UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:         811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: December 31, 2018

Date of reporting period: January 1, 2018 through December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

2

Annual Report

December 31, 2018

American Funds NVIT Asset Allocation Fund

AR-AM-AA 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	American Funds NVIT Asset Allocation Fund

American Funds NVIT Asset Allocation Fund

For the annual period ended December 31, 2018, the American Funds NVIT Asset Allocation Fund (Class II) registered -4.98% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018) was -5.54% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2018 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the sole investment of the American Funds NVIT Asset Allocation Fund. The Asset Allocation Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the American Funds NVIT Asset Allocation Fund.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 4.35% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38% over the same period, while the Bloomberg Barclays U.S. Aggregate Index, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 0.01%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index*, slipped 2.35%.

U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

Investments in the health care sector — one of the fund’s largest sector holdings — contributed to the fund’s returns. Molina Healthcare, UnitedHealth Group and Express Scripts boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts. On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The fund’s fixed income holdings were also a drag on returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Portfolio Managers:

Alan N. Berro, David A. Daigle, Peter Eliot, Jeffrey T. Lager, Jin Lee, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

*Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund

3

Fund Commentary (cont.)	American Funds NVIT Asset Allocation Fund

over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund is subject to cash position risk (the Fund may miss investment opportunities). The Fund is subject to risks of holding significant positions in cash or money market instruments. The Fund is subject to asset allocation risk due to the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments. Please refer to the most recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class II	(4.98)%	4.92%	9.73%
S&P 500® Index	(4.38)%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
Blended Index[2]	(2.26)%	6.22%	9.48%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	The Blended Index comprises 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.08%	0.93%

^

Current effective prospectus dated April 30, 2018. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

6

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	942.40	3.13	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2018

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $5,340,164,923) (Note 1)	$6,166,937,685
Receivable for capital shares issued	1,032,934
Prepaid expenses	10,346

Total Assets	6,167,980,965

Liabilities:
Payable for investment purchased	974,391
Payable for capital shares redeemed	58,542
Accrued expenses and other payables:
Fund administration fees	166,842
Master feeder service provider fee	532,105
Distribution fees	1,331,284
Administrative servicing fees	1,265,460
Accounting and transfer agent fees	996
Trustee fees	3,365
Custodian fees	59,208
Compliance program costs (Note 3)	6,737
Professional fees	24,102
Printing fees	145,362
Other	12,953

Total Liabilities	4,581,347

Net Assets	$6,163,399,618

Represented by:
Capital	$4,781,755,372
Total distributable earnings (loss)	1,381,644,246

Net Assets	$6,163,399,618

Net Assets:
Class II Shares	$6,163,399,618

Total	$6,163,399,618

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	261,010,173

Total	261,010,173

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$23.61

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2018

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$126,500,080

Total Income	126,500,080

EXPENSES:
Fund administration fees	1,518,747
Master feeder service provider fees	16,823,720
Distribution fees Class II Shares	16,823,720
Administrative servicing fees Class II Shares	16,823,720
Professional fees	308,919
Printing fees	103,257
Trustee fees	201,983
Custodian fees	262,697
Accounting and transfer agent fees	3,887
Compliance program costs (Note 3)	27,309
Other	122,588

Total expenses before earnings credit and fees waived	53,020,547

Earnings credit (Note 4)	(1)
Master feeder service provider fees waived (Note 3)	(10,128,604)

Net Expenses	42,891,942

NET INVESTMENT INCOME	83,608,138

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	290,070,322
Net realized gains from transactions in investment security	184,391,203

Net realized gains	474,461,525

Net change in unrealized appreciation/depreciation in the value of investment security	(878,587,396)

Net realized/unrealized losses	(404,125,871)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(320,517,733)

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$83,608,138	$74,898,036
Net realized gains	474,461,525	355,196,534
Net change in unrealized appreciation/depreciation	(878,587,396)	520,491,378

Change in net assets resulting from operations	(320,517,733)	950,585,948

Distributions to Shareholders From:
Distributable earnings:
Class II	(430,089,749)	(217,882,445	)(a)

Change in net assets from shareholder distributions	(430,089,749)	(217,882,445)

Change in net assets from capital transactions	54,162,787	45,134,117

Change in net assets	(696,444,695)	777,837,620

Net Assets:
Beginning of year	6,859,844,313	6,082,006,693

End of year	$6,163,399,618	$6,859,844,313	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$80,209,635	$92,775,111
Dividends reinvested	430,089,749	217,882,445
Cost of shares redeemed	(456,136,597)	(265,523,439)

Total Class II Shares	54,162,787	45,134,117

Change in net assets from capital transactions	$54,162,787	$45,134,117

SHARE TRANSACTIONS:
Class II Shares
Issued	3,030,561	3,677,705
Reinvested	16,826,672	8,581,427
Redeemed	(17,522,985)	(10,396,859)

Total Class II Shares	2,334,248	1,862,273

Total change in shares	2,334,248	1,862,273

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $72,276,681 and net realized gains of $145,605,764.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $79,069,261.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$26.52	0.33	(1.52)	(1.19)	(0.32)	(1.40)	(1.72)	$23.61	(4.98%	)	$6,163,399,618	0.64%	1.24%	0.79%	6.94%
Year Ended December 31, 2017	$23.68	0.29	3.42	3.71	(0.29)	(0.58)	(0.87)	$26.52	15.79%		$6,859,844,313	0.64%	1.14%	0.79%	4.24%
Year Ended December 31, 2016	$23.60	0.30	1.77	2.07	(0.48)	(1.51)	(1.99)	$23.68	9.00%		$6,082,006,693	0.64%	1.25%	0.79%	2.10%
Year Ended December 31, 2015	$24.90	0.31	(0.13)	0.18	(0.36)	(1.12)	(1.48)	$23.60	0.98%		$5,505,446,466	0.64%	1.27%	0.79%	2.20%
Year Ended December 31, 2014	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%		$5,383,130,851	0.64%	1.12%	0.79%	1.85%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2018 was 26.88%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2018

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily

13

Notes to Financial Statements (Continued)

December 31, 2018

attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $6.4 billion	0.15%
$6.4 billion and up to $7.1 billion	0.16%
$7.1 billion and up to $7.3 billion	0.165%
$7.3 billion and more	0.17%
(a)	For the period May 1, 2018 through December 31, 2018. This waiver remains in effect until April 30, 2019.

14

Notes to Financial Statements (Continued)

December 31, 2018

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $6.4 billion	0.15%
$6.4 billion and more	0.16%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $1,518,747 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $27,309.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

15

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $16,823,720.

4.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $466,568,813 and sales of $468,973,560 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

16

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

17

Notes to Financial Statements (Continued)

December 31, 2018

amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$79,071,255		$351,018,494	$430,089,749	$—	$430,089,749

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$72,276,681	$145,605,764	$217,882,445	$—	$217,882,445

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$107,790,374		$449,316,433	$557,106,807	$—	$824,537,439	$1,381,644,246

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

18

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,342,400,246		$919,525,628	$(94,988,189)	$824,537,439

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Asset Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

20

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 81.71%.

The Fund designates $351,018,494, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

21

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

22

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

23

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

24

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

25

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

27

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

28

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

29

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

30

Annual Report

December 31, 2018

American Funds NVIT Bond Fund

AR-AM-BD 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	American Funds NVIT Bond Fund

For the annual period ended December 31, 2018, the American Funds NVIT Bond Fund (Class II) registered -1.07% versus 0.01% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate-Term Bond (consisting of 232 funds as of December 31, 2018) was -0.57% for the same period.

Below is the 2018 annual report commentary from American Funds Insurance Series® Bond Fund (Bond Fund), which is the sole investment of the American Funds NVIT Bond Fund). The Bond Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Bond Fund versus the American Funds NVIT Bond Fund.

Bond Fund slipped 0.45% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was flat and returned 0.01%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s exposure to higher-yielding securities contributed to results. Bond investments across a mix of issuers and sectors exposed the fund to idiosyncratic risks and an underweight position in U.S. Treasuries detracted from results.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. The Fed is well ahead of its peers on its path to monetary policy normalization that may help contribute to a more stable environment for interest rate hikes. The fund’s portfolio managers are optimistic about total returns against such a backdrop and for investing in a spectrum of U.S. fixed income securities.

Portfolio Managers:

Pramod Atluri and David A. Hoag — Capital Research and Management CompanySM

Bond Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class II	(1.07)%	1.88%	3.50%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.17%	1.02%

^

Current effective prospectus dated April 30, 2018. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

4

Fund Performance (cont.)	American Funds NVIT Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,010.40	3.24	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

6

Statement of Assets and Liabilities

December 31, 2018

American Funds NVIT Bond Fund
Assets:
Investment security in Master Fund (cost $3,179,584,386) (Note 1)	$3,052,210,600
Receivable for capital shares issued	2,108,720
Prepaid expenses	4,440

Total Assets	3,054,323,760

Liabilities:
Payable for investment purchased	2,099,433
Payable for capital shares redeemed	9,287
Accrued expenses and other payables:
Fund administration fees	83,315
Master feeder service provider fee	251,734
Distribution fees	641,936
Administrative servicing fees	592,917
Accounting and transfer agent fees	462
Trustee fees	1,092
Custodian fees	18,028
Compliance program costs (Note 3)	3,035
Professional fees	14,939
Printing fees	104,499
Other	4,264

Total Liabilities	3,824,941

Net Assets	$3,050,498,819

Represented by:
Capital	$3,114,589,119
Total distributable earnings (loss)	(64,090,300)

Net Assets	$3,050,498,819

Net Assets:
Class II Shares	$3,050,498,819

Total	$3,050,498,819

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	275,672,125

Total	275,672,125

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.07

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Year Ended December 31, 2018

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$80,289,076

Total Income	80,289,076

EXPENSES:
Fund administration fees	687,091
Master feeder service provider fees	7,375,878
Distribution fees Class II Shares	7,375,878
Administrative servicing fees Class II Shares	7,375,878
Professional fees	142,515
Printing fees	72,450
Trustee fees	88,418
Custodian fees	107,782
Accounting and transfer agent fees	1,799
Compliance program costs (Note 3)	12,025
Other	51,187

Total expenses before fees waived	23,290,901

Master feeder service provider fees waived (Note 3)	(4,473,066)

Net Expenses	18,817,835

NET INVESTMENT INCOME	61,471,241

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	3,964,748
Net realized gains from transactions in investment security	8,470,022

Net realized gains	12,434,770

Net change in unrealized appreciation/depreciation in the value of investment security	(104,718,484)

Net realized/unrealized losses	(92,283,714)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,812,473)

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$61,471,241	$42,484,734
Net realized gains	12,434,770	39,542,971
Net change in unrealized depreciation	(104,718,484)	(1,323,825)

Change in net assets resulting from operations	(30,812,473)	80,703,880

Distributions to Shareholders From:
Distributable earnings:
Class II	(81,271,057)	(40,603,560	)(a)

Change in net assets from shareholder distributions	(81,271,057)	(40,603,560)

Change in net assets from capital transactions	335,428,713	470,473,598

Change in net assets	223,345,183	510,573,918

Net Assets:
Beginning of year	2,827,153,636	2,316,579,718

End of year	$3,050,498,819	$2,827,153,636	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$337,719,127	$442,465,876
Dividends reinvested	81,271,057	40,603,560
Cost of shares redeemed	(83,561,471)	(12,595,838)

Total Class II Shares	335,428,713	470,473,598

Change in net assets from capital transactions	$335,428,713	$470,473,598

SHARE TRANSACTIONS:
Class II Shares
Issued	29,868,861	38,598,202
Reinvested	7,401,736	3,512,419
Redeemed	(7,522,802)	(1,092,819)

Total Class II Shares	29,747,795	41,017,802

Total change in shares	29,747,795	41,017,802

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $33,115,734 and net realized gains of $7,487,826.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $70,071,033.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$11.50	0.23	(0.36)	(0.13)	(0.26)	(0.04)	(0.30)	$11.07	(1.07%	)	$3,050,498,819	0.64%	2.08%	0.79%	2.99%
Year Ended December 31, 2017	$11.31	0.19	0.17	0.36	(0.14)	(0.03)	(0.17)	$11.50	3.21%		$2,827,153,636	0.64%	1.62%	0.79%	0.59%
Year Ended December 31, 2016	$11.34	0.16	0.15	0.31	(0.30)	(0.04)	(0.34)	$11.31	2.65%		$2,316,579,718	0.64%	1.37%	0.79%	2.74%
Year Ended December 31, 2015	$11.53	0.16	(0.19)	(0.03)	(0.16)	–	(0.16)	$11.34	(0.23%	)	$1,984,485,596	0.64%	1.35%	0.79%	2.38%
Year Ended December 31, 2014	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	5.32%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2018 was 30.95%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2018, there were no permanent

12

Notes to Financial Statements (Continued)

December 31, 2018

differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2.5 billion	0.15%
$2.5 billion and up to $2.9 billion	0.16%
$2.9 billion and up to $3.35 billion	0.165%
$3.35 billion and more	0.17%
(a)	For the period May 1, 2018 through December 31, 2018. This waiver remains in effect until April 30, 2019.

13

Notes to Financial Statements (Continued)

December 31, 2018

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2.5 billion	0.15%
$2.5 billion and more	0.16%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $687,091 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $12,025.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $7,375,878.

14

Notes to Financial Statements (Continued)

December 31, 2018

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $408,121,317 and sales of $88,362,321(excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

15

Notes to Financial Statements (Continued)

December 31, 2018

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

16

Notes to Financial Statements (Continued)

December 31, 2018

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$70,072,132	$11,198,925	$81,271,057	$—	$81,271,057

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,115,734	$7,487,826	$40,603,560	$—	$40,603,560

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$61,470,142	$10,894,595	$72,364,737	$—	$(136,455,037)	$(64,090,300)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,188,665,637	$2,380,898	$(138,835,935)	$(136,455,037)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

18

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.32%.

The Fund designates $11,198,925, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

19

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

20

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

21

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

22

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

23

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

24

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

25

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

26

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

27

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

28

Annual Report

December 31, 2018

American Funds NVIT Global Growth Fund

AR-AM-GG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	American Funds NVIT Global Growth Fund

For the annual period ended December 31, 2018, the American Funds NVIT Global Growth Fund (Class II) registered -9.42% versus -9.42% for its benchmark, the MSCI ACWI*. For broader comparison, the median return for the Fund’s Morningstar insurance funds peer category, World Large Stock (consisting of 119 funds as of December 31, 2018), was -9.80% for the same period.

Below is the 2018 annual report commentary from American Funds Insurance Series Global Growth Fund (Global Growth Fund), which is the sole investment of the American Funds NVIT Global Growth Fund. The Global Growth Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Global Growth Fund versus the American Funds NVIT Global Growth Fund.

Global Growth Fund slipped 8.81% for the 12 months ended December 31, 2018, compared with a 9.42% decrease for the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, and was the top contributor to the fund’s relative returns. Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Tencent and Facebook, losing ground as a broad selloff continued in the formerly high-flying sector.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and India were additive to relative results, while stocks of companies based in the U.K., China and Brazil lagged.

Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Portfolio Managers:

Patrice Collette, Paul Flynn and Jonathan Knowles — Capital Research and Management CompanySM

*The MSCI ACWI Index result reflects dividends net of withholding taxes and reinvestment of distributions.

Global Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class II	(9.42%)	5.22%	11.21%
MSCI ACWISM	(9.42%)	4.26%	9.46%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.37%	1.22%

^

Current effective prospectus dated April 30, 2018. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

4

Fund Performance (cont.)	American Funds NVIT Global Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund versus performance of the MSCI ACWISM and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	880.80	3.13	0.66
	Hypothetical	(c)(d)	1,000.00	1,021.88	3.36	0.66

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

6

Statement of Assets and Liabilities

December 31, 2018

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $351,916,906) (Note 1)	$346,590,729
Receivable for capital shares issued	256,350
Prepaid expenses	616

Total Assets	346,847,695

Liabilities:
Payable for investment purchased	247,388
Payable for capital shares redeemed	8,962
Accrued expenses and other payables:
Fund administration fees	18,562
Master feeder service provider fee	29,909
Distribution fees	74,792
Administrative servicing fees	71,883
Accounting and transfer agent fees	112
Trustee fees	183
Custodian fees	2,303
Compliance program costs (Note 3)	379
Professional fees	10,805
Printing fees	72,689
Other	5,678

Total Liabilities	543,645

Net Assets	$346,304,050

Represented by:
Capital	$319,388,001
Total distributable earnings (loss)	26,916,049

Net Assets	$346,304,050

Net Assets:
Class II Shares	$346,304,050

Total	$346,304,050

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	12,764,384

Total	12,764,384

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$27.13

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Year Ended December 31, 2018

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$3,641,980

Total Income	3,641,980

EXPENSES:
Fund administration fees	124,665
Master feeder service provider fees	983,293
Distribution fees Class II Shares	983,293
Administrative servicing fees Class II Shares	983,293
Professional fees	32,195
Printing fees	38,418
Trustee fees	11,826
Custodian fees	14,869
Accounting and transfer agent fees	420
Compliance program costs (Note 3)	1,589
Other	9,162

Total expenses before fees waived	3,183,023

Master feeder service provider fees waived (Note 3)	(589,979)

Net Expenses	2,593,044

NET INVESTMENT INCOME	1,048,936

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	26,838,759
Net realized gains from transactions in investment security	11,445,548

Net realized gains	38,284,307

Net change in unrealized appreciation/depreciation in the value of investment security	(74,983,825)

Net realized/unrealized losses	(36,699,518)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,650,582)

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,048,936	$895,697
Net realized gains	38,284,307	23,878,948
Net change in unrealized appreciation/depreciation	(74,983,825)	68,364,684

Change in net assets resulting from operations	(35,650,582)	93,139,329

Distributions to Shareholders From:
Distributable earnings:
Class II	(21,869,828)	(30,779,924	)(a)

Change in net assets from shareholder distributions	(21,869,828)	(30,779,924)

Change in net assets from capital transactions	13,497,714	28,331,921

Change in net assets	(44,022,696)	90,691,326

Net Assets:
Beginning of year	390,326,746	299,635,420

End of year	$346,304,050	$390,326,746	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$32,850,439	$37,273,089
Dividends reinvested	21,869,828	30,779,924
Cost of shares redeemed	(41,222,553)	(39,721,092)

Total Class II Shares	13,497,714	28,331,921

Change in net assets from capital transactions	$13,497,714	$28,331,921

SHARE TRANSACTIONS:
Class II Shares
Issued	1,036,112	1,250,636
Reinvested	703,889	1,029,085
Redeemed	(1,289,210)	(1,314,751)

Total Class II Shares	450,791	964,970

Total change in shares	450,791	964,970

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $2,531,680 and net realized gains of $28,248,244.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $895,683.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$31.70	0.08	(2.84)	(2.76)	(0.07)	(1.74)	(1.81)	$27.13	(9.42%	)	$346,304,050	0.66%	0.27%	0.81%	8.19%
Year Ended December 31, 2017	$26.40	0.08	7.93	8.01	(0.22)	(2.49)	(2.71)	$31.70	30.97%		$390,326,746	0.67%	0.25%	0.82%	9.22%
Year Ended December 31, 2016	$29.48	0.14	–	0.14	(0.44)	(2.78)	(3.22)	$26.40	0.19%		$299,635,420	0.67%	0.52%	0.82%	8.36%
Year Ended December 31, 2015	$30.78	0.21	1.68	1.89	(0.21)	(2.98)	(3.19)	$29.48	6.54%		$302,116,620	0.67%	0.65%	0.82%	6.09%
Year Ended December 31, 2014	$30.44	0.24	0.32	0.56	(0.22)	–	(0.22)	$30.78	1.84%		$260,705,224	0.67%	0.78%	0.82%	6.40%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2018 was 6.29%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

11

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

12

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund had no reclassifications between capital and total distributable earnings (loss).

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2 billion	0.15%
$2 billion and more	0.17%
(a)	For the period May 1, 2018 through December 31, 2018. This waiver remains in effect until April 30, 2019.

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2 billion	0.15%
$2 billion and more	0.16%

13

Notes to Financial Statements (Continued)

December 31, 2018

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $124,665 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to 1,589.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $983,293.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including

14

Notes to Financial Statements (Continued)

December 31, 2018

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $51,707,889 and sales of 32,183,019 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

15

Notes to Financial Statements (Continued)

December 31, 2018

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the

16

Notes to Financial Statements (Continued)

December 31, 2018

Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$895,784	$20,974,044	$21,869,828	$—	$21,869,828

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,531,680	$28,248,244	$30,779,924	$—	$30,779,924

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,648,780	$34,675,463	$37,324,243	$—	$(10,408,194)	$26,916,049

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$356,998,923	$14,380,242	$(24,788,436)	$(10,408,194)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Global Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

18

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 90.00%.

The Fund designates $20,974,044, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $1,328,391 or $0.1041 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $399,297 or $0.0313 per outstanding share.

19

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

20

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

21

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

22

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

23

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

24

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

25

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

26

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

27

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

28

Annual Report

December 31, 2018

American Funds NVIT Growth Fund

AR-AM-GR 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	American Funds NVIT Growth Fund

For the annual period ended December 31, 2018, the American Funds NVIT Growth Fund (Class II) registered -0.66% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Growth (consisting of 303 funds as of December 31, 2017), was -1.14% for the same period.

Below is the 2018 annual report commentary from the American Funds Insurance Series® Growth Fund (Growth Fund), which is the sole investment of the American Funds NVIT Growth Fund. The Growth Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Growth Fund versus the American Funds NVIT Growth Fund.

Growth Fund marginally lost 0.01% for the 12 months ended December 31, 2018, compared with a 4.38% decline in its benchmark index, Standard & Poor’s 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Investments in the information technology and consumer discretionary sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company ServiceNow. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.4% in the third quarter, the fund’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Portfolio Managers:

Mark L. Casey, Michael T. Kerr, Andraz Razen, Martin Romo and Alan J. Wilson — Capital Research and Management CompanySM

Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class II	(0.66%)	9.75%	14.25%
S&P 500® Index	(4.38%)	8.49%	13.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.15%	1.00%

^

Current effective prospectus dated April 30, 2018. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

4

Fund Performance (cont.)	American Funds NVIT Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	906.40	3.12	0.65
	Hypothetical	(c)(d)	1,000.00	1,021.93	3.31	0.65

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

6

Statement of Assets and Liabilities

December 31, 2018

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $596,457,950) (Note 1)	$601,912,243
Receivable for investment sold	179,030
Receivable for capital shares issued	4,173
Prepaid expenses	1,027

Total Assets	602,096,473

Liabilities:
Payable for capital shares redeemed	183,203
Accrued expenses and other payables:
Fund administration fees	25,264
Master feeder service provider fee	52,403
Distribution fees	131,041
Administrative servicing fees	128,108
Accounting and transfer agent fees	152
Trustee fees	356
Custodian fees	3,296
Compliance program costs (Note 3)	681
Professional fees	11,152
Printing fees	74,397
Other	4,305

Total Liabilities	614,358

Net Assets	$601,482,115

Represented by:
Capital	$505,298,957
Total distributable earnings (loss)	96,183,158

Net Assets	$601,482,115

Net Assets:
Class II Shares	$601,482,115

Total	$601,482,115

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	7,629,443

Total	7,629,443

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$78.84

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Year Ended December 31, 2018

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$4,609,316

Total Income	4,609,316

EXPENSES:
Fund administration fees	186,780
Master feeder service provider fees	1,688,155
Distribution fees Class II Shares	1,688,155
Administrative servicing fees Class II Shares	1,688,155
Professional fees	44,321
Printing fees	41,085
Trustee fees	20,456
Custodian fees	24,612
Accounting and transfer agent fees	576
Compliance program costs (Note 3)	2,775
Other	12,747

Total expenses before fees waived	5,397,817

Master feeder service provider fees waived (Note 3)	(1,012,898)

Net Expenses	4,384,919

NET INVESTMENT INCOME	224,397

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	66,745,316
Net realized gains from transactions in investment security	45,821,075

Net realized gains	112,566,391

Net change in unrealized appreciation/depreciation in the value of investment security	(113,124,434)

Net realized/unrealized losses	(558,043)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(333,646)

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$224,397	$681,052
Net realized gains	112,566,391	70,525,959
Net change in unrealized appreciation/depreciation	(113,124,434)	69,670,738

Change in net assets resulting from operations	(333,646)	140,877,749

Distributions to Shareholders From:
Distributable earnings:
Class II	(67,318,137)	(46,452,049	)(a)

Change in net assets from shareholder distributions	(67,318,137)	(46,452,049)

Change in net assets from capital transactions	12,586,633	61,625,668

Change in net assets	(55,065,150)	156,051,368

Net Assets:
Beginning of year	656,547,265	500,495,897

End of year	$601,482,115	$656,547,265	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$46,479,200	$59,852,847
Dividends reinvested	67,318,137	46,452,049
Cost of shares redeemed	(101,210,704)	(44,679,228)

Total Class II Shares	12,586,633	61,625,668

Change in net assets from capital transactions	$12,586,633	$61,625,668

SHARE TRANSACTIONS:
Class II Shares
Issued	502,280	719,863
Reinvested	751,151	570,734
Redeemed	(1,103,462)	(535,838)

Total Class II Shares	149,969	754,759

Total change in shares	149,969	754,759

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $1,827,017 and net realized gains of $44,625,032.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,058,157.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$87.78	0.03	0.54	0.57	(0.29)	(9.22)	(9.51)	$78.84	(0.66%	)	$601,482,115	0.65%	0.03%	0.80%	13.98%
Year Ended December 31, 2017	$74.43	0.10	20.06	20.16	(0.27)	(6.54)	(6.81)	$87.78	27.80%		$656,547,265	0.65%	0.12%	0.80%	6.47%
Year Ended December 31, 2016	$86.31	0.32	6.60	6.92	(0.20)	(18.60)	(18.80)	$74.43	9.06%		$500,495,897	0.65%	0.39%	0.80%	8.45%
Year Ended December 31, 2015	$84.05	0.20	5.05	5.25	(0.64)	(2.35)	(2.99)	$86.31	6.43%		$476,355,527	0.65%	0.23%	0.80%	6.31%
Year Ended December 31, 2014	$78.12	0.67	5.63	6.30	(0.37)	–	(0.37)	$84.05	8.07%		$432,443,067	0.66%	0.83%	0.81%	6.28%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expenses do not include expenses from the Master Fund.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2018 was 2.57%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

11

Notes to Financial Statements (Continued)

December 31, 2018

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily

12

Notes to Financial Statements (Continued)

December 31, 2018

attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the he Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2 billion	0.15%
$2 billion and more	0.17%
(a)	For the period May 1, 2018 through December 31, 2018. This waiver remains in effect until April 30, 2019.

13

Notes to Financial Statements (Continued)

December 31, 2018

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2 billion	0.15%
$2 billion and more	0.16%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $186,780 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $2,775.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

14

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $1,688,155.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $106,494,433 and sales of $94,245,728 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

15

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

16

Notes to Financial Statements (Continued)

December 31, 2018

amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,058,395	$65,259,742	$67,318,137	$—	$67,318,137

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,827,017	$44,625,032	$46,452,049	$—	$46,452,049

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,399,052	$98,181,410	$100,580,462	$—	$(4,397,304)	$96,183,158

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

17

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$606,309,547	$26,621,865	$(31,019,169)	$(4,397,304)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $65,259,742, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

21

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

22

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

24

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

26

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

27

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

29

Annual Report

December 31, 2018

American Funds NVIT Growth-Income  Fund

AR-AM-GI 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	American Funds NVIT Growth-Income Fund

For the annual period ended December 31, 2018, the American Funds NVIT Growth-Income Fund (Class II) registered -2.18% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was -5.00% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2018 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the sole investment of the American Funds NVIT Growth-Income Fund. The Growth-Income Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the American Funds NVIT Growth-Income Fund.

Growth-Income Fund lost 1.55% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.

The fund’s portfolio managers welcome new shareholders to the fund and thank you for your trust, and look forward to reporting again in six months.

Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, S. Keiko McKibben, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. The Fund also is subject to dividend risk. Income provided by the Fund could be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Master Growth-Income Fund invests. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class II	(2.18%)	8.10%	12.54%
S&P 500® Index	(4.38%)	8.49%	13.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.07%	0.92%

^

Current effective prospectus dated April 30, 2018. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

4

Fund Performance (cont.)	American Funds NVIT Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	920.60	3.10	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

6

Statement of Assets and Liabilities

December 31, 2018

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $2,824,246,279) (Note 1)	$2,907,288,604
Receivable for capital shares issued	1,603,796
Prepaid expenses	4,760

Total Assets	2,908,897,160

Liabilities:
Payable for investment purchased	1,595,996
Payable for capital shares redeemed	7,800
Accrued expenses and other payables:
Fund administration fees	84,045
Master feeder service provider fee	247,154
Distribution fees	629,692
Administrative servicing fees	585,126
Accounting and transfer agent fees	499
Trustee fees	1,661
Custodian fees	20,645
Compliance program costs (Note 3)	3,200
Professional fees	16,063
Printing fees	109,393
Other	4,832

Total Liabilities	3,306,106

Net Assets	$2,905,591,054

Represented by:
Capital	$2,480,752,719
Total distributable earnings (loss)	424,838,335

Net Assets	$2,905,591,054

Net Assets:
Class II Shares	$2,905,591,054

Total	$2,905,591,054

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	58,224,681

Total	58,224,681

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$49.90

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Year Ended December 31, 2018

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$52,463,760

Total Income	52,463,760

EXPENSES:
Fund administration fees	730,571
Master feeder service provider fees	7,864,367
Distribution fees Class II Shares	7,864,367
Administrative servicing fees Class II Shares	7,864,367
Professional fees	152,268
Printing fees	74,796
Trustee fees	94,660
Custodian fees	116,953
Accounting and transfer agent fees	1,932
Compliance program costs (Note 3)	12,942
Other	55,591

Total expenses before earnings credit and fees waived	24,832,814

Earnings credit (Note 4)	(1)
Master feeder service provider fees waived (Note 3)	(4,765,773)

Net Expenses	20,067,040

NET INVESTMENT INCOME	32,396,720

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT
Net realized gains distributions from Master Fund	213,777,487
Net realized gains from transactions in investment security	112,974,902

Net realized gains	326,752,389

Net change in unrealized appreciation/depreciation in the value of investment security	(414,043,764)

Net realized/unrealized losses	(87,291,375)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,894,655)

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$32,396,720	$29,265,541
Net realized gains	326,752,389	267,934,719
Net change in unrealized appreciation/depreciation	(414,043,764)	269,310,170

Change in net assets resulting from operations	(54,894,655)	566,510,430

Distributions to Shareholders From:
Distributable earnings:
Class II	(283,595,991)	(324,081,448	)(a)

Change in net assets from shareholder distributions	(283,595,991)	(324,081,448)

Change in net assets from capital transactions	122,916,803	236,320,504

Change in net assets	(215,573,843)	478,749,486

Net Assets:
Beginning of year	3,121,164,897	2,642,415,411

End of year	$2,905,591,054	$3,121,164,897	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$113,716,031	$119,327,710
Dividends reinvested	283,595,991	324,081,448
Cost of shares redeemed	(274,395,219)	(207,088,654)

Total Class II Shares	122,916,803	236,320,504

Change in net assets from capital transactions	$122,916,803	$236,320,504

SHARE TRANSACTIONS:
Class II Shares
Issued	2,009,325	2,168,884
Reinvested	5,095,149	6,255,191
Redeemed	(4,645,665)	(3,795,247)

Total Class II Shares	2,458,809	4,628,828

Total change in shares	2,458,809	4,628,828

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $40,122,738 and net realized gains of $283,958,710.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $31,546,244.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$55.97	0.59	(1.25)	(0.66)	(0.60)	(4.81)	(5.41)	$49.90	(2.18%	)	$2,905,591,054	0.64%	1.03%	0.79%	8.87%
Year Ended December 31, 2017	$51.67	0.56	10.25	10.81	(0.81)	(5.70)	(6.51)	$55.97	21.93%		$3,121,164,897	0.64%	1.02%	0.79%	7.37%
Year Ended December 31, 2016	$54.81	0.62	4.99	5.61	(0.68)	(8.07)	(8.75)	$51.67	11.09%		$2,642,415,411	0.64%	1.15%	0.79%	3.07%
Year Ended December 31, 2015	$59.03	0.58	(0.12)	0.46	(0.52)	(4.16)	(4.68)	$54.81	1.09%		$2,212,405,870	0.64%	0.98%	0.79%	4.16%
Year Ended December 31, 2014	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%		$2,053,620,938	0.64%	0.98%	0.79%	6.49%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Expenses do not include expenses from the Master Fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2018 was 9.73%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

11

Notes to Financial Statements (Continued)

December 31, 2018

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

12

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2018, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2.7 billion	0.15%
$2.7 billion and up to $3.2 billion	0.16%
$3.2 billion and up to $3.75 billion	0.165%
$3.75 billion and more	0.17%
(a)	For the period May 1, 2018 through December 31, 2018. This waiver remains in effect until April 30, 2019.

13

Notes to Financial Statements (Continued)

December 31, 2018

Prior to May 1, 2018, NFM waived a portion of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule
Up to $2.7 billion	0.15%
$2.7 billion and more	0.16%

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $730,571 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $12,942.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

14

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $7,864,367.

4.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $364,133,152 and sales of $278,633,529 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

15

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment

16

Notes to Financial Statements (Continued)

December 31, 2018

as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,546,508	$252,049,483	$283,595,991	$—	$283,595,991

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$40,122,738	$283,958,710	$324,081,448	$—	$324,081,448

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$44,638,272	$307,854,727	$352,492,999	$—	$72,345,336	$424,838,335

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,834,943,268	$196,491,013	$(124,145,677)	$72,345,336

17

Notes to Financial Statements (Continued)

December 31, 2018

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Growth-Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $252,049,483, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

21

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

22

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

24

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

26

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

27

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

29

American Funds Insurance Series®

Annual report for the year ended December 31, 2018

CAPITAL GROUP® | AMERICAN FUNDS®

# We believe in investing in global companies for the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital

Group, is the underlying investment vehicle for

many variable annuities and insurance products.

For more than 85 years, Capital Group has

invested with a long-term focus based on

thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	Fund reviews

Investment portfolios

46	Global Growth Fund

48	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

58	New World Fund®

61	Blue Chip Income and Growth Fund

64	Global Growth and Income Fund

67	Growth-Income Fund

70	International Growth and Income Fund

73	Capital Income Builder®

78	Asset Allocation Fund

84	Global Balanced Fund

90	Bond Fund

96	Global Bond Fund

103	High-Income Bond Fund

107	Mortgage Fund

111	Ultra-Short Bond Fund

112	U.S. Government/AAA-Rated Securities Fund

117	Managed Risk Growth Fund

119	Managed Risk International Fund

121	Managed Risk Blue Chip Income and Growth Fund

123	Managed Risk Growth-Income Fund

125	Managed Risk Asset Allocation Fund

126	Financial statements

Fellow investors:

Global equity markets, pressured by rising interest rates and a slowing global economy, fell on an annual basis for the first time since 2015, as measured by the 9.42% decline in the MSCI ACWI (All Country World Index).1,2 Tighter monetary policy, potentially peaking earnings and a brewing trade war involving the U.S., China and Europe reverberated around the world, halting one of the longest-running bull markets in history.

Despite strong corporate earnings and economic growth boosted by tax cuts early in the year, a decline of 4.50% was recorded by the MSCI USA Index.1,3 The nation’s GDP is estimated to have grown at an annualized 3.4% in the third quarter with the U.S. unemployment rate remaining at 3.7% in November, the lowest level in nearly 50 years. However, a series of trade-related issues between the U.S. and China that elevated geopolitical tensions, combined with political turmoil and high valuation in the U.S., contributed to a decline in the fourth quarter that wiped out the gains of the previous three quarters. Meanwhile, the Federal Reserve raised the benchmark federal funds rate to a range of 2.25% to 2.50%. The Fed continued on its path to reduce the size of its balance sheet and raised rates by a quarter percentage point four times over the past 12 months. This added to investor unease by the time they got to the fourth increase.

In Europe, worries over trade, delays in reaching a separation agreement between the U.K. and the European

Union, and a general retreat in favor of U.S. equities hurt markets. The MSCI Europe Index1 fell 14.86% with Germany (-22.17%), Italy (-17.75%), France (-12.76%) and the U.K. (-14.15%) all registering double-digit losses. In an unexpected shift from the prior year, the European economy lurched to a near halt. Deteriorating trade relations also weighed on European stocks, given the region’s dependence on international trade. Adding to those concerns, the European Central Bank ended its bond-buying stimulus program in December, removing a degree of support for the economy. As business sentiment dropped, eurozone economic growth slowed to an annualized 0.6% in the third quarter, down from 2.3% at the end of 2017. Elsewhere among developed markets, Japanese equities declined 12.88% as the economy stumbled, contracting for the first time since 2015. Private consumption faltered and output declined, owing partly to natural disasters that hurt exports and tourism.

Emerging markets stocks also fell (the MSCI Emerging Markets Investable Market Index1,4 was down 15.05%), dragged down by China’s weakening economy, heightened U.S.-China trade frictions and a rally in the U.S. dollar. In China, selling intensified as the economy decelerated and its trade clash with the U.S. escalated. Chinese stocks (-18.74%) posted their worst annual return since 2011, as shares of their leading technology-related companies fell from lofty levels. Individual market economies

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes.

[1]Source:	MSCI.

2The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.

3The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.

4MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization-weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

American Funds Insurance Series        1

– Brazil and Turkey most notably – were impacted by idiosyncratic political and economic developments.

In bond markets, U.S. corporate investment-grade securities (rated BBB/ Baa and above) declined 2.51% (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index5,6), while U.S. high-yield corporate debt slipped 2.08% (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index5,7). More broadly, the Bloomberg Barclays Global Aggregate Index5,8 was down 1.20%, while the Bloomberg Barclays U.S. Aggregate Index5,9 was virtually unchanged at 0.01%. The 10-year Treasury yield, which stood at 2.40% on December 31, 2017, rose marginally to finish at 2.69%. The J.P. Morgan Emerging Markets Bond Index - Global10 lost 4.61%.

In currency markets, the U.S. dollar rose against most currencies. The euro (-4.80%), British pound (-5.85%) and Canadian dollar (-8.26%) all experienced headwinds from a stronger U.S. dollar. Although most currencies slipped, the Japanese yen was a rare gainer, as it rose 2.68% against the dollar.

Looking ahead

All over the globe, economies appear to be slowing down and equity markets are exhibiting volatility. The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to elevated debt levels. We will be following and analyzing each of these issues. But now that these uncertainties have been priced into markets, we can utilize these new lower valuations as we search for securities that are attractive on a longer-term basis. We’re careful by nature, and we know that after a period when everyone is very concerned, it is usually a good time to pick one’s head up and look around for bargains.

Our time-tested approach – based on extensive research, a long-term outlook and close attention to valuation – has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 12, 2019

[5]	Source: Bloomberg Index Services Ltd.
[6]

The Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[7]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[9]	The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[10]

The J.P. Morgan Emerging Markets Bond Index - Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2        American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Growth-Income Fund. The waivers and reimbursements will be in effect through at least May 1, 2020, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series        3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund slipped 8.81% for the 12 months ended December 31, 2018, compared with a 9.42% decrease for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, and was the top contributor to the fund’s relative returns. Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Tencent and Facebook, losing ground as a broad selloff continued in the formerly high-flying sector.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and India were additive to relative results, while stocks of companies based in the U.K., China and Brazil lagged.

Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	43.6%	China	4.7%	South Africa	1.7%

	Other	1.2	Japan	4.4

		44.8	Taiwan	4.3	Short-term securities & other
			Hong Kong	3.2	assets less liabilities	5.6

	Europe		India	1.9
	United Kingdom	6.8	Other	2.4	Total	100.0%

	Netherlands	5.0		20.9

	France	4.4
	Switzerland	3.8
	Germany	1.8
	Russian Federation	1.3
	Sweden	1.1
	Other	2.8

		27.0

Percent of net assets
Largest equity	Amazon	6.24%	Visa	2.74%
securities	TSMC	3.82	Alibaba Group	2.32
	Alphabet	3.54	AIA Group	2.26
	ASML	3.32	Broadcom	2.25
	Microsoft	2.92	Airbus Group	1.91

4        American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

	Class 1	-8.81%	5.92%	11.96%	9.16%	.55%
	Class 1A	-9.02	5.66	11.69	8.89	.80
	Class 2	-9.04	5.65	11.69	8.89	.80
	Class 4	-9.24	5.39	11.45	8.64	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
	[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 10.31% for the 12 months ended December 31, 2018. Its benchmark, the MSCI All Country World Small Cap Index,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, fell 14.39%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Fund holdings in the health care sector, which includes investments across multiple sub-segments from biotechnology and pharmaceuticals to life sciences tools and services, aided returns. Evolent Health contributed to the fund’s results as the benefits of value-based care gained support. However, the fund’s investments in consumer discretionary stocks, such as Tele Columbus and Melco International Development, hurt results amid market volatility and weak economic data from the Eurozone and China.

While investments in U.S. companies were additive to relative returns, investments in companies domiciled in Hong Kong detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to revolutionize industries and benefit shareholders. Innovation at smaller health care companies, for example, helps facilitate breakthroughs and the biotechnology industry is an area of interest due to continuous improvements in drug research methods and approval processes. The fund also currently invests in nearly 300 companies diversified across geographies. Political uncertainty in both the U.S. and U.K. leads to some concerns about business confidence in the short term. As always, we maintain our commitment to investing for the long term and believe our rigorous bottom-up research into each potential equity investment can help achieve this goal.

Percent of net assets

Country diversification	The Americas		Asia/Pacific Basin (continued)		Europe (continued)
	United States	42.4%	Philippines	1.8%	Switzerland	1.1%
	Brazil	1.5	South Korea	1.2	Italy	1.1
	Canada	1.2	Thailand	1.0	Other	4.9

	Other	.7	Taiwan	1.0		18.6

		45.8	Other	1.1

				24.7	Short-term securities & other

	Asia/Pacific Basin				assets less liabilities	10.9

	India	5.8	Europe
	Japan	5.5	United Kingdom	7.3	Total	100.0%

	China	4.7	Germany	2.2
	Hong Kong	2.6	Sweden	2.0

Percent of net assets

Largest equity	GW Pharmaceuticals	2.19%	Molina Healthcare	1.21%
securities	Insulet	1.87	Five Below	1.18
	Kotak Mahindra Bank	1.54	International Container Terminal Services	1.17
	Paycom	1.44	iRhythm	1.17
	Allakos	1.27	Integra LifeSciences Holdings	1.14

6        American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

	Class 1	-10.31%	3.57%	11.32%	8.73%	.74%
	Class 1A	-10.56	3.32	11.04	8.46	.99
	Class 2	-10.55	3.32	11.04	8.46	.99
	Class 4	-10.80	3.06	10.77	8.19	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
	[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
Percent of net assets

Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund marginally lost 0.01% for the 12 months ended December 31, 2018, compared with a 4.38% decline in its benchmark index, Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Investments in the information technology and consumer discretionary sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company ServiceNow. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.4% in the third quarter, the fund’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets
Largest equity	Microsoft	4.53%	Alphabet	3.05%
securities	Facebook	4.20	Netflix	2.74
	Broadcom	3.70	Tesla	2.57
	UnitedHealth Group	3.59	Regeneron Pharmaceuticals	2.14
	Amazon	3.40	Intuitive Surgical	1.92

8        American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	-0.01%	10.47%	15.00%	12.44%	.34%
	Class 1A	-0.26	10.20	14.72	12.16	.59
	Class 2	-0.25	10.19	14.72	12.16	.59
	Class 3	-0.18	10.26	14.80	12.24	.52
	Class 4	-0.50	9.92	14.45	11.89	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
	[1]Source: S&P Dow Jones Indices LLC.
Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 12.94% for the 12 months ended December 31, 2018. That compares to the 14.20% decline of its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

In the fund, stocks in the financials sector generated the highest relative returns. Within the sector, HDFC Bank reported profit growth in the second quarter and AIA Group reported strong earnings for the first half of the year. On the flip side, investments in consumer staples companies were a drag on results. Within the sector, British American Tobacco hindered results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify companies that we believe represent the best value over the long term.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	13.1%	Germany	2.8%	Israel	1.2%
	China	9.6	Spain	2.4	Other	.6

	Hong Kong	7.3	Netherlands	1.4		1.8

	India	7.0	Ireland	1.1
	South Korea	3.7	Other	1.8	Short-term securities & other

	Philippines	1.1		36.3	assets less liabilities	11.0

	Australia	1.0
	Other	1.1	The Americas		Total	100.0%

		43.9	Canada	2.9

			Brazil	2.0
	Europe		United States	1.7
	United Kingdom	11.5	Mexico	.4

	France	10.2		7.0

	Switzerland	5.1

			Percent of net assets
Largest equity	AIA Group	3.78%	Shire	2.17%
securities	HDFC Bank	3.21	Samsung Electronics	1.90
	Airbus	3.12	Pernod Ricard	1.69
	Novartis	3.11	Alibaba Group	1.68
	Tencent	2.22	Royal Dutch Shell	1.53

10        American Funds Insurance Series

International Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

	Class 1	-12.94%	2.26%	7.93%	7.72%	.53%
	Class 1A	-13.11	2.02	7.67	7.45	.78
	Class 2	-13.13	2.01	7.65	7.45	.78
	Class 3	-13.10	2.07	7.73	7.53	.71
	Class 4	-13.41	1.75	7.41	7.19	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 13.83% for the 12 months ended December 31, 2018. Its benchmark index, the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The MSCI Emerging Markets Index,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), decreased by 14.58%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. In emerging markets, Russia was impacted by U.S. sanctions, while Argentina suffered from a currency crisis as the peso collapsed more than 45% against the greenback.

Investments in the energy sector were beneficial to the fund. Reliance Industries rose led by strong earnings growth from its petrochemical business. The company also benefited from continued expansion and success of its telecommunications network Jio. Among detractors, investments in the financials sector hurt results with Grupo Financiero Galicia hindering returns, despite reporting a rise in second-quarter profits from the same period in 2017. Investments in tobacco companies such as British American Tobacco were also a drag on results due to concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products.

At this point in the market cycle and amid increased volatility, selectivity and close attention to individual holdings are particularly important. The fund’s portfolio managers continue to pursue a bottom-up approach to investing and continue to search for undervalued companies with solid foundations around the world.

					Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	13.0%	Canada	1.3%	Other	2.0%

	China	10.3	Other	2.6

	Japan	4.8		28.5	Short-term securities & other

	Taiwan	3.1			assets less liabilities	17.1

	Hong Kong	2.9	Europe
	Other	3.3	United Kingdom	4.9	Total	100.0%

		37.4	France	2.3

			Russian Federation	2.1
	The Americas		Switzerland	2.1
	United States	15.5	Germany	1.3
	Brazil	9.1	Other	2.3

				15.0

				Percent of net assets

Largest equity	Reliance Industries	6.16%	Alibaba Group	1.76%
securities	TSMC	2.89	PagSeguro Digital	1.75
	HDFC Bank	2.71	Vale	1.74
	Alphabet	2.21	British American Tobacco	1.62
	AIA Group	1.79	B3	1.48

12        American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

	Class 1	-13.83%	1.14%	7.87%	7.51%	.76%
	Class 1A	-14.02	0.89	7.61	7.24	1.01
	Class 2	-14.04	0.89	7.61	7.24	1.01
	Class 4	-14.25	0.63	7.35	6.98	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund lost 8.45% for the 12 months ended December 31, 2018, trailing its benchmark index, Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Over the fiscal year, stock selection in the materials sector helped marginally boost relative returns, while positions in health care and industrials lagged, as did holdings among the less-cyclical consumer staples sector. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products. The fund was also disadvantaged by its lower holding of select, U.S. growth stocks.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor more stable, high-dividend-paying companies that are likely to hold up better in weak markets, while providing consistent income and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

				Percent of net assets
Largest equity	AbbVie	7.70%	Intel	3.22%
securities	Abbott Laboratories	5.19	EOG Resources	2.95
	Lowe’s	3.58	Gilead Sciences	2.93
	Amgen	3.43	Philip Morris International	2.78
	Microsoft	3.30	QUALCOMM	2.72

14        American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
					Lifetime (since July 5, 2001)	Expense ratio
		1 year	5 years	10 years

	Class 1	-8.45%	7.55%	12.12%	5.91%	.41%
	Class 1A	-8.67	7.30	11.85	5.65	.66
	Class 2	-8.66	7.28	11.86	5.64	.66
	Class 4	-8.92	7.01	11.63	5.41	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 9.36% for the 12 months ended December 31, 2018, compared with a 9.42% decrease in its benchmark index, MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Several sectors including health care contributed to the fund’s returns. Health care companies UnitedHealth Group and Centene rallied on solid earnings reports and were among the top contributors to results. On the downside, investments in information technology - representing the fund’s largest sector holding - were a drag on relative results led by PagSeguro and AAC Technologies Holdings, losing ground as a broad selloff continued in the formerly high-flying sector.

With quantitative easing programs ending or set to end and slower economic growth in the U.S. and Europe, the fund’s portfolio managers remain cautiously optimistic about prospects for the global economy. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with sustainable dividends and income.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	37.5%	Italy	1.0%	Israel	.5%

	Brazil	6.0	Other	1.6
	Canada	1.5		26.6	Short-term securities & other
	Other	.2			assets less liabilities	6.1

		45.2	Asia/Pacific Basin

			Japan	6.8	Total	100.0%

	Europe		Taiwan	3.8
	France	6.5	India	3.6
	United Kingdom	5.8	China	2.3
	Switzerland	3.7	Hong Kong	1.6
	Germany	2.6	Australia	1.3
	Denmark	2.1	Other	2.2
	Netherlands	2.1		21.6
	Spain	1.2

					Percent of net assets

Largest equity	Nintendo		4.24%	Vale		2.49%
securities	TSMC		3.85	Microsoft		2.33
	UnitedHealth Group		3.74	Nestlé		2.18
	Airbus Group		3.12	Alphabet		2.04
	Reliance Industries		2.83	Broadcom		2.04

16        American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
					Lifetime (since May 1, 2006)	Expense ratio
		1 year	5 years	10 years

	Class 1	-9.36%	5.26%	10.84%	5.87%	.63%
	Class 1A	-9.62	5.03	10.59	5.62	.88
	Class 2	-9.63	4.97	10.56	5.60	.88
	Class 4	-9.89	4.71	10.31	5.36	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund lost 1.55% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.

				Percent of net assets
Largest equity	Microsoft	3.30%	Amazon	1.76%
holdings	Alphabet	2.32	Broadcom	1.69
	AbbVie	2.25	JPMorgan Chase	1.63
	Facebook	2.18	Intel	1.56
	UnitedHealth Group	1.91	Gilead Sciences	1.49

18        American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
					Lifetime (since February 8, 1984)	Expense ratio
		1 year	5 years	10 years
	Class 1	-1.55%	8.79%	13.26%	11.06%	.28%
	Class 1A	-1.78	8.53	12.98	10.78	.53
	Class 2	-1.79	8.51	12.98	10.78	.53
	Class 3	-1.72	8.59	13.05	10.86	.46
	Class 4	-2.05	8.24	12.71	10.51	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 11.00% for the 12 months ended December 31, 2018, compared to the 14.20% decline in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of stocks contributed to the fund’s relative returns led by companies in the industrials and utilities sectors. Danish energy group Ørsted recorded double-digit returns and was among the top contributors to the fund’s returns as the company reported strong third-quarter profits from operational wind farms. On the downside, investments in the consumer staples sector was a weak spot. British American Tobacco detracted from relative results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, and are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunities.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	United Kingdom	20.4%	China	7.4%	Turkey	1.8%
	France	9.5	Japan	7.4	Other	.8

	Switzerland	5.3	Hong Kong	6.5		2.6

	Germany	4.1	India	4.0
	Spain	3.1	South Korea	3.0	Short-term securities & other
	Denmark	2.2	Philippines	1.1	assets less liabilities	9.7

	Sweden	1.9	Thailand	1.0
	Netherlands	1.5	Other	1.5	Total	100.0%

	Russian Federation	1.3		31.9

	Norway	1.0
	Other	.7	The Americas

		51.0	Brazil	3.1

			Other	1.7

				4.8

				Percent of net assets

Largest equity	Royal Dutch Shell	4.56%	British American Tobacco	2.56%
securities	Shire	4.04	Sun Hung Kai Properties	2.37
	Rio Tinto	3.11	Ørsted	2.20
	HDFC Bank	2.79	CK Asset Holdings	2.15
	Novartis	2.72	Zurich	2.06

20        American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
					Lifetime (since November 18, 2008)	Expense
		1 year	5 years	10 years		ratio

	Class 1	-11.00%	0.83%	7.19%	8.05%	.66%
	Class 1A	-11.24	0.60	6.93	7.79	.91
	Class 2	-11.23	0.58	6.92	7.77	.91
	Class 4	-11.46	0.33	6.69	7.54	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, lost 6.77% for the 12 months ended December 31, 2018. During the same period, the MSCI ACWI (All Country World Index)[1], a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The Bloomberg Barclays U.S. Aggregate Index,[2] which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was virtually unchanged and returned 0.01%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index[3] lost 6.48%. The Lipper Global Equity Income Funds Average[4], a measure of similar funds, fell 9.41%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

In the equity portfolio, the best contributors to the fund in relative terms were the financials and real estate sectors. A mix of stocks such as CME Group and American Tower contributed to results on the back of strong third quarter earnings that beat analyst estimates. The fund’s fixed income portfolio was also additive to results and benefited from duration positioning.

On the downside, the consumer staples sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. Tobacco firms Philip Morris International and British American Tobacco fell due to competition from next-generation smoking products, such as JUUL.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Asia/Pacific Basin (continued)
	United States	56.1%	Italy	1.5%	Singapore	1.2%
	Canada	2.6	Netherlands	1.0	New Zealand	1.0

		58.7	Other	2.7	Other	.4

				25.9		9.3

	Europe
	United Kingdom	12.4	Asia/Pacific Basin		Short-term securities & other
	France	3.4	Hong Kong	3.1	assets less liabilities	6.1
	Switzerland	2.9	Taiwan	2.3
	Sweden	2.0	Japan	1.3	Total	100.0%

22        American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	Lifetime (since May 1, 2014)	Expense ratio

	Class 1	-6.77%	1.82%	.54%
	Class 1A	-7.01	1.57	.79
	Class 2	-7.08	1.68	.79
	Class 4	-7.25	1.31	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/ Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Source: Thomson Reuters Lipper.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 4.35% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,[2] which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 0.01%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index,[3] slipped 2.35%.

U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

Investments in the health care sector – one of the fund’s largest sector holdings – contributed to the fund’s returns. Molina Healthcare, UnitedHealth Group and Express Scripts boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts. On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The fund’s fixed income holdings were also a drag on returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

				Percent of net assets
Largest equity	Microsoft	2.88%	DowDuPont	1.81%
securities	TSMC	2.26	Boeing	1.60
	Broadcom	2.21	Philip Morris International	1.58
	UnitedHealth Group	2.19	Nestlé	1.47
	Johnson & Johnson	1.95	Cigna	1.40

24        American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

	Class 1	-4.35%	5.60%	10.44%	8.22%	.29%
	Class 1A	-4.58	5.35	10.17	7.95	.54
	Class 2	-4.60	5.33	10.16	7.95	.54
	Class 3	-4.49	5.41	10.24	8.03	.47
	Class 4	-4.83	5.07	9.93	7.70	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund declined 5.81% for the 12 months ended December 31, 2018. The MSCI ACWI (All Country World Index)[1], a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), lost 9.42%, while the Bloomberg Barclays Global Aggregate Index,[2] a measure of global investment-grade bonds (rated BBB/Baa and above), fell 1.20%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index[3], a blend of the two indexes, slipped 6.00%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities.

Investments in the health care sector boosted the fund’s returns led by companies such as U.S. health insurer Humana. The company’s shares hit new highs on the back of strong third-quarter earnings and amid a wider boost to the health insurance sector following U.S. congressional mid-term elections.

On the flip side, investments in consumer staples companies hindered results. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S. and increased competition. Fixed income investments also detracted from returns led by the fund’s exposure to emerging market debt.

While there is reason for caution in the global outlook, there are broad themes that offer the fund’s portfolio managers investment opportunities. Equity investments in health care and technology can provide exposure to innovations with significant growth potential. Within fixed income, portfolio managers see pockets of opportunities in emerging markets, such as Mexico and Poland, where selling in response to higher rates belies underlying strengths.

	Percent of net assets			Percent of net assets

Largest sectors in common stock holdings	Information technology	11.3%	Largest fixed income holdings (by issuer)	U.S. Treasury	12.5%
	Financials	8.1		Japanese Government	4.3
	Health care	7.5		Mexican Government	1.2
	Industrials	6.8		Polish Government	1.1
	Energy	5.0		Fannie Mae	1.1

					Percent of net assets
Currency diversification		Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total

	U.S. dollars	29.2%	21.3%	.3%	6.3%	57.1%
	Euros	7.4	3.6	.4	–	11.4
	Japanese yen	2.8	4.3	.7	–	7.8
	British pounds	6.3	.7	.7	–	7.7
	Hong Kong dollars	2.5	–	–	–	2.5
	Swiss francs	2.1	–	–	–	2.1
	Danish kroner	1.0	.6	–	–	1.6
	Taiwan new dollar	1.5	–	–	–	1.5
	Other currencies	3.9	6.5	(2.1)	–	8.3
						100.0%
					Percent of net assets
Largest equity securities	Nintendo	1.55%	Boeing			1.34%
	ASML	1.54	JPMorgan Chase			1.29
	TSMC	1.46	Humana			1.28
	Merck	1.39	HSBC Holding			1.22
	Microsoft	1.34	PagSeguro			1.13

26        American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
				Lifetime	Expense ratio
		1 year	5 years	(since May 2, 2011)

	Class 1	-5.81	3.66%	4.75%	.72%
	Class 1A	-6.03	3.43	4.51	.97
	Class 2	-6.01	3.40	4.49	.97
	Class 4	-6.31	3.29	4.38	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

				Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund slipped 0.45% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,[1] which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was flat and returned 0.01%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s exposure to higher-yielding securities contributed to results. Bond investments across a mix of issuers and sectors exposed the fund to idiosyncratic risks and an underweight position in U.S. Treasuries detracted from results.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. The Fed is well ahead of its peers on its path to monetary policy normalization that may help contribute to a more stable environment for interest rate hikes. The fund’s portfolio managers are optimistic about total returns against such a backdrop and for investing in a spectrum of U.S. fixed income securities.

			Percent of net assets
Largest holdings (by issuer)	U.S. Treasury	28.9%	Teva Pharmaceutical	1.7%
	Fannie Mae	12.3	State of Illinois	1.3
	Freddie Mac	5.5	Portuguese Government	1.3
	Ginnie Mae	4.8	Bank of America	1.1
	Mexican Government	2.6	Japanese Government	1.1

28        American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
					Lifetime (since January 2, 1996)	Expense ratio
		1 year	5 years	10 years
	Class 1	-0.45%	2.52%	4.16%	4.51%	.38%
	Class 1A	-0.60	2.29	3.91	4.26	.63
	Class 2	-0.71	2.27	3.90	4.25	.63
	Class 4	-0.89	2.03	3.66	4.00	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

					Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund slipped 1.14% for the 12 months ended December 31, 2018. This was in line with the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,[1] which measures global investment-grade bonds (rated BBB/Baa and above) that declined 1.20%.

U.S. Treasury bonds rose modestly, boosted by safe-haven buying as volatile financial markets sent investors fleeing for cover. The positive gains, however, masked a more tumultuous year as rising U.S. interest rates jolted markets around the world. The U.S. dollar also strengthened in response to higher rates and quantitative tightening. Investment-grade and high-yield corporate bonds finished the year in negative territory, as did emerging markets debt. Meanwhile, the Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50%.

Country allocation contributed the most to the fund’s relative returns, driven by above-benchmark investments in Polish, Indian and Brazilian debt. On the downside, duration positioning and currency exposure hampered returns. Emerging market currencies were particularly under pressure due to a stronger dollar, and investments in the Indian rupee hindered results.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

			Percent of net assets

	Currency weighting (after hedging) by country		Non-U.S. government bonds by country
	United States[2]	47.5%	Eurozone[3]:
	Japan	16.9	Germany	2.7%
	Eurozone[3]	15.7	Spain	2.0
	United Kingdom	5.0	Italy	1.4
	Mexico	3.6	Other	2.0	8.1%

	Poland	2.5	Japan		11.9
	Denmark	1.7	Poland		3.8
	Other	7.1	Mexico		3.5
	Total	100.0%	India		2.2
			United Kingdom		2.0
			Brazil		1.6
			Romania		1.6
			Thailand		1.3
			Other		11.7
			Total		47.7%

					Percent of net assets

Largest holdings (by issuer)	U.S. Treasury	18.2%	Fannie Mae		2.6%
	Japanese Government	11.9	German Government		2.5
	Mexican Government	3.9	Indian Government		2.0
	Polish Government	3.8	Spanish Government		2.0
	Nykredit Realkredit	3.1	Brazilian Government		1.7

30        American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

	Class 1	-1.14%	1.31%	3.04%	3.75%	.57%
	Class 1A	-1.29	1.10	2.80	3.51	.82
	Class 2[4]	-1.33	1.04	2.78	3.49	.82
	Class 4	-1.61	0.80	2.57	3.27	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Includes U.S. dollar-denominated debt of other countries, totaling 13.7%.

[3]Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Ireland, Italy, Portugal and Spain.

[4]Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund declined 2.15% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,[1] which measures non-investment-grade bonds and limits the exposure of an issuer to 2%, fell 2.08%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

While the fund’s returns were in line with the benchmark, an allocation to select industries contributed to relative returns – an underweight position in consumer cyclicals and an overweight position in technology boosted results.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market. While we are monitoring the Federal Reserve’s tightening monetary policy, the higher yields and relatively short duration of high-yield bonds should help mitigate any impact from rising rates.

				Percent of net assets
Largest holdings	Bausch Health Companies	2.6%	iHeartMedia, Inc.	1.6%
(by issuer)	Tenet Healthcare	1.9	Petsmart	1.5
	Cheniere Energy	1.9	Cleveland-Cliffs	1.4
	Frontier Communications	1.8	CCO Holdings LLC and CCO Holdings Capital	1.3
	First Quantum Minerals	1.8	Gogo	1.2

32        American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	-2.15%	3.01%	8.79%	8.55%	.50%
	Class 1A	-2.35	2.78	8.53	8.28	.75
	Class 2	-2.34	2.77	8.51	8.28	.75
	Class 3	-2.33	2.82	8.58	8.35	.68
	Class 4	-2.64	2.50	8.30	8.02	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 0.58% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,[1] which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 0.99%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s allocation to Treasuries, Agency debentures, and high-quality liquid asset-backed securities contributed to relative results as agency mortgage-backed securities lagged some of the other sectors during the calendar year. Duration had little impact and on the downside the fund’s yield curve position detracted from results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund – providing current income and protecting capital. The fund’s relatively low allocation to agency mortgage-backed securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. As the Fed continues to withdraw liquidity by divesting Treasuries and mortgage securities from its balance sheet, more attractive valuations for mortgage investments are expected to emerge.

Percent of net assets

Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	6.3%
obligations	Ginnie Mae	21.5
	Fannie Mae	18.1	45.9%

	Other		26.0

	Total		71.9%

34        American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

	Class 1	0.58%	2.42%	2.34%	.48%
	Class 1A	0.36	2.17	2.09	.73
	Class 2	0.32	2.16	2.09	.73
	Class 4	0.07	1.92	1.91	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.58% for the 12 months ended December 31, 2018, compared with a 1.99% rise in the Bloomberg Barclays Short-Term Government/Corporate Index,[1] which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

The fund’s returns were higher than in 2017 as the Federal Reserve continued on its path to reducing the size of its balance sheet, raising rates by a quarter percentage point four times over the past 12 months, to the current range of 2.25% to 2.50%. Given an increase in interest rates to reassure investors of persistent U.S. economic strength, the fund’s portfolio managers believe the fund has the potential to provide current income.

36        American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	1.58%	0.37%	0.10%	3.44%	.35%
	Class 1A	1.58	0.23	-0.10	3.19	.60
	Class 2	1.36	0.13	-0.15	3.18	.60
	Class 3	1.38	0.18	-0.09	3.25	.53
	Class 4	1.14	-0.06	-0.33	2.94	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

			Percent of net assets
Where the fund’s	Commercial paper					69.8%
assets were	U.S Treasury bills					24.4
invested as of	Federal agency discount notes					5.9
December 31, 2018	Other assets less liabilities					(.1)
	Total					100.0%

American Funds Insurance Series        37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 0.91% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,[1] which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 0.93%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

During the period, curve positioning led by higher yields contributed to relative returns. On the downside, TIPS (Treasury inflation protected securities) detracted from relative returns as inflation expectations fell in the fourth quarter of 2018.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future will be at a gradual pace and believe this can lead to a steepening yield curve and higher inflation expectations.

Percent of net assets

Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	12.3%
obligations	Ginnie Mac	4.7
	Freddie Mac	2.5	19.5%

	15-year pass-throughs		2.3
	Other		6.8

	Total		28.6%

38        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
					Lifetime (since December 2, 1985)	Expense ratio
		1 year	5 years	10 years
	Class 1	0.91%	2.26%	2.69%	5.71%	.36%
	Class 1A	0.70	2.04	2.45	5.45	.61
	Class 2	0.73	2.01	2.44	5.45	.61
	Class 3	0.71	2.07	2.50	5.52	.54
	Class 4	0.50	1.75	2.22	5.20	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2018

American Funds Insurance Series        39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 0.04% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Managed Risk Index - Moderate Aggressive[1] fell 2.51%. Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, lost 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Growth FundSM and American Funds Insurance Series - Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth Fund.

The underlying Growth Fund’s investments in consumer discretionary added to returns, while investments in communication services detracted from the fund’s results.

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	-0.04%	7.94%	.77%	.72%
	Class P2	-0.37	7.62	1.02	.97
	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

	[2] Source: S&P Dow Jones Indices LLC.
	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40        American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 10.11% for the 12 months ended December 31, 2018, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index - Moderate Aggressive,[1] which fell 10.15%. The MSCI ACWI (All Country World Index) ex USA,[2] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), decreased by 14.20%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - International FundSM and American Funds Insurance Series - Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying International Fund.

The underlying International Fund’s investments in the financials sector added to returns, while investments in the consumer staples sector hindered the fund’s results.

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018
		1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	-10.11%	1.66%	.96%	.87%
	Class P2	-10.50	1.25	1.21	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 6.99% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index - Moderate,[1] which fell 2.13%. Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Blue Chip Income and Growth FundSM and American Funds Insurance Series - U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Blue Chip Income and Growth Fund.

The underlying Blue Chip Income and Growth Fund’s investments in consumer staples stocks detracted the most from the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	-6.99%	4.28%	5.89%	.82%	.77%
	Class P2	-7.38	3.87	5.50	1.07	1.02
	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

	[2] Source: S&P Dow Jones Indices LLC.
	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42        American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 1.66% for the 12 months ended December 31, 2018, compared to the S&P 500 Managed Risk Index - Moderate,[1] which declined 2.13%. Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Growth-Income FundSM and American Funds Insurance Series - Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth-Income Fund.

The underlying Growth-Income Fund’s investments in the consumer discretionary sector contributed the most to the fund’s relative returns, while investments in the information technology sector detracted the most from the fund’s relative results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	-1.66%	5.08%	7.27%	.73%	.67%
	Class P2	-1.97	4.73	6.93	.98	.92

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]  Source: S&P Dow Jones Indices LLC.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 4.63% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index - Moderate Conservative,1 which lost 1.88%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series - Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Asset Allocation Fund.

The fund’s underlying investments in the industrials sector contributed the most to relative returns, while investments in the energy sector hindered results the most.

44        American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2018	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

	Class P1	-4.63%	3.86%	6.45%	.69%	.64%
	Class P2	-4.89	3.58	6.18	.94	.89

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]  Source: S&P Dow Jones Indices LLC.

[3]  Source: Bloomberg Index Services Ltd.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        45

Global Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 94.37%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	$197,997
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,365
24.34%	ASML Holding NV	648,442	101,904
	ASML Holding NV (New York registered)	517,300	80,502
	Microsoft Corp.	1,583,100	160,795
	Visa Inc., Class A	1,142,800	150,781
	Broadcom Inc.	487,050	123,847
	Temenos AG1	637,000	76,403
	Paycom Software, Inc.[2]	357,000	43,715
	Amadeus IT Group SA, Class A, non-registered shares	486,200	33,892
	Adobe Inc.[2]	135,000	30,542
	Other securities		326,242

			1,338,985

Consumer	Amazon.com, Inc.[2]	228,600	343,350
discretionary	Alibaba Group Holding Ltd. (ADR)[2]	931,050	127,619
17.99%	NIKE, Inc., Class B	562,500	41,704
	Home Depot, Inc.	236,800	40,687
	Just Eat PLC[2]	5,292,000	39,581
	Booking Holdings Inc.[2]	22,700	39,099
	Ocado Group PLC[2]	3,115,000	31,366
	Moncler SpA[1]	915,000	30,352
	Other securities		296,182

			989,940

Health care	UnitedHealth Group Inc.	324,200	80,765
12.51%	Merck & Co., Inc.	886,000	67,699
	Boston Scientific Corp.[2]	1,638,200	57,894
	Elanco Animal Health Inc.[2]	1,799,658	56,743
	AstraZeneca PLC	721,300	53,995
	Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	47,577
	Mettler-Toledo International Inc.[2]	65,000	36,763
	Cigna Corp.	177,511	33,713
	Hologic, Inc.[2]	800,000	32,880
	Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	32,110
	Other securities		188,418

			688,557

Communication	Alphabet Inc., Class A2	116,500	121,738
services	Alphabet Inc., Class C2	71,052	73,582
10.57%	Nintendo Co., Ltd.[1]	345,600	92,022
	Naspers Ltd., Class N	379,000	76,189
	Tencent Holdings Ltd.	1,800,000	72,179
	Facebook, Inc., Class A2	408,000	53,485
	SoftBank Group Corp.[1]	776,000	51,643
	Other securities		40,753

			581,591

Financials	AIA Group Ltd.	15,004,900	124,554
10.39%	JPMorgan Chase & Co.	853,600	83,328
	Kotak Mahindra Bank Ltd.	3,471,000	62,470
	MarketAxess Holdings Inc.	211,000	44,586
	Société Générale	1,234,350	39,345
	Other securities		217,484

			571,767

46        American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)
Consumer staples	Nestlé SA1	739,650	$60,038
6.94%	Coca-Cola European Partners PLC	1,194,500	54,768
	British American Tobacco PLC	1,710,800	54,514
	Philip Morris International Inc.	602,200	40,203
	Other securities		172,025

			381,548

Industrials	Airbus SE, non-registered shares	1,093,500	105,192
6.15%	Other securities		233,387

			338,579

Materials	Sherwin-Williams Co.	155,500	61,183
2.82%	Other securities		94,160

			155,343

Energy	Royal Dutch Shell PLC, Class B	1,042,000	31,078
2.66%	Other securities		115,155

			146,233

	Total common stocks (cost: $3,929,871,000)		5,192,543

Short-term securities 5.35%		Principal amount (000)
	Federal Home Loan Bank 2.15%-2.29% due 1/2/2019-1/10/2019	$60,100	60,080
	Nestle Capital Corp. 2.68% due 3/19/2019[3]	40,000	39,778
	Toronto-Dominion Bank 2.65% due 2/20/2019[3]	50,000	49,815
	U.S. Treasury Bills 2.37% due 2/12/2019	50,000	49,868
	Other securities		94,832

	Total short-term securities (cost: $294,370,000)		294,373

	Total investment securities 99.72% (cost: $4,224,241,000)		5,486,916
	Other assets less liabilities 0.28%		15,237

	Net assets 100.00%		$5,502,153

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,042,869,000, which represented 18.95% of the net assets of the fund. This amount includes $1,012,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]Security did not produce income during the last 12 months.

[3]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $168,168,000, which represented 3.06% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series        47

Global Small Capitalization Fund

Summary investment portfolio December 31, 2018

Common stocks 88.97%		Shares	Value (000)
Health care	GW Pharmaceuticals PLC (ADR)[1]	823,718	$80,222
21.25%	Insulet Corp.[1]	860,355	68,243
	Allakos Inc.[1,2]	886,580	46,341
	Molina Healthcare, Inc.[1]	381,000	44,280
	iRhythm Technologies, Inc.[1]	614,905	42,724
	Integra LifeSciences Holdings Corp.[1]	926,365	41,779
	Evolent Health, Inc., Class A1	1,545,000	30,823
	Illumina, Inc.[1]	100,200	30,053
	NuCana PLC (ADR)[1,2,3]	2,067,724	29,982
	China Biologic Products Holdings, Inc.[1,2]	360,000	27,328
	Haemonetics Corp.[1]	242,825	24,295
	CONMED Corp.	332,500	21,346
	Other securities		289,222

			776,638

Information	Paycom Software, Inc.[1]	428,885	52,517
technology	Mellanox Technologies, Ltd.[1]	389,200	35,954
15.61%	Qorvo, Inc.[1]	510,300	30,991
	Cree, Inc.[1]	711,507	30,435
	HubSpot, Inc.[1]	229,100	28,805
	Ceridian HCM Holding Inc.[1,2]	801,777	27,653
	Other securities		363,983

			570,338

Industrials	International Container Terminal Services, Inc.[4]	22,581,620	42,947
14.49%	Nihon M&A Center Inc.[4]	1,667,392	33,670
	frontdoor, inc.[1]	903,000	24,029
	Bravida Holding AB4	3,229,000	22,319
	Other securities		406,656

			529,621

Consumer	Five Below, Inc.[1]	423,000	43,281
discretionary	Melco International Development Ltd.	15,579,000	31,753
13.40%	Mattel, Inc.[1,2]	2,583,800	25,812
	Domino’s Pizza, Inc.	100,000	24,799
	ServiceMaster Global Holdings, Inc.[1]	658,750	24,202
	Cedar Fair, LP	500,000	23,650
	Hilton Grand Vacations Inc.[1]	851,000	22,458
	Other securities		293,641

			489,596

Financials	Kotak Mahindra Bank Ltd.	3,135,263	56,427
8.66%	Essent Group Ltd.[1]	1,018,841	34,824
	Trupanion, Inc.[1,2]	1,140,800	29,045
	Cannae Holdings, Inc.[1]	1,625,000	27,820
	Bharat Financial Inclusion Ltd.[1]	1,897,444	27,523
	Other securities		140,992

			316,631

Materials	Lundin Mining Corp.	6,820,000	28,175
3.90%	Allegheny Technologies Inc.[1]	1,200,950	26,145
	Other securities		88,349

			142,669

48        American Funds Insurance Series

Global Small Capitalization Fund

Common stocks		Shares	Value (000)
Consumer staples	Other securities		$120,907

3.31%

Communication	Entertainment One Ltd.	5,114,389	23,246
services	Other securities		69,377

2.54%			92,623

Energy	Other securities		77,770

2.13%

Real estate	WHA Corp. PCL[4]	229,577,250	30,221
2.02%	MGM Growth Properties LLC REIT, Class A	892,500	23,571
	Other securities		19,934

			73,726

Utilities	ENN Energy Holdings Ltd.	4,686,900	41,569
1.66%	Other securities		19,216

			60,785

	Total common stocks (cost: $2,973,377,000)		3,251,304

Bonds, notes & other debt instruments 0.13%		Principal amount (000)
U.S. Treasury bonds & notes 0.13%
U.S. Treasury	Other securities		4,989

0.13%	Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989

Short-term securities 12.25%
Commercial paper 8.31%
	National Australia Bank Ltd. 2.34% due 1/16/2019[5]	$40,000	39,957
	Sumitomo Mitsui Banking Corp. 2.57% due 2/15/2019[5]	50,000	49,838
	Canadian Imperial Bank of Commerce 2.56% due 1/15/2019[5]	32,000	31,968
	ExxonMobil Corp. 2.36% due 1/4/2019	50,000	49,987
	Mizuho Bank, Ltd. 2.50% due 2/1/2019[5]	62,400	62,261
	United Overseas Bank Ltd. 2.71% due 3/4/2019[5]	50,000	49,764
	Other securities		19,894

			303,669

		Shares
Money market investments 1.49%
	Fidelity Institutional Money Market Funds - Government Portfolio[6]	6,646	6,646
	Goldman Sachs Financial Square Government Fund[6]	16,023	16,023
	Invesco Short-Term Investments Trust - Government & Agency Portfolio[6]	29,254	29,254
	Morgan Stanley Institutional Liquidity Funds - Government Portfolio[6]	2,513	2,513

			54,436

American Funds Insurance Series        49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 1.00%
KfW 2.43% due 1/11/2019[5]	$28,600	$28,579
Other securities		7,888

		36,467

Federal agency discount notes 0.82%
Federal Home Loan Bank 2.29% due 1/10/2019	30,000	29,984

U.S. Treasury bonds & notes 0.63%
U.S. Treasury Bills 2.35% due 2/7/2019	23,100	23,046

Total short-term securities (cost: $447,616,000)		447,602

Total investment securities 101.35% (cost: $3,425,984,000)		3,703,895
Other assets less liabilities (1.35)%		(49,381)

Net assets 100.00%		$3,654,514

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $16,560,000, an aggregate cost of $8,280,000, and which represented .45% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)

Common stocks 0.82%
Health care 0.82%
NuCana PLC (ADR)[1,2]	416,620	1,651,104	–	2,067,724	$–	$(13,335)	$–	$29,982

Consumer discretionary 0.00%
Hostelworld Group PLC[7]	6,212,000	–	6,212,000	–	2,632	(6,656)	437	–

Total 0.82%					$2,632	$(19,991)	$437	$29,982

50        American Funds Insurance Series

Global Small Capitalization Fund

[1]Security did not produce income during the last 12 months.

[2]All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $67,607,000, which represented 1.85% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]Represents an affiliated company as defined under the Investment Company Act of 1940.

[4]Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $729,211,000, which represented 19.95% of the net assets of the fund. This amount includes $697,427,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[5]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $309,041,000, which represented 8.46% of the net assets of the fund.

[6]Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]Unaffiliated issuer at 12/31/2018.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series        51

Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 91.48%		Shares	Value (000)
Information	Microsoft Corp.	10,468,400	$1,063,275
technology	Broadcom Inc.	3,414,000	868,112
21.29%	ASML Holding NV (New York registered)	1,278,400	198,944
	ASML Holding NV	985,000	154,794
	Visa Inc., Class A	2,650,400	349,694
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	31,814,000	231,687
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	89,307
	ServiceNow, Inc.[2]	1,653,000	294,317
	Intel Corp.	4,769,400	223,828
	Workday, Inc., Class A2	1,123,000	179,321
	Samsung Electronics Co., Ltd.[1]	3,901,400	134,758
	Paycom Software, Inc.[2]	1,028,500	125,940
	RingCentral, Inc., Class A2	1,433,100	118,145
	Other securities		958,728

			4,990,850

Health care	UnitedHealth Group Inc.	3,377,000	841,278
16.77%	Regeneron Pharmaceuticals, Inc.[2]	1,341,000	500,864
	Intuitive Surgical, Inc.[2]	940,500	450,424
	Humana Inc.	1,056,200	302,580
	Centene Corp.[2]	2,014,700	232,295
	Vertex Pharmaceuticals Inc.[2]	1,400,900	232,143
	Boston Scientific Corp.[2]	4,791,000	169,314
	Cigna Corp.	739,902	140,522
	Thermo Fisher Scientific Inc.	622,100	139,220
	Other securities		924,343

			3,932,983

Communication	Facebook, Inc., Class A2	7,518,400	985,587
services	Alphabet Inc., Class C2	532,700	551,670
13.53%	Alphabet Inc., Class A2	157,500	164,581
	Netflix, Inc.[2]	2,401,060	642,668
	Charter Communications, Inc., Class A2	997,380	284,223
	Comcast Corp., Class A	7,616,400	259,339
	Activision Blizzard, Inc.	3,895,800	181,427
	Other securities		103,032

			3,172,527

Consumer	Amazon.com, Inc.[2]	531,016	797,570
discretionary	Tesla, Inc.[2]	1,813,000	603,366
13.10%	Home Depot, Inc.	2,568,237	441,274
	NIKE, Inc., Class B	2,479,800	183,852
	Ulta Beauty, Inc.[2]	700,000	171,388
	Other securities		875,296

			3,072,746

Financials	Wells Fargo & Co.	7,294,754	336,142
9.72%	Berkshire Hathaway Inc., Class A2	410	125,460
	BlackRock, Inc.	494,000	194,053
	JPMorgan Chase & Co.	1,683,000	164,294
	PNC Financial Services Group, Inc.	1,133,600	132,529
	Intercontinental Exchange, Inc.	1,699,900	128,054
	Goldman Sachs Group, Inc.	752,400	125,688
	Legal & General Group PLC	40,158,246	118,239
	Other securities		955,543

			2,280,002

52        American Funds Insurance Series

Growth Fund

Common stocks		Shares	Value (000)
Industrials	TransDigm Group Inc.[2]	717,100	$243,857
5.14%	MTU Aero Engines AG1	751,103	136,234
	Other securities		824,453

			1,204,544

Energy	Concho Resources Inc.[2]	2,421,560	248,912
5.04%	EOG Resources, Inc.	2,182,000	190,292
	Diamondback Energy, Inc.	1,189,000	110,220
	Other securities		632,511

			1,181,935

Materials	Linde PLC	705,000	110,008
2.68%	Other securities		519,044

			629,052

Consumer staples	Costco Wholesale Corp.	627,500	127,828
2.22%	Other securities		391,450

			519,278

Real estate	Equinix, Inc. REIT	433,500	152,835
1.59%	Other securities		218,914

			371,749

Utilities	Other securities		94,291

0.40%	Total common stocks (cost: $14,970,485,000)		21,449,957

Convertible stocks 0.06%
Consumer	Other securities		13,104

discretionary	Total convertible stocks (cost: $10,650,000)		13,104

0.06%

Short-term securities 8.29%		Principal amount (000)
	Federal Home Loan Bank 2.22%-2.39% due 1/7/2019-2/21/2019	$ 728,800	727,650
	U.S. Treasury Bills 2.16%-2.43% due 1/2/2019-5/2/2019	689,200	686,594
	Other securities		530,171

	Total short-term securities (cost: $1,944,441,000)		1,944,415

	Total investment securities 99.83% (cost: $16,925,576,000)		23,407,476
	Other assets less liabilities 0.17%		40,385

	Net assets 100.00%		$23,447,861

American Funds Insurance Series        53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $50,104,000, an aggregate cost of $47,650,000, and which represented .21% of the net assets of the fund) were acquired from 5/22/2015 to 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $427,632,000, which represented 1.82% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $819,772,000, which represented 3.50% of the net assets of the fund. This amount includes $719,983,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2] Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

54        American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2018

Common stocks 88.00%		Shares	Value (000)
Financials	AIA Group Ltd.	40,985,700	$340,217
15.22%	HDFC Bank Ltd.	7,804,100	237,169
	HDFC Bank Ltd. (ADR)	498,647	51,655
	Kotak Mahindra Bank Ltd.	6,186,048	111,334
	Axis Bank Ltd.[1]	7,399,300	65,700
	Axis Bank Ltd.[1,2,3,4]	3,222,055	26,034
	Prudential PLC	3,810,265	68,089
	Credit Suisse Group AG2	5,523,789	60,403
	Other securities		411,019

			1,371,620

Industrials	Airbus SE, non-registered shares	2,926,849	281,555
13.93%	Yamato Holdings Co., Ltd.[2]	4,239,395	116,573
	Rolls-Royce Holdings PLC[1]	10,833,188	114,606
	Adani Ports & Special Economic Zone Ltd.	14,643,483	81,319
	SMC Corp.[2]	266,100	80,325
	Ryanair Holdings PLC (ADR)[1]	991,700	70,748
	Melrose Industries PLC	33,132,733	69,196
	Safran SA	549,000	66,298
	Other securities		374,728

			1,255,348

Health care	Novartis AG2	3,279,000	280,111
12.21%	Shire PLC	3,360,150	195,726
	Teva Pharmaceutical Industries Ltd. (ADR)	7,166,598	110,509
	Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,026,230	55,962
	Grifols, SA, Class A, non-registered shares	881,000	23,116
	Grifols, SA, Class B (ADR)	793,690	14,572
	Fresenius SE & Co. KGaA[2]	1,819,000	88,503
	Chugai Pharmaceutical Co., Ltd.[2]	1,434,500	83,302
	Daiichi Sankyo Co., Ltd.[2]	2,160,000	69,011
	Hikma Pharmaceuticals PLC	2,761,980	60,410
	Other securities		118,954

			1,100,176

Consumer	Alibaba Group Holding Ltd. (ADR)[1]	1,104,000	151,325
discretionary	Galaxy Entertainment Group Ltd.	18,284,000	116,282
10.25%	Kering SA	176,551	83,260
	Hyundai Motor Co.[2]	682,393	72,333
	Industria de Diseño Textil, SA	2,566,027	65,710
	Ryohin Keikaku Co., Ltd.[2]	248,400	59,976
	Other securities		374,282

			923,168

Consumer staples	Pernod Ricard SA	929,337	152,584
6.67%	Nestlé SA2	1,003,500	81,454
	Kirin Holdings Co., Ltd.[2]	3,139,000	65,793
	British American Tobacco PLC	1,862,200	59,339
	Other securities		242,250

			601,420

Communication	Tencent Holdings Ltd.	4,992,087	200,181
services	SoftBank Group Corp.[2]	1,283,900	85,443
6.52%	Nintendo Co., Ltd.[2]	216,239	57,577
	Other securities		243,972

			587,173

American Funds Insurance Series        55

International Fund

Common stocks (continued)		Shares	Value (000)
Information	Samsung Electronics Co., Ltd.[2]	4,945,950	$170,838
technology	ASML Holding NV	507,174	79,703
5.65%	Other securities		258,653

			509,194

Materials	Asahi Kasei Corp.[2]	11,328,780	116,444
5.65%	Vale SA, ordinary nominative (ADR)	6,875,266	90,685
	Vale SA, ordinary nominative	102,481	1,348
	Teck Resources Ltd., Class B	3,152,000	67,856
	Other securities		232,548

			508,881

Utilities	ENN Energy Holdings Ltd.	14,004,000	124,204
5.31%	China Gas Holdings Ltd.	24,134,000	85,989
	Ørsted AS2	1,235,208	82,426
	Other securities		185,495

			478,114

Energy	Royal Dutch Shell PLC, Class B	3,191,000	95,174
4.58%	Royal Dutch Shell PLC, Class A	1,440,256	42,360
	Other securities		274,769

			412,303

Real estate	China Overseas Land & Investment Ltd.	19,930,217	68,466
2.01%	Other securities		112,771

			181,237

	Total common stocks (cost: $7,462,877,000)		7,928,634

Rights & warrants 0.14%
Financials	Axis Bank Ltd., warrants, expire 2019[1,2]	2,466,000	6,664
0.07%	Other securities		–

			6,664

Real estate	Other securities		6,382

0.07%	Total rights & warrants (cost: $13,714,000)		13,046

Bonds, notes & other debt instruments 0.87%		Principal amount (000)
Corporate bonds & notes 0.50%
Other	Other securities		44,890

0.50%	Total corporate bonds & notes		44,890

Bonds & notes of governments & government agencies outside the U.S. 0.37%
	Other securities		33,018

	Total bonds, notes & other debt instruments (cost: $70,215,000)		77,908

56        American Funds Insurance Series

International Fund

Short-term securities 10.84%	Principal amount (000)	Value (000)
Canadian Imperial Bank of Commerce 2.31%-2.50% due 1/22/2019-1/25/2019[4]	$100,000	$99,839
Federal Home Loan Bank 2.15%-2.41% due 1/2/2019-3/21/2019	314,475	313,688
Mizuho Bank, Ltd. 2.61% due 2/25/2019[4]	75,000	74,694
Siemens Capital Co. LLC 2.50% due 2/19/2019[4]	55,000	54,808
U.S. Treasury Bill 2.38% due 2/19/2019	125,000	124,608
Other securities		309,216

Total short-term securities (cost: $976,875,000)		976,853

Total investment securities 99.85% (cost: $8,523,681,000)		8,996,441
Other assets less liabilities 0.15%		13,669

Net assets 100.00%		$9,010,110

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
Contract amount				Unrealized depreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD39,858	INR2,825,000	Goldman Sachs	1/17/2019	$(525)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1] Security did not produce income during the last 12 months.

[2] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,613,221,000, which represented 29.00% of the net assets of the fund. This amount includes $2,569,796,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3] Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

[4] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $462,479,000, which represented 5.13% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Axis Bank Ltd.	11/14/2017	$17,232	$26,034	.29%

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series        57

NewWorld Fund

Summary investment portfolio December 31, 2018

Common stocks 79.74%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,901,000	$72,104
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	14,764
16.77%	PagSeguro Digital Ltd., Class A2	2,813,223	52,692
	Broadcom Inc.	167,150	42,503
	Temenos AG1	204,800	24,564
	Microsoft Corp.	232,100	23,574
	StoneCo Ltd., Class A2	1,275,126	23,513
	Kingdee International Software Group Co. Ltd.	22,463,000	19,851
	Keyence Corp.[1]	38,300	19,434
	EPAM Systems, Inc.[2]	167,200	19,397
	Visa Inc., Class A	132,000	17,416
	Murata Manufacturing Co., Ltd.[1]	123,800	16,783
	Other securities		158,420

			505,015

Financials	HDFC Bank Ltd.	2,688,876	81,716
10.94%	AIA Group Ltd.	6,477,600	53,770
	B3 SA - Brasil, Bolsa, Balcao	6,435,200	44,515
	IndusInd Bank Ltd.	906,300	20,761
	Shriram Transport Finance Co. Ltd.	1,150,000	20,425
	Sberbank of Russia PJSC (ADR)	1,551,500	17,004
	Other securities		91,189

			329,380

Energy	Reliance Industries Ltd.	11,548,513	185,473
9.73%	Royal Dutch Shell PLC, Class B	1,284,000	38,296
	Royal Dutch Shell PLC, Class A	68,628	2,019
	LUKOIL Oil Co. PJSC (ADR)	303,000	21,658
	Exxon Mobil Corp.	32,000	2,182
	Other securities		43,261

			292,889

Consumer	Alibaba Group Holding Ltd. (ADR)[2]	386,237	52,941
discretionary	Sony Corp.[1]	767,000	37,102
9.40%	General Motors Co.	542,000	18,130
	Other securities		174,720

			282,893

Health care	Yunnan Baiyao Group Co., Ltd., Class A1	2,730,912	29,419
8.35%	BioMarin Pharmaceutical Inc.[2]	318,000	27,078
	AstraZeneca PLC	268,500	20,099
	Other securities		174,692

			251,288

Consumer staples	British American Tobacco PLC	1,529,000	48,722
6.31%	JBS SA, ordinary nominative	9,930,600	29,696
	Nestlé SA1	258,196	20,958
	Kweichow Moutai Co., Ltd., Class A1	225,899	19,388
	Other securities		71,102

			189,866

58        American Funds Insurance Series

NewWorld Fund

Common stocks		Shares	Value (000)
Communication	Alphabet Inc., Class C2	47,300	$48,984
services	Alphabet Inc., Class A2	16,900	17,660
5.74%	Tencent Holdings Ltd.	591,600	23,723
	Facebook, Inc., Class A2	162,200	21,263
	Other securities		61,205

			172,835

Materials	Vale SA, ordinary nominative	3,595,086	47,307
5.59%	Vale SA, ordinary nominative (ADR)	395,000	5,210
	First Quantum Minerals Ltd.	3,305,000	26,727
	Other securities		89,219

			168,463

Industrials	Azul SA, preference shares (ADR)[2]	866,446	23,992
4.49%	Azul SA, preference shares[2]	838,500	7,788
	Airbus SE, non-registered shares	280,229	26,957
	Nidec Corp.[1]	151,400	17,171
	Other securities		59,384

			135,292

Real estate	American Tower Corp. REIT	176,800	27,968
1.34%	Other securities		12,440

			40,408

Utilities	Other securities		32,453

1.08%	Total common stocks (cost: $2,216,498,000)		2,400,782

Rights & warrants 0.11%
Consumer staples	Other securities		3,502

0.11%	Total rights & warrants (cost: $3,452,000)		3,502

Bonds, notes & other debt instruments 3.09%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.61%
	Other securities		78,507

Corporate bonds & notes 0.48%
Other	Other securities		14,360

0.48%	Total corporate bonds & notes		14,360

	Total bonds, notes & other debt instruments (cost: $97,609,000)		92,867

Short-term securities 16.68%
	American Honda Finance Corp. 2.35% due 1/10/2019	$ 25,000	24,983
	ANZ New Zealand (International) Ltd. 2.72% due 3/13/2019[3]	20,000	19,893
	Bank of Nova Scotia 2.62% due 2/19/2019[3]	50,000	49,820
	Colgate-Palmolive Co. 2.39% due 1/14/2019[3]	20,000	19,981
	Commonwealth Bank of Australia 2.50% due 1/23/2019[3]	49,600	49,522
	ExxonMobil Corp. 2.38% due 1/8/2019	40,000	39,979
	Federal Home Loan Bank 2.37% due 2/22/2019	95,500	95,169
	Mizuho Bank, Ltd. 2.51% due 2/1/2019[3]	69,800	69,645

American Funds Insurance Series        59

New World Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Swedbank AB 2.56% due 2/1/2019	$88,900	$ 88,705
Toronto-Dominion Bank 2.39% due 1/7/2019[3]	21,100	21,090
Other securities		23,530

Total short-term securities (cost: $502,291,000)		502,317

Total investment securities 99.62% (cost: $2,819,850,000)		2,999,468
Other assets less liabilities 0.38%		11,411

Net assets 100.00%		$3,010,879

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	(depreciation) at 12/31/2018 (000)
INR120,000	USD1,673	HSBC Bank	1/10/2019	$44
USD1,689	INR120,000	Citibank	1/10/2019	(28)
EUR590	USD672	Morgan Stanley	1/14/2019	5
USD674	EUR590	JPMorgan Chase	1/14/2019	(2)
INR112,350	USD1,565	HSBC Bank	1/15/2019	41
USD1,586	INR112,350	HSBC Bank	1/15/2019	(20)
EUR385	USD439	Morgan Stanley	1/18/2019	3
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD406	EUR320	Citibank	3/6/2019	37
EUR320	USD366	Morgan Stanley	3/6/2019	2
USD531	EUR415	Goldman Sachs	3/8/2019	53
USD323	EUR255	Goldman Sachs	3/8/2019	29
EUR670	USD767	Morgan Stanley	3/8/2019	5
USD1,397	EUR1,100	JPMorgan Chase	3/15/2019	128
EUR1,100	USD1,259	Morgan Stanley	3/15/2019	9

				$303

[1] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $486,458,000, which represented 16.16% of the net assets of the fund. This amount includes $463,432,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2] Security did not produce income during the last 12 months.

[3] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $277,296,000, which represented 9.21% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EUR = Euros

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements

60        American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 94.94%		Shares	Value (000)
Health care	AbbVie Inc.	6,711,500	$618,733
25.24%	Abbott Laboratories	5,764,000	416,910
	Amgen Inc.	1,416,510	275,752
	Gilead Sciences, Inc.	3,761,212	235,264
	Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	167,057
	Medtronic PLC	900,000	81,864
	UnitedHealth Group Inc.	211,000	52,564
	Thermo Fisher Scientific Inc.	209,600	46,907
	Other securities		132,401

			2,027,452

Information	Microsoft Corp.	2,612,000	265,301
technology	Intel Corp.	5,515,000	258,819
13.45%	QUALCOMM Inc.	3,845,300	218,836
	Broadcom Inc.	385,000	97,898
	Texas Instruments Inc.	780,000	73,710
	Mastercard Inc., Class A	337,000	63,575
	Apple Inc.	400,000	63,096
	Other securities		39,281

			1,080,516

Consumer staples	Philip Morris International Inc.	3,349,900	223,639
12.67%	Coca-Cola Co.	3,558,000	168,471
	Altria Group, Inc.	2,872,800	141,888
	Costco Wholesale Corp.	591,255	120,444
	British American Tobacco PLC (ADR)	3,723,112	118,618
	Kimberly-Clark Corp.	500,000	56,970
	Kellogg Co.	792,000	45,152
	PepsiCo, Inc.	400,000	44,192
	Other securities		98,359

			1,017,733

Energy	EOG Resources, Inc.	2,713,800	236,671
9.44%	Exxon Mobil Corp.	2,699,800	184,099
	Royal Dutch Shell PLC, Class B (ADR)	1,737,000	104,116
	Halliburton Co.	2,844,730	75,613
	Canadian Natural Resources, Ltd.	2,673,000	64,499
	Noble Energy, Inc.	2,862,000	53,691
	Other securities		39,514

			758,203

Communication	Alphabet Inc., Class A1	184,550	192,847
services	Alphabet Inc., Class C1	20,500	21,230
9.11%	Verizon Communications Inc.	3,306,480	185,890
	Facebook, Inc., Class A1	1,089,000	142,757
	CBS Corp., Class B	2,886,400	126,194
	Viacom Inc., Class B	2,435,136	62,583

			731,501

Industrials	General Dynamics Corp.	1,206,000	189,595
8.56%	CSX Corp.	2,726,000	169,366
	Illinois Tool Works Inc.	650,000	82,349
	Union Pacific Corp.	400,000	55,292

American Funds Insurance Series        61

Blue Chip Income and Growth Fund

Common stocks (continued)		Shares	Value (000)
Industrials	United Technologies Corp.	500,000	$53,240
(continued)	Northrop Grumman Corp.	174,300	42,686
	Other securities		94,989

			687,517

Consumer	Lowe’s Companies, Inc.	3,111,572	287,385
discretionary	Marriott International, Inc., Class A	952,500	103,403
8.11%	McDonald’s Corp.	500,000	88,785
	General Motors Co.	1,752,800	58,631
	Other securities		112,783

			650,987

Financials	JPMorgan Chase & Co.	1,579,000	154,142
4.89%	Charles Schwab Corp.	2,655,000	110,262
	U.S. Bancorp	1,000,000	45,700
	Other securities		82,299

			392,403

Materials	Linde PLC	665,700	103,876
1.68%	Other securities		31,028

			134,904

Other	Other securities		143,876

1.79%	Total common stocks (cost: $6,925,880,000)		7,625,092

Rights & warrants 0.05%
Financials	Other securities		3,520

0.05%	Total rights & warrants (cost: $10,088,000)		3,520

Short-term securities 4.85%		Principal amount (000)
	Coca-Cola Co. 2.40% due 1/23/2019[2]	$ 15,000	14,976
	Federal Home Loan Bank 2.33%-2.36% due 1/18/2019-2/14/2019	154,500	154,194
	U.S. Treasury Bills 2.24%-2.38% due 1/2/2019-2/19/2019	99,300	99,160
	Other securities		121,091

	Total short-term securities (cost: $389,429,000)		389,421

	Total investment securities 99.84% (cost: $7,325,397,000)		8,018,033
	Other assets less liabilities 0.16%		13,239

	Net assets 100.00%		$8,031,272

62        American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1] Security did not produce income during the last 12 months.

[2] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $54,948,000, which represented .68% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series        63

Global Growth and Income Fund

Summary investment portfolio December 31, 2018

Common stocks 91.72%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,589,800	$69,838
technology	Microsoft Corp.	416,000	42,253
15.54%	Broadcom Inc.	145,500	36,998
	Murata Manufacturing Co., Ltd.[1]	170,000	23,046
	Apple Inc.	119,000	18,771
	PagSeguro Digital Ltd., Class A2	998,752	18,707
	Tableau Software, Inc., Class A2	104,000	12,480
	ASML Holding NV	70,000	11,001
	Halma PLC	610,000	10,605
	Other securities		38,430

			282,129

Health care	UnitedHealth Group Inc.	272,825	67,966
11.07%	Merck & Co., Inc.	282,000	21,548
	Hologic, Inc.[2]	400,000	16,440
	Novartis AG1	148,000	12,643
	AstraZeneca PLC	167,000	12,501
	Boston Scientific Corp.[2]	351,000	12,404
	Centene Corp.[2]	101,000	11,645
	Other securities		45,961

			201,108

Financials	AIA Group Ltd.	3,005,000	24,944
10.25%	CME Group Inc., Class A	75,000	14,109
	HDFC Bank Ltd.	444,000	13,493
	DBS Group Holdings Ltd.	705,000	12,254
	Blackstone Group LP	355,000	10,583
	Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	10,553
	Other securities		100,183

			186,119

Communication	Nintendo Co., Ltd.[1]	289,000	76,951
services	Alphabet Inc., Class A2	26,500	27,691
10.13%	Alphabet Inc., Class C2	9,000	9,321
	Vivendi SA	715,200	17,438
	Other securities		52,538

			183,939

Industrials	Airbus SE, non-registered shares	589,200	56,679
9.89%	Boeing Co.	97,400	31,411
	Safran SA	143,000	17,269
	Lockheed Martin Corp.	45,000	11,783
	CCR SA, ordinary nominative	4,025,000	11,631
	Other securities		50,746

			179,519

Consumer	Home Depot, Inc.	146,000	25,086
discretionary	LVMH Moët Hennessy-Louis Vuitton SE	56,200	16,626
9.55%	Carnival Corp., units	319,000	15,727
	Alibaba Group Holding Ltd. (ADR)[2]	93,500	12,816
	Daimler AG1	222,000	11,680
	Norwegian Cruise Line Holdings Ltd.[2]	275,000	11,657
	Other securities		79,751

			173,343

64        American Funds Insurance Series

Global Growth and Income Fund

Common stocks		Shares	Value (000)
Materials	Vale SA, ordinary nominative	2,925,000	$38,489
6.53%	Vale SA, ordinary nominative (ADR)	505,000	6,661
	Other securities		73,399

			118,549

Energy	Reliance Industries Ltd.	3,195,148	51,315
6.04%	Royal Dutch Shell PLC, Class B	450,000	13,422
	Galp Energia, SGPS, SA, Class B	708,000	11,190
	Other securities		33,752

			109,679

Consumer staples	Nestlé SA1	488,700	39,668
5.58%	British American Tobacco PLC	937,000	29,858
	Other securities		31,809

			101,335

Real estate	MGM Growth Properties LLC REIT, Class A	676,200	17,858
3.69%	Gaming and Leisure Properties, Inc. REIT	425,000	13,732
	Other securities		35,494

			67,084

Utilities	Ørsted AS1	491,552	32,802
3.45%	Enel SPA[1]	2,780,000	16,066
	Other securities		13,861

			62,729

	Total common stocks (cost: $1,481,838,000)		1,665,533

Bonds, notes & other debt instruments 2.17%		Principal amount (000)
Corporate bonds & notes 2.17%
Communication services 1.87%	Sprint Corp. 7.25% 2021	$ 33,000	33,858

Health care	Other securities		5,526

0.30%	Total bonds, notes & other debt instruments (cost: $38,299,000)		39,384

Short-term securities 5.89%

	BASF SE 2.50% due 1/11/2019[3]	15,000	14,989
	Federal Home Loan Bank 2.15%-2.38% due 1/2/2019-2/19/2019	57,200	57,104
	KfW 2.51% due 2/13/2019[3]	25,000	24,922
	Other securities		9,999

	Total short-term securities (cost: $107,023,000)		107,014

	Total investment securities 99.78% (cost: $1,627,160,000)		1,811,931
	Other assets less liabilities 0.22%		3,943

	Net assets 100.00%		$1,815,874

American Funds Insurance Series        65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD7,748	AUD10,500	Citibank	1/11/2019	$351

[1] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $395,472,000, which represented 21.78% of the net assets of the fund. This amount includes $391,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2] Security did not produce income during the last 12 months.

[3] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $49,910,000, which represented 2.75% of the net assets of the fund.

Key to abbreviations and symbol

AUD = Australian dollars

ADR = American Depositary Receipts

USD/$ = U.S. dollars

See notes to financial statements

66        American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2018

Common stocks 90.59%		Shares	Value (000)
Health care	AbbVie Inc.	7,288,241	$671,903
15.91%	UnitedHealth Group Inc.	2,286,268	569,555
	Gilead Sciences, Inc.	7,114,800	445,031
	Amgen Inc.	2,283,200	444,470
	Abbott Laboratories	4,812,269	348,071
	Merck & Co., Inc.	3,714,380	283,816
	Cigna Corp.	1,277,418	242,607
	Eli Lilly and Co.	1,567,600	181,403
	Other securities		1,566,133

			4,752,989

Information	Microsoft Corp.	9,710,500	986,297
technology	Broadcom Inc.	1,985,134	504,780
13.79%	Intel Corp.	9,945,900	466,761
	Texas Instruments Inc.	3,188,582	301,321
	Accenture PLC, Class A	1,490,900	210,232
	QUALCOMM Inc.	3,500,275	199,201
	Other securities		1,449,685

			4,118,277

Financials	JPMorgan Chase & Co.	4,986,230	486,756
11.01%	Bank of New York Mellon Corp.	6,217,700	292,667
	CME Group Inc., Class A	1,464,600	275,521
	Wells Fargo & Co.	5,210,100	240,081
	Intercontinental Exchange, Inc.	3,183,555	239,817
	Aon PLC, Class A	1,214,800	176,583
	Berkshire Hathaway Inc., Class B1	814,500	166,305
	Other securities		1,410,515

			3,288,245

Communication	Alphabet Inc., Class C1	348,784	361,204
services	Alphabet Inc., Class A1	317,250	331,514
10.28%	Facebook, Inc., Class A1	4,975,927	652,294
	Netflix, Inc.[1]	1,266,777	339,066
	Verizon Communications Inc.	4,588,600	257,971
	Twenty-First Century Fox, Inc., Class A	4,796,000	230,784
	Comcast Corp., Class A	5,903,800	201,024
	Other securities		695,140

			3,068,997

Industrials	General Dynamics Corp.	2,033,000	319,608
9.19%	Airbus SE, non-registered shares	2,559,564	246,223
	BWX Technologies, Inc.[2]	5,290,948	202,273
	Textron Inc.	3,831,077	176,191
	Other securities		1,800,478

			2,744,773

Consumer staples	Coca-Cola Co.	8,433,100	399,307
8.91%	Philip Morris International Inc.	3,686,270	246,095
	British American Tobacco PLC	6,830,460	217,653
	British American Tobacco PLC (ADR)	479,440	15,275
	Pernod Ricard SA	1,233,233	202,480
	Other securities		1,579,033

			2,659,843

American Funds Insurance Series        67

Growth-Income Fund

Common stocks (continued)		Shares	Value (000)

Energy	Exxon Mobil Corp.	5,277,700	$ 359,886
6.84%	Chevron Corp.	2,725,900	296,551
	EOG Resources, Inc.	2,406,800	209,897
	Enbridge Inc. (CAD denominated)	5,120,559	159,071
	Enbridge Inc. (CAD denominated)[3]	1,340,553	41,644
	Other securities		974,704

			2,041,753

Consumer	Amazon.com, Inc.[1]	350,400	526,290
discretionary	Lowe’s Companies, Inc.	2,000,000	184,720
6.35%	Other securities		1,184,040

			1,895,050

Materials	Celanese Corp.	3,329,233	299,531
4.69%	Vale SA, ordinary nominative (ADR)	14,557,884	192,018
	Vale SA, ordinary nominative	3,570,848	46,988
	DowDuPont Inc.	3,404,500	182,073
	Linde PLC	1,152,000	179,758
	International Flavors & Fragrances Inc.	1,267,500	170,187
	Other securities		330,092

			1,400,647

Real estate	Crown Castle International Corp. REIT	1,827,000	198,467
1.79%	Other securities		337,258

			535,725

Utilities	Sempra Energy	1,840,000	199,070
1.68%	Other securities		303,746

			502,816

Mutual funds	Other securities		45,729

0.15%	Total common stocks (cost: $22,571,835,000)		27,054,844

Convertible stocks 0.13%
Real estate	Other securities		38,828

0.13%	Total convertible stocks (cost: $39,390,000)		38,828

Convertible bonds 0.09%		Principal amount (000)
Energy	Other securities		27,617

0.09%	Total convertible bonds (cost: $43,359,000)		27,617

Short-term securities 9.11%
	Chevron Corp. 2.50% due 2/11/2019[3]	$ 30,000	29,913
	Coca-Cola Co. 2.27% due 1/3/2019[3]	20,000	19,996
	ExxonMobil Corp. 2.46% due 2/5/2019	100,000	99,752
	Federal Home Loan Bank 2.20%-2.41% due 1/4/2019-3/26/2019	1,219,600	1,215,496
	General Dynamics Corp. 2.52% due 1/10/2019[3]	45,000	44,970

68        American Funds Insurance Series

Growth-Income Fund

Short-term securities	Principal amount (000)	Value (000)
Merck & Co. Inc. 2.35%-2.50% due 1/29/2019-2/27/2019[3]	$126,900	$126,512
U.S. Treasury Bills 2.27%-2.43% due 1/17/2019-5/2/2019	672,600	669,783
Other securities		513,291

Total short-term securities (cost: $2,719,773,000)		2,719,713

Total investment securities 99.92% (cost: $25,374,357,000)		29,841,002
Other assets less liabilities 0.08%		23,133

Net assets 100.00%		$29,864,135

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,082,559,000, which represented 3.62% of the net assets of the fund. This amount includes $974,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2018 (000)

Common stocks 0.68%
Industrials 0.68%
BWX Technologies, Inc.	4,772,174	518,774	–	5,290,948	$–	$(116,886)	$3,182	$202,273

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1] Security did not produce income during the last 12 months.
[2] Represents an affiliated company as defined under the Investment Company Act of 1940.

[3] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $706,416,000, which represented 2.37% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements

American Funds Insurance Series        69

International Growth and Income Fund

Summary investment portfolio December 31, 2018

Common stocks 89.17%		Shares	Value (000)
Financials	HDFC Bank Ltd.	1,228,800	$37,344
18.67%	Zurich Insurance Group AG1	92,200	27,498
	AIA Group Ltd.	1,833,000	15,215
	KB Financial Group Inc.[1]	356,500	14,918
	Swedbank AB, Class A1	611,000	13,631
	GT Capital Holdings, Inc.[1]	733,589	13,598
	Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	13,591
	Prudential PLC	738,000	13,188
	Banco Santander, SA	2,611,538	11,888
	Sumitomo Mitsui Financial Group, Inc.[1]	308,000	10,218
	Other securities		78,569

			249,658

Health care	Shire PLC	927,000	53,997
13.34%	Novartis AG1	426,145	36,404
	Fresenius SE & Co. KGaA[1]	551,600	26,838
	Daiichi Sankyo Co., Ltd.[1]	561,000	17,924
	Teva Pharmaceutical Industries Ltd. (ADR)	662,000	10,208
	Other securities		33,003

			178,374

Industrials	Airbus SE, non-registered shares	253,960	24,430
8.49%	Shanghai International Airport Co., Ltd., Class A1	2,855,033	21,203
	ASSA ABLOY AB, Class B1	681,100	12,151
	Adani Ports & Special Economic Zone Ltd.	2,008,779	11,155
	Airports of Thailand PCL, foreign registered[1]	5,250,000	10,333
	Other securities		34,231

			113,503

Energy	Royal Dutch Shell PLC, Class A	1,933,691	56,872
7.09%	Royal Dutch Shell PLC, Class B	138,000	4,116
	TOTAL SA	399,350	21,130
	Other securities		12,695

			94,813

Materials	Rio Tinto PLC	874,100	41,557
7.06%	Vale SA, ordinary nominative (ADR)	1,386,000	18,281
	Yara International ASA[1]	343,000	13,223
	Other securities		21,347

			94,408

Real estate	Sun Hung Kai Properties Ltd.	2,227,000	31,739
7.04%	CK Asset Holdings Ltd.	3,939,348	28,826
	Daito Trust Construction Co., Ltd.[1]	95,500	13,077
	China Resources Land Ltd.	3,162,000	12,155
	Other securities		8,396

			94,193

Consumer staples	British American Tobacco PLC	1,075,402	34,268
7.04%	Pernod Ricard SA	128,650	21,123
	Coca-Cola Icecek AS, Class C	2,631,000	15,351
	Imperial Brands PLC	316,016	9,574
	Other securities		13,864

			94,180

70        American Funds Insurance Series

International Growth and Income Fund

Common stocks		Shares	Value (000)
Communication	Tencent Holdings Ltd.	440,700	$17,672
services	BT Group PLC	4,859,461	14,748
6.31%	Yandex NV, Class A2	470,000	12,855
	Other securities		39,178

			84,453

Utilities	Ørsted AS1	441,200	29,441
6.08%	ENN Energy Holdings Ltd.	1,658,000	14,705
	Naturgy Energy Group, SA	400,000	10,202
	Other securities		26,923

			81,271

Consumer	LVMH Moët Hennessy-Louis Vuitton SE	48,000	14,200
discretionary	EssilorLuxottica	105,000	13,288
4.49%	Other securities		32,513

			60,001

Information	Samsung Electronics Co., Ltd.[1]	417,500	14,421
technology	Tokyo Electron Ltd.[1]	96,500	11,004
3.56%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,464,000	10,662
	Other securities		11,493

			47,580

	Total common stocks (cost: $1,222,804,000)		1,192,434

Bonds, notes & other debt instruments 1.14%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.61%
	Other securities		8,169

Corporate bonds & notes 0.53%
Other 0.53%	Other securities		7,102

	Total corporate bonds & notes		7,102

	Total bonds, notes & other debt instruments (cost: $15,574,000)		15,271

Short-term securities 9.40%
	BASF SE 2.62% due 2/5/2019[3]	$ 10,000	9,975
	Federal Home Loan Bank 2.22%-2.41% due 1/2/2019-3/21/2019	49,700	49,556
	KfW 2.43% due 1/11/2019[3]	23,200	23,183
	L’Oréal USA, Inc. 2.50% due 1/16/2019[3]	10,000	9,989
	National Rural Utilities Cooperative Finance Corp. 2.50% due 2/6/2019	18,100	18,054
	Siemens Capital Corp. 2.50% due 1/16/2019[3]	15,000	14,984

	Total short-term securities (cost: $125,744,000)		125,741

	Total investment securities 99.71% (cost: $1,364,122,000)		1,333,446
	Other assets less liabilities 0.29%		3,812

	Net assets 100.00%		$1,337,258

American Funds Insurance Series        71

International Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $410,893,000, which represented 30.73% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2] Security did not produce income during the last 12 months.

[3] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,763,000, which represented 4.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

72        American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2018

Common stocks 68.05%		Shares	Value (000)
Financials	CME Group Inc., Class A	73,016	$13,736
10.16%	Zurich Insurance Group AG1	23,867	7,118
	Wells Fargo & Co.	148,000	6,820
	Sampo Oyj, Class A1	130,569	5,747
	Svenska Handelsbanken AB, Class A1	475,408	5,274
	DBS Group Holdings Ltd.	293,600	5,103
	Other securities		24,783

			68,581

Consumer staples	Philip Morris International Inc.	145,220	9,695
9.24%	Coca-Cola Co.	177,700	8,414
	Diageo PLC	233,000	8,301
	Altria Group, Inc.	150,370	7,427
	British American Tobacco PLC	189,300	6,032
	Nestlé SA1	69,277	5,623
	Other securities		16,929

			62,421

Information	Broadcom Inc.	47,700	12,129
technology	Microsoft Corp.	99,520	10,108
8.94%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,277,800	9,306
	Intel Corp.	176,700	8,292
	QUALCOMM Inc.	140,900	8,019
	Other securities		12,493

			60,347

Real estate	Crown Castle International Corp. REIT	118,400	12,862
7.81%	American Tower Corp. REIT	68,369	10,815
	Link Real Estate Investment Trust REIT	582,500	5,899
	Other securities		23,132

			52,708

Energy	Enbridge Inc. (CAD denominated)	335,970	10,437
6.62%	Royal Dutch Shell PLC, Class B	321,740	9,596
	Royal Dutch Shell PLC, Class B (ADR)	8,500	509
	Royal Dutch Shell PLC, Class A	101	3
	Williams Companies, Inc.	231,200	5,098
	Chevron Corp.	22,600	2,459
	Other securities		16,621

			44,723

Communication	Vodafone Group PLC	5,377,800	10,481
services	Verizon Communications Inc.	119,950	6,743
6.02%	Koninklijke KPN NV	2,175,375	6,381
	HKT Trust and HKT Ltd., units	3,699,240	5,329
	Other securities		11,749

			40,683

Health care	AstraZeneca PLC	105,100	7,867
5.69%	AstraZeneca PLC (ADR)	145,100	5,511
	Johnson & Johnson	60,200	7,769
	Pfizer Inc.	158,900	6,936
	Other securities		10,313

			38,396

American Funds Insurance Series        73

Capital Income Builder

Common stocks (continued)		Shares	Value (000)
Utilities	Edison International	135,100	$7,670
5.52%	Enel SPA[1]	1,284,246	7,422
	SSE PLC	477,689	6,585
	Other securities		15,588

			37,265

Consumer	Las Vegas Sands Corp.	154,300	8,031
discretionary	Other securities		15,747

3.52%			23,778

Industrials	Airbus SE, non-registered shares	73,714	7,091
3.12%	Boeing Co.	17,900	5,773
	Other securities		8,208

			21,072

Materials	Other securities		9,546

1.41%	Total common stocks (cost: $480,374,000)		459,520

Rights & warrants 0.00%
Energy	Other securities		–

0.00%	Total rights & warrants (cost: $1,000)		–

Convertible stocks 0.91%
Utilities	Other securities		4,128

0.61%

Real estate	Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	1,900	1,999

0.30%	Total convertible stocks (cost: $6,292,000)		6,127

Bonds, notes & other debt instruments 24.91%		Principal amount (000)
U.S. Treasury bonds & notes 13.84%
U.S. Treasury	U.S. Treasury 1.625% 2022	$ 6,050	5,872
13.02%	U.S. Treasury 2.00% 2022	15,000	14,741
	U.S. Treasury 2.125% 2022	8,800	8,681
	U.S. Treasury 2.00% 2025	13,200	12,729
	U.S. Treasury 2.00% 2026	7,500	7,160
	U.S. Treasury, principal only, 0% 2047	12,400	5,188
	U.S. Treasury 1.75%-3.13% 2021-2048[2]	33,658	33,580

			87,951

U.S. Treasury inflation-protected securities 0.82%	U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	5,599	5,512

	Total U.S. Treasury bonds & notes		93,463

74        American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Mortgage-backed obligations 6.96%
Federal agency	Fannie Mae 4.00% 2047[4]	$9,196	$9,385
mortgage-backed	Fannie Mae 4.50% 2048[4,5]	6,846	7,099
obligations	Fannie Mae 4.50% 2048[4]	5,816	6,033
6.72%	Fannie Mae 4.50% 2048[4]	5,689	5,901
	Fannie Mae 3.50%-4.00% 2046-2049[4,5]	2,344	2,382
	Government National Mortgage Assn. 4.30%-6.87% 2049-2063[4,5]	7,553	7,817
	Other securities		6,759

			45,376

Collateralized	Other securities		1,582

mortgage-backed	Total mortgage-backed obligations		46,958

obligations (privately originated) 0.24%

Corporate bonds & notes 3.97%
Financials	CME Group Inc. 4.15% 2048	100	102
0.98%	Wells Fargo & Co. 3.55%-4.60% 2021-2023	600	606
	Other securities		5,886

			6,594

Utilities	Enel Finance International SA 3.625% 2027[6]	215	190
0.83%	Southern California Edison Co. 4.65% 2043	100	101
	Other securities		5,297

			5,588

Health care	AstraZeneca PLC 3.38%-3.50% 2023-2025	470	463
0.54%	Other securities		3,196

			3,659

Communication	Verizon Communications Inc. 4.329% 2028	312	314
services	Vodafone Group PLC 3.75%-5.25% 2024-2048	600	582
0.38%	Other securities		1,668

			2,564

Consumer staples	Philip Morris International Inc. 2.63%-3.60% 2022-2023	273	265
0.36%	Other securities		2,203

			2,468

Energy	Shell International Finance BV 3.50% 2023	100	101
0.26%	Other securities		1,629

			1,730

Information technology	Broadcom Ltd. 3.50%-3.88% 2027-2028	328	291

0.04%

Other 0.58%	Other securities		3,923

	Total corporate bonds & notes		26,817

American Funds Insurance Series        75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 0.14%
Other securities		$967

Total bonds, notes & other debt instruments (cost: $169,549,000)		168,205

Short-term securities 6.79%

Chevron Corp. 2.39% due 1/28/2019[6]	$10,000	9,981
Federal Home Loan Bank 2.33%-2.38% due 1/18/2019-2/21/2019	22,200	22,140
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019	9,600	9,579
Pfizer Inc. 2.31% due 1/15/2019[6]	4,200	4,196

Total short-term securities (cost: $45,898,000)		45,896

Total investment securities 100.66% (cost: $702,114,000)		679,748
Other assets less liabilities (0.66)%		(4,468)

Net assets 100.00%		$675,280

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 12/31/2018[8] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
90 Day Euro Dollar Futures	Long	100	December 2019	$ 25,000	$ 24,338	$ 151
2 Year U.S. Treasury Note Futures	Long	49	April 2019	9,800	10,403	67
5 Year U.S. Treasury Note Futures	Long	988	April 2019	98,800	113,311	1,810
10 Year Ultra U.S. Treasury Note Futures	Short	473	March 2019	(47,300)	(61,527)	(1,820)
20 Year U.S. Treasury Bond Futures	Long	64	March 2019	6,400	9,344	439
30 Year Ultra U.S. Treasury Bond Futures	Short	26	March 2019	(2,600)	(4,177)	(218)
						$ 429

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $77,218,000, which represented 11.43% of the net assets of the fund. This amount includes $76,827,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2] All or a portion of this security was pledged as collateral. The total value of pledged collateral was $284,000, which represented .04% of the net assets of the fund.
[3] Index-linked bond whose principal amount moves with a government price index.
[4] Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5] Purchased on a TBA basis.

[6] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $23,524,000, which represented 3.48% of the net assets of the fund.

[7] Notional amount is calculated based on the number of contracts and notional contract size.
[8]Valueis calculated based on the notional amount and current market price.

76        American Funds Insurance Series

Capital Income Builder

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See notes to financial statements

American Funds Insurance Series        77

Asset Allocation Fund

Summary investment portfolio December 31, 2018

Common stocks 58.94%		Shares	Value (000)
Information	Microsoft Corp.	6,500,000	$660,205
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,016,000	517,331
13.64%	Broadcom Inc.	1,995,000	507,289
	VeriSign, Inc.[1]	2,000,000	296,580
	ASML Holding NV (New York registered)	1,865,000	290,231
	Intel Corp.	5,820,000	273,133
	Intuit Inc.	1,100,000	216,535
	Visa Inc., Class A	1,032,000	136,162
	Other securities		230,164

			3,127,630

Health care	UnitedHealth Group Inc.	2,016,300	502,301
11.11%	Johnson & Johnson	3,472,000	448,062
	Cigna Corp.	1,689,540	320,877
	Humana Inc.	965,000	276,453
	AbbVie Inc.	2,675,300	246,636
	Merck & Co., Inc.	2,420,300	184,935
	Bluebird Bio, Inc.[1]	1,617,100	160,416
	Other securities		406,972

			2,546,652

Financials	Chubb Ltd.	2,450,000	316,491
9.49%	Arch Capital Group Ltd.[1]	8,595,000	229,658
	First Republic Bank	2,580,000	224,202
	Wells Fargo & Co.	3,500,000	161,280
	JPMorgan Chase & Co.	1,600,000	156,192
	Bank of America Corp.	6,000,000	147,840
	CME Group Inc., Class A	738,200	138,870
	Citigroup Inc.	2,500,000	130,150
	Other securities		670,432

			2,175,115

Industrials	Boeing Co.	1,140,000	367,650
4.39%	Northrop Grumman Corp.	1,249,400	305,978
	Lockheed Martin Corp.	847,200	221,831
	Other securities		111,429

			1,006,888

Energy	Noble Energy, Inc.	10,500,000	196,980
4.17%	Cenovus Energy Inc.	27,000,000	189,862
	Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,535
	Other securities		404,961

			956,338

Consumer	Home Depot, Inc.	1,125,000	193,297
discretionary	Amazon.com, Inc.[1]	103,000	154,703
3.94%	General Motors Co.	4,100,000	137,145
	VF Corp.	1,600,000	114,144
	Other securities		304,124

			903,413

78        American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Communication	Comcast Corp., Class A	7,550,000	$257,077
services	Facebook, Inc., Class A1	1,332,000	174,612
3.70%	Verizon Communications Inc.	2,040,000	114,689
	Other securities		301,633

			848,011

Consumer staples	Philip Morris International Inc.	5,430,000	362,507
3.52%	Nestlé SA2	3,242,230	263,173
	Nestlé SA (ADR)	900,000	72,864
	Other securities		109,682

			808,226

Materials	DowDuPont Inc.	7,753,100	414,636
3.23%	Other securities		324,972

			739,608

Utilities	CMS Energy Corp.	2,284,700	113,435
0.94%	Other securities		102,464

			215,899

Real estate	Other securities		184,779

0.81%	Total common stocks (cost: $10,995,856,000)		13,512,559

Rights & warrants 0.00%
Other	Other securities		242

0.00%	Total rights & warrants (cost: $70,000)		242

Convertible stocks 0.03%
Industrials	Other securities		6,074

0.03%	Total convertible stocks (cost: $4,800,000)		6,074

Convertible bonds 0.00%		Principal amount (000)
Communication services 0.00%	Other securities		1,272

Bonds, notes & other debt instruments 28.92%
U.S. Treasury bonds & notes 12.30%
U.S. Treasury	U.S. Treasury 1.50% 2019	$ 400,000	399,688
9.54%	U.S. Treasury 1.25% 2020[3]	298,117	293,842
	U.S. Treasury 1.625% 2020	125,000	123,238
	U.S. Treasury 2.25% 2027	126,075	122,452
	U.S. Treasury 1.13%-4.75% 2019-2048[3]	1,260,397	1,247,301

			2,186,521

American Funds Insurance Series        79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$ 221,289	$ 217,968
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	139,180	144,107
securities	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2021-2047[4]	283,125	271,873

2.76%			633,948

	Total U.S. Treasury bonds & notes		2,820,469

Corporate bonds & notes 9.97%
Energy	Other securities		367,218

1.60%

Financials	ACE INA Holdings Inc. 2.30%-4.35% 2020-2045	6,905	6,864
1.56%	Other securities		349,954

			356,818

Health care	AbbVie Inc. 4.25%-4.88% 2028-2048	11,404	10,435
1.52%	Cigna Corp. 3.40%-4.90% 2021-2048[5]	18,585	18,521
	Johnson & Johnson 2.45% 2026	5,285	4,970
	Other securities		315,654

			349,580

Communication	Comcast Corp. 2.35%-4.70% 2025-2048	24,439	24,085
services	NBCUniversal Enterprise, Inc. 1.974% 2019[5]	100	100
1.07%	Other securities		220,154

			244,339

Materials	Dow Chemical Co. 4.55% 2025[5]	8,394	8,556
0.73%	DowDuPont Inc. 4.21%-4.73% 2023-2028	16,125	16,632
	Other securities		142,841

			168,029

Industrials	Lockheed Martin Corp. 2.50%-3.55% 2020-2026	10,050	9,962
0.63%	Northrop Grumman Corp. 2.93%-3.25% 2025-2028	8,140	7,676
	Other securities		127,441

			145,079

Consumer staples	Nestle Holdings, Inc. 3.50% 2025[5]	4,500	4,526
0.59%	Philip Morris International Inc. 1.88%-4.25% 2020-2044	15,405	14,816
	Other securities		116,177

			135,519

Information	Broadcom Ltd. 3.00%-3.63% 2022-2028	6,277	5,582
technology	Microsoft Corp. 4.10%-4.20% 2035-2037	7,000	7,268
0.29%	Other securities		52,778

			65,628

Other	Other securities		454,358

1.98%	Total corporate bonds & notes		2,286,568

80        American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Mortgage-backed obligations 5.75%
Federal agency	Fannie Mae 0%-7.50% 2021-2049[6,7,8]	$ 576,633	$585,310
mortgage-backed	Freddie Mac 3.00%-6.50% 2037-2049[6,8]	309,698	312,698
obligations	Other securities		383,453

5.59%			1,281,461

Other 0.16%	Other securities		37,382

	Total mortgage-backed obligations		1,318,843

Federal agency bonds & notes 0.07%
	Fannie Mae 1.88%-2.00% 2022-2026	16,000	15,031

Other 0.83%
	Other securities		190,115

	Total bonds, notes & other debt instruments (cost: $6,771,429,000)		6,631,026

Short-term securities 13.60%
	Federal Home Loan Bank 2.13%-2.41% due 1/2/2019-3/15/2019	1,506,150	1,501,682
	Merck & Co. Inc. 2.37%-2.50% due 1/23/2019-2/27/2019[5]	149,000	148,526
	U.S. Treasury Bills 2.12%-2.38% due 1/15/2019-3/7/2019	660,200	658,327
	United Parcel Service Inc. 2.34%-2.40% due 1/14/2019-1/22/2019[5]	175,000	174,804
	Other securities		633,289

	Total short-term securities (cost: $3,116,790,000)		3,116,628

	Total investment securities 101.49% (cost: $20,890,335,000)		23,267,801
	Other assets less liabilities (1.49)%		(342,350)

	Net assets 100.00%		$22,925,451

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $43,203,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $30,904,000, an aggregate cost of $36,241,000, and which represented .13% of the net assets of the fund) were acquired from 9/26/2013 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series        81

Asset Allocation Fund

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 12/31/2018[10] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	2,898	April 2019	$579,600	$615,282	$2,012
5 Year U.S. Treasury Note Futures	Long	1,317	April 2019	131,700	151,043	2,659
10 Year U.S. Treasury Note Futures	Long	817	March 2019	81,700	99,687	1,364
10 Year Ultra U.S. Treasury Note Futures	Short	211	March 2019	(21,100)	(27,447)	(874)

						$5,161

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 12/31/2018 (000)

1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(1,066)	$–	$(1,066)
U.S. EFFR	2.4435%	12/20/2023	17,844	(137)	–	(137)
U.S. EFFR	2.45375%	12/20/2023	159,848	(1,304)	–	(1,304)
U.S. EFFR	2.4225%	12/24/2023	73,206	(490)	–	(490)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(560)	–	(560)
					$–	$(3,557)

82        American Funds Insurance Series

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (000)	Net unrealized depreciation (000)	Dividend or interest income (000)	Value of affiliates at 12/31/2018 (000)

Common stocks 0.59%
Energy 0.14%
Weatherford International PLC[1]	56,000,000	4,000,000	–	60,000,000	$–	$(210,215)	$ –	$ 33,540

Consumer discretionary 0.45%
Dillard’s, Inc., Class A (USA)[11]	807,618	892,382	–	1,700,000	–	(9,607)	562	102,527

Total common stocks								136,067

Bonds, notes & other debt instruments 0.08%
Energy 0.08%
Weatherford International PLC 4.50% 2022	$ 2,670,000	$ 3,695,000	–	$ 6,365,000	–	(1,890)	340	3,755
Weatherford International PLC 8.25% 2023	$ 5,500,000	$ 300,000	–	$ 5,800,000	–	(2,350)	484	3,523
Weatherford International PLC 9.875% 2024	–	$ 1,000,000	–	$ 1,000,000	–	(391)	86	620
Weatherford International PLC 9.875% 2025[5]	–	$ 2,550,000	–	$ 2,550,000	–	(973)	214	1,562
Weatherford International PLC 6.50% 2036	$ 7,595,000	–	–	$ 7,595,000	–	(2,323)	519	3,987
Weatherford International PLC 6.75% 2040	$ 7,825,000	–	–	$ 7,825,000	–	(2,412)	553	4,069

								17,516
Total 0.67%					$–	$(230,161)	$2,758	$ 153,583

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1] Security did not produce income during the last 12 months.

[2] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $396,462,000, which represented 1.73% of the net assets of the fund. This amount includes $369,780,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3] All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,162,000, which represented .04% of the net assets of the fund.
[4] Index-linked bond whose principal amount moves with a government price index.

[5] Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,612,443,000, which represented 7.03% of the net assets of the fund.

[6] Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7] Coupon rate may change periodically.
[8] Purchased on a TBA basis.
[9] Notional amount is calculated based on the number of contracts and notional contract size.
[10]Value is calculated based on the notional amount and current market price.
[11]This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2017; it was not publicly disclosed.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series        83

Global Balanced Fund

Summary investment portfolio December 31, 2018

Common stocks 56.65%		Shares	Value (000)
Information	ASML Holding NV	35,800	$5,626
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	732,000	5,331
11.31%	Microsoft Corp.	48,500	4,926
	PagSeguro Digital Ltd., Class A2	220,528	4,130
	Broadcom Inc.	15,150	3,852
	Temenos AG1	25,000	2,999
	Keyence Corp.[1]	4,400	2,233
	Intel Corp.	44,000	2,065
	Other securities		10,273

			41,435

Financials	JPMorgan Chase & Co.	48,270	4,712
8.12%	HSBC Holdings PLC (GBP denominated)	539,633	4,449
	Berkshire Hathaway Inc., Class A2	12	3,672
	B3 SA - Brasil, Bolsa, Balcao	376,000	2,601
	HDFC Bank Ltd. (ADR)	21,605	2,238
	Credicorp Ltd.	10,050	2,228
	Wells Fargo & Co.	47,900	2,207
	AIA Group Ltd.	250,000	2,075
	Other securities		5,545

			29,727

Health care	Merck & Co., Inc.	66,870	5,110
7.49%	Humana Inc.	16,330	4,678
	UnitedHealth Group Inc.	8,985	2,238
	Other securities		15,420

			27,446

Industrials	Boeing Co.	15,250	4,918
6.81%	Edenred SA	65,000	2,391
	Other securities		17,629

			24,938

Energy	ConocoPhillips	56,006	3,492
4.95%	Royal Dutch Shell PLC, Class B	114,200	3,406
	LUKOIL Oil Co. PJSC (ADR)	39,800	2,845
	Enbridge Inc. (CAD denominated)	62,117	1,929
	Enbridge Inc. (CAD denominated)[3]	16,157	502
	TOTAL SA	45,200	2,391
	Other securities		3,564

			18,129

Consumer staples	Nestlé SA1	45,300	3,677
4.85%	Philip Morris International Inc.	50,800	3,391
	British American Tobacco PLC	78,900	2,514
	Coca-Cola European Partners PLC	48,000	2,201
	Other securities		5,994

			17,777

Consumer	Amazon.com, Inc.[2]	2,500	3,755
discretionary	Ocado Group PLC[2]	259,500	2,613
4.05%	Other securities		8,465

			14,833

84        American Funds Insurance Series

Global Balanced Fund

Common stocks		Shares	Value (000)
Materials	DowDuPont Inc.	40,738	$ 2,179
3.54%	Linde PLC[1]	13,706	2,176
	Randgold Resources Ltd.[1]	25,000	2,068
	Other securities		6,530

			12,953

Communication	Nintendo Co., Ltd.[1]	21,300	5,671
services	Other securities		2,412

2.21%			8,083

Real estate	Link Real Estate Investment Trust REIT	211,697	2,144
1.91%	Other securities		4,838

			6,982

Utilities	Ørsted AS1	33,800	2,255
1.41%	ENN Energy Holdings Ltd.	232,000	2,058
	Other securities		839

			5,152

	Total common stocks (cost: $181,317,000)		207,455

Bonds, notes & other debt instruments 36.97%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 16.15%
	Canada 1.00%-2.25% 2022-2025	C$2,000	1,484
	Japan, Series 395, 0.10% 2020	¥ 251,100	2,301
	Japan, Series 346, 0.10% 2027	380,450	3,529
	Japan 0.10%-1.70% 2020-2046[4]	1,018,875	9,836
	Poland (Republic of) 3.25%-5.75% 2020-2025	PLN14,140	4,068
	United Mexican States 5.75%-10.00% 2020-2042	MXN63,500	2,995
	United Mexican States 4.15%-4.60% 2027-2046	$ 600	565
	Other securities		34,368

			59,146

U.S. Treasury bonds & notes 12.50%
U.S. Treasury	U.S. Treasury 2.875% 2021	2,250	2,276
10.13%	U.S. Treasury 1.625% 2022	2,850	2,766
	U.S. Treasury 2.875% 2023	2,250	2,288
	U.S. Treasury 2.25% 2027	2,800	2,711
	U.S. Treasury 2.875% 2028[5]	2,170	2,205
	U.S. Treasury 1.00%-3.13% 2019-2046[5]	25,142	24,843

			37,089

U.S. Treasury inflation-protected securities 2.37%	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2022-2044[4]	8,962	8,681

	Total U.S. Treasury bonds & notes		45,770

Corporate bonds & notes 6.43%
Financials 1.61%	Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,6]	200	191
	Berkshire Hathaway Inc. 3.00% 2022	75	75
	HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[6]	€ 100	115
	HSBC Holdings PLC 3.03%-4.29% 2023-2026[6]	$ 650	633

American Funds Insurance Series        85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Financials	JPMorgan Chase & Co. 2.55%-6.75% 2021-2049[6]	$ 389	$387
(continued)	JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.848% 2021[7]	300	297
	Other securities		4,193

			5,891

Utilities 0.98%	Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	72	72
	Other securities		3,539

			3,611

Health care	Humana Inc. 3.15% 2022	100	98
0.92%	Other securities		3,277

			3,375

Consumer	Amazon.com, Inc. 2.80%-3.15% 2024-2027	220	213
discretionary	Other securities		1,826

0.56%			2,039

Energy	Petróleos Mexicanos 7.47% 2026	MXN4,000	150
0.53%	Petróleos Mexicanos 6.35%-6.50% 2027-2048	$ 487	408
	Shell International Finance BV 3.50% 2023	330	334
	Other securities		1,035

			1,927

Information	Broadcom Ltd. 3.875% 2027	190	171
technology	Microsoft Corp. 2.40%-3.30% 2026-2027	652	630
0.31%	Other securities		338

			1,139

Other	Other securities		5,550

1.52%	Total corporate bonds & notes		23,532

Mortgage-backed obligations 1.89%
Federal agency	Fannie Mae 4.00%-4.50% 2041-2049[8,9]	3,775	3,871
mortgage-backed	Other securities		474

obligations			4,345

1.18%

Other	Other securities		2,591

0.71%	Total mortgage-backed obligations		6,936

	Total bonds, notes & other debt instruments (cost: $138,335,000)		135,384

86        American Funds Insurance Series

Global Balanced Fund

Short-term securities 6.99%	Principal amount (000)	Value (000)
Canada Bill 2.32% due 1/3/2019	$ 6,000	$6,000
Federal Home Loan Bank 2.15%-2.39% due 1/2/2019-1/22/2019	9,600	9,592
National Rural Utilities Cooperative Finance Corp. 2.55% due 1/14/2019	5,000	4,995
U.S. Treasury Bills 2.28% due 1/15/2019	5,000	4,996

Total short-term securities (cost: $25,583,000)		25,583

Total investment securities 100.61% (cost: $345,235,000)		368,422
Other assets less liabilities (0.61)%		(2,233)

Net assets 100.00%		$366,189

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts
				Notional	Value at	Unrealized appreciation
Contracts	Type	Number of contracts	Expiration	amount[10] (000)	12/31/2018[11] (000)	at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	6	April 2019	$1,200	$ 1,274	$ 6
5 Year U.S. Treasury Note Futures	Long	97	April 2019	9,700	11,124	116
10 Year Ultra U.S. Treasury Note Futures	Long	9	March 2019	900	1,171	38
10 Year U.S. Treasury Note Futures	Long	7	March 2019	700	854	20
						$180

Forward currency contracts
Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)

USD500	MYR2,100	JPMorgan Chase	1/4/2019	$ (8)
USD482	THB15,900	HSBC Bank	1/8/2019	(6)
USD1,367	EUR1,200	Citibank	1/8/2019	(9)
JPY57,806	EUR450	HSBC Bank	1/9/2019	12
JPY42,300	USD374	Citibank	1/9/2019	12
EUR534	USD606	Goldman Sachs	1/9/2019	6
USD354	JPY40,000	Bank of New York Mellon	1/9/2019	(11)
USD513	BRL2,000	Citibank	1/10/2019	(3)
USD350	INR24,900	Citibank	1/10/2019	(6)
JPY9,730	USD86	JPMorgan Chase	1/11/2019	3
JPY9,730	USD86	Goldman Sachs	1/11/2019	3
USD162	ILS600	Goldman Sachs	1/11/2019	1
USD497	PLN1,870	JPMorgan Chase	1/11/2019	(3)
USD172	JPY19,459	Goldman Sachs	1/11/2019	(6)
USD356	INR25,000	Citibank	1/14/2019	(1)
USD378	MYR1,580	JPMorgan Chase	1/14/2019	(4)
USD692	INR49,000	HSBC Bank	1/15/2019	(9)
JPY116,594	USD1,033	JPMorgan Chase	1/17/2019	32
USD871	CAD1,165	Citibank	1/17/2019	17
EUR938	USD1,068	Goldman Sachs	1/17/2019	9
KRW900,000	USD802	JPMorgan Chase	1/17/2019	5
USD259	THB8,500	Bank of America, N.A.	1/17/2019	(2)

American Funds Insurance Series        87

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD796	KRW900,000	Morgan Stanley	1/17/2019	$ (11)
USD740	JPY83,520	Citibank	1/17/2019	(23)
JPY110,281	EUR860	Goldman Sachs	1/18/2019	21
USD520	AUD725	JPMorgan Chase	1/18/2019	10
USD113	CAD150	Goldman Sachs	1/18/2019	4
KRW532,100	USD475	HSBC Bank	1/18/2019	2
GBP190	USD243	Citibank	1/18/2019	(1)
USD474	KRW532,100	Goldman Sachs	1/18/2019	(3)
USD116	INR8,300	Citibank	1/22/2019	(3)
USD588	BRL2,300	JPMorgan Chase	1/22/2019	(5)
GBP1,476	USD1,871	Citibank	1/24/2019	13
EUR1,565	USD1,787	JPMorgan Chase	1/24/2019	10
GBP270	EUR300	Bank of America, N.A.	1/24/2019	– [12]
NOK2,700	USD316	Bank of New York Mellon	1/24/2019	(3)
USD699	AUD970	UBS AG	1/25/2019	15
USD462	INR32,718	JPMorgan Chase	1/25/2019	(6)
EUR717	USD812	HSBC Bank	1/28/2019	11
EUR400	USD459	HSBC Bank	1/28/2019	1
NOK3,054	USD351	UBS AG	1/29/2019	3
USD143	MXN2,900	HSBC Bank	1/29/2019	(3)
JPY85,000	USD754	JPMorgan Chase	2/13/2019	24
USD504	CNH3,500	JPMorgan Chase	2/28/2019	(6)
USD62	BRL250	HSBC Bank	12/20/2019	– [12]
				$ 82

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.521%	5/1/2019	$153,000	$(19)	$–	$(19)
(0.0385)%	EONIA	12/4/2021	€ 4,300	12	–	12
(0.0405)%	EONIA	12/4/2021	4,400	12	–	12
					$–	$ 5

88        American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1] Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $42,136,000, which represented 11.51% of the net assets of the fund. This amount includes $40,068,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2] Security did not produce income during the last 12 months.

[3] Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,661,000, which represented 2.91% of the net assets of the fund.

[4] Index-linked bond whose principal amount moves with a government price index.
[5] All or a portion of this security was pledged as collateral. The total value of pledged collateral was $154,000, which represented .04% of the net assets of the fund.
[6] Step bond; coupon rate may change at a later date.
[7] Coupon rate may change periodically.
[8] Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9] Purchased on a TBA basis.
[10]Notional amount is calculated based on the number of contracts and notional contract size.
[11]Value is calculated based on the notional amount and current market price.
[12]Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	JPY/¥ = Japanese yen
AUD = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CNH = Chinese yuan renminbi	MYR = Malaysian ringgits
EFFR = Effective Federal Funds Rate	NOK = Norwegian kroner
EONIA = Euro Overnight Index Average	PLN = Polish zloty
EUR/€ = Euros	TBA = To-be-announced
GBP = British pounds	THB = Thai baht
ILS = Israeli shekels	USD/$ = U.S. dollars
INR = Indian rupees

See notes to financial statements

American Funds Insurance Series        89

Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 98.44%		Principal amount (000)	Value (000)
Corporate bonds & notes 36.57%
Financials	Bank of America Corp. 2.82%-4.27% 2023-2029[1]	$111,866	$108,914
10.49%	General Motors Financial Co. 4.20% 2021	12,600	12,602
	Intesa Sanpaolo SpA 5.017% 2024[2]	70,790	64,129
	Morgan Stanley 2.50%-3.88% 2021-2029[1,3]	103,230	100,523
	Other securities		747,734

			1,033,902

Health care	Teva Pharmaceutical Finance Co. BV 2.80% 2023	77,814	67,082
6.53%	Teva Pharmaceutical Finance Co. BV 2.20%-6.75% 2021-2046	133,539	103,666
	Other securities		472,682

			643,430

Energy	Petróleos Mexicanos 7.47% 2026	MXN295,000	11,075
5.02%	Petróleos Mexicanos 4.63%-6.75% 2022-2048	$ 65,035	57,055
	Other securities		426,114

			494,244

Utilities	Other securities		344,262

3.49%

Consumer	General Motors Co. 4.35%-5.95% 2025-2049	20,265	18,401
discretionary	General Motors Financial Co. 3.15%-3.95% 2020-2024	71,039	67,851
3.03%	Other securities		212,152

			298,404

Consumer	Other securities		277,569

staples
2.82%

Communication	Other securities		204,443

services
2.07%

Industrials	Other securities		102,117

1.04%

Other	Other securities		205,279

2.08%	Total corporate bonds & notes		3,603,650

U.S. Treasury bonds & notes 28.94%
U.S. Treasury	U.S. Treasury 2.25% 2023	110,600	109,231
23.96%	U.S. Treasury 2.50% 2023	57,200	57,218
	U.S. Treasury 2.625% 2023	297,846	299,451
	U.S. Treasury 2.75% 2023	173,600	175,425
	U.S. Treasury 2.125% 2024[4]	250,100	245,361
	U.S. Treasury 2.125% 2024[4]	72,100	70,548
	U.S. Treasury 2.125% 2024	72,100	70,475
	U.S. Treasury 2.25% 2024	65,000	64,175
	U.S. Treasury 2.625% 2025	76,884	77,076
	U.S. Treasury 2.75% 2025	132,000	133,361
	U.S. Treasury 2.875% 2025	162,218	165,056
	U.S. Treasury 2.875% 2025	96,200	97,906
	U.S. Treasury 2.25% 2027	120,200	116,223

90        American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	U.S. Treasury 2.25% 2027	$ 73,175	$ 71,072
	U.S. Treasury 3.125% 2028	125,656	130,492
	U.S. Treasury 3.00% 2048[4]	72,499	72,268
	U.S. Treasury 3.125% 2048[4]	85,768	87,519
	U.S. Treasury 3.375% 2048[4]	105,392	112,851
	U.S. Treasury 2.38%-8.75% 2020-2045	195,161	206,044

			2,361,752

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[5]	50,902	50,107
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2025[5]	54,409	52,483
securities	U.S. Treasury Inflation-Protected Security 0.375% 2027[5]	155,061	147,380
4.98%	U.S. Treasury Inflation-Protected Security 0.50% 2028[5]	128,145	122,360
	U.S. Treasury Inflation-Protected Security 0.75% 2028[5]	71,633	70,160
	U.S. Treasury Inflation-Protected Securities 0.88%-1.00% 2047-2048[4,5]	57,402	48,055

			490,545

	Total U.S. Treasury bonds & notes		2,852,297

Mortgage-backed obligations 22.67%
Federal agency	Fannie Mae 3.50% 2047[6]	94,234	94,300
mortgage-backed	Fannie Mae 3.50% 2047[6]	65,315	65,360
obligations	Fannie Mae 3.50% 2049[6,7]	538,377	538,494
22.65%	Fannie Mae 4.00% 2049[6,7]	225,210	229,666
	Fannie Mae 4.50% 2049[6,7]	98,000	101,542
	Fannie Mae 3.00%-9.19% 2023-2049[3,6]	170,534	172,675
	Freddie Mac 3.50% 2047[6]	111,522	111,566
	Freddie Mac 3.50% 2047[6]	61,286	61,335
	Freddie Mac 4.00% 2048[6]	63,344	64,620
	Freddie Mac 4.00% 2048[6]	58,724	59,906
	Freddie Mac 4.00% 2048[6]	50,769	51,791
	Freddie Mac 3.00%-5.50% 2033-2048[6]	186,165	186,978
	Government National Mortgage Assn. 4.00% 2049[6,7]	78,661	80,560
	Government National Mortgage Assn. 4.00% 2049[6,7]	69,539	71,158
	Government National Mortgage Assn. 4.50% 2049[6,7]	117,450	121,553
	Government National Mortgage Assn. 5.00% 2049[6,7]	168,137	174,944
	Government National Mortgage Assn. 5.00% 2049[6,7]	23,839	24,782
	Other securities		21,002

			2,232,232

Other	Other securities		1,863

0.02%	Total mortgage-backed obligations		2,234,095

Bonds & notes of governments & government agencies outside the U.S. 6.22%
	Italy (Republic of) 0.95% 2023	€ 45,000	50,312
	Italy (Republic of) 2.00% 2028	21,000	23,045
	Japan, Series 20, 0.10% 2025[5]	¥11,430,000	107,256
	Portuguese Republic 5.125% 2024	$ 89,175	93,569
	Portuguese Republic 4.10%-5.65% 2024-2045	€ 20,375	29,237
	United Mexican States, Series M, 6.50% 2021	MXN3,132,700	152,312
	United Mexican States 3.60% 2025	$ 11,500	10,994
	United Mexican States, Series M, 5.75% 2026	MXN527,500	22,701
	Other securities		123,316

			612,742

Asset-backed obligations 2.00%
	Other securities		197,268

American Funds Insurance Series        91

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Municipals 1.93%
Illinois	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	$ 27,060	$27,489
1.64%	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[6]	86,885	82,973
	G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	402
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,826
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	748
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,101
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	256
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,487
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,376
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	337
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,462
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[6]	5,838	6,050
	Other securities		31,113

			161,620

Other	Other securities		28,321

0.29%	Total municipals		189,941

Federal agency bonds & notes 0.11%
	Fannie Mae 2.125% 2026	11,910	11,395

	Total bonds, notes & other debt instruments (cost: $9,812,916,000)		9,701,388

Common stocks 0.01%		Shares
Other	Other securities		422

0.01%	Total common stocks (cost: $1,854,000)		422

Rights & warrants 0.00%
Energy	Other securities		67

0.00%	Total rights & warrants (cost: $18,000)		67

Short-term securities 12.62%		Principal amount (000)
	Chevron Corp. 2.49% due 2/4/2019[2]	$ 75,000	74,819
	Fannie Mae 2.23% due 1/2/2019	3,200	3,199
	Federal Home Loan Bank 2.23%-2.39% due 1/11/2019-3/6/2019	483,800	482,671
	Italian Treasury Bill 0.53% due 8/14/2019	€ 46,400	53,030
	Merck & Co. Inc. 2.38% due 1/25/2019-1/29/2019[2]	$ 80,000	79,849
	U.S. Treasury Bills 2.19%-2.44% due 1/17/2019-5/16/2019	366,500	364,843
	Wal-Mart Stores, Inc. 2.46%-2.49% due 1/7/2019-1/14/2019[2]	64,800	64,756
	Other securities		120,466

	Total short-term securities (cost: $1,244,163,000)		1,243,633

	Total investment securities 111.07% (cost: $11,058,951,000)		10,945,510
	Other assets less liabilities (11.07)%		(1,090,823)

	Net assets 100.00%		$9,854,687

92        American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,591,000, which represented .02% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,243,000, which represented .01% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 12/31/2018[9] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	3,076	April 2019	$ 615,200	$ 653,073	$ 2,119
5 Year Euro-Bobl Futures	Short	2,022	March 2019	€ (202,200)	(307,010)	(813)
5 Year U.S. Treasury Note Futures	Long	10,571	April 2019	$1,057,100	1,212,362	17,566
10 Year Euro-Bund Futures	Short	715	March 2019	€ (71,500)	(133,974)	(934)
10 Year U.S. Treasury Note Futures	Long	579	March 2019	$ 57,900	70,647	1,495
10 Year Ultra U.S. Treasury Note Futures	Short	171	March 2019	(17,100)	(22,243)	(666)
30 Year Euro-Buxl Futures	Long	268	March 2019	€ 26,800	55,462	1,118
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2019	$ (3,300)	(5,302)	(277)
						$19,608

Forward currency contracts
Contract amount				Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD25,523	EUR22,400	Citibank	1/8/2019	$ (159)
USD12,784	JPY1,445,000	Bank of America, N.A.	1/11/2019	(412)
USD60,130	MXN1,220,000	Citibank	1/11/2019	(1,853)
KRW44,456,000	USD39,480	JPMorgan Chase	1/14/2019	380
USD40,106	KRW44,456,000	Morgan Stanley	1/14/2019	247
USD53,016	EUR46,600	HSBC Bank	1/17/2019	(456)
USD117,705	MXN2,400,000	Morgan Stanley	1/17/2019	(4,095)
JPY13,203,300	USD117,462	Goldman Sachs	1/18/2019	3,183
EUR34,400	USD39,182	Citibank	1/18/2019	294
CNH273,100	USD39,613	Citibank	1/18/2019	149
USD39,868	CNH273,100	HSBC Bank	1/18/2019	107
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD39,223	EUR34,400	HSBC Bank	1/18/2019	(253)
USD39,249	JPY4,444,800	Citibank	1/18/2019	(1,365)
USD78,055	JPY8,758,500	HSBC Bank	1/18/2019	(1,976)
USD5,622	EUR4,925	JPMorgan Chase	1/24/2019	(33)
USD12,492	MXN252,000	Citibank	1/24/2019	(281)
USD124,696	EUR109,250	HSBC Bank	1/24/2019	(743)
USD64,722	JPY7,300,000	Morgan Stanley	1/24/2019	(2,013)
USD30,599	JPY3,430,000	Goldman Sachs	1/29/2019	(770)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	781
				$(9,271)

American Funds Insurance Series        93

Bond Fund

Swap contracts
Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)

1.6915%	3-month USD-LIBOR	6/3/2020	$ 1,600	$ (23)	$–	$ (23)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	288	–	288
U.S. EFFR	2.4435%	12/20/2023	5,508	(42)	–	(42)
U.S. EFFR	2.45375%	12/20/2023	49,336	(403)	–	(403)
U.S. EFFR	2.4225%	12/24/2023	22,594	(151)	–	(152)
6-month EURIBOR	0.9852%	10/17/2024	€ 25,000	(1,119)	–	(1,119)
3-month USD-LIBOR	2.438%	11/19/2024	$ 750	6	–	6
3-month USD-LIBOR	2.0475%	3/23/2025	450	14	–	14
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	25	–	25
3-month USD-LIBOR	2.339%	5/13/2025	375	6	–	6
3-month USD-LIBOR	2.351%	5/15/2025	590	9	–	9
3-month USD-LIBOR	2.287%	5/20/2025	500	9	–	9
3-month USD-LIBOR	2.227%	5/28/2025	260	6	–	6
3-month USD-LIBOR	2.2125%	5/29/2025	465	11	–	11
3-month USD-LIBOR	2.451%	6/5/2025	650	6	–	6
3-month USD-LIBOR	2.46%	6/10/2025	2,536	22	–	22
3-month USD-LIBOR	2.455%	6/24/2025	235	2	–	2
3-month USD-LIBOR	2.397%	7/13/2025	900	11	–	11
3-month USD-LIBOR	2.535%	7/15/2025	800	4	–	4
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	12	–	12
3-month USD-LIBOR	2.312%	7/29/2025	1,000	18	–	18
3-month USD-LIBOR	2.331%	7/30/2025	435	7	–	7
3-month USD-LIBOR	2.228%	9/4/2025	12,000	285	–	285
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(92)	–	(92)
3-month USD-LIBOR	1.595%	5/12/2026	$ 8,500	593	–	593
3-month USD-LIBOR	1.592%	5/12/2026	4,000	280	–	280
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	80	–	80
2.844%	3-month USD-LIBOR	6/11/2035	3,250	11	–	11
2.773%	3-month USD-LIBOR	7/13/2035	500	(3)	–	(3)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(98)	–	(98)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(169)	–	(169)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥ 2,000,000	518	–	518
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(237)	–	(237)
3-month USD-LIBOR	2.1155%	5/13/2046	$ 2,400	342	–	342
					$–	$ 227

94        American Funds Insurance Series

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Step bond; coupon rate may change at a later date.

[2]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,180,984,000, which represented 11.98% of the net assets of the fund.

[3]Coupon rate may change periodically.
[4]All or a portion of this security was pledged as collateral. The total value of pledged collateral was $25,155,000, which represented .26% of the net assets of the fund.
[5]Index-linked bond whose principal amount moves with a government price index.
[6]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]Purchased on a TBA basis.
[8]Notional amount is calculated based on the number of contracts and notional contract size.
[9]Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

CNH = Chinese yuan renminbi

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series        95

Global Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 92.18%		Principal amount (000)	Value (000)
Japanese yen	Japan, Series 395, 0.10% 2020	¥5,380,000	$ 49,306
11.88%	Japan, Series 19, 0.10% 2024[1]	2,428,632	22,734
	Japan, Series 18, 0.10% 2024[1]	1,958,856	18,301
	Japan, Series 21, 0.10% 2026[1]	989,420	9,329
	Japan, Series 346, 0.10% 2027	3,125,000	28,990
	Japan, Series 116, 2.20% 2030	1,735,000	19,560
	Japan, Series 145, 1.70% 2033	2,210,000	24,308
	Japan 0.10%-2.30% 2020-2048[1]	7,835,970	75,509

			248,037

Euros	Canada 3.50% 2020	€ 2,500	2,983
11.27%	Germany (Federal Republic of) 0.50% 2027	12,360	14,640
	Germany (Federal Republic of) 0.50% 2028	11,000	12,976
	Germany (Federal Republic of) 1.25% 2048[2]	8,750	11,016
	Germany (Federal Republic of) 1.75%-6.25% 2024-2046	9,670	14,363
	Ireland (Republic of) 0.90% 2028	8,090	9,275
	Italy (Republic of) 1.35% 2022	12,950	14,891
	Italy (Republic of) 2.05%-4.75% 2023-2027	12,730	15,089
	Romania 2.88%-3.88% 2029-2038	12,150	13,170
	Spain (Kingdom of) 1.45% 2027	18,230	21,194
	Spain (Kingdom of) 1.50% 2027	10,350	12,131
	Spain (Kingdom of) 2.70%-2.90% 2046-2048	7,145	8,415
	Other securities		85,261

			235,404

Mexican pesos	Petróleos Mexicanos 7.47% 2026	MXN59,000	2,215
3.57%	United Mexican States, Series M, 8.00% 2023	301,000	14,960
	United Mexican States, Series M, 5.75% 2026	611,500	26,316
	United Mexican States 6.50%-10.00% 2020-2042	618,500	30,947

			74,438

Polish zloty	Poland (Republic of), Series 1021, 5.75% 2021	PLN101,030	29,970
3.51%	Poland (Republic of), Series 0922, 5.75% 2022	34,600	10,513
	Poland (Republic of), Series 0725, 3.25% 2025	34,750	9,721
	Poland (Republic of) 1.50%-5.25% 2020-2023	82,090	23,109

			73,313

Danish kroner	Nykredit Realkredit AS, Series 01E, 1.50% 2037[3]	DKr107,828	16,675
3.15%	Nykredit Realkredit AS, Series 01E, 1.50% 2040[3]	284,656	43,453
	Nykredit Realkredit AS 2.00%-2.50% 2037-2047[3]	35,015	5,605

			65,733

Indian rupees	India (Republic of) 8.83% 2023	INR884,200	13,507
2.19%	India (Republic of) 6.79%-7.88% 2021-2030	2,013,270	28,514
	Other securities		3,779

			45,800

British pounds	United Kingdom 3.25% 2044	£ 6,500	10,597
2.08%	United Kingdom 1.25%-4.25% 2022-2047	22,535	30,170
	Other securities		2,609

			43,376

96        American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Brazilian reais	Brazil (Federative Republic of) 0% 2021	BRL14,000	$ 3,000
1.58%	Brazil (Federative Republic of) 0% 2022	75,000	14,641
	Brazil (Federative Republic of) 10.00% 2025	57,090	15,395

			33,036

Thai baht	Thailand (Kingdom of) 2.125% 2026	THB317,750	9,552
1.30%	Thailand (Kingdom of) 1.88%-3.85% 2022-2032	363,200	11,440
	Other securities		6,237

			27,229

Israeli shekels	Israel (State of) 5.50% 2042	ILS29,300	10,802
0.88%	Other securities		7,518

			18,320

Chilean pesos	Chile (Banco Central de) 4.00% 2023	CLP6,765,000	9,796
0.73%	Other securities		5,378

			15,174

Malaysian	Malaysia (Federation of), Series 0310, 4.498% 2030	MYR42,250	10,327
ringgits	Other securities		4,802

0.72%			15,129

Romanian leu	Romania 2.30%-5.95% 2020-2022	RON59,100	14,495

0.69%

Canadian dollars	Canada 1.00%-2.25% 2022-2025	C$10,500	7,808
0.48%	Other securities		2,231

			10,039

U.S. dollars	Banco Nacional de Comercio Exterior SNC 3.80% 2026
43.81%	(UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[4,5]	$ 880	843
	Fannie Mae 3.50% 2049[3,6]	15,500	15,503
	Fannie Mae 4.00% 2049[3,6]	17,329	17,672
	Fannie Mae 4.50% 2049[3,6]	13,050	13,522
	Fannie Mae 2.18%-4.00% 2022-2048[3]	8,034	8,110
	Petrobras Global Finance Co. 5.30%-6.13% 2022-2025	2,307	2,256
	Petróleos Mexicanos 6.35%-6.50% 2027-2048	3,602	3,264
	Poland (Republic of) 3.25%-4.00% 2024-2026	5,570	5,508
	Romania 5.125% 2048[5]	6,200	5,991
	U.S. Treasury 1.875% 2024[2]	9,400	9,076
	U.S. Treasury 2.75% 2025	10,140	10,244
	U.S. Treasury 2.00% 2026[2]	33,560	32,039
	U.S. Treasury 2.25% 2027	27,700	26,783
	U.S. Treasury 2.75% 2028[2]	62,500	62,881
	U.S. Treasury 2.875% 2028	43,500	44,217
	U.S. Treasury 2.875% 2028	19,850	20,171
	U.S. Treasury 2.75% 2047[2]	17,800	16,872
	U.S. Treasury 3.00% 2048[2]	23,800	23,724
	U.S. Treasury 3.00% 2048	10,600	10,559
	U.S. Treasury 2.13%-2.88% 2020-2025	36,730	36,781
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	27,337	26,927
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,851	11,349
	U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	10,323	10,059

American Funds Insurance Series        97

Global Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2023-2046[1,2]	$ 39,818	$ 38,799
(continued)	United Mexican States 4.15% 2027	1,910	1,850
	Other securities		459,714

			914,714

Other	Other securities		90,558

4.34%	Total bonds, notes & other debt instruments (cost: $1,967,091,000)		1,924,795

Convertible bonds 0.00%
U.S. dollars	Other securities		100

0.00%	Total convertible bonds (cost: $110,000)		100

Convertible stocks 0.05%		Shares
U.S. dollars	Other securities		1,033

0.05%	Total convertible stocks (cost: $816,000)		1,033

Common stocks 0.05%
Swiss francs	Other securities		283

0.01%

U.S. dollars	Other securities		752

0.04%	Total common stocks (cost: $3,196,000)		1,035

Rights & warrants 0.00%
U.S. dollars	Other securities		41

0.00%	Total rights & warrants (cost: $11,000)		41

Short-term securities 9.42%		Principal amount (000)
	Bank of New York Mellon Corp. 2.30% due 1/2/2019	$ 17,600	17,598
	Canada Bill 2.32% due 1/3/2019	20,000	19,996
	Federal Home Loan Bank 2.29% due 1/10/2019	10,000	9,995
	Japanese Treasury Discount Bill (0.14)% due 5/20/2019	¥11,900,000	108,639
	Québec (Province of) 2.52% due 1/22/2019[5]	$ 15,000	14,978
	Other securities		25,382

	Total short-term securities (cost: $195,904,000)		196,588

	Total investment securities 101.70% (cost: $2,167,128,000)		2,123,592
	Other assets less liabilities (1.70)%		(35,575)

	Net assets 100.00%		$2,088,017

98        American Funds Insurance Series

Global Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,483,000, which represented .12% of the net assets of the fund. This amount includes $283,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,706,000, which represented .18% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $2,768,000, an aggregate cost of $2,711,000, and which represented .13% of the net assets of the fund) were acquired from 8/31/2015 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts
				Notional	Value at	Unrealized (depreciation) appreciation
		Number of		amount [7]	12/31/2018 [8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Short	224	September 2019	$ (56,000)	$ (54,510)	$ (171)
5 Year U.S. Treasury Note Futures	Long	2,309	April 2019	230,900	264,813	3,348
10 Year Euro-Bund Futures	Long	149	March 2019	€ 14,900	27,919	193
10 Year Ultra U.S. Treasury Note Futures	Long	232	March 2019	$ 23,200	30,178	972
10 Year U.S. Treasury Note Futures	Long	175	March 2019	17,500	21,353	493
30 Year Euro-Buxl Futures	Long	54	March 2019	€ 5,400	11,175	225
30 Year Ultra U.S. Treasury Bond Futures	Short	94	March 2019	$ (9,400)	(15,102)	(789)
						$4,271

Forward currency contracts
Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD1,415	EUR1,235	Morgan Stanley	1/4/2019	$ (1)
GBP5,400	USD6,935	Citibank	1/4/2019	(51)
USD5,236	MYR22,000	JPMorgan Chase	1/4/2019	(87)
EUR23,161	DKK172,900	Morgan Stanley	1/7/2019	3
USD8,200	CNH57,000	Citibank	1/7/2019	(100)
USD8,990	ILS33,250	Bank of America, N.A.	1/8/2019	92
EUR6,815	USD7,765	Citibank	1/8/2019	48
USD11,166	EUR9,800	Citibank	1/8/2019	(69)
USD7,414	THB244,600	HSBC Bank	1/8/2019	(98)
JPY1,402,472	USD12,401	Citibank	1/9/2019	405
JPY898,800	USD7,932	HSBC Bank	1/9/2019	274
JPY616,594	EUR4,800	HSBC Bank	1/9/2019	126
EUR10,070	USD11,427	Goldman Sachs	1/9/2019	120
GBP2,900	USD3,707	Goldman Sachs	1/9/2019	(9)
NOK32,228	DKK24,600	Citibank	1/9/2019	(49)
USD3,560	JPY400,000	Morgan Stanley	1/9/2019	(92)
USD3,479	JPY392,473	JPMorgan Chase	1/9/2019	(105)
USD3,933	JPY445,000	Bank of New York Mellon	1/9/2019	(131)
USD8,751	JPY988,000	Bank of New York Mellon	1/9/2019	(270)
USD8,438	BRL32,900	Citibank	1/10/2019	(44)
USD7,107	INR504,900	Citibank	1/10/2019	(116)
JPY652,169	USD5,766	JPMorgan Chase	1/11/2019	190
JPY652,169	USD5,766	Goldman Sachs	1/11/2019	190
USD5,171	CAD6,810	Bank of America, N.A.	1/11/2019	181
JPY429,000	USD3,818	HSBC Bank	1/11/2019	100
EUR4,100	USD4,676	Bank of America, N.A.	1/11/2019	26

American Funds Insurance Series        99

Global Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD2,787	ILS10,350	Goldman Sachs	1/11/2019	$ 17
EUR3,810	USD4,362	Citibank	1/11/2019	7
USD1,439	CNH10,000	Bank of America, N.A.	1/11/2019	(17)
USD5,584	PLN21,020	JPMorgan Chase	1/11/2019	(34)
USD9,031	EUR7,910	HSBC Bank	1/11/2019	(40)
NOK34,715	USD4,070	HSBC Bank	1/11/2019	(53)
USD2,787	JPY314,337	JPMorgan Chase	1/11/2019	(84)
USD6,138	JPY693,000	Morgan Stanley	1/11/2019	(191)
USD6,420	JPY726,000	Goldman Sachs	1/11/2019	(210)
USD11,983	INR852,700	HSBC Bank	1/11/2019	(215)
USD7,733	COP24,598,000	Goldman Sachs	1/14/2019	164
EUR14,620	USD16,744	Citibank	1/14/2019	27
DKK49,300	USD7,562	Morgan Stanley	1/14/2019	13
COP24,598,000	USD7,574	Citibank	1/14/2019	(5)
GBP3,000	USD3,842	Bank of America, N.A.	1/14/2019	(15)
USD5,446	EUR4,765	JPMorgan Chase	1/14/2019	(20)
USD7,641	INR536,000	Citibank	1/14/2019	(24)
USD3,515	MYR14,700	JPMorgan Chase	1/14/2019	(42)
USD7,492	DKK49,300	HSBC Bank	1/14/2019	(83)
JPY925,000	AUD11,424	Morgan Stanley	1/15/2019	401
USD7,602	CLP5,210,800	Goldman Sachs	1/15/2019	91
USD2,613	INR185,000	Goldman Sachs	1/15/2019	(32)
USD2,612	INR185,000	Citibank	1/15/2019	(34)
CLP5,210,800	USD7,816	HSBC Bank	1/15/2019	(305)
JPY2,838,652	USD25,158	Goldman Sachs	1/17/2019	778
JPY2,613,753	USD23,167	JPMorgan Chase	1/17/2019	715
EUR29,522	USD33,592	Goldman Sachs	1/17/2019	283
KRW10,400,000	USD9,265	JPMorgan Chase	1/17/2019	61
USD365	JPY41,240	Morgan Stanley	1/17/2019	(11)
USD2,369	THB77,700	Bank of America, N.A.	1/17/2019	(18)
USD9,204	KRW10,400,000	Morgan Stanley	1/17/2019	(122)
USD23,182	JPY2,613,753	JPMorgan Chase	1/17/2019	(699)
USD22,776	AUD31,600	JPMorgan Chase	1/18/2019	510
JPY1,061,774	EUR8,280	Goldman Sachs	1/18/2019	200
USD3,805	AUD5,300	JPMorgan Chase	1/18/2019	71
KRW8,289,700	USD7,397	HSBC Bank	1/18/2019	37
GBP2,890	USD3,693	Citibank	1/18/2019	(6)
USD7,381	KRW8,289,700	Goldman Sachs	1/18/2019	(53)
AUD31,600	USD23,270	Citibank	1/18/2019	(1,004)
USD7,968	ZAR114,700	Citibank	1/22/2019	18
USD2,044	BRL8,000	JPMorgan Chase	1/22/2019	(18)
USD4,171	INR299,650	Citibank	1/22/2019	(110)
TRY13,100	USD1,928	Citibank	1/24/2019	512
GBP19,649	USD24,901	Citibank	1/24/2019	175
GBP6,123	USD7,757	HSBC Bank	1/24/2019	57
GBP4,430	EUR4,917	Bank of America, N.A.	1/24/2019	8
EUR13,105	PLN56,400	HSBC Bank	1/24/2019	(30)
NOK37,200	USD4,352	Bank of New York Mellon	1/24/2019	(45)
USD2,192	TRY13,100	Morgan Stanley	1/24/2019	(248)
USD9,370	AUD13,010	UBS AG	1/25/2019	202
USD2,300	INR163,000	JPMorgan Chase	1/25/2019	(28)
EUR12,479	USD14,143	HSBC Bank	1/28/2019	190
EUR6,600	USD7,570	HSBC Bank	1/28/2019	11
GBP2,580	USD3,267	HSBC Bank	1/29/2019	27
USD6,286	CNH44,000	JPMorgan Chase	1/31/2019	(119)
JPY964,000	USD8,549	JPMorgan Chase	2/13/2019	277
USD5,553	CNH38,600	JPMorgan Chase	2/28/2019	(66)

100        American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD5,778	BRL19,300	Citibank	3/11/2019	$ 824
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(123)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,296
BRL28,900	USD7,207	Citibank	3/15/2019	208
USD1,143	EUR900	JPMorgan Chase	3/15/2019	105
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(145)
USD3,620	BRL14,200	JPMorgan Chase	3/18/2019	(23)
USD947	EUR745	Goldman Sachs	4/12/2019	85
USD4,015	BRL15,125	Morgan Stanley	4/30/2019	148
JPY4,675,000	USD41,886	JPMorgan Chase	5/20/2019	1,270
USD110,652	JPY11,900,000	Citibank	5/20/2019	801
JPY445,496	USD3,988	Citibank	5/20/2019	124
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	20
USD10,781	BRL43,200	Citibank	12/18/2019	(58)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(18)
				$ 6,918

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.521%	5/1/2019	$2,284,000	$(284)	$–	$(284)
(0.025)%	EONIA	12/3/2021	€48,000	152	–	152
(0.0385)%	EONIA	12/4/2021	64,600	183	–	183
					$–	$ 51
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Index-linked bond whose principal amount moves with a government price index.
[2]All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,216,000, which represented .20% of the net assets of the fund.
[3]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]Step bond; coupon rate may change at a later date.

[5]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $188,658,000, which represented 9.04% of the net assets of the fund.

[6]Purchased on a TBA basis.
[7]Notional amount is calculated based on the number of contracts and notional contract size.
[8]Value is calculated based on the notional amount and current market price.

American Funds Insurance Series        101

Global Bond Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CDI = CREST Depository Interest

CHF = Swiss francs

CLP = Chilean pesos

CNH = Chinese yuan renminbi

DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits NOK/NKr = Norwegian kroner PEN = Peruvian nuevos soles PLN = Polish zloty TBA = To-be-announced THB = Thai baht USD/$ = U.S. dollars ZAR = South African rand

See notes to financial statements

102        American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 94.82%		Principal amount (000)	Value (000)

Corporate bonds & notes 94.56%
Communication	Cablevision Systems Corp. 6.75% 2021	$ 5,025	$5,163
services	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,337
15.62%	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%-5.88% 2023-2028[1]	10,400	9,816
	CenturyLink, Inc. 6.75% 2023	7,100	6,860
	Clear ChannelWorldwide Holdings, Inc. 7.625% 2020	18,500	18,107
	Frontier Communications Corp. 10.50% 2022	9,440	6,608
	Frontier Communications Corp. 11.00% 2025	16,975	10,651
	Frontier Communications Corp. 7.13%-9.25% 2019-2026[1]	5,750	4,886
	Gogo Inc. 12.50% 2022[1]	13,925	14,943
	iHeartCommunications, Inc. 9.00% 2019[2]	1,025	692
	Intelsat Jackson Holding Co. 8.50% 2024[1]	6,625	6,459
	Meredith Corp. 6.875% 2026[1]	9,015	8,835
	Sprint Corp. 11.50% 2021	7,130	8,110
	Sprint Corp. 6.88%-8.75% 2021-2032	6,820	6,822
	Other securities		73,784

			188,073

Energy	Blackstone CQP Holdco LP 6.00% 2021[1,3]	1,600	1,610
14.89%	Blackstone CQP Holdco LP 6.50% 2021[1,3]	17,430	17,561
	Cheniere Energy Partners, LP 5.25% 2025	950	889
	Cheniere Energy, Inc. 5.88%-7.00% 2024-2025	3,175	3,262
	CONSOL Energy Inc. 5.875% 2022	9,824	9,456
	Teekay Corp. 8.50% 2020	10,418	9,988
	Other securities		136,552

			179,318

Health care	HCA Inc. 4.50%-7.50% 2020-2047	14,665	14,358
14.79%	Kinetic Concepts, Inc. 12.50% 2021[1]	7,628	8,200
	Molina Healthcare, Inc. 5.375% 2022	11,060	10,714
	Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,675
	Rotech Healthcare Inc., Term Loan,
	(3-month USD-LIBOR + 11.00%) 13.34% 2023 (100% PIK)[4,5,6,7,8,9]	7,398	6,730
	Tenet Healthcare Corp. 4.375% 2021	5,755	5,597
	Tenet Healthcare Corp. 4.50%-8.13% 2020-2024	18,222	17,882
	Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	10,610	9,854
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	11,130	9,739
	Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,210	6,226
	Valeant Pharmaceuticals International, Inc. 5.63%-9.00% 2021-2025[1]	3,465	3,445
	Valeant Pharmaceuticals International, Inc., Term Loan B,
	(3-month USD-LIBOR + 3.00%) 5.379% 2025[4,5,6]	1,612	1,548
	Other securities		81,103

			178,071

Materials	Cleveland-Cliffs Inc. 4.875% 2024[1]	5,500	5,129
12.38%	Cleveland-Cliffs Inc. 5.75% 2025	13,250	11,958
	First Quantum Minerals Ltd. 7.50% 2025[1]	10,200	8,453
	First Quantum Minerals Ltd. 6.50%-7.25% 2021-2026[1]	15,470	13,639
	Freeport-McMoRan Inc. 3.55% 2022	5,315	5,043
	Platform Specialty Products Corp. 5.875% 2025[1]	6,435	6,049
	Ryerson Inc. 11.00% 2022[1]	7,186	7,258
	Other securities		91,478

			149,007

American Funds Insurance Series        103

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Industrials 9.44%	Builders FirstSource, Inc. 5.625% 2024[1]	$ 8,310	$ 7,739
	DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,790	8,335
	Deck Chassis Acquisition Inc. 10.00% 2023[1]	6,615	6,383
	Hertz Global Holdings Inc. 7.625% 2022[1]	5,669	5,357
	Other securities		85,897

			113,711

Consumer	Cirsa Gaming Corporation SA 7.875% 2023[1]	5,860	5,827
discretionary	Petsmart, Inc. 5.875% 2025[1]	15,240	11,087
9.33%	Petsmart, Inc. 7.13%-8.88% 2023-2025[1]	12,275	7,200
	Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	6,555	6,055
	Six Flags Entertainment Corp. 4.875% 2024[1]	5,475	5,174
	Sotheby’s 4.875% 2025[1]	5,795	5,273
	Uber Technologies, Inc. 8.00% 2026[1]	6,950	6,724
	Other securities		64,953

			112,293

Information	Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[4,5,6]	7,150	6,605
technology	Camelot Finance SA 7.875% 2024[1]	7,405	7,200
7.37%	Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	4,895	5,140
	Infor Software 7.125% 2021[1,7]	6,935	6,779
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[4,5,6]	8,645	8,563
	Unisys Corp. 10.75% 2022[1]	6,600	7,252
	Other securities		47,146

			88,685

Financials	Compass Diversified Holdings 8.00% 2026[1]	5,710	5,664
3.48%	FS Energy and Power Fund 7.50% 2023[1]	5,765	5,491
	HUB International Ltd. 7.00% 2026[1]	6,155	5,601
	Other securities		25,142

			41,898

Utilities	Other securities		36,139

3.00%

Consumer staples	B&G Foods, Inc. 5.25% 2025	5,758	5,377
2.17%	Other securities		20,705

			26,082

Real estate	Howard Hughes Corp. 5.375% 2025[1]	6,520	6,161
2.09%	Other securities		18,979

			25,140

	Total corporate bonds & notes		1,138,417

Other bonds & notes 0.26%
	Other securities		3,083

	Total bonds, notes & other debt instruments (cost: $1,229,811,000)		1,141,500

104    American Funds Insurance Series

High-Income Bond Fund

Convertible bonds 0.45%		Principal amount (000)	Value (000)
Communication	Gogo Inc., convertible notes, 6.00% 2022[1]	$ 2,140	$1,958
services	Other securities		818

0.23%			2,776

Other 0.22%	Other securities		2,662

	Total convertible bonds (cost: $6,098,000)		5,438

Convertible stocks 0.54%		Shares
Industrials	Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,892

0.49%

Utilities	Other securities		629

0.05%	Total convertible stocks (cost: $5,288,000)		6,521

Common stocks 1.03%
Communication	Frontier Communications Corp.	13,333	32
services	Other securities		86

0.01%			118

Other	Other securities		12,265

1.02%	Total common stocks (cost: $16,871,000)		12,383

Rights & warrants 0.02%
Energy	Other securities		256

0.02%	Total rights & warrants (cost: $71,000)		256

Short-term securities 1.40%		Principal amount (000)
	ADP Tax Services, Inc. 2.38% due 1/2/2019[1]	$ 6,800	6,799
	Apple Inc. 2.33% due 1/9/2019[1]	10,000	9,994

	Total short-term securities (cost: $16,795,000)		16,793

	Total investment securities 98.26% (cost: $1,274,934,000)		1,182,891
	Other assets less liabilities 1.74%		21,008

	Net assets 100.00%		$1,203,899

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $1,233,000, which represented 0.10% of the net assets of the fund.

American Funds Insurance Series        105

High-Income Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)

3-month USD-LIBOR	2.772%	2/28/2025	$ 7,200	$ (71)	$–	$ (71)
3-month USD-LIBOR	2.2825%	4/13/2027	5,300	149	–	149
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(309)	–	(309)
3-month USD-LIBOR	2.6475%	1/25/2028	2,500	7	–	7
					$–	$(224)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 12/31/2018 (000)

CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$24,200	$(482)	$(1,706)	$1,224
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	34,525	(192)	(512)	320
					$(2,218)	$1,544

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $681,560,000, which represented 56.61% of the net assets of the fund.

[2]Scheduled interest and/or principal payment was not received.

[3]Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[4]Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $76,517,000, which represented 6.36% of the net assets of the fund.

[5]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[6]Coupon rate may change periodically.

[7]Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

[8]Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $30,796,000, which represented 2.56% of the net assets of the fund. This amount includes $3,926,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[9]Value determined using significant unobservable inputs.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$17,430	$17,561	1.46%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	1,600	1,610	.13
Other securities	12/13/2012-11/16/2018	5,683	3,671	.31
Total private placement securities		$24,713	$22,842	1.90%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements

106         American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 95.20%		Principal amount (000)	Value (000)
Mortgage-backed obligations 71.87%
Federal agency mortgage-backed obligations 68.28%	Fannie Mae 4.00% 2047[1]	$ 7,103	$ 7,249
	Fannie Mae 4.00% 2047[1]	4,751	4,848
	Fannie Mae 4.50% 2048[1]	14,594	15,132
	Fannie Mae 4.50% 2048[1]	7,755	8,044
	Fannie Mae 4.50% 2048[1]	4,339	4,501
	Fannie Mae 4.50% 2048[1,2]	1,663	1,724
	Fannie Mae 3.50% 2049[1,2]	3,200	3,201
	Fannie Mae 4.00% 2049[1,2]	5,163	5,265
	Fannie Mae 4.00%-5.00% 2036-2048[1]	2,455	2,517
	Freddie Mac 4.00% 2036[1]	5,020	5,180
	Freddie Mac 3.203% 2045[1,3]	2,217	2,234
	Freddie Mac 3.00% 2046[1]	7,155	7,036
	Freddie Mac 4.00% 2048[1]	1,857	1,895
	Freddie Mac 4.00% 2048[1]	1,842	1,880
	Freddie Mac 2.60%-5.00% 2020-2036[1]	5,086	5,209
	Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,795
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,671	1,642
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,588	1,533
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,143	11,833
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,978	10,862
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,496	7,448
	Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1,
	3.50% 2028[1,3]	7,830	7,698
	Freddie Mac Seasoned Loan Structured Transaction, Series 2018-1, Class A1,
	3.50% 2028[1]	2,101	2,093
	Government National Mortgage Assn. 5.50% 2040[1]	1,797	1,900
	Government National Mortgage Assn. 3.50% 2043[1]	2,015	2,042
	Government National Mortgage Assn. 4.25% 2044[1]	1,724	1,796
	Government National Mortgage Assn. 4.00% 2049[1,2]	6,200	6,350
	Government National Mortgage Assn. 4.50% 2049[1,2]	34,750	35,964
	Government National Mortgage Assn. 5.00% 2049[1,2]	2,627	2,734
	Government National Mortgage Assn. 3.50%-6.50% 2034-2066[1,2]	17,870	18,265
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,166	4,131
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	478	484
	Other securities		1,324

			198,809

Collateralized
mortgage-backed	Finance of America Structured Securities Trust, Series 2018-HB1, Class A,
obligations (privately	3.375% 2028[1,3,4]	2,287	2,293
originated) 3.59%	Other securities
			8,168

			10,461

	Total mortgage-backed obligations		209,270

U.S. Treasury bonds & notes 10.99%
U.S. Treasury 6.63%	U.S. Treasury 2.00% 2022	2,400	2,359
	U.S. Treasury 1.75% 2023	3,500	3,393
	U.S. Treasury 2.875% 2023	4,350	4,423
	U.S. Treasury 2.50% 2024	2,500	2,496
	U.S. Treasury 3.00% 2048[5]	5,000	4,981
	U.S. Treasury 1.50%-2.75% 2020-2023	1,668	1,650

			19,302

American Funds Insurance Series        107

Mortgage Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 4.36%	U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	$ 6,108	$ 6,013
	U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	127	150
	U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	7,201	6,547

			12,710

	Total U.S. Treasury bonds & notes		32,012

Federal agency bonds & notes 6.35%
	Fannie Mae 2.00% 2022	5,800	5,716
	Federal Home Loan Bank 1.38%-1.88% 2021	13,000	12,767

			18,483

Asset-backed obligations 5.96%
	Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,808
	SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.906% 2025[1,3]	2,629	2,573
	Other securities		12,959

			17,340

Corporate bonds & notes 0.03%
Financials	Other securities		80

0.03%	Total bonds, notes & other debt instruments (cost: $278,182,000)		277,185

Short-term securities 22.86%
	ADP Tax Services, Inc. 2.38% due 1/2/2019[4]	8,700	8,699
	Emerson Electric Co. 2.37% due 1/4/2019[4]	3,300	3,299
	ExxonMobil Corp. 2.43% due 1/10/2019	5,000	4,997
	Federal Home Loan Bank 2.23%-2.27% due 1/4/2019-1/11/2019	15,000	14,993
	Kimberly-Clark Corp. 2.47% due 1/11/2019[4]	2,100	2,098
	Mizuho Bank, Ltd. 2.42% due 1/4/2019[4]	10,000	9,997
	National Rural Utilities Cooperative Finance Corp. 2.50% due 1/8/2019	11,000	10,994
	Paccar Financial Corp. 2.50% due 1/29/2019	2,600	2,595
	Pfizer Inc. 2.43% due 1/10/2019[4]	5,100	5,097
	Québec (Province of) 2.53% due 1/22/2019[4]	3,800	3,794

	Total short-term securities (cost: $66,566,000)		66,563

	Total investment securities 118.06% (cost: $344,748,000)		343,748
	Other assets less liabilities (18.06)%		(52,573)

	Net assets 100.00%		$291,175

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,863,000, which represented .98% of the net assets of the fund.

108        American Funds Insurance Series

Mortgage Fund

Futures contracts

				Notional		Value at		Unrealized appreciation
		Number of		amount	[7]	12/31/2018	[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
90 Day Euro Dollar Futures	Long	108	December 2019	$27,000		$26,285		$ 163
2 Year U.S. Treasury Note Futures	Long	374	April 2019	74,800		79,405		188
5 Year U.S. Treasury Note Futures	Long	464	April 2019	46,400		53,215		741
10 Year Ultra U.S. Treasury Note Futures	Long	102	March 2019	10,200		13,268		427
20 Year U.S. Treasury Bond Futures	Long	56	March 2019	5,600		8,176		338
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2019	500		803		42
								$1,899

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)

2.5215%	U.S. EFFR	8/29/2020	$16,490	$ 47	$–	$ 47
3-month USD-LIBOR	2.806%	8/29/2020	300	(1)	–	(1)
2.622%	U.S. EFFR	9/14/2020	7,500	34	–	34
2.729%	U.S. EFFR	10/22/2020	22,900	152	–	152
2.4825%	U.S. EFFR	12/26/2020	41,000	104	–	104
3-month USD-LIBOR	1.217%	9/22/2021	11,500	421	–	421
3-month USD-LIBOR	1.225%	9/22/2021	11,500	418	–	418
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	513	–	513
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(473)	–	(473)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(182)	–	(182)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(857)	–	(856)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(68)	–	(68)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	398	–	398
3-month USD-LIBOR	2.24%	12/5/2026	10,500	310	–	310
3-month USD-LIBOR	2.27%	12/5/2026	8,500	232	–	232
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(69)	–	(69)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(150)	–	(150)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(219)	–	(219)
U.S. EFFR	2.145%	11/9/2047	2,200	167	–	167
U.S. EFFR	2.153%	11/10/2047	2,200	163	–	163
U.S. EFFR	2.155%	11/10/2047	1,280	95	–	95
U.S. EFFR	2.17%	11/13/2047	2,320	164	–	164
U.S. EFFR	2.5635%	2/12/2048	4,528	(49)	–	(49)
2.98%	3-month USD-LIBOR	3/15/2048	300	9	–	9
2.9625%	3-month USD-LIBOR	3/15/2048	300	8	–	8
U.S. EFFR	2.4615%	3/15/2048	300	3	–	3
U.S. EFFR	2.485%	3/15/2048	300	2	–	2
U.S. EFFR	2.425%	3/16/2048	600	11	–	11
2.917%	3-month USD-LIBOR	3/16/2048	600	10	–	10
					$–	$1,194

American Funds Insurance Series        109

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[2]Purchased on a TBA basis.

[3]Coupon rate may change periodically.

[4]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $52,359,000, which represented 17.98% of the net assets of the fund.

[5]All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,758,000, which represented .95% of the net assets of the fund.

[6]Index-linked bond whose principal amount moves with a government price index.

[7]Notional amount is calculated based on the number of contracts and notional contract size.

[8]Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

110        American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2018

Short-term securities 100.11%	Principal amount (000)	Value (000)
Commercial paper 69.84%
3M Co. 2.40% due 1/7/2019[1]	$10,000	$9,996
Alberta (Province of) 2.48% due 1/22/2019[1]	10,000	9,985
Apple Inc. 2.45% due 2/5/2019[1]	10,000	9,975
Bank of New York Mellon Corp. 2.34% due 1/22/2019	8,000	7,988
BASF SE 2.56% due 2/1/2019[1]	8,750	8,730
CHARTA, LLC 2.85% due 3/26/2019[1]	8,022	7,968
Coca-Cola Co. 2.30% due 1/4/2019[1]	10,000	9,997
Emerson Electric Co. 2.52% due 1/17/2019[1]	10,000	9,989
IBM Credit LLC 2.47% due 1/22/2019[1]	10,000	9,985
Intel Corp. 2.40% due 1/10/2019[1]	7,000	6,995
John Deere Capital Corp. 2.40% due 1/16/2019[1]	10,000	9,989
KfW 2.46% due 1/18/2019[1]	8,400	8,390
Merck & Co. Inc. 2.50% due 2/27/2019[1]	10,000	9,960
Mizuho Bank, Ltd. 2.48% due 1/15/2019[1]	10,000	9,990
National Australia Bank Ltd. 2.65% due 2/25/2019[1]	10,000	9,959
National Rural Utilities Cooperative Finance Corp. 2.40% due 1/4/2019	6,000	5,998
Nordea Bank AB 2.77% due 3/18/2019[1]	10,000	9,942
Paccar Financial Corp. 2.39% due 1/2/2019	8,000	7,999
Pfizer Inc. 2.28% due 1/14/2019[1]	7,400	7,393
Procter & Gamble Co. 2.30% due 1/14/2019[1]	10,000	9,991
Siemens Capital Corp. 2.50% due 1/16/2019[1]	4,700	4,695
Simon Property Group, LP 2.51% due 1/14/2019[1]	8,100	8,092
United Overseas Bank Ltd. 2.55% due 1/8/2019[1]	5,000	4,997
United Parcel Service Inc. 2.34% due 1/22/2019[1]	5,000	4,993
Wal-Mart Stores, Inc. 2.37% due 1/7/2019[1]	10,000	9,995

		213,991

U.S. Treasury bonds & notes 24.41%
U.S. Treasury Bills 2.23%-2.38% due 1/8/2019-2/19/2019	74,900	74,797

Federal agency discount notes 5.86%
Fannie Mae 2.29% due 1/23/2019	3,000	2,996
Federal Home Loan Bank 2.38% due 2/8/2019	15,000	14,962

		17,958

Total short-term securities (cost: $306,754,000)		306,746

Total investment securities 100.11% (cost: $306,754,000)		306,746
Other assets less liabilities (0.11)%		(342)

Net assets 100.00%		$306,404

[1]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,006,000, which represented 62.66% of the net assets of the fund.

See notes to financial statements

American Funds Insurance Series        111

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 97.30%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 47.72%
U.S. Treasury	U.S. Treasury 2.25% 2020	$ 29,900	$29,789
39.27%	U.S. Treasury 2.50% 2020	78,000	77,950
	U.S. Treasury 1.125% 2021	31,950	30,853
	U.S. Treasury 1.75% 2021[1]	33,540	32,877
	U.S. Treasury 2.00% 2021	46,300	45,692
	U.S. Treasury 2.125% 2021	23,450	23,241
	U.S. Treasury 2.25% 2021	23,580	23,459
	U.S. Treasury 1.75% 2022	174,300	170,261
	U.S. Treasury 1.875% 2022	63,000	61,823
	U.S. Treasury 1.875% 2022	25,000	24,496
	U.S. Treasury 2.00% 2022	69,500	68,300
	U.S. Treasury 2.125% 2023[1]	64,095	62,954
	U.S. Treasury 2.50% 2023	49,894	49,910
	U.S. Treasury 2.625% 2023	31,000	31,170
	U.S. Treasury 2.875% 2023	43,000	43,721
	U.S. Treasury 2.875% 2023	22,500	22,896
	U.S. Treasury 2.125% 2024	55,975	54,713
	U.S. Treasury 2.50% 2024	44,000	43,931
	U.S. Treasury 2.75% 2025	38,000	38,392
	U.S. Treasury 2.875% 2025	25,000	25,434
	U.S. Treasury 1.38%-2.88% 2020-2028	167,015	165,047

			1,126,909

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,140	35,576
inflation-protected	U.S. Treasury Inflation-Protected Security 0.75% 2028[2]	39,288	38,480
securities	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	46,878	48,537
8.45%	U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]	43,513	33,238
	U.S. Treasury Inflation-Protected Securities 0.14%-2.13% 2022-2047[1,2]	92,250	86,670

			242,501

	Total U.S. Treasury bonds & notes		1,369,410

Mortgage-backed obligations 28.63%
Federal agency	Fannie Mae 4.00% 2034[3,4]	40,000	40,933
mortgage-backed	Fannie Mae 3.00% 2036[3]	26,454	26,207
obligations	Fannie Mae 4.00% 2047[3]	31,328	31,969
28.63%	Fannie Mae 4.50% 2048[3,4]	44,012	45,636
	Fannie Mae 4.50% 2048[3]	42,653	44,240
	Fannie Mae 3.50% 2049[3,4]	69,981	69,997
	Fannie Mae 0%-9.19% 2022-2049[3,4,5]	142,780	144,922
	Freddie Mac 3.50% 2033[3]	25,000	25,333
	Freddie Mac 0%-5.50% 2020-2049[3,4,5]	77,993	79,500
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	42,088	41,644
	Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1,
	3.50% 2028[3,5]	45,026	44,268
	Government National Mortgage Assn. 3.50% 2049[3,4]	25,000	25,172
	Government National Mortgage Assn. 4.00% 2049[3,4]	40,200	41,171
	Government National Mortgage Assn. 4.50% 2049[3,4]	34,075	35,265
	Government National Mortgage Assn. 3.00%-6.64% 2034-2065[3,4,5]	46,756	48,654
	Other securities		76,482

			821,393

Federal agency bonds & notes 20.95%
	Fannie Mae 1.25%-7.13% 2019-2030	85,400	87,260
	Federal Home Loan Bank 3.25%-5.50% 2023-2036	30,315	31,296
	Freddie Mac 2.38%-3.75% 2019-2021	112,750	112,469
	Private Export Funding Corp. 1.45%-3.55% 2019-2024	28,840	28,957
	Tennessee Valley Authority 2.88%-5.88% 2021-2060	47,305	49,048

112        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Department of Housing and Urban Development 1.98%-3.70% 2020-2034	$ 73,632	$ 73,777
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,566
United States Agency for International Development, Jordan (Kingdom of)
1.95%-3.00% 2019-2025	194,000	193,524
United States Agency for International Development, Morocco (Kingdom of) 7.55%
2026[3]	3,328	3,838
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,907
United States Agency for International Development, Ukraine 1.47%-1.84% 2019-2021	5,855	5,712
Other securities		5,720

		601,074

Total bonds, notes & other debt instruments (cost: $2,805,986,000)		2,791,877

Short-term securities 11.11%
Apple Inc. 2.36% due 1/23/2019[6]	25,000	24,960
Bank of New York Mellon Corp. 2.34% due 1/22/2019	50,000	49,924
Chevron Corp. 2.38%-2.49% due 1/9/2019-2/4/2019[6]	51,900	51,815
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/5/2019	60,000	59,850
Procter & Gamble Co. 2.50% due 2/7/2019[6]	25,000	24,933
Tennessee Valley Authority 2.31% due 1/15/2019	38,000	37,966
Wal-Mart Stores, Inc. 2.42% due 1/15/2019[6]	40,000	39,959
Other securities		29,420

Total short-term securities (cost: $318,855,000)		318,827

Total investment securities 108.41% (cost: $3,124,841,000)		3,110,704
Other assets less liabilities (8.41)%		(241,401)

Net assets 100.00%		$2,869,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

				Notional	Value at	Unrealized appreciation (depreciation)
		Number of		amount [7]	12/31/2018 [8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	623	December 2019	$ 155,750	$ 151,623	$ 941
90 Day Euro Dollar Futures	Long	316	December 2021	79,000	77,029	431
2 Year U.S. Treasury Note Futures	Long	3,850	April 2019	770,000	817,403	4,332
5 Year U.S. Treasury Note Futures	Long	11,518	April 2019	1,151,800	1,320,970	20,231
10 Year U.S. Treasury Note Futures	Long	2,675	March 2019	267,500	326,392	4,968
10 Year Ultra U.S. Treasury Note Futures	Short	1,050	March 2019	(105,000)	(136,582)	(3,030)
20 Year U.S. Treasury Bond Futures	Long	108	March 2019	10,800	15,768	118
30 Year Ultra U.S. Treasury Bond Futures	Short	172	March 2019	(17,200)	(27,633)	(541)
						$27,450

American Funds Insurance Series        113

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.40625%	U.S. EFFR	3/20/2019	$3,420,000	$ 9	$–	$ 9
2.426%	U.S. EFFR	5/1/2019	1,625,200	24	–	24
2.414%	U.S. EFFR	5/1/2019	2,374,800	1	–	1
2.782%	U.S. EFFR	9/18/2019	884,184	438	–	438
U.S. EFFR	2.405%	1/29/2020	1,463,000	(67)	–	(67)
U.S. EFFR	2.403%	1/29/2020	2,027,000	(88)	–	(88)
1.997%	U.S. EFFR	2/13/2020	60,900	(257)	–	(257)
1.989%	U.S. EFFR	2/13/2020	61,000	(263)	–	(263)
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(63)	–	(63)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(194)	–	(194)
2.5045%	U.S. EFFR	8/29/2020	133,910	344	–	344
2.5215%	U.S. EFFR	8/29/2020	98,090	279	–	279
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(68)	–	(68)
2.48%	U.S. EFFR	12/20/2020	82,528	200	–	200
2.4825%	U.S. EFFR	12/26/2020	665,000	1,684	–	1,684
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,195	–	2,195
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,182	–	2,182
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	182	–	182
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	921	–	921
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	592	–	592
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,577	–	1,577
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,514	–	1,514
2.5775%	U.S. EFFR	7/16/2022	181,639	671	–	671
3-month USD-LIBOR	1.948%	7/28/2022	20,000	427	–	427
2.80%	3-month USD-LIBOR	9/2/2022	280,000	1,670	–	1,670
2.75%	3-month USD-LIBOR	9/2/2022	280,000	1,408	–	1,408
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,017)	–	(1,017)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(723)	–	(723)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(276)	–	(276)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	310	–	310
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(683)	–	(683)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(213)	–	(213)
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	278	–	278
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	(668)	–	(668)
2.5815%	U.S. EFFR	5/25/2023	80,000	1,099	–	1,099
2.9075%	3-month USD-LIBOR	9/7/2023	50,000	734	–	734
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(1,095)	–	(1,095)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(1,102)	–	(1,102)
U.S. EFFR	2.4435%	12/20/2023	7,589	(58)	–	(58)
U.S. EFFR	2.45375%	12/20/2023	67,985	(555)	–	(555)
U.S. EFFR	2.4325%	12/21/2023	24,000	(172)	–	(172)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	683	–	683
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	331	–	331
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	1,520	–	1,520
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	1,617	–	1,617
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	203	–	203
3-month USD-LIBOR	2.588%	1/26/2025	15,600	7	–	7
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	473	–	473
3-month USD-LIBOR	2.24%	12/5/2026	55,100	1,625	–	1,625
3-month USD-LIBOR	2.27%	12/5/2026	44,900	1,227	–	1,227
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(306)	–	(306)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,020)	–	(1,020)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	84	–	84
2.908%	3-month USD-LIBOR	2/1/2028	16,000	83	–	83
2.925%	3-month USD-LIBOR	2/1/2028	12,800	75	–	75
2.92%	3-month USD-LIBOR	2/2/2028	12,200	69	–	69

114        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
U.S. EFFR	2.5065%	3/22/2028	$ 8,700	$ (92)	$–	$ (92)
U.S. EFFR	2.535%	3/23/2028	6,700	(87)	–	(87)
U.S. EFFR	2.471%	3/27/2028	8,100	(62)	–	(62)
U.S. EFFR	2.4575%	3/29/2028	9,638	(62)	–	(62)
U.S. EFFR	2.424%	3/30/2028	8,160	(30)	–	(30)
U.S. EFFR	2.412%	4/5/2028	3,702	(10)	–	(10)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,081)	–	(1,081)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(1,259)	–	(1,259)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	30	–	30
3-month USD-LIBOR	2.963%	2/1/2038	9,800	30	–	30
3-month USD-LIBOR	2.986%	2/1/2038	7,800	11	–	11
3-month USD-LIBOR	2.967%	2/2/2038	7,600	21	–	21
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(937)	–	(937)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(1,108)	–	(1,108)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(1,201)	–	(1,201)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	310	–	310
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	700	–	700
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	131	–	131
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	266	–	266
U.S. EFFR	2.166%	10/23/2047	10,000	714	–	714
U.S. EFFR	2.145%	11/9/2047	15,400	1,169	–	1,169
U.S. EFFR	2.153%	11/10/2047	15,300	1,137	–	1,137
U.S. EFFR	2.155%	11/10/2047	8,640	638	–	638
U.S. EFFR	2.17%	11/13/2047	15,660	1,109	–	1,109
U.S. EFFR	2.5635%	2/12/2048	33,204	(358)	–	(358)
U.S. EFFR	2.4615%	3/15/2048	2,000	20	–	20
U.S. EFFR	2.485%	3/15/2048	2,000	11	–	11
U.S. EFFR	2.425%	3/16/2048	4,100	73	–	73
U.S. EFFR	2.505%	3/22/2048	4,300	5	–	5
U.S. EFFR	2.51375%	3/22/2048	4,700	(3)	–	(3)
U.S. EFFR	2.625%	5/25/2048	18,000	(435)	–	(435)
U.S. EFFR	2.445%	6/4/2048	6,700	90	–	90
U.S. EFFR	2.52%	8/24/2048	4,500	(9)	–	(9)
3.236%	3-month USD-LIBOR	10/31/2048	10,650	896	–	896
3.22859%	3-month USD-LIBOR	10/31/2048	10,645	879	–	879
					$–	$19,354

American Funds Insurance Series        115

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]All or a portion of this security was pledged as collateral. The total value of pledged collateral was $36,486,000, which represented 1.27% of the net assets of the fund.

[2]Index-linked bond whose principal amount moves with a government price index.

[3]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[4]Purchased on a TBA basis.

[5]Coupon rate may change periodically.

[6]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $151,166,000, which represented 5.27% of the net assets of the fund.

[7]Notional amount is calculated based on the number of contracts and notional contract size.

[8]Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

116        American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2018

Growth funds 80.77%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	3,963,500	$277,286

Total growth funds (cost: $279,168,000)		277,286

Fixed income funds 15.59%
American Funds Insurance Series - Bond Fund, Class 1	5,110,855	53,511

Total fixed income funds (cost: $55,321,000)		53,511

Short-term securities 1.50%
Government Cash Management Fund	5,144,216	5,144

Total short-term securities (cost: $5,144,000)		5,144

Total investment securities 97.86% (cost: $339,633,000)		335,941
Other assets less liabilities 2.14%		7,332

Net assets 100.00%		$343,273

Futures contracts

				Notional	Value at	Unrealized appreciation (depreciation)
		Number of		amount [1]	12/31/2018 [2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	1,474	March 2019	$147,400	$ 169,049	$1,914
FTSE 100 Index Contracts	Short	33	March 2019	£ –[3]	(2,801)	18
Euro Stoxx 50 Index Contracts	Short	131	March 2019	€ (1)	(4,464)	86
Nikkei 225 Index Contracts	Short	1	March 2019	¥ (1)	(182)	10
S&P Mid 400 E-mini Index Contracts	Short	7	March 2019	$ (1)	(1,164)	49
Mini MSCI Emerging Market Index Contracts	Short	123	March 2019	(6)	(5,946)	37
Russell 2000 Mini Index Contracts	Short	229	March 2019	(12)	(15,446)	629
S&P 500 E-mini Index Contracts	Short	895	March 2019	(45)	(112,108)	3,193
British Pound Currency Contracts	Short	36	March 2019	(2,250)	(2,878)	(18)
Euro Currency Contracts	Short	33	March 2019	(4,125)	(4,753)	(20)
Japanese Yen Currency Contracts	Short	2	March 2019	(25,000)	(229)	(7)
						$5,891

American Funds Insurance Series        117

Managed Risk Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 80.77%
American Funds Insurance Series - Growth Fund, Class 1	2,960,791	1,174,907	172,198	3,963,500	$2,267	$(31,537)	$1,939	$277,286

Fixed income funds 15.59%
American Funds Insurance Series - Bond Fund, Class 1	4,022,202	1,831,995	743,342	5,110,855	(255)	(1,309)	1,401	53,511
Total 96.36%					$2,012	$(32,846)	$3,340	$330,797

1Notional amount is calculated based on the number of contracts and notional contract size.

2Value is calculated based on the notional amount and current market price.

3Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

118        American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2018

Growth funds 79.58%	Shares	Value (000)
American Funds Insurance Series - International Fund, Class 1	6,802,836	$120,138

Total growth funds (cost: $126,861,000)		120,138

Fixed income funds 15.00%
American Funds Insurance Series - Bond Fund, Class 1	2,162,908	22,646

Total fixed income funds (cost: $23,477,000)		22,646

Short-term securities 3.43%
Government Cash Management Fund	5,178,097	5,178

Total short-term securities (cost: $5,178,000)		5,178

Total investment securities 98.01% (cost: $155,516,000)		147,962
Other assets less liabilities 1.99%		2,997

Net assets 100.00%		$150,959

Futures contracts

				Notional	Value at	Unrealized appreciation (depreciation)
		Number of		amount [1]	12/31/2018 [2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	472	March 2019	$ 47,200	$54,133	$ 615
S&P 500 E-mini Index Contracts	Short	3	March 2019	–[3]	(376)	23
FTSE 100 Index Contracts	Short	55	March 2019	£ (1)	(4,668)	65
Russell 2000 Mini Index Contracts	Short	13	March 2019	$ (1)	(877)	44
Euro Stoxx 50 Index Contracts	Short	353	March 2019	€ (4)	(12,028)	268
Mini MSCI Emerging Market Index Contracts	Short	323	March 2019	$ (16)	(15,614)	186
Nikkei 225 Index Contracts	Short	37	March 2019	¥ (37)	(6,751)	296
British Pound Currency Contracts	Short	60	March 2019	$ (3,750)	(4,796)	(35)
Euro Currency Contracts	Short	88	March 2019	(11,000)	(12,675)	(61)
Japanese Yen Currency Contracts	Short	61	March 2019	(762,500)	(6,993)	(182)
						$1,219

American Funds Insurance Series        119

Managed Risk International Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 79.58%
American Funds Insurance Series - International Fund, Class 1	5,479,657	1,623,392	300,213	6,802,836	$360	$(25,996)	$2,591	$120,138
Fixed income funds 15.00%
American Funds Insurance Series - Bond Fund, Class 1	2,063,150	605,333	505,575	2,162,908	(190)	(574)	611	22,646
Total 94.58%					$170	$(26,570)	$3,202	$142,784

1Notional amount is calculated based on the number of contracts and notional contract size.

2Value is calculated based on the notional amount and current market price.

3Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

120        American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2018

Growth-and-income funds 80.54%	Shares	Value (000)
American Funds Insurance Series - Blue Chip Income and Growth Fund, Class 1	21,901,978	$271,146

Total growth-and-income funds (cost: $294,629,000)		271,146

Fixed income funds 15.90%
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	53,544

Total fixed income funds (cost: $54,558,000)		53,544

Short-term securities 1.37%
Government Cash Management Fund	4,613,010	4,613

Total short-term securities (cost: $4,613,000)		4,613

Total investment securities 97.81% (cost: $353,800,000)		329,303
Other assets less liabilities 2.19%		7,366

Net assets 100.00%		$336,669

Futures contracts

				Notional	Value at	Unrealized appreciation (depreciation)
		Number of		amount [1]	12/31/2018 [2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	1,512	March 2019	$ 151,200	$ 173,408	$1,865
FTSE 100 Index Contracts	Short	24	March 2019	£ –[3]	(2,037)	10
S&P Mid 400 E-mini Index Contracts	Short	4	March 2019	$ –[3]	(665)	18
Euro Stoxx 50 Index Contracts	Short	117	March 2019	€ (1)	(3,987)	74
Mini MSCI Emerging Market Index Contracts	Short	42	March 2019	$ (2)	(2,030)	13
Russell 2000 Mini Index Contracts	Short	34	March 2019	(2)	(2,293)	81
S&P 500 E-mini Index Contracts	Short	1,088	March 2019	(54)	(136,283)	3,750
British Pound Currency Contracts	Short	27	March 2019	(1,688)	(2,158)	(13)
Euro Currency Contracts	Short	29	March 2019	(3,625)	(4,177)	(17)
						$5,781

American Funds Insurance Series        121

Managed Risk Blue Chip Income and Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth-and-income funds 80.54%
American Funds Insurance Series - Blue Chip Income and Growth Fund, Class 1	19,699,331	4,153,608	1,950,961	21,901,978	$4,481	$(54,782)	$6,179	$271,146
Fixed income funds 15.90%
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	736,682	782,785	4,484,388	(273)	(347)	1,085	53,544
Total 96.44%					$4,208	$(55,129)	$7,264	$324,690

1Notional amount is calculated based on the number of contracts and notional contract size.

2Value is calculated based on the notional amount and current market price.

3Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

122        American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2018

Growth-and-income funds 79.46%	Shares	Value (000)
American Funds Insurance Series - Growth-Income Fund, Class 1	33,123,343	$1,503,469

Total growth-and-income funds (cost: $1,522,773,000)		1,503,469

Fixed income funds 14.91%
American Funds Insurance Series - Bond Fund, Class 1	26,945,898	282,124

Total fixed income funds (cost: $281,542,000)		282,124

Short-term securities 3.54%
Government Cash Management Fund	66,924,852	66,925

Total short-term securities (cost: $66,925,000)		66,925

Options purchased 0.46%
Options purchased*		8,674

Total options purchased (cost: $7,663,000)		8,674

Total investment securities 98.37% (cost: $1,878,903,000)		1,861,192
Other assets less liabilities 1.63%		30,910

Net assets 100.00%		$1,892,102

*Options purchased

Put
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2018 (000)
S&P 500 Index	4,360	$1,092,987	$1,850.00	6/21/2019	$6,178
S&P 500 Index	811	203,306	2,000.00	6/21/2019	2,064
S&P 500 Index	138	34,595	2,050.00	6/21/2019	432
					$8,674

Futures contracts

				Notional	Value at	Unrealized appreciation (depreciation)
		Number of		amount [1]	12/31/2018 [2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	7,323	March 2019	$ 732,300	$ 839,857	$ 6,919
FTSE 100 Index Contracts	Short	272	March 2019	£ (3)	(23,086)	(39)
S&P Mid 400 E-mini Index Contracts	Short	50	March 2019	$ (5)	(8,311)	127
Euro Stoxx 50 Index Contracts	Short	1,107	March 2019	€ (11)	(37,721)	466
Russell 2000 Mini Index Contracts	Short	430	March 2019	$ (21)	(29,003)	435
Mini MSCI Emerging Market Index Contracts	Short	532	March 2019	(27)	(25,717)	(62)
Nikkei 225 Index Contracts	Short	27	March 2019	¥ (27)	(4,927)	180
S&P 500 E-mini Index Contracts	Short	3,478	March 2019	$ (174)	(435,654)	2,778
British Pound Currency Contracts	Short	298	March 2019	(18,625)	(23,821)	(167)
Euro Currency Contracts	Short	268	March 2019	(33,500)	(38,600)	(222)
Japanese Yen Currency Contracts	Short	45	March 2019	(562,500)	(5,159)	(108)
						$10,307

American Funds Insurance Series        123

Managed Risk Growth-Income Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth-and-income funds 79.46%
American Funds Insurance Series - Growth-Income Fund, Class 1	3,331,787	30,474,528	682,972	33,123,343	$(1,765)	$(33,463)	$3,205	$1,503,469
Fixed income funds 14.91%
American Funds Insurance Series - Bond Fund, Class 1	2,916,097	25,446,042	1,416,241	26,945,898	(614)	951	958	282,124
Total 94.37%					$(2,379)	$(32,512)	$4,163	$1,785,593

1Notional amount is calculated based on the number of contracts and notional contract size.

2Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

124        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2018

Asset allocation funds 96.69%	Shares	Value (000)
American Funds Insurance Series - Asset Allocation Fund, Class 1	115,468,223	$2,458,318

Total asset allocation funds (cost: $2,512,141,000)		2,458,318

Short-term securities 1.91%
Government Cash Management Fund	48,607,102	48,607

Total short-term securities (cost: $48,607,000)		48,607

Total investment securities 98.60% (cost: $2,560,748,000)		2,506,925
Other assets less liabilities 1.40%		35,572

Net assets 100.00%		$2,542,497

Futures contracts

				Notional	Value at	Unrealized appreciation (depreciation)
		Number of		amount [1]	12/31/2018 [2]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	7,806	March 2019	$ 780,600	$ 895,251	$ 8,348
FTSE 100 Index Contracts	Short	120	March 2019	£ (1)	(10,185)	46
S&P Mid 400 E-mini Index Contracts	Short	33	March 2019	$ (3)	(5,485)	146
Euro Stoxx 50 Index Contracts	Short	671	March 2019	€ (7)	(22,864)	375
Nikkei 225 Index Contracts	Short	7	March 2019	¥ (7)	(1,277)	49
Russell 2000 Mini Index Contracts	Short	895	March 2019	$ (45)	(60,368)	1,608
Mini MSCI Emerging Market Index Contracts	Short	1,027	March 2019	(51)	(49,645)	184
S&P 500 E-mini Index Contracts	Short	4,514	March 2019	(226)	(565,424)	14,749
British Pound Currency Contracts	Short	131	March 2019	(8,188)	(10,472)	(63)
Euro Currency Contracts	Short	165	March 2019	(20,625)	(23,765)	(88)
Japanese Yen Currency Contracts	Short	12	March 2019	(150,000)	(1,376)	(31)
						$25,323

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2018 (000)
Asset allocation funds 96.69%
American Funds Insurance Series - Asset Allocation Fund, Class 1	178,833,494	22,204,494	85,569,765	115,468,223	$(39,223)	$(392,470)	$80,687	$2,458,318

1Notional amount is calculated based on the number of contracts and notional contract size.

2Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series        125

Financial statements

Statements of assets and liabilities at December 31, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$5,486,916	$3,673,913	$23,407,476	$8,996,441	$2,999,468
Affiliated issuers	–	29,982	–	–	–
Cash	178	156	1,343	131	4,433
Cash pledged for securities on loan	–	6,049	–	–	–
Cash pledged for forward currency contracts	–	–	–	330	–
Cash denominated in currencies other than U.S. dollars	1	80	–	1,626	712
Unrealized appreciation on open forward currency contracts	–	–	–	–	356
Receivables for:
Sales of investments	319	3,233	21,198	1,944	4,847
Sales of fund’s shares	28,743	5,568	49,254	16,453	1,400
Dividends and interest	8,330	3,564	13,574	16,015	5,498
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Securities lending income	–	160	–	–	–
Other	378	124	2	136	7

	5,524,865	3,722,829	23,492,847	9,033,076	3,016,721

Liabilities:
Collateral for securities on loan	–	60,486	–	–	–
Unrealized depreciation on open forward currency contracts	–	–	–	525	53
Payables for:
Purchases of investments	16,115	3,150	21,907	6,618	808
Repurchases of fund’s shares	2,128	605	11,254	4,966	1,595
Investment advisory services	2,473	2,214	6,602	3,815	1,833
Insurance administrative fees	163	95	706	193	293
Services provided by related parties	810	506	3,421	970	302
Trustees’ deferred compensation	72	48	503	213	32
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Non-U.S. taxes	853	931	515	5,462	793
Other	98	280	78	204	133

	22,712	68,315	44,986	22,966	5,842

Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,889,612	$3,067,044	$14,176,248	$8,331,112	$2,702,017
Total distributable earnings (accumulated loss)	1,612,541	587,470	9,271,613	678,998	308,862

Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879

Investment securities, at cost:
Unaffiliated issuers	$4,224,241	$3,380,162	$16,925,576	$8,523,681	$2,819,850
Affiliated issuers	–	45,822	–	–	–
Cash denominated in currencies other than U.S. dollars, at cost	1	86	–	1,620	711

See end of statements of assets and liabilities for footnote.

See notes to financial statements

126        American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$8,018,033	$1,811,931	$29,638,729	$1,333,446	$679,748	$23,114,218	$368,422	$10,945,510	$2,123,592
–	–	202,273	–	–	153,583	–	–	–
1,442	226	5,392	131	493	3,965	111	5,730	633
–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	1	162	116	840	7	6,114	964
–	351	–	–	–	–	214	5,141	12,488
–	–	50,544	–	425	103,114	81	766,356	3,468
4,453	597	41,007	127	1,890	10,186	175	2,561	30
14,855	4,749	41,209	5,240	2,673	66,435	1,558	63,965	17,559
–	–	–	–	286	1,056	32	3,526	755
–	–	–	–	–	83	4	94	49
–	–	–	–	–	–	–	–	–
–	25	–	31	3	313	18	377	53
8,038,783	1,817,879	29,979,155	1,339,137	685,634	23,453,793	370,622	11,799,374	2,159,591

–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	132	14,412	5,570
–	–	75,910	112	9,280	506,077	3,803	1,901,710	56,897

3,583	545	27,805	301	228	11,216	134	23,576	7,155
2,735	940	6,567	701	283	5,477	206	3,023	948
231	61	588	46	225	2,313	44	225	25
766	301	3,070	76	80	1,980	57	918	247
80	23	576	9	3	258	2	116	24
–	–	–	–	237	99	–	351	145
–	–	–	–	–	756	1	356	7
100	87	407	592	12	126	48	–	453
16	48	97	42	6	40	6	–	103
7,511	2,005	115,020	1,879	10,354	528,342	4,433	1,944,687	71,574
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$6,594,985	$1,523,636	$21,925,796	$1,347,787	$710,885	$19,064,550	$341,847	$10,077,153	$2,124,152
1,436,287	292,238	7,938,339	(10,529)	(35,605)	3,860,901	24,342	(222,466)	(36,135)
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$7,325,397	$1,627,160	$25,100,577	$1,364,122	$702,114	$20,304,078	$345,235	$11,058,951	$2,167,128
–	–	273,780	–	–	586,257	–	–	–
–	–	1	159	116	840	7	6,229	961

American Funds Insurance Series        127

Statements of assets and liabilities at December 31, 2018

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,182,891		$343,748	$306,746	$3,110,704	$ 5,144
Affiliated issuers	–		–	–	–	330,797
Cash	840		383	80	3,850	–
Cash pledged for futures contracts	–		–	–	–	8,181
Cash denominated in currencies other than U.S. dollars	–	*	–	–	–	–
Receivables for:
Sales of investments	2,745		460	–	45,521	–
Sales of fund’s shares	77		204	48	642	596
Dividends and interest	21,205		877	–	11,543	22
Variation margin on futures contracts	–		249	–	4,583	394
Variation margin on swap contracts	40		170	–	2,783	–
Other	168		2	–	28	–
	1,207,966		346,093	306,874	3,179,654	345,134
Liabilities:
Payables for:
Purchases of investments	1,934		54,109	–	295,152	563
Repurchases of fund’s shares	1,312		356	301	8,565	3
Investment advisory services	498		105	82	830	29
Insurance administrative fees	22		13	10	49	215
Services provided by related parties	163		19	59	328	71
Trustees’ deferred compensation	50		3	18	60	1
Variation margin on futures contracts	–		–	–	594	979
Variation margin on swap contracts	87		313	–	4,772	–
Other	1		–	–	1	–
	4,067		54,918	470	310,351	1,861
Net assets at December 31, 2018	$1,203,899		$291,175	$306,404	$2,869,303	$343,273

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,464,474		$295,903	$305,431	$2,910,880	$326,588
Total distributable earnings (accumulated loss)	(260,575)		(4,728)	973	(41,577)	16,685
Net assets at December 31, 2018	$1,203,899		$291,175	$306,404	$2,869,303	$343,273

Investment securities, at cost:
Unaffiliated issuers	$1,274,934		$344,748	$306,754	$3,124,841	$ 5,144
Affiliated issuers	–		–	–	–	334,489
Cash denominated in currencies other than U.S. dollars, at cost	–	*	–	–	–	–

See end of statements of assets and liabilities for footnote.

See notes to financial statements

128        American Funds Insurance Series

		(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 5,178	$ 4,613	$ 75,599	$ 48,607
142,784	324,690	1,785,593	2,458,318
–	–	–	–
3,017	8,327	34,515	41,388
–	–	–	–
–	–	27,293	374
190	386	339	336
10	22	67	305
182	389	1,951	2,143
–	–	–	–
–	–	–	–
151,361	338,427	1,925,357	2,551,471

174	364	–	–
6	3	29,069	729
13	29	84	298
96	214	308	2,570
31	70	48	538
1	2	1	23
81	1,076	3,745	4,816
–	–	–	–
–	–	–	–
402	1,758	33,255	8,974
$150,959	$336,669	$1,892,102	$2,542,497

$157,470	$340,198	$1,895,504	$2,426,171
(6,511)	(3,529)	(3,402)	116,326
$150,959	$336,669	$1,892,102	$2,542,497

$ 5,178	$ 4,613	$ 74,588	$ 48,607
150,338	349,187	1,804,315	2,512,141
–	–	–	–

American Funds Insurance Series        129

Statements of assets and liabilities at December 31, 2018

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$1,942,639	$1,452,476	$8,474,126	$4,811,429	$1,701,716
	Shares outstanding	75,457	66,791	121,126	272,408	81,098
	Net asset value per share	$25.74	$21.75	$69.96	$17.66	$20.98
Class 1A:	Net assets	$4,778	$353	$9,862	$4,936	$2,363
	Shares outstanding	186	16	141	280	113
	Net asset value per share	$25.69	$21.71	$69.77	$17.62	$20.92
Class 2:	Net assets	$3,306,059	$2,055,787	$13,700,966	$3,875,242	$843,316
	Shares outstanding	129,626	97,154	197,204	220,231	40,558
	Net asset value per share	$25.50	$21.16	$69.48	$17.60	$20.79
Class 3:	Net assets			$187,003	$23,753
	Shares outstanding	Not applicable	Not applicable	2,655	1,342	Not applicable
	Net asset value per share			$70.44	$17.70
Class 4:	Net assets	$248,677	$145,898	$1,075,904	$294,750	$463,484
	Shares outstanding	9,795	6,855	15,676	16,935	22,375
	Net asset value per share	$25.39	$21.28	$68.64	$17.40	$20.71

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$501,284	$209,329	$36,869	$1,445,275
	Shares outstanding	53,676	20,330	3,259	121,022	Not applicable
	Net asset value per share	$9.34	$10.30	$11.31	$11.94
Class 1A:	Net assets	$644	$739	$10	$1,510
	Shares outstanding	69	72	1	127	Not applicable
	Net asset value per share	$9.33	$10.28	$11.31	$11.93
Class 2:	Net assets	$661,317	$56,871	$247,022	$1,322,968
	Shares outstanding	71,992	5,534	22,403	111,891	Not applicable
	Net asset value per share	$9.19	$10.28	$11.03	$11.82
Class 3:	Net assets	$9,485		$4,516	$8,900
	Shares outstanding	1,011	Not applicable	405	743	Not applicable
	Net asset value per share	$9.38		$11.14	$11.97
Class 4:	Net assets	$31,169	$24,236	$17,987	$90,650
	Shares outstanding	3,129	2,379	1,613	7,659	Not applicable
	Net asset value per share	$9.96	$10.19	$11.15	$11.84
Class P1:	Net assets					$2,850
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	232
	Net asset value per share					$12.30
Class P2:	Net assets					$340,423
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	27,883
	Net asset value per share					$12.21

*Amount less than one thousand.

See notes to financial statements

130        American Funds Insurance Series

					(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$4,809,964	$492,281	$16,782,983	$1,034,317	$316,763	$14,626,696	$109,776	$5,961,685	$1,015,292
388,433	37,818	369,768	67,397	33,820	686,976	9,410	569,176	88,889
$12.38	$13.02	$45.39	$15.35	$9.37	$21.29	$11.67	$10.47	$11.42
$3,162	$927	$6,733	$1,749	$2,686	$6,982	$2,007	$3,284	$400
256	72	149	114	287	328	172	314	35
$12.35	$13.00	$45.28	$15.33	$9.36	$21.26	$11.65	$10.45	$11.41
$2,850,294	$1,227,787	$12,035,441	$230,035	$3,719	$4,667,683	$184,786	$3,523,963	$1,032,370
232,925	94,484	268,073	15,034	397	221,412	15,865	340,694	91,060
$12.24	$12.99	$44.90	$15.30	$9.36	$21.08	$11.65	$10.34	$11.34
		$140,465			$29,682
Not applicable	Not applicable	3,089	Not applicable	Not applicable	1,392	Not applicable	Not applicable	Not applicable
		$45.47			$21.32
$367,852	$94,879	$898,513	$71,157	$352,112	$3,594,408	$69,620	$365,755	$39,955
30,177	7,405	20,203	4,675	37,666	171,230	6,029	35,411	3,554
$12.19	$12.81	$44.47	$15.22	$9.35	$20.99	$11.55	$10.33	$11.24

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
Not applicable	Not applicable	Not applicable	Not applicable
$379	$492	$1,661,806	$1,596
39	44	141,701	130
$9.82	$11.28	$11.73	$12.23
$150,580	$336,177	$230,296	$2,540,901
15,421	29,981	19,726	207,856
$9.76	$11.21	$11.67	$12.22

American Funds Insurance Series        131

Statements of operations for the year ended December 31, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ 89,435	$ 40,551	$ 266,249	$ 188,307	$ 47,131
Interest	6,142	7,378	28,788	23,999	16,421
Securities lending income	–	730	–	–	–
	95,577	48,659	295,037	212,306	63,552
Fees and expenses*:
Investment advisory services	32,234	29,438	83,065	48,247	23,782
Distribution services	10,330	6,459	42,560	11,764	3,589
Insurance administrative services	633	367	2,750	790	1,164
Transfer agent services	1	– †	3	1	– †
Administrative services	624	423	2,573	981	339
Reports to shareholders	218	136	900	342	127
Registration statement and prospectus	47	88	197	66	29
Trustees’ compensation	37	25	150	58	20
Auditing and legal	76	65	80	102	72
Custodian	964	643	502	1,867	1,253
Other	137	228	252	202	342
Total fees and expenses before waivers	45,301	37,872	133,032	64,420	30,717
Less waivers of fees and expenses:
Investment advisory services waivers	–	–	–	–	–
Total waivers of fees and expenses	–	–	–	–	–
Total fees and expenses after waivers	45,301	37,872	133,032	64,420	30,717
Net investment income	50,276	10,787	162,005	147,886	32,835
Net realized gain (loss) and unrealized (depreciation)appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	344,211	244,684	2,850,252	248,667	125,246
Affiliated issuers	–	2,632	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	(21)	94	–	1,317	649
Swap contracts	–	–	–	–	–
Currency transactions	(648)	(349)	(1,358)	(2,744)	308
	343,542	247,061	2,848,894	247,240	126,203
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(919,949)	(654,311)	(2,970,971)	(1,741,395)	(647,695)
Affiliated issuers	–	(19,991)	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	(15)	1,103	–	(170)	626
Swap contracts	–	–	–	–	–
Currency translations	288	41	(119)	(189)	36
	(919,676)	(673,158)	(2,971,090)	(1,741,754)	(647,033)
Net realized gain (loss) and unrealized (depreciation)appreciation	(576,134)	(426,097)	(122,196)	(1,494,514)	(520,830)
Net (decrease) increase in net assets resulting from operations	$(525,858)	$(415,310)	$ 39,809	$(1,346,628)	$(487,995)

See end of statements of operations for footnotes.

See notes to financial statements

132        American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$ 225,462	$ 47,619	$ 561,216	$ 42,953	$ 18,229	$ 330,664	$ 5,923	$ –	$ –
5,328	5,256	43,954	4,649	5,121	270,199	3,763	319,829	71,425
–	–	–	–	–	–	–	–	–
230,790	52,875	605,170	47,602	23,350	600,863	9,686	319,829	71,425

35,312	12,167	81,100	8,812	3,229	68,775	2,520	37,656	12,085
9,118	3,848	36,914	840	885	22,505	680	10,220	2,901
794	233	2,300	183	884	9,354	167	835	97
1	– †	4	– †	– †	3	– †	1	– †
909	205	3,139	146	65	2,590	38	1,037	228
239	47	1,105	23	10	837	6	320	58
28	9	202	19	21	400	11	61	10
53	12	182	8	3	150	2	61	13
49	62	79	60	51	76	59	60	51
269	349	894	391	43	362	42	277	386
126	86	232	44	62	188	56	214	162
46,898	17,018	126,151	10,526	5,253	105,240	3,581	50,742	15,991

–	–	–	1	23	–	–	–	–
–	–	–	1	23	–	–	–	–
46,898	17,018	126,151	10,525	5,230	105,240	3,581	50,742	15,991
183,892	35,857	479,019	37,077	18,120	495,623	6,105	269,087	55,434

687,346	100,225	3,359,804	19,373	(12,976)	1,252,346	4,175	(159,911)	1,326
–	–	–	–	–	–	–	–	–
–	–	–	–	242	677	23	(38,790)	(3,980)
–	(72)	–	–	–	–	(541)	14,487	(6,955)
–	–	–	–	–	(2,209)	(5)	16,367	(44)
38	(281)	(2,288)	273	(169)	85	(76)	(565)	(2,076)
687,384	99,872	3,357,516	19,646	(12,903)	1,250,899	3,576	(168,412)	(11,729)

(1,602,181)	(325,794)	(4,115,868)	(222,546)	(54,286)	(2,657,935)	(34,350)	(164,246)	(82,168)
–	–	(116,886)	–	–	(230,161)	–	–	–
–	–	–	–	429	5,914	180	23,764	4,630
–	351	–	–	–	–	207	(16,813)	6,258
–	–	–	–	–	2,691	5	(7,301)	1,530
(41)	(87)	(237)	(23)	(10)	(72)	1	(246)	(258)
(1,602,222)	(325,530)	(4,232,991)	(222,569)	(53,867)	(2,879,563)	(33,957)	(164,842)	(70,008)

(914,838)	(225,658)	(875,475)	(202,923)	(66,770)	(1,628,664)	(30,381)	(333,254)	(81,737)
$ (730,946)	$(189,801)	$ (396,456)	$(165,846)	$(48,650)	$(1,133,041)	$(24,276)	$ (64,167)	$(26,303)

American Funds Insurance Series        133

Statements of operations for the year ended December 31, 2018

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ –	$ –	$ –		$ –	$ 3,341
Interest	93,699	7,928	5,763		71,451	216
	93,699	7,928	5,763		71,451	3,557
Fees and expenses*:
Investment advisory services	6,485	1,361	947		10,160	486
Distribution services	1,953	191	643		3,706	803
Insurance administrative services	86	42	37		171	809
Transfer agent services	– †	– †	–	†	– †	– †
Administrative services	137	32	30		300	–
Accounting and administrative services	–	–	–		–	43
Reports to shareholders	33	5	6		65	5
Registration statement and prospectus	9	2	3		15	7
Trustees’ compensation	8	2	2		18	2
Auditing and legal	49	44	42		46	23
Custodian	32	35	1		56	9
Other	95	66	16		129	23
Total fees and expenses before waivers	8,887	1,780	1,727		14,666	2,210
Less waivers of fees and expenses:
Investment advisory services waivers	–	–	–		–	162
Total waivers of fees and expenses	–	–	–		–	162
Total fees and expenses after waivers	8,887	1,780	1,727		14,666	2,048
Net investment income	84,812	6,148	4,036		56,785	1,509
Net realized gain (loss) and unrealized (depreciation)appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(24,151)	(3,538)	–		(39,630)	–
Affiliated issuers	–	–	–		–	2,012
Futures contracts	2	(4,529)	–		(45,333)	(5,288)
Swap contracts	(390)	449	–		(1,752)	–
Currency transactions	(5)	–	–		–	7
Capital gain distributions received from affiliated issuers	–	–	–		–	24,732
	(24,544)	(7,618)	–		(86,715)	21,463
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(87,512)	(1,970)	33		(13,160)	–
Affiliated issuers	–	–	–		–	(32,846)
Futures contracts	–	2,531	–		34,895	5,929
Swap contracts	1,317	1,980	–		27,782	–
Currency translations	(1)	–	–		–	–
	(86,196)	2,541	33		49,517	(26,917)
Net realized gain (loss) and unrealized (depreciation)appreciation	(110,740)	(5,077)	33		(37,198)	(5,454)
Net (decrease) increase in net assets resulting from operations	$(25,928)	$ 1,071	$4,069		$ 19,587	$(3,945)

*Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.

†Amount less than one thousand.

See notes to financial statements

134        American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 3,202	$ 7,264	$ 4,163	$ 80,686
112	246	195	2,846
3,314	7,510	4,358	83,532

234	530	439	6,609
389	883	564	6,862
389	883	731	11,015
–†	–†	–†	–†
–	–	–	–
40	43	42	114
3	6	4	73
5	7	5	70
1	2	1	26
23	23	33	28
9	9	9	9
(18)	25	(9)	(1,637)
1,075	2,411	1,819	23,169

78	177	146	2,203
78	177	146	2,203
997	2,234	1,673	20,966
2,317	5,276	2,685	62,566

–	–	–	–
170	4,208	(2,379)	(39,223)
(301)	(7,698)	(3,064)	(49,333)
–	–	–	–
(4)	7	–†	62
5,857	21,501	12,396	185,909
5,722	18,018	6,953	97,415

–	–	1,011	–
(26,570)	(55,129)	(32,512)	(392,470)
1,238	5,830	10,335	25,915
–	–	–	–
–	–	–	–
(25,332)	(49,299)	(21,166)	(366,555)
(19,610)	(31,281)	(14,213)	(269,140)
$(17,293)	$(26,005)	$(11,528)	$(206,574)

American Funds Insurance Series        135

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$ 50,276	$ 44,912	$ 10,787	$ 15,312	$ 162,005	$ 136,774
Net realized gain (loss)	343,542	433,191	247,061	207,903	2,848,894	2,561,073
Net unrealized (depreciation) appreciation	(919,676)	1,102,516	(673,158)	731,086	(2,971,090)	3,159,797
Net (decrease) increase in net assets resulting from operations	(525,858)	1,580,619	(415,310)	954,301	39,809	5,857,644
Distributions paid to shareholders*	(474,814)		(196,135)		(2,648,515)
Dividends from net investment income		(42,742)		(21,019)		(136,164)
Distributions from net realized gain on investments		(174,096)		–		(2,251,429)
Total dividends and distributions paid to shareholders		(216,838)		(21,019)		(2,387,593)
Net capital share transactions	267,749	(335,425)	(49,079)	(495,098)	1,071,109	(34,343)
Total (decrease) increase in net assets	(732,923)	1,028,356	(660,524)	438,184	(1,537,597)	3,435,708

Net assets:
Beginning of year	6,235,076	5,206,720	4,315,038	3,876,854	24,985,458	21,549,750
End of year	$5,502,153	$6,235,076	$3,654,514	$4,315,038	$23,447,861	$24,985,458

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$ 37,077	$ 35,259	$ 18,120	$ 14,607	$ 495,623	$ 419,292
Net realized gain (loss)	19,646	5,636	(12,903)	8,964	1,250,899	1,243,464
Net unrealized (depreciation) appreciation	(222,569)	242,768	(53,867)	35,709	(2,879,563)	1,880,231
Net (decrease) increase in net assets resulting from operations	(165,846)	283,663	(48,650)	59,280	(1,133,041)	3,542,987
Distributions paid to shareholders*	(35,982)		(20,515)		(1,587,775)
Dividends from net investment income		(32,772)		(14,010)		(405,124)
Distributions from net realized gain on investments		–		–		(1,069,604)
Total dividends and distributions paid to shareholders		(32,772)		(14,010)		(1,474,728)
Net capital share transactions	77,119	109,624	149,988	137,152	(13,827)	2,543,934
Total (decrease) increase in net assets	(124,709)	360,515	80,823	182,422	(2,734,643)	4,612,193

Net assets:
Beginning of year	1,461,967	1,101,452	594,457	412,035	25,660,094	21,047,901
End of year	$1,337,258	$1,461,967	$675,280	$594,457	$22,925,451	$25,660,094

See end of statements of changes in net assets for footnote.

See notes to financial statements

136        American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$ 147,886	$ 105,868	$ 32,835	$ 32,918	$ 183,892	$ 195,270	$ 35,857	$ 44,369	$ 479,019	$ 445,666
247,240	438,684	126,203	236,990	687,384	686,720	99,872	151,286	3,357,516	2,102,617
(1,741,754)	1,850,536	(647,033)	567,588	(1,602,222)	550,461	(325,530)	281,638	(4,232,991)	3,222,646

(1,346,628)	2,395,088	(487,995)	837,496	(730,946)	1,432,451	(189,801)	477,293	(396,456)	5,770,929
(646,470)		(126,412)		(883,615)		(186,991)		(2,606,909)
	(124,236)		(34,131)		(188,626)		(42,795)		(435,451)
	(100,924)		–		(328,660)		(33,692)		(1,807,557)
	(225,160)		(34,131)		(517,286)		(76,487)		(2,243,008)
1,245,386	133,019	92,573	(164,517)	265,984	(178,554)	90,220	(289,969)	2,175,138	1,071,251
(747,712)	2,302,947	(521,834)	638,848	(1,348,577)	736,611	(286,572)	110,837	(828,227)	4,599,172

9,757,822	7,454,875	3,532,713	2,893,865	9,379,849	8,643,238	2,102,446	1,991,609	30,692,362	26,093,190
$9,010,110	$9,757,822	$3,010,879	$3,532,713	$8,031,272	$9,379,849	$1,815,874	$2,102,446	$29,864,135	$30,692,362

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$ 6,105	$ 4,343	$ 269,087	$ 226,928	$ 55,434	$ 53,646	$ 84,812	$ 96,458	$ 6,148	$ 5,003
3,576	9,276	(168,412)	(10,510)	(11,729)	(26,825)	(24,544)	24,442	(7,618)	408
(33,957)	38,239	(164,842)	193,041	(70,008)	132,187	(86,196)	(3,823)	2,541	(431)

(24,276)	51,858	(64,167)	409,459	(26,303)	159,008	(25,928)	117,077	1,071	4,980
(9,700)		(267,421)		(56,130)		(79,933)		(6,505)
	(3,252)		(220,546)		(11,164)		(98,414)		(5,571)
	(10,070)		(157,395)		(14,449)		–		(2,214)
	(13,322)		(377,941)		(25,613)		(98,414)		(7,785)
46,266	63,483	(511,419)	(223,341)	(297,128)	85,999	(144,120)	(346,424)	(43,561)	2,570
12,290	102,019	(843,007)	(191,823)	(379,561)	219,394	(249,981)	(327,761)	(48,995)	(235)

353,899	251,880	10,697,694	10,889,517	2,467,578	2,248,184	1,453,880	1,781,641	340,170	340,405
$366,189	$353,899	$9,854,687	$10,697,694	$2,088,017	$2,467,578	$1,203,899	$1,453,880	$291,175	$340,170

American Funds Insurance Series        137

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$ 4,036	$ 1,388	$ 56,785	$ 46,503	$ 1,509	$ 859
Net realized gain (loss)	–	9	(86,715)	11,669	21,463	19,268
Net unrealized (depreciation) appreciation	33	(64)	49,517	(6,874)	(26,917)	35,360
Net (decrease) increase in net assets resulting from operations	4,069	1,333	19,587	51,298	(3,945)	55,487
Distributions paid to shareholders*	(3,517)		(55,819)		(21,941)
Dividends from net investment income		(906)		(43,993)		(734)
Distributions from net realized gain on investments		–		–		(4,142)
Total dividends and distributions paid to shareholders		(906)		(43,993)		(4,876)
Net capital share transactions	1,047	(46,638)	(197,780)	58,286	81,200	36,220
Total (decrease) increase in net assets	1,599	(46,211)	(234,012)	65,591	55,314	86,831

Net assets:
Beginning of year	304,805	351,016	3,103,315	3,037,724	287,959	201,128
End of year	$306,404	$304,805	$2,869,303	$3,103,315	$343,273	$287,959

*Current year amounts reflect current presentation under new accounting standards.

See notes to financial statements

138        American Funds Insurance Series

(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017

$ 2,317	$ 1,283	$ 5,276	$ 5,049	$ 2,685	$ 2,028	$ 62,566	$ 50,782
5,722	248	18,018	12,835	6,953	8,283	97,415	177,329
(25,332)	28,741	(49,299)	30,876	(21,166)	24,060	(366,555)	329,033

(17,293)	30,272	(26,005)	48,760	(11,528)	34,371	(206,574)	557,144
(3,428)		(23,525)		(12,352)		(242,968)
	(900)		(5,161)		(1,867)		(31,722)
	(1,403)		(5,568)		(7,726)		(38,742)
	(2,303)		(10,729)		(9,593)		(70,464)
23,257	22,849	19,295	37,657	1,707,014	23,434	(1,462,371)	408,750
2,536	50,818	(30,235)	75,688	1,683,134	48,212	(1,911,913)	895,430

148,423	97,605	366,904	291,216	208,968	160,756	4,454,410	3,558,980
$150,959	$148,423	$336,669	$366,904	$1,892,102	$208,968	$2,542,497	$4,454,410

American Funds Insurance Series        139

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

In 2009, shareholders approved the reorganization of the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund – Seeks to provide long-term growth of capital.

Global Small Capitalization Fund – Seeks to provide long-term growth of capital.

Growth Fund – Seeks to provide growth of capital.

International Fund – Seeks to provide long-term growth of capital.

New World Fund – Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund – Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder – Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund – Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund – Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund – Seeks to provide current income and preservation of capital.

140        American Funds Insurance Series

Ultra-Short Bond Fund – Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series        141

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

142        American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series        143

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2018 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 943,486	$ 395,499	$–	$1,338,985
Consumer discretionary	902,718	87,222	–	989,940
Health care	582,877	105,680	–	688,557
Communication services	437,926	143,665	–	581,591
Financials	518,235	53,532	–	571,767
Consumer staples	294,556	86,992	–	381,548
Industrials	209,141	129,438	–	338,579
Materials	114,502	40,841	–	155,343
Energy	146,233	–	–	146,233
Short-term securities	–	294,373	–	294,373
Total	$4,149,674	$1,337,242	$–	$5,486,916

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$ 727,659	$ 48,979	$ –	$ 776,638
Information technology	452,675	117,663	–	570,338
Industrials	267,672	261,949	–	529,621
Consumer discretionary	404,803	84,793	–	489,596
Financials	277,316	39,228	87	316,631
Materials	113,426	29,243	–	142,669
Consumer staples	64,850	56,057	–	120,907
Communication services	71,742	20,881	–	92,623
Energy	45,304	15,906	16,560	77,770
Real estate	35,861	37,865	–	73,726
Utilities	60,785	–	–	60,785
Bonds, notes & other debt instruments	–	4,989	–	4,989
Short-term securities	54,436	393,166	–	447,602
Total	$2,576,529	$1,110,719	$16,647	$3,703,895

Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 4,465,985	$ 524,865	$ –	$ 4,990,850
Health care	3,895,983	–	37,000	3,932,983
Communication services	3,172,527	–	–	3,172,527
Consumer discretionary	3,047,437	25,309	–	3,072,746
Financials	2,280,002	–	–	2,280,002
Industrials	1,068,310	136,234	–	1,204,544
Energy	1,181,935	–	–	1,181,935
Materials	545,792	83,260	–	629,052
Consumer staples	519,278	–	–	519,278
Real estate	371,749	–	–	371,749
Utilities	94,291	–	–	94,291
Convertible stocks	–	–	13,104	13,104
Short-term securities	–	1,944,415	–	1,944,415
Total	$20,643,289	$2,714,083	$50,104	$23,407,476

144        American Funds Insurance Series

International Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,182,886	$ 188,734	$–	$1,371,620
Industrials	801,285	454,063	–	1,255,348
Health care	460,295	639,881	–	1,100,176
Consumer discretionary	702,613	220,555	–	923,168
Consumer staples	375,070	226,350	–	601,420
Communication services	369,938	217,235	–	587,173
Information technology	184,960	324,234	–	509,194
Materials	343,320	165,561	–	508,881
Utilities	376,043	102,071	–	478,114
Energy	395,858	16,445	–	412,303
Real estate	136,191	45,046	–	181,237
Rights & warrants	–	13,046	–	13,046
Bonds, notes & other debt instruments	–	77,908	–	77,908
Short-term securities	–	976,853	–	976,853
Total	$5,328,459	$3,667,982	$–	$8,996,441

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(525)	$–	$(525)

*Forward currency contracts are not included in the investment portfolio.
NewWorld Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 326,284	$ 178,731	$ –	$ 505,015
Financials	305,640	23,740	–	329,380
Energy	292,889	–	–	292,889
Consumer discretionary	218,235	64,658	–	282,893
Health care	175,401	75,887	–	251,288
Consumer staples	119,696	70,170	–	189,866
Communication services	167,031	5,804	–	172,835
Materials	154,547	13,916	–	168,463
Industrials	94,592	40,700	–	135,292
Real estate	31,058	9,324	26	40,408
Utilities	32,453	–	–	32,453
Rights & warrants	–	3,502	–	3,502
Bonds, notes & other debt instruments	–	92,867	–	92,867
Short-term securities	–	502,317	–	502,317
Total	$1,917,826	$1,081,616	$26	$2,999,468

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$356	$–	$356
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(53)	–	(53)
Total	$–	$303	$–	$303

  *Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series        145

Blue Chip Income and Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$2,027,452	$ –	$–	$2,027,452
Information technology	1,080,516	–	–	1,080,516
Consumer staples	1,017,733	–	–	1,017,733
Energy	758,203	–	–	758,203
Communication services	731,501	–	–	731,501
Industrials	687,517	–	–	687,517
Consumer discretionary	650,987	–	–	650,987
Financials	392,403	–	–	392,403
Materials	134,904	–	–	134,904
Other	143,876	–	–	143,876
Rights & warrants	3,520	–	–	3,520
Short-term securities	–	389,421	–	389,421
Total	$7,628,612	$389,421	$–	$8,018,033

Global Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 182,049	$100,080	$–	$ 282,129
Health care	185,566	15,542	–	201,108
Financials	175,070	11,049	–	186,119
Communication services	83,225	100,714	–	183,939
Industrials	162,543	16,976	–	179,519
Consumer discretionary	138,158	35,185	–	173,343
Materials	104,115	14,434	–	118,549
Energy	109,679	–	–	109,679
Consumer staples	61,667	39,668	–	101,335
Real estate	54,128	12,956	–	67,084
Utilities	13,861	48,868	–	62,729
Bonds, notes & other debt instruments	–	39,384	–	39,384
Short-term securities	–	107,014	–	107,014
Total	$1,270,061	$541,870	$–	$1,811,931

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$351	$–	$351

  *Forward currency contracts are not included in the investment portfolio.

146        American Funds Insurance Series

Growth-Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$ 4,572,074	$ 180,915	$–	$ 4,752,989
Information technology	4,016,946	101,331	–	4,118,277
Financials	3,123,284	164,961	–	3,288,245
Communication services	3,068,997	–	–	3,068,997
Industrials	2,744,773	–	–	2,744,773
Consumer staples	2,202,506	457,337	–	2,659,843
Energy	2,041,753	–	–	2,041,753
Consumer discretionary	1,778,690	116,360	–	1,895,050
Materials	1,394,285	6,362	–	1,400,647
Real estate	535,725	–	–	535,725
Utilities	447,523	55,293	–	502,816
Mutual funds	45,729	–	–	45,729
Convertible stocks	38,828	–	–	38,828
Convertible bonds	–	27,617	–	27,617
Short-term securities	–	2,719,713	–	2,719,713
Total	$26,011,113	$3,829,889	$–	$29,841,002

International Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$141,167	$108,491	$–	$ 249,658
Health care	77,210	101,164	–	178,374
Industrials	56,914	56,589	–	113,503
Energy	94,813	–	–	94,813
Materials	81,185	13,223	–	94,408
Real estate	81,116	13,077	–	94,193
Consumer staples	87,620	6,560	–	94,180
Communication services	49,598	34,855	–	84,453
Utilities	45,795	35,476	–	81,271
Consumer discretionary	54,630	5,371	–	60,001
Information technology	11,493	36,087	–	47,580
Bonds, notes & other debt instruments	–	15,271	–	15,271
Short-term securities	–	125,741	–	125,741
Total	$781,541	$551,905	$–	$1,333,446

American Funds Insurance Series        147

Capital Income Builder
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 43,071	$ 25,510	$–	$ 68,581
Consumer staples	52,008	10,413	–	62,421
Information technology	44,754	15,593	–	60,347
Real estate	51,257	1,451	–	52,708
Energy	44,723	–	–	44,723
Communication services	32,340	8,343	–	40,683
Health care	36,507	1,889	–	38,396
Utilities	29,843	7,422	–	37,265
Consumer discretionary	23,778	–	–	23,778
Industrials	19,005	2,067	–	21,072
Materials	5,407	4,139	–	9,546
Convertible stocks	6,127	–	–	6,127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	93,463	–	93,463
Mortgage-backed obligations	–	46,958	–	46,958
Corporate bonds & notes	–	26,817	–	26,817
Asset-backed obligations	–	967	–	967
Short-term securities	–	45,896	–	45,896
Total	$388,820	$290,928	$–	$679,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 2,467	$–	$–	$ 2,467
Liabilities:
Unrealized depreciation on futures contracts	(2,038)	–	–	(2,038)
Total	$ 429	$–	$–	$ 429

  *Futures contracts are not included in the investment portfolio.

148        American Funds Insurance Series

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 3,092,137	$ 35,434	$ 59	$ 3,127,630
Health care	2,518,947	26,969	736	2,546,652
Financials	2,175,115	–	–	2,175,115
Industrials	1,002,104	4,784	–	1,006,888
Energy	953,558	2,780	–	956,338
Consumer discretionary	861,048	42,365	–	903,413
Communication services	847,896	115	–	848,011
Consumer staples	545,053	263,173	–	808,226
Materials	739,608	–	–	739,608
Utilities	215,899	–	–	215,899
Real estate	184,779	–	–	184,779
Rights & warrants	–	–	242	242
Convertible stocks	–	–	6,074	6,074
Convertible bonds	–	1,272	–	1,272
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	2,820,469	–	2,820,469
Corporate bonds & notes	–	2,275,813	10,755	2,286,568
Mortgage-backed obligations	–	1,318,843	–	1,318,843
Federal agency bonds & notes	–	15,031	–	15,031
Other	–	190,115	–	190,115
Short-term securities	–	3,116,628	–	3,116,628
Total	$13,136,144	$10,113,791	$17,866	$23,267,801

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,035	$ –	$–	$ 6,035
Liabilities:
Unrealized depreciation on futures contracts	(874)	–	–	(874)
Unrealized depreciation on interest rate swaps	–	(3,557)	–	(3,557)
Total	$5,161	$(3,557)	$–	$ 1,604

  *Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series        149

Global Balanced Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 29,939	$ 11,496	$–	$ 41,435
Financials	26,524	3,203	–	29,727
Health care	23,425	4,021	–	27,446
Industrials	19,589	5,349	–	24,938
Energy	18,129	–	–	18,129
Consumer staples	14,100	3,677	–	17,777
Consumer discretionary	13,799	1,034	–	14,833
Materials	8,709	4,244	–	12,953
Communication services	2,053	6,030	–	8,083
Real estate	6,155	827	–	6,982
Utilities	2,897	2,255	–	5,152
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	59,146	–	59,146
U.S. Treasury bonds & notes	–	45,770	–	45,770
Corporate bonds & notes	–	23,532	–	23,532
Mortgage-backed obligations	–	6,936	–	6,936
Short-term securities	–	25,583	–	25,583
Total	$165,319	$203,103	$–	$368,422

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$180	$ –	$–	$ 180
Unrealized appreciation on open forward currency contracts	–	214	–	214
Unrealized appreciation on interest rate swaps	–	24	–	24
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(132)	–	(132)
Unrealized depreciation on interest rate swaps	–	(19)	–	(19)
Total	$180	$ 87	$–	$ 267

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.
Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$–	$ 3,603,650	$ –	$ 3,603,650
U.S. Treasury bonds & notes	–	2,852,297	–	2,852,297
Mortgage-backed obligations	–	2,234,095	–	2,234,095
Bonds & notes of governments & government agencies outside the U.S.	–	612,742	–	612,742
Asset-backed obligations	–	197,268	–	197,268
Municipals	–	189,941	–	189,941
Federal agency bonds & notes	–	11,395	–	11,395
Common stocks	–	396	26	422
Rights & warrants	–	–	67	67
Short-term securities	–	1,243,633	–	1,243,633
Total	$–	$10,945,417	$93	$10,945,510

150        American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$22,298	$ –	$–	$ 22,298
Unrealized appreciation on open forward currency contracts	–	5,141	–	5,141
Unrealized appreciation on interest rate swaps	–	2,565	–	2,565
Liabilities:
Unrealized depreciation on futures contracts	(2,690)	–	–	(2,690)
Unrealized depreciation on open forward currency contracts	–	(14,412)	–	(14,412)
Unrealized depreciation on interest rate swaps	–	(2,338)	–	(2,338)
Total	$19,608	$ (9,044)	$–	$ 10,564

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.
Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Japanese yen	$ –	$ 248,037	$ –	$ 248,037
Euros	–	235,404	–	235,404
Mexican pesos	–	74,438	–	74,438
Polish zloty	–	73,313	–	73,313
Danish kroner	–	65,733	–	65,733
Indian rupees	–	45,800	–	45,800
British pounds	–	43,376	–	43,376
Brazilian reais	–	33,036	–	33,036
Thai baht	–	27,229	–	27,229
Israeli shekels	–	18,320	–	18,320
Chilean pesos	–	15,174	–	15,174
Malaysian ringgits	–	15,129	–	15,129
Romanian leu	–	14,495	–	14,495
Canadian dollars	–	10,039	–	10,039
U.S. dollars	–	914,227	487	914,714
Other	–	90,558	–	90,558
Convertible bonds	–	100	–	100
Convertible stocks	–	–	1,033	1,033
Common stocks	113	913	9	1,035
Rights & warrants	–	–	41	41
Short-term securities	–	196,588	–	196,588
Total	$113	$2,121,909	$1,570	$2,123,592

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,231	$ –	$–	$ 5,231
Unrealized appreciation on open forward currency contracts	–	12,488	–	12,488
Unrealized appreciation on interest rate swaps	–	335	–	335
Liabilities:
Unrealized depreciation on futures contracts	(960)	–	–	(960)
Unrealized depreciation on open forward currency contracts	–	(5,570)	–	(5,570)
Unrealized depreciation on interest rate swaps	–	(284)	–	(284)
Total	$4,271	$ 6,969	$–	$11,240

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series        151

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$ –	$1,129,425	$ 8,992	$1,138,417
Other	–	3,083	–	3,083
Convertible bonds	–	5,438	–	5,438
Convertible stocks	629	–	5,892	6,521
Common stocks	1,642	8,344	2,397	12,383
Rights & warrants	–	–	256	256
Short-term securities	–	16,793	–	16,793

Total	$2,271	$1,163,083	$17,537	$1,182,891

	Other investments[1]
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on interest rate swaps	$–	$ 156	$–	$ 156
Unrealized appreciation on credit default swaps	–	1,544	–	1,544
Liabilities:
Unrealized depreciation on interest rate swaps	–	(380)	–	(380)

Total	$–	$1,320	$–	$1,320

1Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2018 (dollars in thousands):

	Beginning	Transfers				Net				Transfers		Ending
	value at	into				realized		Unrealized		out of		value at
	1/1/2018	Level 3	[2]	Purchases	Sales	gain	[3]	appreciation	[3]	Level 3	[2]	12/31/2018

Investment securities	$23,741	$–		$17,504	$(34,559)	$6,060		$9,202		$(4,411)		$17,537

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2018												$ 1,603

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

152        American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2018	Valuation techniques	Unobservable inputs	Range	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$ 8,992	Yield analysis	Yield to maturity risk premium	0-400 bps	299 bps	Decrease
Convertible securities	5,892	Market comparables	EBITDA multiple	8.9x	8.9x	Increase
		Recent market information	Market comparables	25%	25%	Decrease
Common stocks	2,397	Enterprise value	Revenue multiple	1.3x	1.3x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
Rights & warrants	256	Black-Scholes	Implied volatility	30%	30%	Increase
		Recent market information	Quoted price	N/A	N/A	N/A
	$17,537

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$209,270	$ –	$209,270
U.S. Treasury bonds & notes	–	32,012	–	32,012
Federal agency bonds & notes	–	18,483	–	18,483
Asset-backed obligations	–	17,340	–	17,340
Corporate bonds & notes	–	–	80	80
Short-term securities	–	66,563	–	66,563

Total	$–	$343,668	$80	$343,748

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$1,899	$ –	$–	$ 1,899
Unrealized appreciation on interest rate swaps	–	3,261	–	3,261
Liabilities:
Unrealized depreciation on interest rate swaps	–	(2,067)	–	(2,067)

Total	$1,899	$ 1,194	$–	$ 3,093

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2018, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$1,369,410	$–	$1,369,410
Mortgage-backed obligations	–	821,393	–	821,393
Federal agency bonds & notes	–	601,074	–	601,074
Short-term securities	–	318,827	–	318,827

Total	$–	$3,110,704	$–	$3,110,704

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$31,021	$ –	$–	$ 31,021
Unrealized appreciation on interest rate swaps	–	34,976	–	34,976
Liabilities:
Unrealized depreciation on futures contracts	(3,571)	–	–	(3,571)
Unrealized depreciation on interest rate swaps	–	(15,622)	–	(15,622)

Total	$27,450	$ 19,354	$–	$ 46,804

  *Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency – The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds – The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

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Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions – A fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending – One of the funds has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a

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portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

As of December 31, 2018, the total value of securities on loan was $67,607,000, and the total value of collateral received was $72,379,000. Collateral received included cash of $60,486,000 and non-cash U.S. Government securities of $11,893,000. Investment securities purchased from cash collateral of $54,436,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Options contracts – The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is

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traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps – Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event

160        American Funds Insurance Series

occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options purchased	Futures contracts		Forward currency contracts		Interest rate swaps	Credit default swaps
Global Growth Fund	Not applicable	Not applicable		$ 6,220	*	Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	Not applicable		93,340	*	Not applicable	Not applicable
International Fund	Not applicable	Not applicable		35,647		Not applicable	Not applicable
NewWorld Fund	Not applicable	Not applicable		15,738		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable		7,640		Not applicable	Not applicable
Capital Income Builder	Not applicable	$ 188,467		Not applicable		Not applicable	Not applicable
Asset Allocation Fund	Not applicable	375,571		Not applicable		$2,197,665	Not applicable
Global Balanced Fund	Not applicable	6,967		24,260		86,959	Not applicable
Bond Fund	Not applicable	2,619,856		581,133		3,448,366	$48,409	*
Global Bond Fund	Not applicable	197,591		772,080		823,223	Not applicable
High-Income Bond Fund	Not applicable	9,800	*	Not applicable		46,142	84,946
Mortgage Fund	Not applicable	153,475		Not applicable		366,044	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,838,731		Not applicable		8,956,391	Not applicable
Managed Risk Growth Fund	Not applicable	57,567		Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	174,691		Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	47,916		Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$777,368	138,587		Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	399,717		Not applicable		Not applicable	Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series        161

The following tables present the financial statement impacts resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

Global Growth Fund

		Net realized loss		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(21)	Net unrealized depreciation on forward currency contracts	$(15)

Global Small Capitalization Fund

		Net realized gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$94	Net unrealized appreciation on forward currency contracts	$1,103

International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$–	Unrealized depreciation on open forward currency contracts	$525

		Net realized gain		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$1,317	Net unrealized depreciation on forward currency contracts	$(170)

NewWorld Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$356	Unrealized depreciation on open forward currency contracts	$53

		Net realized gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$649	Net unrealized appreciation on forward currency contracts	$626

162        American Funds Insurance Series

Global Growth and Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$351	Unrealized depreciation on open forward currency contracts	$–

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(72)	Net unrealized appreciation on forward currency contracts	$351

Capital Income Builder

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$2,467	Unrealized depreciation[1]	$2,038

		Net realized gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$242	Net unrealized appreciation on futures contracts	$429

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$6,035	Unrealized depreciation[1]	$ 874

Swaps	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	3,557

			$6,035		$4,431

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 677	Net unrealized appreciation on futures contracts	$5,914

Swaps	Interest	Net realized loss on swap contracts	(2,209)	Net unrealized appreciation on swap contracts	2,691

			$(1,532)		$8,605

See end of tables for footnotes.

American Funds Insurance Series        163

Global Balanced Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$180	Unrealized depreciation[1]	$ –

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	214	Unrealized depreciation on open forward currency contracts	132

Swaps	Interest	Unrealized appreciation[1]	24	Unrealized depreciation[1]	19
			$418		$151

		Net realized gain (loss)		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 23	Net unrealized appreciation on futures contracts	$180

Forward currency	Currency	Net realized loss on forward currency contracts	(541)	Net unrealized appreciation on forward currency contracts	207

Swaps	Interest	Net realized loss on swap contracts	(5)	Net unrealized appreciation on swap contracts	5
			$(523)		$392

Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$22,298	Unrealized depreciation[1]	$2,690

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,141	Unrealized depreciation on open forward currency contracts	14,412

Swaps	Interest	Unrealized appreciation[1]	2,565	Unrealized depreciation[1]	2,338

			$30,004		$19,440

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(38,790)	Net unrealized appreciation on futures contracts	$23,764

Forward currency	Currency	Net realized gain on forward currency contracts	14,487	Net unrealized depreciation on forward currency contracts	(16,813)

Swaps	Interest	Net realized gain on swap contracts	16,325	Net unrealized depreciation on swap contracts	(7,485)
Swaps	Credit	Net realized gain on swap contracts	42	Net unrealized appreciation on swap contracts	184

			$(7,936)		$(350)

164        American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$5,231	Unrealized depreciation[1]	$960

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	12,488	Unrealized depreciation on open forward currency contracts	5,570

Swaps	Interest	Unrealized appreciation[1]	335	Unrealized depreciation[1]	284

			$18,054		$6,814

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(3,980)	Net unrealized appreciation on futures contracts	$4,630

Forward currency	Currency	Net realized loss on forward currency contracts	(6,955)	Net unrealized appreciation on forward currency contracts	6,258

Swaps	Interest	Net realized loss on swap contracts	(44)	Net unrealized appreciation on swap contracts	1,530

			$(10,979)		$12,418

High-Income Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Swaps	Interest	Unrealized appreciation[1]	$ 156	Unrealized depreciation[1]	$380

Swaps	Credit	Unrealized appreciation[1]	1,544	Unrealized depreciation[1]	–
			$1,700		$380

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$2	Net unrealized appreciation on futures contracts	$ –

Swaps	Interest	Net realized gain on swap contracts	743	Net unrealized depreciation on swap contracts	(646)

Swaps	Credit	Net realized loss on swap contracts	(1,133)	Net unrealized appreciation on swap contracts	1,963

			$(388)		$1,317

Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,899	Unrealized depreciation[1]	$ –

Swaps	Interest	Unrealized appreciation[1]	3,261	Unrealized depreciation[1]	2,067
			$5,160		$2,067

See end of tables for footnotes.

American Funds Insurance Series        165

		Net realized (loss) gain		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(4,529)	Net unrealized appreciation on futures contracts	$2,531

Swaps	Interest	Net realized gain on swap contracts	449	Net unrealized appreciation on swap contracts	1,980
			$(4,080)		$4,511

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$31,021	Unrealized depreciation[1]	$3,571

Swaps	Interest	Unrealized appreciation[1]	34,976	Unrealized depreciation[1]	15,622

			$65,997		$19,193

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(45,333)	Net unrealized appreciation on futures contracts	$34,895

Swaps	Interest	Net realized loss on swap contracts	(1,752)	Net unrealized appreciation on swap contracts	27,782

			$(47,085)		$62,677

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Currency	Unrealized appreciation[1]	$ –	Unrealized depreciation[1]	$45

Futures	Equity	Unrealized appreciation[1]	4,022	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	1,914	Unrealized depreciation[1]	–
			$5,936		$45

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$ 118	Net unrealized depreciation on futures contracts	$ (45)

Futures	Equity	Net realized loss on futures contracts	(4,716)	Net unrealized appreciation on futures contracts	4,022

Futures	Interest	Net realized loss on futures contracts	(690)	Net unrealized appreciation on futures contracts	1,952
			$(5,288)		$5,929

166        American Funds Insurance Series

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Currency	Unrealized appreciation[1]	$ –	Unrealized depreciation[1]	$278

Futures	Equity	Unrealized appreciation[1]	882	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	615	Unrealized depreciation[1]	–
			$1,497		$278

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$ 356	Net unrealized depreciation on futures contracts	$(278)

Futures	Equity	Net realized loss on futures contracts	(600)	Net unrealized appreciation on futures contracts	$882

Futures	Interest	Net realized loss on futures contracts	(57)	Net unrealized appreciation on futures contracts	634

			$(301)		$1,238

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Currency	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$30

Futures	Equity	Unrealized appreciation[1]	3,946	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	1,865	Unrealized depreciation[1]	–

			$5,811		$30

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$115	Net unrealized depreciation on futures contracts	$(30)

Futures	Equity	Net realized loss on futures contracts	(6,778)	Net unrealized appreciation on futures contracts	$3,946

Futures	Interest	Net realized loss on futures contracts	(1,035)	Net unrealized appreciation on futures contracts	1,914

			$(7,698)		$5,830

See end of tables for footnotes.

American Funds Insurance Series        167

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[2]	$ 8,674	Investment securities from unaffiliated issuers[2]	$ –

Futures	Currency	Unrealized appreciation[1]	–	Unrealized depreciation[1]	497

Futures	Equity	Unrealized appreciation[1]	3,986	Unrealized depreciation[1]	101

Futures	Interest	Unrealized appreciation[1]	6,919	Unrealized depreciation[1]	$ –
			$19,579		$598

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized gain on options contracts[3]	$ –	Net unrealized appreciation on options contracts[4]	$1,011

Futures	Currency	Net realized gain on futures contracts	$ 28	Net unrealized depreciation on futures contracts	(497)

Futures	Equity	Net realized loss on futures contracts	(2,611)	Net unrealized appreciation on futures contracts	$3,885

Futures	Interest	Net realized loss on futures contracts	(481)	Net unrealized appreciation on futures contracts	6,947

			$(3,064)		$11,346

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Currency	Unrealized appreciation[1]	$–	Unrealized depreciation[1]	$182

Futures	Equity	Unrealized appreciation[1]	17,157	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	8,348	Unrealized depreciation[1]	–

			$25,505		$182

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Currency	Net realized gain on futures contracts	$420	Net unrealized depreciation on futures contracts	$(182)

Futures	Equity	Net realized loss on futures contracts	(43,889)	Net unrealized appreciation on futures contracts	$8,940

Futures	Interest	Net realized loss on futures contracts	(5,864)	Net unrealized appreciation on futures contracts	17,157

			$(49,333)		$25,915

1Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

2Includes options purchased as reported in the fund’s investment portfolio.

3Options purchased are included in net realized gain (loss) on unaffiliated investments.

4Options purchased are included in net unrealized (depreciation) appreciation on unaffiliated investments.

168        American Funds Insurance Series

Collateral – Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

International Fund

Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Liabilities:
Goldman Sachs	$525	$–	$–	$(330)	$195

New World Fund

Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Citibank	$ 37	$(28)	$ –	$ –	$ 9
Goldman Sachs	82	–	–	(82)	–
HSBC Bank	85	(23)	–	–	62
JPMorgan Chase	128	(2)	(126)	–	–
Morgan Stanley	24	–	–	–	24

Total	$356	$(53)	$(126)	$(82)	$95

Liabilities:
Citibank	$ 28	$(28)	$ –	$ –	$ –
HSBC Bank	23	(23)	–	–	–
JPMorgan Chase	2	(2)	–	–	–

Total	$ 53	$(53)	$ –	$ –	$ –

See end of tables for footnote.

American Funds Insurance Series        169

Global Growth and Income Fund

Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Citibank	$351	$–	$–	$(280)	$71

Global Balanced Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Citibank	$ 42	$ (42)	$–	$–	$ –
Goldman Sachs	44	(9)	–	–	35
HSBC Bank	26	(18)	–	–	8
JPMorgan Chase	84	(32)	–	–	52
UBS AG	18	–	–	–	18

Total	$214	$(101)	$–	$–	$113

Liabilities:
Bank of America, N.A.	$ 2	$ –	$–	$–	$ 2
Bank of New York Mellon	14	–	–	–	14
Citibank	46	(42)	–	–	4
Goldman Sachs	9	(9)	–	–	–
HSBC Bank	18	(18)	–	–	–
JPMorgan Chase	32	(32)	–	–	–
Morgan Stanley	11	–	–	–	11

Total	$132	$(101)	$–	$–	$ 31

Bond Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$ 781	$ (412)	$ (369)	$ –	$ –
Citibank	443	(443)	–	–	–
Goldman Sachs	3,183	(770)	–	(1,460)	953
HSBC Bank	107	(107)	–	–	–
JPMorgan Chase	380	(33)	–	–	347
Morgan Stanley	247	(247)	–	–	–

Total	$ 5,141	$(2,012)	$ (369)	$(1,460)	$ 1,300

Liabilities:
Bank of America, N.A.	$ 412	$ (412)	$ –	$ –	$ –
Citibank	3,658	(443)	(2,831)	–	384
Goldman Sachs	770	(770)	–	–	–
HSBC Bank	3,431	(107)	(1,748)	–	1,576
JPMorgan Chase	33	(33)	–	–	–
Morgan Stanley	6,108	(247)	(4,788)	–	1,073

Total	$14,412	$(2,012)	$(9,367)	$ –	$3,033

170        American Funds Insurance Series

Global Bond Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$ 307	$ (50)	$ (257)	$ –	$ –
Citibank	3,149	(1,670)	–	(1,479)	–
Goldman Sachs	1,928	(304)	–	(1,370)	254
HSBC Bank	822	(822)	–	–	–
JPMorgan Chase	5,495	(1,593)	(3,646)	–	256
Morgan Stanley	585	(585)	–	–	–
UBS AG	202	–	–	–	202

Total	$12,488	$(5,024)	$(3,903)	$(2,849)	$712

Liabilities:
Bank of America, N.A.	$ 50	$ (50)	$ –	$ –	$ –
Bank of New York Mellon	446	–	(319)	–	127
Citibank	1,670	(1,670)	–	–	–
Goldman Sachs	304	(304)	–	–	–
HSBC Bank	842	(822)	(20)	–	–
JPMorgan Chase	1,593	(1,593)	–	–	–
Morgan Stanley	665	(585)	–	–	80

Total	$ 5,570	$(5,024)	$ (339)	$ –	$207

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains, amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series        171

Additional tax basis disclosures for each fund as of December 31, 2018, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$8,660	$49,672	$198,816	$15,101	$6,466	$36,690
Undistributed long-term capital gains	343,497	226,394	2,617,605	244,466	127,685	688,634
Gross unrealized appreciation on investments	1,604,496	696,725	7,325,355	1,447,585	450,625	1,466,280
Gross unrealized depreciation on investments	(343,672)	(384,458)	(869,582)	(1,024,206)	(275,197)	(755,225)
Net unrealized (depreciation) appreciation on investments	1,260,824	312,267	6,455,773	423,379	175,428	711,055
Cost of investments	4,226,092	3,337,191	16,951,703	8,572,537	2,824,343	7,306,978
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	–	–	(1)	–	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$6,636	$252,809	$21,126	$1,595	$110,523	$541
Undistributed long-term capital gains	100,790	3,204,751	–	–	1,278,077	353
Capital loss carryforward*	–	–	–	(13,776)	–	–
Capital loss carryforward utilized	–	–	4,708	–	–	–
Gross unrealized appreciation on investments	301,662	6,581,607	116,642	32,592	4,196,275	44,069
Gross unrealized depreciation on investments	(116,841)	(2,100,241)	(148,050)	(55,480)	(1,720,590)	(20,622)
Net unrealized (depreciation) appreciation on investments	184,821	4,481,366	(31,408)	(22,888)	2,475,685	23,447
Cost of investments	1,627,461	25,359,635	1,364,854	703,065	20,793,720	345,242
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(1)	–	–	–	–

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$56,980	$15,875	$15,462	$1,266	$999	$11,344
Capital loss carryforward*	(159,206)	(3,784)	(160,099)	(6,175)	–	(52,033)
Gross unrealized appreciation on investments	101,569	34,171	–	4,698	6	51,575
Gross unrealized depreciation on investments	(219,353)	(80,326)	(114,581)	(4,505)	(14)	(47,613)
Net unrealized (depreciation) appreciation on investments	(117,784)	(46,155)	(114,581)	193	(8)	3,962
Cost of investments	11,073,859	2,180,987	1,301,010	346,647	306,754	3,153,546
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(1)	–	–	–	–

172        American Funds Insurance Series

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$ 2,543	$ 2,983	$ 5,577	$ 6,359	$ 62,616
Undistributed long-term capital gains	26,579	4,809	17,833	16,511	115,113
Gross unrealized appreciation on investments	10	297	–	884	49
Gross unrealized depreciation on investments	(12,447)	(14,600)	(26,939)	(27,155)	(61,453)
Net unrealized (depreciation) appreciation on investments	(12,437)	(14,303)	(26,939)	(26,271)	(61,404)
Cost of investments	354,269	163,484	362,023	1,897,770	2,593,652

*Capital loss carryforwards will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$28,611	$134,884	$163,495	$16,830	$55,298	$ 72,128
Class 1A*	47	273	320	15	16	31
Class 2	41,238	251,323	292,561	24,835	114,893	139,728
Class 4	2,414	16,024	18,438	1,062	3,889	4,951

Total	$72,310	$402,504	$474,814	$42,742	$174,096	$216,838

Global Small Capitalization Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$21,329	$55,968	$77,297	$10,151	$–	$10,151
Class 1A*	4	12	16	1	–	1
Class 2	26,294	86,037	112,331	10,597	–	10,597
Class 4	1,456	5,035	6,491	270	–	270

Total	$49,083	$147,052	$196,135	$21,019	$–	$21,019

Growth Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$88,940	$792,865	$881,805	$75,247	$713,987	$789,234
Class 1A*	76	634	710	15	63	78
Class 2	117,331	1,515,757	1,633,088	110,909	1,409,266	1,520,175
Class 3	1,723	20,248	21,971	1,601	18,484	20,085
Class 4	6,414	104,527	110,941	4,893	53,128	58,021

Total	$214,484	$2,434,031	$2,648,515	$192,665	$2,194,928	$2,387,593

See end of tables for footnotes.

American Funds Insurance Series        173

International Fund

	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$174,418	$165,915	$340,333	$ 70,384	$49,783	$120,167
Class 1A*	156	140	296	17	3	20
Class 2	136,977	146,986	283,963	53,513	46,642	100,155
Class 3	887	970	1,857	396	331	727
Class 4	9,465	10,556	20,021	3,025	1,066	4,091

Total	$321,903	$324,567	$646,470	$127,335	$97,825	$225,160

New World Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$21,450	$54,023	$ 75,473	$21,960	$–	$21,960
Class 1A*	24	50	74	6	–	6
Class 2	8,194	26,593	34,787	9,149	–	9,149
Class 4	3,419	12,659	16,078	3,016	–	3,016

Total	$33,087	$93,325	$126,412	$34,131	$–	$34,131

Blue Chip Income and Growth Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$232,769	$299,947	$532,716	$140,306	$170,748	$311,054
Class 1A*	120	135	255	12	5	17
Class 2	134,358	186,318	320,676	82,680	113,013	195,693
Class 4	13,348	16,620	29,968	4,917	5,605	10,522

Total	$380,595	$503,020	$883,615	$227,915	$289,371	$517,286

Global Growth and Income Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,289	$31,541	$ 47,830	$10,516	$ 7,109	$17,625
Class 1A*	28	53	81	2	–	2
Class 2	40,436	90,173	130,609	30,799	26,178	56,977
Class 4	2,682	5,789	8,471	1,478	405	1,883

Total	$59,435	$127,556	$186,991	$42,795	$33,692	$76,487

174        American Funds Insurance Series

Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$341,172	$1,049,641	$1,390,813	$250,221	$ 884,958	$1,135,179
Class 1A*	124	344	468	24	16	40
Class 2	241,470	886,942	1,128,412	195,450	853,292	1,048,742
Class 3	2,907	10,337	13,244	2,421	10,140	12,561
Class 4	15,471	58,501	73,972	9,973	36,513	46,486

Total	$601,144	$2,005,765	$2,606,909	$458,089	$1,784,919	$2,243,008

International Growth and Income Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$28,476	$–	$28,476	$25,860	$–	$25,860
Class 1A*	44	–	44	14	–	14
Class 2	5,865	–	5,865	5,714	–	5,714
Class 4	1,597	–	1,597	1,184	–	1,184

Total	$35,982	$–	$35,982	$32,772	$–	$32,772

Capital Income Builder
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 9,421	$ 617	$10,038	$ 6,303	$–	$ 6,303
Class 1A*	66	3	69	8	–	8
Class 2	90	6	96	23	–	23
Class 4	9,550	762	10,312	7,676	–	7,676

Total	$19,127	$1,388	$20,515	$14,010	$–	$14,010

Asset Allocation Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$386,982	$ 666,856	$1,053,838	$287,347	$ 666,425	$ 953,772
Class 1A*	147	263	410	50	70	120
Class 2	103,332	210,133	313,465	84,847	241,077	325,924
Class 3	686	1,413	2,099	601	1,646	2,247
Class 4	69,096	148,867	217,963	47,458	145,207	192,665

Total	$560,243	$1,027,532	$1,587,775	$420,303	$1,054,425	$1,474,728

See end of tables for footnotes.

American Funds Insurance Series        175

Global Balanced Fund

	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid

Class 1	$1,808	$1,346	$3,154	$1,298		$2,309		$ 3,607
Class 1A*	30	25	55	3		5		8
Class 2	2,555	2,290	4,845	2,516		5,414		7,930
Class 4	804	842	1,646	582		1,195		1,777

Total	$5,197	$4,503	$9,700	$4,399		$8,923		$13,322

Bond Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid

Class 1	$156,337	$ 8,915	$165,252	$211,473		$25,594		$237,067
Class 1A*	76	4	80	19		1		20
Class 2	88,266	5,217	93,483	119,175		15,280		134,455
Class 4	8,153	453	8,606	5,958		441		6,399

Total	$252,832	$14,589	$267,421	$336,625		$41,316		$377,941

Global Bond Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid

Class 1	$25,210	$3,256	$28,466	$14,181		$103		$14,284
Class 1A*	9	1	10	–	†	–	†	–	†
Class 2	23,308	3,412	26,720	11,033		99		11,132
Class 4	816	118	934	196		1		197

Total	$49,343	$6,787	$56,130	$25,410		$203		$25,613

High-Income Bond Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid

Class 1	$34,114	$–	$34,114	$43,976		$–		$43,976
Class 1A*	40	–	40	12		–		12
Class 2	43,382	–	43,382	51,640		–		51,640
Class 3	664	–	664	805		–		805
Class 4	1,733	–	1,733	1,981		–		1,981

Total	$79,933	$–	$79,933	$98,414		$–		$98,414

Mortgage Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid

Class 1	$4,938	$–	$4,938	$5,106		$1,186		$6,292
Class 1A*	15	–	15	2		–	†	2
Class 2	1,128	–	1,128	1,025		262		1,287
Class 4	424	–	424	165		39		204

Total	$6,505	$–	$6,505	$6,298		$1,487		$7,785

176        American Funds Insurance Series

Ultra-Short Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 561	$–	$ 561	$184	$–	$184
Class 1A*	–	–	–	–	–	–
Class 2	2,762	–	2,762	697	–	697
Class 3	41	–	41	15	–	15
Class 4	153	–	153	10	–	10

Total	$3,517	$–	$3,517	$906	$–	$906

U.S. Government/AAA-Rated Securities Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$29,881	$–	$29,881	$23,690	$–	$23,690
Class 1A*	29	–	29	1	–	1
Class 2	24,431	–	24,431	19,498	–	19,498
Class 3	165	–	165	141	–	141
Class 4	1,313	–	1,313	663	–	663

Total	$55,819	$–	$55,819	$43,993	$–	$43,993

Managed Risk Growth Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 14	$ 135	$ 149	$ 7	$ 22	$ 29
Class P2	1,397	20,395	21,792	727	4,120	4,847

Total	$1,411	$20,530	$21,941	$734	$4,142	$4,876

Managed Risk International Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 8	$ 1	$ 9	$ 1	$ 1	$ 2
Class P2	2,681	738	3,419	899	1,402	2,301

Total	$2,689	$739	$3,428	$900	$1,403	$2,303

Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 15	$ 7	$ 22	$ 4	$ 3	$ 7
Class P2	11,391	12,112	23,503	5,157	5,565	10,722

Total	$11,406	$12,119	$23,525	$5,161	$5,568	$10,729

See end of tables for footnotes.

American Funds Insurance Series        177

Managed Risk Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 42	$ 122	$ 164	$ 19	$ 73	$ 92
Class P2	2,374	9,814	12,188	1,848	7,653	9,501

Total	$2,416	$9,936	$12,352	$1,867	$7,726	$9,593

Managed Risk Asset Allocation Fund
	Year ended December 31, 2018			Year ended December 31, 2017

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$31,787	$ 66,960	$ 98,747	$11,453	$13,811	$25,264
Class P2	36,816	107,405	144,221	20,269	24,931	45,200

Total	$68,603	$174,365	$242,968	$31,722	$38,742	$70,464

*Class 1A shares began investment operations on January 6, 2017.

†Amount less than one thousand.

178        American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – On December 4, 2017, the series board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on daily net assets in excess of $4 billion for NewWorld Fund, decreasing the annual rate to 0.350% on daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on daily net assets in excess of $13 billion for Bond Fund. During the year ended December 31, 2018, CRMC voluntarily reduced the investment advisory services fees to a proposed rate of 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund and a proposed rate of 0.450% and 0.410% on daily net assets in excess of $600 million and $1 billion, respectively, for Capital Income Builder. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $2,789,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2018, before waiver	2018, after waiver

Global Growth Fund	.690%	.460%	$ .6	$ 5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.492	.492
NewWorld Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.593	.593
Growth-Income Fund	.500	.219	.6	34.0	.258	.258
International Growth and Income Fund	.690	.530	.5	1.0	.606	.606
Capital Income Builder	.500		all		.500	.496
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.531	.531
High-Income Bond Fund	.500	.420	.6	2.0	.472	.472
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.339	.339
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series        179

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investors. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the series and CRMC provides each fund, other than the managed risk funds, the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently all share classes pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above). For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$211
Class 1A	$ –	$ 10	–	*
Class 2	9,707	Not applicable	388
Class 4	623	623	25

Total class-specific expenses	$10,330	$633	$624

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$164
Class 1A	$ –	$ 1	–	*
Class 2	6,093	Not applicable	244
Class 4	366	366	15

Total class-specific expenses	$6,459	$367	$423

180        American Funds Insurance Series

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 864
Class 1A	$ –	$ 17	1
Class 2	39,441	Not applicable	1,578
Class 3	386	Not applicable	21
Class 4	2,733	2,733	109

Total class-specific expenses	$42,560	$2,750	$2,573

NewWorld Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$196
Class 1A	$ –	$ 4	–	*
Class 2	2,430	Not applicable	97
Class 4	1,159	1,160	46

Total class-specific expenses	$3,589	$1,164	$339

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 51
Class 1A	$ –	$ 2	–	*
Class 2	3,617	Not applicable	145
Class 4	231	231	9

Total class-specific expenses	$3,848	$233	$205

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$112
Class 1A	$ –	$ 5	–	*
Class 2	662	Not applicable	27
Class 4	178	178	7

Total class-specific expenses	$840	$183	$146

See end of tables for footnotes.
International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$510
Class 1A	$ –	$ 10	–	*
Class 2	10,932	Not applicable	437
Class 3	52	Not applicable	3
Class 4	780	780	31

Total class-specific expenses	$11,764	$790	$981

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$544
Class 1A	$ –	$ 6	–	*
Class 2	8,330	Not applicable	333
Class 4	788	788	32

Total class-specific expenses	$9,118	$794	$909

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,657
Class 1A	$ –	$ 13	1
Class 2	34,335	Not applicable	1,373
Class 3	292	Not applicable	16
Class 4	2,287	2,287	92

Total class-specific expenses	$36,914	$2,300	$3,139

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$29
Class 1A	$ –	$ 6	–	*
Class 2	7	Not applicable	1
Class 4	878	878	35

Total class-specific expenses	$885	$884	$65

American Funds Insurance Series        181

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,688
Class 1A	$ –	$ 15	1
Class 2	13,103	Not applicable	524
Class 3	63	Not applicable	3
Class 4	9,339	9,339	374

Total class-specific expenses	$22,505	$9,354	$2,590

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 628
Class 1A	$ –	$ 6	–	*
Class 2	9,391	Not applicable	376
Class 4	829	829	33

Total class-specific expenses	$10,220	$835	$1,037

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 59
Class 1A	$ –	$ 1	–	*
Class 2	1,847	Not applicable	74
Class 3	21	Not applicable	1
Class 4	85	85	3

Total class-specific expenses	$1,953	$86	$137

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 4
Class 1A	$ –	$ –	–	*
Class 2	599	Not applicable	24
Class 3	7	Not applicable	–	*
Class 4	37	37	2

Total class-specific expenses	$643	$37	$30

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$11
Class 1A	$ –	$ 3	–	*
Class 2	516	Not applicable	21
Class 4	164	164	6

Total class-specific expenses	$680	$167	$38

Global Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$112
Class 1A	$ –	$ 1	–	*
Class 2	2,805	Not applicable	112
Class 4	96	96	4

Total class-specific expenses	$2,901	$97	$228

Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$25
Class 1A	$ –	$ 1	–	*
Class 2	151	Not applicable	6
Class 4	40	41	1

Total class-specific expenses	$191	$42	$32

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$151
Class 1A	$ –	$ 2	–	*
Class 2	3,520	Not applicable	141
Class 3	17	Not applicable	1
Class 4	169	169	7

Total class-specific expenses	$3,706	$171	$300

182        American Funds Insurance Series

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 6
Class P2	$803	803

Total class-specific expenses	$803	$809

Managed Risk Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ –	*
Class P2	$883	883

Total class-specific expenses	$883	$883

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 4,153
Class P2	$6,862	6,862

Total class-specific expenses	$6,862	$11,015

*Amount less than one thousand.

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ –	*
Class P2	$389	389

Total class-specific expenses	$389	$389

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$167
Class P2	$564	564

Total class-specific expenses	$564	$731

American Funds Insurance Series        183

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 36	$1		$ 37
Global Small Capitalization Fund	24	1		25
Growth Fund	145	5		150
International Fund	56	2		58
NewWorld Fund	19	1		20
Blue Chip Income and Growth Fund	51	2		53
Global Growth and Income Fund	12	–	*	12
Growth-Income Fund	176	6		182
International Growth and Income Fund	8	–	*	8
Capital Income Builder	3	–	*	3
Asset Allocation Fund	146	4		150
Global Balanced Fund	2	–	*	2
Bond Fund	59	2		61
Global Bond Fund	13	–	*	13
High-Income Bond Fund	8	–	*	8
Mortgage Fund	2	–	*	2
Ultra-Short Bond Fund	2	–	*	2
U.S. Government/AAA-Rated Securities Fund	17	1		18
Managed Risk Growth Fund	2	–	*	2
Managed Risk International Fund	1	–	*	1
Managed Risk Blue Chip Income and Growth Fund	2	–	*	2
Managed Risk Growth-Income Fund	1	–	*	1
Managed Risk Asset Allocation Fund	25	1		26

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Other expenses – The amounts of $(18,000), $(9,000) and $(1,637,000) for other expenses for Managed Risk International Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, respectively, are due to over accruals of prior year expenses.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

184        American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2018 (dollars in thousands):

Fund	Purchases	Sales
Global Growth Fund	$34,488	$66,699
Global Small Capitalization Fund	27,363	116,375
Growth Fund	477,334	479,509
International Fund	147,908	108,039
NewWorld Fund	33,742	113,253
Blue Chip Income and Growth Fund	110,841	190,265
Global Growth and Income Fund	19,946	54,312
Growth-Income Fund	391,036	317,478
International Growth and Income Fund	32,881	5,821
Capital Income Builder	8,337	2,999
Asset Allocation Fund	168,410	394,146
Global Balanced Fund	3,988	1,162
Bond Fund	45,398	583,734
Global Bond Fund	4,043	9,876
High-Income Bond Fund	22,019	22,312
Mortgage Fund	–	–
Ultra-Short Bond Fund	–	–
U.S. Government/AAA-Rated Securities Fund	–	–
Managed Risk Growth Fund	–	–
Managed Risk International Fund	–	–
Managed Risk Blue Chip Income and Growth Fund	–	–
Managed Risk Growth-Income Fund	–	–
Managed Risk Asset Allocation Fund	–	–

8. Committed line of credit

Global Small Capitalization Fund, NewWorld Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2018.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802

Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

Year ended December 31, 2017
Class 1	$202,598	7,210	$72,128	2,554	$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049

Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

See end of tables for footnotes.

American Funds Insurance Series        185

Global Small Capitalization Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$138,128	5,551	$ 76,990	2,920		$(160,148)	(6,253)	$ 54,970	2,218
Class 1A	318	12	16	1		(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349		(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249		(17,067)	(693)	45,949	1,838

Total net increase (decrease)	$242,064	9,860	$195,828	7,519		$(486,971)	(19,348)	$ (49,079)	(1,969)

Year ended December 31, 2017
Class 1	$128,448	5,651	$ 10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	–	[3]	–[3]	– [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880

Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Growth Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2018
Class 1	$1,574,676	19,928	$ 879,237	11,221		$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9		(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970		(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279		(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441		(135,865)	(1,758)	249,968	3,217

Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920		$(3,727,328)	(46,898)	$1,071,109	14,365

Year ended December 31, 2017
Class 1	$ 505,734	6,906	$ 786,807	11,094		$(1,258,545)	(16,930)	$ 33,996	1,070
Class 1A2	2,708	36	78	1		(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621		(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282		(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832		(56,254)	(776)	409,078	5,565

Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830		$(3,541,822)	(48,137)	$ (34,343)	969

186        American Funds Insurance Series

International Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 987,191	47,885	$339,738	16,682		$ (479,241)	(23,102)	$ 847,688	41,465
Class 1A	4,302	204	296	14		(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909		(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91		(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990		(45,627)	(2,234)	71,379	3,457

Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686		$ (970,991)	(46,668)	$1,245,386	60,783

Year ended December 31, 2017
Class 1	$ 760,186	38,348	$119,937	5,881		$ (613,463)	(30,471)	$ 266,660	13,758
Class 1A2	1,638	80	20	1		(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954		(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36		(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200		(14,987)	(752)	198,322	9,537

Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072		$(1,238,102)	(62,270)	$ 133,019	6,273

New World Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$169,684	6,947	$ 75,282	3,139		$(240,756)	(10,008)	$ 4,210	78
Class 1A	2,616	108	73	3		(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456		(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674		(31,201)	(1,315)	125,090	5,281

Total net increase (decrease)	$383,048	15,931	$126,221	5,272		$(416,696)	(17,281)	$ 92,573	3,922

Year ended December 31, 2017
Class 1	$280,518	12,105	$ 21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	–	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789

Total net increase (decrease)	$552,064	24,251	$ 34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

See end of tables for footnotes.

American Funds Insurance Series        187

Blue Chip Income and Growth Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$189,059	13,527	$528,528	38,135		$ (524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19		(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381		(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200		(33,879)	(2,399)	186,876	13,442

Total net increase (decrease)	$417,418	29,899	$879,426	63,735		$(1,030,860)	(71,662)	$265,984	21,972

Year ended December 31, 2017
Class 1	$458,480	32,688	$309,238	21,989		$ (834,928)	(58,499)	$ (67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883

Total net increase (decrease)	$623,141	44,491	$515,470	36,841		$(1,317,165)	(93,008)	$(178,554)	(11,676)

Global Growth and Income Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$105,981	7,092	$ 45,562	3,107		$ (46,619)	(3,060)	$ 104,924	7,139
Class 1A	951	60	81	6		(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898		(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586		(16,633)	(1,102)	34,297	2,311

Total net increase (decrease)	$176,812	11,821	$184,722	12,597		$(271,314)	(17,836)	$ 90,220	6,582

Year ended December 31, 2017
Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	–	[3]	(3)	– [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881

Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

Growth-Income Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$2,594,038	53,950	$1,388,000	27,742		$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10		(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770		(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264		(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507		(97,541)	(1,958)	169,857	3,430

Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293		$(3,352,085)	(65,887)	$2,175,138	46,958

Year ended December 31, 2017
Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444

Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

188        American Funds Insurance Series

International Growth and Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$102,396	5,829	$28,476	1,796	$ (62,238)	(3,472)	$ 68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$ 77,119	4,633

Year ended December 31, 2017
Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	– [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Capital Income Builder
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 96,466	9,624	$10,037	1,010	$ (12,240)	(1,241)	$ 94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$ (38,817)	(3,892)	$149,988	14,957

Year ended December 31, 2017
Class 1	$ 84,130	8,355	$ 6,303	622	$ (9,923)	(984)	$ 80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$ (29,632)	(2,954)	$137,152	13,634

See end of tables for footnotes.

American Funds Insurance Series        189

Asset Allocation Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$ (150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$ (13,827)	(5,061)

Year ended December 31, 2017
Class 1	$1,929,702	84,102	$ 953,771	41,982	$ (641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Global Balanced Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$24,581	1,901	$ 3,154	265	$ (847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$ 9,700	818	$(37,688)	(2,982)	$46,266	3,643

Year ended December 31, 2017
Class 1	$22,241	1,783	$ 3,607	285	$ (6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	– [3]	– [3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$ (28,469)	(2,354)	$63,483	5,068

Bond Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Year ended December 31, 2017
Class 1	$ 967,669	88,718	$235,240	21,678	$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21	2	(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455	12,545	(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398	597	(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114	34,822	$(1,920,275)	(175,293)	$(223,341)	(19,008)

190        American Funds Insurance Series

Global Bond Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$126,990	10,666	$28,466		2,515		$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10		1		(241)	(21)	344	29
Class 2	41,190	3,507	26,720		2,377		(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934		84		(17,922)	(1,548)	11,067	930

Total net increase (decrease)	$196,810	16,616	$56,130		4,977		$(550,068)	(46,596)	$(297,128)	(25,003)

Year ended December 31, 2017
Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$ 90,787	7,777
Class 1A2	74	6	–	[3]	–	[3]	– [3]	– [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539

Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$ 85,999	7,384

High-Income Bond Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 15,126	1,484	$34,114		3,526		$(136,193)	(13,306)	$ (86,953)	(8,296)
Class 1A	621	61	40		5		(365)	(36)	296	30
Class 2	12,354	1,231	43,383		4,563		(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664		68		(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733		168		(53,384)	(4,942)	(202)	(27)

Total net increase (decrease)	$ 81,387	7,702	$79,934		8,330		$(305,441)	(29,859)	$(144,120)	(13,827)

Year ended December 31, 2017
Class 1	$ 43,584	4,162	$43,816		4,273		$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12		1		(7)	(1)	405	39
Class 2	15,931	1,540	51,640		5,121		(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805		78		(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981		182		(72,820)	(6,577)	14,157	1,262

Total net increase (decrease)	$145,308	13,436	$98,254		9,655		$(589,986)	(55,390)	$(346,424)	(32,299)

See end of tables for footnotes.

American Funds Insurance Series        191

Mortgage Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 17,819	1,730	$4,658		457		$ (74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15		2		(111)	(11)	636	62
Class 2	4,682	456	1,128		111		(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424		41		(2,626)	(257)	12,113	1,187

Total net increase (decrease)	$ 37,548	3,660	$6,225		611		$ (87,334)	(8,476)	$(43,561)	(4,205)

Year ended December 31, 2017
Class 1	$ 52,151	4,904	$5,982		566		$ (59,926)	(5,621)	$ (1,793)	(151)
Class 1A2	109	10	2		–	[3]	(6)	– [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366

Total net increase (decrease)	$ 67,914	6,394	$7,475		708		$ (72,819)	(6,838)	$ 2,570	264

Ultra-Short Bond Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 25,371	2,233	$ 561		50		$ (26,198)	(2,310)	$ (266)	(27)
Class 1A	–	–	–	[3]	–	[3]	–	–	– [3]	–[3]
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246

Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$ 1,047	89

Year ended December 31, 2017
Class 1	$ 14,832	1,312	$ 184		16		$ (15,478)	(1,371)	$ (462)	(43)
Class 1A2	10	1	–	[3]	–	[3]	–	–	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214

Total net increase (decrease)	$ 95,202	8,596	$ 906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

192        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 1	$ 67,360	5,655	$29,446	2,499		$(191,451)	(16,111)	$ (94,645)	(7,957)
Class 1A	1,389	118	28	2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113		(17,387)	(1,474)	29,317	2,496

Total net increase (decrease)	$158,166	13,363	$55,383	4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Year ended December 31, 2017
Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$ 88,140	7,204
Class 1A2	1,016	83	2	–	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378

Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$ 58,286	4,744

Managed Risk Growth Fund
	Sales[1]		Reinvestment of distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P1	$ 1,861	140	$ 150	11		$ (596)	(45)	$ 1,415	106
Class P2	79,190	6,025	21,792	1,658		(21,197)	(1,594)	79,785	6,089

Total net increase (decrease)	$ 81,051	6,165	$21,942	1,669		$(21,793)	(1,639)	$81,200	6,195

Year ended December 31, 2017
Class P1	$ 836	70	$ 29	2		$ (230)	(19)	$ 635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971

Total net increase (decrease)	$ 47,584	3,963	$ 4,876	410		$(16,240)	(1,349)	$36,220	3,024

Managed Risk International Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P1	$ 321	30	$ 9	1		$ (44)	(4)	$ 286	27
Class P2	33,085	3,040	3,419	323		(13,533)	(1,240)	22,971	2,123

Total net increase (decrease)	$ 33,406	3,070	$ 3,428	324		$(13,577)	(1,244)	$23,257	2,150

Year ended December 31, 2017
Class P1	$ 130	14	$ 2	—	[3]	$ (166)	(17)	$ (34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265

Total net increase (decrease)	$ 30,592	3,016	$ 2,303	230		$(10,046)	(984)	$22,849	2,262

See end of tables for footnotes.

American Funds Insurance Series        193

Managed Risk Blue Chip Income and Growth Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P1	$ 358	29	$ 22	2	$ (43)	(4)	$ 337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Year ended December 31, 2017
Class P1	$ 59	5	$ 7	1	$ (136)	(11)	$ (70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954	$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Managed Risk Growth-Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P1	$1,696,532	144,131	$ 164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$ 12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

Year ended December 31, 2017
Class P1	$ 1,093	92	$ 92	8	$ (154)	(13)	$ 1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$ 29,090	2,474	$ 9,593	843	$(15,249)	(1,291)	$ 23,434	2,026

Managed Risk Asset Allocation Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P1	$158,125	11,883	$ 98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

Year ended December 31, 2017
Class P1	$264,545	20,631	$ 25,264	1,986	$ (25,397)	(1,973)	$ 264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$ 70,464	5,545	$ (179,396)	(13,930)	$ 408,750	32,182

1Includes exchanges between share classes of the fund.

2Class 1A shares began investment operations on January 6, 2017.

3Amount less than one thousand.

194        American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2018 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,467,874	$1,662,024	$8,417,701	$3,211,601	$1,739,953	$4,319,816
Sales of investment securities*	1,724,252	2,030,293	9,996,481	2,598,799	2,109,957	4,791,714
Non-U.S. taxes (refunded) paid on interest income	–	–	–	–	43	–
Non-U.S. taxes (refunded) paid on realized gains	–	12	–	(45)	112	–
Non-U.S. taxes provided on unrealized gains	746	931	–	3,872	684	–
Dividend income from affiliated issuers	–	437	–	–	–	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$ 956,577	$11,487,304	$556,700	$605,766	$18,403,385	$204,201
Sales of investment securities*	1,040,568	12,435,378	512,739	476,357	19,811,470	172,949
Non-U.S. taxes (refunded) paid on interest income	–	–	(8)	–	–	17
Non-U.S. taxes (refunded) paid on realized gains	3	–	6	–	–	23
Non-U.S. taxes provided on unrealized gains	–	–	271	–	126	27
Dividend income from affiliated issuers	–	3,182	–	–	562	–
Interest income from affiliated issuers	–	–	–	–	2,196	–

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$44,757,939	$2,355,671	$880,471	$2,407,428	$–	$11,220,878
Sales of investment securities*	45,098,034	2,481,042	976,663	2,426,692	–	11,103,888
Non-U.S. taxes (refunded) paid on interest income	7	396	(2)	–	–	–
Non-U.S. taxes (refunded) paid on realized gains	(196)	578	–	–	–	–
Non-U.S. taxes provided on unrealized gains	–	368	–	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$109,572	$39,805	$64,381	$1,669,137	$ 504,021
Sales of investment securities*	21,960	11,908	38,201	47,528	1,854,151
Dividend income from affiliated issuers	3,340	3,202	7,264	4,163	80,687

*Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At December 31, 2018, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 36% and 11% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 22% and 11% of the outstanding shares of Global Balanced Fund and Asset Allocation Fund, respectively.

American Funds Insurance Series        195

Financial highlights

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2018	$30.51	$.29		$(2.65)	$(2.36)	$(.28)	$(2.13)	$(2.41)	$25.74	(8.81)%	$1,942		.55%		.98%
12/31/2017	24.05	.26		7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25		(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/2015	27.48	.25		1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/2014	30.11	.31	[2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08	[2]
Class 1A:
12/31/2018	30.46	.23		(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11		6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39	[6]
Class 2:
12/31/2018	30.24	.22		(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19		7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18		(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/2015	27.30	.18		1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/2014	29.92	.24	[2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85	[2]
Class 4:
12/31/2018	30.13	.14		(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10		7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12		(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09		1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/2014	30.07	.07	[2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26	[2]

Global Small Capitalization Fund

Class 1:
12/31/2018	$25.38	$.11		$(2.51)	$(2.40)	$(.09)	$(1.14)	$(1.23)	$21.75	(10.31)%	$1,453		.73%		.42%
12/31/2017	20.24	.12		5.17	5.29	(.15)	–	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12		.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/2015	26.09	.04		.36	.40	–	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/2014	25.69	.09		.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
Class 1A:
12/31/2018	25.36	.05		(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	–	[7]	.98		.21
12/31/2017[3,4]	20.70	.08		4.71	4.79	(.13)	–	(.13)	25.36	23.19 [5]	–	[7]	.96	[6]	.35	[6]
Class 2:
12/31/2018	24.72	.04		(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06		5.04	5.10	(.10)	–	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07		.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/2015	25.64	(.03)		.37	.34	–	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/2014	25.25	.03		.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
Class 4:
12/31/2018	24.91	(.02)		(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	–	[8]	5.09	5.09	(.09)	–	(.09)	24.91	25.62	125		1.23		–	[9]
12/31/2016	24.11	.01		.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)		.37	.27	–	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/2014	25.57	(.05)		.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)

196        American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2018	$77.85	$.64		$ .25	$ .89	$ (.54)	$ (8.24)	$ (8.78)	$69.96	(.01)%	$8,474	.34%		.81%
12/31/2017	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/2014	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[2]
Class 1A:
12/31/2018	77.74	.47		.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/2018	77.35	.44		.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/2014	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[2]
Class 3:
12/31/2018	78.32	.50		.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/2014	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[2]
Class 4:
12/31/2018	76.56	.24		.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/2014	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[2]

See end of tables for footnotes.

American Funds Insurance Series        197

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2018	$21.71	$.34		$ (2.97)	$ (2.63)	$(.40)	$(1.02)	$(1.42)	$17.66	(12.94)%	$4,811	.53%		1.62%
12/31/2017	16.82	.26		5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/2014	21.22	.30		(.81)	(.51)	(.36)	–	(.36)	20.35	(2.41)	3,282	.54		1.43
Class 1A:
12/31/2018	21.67	.27		(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2018	21.63	.29		(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/2014	21.15	.25		(.81)	(.56)	(.30)	–	(.30)	20.29	(2.65)	4,374	.79		1.19
Class 3:
12/31/2018	21.75	.31		(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/2014	21.24	.27		(.82)	(.55)	(.31)	–	(.31)	20.38	(2.56)	38	.72		1.28
Class 4:
12/31/2018	21.42	.23		(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/2014	21.16	.07		(.68)	(.61)	(.32)	–	(.32)	20.23	(2.88)	18	1.04		.31

NewWorld Fund

Class 1:
12/31/2018	$25.30	$.27		$(3.65)	$(3.38)	$ (.27)	$(.67)	$(.94)	$20.98	(13.83)%	$1,702	.77%		1.11%
12/31/2017	19.72	.26		5.59	5.85	(.27)	–	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24		.81	1.05	(.20)	–	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
12/31/2014	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433	.78		1.23	[2]
Class 1A:
12/31/2018	25.25	.21		(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13		5.24	5.37	(.26)	–	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2018	25.07	.20		(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20		5.55	5.75	(.22)	–	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19		.79	.98	(.15)	–	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
12/31/2014	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03		1.01	[2]
Class 4:
12/31/2018	24.99	.14		(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14		5.52	5.66	(.18)	–	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14		.80	.94	(.12)	–	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39
12/31/2014	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28		.40	[2]

198        American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Blu Chip Income and Growth Fund

Class 1:
12/31/2018	$14.96	$.31		$(1.44)	$(1.13)	$(.31)	$(1.14)	$(1.45)	$12.38	(8.45)%	$4,810		.41%		2.13%
12/31/2017	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/2015	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/2014	13.12	.46	[2]	1.59	2.05	(.48)	–	(.48)	14.69	15.69	3,542		.42		3.31	[2]
Class 1A:
12/31/2018	14.94	.26		(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2018	14.80	.27		(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/2015	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/2014	13.02	.44	[2]	1.55	1.99	(.44)	–	(.44)	14.57	15.36	3,722		.67		3.14	[2]
Class 4:
12/31/2018	14.77	.23		(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/2015	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/2014	13.12	.34	[2]	1.63	1.97	(.46)	–	(.46)	14.63	15.13	9		.92		2.33	[2]

Global Growth and Income Fund

Class 1:
12/31/2018	$15.81	$.29		$(1.62)	$(1.33)	$(.28)	$(1.18)	$(1.46)	$13.02	(9.36)%	$492		.63%		1.94%
12/31/2017	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28		.66	.94	(.27)	–	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36		(.50)	(.14)	(.29)	–	(.29)	12.35	(1.14)	293		.64		2.79
12/31/2014	12.53	.43	[2]	.31	.74	(.49)	–	(.49)	12.78	6.00	200		.63		3.34	[2]
Class 1A:
12/31/2018	15.81	.26		(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	–	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2018	15.78	.26		(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25		.65	.90	(.23)	–	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22		(.39)	(.17)	(.25)	–	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/2014	12.51	.41	[2]	.29	.70	(.46)	–	(.46)	12.75	5.64	1,685		.88		3.22	[2]
Class 4:
12/31/2018	15.60	.21		(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21		.65	.86	(.23)	–	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17		(.37)	(.20)	(.25)	–	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/2014	12.50	.30	[2]	.37	.67	(.46)	–	(.46)	12.71	5.41	1		1.13		2.30	[2]

See end of tables for footnotes.

American Funds Insurance Series        199

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2018	$50.22	$.84		$(1.25)	$(.41)	$(.84)	$(3.58)	$(4.42)	$45.39	(1.55)%	$16,783	.28%		1.65%
12/31/2017	44.41	.81		8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
12/31/2014	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812	.29		1.56
Class 1A:
12/31/2018	50.15	.72		(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67		7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2018	49.71	.71		(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68		8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
12/31/2014	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337	.54		1.31
Class 3:
12/31/2018	50.29	.75		(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72		8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
12/31/2014	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185	.47		1.38
Class 4:
12/31/2018	49.31	.58		(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56		8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25
12/31/2014	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30	.79		1.11

International Growth and Income Fund

Class 1:
12/31/2018	$17.72	$.45		$(2.39)	$(1.94)	$(.43)	$ –	$(.43)	$15.35	(11.00)%	$1,034	.65%		2.62%
12/31/2017	14.48	.46		3.20	3.66	(.42)	–	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
12/31/2014	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740	.68		3.32	[2]
Class 1A:
12/31/2018	17.70	.41		(2.39)	(1.98)	(.39)	–	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34		3.08	3.42	(.41)	–	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2018	17.66	.41		(2.38)	(1.97)	(.39)	–	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43		3.17	3.60	(.37)	–	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
12/31/2014	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248	.93		3.21	[2]
Class 4:
12/31/2018	17.58	.36		(2.36)	(2.00)	(.36)	–	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37		3.18	3.55	(.35)	–	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02
12/31/2014	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18		1.52	[2]

200        American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
12/31/2018	$10.40	$.31	$(1.00)	$(.69)	$(.32)	$(.02)	$(.34)	$9.37	(6.77)%	$317		.54%		3.08%
12/31/2017	9.46	.32	.93	1.25	(.31)	–	(.31)	10.40	13.29	254		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	–	(.33)	9.46	4.17	156		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	–	(.29)	9.40	(1.23)	80		.56		2.88
12/31/2014[3,10]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[6]	2.87	[6]
Class 1A:
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	–	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	–	(.28)	10.40	13.04	1		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	–	(.32)	9.46	4.08	–	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	–	(.29)	9.40	(1.23)[11]	–	[7]	.46	[11]	3.12	[11]
12/31/2014[3,10]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	–	[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	–	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	–	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	–	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/2014[3,10]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[6]	2.08	[6]

Asset Allocation Fund

Class 1:
12/31/2018	$23.71	$.48	$(1.43)	$(.95)	$(.44)	$(1.03)	$(1.47)	$21.29	(4.35)%	$14,627		.28%		2.04%
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556		.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/2014	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
Class 1A:
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7		.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668		.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/2014	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
Class 3:
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29		.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/2014	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
Class 4:
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594		.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/2014	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55

See end of tables for footnotes.

American Funds Insurance Series        201

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2018	$12.75	$.23		$(.96)	$(.73)	$(.20)	$(.15)	$(.35)	$11.67	(5.81)%	$ 110		.72%		1.82%
12/31/2017	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19		.32	.51	(.17)	–	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/2014	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
Class 1A:
12/31/2018	12.74	.18		(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	–	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2018	12.72	.20		(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16		.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/2014	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
Class 4:
12/31/2018	12.63	.17		(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12		.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/2014	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	–	[7]	.67	[11]	2.07	[2,11]

Bond Fund

Class 1:
12/31/2018	$10.82	$.29		$(.35)	$(.06)	$(.28)	$(.01)	$(.29)	$10.47	(.45)%	$5,962		.38%		2.70%
12/31/2017	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/2014	10.73	.23		.37	.60	(.25)	– [8]	(.25)	11.08	5.59	4,977		.39		2.03
Class 1A:
12/31/2018	10.80	.26		(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2018	10.69	.26		(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2014	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
Class 1A:
12/31/2016	10.58	.182		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/2014	10.61	.20		.36	.56	(.22)	– [8]	(.22)	10.95	5.28	4,565		.64		1.79
Class 4:
12/31/2018	10.68	.23		(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16		(.16)	–	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/2014	10.69	.16		.39	.55	(.23)	– [8]	(.23)	11.01	5.15	29		.89		1.43

202        American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
12/31/2018	$11.88	$.30	$ (.44)	$ (.14)	$(.28)	$(.04)	$(.32)	$11.42	(1.14)%	$1,015		.57%		2.56%
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/2014	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35

Class 1A:
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	–	[7]	.72	[6]	2.27	[6]

Class 2:
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/2014	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11

Class 4:
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	– [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/2014	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66

High-Income Bond Fund

Class 1:
12/31/2018	$10.19	$.64	$(.84)	$(.20)	$(.65)	$ –	$(.65)	$9.34	(2.15)%	$501		.50%		6.32%
12/31/2017	10.18	.63	.10	.73	(.72)	–	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	–	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	–	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/2014	11.13	.67	(.59)	.08	(.67)	–	(.67)	10.54	.80	1,017		.48		5.90

Class 1A:
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	–	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	–	(.72)	10.18	6.02 [5]	–	[7]	.72	[6]	5.74	[6]

Class 2:
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	–	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	–	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	–	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	–	(.60)	9.06	(7.30)	765		.73		5.85
12/31/2014	10.99	.63	(.57)	.06	(.64)	–	(.64)	10.41	.63	929		.73		5.67

Class 3:
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	–	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	–	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	–	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	–	(.60)	9.22	(7.13)	12		.66		5.91
12/31/2014	11.16	.65	(.59)	.06	(.65)	–	(.65)	10.57	.59	16		.66		5.74

Class 4:
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	–	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	–	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	–	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	–	(.51)	9.73	(7.42)	1		.98		5.51
12/31/2014	11.12	.63	(.59)	.04	(.11)	–	(.11)	11.05	.35	–	[7]	.98		5.49

See end of tables for footnotes.

American Funds Insurance Series        203

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
12/31/2018	$10.47	$.20	$(.14)		$.06	$(.23)	$ –	$(.23)	$10.30	.58%	$209		.48%		1.97%
12/31/2017	10.56	.16	–	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/2014	10.23	.12	.45		.57	(.10)	–	(.10)	10.70	5.54	292		.45		1.12

Class 1A:
12/31/2018	10.46	.18	(.14)		.04	(.22)	–	(.22)	10.28	.36	1		.73		1.77
12/31/2017[3,4]	10.55	.14	–	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	–	[7]	.70	[6]	1.38 [6]

Class 2:
12/31/2018	10.45	.18	(.15)		.03	(.20)	–	(.20)	10.28	.32	57		.73		1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/2014	10.22	.10	.44		.54	(.08)	–	(.08)	10.68	5.23	52		.70		.91

Class 4:
12/31/2018	10.38	.15	(.15)		– [8]	(.19)	–	(.19)	10.19	.07	24		.98		1.49
12/31/2017	10.48	.11	–	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/2014	10.23	.05	.46		.51	(.09)	–	(.09)	10.65	4.98	1		.94		.47

Ultra-Short Bond Fund

Class 1:
12/31/2018	$11.29	$.18	$ –[8]		$.18	$(.16)	$–	$(.16)	$11.31	1.58%	$37		.35%		1.60%
12/31/2017	11.27	.08	(.01)		.07	(.05)	–	(.05)	11.29	.66	37		.35		.68
12/31/2016[12]	11.26	.01	–	[8]	.01	–	–	–	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	–	–	–	11.26	(.18)	39		.34		(.24)
12/31/2014	11.31	(.03)	–		(.03)	–	–	–	11.28	(.27)	49		.34		(.26)

Class 1A:
12/31/2018	11.29	.18	–	[8]	.18	(.16)	–	(.16)	11.31	1.58 [11]	–	[7]	.35	[11]	1.60 [11]
12/31/2017[3,4]	11.27	.08	–	[8]	.08	(.06)	–	(.06)	11.29	.67 [5,11]	–	[7]	.34	[6,11]	.69 [6,11]

Class 2:
12/31/2018	11.01	.15	–	[8]	.15	(.13)	–	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	–	[8]	.05	(.03)	–	(.03)	11.01	.46	249		.60		.42
12/31/2016[12]	11.01	(.02)	–	[8]	(.02)	–	–	–	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	–	[8]	(.05)	–	–	–	11.01	(.45)	302		.59		(.49)
12/31/2014	11.12	(.06)	–		(.06)	–	–	–	11.06	(.54)	331		.59		(.51)

Class 3:
12/31/2018	11.12	.16	(.01)		.15	(.13)	–	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	–	[8]	.06	(.04)	–	(.04)	11.12	.54	4		.53		.50
12/31/2016[12]	11.11	(.01)	–	[8]	(.01)	–	–	–	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	–	[8]	(.05)	–	–	–	11.11	(.45)	6		.52		(.42)
12/31/2014	11.21	(.05)	–		(.05)	–	–	–	11.16	(.45)	8		.52		(.44)

Class 4:
12/31/2018	11.13	.12	.01		.13	(.11)	–	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	–	[8]	.02	(.01)	–	(.01)	11.13	.16	15		.85		.19
12/31/2016[12]	11.17	(.04)	(.01)		(.05)	–	–	–	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	–	[8]	(.08)	–	–	–	11.17	(.71)	16		.85		(.74)
12/31/2014	11.30	(.09)	.04		(.05)	–	–	–	11.25	(.44)	7		.84		(.77)

204        American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2018	$12.08	$.24	$(.13)	$.11	$(.25)	$ –	$(.25)	$11.94	.91%		$1,445		.36%		2.02%
12/31/2017	12.05	.21	.01	.22	(.19)	–	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
12/31/2014	11.94	.15	.48	.63	(.17)	–	(.17)	12.40	5.24		1,723		.35		1.24

Class 1A:
12/31/2018	12.08	.22	(.14)	.08	(.23)	–	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	–	(.18)	12.08	1.73	[5]	–	[7]	.58	[6]	1.53	[6]

Class 2:
12/31/2018	11.96	.21	(.14)	.07	(.21)	–	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	–	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
12/31/2014	11.83	.12	.47	.59	(.13)	–	(.13)	12.29	5.01		1,717		.60		1.00

Class 3:
12/31/2018	12.11	.22	(.14)	.08	(.22)	–	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	–	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
12/31/2014	11.96	.13	.48	.61	(.14)	–	(.14)	12.43	5.11		13		.53		1.08

Class 4:
12/31/2018	11.98	.18	(.12)	.06	(.20)	–	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	–	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56
12/31/2014	11.93	.06	.51	.57	(.16)	–	(.16)	12.34	4.76		21		.85		.50

See end of tables for footnotes.

American Funds Insurance Series        205

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/2018	$13.22	$.11	$(.04)	$ .07	$(.10)	$ (.89)	$ (.99)	$12.30	(.04)%[11]	$ 3		.42%[11]		.37%[11]		.71%[11]		.82%[11]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [11]	2		.42	[11]	.36	[11]	.70	[11]	.69	[11]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [11]	1		.50	[11]	.34	[11]	.68	[11]	.79	[11]
12/31/2015	11.37	.09	.03	.12	–	–	–	11.49	1.06 [11]	–	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/2014	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18 [11]	–	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]

Class P2:
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04	.04	.08	–	–	–	11.43	.71	146		.89		.66		1.00		.31
12/31/2014	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79		.87		.69		1.02		1.01

Managed Risk International Fund

Class P1:
12/31/2018	$11.25	$.32	$(1.44)	$(1.12)	$(.26)	$(.05)	$(.31)	$9.82	(10.11)%[11]	$ –	[7]	.33%[11]		.28%[11]		.77%[11]		3.02%[11]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [11]	–	[7]	.28	[11]	.20	[11]	.69	[11]	1.13	[11]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	–	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/2015	10.10	.18	(.80)	(.62)	– [8]	–	– [8]	9.48	(6.12)[11]	–	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/2014	10.82	.14	(.71)	(.57)	(.15)	–	(.15)	10.10	(5.31)[11]	–	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]

Class P2:
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	– [8]	–	– [8]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/2014	10.82	.16	(.77)	(.61)	(.12)	–	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2018	$13.04	$.40	$(1.27)	$(.87)	$(.45)	$(.44)	$(.89)	$11.28	(6.99)%[11]	$ –	[7]	.33%[11]		.28%[11]		.67%[11]		3.21%[11]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [11]	–	[7]	.30	[11]	.25	[11]	.64	[11]	1.59	[11]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	–	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	–	(.07)	10.80	(7.07)[11]	–	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/2014	11.05	.40	.55	.95	(.30)	–	(.30)	11.70	8.58 [11]	–	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]

Class P2:
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	–	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/2014	11.05	.50	.40	.90	(.28)	–	(.28)	11.67	8.10	98		.88		.69		1.08		4.27

Managed Risk Growth-Income Fund

Class P1:
12/31/2018	$12.66	$(.02)	$(.15)	$(.17)	$(.19)	$(.57)	$(.76)	$11.73	(1.66)%[11]	$1,662		.40%[11]		.35%[11]		.64%[11]		(.20)%[11]
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [11]	2		.44	[11]	.37	[11]	.66	[11]	1.61	[11]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1		.52	[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	–	(.04)	11.25	(3.27)[11]	1		.56	[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/2014	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	–	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]

Class P2:
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	–	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/2014	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38

206        American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[13]	Net effective expense ratio[13,14]	Ratio of net income to average net assets[13]

Managed Risk Asset Allocation Fund

Class P1:
12/31/2018	$13.59	$.22	$(.80)	$(.58)	$(.25)	$(.53)	$(.78)	$12.23	(4.63)%	$ 2	.37%	.32%	.59%	1.67%
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54	.40	.68	2.06
12/31/2014	11.93	.13	.26	.39	(.03)	–	(.03)	12.29	3.24	277	.53	.48	.76	1.04

Class P2:
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79	.66	.94	1.16
12/31/2014	11.93	.16	.19	.35	(.01)	–	(.01)	12.27	2.91	1,780	.79	.73	1.01	1.33

See end of tables for footnotes.

American Funds Insurance Series        207

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[15]	Year ended December 31
	2018	2017	2016	2015	2014
Capital Income Builder	42%	59%	41%	38%	24%
Asset Allocation Fund	34	39	43	28	42
Global Balanced Fund	30	28	43	36	40
Bond Fund	98	153	108	141	121
Global Bond Fund	78	74	70	88	134
Mortgage Fund	60	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	76	120	273	352	88

Portfolio turnover rate for all share classes including mortgage dollar roll transactions, if applicable[15]	Year ended December 31
	2018	2017	2016	2015	2014

Global Growth Fund	25%	31%	27%	29%	22%
Global Small Capitalization Fund	43	33	40	36	28
Growth Fund	35	24	26	20	29
International Fund	29	29	31	37	18
NewWorld Fund	58	56	32	39	36
Blue Chip Income and Growth Fund	49	34	30	26	37
Global Growth and Income Fund	49	41	57	37	28
Growth-Income Fund	39	27	27	25	25
International Growth and Income Fund	38	51	32	35	34
Capital Income Builder Fund	98	88	53	128	35 [5,10]
Asset Allocation Fund	86	85	83	76	88
Global Balanced Fund	51	41	65	76	73
Bond Fund	514	502	375	434	365
Global Bond Fund	125	105	154	159	200
High-Income Bond Fund	67	78	89	66	54
Mortgage Fund	811	680	713	1103	790
U.S. Government/AAA-Rated Securities Fund	446	551	539	901	387
Ultra-Short Bond Fund	– [16]	– [16]	– [12,16]	N/A	N/A
Managed Risk Growth Fund	7	25	15	16	22
Managed Risk International Fund	8	25	26	15	22
Managed Risk Blue Chip Income and Growth Fund	11	32	9	20	22
Managed Risk Growth-Income Fund	14	26	14	11	28
Managed Risk Asset Allocation Fund	12	1	3	3	3

1Based on average shares outstanding.

2For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.

3Based on operations for a period that is less than a full year.

4Class 1A shares began investment operations on January 6, 2017.

5Not annualized.

6Annualized.

7Amount less than $1 million.

8Amount less than $.01.

9Amount less than .01%.

10For the period May 1, 2014, commencement of operations, through December 31, 2014.

11All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

12On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.

13This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.

14This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.

15Refer to Note 5 for further information on mortgage dollar rolls.

16Amount is either less than 1% or there is no turnover.

See notes to financial statements

208        American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series        209

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

210        American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 - actual return	$1,000.00	$ 883.81	$2.66	.56%
Class 1 - assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A - actual return	1,000.00	882.71	3.84	.81
Class 1A - assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 - actual return	1,000.00	882.86	3.84	.81
Class 2 - assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 - actual return	1,000.00	881.92	5.03	1.06
Class 4 - assumed 5% return	1,000.00	1,019.86	5.40	1.06

Global Small Capitalization Fund
Class 1 - actual return	$1,000.00	$ 857.65	$3.46	.74%
Class 1 - assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A - actual return	1,000.00	856.00	4.58	.98
Class 1A - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 - actual return	1,000.00	856.32	4.63	.99
Class 2 - assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 - actual return	1,000.00	854.97	5.80	1.24
Class 4 - assumed 5% return	1,000.00	1,018.95	6.31	1.24

Growth Fund
Class 1 - actual return	$1,000.00	$ 909.41	$1.64	.34%
Class 1 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A - actual return	1,000.00	908.27	2.84	.59
Class 1A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 - actual return	1,000.00	908.31	2.84	.59
Class 2 - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 - actual return	1,000.00	908.54	2.50	.52
Class 3 - assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 - actual return	1,000.00	907.21	4.04	.84
Class 4 - assumed 5% return	1,000.00	1,020.97	4.28	.84

International Fund
Class 1 - actual return	$1,000.00	$ 870.74	$2.50	.53%
Class 1 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A - actual return	1,000.00	870.06	3.68	.78
Class 1A - assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 - actual return	1,000.00	870.02	3.68	.78
Class 2 - assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 - actual return	1,000.00	869.83	3.35	.71
Class 3 - assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 - actual return	1,000.00	868.31	4.85	1.03
Class 4 - assumed 5% return	1,000.00	1,020.01	5.24	1.03

NewWorld Fund
Class 1 - actual return	$1,000.00	$ 896.60	$3.73	.78%
Class 1 - assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 1A - actual return	1,000.00	895.48	4.92	1.03
Class 1A - assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 2 - actual return	1,000.00	895.53	4.92	1.03
Class 2 - assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 - actual return	1,000.00	894.44	6.11	1.28
Class 4 - assumed 5% return	1,000.00	1,018.75	6.51	1.28

See end of tables for footnotes.

American Funds Insurance Series        211

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio

Blue Chip Income and Growth Fund
Class 1 - actual return	$1,000.00	$ 911.16	$1.98	.41%
Class 1 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A - actual return	1,000.00	910.38	3.18	.66
Class 1A - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 - actual return	1,000.00	910.78	3.18	.66
Class 2 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 - actual return	1,000.00	909.57	4.38	.91
Class 4 - assumed 5% return	1,000.00	1,020.62	4.63	.91

Global Growth and Income Fund
Class 1 - actual return	$1,000.00	$ 913.67	$3.09	.64%
Class 1 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 1A - actual return	1,000.00	912.85	4.29	.89
Class 1A - assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 2 - actual return	1,000.00	911.89	4.29	.89
Class 2 - assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 4 - actual return	1,000.00	911.37	5.49	1.14
Class 4 - assumed 5% return	1,000.00	1,019.46	5.80	1.14

Growth-Income Fund
Class 1 - actual return	$1,000.00	$ 923.69	$1.36	.28%
Class 1 - assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A - actual return	1,000.00	922.58	2.57	.53
Class 1A - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 - actual return	1,000.00	922.65	2.57	.53
Class 2 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 - actual return	1,000.00	922.81	2.23	.46
Class 3 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 - actual return	1,000.00	921.20	3.78	.78
Class 4 - assumed 5% return	1,000.00	1,021.27	3.97	.78

International Growth and Income Fund
Class 1 - actual return	$1,000.00	$ 906.95	$3.17	.66%
Class 1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A - actual return	1,000.00	905.76	4.37	.91
Class 1A - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 - actual return	1,000.00	905.61	4.37	.91
Class 2 - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 - actual return	1,000.00	904.62	5.57	1.16
Class 4 - assumed 5% return	1,000.00	1,019.36	5.90	1.16

Capital Income Builder
Class 1 - actual return	$1,000.00	$ 952.39	$2.71	.55%
Class 1 - assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A - actual return	1,000.00	951.11	3.89	.79
Class 1A - assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 - actual return	1,000.00	951.20	3.93	.80
Class 2 - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 - actual return	1,000.00	949.90	5.11	1.04
Class 4 - assumed 5% return	1,000.00	1,019.96	5.30	1.04

212        American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 - actual return	$1,000.00	$ 945.68	$1.37	.28%
Class 1 - assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A - actual return	1,000.00	944.75	2.60	.53
Class 1A - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 - actual return	1,000.00	944.68	2.60	.53
Class 2 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 - actual return	1,000.00	944.92	2.26	.46
Class 3 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 - actual return	1,000.00	943.52	3.82	.78
Class 4 - assumed 5% return	1,000.00	1,021.27	3.97	.78

Global Balanced Fund
Class 1 - actual return	$1,000.00	$ 946.36	$3.58	.73%
Class 1 - assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A - actual return	1,000.00	944.87	4.80	.98
Class 1A - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 - actual return	1,000.00	945.15	4.80	.98
Class 2 - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 - actual return	1,000.00	943.60	6.03	1.23
Class 4 - assumed 5% return	1,000.00	1,019.00	6.26	1.23

Bond Fund
Class 1 - actual return	$1,000.00	$1,013.36	$1.98	.39%
Class 1 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A - actual return	1,000.00	1,012.94	3.20	.63
Class 1A - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 - actual return	1,000.00	1,012.27	3.25	.64
Class 2 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 - actual return	1,000.00	1,010.76	4.51	.89
Class 4 - assumed 5% return	1,000.00	1,020.72	4.53	.89

Global Bond Fund
Class 1 - actual return	$1,000.00	$1,004.05	$2.93	.58%
Class 1 - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A - actual return	1,000.00	1,002.59	4.14	.82
Class 1A - assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 - actual return	1,000.00	1,002.66	4.19	.83
Class 2 - assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 - actual return	1,000.00	1,001.01	5.45	1.08
Class 4 - assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

American Funds Insurance Series        213

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio

High-Income Bond Fund
Class 1 - actual return	$1,000.00	$ 973.84	$2.54	.51%
Class 1 - assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 1A - actual return	1,000.00	972.85	3.73	.75
Class 1A - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 - actual return	1,000.00	973.23	3.78	.76
Class 2 - assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 3 - actual return	1,000.00	973.26	3.43	.69
Class 3 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 - actual return	1,000.00	970.96	5.02	1.01
Class 4 - assumed 5% return	1,000.00	1,020.11	5.14	1.01

Mortgage Fund
Class 1 - actual return	$1,000.00	$1,018.13	$2.54	.50%
Class 1 - assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A - actual return	1,000.00	1,016.98	3.81	.75
Class 1A - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 - actual return	1,000.00	1,015.95	3.81	.75
Class 2 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 - actual return	1,000.00	1,014.64	5.13	1.01
Class 4 - assumed 5% return	1,000.00	1,020.11	5.14	1.01

Ultra-Short Bond Fund
Class 1 - actual return	$1,000.00	$1,009.21	$1.92	.38%
Class 1 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A - actual return	1,000.00	1,009.23	1.87	.37
Class 1A - assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 - actual return	1,000.00	1,008.25	3.14	.62
Class 2 - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 - actual return	1,000.00	1,007.42	2.78	.55
Class 3 - assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 - actual return	1,000.00	1,006.62	4.40	.87
Class 4 - assumed 5% return	1,000.00	1,020.82	4.43	.87

U.S. Government/AAA-Rated Securities Fund
Class 1 - actual return	$1,000.00	$1,020.09	$1.83	.36%
Class 1 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A - actual return	1,000.00	1,019.74	3.11	.61
Class 1A - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 - actual return	1,000.00	1,019.76	3.11	.61
Class 2 - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 - actual return	1,000.00	1,019.28	2.75	.54
Class 3 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 - actual return	1,000.00	1,018.62	4.38	.86
Class 4 - assumed 5% return	1,000.00	1,020.87	4.38	.86

214        American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$948.34	$1.92	.39%	$3.49	.71%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.62	.71
Class P2 – actual return	1,000.00	946.51	3.19	.65	4.76	.97
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.94	.97

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$903.38	$1.54	.32%	$3.69	.77%
Class P1 – assumed 5% return	1,000.00	1,023.59	1.63	.32	3.92	.77
Class P2 – actual return	1,000.00	901.89	3.16	.66	5.42	1.13
Class P2 – assumed 5% return	1,000.00	1,021.88	3.36	.66	5.75	1.13

Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$947.22	$1.52	.31%	$3.29	.67%
Class P1 – assumed 5% return	1,000.00	1,023.64	1.58	.31	3.41	.67
Class P2 – actual return	1,000.00	945.53	3.14	.64	5.00	1.02
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.19	1.02

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$950.38	$1.72	.35%	$3.15	.64%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	3.26	.64
Class P2 – actual return	1,000.00	948.19	3.19	.65	4.57	.93
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.74	.93

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$955.05	$1.38	.28%	$2.91	.59%
Class P1 – assumed 5% return	1,000.00	1,023.79	1.43	.28	3.01	.59
Class P2 – actual return	1,000.00	953.49	2.66	.54	4.14	.84
Class P2 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.28	.84

  [1]The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

  [2]The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.

  [3]The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

  [4]The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series        215

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216         American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner – Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None
Michael C. Gitlin, 1970	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series        217

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Maria Manotok Pathria, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner – Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]

All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[6]	Company affiliated with Capital Research and Management Company.

218        American Funds Insurance Series

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

6,347,216,058

Total shares voting on November 28, 2018

4,343,768,464 (68.4% of shares outstanding)

The proposal: to elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	4,208,852,644	96.9%	134,915,821	3.1%
James G. Ellis	4,216,149,993	97.1	127,618,471	2.9
Nariman Farvardin	4,218,959,298	97.1	124,809,166	2.9
Michael C. Gitlin	4,222,232,502	97.2	121,535,962	2.8
Mary Davis Holt	4,224,279,601	97.2	119,488,863	2.8
R. Clark Hooper	4,216,559,229	97.1	127,209,235	2.9
Merit E. Janow	4,220,194,031	97.2	123,574,433	2.8
Laurel B. Mitchell	4,224,436,631	97.3	119,331,833	2.7
Donald D. O’Neal	4,220,647,956	97.2	123,120,508	2.8
Margaret Spellings	4,219,675,934	97.1	124,092,530	2.9
Alexandra Trower	4,225,223,365	97.3	118,545,099	2.7

American Funds Insurance Series        219

Offices of the series and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

220        American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2018, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

© 2019 Capital Group. All rights reserved.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach – in combination with The Capital SystemSM – has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital System	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]	The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.	American Funds Insurance Series equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 100% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 65% of 10-year periods and 81% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018, as supplemented January 1, 2019.

[2]

Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.

[3]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

   Lit. No. INGEARX-998-0219P

Annual Report

December 31, 2018

NVIT Managed American Funds Asset Allocation Fund

AR-AM-MGAA 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Managed American Funds Asset Allocation Fund

For the annual period ended December 31, 2018, the NVIT Managed American Funds Asset Allocation Fund (Class II) registered -4.82% versus -4.38% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation—50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the American Funds Asset Allocation Fund (“Core Sleeve”), which had an allocation of 65% equity and 35% fixed-income as of December 31, 2018, and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Fund’s equity exposure to 80% (or 10% over the current exposure within the Core Sleeve, whichever is lower) or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the overlay sleeve was a slight contributor to Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in an underlying fund, the Asset Allocation FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

3

Fund Commentary (cont.)	NVIT Managed American Funds Asset Allocation Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2018 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the core investment of the NVIT Managed American Funds Asset Allocation Fund (Fund). The Asset Allocation Fund’s performance return shown below and the Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the Fund and because the latter fund also contains an overlay investment that manages the volatility of the Fund as described above.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 4.35% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38% over the same period, while the Bloomberg Barclays U.S. Aggregate Index, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 0.01%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index*, slipped 2.35%.

U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

Investments in the health care sector — one of the fund’s largest sector holdings — contributed to the fund’s returns. Molina Healthcare, UnitedHealth Group and Express Scripts boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts. On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The fund’s fixed income holdings were also a drag on returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

*Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Asset Allocation Fund Portfolio Managers:

Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

4

Fund Performance	NVIT Managed American Funds Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	3 Yr.	Inception[2]
Class II	(4.82)%	6.69%	3.99%
S&P 500® Index	(4.38)%	9.26%	7.60%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.04%
Blended Index	(2.26)%	6.52%	5.51%
CPI	1.91%	2.03%	1.21%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

Expense Ratio^
Class II	0.97%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the respective share class’ actual results.

5

Fund Performance (cont.)	NVIT Managed American Funds Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Asset Allocation Fund since inception through 12/31/18 versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

6

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	954.30	3.40	0.69
	Hypothetical(c)(d)		1,000.00	1,021.73	3.52	0.69

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Investments

December 31, 2018

NVIT Managed American Funds Asset Allocation Fund

Investment Company 94.1%

	Shares	Value

Balanced Fund 94.1%
American Funds Asset Allocation Fund, Class 1	75,407,335	$1,605,422,153

Total Investment Company (cost $1,670,543,519)		1,605,422,153

Total Investments (cost $1,670,543,519) — 94.1%		1,605,422,153

Other assets in excess of liabilities — 5.9%		101,250,097

NET ASSETS — 100.0%		$1,706,672,250

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Short Contracts
MSCI EAFE E-Mini Index	(488)	3/2019	USD	(41,870,400)	345,250
Russell 2000 E-Mini Index	(450)	3/2019	USD	(30,352,500)	623,086
S&P 500 E-Mini Index	(2,284)	3/2019	USD	(286,093,840)	4,733,066
S&P Midcap 400 E-Mini Index	(17)	3/2019	USD	(2,825,740)	45,486

					5,746,888

At December 31, 2018, the Fund had $19,400,590 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

December 31, 2018

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investment security, at value (cost $1,670,543,519)	$1,605,422,153
Cash	85,885,745
Deposits with broker for futures contracts	19,400,590
Interest receivable	155,758
Receivable for capital shares issued	1,028,805
Prepaid expenses	2,365

Total Assets	1,711,895,416

Liabilities:
Payable for investment purchased	976,555
Payable for capital shares redeemed	852
Payable for variation margin on futures contracts	3,248,949
Accrued expenses and other payables:
Investment advisory fees	217,526
Fund administration fees	51,049
Distribution fees	362,518
Administrative servicing fees	343,345
Accounting and transfer agent fees	243
Trustee fees	916
Custodian fees	3,246
Compliance program costs (Note 3)	1,769
Professional fees	12,439
Printing fees	3,054
Other	705

Total Liabilities	5,223,166

Net Assets	$1,706,672,250

Represented by:
Capital	$1,708,191,078
Total distributable earnings (loss)	(1,518,828)

Net Assets	$1,706,672,250

Net Assets:
Class II Shares	$1,706,672,250

Total	$1,706,672,250

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	164,622,000

Total	164,622,000

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.37

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2018

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$31,681,300
Interest income	1,335,378

Total Income	33,016,678

EXPENSES:
Investment advisory fees	2,454,940
Fund administration fees	398,137
Distribution fees Class II Shares	4,091,547
Administrative servicing fees Class II Shares	4,091,547
Professional fees	86,018
Printing fees	19,382
Trustee fees	49,317
Custodian fees	52,205
Accounting and transfer agent fees	958
Compliance program costs (Note 3)	6,812
Other	26,385

Total Expenses	11,277,248

NET INVESTMENT INCOME	21,739,430

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Underlying Fund	65,730,858
Net realized gains (losses) from:
Transactions in investment security	368,569
Expiration or closing of futures contracts (Note 2)	(4,559,039)

Net realized gains	61,540,388

Net change in unrealized appreciation/depreciation in the value of:
Investment security	(173,760,036)
Futures contracts (Note 2)	2,380,216

Net change in unrealized appreciation/depreciation	(171,379,820)

Net realized/unrealized losses	(109,839,432)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(88,100,002)

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$21,739,430	$15,083,964
Net realized gains	61,540,388	78,698,710
Net change in unrealized appreciation/depreciation	(171,379,820)	104,241,706

Change in net assets resulting from operations	(88,100,002)	198,024,380

Distributions to Shareholders From:
Distributable earnings:
Class II	(103,645,311)	(41,356,879	)(a)

Change in net assets from shareholder distributions	(103,645,311)	(41,356,879)

Change in net assets from capital transactions	395,747,162	356,941,438

Change in net assets	204,001,849	513,608,939

Net Assets:
Beginning of year	1,502,670,401	989,061,462

End of year	$1,706,672,250	$1,502,670,401	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$297,908,224	$321,250,465
Dividends reinvested	103,645,311	41,356,879
Cost of shares redeemed	(5,806,373)	(5,665,906)

Total Class II Shares	395,747,162	356,941,438

Change in net assets from capital transactions	$395,747,162	$356,941,438

SHARE TRANSACTIONS:
Class II Shares
Issued	26,185,213	29,087,825
Reinvested	9,337,360	3,648,780
Redeemed	(502,407)	(507,178)

Total Class II Shares	35,020,166	32,229,427

Total change in shares	35,020,166	32,229,427

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $26,092,099 and net realized gains of $15,264,780.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $765,538.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$11.59	0.15	(0.67)	(0.52)	(0.14)	(0.56)	(0.70)	$10.37	(4.82%	)	$1,706,672,250	0.69%	1.33%		0.69%	0.39%
Year Ended December 31, 2017	$10.16	0.13	1.64	1.77	(0.21)	(0.13)	(0.34)	$11.59	17.55%		$1,502,670,401	0.69%	1.21%		0.69%	1.60%
Year Ended December 31, 2016	$9.36	0.14	0.66	0.80	–	–	–	$10.16	8.55%		$989,061,462	0.69%	1.42%		0.69%	0.70%
Year Ended December 31, 2015	$9.92	0.18	(0.40)	(0.22)	(0.17)	(0.17)	(0.34)	$9.36	(2.25%	)	$595,232,350	0.71%	1.79%		0.71%	1.24%
Period Ended December 31, 2014 (g)	$10.00	0.24	(0.20)	0.04	(0.12)	–	(0.12)	$9.92	0.36%		$191,550,882	0.73%	2.39%	(h)	0.80%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

14

Notes to Financial Statements (Continued)

December 31, 2018

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$5,746,888
Total		$5,746,888
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(4,559,039)
Total	$(4,559,039)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$2,380,216
Total	$2,380,216

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$116,734,216
Average Notional Balance Short	$100,228,445

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the

Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative

15

Notes to Financial Statements (Continued)

December 31, 2018

assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by available to certain investment companies under requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2018 under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $2 billion	0.15%
$2 billion and more	0.14%

Prior to May 1, 2018, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $76,624.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

17

Notes to Financial Statements (Continued)

December 31, 2018

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $398,137 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $6,812.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

18

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $4,091,547.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $370,351,052 and sales of $6,022,900 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

19

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

20

Notes to Financial Statements (Continued)

December 31, 2018

amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,902,684	$69,742,627	$103,645,311	$—	$103,645,311

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,092,099	$15,264,780	$41,356,879	$—	$41,356,879

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,593,273	$58,447,898	$64,041,171	$—	$(65,559,999)	$(1,518,828)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

21

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,676,729,040	$16,596,852	$(82,156,851)	$(65,559,999)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Managed American Funds Asset Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

23

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 53.53%.

The Fund designates $69,742,627, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

24

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

25

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

26

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

28

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

30

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

31

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

33

Annual Report

December 31, 2018

NVIT Managed American Funds

Growth-Income Fund

AR-AM-MGI 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Managed American Funds Growth-Income Fund

For the annual period ended December 31, 2018, the NVIT Managed American Funds Growth-Income Fund (Class II) registered -2.58% versus -4.38% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was -5.00% for the same period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the American Funds Growth-Income Fund (“Core Sleeve”), which had an allocation of 93% equity and 7% fixed-income as of December 31, 2018, and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap® 400 Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Fund’s equity exposure to 100% (or 10% over the current exposure within the Core Sleeve, whichever is lower) or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the overlay sleeve was a slight detractor from Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in an underlying fund, the Growth-Income FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Growth funds may underperform other funds that use different investing styles. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

3

Fund Commentary (cont.)	NVIT Managed American Funds Growth-Income Fund

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2018 annual report commentary from American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the core investment of the NVIT Managed American Funds Growth-Income Fund (Fund). The Growth-Income Fund’s performance return shown below and the Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the Fund and because the latter contains an overlay investment that manages the volatility of that Fund as described above.

Growth-Income Fund lost 1.55% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.

The fund’s portfolio managers welcome new shareholders to the fund and thank you for your trust, and look forward to reporting again in six months.

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Growth-Income Fund Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

4

Fund Performance	NVIT Managed American Funds Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	3 Yr.	Inception[2]
Class II	(2.58)%	9.27%	6.79%
S&P 500® Index	(4.38)%	9.26%	7.60%
CPI	1.91%	2.03%	1.21%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

Net Expense Ratio^
Class II	0.99%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	NVIT Managed American Funds Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Growth-Income Fund since inception through 12/31/18 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	933.10	3.51	0.72
	Hypothetical	(c)(d)	1,000.00	1,021.58	3.67	0.72

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Investments

December 31, 2018

NVIT Managed American Funds Growth-Income Fund

Investment Company 95.1%

	Shares	Value

Equity Fund 95.1%
American Funds Growth-Income Fund, Class 1	7,130,744	$323,664,479

Total Investment Company (cost $337,539,867)		323,664,479

Total Investments (cost $337,539,867) — 95.1%		323,664,479

Other assets in excess of liabilities — 4.9%		16,580,301

NET ASSETS — 100.0%		$340,244,780

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Short Contracts
MSCI EAFE E-Mini Index	(171)	3/2019	USD	(14,671,800)	124,748
Russell 2000 E-Mini Index	(70)	3/2019	USD	(4,721,500)	169,087
S&P 500 E-Mini Index	(712)	3/2019	USD	(89,185,120)	1,485,861
S&P Midcap 400 E-Mini Index	(8)	3/2019	USD	(1,329,760)	33,270

					1,812,966

At December 31, 2018, the Fund had $5,891,160 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

December 31, 2018

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment security, at value (cost $337,539,867)	$323,664,479
Cash	12,028,653
Deposits with broker for futures contracts	5,891,160
Interest receivable	21,570
Receivable for capital shares issued	1,037,096
Prepaid expenses	447

Total Assets	342,643,405

Liabilities:
Payable for investments purchased	984,675
Payable for capital shares redeemed	596
Payable for variation margin on futures contracts	1,139,834
Accrued expenses and other payables:
Investment advisory fees	43,420
Fund administration fees	17,991
Distribution fees	72,362
Administrative servicing fees	75,570
Accounting and transfer agent fees	62
Trustee fees	187
Custodian fees	281
Compliance program costs (Note 3)	354
Professional fees	10,563
Printing fees	3,368
Recoupment fees (Note 3)	45,000
Other	4,362

Total Liabilities	2,398,625

Net Assets	$340,244,780

Represented by:
Capital	$338,162,759
Total distributable earnings (loss)	2,082,021

Net Assets	$340,244,780

Net Assets:
Class II Shares	$340,244,780

Total	$340,244,780

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	33,018,193

Total	33,018,193

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.30

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2018

NVIT Managed American Funds Growth-Income Fund
INVESTMENT INCOME:
Dividend income	$5,637,403
Interest income	183,827

Total Income	5,821,230

EXPENSES:
Investment advisory fees	476,860
Fund administration fees	108,587
Distribution fees Class II Shares	794,763
Administrative servicing fees Class II Shares	794,763
Professional fees	28,775
Printing fees	14,737
Trustee fees	9,635
Custodian fees	9,295
Accounting and transfer agent fees	238
Compliance program costs (Note 3)	1,351
Recoupment fees (Note 3)	45,000
Other	6,463

Total Expenses	2,290,467

NET INVESTMENT INCOME	3,530,763

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Underlying Fund	20,580,849
Net realized gains (losses) from:
Transactions in investment security	(889,802)
Expiration or closing of futures contracts (Note 2)	(2,192,943)

Net realized gains	17,498,104

Net change in unrealized appreciation/depreciation in the value of:
Investment security	(33,851,440)
Futures contracts (Note 2)	1,609,266

Net change in unrealized appreciation/depreciation	(32,242,174)

Net realized/unrealized losses	(14,744,070)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,213,307)

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$3,530,763	$2,364,850
Net realized gains	17,498,104	11,756,308
Net change in unrealized appreciation/depreciation	(32,242,174)	25,112,091

Change in net assets resulting from operations	(11,213,307)	39,233,249

Distributions to Shareholders From:
Distributable earnings:
Class II	(16,831,351)	(2,620,868	)(a)

Change in net assets from shareholder distributions	(16,831,351)	(2,620,868)

Change in net assets from capital transactions	95,990,303	92,298,087

Change in net assets	67,945,645	128,910,468

Net Assets:
Beginning of year	272,299,135	143,388,667

End of year	$340,244,780	$272,299,135	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$100,690,017	$99,927,794
Dividends reinvested	16,831,351	2,620,868
Cost of shares redeemed	(21,531,065)	(10,250,575)

Total Class II Shares	95,990,303	92,298,087

Change in net assets from capital transactions	$95,990,303	$92,298,087

SHARE TRANSACTIONS:
Class II Shares
Issued	8,868,699	9,741,265
Reinvested	1,497,894	238,100
Redeemed	(1,839,946)	(1,018,349)

Total Class II Shares	8,526,647	8,961,016

Total change in shares	8,526,647	8,961,016

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $2,367,178 and net realized gains of $253,690.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $145,110.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$11.12	0.13	(0.38)	(0.25)	(0.11)	(0.46)	–	(0.57)	$10.30	(2.58%	)	$340,244,780	0.72%	1.11%		0.72%	6.21%
Year Ended December 31, 2017	$9.23	0.12	1.88	2.00	(0.10)	(0.01)	–	(0.11)	$11.12	21.70%		$272,299,135	0.72%	1.17%		0.72%	5.92%
Year Ended December 31, 2016	$8.99	0.13	0.78	0.91	(0.13)	(0.54)	–	(0.67)	$9.23	10.04%		$143,388,667	0.72%	1.46%		0.76%	10.43%
Year Ended December 31, 2015	$10.15	0.13	(0.13)	–	(0.10)	(0.95)	(0.11)	(1.16)	$8.99	0.14%		$70,848,729	0.69%	1.24%		0.84%	2.83%
Period Ended December 31, 2014 (h)	$10.00	0.16	0.12	0.28	(0.11)	–	(0.02)	(0.13)	$10.15	2.74%		$26,952,079	0.72%	1.62%	(i)	1.37%	0.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

13

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves

14

Notes to Financial Statements (Continued)

December 31, 2018

the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$1,812,966
Total		$1,812,966
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(2,192,943)
Total	$(2,192,943)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$1,609,266
Total	$1,609,266

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$6,305,658
Average Notional Balance Short	$25,770,498

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

15

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

16

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2018, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.15%
$500 million and more	0.14%

Prior to May 1, 2018, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $14,881.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$35,500	$—	$—	$35,500

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

December 31, 2018

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2018, the Fund reimbursed NFA in the amount of $45,000.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $108,587 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,351.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $794,763.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this

18

Notes to Financial Statements (Continued)

December 31, 2018

arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $118,301,573 and sales of $18,978,357 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

19

Notes to Financial Statements (Continued)

December 31, 2018

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

20

Notes to Financial Statements (Continued)

December 31, 2018

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,280,458	$12,550,893	$16,831,351	$—	$16,831,351

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,367,178	$253,690	$2,620,868	$—	$2,620,868

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,191,219	$18,864,801	$20,056,020	$—	$(17,973,999)	$2,082,021

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$343,451,444	$4,444,725	$(22,418,724)	$(17,973,999)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Growth-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Managed American Funds Growth-Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

22

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $12,550,893, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

23

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

24

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

25

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

26

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

27

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

28

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

29

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

30

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

31

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

32

Annual Report

December 31, 2018

NVIT Investor Destinations Aggressive Fund

AR-ID-AG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Aggressive Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Aggressive Fund (Class II) registered -8.85% versus -8.17% for its benchmark, the Morningstar® Aggressive Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 85%+ Equity (consisting of 58 funds as of December 31, 2018), was -9.16% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

One of the Fund’s 11 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract returned 2.74% and was the only contributor to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying NVIT International Index Fund and the underlying NVIT Mid Cap Index Fund, which registered -13.63% and -11.29%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to small-capitalization U.S. stocks and international stocks, in favor of emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of

3

Fund Commentary (cont.)	NVIT Investor Destinations Aggressive Fund

its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	89.7%
Fixed Income Funds	8.3%
Investment Contract	2.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	32.4%
NVIT International Index Fund, Class Y	27.1%
NVIT Mid Cap Index Fund, Class Y	14.6%
NVIT Emerging Markets Fund, Class Y	7.1%
Nationwide Core Plus Bond Fund, Class R6	4.2%
NVIT Bond Index Fund, Class Y	4.1%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.5%
Nationwide Contract	2.1%
Nationwide Risk-Based International Equity ETF	2.0%
NVIT Small Cap Index Fund, Class Y	1.9%
Nationwide Ziegler Equity Income Fund, Class R6	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	(8.85)%	4.20%	9.76%
Class P	(8.66)%	4.37%	7.88%	[2]
Morningstar® Aggressive Target Risk Index	(8.17)%	5.01%	10.62%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012

Expense Ratios

Expense Ratio^
Class II	0.89%
Class P	0.74%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Morningstar® Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	907.50	2.84	0.59
	Hypothetical	(c)(d)	1,000.00	1,022.23	3.01	0.59
Class P Shares	Actual	(c)	1,000.00	908.70	2.12	0.44
	Hypothetical	(c)(d)	1,000.00	1,022.99	2.24	0.44

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Aggressive Fund

Investment Companies 92.5%

	Shares	Value

Equity Funds 84.2%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	228,106	$2,620,943
NVIT Emerging Markets Fund, Class Y (a)	1,659,416	18,585,463
NVIT International Index Fund, Class Y (a)	8,108,068	70,621,272
NVIT Mid Cap Index Fund, Class Y (a)	1,841,220	38,186,907
NVIT S&P 500 Index Fund, Class Y (a)	5,290,854	84,389,118
NVIT Small Cap Index Fund, Class Y (a)	469,437	4,976,031

Total Equity Funds (cost $204,446,819)		219,379,734

Fixed Income Funds 8.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	1,107,687	10,833,177
NVIT Bond Index Fund, Class Y (a)	1,069,287	10,799,797

Total Fixed Income Funds (cost $22,583,430)		21,632,974

Total Investment Companies (cost $227,030,249)		241,012,708

Exchange Traded Funds 5.5%
Equity Funds 5.5%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	364,888	9,049,223
Nationwide Risk-Based International Equity ETF (a)	230,822	5,252,516

Total Exchange Traded Funds (cost $14,921,888)		14,301,739

Investment Contract 2.1%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$5,596,237	5,596,237

Total Investment Contract (cost $5,596,237)		5,596,237

Total Investments (cost $247,548,374) — 100.1%		260,910,684

Liabilities in excess of other assets — (0.1)%		(168,480)

NET ASSETS — 100.0%		$260,742,204

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $247,548,374)	$260,910,684
Cash	304,400
Receivable for capital shares issued	42,114
Prepaid expenses	475

Total Assets	261,257,673

Liabilities:
Payable for investments purchased	218,602
Payable for capital shares redeemed	127,901
Accrued expenses and other payables:
Investment advisory fees	29,674
Fund administration fees	16,956
Distribution fees	57,085
Administrative servicing fees	38,600
Accounting and transfer agent fees	159
Trustee fees	147
Custodian fees	1,616
Compliance program costs (Note 3)	294
Professional fees	10,726
Printing fees	6,109
Other	7,600

Total Liabilities	515,469

Net Assets	$260,742,204

Represented by:
Capital	$231,181,459
Total distributable earnings (loss)	29,560,745

Net Assets	$260,742,204

Net Assets:
Class II Shares	$241,289,511
Class P Shares	19,452,693

Total	$260,742,204

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,519,650
Class P Shares	1,746,776

Total	23,266,426

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.21
Class P Shares	$11.14

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$5,974,445
Interest income from affiliated issuers	164,979
Income from securities lending (Note 2)	4

Total Income	6,139,428

EXPENSES:
Investment advisory fees	395,129
Fund administration fees	106,980
Distribution fees Class II Shares	709,882
Distribution fees Class P Shares	49,988
Administrative servicing fees Class II Shares	425,932
Professional fees	28,301
Printing fees	16,623
Trustee fees	9,078
Custodian fees	10,425
Accounting and transfer agent fees	581
Compliance program costs (Note 3)	1,231
Other	8,358

Total expenses before earnings credit	1,762,508

Earnings credit (Note 5)	(19)

Net Expenses	1,762,489

NET INVESTMENT INCOME	4,376,939

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	8,300,343
Net realized gains from transactions in investment securities of affiliated issuers	17,232,823

Net realized gains	25,533,166

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(55,300,706)

Net realized/unrealized losses	(29,767,540)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,390,601)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$4,376,939	$4,425,195
Net realized gains	25,533,166	25,152,067
Net change in unrealized appreciation/depreciation	(55,300,706)	21,102,790

Change in net assets resulting from operations	(25,390,601)	50,680,052

Distributions to Shareholders From:
Distributable earnings:
Class II	(26,913,610)	(25,201,972	)(a)
Class P	(2,029,935)	(1,511,408	)(a)

Change in net assets from shareholder distributions	(28,943,545)	(26,713,380)

Change in net assets from capital transactions	(1,788,026)	11,956,734

Change in net assets	(56,122,172)	35,923,406

Net Assets:
Beginning of year	316,864,376	280,940,970

End of year	$260,742,204	$316,864,376	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$15,481,550	$21,088,596
Dividends reinvested	26,913,610	25,201,972
Cost of shares redeemed	(48,347,795)	(39,602,105)

Total Class II Shares	(5,952,635)	6,688,463

Class P Shares
Proceeds from shares issued	4,103,497	4,684,099
Dividends reinvested	2,029,935	1,511,408
Cost of shares redeemed	(1,968,823)	(927,236)

Total Class P Shares	4,164,609	5,268,271

Change in net assets from capital transactions	$(1,788,026)	$11,956,734

12

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Aggressive Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class II Shares
Issued	1,147,617	1,575,117
Reinvested	2,143,820	1,924,232
Redeemed	(3,663,262)	(2,970,621)

Total Class II Shares	(371,825)	528,728

Class P Shares
Issued	323,899	348,759
Reinvested	163,084	115,826
Redeemed	(150,331)	(68,731)
Total Class P Shares	336,652	395,854

Total change in shares	(35,173)	924,582

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $4,388,999 and $310,126 for Class II and Class P, respectively and net realized gains of $20,812,973 and $1,201,282 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $395,048.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$13.60	0.19	(1.27)	(1.08)	(0.19)	(1.12)	(1.31)	$11.21	(8.85%	)	$241,289,511	0.59%	1.42%	0.59%	17.14%
Year Ended December 31, 2017	$12.56	0.19	2.06	2.25	(0.20)	(1.01)	(1.21)	$13.60	18.43%		$297,792,516	0.59%	1.46%	0.59%	17.58%
Year Ended December 31, 2016	$12.61	0.19	0.95	1.14	(0.20)	(0.99)	(1.19)	$12.56	9.47%		$268,268,215	0.59%	1.54%	0.59%	13.64%
Year Ended December 31, 2015	$12.93	0.17	(0.30)	(0.13)	(0.19)	–	(0.19)	$12.61	(1.00%	)	$276,290,065	0.59%	1.32%	0.59%	9.33%
Year Ended December 31, 2014	$12.52	0.20	0.42	0.62	(0.21)	–	(0.21)	$12.93	4.99%		$317,928,316	0.58%	1.57%	0.58%	15.54%

Class P Shares
Year Ended December 31, 2018	$13.52	0.22	(1.27)	(1.05)	(0.21)	(1.12)	(1.33)	$11.14	(8.66%	)	$19,452,693	0.44%	1.70%	0.44%	17.14%
Year Ended December 31, 2017	$12.49	0.25	2.02	2.27	(0.23)	(1.01)	(1.24)	$13.52	18.65%		$19,071,860	0.44%	1.88%	0.44%	17.58%
Year Ended December 31, 2016	$12.56	0.25	0.90	1.15	(0.23)	(0.99)	(1.22)	$12.49	9.52%		$12,672,755	0.44%	1.96%	0.44%	13.64%
Year Ended December 31, 2015	$12.88	0.23	(0.33)	(0.10)	(0.22)	–	(0.22)	$12.56	(0.79%	)	$8,660,130	0.44%	1.78%	0.44%	9.33%
Year Ended December 31, 2014	$12.48	0.26	0.38	0.64	(0.24)	–	(0.24)	$12.88	5.13%		$6,343,266	0.43%	2.07%	0.43%	15.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for period less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019,

16

Notes to Financial Statements (Continued)

December 31, 2018

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$14,301,739	$—	$—	$14,301,739
Investment Companies	241,012,708	—	—	241,012,708
Investment Contract	—	—	5,596,237	5,596,237
Total	$255,314,447	$—	$5,596,237	$260,910,684

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$6,190,802	$6,190,802
Purchases*	579,552	579,552
Sales	(1,174,117)	(1,174,117)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$5,596,237	$5,596,237

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

17

Notes to Financial Statements (Continued)

December 31, 2018

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the

18

Notes to Financial Statements (Continued)

December 31, 2018

judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes

19

Notes to Financial Statements (Continued)

December 31, 2018

any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Fund did not have any portfolio securities on loan.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

20

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund did not invest in any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

21

Notes to Financial Statements (Continued)

December 31, 2018

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $106,980 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,231.

22

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $425,932.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	228,106	3,311,868	592,070	567,448	72,075	(787,622)	2,620,943	67,515	469,604
NVIT Emerging Markets Fund, Class Y	1,659,416	—	23,544,203	1,270,259	(161,380)	(3,527,101)	18,585,463	185,197	—
NVIT International Index Fund, Class Y	8,108,068	89,153,338	6,700,219	11,589,783	1,840,183	(15,482,685)	70,621,272	2,295,985	—
NVIT Mid Cap Index Fund, Class Y	1,841,220	44,424,530	9,198,987	6,010,535	2,201,231	(11,627,306)	38,186,907	645,490	4,086,642
NVIT S&P 500 Index Fund, Class Y	5,290,854	102,676,924	6,620,408	17,073,694	11,117,865	(18,952,385)	84,389,118	1,661,586	3,039,968
NVIT Small Cap Index Fund, Class Y	469,437	28,532,982	1,002,490	24,059,849	2,192,325	(2,691,917)	4,976,031	80,818	696,565
Nationwide Core Plus Bond Fund, Class R6	1,107,687	12,595,168	1,701,769	2,913,034	(112,028)	(438,698)	10,833,177	413,823	914
NVIT Bond Index Fund, Class Y	1,069,287	12,562,096	1,707,248	3,080,061	(115,364)	(274,122)	10,799,797	319,631	6,650
Nationwide Maximum Diversification U.S. Core Equity ETF	364,888	11,300,920	255,291	1,928,610	192,866	(771,244)	9,049,223	150,789	—

23

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Risk-Based International Equity ETF	230,822	6,290,488	—	295,396	5,050	(747,626)	5,252,516	153,611	—
Nationwide Contract (a)(b)(c)	$5,596,237	6,190,802	579,552	1,174,117	—	—	5,596,237	164,979	—
Total		317,039,116	51,902,237	69,962,786	17,232,823	(55,300,706)	260,910,684	6,139,424	8,300,343

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum

24

Notes to Financial Statements (Continued)

December 31, 2018

duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $51,902,237 and sales of $69,962,786 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the

25

Notes to Financial Statements (Continued)

December 31, 2018

statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,466,042	$24,477,503	$28,943,545	$—	$28,943,545

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,709,593	$22,003,787	$26,713,380	$—	$26,713,380

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$720,409	$24,750,463	$25,470,872	$—	$4,089,873	$29,560,745

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$256,820,811	$23,761,823	$(19,671,950)	$4,089,873

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 46.07%.

The Fund designates $24,477,503, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $1,862,203 or $0.0800 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $211,135 or $0.0091 per outstanding share.

29

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

30

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

31

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

33

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

35

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

36

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

38

Annual Report

December 31, 2018

NVIT Investor Destinations Balanced Fund

AR-ID-BAL 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Balanced Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Balanced Fund (Class II) registered -4.85% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 170 funds as of December 31, 2018), was -4.37% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund (Class Y) returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund (Class Y) and the underlying NVIT S&P 500 Index (Class Y) Fund, which registered -13.63% and -4.54%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. stocks in favor of international stocks and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA).

3

Fund Commentary (cont.)	NVIT Investor Destinations Balanced Fund

Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation†

Equity Funds	47.2%
Fixed Income Funds	38.1%
Investment Contract	14.8%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	24.0%
NVIT International Index Fund, Class Y	16.6%
NVIT S&P 500 Index Fund, Class Y	15.5%
Nationwide Contract	14.8%
Nationwide Core Plus Bond Fund, Class R6	8.6%
NVIT Short Term Bond Fund, Class Y	5.4%
NVIT Mid Cap Index Fund, Class Y	5.0%
Nationwide Ziegler Equity Income Fund, Class R6	3.9%
NVIT Emerging Markets Fund, Class Y	2.3%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Other Holdings	2.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception
Class II	(4.85)%	3.25%	7.28%	[2]
Class P	(4.63)%	3.40%	5.04%	[3]
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	8.67%
Russell 3000® Index	(5.24)%	7.91%	14.44%
CPI	1.91%	1.51%	1.72%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund since inception through 12/31/18 versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/2018 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	955.10	2.81	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	956.10	2.07	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Balanced Fund

Investment Companies 82.8%

	Shares	Value

Equity Funds 44.7%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	5,058,731	$58,124,816
NVIT Emerging Markets Fund, Class Y (a)	3,071,963	34,405,984
NVIT International Index Fund, Class Y (a)	28,259,349	246,138,928
NVIT Mid Cap Index Fund, Class Y (a)	3,570,330	74,048,638
NVIT S&P 500 Index Fund, Class Y (a)	14,397,755	229,644,194
NVIT Small Cap Index Fund, Class Y (a)	1,895,546	20,092,790

Total Equity Funds (cost $665,871,440)		662,455,350

Fixed Income Funds 38.1%
Nationwide Core Plus Bond Fund, Class R6 (a)	13,053,930	127,667,436
NVIT Bond Index Fund, Class Y (a)	35,304,483	356,575,274
NVIT Short Term Bond Fund, Class Y (a)	7,941,259	80,444,954

Total Fixed Income Funds (cost $595,663,671)		564,687,664

Total Investment Companies (cost $1,261,535,111)		1,227,143,014

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	635,000	14,449,870
Nationwide Risk-Based U.S. Equity ETF (a)	926,645	22,619,404

Total Exchange Traded Funds (cost $39,041,432)		37,069,274

Investment Contract 14.8%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$219,852,077	219,852,077

Total Investment Contract (cost $219,852,077)		219,852,077

Total Investments (cost $1,520,428,620) — 100.1%		1,484,064,365

Liabilities in excess of other assets — (0.1)%		(766,104)

NET ASSETS — 100.0%		$1,483,298,261

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,520,428,620)	$1,484,064,365
Cash	951,589
Receivable for investments sold	212,297
Receivable for capital shares issued	7,138
Prepaid expenses	2,481

Total Assets	1,485,237,870

Liabilities:
Payable for investments purchased	957,601
Payable for capital shares redeemed	213,388
Accrued expenses and other payables:
Investment advisory fees	165,430
Fund administration fees	47,721
Distribution fees	318,238
Administrative servicing fees	188,108
Accounting and transfer agent fees	300
Trustee fees	673
Custodian fees	13,639
Compliance program costs (Note 3)	1,580
Professional fees	13,463
Printing fees	9,126
Other	10,342

Total Liabilities	1,939,609

Net Assets	$1,483,298,261

Represented by:
Capital	$1,424,223,851
Total distributable earnings (loss)	59,074,410

Net Assets	$1,483,298,261

Net Assets:
Class II Shares	$1,475,911,717
Class P Shares	7,386,544

Total	$1,483,298,261

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	102,531,908
Class P Shares	514,731

Total	103,046,639

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.39
Class P Shares	$14.35

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$33,141,437
Interest income from affiliated issuers	6,097,672

Total Income	39,239,109

EXPENSES:
Investment advisory fees	2,089,397
Fund administration fees	393,761
Distribution fees Class II Shares	3,999,867
Distribution fees Class P Shares	18,245
Administrative servicing fees Class II Shares	2,399,931
Professional fees	85,041
Printing fees	23,887
Trustee fees	48,029
Custodian fees	59,981
Accounting and transfer agent fees	1,148
Compliance program costs (Note 3)	6,506
Other	29,049

Total expenses before earnings credit	9,154,842

Earnings credit (Note 5)	(49)

Net Expenses	9,154,793

NET INVESTMENT INCOME	30,084,316

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	29,500,935
Net realized gains from transactions in investment securities of affiliated issuers	64,705,778

Net realized gains	94,206,713

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(199,221,740)

Net realized/unrealized losses	(105,015,027)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(74,930,711)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$30,084,316	$28,007,444
Net realized gains	94,206,713	67,647,034
Net change in unrealized appreciation/depreciation	(199,221,740)	73,981,701

Change in net assets resulting from operations	(74,930,711)	169,636,179

Distributions to Shareholders From:
Distributable earnings:
Class II	(96,774,300)	(68,110,210	)(a)
Class P	(479,812)	(285,090	)(a)

Change in net assets from shareholder distributions	(97,254,112)	(68,395,300)

Change in net assets from capital transactions	(7,094,299)	8,606,815

Change in net assets	(179,279,122)	109,847,694

Net Assets:
Beginning of year	1,662,577,383	1,552,729,689

End of year	$1,483,298,261	$1,662,577,383	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$25,057,849	$25,770,318
Dividends reinvested	96,774,300	68,110,210
Cost of shares redeemed	(130,286,654)	(86,299,188)

Total Class II Shares	(8,454,505)	7,581,340

Class P Shares
Proceeds from shares issued	1,092,023	1,274,304
Dividends reinvested	479,812	285,090
Cost of shares redeemed	(211,629)	(533,919)

Total Class P Shares	1,360,206	1,025,475

Change in net assets from capital transactions	$(7,094,299)	$8,606,815

SHARE TRANSACTIONS:
Class II Shares
Issued	1,571,771	1,637,375
Reinvested	6,374,658	4,280,037
Redeemed	(8,216,598)	(5,444,569)

Total Class II Shares	(270,169)	472,843

Class P Shares
Issued	69,296	80,836
Reinvested	31,739	17,943
Redeemed	(13,547)	(33,550)

Total Class P Shares	87,488	65,229

Total change in shares	(182,681)	538,072

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $29,533,012 and $132,533 for Class II and Class P, respectively and net realized gains of $38,577,198 and $152,557 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,891,567.

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT Investor Destinations Balanced Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(74,930,711)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(140,192,373)
Proceeds from disposition of investment securities of affiliated issuers	253,705,339
Reinvestment of dividend income from affiliated issuers	(33,141,437)
Reinvestment of interest income from affiliated issuers	(6,097,672)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	199,221,740
Reinvestment of net realized gain distributions from affiliated underlying funds	(29,500,935)
Net realized gain from investment transactions with affiliated issuers	(64,705,778)
Decrease in receivable for investments sold	101,108
Decrease in prepaid expenses	54
Increase in payable for investments purchased	784,360
Decrease in investment advisory fees payable	(17,385)
Increase in fund administration fees payable	10,782
Decrease in distribution fees payable	(33,382)
Decrease in administrative servicing fees payable	(19,602)
Increase in accounting and transfer agent fees payable	89
Increase in trustee fees payable	418
Increase in custodian fees payable	2,310
Decrease in compliance program costs payable	(23)
Decrease in professional fees payable	(842)
Increase in printing fees payable	1,846
Increase in other payables	6,741

Net cash provided by operating activities	105,194,647

Cash flows used in financing activities:
Proceeds from shares issued	26,181,512
Cost of shares redeemed	(130,636,139)

Net cash used in financing activities	(104,454,627)

Net increase in cash	740,020

Cash:
Beginning of period	211,569

End of period	$951,589

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $97,254,112.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $68,740,044.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$16.11	0.30	(1.04)	(0.74)	(0.30)	(0.68)	(0.98)	$14.39	(4.85%	)	$1,475,911,717	0.57%	1.87%	0.57%	13.01%
Year Ended December 31, 2017	$15.12	0.27	1.40	1.67	(0.29)	(0.39)	(0.68)	$16.11	11.13%		$1,655,714,228	0.57%	1.73%	0.57%	10.76%
Year Ended December 31, 2016	$14.84	0.29	0.64	0.93	(0.29)	(0.36)	(0.65)	$15.12	6.30%		$1,547,268,999	0.57%	1.92%	0.57%	6.90%
Year Ended December 31, 2015	$15.47	0.27	(0.30)	(0.03)	(0.26)	(0.34)	(0.60)	$14.84	(0.17%	)	$1,356,409,775	0.57%	1.74%	0.57%	9.65%
Year Ended December 31, 2014	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	$15.47	4.59%		$1,246,083,979	0.57%	1.75%	0.57%	18.34%

Class P Shares
Year Ended December 31, 2018	$16.06	0.34	(1.04)	(0.70)	(0.33)	(0.68)	(1.01)	$14.35	(4.63%	)	$7,386,544	0.42%	2.16%	0.42%	13.01%
Year Ended December 31, 2017	$15.08	0.31	1.38	1.69	(0.32)	(0.39)	(0.71)	$16.06	11.27%		$6,863,155	0.42%	1.98%	0.42%	10.76%
Year Ended December 31, 2016	$14.81	0.33	0.61	0.94	(0.31)	(0.36)	(0.67)	$15.08	6.42%		$5,460,690	0.42%	2.21%	0.42%	6.90%
Year Ended December 31, 2015	$15.44	0.31	(0.32)	(0.01)	(0.28)	(0.34)	(0.62)	$14.81	(0.01%	)	$4,055,486	0.42%	2.00%	0.42%	9.65%
Year Ended December 31, 2014	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	$15.44	4.69%		$3,133,804	0.42%	2.11%	0.42%	18.34%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019,

16

Notes to Financial Statements (Continued)

December 31, 2018

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$37,069,274	$—	$—	$37,069,274
Investment Companies	1,227,143,014	—	—	1,227,143,014
Investment Contract	—	—	219,852,077	219,852,077
Total	$1,264,212,288	$—	$219,852,077	$1,484,064,365

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$230,226,133	$230,226,133
Purchases*	8,284,265	8,284,265
Sales	(18,658,321)	(18,658,321)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$219,852,077	$219,852,077

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

17

Notes to Financial Statements (Continued)

December 31, 2018

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

18

Notes to Financial Statements (Continued)

December 31, 2018

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

19

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2018 were as follows:

Capital	Total Distributable Earnings (Loss)
$(2)	$2

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

20

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

21

Notes to Financial Statements (Continued)

December 31, 2018

During the year ended December 31, 2018, NFM earned $393,761 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $6,506.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,399,931.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	5,058,731	68,804,894	11,889,292	6,768,222	621,375	(16,422,523)	58,124,816	1,419,739	10,414,436
NVIT Emerging Markets Fund, Class Y	3,071,963	—	41,117,969	10,224	8	(6,701,769)	34,405,984	334,989	—
NVIT International Index Fund, Class Y	28,259,349	218,415,874	83,558,850	8,375,230	2,605,214	(50,065,780)	246,138,928	7,780,366	—
NVIT Mid Cap Index Fund, Class Y	3,570,330	151,964,856	9,168,338	69,714,357	17,414,064	(34,784,263)	74,048,638	1,258,760	7,909,579

22

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT S&P 500 Index Fund, Class Y	14,397,755	309,597,333	15,143,554	74,658,233	40,224,272	(60,662,732)	229,644,194	4,513,390	8,118,769
NVIT Small Cap Index Fund, Class Y	1,895,546	51,534,559	3,174,541	30,006,080	6,075,126	(10,685,356)	20,092,790	326,405	2,848,136
Nationwide Core Plus Bond Fund, Class R6	13,053,930	131,116,478	7,440,032	5,167,848	(216,925)	(5,504,301)	127,667,436	4,400,637	10,542
NVIT Bond Index Fund, Class Y	35,304,483	378,282,650	25,661,766	35,638,386	(2,096,988)	(9,633,768)	356,575,274	10,117,165	199,473
NVIT Short Term Bond Fund, Class Y	7,941,259	81,642,221	2,536,208	2,585,042	(58,764)	(1,089,669)	80,444,954	2,038,398	—
Nationwide Risk-Based International Equity ETF	635,000	16,402,424	413,296	398,258	19,201	(1,986,793)	14,449,870	410,578	—
Nationwide Risk-Based U.S. Equity ETF	926,645	25,365,827	544,306	1,725,138	119,195	(1,684,786)	22,619,404	541,011	—
Nationwide Contract (a)(b)(c)	$219,852,077	230,226,133	8,284,265	18,658,321	—	—	219,852,077	6,097,671	—
Total		1,663,353,249	208,932,417	253,705,339	64,705,778	(199,221,740)	1,484,064,365	39,239,109	29,500,935

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

23

Notes to Financial Statements (Continued)

December 31, 2018

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $208,932,417 and sales of $253,705,339 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of

24

Notes to Financial Statements (Continued)

December 31, 2018

information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

25

Notes to Financial Statements (Continued)

December 31, 2018

10.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$30,332,547	$66,921,565	$97,254,112	$—	$97,254,112

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,665,545	$38,729,755	$68,395,300	$—	$68,395,300

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,277,895	$93,938,292	$97,216,187	$—	$(38,141,777)	$59,074,410

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,522,206,142	$52,823,236	$(90,965,013)	$(38,141,777)

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Balanced Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 23.03%.

The Fund designates $66,921,565, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $6,401,580 or $0.0621 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $619,125 or $0.0060 per outstanding share.

28

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

29

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

30

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

32

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

34

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

35

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

37

Annual Report

December 31, 2018

NVIT Investor Destinations Capital Appreciation Fund

AR-ID-CAP 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Capital Appreciation Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Capital Appreciation Fund (Class II) registered -6.47% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund (Class Y) returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund (Class Y) and the underlying NVIT S&P 500 Index Fund (Class Y), which registered -13.63% and -4.54%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to mid- and small-capitalization U.S. stocks in favor of U.S. large-capitalization stocks, international stocks, and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s

3

Fund Commentary (cont.)	NVIT Investor Destinations Capital Appreciation Fund

investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation†

Equity Funds	68.2%
Fixed Income Funds	26.5%
Investment Contract	5.4%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	28.5%
NVIT International Index Fund, Class Y	20.2%
NVIT Bond Index Fund, Class Y	17.7%
NVIT Mid Cap Index Fund, Class Y	7.5%
Nationwide Core Plus Bond Fund, Class R6	5.5%
Nationwide Contract	5.4%
NVIT Emerging Markets Fund, Class Y	3.5%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.4%
NVIT Short Term Bond Fund, Class Y	3.3%
Nationwide Ziegler Equity Income Fund, Class R6	2.1%
Other Holdings	2.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception
Class II	(6.47)%	3.9%	9.26%	[2]
Class P	(6.36)%	4.05%	6.48%	[3]
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	8.67%
Russell 3000® Index	(5.24)%	7.91%	14.44%
CPI	1.91%	1.51%	1.72%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund since inception through 12/31/18 versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	933.30	2.78	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	933.90	2.05	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Capital Appreciation Fund

Investment Companies 90.2%

	Shares	Value

Equity Funds 63.7%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,444,955	$28,092,535
NVIT Emerging Markets Fund, Class Y (a)	4,249,956	47,599,508
NVIT International Index Fund, Class Y (a)	31,804,287	277,015,344
NVIT Mid Cap Index Fund, Class Y (a)	4,972,941	103,138,797
NVIT S&P 500 Index Fund, Class Y (a)	24,548,601	391,550,186
NVIT Small Cap Index Fund, Class Y (a)	2,389,278	25,326,345

Total Equity Funds (cost $775,231,732)		872,722,715

Fixed Income Funds 26.5%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,666,275	74,976,165
NVIT Bond Index Fund, Class Y (a)	24,045,092	242,855,426
NVIT Short Term Bond Fund, Class Y (a)	4,496,896	45,553,555

Total Fixed Income Funds (cost $383,552,824)		363,385,146

Total Investment Companies (cost $1,158,784,556)		1,236,107,861

Exchange Traded Funds 4.5%
Equity Funds 4.5%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	1,898,641	47,086,297
Nationwide Risk-Based International Equity ETF (a)	607,548	13,825,180

Total Exchange Traded Funds (cost $62,678,479)		60,911,477

Investment Contract 5.4%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$74,622,647	74,622,647

Total Investment Contract (cost $74,622,647)		74,622,647

Total Investments (cost $1,296,085,682) — 100.1%		1,371,641,985

Liabilities in excess of other assets — (0.1)%		(718,658)

NET ASSETS — 100.0%		$1,370,923,327

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,296,085,682)	$1,371,641,985
Cash	1,177,436
Receivable for investments sold	959,680
Receivable for capital shares issued	780
Prepaid expenses	2,401

Total Assets	1,373,782,282

Liabilities:
Payable for investments purchased	1,184,852
Payable for capital shares redeemed	953,007
Accrued expenses and other payables:
Investment advisory fees	154,064
Fund administration fees	45,385
Distribution fees	296,375
Administrative servicing fees	177,410
Accounting and transfer agent fees	286
Trustee fees	684
Custodian fees	10,841
Compliance program costs (Note 3)	1,503
Professional fees	13,516
Printing fees	8,383
Other	12,649

Total Liabilities	2,858,955

Net Assets	$1,370,923,327

Represented by:
Capital	$1,188,327,713
Total distributable earnings (loss)	182,595,614

Net Assets	$1,370,923,327

Net Assets:
Class II Shares	$1,362,536,105
Class P Shares	8,387,222

Total	$1,370,923,327

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	84,989,378
Class P Shares	525,755

Total	85,515,133

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$16.03
Class P Shares	$15.95

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$31,769,735
Interest income from affiliated issuers	2,101,120
Income from securities lending (Note 2)	9

Total Income	33,870,864

EXPENSES:
Investment advisory fees	2,003,791
Fund administration fees	379,224
Distribution fees Class II Shares	3,833,209
Distribution fees Class P Shares	20,274
Administrative servicing fees Class II Shares	2,299,937
Professional fees	82,472
Printing fees	21,356
Trustee fees	46,139
Custodian fees	55,148
Accounting and transfer agent fees	1,095
Compliance program costs (Note 3)	6,222
Other	29,463

Total expenses before earnings credit	8,778,330

Earnings credit (Note 5)	(70)

Net Expenses	8,778,260

NET INVESTMENT INCOME	25,092,604

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	33,864,135
Net realized gains from transactions in investment securities of affiliated issuers	72,096,906

Net realized gains	105,961,041

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(225,819,421)

Net realized/unrealized losses	(119,858,380)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(94,765,776)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$25,092,604	$24,471,855
Net realized gains	105,961,041	93,426,519
Net change in unrealized appreciation/depreciation	(225,819,421)	98,509,408

Change in net assets resulting from operations	(94,765,776)	216,407,782

Distributions to Shareholders From:
Distributable earnings:
Class II	(117,195,864)	(82,924,145	)(a)
Class P	(675,264)	(383,559	)(a)

Change in net assets from shareholder distributions	(117,871,128)	(83,307,704)

Change in net assets from capital transactions	(25,985,020)	(30,982,831)

Change in net assets	(238,621,924)	102,117,247

Net Assets:
Beginning of year	1,609,545,251	1,507,428,004

End of year	$1,370,923,327	$1,609,545,251	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,009,874	$16,790,655
Dividends reinvested	117,195,864	82,924,145
Cost of shares redeemed	(161,231,923)	(132,041,804)

Total Class II Shares	(28,026,185)	(32,327,004)

Class P Shares
Proceeds from shares issued	1,816,503	1,389,552
Dividends reinvested	675,264	383,559
Cost of shares redeemed	(450,602)	(428,938)

Total Class P Shares	2,041,165	1,344,173

Change in net assets from capital transactions	$(25,985,020)	$(30,982,831)

SHARE TRANSACTIONS:
Class II Shares
Issued	863,415	927,579
Reinvested	6,724,612	4,570,329
Redeemed	(8,855,457)	(7,275,796)

Total Class II Shares	(1,267,430)	(1,777,888)

Class P Shares
Issued	100,918	76,822
Reinvested	39,063	21,188
Redeemed	(24,919)	(23,797)

Total Class P Shares	115,062	74,213

Total change in shares	(1,152,368)	(1,703,675)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $25,872,852 and $133,505 for Class II and Class P, respectively and net realized gains of $57,051,293 and $250,054 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,870,253.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$18.57	0.30	(1.41)	(1.11)	(0.30)	(1.13)	(1.43)	$16.03	(6.47%	)	$1,362,536,105	0.57%	1.63%	0.57%	11.49%
Year Ended December 31, 2017	$17.06	0.28	2.21	2.49	(0.30)	(0.68)	(0.98)	$18.57	14.81%		$1,601,948,889	0.57%	1.56%	0.57%	11.50%
Year Ended December 31, 2016	$16.78	0.29	0.99	1.28	(0.31)	(0.69)	(1.00)	$17.06	7.74%		$1,501,709,451	0.57%	1.72%	0.57%	6.98%
Year Ended December 31, 2015	$17.82	0.27	(0.38)	(0.11)	(0.27)	(0.66)	(0.93)	$16.78	(0.53%	)	$1,471,446,086	0.57%	1.53%	0.57%	9.53%
Year Ended December 31, 2014	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	$17.82	5.21%		$1,518,471,691	0.57%	1.67%	0.57%	14.02%

Class P Shares
Year Ended December 31, 2018	$18.50	0.37	(1.45)	(1.08)	(0.34)	(1.13)	(1.47)	$15.95	(6.36%	)	$8,387,222	0.42%	2.03%	0.42%	11.49%
Year Ended December 31, 2017	$17.00	0.34	2.18	2.52	(0.34)	(0.68)	(1.02)	$18.50	14.99%		$7,596,362	0.42%	1.89%	0.42%	11.50%
Year Ended December 31, 2016	$16.72	0.35	0.96	1.31	(0.34)	(0.69)	(1.03)	$17.00	7.95%		$5,718,553	0.42%	2.05%	0.42%	6.98%
Year Ended December 31, 2015	$17.77	0.35	(0.43)	(0.08)	(0.31)	(0.66)	(0.97)	$16.72	(0.39%	)	$4,388,637	0.42%	1.98%	0.42%	9.53%
Year Ended December 31, 2014	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	$17.77	5.36%		$3,174,346	0.42%	2.22%	0.42%	14.02%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

14

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019,

15

Notes to Financial Statements (Continued)

December 31, 2018

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$60,911,477	$—	$—	$60,911,477
Investment Companies	1,236,107,861	—	—	1,236,107,861
Investment Contract	—	—	74,622,647	74,622,647
Total	$1,297,019,338	$—	$74,622,647	$1,371,641,985

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$79,581,532	$79,581,532
Purchases*	2,917,709	2,917,709
Sales	(7,876,594)	(7,876,594)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$74,622,647	$74,622,647

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the

16

Notes to Financial Statements (Continued)

December 31, 2018

Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

17

Notes to Financial Statements (Continued)

December 31, 2018

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

18

Notes to Financial Statements (Continued)

December 31, 2018

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Fund did not have any portfolio securities on loan.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to

19

Notes to Financial Statements (Continued)

December 31, 2018

repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the Fund did not invest in any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

20

Notes to Financial Statements (Continued)

December 31, 2018

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2018

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $379,224 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $6,222.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $2,299,937.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are

22

Notes to Financial Statements (Continued)

December 31, 2018

deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	2,444,955	33,479,813	5,720,955	3,453,330	299,241	(7,954,144)	28,092,535	687,512	5,033,442
NVIT Emerging Markets Fund, Class Y	4,249,956	—	56,809,692	—	—	(9,210,184)	47,599,508	463,405	—
NVIT International Index Fund, Class Y	31,804,287	323,950,916	21,154,552	15,763,321	2,303,032	(54,629,835)	277,015,344	8,771,522	—
NVIT Mid Cap Index Fund, Class Y	4,972,941	177,848,126	12,867,585	62,763,545	21,401,470	(46,214,839)	103,138,797	1,754,434	11,113,151
NVIT S&P 500 Index Fund, Class Y	24,548,601	442,797,378	49,301,279	63,345,985	32,777,635	(69,980,121)	391,550,186	7,706,703	13,994,330
NVIT Small Cap Index Fund, Class Y	2,389,278	81,348,173	3,985,763	54,897,208	17,189,529	(22,299,912)	25,326,345	411,392	3,574,371
Nationwide Core Plus Bond Fund, Class R6	7,666,275	79,293,892	3,615,205	4,469,117	(218,706)	(3,245,109)	74,976,165	2,640,048	6,191
NVIT Bond Index Fund, Class Y	24,045,092	270,810,387	17,706,599	37,330,290	(2,426,123)	(5,905,147)	242,855,426	7,001,204	142,650
NVIT Short Term Bond Fund, Class Y	4,496,896	47,398,926	1,623,053	2,821,383	(90,064)	(556,977)	45,553,555	1,156,079	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,898,641	57,940,995	789,441	8,561,810	833,821	(3,916,150)	47,086,297	784,607	—
Nationwide Risk-Based International Equity ETF	607,548	15,871,202	395,411	561,501	27,071	(1,907,003)	13,825,180	392,829	—
Nationwide Contract (a)(b)(c)	$74,622,647	79,581,532	2,917,709	7,876,594	—	—	74,622,647	2,101,120	—
Total		1,610,321,340	176,887,244	261,844,084	72,096,906	(225,819,421)	1,371,641,985	33,870,855	33,864,135

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

23

Notes to Financial Statements (Continued)

December 31, 2018

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $176,887,244 and sales of $261,844,084 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and

24

Notes to Financial Statements (Continued)

December 31, 2018

at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

25

Notes to Financial Statements (Continued)

December 31, 2018

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$25,480,657	$92,390,471	$117,871,128	$—	$117,871,128

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,006,357	$57,301,347	$83,307,704	$—	$83,307,704

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,909,452	$104,584,484	$108,493,936	$—	$74,101,678	$182,595,614

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

26

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,297,540,307	$139,501,274	$(65,399,596)	$74,101,678

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 36.48%.

The Fund designates $92,390,471, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $7,060,282 or $0.0826 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $716,424 or $0.0084 per outstanding share.

29

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

30

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

31

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

33

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

35

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

36

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

38

Annual Report

December 31, 2018

NVIT Investor Destinations Conservative Fund

AR-ID-CON 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Conservative Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Conservative Fund (Class II) registered -1.80% versus -1.20% for its benchmark, the Morningstar® Conservative Target Risk Index*, and 0.01% for its former benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 15% to 30% Equity (consisting of 55 funds as of December 31, 2018), was -2.30% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund (Class Y) returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund (Class Y) and the underlying NVIT S&P 500 Index Fund (Class Y), which registered -13.63% and -4.54%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. stocks in favor of international stocks and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Bloomberg Barclays U.S. Aggregate Bond Index to the Morningstar Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA).

3

Fund Commentary (cont.)	NVIT Investor Destinations Conservative Fund

Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	56.6%
Investment Contract	24.2%
Equity Funds	19.3%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	29.3%
Nationwide Contract	24.2%
Nationwide Core Plus Bond Fund, Class R6	11.2%
NVIT Short Term Bond Fund, Class Y	11.1%
NVIT International Index Fund, Class Y	5.9%
NVIT S&P 500 Index Fund, Class Y	5.9%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
Nationwide Ziegler Equity Income Fund, Class R6	1.9%
NVIT Emerging Markets Fund, Class Y	1.4%
Nationwide Risk-Based U.S. Equity ETF	1.4%
Other Holdings	2.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	(1.80)%	2.42%	3.98%
Class P	(1.62)%	2.59%	3.02%	[2]
Morningstar® Conservative Target Risk Index	(1.20)%	2.54%	4.37%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Morningstar® Conservative Target Risk Index (current benchmark), the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund (as of December 31, 2018)			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	986.90	2.90	0.58
	Hypothetical	(c)(d)	1,000.00	1,022.28	2.96	0.58
Class P Shares	Actual	(c)	1,000.00	987.70	2.15	0.43
	Hypothetical	(c)(d)	1,000.00	1,023.04	2.19	0.43

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Conservative Fund

Investment Companies 73.5%

	Shares	Value

Equity Funds 16.9%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,123,486	$12,908,853
NVIT Emerging Markets Fund, Class Y (a)	882,663	9,885,827
NVIT International Index Fund, Class Y (a)	4,666,965	40,649,266
NVIT Mid Cap Index Fund, Class Y (a)	455,680	9,450,812
NVIT S&P 500 Index Fund, Class Y (a)	2,542,760	40,557,029
NVIT Small Cap Index Fund, Class Y (a)	279,543	2,963,159

Total Equity Funds (cost $124,444,553)		116,414,946

Fixed Income Funds 56.6%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,849,659	76,769,661
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,673,634	34,789,315
NVIT Bond Index Fund, Class Y (a)	19,930,482	201,297,872
NVIT Short Term Bond Fund, Class Y (a)	7,521,846	76,196,301

Total Fixed Income Funds (cost $407,650,270)		389,053,149

Total Investment Companies (cost $532,094,823)		505,468,095

Exchange Traded Funds 2.4%
Equity Funds 2.4%
Nationwide Risk-Based International Equity ETF (a)	287,087	6,532,866
Nationwide Risk-Based U.S. Equity ETF (a)	395,661	9,658,085

Total Exchange Traded Funds (cost $17,103,521)		16,190,951

Investment Contract 24.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$166,150,458	166,150,458

Total Investment Contract (cost $166,150,458)		166,150,458

Total Investments (cost $715,348,802) — 100.1%		687,809,504

Liabilities in excess of other assets — (0.1)%		(369,562)

NET ASSETS — 100.0%		$687,439,942

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $715,348,802)	$687,809,504
Cash	579,361
Receivable for investments sold	275,692
Receivable for capital shares issued	2,871
Prepaid expenses	1,093

Total Assets	688,668,521

Liabilities:
Payable for investments purchased	582,152
Payable for capital shares redeemed	275,736
Accrued expenses and other payables:
Investment advisory fees	75,650
Fund administration fees	27,248
Distribution fees	145,528
Administrative servicing fees	87,299
Accounting and transfer agent fees	212
Trustee fees	281
Custodian fees	8,048
Compliance program costs (Note 3)	709
Professional fees	11,502
Printing fees	4,299
Other	9,915

Total Liabilities	1,228,579

Net Assets	$687,439,942

Represented by:
Capital	$702,694,766
Total distributable earnings (loss)	(15,254,824)

Net Assets	$687,439,942

Net Assets:
Class II Shares	$683,884,962
Class P Shares	3,554,980

Total	$687,439,942

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	71,967,054
Class P Shares	375,747

Total	72,342,801

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.50
Class P Shares	$9.46

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$14,020,820
Interest income from affiliated issuers	4,655,438

Total Income	18,676,258

EXPENSES:
Investment advisory fees	935,712
Fund administration fees	198,521
Distribution fees Class II Shares	1,791,206
Distribution fees Class P Shares	8,259
Administrative servicing fees Class II Shares	1,074,728
Professional fees	45,642
Printing fees	20,614
Trustee fees	21,482
Custodian fees	28,552
Accounting and transfer agent fees	777
Compliance program costs (Note 3)	2,887
Other	16,376

Total expenses before earnings credit	4,144,756

Earnings credit (Note 5)	(551)

Net Expenses	4,144,205

NET INVESTMENT INCOME	14,532,053

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	4,992,334
Net realized gains from transactions in investment securities of affiliated issuers	7,322,177

Net realized gains	12,314,511

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(39,162,504)

Net realized/unrealized losses	(26,847,993)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,315,940)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$14,532,053	$13,911,114
Net realized gains	12,314,511	13,590,793
Net change in unrealized appreciation/depreciation	(39,162,504)	15,728,463

Change in net assets resulting from operations	(12,315,940)	43,230,370

Distributions to Shareholders From:
Distributable earnings:
Class II	(28,230,523)	(30,059,621	)(a)
Class P	(144,373)	(118,382	)(a)

Change in net assets from shareholder distributions	(28,374,896)	(30,178,003)

Change in net assets from capital transactions	(22,922,622)	(61,045,705)

Change in net assets	(63,613,458)	(47,993,338)

Net Assets:
Beginning of year	751,053,400	799,046,738

End of year	$687,439,942	$751,053,400	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$82,669,873	$49,063,244
Dividends reinvested	28,230,523	30,059,621
Cost of shares redeemed	(134,669,380)	(140,574,096)

Total Class II Shares	(23,768,984)	(61,451,231)

Class P Shares
Proceeds from shares issued	1,740,313	537,744
Dividends reinvested	144,373	118,382
Cost of shares redeemed	(1,038,324)	(250,600)

Total Class P Shares	846,362	405,526

Change in net assets from capital transactions	$(22,922,622)	$(61,045,705)

SHARE TRANSACTIONS:
Class II Shares
Issued	8,320,731	4,832,433
Reinvested	2,913,137	2,978,393
Redeemed	(13,476,530)	(13,835,667)

Total Class II Shares	(2,242,662)	(6,024,841)

Class P Shares
Issued	176,000	53,190
Reinvested	14,993	11,766
Redeemed	(105,481)	(24,712)

Total Class P Shares	85,512	40,244

Total change in shares	(2,157,150)	(5,984,597)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $14,436,290 and $61,036 for Class II and Class P, respectively and net realized gains of $15,623,331 and $57,346 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $931,550.

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT Investor Destinations Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(12,315,940)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(93,588,564)
Proceeds from disposition of investment securities of affiliated issuers	149,032,181
Reinvestment of dividend income from affiliated issuers	(14,020,820)
Reinvestment of interest income from affiliated issuers	(4,655,438)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	39,162,504
Reinvestment of net realized gain distributions from affiliated underlying funds	(4,992,334)
Net realized gain from investment transactions with affiliated issuers	(7,322,177)
Increase in receivable for investments sold	(55,625)
Decrease in prepaid expenses	163
Increase in payable for investments purchased	503,932
Decrease in investment advisory fees payable	(7,020)
Increase in fund administration fees payable	6,873
Decrease in distribution fees payable	(13,478)
Decrease in administrative servicing fees payable	(7,783)
Increase in accounting and transfer agent fees payable	50
Increase in trustee fees payable	170
Increase in custodian fees payable	1,973
Decrease in compliance program costs payable	(25)
Decrease in professional fees payable	(1,021)
Increase in printing fees payable	199
Increase in other payables	5,943

Net cash provided by operating activities	51,733,763

Cash flows used in financing activities:
Proceeds from shares issued	84,417,374
Cost of shares redeemed	(135,666,180)

Net cash used in financing activities	(51,248,806)

Net increase in cash	484,957

Cash:
Beginning of period	94,404

End of period	$579,361

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $28,374,896.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $23,668,592.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$10.08	0.20	(0.38)	(0.18)	(0.20)	(0.20)	(0.40)	$9.50	(1.80%	)	$683,884,962	0.58%	2.02%	0.58%	16.29%
Year Ended December 31, 2017	$9.93	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$10.08	5.68%		$748,138,526	0.57%	1.79%	0.57%	12.99%
Year Ended December 31, 2016	$9.92	0.19	0.23	0.42	(0.20)	(0.21)	(0.41)	$9.93	4.26%		$796,573,129	0.57%	1.88%	0.57%	16.88%
Year Ended December 31, 2015	$10.43	0.18	(0.15)	0.03	(0.18)	(0.36)	(0.54)	$9.92	0.26%		$749,744,337	0.57%	1.71%	0.57%	20.90%
Year Ended December 31, 2014	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	$10.43	3.89%		$770,657,747	0.57%	1.76%	0.57%	37.90%

Class P Shares
Year Ended December 31, 2018	$10.04	0.23	(0.39)	(0.16)	(0.22)	(0.20)	(0.42)	$9.46	(1.62%	)	$3,554,980	0.43%	2.32%	0.43%	16.29%
Year Ended December 31, 2017	$9.89	0.21	0.37	0.58	(0.22)	(0.21)	(0.43)	$10.04	5.89%		$2,914,874	0.42%	2.06%	0.42%	12.99%
Year Ended December 31, 2016	$9.89	0.21	0.22	0.43	(0.22)	(0.21)	(0.43)	$9.89	4.35%		$2,473,609	0.42%	2.10%	0.42%	16.88%
Year Ended December 31, 2015	$10.40	0.21	(0.16)	0.05	(0.20)	(0.36)	(0.56)	$9.89	0.45%		$2,122,466	0.42%	2.01%	0.42%	20.90%
Year Ended December 31, 2014	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	$10.40	4.08%		$1,815,733	0.42%	2.13%	0.42%	37.90%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019,

16

Notes to Financial Statements (Continued)

December 31, 2018

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$16,190,951	$—	$—	$16,190,951
Investment Companies	505,468,095	—	—	505,468,095
Investment Contract	—	—	166,150,458	166,150,458
Total	$521,659,046	$—	$166,150,458	$687,809,504

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$180,231,539	$180,231,539
Purchases*	15,417,875	15,417,875
Sales	(29,498,956)	(29,498,956)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$166,150,458	$166,150,458

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

17

Notes to Financial Statements (Continued)

December 31, 2018

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

18

Notes to Financial Statements (Continued)

December 31, 2018

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

19

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e) Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(f) Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

20

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $198,521 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $2,887.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

21

Notes to Financial Statements (Continued)

December 31, 2018

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,074,728.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,123,486	14,983,756	4,652,229	3,403,478	493,984	(3,817,638)	12,908,853	309,340	2,250,950
NVIT Emerging Markets Fund, Class Y	882,663	—	12,364,544	640,748	(52,670)	(1,785,299)	9,885,827	96,245	—
NVIT International Index Fund, Class Y	4,666,965	30,137,302	25,661,206	7,872,191	1,311,140	(8,588,191)	40,649,266	1,241,806	—
NVIT Mid Cap Index Fund, Class Y	455,680	29,924,054	5,331,860	24,082,894	2,833,497	(4,555,705)	9,450,812	155,418	933,651
NVIT S&P 500 Index Fund, Class Y	2,542,760	48,562,814	15,362,515	20,351,008	4,847,253	(7,864,545)	40,557,029	741,780	1,296,975
NVIT Small Cap Index Fund, Class Y	279,543	7,470,518	1,283,313	5,203,422	867,806	(1,455,056)	2,963,159	48,083	393,140
Nationwide Core Plus Bond Fund, Class R6	7,849,659	82,914,689	6,181,507	8,775,785	(287,974)	(3,262,776)	76,769,661	2,695,062	6,339
Nationwide Inflation-Protected Securities Fund, Class R6	3,673,634	37,711,666	1,801,381	3,456,384	74,190	(1,341,538)	34,789,315	704,033	—
NVIT Bond Index Fund, Class Y	19,930,482	218,022,370	21,396,925	31,402,307	(2,706,557)	(4,012,559)	201,297,872	5,682,966	111,279
NVIT Short Term Bond Fund, Class Y	7,521,846	82,598,492	5,725,766	11,042,057	(281,806)	(804,094)	76,196,301	1,933,451	—
Nationwide Risk-Based International Equity ETF	287,087	7,633,011	765,105	1,006,119	62,536	(921,667)	6,532,866	185,625	—
Nationwide Risk-Based U.S. Equity ETF	395,661	11,234,645	1,312,930	2,296,832	160,778	(753,436)	9,658,085	227,011	—
Nationwide Contract (a)(b)(c)	$166,150,458	180,231,539	15,417,875	29,498,956	—	—	166,150,458	4,655,438	—
Total		751,424,856	117,257,156	149,032,181	7,322,177	(39,162,504)	687,809,504	18,676,258	4,992,334

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

22

Notes to Financial Statements (Continued)

December 31, 2018

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $117,257,156 and sales of $149,032,181 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

23

Notes to Financial Statements (Continued)

December 31, 2018

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

24

Notes to Financial Statements (Continued)

December 31, 2018

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,421,816	$13,953,080	$28,374,896	$—	$28,374,896

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,497,326	$15,680,677	$30,178,003	$—	$30,178,003

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,621,560	$13,646,529	$15,268,089	$—	$(30,522,913)	$(15,254,824)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

25

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$718,332,417	$3,655,018	$(34,177,931)	$(30,522,913)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 9.39%.

The Fund designates $13,953,080, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $1,160,440 or $0.0160 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $122,876 or $0.0017 per outstanding share.

28

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

29

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

30

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

32

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

34

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

35

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

37

Annual Report

December 31, 2018

NVIT Investor Destinations Moderate Fund

AR-ID-MOD 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Moderate Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Moderate Fund (Class II) registered -5.68% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund and the underlying NVIT S&P 500 Index Fund, which registered -13.63% and -4.54%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. stocks in favor of international stocks and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund

3

Fund Commentary (cont.)	NVIT Investor Destinations Moderate Fund

will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	57.9%
Fixed Income Funds	31.6%
Investment Contract	10.6%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	22.9%
NVIT Bond Index Fund, Class Y	20.8%
NVIT International Index Fund, Class Y	18.6%
Nationwide Contract	10.6%
Nationwide Core Plus Bond Fund, Class R6	7.6%
NVIT Mid Cap Index Fund, Class Y	6.0%
NVIT Emerging Markets Fund, Class Y	3.4%
NVIT Short Term Bond Fund, Class Y	3.3%
Nationwide Ziegler Equity Income Fund, Class R6	2.9%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Other Holdings	2.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	(5.68)%	3.65%	7.40%
Class P	(5.53)%	3.81%	5.84%	[2]
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	7.97%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.83%
Class P	0.68%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	944.70	2.79	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	946.20	2.06	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Moderate Fund

Investment Companies 86.9%

	Shares	Value

Equity Funds 55.3%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	6,170,891	$70,903,541
NVIT Emerging Markets Fund, Class Y (a)	7,356,820	82,396,384
NVIT International Index Fund, Class Y (a)	51,279,107	446,641,020
NVIT Mid Cap Index Fund, Class Y (a)	7,008,137	145,348,753
NVIT S&P 500 Index Fund, Class Y (a)	34,635,110	552,430,000
NVIT Small Cap Index Fund, Class Y (a)	3,120,501	33,077,313

Total Equity Funds (cost $1,175,345,119)		1,330,797,011

Fixed Income Funds 31.6%
Nationwide Core Plus Bond Fund, Class R6 (a)	18,587,496	181,785,707
NVIT Bond Index Fund, Class Y (a)	49,468,678	499,633,645
NVIT Short Term Bond Fund, Class Y (a)	7,768,990	78,699,864

Total Fixed Income Funds (cost $802,565,756)		760,119,216

Total Investment Companies (cost $1,977,910,875)		2,090,916,227

Exchange Traded Funds 2.6%
Equity Funds 2.6%
Nationwide Risk-Based International Equity ETF (a)	1,072,010	24,394,338
Nationwide Risk-Based U.S. Equity ETF (a)	1,497,728	36,559,540

Total Exchange Traded Funds (cost $64,246,453)		60,953,878

Investment Contract 10.6%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$255,669,384	255,669,384

Total Investment Contract (cost $255,669,384)		255,669,384

Total Investments (cost $2,297,826,712) — 100.1%		2,407,539,489

Liabilities in excess of other assets — (0.1)%		(1,274,887)

NET ASSETS — 100.0%		$2,406,264,602

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,297,826,712)	$2,407,539,489
Cash	1,567,570
Security lending income receivable	2
Receivable for investments sold	1,020,213
Receivable for capital shares issued	17,280
Prepaid expenses	4,248

Total Assets	2,410,148,802

Liabilities:
Payable for investments purchased	1,577,530
Payable for capital shares redeemed	1,027,506
Accrued expenses and other payables:
Investment advisory fees	269,494
Fund administration fees	71,962
Distribution fees	518,434
Administrative servicing fees	337,120
Accounting and transfer agent fees	518
Trustee fees	1,143
Custodian fees	26,592
Compliance program costs (Note 3)	2,607
Professional fees	16,229
Printing fees	14,465
Other	20,600

Total Liabilities	3,884,200

Net Assets	$2,406,264,602

Represented by:
Capital	$2,100,456,280
Total distributable earnings (loss)	305,808,322

Net Assets	$2,406,264,602

Net Assets:
Class II Shares	$2,385,344,671
Class P Shares	20,919,931

Total	$2,406,264,602

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	215,577,881
Class P Shares	1,900,237

Total	217,478,118

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.06
Class P Shares	$11.01

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$55,002,761
Interest income from affiliated issuers	7,344,299
Income from securities lending (Note 2)	12

Total Income	62,347,072

EXPENSES:
Investment advisory fees	3,520,451
Fund administration fees	635,963
Distribution fees Class II Shares	6,716,407
Distribution fees Class P Shares	53,760
Administrative servicing fees Class II Shares	4,029,864
Professional fees	133,427
Printing fees	35,017
Trustee fees	80,875
Custodian fees	104,348
Accounting and transfer agent fees	1,979
Compliance program costs (Note 3)	10,897
Other	51,631

Total expenses before earnings credit	15,374,619

Earnings credit (Note 5)	(78)

Net Expenses	15,374,541

NET INVESTMENT INCOME	46,972,531

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	53,105,348
Net realized gains from transactions in investment securities of affiliated issuers	174,729,554

Net realized gains	227,834,902

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(418,853,616)

Net realized/unrealized losses	(191,018,714)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,046,183)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$46,972,531	$46,077,813
Net realized gains	227,834,902	219,833,316
Net change in unrealized appreciation/depreciation	(418,853,616)	79,015,064

Change in net assets resulting from operations	(144,046,183)	344,926,193

Distributions to Shareholders From:
Distributable earnings:
Class II	(263,745,031)	(215,635,096	)(a)
Class P	(2,255,097)	(1,589,268	)(a)

Change in net assets from shareholder distributions	(266,000,128)	(217,224,364)

Change in net assets from capital transactions	(63,979,469)	(39,110,561)

Change in net assets	(474,025,780)	88,591,268

Net Assets:
Beginning of year	2,880,290,382	2,791,699,114

End of year	$2,406,264,602	$2,880,290,382	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$31,119,025	$45,400,499
Dividends reinvested	263,745,031	215,635,096
Cost of shares redeemed	(362,301,214)	(302,479,445)

Total Class II Shares	(67,437,158)	(41,443,850)

Class P Shares
Proceeds from shares issued	2,355,432	1,893,974
Dividends reinvested	2,255,097	1,589,268
Cost of shares redeemed	(1,152,840)	(1,149,953)

Total Class P Shares	3,457,689	2,333,289

Change in net assets from capital transactions	$(63,979,469)	$(39,110,561)

SHARE TRANSACTIONS:
Class II Shares
Issued	2,453,709	3,480,914
Reinvested	22,129,140	16,896,114
Redeemed	(28,609,737)	(23,232,597)

Total Class II Shares	(4,026,888)	(2,855,569)

Class P Shares
Issued	186,908	145,817
Reinvested	190,287	124,886
Redeemed	(91,763)	(88,090)

Total Class P Shares	285,432	182,613

Total change in shares	(3,741,456)	(2,672,956)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $48,963,707 and $394,299 for Class II and Class P, respectively and net realized gains of $166,671,389 and $1,194,969 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $3,267,675.

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT Investor Destinations Moderate Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(144,046,183)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(199,470,605)
Proceeds from disposition of investment securities of affiliated issuers	544,912,560
Reinvestment of dividend income from affiliated issuers	(55,002,761)
Reinvestment of interest income from affiliated issuers	(7,344,299)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	418,853,616
Reinvestment of net realized gain distributions from affiliated underlying funds	(53,105,348)
Net realized gain from investment transactions with affiliated issuers	(174,729,554)
Decrease in receivable for investments sold	453,594
Increase in security lending income receivable	(2)
Decrease in prepaid expenses	244
Increase in payable for investments purchased	1,278,877
Decrease in investment advisory fees payable	(47,006)
Increase in fund administration fees payable	12,912
Decrease in distribution fees payable	(90,312)
Decrease in administrative servicing fees payable	(52,429)
Increase in accounting and transfer agent fees payable	142
Increase in trustee fees payable	706
Increase in custodian fees payable	5,961
Decrease in compliance program costs payable	(166)
Decrease in professional fees payable	(1,451)
Increase in printing fees payable	2,008
Increase in other payables	13,506

Net cash provided by operating activities	331,644,010

Cash flows used in financing activities:
Proceeds from shares issued	33,669,744
Cost of shares redeemed	(364,111,223)

Net cash used in financing activities	(330,441,479)

Net increase in cash	1,202,531

Cash:
Beginning of period	365,039

End of period	$1,567,570

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $266,000,128.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $115,452,408.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$13.02	0.22	(0.89)	(0.67)	(0.22)	(1.07)	(1.29)	$11.06	(5.68%	)	$2,385,344,671	0.57%	1.73%	0.57%	11.64%
Year Ended December 31, 2017	$12.47	0.21	1.37	1.58	(0.23)	(0.80)	(1.03)	$13.02	12.93%		$2,859,354,097	0.57%	1.62%	0.57%	10.36%
Year Ended December 31, 2016	$12.54	0.22	0.66	0.88	(0.24)	(0.71)	(0.95)	$12.47	7.14%		$2,773,909,639	0.57%	1.75%	0.57%	6.95%
Year Ended December 31, 2015	$13.36	0.21	(0.27)	(0.06)	(0.21)	(0.55)	(0.76)	$12.54	(0.33%	)	$2,864,321,016	0.57%	1.55%	0.57%	11.58%
Year Ended December 31, 2014	$12.92	0.21	0.46	0.67	(0.23)	–	(0.23)	$13.36	5.18%		$3,132,107,636	0.57%	1.62%	0.57%	18.62%

Class P Shares
Year Ended December 31, 2018	$12.97	0.26	(0.90)	(0.64)	(0.25)	(1.07)	(1.32)	$11.01	(5.53%	)	$20,919,931	0.42%	2.03%	0.42%	11.64%
Year Ended December 31, 2017	$12.42	0.24	1.36	1.60	(0.25)	(0.80)	(1.05)	$12.97	13.16%		$20,936,285	0.42%	1.86%	0.42%	10.36%
Year Ended December 31, 2016	$12.50	0.28	0.61	0.89	(0.26)	(0.71)	(0.97)	$12.42	7.28%		$17,789,475	0.42%	2.23%	0.42%	6.95%
Year Ended December 31, 2015	$13.32	0.24	(0.27)	(0.03)	(0.24)	(0.55)	(0.79)	$12.50	(0.15%	)	$13,041,242	0.42%	1.83%	0.42%	11.58%
Year Ended December 31, 2014	$12.89	0.28	0.40	0.68	(0.25)	–	(0.25)	$13.32	5.31%		$13,422,189	0.42%	2.08%	0.42%	18.62%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019,

16

Notes to Financial Statements (Continued)

December 31, 2018

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$60,953,878	$—	$—	$60,953,878
Investment Companies	2,090,916,227	—	—	2,090,916,227
Investment Contract	—	—	255,669,384	255,669,384
Total	$2,151,870,105	$—	$255,669,384	$2,407,539,489

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$286,310,484	$286,310,484
Purchases*	10,616,302	10,616,302
Sales	(41,257,402)	(41,257,402)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$255,669,384	$255,669,384

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

17

Notes to Financial Statements (Continued)

December 31, 2018

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

18

Notes to Financial Statements (Continued)

December 31, 2018

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously

19

Notes to Financial Statements (Continued)

December 31, 2018

seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Fund did not have any portfolio securities on loan.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if

20

Notes to Financial Statements (Continued)

December 31, 2018

bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the Fund did not invest in any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible

21

Notes to Financial Statements (Continued)

December 31, 2018

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $635,963 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

22

Notes to Financial Statements (Continued)

December 31, 2018

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $10,897.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $4,029,864.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	6,170,891	88,214,639	14,499,948	12,588,449	1,528,949	(20,751,546)	70,903,541	1,795,901	12,704,047
NVIT Emerging Markets Fund, Class Y	7,356,820	—	98,421,673	—	—	(16,025,289)	82,396,384	802,837	—
NVIT International Index Fund, Class Y	51,279,107	462,802,929	98,344,286	29,161,549	7,323,987	(92,668,633)	446,641,020	14,139,501	—
NVIT Mid Cap Index Fund, Class Y	7,008,137	289,295,184	18,092,231	127,885,781	46,354,347	(80,507,228)	145,348,753	2,471,946	15,620,286
NVIT S&P 500 Index Fund, Class Y	34,635,110	706,093,420	31,791,289	135,331,826	92,934,643	(143,057,526)	552,430,000	10,873,019	19,735,986
NVIT Small Cap Index Fund, Class Y	3,120,501	116,656,901	5,276,393	82,497,440	28,862,294	(35,220,835)	33,077,313	537,438	4,738,955

23

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Core Plus Bond Fund, Class R6	18,587,496	200,023,786	8,846,108	18,491,526	(748,960)	(7,843,701)	181,785,707	6,495,678	15,011
NVIT Bond Index Fund, Class Y	49,468,678	575,075,914	24,749,311	82,765,798	(1,777,077)	(15,648,705)	499,633,645	14,318,582	291,063
NVIT Short Term Bond Fund, Class Y	7,768,990	85,186,775	2,707,942	8,078,369	(203,433)	(913,051)	78,699,864	2,000,288	—
Nationwide Risk-Based International Equity ETF	1,072,010	28,524,266	697,757	1,513,010	68,026	(3,382,701)	24,394,338	693,139	—
Nationwide Risk-Based U.S. Equity ETF	1,497,728	43,468,800	879,773	5,341,410	386,778	(2,834,401)	36,559,540	874,432	—
Nationwide Contract (a)(b)(c)	$255,669,384	286,310,484	10,616,302	41,257,402	—	—	255,669,384	7,344,299	—
Total		2,881,653,098	314,923,013	544,912,560	174,729,554	(418,853,616)	2,407,539,489	62,347,060	53,105,348

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more

24

Notes to Financial Statements (Continued)

December 31, 2018

favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $314,923,013 and sales of $544,912,560 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file

25

Notes to Financial Statements (Continued)

December 31, 2018

the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$47,785,722	$218,214,406	$266,000,128	$—	$266,000,128

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$49,364,301	$167,860,063	$217,224,364	$—	$217,224,364

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,530,511	$222,108,968	$227,639,479	$—	$78,168,843	$305,808,322

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,329,370,646	$217,788,472	$(139,619,629)	$78,168,843

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 29.78%.

The Fund designates $218,214,406, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $11,575,718 or $0.0532 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $1,176,978 or $0.0054 per outstanding share.

29

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

30

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

31

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

33

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

35

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

36

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

38

Annual Report

December 31, 2018

NVIT Investor Destinations Moderately Aggressive Fund

AR-ID-MAG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Moderately Aggressive Fund (Class II) registered -7.73% versus -6.74% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 70% to 85% Equity (consisting of 133 funds as of December 31, 2018), was -7.84% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

One of the Fund’s 11 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract returned 2.74% and was the only contributor to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying NVIT International Index Fund and the underlying NVIT S&P 500 Index Fund, which registered -13.63% and -4.54%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to mid- and small-capitalization U.S. stocks in favor of U.S. large-capitalization stocks, international stocks, and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderately Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA).

3

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.0%
Fixed Income Funds	17.8%
Investment Contract	3.3%
Repurchase Agreements††	0.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	29.4%
NVIT International Index Fund, Class Y	25.1%
NVIT Bond Index Fund, Class Y	12.4%
NVIT Mid Cap Index Fund, Class Y	11.0%
Nationwide Core Plus Bond Fund, Class R6	5.4%
NVIT Emerging Markets Fund, Class Y	4.0%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.5%
Nationwide Contract	3.3%
Nationwide Ziegler Equity Income Fund, Class R6	2.0%
Nationwide Risk-Based International Equity ETF	2.0%
Other Holdings*	1.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	(7.73)%	4.00%	8.81%
Class P	(7.61)%	4.15%	7.00%	[2]
Morningstar® Moderately Aggressive Target Risk Index	(6.74)%	4.60%	9.48%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.84%
Class P	0.69%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Morningstar® Moderately Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	920.10	2.76	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	920.60	2.03	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Moderately Aggressive Fund

Investment Companies 91.3%

	Shares	Value

Equity Funds 73.5%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,806,645	$20,758,355
NVIT Emerging Markets Fund, Class Y (a)	3,653,269	40,916,618
NVIT International Index Fund, Class Y (a)	29,272,381	254,962,438
NVIT Mid Cap Index Fund, Class Y (a)	5,418,118	112,371,763
NVIT S&P 500 Index Fund, Class Y (a)	18,752,546	299,103,106
NVIT Small Cap Index Fund, Class Y (a)	1,836,772	19,469,780

Total Equity Funds (cost $649,926,990)		747,582,060

Fixed Income Funds 17.8%
Nationwide Core Plus Bond Fund, Class R6 (a)	5,581,672	54,588,755
NVIT Bond Index Fund, Class Y (a)	12,471,051	125,957,611

Total Fixed Income Funds (cost $191,383,603)		180,546,366

Total Investment Companies (cost $841,310,593)		928,128,426

Exchange Traded Funds 5.5%
Equity Funds 5.5%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)(b)	1,425,571	35,354,161
Nationwide Risk-Based International Equity ETF (a)	903,791	20,566,397

Total Exchange Traded Funds (cost $58,309,653)		55,920,558

Investment Contract 3.3%

	Principal Amount

Nationwide Contract, 2.65% (a)(c)(d)(e)	$33,172,353	33,172,353

Total Investment Contract (cost $33,172,353)		33,172,353

Repurchase Agreements 0.0%†
	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $3,051, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $3,111. (f)	$3,050	$3,050
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $2,001, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $2,040. (f)	2,000	2,000

Total Repurchase Agreements (cost $5,050)		5,050

Total Investments (cost $932,797,649) — 100.1%		1,017,226,387

Liabilities in excess of other assets — (0.1)%		(567,174)

NET ASSETS — 100.0%		$1,016,659,213

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $4,960, which was collateralized by cash used to purchase repurchase agreements with a total value of $5,050.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Value determined using significant unobservable inputs.

(e)	Fair valued security.

(f)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $932,792,599)	$1,017,221,337
Repurchase agreements, at value (cost $5,050)	5,050
Cash	1,190,580
Security lending income receivable	10
Receivable for investments sold	326,845
Receivable for capital shares issued	92,600
Prepaid expenses	1,844

Total Assets	1,018,838,266

Liabilities:
Payable for investments purchased	592,738
Payable for capital shares redeemed	1,017,284
Payable upon return of securities loaned (Note 2)	5,050
Accrued expenses and other payables:
Investment advisory fees	114,560
Fund administration fees	36,559
Distribution fees	220,384
Administrative servicing fees	147,754
Accounting and transfer agent fees	290
Trustee fees	526
Custodian fees	8,217
Compliance program costs (Note 3)	1,123
Professional fees	12,793
Printing fees	9,359
Other	12,416

Total Liabilities	2,179,053

Net Assets	$1,016,659,213

Represented by:
Capital	$860,011,340
Total distributable earnings (loss)	156,647,873

Net Assets	$1,016,659,213

Net Assets:
Class II Shares	$958,861,754
Class P Shares	57,797,459

Total	$1,016,659,213

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	82,825,986
Class P Shares	5,033,122

Total	87,859,108

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.58
Class P Shares	$11.48

*	Includes value of securities on loan of $4,960 (Note 2).

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$23,950,199
Interest income from affiliated issuers	960,079
Income from securities lending (Note 2)	12

Total Income	24,910,290

EXPENSES:
Investment advisory fees	1,524,816
Fund administration fees	298,202
Distribution fees Class II Shares	2,785,072
Distribution fees Class P Shares	147,296
Administrative servicing fees Class II Shares	1,671,051
Professional fees	66,446
Printing fees	23,348
Trustee fees	35,048
Custodian fees	41,355
Accounting and transfer agent fees	1,093
Compliance program costs (Note 3)	4,723
Other	24,249

Total expenses before earnings credit	6,622,699

Earnings credit (Note 5)	(16)

Net Expenses	6,622,683

NET INVESTMENT INCOME	18,287,607

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	29,349,121
Net realized gains from transactions in investment securities of affiliated issuers	73,989,199

Net realized gains	103,338,320

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(206,363,195)

Net realized/unrealized losses	(103,024,875)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(84,737,268)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$18,287,607	$18,341,855
Net realized gains	103,338,320	111,032,688
Net change in unrealized appreciation/depreciation	(206,363,195)	58,952,046

Change in net assets resulting from operations	(84,737,268)	188,326,589

Distributions to Shareholders From:
Distributable earnings:
Class II	(121,578,001)	(92,926,181	)(a)
Class P	(6,967,930)	(4,147,217	)(a)

Change in net assets from shareholder distributions	(128,545,931)	(97,073,398)

Change in net assets from capital transactions	(13,758,060)	(35,398,697)

Change in net assets	(227,041,259)	55,854,494

Net Assets:
Beginning of year	1,243,700,472	1,187,845,978

End of year	$1,016,659,213	$1,243,700,472	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$15,813,509	$19,351,447
Dividends reinvested	121,578,001	92,926,181
Cost of shares redeemed	(165,276,486)	(159,156,486)

Total Class II Shares	(27,884,976)	(46,878,858)

Class P Shares
Proceeds from shares issued	8,671,914	10,063,618
Dividends reinvested	6,967,930	4,147,217
Cost of shares redeemed	(1,512,928)	(2,730,674)

Total Class P Shares	14,126,916	11,480,161

Change in net assets from capital transactions	$(13,758,060)	$(35,398,697)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,148,488	1,397,670
Reinvested	9,471,590	6,794,801
Redeemed	(12,016,653)	(11,436,688)

Total Class II Shares	(1,396,575)	(3,244,217)

12

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	641,947	726,594
Reinvested	547,990	304,832
Redeemed	(110,387)	(198,628)

Total Class P Shares	1,079,550	832,798

Total change in shares	(317,025)	(2,411,419)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $18,639,084 and $955,708 for Class II and Class P, respectively and net realized gains of $74,287,097 and $3,191,509 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,564,564.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$14.11	0.21	(1.17)	(0.96)	(0.21)	(1.36)	(1.57)	$11.58	(7.73%	)	$958,861,754	0.57%	1.54%	0.57%	10.53%
Year Ended December 31, 2017	$13.12	0.21	1.92	2.13	(0.22)	(0.92)	(1.14)	$14.11	16.68%		$1,188,296,474	0.57%	1.49%	0.57%	11.81%
Year Ended December 31, 2016	$13.29	0.22	0.86	1.08	(0.23)	(1.02)	(1.25)	$13.12	8.48%		$1,147,160,227	0.57%	1.63%	0.57%	7.23%
Year Ended December 31, 2015	$13.87	0.19	(0.29)	(0.10)	(0.21)	(0.27)	(0.48)	$13.29	(0.73%	)	$1,198,968,643	0.57%	1.38%	0.57%	10.79%
Year Ended December 31, 2014	$13.44	0.22	0.45	0.67	(0.24)	—	(0.24)	$13.87	4.96%		$1,389,636,672	0.57%	1.58%	0.57%	10.88%

Class P Shares
Year Ended December 31, 2018	$14.01	0.26	(1.19)	(0.93)	(0.24)	(1.36)	(1.60)	$11.48	(7.61%	)	$57,797,459	0.42%	1.90%	0.42%	10.53%
Year Ended December 31, 2017	$13.04	0.26	1.88	2.14	(0.25)	(0.92)	(1.17)	$14.01	16.83%		$55,403,998	0.42%	1.86%	0.42%	11.81%
Year Ended December 31, 2016	$13.22	0.27	0.83	1.10	(0.26)	(1.02)	(1.28)	$13.04	8.64%		$40,685,751	0.42%	2.08%	0.42%	7.23%
Year Ended December 31, 2015	$13.81	0.26	(0.34)	(0.08)	(0.24)	(0.27)	(0.51)	$13.22	(0.59%	)	$30,179,494	0.42%	1.88%	0.42%	10.79%
Year Ended December 31, 2014	$13.39	0.29	0.39	0.68	(0.26)	—	(0.26)	$13.81	5.11%		$22,421,009	0.42%	2.15%	0.42%	10.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ ESS”), (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019,

16

Notes to Financial Statements (Continued)

December 31, 2018

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$55,920,558	$—	$—	$55,920,558
Investment Companies	928,128,426	—	—	928,128,426
Investment Contract	—	—	33,172,353	33,172,353
Repurchase Agreements	—	5,050	—	5,050
Total	$984,048,984	$5,050	$33,172,353	$1,017,226,387

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$36,881,368	$36,881,368
Purchases*	1,363,874	1,363,874
Sales	(5,072,889)	(5,072,889)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$33,172,353	$33,172,353

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the

17

Notes to Financial Statements (Continued)

December 31, 2018

Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

18

Notes to Financial Statements (Continued)

December 31, 2018

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

19

Notes to Financial Statements (Continued)

December 31, 2018

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $5,050, which was comprised of cash. The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the

20

Notes to Financial Statements (Continued)

December 31, 2018

security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$3,050	$—	$3,050	$(3,050)	$—
Pershing LLC	2,000	—	2,000	(2,000)	—
Total	$5,050	$—	$5,050	$(5,050)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

21

Notes to Financial Statements (Continued)

December 31, 2018

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $298,202 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $4,723.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

23

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,671,051.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.   Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,806,645	25,612,642	4,270,122	3,455,105	284,197	(5,953,501)	20,758,355	520,888	3,719,351
NVIT Emerging Markets Fund, Class Y	3,653,269	—	48,851,764	—	—	(7,935,146)	40,916,618	397,623	—
NVIT International Index Fund, Class Y	29,272,381	299,435,552	20,521,939	16,749,963	4,309,665	(52,554,755)	254,962,438	8,074,965	—
NVIT Mid Cap Index Fund, Class Y	5,418,118	149,775,022	13,952,082	23,787,664	10,612,101	(38,179,778)	112,371,763	1,910,683	12,041,398
NVIT S&P 500 Index Fund, Class Y	18,752,546	367,164,230	20,493,541	60,883,630	41,365,824	(69,036,859)	299,103,106	5,888,803	10,758,112
NVIT Small Cap Index Fund, Class Y	1,836,772	87,445,143	3,065,433	68,040,947	18,069,314	(21,069,163)	19,469,780	316,263	2,749,171
Nationwide Core Plus Bond Fund, Class R6	5,581,672	61,246,542	2,971,840	6,973,586	(314,739)	(2,341,302)	54,588,755	2,004,888	4,508
NVIT Bond Index Fund, Class Y	12,471,051	148,106,877	7,237,298	24,896,465	(1,123,978)	(3,366,121)	125,957,611	3,645,505	76,581
Nationwide Maximum Diversification U.S. Core Equity ETF	1,425,571	44,534,761	592,738	7,503,916	733,658	(3,003,080)	35,354,161	589,113	—
Nationwide Risk-Based International Equity ETF	903,791	24,517,923	—	1,081,193	53,157	(2,923,490)	20,566,397	601,468	—
Nationwide Contract (a)(b)(c)	$33,172,353	36,881,368	1,363,874	5,072,889	—	—	33,172,353	960,079	—
Total		1,244,720,060	123,320,631	218,445,358	73,989,199	(206,363,195)	1,017,221,337	24,910,278	29,349,121

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

24

Notes to Financial Statements (Continued)

December 31, 2018

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and etf.nationwide.com for series of ESS.

5.   Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.   Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $123,320,631 and sales of $218,445,358 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.   Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an

25

Notes to Financial Statements (Continued)

December 31, 2018

investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.   New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to

26

Notes to Financial Statements (Continued)

December 31, 2018

shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,471,993	$110,073,938	$128,545,931	$—	$128,545,931

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,594,792	$77,478,606	$97,073,398	$—	$97,073,398

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,342,466	$100,837,183	$104,179,649	$—	$52,468,224	$156,647,873

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

27

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$964,758,163	$109,292,185	$(56,823,961)	$52,468,224

11.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderately Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

29

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 39.53%.

The Fund designates $110,073,938, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $6,618,591 or $0.0753 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $674,027 or $0.0077 per outstanding share.

30

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

31

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

32

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

33

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

34

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

36

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

37

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

38

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

39

Annual Report

December 31, 2018

NVIT Investor Destinations Moderately Conservative Fund

AR-ID-MCON 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Moderately Conservative Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Moderately Conservative Fund (Class II) registered -3.73% versus -2.87% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index*, and 0.01% for its former benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 170 funds as of December 31, 2018), was -4.37% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund (Class Y) returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund (Class Y) and the underlying NVIT S&P 500 Index Fund (Class Y), which registered -13.63% and -4.54%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. stocks in favor of international stocks and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

* The Fund changed its benchmark on April 30, 2018, from the Bloomberg Barclays U.S. Aggregate Bond Index to the Morningstar Moderately Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of

3

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Conservative Fund

its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	45.8%
Equity Funds	37.7%
Investment Contract	16.6%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	25.6%
Nationwide Contract	16.6%
NVIT S&P 500 Index Fund, Class Y	13.2%
NVIT International Index Fund, Class Y	12.4%
Nationwide Core Plus Bond Fund, Class R6	9.5%
NVIT Short Term Bond Fund, Class Y	7.4%
NVIT Mid Cap Index Fund, Class Y	4.0%
Nationwide Inflation-Protected Securities Fund, Class R6	3.2%
Nationwide Ziegler Equity Income Fund, Class R6	2.9%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Other Holdings	3.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	(3.73)%	3.08%	5.83%
Class P	(3.58)%	3.22%	4.43%	[2]
Morningstar® Moderately Conservative Target Risk Index	(2.87)%	3.46%	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Morningstar® Moderately Conservative Target Risk Index (current benchmark), the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	966.10	2.87	0.58
	Hypothetical	(c)(d)	1,000.00	1,022.28	2.96	0.58
Class P Shares	Actual	(c)	1,000.00	966.80	2.13	0.43
	Hypothetical	(c)(d)	1,000.00	1,023.04	2.19	0.43

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Moderately Conservative Fund

Investment Companies 81.0%

	Shares	Value

Equity Funds 35.2%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,040,992	$23,451,003
NVIT Emerging Markets Fund, Class Y (a)	1,012,513	11,340,149
NVIT International Index Fund, Class Y (a)	11,500,706	100,171,146
NVIT Mid Cap Index Fund, Class Y (a)	1,567,309	32,505,986
NVIT S&P 500 Index Fund, Class Y (a)	6,652,831	106,112,647
NVIT Small Cap Index Fund, Class Y (a)	1,002,636	10,627,936

Total Equity Funds (cost $272,610,708)		284,208,867

Fixed Income Funds 45.8%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,862,909	76,899,252
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,749,877	26,041,339
NVIT Bond Index Fund, Class Y (a)	20,428,331	206,326,141
NVIT Short Term Bond Fund, Class Y (a)	5,895,088	59,717,246

Total Fixed Income Funds (cost $387,968,800)		368,983,978

Total Investment Companies (cost $660,579,508)		653,192,845

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	349,952	7,963,403
Nationwide Risk-Based U.S. Equity ETF (a)	491,642	12,000,981

Total Exchange Traded Funds (cost $21,042,052)		19,964,384

Investment Contract 16.6%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$133,630,827	133,630,827

Total Investment Contract (cost $133,630,827)		133,630,827

Total Investments (cost $815,252,387) — 100.1%		806,788,056

Liabilities in excess of other assets — (0.1)%		(438,930)

NET ASSETS — 100.0%		$806,349,126

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $815,252,387)	$806,788,056
Cash	513,312
Receivable for capital shares issued	710,242
Prepaid expenses	1,384

Total Assets	808,012,994

Liabilities:
Payable for investments purchased	704,736
Payable for capital shares redeemed	518,800
Accrued expenses and other payables:
Investment advisory fees	89,978
Fund administration fees	30,639
Distribution fees	173,092
Administrative servicing fees	106,705
Accounting and transfer agent fees	239
Trustee fees	349
Custodian fees	8,787
Compliance program costs (Note 3)	858
Professional fees	11,939
Printing fees	7,053
Other	10,693

Total Liabilities	1,663,868

Net Assets	$806,349,126

Represented by:
Capital	$774,950,868
Total distributable earnings (loss)	31,398,258

Net Assets	$806,349,126

Net Assets:
Class II Shares	$804,423,216
Class P Shares	1,925,910

Total	$806,349,126

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	79,361,783
Class P Shares	191,301

Total	79,553,084

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.14
Class P Shares	$10.07

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$17,820,241
Interest income from affiliated issuers	3,832,731

Total Income	21,652,972

EXPENSES:
Investment advisory fees	1,149,984
Fund administration fees	234,753
Distribution fees Class II Shares	2,206,690
Distribution fees Class P Shares	4,842
Administrative servicing fees Class II Shares	1,324,020
Professional fees	53,356
Printing fees	19,744
Trustee fees	26,430
Custodian fees	34,130
Accounting and transfer agent fees	893
Compliance program costs (Note 3)	3,559
Other	19,223

Total expenses before earnings credit	5,077,624

Earnings credit (Note 5)	(16)

Net Expenses	5,077,608

NET INVESTMENT INCOME	16,575,364

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	13,081,405
Net realized gains from transactions in investment securities of affiliated issuers	32,325,734

Net realized gains	45,407,139

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(93,943,638)

Net realized/unrealized losses	(48,536,499)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,961,135)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$16,575,364	$16,088,874
Net realized gains	45,407,139	48,572,883
Net change in unrealized appreciation/depreciation	(93,943,638)	17,439,863

Change in net assets resulting from operations	(31,961,135)	82,101,620

Distributions to Shareholders From:
Distributable earnings:
Class II	(64,021,276)	(56,026,046	)(a)
Class P	(151,470)	(111,808	)(a)

Change in net assets from shareholder distributions	(64,172,746)	(56,137,854)

Change in net assets from capital transactions	(29,340,720)	(33,117,727)

Change in net assets	(125,474,601)	(7,153,961)

Net Assets:
Beginning of year	931,823,727	938,977,688

End of year	$806,349,126	$931,823,727	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,861,744	$16,313,596
Dividends reinvested	64,021,276	56,026,046
Cost of shares redeemed	(110,479,633)	(105,509,350)

Total Class II Shares	(29,596,613)	(33,169,708)

Class P Shares
Proceeds from shares issued	296,524	518,528
Dividends reinvested	151,470	111,808
Cost of shares redeemed	(192,101)	(578,355)

Total Class P Shares	255,893	51,981

Change in net assets from capital transactions	$(29,340,720)	$(33,117,727)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,521,326	1,427,273
Reinvested	6,014,348	4,972,540
Redeemed	(9,965,135)	(9,245,723)

Total Class II Shares	(2,429,461)	(2,845,910)

Class P Shares
Issued	27,098	45,663
Reinvested	14,342	9,968
Redeemed	(17,592)	(50,549)

Total Class P Shares	23,848	5,082

Total change in shares	(2,405,613)	(2,840,828)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $17,017,764 and $37,421 for Class II and Class P, respectively and net realized gains of $39,008,282 and $74,387 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,151,515.

The accompanying notes are an integral part of these financial statements.

12

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT Investor Destinations Moderately Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(31,961,135)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(60,690,329)
Proceeds from disposition of investment securities of affiliated issuers	159,295,849
Reinvestment of dividend income from affiliated issuers	(17,820,241)
Reinvestment of interest income from affiliated issuers	(3,832,731)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	93,943,638
Reinvestment of net realized gain distributions from affiliated underlying funds	(13,081,405)
Net realized gain from investment transactions with affiliated issuers	(32,325,734)
Decrease in receivable for investments sold	236,380
Decrease in prepaid expenses	111
Increase in payable for investments purchased	607,747
Decrease in investment advisory fees payable	(12,740)
Increase in fund administration fees payable	6,948
Decrease in distribution fees payable	(24,473)
Decrease in administrative servicing fees payable	(14,186)
Increase in accounting and transfer agent fees payable	65
Increase in trustee fees payable	206
Increase in custodian fees payable	1,813
Decrease in compliance program costs payable	(49)
Decrease in professional fees payable	(794)
Decrease in printing fees payable	(282)
Increase in other payables	6,436

Net cash provided by operating activities	94,335,094

Cash flows used in financing activities:
Proceeds from shares issued	16,498,398
Cost of shares redeemed	(110,439,167)

Net cash used in financing activities	(93,940,769)

Net increase in cash	394,325

Cash:
Beginning of period	118,987

End of period	$513,312

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $64,172,746.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $34,734,377.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$11.37	0.21	(0.61)	(0.40)	(0.21)	(0.62)	(0.83)	$10.14	(3.73%	)	$804,423,216	0.57%	1.87%	0.57%	10.79%
Year Ended December 31, 2017	$11.07	0.20	0.80	1.00	(0.21)	(0.49)	(0.70)	$11.37	9.21%		$929,931,161	0.57%	1.72%	0.57%	10.93%
Year Ended December 31, 2016	$11.08	0.21	0.42	0.63	(0.22)	(0.42)	(0.64)	$11.07	5.70%		$937,189,821	0.57%	1.84%	0.57%	10.47%
Year Ended December 31, 2015	$11.90	0.19	(0.20)	(0.01)	(0.19)	(0.62)	(0.81)	$11.08	(0.03%	)	$923,312,331	0.57%	1.63%	0.57%	12.79%
Year Ended December 31, 2014	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	$11.90	4.74%		$981,996,258	0.57%	1.75%	0.57%	28.12%

Class P Shares
Year Ended December 31, 2018	$11.30	0.24	(0.62)	(0.38)	(0.23)	(0.62)	(0.85)	$10.07	(3.58%	)	$1,925,910	0.42%	2.14%	0.42%	10.79%
Year Ended December 31, 2017	$11.01	0.22	0.79	1.01	(0.23)	(0.49)	(0.72)	$11.30	9.33%		$1,892,566	0.42%	1.90%	0.42%	10.93%
Year Ended December 31, 2016	$11.03	0.23	0.41	0.64	(0.24)	(0.42)	(0.66)	$11.01	5.83%		$1,787,867	0.42%	2.10%	0.42%	10.47%
Year Ended December 31, 2015	$11.85	0.23	(0.21)	0.02	(0.22)	(0.62)	(0.84)	$11.03	0.16%		$1,265,624	0.42%	1.96%	0.42%	12.79%
Year Ended December 31, 2014	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	$11.85	4.88%		$1,069,946	0.42%	2.39%	0.42%	28.12%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(e)	Annualized for period less than one year.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period

16

Notes to Financial Statements (Continued)

December 31, 2018

from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$19,964,384	$—	$—	$19,964,384
Investment Companies	653,192,845	—	—	653,192,845
Investment Contract	—	—	133,630,827	133,630,827
Total	$673,157,229	$—	$133,630,827	$806,788,056

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$148,996,282	$148,996,282
Purchases*	5,122,249	5,122,249
Sales	(20,487,704)	(20,487,704)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$133,630,827	$133,630,827

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

17

Notes to Financial Statements (Continued)

December 31, 2018

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

18

Notes to Financial Statements (Continued)

December 31, 2018

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

19

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings (loss).

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

20

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $234,753 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $3,559.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative

21

Notes to Financial Statements (Continued)

December 31, 2018

support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,324,020.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	2,040,992	28,335,398	4,909,300	3,454,687	504,119	(6,843,127)	23,451,003	583,034	4,201,802
NVIT Emerging Markets Fund, Class Y	1,012,513	—	13,553,188	—	—	(2,213,039)	11,340,149	110,494	—
NVIT International Index Fund, Class Y	11,500,706	84,265,297	41,160,155	5,889,605	1,664,871	(21,029,572)	100,171,146	3,151,882	—
NVIT Mid Cap Index Fund, Class Y	1,567,309	74,724,464	4,053,411	38,841,299	8,586,958	(16,017,548)	32,505,986	552,916	3,500,495
NVIT S&P 500 Index Fund, Class Y	6,652,831	144,398,247	8,614,949	37,665,296	19,439,304	(28,674,557)	106,112,647	2,077,556	3,748,804
NVIT Small Cap Index Fund, Class Y	1,002,636	18,859,478	1,678,366	7,217,727	3,143,502	(5,835,683)	10,627,936	172,648	1,505,718
Nationwide Core Plus Bond Fund, Class R6	7,862,909	83,778,616	3,435,326	6,723,247	(260,443)	(3,331,000)	76,899,252	2,721,741	6,350
Nationwide Inflation-Protected Securities Fund, Class R6	2,749,877	27,980,962	756,423	1,755,195	38,771	(979,622)	26,041,339	524,396	—
NVIT Bond Index Fund, Class Y	20,428,331	232,386,609	9,673,082	28,657,358	(772,938)	(6,303,254)	206,326,141	5,896,239	118,236
NVIT Short Term Bond Fund, Class Y	5,895,088	65,161,053	1,897,935	6,491,199	(161,048)	(689,495)	59,717,246	1,516,023	—
Nationwide Risk-Based International Equity ETF	349,952	9,371,583	227,761	558,375	28,757	(1,106,323)	7,963,403	226,272	—
Nationwide Risk-Based U.S. Equity ETF	491,642	14,019,114	342,561	1,554,157	113,881	(920,418)	12,000,981	287,040	—
Nationwide Contract (a)(b)(c)	$133,630,827	148,996,282	5,122,249	20,487,704	—	—	133,630,827	3,832,731	—
Total		932,277,103	95,424,706	159,295,849	32,325,734	(93,943,638)	806,788,056	21,652,972	13,081,405

22

Notes to Financial Statements (Continued)

December 31, 2018

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

23

Notes to Financial Statements (Continued)

December 31, 2018

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $95,4242,706 and sales of $159,295,849 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

24

Notes to Financial Statements (Continued)

December 31, 2018

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,641,885	$47,530,861	$64,172,746	$—	$64,172,746

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,055,185	$39,082,669	$56,137,854	$—	$56,137,854

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,971,772	$42,382,651	$44,354,423	$—	$(12,956,165)	$31,398,258

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$819,744,221	$32,558,850	$(45,515,015)	$(12,956,165)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderately Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.51%.

The Fund designates $47,530,861, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $2,593,437 or $0.0326 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $249,165 or $0.0031 per outstanding share.

28

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

29

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

30

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

32

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

34

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

35

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

37

Annual Report

December 31, 2018

NVIT DFA Capital Appreciation Fund

AR-DFA-CAP 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT DFA Capital Appreciation Fund

For the annual period ended December 31, 2018, the NVIT DFA Capital Appreciation Fund (Class II) registered -10.19% versus -6.74% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, World Allocation (consisting of 77 funds as of December 31, 2018) was -7.18% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Two of the Fund’s 10 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying DFA VA Global Bond Portfolio returned 2.74% and 1.75%, respectively. The two largest detractors from Fund returns were the underlying DFA VA US Large Value Portfolio and the underlying DFA VA International Value Portfolio, which registered -12.12% and -17.08%, respectively, during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. small-capitalization stocks, international value stocks and international small-capitalization stocks in favor of U.S. large-capitalization stocks, international growth stocks and emerging markets stocks.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderately Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund

3

Fund Commentary (cont.)	NVIT DFA Capital Appreciation Fund

will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT DFA Capital Appreciation Fund

Asset Allocation†

Equity Funds	84.7%
Investment Contract	8.2%
Fixed Income Fund	7.3%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	22.9%
DFA VA U.S. Large Value Portfolio	17.7%
DFA VA International Value Portfolio	14.1%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	9.2%
Nationwide Contract	8.2%
DFA International Large Cap Growth Portfolio	8.1%
DFA VA Global Bond Portfolio	7.2%
DFA U.S. Small Cap Portfolio, Institutional Class	5.7%
DFA Real Estate Securities Portfolio, Institutional Class	4.9%
DFA VA International Small Portfolio	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT DFA Capital Appreciation Fund

Average Annual Total Return1

(For the periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception[2]
Class II	(10.19)%	3.33%	6.04%
Class P	(10.06)%	3.48%	6.20%
Morningstar® Moderately Aggressive Target Risk Index	(6.74)%	4.60%	6.72%
Russell 3000® Index	(5.24)%	7.91%	11.26%
CPI	1.91%	1.51%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.50%	0.92%
Class P	1.35%	0.77%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT DFA Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT DFA Capital Appreciation Fund since inception through 12/31/18 versus performance of the Morningstar® Moderately Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT DFA Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Capital Appreciation Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	906.30	3.08	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64
Class P Shares	Actual	(c)	1,000.00	906.40	2.35	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT DFA Capital Appreciation Fund

Investment Companies 92.0%

	Shares	Value

Equity Funds 84.7%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	108,132	$2,081,538
DFA International Large Cap Growth Portfolio	162,935	1,829,760
DFA Real Estate Securities Portfolio, Institutional Class	33,826	1,105,783
DFA U.S. Core Equity 1 Portfolio, Institutional Class	251,467	5,167,653
DFA U.S. Small Cap Portfolio, Institutional Class	43,419	1,291,707
DFA VA International Small Portfolio	42,288	443,598
DFA VA International Value Portfolio	290,625	3,182,344
DFA VA U.S. Large Value Portfolio	177,716	4,000,392

Total Equity Funds (cost $21,577,096)		19,102,775

Fixed Income Fund 7.3%
DFA VA Global Bond Portfolio	157,924	1,629,774

Total Fixed Income Fund (cost $1,687,295)

Total Investment Companies (cost $23,264,391)		20,732,549

Investment Contract 8.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$1,855,523	1,855,523

Total Investment Contract (cost $1,855,523)		1,855,523

Total Investments (cost $25,119,914) — 100.2%		22,588,072

Liabilities in excess of other assets — (0.2)%		(34,897)

NET ASSETS — 100.0%		$22,553,175

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT DFA Capital Appreciation Fund
Assets:
Investment security of affiliated issuer, at value (cost $1,855,523)	$1,855,523
Investment securities of unaffiliated issuers, at value (cost $23,264,391)	20,732,549
Cash	453
Receivable for investments sold	37,285
Reimbursement from investment adviser (Note 3)	7,403
Prepaid expenses	30

Total Assets	22,633,243

Liabilities:
Payable for capital shares redeemed	37,738
Accrued expenses and other payables:
Investment advisory fees	3,323
Fund administration fees	10,783
Distribution fees	4,887
Administrative servicing fees	2,388
Accounting and transfer agent fees	55
Trustee fees	9
Custodian fees	41
Compliance program costs (Note 3)	25
Professional fees	9,718
Printing fees	4,787
Other	6,314

Total Liabilities	80,068

Net Assets	$22,553,175

Represented by:
Capital	$24,852,558
Total distributable earnings (loss)	(2,299,383)

Net Assets	$22,553,175

Net Assets:
Class II Shares	$19,706,919
Class P Shares	2,846,256

Total	$22,553,175

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,739,520
Class P Shares	261,543

Total	2,001,063

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.33
Class P Shares	$10.88

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT DFA Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$503,092
Interest income from affiliated issuers	46,648

Total Income	549,740

EXPENSES:
Investment advisory fees	36,690
Fund administration fees	45,344
Distribution fees Class II Shares	47,392
Distribution fees Class P Shares	6,564
Administrative servicing fees Class II Shares	28,436
Professional fees	16,609
Printing fees	14,361
Trustee fees	661
Custodian fees	752
Accounting and transfer agent fees	208
Compliance program costs (Note 3)	92
Other	3,256

Total expenses before expenses reimbursed	200,365

Expenses reimbursed by adviser (Note 3)	(66,011)

Net Expenses	134,354

NET INVESTMENT INCOME	415,386

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	215,385
Net realized gains from transactions in investment securities of unaffiliated issuers	803,375

Net realized gains	1,018,760

Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(4,060,169)

Net realized/unrealized losses	(3,041,409)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,626,023)

The accompanying notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets

	NVIT DFA Capital Appreciation Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$415,386	$221,764
Net realized gains	1,018,760	365,527
Net change in unrealized appreciation/depreciation	(4,060,169)	1,266,228

Change in net assets resulting from operations	(2,626,023)	1,853,519

Distributions to Shareholders From:
Distributable earnings:
Class II	(1,171,362)	(362,979	)(a)
Class P	(179,746)	(66,022	)(a)

Change in net assets from shareholder distributions	(1,351,108)	(429,001)

Change in net assets from capital transactions	9,033,416	8,313,237

Change in net assets	5,056,285	9,737,755

Net Assets:
Beginning of year	17,496,890	7,759,135

End of year	$22,553,175	$17,496,890

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$10,230,297	$9,650,160
Dividends reinvested	1,171,362	362,979
Cost of shares redeemed	(3,444,383)	(1,932,259)

Total Class II Shares	7,957,276	8,080,880

Class P Shares
Proceeds from shares issued	1,526,878	328,264
Dividends reinvested	179,746	66,022
Cost of shares redeemed	(630,484)	(161,929)

Total Class P Shares	1,076,140	232,357

Change in net assets from capital transactions	$9,033,416	$8,313,237

SHARE TRANSACTIONS:
Class II Shares
Issued	767,068	750,330
Reinvested	100,668	27,184
Redeemed	(264,256)	(154,462)

Total Class II Shares	603,480	623,052

Class P Shares
Issued	117,407	27,086
Reinvested	16,083	5,142
Redeemed	(49,358)	(12,823)

Total Class P Shares	84,132	19,405

Total change in shares	687,612	642,457

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $226,266 and $40,502 for Class II and Class P, respectively and net realized gains of $136,713 and $25,520 for Class II and Class P, respectively.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Year Ended December 31, 2018	$13.39	0.25	(1.60)	(1.35)	(0.22)	(0.49)	(0.71)	$11.33	(10.19%	)	$19,706,919	0.64%	1.90%	0.95%	28.54%
Year Ended December 31, 2017	$11.66	0.27	1.82	2.09	(0.21)	(0.15)	(0.36)	$13.39	17.88%		$15,209,729	0.66%	2.11%	1.23%	21.29%
Year Ended December 31, 2016	$10.72	0.19	1.02	1.21	(0.15)	(0.12)	(0.27)	$11.66	11.39%		$5,982,059	0.73%	1.72%	1.94%	6.56%
Year Ended December 31, 2015	$11.88	0.30	(0.69)	(0.39)	(0.18)	(0.59)	(0.77)	$10.72	(3.16%	)	$3,444,331	0.74%	2.53%	2.80%	39.70%
Year Ended December 31, 2014	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%		$1,784,661	0.73%	1.59%	3.00%	20.96%

Class P Shares
Year Ended December 31, 2018	$12.89	0.26	(1.55)	(1.29)	(0.23)	(0.49)	(0.72)	$10.88	(10.06%	)	$2,846,256	0.49%	2.08%	0.80%	28.54%
Year Ended December 31, 2017	$11.25	0.20	1.82	2.02	(0.23)	(0.15)	(0.38)	$12.89	17.98%		$2,287,161	0.52%	1.61%	1.11%	21.29%
Year Ended December 31, 2016	$10.36	0.17	1.02	1.19	(0.18)	(0.12)	(0.30)	$11.25	11.54%		$1,777,076	0.58%	1.60%	1.81%	6.56%
Year Ended December 31, 2015	$11.62	0.16	(0.52)	(0.36)	(0.31)	(0.59)	(0.90)	$10.36	(3.00%	)	$1,380,526	0.58%	1.39%	2.73%	39.70%
Year Ended December 31, 2014	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%		$1,315,647	0.58%	1.47%	3.01%	20.96%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds) (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

14

Notes to Financial Statements (Continued)

December 31, 2018

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

15

Notes to Financial Statements (Continued)

December 31, 2018

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$20,732,549	$—	$—	$20,732,549
Investment Contract	—	—	1,855,523	1,855,523
Total	$20,732,549	$—	$1,855,523	$22,588,072

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$1,406,649	$1,406,649
Purchases*	899,497	899,497
Sales	(450,623)	(450,623)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$1,855,523	$1,855,523

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

16

Notes to Financial Statements (Continued)

December 31, 2018

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

17

Notes to Financial Statements (Continued)

December 31, 2018

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.17%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$69,724	$62,666	$66,011	$198,401

18

Notes to Financial Statements (Continued)

December 31, 2018

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $45,344 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $92.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $28,436.

19

Notes to Financial Statements (Continued)

December 31, 2018

4.  Investment in Affiliated Issuers

The Fund invests in the Nationwide Contract, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Contract (a)(b)(c)	1,855,523	1,406,649	899,497	450,623	—	—	1,855,523	46,648	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

20

Notes to Financial Statements (Continued)

December 31, 2018

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $14,459,722 and sales of $6,140,373 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified

21

Notes to Financial Statements (Continued)

December 31, 2018

disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$446,937	$904,171	$1,351,108	$—	$1,351,108

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$238,754	$190,247	$429,001	$—	$429,001

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$285,975	$285,975	$—	$(2,585,358)	$(2,299,383)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$25,173,430	$152,772	$(2,738,130)	$(2,585,358)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders NVIT DFA Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT DFA Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and fixed contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 41.44%.

The Fund designates $904,171, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $140,186 or $0.0701 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $7,089 or $0.0035 per outstanding share.

25

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

26

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

27

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

29

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

31

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

32

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

34

Annual Report

December 31, 2018

NVIT DFA Moderate Fund

AR-DFA-MOD 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT DFA Moderate Fund

For the annual period ended December 31, 2018, the NVIT DFA Moderate Fund (Class II) registered -7.82% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Three of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The two largest contributors were the underlying Nationwide Contract and the underlying DFA Intermediate Government Fixed-Income Portfolio, which returned 2.74% and 0.92%, respectively. The two largest detractors from Fund returns were the underlying DFA VA US Large Value Portfolio and the underlying DFA US Core Equity 1 Portfolio, which registered -12.12% and -7.79%, respectively.

During the reporting period, the Fund reduced allocations to U.S. small-capitalization stocks, international value stocks and international small-capitalization stocks in favor of international growth stocks and emerging markets stocks. In addition, the Fund reduced intermediate government bond and global bond exposure in favor of short-duration fixed income and intermediate credit. The changes made were marginally additive to performance during the reporting period.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

3

Fund Commentary (cont.)	NVIT DFA Moderate Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT DFA Moderate Fund

Asset Allocation†

Equity Funds	63.2%
Fixed Income Funds	21.5%
Investment Contract	15.4%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	23.4%
Nationwide Contract	15.4%
DFA VA U.S. Large Value Portfolio	14.4%
DFA VA International Value Portfolio	8.8%
DFA Short Duration Real Return Portfolio, Institutional Class	7.4%
DFA International Large Cap Growth Portfolio	6.9%
DFA Investment Grade Portfolio	5.4%
DFA Intermediate Term Extended Quality Portfolio	5.4%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	4.1%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	3.3%
Other Holdings	5.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT DFA Moderate Fund

Average Annual Total Return1

(For the periods ended December 31, 2018)

	1 Yr.	5Yr	Inception[2]
Class II	-7.82%	2.69%	5.08%
Class P	-7.73%	2.84%	5.21%
Morningstar® Moderate Target Risk Index	-4.76%	4.08%	5.50%
Russell 3000® Index	-5.24%	7.91%	11.26%
CPI	1.91%	1.51%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.22%	0.87%
Class P	1.07%	0.72%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT DFA Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT DFA Moderate Fund since inception through 12/31/18 versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT DFA Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Moderate Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	926.80	3.11	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64
Class P Shares	Actual	(c)	1,000.00	927.10	2.38	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT DFA Moderate Fund

Investment Companies 84.7%

	Shares	Value

Equity Funds 63.2%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	51,784	$996,841
DFA International Large Cap Growth Portfolio	146,732	1,647,797
DFA U.S. Core Equity 1 Portfolio, Institutional Class	273,637	5,623,234
DFA U.S. Small Cap Portfolio, Institutional Class	21,763	647,440
DFA VA International Small Portfolio	64,495	676,548
DFA VA International Value Portfolio	193,717	2,121,199
DFA VA U.S. Large Value Portfolio	153,519	3,455,708

Total Equity Funds (cost $16,371,882)		15,168,767

Fixed Income Funds 21.5%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	65,491	797,686
DFA Intermediate Term Extended Quality Portfolio	126,414	1,291,955
DFA Investment Grade Portfolio	123,043	1,291,955
DFA Short Duration Real Return Portfolio, Institutional Class	184,420	1,772,280

Total Fixed Income Funds (cost $5,253,686)		5,153,876

Total Investment Companies (cost $21,625,568)		20,322,643

Investment Contract 15.4%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$3,693,309	3,693,309

Total Investment Contract (cost $3,693,309)		3,693,309

Total Investments (cost $25,318,877) — 100.1%		24,015,952

Liabilities in excess of other assets — (0.1)%		(35,894)

NET ASSETS — 100.0%		$23,980,058

(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.
(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT DFA Moderate Fund
Assets:
Investment security of affiliated issuer, at value (cost $3,693,309)	$3,693,309
Investment securities of unaffiliated issuers, at value (cost $21,625,568)	20,322,643
Receivable for investments sold	44,216
Reimbursement from investment adviser (Note 3)	7,391
Prepaid expenses	37

Total Assets	24,067,596

Liabilities:
Payable for capital shares redeemed	44,216
Accrued expenses and other payables:
Investment advisory fees	3,495
Fund administration fees	10,847
Distribution fees	5,141
Administrative servicing fees	2,524
Accounting and transfer agent fees	59
Trustee fees	12
Compliance program costs (Note 3)	25
Professional fees	9,751
Printing fees	5,027
Other	6,441

Total Liabilities	87,538

Net Assets	$23,980,058

Represented by:
Capital	$25,188,199
Total distributable earnings (loss)	(1,208,141)

Net Assets	$23,980,058

Net Assets:
Class II Shares	$20,279,978
Class P Shares	3,700,080

Total	$23,980,058

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,802,723
Class P Shares	334,397

Total	2,137,120

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.25
Class P Shares	$11.06

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT DFA Moderate Fund
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$447,014
Interest income from affiliated issuers	97,872

Total Income	544,886

EXPENSES:
Investment advisory fees	40,959
Fund administration fees	45,922
Distribution fees Class II Shares	49,178
Distribution fees Class P Shares	11,055
Administrative servicing fees Class II Shares	29,507
Professional fees	16,740
Printing fees	14,456
Trustee fees	725
Custodian fees	757
Accounting and transfer agent fees	213
Compliance program costs (Note 3)	101
Other	3,388

Total expenses before expenses reimbursed	213,001

Expenses reimbursed by adviser (Note 3)	(65,241)

Net Expenses	147,760

NET INVESTMENT INCOME	397,126

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	188,501
Net realized gains from transactions in investment securities of unaffiliated issuers	718,115

Net realized gains	906,616

Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(3,346,301)

Net realized/unrealized losses	(2,439,685)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,042,559)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT DFA Moderate Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$397,126	$250,331
Net realized gains	906,616	430,817
Net change in unrealized appreciation/depreciation	(3,346,301)	1,618,538

Change in net assets resulting from operations	(2,042,559)	2,299,686

Distributions to Shareholders From:
Distributable earnings:
Class II	(1,158,599)	(454,181	)(a)
Class P	(218,637)	(127,133	)(a)

Change in net assets from shareholder distributions	(1,377,236)	(581,314)

Change in net assets from capital transactions	6,906,513	3,217,008

Change in net assets	3,486,718	4,935,380

Net Assets:
Beginning of year	20,493,340	15,557,960

End of year	$23,980,058	$20,493,340	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$8,577,402	$2,958,194
Dividends reinvested	1,158,599	454,181
Cost of shares redeemed	(2,406,315)	(2,248,431)

Total Class II Shares	7,329,686	1,163,944

Class P Shares
Proceeds from shares issued	660,905	2,456,739
Dividends reinvested	218,637	127,133
Cost of shares redeemed	(1,302,715)	(530,808)

Total Class P Shares	(423,173)	2,053,064

Change in net assets from capital transactions	$6,906,513	$3,217,008

SHARE TRANSACTIONS:
Class II Shares
Issued	663,137	240,258
Reinvested	100,575	35,405
Redeemed	(186,416)	(182,338)

Total Class II Shares	577,296	93,325

12

Statements of Changes in Net Assets (Continued)

	NVIT DFA Moderate Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017

SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	51,737	197,254
Reinvested	19,307	10,036
Redeemed	(103,060)	(42,495)

Total Class P Shares	(32,016)	164,795

Total change in shares	545,280	258,120

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $200,445 and $65,286 for Class II and Class P, respectively and net realized gains of $253,736 and $61,847 for Class II and Class P, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $270.

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT DFA Moderate Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net decrease in net assets from operations	$(2,042,559)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(1,248,019)
Proceeds from disposition of investment securities of affiliated issuers	726,885
Purchase of investment securities of unaffiliated issuers	(10,977,416)
Proceeds from disposition of investment securities of unaffiliated issuers	6,110,589
Reinvestment of dividend income from unaffiliated issuers	(447,014)
Reinvestment of interest income from affiliated issuers	(97,872)
Change in unrealized appreciation/depreciation in the value of investment securities	3,346,301
Reinvestment of net realized gain distributions from unaffiliated underlying funds	(188,501)
Net realized gain from transactions in investment securities	(718,115)
Increase in reimbursement from investment adviser	(2,145)
Increase in receivable for investments sold	(44,216)
Increase in prepaid expenses	(4)
Decrease in payable for investments purchased	(11,634)
Increase in investment advisory fees payable	584
Increase in fund administration fees payable	3,695
Increase in distribution fees payable	860
Increase in administrative servicing fees payable	530
Increase in accounting and transfer agent fees payable	20
Increase in trustee fees payable	8
Decrease in custodian fees payable	(66)
Increase in compliance program costs payable	6
Decrease in professional fees payable	(269)
Increase in printing fees payable	457
Increase in other payables	2,664

Net cash used in operating activities	(5,585,231)

Cash flows provided by financing activities:
Proceeds from shares issued	9,250,222
Cost of shares redeemed	(3,665,086)

Net cash provided by financing activities	5,585,136

Net decrease in cash	(95)

Cash:
Beginning of period	95

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $1,377,236.

Non-cash operating activities included herein include reinvestments of dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from unaffiliated underlying funds of $733,387.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Year Ended December 31, 2018	$12.92	0.21	(1.21)	(1.00)	(0.19)	(0.48)	(0.67)	$11.25	(7.82%	)	$20,279,978	0.64%	1.67%	0.91%	28.44%
Year Ended December 31, 2017	$11.69	0.16	1.45	1.61	(0.17)	(0.21)	(0.38)	$12.92	13.83%		$15,832,740	0.67%	1.30%	1.01%	50.67%
Year Ended December 31, 2016	$11.02	0.14	0.83	0.97	(0.15)	(0.15)	(0.30)	$11.69	8.77%		$13,237,100	0.73%	1.23%	1.19%	13.11%
Year Ended December 31, 2015	$11.57	0.16	(0.37)	(0.21)	(0.19)	(0.15)	(0.34)	$11.02	(1.76%	)	$11,256,362	0.74%	1.35%	1.31%	7.20%
Year Ended December 31, 2014	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%		$7,431,953	0.73%	1.65%	1.64%	5.45%

Class P Shares
Year Ended December 31, 2018	$12.72	0.19	(1.16)	(0.97)	(0.21)	(0.48)	(0.69)	$11.06	(7.73%	)	$3,700,080	0.49%	1.54%	0.76%	28.44%
Year Ended December 31, 2017	$11.51	0.25	1.35	1.60	(0.18)	(0.21)	(0.39)	$12.72	14.00%		$4,660,600	0.51%	2.04%	0.85%	50.67%
Year Ended December 31, 2016	$10.85	0.15	0.82	0.97	(0.16)	(0.15)	(0.31)	$11.51	8.96%		$2,320,860	0.58%	1.35%	1.04%	13.11%
Year Ended December 31, 2015	$11.41	0.15	(0.35)	(0.20)	(0.21)	(0.15)	(0.36)	$10.85	(1.70%	)	$2,029,637	0.58%	1.28%	1.16%	7.20%
Year Ended December 31, 2014	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%		$1,881,527	0.58%	1.61%	1.56%	5.45%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (together, the “Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities. Each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of the Fund. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance. The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

17

Notes to Financial Statements (Continued)

December 31, 2018

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$20,322,643	$—	$—	$20,322,643
Investment Contract	—	—	3,693,309	3,693,309
Total	$20,322,643	$—	$3,693,309	$24,015,952

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$3,074,303	$3,074,303
Purchases*	1,345,891	1,345,891
Sales	(726,885)	(726,885)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$3,693,309	$3,693,309

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

18

Notes to Financial Statements (Continued)

December 31, 2018

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.17%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.00%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

20

Notes to Financial Statements (Continued)

December 31, 2018

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$65,452	$60,275	$65,241	$190,968

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $45,922 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $101.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

21

Notes to Financial Statements (Continued)

December 31, 2018

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $29,507.

4.  Investment in Affiliated Issuers

The Fund invests in the Nationwide Contract, which is an affiliate of the Fund. The Fund’s transactions in the shares of the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Contract (a)(b)(c)	3,693,309	3,074,303	1,345,891	726,885	—	—	3,693,309	97,872	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made

22

Notes to Financial Statements (Continued)

December 31, 2018

through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $12,958,822 and sales of $6,837,474 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring

23

Notes to Financial Statements (Continued)

December 31, 2018

disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$401,093	$976,143	$1,377,236	$—	$1,377,236

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$267,554	$313,760	$581,314	$—	$581,314

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$38	$188,301	$188,339	$—	$(1,396,480)	$(1,208,141)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$25,412,432	$381,140	$(1,777,620)	$(1,396,480)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT DFA Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT DFA Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and fixed contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 45.03%.

The Fund designates $976,143, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $97,774 or $0.0500 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $5,213 or $0.0024 per outstanding share.

27

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

28

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

29

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

31

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

33

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

34

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

36

Annual Report

December 31, 2018

NVIT Investor Destinations Managed

Growth & Income  Fund

AR-ID-MGI 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Managed Growth & Income Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Managed Growth & Income Fund (Class II) registered -5.63% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 170 funds as of December 31, 2018) was -4.37% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the NVIT Investor Destinations Balanced Fund underlying investments (which has a target allocation of 50% equity and 50% fixed income) and the remaining 5% in a “volatility overlay” sleeve.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500 Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400 Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000 Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned

0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Within the core sleeve, two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund (Class Y) returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund (Class Y) and the underlying NVIT S&P 500 Index Fund (Class Y), which registered -13.63% and -4.54%, respectively, during the reporting period.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index futures contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index, as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with the prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement (as illustrated by a

3

Fund Commentary (cont.)	NVIT Investor Destinations Managed Growth & Income Fund

graph line). Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the overlay sleeve was a detractor from Fund performance during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. stocks in favor of international stocks and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk

(the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation†

Equity Funds	44.0%
Fixed Income Funds	36.3%
Investment Contract	14.1%
Futures	0.5%
Other assets in excess of liabilities††	5.1%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	24.6%
NVIT International Index Fund, Class Y	16.2%
NVIT S&P 500 Index Fund, Class Y	15.6%
Nationwide Contract	15.0%
Nationwide Core Plus Bond Fund, Class R6	8.5%
NVIT Short Term Bond Fund, Class Y	5.3%
NVIT Mid Cap Index Fund, Class Y	4.9%
Nationwide Ziegler Equity Income Fund, Class R6	3.9%
NVIT Emerging Markets Fund, Class Y	2.4%
Nationwide Risk-Based U.S. Equity ETF	1.4%
Other Holdings	2.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception
Class I	(5.38)%	N/A	2.71%	[2]
Class II	(5.63)%	2.43%	3.37%	[3]
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	4.92%	[3]
Russell 3000® Index	(5.24)%	7.91%	10.18%	[3]
CPI	1.91%	1.51%	1.37%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.58%	0.53%
Class II	0.83%	0.78%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth & Income Fund since inception through 12/31/18 versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	961.90	1.48	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	961.10	2.72	0.55
	Hypothetical	(c)(d)	1,000.00	1,022.43	2.80	0.55

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Managed Growth & Income Fund

Investment Companies 78.0%

	Shares	Value

Equity Funds 41.7%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,424,774	$16,370,653
NVIT Emerging Markets Fund, Class Y (a)	883,425	9,894,363
NVIT International Index Fund, Class Y (a)	7,801,274	67,949,097
NVIT Mid Cap Index Fund, Class Y (a)	984,244	20,413,226
NVIT S&P 500 Index Fund, Class Y (a)	4,121,481	65,737,618
NVIT Small Cap Index Fund, Class Y (a)	503,281	5,334,774

Total Equity Funds (cost $197,692,038)		185,699,731

Fixed Income Funds 36.3%
Nationwide Core Plus Bond Fund, Class R6 (a)	3,641,766	35,616,467
NVIT Bond Index Fund, Class Y (a)	10,231,891	103,342,098
NVIT Short Term Bond Fund, Class Y (a)	2,210,401	22,391,362

Total Fixed Income Funds (cost $169,135,868)		161,349,927

Total Investment Companies (cost $366,827,906)		347,049,658

Exchange Traded Funds 2.3%
Equity Funds 2.3%
Nationwide Risk-Based International Equity ETF (a)	173,711	3,952,916
Nationwide Risk-Based U.S. Equity ETF (a)	248,007	6,053,851

Total Exchange Traded Funds (cost $10,572,393)		10,006,767

Investment Contract 14.1%

	Principal Amount	Value

Nationwide Contract, 2.65% (a)(b)(c)(d)	$62,885,581	$62,885,581

Total Investment Contract (cost $62,885,581)		62,885,581

Total Investments (cost $440,285,880) — 94.4%		419,942,006

Other assets in excess of liabilities — 5.6%		24,906,964

NET ASSETS — 100.0%		$444,848,970

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
MSCI EAFE E-Mini Index	(473)	3/2019	USD	(40,583,400)	637,059
Russell 2000 E-Mini Index	(115)	3/2019	USD	(7,756,750)	267,310
S&P 500 E-Mini Index	(280)	3/2019	USD	(35,072,800)	842,369
S&P Midcap 400 E-Mini Index	(82)	3/2019	USD	(13,630,040)	417,914

					2,164,652

At December 31, 2018, the Fund had $5,378,065 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $440,285,880)	$419,942,006
Cash	20,590,774
Deposits with broker for futures contracts	5,378,065
Interest receivable	37,691
Receivable for capital shares issued	342,197
Reimbursement from investment adviser (Note 3)	20,450
Prepaid expenses	723

Total Assets	446,311,906

Liabilities:
Payable for investments purchased	550,145
Payable for capital shares redeemed	10,762
Payable for variation margin on futures contracts	639,858
Accrued expenses and other payables:
Investment advisory fees	57,096
Fund administration fees	21,406
Distribution fees	94,951
Administrative servicing fees	56,116
Accounting and transfer agent fees	112
Trustee fees	192
Custodian fees	2,974
Compliance program costs (Note 3)	467
Professional fees	12,614
Printing fees	9,046
Other	7,197

Total Liabilities	1,462,936

Net Assets	$444,848,970

Represented by:
Capital	$459,853,889
Total distributable earnings (loss)	(15,004,919)

Net Assets	$444,848,970

Net Assets:
Class I Shares	$945,358
Class II Shares	443,903,612

Total	$444,848,970

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	92,595
Class II Shares	43,496,248

Total	43,588,843

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.21
Class II Shares	$10.21

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$9,303,163
Interest income from affiliated issuers	1,684,281
Interest income (unaffiliated)	391,896

Total Income	11,379,340

EXPENSES:
Investment advisory fees	706,574
Fund administration fees	144,242
Distribution fees Class II Shares	1,175,376
Administrative servicing fees Class I Shares	1,345
Administrative servicing fees Class II Shares	705,229
Professional fees	38,158
Printing fees	19,394
Trustee fees	14,079
Custodian fees	16,157
Accounting and transfer agent fees	424
Compliance program costs (Note 3)	1,914
Other	10,357

Total expenses before earnings credit and expenses reimbursed	2,833,249

Earnings credit (Note 5)	(70)
Expenses reimbursed by adviser (Note 3)	(241,808)

Net Expenses	2,591,371

NET INVESTMENT INCOME	8,787,969

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	8,240,181
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	5,282,722
Expiration or closing of futures contracts (Note 2)	(6,419,116)

Net realized gains	7,103,787

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(43,257,308)
Futures contracts (Note 2)	668,161

Net change in unrealized appreciation/depreciation	(42,589,147)

Net realized/unrealized losses	(35,485,360)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,697,391)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$8,787,969	$7,576,802
Net realized gains	7,103,787	22,541,957
Net change in unrealized appreciation/depreciation	(42,589,147)	28,441,345

Change in net assets resulting from operations	(26,697,391)	58,560,104

Distributions to Shareholders From:
Distributable earnings:
Class I	(70,170)	(22,560	)(a)
Class II	(32,883,949)	(12,154,474	)(a)

Change in net assets from shareholder distributions	(32,954,119)	(12,177,034)

Change in net assets from capital transactions	26,274,253	17,356,285

Change in net assets	(33,377,257)	63,739,355

Net Assets:
Beginning of year	478,226,227	414,486,872

End of year	$444,848,970	$478,226,227	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$245,812	$299,645
Dividends reinvested	70,170	22,560
Cost of shares redeemed	(73,430)	(161,570)

Total Class I Shares	242,552	160,635

Class II Shares
Proceeds from shares issued	17,967,253	22,389,925
Dividends reinvested	32,883,949	12,154,474
Cost of shares redeemed	(24,819,501)	(17,348,749)

Total Class II Shares	26,031,701	17,195,650

Change in net assets from capital transactions	$26,274,253	$17,356,285

12

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth & Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	21,671	26,711
Reinvested	6,514	1,963
Redeemed	(6,492)	(14,220)

Total Class I Shares	21,693	14,454

Class II Shares
Issued	1,589,664	2,013,298
Reinvested	3,049,903	1,059,707
Redeemed	(2,204,467)	(1,551,905)

Total Class II Shares	2,435,100	1,521,100

Total change in shares	2,456,793	1,535,554

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $15,641 and $7,951,523 for Class I and Class II, respectively and net realized gains of $6,919 and $4,202,951 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $512,175.

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT Investor Destinations Managed Growth & Income Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(26,697,391)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(54,013,483)
Proceeds from disposition of investment securities of affiliated issuers	62,898,974
Reinvestment of dividend income from affiliated issuers	(9,303,163)
Reinvestment of interest income from affiliated issuers	(1,684,281)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	43,257,308
Reinvestment of net realized gain distributions from affiliated underlying funds	(8,240,181)
Net realized gain from investment transactions with affiliated issuers	(5,282,722)
Increase in reimbursement from investment adviser	(1,578)
Increase in interest and dividends receivable	(16,523)
Increase in prepaid expenses	(36)
Increase in payable for investments purchased	419,338
Increase in variation margin payable	354,518
Decrease in investment advisory fees payable	(3,314)
Increase in fund administration fees payable	5,964
Decrease in distribution fees payable	(5,554)
Decrease in administrative servicing fees payable	(3,422)
Increase in accounting and transfer agent fees payable	35
Increase in trustee fees payable	117
Increase in custodian fees payable	338
Increase in compliance program costs payable	12
Decrease in professional fees payable	(468)
Increase in printing fees payable	2,125
Increase in other payables	3,958

Net cash provided by operating activities	1,690,571

Cash flows used in financing activities:
Proceeds from shares issued	17,955,266
Cost of shares redeemed	(24,886,484)

Net cash used in financing activities	(6,931,218)

Net decrease in cash	(5,240,647)

Cash and restricted cash:
Beginning of period	31,209,486

End of period	$25,968,839

14

Statement of Cash Flows (Continued)

For the Year Ended December 31, 2018

NVIT Investor Destinations Managed Growth & Income Fund

Reconciliation of cash and restricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$20,590,774
Restricted cash:
Deposits with broker for futures	5,378,065

$25,968,839

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $32,954,119.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $19,227,625.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.63	0.26	(0.85)	(0.59)	(0.24)	(0.59)	(0.83)	$10.21	(5.38%	)	$945,358	0.30%	2.28%		0.35%	14.15%
Year Ended December 31, 2017	$10.47	0.23	1.27	1.50	(0.23)	(0.11)	(0.34)	$11.63	14.30%		$824,776	0.30%	2.03%		0.35%	11.42%
Year Ended December 31, 2016	$10.08	0.19	0.41	0.60	(0.21)	–	(0.21)	$10.47	5.94%		$591,112	0.30%	1.88%		0.35%	11.31%
Year Ended December 31, 2015	$10.59	0.23	(0.56)	(0.33)	(0.18)	–	(0.18)	$10.08	(3.10%	)	$568,105	0.30%	2.21%		0.36%	20.68%
Period Ended December 31, 2014 (h)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%		$309,134	0.30%	7.09%	(i)	0.38%	16.75%

Class II Shares
Year Ended December 31, 2018	$11.63	0.21	(0.83)	(0.62)	(0.21)	(0.59)	(0.80)	$10.21	(5.63%	)	$443,903,612	0.55%	1.87%		0.60%	14.15%
Year Ended December 31, 2017	$10.47	0.19	1.28	1.47	(0.20)	(0.11)	(0.31)	$11.63	14.03%		$477,401,451	0.55%	1.69%		0.60%	11.42%
Year Ended December 31, 2016	$10.08	0.18	0.40	0.58	(0.19)	–	(0.19)	$10.47	5.71%		$413,895,760	0.55%	1.79%		0.60%	11.31%
Year Ended December 31, 2015	$10.58	0.18	(0.52)	(0.34)	(0.16)	–	(0.16)	$10.08	(3.24%	)	$356,555,519	0.55%	1.68%		0.61%	20.68%
Year Ended December 31, 2014	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%		$268,187,269	0.55%	2.22%		0.64%	16.75%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

17

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period

18

Notes to Financial Statements (Continued)

December 31, 2018

from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$10,006,767	$—	$—	$10,006,767
Futures Contracts	2,164,652	—	—	2,164,652
Investment Companies	347,049,658	—	—	347,049,658
Investment Contract	—	—	62,885,581	62,885,581
Total	$359,221,077	$—	$62,885,581	$422,106,658

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$61,679,940	$61,679,940
Purchases*	4,561,670	4,561,670
Sales	(3,356,029)	(3,356,029)
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$62,885,581	$62,885,581

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2. 65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the

19

Notes to Financial Statements (Continued)

December 31, 2018

issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

20

Notes to Financial Statements (Continued)

December 31, 2018

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is

21

Notes to Financial Statements (Continued)

December 31, 2018

subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$2,164,652
Total		$2,164,652
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

22

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(6,419,116)
Total	$(6,419,116)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$668,161
Total	$668,161

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$44,569,237
Average Notional Balance Short	$26,167,226

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

23

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents to include cash, restricted cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

24

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.10%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $22,060.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$210,346	$220,131	$241,808	$672,285

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $144,242 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

25

Notes to Financial Statements (Continued)

December 31, 2018

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,914.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $706,574.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

26

Notes to Financial Statements (Continued)

December 31, 2018

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,424,774	17,741,907	4,306,934	1,210,369	89,650	(4,557,469)	16,370,653	388,714	2,937,190
NVIT Emerging Markets Fund, Class Y	883,425	—	12,233,040	430,703	(42,044)	(1,865,930)	9,894,363	96,801	—
NVIT International Index Fund, Class Y	7,801,274	59,190,625	25,901,001	3,869,357	7,973	(13,281,145)	67,949,097	2,160,512	—
NVIT Mid Cap Index Fund, Class Y	984,244	40,435,674	3,610,086	18,824,585	883,433	(5,691,382)	20,413,226	348,047	2,191,081
NVIT S&P 500 Index Fund, Class Y	4,121,481	83,186,763	6,251,613	17,455,921	4,288,048	(10,532,885)	65,737,618	1,295,954	2,300,404
NVIT Small Cap Index Fund, Class Y	503,281	13,454,884	1,167,527	8,100,701	358,280	(1,545,216)	5,334,774	86,908	753,169
Nationwide Core Plus Bond Fund, Class R6	3,641,766	35,224,978	3,923,737	1,984,298	(71,354)	(1,476,596)	35,616,467	1,203,148	2,945
NVIT Bond Index Fund, Class Y	10,231,891	103,218,248	9,385,512	6,024,188	(227,073)	(3,010,401)	103,342,098	2,891,349	55,392
NVIT Short Term Bond Fund, Class Y	2,210,401	22,405,305	1,535,143	1,227,133	(33,330)	(288,623)	22,391,362	567,755	—
Nationwide Risk-Based International Equity ETF	173,711	4,442,147	127,791	63,890	3,071	(556,203)	3,952,916	115,604	—
Nationwide Risk-Based U.S. Equity ETF	248,007	6,593,987	237,054	351,800	26,068	(451,458)	6,053,851	148,371	—
Nationwide Contract (a)(b)(c)	$62,885,581	61,679,940	4,561,670	3,356,029	—	—	62,885,581	1,684,281	—
Total		447,574,458	73,241,108	62,898,974	5,282,722	(43,257,308)	419,942,006	10,987,444	8,240,181

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the

27

Notes to Financial Statements (Continued)

December 31, 2018

meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $73,241,108 and sales of $62,898,974 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

28

Notes to Financial Statements (Continued)

December 31, 2018

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The Securities and Exchange Commission (“SEC”) has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment

29

Notes to Financial Statements (Continued)

December 31, 2018

as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,719,740	$16,234,379	$32,954,119	$—	$32,954,119

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,967,164	$4,209,870	$12,177,034	$—	$12,177,034

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,871,173	$7,201,006	$11,072,179	$—	$(26,077,098)	$(15,004,919)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$443,360,545	$7,190,980	$(28,444,867)	$(21,253,887)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Managed Growth & Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 16.01%.

The Fund designates $16,234,379, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $1,892,724 or $0.0434 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $173,184 or $0.0040 per outstanding share.

32

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

33

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

34

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

36

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

38

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

39

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

40

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

41

Annual Report

December 31, 2018

NVIT Investor Destinations Managed

Growth Fund

AR-ID-MGR 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Investor Destinations Managed Growth Fund

For the annual period ended December 31, 2018, the NVIT Investor Destinations Managed Growth Fund (Class II) registered -6.05% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Consistent with the preservation of capital, the Fund seeks growth primarily and investment income secondarily. The Fund seeks to achieve its objective by investing 95% of its assets in a “core” sleeve consisting of the NVIT Investor Destinations Moderate Fund underlying investments (which have a target allocation of 60% equity and 40% fixed income) and the remaining 5% in a “volatility overlay” sleeve.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500 Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400 Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000 Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch

US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Within the core sleeve, two of the Fund’s 12 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying NVIT Short Term Bond Fund (Class Y) returned 2.74% and 1.10%, respectively. The two largest detractors from Fund returns were the underlying NVIT International Index Fund (Class Y) and the underlying NVIT S&P 500 Index Fund (Class Y), which registered -13.63% and -4.54%, respectively, during the reporting period.

Through the overlay sleeve portion, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index futures contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index, as dictated by an algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with the prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the overlay sleeve

3

Fund Commentary (cont.)	NVIT Investor Destinations Managed Growth Fund

was a detractor from Fund performance during the reporting period.

During the reporting period, the Fund reduced allocations to U.S. stocks in favor of international stocks and emerging markets stocks. Exposure remained primarily passive, although the underlying NVIT Emerging Markets Fund is actively managed.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk —if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation†

Equity Funds	53.1%
Fixed Income Funds	30.4%
Investment Contract	10.1%
Futures	1.0%
Other assets in excess of liabilities††	5.4%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	23.1%
NVIT Bond Index Fund, Class Y	21.7%
NVIT International Index Fund, Class Y	17.8%
Nationwide Contract	10.8%
Nationwide Core Plus Bond Fund, Class R6	7.5%
NVIT Mid Cap Index Fund, Class Y	5.8%
NVIT Emerging Markets Fund, Class Y	3.3%
NVIT Short Term Bond Fund, Class Y	3.2%
Nationwide Ziegler Equity Income Fund, Class R6	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Other Holdings	2.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Investor Destinations Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2018)

	1 Yr.	5Yr.	Inception
Class I	(5.82)%	N/A	3.18%	[2]
Class II	(6.05)%	2.80%	3.83%	[3]
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	4.92%	[3]
Russell 3000® Index	(5.24)%	7.91%	10.18%	[3]
CPI	1.91%	1.51%	1.37%	[3]

N/A—Not applicable

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.58%	0.55%
Class II	0.83%	0.80%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Investor Destinations Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth Fund since inception through 12/31/18 versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	960.20	1.53	0.31
	Hypothetical	(c)(d)	1,000.00	1,023.64	1.58	0.31
Class II Shares	Actual	(c)	1,000.00	959.40	2.77	0.56
	Hypothetical	(c)(d)	1,000.00	1,022.38	2.85	0.56

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Investor Destinations Managed Growth Fund

Investment Companies 81.2%

	Shares	Value

Equity Funds 50.8%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,527,529	$29,041,310
NVIT Emerging Markets Fund, Class Y (a)	2,927,296	32,785,719
NVIT International Index Fund, Class Y (a)	20,044,867	174,590,790
NVIT Mid Cap Index Fund, Class Y (a)	2,752,600	57,088,915
NVIT S&P 500 Index Fund, Class Y (a)	14,182,081	226,204,199
NVIT Small Cap Index Fund, Class Y (a)	1,191,248	12,627,230

Total Equity Funds (cost $557,320,270)		532,338,163

Fixed Income Funds 30.4%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,536,993	73,711,789
NVIT Bond Index Fund, Class Y (a)	21,044,418	212,548,626
NVIT Short Term Bond Fund, Class Y (a)	3,136,760	31,775,383

Total Fixed Income Funds (cost $333,105,710)		318,035,798

Total Investment Companies (cost $890,425,980)		850,373,961

Exchange Traded Funds 2.3%
Equity Funds 2.3%
Nationwide Risk-Based International Equity ETF (a)	418,579	9,525,058
Nationwide Risk-Based U.S. Equity ETF (a)	597,017	14,573,185

Total Exchange Traded Funds (cost $25,442,230)		24,098,243

Investment Contract 10.1%

	Principal Amount	Value

Nationwide Contract, 2.65% (a)(b)(c)(d)	$106,236,208	$106,236,208

Total Investment Contract (cost $106,236,208)		106,236,208

Total Investments (cost $1,022,104,418) — 93.6%		980,708,412

Other assets in excess of liabilities — 6.4%		67,375,357

NET ASSETS — 100.0%		$1,048,083,769

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
MSCI EAFE E-Mini Index	(1,558)	3/2019	USD	(133,676,400)	2,982,750
Russell 2000 E-Mini Index	(349)	3/2019	USD	(23,540,050)	1,182,178
S&P 500 E-Mini Index	(1,075)	3/2019	USD	(134,654,500)	4,766,412
S&P Midcap 400 E-Mini Index	(264)	3/2019	USD	(43,882,080)	1,953,159

					10,884,499

At December 31, 2018, the Fund had $18,551,225 segregated as collateral with the broker for open futures contracts

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Investor Destinations Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,022,104,418)	$980,708,412
Cash	51,225,672
Deposits with broker for futures contracts	18,551,225
Interest receivable	84,125
Receivable for investments sold	478,754
Receivable for capital shares issued	39,360
Reimbursement from investment adviser (Note 3)	28,681
Prepaid expenses	1,656

Total Assets	1,051,117,885

Liabilities:
Payable for investments purchased	631,929
Payable for capital shares redeemed	552,285
Payable for variation margin on futures contracts	1,291,383
Accrued expenses and other payables:
Investment advisory fees	134,126
Fund administration fees	36,397
Distribution fees	223,033
Administrative servicing fees	130,599
Accounting and transfer agent fees	199
Trustee fees	408
Custodian fees	5,411
Compliance program costs (Note 3)	1,090
Professional fees	13,935
Printing fees	6,568
Other	6,753

Total Liabilities	3,034,116

Net Assets	$1,048,083,769

Represented by:
Capital	$1,072,211,751
Total distributable earnings (loss)	(24,127,982)

Net Assets	$1,048,083,769

Net Assets:
Class I Shares	$2,313,357
Class II Shares	1,045,770,412

Total	$1,048,083,769

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	221,730
Class II Shares	100,261,026

Total	100,482,756

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.43
Class II Shares	$10.43

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$21,942,014
Interest income from affiliated issuers	2,790,722
Interest income (unaffiliated)	902,176

Total Income	25,634,912

EXPENSES:
Investment advisory fees	1,640,381
Fund administration fees	281,220
Distribution fees Class II Shares	2,728,211
Administrative servicing fees Class I Shares	3,446
Administrative servicing fees Class II Shares	1,636,935
Professional fees	65,709
Printing fees	20,381
Trustee fees	32,656
Custodian fees	36,367
Accounting and transfer agent fees	773
Compliance program costs (Note 3)	4,457
Other	18,825

Total expenses before earnings credit and expenses reimbursed	6,469,361

Earnings credit (Note 5)	(478)
Expenses reimbursed by adviser (Note 3)	(343,808)

Net Expenses	6,125,075

NET INVESTMENT INCOME	19,509,837

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	21,041,329
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	10,969,087
Expiration or closing of futures contracts (Note 2)	(15,461,241)

Net realized gains	16,549,175

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(109,531,875)
Futures contracts (Note 2)	6,363,370

Net change in unrealized appreciation/depreciation	(103,168,505)

Net realized/unrealized losses	(86,619,330)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(67,109,493)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$19,509,837	$16,217,594
Net realized gains	16,549,175	60,579,607
Net change in unrealized appreciation/depreciation	(103,168,505)	76,671,903

Change in net assets resulting from operations	(67,109,493)	153,469,104

Distributions to Shareholders From:
Distributable earnings:
Class I	(188,582)	(60,425	)(a)
Class II	(84,595,013)	(27,405,889	)(a)

Change in net assets from shareholder distributions	(84,783,595)	(27,466,314)

Change in net assets from capital transactions	109,149,075	76,511,638

Change in net assets	(42,744,013)	202,514,428

Net Assets:
Beginning of year	1,090,827,782	888,313,354

End of year	$1,048,083,769	$1,090,827,782	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$322,358	$482,873
Dividends reinvested	188,582	60,425
Cost of shares redeemed	(103,271)	(84,516)

Total Class I Shares	407,669	458,782

Class II Shares
Proceeds from shares issued	64,147,616	72,791,096
Dividends reinvested	84,595,013	27,405,889
Cost of shares redeemed	(40,001,223)	(24,144,129)

Total Class II Shares	108,741,406	76,052,856

Change in net assets from capital transactions	$109,149,075	$76,511,638

SHARE TRANSACTIONS:
Class I Shares
Issued	27,717	42,404
Reinvested	17,063	5,112
Redeemed	(8,892)	(7,457)

Total Class I Shares	35,888	40,059

12

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	5,511,269	6,374,117
Reinvested	7,653,847	2,323,589
Redeemed	(3,485,482)	(2,137,283)

Total Class II Shares	9,679,634	6,560,423

Total change in shares	9,715,522	6,600,482

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $39,799 and $17,000,634 for Class I and Class II, respectively and net realized gains of $20,626 and $10,405,255 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,144,684.

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2018

NVIT Investor Destinations Managed Growth Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net decrease in net assets from operations	$(67,109,493)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(141,198,653)
Proceeds from disposition of investment securities of affiliated issuers	123,724,686
Reinvestment of dividend income from affiliated issuers	(21,942,014)
Reinvestment of interest income from affiliated issuers	(2,790,722)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	109,531,875
Reinvestment of net realized gain distributions from affiliated underlying funds	(21,041,329)
Net realized gain from investment transactions with affiliated issuers	(10,969,087)
Increase in reimbursement from investment adviser	(360)
Increase in receivable for investments sold	(478,754)
Increase in interest and dividends receivable	(34,102)
Increase in prepaid expenses	(171)
Increase in payable for investments purchased	420,162
Increase in variation margin payable	414,279
Decrease in investment advisory fees payable	(3,505)
Increase in fund administration fees payable	9,888
Decrease in distribution fees payable	(5,873)
Decrease in administrative servicing fees payable	(4,078)
Increase in accounting and transfer agent fees payable	81
Increase in trustee fees payable	236
Decrease in custodian fees payable	(34)
Increase in compliance program costs payable	62
Decrease in professional fees payable	(139)
Increase in printing fees payable	43
Increase in other payables	4,074

Net cash used in operating activities	(31,472,928)

Cash flows provided by financing activities:
Proceeds from shares issued	64,528,731
Cost of shares redeemed	(39,552,293)

Net cash provided by financing activities	24,976,438

Net decrease in cash	(6,496,490)

Cash and restricted cash:
Beginning of period	76,273,387

End of period	$69,776,897

Reconciliation of cash and restricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$51,225,672
Restricted cash:
Deposits with broker for futures	18,551,225

$69,776,897

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $84,783,595.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $45,774,065.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$12.02	0.24	(0.90)	(0.66)	(0.23)	(0.70)	(0.93)	$10.43	(5.82%	)	$2,313,357	0.31%	2.11%		0.34%	12.01%
Year Ended December 31, 2017	$10.55	0.23	1.58	1.81	(0.22)	(0.12)	(0.34)	$12.02	17.23%		$2,233,996	0.31%	2.00%		0.34%	9.52%
Year Ended December 31, 2016	$10.03	0.29	0.44	0.73	(0.21)	–	(0.21)	$10.55	7.23%		$1,538,713	0.31%	2.81%		0.34%	8.34%
Year Ended December 31, 2015	$10.62	0.30	(0.69)	(0.39)	(0.20)	–	(0.20)	$10.03	(3.71%	)	$965,618	0.31%	2.82%		0.35%	16.13%
Period Ended December 31, 2014 (h)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%		$203,443	0.31%	3.60%	(i)	0.36%	12.12%

Class II Shares
Year Ended December 31, 2018	$12.02	0.21	(0.90)	(0.69)	(0.20)	(0.70)	(0.90)	$10.43	(6.05%	)	$1,045,770,412	0.56%	1.78%		0.59%	12.01%
Year Ended December 31, 2017	$10.55	0.19	1.59	1.78	(0.19)	(0.12)	(0.31)	$12.02	16.96%		$1,088,593,786	0.56%	1.64%		0.59%	9.52%
Year Ended December 31, 2016	$10.03	0.18	0.52	0.70	(0.18)	–	(0.18)	$10.55	6.95%		$886,774,641	0.56%	1.77%		0.59%	8.34%
Year Ended December 31, 2015	$10.62	0.18	(0.60)	(0.42)	(0.17)	–	(0.17)	$10.03	(3.95%	)	$708,087,251	0.56%	1.71%		0.60%	16.13%
Year Ended December 31, 2014	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%		$490,981,828	0.56%	2.23%		0.61%	12.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to the Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to the Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period

17

Notes to Financial Statements (Continued)

December 31, 2018

from October 1, 2018 through December 31, 2018, the rate was 2.65%. Effective January 1, 2019, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$24,098,243	$—	$—	$24,098,243
Futures Contracts	10,884,499	—	—	10,884,499
Investment Companies	850,373,961	—	—	850,373,961
Investment Contract	—	—	106,236,208	106,236,208
Total	$885,356,703	$—	$106,236,208	$991,592,911

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2017	$99,855,669	$99,855,669
Purchases*	10,103,847	10,103,847
Sales	(3,723,308)	(3,723,308)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$106,236,208	$106,236,208

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
Non-Assignment Featuredaily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the

18

Notes to Financial Statements (Continued)

December 31, 2018

termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

19

Notes to Financial Statements (Continued)

December 31, 2018

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the affiliated Exchange Traded Fund’s most recent annual report to shareholders which can be found at etf.nationwide.com.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the

20

Notes to Financial Statements (Continued)

December 31, 2018

Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/(depreciation) in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$10,884,499
Total		$10,884,499
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

21

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(15,461,241)
Total	$(15,461,241)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$6,363,370
Total	$6,363,370

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$117,174,851
Average Notional Balance Short	$80,082,530

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

22

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

23

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.12%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $51,210.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$271,342	$303,453	$343,808	$918,603

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

24

Notes to Financial Statements (Continued)

December 31, 2018

During the year ended December 31, 2018, NFM earned $281,220 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $4,457.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,640,381.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

25

Notes to Financial Statements (Continued)

December 31, 2018

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	2,527,529	30,159,338	8,296,589	1,500,659	189,279	(8,103,237)	29,041,310	674,477	5,201,626
NVIT Emerging Markets Fund, Class Y	2,927,296	—	39,996,620	953,868	(111,739)	(6,145,294)	32,785,719	319,519	—
NVIT International Index Fund, Class Y	20,044,867	165,098,208	49,789,402	6,773,581	81,987	(33,605,226)	174,590,790	5,531,152	—
NVIT Mid Cap Index Fund, Class Y	2,752,600	101,826,356	11,432,550	42,559,968	1,907,297	(15,517,320)	57,088,915	970,118	6,086,117
NVIT S&P 500 Index Fund, Class Y	14,182,081	249,674,587	25,656,863	26,671,783	7,198,023	(29,653,491)	226,204,199	4,445,905	7,864,121
NVIT Small Cap Index Fund, Class Y	1,191,248	40,659,347	3,361,393	28,938,238	1,964,080	(4,419,352)	12,627,230	205,041	1,770,167
Nationwide Core Plus Bond Fund, Class R6	7,536,993	69,857,541	9,642,038	2,673,593	(98,614)	(3,015,583)	73,711,789	2,443,574	6,085
NVIT Bond Index Fund, Class Y	21,044,418	203,412,291	23,902,876	8,287,576	(190,179)	(6,288,786)	212,548,626	5,929,898	113,213
NVIT Short Term Bond Fund, Class Y	3,136,760	30,466,648	2,881,257	1,116,993	(10,299)	(445,230)	31,775,383	803,352	—
Nationwide Risk-Based International Equity ETF	418,579	10,069,326	765,041	12,070	442	(1,297,681)	9,525,058	270,569	—
Nationwide Risk-Based U.S. Equity ETF	597,017	14,943,857	1,144,242	513,049	38,810	(1,040,675)	14,573,185	348,409	—
Nationwide Contract (a)(b)(c)	$106,236,208	99,855,669	10,103,847	3,723,308	—	—	106,236,208	2,790,722	—
Total		1,016,023,168	186,972,718	123,724,686	10,969,087	(109,531,875)	980,708,412	24,732,736	21,041,329

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

26

Notes to Financial Statements (Continued)

December 31, 2018

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $186,972,718 and sales of $123,724,686 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in

27

Notes to Financial Statements (Continued)

December 31, 2018

such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to

28

Notes to Financial Statements (Continued)

December 31, 2018

shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$41,734,993	$43,048,602	$84,783,595	$—	$84,783,595

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,040,433	$10,425,881	$27,466,314	$—	$27,466,314

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,558,542	$21,604,078	$29,162,620	$—	$(53,290,602)	$(24,127,982)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

29

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,034,232,923	$26,993,060	$(69,633,072)	$(42,640,012)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Managed Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, fixed contract issuer and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.05%.

The Fund designates $43,048,602, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $4,794,984 or $0.0477 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $461,962 or $0.0046 per outstanding share.

32

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

33

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

34

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

36

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

38

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

39

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

40

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

41

Annual Report

December 31, 2018

BlackRock NVIT Managed Global Allocation Fund

AR-BR-MGA 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	BlackRock NVIT Managed Global Allocation Fund

For the annual period ended December 31, 2018, the BlackRock NVIT Managed Global Allocation Fund (Class II) registered -8.47% versus -8.77% for its benchmark, the FTSE World Index. For broader comparison, For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the BlackRock Global Allocation V.I. Fund (“Core Sleeve”), and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

The investment objective of the Core Sleeve is to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Core Sleeve’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the overlay sleeve was a slight detractor from Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

The Fund invests primarily in one underlying fund, the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund. The Fund, through its Core Sleeve, is subject to the risks of its underlying fund and, through its Volatility Overlay, the risks of investing in short-term fixed-income securities or holding cash. These risks include: stock market risk (stock markets are volatile); default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); and cash position risk (the Fund may miss investment opportunities). The Fund or its underlying fund may invest in derivatives, including commodities (which create investment leverage and are highly volatile); foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets); high-yield bonds (which are more volatile); inflation-protected bonds (which typically have lower yields than conventional bonds); precious metal-related securities (which are highly volatile and subject to erratic price movements); and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Volatility Overlay may utilize short positions

3

Fund Commentary (cont.)	BlackRock NVIT Managed Global Allocation Fund

(which create investment leverage and can exaggerate a Fund’s losses). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	BlackRock NVIT Managed Global Allocation Fund

Asset Allocation†

Alternative Assets	93.8%
Money Market Fund	5.2%
Futures	0.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Holdings††

BlackRock Global Allocation VI Fund, Class I	94.7%
JPMorgan U.S. Government Money Market Fund - Institutional Shares	5.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	BlackRock NVIT Managed Global Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	3 Yr.	Inception[2]
Class II	(8.47)%	3.73%	1.45%
FTSE World Index	(8.77)%	7.14%	4.98%
Blended Index	(4.56)%	5.40%	4.20%
CPI	1.91%	2.03%	1.51%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 7, 2015.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.03%	1.19%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	BlackRock NVIT Managed Global Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the BlackRock NVIT Managed Global Allocation Fund since inception through 12/31/18 versus performance of the FTSE World Index, the Blended Index*, and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*

The Fund’s Blended Index comprises 36% S&P 500® Index; 24% FTSE World ex US Index; 24% ICE BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

7

Shareholder Expense Example	BlackRock NVIT Managed Global Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Managed Global Allocation Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class II Shares	Actual	(c)	1,000.00	944.20	2.40	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

BlackRock NVIT Managed Global Allocation Fund

Investment Company 93.8%

	Shares	Value

Alternative Assets 93.8%
BlackRock Global Allocation VI Fund, Class I *	15,201,675	$230,913,445

Total Investment Company (cost $243,495,539)		230,913,445

Short-Term Investment 5.2%
Money Market Fund 5.2%
JPMorgan U.S. Government Money Market Fund - Institutional Shares, 2.30% (a)	12,916,055	12,916,055

Total Short-Term Investment (cost $12,916,055)		12,916,055

Total Investments (cost $256,411,594) — 99.0%		243,829,500

Other assets in excess of liabilities — 1.0%		2,449,372

NET ASSETS — 100.0%		$246,278,872

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2018.

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
MSCI EAFE E-Mini Index	(282)	3/2019	USD	(24,195,600)	296,676
Russell 2000 E-Mini Index	(5)	3/2019	USD	(337,250)	4,912
S&P 500 E-Mini Index	(225)	3/2019	USD	(28,183,500)	624,749
S&P Midcap 400 E-Mini Index	(7)	3/2019	USD	(1,163,540)	14,845

					941,182

At December 31, 2018, the Fund had $2,963,565 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

BlackRock NVIT Managed Global Allocation Fund
Assets:
Investment securities, at value (cost $256,411,594)	$243,829,500
Deposits with broker for futures contracts	2,963,565
Dividends receivable	24,147
Receivable for capital shares issued	235,920

Total Assets	247,053,132

Liabilities:
Payable for investments purchased	223,570
Payable for capital shares redeemed	584
Payable for variation margin on futures contracts	363,962
Accrued expenses and other payables:
Investment advisory fees	31,198
Fund administration fees	15,681
Administrative servicing fees	53,864
Accounting and transfer agent fees	50
Trustee fees	110
Custodian fees	100
Compliance program costs (Note 3)	250
Professional fees	6,938
Printing fees	2,899
Recoupment fees (Note 3)	70,552
Other	4,502

Total Liabilities	774,260

Net Assets	$246,278,872

Represented by:
Capital	$251,072,657
Total distributable earnings (loss)	(4,793,785)

Net Assets	$246,278,872

Net Assets:
Class II Shares	$246,278,872

Total	$246,278,872

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	25,351,000

Total	25,351,000

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.71

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

BlackRock NVIT Managed Global Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,605,311
Interest income	13,360

Total Income	2,618,671

EXPENSES:
Investment advisory fees	1,753,645
Fund administration fees	90,728
Distribution fees Class II Shares	592,446
Administrative servicing fees Class II Shares	592,446
Professional fees	31,744
Printing fees	13,727
Trustee fees	7,131
Custodian fees	7,673
Accounting and transfer agent fees	190
Compliance program costs (Note 3)	978
Recoupment fees (Note 3)	70,552
Other	6,130

Total expenses before fees waived	3,167,390

Distribution fees waived - Class II (Note 3)	(592,446)
Investment advisory fees waived (Note 3)	(1,398,177)

Net Expenses	1,176,767

NET INVESTMENT INCOME	1,441,904

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	9,204,246
Net realized gains (losses) from:
Transactions in investment securities	709,116
Expiration or closing of futures contracts (Note 2)	(2,881,139)

Net realized gains	7,032,223

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(29,954,647)
Futures contracts (Note 2)	22,084

Net change in unrealized appreciation/depreciation	(29,932,563)

Net realized/unrealized losses	(22,900,340)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,458,436)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	BlackRock NVIT Managed Global Allocation Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,441,904	$1,643,599
Net realized gains	7,032,223	10,309,752
Net change in unrealized appreciation/depreciation	(29,932,563)	17,410,509

Change in net assets resulting from operations	(21,458,436)	29,363,860

Distributions to Shareholders From:
Distributable earnings:
Class II	(11,040,006)	(2,390,236	)(a)

Change in net assets from shareholder distributions	(11,040,006)	(2,390,236)

Change in net assets from capital transactions	61,081,449	51,407,922

Change in net assets	28,583,007	78,381,546

Net Assets:
Beginning of year	217,695,865	139,314,319

End of year	$246,278,872	$217,695,865	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$58,292,381	$57,270,670
Dividends reinvested	11,040,006	2,390,236
Cost of shares redeemed	(8,250,938)	(8,252,984)

Total Class II Shares	61,081,449	51,407,922

Change in net assets from capital transactions	$61,081,449	$51,407,922

SHARE TRANSACTIONS:
Class II Shares
Issued	5,442,565	5,486,267
Reinvested	1,062,561	218,218
Redeemed	(749,988)	(786,593)

Total Class II Shares	5,755,138	4,917,892

Total change in shares	5,755,138	4,917,892

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,153,049.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Managed Global Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2018	$11.11	0.07	(0.97)	(0.90)	(0.10)	(0.40)	(0.50)	$9.71	(8.47%	)	$246,278,872	0.50%	0.61%		1.34%	3.50%
Year Ended December 31, 2017	$9.49	0.10	1.65	1.75	(0.13)	–	(0.13)	$11.11	18.43%		$217,695,865	0.51%	0.91%		1.35%	4.48%
Year Ended December 31, 2016	$9.42	0.11	0.17	0.28	(0.09)	(0.12)	(0.21)	$9.49	2.98%		$139,314,319	0.49%	1.22%		1.41%	7.66%
Period Ended December 31, 2015 (h)	$10.00	0.13	(0.71)	(0.58)	–	–	–	$9.42	(5.80%	)	$54,503,899	0.49%	1.41%	(i)	1.77%	0.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015. Total return is calculated based on inception date of July 7, 2015 through December 31, 2015.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Managed Global Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (including exchange traded funds), (together, the “Underlying Funds”) and may have additional investment and concentration risks. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report which can be found at www.blackrock.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

15

Notes to Financial Statements (Continued)

December 31, 2018

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts “ and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$941,182
Total		$941,182
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(2,881,139)
Total	$(2,881,139)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$22,084
Total	$22,084

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$28,394,516
Average Notional Balance Short	$12,554,347

16

Notes to Financial Statements (Continued)

December 31, 2018

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.74%

The Trust and NFA have entered into a written contract waiving 0.59% of investment advisory fees of the Fund until the earlier of April 30, 2019 or the Fund ceases to operate as a “fund-of-funds”. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $1,398,177, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.74%, and after contractual fee waivers was 0.15%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $42,000.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, including acquired fund fees and expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.19% for Class II shares until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

18

Notes to Financial Statements (Continued)

December 31, 2018

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2018, the Fund reimbursed NFA in the amount of $70,552.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $90,728 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $978.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.25% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $592,446 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder

19

Notes to Financial Statements (Continued)

December 31, 2018

sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $592,446.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s sub adviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $65,781,817 and sales of $7,753,905 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be

20

Notes to Financial Statements (Continued)

December 31, 2018

found at www.blackrock.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

Other

The Fund invests through an omnibus account at the Fund’s custodian, JPMorgan, any un-invested cash on a daily basis in the JPMorgan U.S. Government Money Market Fund, Institutional Class. As with investments in any money market fund, the Fund’s investments of cash in the JPMorgan U.S. Government Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of JPMorgan U.S. Government Money Market Fund, Institutional Class may decline in value, causing losses to the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

21

Notes to Financial Statements (Continued)

December 31, 2018

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,511,572	$5,528,434	$11,040,006	$—	$11,040,006

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,390,236	$—	$2,390,236	$—	$2,390,236

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,534,562	$6,961,005	$8,495,567	$—	$(13,289,352)	$(4,793,785)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$258,060,034	$2,003,697	$(15,293,049)	$(13,289,352)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of BlackRock NVIT Managed Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of BlackRock NVIT Managed Global Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 15.49%.

The Fund designates $5,528,434, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

25

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

26

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

27

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

29

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

31

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

32

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

34

Annual Report

December 31, 2018

BlackRock NVIT Equity Dividend Fund

AR-BR-EQD 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	BlackRock NVIT Equity Dividend Fund

For the annual period ended December 31, 2018, the BlackRock NVIT Equity Dividend Fund (Class I) registered -7.26% versus -8.27% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Value (consisting of 257 funds as of December 31, 2018), was -9.30% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Equity Market

U.S. stocks, as represented by the S&P 500® Index, registered -13.52% in the fourth quarter of 2018. This sell-off dragged investment returns into negative territory for the year with the S&P 500 Index declining 4.38% for the one-year period ending December 31, 2018. General uncertainty contributed to the market correction as investors weighed the pace of Federal Reserve interest rate hikes, persistent trade tensions, less-synchronized global growth and a shorter list of potential catalysts for upside surprise. In our view, these factors culminated in consensus late-cycle sentiment’s shifting to recession fears and selling pressure on U.S. stocks.

During the annual reporting period, the Fund’s largest exposures were in the Financials, Health Care, and Energy sectors. Also during the period, notable portfolio changes included increasing the Fund’s allocation to the Communication Services and Information Technology sectors and reducing the Fund’s exposure to the Utilities and Industrials sectors. As always, the Fund’s strategy continues to emphasize investment in quality dividend-paying companies with consideration toward balancing capital appreciation and current income over time.

2018 Positive Impacts

The largest contributor to relative Fund performance during the reporting period was the Fund’s overweight position and stock selection in the Health Care sector. Notably, stock selection and an overweight to the pharmaceuticals industry proved beneficial, as did the Fund’s overweight to the healthcare providers and services industry. In our view, secular growth opportunities in Health Care are a byproduct of demographic trends. Older populations spend more on health care than younger populations. In the United States, a combination of greater demand for health care services and rising costs drive a need for increased efficiency within the health care ecosystem. We believe innovation and strong cost control can work hand-in-hand to address this need. On the innovation front, we prefer to invest in pharmaceutical companies with a proven ability to generate high research and development productivity versus those that focus on one or two key drugs and rely upon raising their prices to drive growth. From a cost perspective, health maintenance organizations (HMOs) have an economic incentive to drive down costs as they provide health insurance coverage to constituents. The HMOs have demonstrated a strong ability to manage costs by leveraging their scale and technology to drive efficiencies. We prefer investment in HMOs with diversified business units, exposure to faster-growing areas of government, including Medicare and Medicaid, and opportunities to enhance their profitability through controlling costs. The Fund’s cash position, which averaged 5.6% during the reporting period, also helped relative Fund returns amid falling U.S. equity prices. The Fund’s higher cash allocation was deliberate and intended to manage the Fund’s market risk, or beta, relative to the Russell 1000 Value Index. During the trailing 12-month period, the Fund sourced ample investment opportunities from cyclical sectors such as Energy and Technology. Companies in these sectors can potentially exhibit earnings that are more economically sensitive, and the higher level of cash helped to counterbalance this exposure. In Information Technology, a combination of stock selection and an overweight to the software industry boosted relative Fund returns, as did stock selection in the electronic equipment industry. Lastly, stock selection in Communication Services added to relative Fund performance during the reporting period.

At the stock level, top contributors to relative Fund performance during the reporting period included overweight positions in Pfizer Inc.,

3

Fund Commentary (cont.)	BlackRock NVIT Equity Dividend Fund

Microsoft Corporation and Anthem Inc. Pfizer, a pharmaceutical manufacturer, outperformed during the reporting period on the heels of positive drug pipeline results across its business. Investors bid up the stock as these favorable readouts could translate to revenue growth acceleration after 2019. Microsoft, a global technology firm, develops and licenses both software and hardware products and services. Microsoft exceeded earnings expectations during the reporting period, driven by robust adoption of its cloud distribution model (i.e., delivery of software and services over the internet). Anthem, a health maintenance organization, outperformed during the reporting period on continued cost trend stability and strong business execution.

2018 Negative Impacts

The largest detractor from relative Fund performance during the reporting period was a combination of stock selection and allocation decisions in Financials. Notably, stock selection in the insurance and capital markets industries proved costly, as did the Fund’s overweight to banks and underweight to the diversified financial services industry. The Fund’s overweight to banks was driven by improved balance sheets, attractive valuations, growing dividends, and the potential for further benefits from deregulation and rising U.S. interest rates. Underperformance in the insurance industry was stock specific and primarily driven by the Fund’s overweight position in American International Group, Inc. (“AIG”). Weakness within the capital markets and the banking industry was primarily driven by fourth-quarter 2018 macroeconomic factors such as a flattening U.S. yield curve and greater fears of a potential U.S. recession. In capital markets, we have reduced the Fund’s exposure to underperformers such as Goldman Sachs and Morgan Stanley. Our conviction and the Fund’s overweight to banks remains unchanged, however. We view bank valuations as attractive and firmly believe that banks’ earnings can be more resilient through a full business cycle than they were a decade ago. In Utilities, stock selection in the electric utilities industry was particularly weak during the reporting period due to the negative impacts on Fund holdings that resulted from severe California wildfires. The

Fund’s 0% exposure to Real Estate also hindered relative Fund returns during the reporting period as benchmark real estate holdings outperformed the broader U.S. equity market during the period. Our decision to not invest in the sector was driven by valuations, which we viewed as equivalent to the broader market and expensive relative to master limited partnerships, which similarly offer high dividend yields. Real Estate’s interest rate sensitivity and the potential for downside risk from property supply and demand trends also factored into the Fund’s underweight positioning. Lastly, stock selection in the media industry dampened relative Fund results for the reporting period within the Consumer Discretionary sector.

At the stock level, top detractors from relative Fund performance included overweight positions in Citigroup Inc., AIG, and PG&E Corporation. Citigroup, one of the largest U.S. banks, underperformed most significantly in the fourth quarter of 2018. A combination of factors, including a flattening yield curve, an uptick in recession risks, and greater-than-peer exposure to emerging markets, contributed to the Fund’s relative underperformance for the reporting period. In the insurance industry, AIG’s underperformance was the result of significant insurance reserve charges and weak operational results in its property and casualty business. PG&E Corporation, a California regulated utility, was negatively affected by the Camp Fire in northern California in November 2018. The stock traded sharply lower as investors priced in fears of potential liabilities related to wildfire damages. Under California state law, regulated utilities such as PG&E can be held liable for fire damages even if they abided by all applicable regulations in maintaining their electrical towers, distribution lines, etc. Therefore, results of the upcoming Camp Fire investigation and clarity on potential liability caps (for wildfire damages) are key investment issues outstanding for the stock. We have reduced the position size in the Fund for risk management purposes, but the Fund continues to hold a small position in the stock.

Derivatives were not used in the portfolio during the reporting period.

4

Fund Commentary (cont.)	BlackRock NVIT Equity Dividend Fund

Subadviser:

BlackRock Investment Management, Inc.

Portfolio Managers:

David Cassese, CFA; Tony DeSpirito; Franco Tapia and David Zhao

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates), derivatives (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	BlackRock NVIT Equity Dividend Fund

Asset Allocation†

Common Stocks	90.9%
Repurchase Agreements	2.7%
Master Limited Partnership	1.4%
Other assets in excess of liabilities††	5.0%
100.0%

Top Industries†††

Banks	13.8%
Pharmaceuticals	11.3%
Oil, Gas & Consumable Fuels	11.1%
Health Care Providers & Services	6.9%
Insurance	6.5%
Software	5.7%
Diversified Telecommunication Services	4.8%
Health Care Equipment & Supplies	3.8%
Capital Markets	3.6%
Electric Utilities	3.0%
Other Industries*	29.5%
100.0%

Top Holdings†††

Verizon Communications, Inc.	4.5%
Pfizer, Inc.	4.4%
JPMorgan Chase & Co.	3.8%
Wells Fargo & Co.	3.6%
Bank of America Corp.	2.9%
Citigroup, Inc.	2.9%
Oracle Corp.	2.7%
Anthem, Inc.	2.6%
Microsoft Corp.	2.5%
AstraZeneca plc	2.2%
Other Holdings*	67.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Overview	BlackRock NVIT Equity Dividend Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(7.26)%	5.70%	11.92%
Class II	(7.46)%	5.45%	11.64%
Class IV	(7.25)%	5.71%	11.92%
Russell 1000® Value Index	(8.27)%	5.95%	11.18%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.94%	0.80%
Class II	1.19%	1.05%
Class IV	0.94%	0.80%

^

Current effective prospectus dated September 24, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	BlackRock NVIT Equity Dividend Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the BlackRock NVIT Equity Dividend Fund versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	BlackRock NVIT Equity Dividend Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Equity Dividend Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	931.10	3.89	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(b)	1,000.00	930.10	5.11	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class IV Shares	Actual	(b)	1,000.00	931.20	3.89	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

BlackRock NVIT Equity Dividend Fund

Common Stocks 90.9%

	Shares	Value

Aerospace & Defense 1.5%
BAE Systems plc	183,870	$1,073,161
Lockheed Martin Corp.	4,985	1,305,273
Northrop Grumman Corp. (a)	7,836	1,919,036

		4,297,470

Banks 13.1%
Bank of America Corp.	332,473	8,192,135
Citigroup, Inc.	153,715	8,002,403
JPMorgan Chase & Co.	108,647	10,606,120
US Bancorp	36,578	1,671,615
Wells Fargo & Co.	216,840	9,991,987

		38,464,260

Beverages 2.0%
Diageo plc	77,744	2,763,296
PepsiCo, Inc.	27,780	3,069,134

		5,832,430

Building Products 1.0%
Johnson Controls International plc	76,250	2,260,812
Masco Corp.	25,540	746,790

		3,007,602

Capital Markets 3.4%
Charles Schwab Corp. (The)	27,910	1,159,102
Goldman Sachs Group, Inc. (The)	14,823	2,476,182
Morgan Stanley	93,622	3,712,113
State Street Corp.	43,301	2,730,994

		10,078,391

Chemicals 0.9%
DowDuPont, Inc.	51,351	2,746,251

Communications Equipment 1.6%
Cisco Systems, Inc.	40,700	1,763,531
Motorola Solutions, Inc.	25,459	2,928,803

		4,692,334

Construction Materials 0.6%
CRH plc	63,960	1,678,530

Containers & Packaging 0.3%
International Paper Co. (a)	19,781	798,361

Diversified Financial Services 0.6%
AXA Equitable Holdings, Inc.	99,271	1,650,877

Diversified Telecommunication Services 4.5%
BCE, Inc.	18,574	734,230
Verizon Communications, Inc.	222,287	12,496,975

		13,231,205

Electric Utilities 2.9%
Edison International	4,382	248,766
FirstEnergy Corp. (a)	106,939	4,015,560
NextEra Energy, Inc.	14,276	2,481,454
PG&E Corp. *	69,820	1,658,225

		8,404,005

Electronic Equipment, Instruments & Components 0.2%
CDW Corp.	8,312	673,688

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 0.2%
Baker Hughes a GE Co. (a)	28,300	$608,450

Food Products 2.0%
Kellogg Co. (a)	31,870	1,816,909
Mondelez International, Inc., Class A	27,380	1,096,021
Nestle SA (Registered)	34,910	2,838,213

		5,751,143

Health Care Equipment & Supplies 3.6%
Koninklijke Philips NV	169,553	$5,975,568
Medtronic plc	50,010	4,548,909

		10,524,477

Health Care Providers & Services 6.6%
Anthem, Inc.	27,438	7,206,042
Cardinal Health, Inc.	21,860	974,956
CVS Health Corp.	41,696	2,731,922
Humana, Inc.	10,063	2,882,848
McKesson Corp.	19,421	2,145,438
UnitedHealth Group, Inc.	13,080	3,258,490

		19,199,696

Household Durables 0.6%
Newell Brands, Inc. (a)	87,340	1,623,651

Household Products 0.9%
Procter & Gamble Co. (The)	27,717	2,547,747

Industrial Conglomerates 2.5%
3M Co.	10,178	1,939,316
General Electric Co.	186,393	1,410,995
Honeywell International, Inc.	21,894	2,892,635
Siemens AG (Registered)	10,870	1,212,324

		7,455,270

Insurance 6.2%
American International Group, Inc.	107,751	4,246,467
Arthur J Gallagher & Co.	33,880	2,496,956
Marsh & McLennan Cos., Inc.	28,441	2,268,170
MetLife, Inc.	141,443	5,807,649
Travelers Cos., Inc. (The)	26,883	3,219,239

		18,038,481

IT Services 0.7%
Cognizant Technology Solutions Corp., Class A	31,490	1,998,985

Leisure Products 0.3%
Mattel, Inc. * (a)	77,224	771,468

Machinery 0.2%
Pentair plc	18,820	711,020

Media 1.5%
Comcast Corp., Class A	132,741	4,519,831

Multiline Retail 0.9%
Dollar General Corp.	23,159	2,503,025

Multi-Utilities 0.7%
Public Service Enterprise Group, Inc.	40,586	2,112,501

10

Statement of Investments (Continued)

December 31, 2018

BlackRock NVIT Equity Dividend Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 9.1%
Anadarko Petroleum Corp.	26,970	$1,182,365
BP plc	870,750	5,493,932
Devon Energy Corp.	66,814	1,505,988
Hess Corp. (a)	35,297	1,429,529
Marathon Oil Corp.	62,080	890,227
Marathon Petroleum Corp.	55,435	3,271,219
ONEOK, Inc.	36,689	1,979,372
Suncor Energy, Inc.	212,491	5,943,373
TOTAL SA, ADR-FR	22,346	1,166,014
Williams Cos., Inc. (The)	170,486	3,759,216

		26,621,235

Personal Products 0.6%
Unilever NV, NYRS-UK	35,233	1,895,535

Pharmaceuticals 10.8%
AstraZeneca plc	80,280	6,003,777
Bayer AG (Registered)	30,360	2,105,198
Merck & Co., Inc.	71,955	5,498,082
Novartis AG, ADR-CH	40,867	3,506,797
Novo Nordisk A/S, ADR-DK	49,430	2,277,240
Pfizer, Inc.	278,525	12,157,616

		31,548,710

Road & Rail 0.4%
Union Pacific Corp.	9,075	1,254,437

Semiconductors & Semiconductor Equipment 1.9%
QUALCOMM, Inc.	64,298	3,659,199
Taiwan Semiconductor Manufacturing Co. Ltd., ADR-TW	50,375	1,859,341

		5,518,540

Software 5.4%
Constellation Software, Inc.	2,121	1,357,645
Microsoft Corp.	68,887	6,996,853
Oracle Corp.	167,846	7,578,247

		15,932,745

Specialty Retail 0.8%
Lowe’s Cos., Inc.	24,330	2,247,119

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	4,556	718,663
Lenovo Group Ltd.	1,256,000	842,113
Samsung Electronics Co. Ltd., GDR-KR Reg. S (b)	2,916	2,522,686

		4,083,462

Tobacco 1.0%
Altria Group, Inc.	62,206	3,072,354

Total Common Stocks (cost $259,827,059)		266,095,286

Master Limited Partnership 1.4%

	Shares	Value

Oil, Gas & Consumable Fuels 1.4%
Enterprise Products Partners LP	166,050	$4,083,170

Total Master Limited Partnership (cost $4,689,155)		4,083,170

Repurchase Agreements 2.7%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $5,454,820, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $5,562,989. (c)	$5,453,911	5,453,911
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $500,242, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $510,211. (c)	500,000	500,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $500,245, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $510,131. (c)	500,000	500,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $1,400,234, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $1,428,000. (c)	1,400,000	1,400,000

Total Repurchase Agreements (cost $7,853,911)		7,853,911

Total Investments (cost $272,370,125) — 95.0%		278,032,367

Other assets in excess of liabilities — 5.0%		14,501,024

NET ASSETS — 100.0%		$292,533,391

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $10,215,374, which was collateralized by cash used to purchase repurchase agreements with a total value of $7,853,911 and by

11

Statement of Investments (Continued)

December 31, 2018

BlackRock NVIT Equity Dividend Fund (Continued)

$2,507,191 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from 1/15/2019 – 2/15/2048, a total value of $10,361,102.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $2,522,686 which represents 0.86% of net assets.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

DK	Denmark

FR	France

GDR	Global Depositary Receipt

KR	South Korea

NYRS	New York Registry Shares

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

TW	Taiwan

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2018

BlackRock NVIT Equity Dividend Fund
Assets:
Investment securities, at value* (cost $264,516,214)	$270,178,456
Repurchase agreements, at value (cost $7,853,911)	7,853,911
Cash	23,131,499
Foreign currencies, at value (cost $91,010)	91,022
Interest and dividends receivable	347,511
Security lending income receivable	2,423
Receivable for investments sold	127,385
Receivable for capital shares issued	399,128
Reclaims receivable	14,283
Due from custodian	9,511
Reimbursement from investment adviser (Note 3)	24,159
Prepaid expenses	435

Total Assets	302,179,723

Liabilities:
Payable for investments purchased	1,457,886
Payable for capital shares redeemed	17,834
Payable upon return of securities loaned (Note 2)	7,853,911
Accrued expenses and other payables:
Investment advisory fees	165,319
Fund administration fees	27,485
Distribution fees	49,180
Administrative servicing fees	40,563
Accounting and transfer agent fees	205
Trustee fees	175
Custodian fees	1,235
Compliance program costs (Note 3)	319
Professional fees	16,121
Printing fees	8,979
Other	7,120

Total Liabilities	9,646,332

Net Assets	$292,533,391

Represented by:
Capital	$273,578,375
Total distributable earnings (loss)	18,955,016

Net Assets	$292,533,391

Net Assets:
Class I Shares	$45,751,909
Class II Shares	230,187,343
Class IV Shares	16,594,139

Total	$292,533,391

13

Statement of Assets and Liabilities (Continued)

December 31, 2018

BlackRock NVIT Equity Dividend Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,762,092
Class II Shares	14,001,538
Class IV Shares	1,001,378

Total	17,765,008

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.56
Class II Shares	$16.44
Class IV Shares	$16.57

*	Includes value of securities on loan of $10,215,374 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2018

BlackRock NVIT Equity Dividend Fund
INVESTMENT INCOME:
Dividend income	$7,845,552
Interest income	192,894
Income from securities lending (Note 2)	43,236
Foreign tax withholding	(65,620)

Total Income	8,016,062

EXPENSES:
Investment advisory fees	1,977,444
Fund administration fees	146,202
Distribution fees Class II Shares	578,842
Administrative servicing fees Class I Shares	74,693
Administrative servicing fees Class II Shares	347,306
Administrative servicing fees Class IV Shares	28,613
Professional fees	29,804
Printing fees	24,546
Trustee fees	9,098
Custodian fees	9,960
Accounting and transfer agent fees	6,412
Compliance program costs (Note 3)	1,249
Other	9,802

Total expenses before expenses reimbursed	3,243,971

Expenses reimbursed by adviser (Note 3)	(259,779)

Net Expenses	2,984,192

NET INVESTMENT INCOME	5,031,870

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	14,067,091
Foreign currency transactions (Note 2)	(4,149)

Net realized gains	14,062,942

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(42,173,337)
Translation of assets and liabilities denominated in foreign currencies	1,608

Net change in unrealized appreciation/depreciation	(42,171,729)

Net realized/unrealized losses	(28,108,787)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,076,917)

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	BlackRock NVIT Equity Dividend Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$5,031,870	$3,523,868
Net realized gains	14,062,942	38,405,407
Net change in unrealized appreciation/depreciation	(42,171,729)	(2,090,969)

Change in net assets resulting from operations	(23,076,917)	39,838,306

Distributions to Shareholders From:
Distributable earnings:
Class I	(5,810,614)	(1,436,119	)(a)
Class II	(27,459,345)	(5,432,253	)(a)
Class IV	(2,176,868)	(576,887	)(a)

Change in net assets from shareholder distributions	(35,446,827)	(7,445,259)

Change in net assets from capital transactions	71,773,667	17,872,442

Change in net assets	13,249,923	50,265,489

Net Assets:
Beginning of year	279,283,468	229,017,979

End of year	$292,533,391	$279,283,468	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,873,914	$3,183,985
Dividends reinvested	5,810,614	1,436,119
Cost of shares redeemed	(7,606,850)	(7,961,223)

Total Class I Shares	6,077,678	(3,341,119)

Class II Shares
Proceeds from shares issued	50,401,429	34,864,953
Dividends reinvested	27,459,345	5,432,253
Cost of shares redeemed	(12,650,927)	(18,028,387)

Total Class II Shares	65,209,847	22,268,819

Class IV Shares
Proceeds from shares issued	453,106	646,175
Dividends reinvested	2,176,868	576,887
Cost of shares redeemed	(2,143,832)	(2,278,320)

Total Class IV Shares	486,142	(1,055,258)

Change in net assets from capital transactions	$71,773,667	$17,872,442

16

Statements of Changes in Net Assets (Continued)

	BlackRock NVIT Equity Dividend Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	408,165	166,124
Reinvested	308,618	74,801
Redeemed	(389,533)	(422,536)

Total Class I Shares	327,250	(181,611)

Class II Shares
Issued	2,618,180	1,825,647
Reinvested	1,469,500	285,579
Redeemed	(638,823)	(999,321)

Total Class II Shares	3,448,857	1,111,905

Class IV Shares
Issued	23,237	34,110
Reinvested	115,521	30,041
Redeemed	(109,925)	(120,374)

Total Class IV Shares	28,833	(56,223)

Total change in shares	3,804,940	874,071

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $779,583.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Equity Dividend Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$20.10	0.37	(1.58)	(1.21)	(0.34)	(1.99)	(2.33)	$16.56	(7.26%	)	$45,751,909	0.80%	1.87%	0.89%	35.80%
Year Ended December 31, 2017	$17.57	0.31	2.82	3.13	(0.60)	–	(0.60)	$20.10	18.00%		$48,947,247	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.31	0.33	2.36	2.69	(0.43)	–	(0.43)	$17.57	17.89%		$45,980,349	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.62	0.22	(1.27)	(1.05)	(0.26)	–	(0.26)	$15.31	(6.30%	)	$45,696,363	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.29)	–	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%

Class II Shares
Year Ended December 31, 2018	$19.97	0.31	(1.55)	(1.24)	(0.30)	(1.99)	(2.29)	$16.44	(7.46%	)	$230,187,343	1.05%	1.62%	1.14%	35.80%
Year Ended December 31, 2017	$17.47	0.26	2.80	3.06	(0.56)	–	(0.56)	$19.97	17.69%		$210,778,550	1.05%	1.40%	1.18%	102.72%
Year Ended December 31, 2016	$15.19	0.29	2.34	2.63	(0.35)	–	(0.35)	$17.47	17.57%		$164,952,425	1.18%	1.86%	1.18%	17.26%
Year Ended December 31, 2015	$16.53	0.18	(1.26)	(1.08)	(0.26)	–	(0.26)	$15.19	(6.51%	)	$162,893,521	1.17%	1.11%	1.17%	16.59%
Year Ended December 31, 2014	$15.37	0.20	1.17	1.37	(0.21)	–	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%

Class IV Shares
Year Ended December 31, 2018	$20.11	0.37	(1.58)	(1.21)	(0.34)	(1.99)	(2.33)	$16.57	(7.25%	)	$16,594,139	0.80%	1.88%	0.89%	35.80%
Year Ended December 31, 2017	$17.58	0.31	2.82	3.13	(0.60)	–	(0.60)	$20.11	17.99%		$19,557,671	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.32	0.33	2.37	2.70	(0.44)	–	(0.44)	$17.58	17.89%		$18,085,205	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.63	0.22	(1.27)	(1.05)	(0.26)	–	(0.26)	$15.32	(6.29%	)	$17,265,399	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.28)	–	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Equity Dividend Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company and Nationwide Life (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

20

Notes to Financial Statements (Continued)

December 31, 2018

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,224,309	$1,073,161	$—	$4,297,470
Banks	38,464,260	—	—	38,464,260
Beverages	3,069,134	2,763,296	—	5,832,430
Building Products	3,007,602	—	—	3,007,602
Capital Markets	10,078,391	—	—	10,078,391
Chemicals	2,746,251	—	—	2,746,251
Communications Equipment	4,692,334	—	—	4,692,334
Construction Materials	—	1,678,530	—	1,678,530
Containers & Packaging	798,361	—	—	798,361
Diversified Financial Services	1,650,877	—	—	1,650,877
Diversified Telecommunication Services	13,231,205	—	—	13,231,205
Electric Utilities	8,404,005	—	—	8,404,005
Electronic Equipment, Instruments &
Components	673,688	—	—	673,688
Energy Equipment & Services	608,450	—	—	608,450
Food Products	2,912,930	2,838,213	—	5,751,143

21

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$4,548,909	$5,975,568	$—	$10,524,477
Health Care Providers & Services	19,199,696	—	—	19,199,696
Household Durables	1,623,651	—	—	1,623,651
Household Products	2,547,747	—	—	2,547,747
Industrial Conglomerates	6,242,946	1,212,324	—	7,455,270
Insurance	18,038,481	—	—	18,038,481
IT Services	1,998,985	—	—	1,998,985
Leisure Products	771,468	—	—	771,468
Machinery	711,020	—	—	711,020
Media	4,519,831	—	—	4,519,831
Multiline Retail	2,503,025	—	—	2,503,025
Multi-Utilities	2,112,501	—	—	2,112,501
Oil, Gas & Consumable Fuels	21,127,303	5,493,932	—	26,621,235
Personal Products	1,895,535	—	—	1,895,535
Pharmaceuticals	23,439,735	8,108,975	—	31,548,710
Road & Rail	1,254,437	—	—	1,254,437
Semiconductors & Semiconductor Equipment	5,518,540	—	—	5,518,540
Software	15,932,745	—	—	15,932,745
Specialty Retail	2,247,119	—	—	2,247,119
Technology Hardware, Storage & Peripherals	718,663	3,364,799	—	4,083,462
Tobacco	3,072,354	—	—	3,072,354
Total Common Stocks	$233,586,488	$32,508,798	$—	$266,095,286
Master Limited Partnership	$4,083,170	$—	$—	$4,083,170
Repurchase Agreements	—	7,853,911	—	7,853,911
Total	$237,669,658	$40,362,709	$—	$278,032,367

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar

22

Notes to Financial Statements (Continued)

December 31, 2018

equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $7,853,911, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the

23

Notes to Financial Statements (Continued)

December 31, 2018

Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

24

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$5,453,911	$—	$5,453,911	$(5,453,911)	$—
NatWest Markets Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	1,400,000	—	1,400,000	(1,400,000)	—
Total	$7,853,911	$—	$7,853,911	$(7,853,911)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of

25

Notes to Financial Statements (Continued)

December 31, 2018

investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in partnerships. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

26

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.70%
$100 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.66%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount (a)	Fiscal Year 2018 Amount	Total
$N/A	$311,849	$259,779	$571,628
(a)	For the period from January 10, 2017 through December 31, 2017.

N/A — Not Applicable

27

Notes to Financial Statements (Continued)

December 31, 2018

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $146,202 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,249.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $450,612.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the

28

Notes to Financial Statements (Continued)

December 31, 2018

meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $134,545,871 and sales of $101,182,589 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

29

Notes to Financial Statements (Continued)

December 31, 2018

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove

30

Notes to Financial Statements (Continued)

December 31, 2018

the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,209,485	$30,237,342	$35,446,827	$—	$35,446,827

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Ordinary Income*
$7,445,259	$—	$7,445,259	$—	$7,445,259

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,967,416	$12,087,791	$15,055,207	$—	$3,899,809	$18,955,016

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

31

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$274,132,081	$31,758,229	$(27,857,943)	$3,900,286

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of BlackRock NVIT Equity Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of BlackRock NVIT Equity Dividend Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 74.62%.

The Fund designates $30,237,342, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

35

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

36

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

38

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

40

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

41

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

43

Annual Report

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund

AR-TRT 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	DoubleLine NVIT Total Return Tactical Fund

For the annual period ended December 31, 2018, the DoubleLine NVIT Total Return Tactical Fund (Class Y) returned 0.52% versus 0.01% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate-Term Bond (consisting of 232 funds as of December 31, 2018), was -0.57% for the same period.

The Fund outpaced its benchmark in 2018. Over this period, the Federal Reserve (Fed) hiked its benchmark rate four times as the U.S. economy continued to exhibit robust growth relative to other developed countries, ending the year with a seasonally adjusted unemployment rate of 3.9% compared to the long-term average of 5.8%. As of year-end, the market had zero rate hikes priced in for 2019, while Fed dot plots* suggested there will be two rate hikes in the coming year. The U.S. Treasury yield curve flattened, and rates sold off in 2018 with 2-year yields increasing by 60 basis points, 5-year yields increasing by 31 basis points, 10-year yields increasing by 28 basis points, and 30-year yields increasing by 28 basis points. The increase in rates over the year contributed to the relative outperformance of the Fund, which benefited from having a shorter duration than its benchmark throughout the year.

While there are a growing number of leading economic indicators signalling a possible recession, we are sceptical that this will occur in the short term. Spread widening across securitized products in the fourth quarter of 2018 was largely the result of macroeconomic volatility as opposed to fundamental changes, and we believe this could provide for better entry points for new investments with a continued focus on high-quality bonds. Although rates rallied in the fourth quarter of 2018, we believe yields are still biased upward over the long term. Therefore, we expect to continue managing the Fund with a shorter duration than that of the benchmark.

The best-performing asset classes in the portfolio during 2018 were Asset-Backed Securities (ABS), Commercial Mortgage-Backed Securities (CMBS), and Non-Agency Residential Mortgage-Backed Securities (RMBS). These asset classes benefited from a lower duration relative to the benchmark as well as strong performance on spread tightening throughout the year. Outperformance by these sectors of the portfolio was also driven by security selection of holdings outside of the benchmark. Collateralized Loan Obligations (CLOs) and Bank Loans outperformed the benchmark over the year as their floating-rate profile benefited from the increase in short-term interest rates over the year. As of year-end, 13% of the portfolio comprised floating-rate securities. High-yield corporate bonds were a top-performing sector during the first three quarters of 2018 but finished the year as the worst-performing asset class as spreads blew out on concerns related to trade, oil supply, and the pace of the ongoing Fed tightening cycle. Investment-grade corporate bonds also detracted from Fund performance as spreads widened on similar concerns. U.S. Treasuries in the portfolio underperformed the benchmark driven by the increase in rates over the year. Emerging market corporate bonds underperformed the benchmark over the period driven by a combination of higher rates, a stronger U.S. dollar, and a decrease in oil prices, which fell by about 25% over the period.

Derivatives were not used by the Fund over the year.

Subadviser:

DoubleLine Capital LP

Portfolio Managers:

Jeffrey E. Gundlach, Philip A. Barach and Jeffrey J. Sherman, CFA

*The dot plot, published after each Fed meeting, is a chart that shows the projections of each of the 16 members of the Federal Open Market Committee (FOMC), the rate-setting body within the Fed. Each dot on the chart represents a member’s view on where the federal funds rate should be at the end of various calendar years, as well as the peak for the federal funds rate once the Fed has finished tightening (or “normalizing”) policy from current levels.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject

3

Fund Commentary (cont.)	DoubleLine NVIT Total Return Tactical Fund

to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund is nondiversified and may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile).

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	DoubleLine NVIT Total Return Tactical Fund

Asset Allocation†

Collateralized Mortgage Obligations	28.1%
Mortgage-Backed Securities	16.3%
Corporate Bonds	13.7%
U.S. Treasury Obligations	13.4%
Asset-Backed Securities	9.5%
Commercial Mortgage-Backed Securities	6.6%
Investment Company	4.1%
Short-Term Investment	1.3%
Foreign Government Securities	0.9%
Other assets in excess of liabilities††	6.1%
100.0%

Top Industries†††

Banks	2.8%
Oil, Gas & Consumable Fuels	2.1%
Electric Utilities	1.0%
Health Care Providers & Services	0.7%
Capital Markets	0.6%
Wireless Telecommunication Services	0.6%
Food Products	0.6%
Diversified Financial Services	0.4%
Consumer Finance	0.4%
Metals & Mining	0.4%
Other Industries	90.4%
100.0%

Top Holdings†††

FHLMC, 3.50%, 8/1/2047	4.4%
DoubleLine Floating Rate Fund, Class I	4.4%
FHLMC, 3.00%, 1/15/2044	2.9%
FHLMC, 4.00%, 11/15/2045	2.8%
FHLMC, 3.50%, 4/15/2038	2.5%
FNMA, 2.50%, 3/25/2033	2.3%
U.S. Treasury Notes, 2.50%, 6/30/2020	2.3%
FHLMC, 3.00%, 9/15/2046	2.3%
FHLMC, 3.00%, 7/15/2046	2.2%
FNMA, 3.00%, 5/25/2048	2.2%
Other Holdings	71.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	DoubleLine NVIT Total Return Tactical Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr	Inception[2]
Class I	0.31%	0.28%
Class II	0.30%	0.26%
Class Y	0.52%	0.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	0.06%
CPI	1.91%	1.53%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 16, 2017.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.85%
Class II	1.24%	1.00%
Class Y	0.74%	0.60%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	DoubleLine NVIT Total Return Tactical Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the DoubleLine NVIT Total Return Tactical Fund since inception through 12/31/18 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	DoubleLine NVIT Total Return Tactical Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018, through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

DoubleLine NVIT Total Return Tactical Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,011.20	4.06	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(b)	1,000.00	1,011.10	4.97	0.98
	Hypothetical	(b)(c)	1,000.00	1,020.27	4.99	0.98
Class Y Shares	Actual	(b)	1,000.00	1,012.40	2.94	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund

Asset-Backed Securities 9.5%

	Principal Amount	Value

Automobiles 0.3%
Flagship Credit Auto Trust, Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	$500,000	$493,151

Home Equity 1.6%
Mastr Asset-Backed Securities Trust, Series 2007-HE1, Class A3, 2.72%, 5/25/2037 (b)	3,016,250	2,842,822

Other 7.3%
AIMCO CLO, Series 2015-AA, Class AR, 3.29%, 1/15/2028 (a)(b)	500,000	494,623
Ares XXXIII CLO Ltd., Series 2015-1A, Class A1R, 4.10%, 12/5/2025 (a)(b)	400,000	399,830
Atrium VIII, Series 8A, Class AR, 3.83%, 10/23/2024 (a)(b)	500,000	499,669
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV3, 2.66%, 5/25/2036 (b)	3,421,888	2,764,640
Jamestown CLO IX Ltd., Series 2016-9A, Class A1A, 4.04%, 10/20/2028 (a)(b)	500,000	498,209
JP Morgan Mortgage Acquisition Trust
Series 2006-RM1, Class A5, 2.75%, 8/25/2036 (b)	2,087,908	1,114,616
Series 2007-CH3, Class M2, 2.83%, 3/25/2037 (b)	1,500,000	1,234,356
KREF Ltd., Series 2018-FL1, Class A, 3.40%, 6/15/2036 (a)(b)	184,000	183,997
LCM XV LP, Series 15A, Class DR, 6.17%, 7/20/2030 (a)(b)	250,000	244,802
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	250,000	245,702
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, 3.96%, 5/15/2028 (a)(b)	236,000	235,575
Marathon CLO V Ltd., Series 2013-5A, Class A1R, 3.52%, 11/21/2027 (a)(b)	500,000	497,303
New Century Home Equity Loan Trust, Series 2006-1, Class A2C, 2.79%, 5/25/2036 (b)	1,500,000	1,235,321
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3.66%, 10/20/2030 (a)(b)	500,000	494,829
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/2023 (a)	320,672	320,067
Sofi Consumer Loan Program LLC, Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	250,000	247,939

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Sprite Ltd., Series 2017-1, Class A, 4.25%, 12/15/2037 (a)	$461,111	$457,681
Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.32%, 11/25/2048 (a)	500,000	506,143
Upstart Securitization Trust, Series 2017-2, Class A, 2.51%, 3/20/2025 (a)	56,749	56,609
Venture XX CLO Ltd., Series 2015-20A, Class AR, 3.26%, 4/15/2027 (a)(b)	500,000	494,393
Zais CLO 5 Ltd., Series 2016-2A, Class A1, 3.97%, 10/15/2028 (a)(b)	500,000	499,780

		12,726,084

Student Loan 0.3%
Sofi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.83%, 8/25/2047 (a)	500,000	504,839

Total Asset-Backed Securities (cost $16,883,697)		16,566,896

Collateralized Mortgage Obligations 28.1%
Alternative Loan Trust
Series 2006-13T1, Class A1, 6.00%, 5/25/2036	2,852,572	2,165,366
Series 2006-OA7, Class 1A2, 3.10%, 6/25/2046 (b)	3,401,536	3,123,712
Bear Stearns ALT-A Trust, Series 2006-1, Class 11A1, 2.99%, 2/25/2036 (b)	2,749,625	2,591,465
Chase Mortgage Finance Trust, Series 2007-S5, Class 1A10, 6.00%, 7/25/2037	2,499,796	1,996,100
CHL Mortgage Pass-Through Trust, Series 2006-20, Class 1A36, 5.75%, 2/25/2037	1,984,274	1,576,470
CIM Trust, Series 2017-8, Class A1, 3.00%, 12/25/2065 (a)(b)	1,266,041	1,245,267
Ellington Financial Mortgage Trust
Series 2017-1, Class A1, 2.69%, 10/25/2047 (a)(b)	661,785	656,250
Series 2017-1, Class A2, 2.74%, 10/25/2047 (a)(b)	672,815	667,335
Series 2017-1, Class A3, 2.84%, 10/25/2047 (a)(b)	496,339	489,861
FHLMC REMICS
Series 4120, Class KA, 1.75%, 10/15/2032	3,560,225	3,439,475
Series 4749, Class LV, 3.50%, 4/15/2038	4,000,000	4,059,639
Series 4729, Class AG, 3.00%, 1/15/2044	5,000,000	4,779,871

9

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 4748, Class KW, 3.50%, 9/15/2044	$3,000,000	$3,021,701
Series 4767, Class CA, 4.00%, 11/15/2045	4,440,712	4,585,034
Series 4750, Class PA, 3.00%, 7/15/2046	3,773,772	3,690,972
Series 4752, Class PL, 3.00%, 9/15/2046	3,758,366	3,739,234
FNMA REMICS
Series 2013-20, Class MA, 2.50%, 3/25/2033	3,939,691	3,842,703
Series 2018-33, Class A, 3.00%, 5/25/2048	3,710,497	3,620,714

Total Collateralized Mortgage Obligations (cost $50,287,957)		49,291,169

Commercial Mortgage-Backed Securities 6.6%
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.51%, 12/15/2036 (a)(b)	152,000	148,636
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, 3.36%, 9/15/2035 (a)(b)	179,993	179,668
BANK
Series 2017-BNK8, Class XA, IO, 0.75%, 11/15/2050 (b)	4,433,434	232,997
Series 2017-BNK6, Class XA, IO, 0.87%, 7/15/2060 (b)	4,652,136	244,259
Series 2018-BN10, Class XA, IO, 0.75%, 2/15/2061 (b)	2,898,544	155,030
BBCMS Trust, Series 2018-BXH, Class A, 3.46%, 10/15/2037 (a)(b)	62,000	61,511
BB-UBS Trust
Series 2012-SHOW, Class XB, IO, 0.14%, 11/5/2036 (a)(b)	4,823,000	49,943
Series 2012-SHOW, Class XA, IO, 0.60%, 11/5/2036 (a)(b)	8,760,000	290,527
BSPRT Issuer Ltd.
Series 2017-FL2, Class AS, 3.56%, 10/15/2034 (a)(b)	119,000	118,840
Series 2017-FL2, Class B, 3.86%, 10/15/2034 (a)(b)	119,000	118,787
BX Trust
Series 2018-GW, Class A, 3.26%, 5/15/2035 (a)(b)	177,000	173,172
Series 2018-EXCL, Class A, 3.54%, 9/15/2037 (a)(b)	62,000	61,659
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class D, 4.35%, 10/15/2034 (a)(b)	232,000	232,332
Series 2017-VICI, Class E, 4.35%, 10/15/2034 (a)(b)	232,000	226,755
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.98%, 11/13/2050 (b)	5,950,164	344,653
CHT Mortgage Trust
Series 2017-CSMO, Class E, 5.46%, 11/15/2036 (a)(b)	302,000	297,235

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series 2017-CSMO, Class F, 6.20%, 11/15/2036 (a)(b)(c)	$161,000	$160,489
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class XA, IO, 1.14%, 3/10/2047 (b)	3,898,359	192,760
Series 2014-GC21, Class XA, IO, 1.19%, 5/10/2047 (b)	4,009,331	192,370
Series 2016-GC36, Class D, 2.85%, 2/10/2049 (a)	360,000	282,367
COMM Mortgage Trust
Series 2017-PANW, Class E, 3.81%, 10/10/2029 (a)(b)(c)	254,000	236,189
Series 2017-PANW, Class D, 3.93%, 10/10/2029 (a)(b)	152,000	148,576
Series 2014-CR20, Class XA, IO, 1.12%, 11/10/2047 (b)	7,117,137	319,629
Series 2015-CR23, Class C, 4.25%, 5/10/2048 (b)	407,000	396,877
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class XA, IO, 1.80%, 1/15/2049 (b)	984,311	87,492
Series 2017-CX10, Class XA, IO, 0.73%, 11/15/2050 (b)	7,109,040	347,512
Series 2017-CX10, Class C, 4.11%, 11/15/2050 (b)	405,000	392,225
CSMC Trust
Series 2017-CALI, Class E, 3.78%, 11/10/2032 (a)(b)	250,000	232,683
Series 2017-CALI, Class F, 3.78%, 11/10/2032 (a)(b)	250,000	225,684
CSWF, Series 2018-TOP, Class A, 3.46%, 8/15/2035 (a)(b)	180,000	177,923
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 3.26%, 5/15/2035 (a)(b)	165,209	164,289
GPMT Ltd., Series 2018-FL1, Class A, 3.38%, 11/21/2035 (a)(b)	177,000	176,173
GS Mortgage Securities Corp. Trust
Series 2018-3PCK, Class A, 3.91%, 9/15/2021 (a)(b)	185,000	184,912
Series 2018-TWR, Class A, 3.36%, 7/15/2031 (a)(b)	100,000	99,498
Series 2018-TWR, Class D, 4.06%, 7/15/2031 (a)(b)	100,000	98,799
Series 2018-LUAU, Class A, 3.46%, 11/15/2032 (a)(b)	184,000	183,054
Series 2018-FBLU, Class F, 5.71%, 11/15/2035 (a)(b)	147,000	145,890
GS Mortgage Securities Trust
Series 2016-GS4, Class XA, IO, 0.59%, 11/10/2049 (b)	7,827,923	243,891
Series 2017-GS8, Class XA, IO, 0.98%, 11/10/2050 (b)	5,332,856	350,087
Series 2017-GS8, Class C, 4.34%, 11/10/2050 (b)	405,000	397,516
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 3.46%, 6/15/2032 (a)(b)	179,000	175,418

10

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class XA, IO, 1.44%, 5/15/2050 (b)	$3,167,359	$242,784
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D, 4.66%, 11/15/2034 (a)(b)	111,000	110,071
Series 2017-ASHF, Class E, 5.61%, 11/15/2034 (a)(b)	167,000	165,594
Series 2017-ASHF, Class F, 6.81%, 11/15/2034 (a)(b)	127,000	125,937
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, IO, 2.00%, 10/10/2048 (b)	3,333,214	336,375
UBS Commercial Mortgage Trust
Series 2017-C5, Class C, 4.32%, 11/15/2050 (b)	349,000	336,022
Series 2017-C6, Class C, 4.45%, 12/15/2050 (b)	173,000	168,698
Series 2018-C8, Class C, 4.70%, 2/15/2051 (b)	173,000	170,562
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class C, 4.69%, 10/15/2045 (b)	405,000	418,581
Series 2015-C28, Class XA, IO, 0.70%, 5/15/2048 (b)	9,992,329	328,766
Series 2017-C41, Class B, 4.19%, 11/15/2050 (b)	251,000	251,700
Series 2017-C41, Class C, 4.51%, 11/15/2050 (b)	327,000	322,966

Total Commercial Mortgage-Backed Securities (cost $11,709,705)		11,526,363

Corporate Bonds 13.7%

Aerospace & Defense 0.0%†
TransDigm, Inc., 6.38%, 6/15/2026	45,000	41,850

Air Freight & Logistics 0.1%
FedEx Corp., 4.75%, 11/15/2045	90,000	84,855

Airlines 0.1%
Delta Air Lines, Inc., 3.63%, 3/15/2022	105,000	102,752

Banks 2.6%
Banco BTG Pactual SA,
Reg. S, 5.50%, 1/31/2023	200,000	193,542
Banco de Credito e Inversiones SA,
Reg. S, 4.00%, 2/11/2023	200,000	197,772
Banco de Reservas de la Republica Dominicana,
Reg. S, 7.00%, 2/1/2023	150,000	150,000

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Banco do Brasil SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (d)(e)	$200,000	$171,500
Banco General SA,
Reg. S, 4.13%, 8/7/2027	200,000	183,500
Banco Macro SA, Reg. S, (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/4/2026 (e)	300,000	242,250
Banco Mercantil del Norte SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 1/10/2028 (d)(e)	200,000	193,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 5.95%, 10/1/2028 (a)(e)	200,000	200,750
Bancolombia SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (e)	200,000	192,752
Banistmo SA, 3.65%, 9/19/2022 (a)	300,000	285,000
Bank of America Corp., (ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (e)	165,000	162,047
BBVA Bancomer SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (e)	400,000	347,000
BDO Unibank, Inc.,
Reg. S, 2.95%, 3/6/2023	300,000	283,560
Citigroup, Inc., (ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	165,000	155,872
Commonwealth Bank of Australia, 2.75%, 3/10/2022 (a)	125,000	122,647
DBS Group Holdings Ltd., Reg. S, (USD Swap Semi 5 Year + 2.39%), 3.60%, 9/07/2021 (d)(e)	300,000	286,500
Global Bank Corp.,
Reg. S, 4.50%, 10/20/2021	200,000	193,940
Itau Unibanco Holding SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%, 3/19/2023 (d)(e)	200,000	189,250
Mitsubishi UFJ Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.74%), 3.48%, 3/2/2023 (e)	80,000	78,674
Royal Bank of Scotland Group plc, (ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (e)	200,000	192,324
Santander Holdings USA, Inc., 3.40%, 1/18/2023	80,000	76,772

11

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Sumitomo Mitsui Financial Group, Inc., (ICE LIBOR USD 3 Month + 0.74%), 3.19%, 1/17/2023 (e)	$105,000	$103,683
United Overseas Bank Ltd., Reg. S, (USD Swap Semi 5 Year + 1.79%), 3.88%, 10/19/2023 (d)(e)	200,000	184,221
Wells Fargo & Co., 3.07%, 1/24/2023	80,000	77,914
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (e)	85,000	81,606

		4,546,576

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	98,000	96,373
Embotelladora Andina SA, Reg. S, 5.00%, 10/1/2023	200,000	205,342

		301,715

Biotechnology 0.2%
AbbVie, Inc., 3.20%, 11/6/2022	115,000	113,283
Celgene Corp., 4.35%, 11/15/2047	185,000	155,789

		269,072

Building Products 0.0%†
Builders FirstSource, Inc., 5.63%, 9/1/2024 (a)	60,000	55,650

Capital Markets 0.6%
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 0.78%), 3.31%, 10/31/2022 (e)	85,000	82,822
(ICE LIBOR USD 3 Month + 1.17%), 3.79%, 5/15/2026 (e)	85,000	81,581
Israel Electric Corp. Ltd., Series 6, Reg. S, 5.00%, 11/12/2024 (a)	200,000	201,456
Macquarie Group Ltd.,
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a)(e)	85,000	81,697
(ICE LIBOR USD 3 Month + 1.33%), 4.15%, 3/27/2024 (a)(e)	80,000	80,009
Morgan Stanley, (ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (e)	170,000	168,552
Temasek Financial I Ltd., Reg. S, 2.38%, 1/23/2023	300,000	290,526

		986,643

Chemicals 0.2%
Ashland LLC, 4.75%, 8/15/2022 (f)	45,000	44,325
DowDuPont, Inc., 5.42%, 11/15/2048	75,000	77,921
Hexion, Inc., 6.63%, 4/15/2020	20,000	15,950
10.38%, 2/1/2022 (a)	25,000	19,937

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Mosaic Co. (The), 4.05%, 11/15/2027	$80,000	$75,874
UPL Corp. Ltd., Reg. S, 3.25%, 10/13/2021	200,000	193,374

		427,381

Commercial Services & Supplies 0.1%
Aramark Services, Inc., 5.00%, 4/1/2025 (a)	65,000	63,537
Garda World Security Corp., 8.75%, 5/15/2025 (a)	60,000	54,600
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (a)	59,000	60,844
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	65,000	61,913

		240,894

Communications Equipment 0.2%
Axiata SPV2 Bhd., Series 2, Reg. S, 3.47%, 11/19/2020	300,000	299,475

Construction Materials 0.1%
Cemex SAB de CV, Reg. S, 7.75%, 4/16/2026	200,000	210,250

Consumer Finance 0.4%
American Express Co., 2.50%, 8/1/2022	85,000	82,040
Credito Real SAB de CV SOFOM ER, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.03%), 9.12%, 11/29/2022 (d)(e)	200,000	187,752
Discover Financial Services, 4.10%, 2/9/2027	85,000	79,354
General Motors Financial Co., Inc., (ICE LIBOR USD 3 Month + 0.99%), 3.40%, 1/5/2023 (e)	125,000	118,581
Unifin Financiera SAB de CV SOFOM ENR, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%, 1/29/2025 (d)(e)	200,000	165,000

		632,727

Containers & Packaging 0.1%
Crown Americas LLC, 4.75%, 2/1/2026 (a)	89,000	83,882
Flex Acquisition Co., Inc., 6.88%, 1/15/2025 (a)	60,000	53,400
WRKCo, Inc., 3.75%, 3/15/2025 (a)	80,000	78,500

		215,782

Diversified Financial Services 0.4%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/2025 (a)	45,000	23,850
Fondo MIVIVIENDA SA, Reg. S, 3.50%, 1/31/2023	300,000	288,453

12

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services (continued)
Refinitiv US Holdings, Inc., 6.25%, 5/15/2026 (a)	$55,000	$53,075
SPARC EM SPC Panama Metro Line 2 SP, Reg. S, 0.00%, 12/5/2022 (g)	256,249	232,228
Tempo Acquisition LLC, 6.75%, 6/1/2025 (a)	45,000	41,625
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)	65,000	61,100

		700,331

Diversified Telecommunication Services 0.2%
AT&T, Inc., 3.40%, 5/15/2025	125,000	117,707
CCO Holdings LLC, 5.75%, 2/15/2026 (a)	45,000	44,100
5.00%, 2/1/2028 (a)	45,000	41,400
Level 3 Financing, Inc., 5.38%, 1/15/2024	75,000	71,437
Telesat Canada, 8.88%, 11/15/2024 (a)	40,000	41,600

		316,244

Electric Utilities 0.9%
AES Andres BV, Reg. S, 7.95%, 5/11/2026	200,000	202,000
Duke Energy Corp., 2.65%, 9/1/2026	215,000	195,464
Edison International, 4.13%, 3/15/2028	35,000	33,126
Energuate Trust, Reg. S, 5.88%, 5/3/2027	200,000	185,000
Engie Energia Chile SA, Reg. S, 5.63%, 1/15/2021	200,000	204,504
Fortis, Inc., 2.10%, 10/4/2021	90,000	86,523
Inkia Energy Ltd., Reg. S, 5.88%, 11/9/2027	200,000	185,252
Mexico Generadora de Energia S de rl, Reg. S, 5.50%, 12/6/2032	172,140	164,394
NextEra Energy Operating Partners LP, 4.25%, 9/15/2024 (a)	45,000	41,625
Pampa Energia SA, Reg. S, 7.50%, 1/24/2027	150,000	125,655
Southern Co. (The), 1.85%, 7/1/2019	85,000	84,583
Vistra Operations Co. LLC, 5.50%, 9/1/2026 (a)	65,000	62,562

		1,570,688

Electronic Equipment, Instruments & Components 0.0%†
Arrow Electronics, Inc., 3.88%, 1/12/2028	85,000	77,428

Energy Equipment & Services 0.1%
Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/2025 (a)	100,000	99,872
Nabors Industries, Inc., 5.75%, 2/1/2025	45,000	34,068
Transocean Guardian Ltd., 5.88%, 1/15/2024 (a)	20,000	19,150

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services (continued)
Transocean, Inc., 7.25%, 11/1/2025 (a)	$55,000	$47,988
USA Compression Partners LP, 6.88%, 4/1/2026 (a)	40,000	38,400

		239,478

Equity Real Estate Investment Trusts (REITs) 0.2%
Boston Properties LP, 3.65%, 2/1/2026	165,000	159,664
ESH Hospitality, Inc., 5.25%, 5/1/2025 (a)	65,000	60,450
GLP Capital LP, 5.75%, 6/1/2028	45,000	45,450
5.30%, 1/15/2029	35,000	34,231
MPT Operating Partnership LP, 5.25%, 8/1/2026	85,000	80,112

		379,907

Food & Staples Retailing 0.1%
Albertsons Cos. LLC, 5.75%, 3/15/2025	50,000	43,750
Sysco Corp., 3.25%, 7/15/2027	85,000	79,723

		123,473

Food Products 0.5%
B&G Foods, Inc., 5.25%, 4/1/2025	40,000	37,200
JBS Investments GmbH, Reg. S, 6.25%, 2/5/2023	200,000	198,002
JBS USA LUX SA, 6.75%, 2/15/2028 (a)	95,000	92,625
MARB BondCo plc, Reg. S, 6.88%, 1/19/2025	200,000	185,352
Minerva Luxembourg SA, Reg. S, 5.88%, 1/19/2028	200,000	174,000
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	85,000	79,687
Post Holdings, Inc., 5.50%, 3/1/2025 (a)	65,000	62,388
Smithfield Foods, Inc., 4.25%, 2/1/2027 (a)	90,000	83,896

		913,150

Health Care Equipment & Supplies 0.2%
Avantor, Inc., 9.00%, 10/1/2025 (a)	75,000	75,000
Becton Dickinson and Co., 2.89%, 6/6/2022	165,000	159,806
Zimmer Biomet Holdings, Inc., 3.70%, 3/19/2023	100,000	98,932

		333,738

Health Care Providers & Services 0.7%
Anthem, Inc., 3.30%, 1/15/2023	160,000	157,436
Cardinal Health, Inc., 3.41%, 6/15/2027	200,000	181,187
Centene Corp., 4.75%, 1/15/2025	80,000	76,400
5.38%, 6/1/2026 (a)	10,000	9,725

13

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Cigna Corp., (ICE LIBOR USD 3 Month + 0.89%), 3.33%, 7/15/2023 (a)(e)	$170,000	$167,409
CVS Health Corp., 3.70%, 3/9/2023	165,000	163,234
HCA, Inc., 5.38%, 9/1/2026	85,000	82,663
Laboratory Corp. of America Holdings, 3.60%, 2/1/2025	200,000	192,593
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (a)	40,000	37,300
Select Medical Corp., 6.38%, 6/1/2021	60,000	59,850
WellCare Health Plans, Inc., 5.38%, 8/15/2026 (a)	55,000	53,075

		1,180,872

Hotels, Restaurants & Leisure 0.2%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	55,000	50,600
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)	60,000	51,600
Eldorado Resorts, Inc., 6.00%, 4/1/2025	40,000	38,586
Golden Nugget, Inc., 6.75%, 10/15/2024 (a)	55,000	51,837
LTF Merger Sub, Inc., 8.50%, 6/15/2023 (a)	75,000	75,938
NCL Corp. Ltd., 4.75%, 12/15/2021 (a)	56,000	55,580
Viking Cruises Ltd., 5.88%, 9/15/2027 (a)	60,000	55,950

		380,091

Household Durables 0.0%†
Tempur Sealy International, Inc., 5.50%, 6/15/2026	68,000	62,050

Independent Power and Renewable Electricity Producers 0.2%
Cometa Energia SA de CV, Reg. S, 6.38%, 4/24/2035	197,400	182,595
Empresa Electrica Angamos SA, Reg. S, 4.88%, 5/25/2029	182,600	174,601

		357,196

Industrial Conglomerates 0.1%
Roper Technologies, Inc., 4.20%, 9/15/2028	85,000	84,153

Insurance 0.3%
Alliant Holdings Intermediate LLC, 8.25%, 8/1/2023 (a)	75,000	73,875
New York Life Global Funding, 2.30%, 6/10/2022 (a)	85,000	81,932
NFP Corp., 6.88%, 7/15/2025 (a)	85,000	76,075
Nuveen Finance LLC, 4.13%, 11/1/2024 (a)	160,000	162,975
Prudential Financial, Inc., 3.50%, 5/15/2024	165,000	165,906

		560,763

Interactive Media & Services 0.0%†
Match Group, Inc., 5.00%, 12/15/2027 (a)	45,000	41,287

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc., 2.80%, 8/22/2024	$225,000	$218,691
Expedia Group, Inc., 3.80%, 2/15/2028	210,000	190,435

		409,126

IT Services 0.0%†
GTT Communications, Inc., 7.88%, 12/31/2024 (a)	70,000	60,550

Leisure Products 0.0%†
Hasbro, Inc., 3.50%, 9/15/2027	90,000	83,450

Machinery 0.1%
Caterpillar, Inc., 3.40%, 5/15/2024	160,000	160,676

Media 0.2%
Cengage Learning, Inc., 9.50%, 6/15/2024 (a)	50,000	34,000
Charter Communications Operating LLC , 4.46%, 7/23/2022	100,000	100,960
Comcast Corp., 4.70%, 10/15/2048	85,000	85,925
CSC Holdings LLC, 5.25%, 6/1/2024	45,000	41,231
Gray Escrow, Inc., 7.00%, 5/15/2027 (a)	75,000	72,988
Sirius XM Radio, Inc., 5.38%, 7/15/2026 (a)	45,000	42,075

		377,179

Metals & Mining 0.4%
Fresnillo plc, Reg. S, 5.50%, 11/13/2023	200,000	203,252
Nexa Resources SA, Reg. S, 5.38%, 5/4/2027	200,000	193,500
SunCoke Energy Partners LP, 7.50%, 6/15/2025 (a)	65,000	61,588
Vedanta Resources plc, Reg. S, 6.13%, 8/9/2024	200,000	165,797

		624,137

Multiline Retail 0.0%†
Dollar Tree, Inc., 4.00%, 5/15/2025	75,000	72,102

Oil, Gas & Consumable Fuels 2.0%
Bharat Petroleum Corp. Ltd., Reg. S, 4.63%, 10/25/2022	200,000	201,248
Canacol Energy Ltd., 7.25%, 5/3/2025 (a)	200,000	184,002
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	170,000	162,493
Cheniere Energy Partners LP, 5.25%, 10/1/2025	85,000	79,263
Continental Resources, Inc., 4.38%, 1/15/2028	90,000	84,669
Cosan Luxembourg SA, Reg. S, 7.00%, 1/20/2027	200,000	201,250

14

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP, 4.75%, 1/15/2026	$115,000	$111,741
Enterprise Products Operating LLC, 3.75%, 2/15/2025	125,000	123,682
EP Energy LLC, 7.75%, 5/15/2026 (a)	45,000	39,825
EQM Midstream Partners LP, 4.75%, 7/15/2023	105,000	104,774
EQT Corp., 3.90%, 10/1/2027	165,000	142,243
Geopark Ltd., Reg. S, 6.50%, 9/21/2024	200,000	185,000
GNL Quintero SA, Reg. S, 4.63%, 7/31/2029	200,000	193,000
Gran Tierra Energy International Holdings Ltd., Reg. S, 6.25%, 2/15/2025	200,000	185,750
Gulfport Energy Corp., 6.38%, 5/15/2025	40,000	35,400
Hilcorp Energy I LP, 6.25%, 11/1/2028 (a)	45,000	39,600
Indigo Natural Resources LLC, 6.88%, 2/15/2026 (a)	45,000	38,700
Kinder Morgan, Inc., 4.30%, 3/1/2028	100,000	97,874
ONGC Videsh Ltd., Reg. S, 4.63%, 7/15/2024	200,000	199,776
Peabody Energy Corp., 6.00%, 3/31/2022 (a)	40,000	38,800
Petrobras Global Finance BV, 5.75%, 2/1/2029	250,000	231,250
QEP Resources, Inc., 5.25%, 5/1/2023	65,000	57,525
Raizen Fuels Finance SA, Reg. S, 5.30%, 1/20/2027	200,000	194,150
Sabine Pass Liquefaction LLC, 5.00%, 3/15/2027	115,000	115,384
Sunoco LP, 4.88%, 1/15/2023	45,000	43,875
Williams Cos., Inc. (The), 3.75%, 6/15/2027	85,000	80,544
YPF SA,
Reg. S, 8.50%, 7/28/2025	200,000	179,500
Reg. S, 6.95%, 7/21/2027	100,000	81,500

		3,432,818

Paper & Forest Products 0.1%
Georgia-Pacific LLC, 3.60%, 3/1/2025 (a)	101,000	100,763

Pharmaceuticals 0.3%
Allergan Funding SCS, 3.80%, 3/15/2025	195,000	190,364
AstraZeneca plc, 2.38%, 6/12/2022	80,000	76,738
Bausch Health Cos., Inc., 7.00%, 3/15/2024 (a)	40,000	40,400
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023	100,000	86,125

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International, 9.25%, 4/1/2026 (a)	$40,000	$40,000

		433,627

Road & Rail 0.1%
Avolon Holdings Funding Ltd., 5.13%, 10/1/2023 (a)	85,000	81,175
Penske Truck Leasing Co. LP, 4.20%, 4/1/2027 (a)	45,000	44,007

		125,182

Semiconductors & Semiconductor Equipment 0.1%
Microchip Technology, Inc., 4.33%, 6/1/2023 (a)	165,000	160,943

Software 0.1%
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (a)	75,000	78,563
Informatica LLC, 7.13%, 7/15/2023 (a)	80,000	77,911
Sophia LP, 9.00%, 9/30/2023 (a)	80,000	80,000

		236,474

Specialty Retail 0.0%†
PetSmart, Inc., 7.13%, 3/15/2023 (a)	50,000	29,125
5.88%, 6/1/2025 (a)	10,000	7,225

		36,350

Thrifts & Mortgage Finance 0.0%†
Nationstar Mortgage Holdings, Inc., 8.13%, 7/15/2023 (a)	40,000	39,000

Tobacco 0.1%
Reynolds American, Inc., 4.00%, 6/12/2022	195,000	192,898

Trading Companies & Distributors 0.2%
Air Lease Corp., 3.25%, 3/1/2025	180,000	165,378
Beacon Roofing Supply, Inc., 4.88%, 11/1/2025 (a)	65,000	57,119
United Rentals North America, Inc., 6.50%, 12/15/2026	50,000	49,250

		271,747

Transportation Infrastructure 0.3%
Adani Ports & Special Economic Zone Ltd., Reg. S, 3.95%, 1/19/2022	300,000	295,069
ENA Norte Trust, Reg. S, 4.95%, 4/25/2023	199,724	200,124

		495,193

Wireless Telecommunication Services 0.5%
Bharti Airtel International Netherlands BV, Reg. S, 5.13%, 3/11/2023	300,000	294,896

15

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Wireless Telecommunication Services (continued)
C&W Senior Financing DAC, Reg. S, 6.88%, 9/15/2027	$200,000	$183,500
Comunicaciones Celulares SA, Reg. S, 6.88%, 2/6/2024	200,000	203,648
Millicom International Cellular SA, Reg. S, 5.13%, 1/15/2028	200,000	178,000
Sprint Corp., 7.13%, 6/15/2024	60,000	59,421

		919,465

Total Corporate Bonds (cost $24,979,963)		23,968,151

Foreign Government Securities 0.9%
ARGENTINA 0.2%
Provincia de Buenos Aires,
Reg. S, 7.88%, 6/15/2027	150,000	108,001
Republic of Argentina, 6.88%, 1/26/2027	300,000	228,750

		336,751

CHILE 0.1%
Republic of Chile, 3.13%, 3/27/2025	300,000	291,462

MALAYSIA 0.2%
Malaysia Sovereign Sukuk Bhd., Reg. S, 3.04%, 4/22/2025	300,000	292,833

PANAMA 0.1%
Republic of Panama, 4.00%, 9/22/2024	200,000	201,702

PHILIPPINES 0.3%
Republic of Philippines, 4.20%, 1/21/2024	500,000	513,903

Total Foreign Government Securities (cost $1,797,490)		1,636,651

Mortgage-Backed Securities 16.3%
FHLMC Gold Pool
Pool# T65102 2.50%, 10/1/2042	3,670,794	3,447,734
Pool# V83144 4.00%, 4/1/2047	3,312,271	3,380,208
Pool# Q50135 3.50%, 8/1/2047	7,306,954	7,309,970
Pool# G08775 4.00%, 8/1/2047	2,572,195	2,624,169
Pool# Q51461 3.50%, 10/1/2047	2,800,232	2,800,303
FNMA Pool
Pool# BE2453 3.00%, 12/1/2046	3,695,328	3,603,989
Pool# MA2888 2.50%, 1/1/2047	2,893,677	2,732,947
Pool# AS9937 3.00%, 7/1/2047	2,667,453	2,601,487

Total Mortgage-Backed Securities (cost $29,261,408)		28,500,807

U.S. Treasury Obligations 13.4%

	Principal Amount	Value

U.S. Treasury Bonds 3.13%, 2/15/2043	$1,800,000	$1,836,070
3.00%, 11/15/2045	1,300,000	1,297,309
2.50%, 2/15/2046	1,000,000	902,813
U.S. Treasury Notes 1.50%, 5/31/2020	3,550,000	3,497,859
2.50%, 6/30/2020	3,750,000	3,747,070
2.13%, 2/29/2024	3,100,000	3,040,543
2.25%, 11/15/2025	2,600,000	2,542,617
1.63%, 5/15/2026	3,300,000	3,081,633
2.25%, 11/15/2027	3,600,000	3,477,516

Total U.S. Treasury Obligations (cost $23,435,209)		23,423,430

Investment Company 4.1%

	Shares

Fixed Income Fund 4.1%
DoubleLine Floating Rate Fund, Class I	763,356	7,228,977

Total Investment Company (cost $7,600,000)		7,228,977

Short-Term Investment 1.3%

	Principal Amount

U.S. Treasury Obligation 1.3%
U.S. Treasury Bills, 2.57%, 8/15/2019	$2,300,000	2,263,829

Total Short-Term Investment (cost $2,263,640)		2,263,829

Total Investments (cost $168,219,069) — 93.9%		164,406,273

Other assets in excess of liabilities — 6.1%		10,677,521

NET ASSETS — 100.0%		$175,083,794

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $20,554,197 which represents 11.74% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2018.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

16

Statement of Investments (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund (Continued)

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2018. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.

(f)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

†	Amount rounds to less than 0.1%.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SG	Singapore

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund
Assets:
Investment securities, at value (cost $168,219,069)	$164,406,273
Cash	10,221,233
Interest receivable	822,325
Receivable for investments sold	3,913
Receivable for capital shares issued	14,207
Reimbursement from investment adviser (Note 3)	26,505
Prepaid offering costs	35,711
Prepaid expenses	263

Total Assets	175,530,430

Liabilities:
Payable for investments purchased	196,913
Payable for capital shares redeemed	53,647
Accrued expenses and other payables:
Investment advisory fees	82,134
Fund administration fees	27,717
Distribution fees	558
Administrative servicing fees	899
Accounting and transfer agent fees	8,430
Trustee fees	63
Custodian fees	1,450
Compliance program costs (Note 3)	176
Offering costs	35,711
Professional fees	9,482
Printing fees	22,494
Other	6,962

Total Liabilities	446,636

Net Assets	$175,083,794

Represented by:
Capital	$179,753,760
Total distributable earnings (loss)	(4,669,966)

Net Assets	$175,083,794

Net Assets:
Class I Shares	$5,018
Class II Shares	5,444,108
Class Y Shares	169,634,668

Total	$175,083,794

18

Statement of Assets and Liabilities (Continued)

December 31, 2018

DoubleLine NVIT Total Return Tactical Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	516
Class II Shares	560,368
Class Y Shares	17,451,697

Total	18,012,581

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.72
Class II Shares	$9.72
Class Y Shares	$9.72

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2018

DoubleLine NVIT Total Return Tactical Fund
INVESTMENT INCOME:
Interest income	$5,806,564
Dividend income	328,932
Foreign tax withholding	(244)

Total Income	6,135,252

EXPENSES:
Investment advisory fees	983,241
Fund administration fees	117,557
Distribution fees Class II	3,713
Administrative servicing fees Class I	11
Administrative servicing fees Class II	3,713
Professional fees	48,436
Printing fees	20,853
Trustee fees	5,070
Custodian fees	6,480
Offering costs	39,057
Accounting and transfer agent fees	21,376
Compliance program costs (Note 3)	693
Other	7,953

Total expenses before fees waived and expenses reimbursed	1,258,153

Distribution fees waived — Class II	(1,485)
Expenses reimbursed by adviser (Note 3)	(266,267)

Net Expenses	990,401

NET INVESTMENT INCOME	5,144,851

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(925,530)
Net change in unrealized appreciation/depreciation in the value of investment securities	(3,188,409)

Net realized/unrealized losses	(4,113,939)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,030,912

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	DoubleLine NVIT Total Return Tactical Fund
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)
Operations:
Net investment income	$5,144,851	$765,155
Net realized losses	(925,530)	(64,545)
Net change in unrealized appreciation/depreciation	(3,188,409)	(624,387)

Change in net assets resulting from operations	1,030,912	76,223

Distributions to Shareholders From:
Distributable earnings:
Class I	(135)	(22	)(b)
Class II	(112,878)	(20	)(b)
Class Y	(4,913,750)	(809,055	)(b)

Change in net assets from shareholder distributions	(5,026,763)	(809,097)

Change in net assets from capital transactions	12,406,777	167,405,742

Change in net assets	8,410,926	166,672,868

Net Assets:
Beginning of year	166,672,868	–

End of year	$175,083,794	$166,672,868	(c)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$–	$5,000
Dividends reinvested	135	22
Cost of shares redeemed	–	–

Total Class I Shares	135	5,022

Class II Shares
Proceeds from shares issued	5,949,994	5,000
Dividends reinvested	112,743	20
Cost of shares redeemed	(555,585)	–

Total Class II Shares	5,507,152	5,020

Class Y Shares
Proceeds from shares issued	12,651,743	167,460,400
Dividends reinvested	4,913,750	809,055
Cost of shares redeemed	(10,666,003)	(873,755)

Total Class Y Shares	6,899,490	167,395,700

Change in net assets from capital transactions	$12,406,777	$167,405,742

21

Statements of Changes in Net Assets (Continued)

	DoubleLine NVIT Total Return Tactical Fund
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)
SHARE TRANSACTIONS:
Class I Shares
Issued	–	500
Reinvested	14	2
Redeemed	–	–

Total Class I Shares	14	502

Class II Shares
Issued	604,964	500
Reinvested	11,671	2
Redeemed	(56,769)	–

Total Class II Shares	559,866	502

Class Y Shares
Issued	1,283,242	16,746,347
Reinvested	508,670	81,230
Redeemed	(1,080,404)	(87,388)

Total Class Y Shares	711,508	16,740,189

Total change in shares	1,271,388	16,741,193

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.
(b)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,004.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

DoubleLine NVIT Total Return Tactical Fund

		Operations			Distributions				Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$9.96	0.28	(0.25)	0.03	(0.27)	(0.27)	$9.72	0.31%	$5,018	0.80%	2.86%	0.97%	32.42%
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	–	(0.04)	(0.04)	$9.96	0.03%	$5,000	0.83%	1.93%	42.79%	69.88%

Class II Shares
Year Ended December 31, 2018	$9.96	0.27	(0.24)	0.03	(0.27)	(0.27)	$9.72	0.30%	$5,444,108	0.98%	2.72%	1.24%	32.42%
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	–	(0.04)	(0.04)	$9.96	0.01%	$4,999	0.94%	1.87%	42.99%	69.88%

Class Y Shares
Year Ended December 31, 2018	$9.96	0.30	(0.25)	0.05	(0.29)	(0.29)	$9.72	0.52%	$169,634,668	0.58%	3.04%	0.74%	32.42%
Period Ended December 31, 2017 (g)	$10.00	0.05	(0.04)	0.01	(0.05)	(0.05)	$9.96	0.09%	$166,662,869	0.58%	2.27%	0.74%	69.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017. Total return is calculated based on inception date of October 16, 2017 through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the DoubleLine NVIT Total Return Tactical Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

24

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

25

Notes to Financial Statements (Continued)

December 31, 2018

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

26

Notes to Financial Statements (Continued)

December 31, 2018

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$16,566,896	$—	$16,566,896
Collateralized Mortgage Obligations	—	49,291,169	—	49,291,169
Commercial Mortgage-Backed Securities	—	11,526,363	—	11,526,363
Corporate Bonds	—	23,968,151	—	23,968,151
Foreign Government Securities	—	1,636,651	—	1,636,651
Investment Company	7,228,977	—	—	7,228,977
Mortgage-Backed Securities	—	28,500,807	—	28,500,807
Short-Term Investment	—	2,263,829	—	2,263,829
U.S. Treasury Obligations	—	23,423,430	—	23,423,430
Total	$7,228,977	$157,177,296	$—	$164,406,273

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend

27

Notes to Financial Statements (Continued)

December 31, 2018

income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to paydown reclasses and investments in interest only securities. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2018 were as follows:

Capital	Total distributable earnings (loss)
$(20,181)	$20,181

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

28

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected DoubleLine Capital LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.58%
$500 million up to $1 billion	0.555%
$1 billion and more	0.53%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.58% and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.43%. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Subadviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2018, the Subadviser reimbursed $36,625.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% for all share classes until April 30, 2019.

29

Notes to Financial Statements (Continued)

December 31, 2018

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount(a)	Fiscal Year 2018 Amount	Total
$48,509	$229,642	$278,151
(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $117,557 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $693.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.10% of these fees for Class II shares of the Fund until at least April 30, 2019. During the

30

Notes to Financial Statements (Continued)

December 31, 2018

year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $1,485 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.22% and 0.24% for Class I and Class II shares, respectively, for a total amount of $3,724.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $58,043,665 and sales of $53,085,030 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

31

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund had purchases of $18,387,384 and sales of $18,482,549 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the

32

Notes to Financial Statements (Continued)

December 31, 2018

credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs

33

Notes to Financial Statements (Continued)

December 31, 2018

are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks from Underlying Funds

The Underlying Fund in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about Underlying Fund risks may be found in such Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

34

Notes to Financial Statements (Continued)

December 31, 2018

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,026,763	$—	$5,026,763	$—	$5,026,763

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal period ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$809,097	$—	$809,097	$—	$809,097

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

35

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$681,759	$—	$681,759	$(1,279,456)	$5,459	$(4,077,728)	$(4,669,966)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$168,484,001	$454,705	$(4,532,433)	$(4,077,728)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(1,279,456)	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of DoubleLine NVIT Total Return Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of DoubleLine NVIT Total Return Tactical Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018, and for the period October 17, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018, and for the period October 17, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

37

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

38

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

39

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

40

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

41

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

43

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

44

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

46

Annual Report

December 31, 2018

NVIT Core Bond Fund

AR-CB 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Core Bond Fund

For the annual period ended December 31, 2018, the NVIT Core Bond Fund (Class Y) registered -0.27% versus 0.01% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate-Term Bond (consisting of 232 funds as of December 31, 2018), was -0.57% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s annual reporting period began with optimism over the passage of U.S. tax reform, which initially drove credit spreads tighter and interest rates higher. The friendly tone was quickly dashed as the tax cut-related repatriation of overseas cash led to a negative technical in the credit markets resulting in very slack demand, which drove spreads wider. It also led to a violent correction in equities early in 2018 that was accompanied by a sharp rise in equity volatility. In addition, the Trump administration created a fair amount of market uncertainty with the imposition of tariffs on several countries, most notably China. While U.S. equities and credit markets recovered from the early year swoon, the rest of the world, especially emerging markets, did not fare as well.

Buoyed by tax cuts, the U.S. economy posted very strong numbers, with a 4.2% gross domestic product (GDP) print in the second quarter of 2018 and an unemployment rate that slipped to the lowest levels in almost 50 years. Consumer confidence and small-business optimism reached multi-decade highs, while inflation and wage growth were well contained. The economic strength led the Federal Reserve (Fed) to raise rates four times over the reporting period, in a year marked by rising rates and a flattening yield curve.

Ultimately, risk assets were routed in the fourth quarter of 2018 amid concerns about the United States/China trade war, rising corporate leverage, continued Fed rate hikes, and weakening global growth. The S&P 500® Index dropped more than 13% in the quarter and ended the year down over 4%, while investment-grade credit spreads widened 43 basis points (bps) for the quarter and ended the year 54 bps wider. Ten-year Treasuries began the fourth quarter at 2.41%, reached 3.24% in early October based on a more hawkish Fed tone after the September 2018 Federal Open Market Committee (FOMC) meeting, and rallied sharply to 2.68% to end 2018 during the risk-off phase. For the year, 30-year current coupon agency mortgage-backed securities (MBS) widened 20 bps from 0.73% over comparable-duration Treasuries to 0.93%.

Detractors from Fund Performance

On a relative basis, the Fund underperformed the benchmark by 28 bps during the 12-month reporting period. The Fund’s underweight to Treasuries and agency MBS detracted from performance. Agency MBS were the strongest performers in the Bloomberg Barclays U.S. Aggregate Bond Index, up 0.99% on the year. Government securities, up 0.86% on the year, constituted the Fund’s largest underweight position and the largest detractor from performance. The risk-off environment late in the year caused the Fed to consider a pause in its rate-hiking cycle. This change in tone, continued global geopolitical risk, and moderating U.S. economic growth saw the market go from pricing in more than two Fed rate hikes in 2019 to pricing in a possible ease in 2019.

Contributors to Fund Performance

The Fund’s positioning for a flatter yield curve and being underweight to duration for a majority of 2018, contributed to performance. The Fund’s overweight positioning in corporate credit, taxable municipals, and securitized assets were positive contributors to performance. Overweight positions in asset-backed securities (ABS), non-agency MBS, and commercial mortgage-backed securities (CMBS) were based on the view that the consumer was in solid shape in terms of employment while household balance sheets remained strong.

During the 12-month reporting period, the Fund employed derivatives, specifically Treasury and Eurodollar futures, to manage duration

3

Fund Commentary (cont.)	NVIT Core Bond Fund

exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. Throughout 2018, the use of these derivatives contributed to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Core Bond Fund

Asset Allocation†

Corporate Bonds	41.4%
Asset-Backed Securities	19.5%
Mortgage-Backed Securities	15.4%
U.S. Treasury Obligations	11.7%
Commercial Mortgage-Backed Securities	5.1%
Collateralized Mortgage Obligations	3.1%
U.S. Government Agency Securities	1.5%
Repurchase Agreements	1.4%
Municipal Bonds	1.2%
Loan Participations	0.7%
Futures	0.2%
Liabilities in excess of other assets	(1.2)%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	6.1%
Banks	5.1%
Electric Utilities	2.6%
Equity Real Estate Investment Trusts (REITs)	2.5%
Multi-Utilities	2.2%
Insurance	2.1%
Diversified Telecommunication Services	2.1%
Diversified Financial Services	2.0%
Capital Markets	1.6%
Pharmaceuticals	1.5%
Other Industries*	72.2%
100.0%

Top Holdings††

U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026	5.4%
FNMA, 3.00%, 11/1/2046	3.0%
FNMA, 3.00%, 9/1/2046	2.1%
FNMA, 3.00%, 1/1/2047	1.5%
FNMA, 4.00%, 10/1/2047	1.5%
NRZ Advance Receivables Trust Advance Receivables Backed, 2.83%, 10/16/2051	1.4%
FNMA, 4.00%, 10/1/2048	1.3%
Tennessee Valley Authority, 5.88%, 4/1/2036	1.1%
U.S. Treasury Notes, 2.25%, 10/31/2024	1.0%
FNMA, 3.50%, 2/1/2047	1.0%
Other Holdings*	80.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10Yr.
Class I	(0.42)%	2.70%	4.13%
Class II	(0.69)%	2.42%	3.86%
Class Y	(0.27)%	2.84%	4.28%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.59%
Class II	0.84%
Class Y	0.44%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Core Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,012.70	2.99	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59
Class II Shares	Actual	(b)	1,000.00	1,011.00	4.26	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(b)	1,000.00	1,014.30	2.23	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.99	2.24	0.44

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Core Bond Fund

Asset-Backed Securities 19.5%

	Principal Amount	Value

Airlines 2.4%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$10,112,557	$9,790,978
American Airlines Pass-Through Trust, Series 2017-1, Class B, 4.95%, 2/15/2025	3,071,250	3,079,557
British Airways Pass-Through Trust, Series 2013-1, Class A, 4.63%, 6/20/2024 (a)(b)	7,649,500	7,817,024
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 4/2/2021	60,485	63,086
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.10%, 4/1/2028	6,647,996	6,527,002
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	7,771,991	7,597,583

		34,875,230

Automobiles 3.5%
Credit Acceptance Auto Loan Trust
Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	3,558,515	3,542,142
Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	8,000,000	7,948,611
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	6,250,000	6,195,409
First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	6,900,000	6,847,782
Flagship Credit Auto Trust, Series 2016-1, Class A, 2.77%, 12/15/2020 (a)	926,531	925,965
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	2,138,889	2,141,561
NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.69%, 10/16/2023 (a)	1,666,667	1,679,989
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	13,000,000	13,025,184
Santander Drive Auto Receivables Trust, Series 2018-4, Class A1, 2.41%, 8/15/2019	922,045	921,710
United Auto Credit Securitization Trust, Series 2018-2, Class A, 2.89%, 3/10/2021 (a)	4,516,243	4,510,423
Westlake Automobile Receivables Trust, Series 2018-3A, Class A1, 2.53%, 9/16/2019 (a)	2,298,563	2,297,522

		50,036,298

Asset-Backed Securities (continued)

	Principal Amount	Value

Home Equity 0.7%
RASC Trust, Series 2005-KS12, Class M2, 2.97%, 1/25/2036 (c)	$10,000,000	$9,876,812

Other 12.9%
American Homes 4 Rent Trust
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	7,428,348	7,455,104
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	7,464,497	7,412,164
AMMC CLO 22 Ltd.
Series 2018-22A, Class A, 3.52%, 4/25/2031 (a)(c)	7,500,000	7,356,638
Series 2018-22A, Class B, 3.94%, 4/25/2031 (a)(c)	5,000,000	4,795,510
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(c)	5,001,315	5,017,497
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(c)	6,017,824	6,030,450
CCG Receivables Trust
Series 2018-2, Class A1, 2.47%, 8/14/2019 (a)	3,024,140	3,022,004
Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	7,500,000	7,493,071
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 3.80%, 10/17/2030 (a)(c)	6,500,000	6,477,907
CVS Pass-Through Trust, 6.94%, 1/10/2030	9,790,000	10,876,291
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 4.15%, 7/18/2030 (a)(c)	8,000,000	7,831,896
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	5,315,524	5,288,469
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	838,750	847,576
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	5,690,052	5,871,368
Series 2014-2A, Class A, 3.99%, 9/21/2040 (a)	1,849,270	1,877,200
Invitation Homes Trust, Series 2018-SFR3, Class A, 3.46%, 7/17/2037 (a)(c)	13,448,937	13,371,196
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.68%, 4/19/2030 (a)(c)	6,000,000	5,952,750
Newcastle Mortgage Securities Trust, Series 2006-1, Class M2, 2.88%, 3/25/2036(c)	12,000,000	11,898,564
NRZ Advance Receivables Trust, Series 2016-T5, Class AT5, 3.33%, 12/15/2051 (a)	8,000,000	7,965,912

9

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T3, Class AT3, 2.83%, 10/16/2051 (a)	$20,000,000	$19,730,086
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 (a)(d)	1,172,333	1,148,649
Ocwen Master Advance Receivables Trust
Series 2018-T1, Class AT1, 3.30%, 8/15/2049 (a)	3,200,000	3,198,240
Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	8,150,000	8,116,585
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.75%, 1/25/2036 (c)	1,764,000	1,762,087
Renew, Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	7,130,741	7,246,928
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 3.35%, 8/25/2034 (c)	3,645,789	3,650,420
Thacher Park CLO Ltd., Series 2014-1A, Class BR, 4.02%, 10/20/2026 (a)(c)	10,000,000	9,955,870
TLF National Tax Lien Trust, Series 2017-1A, Class A, 3.09%, 12/15/2029 (a)	1,394,502	1,390,758

		183,041,190

Total Asset-Backed Securities (cost $277,969,772)		277,829,530

Collateralized Mortgage Obligations 3.1%
Chase Mortgage Trust
Series 2016-1, Class M2, 3.75%, 4/25/2045 (a)(c)	1,942,944	1,945,688
Series 2016-2, Class M2, 3.75%, 12/25/2045 (a)(c)	11,408,005	11,411,809
Citigroup Mortgage Loan Trust, Series 2015-A, Class A1, 3.50%, 6/25/2058 (a)(c)	1,543,278	1,539,162
FHLMC REMICS
Series 2653, Class C, 3.88%, 6/15/2023	608,635	607,811
Series 3665, Class KA, 3.00%, 5/15/2036	620,965	619,156
FNMA REMICS
Series 2007-6, Class PA, 5.50%, 2/25/2037	179,653	187,001
Series 2010-122, Class TG, 3.00%, 4/25/2039	566,372	565,792
Series 2009-78, Class BM, 4.00%, 6/25/2039	609,479	622,229
GNMA REMICS
Series 2010-37, Class ML, 4.50%, 12/20/2038	1,938,793	1,962,275
Series 2010-112, Class QM, 2.50%, 9/20/2039	907,948	892,940

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

New Residential Mortgage Loan Trust
Series 2014-2A, Class A3, 3.75%, 5/25/2054 (a)(c)	$1,384,384	$1,387,962
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(c)	2,379,432	2,376,116
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(c)	2,402,774	2,417,705
Series 2018-5A, Class A1, 4.75%, 12/25/2057 (a)(c)	7,814,765	8,008,116
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(c)	3,019,155	3,077,823
RCO Trust, Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(c)	3,307,426	3,247,048
Sequoia Mortgage Trust, Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(c)	2,909,781	2,966,760

Total Collateralized Mortgage Obligations (cost $44,341,221)		43,835,393

Commercial Mortgage-Backed Securities 5.1%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	5,000,000	4,977,585
BB-UBS Trust, Series 2012-SHOW, Class B, 3.88%, 11/5/2036 (a)	5,000,000	4,989,633
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/2031 (a)(c)	7,388,000	7,238,047
COMM Mortgage Trust, Series 2014-TWC, Class B, 3.99%, 2/13/2032 (a)(c)	10,000,000	9,955,635
CSMC Trust, Series 2015-GLPA, Class A, 3.88%, 11/15/2037 (a)	9,649,104	9,831,722
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/2046 (a)	2,250,000	2,314,808
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class 300B, 4.00%, 8/15/2031	10,500,000	10,616,130
Morgan Stanley Capital I Trust
Series 2014-CPT, Class AM, 3.40%, 7/13/2029 (a)(c)	3,500,000	3,499,664
Series 2014-CPT, Class C, 3.45%, 7/13/2029 (a)(c)	11,000,000	10,882,344
Series 2011-C1, Class A4, 5.03%, 9/15/2047 (a)(c)	2,735,599	2,804,398
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.62%, 9/15/2057	5,000,000	5,027,531

Total Commercial Mortgage-Backed Securities (cost $73,511,758)		72,137,497

10

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Corporate Bonds 41.4%

	Principal Amount	Value

Aerospace & Defense 1.1%
Huntington Ingalls Industries, Inc.,
3.48%, 12/1/2027	$3,750,000	$3,492,862
Lockheed Martin Corp.,
3.55%, 1/15/2026 (b)	5,250,000	5,209,528
United Technologies Corp.,
4.13%, 11/16/2028	4,000,000	3,962,805
4.15%, 5/15/2045	3,000,000	2,682,979

		15,348,174

Banks 5.2%
Bank of America Corp.,
4.20%, 8/26/2024	5,000,000	4,959,000
Series L, 3.95%, 4/21/2025	3,500,000	3,391,273
4.25%, 10/22/2026	3,000,000	2,917,796
Series L, 4.18%, 11/25/2027 (b)	4,000,000	3,844,664
BNP Paribas SA,
4.38%, 5/12/2026 (a)	3,500,000	3,368,135
Citigroup, Inc.,
4.45%, 9/29/2027	5,000,000	4,819,084
Citizens Financial Group, Inc.,
4.35%, 8/1/2025	6,200,000	6,087,691
4.30%, 12/3/2025	4,000,000	3,947,580
Cooperatieve Rabobank UA,
4.63%, 12/1/2023	5,000,000	5,069,651
HSBC Holdings plc,
4.38%, 11/23/2026	3,500,000	3,388,420
ING Groep NV,
3.95%, 3/29/2027	5,000,000	4,797,715
JPMorgan Chase & Co., Series I, (ICE LIBOR USD 3 Month + 3.47%), 5.99%, 1/30/2019 (b)(e)(f)	716,000	706,155
3.88%, 9/10/2024	3,000,000	2,951,927
4.95%, 6/1/2045	1,500,000	1,521,205
PNC Bank NA,
2.70%, 11/1/2022	10,300,000	10,009,026
UBS Group Funding Switzerland AG,
2.95%, 9/24/2020 (a)	5,000,000	4,947,136
2.65%, 2/1/2022 (a)	5,000,000	4,839,378
4.13%, 4/15/2026 (a)(b)	2,000,000	1,987,120

		73,552,956

Beverages 0.7%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026 (a)	5,000,000	4,727,741
4.90%, 2/1/2046 (a)	2,000,000	1,854,771
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 4/13/2028 (b)	3,000,000	2,869,601

		9,452,113

Biotechnology 0.9%
AbbVie, Inc.,
3.60%, 5/14/2025	6,000,000	5,755,109
3.20%, 5/14/2026	2,000,000	1,853,567
Gilead Sciences, Inc.,
4.80%, 4/1/2044 (b)	3,000,000	3,008,893
4.50%, 2/1/2045	2,500,000	2,404,263

		13,021,832

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets 1.7%
Credit Suisse Group AG, (ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a)(f)	$3,000,000	$2,790,932
FMR LLC,
6.50%, 12/14/2040 (a)	3,000,000	3,746,669
5.15%, 2/1/2043 (a)	1,000,000	1,071,309
Morgan Stanley,
5.75%, 1/25/2021	2,000,000	2,085,301
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (f)	5,000,000	4,727,519
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (f)	5,000,000	4,783,874
S&P Global, Inc.,
4.50%, 5/15/2048 (b)	4,250,000	4,177,135

		23,382,739

Chemicals 0.9%
CF Industries, Inc.,
7.13%, 5/1/2020	2,346,000	2,416,380
Cytec Industries, Inc.,
3.95%, 5/1/2025	5,750,000	5,673,031
Nutrien Ltd.,
7.13%, 5/23/2036	1,500,000	1,805,893
5.25%, 1/15/2045	2,500,000	2,505,875

		12,401,179

Commercial Services & Supplies 0.2%
Aramark Services, Inc.,
5.00%, 2/1/2028 (a)(b)	3,300,000	3,077,250

Consumer Finance 0.9%
Navient Solutions LLC,
0.00%, 10/3/2022 (g)	14,956,000	13,383,776

Containers & Packaging 0.2%
Ball Corp.,
4.88%, 3/15/2026	2,250,000	2,188,125

Diversified Financial Services 2.0%
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	10,713,000	10,338,638
HERO Funding Trust, Series 2015-3, Class A, 4.28%, 9/20/2041	2,417,462	2,492,114
Shell International Finance BV,
3.25%, 5/11/2025	4,000,000	3,944,157
4.38%, 5/11/2045	3,000,000	3,076,187
Siemens Financieringsmaatschappij NV,
3.25%, 5/27/2025 (a)	9,000,000	8,820,011

		28,671,107

Diversified Telecommunication Services 2.1%
AT&T, Inc.,
3.40%, 5/15/2025 (b)	1,500,000	1,412,479
4.10%, 2/15/2028 (b)	2,500,000	2,403,940
4.30%, 2/15/2030	11,522,000	10,888,125

11

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
CCO Holdings LLC,
5.13%, 2/15/2023	$500,000	$487,500
5.75%, 2/15/2026 (a)	1,800,000	1,764,000
5.13%, 5/1/2027 (a)	5,000,000	4,657,000
Verizon Communications, Inc.,
3.50%, 11/1/2024	4,000,000	3,945,109
3.38%, 2/15/2025	4,980,000	4,832,636

		30,390,789

Electric Utilities 2.6%
Alliant Energy Finance LLC,
4.25%, 6/15/2028 (a)	5,000,000	4,963,318
Entergy Arkansas LLC,
3.50%, 4/1/2026	8,255,000	8,205,210
4.00%, 6/1/2028	3,750,000	3,826,714
Eversource Energy,
Series O, 4.25%, 4/1/2029 (b)	1,000,000	1,018,048
Indiana Michigan Power Co.,
3.85%, 5/15/2028	10,000,000	10,056,353
ITC Holdings Corp.,
3.65%, 6/15/2024	7,000,000	6,961,214
Public Service Co. of Colorado,
2.90%, 5/15/2025	2,000,000	1,927,262

		36,958,119

Energy Equipment & Services 0.9%
Helmerich & Payne, Inc.,
4.65%, 3/15/2025 (a)	1,200,000	1,223,585
Rowan Cos., Inc.,
4.88%, 6/1/2022 (b)	2,830,000	2,334,750
4.75%, 1/15/2024 (b)	5,000,000	3,775,000
Schlumberger Holdings Corp.,
4.00%, 12/21/2025 (a)	5,000,000	4,935,202

		12,268,537

Entertainment 0.3%
21st Century Fox America, Inc.,
3.70%, 10/15/2025	4,500,000	4,527,992

Equity Real Estate Investment Trusts (REITs) 2.5%
Corporate Office Properties LP,
3.70%, 6/15/2021	12,500,000	12,394,225
Kite Realty Group LP,
4.00%, 10/1/2026	3,750,000	3,429,457
Liberty Property LP,
3.38%, 6/15/2023	1,000,000	984,997
3.75%, 4/1/2025	9,000,000	8,768,411
Piedmont Operating Partnership LP,
4.45%, 3/15/2024	10,000,000	10,077,902

		35,654,992

Food & Staples Retailing 0.4%
CVS Pass-Through Trust,
6.04%, 12/10/2028 (b)	5,589,966	5,951,143

Food Products 0.4%
Grupo Bimbo SAB de CV,
3.88%, 6/27/2024 (a)	4,000,000	3,928,600
McCormick & Co., Inc.,
3.15%, 8/15/2024	2,100,000	2,024,311

		5,952,911

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 0.9%
CVS Health Corp.,
4.30%, 3/25/2028	$3,000,000	$2,932,827
Dignity Health,
3.13%, 11/1/2022	6,000,000	5,938,359
3.81%, 11/1/2024	4,000,000	4,027,340

		12,898,526

Household Durables 0.6%
Newell Brands, Inc.,
3.85%, 4/1/2023	4,000,000	3,941,382
4.20%, 4/1/2026 (b)	4,000,000	3,909,277

		7,850,659

Independent Power and Renewable Electricity Producers 0.4%
Exelon Generation Co. LLC,
4.25%, 6/15/2022	5,000,000	5,068,749

Industrial Conglomerates 0.3%
General Electric Co.,
6.00%, 8/7/2019	573,000	579,172
5.30%, 2/11/2021 (b)	1,718,000	1,720,130
4.65%, 10/17/2021	1,432,000	1,436,295
5.40%, 5/15/2022	1,125,000	1,103,003

		4,838,600

Insurance 2.1%
Liberty Mutual Group, Inc.,
4.95%, 5/1/2022 (a)	8,000,000	8,248,218
MassMutual Global Funding II,
3.60%, 4/9/2024 (a)(b)	3,000,000	3,007,950
Metropolitan Life Global Funding I,
3.45%, 12/18/2026 (a)	7,500,000	7,345,524
Nuveen Finance LLC,
4.13%, 11/1/2024 (a)	11,650,000	11,866,623

		30,468,315

Media 1.0%
Charter Communications Operating LLC,
4.91%, 7/23/2025	5,000,000	4,971,799
Comcast Corp.,
3.38%, 8/15/2025	5,500,000	5,359,310
4.70%, 10/15/2048	4,000,000	4,043,522

		14,374,631

Metals & Mining 0.1%
Glencore Finance Canada Ltd.,
4.95%, 11/15/2021 (a)	2,000,000	2,042,727

Multi-Utilities 2.2%
Ameren Corp.,
3.65%, 2/15/2026	4,900,000	4,812,039
Ameren Illinois Co.,
3.25%, 3/1/2025	5,500,000	5,396,630
Black Hills Corp.,
3.95%, 1/15/2026	6,890,000	6,863,451
3.15%, 1/15/2027 (b)	2,000,000	1,872,300
DTE Energy Co.,
Series B, 3.30%, 6/15/2022	4,000,000	3,969,284

12

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
Southern Co. Gas Capital Corp.,
3.88%, 11/15/2025	$7,000,000	$6,909,343
3.25%, 6/15/2026	1,250,000	1,168,877

		30,991,924

Oil, Gas & Consumable Fuels 6.2%
Anadarko Petroleum Corp.,
6.60%, 3/15/2046	2,000,000	2,208,357
BP Capital Markets America, Inc.,
3.94%, 9/21/2028	5,000,000	5,017,223
Continental Resources, Inc.,
4.50%, 4/15/2023	5,396,875	5,311,481
3.80%, 6/1/2024 (b)	4,000,000	3,786,677
Enbridge Energy Partners LP,
7.38%, 10/15/2045	1,575,000	1,950,781
Energy Transfer LP,
5.50%, 6/1/2027 (b)	4,000,000	3,900,000
Energy Transfer Operating LP,
4.20%, 4/15/2027	4,000,000	3,727,726
6.50%, 2/1/2042	2,000,000	1,996,050
Enterprise Products Operating LLC,
4.85%, 3/15/2044	2,000,000	1,939,259
Kinder Morgan Energy Partners LP,
4.15%, 2/1/2024	5,000,000	4,955,341
Kinder Morgan, Inc.,
4.30%, 3/1/2028 (b)	3,750,000	3,670,265
5.55%, 6/1/2045	1,500,000	1,485,554
Marathon Oil Corp.,
3.85%, 6/1/2025	3,000,000	2,814,341
6.60%, 10/1/2037 (b)	2,500,000	2,801,990
MPLX LP,
4.88%, 6/1/2025	1,500,000	1,513,744
4.00%, 3/15/2028	5,500,000	5,154,879
Noble Energy, Inc.,
3.85%, 1/15/2028	5,250,000	4,746,652
Petroleos Mexicanos,
3.50%, 1/30/2023 (b)	5,000,000	4,525,000
6.35%, 2/12/2048	1,855,000	1,484,000
Sabine Pass Liquefaction LLC,
5.63%, 3/1/2025	1,500,000	1,557,689
5.88%, 6/30/2026	2,000,000	2,117,608
4.20%, 3/15/2028	1,750,000	1,673,908
Spectra Energy Partners LP,
4.60%, 6/15/2021 (b)	2,700,000	2,774,481
4.75%, 3/15/2024	5,500,000	5,652,226
TransCanada PipeLines Ltd.,
5.10%, 3/15/2049	3,250,000	3,239,347
Williams Cos., Inc. (The),
3.75%, 6/15/2027 (b)	1,000,000	947,578
5.75%, 6/24/2044	3,000,000	3,015,088
WPX Energy, Inc.,
6.00%, 1/15/2022 (b)	1,299,000	1,263,278
5.75%, 6/1/2026	2,400,000	2,172,000

		87,402,523

Pharmaceuticals 1.5%
Allergan Finance LLC,
3.25%, 10/1/2022	7,000,000	6,844,044

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Allergan Funding SCS,
3.85%, 6/15/2024	$1,500,000	$1,479,443
3.80%, 3/15/2025	1,000,000	976,224
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	6,000,000	5,429,530
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/2023 (b)	4,000,000	3,444,982
3.15%, 10/1/2026	3,500,000	2,671,251

		20,845,474

Road & Rail 0.4%
Burlington Northern Santa Fe LLC,
4.90%, 4/1/2044	5,500,000	5,929,881

Semiconductors & Semiconductor Equipment 0.5%
QUALCOMM, Inc.,
2.60%, 1/30/2023	8,000,000	7,698,585

Software 0.7%
Microsoft Corp.,
3.30%, 2/6/2027	5,500,000	5,447,762
Oracle Corp.,
2.40%, 9/15/2023 (b)	5,000,000	4,798,162

		10,245,924

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
3.00%, 2/9/2024 (b)	5,250,000	5,184,728
2.45%, 8/4/2026	4,000,000	3,696,925

		8,881,653

Thrifts & Mortgage Finance 0.9%
BPCE SA,
4.00%, 9/12/2023 (a)	3,000,000	2,947,266
5.70%, 10/22/2023 (a)	3,000,000	3,106,272
4.50%, 3/15/2025 (a)	6,500,000	6,290,380

		12,343,918

Total Corporate Bonds (cost $601,923,255)		588,065,823

Loan Participations 0.7%
Electrical Equipment 0.1%
Sensata Technologies BV, Term Loan, (ICE LIBOR USD 3 Month + 1.75%), 4.21%, 10/14/2021 (f)	1,844,633	1,820,800

IT Services 0.2%
First Data Corp., 1st Lien New Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.50%, 7/8/2022 (f)	1,995,118	1,912,820

Software 0.3%
TIBCO Software, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 6.01%, 12/4/2020 (f)	4,814,031	4,733,781

13

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

Specialty Retail 0.1%
PetSmart Inc., 1st Lien Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.38%, 3/11/2022 (f)	$1,930,000	$1,519,875

Total Loan Participations (cost $10,499,133)		9,987,276

Mortgage-Backed Securities 15.4%
FNMA Pool
Pool# 464279 4.30%, 7/1/2021	1,116,173	1,123,922
Pool# 464969 6.34%, 4/1/2028	2,395,562	2,781,017
Pool# 468516 5.17%, 6/1/2028	895,378	963,574
Pool# AM7073 6.41%, 1/1/2030	1,518,160	1,809,719
Pool# 468127 5.70%, 5/1/2041	1,186,481	1,312,459
Pool# AR9398 3.50%, 6/1/2043	2,231,744	2,247,668
Pool# AN0360 3.95%, 12/1/2045	10,000,000	10,158,309
Pool# BC0180 4.00%, 1/1/2046	8,413,808	8,586,043
Pool# AS7908 3.00%, 9/1/2046	30,157,751	29,412,323
Pool# BC9003 3.00%, 11/1/2046	44,187,122	43,094,922
Pool# AS8483 3.00%, 12/1/2046	7,363,050	7,181,054
Pool# MA2863 3.00%, 1/1/2047	22,098,544	21,552,325
Pool# AS8784 3.00%, 2/1/2047	7,218,449	7,039,942
Pool# BE7557 3.50%, 2/1/2047	13,612,329	13,648,360
Pool# BM2003 4.00%, 10/1/2047	21,101,808	21,527,906
Pool# BJ3716 3.50%, 12/1/2047	9,446,341	9,447,049
Pool# MA3210 3.50%, 12/1/2047	4,703,891	4,704,228
Pool# BM3355 3.50%, 2/1/2048	7,505,216	7,508,813
Pool# CA2208 4.50%, 8/1/2048	6,844,659	7,090,633
Pool# CA2469 4.00%, 10/1/2048	17,819,255	18,173,827

Total Mortgage-Backed Securities (cost $224,961,831)		219,364,093

Municipal Bonds 1.2%
California 0.4%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	3,885,000	5,102,986

Municipal Bonds (continued)

	Principal Amount	Value

District of Columbia 0.8%
Metropolitan Washington Airports Authority, RB
Series D, 7.46%, 10/1/2046	$6,000,000	$8,618,340
Series D, 8.00%, 10/1/2047	2,000,000	2,807,660

		11,426,000

Total Municipal Bonds (cost $14,348,697)		16,528,986

U.S. Government Agency Securities 1.5%
FHLB, 5.00%, 03/12/2021	5,000,000	5,264,805
Tennessee Valley Authority, 5.88%, 04/01/2036	11,793,000	15,353,708

Total U.S. Government Agency Securities (cost $19,398,102)		20,618,513

U.S. Treasury Obligations 11.7%
U.S. Treasury Bonds, 7.13%, 2/15/2023	1,000,000	1,179,023
U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026 (h)	75,000,000	77,695,558
U.S. Treasury Notes
3.13%, 5/15/2019 (b)	6,000,000	6,013,359
1.38%, 3/31/2020 (b)	3,000,000	2,955,938
2.50%, 5/31/2020	5,000,000	4,995,508
1.63%, 6/30/2020 (j)	10,000,000	9,864,844
2.63%, 5/15/2021	4,500,000	4,514,414
2.63%, 6/15/2021	10,000,000	10,033,203
2.00%, 8/31/2021	3,000,000	2,962,734
2.63%, 2/28/2023 (b)	5,000,000	5,025,391
2.50%, 3/31/2023	12,700,000	12,701,488
2.25%, 10/31/2024	15,000,000	14,749,805
2.75%, 2/28/2025 (b)	13,500,000	13,636,582

Total U.S. Treasury Obligations (cost $165,677,257)		166,327,847

Repurchase Agreements 1.4%
Bank of America NA 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $1,000,167, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $1,020,000. (j)(k)	1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc. 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $11,469,272, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $11,696,707. (j)(k)	11,467,360	11,467,360

14

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc. 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $2,000,965, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $2,040,845. (j)(k)	$2,000,000	$2,000,000
NatWest Markets Securities, Inc. 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $2,000,980, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $2,040,522. (j)(k)	2,000,000	2,000,000
Pershing LLC 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $4,000,667, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $4,080,001. (j)(k)	4,000,000	4,000,000

Total Repurchase Agreements (cost $20,467,360)		20,467,360

Total Investments (cost $1,453,098,386) — 101.0%		1,435,162,318

Liabilities in excess of other assets — (1.0)%		(13,887,600)

NET ASSETS — 100.0%		$1,421,274,718

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $424,005,560 which represents 29.83% of net assets.

(b)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $60,295,799, which was collateralized by cash used to purchase repurchase agreements with a total value of $20,467,360 and by $41,339,487 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/15/2019 – 11/15/2048, a total value of $61,806,847.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2018.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2018. The maturity date reflects the next call date.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)	Principal amounts are not adjusted for inflation.

(i)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(j)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $20,467,360.

(k)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

15

Statement of Investments (Continued)

December 31, 2018

NVIT Core Bond Fund (Continued)

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	283	3/2019	USD	60,084,437	406,231
U.S. Treasury Long Bond	1,514	3/2019	USD	221,044,000	10,167,985

					10,574,216

Short Contracts
U.S. Treasury 10 Year Note	(336)	3/2019	USD	(40,997,250)	(975,179)
U.S. Treasury 5 Year Note	(3,542)	3/2019	USD	(406,223,125)	(6,180,921)

					(7,156,100)

					3,418,116

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT Core Bond Fund
Assets:
Investment securities, at value* (cost $1,432,631,026)	$1,414,694,958
Repurchase agreements, at value (cost $20,467,360)	20,467,360
Cash	487,281
Interest receivable	8,897,371
Security lending income receivable	7,698
Receivable for investments sold	364,005
Receivable for capital shares issued	5,217
Prepaid expenses	2,351

Total Assets	1,444,926,241

Liabilities:
Payable for capital shares redeemed	2,264,504
Payable for variation margin on futures contracts	267,274
Payable upon return of securities loaned (Note 2)	20,467,360
Accrued expenses and other payables:
Investment advisory fees	478,385
Fund administration fees	67,671
Distribution fees	20,077
Administrative servicing fees	14,068
Accounting and transfer agent fees	2,838
Trustee fees	453
Custodian fees	15,570
Compliance program costs (Note 3)	1,474
Professional fees	30,660
Printing fees	8,139
Other	13,050

Total Liabilities	23,651,523

Net Assets	$1,421,274,718

Represented by:
Capital	$1,451,079,683
Total distributable earnings (loss)	(29,804,965)

Net Assets	$1,421,274,718

Net Assets:
Class I Shares	$14,298,578
Class II Shares	95,092,147
Class Y Shares	1,311,883,993

Total	$1,421,274,718

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,373,729
Class II Shares	9,167,012
Class Y Shares	126,166,499

Total	136,707,240

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.41
Class II Shares	$10.37
Class Y Shares	$10.40

*	Includes value of securities on loan of $60,295,799 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2018

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$53,545,473
Income from securities lending (Note 2)	78,930

Total Income	53,624,403

EXPENSES:
Investment advisory fees	5,943,709
Fund administration fees	461,982
Distribution fees Class II Shares	248,246
Administrative servicing fees Class I Shares	21,729
Administrative servicing fees Class II Shares	148,949
Professional fees	105,705
Printing fees	21,790
Trustee fees	45,219
Custodian fees	60,455
Accounting and transfer agent fees	11,264
Compliance program costs (Note 3)	6,112
Other	32,653

Total Expenses	7,107,813

NET INVESTMENT INCOME	46,516,590

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(5,235,296)
Expiration or closing of futures contracts (Note 2)	(3,878,563)
Expiration or closing of option contracts written (Note 2)	144,993

Net realized losses	(8,968,866)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(46,722,159)
Futures contracts (Note 2)	2,836,564

Net change in unrealized appreciation/depreciation	(43,885,595)

Net realized/unrealized losses	(52,854,461)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,337,871)

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Core Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$46,516,590	$47,459,761
Net realized gains (losses)	(8,968,866)	1,855,951
Net change in unrealized appreciation/depreciation	(43,885,595)	19,353,229

Change in net assets resulting from operations	(6,337,871)	68,668,941

Distributions to Shareholders From:
Distributable earnings:
Class I	(454,696)	(454,981	)(a)
Class II	(2,798,249)	(3,092,870	)(a)
Class Y	(44,673,264)	(45,086,551	)(a)

Change in net assets from shareholder distributions	(47,926,209)	(48,634,402)

Change in net assets from capital transactions	(97,985,214)	59,260,067

Change in net assets	(152,249,294)	79,294,606

Net Assets:
Beginning of year	1,573,524,012	1,494,229,406

End of year	$1,421,274,718	$1,573,524,012	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,550,138	$2,594,602
Dividends reinvested	454,696	454,981
Cost of shares redeemed	(3,389,481)	(3,313,900)

Total Class I Shares	(384,647)	(264,317)

Class II Shares
Proceeds from shares issued	16,870,921	25,426,952
Dividends reinvested	2,798,249	3,092,870
Cost of shares redeemed	(24,490,952)	(25,683,460)

Total Class II Shares	(4,821,782)	2,836,362

Class Y Shares
Proceeds from shares issued	30,999,240	111,375,056
Dividends reinvested	44,673,264	45,086,551
Cost of shares redeemed	(168,451,289)	(99,773,585)

Total Class Y Shares	(92,778,785)	56,688,022

Change in net assets from capital transactions	$(97,985,214)	$59,260,067

SHARE TRANSACTIONS:
Class I Shares
Issued	240,474	238,387
Reinvested	43,915	41,989
Redeemed	(319,888)	(303,888)

Total Class I Shares	(35,499)	(23,512)

19

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	1,593,226	2,338,848
Reinvested	271,042	286,490
Redeemed	(2,321,057)	(2,367,015)

Total Class II Shares	(456,789)	258,323

Class Y Shares
Issued	2,926,640	10,277,664
Reinvested	4,318,697	4,164,730
Redeemed	(15,942,246)	(9,135,454)

Total Class Y Shares	(8,696,909)	5,306,940

Total change in shares	(9,189,197)	5,541,751

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $3,874,232.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$10.80	0.31	(0.36)	(0.05)	(0.34)	–	(0.34)	$10.41	(0.42%	)	$14,298,578	0.59%	2.96%	0.59%	33.67%
Year Ended December 31, 2017	$10.66	0.32	0.15	0.47	(0.33)	–	(0.33)	$10.80	4.40%		$15,215,669	0.59%	2.94%	0.59%	37.76%
Year Ended December 31, 2016	$10.46	0.32	0.24	0.56	(0.34)	(0.02)	(0.36)	$10.66	5.35%		$15,269,054	0.59%	2.91%	0.59%	65.34%
Year Ended December 31, 2015	$10.92	0.33	(0.41)	(0.08)	(0.33)	(0.05)	(0.38)	$10.46	(0.72%	)	$13,877,606	0.59%	2.99%	0.59%	26.89%
Year Ended December 31, 2014	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%

Class II Shares
Year Ended December 31, 2018	$10.76	0.29	(0.37)	(0.08)	(0.31)	–	(0.31)	$10.37	(0.69%	)	$95,092,147	0.84%	2.71%	0.84%	33.67%
Year Ended December 31, 2017	$10.62	0.29	0.15	0.44	(0.30)	–	(0.30)	$10.76	4.18%		$103,549,044	0.84%	2.68%	0.84%	37.76%
Year Ended December 31, 2016	$10.43	0.29	0.23	0.52	(0.31)	(0.02)	(0.33)	$10.62	5.00%		$99,499,029	0.84%	2.66%	0.84%	65.34%
Year Ended December 31, 2015	$10.88	0.30	(0.40)	(0.10)	(0.30)	(0.05)	(0.35)	$10.43	(0.88%	)	$97,493,594	0.84%	2.73%	0.84%	26.89%
Year Ended December 31, 2014	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%

Class Y Shares
Year Ended December 31, 2018	$10.79	0.33	(0.36)	(0.03)	(0.36)	–	(0.36)	$10.40	(0.27%	)	$1,311,883,993	0.44%	3.11%	0.44%	33.67%
Year Ended December 31, 2017	$10.65	0.34	0.15	0.49	(0.35)	–	(0.35)	$10.79	4.56%		$1,454,759,299	0.44%	3.09%	0.44%	37.76%
Year Ended December 31, 2016	$10.45	0.33	0.25	0.58	(0.36)	(0.02)	(0.38)	$10.65	5.51%		$1,379,461,323	0.44%	3.07%	0.44%	65.34%
Year Ended December 31, 2015	$10.91	0.34	(0.40)	(0.06)	(0.35)	(0.05)	(0.40)	$10.45	(0.56%	)	$1,411,996,907	0.44%	3.14%	0.44%	26.89%
Year Ended December 31, 2014	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors

23

Notes to Financial Statements (Continued)

December 31, 2018

such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2018

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$277,829,530	$—	$277,829,530
Collateralized Mortgage Obligations	—	43,835,393	—	43,835,393
Commercial Mortgage-Backed Securities	—	72,137,497	—	72,137,497
Corporate Bonds	—	588,065,823	—	588,065,823
Futures Contracts	10,574,216	—	—	10,574,216
Loan Participations	—	9,987,276	—	9,987,276
Mortgage-Backed Securities	—	219,364,093	—	219,364,093
Municipal Bonds	—	16,528,986	—	16,528,986
Repurchase Agreements	—	20,467,360	—	20,467,360
U.S. Government Agency Securities	—	20,618,513	—	20,618,513
U.S. Treasury Obligations	—	166,327,847	—	166,327,847
Total Assets	$10,574,216	$1,435,162,318	$—	$1,445,736,534
Liabilities:
Futures Contracts	$(7,156,100)	$—	$—	$(7,156,100)
Total Liabilities	$(7,156,100)	$—	$—	$(7,156,100)
Total	$3,418,116	$1,435,162,318	$—	$1,438,580,434

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Options

The Fund purchased and wrote put options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are

25

Notes to Financial Statements (Continued)

December 31, 2018

valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”), guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

At December 31, 2018, the Fund had no open option contracts.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day,

26

Notes to Financial Statements (Continued)

December 31, 2018

depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$10,574,216
Total		$10,574,216
Liabilities:	Statement of Assets and Liabilities
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(7,156,100)
Total		$(7,156,100)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

27

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Purchased Options Interest rate risk	$(617,508)
Written Options Interest rate risk	$144,993
Futures Contracts Interest rate risk	$(3,878,563)
Total	$(4,351,078)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$2,836,564
Total	$2,836,564

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Options:
Average Value Purchased	$73,077
Average Value Written	$14,423
Average Number of Purchased Option Contracts	92
Average Number of Written Option Contracts	92
Futures Contracts:
Average Notional Balance Long	$303,380,672
Average Notional Balance Short	$316,971,688

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the

28

Notes to Financial Statements (Continued)

December 31, 2018

Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $20,467,360, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to

29

Notes to Financial Statements (Continued)

December 31, 2018

ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
ML Pierce Fenner & Smith, Inc.	11,467,360	—	11,467,360	(11,467,360)	—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Pershing LLC	4,000,000	—	4,000,000	(4,000,000)	—
Total	$20,467,360	$—	$20,467,360	$(20,467,360)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

30

Notes to Financial Statements (Continued)

December 31, 2018

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to paydown reclasses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

31

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.39%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,824,005.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

32

Notes to Financial Statements (Continued)

December 31, 2018

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $461,982 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $6,112.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $170,678.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right,

33

Notes to Financial Statements (Continued)

December 31, 2018

upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $496,905,729 and sales of $603,260,432 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2018, the Fund had purchases of $217,085,331 and sales of $129,670,289 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and

34

Notes to Financial Statements (Continued)

December 31, 2018

may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage

35

Notes to Financial Statements (Continued)

December 31, 2018

loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

36

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

37

Notes to Financial Statements (Continued)

December 31, 2018

amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$47,926,209	$—	$47,926,209	$—	$47,926,209

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,634,402	$—	$48,634,402	$—	$48,634,402

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Other Gains and Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,605,970	$—	$3,605,970	$(15,572,747)	$(9,119)	$(17,847,307)	$(29,823,203)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,456,169,473	$20,447,779	$(38,036,818)	$(17,589,039)

38

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(15,572,747)	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Core Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

40

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

41

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

42

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

44

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

46

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

47

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

49

Annual Report

December 31, 2018

NVIT Government Money Market Fund

AR-MMKT 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Government Money Market Fund

For the annual period ended December 31, 2018, the NVIT Government Money Market Fund (Class I) returned 1.39% versus 1.41% for its benchmark, the iMoneyNet Money Fund AverageTM Government All. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Prime Money Market (consisting of 36 funds as of December 31, 2018), was 1.39% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The 12-month reporting period ended December 31, 2018, was characterized by a continuation of rising short-term interest rates and a notable increase in the supply of Treasury securities. The economy continued to expand over the reporting period, featuring quarterly gross domestic product (GDP) growth in the first three quarters of 2018 of 2.2%, 4.2% and 3.4%, respectively, and finishing the year with what analysts forecast to be growth just over 2% in the fourth quarter. Most inflation measures moved near or at the Federal Reserve’s (Fed) 2% target over the period, with the year-over-year change in the price index for core personal consumption expenditures coming in just under 1.9% at the end of November 2018, the latest available data release. The strong economic environment coupled with evidence of increasing price pressures kept the Fed on a tightening path. The Fed raised the federal funds target range on four occasions over the reporting period — at the March, June, September, and December Federal Open Market Committee (FOMC) meetings. These policy actions brought the target range a full 1% higher, from 1.25% - 1.50% at the beginning of the reporting period to 2.25% - 2.50% at the end of the calendar year. At the end of the reporting period, market expectations regarding future policy actions by the Fed had tempered somewhat and reflected the potential for only modest rate hikes if not a pause in monetary policy in 2019, as market volatility and trade concerns hinted at slower economic growth in the future.

In addition to the traditional implementation of monetary policy, the Fed continued the process of gradually reducing the size of its balance sheet by limiting its reinvestments of maturing Treasury securities and prepayments on agency mortgage-backed securities (MBS). Left with large holdings of Treasury and U.S. government agency MBS as a result of stimulus provided during the financial crisis, the Fed continued to reduce reinvestments subject to a series of increasing caps, moving from a reduction in reinvestments of $20 billion per month in the first quarter of 2018 to a reduction in reinvestments of up to $50 billion per month by the fourth quarter, the maximum amount designated by the Fed. Finally, there were some notable changes to the composition of the Fed during the reporting period, marked by the departure of Janet Yellen as Chair and the retirement of Bill Dudley as New York Fed Bank President. In addition, Jerome Powell stepped into the Chair position in January 2018, John Williams stepped into the New York Fed position in June, Richard Clarida took the vacant Vice Chair spot in September, and Michelle Bowman was named to a Fed Governor spot in November.

Congress and the President reached a two-year agreement on the budget in February 2018, which came with a two-year suspension of the debt ceiling. This debt ceiling suspension allowed the Treasury Department to significantly increase its issuance of short-term Treasury bills to replenish its outstanding cash balance and to help meet the increasing fiscal needs of the federal government. Between early February and the end of March 2018, the Treasury brought net new Treasury bill supply of around $300 billion, which helped to raise interest rates on short-term government securities even more than would otherwise have been expected as a result of the Fed’s actions to the federal funds target range. While issuance moderated after the first quarter of 2018, the large outstanding stock of Treasuries helped to keep rates on direct securities and repurchase agreements collateralized by Treasuries and agencies elevated. Toward the end of the reporting period, net new bill issuance ticked up again, in part to make room for the addition of a 2-month Treasury bill to the weekly auction schedule of the Treasury, which took place during

3

Fund Commentary (cont.)	NVIT Government Money Market Fund

the fourth quarter of 2018. Also, during the reporting period, the Federal National Mortgage Association (“Fannie Mae”) brought the first floating-rate security tied to the Secured Overnight Financing Rate (“SOFR”) in late July 2018. SOFR has been designated as an alternative to the London Interbank Offered Rate (“LIBOR”) when and if LIBOR is phased out, as proposed, by the end of 2021. Subsequent offerings were brought by other government-sponsored enterprises (GSEs) after the initial offering.

While the Fed raised the federal funds target range by 100 basis points over the 12-month reporting period, yields on Treasury securities increased by between 98 basis points for the 3-month Treasury bill — bringing the rate on that security from 1.39% to 2.37% — to 85 basis points for the 1-year Treasury bill, which rose from 1.75% at the beginning of the year to a peak of 2.75% in early November, before declining to end the period at 2.60%. The decline in yield toward the end of the reporting period reflected the shifting market sentiment with respect to further monetary policy tightening.

Against the backdrop of rising short-term interest rates, we lowered the average maturity target range of the Fund from a range of 30 to 40 days at the beginning of the reporting period down to 25 to 35 days in early May 2018. The move to a more defensive posture was in response to improved value found in overnight or shorter-term investments as a result of more plentiful supply conditions, as well as the expectation for additional near-term action from the Fed. This target range remained in place through the end of the reporting period. We found value in Treasury and agency fixed-rate securities, particularly with respect to Treasury bills or agency discount notes.

We added to the Fund’s floating-rate securities with purchases of agency floating-rate notes, which comprised 32% of Fund assets at the end of the period versus 28% a year earlier. The Fund’s weighted average maturity and weighted average life stood at 22 days and 87 days, respectively, at the end of December 2018, versus 32 days and 100 days a year earlier. The Fund’s shorter average maturity stance and security allocations allowed it to remain competitive with comparably invested money market funds.

The Fund does not use derivatives.

Subadviser:

Federated Investment Management Company

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is open to all investors and although it seeks to preserve the value of the investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Fund. The Fund may impose a fee upon sale of shares or temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields.

4

Fund Overview	NVIT Government Money Market Fund

Asset Allocation†

Repurchase Agreements	50.5%
U.S. Government Agency Securities	38.3%
U.S. Treasury Obligations	10.6%
Investment Companies	0.1%
Other assets in excess of liabilities	0.5%
100.0%

Top Holdings††

FHLB, 2.30%, 9/9/2019	1.8%
U.S. Treasury Bills, 2.19%, 2/7/2019	1.8%
FHLB, 2.30%, 2/4/2019	1.7%
FHLB Discount Notes, 2.23%, 1/16/2019	1.5%
FHLB Discount Notes, 2.14%, 1/25/2019	1.3%
U.S. Treasury Notes, 2.48%, 10/31/2020	1.2%
FHLB, 2.37%, 7/19/2019	1.2%
U.S. Treasury Bills, 2.19%, 2/14/2019	1.1%
FHLB, 2.19%, 7/22/2019	1.1%
U.S. Treasury Bills, 2.16%, 1/31/2019	1.0%
Other Holdings*	86.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Government Money Market Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	1.39%	0.36%	0.19%
Class II2	1.14%	0.27%	0.15%
Class IV	1.39%	0.36%	0.19%
Class V	1.44%	0.39%	0.20%
Class Y	N/A	N/A	0.49%	*[3]
iMoneyNet Money Fund AverageTM Government All	1.41%	0.40%	0.21%
CPI	1.91%	1.51%	1.80%

*	Not Annualized

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class II shares (December 14, 2009), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares has not been adjusted to reflect its lower expenses.

[3]	Since inception date of September 28, 2018.

Expense Ratios

Expense Ratio^
Class I	0.49%
Class II	0.74%
Class IV	0.49%
Class V	0.44%
Class Y	0.34%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Government Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Money Market Fund versus performance of the iMoneyNet Money Fund AverageTM Government All and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Money Market Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,008.30	2.53	0.50
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.55	0.50
Class II Shares	Actual	(b)	1,000.00	1,007.00	3.79	0.75
	Hypothetical	(b)(c)	1,000.00	1,021.42	3.82	0.75
Class IV Shares	Actual	(b)	1,000.00	1,008.30	2.53	0.50
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.55	0.50
Class V Shares	Actual	(b)	1,000.00	1,008.50	2.28	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.94	2.29	0.45
Class Y Shares	Actual	(d)	1,000.00	1,004.90	3.43	0.34
	Hypothetical	(c)(e)	1,000.00	1,018.50	6.77	0.34

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

8

Shareholder Expense Example (cont.)	NVIT Government Money Market Fund

(c)	Represents the hypothetical 5% return before expenses.

(d)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 1, 2018 through December 31, 2018 to reflect the period from commencement of operations.

(e)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

9

Statement of Investments

December 31, 2018

NVIT Government Money Market Fund

U.S. Government Agency Securities 38.3%

	Principal Amount	Value

FFCB
(ICE LIBOR USD 1 Month - 0.05%), 2.43%, 2/21/2019 (a)	$1,300,000	$1,299,997
(ICE LIBOR USD 1 Month + 0.15%), 2.50%, 3/1/2019 (a)	3,500,000	3,501,135
(ICE LIBOR USD 1 Month - 0.04%), 2.39%, 3/13/2019 (a)	4,250,000	4,249,983
(ICE LIBOR USD 1 Month - 0.04%), 2.41%, 3/15/2019 (a)	1,500,000	1,499,996
(ICE LIBOR USD 1 Month - 0.09%), 2.26%, 5/1/2019 (a)	7,250,000	7,249,927
(ICE LIBOR USD 1 Month - 0.09%), 2.37%, 5/15/2019 (a)	3,250,000	3,250,000
(ICE LIBOR USD 1 Month - 0.03%), 2.48%, 6/24/2019 (a)	7,300,000	7,299,912
(ICE LIBOR USD 1 Month - 0.07%), 2.46%, 7/29/2019 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month - 0.08%), 2.43%, 9/26/2019 (a)	7,250,000	7,250,000
(ICE LIBOR USD 1 Month - 0.08%), 2.35%, 11/13/2019 (a)	3,500,000	3,499,847
(ICE LIBOR USD 1 Month - 0.06%), 2.29%, 12/4/2019 (a)	5,000,000	4,999,879
(ICE LIBOR USD 1 Month - 0.08%), 2.43%, 1/27/2020 (a)	4,250,000	4,249,817
(ICE LIBOR USD 1 Month - 0.03%), 2.36%, 4/9/2020 (a)	1,750,000	1,750,000
(ICE LIBOR USD 1 Month - 0.01%), 2.46%, 7/20/2020 (a)	7,000,000	7,000,000
(ICE LIBOR USD 1 Month + 0.01%), 2.35%, 9/4/2020 (a)	8,000,000	7,999,667
(ICE LIBOR USD 1 Month + 0.00%), 2.43%, 11/13/2020 (a)	7,500,000	7,500,000
(ICE LIBOR USD 1 Month + 0.01%), 2.51%, 11/27/2020 (a)	3,750,000	3,749,823
FFCB Discount Notes 2.62%, 8/23/2019	4,500,000	4,424,535
2.74%, 12/9/2019	2,750,000	2,680,246
FHLB
(ICE LIBOR USD 1 Month - 0.13%), 2.33%, 1/18/2019 (a)	9,000,000	9,000,000
(ICE LIBOR USD 1 Month - 0.11%), 2.39%, 1/22/2019 (a)	10,300,000	10,299,962
(ICE LIBOR USD 1 Month - 0.04%), 2.47%, 1/23/2019 (a)	1,000,000	1,000,012
(ICE LIBOR USD 1 Month - 0.05%), 2.46%, 1/25/2019 (a)	5,600,000	5,600,000
(ICE LIBOR USD 1 Month - 0.05%), 2.30%, 2/1/2019 (a)	8,250,000	8,249,973
(ICE LIBOR USD 3 Month - 0.28%), 2.30%, 2/4/2019 (a)	29,000,000	29,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.34%, 2/7/2019 (a)	800,000	800,000
(ICE LIBOR USD 1 Month - 0.05%), 2.34%, 3/6/2019 (a)	15,000,000	14,999,778
(ICE LIBOR USD 1 Month - 0.08%), 2.39%, 3/19/2019 (a)	13,750,000	13,750,000
(ICE LIBOR USD 3 Month - 0.34%), 2.07%, 4/9/2019 (a)	11,500,000	11,500,000

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 3 Month - 0.21%), 2.20%, 4/9/2019 (a)	$14,000,000	$14,000,000
(ICE LIBOR USD 1 Month - 0.12%), 2.39%, 4/25/2019 (a)	12,000,000	12,000,000
(ICE LIBOR USD 1 Month - 0.14%), 2.25%, 5/9/2019 (a)	12,500,000	12,500,000
(ICE LIBOR USD 3 Month - 0.28%), 2.34%, 5/10/2019 (a)	11,000,000	11,000,000
(ICE LIBOR USD 3 Month - 0.19%), 2.43%, 5/10/2019 (a)	1,500,000	1,500,000
2.50%, 5/20/2019	13,750,000	13,748,546
(ICE LIBOR USD 1 Month - 0.13%), 2.35%, 5/21/2019 (a)	6,000,000	6,000,000
2.50%, 5/23/2019	5,000,000	4,999,061
(ICE LIBOR USD 3 Month - 0.16%), 2.52%, 5/24/2019 (a)	3,900,000	3,900,219
(ICE LIBOR USD 3 Month - 0.16%), 2.55%, 5/28/2019 (a)	8,750,000	8,749,104
(ICE LIBOR USD 1 Month - 0.13%), 2.22%, 6/4/2019 (a)	9,000,000	9,000,000
(ICE LIBOR USD 1 Month - 0.12%), 2.23%, 6/4/2019 (a)	8,000,000	8,000,000
(ICE LIBOR USD 1 Month - 0.13%), 2.32%, 6/14/2019 (a)	7,000,000	7,000,000
(SOFRRATE + 0.04%), 2.50%, 6/21/2019(a)	8,500,000	8,500,000
(ICE LIBOR USD 1 Month - 0.05%), 2.46%, 6/28/2019 (a)	10,000,000	10,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.10%, 7/3/2019 (a)	6,500,000	6,500,000
(ICE LIBOR USD 3 Month - 0.30%), 2.11%, 7/5/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.11%, 7/10/2019 (a)	8,000,000	8,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.14%, 7/16/2019 (a)	6,400,000	6,400,000
(ICE LIBOR USD 1 Month - 0.13%), 2.33%, 7/16/2019 (a)	6,400,000	6,400,000
(ICE LIBOR USD 1 Month - 0.11%), 2.37%, 7/19/2019 (a)	19,900,000	19,900,000
(ICE LIBOR USD 3 Month - 0.28%), 2.19%, 7/22/2019 (a)	18,800,000	18,800,000
(ICE LIBOR USD 3 Month - 0.28%), 2.31%, 8/7/2019 (a)	13,000,000	13,000,000
(ICE LIBOR USD 1 Month - 0.09%), 2.30%, 9/9/2019 (a)	30,000,000	30,000,000
(ICE LIBOR USD 1 Month - 0.06%), 2.34%, 9/11/2019 (a)	4,800,000	4,800,000
(ICE LIBOR USD 1 Month - 0.06%), 2.40%, 9/18/2019 (a)	9,000,000	9,000,000
(ICE LIBOR USD 1 Month - 0.08%), 2.43%, 9/26/2019 (a)	14,000,000	14,000,000
2.40%, 10/11/2019 (b)	4,500,000	4,500,000
(ICE LIBOR USD 1 Month - 0.07%), 2.39%, 10/18/2019 (a)	3,500,000	3,500,000
2.48%, 11/4/2019 (b)	12,000,000	12,000,000
(ICE LIBOR USD 1 Month - 0.10%), 2.38%, 11/21/2019 (a)	7,000,000	7,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.30%, 12/4/2019 (a)	4,500,000	4,500,000

10

Statement of Investments (Continued)

December 31, 2018

NVIT Government Money Market Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 1 Month - 0.05%), 2.33%, 12/5/2019 (a)	$5,500,000	$5,500,000
(ICE LIBOR USD 3 Month - 0.14%), 2.66%, 12/19/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.06%), 2.42%, 12/20/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 3 Month - 0.14%), 2.68%, 12/26/2019 (a)	3,415,000	3,416,590
(ICE LIBOR USD 1 Month - 0.07%), 2.32%, 1/8/2020 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.41%, 1/17/2020 (a)	8,000,000	8,000,000
(ICE LIBOR USD 3 Month - 0.15%), 2.32%, 1/22/2020 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month - 0.03%), 2.45%, 4/20/2020 (a)	5,500,000	5,500,000
FHLB Discount Notes 1.80%, 1/2/2019	7,200,000	7,199,640
2.23%, 1/16/2019	25,000,000	24,976,767
2.14%, 1/25/2019	21,200,000	21,169,825
0.00%, 2/27/2019 (c)	6,000,000	5,977,283
2.42%, 3/6/2019	7,500,000	7,467,867
2.41%, 3/25/2019	7,500,000	7,458,500
2.37%, 4/5/2019	11,000,000	10,932,244
2.47%, 5/3/2019	4,250,000	4,214,713
FHLMC, 0.88%, 7/19/2019	3,444,000	3,411,083
FNMA
(SOFRRATE + 0.08%), 2.54%, 1/30/2019 (a)	7,150,000	7,150,000
(SOFRRATE + 0.12%), 2.58%, 7/30/2019 (a)	6,425,000	6,425,000
(SOFRRATE + 0.16%), 2.62%, 1/30/2020 (a)	4,000,000	4,000,000

Total U.S. Government Agency Securities (cost $644,150,931)		644,150,931

U.S. Treasury Obligations 10.6%
U.S. Treasury Bills 2.10%, 1/10/2019	6,700,000	6,696,483
2.14%, 1/17/2019	13,600,000	13,587,084
2.16%, 1/31/2019	17,000,000	16,969,400
2.19%, 2/7/2019	30,000,000	29,932,783
2.19%, 2/14/2019	19,000,000	18,949,376
2.25%, 3/7/2019	15,000,000	14,939,306
2.32%, 3/21/2019	11,000,000	10,944,215
2.35%, 4/4/2019	4,500,000	4,472,885
2.43%, 4/18/2019	16,000,000	15,885,153
U.S. Treasury Notes 1.38%, 2/28/2019	4,000,000	3,994,169
1.50%, 2/28/2019	6,000,000	5,992,224
3.63%, 8/15/2019	5,000,000	5,031,031
1.50%, 10/31/2019	6,500,000	6,436,873
(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 2.46%, 4/30/2020 (a)	3,800,000	3,800,400

U.S. Treasury Obligations (continued)

	Principal Amount	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 2.48%, 10/31/2020 (a)	$20,000,000	$19,983,892

Total U.S. Treasury Obligations (cost $177,615,274)		177,615,274

Investment Companies 0.1%

	Shares

Asset Management 0.1%
Federated Government Obligations Fund, Premier Shares, 2.32% (d)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 2.34% (d)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 50.5%

	Principal Amount

ABN Amro Bank NV, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $50,008,333, collateralized by U.S. Government Agency Securities, ranging from 2.35% - 4.00%, maturing 9/1/2043 - 3/16/2057; total market value $51,458,365. (e)	$50,000,000	50,000,000
BNP Paribas SA, 2.47%, dated 12/27/2018, due 3/27/2019, repurchase price $32,197,600, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 7.00%, maturing 12/1/2027 - 9/1/2048; total market value $32,841,552. (e)(f)	32,000,000	32,000,000
ING Financial Markets LLC, 3.02%, dated 12/31/2018, due 1/2/2019, repurchase price $324,854,494, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.38% - 4.50%, maturing 5/31/2021 - 2/1/2057; total market value $331,686,618. (e)	324,800,000	324,800,000

11

Statement of Investments (Continued)

December 31, 2018

NVIT Government Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Natixis Financial Products LLC, 2.33%, dated 10/17/2018, due 1/17/2019, repurchase price $38,226,269, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 8.75%, maturing 4/15/2020 - 11/15/2043; total market value $38,987,826. (e)(f)	$38,000,000	$38,000,000
Natixis Financial Products LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $25,004,167, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.00%, maturing 3/27/2019 - 4/1/2056; total market value $25,504,255. (e)	25,000,000	25,000,000
Wells Fargo Securities LLC, 3.02%, dated 12/31/2018, due 1/2/2019, repurchase price $380,063,756, collateralized by U.S. Government Agency Securities, ranging from 2.65% - 4.50%, maturing 12/15/2036 - 1/1/2049; total market value $387,705,563. (e)	380,000,000	380,000,000

Total Repurchase Agreements (cost $849,800,000)		849,800,000

Total Investments (cost $1,673,566,205) — 99.5%		1,673,566,205

Other assets in excess of liabilities — 0.5%		7,689,707

NET ASSETS — 100.0%		$1,681,255,912

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(c)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(d)	Represents 7-day effective yield as of December 31, 2018.

(e)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(f)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2018

NVIT Government Money Market Fund
Assets:
Investment securities, at value (cost $823,766,205)	$823,766,205
Repurchase agreements, at value (cost $849,800,000)	849,800,000
Cash	122,786
Interest and dividends receivable	1,676,333
Receivable for capital shares issued	16,925,768
Prepaid expenses	2,693

Total Assets	1,692,293,785

Liabilities:
Payable for investments purchased	5,977,283
Payable for capital shares redeemed	4,299,825
Accrued expenses and other payables:
Investment advisory fees	411,966
Fund administration fees	64,120
Distribution fees	39,568
Administrative servicing fees	185,321
Accounting and transfer agent fees	926
Trustee fees	569
Custodian fees	786
Compliance program costs (Note 3)	1,666
Professional fees	16,227
Printing fees	24,585
Other	15,031

Total Liabilities	11,037,873

Net Assets	$1,681,255,912

Represented by:
Capital	$1,681,269,898
Total distributable earnings (loss)	(13,986)

Net Assets	$1,681,255,912

Net Assets:
Class I Shares	$874,213,490
Class II Shares	214,158,876
Class IV Shares	34,535,120
Class V Shares	558,328,329
Class Y Shares	20,097

Total	$1,681,255,912

13

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Government Money Market Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	874,222,475
Class II Shares	214,157,896
Class IV Shares	34,535,611
Class V Shares	558,335,841
Class Y Shares	20,097

Total	1,681,271,920

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2018

NVIT Government Money Market Fund
INVESTMENT INCOME:
Interest income	$30,175,494
Dividend income	34,272

Total Income	30,209,766

EXPENSES:
Investment advisory fees	4,730,600
Fund administration fees	482,549
Distribution fees Class II Shares	419,587
Administrative servicing fees Class I Shares	1,216,947
Administrative servicing fees Class II Shares	251,753
Administrative servicing fees Class IV Shares	53,918
Administrative servicing fees Class V Shares	603,601
Professional fees	154,269
Printing fees	44,444
Trustee fees	48,730
Custodian fees	23,872
Accounting and transfer agent fees	3,595
Compliance program costs (Note 3)	6,657
Other	36,329

Total expenses before earnings credit	8,076,851

Earnings credit (Note 4)	(2,756)

Net Expenses	8,074,095

NET INVESTMENT INCOME	22,135,671

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	146

Net realized/unrealized gains	146

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,135,817

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Government Money Market Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$22,135,671	$6,710,919
Net realized gains	146	1,134

Change in net assets resulting from operations	22,135,817	6,712,053

Distributions to Shareholders From:
Distributable earnings:
Class I	(11,214,659)	(3,490,107	)(a)
Class II	(1,897,041)	(384,017	)(a)
Class IV	(493,980)	(160,546	)(a)
Class V	(8,545,160)	(2,675,776	)(a)
Class Y (b)	(97)	–
Class Y (c)	–	(473	)(a)

Change in net assets from shareholder distributions	(22,150,937)	(6,710,919)

Change in net assets from capital transactions	(28,669,017)	30,266,886

Change in net assets	(28,684,137)	30,268,020

Net Assets:
Beginning of year	1,709,940,049	1,679,672,029

End of year	$1,681,255,912	$1,709,940,049

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$408,444,866	$218,707,249
Dividends reinvested	11,214,659	3,490,107
Cost of shares redeemed	(372,311,768)	(303,597,102)

Total Class I Shares	47,347,757	(81,399,746)

Class II Shares
Proceeds from shares issued	544,723,321	541,614,531
Dividends reinvested	1,897,041	384,017
Cost of shares redeemed	(499,912,422)	(534,121,553)

Total Class II Shares	46,707,940	7,876,995

Class IV Shares
Proceeds from shares issued	18,799,198	10,681,119
Dividends reinvested	493,980	160,546
Cost of shares redeemed	(23,598,436)	(15,171,649)

Total Class IV Shares	(4,305,258)	(4,329,984)

Class V Shares
Proceeds from shares issued	501,060,271	539,803,330
Dividends reinvested	8,545,160	2,675,776
Cost of shares redeemed	(628,044,984)	(433,902,490)

Total Class V Shares	(118,439,553)	108,576,616

Class Y Shares (b)
Proceeds from shares issued	20,000	–
Dividends reinvested	97	–
Cost of shares redeemed	–	–

Total Class Y Shares	20,097	–

16

Statements of Changes in Net Assets (Continued)

	NVIT Government Money Market Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
CAPITAL TRANSACTIONS: (continued) Class Y Shares (c)
Proceeds from shares issued	$–	$76,065
Dividends reinvested	–	473
Cost of shares redeemed	–	(533,533)

Total Class Y Shares	–	(456,995)

Change in net assets from capital transactions	$(28,669,017)	$30,266,886

SHARE TRANSACTIONS:
Class I Shares
Issued	408,444,678	218,707,239
Reinvested	11,214,847	3,490,116
Redeemed	(372,311,768)	(303,597,101)

Total Class I Shares	47,347,757	(81,399,746)

Class II Shares
Issued	544,723,322	541,614,526
Reinvested	1,897,041	384,021
Redeemed	(499,912,423)	(534,121,553)

Total Class II Shares	46,707,940	7,876,994

Class IV Shares
Issued	18,799,188	10,681,120
Reinvested	493,991	160,546
Redeemed	(23,598,436)	(15,171,648)

Total Class IV Shares	(4,305,257)	(4,329,982)

Class V Shares
Issued	501,060,004	539,803,332
Reinvested	8,545,426	2,675,775
Redeemed	(628,044,984)	(433,902,489)

Total Class V Shares	(118,439,554)	108,576,618

Class Y Shares (b)
Issued	20,000	–
Reinvested	97	–
Redeemed	–	–

Total Class Y Shares	20,097	–

Class Y Shares (c)
Issued	–	76,069
Reinvested	–	466
Redeemed	–	(533,533)

Total Class Y Shares	–	(456,998)

Total change in shares	(28,669,017)	30,266,886

Amounts designated as “-” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 6). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)	Effective September 28, 2018, a new Class Y Shares was launched and offered to shareholders. For the period from October 1, 2018 (commencement of operations) through December 31, 2018.
(c)	Effective May 1, 2017 all shares of Class Y were redeemed and Class Y shares were no longer offered.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Money Market Fund

		Operations				Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)
Class I Shares
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.39%		$874,213,490	0.49%	1.38%	0.49%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%		$826,873,477	0.50%	0.41%	0.50%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$908,272,620	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$939,913,177	0.26%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$1,008,594,772	0.18%	–	0.58%

Class II Shares
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.14%		$214,158,876	0.74%	1.13%	0.74%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.22%		$167,452,383	0.71%	0.21%	0.75%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$159,575,280	0.53%	–	0.83%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$230,169,112	0.26%	–	0.83%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$224,678,172	0.18%	–	0.83%

Class IV Shares
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.39%		$34,535,120	0.49%	1.37%	0.49%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%		$38,840,718	0.50%	0.41%	0.51%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$43,170,672	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$42,706,746	0.25%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$47,487,535	0.18%	–	0.58%

Class V Shares
Year Ended December 31, 2018	$1.00	0.01	–	0.01		(0.01)	–	(0.01)	$1.00	1.44%		$558,328,329	0.44%	1.41%	0.44%
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.47%		$676,773,471	0.45%	0.47%	0.45%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.03%		$568,196,462	0.50%	0.03%	0.53%
Year Ended December 31, 2015	$1.00	–	–	–	(f)	–	–	–	$1.00	–	(f)	$534,378,220	0.26%	–	0.53%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$507,973,173	0.18%	–	0.53%

Class Y Shares
Period Ended December 31, 2018 (g)	$1.00	–	–	–		–	–	–	$1.00	0.49%		$20,097	0.34%	1.94%	0.34%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)

Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.

(g)	For the period from October 1, 2018 (commencement of operations) through December 31, 2018. Total return is calculated based on inception date of September 28, 2018 through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2018

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Money Market Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, Class V, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

The Fund does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

The Fund is a diversified fund, as defined in the 1940 Act.

Effective September 28, 2018, the Fund began offering Class Y shares.

19

Notes to Financial Statements (Continued)

December 31, 2018

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing

20

Notes to Financial Statements (Continued)

December 31, 2018

service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

21

Notes to Financial Statements (Continued)

December 31, 2018

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	849,800,000	—	849,800,000
U.S. Government Agency Securities	—	644,150,931	—	644,150,931
U.S. Treasury Obligations	—	177,615,274	—	177,615,274
Total	$2,000,000	$1,671,566,205	$—	$1,673,566,205

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with another series of the Nationwide Mutual Funds (“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $100,016,667, collateralized by U.S. Government Agency Securities, ranging from 2.35% - 4.00%, maturing 9/1/2043 - 3/16/2057; total market value $102,916,730.

BNP Paribas SA, 2.47%, dated 12/27/2018, due 3/27/2019, repurchase price $45,277,875, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 7.00%, maturing 12/1/2027 - 9/1/2048; total market value $46,183,433

ING Financial Markets LLC, 3.02%, dated 12/31/2018, due 1/2/2019, repurchase price $431,472,379, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.38% - 4.50%, maturing 5/31/2021 - 2/1/2057; total market value $440,436,861.

Natixis Financial Products LLC, 2.33%, dated 10/17/2018, due 1/17/2019, repurchase price $50,297,722, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 8.75%, maturing 4/15/2020 - 11/15/2043; total market value $51,299,772.

22

Notes to Financial Statements (Continued)

December 31, 2018

Natixis Financial Products LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $50,008,333, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.00%, maturing 3/27/2019 - 4/1/2056; total market value $51,008,510.

Wells Fargo Securities LLC, 3.02%, dated 12/31/2018, due 1/2/2019, repurchase price $475,079,694, collateralized by U.S. Government Agency Securities, ranging from 2.65% - 4.50%, maturing 12/15/2036 - 1/1/2049; total market value $484,631,953.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
BNP Paribas SA	32,000,000	—	32,000,000	(32,000,000)	—
ING Financial Markets LLC	324,800,000	—	324,800,000	(324,800,000)	—
Natixis Financial Products LLC	63,000,000	—	63,000,000	(63,000,000)	—
Wells Fargo Securities LLC	380,000,000	—	380,000,000	(380,000,000)	—
Total	$849,800,000	$—	$849,800,000	$(849,800,000)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital

23

Notes to Financial Statements (Continued)

December 31, 2018

accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to redesignation. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

24

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.30%
$1 billion up to $2 billion	0.28%
$2 billion up to $5 billion	0.26%
$5 billion and more	0.24%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.29%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $482,549 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $6,657.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

25

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, 0.15% and 0.10% for Class I, Class II, Class IV and Class V shares, respectively, for a total amount of $2,126,219.

4.   Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.   New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

26

Notes to Financial Statements (Continued)

December 31, 2018

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

7.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,150,937	$—	$22,150,937	$—	$22,150,937

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,710,919	$—	$6,710,919	$—	$6,710,919

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

27

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(13,986)	$—	$—	$(13,986)

Amounts designated as “—” are zero or have been rounded to zero.

*

Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,673,566,205	$9,171	$(9,171)	$—

8.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Government Money Market Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

29

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

30

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

31

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

33

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

35

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

36

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

38

Annual Report

December 31, 2018

Neuberger Berman NVIT Multi Cap Opportunities Fund

AR-MCO 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	Neuberger Berman NVIT Multi Cap Opportunities Fund

For the annual period ended December 31, 2018, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class I) registered -4.76% versus -4.38% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was -5.00% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In 2018, U.S. equity markets posted gains through the end of September, supported by a strong U.S. economy, robust earnings growth, and solid company fundamentals. In the fourth quarter, increased uncertainty surrounding global trade negotiations, monetary policy, and the corresponding potential effects on the pace of global growth drove a decline in investor sentiment. This resulted in increased volatility as investors generally overlooked a healthy U.S. economy. Economic and fundamental data concerning real gross domestic product (GDP) growth, corporate earnings growth, and employment, all suggest the backdrop for the U.S. economy and U.S. equities remains solid, in our view. We believe disciplined active management can selectively identify attractive investment opportunities and help navigate an evolving U.S. equity landscape.

Stock selection benefited relative Fund performance during the annual reporting period. Stock selection within Consumer Discretionary, Financials, Health Care, and Industrials was most beneficial to relative Fund performance for the period. Selection within Energy detracted for the period. The top three contributors to Fund performance during the reporting period were HCA Healthcare, Motorola Solutions, and Pfizer. The three largest detractors from Fund performance for the period were Goldman Sachs, Scotts Miracle-Gro, and Stanley Black & Decker. All six positions were held for the entire reporting period.

Portfolio positioning detracted from Fund performance during the reporting period primarily due to the Fund’s underweight position to Consumer Discretionary and overweight to Financials and Materials. The Fund benefited from an underweight position to Energy. The Fund finished the reporting period with an overweight in Financials, Industrials and Materials, an underweight in Consumer Discretionary and Health Care, and had no exposure to Real Estate or Utilities.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situation, Opportunistic, and Classic investments. This balanced approach seeks to mitigate risk, while generating alpha through stock selection in various market environments. We continue to find opportunities in each category that we believe are compelling. The core of our investment process is an unwavering focus on a company’s generation of free cash flow and its use by management. We believe free cash flow is a cleaner measure of a company’s value creation, whereas income statement earnings may be obfuscated by various accounting methods. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This investment focus enables us to look across sectors, market capitalizations, and risk profiles to find opportunities, particularly during periods of increased market volatility.

We believe the current environment is attractive for free cash flow-oriented investing. In our view, companies have some of the healthiest balance sheets in recent history, and free cash flow generation remains strong. As a result, management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions – all can accrue to the benefit of equity holders. When company-specific drivers are in focus, high-conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance in the future.

3

Fund Commentary (cont.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.

The Fund does not use derivatives.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Manager:

Richard S. Nackenson

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation†

Common Stocks	98.5%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Capital Markets	11.5%
Communications Equipment	8.2%
Diversified Financial Services	5.7%
Health Care Providers & Services	5.6%
Interactive Media & Services	4.9%
Aerospace & Defense	4.9%
Banks	4.9%
Food & Staples Retailing	4.7%
Insurance	3.9%
Road & Rail	3.8%
Other Industries	41.9%
100.0%

Top Holdings††

Berkshire Hathaway, Inc., Class B	5.7%
Alphabet, Inc., Class C	4.9%
JPMorgan Chase & Co.	4.9%
US Foods Holding Corp.	4.7%
Motorola Solutions, Inc.	4.5%
HCA Healthcare, Inc.	4.2%
Chubb Ltd.	3.9%
CSX Corp.	3.8%
Cisco Systems, Inc.	3.7%
Stanley Black & Decker, Inc.	3.6%
Other Holdings	56.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(4.76)%	7.33%	14.11%
Class II	(5.01)%	7.22%	13.99%
S&P 500® Index	(4.38)%	8.49%	13.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
Expense Ratios

Expense Ratio^
Class I	0.84%
Class II	0.94%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	938.80	4.10	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class II Shares	Actual	(b)	1,000.00	937.90	4.59	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.47	4.79	0.94

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 98.5%

	Shares	Value

Aerospace & Defense 4.8%
Boeing Co. (The)	18,000	$5,805,000
Raytheon Co.	26,000	3,987,100

		9,792,100

Banks 4.8%
JPMorgan Chase & Co.	100,000	9,762,000

Capital Markets 11.3%
Brookfield Asset Management, Inc., Class A	173,000	6,634,550
Charles Schwab Corp. (The)	133,000	5,523,490
Goldman Sachs Group, Inc. (The)	26,000	4,343,300
Intercontinental Exchange, Inc.	86,000	6,478,380

		22,979,720

Chemicals 3.7%
Methanex Corp.	48,000	2,312,160
Scotts Miracle-Gro Co. (The)	20,000	1,229,200
Sherwin-Williams Co. (The)	10,000	3,934,600

		7,475,960

Communications Equipment 8.1%
Cisco Systems, Inc.	171,000	7,409,430
Motorola Solutions, Inc.	79,000	9,088,160

		16,497,590

Containers & Packaging 2.8%
Ball Corp.	110,000	5,057,800
Sealed Air Corp.	20,000	696,800

		5,754,600

Diversified Financial Services 5.6%
Berkshire Hathaway, Inc., Class B*	56,000	11,434,080

Electrical Equipment 2.1%
Rockwell Automation, Inc.	28,000	4,213,440

Entertainment 2.1%
Activision Blizzard, Inc.	90,000	4,191,300

Food & Staples Retailing 4.7%
US Foods Holding Corp.*	300,000	9,492,000

Food Products 1.6%
Mondelez International, Inc., Class A	81,000	3,242,430

Health Care Equipment & Supplies 1.4%
Hill-Rom Holdings, Inc.	33,000	2,922,150

Health Care Providers & Services 5.5%
CVS Health Corp.	42,000	2,751,840
HCA Healthcare, Inc.	68,000	8,462,600

		11,214,440

Hotels, Restaurants & Leisure 2.3%
McDonald’s Corp.	26,000	4,616,820

Common Stocks (continued)

	Shares	Value

Industrial Conglomerates 2.6%
3M Co.	28,000	$5,335,120

Insurance 3.8%
Chubb Ltd.	60,000	7,750,800

Interactive Media & Services 4.8%
Alphabet, Inc., Class C*	9,500	9,838,295

IT Services 2.4%
PayPal Holdings, Inc.*	59,000	4,961,310

Machinery 3.6%
Stanley Black & Decker, Inc.	61,000	7,304,140

Media 1.1%
Comcast Corp., Class A	64,000	2,179,200

Oil, Gas & Consumable Fuels 1.9%
EOG Resources, Inc.	44,000	3,837,240

Pharmaceuticals 2.5%
Pfizer, Inc.	115,000	5,019,750

Road & Rail 3.8%
CSX Corp.	124,000	7,704,120

Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	49,000	4,205,670

Software 2.5%
Microsoft Corp.	49,000	4,976,930

Specialty Retail 1.2%
Lowe’s Cos., Inc.	27,000	2,493,720

Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	43,000	6,782,820

Textiles, Apparel & Luxury Goods 2.1%
NIKE, Inc., Class B	58,000	4,300,120

Total Investments (cost $147,995,524) — 98.5%		200,277,865

Other assets in excess of liabilities — 1.5%		2,971,233

NET ASSETS — 100.0%		$203,249,098

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investment securities, at value (cost $147,995,524)	$200,277,865
Cash	2,339,916
Interest and dividends receivable	158,697
Receivable for investments sold	744,680
Receivable for capital shares issued	18,915
Prepaid expenses	369

Total Assets	203,540,442

Liabilities:
Payable for capital shares redeemed	93,388
Accrued expenses and other payables:
Investment advisory fees	107,137
Fund administration fees	24,999
Distribution fees	8,855
Administrative servicing fees	21,593
Accounting and transfer agent fees	154
Trustee fees	145
Custodian fees	1,920
Compliance program costs (Note 3)	234
Professional fees	16,539
Printing fees	9,470
Other	6,910

Total Liabilities	291,344

Net Assets	$203,249,098

Represented by:
Capital	$132,962,794
Total distributable earnings (loss)	70,286,304

Net Assets	$203,249,098

Net Assets:
Class I Shares	$163,139,836
Class II Shares	40,109,262

Total	$203,249,098

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,224,602
Class II Shares	4,046,355

Total	20,270,957

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.06
Class II Shares	$9.91

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$3,245,565
Interest income	27,774
Foreign tax withholding	(22,865)

Total Income	3,250,474

EXPENSES:
Investment advisory fees	1,404,053
Fund administration fees	129,574
Distribution fees Class II Shares	115,331
Administrative servicing fees Class I Shares	281,816
Professional fees	33,987
Printing fees	22,912
Trustee fees	7,069
Custodian fees	9,595
Accounting and transfer agent fees	575
Compliance program costs (Note 3)	960
Other	7,505

Total Expenses	2,013,377

NET INVESTMENT INCOME	1,237,097

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	18,065,707
Net change in unrealized appreciation/depreciation in the value of investment securities	(29,126,393)

Net realized/unrealized losses	(11,060,686)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,823,589)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,237,097	$1,107,783
Net realized gains	18,065,707	24,094,226
Net change in unrealized appreciation/depreciation	(29,126,393)	22,974,556

Change in net assets resulting from operations	(9,823,589)	48,176,565

Distributions to Shareholders From:
Distributable earnings:
Class I	(20,234,643)	(4,742,455	)(a)
Class II	(5,020,485)	(916,126	)(a)

Change in net assets from shareholder distributions	(25,255,128)	(5,658,581)

Change in net assets from capital transactions	728,582	(5,317,363)

Change in net assets	(34,350,135)	37,200,621

Net Assets:
Beginning of year	237,599,233	200,398,612

End of year	$203,249,098	$237,599,233	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,690,262	$3,031,529
Dividends reinvested	20,234,643	4,742,455
Cost of shares redeemed	(24,835,181)	(24,400,718)

Total Class I Shares	(2,910,276)	(16,626,734)

Class II Shares
Proceeds from shares issued	12,212,036	17,039,878
Dividends reinvested	5,020,485	916,126
Cost of shares redeemed	(13,593,663)	(6,646,633)

Total Class II Shares	3,638,858	11,309,371

Change in net assets from capital transactions	$728,582	$(5,317,363)

SHARE TRANSACTIONS:
Class I Shares
Issued	143,291	278,119
Reinvested	1,777,434	435,882
Redeemed	(2,121,767)	(2,262,606)

Total Class I Shares	(201,042)	(1,548,605)

12

Statements of Changes in Net Assets (Continued)

	Neuberger Berman NVIT Multi Cap Opportunities Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	1,034,341	1,591,238
Reinvested	447,345	85,245
Redeemed	(1,168,207)	(631,983)

Total Class II Shares	313,479	1,044,500

Total change in shares	112,437	(504,105)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $955,834 and $184,909 for Class I and Class II, respectively and net realized gains of $3,786,621 and $731,217 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $30,998.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$11.81	0.06	(0.47)	(0.41)	(0.06)	(1.28)	(1.34)	$10.06	(4.76%	)	$163,139,836	0.84%	0.55%	0.84%	25.64%
Year Ended December 31, 2017	$9.71	0.06	2.33	2.39	(0.06)	(0.23)	(0.29)	$11.81	24.85%		$194,055,925	0.84%	0.52%	0.84%	24.45%
Year Ended December 31, 2016	$9.05	0.08	1.11	1.19	(0.07)	(0.46)	(0.53)	$9.71	13.60%		$174,595,729	0.85%	0.84%	0.85%	24.20%
Year Ended December 31, 2015	$10.15	0.08	(0.22)	(0.14)	(0.07)	(0.89)	(0.96)	$9.05	(1.08%	)	$174,480,732	0.84%	0.78%	0.84%	25.62%
Year Ended December 31, 2014	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%		$199,621,887	0.83%	0.91%	0.83%	26.67%

Class II Shares
Year Ended December 31, 2018	$11.66	0.05	(0.47)	(0.42)	(0.05)	(1.28)	(1.33)	$9.91	(4.93%	)(f)	$40,109,262	0.94%	0.45%	0.94%	25.64%
Year Ended December 31, 2017	$9.60	0.05	2.29	2.34	(0.05)	(0.23)	(0.28)	$11.66	24.65%	(f)	$43,543,308	0.94%	0.42%	0.94%	24.45%
Year Ended December 31, 2016	$8.95	0.07	1.10	1.17	(0.06)	(0.46)	(0.52)	$9.60	13.54%		$25,802,883	0.95%	0.74%	0.95%	24.20%
Year Ended December 31, 2015	$10.05	0.07	(0.22)	(0.15)	(0.06)	(0.89)	(0.95)	$8.95	(1.19%	)	$25,464,596	0.94%	0.68%	0.94%	25.62%
Year Ended December 31, 2014	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%		$30,435,901	0.93%	0.81%	0.93%	26.67%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

16

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of

17

Notes to Financial Statements (Continued)

December 31, 2018

Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to redesignation of distributions. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.60%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $129,574 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2018

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $960.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $281,816.

4.   Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each

20

Notes to Financial Statements (Continued)

December 31, 2018

other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.   Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $59,303,509 and sales of $83,937,192 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.   New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

21

Notes to Financial Statements (Continued)

December 31, 2018

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.   Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $10,585 of brokerage commissions.

22

Notes to Financial Statements (Continued)

December 31, 2018

10.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,506,218	$23,748,910	$25,255,128	$—	$25,255,128

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,140,743	$4,517,838	$5,658,581	$—	$5,658,581

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$59,724	$18,037,578	$18,097,302	$—	$52,189,002	$70,286,304

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$148,088,863	$57,884,564	$(5,695,562)	$52,189,002

11.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Neuberger Berman NVIT Multi Cap Opportunities Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $23,748,910, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

25

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

26

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

27

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

29

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

31

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

32

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

34

Annual Report

December 31, 2018

Neuberger Berman NVIT Socially Responsible Fund

AR-SR 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	Neuberger Berman NVIT Socially Responsible Fund

For the annual period ended December 31, 2018, the Neuberger Berman NVIT Socially Responsible Fund (Class II) registered -5.87% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was -5.00% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Overview

The S&P 500 advanced during the first three quarters of 2018, driven by expectations around tax reform, regulatory relief, and infrastructure spending (which subsided as the year progressed). During its upswing, the market remained narrow, with Internet-related growth stocks driving returns.

In the fourth quarter of 2018, the equity market reversed, with the S&P 500 declining over 13% and erasing earlier gains. The sell-off reflected a shift in investor sentiment, with fears of a material economic slowdown, primarily driven by trade and geopolitical tensions, the key concern.

Despite the correction, mega-capitalization technology names still have expensive valuations, while valuations for sectors including Financials, Industrials and Consumer Discretionary have compressed further. This dichotomy creates both opportunities and challenges in managing a long-term focused portfolio, as valuations may not reflect company fundamentals, given macroeconomic fears and a quest for growth within the current backdrop.

Fund Performance

The Fund’s strongest performance during the reporting period came from within Financials, Industrials, and Consumer Staples. Advance Auto Parts, Grainger, and MasterCard contributed most to relative Fund returns. Advance Auto Parts and Grainger benefited from strong end markets (auto after-markets and industrial distribution, respectively) as well as growing track records of better-than-expected operating performance.

MasterCard saw continued strong growth from the ongoing shift toward electronic payments.

Weaker areas of performance for the Fund during the reporting period included Energy, Real Estate and Information Technology, with Schlumberger, Weyerhaeuser, and EQT Corporation detracting most from relative Fund returns. Sector underperformance negatively affected Schlumberger, an energy services company, as slower global growth concerns pressured commodity prices. EQT, a gas exploration and delivery company, was negatively affected by concerns related to oversupply in U.S. natural gas. Weyerhaeuser, a lumber real estate investment trust (REIT), was down during the reporting period due to concerns about lower new housing starts. We continue see the potential for long-term outperformance in each name.

Sales of Fund holdings during the reporting period included JB Hunt and Fastenal (on valuation) and Newell Brands (following developments at the company that were inconsistent with our investment premise). New Fund holding purchases included Sherwin-Williams, Manpower Group, Equitrans Midstream (spin-off from portfolio holding EQT), and Cigna, the global insurer providing customized benefit programs with the industry’s lowest medical cost trends to over 16 million patients. We believe significant value accrues when there is comprehensive management in the medical and pharmacy industries, and we see Cigna’s acquisition of Express Scripts as the opportunity to optimize quality care and operations. Given volatility, we were able to establish a position in the Fund at what we consider a very attractive valuation. The Fund did not purchase or sell any additional securities during the reporting period.

The Fund did not use any derivatives during the reporting period.

Subadviser:

Neuberger Berman Investment Advisors LLC

Portfolio Managers:

Ingrid Dyott and Sajjad Ladiwala, CFA

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also

3

Fund Commentary (cont.)	Neuberger Berman NVIT Socially Responsible Fund

is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Social policy funds may underperform other funds that do not have a social policy. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation†

Common Stocks	99.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries††

Health Care Equipment & Supplies	11.4%
Health Care Providers & Services	8.0%
Banks	5.8%
IT Services	5.4%
Specialty Retail	4.9%
Media	4.7%
Capital Markets	4.3%
Chemicals	4.3%
Insurance	4.0%
Semiconductors & Semiconductor Equipment	3.9%
Other Industries	43.3%
100.0%

Top Holdings††

Advance Auto Parts, Inc.	4.8%
Comcast Corp., Class A	4.7%
Danaher Corp.	4.3%
Intercontinental Exchange, Inc.	4.3%
Progressive Corp. (The)	4.0%
Texas Instruments, Inc.	3.9%
Becton Dickinson and Co.	3.8%
Kroger Co. (The)	3.7%
Cognizant Technology Solutions Corp., Class A	3.4%
Unilever NV, NYRS	3.4%
Other Holdings	59.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(5.79)%	6.29%	12.69%
Class II	(5.87)%	6.19%	12.57%
S&P 500® Index	(4.38)%	8.49%	13.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.82%	0.82%
Class II	1.07%	0.91%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Neuberger Berman NVIT Socially Responsible Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	904.30	4.08	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class II Shares	Actual	(b)	1,000.00	903.40	4.41	0.92
	Hypothetical	(b)(c)	1,000.00	1,020.57	4.69	0.92

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 99.0%

	Shares	Value

Airlines 1.6%
Ryanair Holdings plc, ADR-IE*	23,712	$1,691,614

Auto Components 2.7%
Aptiv plc	45,861	2,823,662

Banks 5.8%
JPMorgan Chase & Co.	33,714	3,291,161
US Bancorp	61,107	2,792,590

		6,083,751

Capital Markets 4.3%
Intercontinental Exchange, Inc.	59,498	4,481,984

Chemicals 4.2%
Novozymes A/S, ADR-DK	43,576	1,950,026
Sherwin-Williams Co. (The)	6,322	2,487,454

		4,437,480

Consumer Finance 2.6%
American Express Co.	29,187	2,782,105

Energy Equipment & Services 1.5%
Schlumberger Ltd.	44,699	1,612,740

Equity Real Estate Investment Trusts (REITs) 1.9%
Weyerhaeuser Co.	90,189	1,971,531

Food & Staples Retailing 3.7%
Kroger Co. (The)	140,280	3,857,700

Health Care Equipment & Supplies 11.3%
Becton Dickinson and Co.	17,807	4,012,273
Danaher Corp.	43,719	4,508,304
Medtronic plc	37,420	3,403,723

		11,924,300

Health Care Providers & Services 8.0%
AmerisourceBergen Corp.	44,089	3,280,222
Cigna Corp.	16,308	3,097,215
Premier, Inc., Class A*	53,665	2,004,388

		8,381,825

Hotels, Restaurants & Leisure 2.4%
Compass Group plc, ADR-UK	120,189	2,511,950

Industrial Conglomerates 3.3%
3M Co.	18,435	3,512,605

Insurance 4.0%
Progressive Corp. (The)	69,118	4,169,889

Interactive Media & Services 3.3%
Alphabet, Inc., Class A*	3,315	3,464,042

Internet & Direct Marketing Retail 2.6%
eBay, Inc.*	99,217	2,785,021

Common Stocks (continued)

	Shares	Value

IT Services 5.3%
Cognizant Technology Solutions Corp., Class A	55,612	$3,530,250
Mastercard, Inc., Class A	10,898	2,055,907

		5,586,157

Media 4.7%
Comcast Corp., Class A	144,213	4,910,453

Oil, Gas & Consumable Fuels 3.8%
Cimarex Energy Co.	8,855	545,911
EQT Corp.	49,615	937,227
Equitrans Midstream Corp.*	39,691	794,614
Noble Energy, Inc.	91,657	1,719,485

		3,997,237

Personal Products 3.3%
Unilever NV, NYRS-UK	65,386	3,517,767

Pharmaceuticals 2.7%
Roche Holding AG, ADR-CH	91,170	2,833,564

Professional Services 1.4%
ManpowerGroup, Inc.	22,420	1,452,816

Semiconductors & Semiconductor Equipment 3.8%
Texas Instruments, Inc.	42,774	4,042,143

Software 2.0%
Intuit, Inc.	10,874	2,140,547

Specialty Retail 4.8%
Advance Auto Parts, Inc.	32,086	5,052,262

Textiles, Apparel & Luxury Goods 1.6%
Gildan Activewear, Inc.	55,931	1,698,065

Trading Companies & Distributors 2.4%
WW Grainger, Inc.	8,759	2,473,191

Total Investments (cost $87,039,282) — 99.0%		104,196,401

Other assets in excess of liabilities — 1.0%		1,050,671

NET ASSETS — 100.0%		$105,247,072

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

DK	Denmark

IE	Ireland

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investment securities, at value (cost $87,039,282)	$104,196,401
Cash	838,282
Interest and dividends receivable	102,250
Receivable for investments sold	263,261
Receivable for capital shares issued	9,298
Reimbursement from investment adviser (Note 3)	3,580
Prepaid expenses	199

Total Assets	105,413,271

Liabilities:
Payable for capital shares redeemed	34,617
Accrued expenses and other payables:
Investment advisory fees	60,265
Fund administration fees	22,507
Distribution fees	7,926
Administrative servicing fees	6,781
Accounting and transfer agent fees	142
Trustee fees	67
Custodian fees	1,375
Compliance program costs (Note 3)	121
Professional fees	16,340
Printing fees	9,021
Other	7,037

Total Liabilities	166,199

Net Assets	$105,247,072

Represented by:
Capital	$75,480,867
Total distributable earnings (loss)	29,766,205

Net Assets	$105,247,072

Net Assets:
Class I Shares	$5,265,334
Class II Shares	99,981,738

Total	$105,247,072

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	443,684
Class II Shares	8,433,888

Total	8,877,572

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.87
Class II Shares	$11.85

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$1,799,314
Interest income	33,906
Foreign tax withholding	(7,169)

Total Income	1,826,051

EXPENSES:
Investment advisory fees	823,512
Fund administration fees	105,996
Distribution fees Class II Shares	300,502
Administrative servicing fees Class I Shares	4,114
Administrative servicing fees Class II Shares	60,102
Professional fees	29,479
Printing fees	21,085
Trustee fees	3,809
Custodian fees	5,244
Accounting and transfer agent fees	523
Compliance program costs (Note 3)	514
Other	6,011

Total expenses before fees waived and expenses reimbursed	1,360,891

Distribution fees waived – Class II (Note 3)	(192,324)
Expenses reimbursed by adviser (Note 3)	(7,750)

Net Expenses	1,160,817

NET INVESTMENT INCOME	665,234

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	12,629,827
Net change in unrealized appreciation/depreciation in the value of investment securities	(18,935,452)

Net realized/unrealized losses	(6,305,625)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,640,391)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$665,234	$694,123
Net realized gains	12,629,827	12,840,359
Net change in unrealized appreciation/depreciation	(18,935,452)	8,708,341

Change in net assets resulting from operations	(5,640,391)	22,242,823

Distributions to Shareholders From:
Distributable earnings:
Class I	(699,900)	(603,857	)(a)
Class II	(12,841,252)	(11,807,531	)(a)

Change in net assets from shareholder distributions	(13,541,152)	(12,411,388)

Change in net assets from capital transactions	(9,151,258)	(5,866,579)

Change in net assets	(28,332,801)	3,964,856

Net Assets:
Beginning of year	133,579,873	129,615,017

End of year	$105,247,072	$133,579,873	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,538,341	$1,590,044
Dividends reinvested	699,900	603,857
Cost of shares redeemed	(2,814,958)	(2,023,855)

Total Class I Shares	(576,717)	170,046

Class II Shares
Proceeds from shares issued	1,784,487	3,233,883
Dividends reinvested	12,841,252	11,807,531
Cost of shares redeemed	(23,200,280)	(21,078,039)

Total Class II Shares	(8,574,541)	(6,036,625)

Change in net assets from capital transactions	$(9,151,258)	$(5,866,579)

SHARE TRANSACTIONS:
Class I Shares
Issued	106,129	111,613
Reinvested	51,094	45,888
Redeemed	(196,614)	(142,224)

Total Class I Shares	(39,391)	15,277

12

Statements of Changes in Net Assets (Continued)

	Neuberger Berman NVIT Socially Responsible Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	125,967	229,083
Reinvested	938,944	899,194
Redeemed	(1,631,408)	(1,519,805)

Total Class II Shares	(566,497)	(391,528)

Total change in shares	(605,888)	(376,251)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $39,906 and $653,181 for Class I and Class II, respectively and net realized gains of $563,951 and $11,154,350 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $41,163.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$14.10	0.08	(0.69)	(0.61)	(0.09)	(1.53)	(1.62)	$11.87	(5.79%	)	$5,265,334	0.84%	0.60%	0.85%	12.16%
Year Ended December 31, 2017	$13.15	0.08	2.26	2.34	(0.08)	(1.31)	(1.39)	$14.10	18.62%		$6,809,731	0.83%	0.60%	0.83%	17.08%
Year Ended December 31, 2016	$13.39	0.11	1.17	1.28	(0.10)	(1.42)	(1.52)	$13.15	10.11%		$6,153,499	0.83%	0.80%	0.84%	27.75%
Year Ended December 31, 2015	$16.52	0.14	(0.33)	(0.19)	(0.12)	(2.82)	(2.94)	$13.39	(0.32%	)	$7,079,701	0.82%	0.87%	0.82%	19.43%
Year Ended December 31, 2014	$15.08	0.15	1.45	1.60	(0.16)	–	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%

Class II Shares
Year Ended December 31, 2018	$14.08	0.07	(0.69)	(0.62)	(0.08)	(1.53)	(1.61)	$11.85	(5.87%	)	$99,981,738	0.92%	0.52%	1.09%	12.16%
Year Ended December 31, 2017	$13.15	0.07	2.24	2.31	(0.07)	(1.31)	(1.38)	$14.08	18.36%		$126,770,142	0.92%	0.52%	1.08%	17.08%
Year Ended December 31, 2016	$13.38	0.09	1.19	1.28	(0.09)	(1.42)	(1.51)	$13.15	10.11%		$123,461,518	0.92%	0.70%	1.09%	27.75%
Year Ended December 31, 2015	$16.51	0.12	(0.32)	(0.20)	(0.11)	(2.82)	(2.93)	$13.38	(0.42%	)	$130,768,172	0.91%	0.78%	1.07%	19.43%
Year Ended December 31, 2014	$15.07	0.13	1.45	1.58	(0.14)	–	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

16

Notes to Financial Statements (Continued)

December 31, 2018

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar

17

Notes to Financial Statements (Continued)

December 31, 2018

equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

18

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.65%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.64%.

19

Notes to Financial Statements (Continued)

December 31, 2018

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$3,571	$—	$7,750	$11,321

Amounts designated as “—” are zero or have been rounded to zero

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $105,996 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

20

Notes to Financial Statements (Continued)

December 31, 2018

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $514.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $192,324, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.06% and 0.05% for Class I and Class II shares, respectively, for a total amount of $64,216.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

21

Notes to Financial Statements (Continued)

December 31, 2018

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $15,093,186 and sales of $35,715,082 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

22

Notes to Financial Statements (Continued)

December 31, 2018

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds

23

Notes to Financial Statements (Continued)

December 31, 2018

with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $3,612 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,607,824	$11,933,328	$13,541,152	$—	$13,541,152

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,141,036	$11,270,352	$12,411,388	$—	$12,411,388

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$22,869	$12,604,273	$12,627,142	$—	$17,139,063	$29,766,205

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$87,057,338	$25,583,044	$(8,443,981)	$17,139,063

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Socially Responsible Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Neuberger Berman NVIT Socially Responsible Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 93.41%.

The Fund designates $11,933,328, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

27

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

28

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

29

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

31

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

33

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

34

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

36

Annual Report

December 31, 2018

NVIT Dynamic U.S. Growth Fund

(formerly, NVIT Large Cap Growth Fund)

AR-DYGR 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Dynamic U.S. Growth Fund (formerly NVIT Large Cap Growth Fund)

For the annual period ended December 31, 2018, the NVIT Dynamic U.S. Growth Fund (Class I) registered -1.27% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500)*, and -1.51% for its former benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was -5.00% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

On July 16, 2018, BNY Mellon Asset Management North America Corporation (BNY Mellon) replaced Boston Advisors as the subadviser to the Fund. Nationwide Fund Advisors, the investment adviser to the Fund, has provided commentary for the period from January 1, 2018, through July 16, 2018. Commentary from BNY Mellon covers the period from July 17, 2018, through December 31, 2018.

The following commentary is provided by Nationwide Fund Advisors

For the period from January 1, 2018, through July 16, 2018, relative performance was driven by stock selection within the Communication Services and Health Care sectors and an underweight to the Real Estate sector. Key individual contributors included overweight positions to Netflix and Amazon and a 0.8% weight in Foundation Medicine, which was not held in the Russell 1000 Growth Index.

Relative performance was partially offset by stock selection within the Financials, Industrials, and Consumer Discretionary sectors. Key individual detractors included overweight positions to Monster Beverage and Hilton Grand along with a 0.6% weight in Owens Corning, which was not held in the Russell 1000 Growth Index. All three securities were sold by December 31, 2018.

The following commentary is provided by BNY Mellon

The Fund registered a negative total return and during the reporting period due mainly to the

Fund’s extended U.S. equity position. From July 17, 2018, through early October 2018 the Fund held an approximate 120% long position in U.S. equities and a 10% long position in U.S. Treasuries. The position paid off during the third quarter of 2018 as the S&P 500 finished ahead, helped by robust corporate earnings and firmer economic growth. While the trade war issue stayed at the forefront of investors’ minds, an accelerating U.S. economy and further robust U.S. earnings along with compromises and the suspension of some threatened tariffs helped to dissipate tensions.

Risk aversion climbed sharply and remained elevated during the fourth quarter of 2018. U.S. equities tumbled in October on worries about higher U.S. interest rates, slower global growth, tightening liquidity, and sustainability of earnings. The S&P 500 lost 6.84%, its largest decline since September 2011. The Fund’s long Treasury position did not provide the downside protection that normally occurs in sharp equity market declines. U.S. yields rose after the September Institute for Supply Management (ISM) non-manufacturing survey reached its highest level since its inception in 2008 and comments from the Federal Reserve (Fed) were more hawkish than expected.

In mid-October 2018, the Fund’s target allocation was changed from 120% stocks and 10% bonds to approximately 130% stocks and 20% bonds. The key drivers of this shift were:

• Attractive valuations: Earnings fundamentals continue to improve even after an impressive first-half reporting season, while price gains have lagged earnings growth.

• Solid, but contained, macroeconomic conditions: Bond hedging benefits (i.e., negative correlation to equities) are likely to persist.

• Normalizing yield curve: Higher nominal rates, steeper yield curve and increased real rates are likely by-products of policy normalization.

The S&P 500 recovered somewhat with a 2.04% gain in November 2018, but investor concerns came into sharper focus in December. In addition

3

Fund Commentary (cont.)	NVIT Dynamic U.S. Growth Fund (formerly NVIT Large Cap Growth Fund)

to rising U.S. rates, ongoing trade tensions, fears of slowing eurozone and Chinese growth, and rising geopolitical concerns in Europe all contributed to increased investor risk aversion, and equity markets fell sharply. The Fed raised the federal funds target rate range another 25 basis points (bps) to 2.25% - 2.50%, as expected. However, while the accompanying statement and economic projections were dovish, investors nonetheless concluded that they weren’t dovish enough. U.S. Treasury bonds rallied, with yields falling in December for longer maturities and causing parts of the yield curve to invert, and equities responded with steep declines. Rumors that President Trump was considering replacing Fed Chairman Jerome Powell further hurt sentiment. The S&P 500 tumbled 9.03%, the worst December performance since 1931. The Bloomberg Barclays Long Treasury Index rose 5.47% in December, ending the year at -1.84%. The Fund’s long Treasury futures position helped to reduce performance loss.

In early December, we changed the Fund’s target allocation from 130% stocks and 20% bonds to approximately 120% stocks and 20% bonds. The key driver of this shift is the persistently higher levels of market volatility due to a growing fear of a sharp slowdown in growth caused by Fed tightening and ongoing uncertainty around trade tariffs. While our proprietary macroeconomic models and fundamentals-based signals indicate fundamentals remain largely favorable, we incorporate a level of modesty into our process by acknowledging market-based signals of uncertainty. In such a scenario, a higher level of expected equity volatility reduces the attractiveness of equities on the margin. Higher equity volatility also enhances the attractiveness of any negatively correlated hedging asset, all else being equal. Therefore, since we continue to expect some degree of negative correlation between stocks and bonds, the bond allocation remains at 20%.

Subadviser:

BNY Mellon Asset Management North America Corporation**

Portfolio Managers:

Vassilis Dagioglu; Joseph Miletich, CFA; and James H. Stavena

* The Fund changed its benchmark on July 16, 2018, from the Russell 1000 Growth Index to the S&P 500 Index to more accurately reflect the Fund’s core equity investment strategy.

** BNY Mellon Asset Management North America Corporation became subadviser to the Fund on July 16, 2018.

The Fund is subject to the risks of investing in equity securities and fixed-income securities. Growth funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund’s strategy may lead to above-average short-term volatility. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

Asset Allocation†

Common Stocks	80.2%
Short-Term Investment	10.4%
Repurchase Agreements	7.8%
Purchased Options	1.5%
Futures	1.0%
Other liabilities in excess of other assets	(0.9)%
100.0%

Top Industries††

Software	4.9%
Banks	4.6%
Pharmaceuticals	4.2%
Oil, Gas & Consumable Fuels	3.9%
IT Services	3.8%
Interactive Media & Services	3.7%
Technology Hardware, Storage & Peripherals	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Internet & Direct Marketing Retail	2.8%
Health Care Equipment & Supplies	2.7%
Other Industries*	63.3%
100.0%

Top Holdings††

U.S. Treasury Bills, 2.29%, 3/14/2019	9.0%
Microsoft Corp.	3.0%
Apple, Inc.	2.7%
Amazon.com, Inc.	2.4%
Berkshire Hathaway, Inc., Class B	1.5%
U.S. Treasury Bills, 2.35%, 3/7/2019	1.4%
Johnson & Johnson	1.3%
JPMorgan Chase & Co.	1.3%
Alphabet, Inc., Class C	1.2%
Facebook, Inc., Class A	1.2%
Other Holdings*	75.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception[2]
Class I	(1.27)%	8.29%	14.29%
Class II	(1.54)%	8.03%	14.00%
S&P 500® Index	(4.38)%	8.49%	14.39%
Russell 1000® Growth Index	(1.51)%	10.40%	15.83%
CPI	1.91%	1.51%	1.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.66%	0.61%
Class II	0.91%	0.86%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through September 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Dynamic U.S. Growth Fund since inception through 12/31/18 versus performance of the S&P 500® Index (current benchmark), the Russell 1000® Growth Index (former benchmark), and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	917.40	2.95	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class II Shares	Actual	(b)	1,000.00	915.80	4.15	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

Common Stocks 80.2%

	Shares	Value

Aerospace & Defense 2.0%
Arconic, Inc.	23,391	$394,372
Boeing Co. (The)	27,621	8,907,773
General Dynamics Corp.	14,350	2,255,964
Harris Corp.	6,126	824,866
Huntington Ingalls Industries, Inc.	2,195	417,730
L3 Technologies, Inc. (a)	4,047	702,802
Lockheed Martin Corp. (a)	12,785	3,347,624
Northrop Grumman Corp. (a)	9,112	2,231,529
Raytheon Co.	14,697	2,253,785
Textron, Inc.	12,646	581,590
TransDigm Group, Inc.*	2,503	851,170
United Technologies Corp.	42,282	4,502,187

		27,271,392

Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc. (a)	7,079	595,273
Expeditors International of Washington, Inc.	8,899	605,933
FedEx Corp.	12,541	2,023,240
United Parcel Service, Inc., Class B	36,219	3,532,439

		6,756,885

Airlines 0.4%
Alaska Air Group, Inc.	6,214	378,122
American Airlines Group, Inc. (a)	20,908	671,356
Delta Air Lines, Inc.	32,896	1,641,510
Southwest Airlines Co.	26,934	1,251,892
United Continental Holdings, Inc.* (a)	11,726	981,818

		4,924,698

Auto Components 0.1%
Aptiv plc	13,809	850,220
BorgWarner, Inc.	11,467	398,363
Goodyear Tire & Rubber Co. (The)	13,204	269,494

		1,518,077

Automobiles 0.3%
Ford Motor Co.	204,754	1,566,368
General Motors Co.	68,001	2,274,633
Harley-Davidson, Inc. (a)	9,163	312,642

		4,153,643

Banks 4.5%
Bank of America Corp.	476,051	11,729,897
BB&T Corp. (a)	40,506	1,754,720
Citigroup, Inc.	127,530	6,639,212
Citizens Financial Group, Inc.	24,308	722,677
Comerica, Inc.	8,220	564,632
Fifth Third Bancorp (a)	34,055	801,314
First Republic Bank	8,531	741,344
Huntington Bancshares, Inc. (a)	57,085	680,453
JPMorgan Chase & Co.	173,865	16,972,701
KeyCorp	54,858	810,801
M&T Bank Corp.	7,372	1,055,154
People’s United Financial, Inc. (a)	20,347	293,607
PNC Financial Services Group, Inc. (The)	23,945	2,799,410
Regions Financial Corp.	52,787	706,290
SunTrust Banks, Inc. (a)	24,075	1,214,343

Common Stocks (continued)

	Shares	Value

Banks (continued)
SVB Financial Group*	2,719	$516,392
US Bancorp	79,045	3,612,356
Wells Fargo & Co.	221,082	10,187,459
Zions Bancorp NA (a)	9,844	401,045

		62,203,807

Beverages 1.5%
Brown-Forman Corp., Class B (a)	8,930	424,889
Coca-Cola Co. (The)	199,587	9,450,445
Constellation Brands, Inc., Class A	8,776	1,411,356
Molson Coors Brewing Co., Class B	9,507	533,913
Monster Beverage Corp.* (a)	20,390	1,003,596
PepsiCo, Inc.	73,545	8,125,252

		20,949,451

Biotechnology 2.1%
AbbVie, Inc.	78,250	7,213,867
Alexion Pharmaceuticals, Inc.*	11,640	1,133,270
Amgen, Inc.	33,445	6,510,738
Biogen, Inc.*	10,392	3,127,161
Celgene Corp.*	36,240	2,322,622
Gilead Sciences, Inc.	66,931	4,186,534
Incyte Corp.*	8,951	569,194
Regeneron Pharmaceuticals, Inc.*	4,047	1,511,555
Vertex Pharmaceuticals, Inc.*	13,372	2,215,874

		28,790,815

Building Products 0.2%
Allegion plc	4,788	381,652
AO Smith Corp.	7,987	341,045
Fortune Brands Home & Security, Inc. (a)	7,101	269,767
Johnson Controls International plc	48,336	1,433,162
Masco Corp.	15,566	455,150

		2,880,776

Capital Markets 2.2%
Affiliated Managers Group, Inc.	2,990	291,346
Ameriprise Financial, Inc.	7,252	756,891
Bank of New York Mellon Corp. (The)	46,994	2,212,008
BlackRock, Inc.	6,333	2,487,729
Cboe Global Markets, Inc.	5,760	563,501
Charles Schwab Corp. (The)	61,980	2,574,029
CME Group, Inc.	18,638	3,506,181
E*TRADE Financial Corp.	13,376	586,939
Franklin Resources, Inc. (a)	16,245	481,827
Goldman Sachs Group, Inc. (The)	18,116	3,026,278
Intercontinental Exchange, Inc.	30,003	2,260,126
Invesco Ltd.	20,687	346,300
Moody’s Corp.	8,717	1,220,729
Morgan Stanley	68,376	2,711,108
MSCI, Inc.	4,578	674,935
Nasdaq, Inc.	5,902	481,426
Northern Trust Corp.	11,650	973,823
Raymond James Financial, Inc.	7,147	531,808
S&P Global, Inc.	13,160	2,236,410
State Street Corp.	19,817	1,249,858
T. Rowe Price Group, Inc.	12,696	1,172,095

		30,345,347

9

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals 1.7%
Air Products & Chemicals, Inc.	11,464	$1,834,813
Albemarle Corp. (a)	5,517	425,195
Celanese Corp.	6,956	625,831
CF Industries Holdings, Inc.	11,803	513,549
DowDuPont, Inc.	119,230	6,376,421
Eastman Chemical Co.	7,201	526,465
Ecolab, Inc.	13,298	1,959,460
FMC Corp. (a)	6,825	504,777
International Flavors & Fragrances, Inc. (a)	5,154	692,028
Linde plc	28,856	4,502,690
LyondellBasell Industries NV, Class A	16,681	1,387,192
Mosaic Co. (The)	18,017	526,277
PPG Industries, Inc. (a)	12,640	1,292,187
Sherwin-Williams Co. (The) (a)	4,296	1,690,304

		22,857,189

Commercial Services & Supplies 0.3%
Cintas Corp. (a)	4,483	753,099
Copart, Inc.*	10,889	520,276
Republic Services, Inc.	11,128	802,218
Rollins, Inc. (a)	7,340	264,956
Waste Management, Inc.	20,625	1,835,419

		4,175,968

Communications Equipment 0.9%
Arista Networks, Inc.* (a)	2,622	552,455
Cisco Systems, Inc.	234,471	10,159,628
F5 Networks, Inc.*	3,094	501,321
Juniper Networks, Inc.	17,510	471,194
Motorola Solutions, Inc.	8,463	973,584

		12,658,182

Construction & Engineering 0.1%
Fluor Corp. (a)	7,739	249,196
Jacobs Engineering Group, Inc. (a)	6,028	352,397
Quanta Services, Inc. (a)	8,236	247,903

		849,496

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,202	550,328
Vulcan Materials Co. (a)	6,819	673,717

		1,224,045

Consumer Finance 0.5%
American Express Co. (a)	36,443	3,473,747
Capital One Financial Corp.	25,031	1,892,093
Discover Financial Services	17,571	1,036,338
Synchrony Financial	34,820	816,877

		7,219,055

Containers & Packaging 0.2%
Avery Dennison Corp.	4,400	395,252
Ball Corp. (a)	17,777	817,387
International Paper Co. (a)	20,898	843,443
Packaging Corp. of America	4,768	397,937

Common Stocks (continued)

	Shares	Value

Containers & Packaging (continued)
Sealed Air Corp. (a)	8,872	$309,101
Westrock Co.	12,995	490,691

		3,253,811

Distributors 0.1%
Genuine Parts Co.	7,578	727,640
LKQ Corp.* (a)	16,037	380,558

		1,108,198

Diversified Consumer Services 0.0%†
H&R Block, Inc. (a)	11,517	292,186

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B*	101,358	20,695,276
Jefferies Financial Group, Inc.	14,422	250,366

		20,945,642

Diversified Telecommunication Services 1.7%
AT&T, Inc.	379,178	10,821,740
CenturyLink, Inc. (a)	48,562	735,714
Verizon Communications, Inc.	215,279	12,102,986

		23,660,440

Electric Utilities 1.7%
Alliant Energy Corp.	11,833	499,944
American Electric Power Co., Inc.	25,780	1,926,797
Duke Energy Corp.	37,140	3,205,182
Edison International	17,007	965,488
Entergy Corp.	9,345	804,324
Evergy, Inc.	14,042	797,164
Eversource Energy	16,531	1,075,176
Exelon Corp.	50,540	2,279,354
FirstEnergy Corp. (a)	25,337	951,404
NextEra Energy, Inc.	24,897	4,327,597
PG&E Corp.*	27,004	641,345
Pinnacle West Capital Corp.	5,661	482,317
PPL Corp.	36,508	1,034,272
Southern Co. (The)	53,074	2,331,010
Xcel Energy, Inc.	26,588	1,309,991

		22,631,365

Electrical Equipment 0.4%
AMETEK, Inc.	11,987	811,520
Eaton Corp. plc	22,647	1,554,943
Emerson Electric Co.	32,883	1,964,759
Rockwell Automation, Inc.	6,306	948,927

		5,280,149

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A (a)	15,690	1,271,204
Corning, Inc.	42,305	1,278,034
FLIR Systems, Inc.	7,554	328,901
IPG Photonics Corp.* (a)	1,781	201,770
Keysight Technologies, Inc.*	9,756	605,652
TE Connectivity Ltd.	18,205	1,376,844

		5,062,405

10

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 0.4%
Baker Hughes a GE Co. (a)	26,235	$564,053
Halliburton Co. (a)	45,991	1,222,441
Helmerich & Payne, Inc.	5,994	287,352
National Oilwell Varco, Inc. (a)	19,753	507,652
Schlumberger Ltd.	71,390	2,575,751
TechnipFMC plc	21,776	426,374

		5,583,623

Entertainment 1.7%
Activision Blizzard, Inc.	39,910	1,858,609
Electronic Arts, Inc.*	15,928	1,256,879
Netflix, Inc.*	22,720	6,081,235
Take-Two Interactive Software, Inc.* (a)	5,876	604,875
Twenty-First Century Fox, Inc., Class A	55,065	2,649,728
Twenty-First Century Fox, Inc., Class B	25,423	1,214,711
Viacom, Inc., Class B	18,016	463,011
Walt Disney Co. (The)	77,559	8,504,344

		22,633,392

Equity Real Estate Investment Trusts (REITs) 2.3%
Alexandria Real Estate Equities, Inc.	5,452	628,288
American Tower Corp.	22,949	3,630,302
Apartment Investment & Management Co., Class A	8,663	380,132
AvalonBay Communities, Inc.	7,218	1,256,293
Boston Properties, Inc.	8,050	906,027
Crown Castle International Corp.	21,709	2,358,249
Digital Realty Trust, Inc.	10,755	1,145,945
Duke Realty Corp.	18,069	467,987
Equinix, Inc.	4,155	1,464,887
Equity Residential	19,231	1,269,438
Essex Property Trust, Inc.	3,442	844,013
Extra Space Storage, Inc.	6,744	610,197
Federal Realty Investment Trust	3,713	438,283
HCP, Inc.	24,213	676,269
Host Hotels & Resorts, Inc.	38,283	638,178
Iron Mountain, Inc.	15,494	502,161
Kimco Realty Corp.	23,391	342,678
Macerich Co. (The)	5,977	258,685
Mid-America Apartment Communities, Inc.	5,804	555,443
Prologis, Inc.	32,935	1,933,943
Public Storage	7,832	1,585,275
Realty Income Corp.	15,119	953,102
Regency Centers Corp.	9,196	539,621
SBA Communications Corp.*	5,988	969,397
Simon Property Group, Inc.	15,941	2,677,929
SL Green Realty Corp.	4,361	344,868
UDR, Inc.	13,568	537,564
Ventas, Inc.	18,599	1,089,715
Vornado Realty Trust	8,791	545,306
Welltower, Inc.	19,431	1,348,706
Weyerhaeuser Co.	39,522	863,951

		31,762,832

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	22,830	$4,650,699
Kroger Co. (The) (a)	40,843	1,123,183
Sysco Corp.	25,004	1,566,751
Walgreens Boots Alliance, Inc.	42,052	2,873,413
Walmart, Inc.	74,163	6,908,283

		17,122,329

Food Products 0.9%
Archer-Daniels-Midland Co.	29,241	1,198,004
Campbell Soup Co. (a)	10,593	349,463
Conagra Brands, Inc. (a)	25,288	540,152
General Mills, Inc.	31,135	1,212,397
Hershey Co. (The)	7,223	774,161
Hormel Foods Corp. (a)	13,807	589,283
JM Smucker Co. (The) (a)	5,769	539,344
Kellogg Co.	13,194	752,190
Kraft Heinz Co. (The)	32,515	1,399,445
Lamb Weston Holdings, Inc.	7,624	560,821
McCormick & Co., Inc. (Non-Voting)	6,322	880,275
Mondelez International, Inc., Class A	75,645	3,028,069
Tyson Foods, Inc., Class A	15,429	823,909

		12,647,513

Health Care Equipment & Supplies 2.7%
Abbott Laboratories	91,503	6,618,412
ABIOMED, Inc.*	2,318	753,443
Align Technology, Inc.* (a)	3,807	797,300
Baxter International, Inc.	25,980	1,710,004
Becton Dickinson and Co.	13,975	3,148,847
Boston Scientific Corp.*	71,259	2,518,293
Cooper Cos., Inc. (The)	2,500	636,250
Danaher Corp. (a)	32,134	3,313,658
DENTSPLY SIRONA, Inc.	11,189	416,343
Edwards Lifesciences Corp.*	10,943	1,676,139
Hologic, Inc.*	13,845	569,029
IDEXX Laboratories, Inc.* (a)	4,515	839,880
Intuitive Surgical, Inc.*	5,949	2,849,095
Medtronic plc	69,782	6,347,371
ResMed, Inc.	7,375	839,791
Stryker Corp.	15,998	2,507,686
Varian Medical Systems, Inc.*	4,641	525,872
Zimmer Biomet Holdings, Inc.	10,623	1,101,818

		37,169,231

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	8,331	619,826
Anthem, Inc.	13,415	3,523,181
Cardinal Health, Inc.	15,971	712,307
Centene Corp.*	10,722	1,236,247
Cigna Corp.	19,837	3,767,443
CVS Health Corp.	67,375	4,414,410
DaVita, Inc.*	6,404	329,550
HCA Healthcare, Inc.	14,116	1,756,736
Henry Schein, Inc.* (a)	7,889	619,444
Humana, Inc.	7,209	2,065,234
Laboratory Corp. of America Holdings*	5,271	666,044

11

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
McKesson Corp.	10,432	$1,152,423
Quest Diagnostics, Inc. (a)	6,950	578,726
UnitedHealth Group, Inc.	50,123	12,486,642
Universal Health Services, Inc., Class B (a)	4,378	510,300
WellCare Health Plans, Inc.* (a)	2,539	599,433

		35,037,946

Health Care Technology 0.1%
Cerner Corp.*	17,156	899,661

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	21,046	1,037,568
Chipotle Mexican Grill, Inc.* (a)	1,243	536,715
Darden Restaurants, Inc.	6,399	639,004
Hilton Worldwide Holdings, Inc.	15,556	1,116,921
Marriott International, Inc., Class A	15,057	1,634,588
McDonald’s Corp.	40,095	7,119,669
MGM Resorts International (a)	26,336	638,911
Norwegian Cruise Line Holdings Ltd.*	11,450	485,365
Royal Caribbean Cruises Ltd.	8,763	856,934
Starbucks Corp.	64,765	4,170,866
Wynn Resorts Ltd.	4,955	490,099
Yum! Brands, Inc.	16,580	1,524,034

		20,250,674

Household Durables 0.3%
DR Horton, Inc.	17,674	612,581
Garmin Ltd.	6,608	418,419
Leggett & Platt, Inc. (a)	7,227	259,016
Lennar Corp., Class A	14,828	580,516
Mohawk Industries, Inc.* (a)	3,491	408,307
Newell Brands, Inc. (a)	21,761	404,537
PulteGroup, Inc. (a)	14,461	375,841
Whirlpool Corp.	3,552	379,602

		3,438,819

Household Products 1.4%
Church & Dwight Co., Inc.	12,677	833,640
Clorox Co. (The) (a)	6,681	1,029,809
Colgate-Palmolive Co.	44,727	2,662,151
Kimberly-Clark Corp.	18,183	2,071,771
Procter & Gamble Co. (The)	129,802	11,931,400

		18,528,771

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	33,478	484,092
NRG Energy, Inc.	15,403	609,959

		1,094,051

Industrial Conglomerates 1.1%
3M Co.	30,307	5,774,696
General Electric Co.	453,159	3,430,414
Honeywell International, Inc.	38,358	5,067,859
Roper Technologies, Inc.	5,401	1,439,474

		15,712,443

Common Stocks (continued)

	Shares	Value

Insurance 1.9%
Aflac, Inc.	40,142	$1,828,870
Allstate Corp. (The)	18,102	1,495,768
American International Group, Inc.	46,465	1,831,186
Aon plc	12,693	1,845,054
Arthur J Gallagher & Co. (a)	9,420	694,254
Assurant, Inc.	2,917	260,896
Brighthouse Financial, Inc.* (a)	6,594	200,985
Chubb Ltd.	23,891	3,086,239
Cincinnati Financial Corp. (a)	7,683	594,818
Everest Re Group Ltd.	2,060	448,586
Hartford Financial Services Group, Inc. (The)	18,539	824,059
Lincoln National Corp.	11,165	572,876
Loews Corp.	14,148	644,017
Marsh & McLennan Cos., Inc.	26,421	2,107,075
MetLife, Inc.	52,045	2,136,968
Principal Financial Group, Inc. (a)	13,636	602,302
Progressive Corp. (The)	30,506	1,840,427
Prudential Financial, Inc.	21,813	1,778,850
Torchmark Corp. (a)	5,243	390,761
Travelers Cos., Inc. (The)	13,996	1,676,021
Unum Group	10,994	323,004
Willis Towers Watson plc	6,818	1,035,381

		26,218,397

Interactive Media & Services 3.7%
Alphabet, Inc., Class A*	15,577	16,277,342
Alphabet, Inc., Class C*	16,029	16,599,793
Facebook, Inc., Class A*	125,175	16,409,191
TripAdvisor, Inc.*	5,106	275,418
Twitter, Inc.* (a)	37,594	1,080,451

		50,642,195

Internet & Direct Marketing Retail 2.8%
Amazon.com, Inc.*	21,399	32,140,656
Booking Holdings, Inc.*	2,418	4,164,811
eBay, Inc.*	48,582	1,363,697
Expedia Group, Inc.	6,189	697,191

		38,366,355

IT Services 3.8%
Accenture plc, Class A	33,094	4,666,585
Akamai Technologies, Inc.*	8,663	529,136
Alliance Data Systems Corp. (a)	2,396	359,592
Automatic Data Processing, Inc.	22,596	2,962,788
Broadridge Financial Solutions, Inc.	5,999	577,404
Cognizant Technology Solutions Corp., Class A	30,351	1,926,681
DXC Technology Co.	14,362	763,628
Fidelity National Information Services, Inc.	17,194	1,763,245
Fiserv, Inc.*	21,167	1,555,563
FleetCor Technologies, Inc.*	4,513	838,154
Gartner, Inc.* (a)	4,680	598,291
Global Payments, Inc.	8,245	850,307
International Business Machines Corp.	47,152	5,359,768

12

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Jack Henry & Associates, Inc.	4,024	$509,116
Mastercard, Inc., Class A	47,341	8,930,880
Paychex, Inc.	16,702	1,088,135
PayPal Holdings, Inc.*	61,133	5,140,674
Total System Services, Inc.	8,670	704,784
VeriSign, Inc.*	5,477	812,184
Visa, Inc., Class A (a)	91,882	12,122,911
Western Union Co. (The)	22,532	384,396

		52,444,222

Leisure Products 0.1%
Hasbro, Inc. (a)	5,946	483,112
Mattel, Inc.* (a)	18,938	189,191

		672,303

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	16,630	1,121,860
Illumina, Inc.*	7,573	2,271,370
IQVIA Holdings, Inc.* (a)	8,452	981,869
Mettler-Toledo International, Inc.* (a)	1,301	735,819
PerkinElmer, Inc. (a)	5,592	439,252
Thermo Fisher Scientific, Inc.	20,974	4,693,771
Waters Corp.*	3,980	750,827

		10,994,768

Machinery 1.2%
Caterpillar, Inc.	30,673	3,897,618
Cummins, Inc.	7,696	1,028,493
Deere & Co.	16,572	2,472,045
Dover Corp.	7,907	561,002
Flowserve Corp. (a)	7,203	273,858
Fortive Corp. (a)	16,053	1,086,146
Illinois Tool Works, Inc.	16,140	2,044,777
Ingersoll-Rand plc	12,582	1,147,856
PACCAR, Inc.	18,285	1,044,805
Parker-Hannifin Corp.	6,904	1,029,662
Pentair plc	8,937	337,640
Snap-on, Inc.	2,847	413,641
Stanley Black & Decker, Inc.	7,974	954,807
Xylem, Inc. (a)	9,167	611,622

		16,903,972

Media 1.0%
CBS Corp. (Non-Voting), Class B	17,654	771,833
Charter Communications, Inc., Class A*	9,206	2,623,434
Comcast Corp., Class A	236,384	8,048,875
Discovery, Inc., Class A* (a)	8,591	212,541
Discovery, Inc., Class C*	18,193	419,895
DISH Network Corp., Class A*	12,604	314,722
Interpublic Group of Cos., Inc. (The) (a)	19,374	399,685
News Corp., Class A	21,100	239,485
News Corp., Class B	6,704	77,431
Omnicom Group, Inc. (a)	11,612	850,463

		13,958,364

Common Stocks (continued)

	Shares	Value

Metals & Mining 0.2%
Freeport-McMoRan, Inc. (a)	74,975	$772,992
Newmont Mining Corp. (a)	27,599	956,306
Nucor Corp.	16,493	854,502

		2,583,800

Multiline Retail 0.4%
Dollar General Corp.	13,877	1,499,826
Dollar Tree, Inc.* (a)	12,409	1,120,781
Kohl’s Corp. (a)	8,594	570,126
Macy’s, Inc.	15,542	462,841
Nordstrom, Inc. (a)	5,764	268,660
Target Corp.	27,544	1,820,383

		5,742,617

Multi-Utilities 0.9%
Ameren Corp.	12,620	823,203
CenterPoint Energy, Inc.	25,380	716,477
CMS Energy Corp.	14,621	725,933
Consolidated Edison, Inc. (a)	16,244	1,242,016
Dominion Energy, Inc. (a)	34,200	2,443,932
DTE Energy Co.	9,484	1,046,085
NiSource, Inc.	18,327	464,589
Public Service Enterprise Group, Inc.	26,401	1,374,172
SCANA Corp.	7,852	375,168
Sempra Energy (a)	14,293	1,546,360
WEC Energy Group, Inc. (a)	16,468	1,140,574

		11,898,509

Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.	26,759	1,173,114
Apache Corp. (a)	19,748	518,385
Cabot Oil & Gas Corp. (a)	22,459	501,959
Chevron Corp.	99,554	10,830,480
Cimarex Energy Co. (a)	5,253	323,847
Concho Resources, Inc.*	10,462	1,075,389
ConocoPhillips	59,974	3,739,379
Devon Energy Corp.	23,790	536,227
Diamondback Energy, Inc.	8,031	744,474
EOG Resources, Inc.	29,866	2,604,614
Exxon Mobil Corp.	220,583	15,041,555
Hess Corp. (a)	12,809	518,764
HollyFrontier Corp.	8,240	421,229
Kinder Morgan, Inc.	99,211	1,525,865
Marathon Oil Corp.	44,173	633,441
Marathon Petroleum Corp.	35,987	2,123,593
Newfield Exploration Co.*	10,995	161,187
Noble Energy, Inc. (a)	24,672	462,847
Occidental Petroleum Corp.	39,415	2,419,293
ONEOK, Inc.	21,481	1,158,900
Phillips 66 (a)	22,350	1,925,452
Pioneer Natural Resources Co.	8,899	1,170,396
Valero Energy Corp.	22,356	1,676,029
Williams Cos., Inc. (The)	63,200	1,393,560

		52,679,979

Personal Products 0.1%
Coty, Inc., Class A (a)	26,030	170,757
Estee Lauder Cos., Inc. (The), Class A	11,714	1,523,991

		1,694,748

13

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals 4.2%
Allergan plc	16,440	$2,197,370
Bristol-Myers Squibb Co.	85,036	4,420,171
Eli Lilly & Co.	49,375	5,713,675
Johnson & Johnson	139,732	18,032,415
Merck & Co., Inc.	135,693	10,368,302
Mylan NV*	26,668	730,703
Nektar Therapeutics* (a)	9,452	310,687
Perrigo Co. plc (a)	6,365	246,644
Pfizer, Inc.	301,386	13,155,499
Zoetis, Inc.	25,211	2,156,549

		57,332,015

Professional Services 0.2%
Equifax, Inc.	6,149	572,656
IHS Markit Ltd.*	18,599	892,194
Nielsen Holdings plc	17,980	419,474
Robert Half International, Inc. (a)	6,146	351,551
Verisk Analytics, Inc.*	8,590	936,654

		3,172,529

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	16,083	643,963

Road & Rail 0.8%
CSX Corp.	42,068	2,613,685
JB Hunt Transport Services, Inc.	4,418	411,051
Kansas City Southern (a)	5,195	495,863
Norfolk Southern Corp.	14,236	2,128,851
Union Pacific Corp.	38,200	5,280,386

		10,929,836

Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.* (a)	44,314	818,037
Analog Devices, Inc.	19,427	1,667,419
Applied Materials, Inc.	51,386	1,682,378
Broadcom, Inc.	21,617	5,496,771
Intel Corp.	238,439	11,189,942
KLA-Tencor Corp.	8,061	721,379
Lam Research Corp.	8,079	1,100,117
Maxim Integrated Products, Inc. (a)	14,426	733,562
Microchip Technology, Inc. (a)	12,175	875,626
Micron Technology, Inc.*	58,594	1,859,188
NVIDIA Corp.	31,780	4,242,630
Qorvo, Inc.* (a)	6,325	384,117
QUALCOMM, Inc.	63,153	3,594,037
Skyworks Solutions, Inc.	9,615	644,397
Texas Instruments, Inc.	50,203	4,744,184
Xilinx, Inc.	13,195	1,123,818

		40,877,602

Software 4.9%
Adobe, Inc.*	25,299	5,723,646
ANSYS, Inc.*	4,289	613,070
Autodesk, Inc.*	11,422	1,468,983
Cadence Design Systems, Inc.*	14,371	624,851
Citrix Systems, Inc. (a)	6,644	680,744
Fortinet, Inc.*	7,391	520,548
Intuit, Inc. (a)	13,521	2,661,609
Microsoft Corp.	402,650	40,897,161

Common Stocks (continued)

	Shares	Value

Software (continued)
Oracle Corp.	134,075	$6,053,486
Red Hat, Inc.*	9,270	1,628,183
salesforce.com, Inc.*	39,852	5,458,528
Symantec Corp.	31,665	598,310
Synopsys, Inc.*	7,659	645,194

		67,574,313

Specialty Retail 1.9%
Advance Auto Parts, Inc.	3,785	595,986
AutoZone, Inc.*	1,379	1,156,071
Best Buy Co., Inc.	12,668	670,897
CarMax, Inc.* (a)	9,019	565,762
Foot Locker, Inc. (a)	6,503	345,960
Gap, Inc. (The) (a)	11,945	307,703
Home Depot, Inc. (The)	59,157	10,164,356
L Brands, Inc. (a)	12,011	308,322
Lowe’s Cos., Inc.	41,853	3,865,543
O’Reilly Automotive, Inc.*	4,208	1,448,941
Ross Stores, Inc.	19,694	1,638,541
Tiffany & Co. (a)	5,509	443,530
TJX Cos., Inc. (The)	64,669	2,893,291
Tractor Supply Co.	6,212	518,329
Ulta Beauty, Inc.*	2,934	718,360

		25,641,592

Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	235,149	37,092,403
Hewlett Packard Enterprise Co. (a)	75,403	996,074
HP, Inc.	82,765	1,693,372
NetApp, Inc. (a)	13,248	790,508
Seagate Technology plc	13,281	512,514
Western Digital Corp.	14,833	548,376
Xerox Corp. (a)	10,287	203,271

		41,836,518

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc. (a)	19,839	248,583
Michael Kors Holdings Ltd.*	8,251	312,878
NIKE, Inc., Class B	66,122	4,902,285
PVH Corp.	3,884	361,018
Ralph Lauren Corp.	3,065	317,105
Tapestry, Inc.	14,698	496,057
Under Armour, Inc., Class A* (a)	10,238	180,905
Under Armour, Inc., Class C*	10,369	167,667
VF Corp.	16,983	1,211,567

		8,198,065

Tobacco 0.7%
Altria Group, Inc.	97,366	4,808,907
Philip Morris International, Inc.	80,990	5,406,892

		10,215,799

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	14,822	775,042
United Rentals, Inc.*	4,197	430,319
WW Grainger, Inc.	2,316	653,946

		1,859,307

14

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Water Utilities 0.1%
American Water Works Co., Inc.	9,337	$847,519

Total Common Stocks (cost $1,184,646,044)		1,096,823,594

Purchased Options 1.5%

	Number of Contracts

Call Options 1.5%
Future Equity Index Options: 1.5%
S&P 500 E-Mini Index 1/18/2019 at USD 2,500.00 Vanilla, European Style Notional Amount: USD 141,135,655 Exchange Traded*	1,126	3,225,990
S&P 500 E-Mini Index 2/15/2019 at USD 2,200.00 Vanilla, European Style Notional Amount: USD 141,135,655 Exchange Traded*	1,126	17,909,030

Total Purchased Option (cost $25,239,036)		21,135,020

Short-Term Investment 10.4%

	Principal Amount

U.S. Treasury Obligation 10.4%
U.S. Treasury Bills
2.35%, 3/7/2019 (b)	$19,580,000	19,497,111
2.29%, 3/14/2019 (a)	123,000,000	122,421,743

Total Short-Term Investment (cost $141,940,389)		141,918,854

Repurchase Agreements 7.8%
Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,667, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $10,200,000. (c)(d)	10,000,000	10,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $3,955,567, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $4,034,006. (c)(d)	3,954,908	3,954,908

Repurchase Agreements (continued)

	Principal Amount	Value

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $55,008,862, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $56,109,042. (c)(d)	$55,000,000	$55,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $3,001,447, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $3,061,267. (c)(d)	3,000,000	3,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $15,007,350, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $15,303,915. (c)(d)	15,000,000	15,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $20,003,334, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $20,400,005. (c)(d)	20,000,000	20,000,000

Total Repurchase Agreements (cost $106,954,908)		106,954,908

Total Investments (cost $1,458,780,377) — 99.9%		1,366,832,376

Other assets in excess of liabilities — 0.1%		962,691

NET ASSETS — 100.0%		$1,367,795,067

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $131,094,319, which was collateralized by cash used to purchase repurchase agreements with a total value of $106,954,908 and by $25,730,437 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $132,685,345.

15

Statement of Investments (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (Continued)

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $106,954,908.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Currency:

USD	United States Dollar

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	2,451	3/2019	USD	307,012,260	(6,118,563)
U.S. Treasury Long Bond	2,896	3/2019	USD	422,816,000	19,355,306

					13,236,743

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
Assets:
Investment securities, at value* (cost $1,351,825,469)	$1,259,877,468
Repurchase agreements, at value (cost $106,954,908)	106,954,908
Cash	104,602,788
Interest and dividends receivable	1,513,331
Security lending income receivable	12,817
Receivable for investments sold	299,093
Receivable for capital shares issued	71,926
Receivable for variation margin on futures contracts	3,709,740
Reimbursement from investment adviser (Note 3)	84,826
Prepaid expenses	2,452

Total Assets	1,477,129,349

Liabilities:
Payable for investments purchased	741,327
Payable for capital shares redeemed	742,908
Payable upon return of securities loaned (Note 2)	106,954,908
Accrued expenses and other payables:
Investment advisory fees	527,463
Fund administration fees	69,101
Distribution fees	60,846
Administrative servicing fees	179,939
Accounting and transfer agent fees	400
Trustee fees	911
Custodian fees	13,260
Compliance program costs (Note 3)	1,581
Professional fees	16,053
Printing fees	15,206
Other	10,379

Total Liabilities	109,334,282

Net Assets	$1,367,795,067

Represented by:
Capital	$1,050,966,009
Total distributable earnings (loss)	316,829,058

Net Assets	$1,367,795,067

Net Assets:
Class I Shares	$1,090,981,977
Class II Shares	276,813,090

Total	$1,367,795,067

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	62,096,094
Class II Shares	15,860,905

Total	77,956,999

17

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.57
Class II Shares	$17.45

*	Includes value of securities on loan of $131,094,319 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2018

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)
INVESTMENT INCOME:
Dividend income	$21,405,699
Interest income	2,708,489
Income from securities lending (Note 2)	285,815
Foreign tax withholding	(17,412)

Total Income	24,382,591

EXPENSES:
Investment advisory fees	7,535,216
Fund administration fees	481,252
Distribution fees Class II Shares	821,633
Administrative servicing fees Class I Shares	1,893,762
Administrative servicing fees Class II Shares	492,983
Professional fees	116,292
Printing fees	145,641
Trustee fees	48,180
Custodian fees	59,632
Accounting and transfer agent fees	1,657
Compliance program costs (Note 3)	6,488
Other	31,230

Total expenses before fees waived and expenses reimbursed	11,633,966

Investment advisory fees waived (Note 3)	(604,643)
Expenses reimbursed by adviser (Note 3)	(463,955)

Net Expenses	10,565,368

NET INVESTMENT INCOME	13,817,223

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	435,675,625
Expiration or closing of futures contracts (Note 2)	(42,293,636)

Net realized gains	393,381,989

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(423,536,898)
Futures contracts (Note 2)	13,236,743

Net change in unrealized appreciation/depreciation	(410,300,155)

Net realized/unrealized losses	(16,918,166)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,100,943)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$13,817,223	$6,648,301
Net realized gains	393,381,989	147,361,307
Net change in unrealized appreciation/depreciation	(410,300,155)	204,771,380

Change in net assets resulting from operations	(3,100,943)	358,780,988

Distributions to Shareholders From:
Distributable earnings:
Class I	(126,683,363)	(33,929,471	)(a)
Class II	(31,633,979)	(8,177,823	)(a)

Change in net assets from shareholder distributions	(158,317,342)	(42,107,294)

Change in net assets from capital transactions	(50,473,925)	(129,720,363)

Change in net assets	(211,892,210)	186,953,331

Net Assets:
Beginning of year	1,579,687,277	1,392,733,946

End of year	$1,367,795,067	$1,579,687,277	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,059,208	$8,295,631
Dividends reinvested	126,683,363	33,929,471
Cost of shares redeemed	(160,090,078)	(147,740,632)

Total Class I Shares	(25,347,507)	(105,515,530)

Class II Shares
Proceeds from shares issued	15,467,959	15,320,717
Dividends reinvested	31,633,979	8,177,823
Cost of shares redeemed	(72,228,356)	(47,703,373)

Total Class II Shares	(25,126,418)	(24,204,833)

Change in net assets from capital transactions	$(50,473,925)	$(129,720,363)

SHARE TRANSACTIONS:
Class I Shares
Issued	389,770	461,624
Reinvested	6,174,201	1,856,156
Redeemed	(7,795,905)	(8,229,799)

Total Class I Shares	(1,231,934)	(5,912,019)

20

Statements of Changes in Net Assets (Continued)

	NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	764,358	852,779
Reinvested	1,551,059	453,557
Redeemed	(3,500,408)	(2,690,453)

Total Class II Shares	(1,184,991)	(1,384,117)

Total change in shares	(2,416,925)	(7,296,136)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $5,616,692 and $733,642 for Class I and Class II, respectively and net realized gains of $28,312,779 and $7,444,181 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $271,509.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund)

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$19.68	0.19	(0.15)	0.04	(0.15)	(2.00)	(2.15)	$17.57	(1.27%	)	$1,090,981,977	0.61%	0.92%	0.68%	146.36%
Year Ended December 31, 2017	$15.91	0.09	4.21	4.30	(0.09)	(0.44)	(0.53)	$19.68	27.31%		$1,246,284,724	0.61%	0.50%	0.67%	80.08%
Year Ended December 31, 2016	$19.99	0.14	0.44	0.58	(0.12)	(4.54)	(4.66)	$15.91	3.63%		$1,101,282,906	0.61%	0.77%	0.69%	86.07%	(g)
Year Ended December 31, 2015	$22.74	0.13	0.85	0.98	(0.13)	(3.60)	(3.73)	$19.99	5.09%		$1,076,868,266	0.63%	0.60%	0.68%	114.71%
Year Ended December 31, 2014	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%		$1,161,615,884	0.63%	0.55%	0.68%	47.71%

Class II Shares
Year Ended December 31, 2018	$19.56	0.14	(0.15)	(0.01)	(0.10)	(2.00)	(2.10)	$17.45	(1.54%	)	$276,813,090	0.86%	0.66%	0.93%	146.36%
Year Ended December 31, 2017	$15.81	0.04	4.19	4.23	(0.04)	(0.44)	(0.48)	$19.56	27.07%		$333,402,553	0.86%	0.25%	0.92%	80.08%
Year Ended December 31, 2016	$19.91	0.09	0.43	0.52	(0.08)	(4.54)	(4.62)	$15.81	3.32%		$291,451,040	0.86%	0.52%	0.94%	86.07%	(g)
Year Ended December 31, 2015	$22.67	0.08	0.84	0.92	(0.08)	(3.60)	(3.68)	$19.91	4.82%		$264,853,620	0.88%	0.35%	0.93%	114.71%
Year Ended December 31, 2014	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%		$282,930,748	0.88%	0.30%	0.93%	47.71%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

23

Notes to Financial Statements (Continued)

December 31, 2018

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

24

Notes to Financial Statements (Continued)

December 31, 2018

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,096,823,594	$—	$—	$1,096,823,594
Futures Contracts	19,355,306	—	—	19,355,306
Purchased Options	21,135,020	—	—	21,135,020
Repurchase Agreements	—	106,954,908	—	106,954,908
Short Term Investments	—	141,918,854	—	141,918,854
Total Assets	$1,137,313,920	$248,873,762	$—	$1,386,187,682
Liabilities:
Futures Contracts	$(6,118,563)	$—	$—	$(6,118,563)
Total Liabilities	$(6,118,563)	$—	$—	$(6,118,563)
Total	$1,131,195,357	$248,873,762	$—	$1,380,069,119

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

25

Notes to Financial Statements (Continued)

December 31, 2018

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3. The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2017	$489,525	$489,525
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	1,305,400	1,305,400
Purchases	—	—
Change in Unrealized Appreciation/Depreciation	(489,525)	(489,525)
Sales	(1,305,400)	(1,305,400)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

The Fund has long positions in options on equity index futures contracts, which are exchange-traded. Such option investments are utilized to gain exposure to the value of equities. The purchase of put options serves as a short hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy.

26

Notes to Financial Statements (Continued)

December 31, 2018

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. American-style options can be exercised at any time prior to the expiration date of the option. European-style options can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by the Fund) expose the Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”), guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(d)	Futures Contracts

The Fund is subject to equity and interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

27

Notes to Financial Statements (Continued)

December 31, 2018

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$21,135,020
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$19,355,306
Total		$40,490,326
Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(6,118,563)
Total		$(61,118,563)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Purchased Options
Equity risk	$(29,288,976)
Futures Contracts
Equity risk	$(38,052,114)
Interest rate risk	$(4,241,522)
Total	$(71,582,612)

28

Notes to Financial Statements (Continued)

December 31, 2018

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Equity risk	$(4,104,017)
Futures Contracts
Equity risk	$(6,118,563)
Interest rate risk	$19,355,306
Total	$9,132,726
(a)	Purchased options are disclosed in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Options:
Average Value Purchased	$15,359,002
Average Number of Purchased Option Contracts	1,688
Futures Contracts:
Average Notional Balance Long	$314,321,572

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position.

At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(e)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and

29

Notes to Financial Statements (Continued)

December 31, 2018

Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $106,954,908, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2019 the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

30

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
ML Pierce Fenner & Smith, Inc.	3,954,908	—	3,954,908	(3,954,908)	—
Natixis Financial Products LLC	55,000,000		55,000,000	(55,000,000)
NatWest Markets Securities, Inc.	18,000,000	—	18,000,000	(18,000,000)	—
Pershing LLC	$20,000,000	$—	$20,000,000	$(20,000,000)	$—
Total	$106,954,908	$—	$106,954,908	$(106,954,908)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

31

Notes to Financial Statements (Continued)

December 31, 2018

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date. Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal

32

Notes to Financial Statements (Continued)

December 31, 2018

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. Effective July 16, 2018, BNY Mellon Asset Management North America Corporation (the “Subadviser”) was appointed as subadviser to the Fund. Effective July 16, 2018, Boston Advisors, LLC was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

The Trust and NFA have entered into a written contract waiving 0.038% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $604,643, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.47%, after contractual fee waivers was 0.44%, and after contractual fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, was 0.41%.

33

Notes to Financial Statements (Continued)

December 31, 2018

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative service fees, from exceeding the amounts listed in the table below until April 30, 2019.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$568,166	$258,821	$463,955	$1,290,942

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $481,252 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

34

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $6,488.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $2,386,745.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available

35

Notes to Financial Statements (Continued)

December 31, 2018

through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $2,094,801,873 and sales of $2,610,631,138 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

36

Notes to Financial Statements (Continued)

December 31, 2018

8.  New Accounting Pronouncements

The SEC has to adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

37

Notes to Financial Statements (Continued)

December 31, 2018

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$51,161,803	$107,155,539	$158,317,342	$—	$158,317,342

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,350,334	$35,756,960	$42,107,294	$—	$42,107,294

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$84,832,467	$320,937,431	$405,769,898	$—	$(88,940,840)	$316,829,058

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,469,009,959	$65,464,674	$(154,405,514)	$(88,940,840)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Dynamic U.S. Growth Fund (formerly NVIT Large Cap Growth Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Dynamic U.S. Growth Fund (formerly NVIT Large Cap Growth Fund) (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund — Initial Approval of BNY Mellon Asset Management North America Corporation Sub-advisory Agreement

Summary of Factors Considered by the Board

At the June 12, 2018 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, on behalf of the NVIT Dynamic U.S. Growth Fund (the “Fund”), the appointment of BNY Mellon Asset Management North America Corporation (“BNY Mellon”) as sub-adviser to the Fund pursuant to a new sub-advisory agreement (the “Sub-advisory Agreement”). BNY Mellon replaced Boston Advisors, LLC (“Boston Advisors”), the previous sub-adviser to the Fund. The Board was provided with detailed materials relating to BNY Mellon in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Sub-advisory Agreement.

In making its determinations, the Board considered the information provided regarding BNY Mellon, including, among other things, information relating to BNY Mellon’s investment strategy and process for the Fund. The Board also considered the experience of the investment personnel of BNY Mellon who would be managing the Fund. The Board considered information concerning the past performance record of BNY Mellon in managing an investment strategy comparable to the strategy it would use in managing the Fund’s assets.

The Board considered that the sub-advisory fee that Nationwide Fund Advisors (“NFA”) would pay to BNY Mellon is the same as the fee that NFA previously paid to Boston Advisors. The Board also considered that the non-compensatory terms of the Sub-advisory Agreement are substantially similar in all material respects to the terms of the sub-advisory agreements that the Trust currently has in place for other Nationwide Funds.

No information was presented to the Board regarding the expected profitability of the Sub-advisory Agreement.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board members, and all of the Independent Trustees voting separately, unanimously approved the Sub-advisory Agreement for a two-year period commencing from the execution of the Sub-advisory Agreement.

40

Supplemental Information (Continued)

December 31, 2018 (Unaudited)

NVIT Dynamic U.S. Growth Fund (formerly, NVIT Large Cap Growth Fund) Supplemental Tax Insert

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 29.01%.

The Fund designates $107,155,539, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

41

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

42

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

43

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

44

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

45

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

46

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

47

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

48

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

49

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

50

Annual Report

December 31, 2018

NVIT Bond Index Fund

AR-BDX 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Fund Commentary	NVIT Bond Index Fund

For the annual period ended December 31, 2018, the NVIT Bond Index Fund (Class Y) registered -0.31% versus 0.01% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate-Term Bond (consisting of 232 funds as of December 31, 2018), was -0.57% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund registered -32 basis points of tracking difference against the benchmark. The deviation is attributable to securities sampling resulting from BlackRock’s stratified sampling management process.

Fixed-income market recap

Coming into 2018, synchronized global growth was a prevalent theme, with the United States taking the lead from Europe and China in driving economic expansion. Unprecedented U.S. fiscal stimulus and plans for more government spending were turning the past headwinds to U.S. growth into tailwinds. As 2018 began, however, market conditions were heavily affected by geopolitical uncertainty. These tailwinds initially pushed Treasury yields higher in the first quarter of 2018 before yields rallied in the second quarter as bouts of volatility hit the market – first in Equities, and then in Investment Grade Credit and Emerging Markets – ultimately causing these sectors to come under pressure. The moves were largely driven by trade protectionism in the United States, as well as more idiosyncratic uncertainty in several countries, including Italy and Turkey.

Reversing trend in the third quarter of 2018, U.S. Treasury yields notched highs of approximately 3.10% as evolving trade discussions, hawkish speeches from Federal Open Market Committee (FOMC) members, and continued levels of elevated supply pushed rates higher. Above-trend U.S. growth continued throughout 2018, with the unemployment rate reaching its lowest levels since 1969. The fourth quarter of 2018 was marked early on by a continued sell-off in rates to seven-year highs. Later in the quarter, rates retraced as risk assets came under pressure and tightening financial conditions along with a shift in tone from the FOMC saw global rates rallying to end the year. After the U.S. Federal Reserve hiked rates for the fourth time in 2018, Fed Chairman Jerome Powell commented, “There’s significant uncertainty about both the path and the ultimate destination of any further rate increases.” Throughout the year, the European Central Bank left interest rates unchanged but signaled the end of its quantitative easing program. In the UK, Brexit negotiations dominated headlines, as Prime Minister Theresa May delayed the Parliamentary vote for her proposed Brexit Withdrawal Agreement while continuing to rally support after surviving a vote of confidence against her.

The Fund did not invest in derivatives.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	37.2%
Mortgage-Backed Securities	28.2%
Corporate Bonds	26.1%
Repurchase Agreements	2.5%
Commercial Mortgage-Backed Securities	2.1%
Foreign Government Securities	1.7%
U.S. Government Agency Securities	1.5%
Supranational	1.3%
Municipal Bonds	0.8%
Asset-Backed Securities	0.4%
Liabilities in excess of other assets	(1.8)%
100.0%

Top Industries††

Banks	4.7%
Oil, Gas & Consumable Fuels	2.5%
Electric Utilities	1.4%
Capital Markets	1.3%
Health Care Providers & Services	1.0%
Diversified Telecommunication Services	0.9%
Pharmaceuticals	0.9%
Consumer Finance	0.7%
Equity Real Estate Investment Trusts (REITs)	0.7%
Software	0.7%
Other Industries*	85.2%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.38%, 8/15/2024	1.1%
U.S. Treasury Notes, 1.75%, 9/30/2022	1.0%
U.S. Treasury Notes, 2.00%, 8/15/2025	0.9%
U.S. Treasury Notes, 2.75%, 9/30/2020	0.9%
U.S. Treasury Notes, 1.75%, 3/31/2022	0.9%
U.S. Treasury Notes, 2.25%, 11/15/2027	0.9%
U.S. Treasury Notes, 2.63%, 11/15/2020	0.7%
FHLMC, 4.00%, 1/15/2048	0.7%
U.S. Treasury Notes, 2.13%, 12/31/2022	0.7%
U.S. Treasury Notes, 1.38%, 3/31/2020	0.7%
Other Holdings*	91.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	(0.36)%	N/A	1.75%	[2]
Class Y	(0.31)%	2.31%	3.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.38%
Class Y	0.23%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	NVIT Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund for the 10-year period ended 12/31/18 versus performance of the Bloomberg Barclays (BbgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,014.90	1.93	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Class Y Shares	Actual	(b)	1,000.00	1,014.40	1.17	0.23
	Hypothetical	(b)(c)	1,000.00	1,024.05	1.17	0.23

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

Statement of Investments

December 31, 2018

NVIT Bond Index Fund

Asset-Backed Securities 0.4%

	Principal Amount	Value

Airlines 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$333,199	$338,214
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 4/11/2024 (a)	255,254	254,590
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	401,244	409,667

		1,002,471

Automobiles 0.1%
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/2024	1,600,000	1,609,912
Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, 3/15/2023	1,400,000	1,375,297

		2,985,209

Credit Card 0.2%
Citibank Credit Card Issuance Trust
Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,100,000	1,085,970
Series 2018-A6, Class A6, 3.21%, 12/7/2024	2,000,000	2,020,460
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/2022	1,750,000	1,725,880

		4,832,310

Total Asset-Backed Securities (cost $8,787,987)		8,819,990

Commercial Mortgage-Backed Securities 2.1%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	1,375,000	1,368,802
BENCHMARK
Series 2018-B4, Class A2, 3.98%, 7/15/2051	500,000	514,037
Series 2018-B4, Class A5, 4.12%, 7/15/2051	1,000,000	1,033,980
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class AS, 4.02%, 10/10/2047	1,500,000	1,524,077
Series 2016-P5, Class A4, 2.94%, 10/10/2049	600,000	576,470
Series 2017-P7, Class A4, 3.71%, 4/14/2050	1,500,000	1,506,387
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 5/15/2045	1,631,237	1,633,933

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

COMM Mortgage Trust (continued)
Series 2013-CR8, Class A5, 3.61%, 6/10/2046 (b)	$1,000,000	$1,012,862
Series 2014-UBS2, Class A5, 3.96%, 3/10/2047	1,500,000	1,537,770
Series 2014-UBS3, Class A4, 3.82%, 6/10/2047	1,500,000	1,530,567
Series 2015-DC1, Class A5, 3.35%, 2/10/2048	1,000,000	991,980
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	1,000,000	1,019,999
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 4/15/2051 (b)	1,250,000	1,276,120
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K003, Class A5, 5.09%, 3/25/2019	333,131	332,861
Series K006, Class A2, 4.25%, 1/25/2020	200,000	201,781
Series K713, Class A2, 2.31%, 3/25/2020	975,218	968,084
Series K013, Class A2, 3.97%, 1/25/2021 (b)	500,000	508,138
Series K020, Class A2, 2.37%, 5/25/2022	1,500,000	1,477,991
Series K024, Class A2, 2.57%, 9/25/2022	100,000	98,896
Series K026, Class A2, 2.51%, 11/25/2022	900,000	886,909
Series K031, Class A2, 3.30%, 4/25/2023 (b)	400,000	405,920
Series K033, Class A2, 3.06%, 7/25/2023 (b)	950,000	954,116
Series K034, Class A2, 3.53%, 7/25/2023 (b)	5,400,000	5,526,258
Series K038, Class A1, 2.60%, 10/25/2023	222,491	221,555
Series K037, Class A2, 3.49%, 1/25/2024	800,000	818,095
Series K069, Class A2, 3.19%, 9/25/2027 (b)	2,500,000	2,475,950
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (b)	213,948	213,062
Series 2013-M6, Class 1AC, 3.62%, 2/25/2043 (b)	250,000	247,988
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 5/10/2050	1,500,000	1,488,686
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/2045	2,291,563	2,301,232
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	634,642	647,366
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/2047	1,000,000	1,016,463

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.08%, 7/15/2046 (b)	$500,000	$517,614
Series 2015-C24, Class A4, 3.73%, 5/15/2048	1,000,000	1,011,084
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,500,000	2,499,384
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class A4, 3.54%, 5/15/2048	1,500,000	1,501,274
Series 2017-C40, Class A4, 3.58%, 10/15/2050	1,500,000	1,492,506
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 6/15/2046	1,750,000	1,753,077
Series 2013-C15, Class A4, 4.15%, 8/15/2046 (b)	1,175,000	1,217,147

Total Commercial Mortgage-Backed Securities (cost $47,519,272)		46,310,421

Corporate Bonds 26.1%
Aerospace & Defense 0.5%
Boeing Co. (The),
4.88%, 2/15/2020	500,000	510,735
2.25%, 6/15/2026	500,000	461,117
3.30%, 3/1/2035	130,000	118,248
Embraer Netherlands Finance BV,
5.40%, 2/1/2027	1,000,000	1,032,510
General Dynamics Corp.,
3.88%, 7/15/2021	100,000	102,208
2.63%, 11/15/2027	500,000	461,052
Harris Corp.,
2.70%, 4/27/2020	1,000,000	991,484
4.85%, 4/27/2035	90,000	89,291
L3 Technologies, Inc.,
3.95%, 5/28/2024	257,000	256,513
Lockheed Martin Corp.,
2.90%, 3/1/2025	500,000	479,898
3.55%, 1/15/2026	250,000	248,073
3.60%, 3/1/2035	110,000	102,427
4.07%, 12/15/2042	393,000	374,995
4.70%, 5/15/2046	250,000	260,508
Northrop Grumman Corp.,
3.50%, 3/15/2021 (a)	500,000	503,833
4.75%, 6/1/2043	250,000	252,733
4.03%, 10/15/2047	500,000	454,755
Raytheon Co.,
3.13%, 10/15/2020 (a)	250,000	250,778
3.15%, 12/15/2024	145,000	144,233
4.70%, 12/15/2041	150,000	163,323
Rockwell Collins, Inc.,
3.50%, 3/15/2027	1,000,000	938,687

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
Textron, Inc.,
4.30%, 3/1/2024	$250,000	$255,514
United Technologies Corp.,
4.50%, 4/15/2020	250,000	253,377
4.13%, 11/16/2028	250,000	247,675
6.13%, 7/15/2038	400,000	458,288
4.50%, 6/1/2042	500,000	472,370
4.15%, 5/15/2045	550,000	491,880
4.63%, 11/16/2048 (a)	500,000	482,844

		10,859,349

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	85,000	80,691
3.30%, 3/15/2027	70,000	66,560
3.90%, 2/1/2035	380,000	344,037
3.88%, 8/1/2042	50,000	41,516
4.55%, 4/1/2046	500,000	454,436
United Parcel Service of America, Inc.,
8.38%, 4/1/2020	118,000	125,363
8.37%, 4/1/2030 (c)	177,000	239,633
United Parcel Service, Inc.,
3.13%, 1/15/2021	500,000	504,097
6.20%, 1/15/2038	295,000	359,340

		2,215,673

Auto Components 0.0%†
Aptiv Corp.,
4.15%, 3/15/2024	475,000	475,473
BorgWarner, Inc.,
3.38%, 3/15/2025 (a)	135,000	132,055

		607,528

Automobiles 0.1%
Daimler Finance North America LLC,
8.50%, 1/18/2031 (a)	250,000	341,635
Ford Motor Co.,
7.45%, 7/16/2031	500,000	515,512
4.75%, 1/15/2043	350,000	269,915
5.29%, 12/8/2046 (a)	500,000	410,490
General Motors Co.,
4.20%, 10/1/2027 (a)	250,000	225,335
5.15%, 4/1/2038	250,000	213,591
5.20%, 4/1/2045	500,000	414,377
6.75%, 4/1/2046	35,000	33,884
5.40%, 4/1/2048	250,000	212,912

		2,637,651

Banks 4.7%
Australia & New Zealand Banking Group Ltd.,
3.30%, 5/17/2021	1,500,000	1,498,488
Banco Santander SA,
3.50%, 4/11/2022	800,000	785,072
3.80%, 2/23/2028	600,000	533,684
Bank of America Corp.,
Series L, 2.25%, 4/21/2020 (a)	1,000,000	989,312

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of America Corp., (continued)
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (d)	$1,000,000	$984,825
3.30%, 1/11/2023 (a)	500,000	492,429
4.10%, 7/24/2023	250,000	253,391
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	1,515,000	1,472,593
4.00%, 4/1/2024	350,000	351,940
Series L, 3.95%, 4/21/2025	310,000	300,370
3.88%, 8/1/2025	250,000	247,316
4.45%, 3/3/2026	125,000	123,574
3.50%, 4/19/2026 (a)	290,000	279,078
4.25%, 10/22/2026	435,000	423,080
3.25%, 10/21/2027	500,000	462,823
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	500,000	485,050
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	1,606,000	1,500,244
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (a)(d)	250,000	237,824
5.88%, 2/7/2042	250,000	290,172
5.00%, 1/21/2044	350,000	362,205
Series L, 4.75%, 4/21/2045 (a)	750,000	739,784
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (d)	750,000	720,774
Bank of Montreal,
1.90%, 8/27/2021 (a)	1,000,000	965,838
Bank of Nova Scotia (The),
2.80%, 7/21/2021	500,000	495,676
2.45%, 9/19/2022	1,000,000	965,518
Barclays Bank plc,
5.14%, 10/14/2020	250,000	252,706
Barclays plc,
3.25%, 1/12/2021	1,000,000	979,298
3.65%, 3/16/2025	360,000	331,826
4.34%, 1/10/2028	1,000,000	925,339
5.25%, 8/17/2045	205,000	187,955
BB&T Corp.,
2.45%, 1/15/2020	500,000	496,510
2.85%, 10/26/2024 (a)	250,000	240,192
BNP Paribas SA,
2.38%, 5/21/2020	1,000,000	989,083
5.00%, 1/15/2021 (a)	250,000	258,693
Branch Banking & Trust Co.,
3.63%, 9/16/2025	250,000	245,069
Citigroup, Inc.,
2.35%, 8/2/2021	500,000	485,731
4.50%, 1/14/2022	650,000	664,127
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (d)	1,000,000	967,729
3.88%, 10/25/2023	750,000	752,180
3.75%, 6/16/2024	500,000	496,494
3.30%, 4/27/2025	560,000	531,808
4.60%, 3/9/2026	350,000	345,429
3.40%, 5/1/2026	500,000	470,310
3.20%, 10/21/2026	500,000	461,594
4.30%, 11/20/2026	500,000	480,811
4.45%, 9/29/2027	500,000	481,908
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	500,000	482,454

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Citigroup, Inc., (continued)
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	$1,500,000	$1,398,886
6.63%, 6/15/2032 (a)	333,000	387,573
8.13%, 7/15/2039	350,000	485,573
6.68%, 9/13/2043	250,000	294,920
Citizens Bank NA,
2.65%, 5/26/2022	250,000	242,884
Commonwealth Bank of Australia,
2.30%, 3/12/2020 (a)	500,000	494,774
Compass Bank,
3.88%, 4/10/2025	500,000	479,312
Cooperatieve Rabobank UA,
2.75%, 1/10/2022	1,500,000	1,470,601
4.63%, 12/1/2023	250,000	253,483
3.38%, 5/21/2025	500,000	490,203
5.25%, 5/24/2041	175,000	192,765
5.75%, 12/1/2043 (a)	250,000	272,203
5.25%, 8/4/2045	250,000	257,780
Credit Suisse Group Funding Guernsey Ltd.,
2.75%, 3/26/2020	1,000,000	989,211
3.13%, 12/10/2020	500,000	495,110
3.80%, 9/15/2022	440,000	436,790
3.75%, 3/26/2025	390,000	371,887
4.55%, 4/17/2026 (a)	500,000	495,043
Discover Bank,
4.20%, 8/8/2023	500,000	500,115
Fifth Third Bancorp,
2.88%, 7/27/2020 (a)	500,000	497,116
3.50%, 3/15/2022	700,000	701,234
2.60%, 6/15/2022	500,000	486,374
First Republic Bank,
2.50%, 6/6/2022	750,000	726,814
HSBC Bank USA NA,
5.63%, 8/15/2035 (a)	250,000	273,177
HSBC Holdings plc,
3.40%, 3/8/2021	2,000,000	1,994,810
5.10%, 4/5/2021	500,000	517,055
4.25%, 3/14/2024	500,000	496,205
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (d)	200,000	198,920
4.30%, 3/8/2026	500,000	493,208
3.90%, 5/25/2026	500,000	479,102
6.50%, 5/2/2036	400,000	455,135
6.50%, 9/15/2037 (a)	600,000	680,019
5.25%, 3/14/2044	250,000	247,796
Huntington Bancshares, Inc.,
3.15%, 3/14/2021	395,000	393,241
JPMorgan Chase & Co.,
2.25%, 1/23/2020	500,000	495,020
2.75%, 6/23/2020	500,000	497,134
4.25%, 10/15/2020 (a)	350,000	356,307
2.55%, 10/29/2020	500,000	494,442
2.55%, 3/1/2021	500,000	492,950
4.63%, 5/10/2021	500,000	514,563
2.30%, 8/15/2021	1,000,000	975,643
3.38%, 5/1/2023	250,000	244,533
3.88%, 9/10/2024	1,000,000	983,976
3.13%, 1/23/2025	1,000,000	952,706

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
JPMorgan Chase & Co., (continued)
3.30%, 4/1/2026	$500,000	$476,166
4.25%, 10/1/2027	500,000	492,204
(ICE LIBOR USD 3 Month + 1.38%), 3.54%, 5/1/2028 (a)(d)	500,000	476,693
(ICE LIBOR USD 3 Month + 1.12%), 4.01%, 4/23/2029 (d)	1,000,000	980,362
5.60%, 7/15/2041	400,000	450,648
5.40%, 1/6/2042	500,000	549,185
4.85%, 2/1/2044	500,000	509,170
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (d)	750,000	697,563
(ICE LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/2048 (d)	500,000	442,581
KeyBank NA,
2.50%, 12/15/2019	250,000	248,465
6.95%, 2/1/2028	225,000	266,712
Korea Development Bank (The),
4.63%, 11/16/2021	200,000	207,375
3.00%, 1/13/2026	500,000	478,177
Kreditanstalt fuer Wiederaufbau,
1.75%, 3/31/2020	3,000,000	2,968,649
1.50%, 4/20/2020	1,000,000	985,739
1.63%, 5/29/2020	400,000	394,445
2.75%, 9/8/2020	400,000	400,638
1.88%, 11/30/2020 (a)	2,000,000	1,971,030
1.63%, 3/15/2021	500,000	489,562
1.50%, 6/15/2021	500,000	486,863
2.00%, 11/30/2021 (a)	1,000,000	982,958
2.13%, 6/15/2022	2,000,000	1,966,448
2.38%, 12/29/2022	250,000	247,445
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	1,500,000	1,473,531
1.75%, 7/27/2026 (a)	1,000,000	929,103
Lloyds Banking Group plc,
4.50%, 11/4/2024	205,000	197,953
4.58%, 12/10/2025	350,000	331,346
4.65%, 3/24/2026	500,000	470,095
(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (d)	1,000,000	889,523
Mitsubishi UFJ Financial Group, Inc.,
3.46%, 3/2/2023	750,000	745,396
3.85%, 3/1/2026	750,000	746,230
Mizuho Financial Group, Inc.,
3.17%, 9/11/2027	750,000	706,545
MUFG Americas Holdings Corp.,
3.00%, 2/10/2025	400,000	383,596
National Australia Bank Ltd.,
2.50%, 7/12/2026	750,000	683,533
PNC Bank NA,
2.95%, 1/30/2023	250,000	243,480
3.80%, 7/25/2023	500,000	501,764
2.95%, 2/23/2025	500,000	481,101
PNC Financial Services Group, Inc. (The),
5.13%, 2/8/2020	500,000	510,565
Regions Financial Corp.,
2.75%, 8/14/2022	750,000	723,585
Royal Bank of Canada,
2.15%, 3/6/2020	500,000	495,641
2.50%, 1/19/2021	500,000	494,268

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Royal Bank of Scotland Group plc,
3.88%, 9/12/2023	$365,000	$349,921
4.80%, 4/5/2026	500,000	488,082
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (d)	250,000	238,637
Santander Holdings USA, Inc.,
2.65%, 4/17/2020 (a)	1,300,000	1,283,180
Santander UK Group Holdings plc,
2.88%, 10/16/2020 (a)	210,000	206,336
Santander UK plc,
2.38%, 3/16/2020	500,000	494,540
4.00%, 3/13/2024	500,000	504,095
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/2020 (a)	1,000,000	989,607
Sumitomo Mitsui Banking Corp.,
2.45%, 1/16/2020	500,000	496,021
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 3/9/2021	500,000	494,737
2.78%, 7/12/2022 (a)	1,000,000	974,409
2.63%, 7/14/2026	750,000	685,879
3.35%, 10/18/2027 (a)	500,000	477,857
SunTrust Banks, Inc.,
4.00%, 5/1/2025	1,000,000	1,003,213
Toronto-Dominion Bank (The),
2.50%, 12/14/2020	750,000	742,607
US Bancorp,
4.13%, 5/24/2021 (a)	150,000	153,458
3.90%, 4/26/2028 (a)	1,000,000	1,012,192
US Bank NA,
2.80%, 1/27/2025	1,000,000	960,865
Wells Fargo & Co.,
Series N, 2.15%, 1/30/2020	2,000,000	1,978,251
3.30%, 9/9/2024	1,000,000	967,341
3.00%, 2/19/2025	825,000	777,502
3.00%, 4/22/2026	500,000	465,919
4.30%, 7/22/2027	395,000	388,548
5.38%, 2/7/2035 (a)	457,000	502,193
5.38%, 11/2/2043 (a)	250,000	260,894
5.61%, 1/15/2044	388,000	420,791
3.90%, 5/1/2045 (a)	250,000	229,394
4.90%, 11/17/2045	500,000	487,538
4.40%, 6/14/2046	350,000	321,059
4.75%, 12/7/2046	500,000	481,425
Wells Fargo Bank NA,
2.40%, 1/15/2020	1,000,000	991,494
2.60%, 1/15/2021	1,000,000	987,579
Wells Fargo Capital X,
5.95%, 12/15/2036	275,000	283,937
Westpac Banking Corp.,
2.65%, 1/25/2021	2,000,000	1,979,793
2.10%, 5/13/2021	500,000	487,227
2.85%, 5/13/2026	500,000	464,700
3.40%, 1/25/2028 (a)	500,000	481,889

		104,834,342

Beverages 0.6%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026 (e)	1,500,000	1,418,322
4.70%, 2/1/2036 (e)	500,000	463,699
4.90%, 2/1/2046 (e)	1,370,000	1,270,518

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021	$645,000	$634,290
3.70%, 2/1/2024	1,000,000	979,963
4.63%, 2/1/2044	650,000	578,238
Anheuser-Busch InBev Worldwide, Inc.,
4.38%, 2/15/2021	150,000	152,953
4.00%, 4/13/2028 (a)	500,000	478,267
4.60%, 4/15/2048	500,000	448,130
4.44%, 10/6/2048	581,000	501,729
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	201,373
3.20%, 11/1/2023 (a)	550,000	551,710
2.90%, 5/25/2027 (a)	500,000	481,012
Constellation Brands, Inc.,
3.50%, 5/9/2027	500,000	462,982
3.60%, 2/15/2028	1,000,000	920,937
Diageo Capital plc,
4.83%, 7/15/2020	600,000	616,434
2.63%, 4/29/2023	500,000	485,048
Keurig Dr Pepper, Inc.,
2.70%, 11/15/2022	250,000	237,064
4.60%, 5/25/2028 (e)	750,000	744,342
5.09%, 5/25/2048 (a)(e)	250,000	237,738
Molson Coors Brewing Co.,
3.00%, 7/15/2026	190,000	169,213
5.00%, 5/1/2042	250,000	235,319
PepsiCo, Inc.,
1.85%, 4/30/2020 (a)	500,000	492,760
3.13%, 11/1/2020	300,000	301,331
2.85%, 2/24/2026 (a)	150,000	143,404
4.25%, 10/22/2044 (a)	500,000	505,044

		13,711,820

Biotechnology 0.5%
AbbVie, Inc.,
3.20%, 5/14/2026	1,370,000	1,269,694
4.50%, 5/14/2035	1,085,000	1,003,741
4.30%, 5/14/2036	250,000	223,043
4.40%, 11/6/2042	125,000	109,926
Amgen, Inc.,
3.45%, 10/1/2020	100,000	100,445
4.56%, 6/15/2048	774,000	741,231
4.66%, 6/15/2051	768,000	723,600
Baxalta, Inc.,
2.88%, 6/23/2020	75,000	74,330
4.00%, 6/23/2025	60,000	58,659
Biogen, Inc.,
3.63%, 9/15/2022	1,000,000	1,002,620
4.05%, 9/15/2025	195,000	194,111
Celgene Corp.,
3.95%, 10/15/2020	400,000	404,303
3.25%, 8/15/2022	300,000	294,535
3.25%, 2/20/2023	250,000	244,113
3.88%, 8/15/2025	500,000	481,331
3.90%, 2/20/2028	500,000	468,989
4.63%, 5/15/2044	500,000	439,221
4.55%, 2/20/2048	250,000	216,649
Gilead Sciences, Inc.,
4.50%, 4/1/2021	200,000	205,841
3.70%, 4/1/2024	1,000,000	998,329

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Gilead Sciences, Inc., (continued)
3.50%, 2/1/2025	$240,000	$236,829
3.65%, 3/1/2026	145,000	142,129
4.50%, 2/1/2045	500,000	480,852
4.75%, 3/1/2046	500,000	496,046

		10,610,567

Building Products 0.1%
Johnson Controls International plc,
4.25%, 3/1/2021	150,000	152,878
3.75%, 12/1/2021	600,000	604,642
3.90%, 2/14/2026	500,000	490,354
4.62%, 7/2/2044 (c)	350,000	331,001
Owens Corning,
4.20%, 12/15/2022	250,000	248,220
4.30%, 7/15/2047	500,000	376,528

		2,203,623

Capital Markets 1.4%
Ameriprise Financial, Inc.,
5.30%, 3/15/2020	150,000	153,815
Bank of New York Mellon Corp. (The),
2.60%, 8/17/2020	395,000	392,401
3.25%, 9/11/2024	750,000	740,289
Series G, 3.00%, 2/24/2025	205,000	197,943
3.00%, 10/30/2028	500,000	459,222
Brookfield Finance, Inc.,
4.25%, 6/2/2026	500,000	489,823
CME Group, Inc.,
3.00%, 3/15/2025	500,000	486,854
Credit Suisse AG,
4.38%, 8/5/2020	400,000	406,519
3.63%, 9/9/2024	500,000	490,595
Credit Suisse USA, Inc.,
7.13%, 7/15/2032 (a)	55,000	69,179
Deutsche Bank AG,
3.95%, 2/27/2023	750,000	706,178
3.70%, 5/30/2024	470,000	426,939
Franklin Resources, Inc.,
2.80%, 9/15/2022	500,000	489,762
Goldman Sachs Group, Inc. (The),
2.60%, 12/27/2020	1,625,000	1,594,580
2.88%, 2/25/2021 (a)	750,000	737,177
5.25%, 7/27/2021 (a)	500,000	519,047
2.35%, 11/15/2021	500,000	482,106
5.75%, 1/24/2022	500,000	523,517
3.63%, 1/22/2023	750,000	738,199
3.20%, 2/23/2023 (a)	1,000,000	969,964
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	1,000,000	959,990
3.85%, 7/8/2024	385,000	376,363
3.75%, 5/22/2025 (a)	500,000	478,386
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	500,000	464,685
6.45%, 5/1/2036	400,000	445,205
6.75%, 10/1/2037	500,000	564,642
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (a)(d)	500,000	440,003
4.80%, 7/8/2044	500,000	476,164
4.75%, 10/21/2045 (a)	350,000	333,013

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Intercontinental Exchange, Inc.,
4.00%, 10/15/2023	$500,000	$512,995
3.75%, 12/1/2025	160,000	160,677
4.25%, 9/21/2048	250,000	244,715
Jefferies Group LLC,
5.13%, 1/20/2023	250,000	255,617
4.85%, 1/15/2027 (a)	500,000	477,795
Legg Mason, Inc.,
4.75%, 3/15/2026	500,000	510,910
Moody’s Corp.,
4.50%, 9/1/2022	150,000	154,294
Morgan Stanley,
2.65%, 1/27/2020	750,000	744,370
2.80%, 6/16/2020 (a)	455,000	452,045
5.75%, 1/25/2021	300,000	312,795
5.50%, 7/28/2021	250,000	261,996
4.88%, 11/1/2022	500,000	515,246
4.10%, 5/22/2023	650,000	650,939
Series F, 3.88%, 4/29/2024	625,000	622,013
4.00%, 7/23/2025 (a)	215,000	212,108
3.13%, 7/27/2026	500,000	462,317
4.35%, 9/8/2026	500,000	485,902
3.63%, 1/20/2027	750,000	712,798
3.95%, 4/23/2027	1,500,000	1,414,192
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	1,000,000	945,504
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	1,000,000	956,775
7.25%, 4/1/2032 (a)	324,000	407,971
Raymond James Financial, Inc.,
4.95%, 7/15/2046	500,000	480,376
S&P Global, Inc.,
4.40%, 2/15/2026	500,000	515,870
State Street Corp.,
3.70%, 11/20/2023	500,000	505,049
3.30%, 12/16/2024	310,000	307,051
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	500,000	494,636
UBS AG,
2.35%, 3/26/2020	500,000	495,040

		29,884,556

Chemicals 0.4%
Dow Chemical Co. (The),
4.25%, 11/15/2020	324,000	329,761
4.13%, 11/15/2021	650,000	661,436
3.50%, 10/1/2024 (a)	500,000	482,465
9.40%, 5/15/2039	260,000	376,065
Eastman Chemical Co.,
3.60%, 8/15/2022	100,000	100,130
4.65%, 10/15/2044 (a)	350,000	312,943
Ecolab, Inc.,
2.25%, 1/12/2020	265,000	263,280
4.35%, 12/8/2021	122,000	125,342
3.25%, 1/14/2023 (a)	500,000	498,063
Lubrizol Corp. (The),
6.50%, 10/1/2034	147,000	186,575
LyondellBasell Industries NV,
5.00%, 4/15/2019	249,000	249,271

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
LyondellBasell Industries NV, (continued)
6.00%, 11/15/2021	$500,000	$528,510
4.63%, 2/26/2055 (a)	250,000	210,554
Mosaic Co. (The),
3.75%, 11/15/2021	250,000	251,141
4.25%, 11/15/2023	250,000	251,282
4.05%, 11/15/2027 (a)	500,000	474,216
Nutrien Ltd.,
3.15%, 10/1/2022	50,000	48,265
3.00%, 4/1/2025	500,000	462,703
5.88%, 12/1/2036	125,000	134,517
6.13%, 1/15/2041	150,000	164,264
5.25%, 1/15/2045	350,000	350,822
PPG Industries, Inc.,
3.60%, 11/15/2020	500,000	504,257
Praxair, Inc.,
4.05%, 3/15/2021	200,000	204,560
3.00%, 9/1/2021	450,000	450,378
3.20%, 1/30/2026 (a)	500,000	487,972
RPM International, Inc.,
3.45%, 11/15/2022	350,000	346,692
Sherwin-Williams Co. (The),
3.95%, 1/15/2026	1,000,000	977,774
Westlake Chemical Corp.,
4.38%, 11/15/2047 (a)	500,000	419,004

		9,852,242

Commercial Services & Supplies 0.1%
Republic Services, Inc.,
5.25%, 11/15/2021	800,000	846,872
3.20%, 3/15/2025 (a)	500,000	485,132
Waste Management, Inc.,
3.50%, 5/15/2024	500,000	499,472
3.90%, 3/1/2035	130,000	126,177

		1,957,653

Communications Equipment 0.1%
Cisco Systems, Inc.,
3.50%, 6/15/2025	400,000	401,629
5.90%, 2/15/2039	500,000	615,595
Motorola Solutions, Inc.,
4.00%, 9/1/2024	500,000	486,571
7.50%, 5/15/2025	206,000	228,286

		1,732,081

Consumer Finance 0.7%
AerCap Ireland Capital DAC,
4.25%, 7/1/2020 (a)	1,000,000	1,002,379
3.95%, 2/1/2022 (a)	750,000	736,828
3.88%, 1/23/2028 (a)	500,000	436,352
American Express Co.,
3.00%, 10/30/2024	500,000	478,470
3.63%, 12/5/2024 (a)	500,000	488,788
American Express Credit Corp.,
2.20%, 3/3/2020 (a)	1,000,000	989,249
2.38%, 5/26/2020	1,000,000	989,514
Capital One Financial Corp.,
4.75%, 7/15/2021	300,000	307,432
3.20%, 1/30/2023	1,000,000	973,121

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
Capital One Financial Corp., (continued)
3.75%, 4/24/2024	$700,000	$682,716
3.75%, 7/28/2026	500,000	457,970
Caterpillar Financial Services Corp.,
2.85%, 6/1/2022	500,000	493,104
3.30%, 6/9/2024	750,000	745,507
3.25%, 12/1/2024 (a)	500,000	493,980
Discover Financial Services,
4.10%, 2/9/2027	500,000	466,784
Ford Motor Credit Co. LLC,
3.20%, 1/15/2021 (a)	500,000	484,877
3.66%, 9/8/2024	500,000	447,196
4.39%, 1/8/2026	200,000	180,301
General Motors Financial Co., Inc.,
3.15%, 1/15/2020	1,080,000	1,073,464
3.70%, 11/24/2020	500,000	497,978
4.38%, 9/25/2021	500,000	500,968
5.25%, 3/1/2026	1,055,000	1,032,321
HSBC USA, Inc.,
3.50%, 6/23/2024	500,000	492,176
John Deere Capital Corp.,
2.65%, 1/6/2022	140,000	137,322
Synchrony Financial,
4.25%, 8/15/2024	350,000	322,026
4.50%, 7/23/2025	375,000	341,957
Toyota Motor Credit Corp.,
2.15%, 3/12/2020 (a)	500,000	494,209
3.30%, 1/12/2022 (a)	500,000	501,430

		16,248,419

Containers & Packaging 0.1%
International Paper Co.,
3.80%, 1/15/2026	500,000	492,636
6.00%, 11/15/2041	750,000	790,066
Packaging Corp. of America,
4.50%, 11/1/2023	250,000	256,267

		1,538,969

Diversified Consumer Services 0.0%†
Boston University,
Series CC, 4.06%, 10/1/2048	16,000	16,049
George Washington University (The),
Series 2018, 4.13%, 9/15/2048	73,000	73,049
Massachusetts Institute of Technology,
5.60%, 7/1/2111	100,000	127,878
4.68%, 7/1/2114	75,000	82,309
President & Fellows of Harvard College,
3.15%, 7/15/2046	75,000	66,905
3.30%, 7/15/2056	200,000	176,923

		543,113

Diversified Financial Services 0.4%
AXA Equitable Holdings, Inc.,
7.00%, 4/1/2028	133,000	152,038
4.35%, 4/20/2028 (e)	1,000,000	945,008
Bank One Corp.,
8.00%, 4/29/2027	290,000	355,442

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services (continued)
Berkshire Hathaway, Inc.,
3.40%, 1/31/2022 (a)	$500,000	$506,611
4.50%, 2/11/2043	250,000	261,025
Block Financial LLC,
5.50%, 11/1/2022 (a)	250,000	257,059
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	399,000	385,057
3.37%, 11/15/2025	748,000	664,454
4.42%, 11/15/2035	1,483,000	1,242,111
Jefferies Financial Group, Inc.,
5.50%, 10/18/2023	250,000	254,744
National Rural Utilities Cooperative Finance Corp.,
8.00%, 3/1/2032	159,000	218,811
Shell International Finance BV,
2.13%, 5/11/2020	500,000	495,327
2.25%, 11/10/2020 (a)	240,000	237,139
3.40%, 8/12/2023 (a)	1,000,000	1,008,428
2.88%, 5/10/2026 (a)	500,000	479,579
4.13%, 5/11/2035	500,000	496,228
6.38%, 12/15/2038	250,000	315,842
4.55%, 8/12/2043	500,000	519,717
3.75%, 9/12/2046	250,000	231,404
Voya Financial, Inc.,
3.65%, 6/15/2026	250,000	236,334

		9,262,358

Diversified Telecommunication Services 0.9%
AT&T, Inc.,
2.45%, 6/30/2020	500,000	493,493
4.60%, 2/15/2021	250,000	255,701
3.80%, 3/15/2022 (a)	750,000	753,270
3.00%, 6/30/2022	500,000	487,625
4.45%, 4/1/2024	500,000	508,297
3.95%, 1/15/2025	500,000	488,928
3.40%, 5/15/2025 (a)	1,000,000	941,653
4.13%, 2/17/2026 (a)	1,000,000	977,202
4.50%, 5/15/2035	310,000	278,319
5.25%, 3/1/2037	750,000	736,671
5.35%, 9/1/2040	395,000	383,731
5.55%, 8/15/2041	400,000	392,191
5.15%, 3/15/2042	150,000	140,117
4.30%, 12/15/2042	603,000	512,035
4.80%, 6/15/2044	500,000	448,157
4.35%, 6/15/2045	173,000	146,197
4.75%, 5/15/2046	500,000	443,947
5.15%, 11/15/2046	251,000	233,250
4.50%, 3/9/2048	866,000	741,042
British Telecommunications plc,
9.63%, 12/15/2030 (c)	250,000	338,118
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030 (c)	369,000	481,278
Orange SA,
9.00%, 3/1/2031 (c)	407,000	562,343
5.38%, 1/13/2042	250,000	261,932
Telefonica Emisiones SAU,
5.46%, 2/16/2021	250,000	259,087
4.57%, 4/27/2023	700,000	719,016
5.21%, 3/8/2047 (a)	750,000	686,549

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.,
3.38%, 2/15/2025	$996,000	$966,527
4.13%, 3/16/2027 (a)	1,000,000	1,000,772
4.33%, 9/21/2028	783,000	786,218
4.27%, 1/15/2036	500,000	466,937
4.81%, 3/15/2039	1,385,000	1,356,314
6.55%, 9/15/2043	1,300,000	1,533,449
4.52%, 9/15/2048	1,000,000	937,254
5.01%, 4/15/2049	374,000	372,654
5.01%, 8/21/2054	250,000	241,570

		20,331,844

Electric Utilities 1.4%
Alabama Power Co.,
5.70%, 2/15/2033	574,000	666,714
4.15%, 8/15/2044	350,000	342,419
CenterPoint Energy Houston Electric LLC,
4.50%, 4/1/2044	500,000	529,033
Cleveland Electric Illuminating Co. (The),
5.50%, 8/15/2024	400,000	427,542
Commonwealth Edison Co.,
3.65%, 6/15/2046	250,000	226,316
DTE Electric Co.,
4.30%, 7/1/2044	500,000	514,423
3.70%, 3/15/2045	145,000	134,539
Duke Energy Carolinas LLC,
3.90%, 6/15/2021	100,000	101,345
2.95%, 12/1/2026 (a)	500,000	478,677
4.25%, 12/15/2041	300,000	300,771
3.70%, 12/1/2047	500,000	454,140
Duke Energy Corp.,
3.05%, 8/15/2022	350,000	342,994
Duke Energy Florida LLC,
3.20%, 1/15/2027	250,000	241,895
3.40%, 10/1/2046	500,000	430,809
Duke Energy Indiana LLC,
3.75%, 7/15/2020	200,000	202,636
Duke Energy Progress LLC,
4.15%, 12/1/2044	500,000	485,407
4.20%, 8/15/2045	500,000	496,142
Edison International,
4.13%, 3/15/2028	500,000	473,231
Emera US Finance LP,
4.75%, 6/15/2046	350,000	336,523
Entergy Corp.,
5.13%, 9/15/2020	400,000	408,245
4.00%, 7/15/2022	400,000	403,512
Evergy, Inc.,
4.85%, 6/1/2021	100,000	102,597
Eversource Energy,
Series H, 3.15%, 1/15/2025	245,000	236,712
Exelon Corp.,
5.63%, 6/15/2035	836,000	901,832
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	508,000
Series B, 3.90%, 7/15/2027	500,000	484,604

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Florida Power & Light Co.,
3.13%, 12/1/2025	$500,000	$495,379
5.65%, 2/1/2037	450,000	532,151
4.13%, 2/1/2042	250,000	252,089
3.95%, 3/1/2048	500,000	488,321
Georgia Power Co.,
4.30%, 3/15/2042	500,000	460,588
Hydro-Quebec,
Series HY, 8.40%, 1/15/2022	220,000	253,309
Series GF, 8.88%, 3/1/2026	156,000	210,809
Iberdrola International BV,
5.81%, 3/15/2025	118,000	130,832
Indiana Michigan Power Co.,
Series K, 4.55%, 3/15/2046	350,000	352,582
Kansas City Power & Light Co.,
3.65%, 8/15/2025	500,000	497,031
LG&E & KU Energy LLC,
3.75%, 11/15/2020	700,000	702,688
MidAmerican Energy Co.,
5.80%, 10/15/2036	550,000	659,646
4.80%, 9/15/2043	500,000	547,349
Nevada Power Co.,
5.45%, 5/15/2041	150,000	172,727
Northern States Power Co.,
2.15%, 8/15/2022	250,000	240,295
4.00%, 8/15/2045	165,000	160,795
NSTAR Electric Co.,
2.38%, 10/15/2022	500,000	482,181
Oncor Electric Delivery Co. LLC,
4.55%, 12/1/2041	150,000	156,399
5.30%, 6/1/2042	150,000	170,456
Pacific Gas & Electric Co.,
3.50%, 10/1/2020 (a)	300,000	285,865
2.45%, 8/15/2022 (a)	250,000	221,562
3.25%, 6/15/2023 (a)	500,000	442,328
2.95%, 3/1/2026	400,000	328,874
6.25%, 3/1/2039	600,000	563,594
4.30%, 3/15/2045	500,000	395,985
PacifiCorp,
5.25%, 6/15/2035	177,000	197,371
PECO Energy Co.,
1.70%, 9/15/2021	500,000	481,697
2.38%, 9/15/2022	1,000,000	969,268
3.70%, 9/15/2047	250,000	229,092
Pinnacle West Capital Corp.,
2.25%, 11/30/2020	1,000,000	980,255
PPL Capital Funding, Inc.,
3.10%, 5/15/2026	1,000,000	937,310
5.00%, 3/15/2044	250,000	254,833
Progress Energy, Inc.,
4.40%, 1/15/2021 (a)	700,000	713,357
7.75%, 3/1/2031	236,000	313,983
Public Service Co. of Colorado,
3.20%, 11/15/2020 (a)	250,000	251,138
4.30%, 3/15/2044	250,000	254,883
Public Service Electric & Gas Co.,
3.95%, 5/1/2042	400,000	389,891
South Carolina Electric & Gas Co.,
6.05%, 1/15/2038	150,000	176,886
5.10%, 6/1/2065	350,000	359,844

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	$500,000	$482,280
Series C, 3.50%, 10/1/2023	500,000	498,480
6.00%, 1/15/2034	177,000	197,471
Series 05-B, 5.55%, 1/15/2036	436,000	461,511
Southern Co. (The),
2.75%, 6/15/2020	500,000	494,460
3.25%, 7/1/2026	295,000	276,342
Southwestern Electric Power Co.,
Series L, 3.85%, 2/1/2048	750,000	665,914
Union Electric Co.,
3.65%, 4/15/2045	250,000	230,897
Virginia Electric & Power Co.,
3.45%, 9/1/2022	500,000	501,846
Series B, 4.20%, 5/15/2045	200,000	194,011
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	300,000	298,174
5.63%, 5/15/2033	59,000	68,398
Xcel Energy, Inc.,
4.70%, 5/15/2020 (a)	250,000	252,986
3.30%, 6/1/2025	500,000	488,600
6.50%, 7/1/2036	177,000	222,670

		31,278,741

Electrical Equipment 0.1%
ABB Finance USA, Inc.,
4.38%, 5/8/2042	100,000	101,439
Eaton Corp.,
2.75%, 11/2/2022	750,000	729,445
3.10%, 9/15/2027	1,000,000	948,045
Emerson Electric Co.,
6.00%, 8/15/2032	83,000	102,461

		1,881,390

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc.,
4.50%, 3/1/2023	250,000	253,188
Corning, Inc.,
4.25%, 8/15/2020	250,000	254,518
4.38%, 11/15/2057	500,000	419,650
Tyco Electronics Group SA,
3.50%, 2/3/2022	300,000	300,273

		1,227,629

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	500,000	494,224
3.34%, 12/15/2027	285,000	262,227
5.13%, 9/15/2040	200,000	190,559
Halliburton Co.,
3.80%, 11/15/2025	250,000	242,247
6.70%, 9/15/2038	400,000	469,766
5.00%, 11/15/2045 (a)	500,000	490,919
National Oilwell Varco, Inc.,
3.95%, 12/1/2042	600,000	478,843

		2,628,785

Corporate Bonds (continued)

	Principal Amount	Value

Entertainment 0.4%
21st Century Fox America, Inc.,
4.50%, 2/15/2021	$250,000	$256,673
4.00%, 10/1/2023	250,000	256,474
6.55%, 3/15/2033	300,000	379,342
6.20%, 12/15/2034	245,000	297,875
6.65%, 11/15/2037	150,000	197,508
6.15%, 2/15/2041	250,000	310,458
5.40%, 10/1/2043	500,000	577,031
NBCUniversal Media LLC,
5.15%, 4/30/2020	500,000	513,310
4.38%, 4/1/2021	800,000	819,983
2.88%, 1/15/2023	350,000	343,603
5.95%, 4/1/2041	200,000	229,552
Viacom, Inc.,
3.88%, 12/15/2021	600,000	603,592
4.25%, 9/1/2023	100,000	99,610
3.88%, 4/1/2024	500,000	490,437
4.38%, 3/15/2043	459,000	362,410
Walt Disney Co. (The),
3.75%, 6/1/2021 (a)	500,000	509,383
3.15%, 9/17/2025	325,000	317,145
3.00%, 2/13/2026	500,000	481,414
3.00%, 7/30/2046 (a)	150,000	124,031
Warner Media LLC,
3.60%, 7/15/2025	500,000	473,561
3.80%, 2/15/2027	500,000	469,152
5.38%, 10/15/2041	200,000	192,625
4.65%, 6/1/2044	250,000	218,796

		8,523,965

Equity Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc.,
2.75%, 1/15/2020	500,000	496,092
American Tower Corp.,
2.80%, 6/1/2020	500,000	496,158
5.05%, 9/1/2020	500,000	511,981
3.50%, 1/31/2023	250,000	245,693
4.40%, 2/15/2026	40,000	39,969
AvalonBay Communities, Inc.,
3.45%, 6/1/2025	695,000	683,503
Boston Properties LP,
3.80%, 2/1/2024	250,000	249,082
2.75%, 10/1/2026	750,000	677,411
Brixmor Operating Partnership LP,
3.65%, 6/15/2024	500,000	485,561
CC Holdings GS V LLC,
3.85%, 4/15/2023	250,000	247,572
Crown Castle International Corp.,
3.70%, 6/15/2026	60,000	57,675
3.65%, 9/1/2027	750,000	695,281
Digital Realty Trust LP,
5.25%, 3/15/2021	250,000	258,154
ERP Operating LP,
3.00%, 4/15/2023	500,000	491,803
4.50%, 7/1/2044	350,000	352,717
HCP, Inc.,
2.63%, 2/1/2020	500,000	496,438
4.25%, 11/15/2023	500,000	500,763

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hospitality Properties Trust,
5.00%, 8/15/2022	$350,000	$357,504
4.38%, 2/15/2030	500,000	457,775
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	525,000	514,944
Series E, 4.00%, 6/15/2025	375,000	364,143
Kimco Realty Corp.,
3.13%, 6/1/2023	500,000	483,598
4.45%, 9/1/2047	250,000	226,547
Liberty Property LP,
4.40%, 2/15/2024	500,000	513,368
Omega Healthcare Investors, Inc.,
4.50%, 4/1/2027 (a)	550,000	531,127
Prologis LP,
4.25%, 8/15/2023	500,000	516,181
Realty Income Corp.,
3.25%, 10/15/2022	350,000	346,590
Simon Property Group LP,
4.38%, 3/1/2021	500,000	510,575
3.38%, 3/15/2022	500,000	500,704
3.38%, 10/1/2024 (a)	500,000	489,131
4.25%, 11/30/2046 (a)	500,000	481,445
SITE Centers Corp.,
3.63%, 2/1/2025	500,000	477,425
Ventas Realty LP,
3.13%, 6/15/2023	500,000	487,399
4.00%, 3/1/2028 (a)	250,000	242,291
Welltower, Inc.,
5.25%, 1/15/2022	400,000	415,823
4.25%, 4/1/2026	500,000	499,110
Weyerhaeuser Co.,
7.38%, 3/15/2032	500,000	611,418

		16,012,951

Food & Staples Retailing 0.3%
Costco Wholesale Corp.,
2.25%, 2/15/2022	170,000	166,158
Kroger Co. (The),
4.00%, 2/1/2024	500,000	504,231
7.50%, 4/1/2031	257,000	316,553
5.40%, 7/15/2040	200,000	203,212
Sysco Corp.,
3.75%, 10/1/2025	145,000	141,392
3.30%, 7/15/2026	255,000	242,673
4.85%, 10/1/2045	150,000	153,050
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	55,000	51,748
4.50%, 11/18/2034	805,000	772,046
Walmart, Inc.,
3.63%, 7/8/2020	500,000	505,034
3.25%, 10/25/2020	500,000	504,880
2.55%, 4/11/2023 (a)	750,000	731,200
3.30%, 4/22/2024 (a)	725,000	727,131
2.65%, 12/15/2024	1,000,000	971,365
7.55%, 2/15/2030	118,000	159,959
3.63%, 12/15/2047	500,000	460,303
4.05%, 6/29/2048	500,000	497,509

		7,108,444

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 0.4%
Archer-Daniels-Midland Co.,
4.02%, 4/16/2043	$345,000	$325,211
Campbell Soup Co.,
4.25%, 4/15/2021	100,000	101,497
4.15%, 3/15/2028 (a)	750,000	698,243
Conagra Brands, Inc.,
3.25%, 9/15/2022	250,000	244,458
7.00%, 10/1/2028	221,000	250,789
General Mills, Inc.,
3.15%, 12/15/2021	750,000	743,967
4.20%, 4/17/2028 (a)	500,000	489,958
JM Smucker Co. (The),
3.50%, 10/15/2021	200,000	200,340
4.25%, 3/15/2035	400,000	365,594
Kellogg Co.,
4.00%, 12/15/2020	250,000	253,588
3.25%, 4/1/2026 (a)	125,000	117,404
4.50%, 4/1/2046	250,000	231,910
Kraft Heinz Foods Co.,
2.80%, 7/2/2020 (a)	500,000	496,366
3.95%, 7/15/2025	500,000	483,877
3.00%, 6/1/2026 (a)	1,115,000	994,672
6.88%, 1/26/2039	200,000	223,147
5.00%, 6/4/2042	350,000	312,996
5.20%, 7/15/2045	350,000	319,824
Mead Johnson Nutrition Co.,
4.60%, 6/1/2044	350,000	359,165
Tyson Foods, Inc.,
2.25%, 8/23/2021	750,000	726,303
4.50%, 6/15/2022	200,000	204,278
3.95%, 8/15/2024	500,000	497,100
3.55%, 6/2/2027	500,000	465,972
Unilever Capital Corp.,
2.00%, 7/28/2026	500,000	450,768
5.90%, 11/15/2032	206,000	251,756

		9,809,183

Gas Utilities 0.1%
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	305,000	311,130
Dominion Energy Gas Holdings LLC,
2.80%, 11/15/2020	340,000	334,954
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	243,927
ONE Gas, Inc.,
4.66%, 2/1/2044	500,000	530,562

		1,420,573

Health Care Equipment & Supplies 0.5%
Abbott Laboratories,
2.55%, 3/15/2022	215,000	209,454
3.88%, 9/15/2025	90,000	91,133
3.75%, 11/30/2026	848,000	837,482
5.30%, 5/27/2040 (a)	500,000	551,339
4.90%, 11/30/2046	250,000	262,431
Baxter International, Inc.,
2.60%, 8/15/2026 (a)	460,000	419,907

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.,
3.13%, 11/8/2021	$350,000	$345,190
3.30%, 3/1/2023	100,000	98,247
3.73%, 12/15/2024	1,070,000	1,033,615
3.70%, 6/6/2027	500,000	472,919
Boston Scientific Corp.,
6.00%, 1/15/2020	200,000	205,053
2.85%, 5/15/2020	500,000	496,742
3.85%, 5/15/2025	500,000	491,878
Danaher Corp.,
3.35%, 9/15/2025 (a)	250,000	245,923
Koninklijke Philips NV,
5.00%, 3/15/2042	250,000	269,175
Medtronic, Inc.,
3.15%, 3/15/2022 (a)	770,000	767,874
3.63%, 3/15/2024	275,000	277,637
4.38%, 3/15/2035	1,100,000	1,126,224
4.63%, 3/15/2045	750,000	786,331
Stryker Corp.,
3.38%, 11/1/2025	160,000	154,684
3.50%, 3/15/2026	70,000	67,312
4.63%, 3/15/2046	500,000	502,254
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	200,000	197,795
4.25%, 8/15/2035	96,000	86,484

		9,997,083

Health Care Providers & Services 1.1%
Advocate Health & Hospitals Corp.,
4.27%, 8/15/2048	57,000	56,970
Aetna, Inc.,
2.80%, 6/15/2023	1,000,000	951,008
3.50%, 11/15/2024	500,000	483,428
6.63%, 6/15/2036	250,000	293,206
AmerisourceBergen Corp.,
3.50%, 11/15/2021 (a)	250,000	250,768
4.30%, 12/15/2047	500,000	427,741
Anthem, Inc.,
3.70%, 8/15/2021	100,000	100,672
4.10%, 3/1/2028 (a)	750,000	735,102
4.63%, 5/15/2042	250,000	240,976
5.10%, 1/15/2044	300,000	304,419
4.65%, 8/15/2044 (a)	250,000	240,423
Cardinal Health, Inc.,
3.20%, 6/15/2022	300,000	294,154
3.75%, 9/15/2025	340,000	329,451
3.41%, 6/15/2027	500,000	452,968
Cigna Corp.,
4.90%, 12/15/2048 (e)	750,000	733,798
Cigna Holding Co.,
4.50%, 3/15/2021	300,000	306,535
3.25%, 4/15/2025	500,000	475,177
3.05%, 10/15/2027	750,000	686,050
CVS Health Corp.,
3.35%, 3/9/2021	1,000,000	997,145
3.70%, 3/9/2023	750,000	741,971
3.38%, 8/12/2024	1,000,000	969,817
4.10%, 3/25/2025	500,000	495,011
4.30%, 3/25/2028	1,000,000	977,609

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
CVS Health Corp., (continued)
4.88%, 7/20/2035	$500,000	$483,226
4.78%, 3/25/2038	500,000	479,128
5.13%, 7/20/2045	500,000	486,705
5.05%, 3/25/2048	1,000,000	972,610
Duke University Health System, Inc.,
Series 2017, 3.92%, 6/1/2047	345,000	336,756
Express Scripts Holding Co.,
3.90%, 2/15/2022	150,000	150,691
3.00%, 7/15/2023	500,000	481,239
3.50%, 6/15/2024	500,000	485,559
4.80%, 7/15/2046 (a)	250,000	239,668
Humana, Inc.,
3.15%, 12/1/2022	1,000,000	979,640
Johns Hopkins Health System Corp. (The),
3.84%, 5/15/2046	20,000	19,314
Kaiser Foundation Hospitals,
4.88%, 4/1/2042	250,000	280,337
Laboratory Corp. of America Holdings,
2.63%, 2/1/2020	500,000	496,525
3.75%, 8/23/2022	350,000	351,950
McKesson Corp.,
3.95%, 2/16/2028	250,000	239,793
Medco Health Solutions, Inc.,
4.13%, 9/15/2020	300,000	303,235
Mount Sinai Hospitals Group, Inc.,
Series 2017, 3.98%, 7/1/2048	33,000	30,868
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	35,000	33,263
Partners Healthcare System, Inc.,
Series 2017, 3.77%, 7/1/2048	43,000	39,098
Providence St Joseph Health Obligated Group,
Series A, 3.93%, 10/1/2048	38,000	36,196
Quest Diagnostics, Inc.,
4.70%, 4/1/2021	500,000	513,931
3.50%, 3/30/2025	370,000	360,809
Stanford Health Care,
Series 2018, 3.80%, 11/15/2048	30,000	28,709
Sutter Health,
Series 2018, 3.70%, 8/15/2028	40,000	40,110
Series 2018, 4.09%, 8/15/2048	50,000	47,746
UnitedHealth Group, Inc.,
2.70%, 7/15/2020	1,500,000	1,494,639
3.38%, 4/15/2027	500,000	489,048
2.95%, 10/15/2027	500,000	472,371
4.63%, 7/15/2035	105,000	111,299
5.80%, 3/15/2036	708,000	835,717
3.95%, 10/15/2042	250,000	238,321
4.75%, 7/15/2045	250,000	264,500
Willis-Knighton Medical Center,
Series 2018, 4.81%, 9/1/2048	41,000	42,535

		23,409,935

Hotels, Restaurants & Leisure 0.2%
Carnival Corp.,
3.95%, 10/15/2020	500,000	506,447
Hyatt Hotels Corp.,
5.38%, 8/15/2021	150,000	155,955

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.,
2.20%, 5/26/2020 (a)	$750,000	$741,627
3.70%, 1/30/2026	250,000	245,073
3.80%, 4/1/2028	500,000	490,889
4.70%, 12/9/2035	400,000	401,764
4.88%, 7/15/2040	250,000	256,080
4.88%, 12/9/2045	250,000	251,661
Starbucks Corp.,
3.50%, 3/1/2028 (a)	750,000	716,523

		3,766,019

Household Durables 0.0%†
Newell Brands, Inc.,
4.20%, 4/1/2026 (a)	600,000	586,391
Whirlpool Corp.,
3.70%, 5/1/2025	500,000	484,193

		1,070,584

Household Products 0.2%
Clorox Co. (The),
3.80%, 11/15/2021	500,000	510,122
Colgate-Palmolive Co.,
2.45%, 11/15/2021 (a)	150,000	146,996
Kimberly-Clark Corp.,
2.40%, 6/1/2023 (a)	500,000	484,677
2.65%, 3/1/2025	105,000	100,903
6.63%, 8/1/2037	130,000	171,344
3.20%, 7/30/2046	415,000	361,463
Procter & Gamble Co. (The),
1.90%, 10/23/2020	500,000	492,739
2.15%, 8/11/2022	1,000,000	971,342
2.85%, 8/11/2027 (a)	500,000	478,801
3.50%, 10/25/2047 (a)	250,000	234,208

		3,952,595

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
2.95%, 1/15/2020	500,000	497,593
Oglethorpe Power Corp.,
5.25%, 9/1/2050	200,000	207,328
PSEG Power LLC,
5.13%, 4/15/2020	250,000	256,609
Southern Power Co.,
Series E, 2.50%, 12/15/2021	500,000	485,605

		1,447,135

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 8/7/2025	400,000	391,603
5.70%, 3/15/2037	415,000	505,762
General Electric Co.,
2.20%, 1/9/2020 (a)	1,144,000	1,127,341
5.30%, 2/11/2021 (a)	101,000	101,125
4.65%, 10/17/2021 (a)	1,086,000	1,089,257
2.70%, 10/9/2022	500,000	463,963
3.10%, 1/9/2023	144,000	134,368
3.38%, 3/11/2024	500,000	467,057
3.45%, 5/15/2024	144,000	135,262
6.75%, 3/15/2032 (a)	323,000	336,654

Corporate Bonds (continued)

	Principal Amount	Value

Industrial Conglomerates (continued)
General Electric Co., (continued)
6.15%, 8/7/2037	$201,000	$196,064
5.88%, 1/14/2038	144,000	137,677
4.13%, 10/9/2042	600,000	468,805
Honeywell International, Inc.,
4.25%, 3/1/2021	500,000	514,090
2.50%, 11/1/2026 (a)	500,000	467,661

		6,536,689

Insurance 0.7%
Alleghany Corp.,
4.95%, 6/27/2022	400,000	418,283
Allstate Corp. (The),
4.50%, 6/15/2043	250,000	254,838
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (d)	195,000	202,800
American International Group, Inc.,
3.30%, 3/1/2021	135,000	134,542
3.90%, 4/1/2026	475,000	456,982
3.88%, 1/15/2035	500,000	429,434
4.80%, 7/10/2045	150,000	139,927
4.38%, 1/15/2055	250,000	207,541
Aon Corp.,
5.00%, 9/30/2020 (a)	500,000	514,586
Aon plc,
3.88%, 12/15/2025	195,000	192,428
4.60%, 6/14/2044	250,000	238,378
Arch Capital Finance LLC,
5.03%, 12/15/2046	250,000	261,060
Berkshire Hathaway Finance Corp.,
4.30%, 5/15/2043	250,000	253,905
Brighthouse Financial, Inc.,
3.70%, 6/22/2027	500,000	422,486
Chubb Corp. (The),
6.00%, 5/11/2037	165,000	199,822
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	500,000	488,601
3.35%, 5/3/2026	90,000	88,040
4.35%, 11/3/2045 (a)	500,000	514,748
CNA Financial Corp.,
5.75%, 8/15/2021	500,000	527,670
Hartford Financial Services Group, Inc. (The),
5.13%, 4/15/2022	100,000	104,827
6.10%, 10/1/2041 (a)	309,000	356,033
Lincoln National Corp.,
4.85%, 6/24/2021	100,000	103,235
6.15%, 4/7/2036	440,000	507,776
Loews Corp.,
4.13%, 5/15/2043	400,000	365,511
Manulife Financial Corp., (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	500,000	471,506
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	600,000	618,344
4.20%, 3/1/2048 (a)	500,000	454,124
MetLife, Inc.,
3.60%, 11/13/2025 (a)	500,000	493,449
5.70%, 6/15/2035	159,000	179,116
6.40%, 12/15/2036 (a)	500,000	507,930

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
MetLife, Inc., (continued)
4.88%, 11/13/2043	$250,000	$260,859
4.60%, 5/13/2046	165,000	164,828
Nationwide Financial Services, Inc.,
6.75%, 5/15/2037 (a)(f)	105,000	106,050
Principal Financial Group, Inc.,
3.40%, 5/15/2025	500,000	486,189
Progressive Corp. (The),
3.75%, 8/23/2021	200,000	202,620
6.25%, 12/1/2032	162,000	200,963
3.70%, 1/26/2045 (a)	250,000	228,856
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (d)	250,000	244,833
4.60%, 5/15/2044	250,000	250,308
3.91%, 12/7/2047 (a)	186,000	166,206
3.94%, 12/7/2049 (a)	605,000	540,857
Reinsurance Group of America, Inc.,
5.00%, 6/1/2021	100,000	103,822
Travelers Cos., Inc. (The),
5.35%, 11/1/2040	250,000	286,158
Travelers Property Casualty Corp.,
6.38%, 3/15/2033	192,000	242,064
Willis Towers Watson plc,
5.75%, 3/15/2021	100,000	104,581
XLIT Ltd.,
4.45%, 3/31/2025 (a)	750,000	745,329

		14,442,445

Interactive Media & Services 0.0%†
Alphabet, Inc.,
3.38%, 2/25/2024	750,000	761,114

Internet & Direct Marketing Retail 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	275,000	272,116
3.40%, 12/6/2027	500,000	462,329
4.50%, 11/28/2034 (a)	500,000	487,546
4.20%, 12/6/2047 (a)	500,000	443,327
Amazon.com, Inc.,
3.30%, 12/5/2021	500,000	506,123
2.80%, 8/22/2024	250,000	242,989
3.15%, 8/22/2027	500,000	482,741
4.80%, 12/5/2034	500,000	535,570
3.88%, 8/22/2037	350,000	338,014
4.05%, 8/22/2047	500,000	488,550
4.25%, 8/22/2057	250,000	242,910
eBay, Inc.,
3.25%, 10/15/2020 (a)	200,000	199,815
3.80%, 3/9/2022 (a)	285,000	286,188
Expedia Group, Inc.,
5.95%, 8/15/2020	100,000	103,319
QVC, Inc.,
4.38%, 3/15/2023	350,000	335,836

		5,427,373

IT Services 0.3%
Broadridge Financial Solutions, Inc.,
3.40%, 6/27/2026	215,000	204,554

Corporate Bonds (continued)

	Principal Amount	Value

IT Services (continued)
Fidelity National Information Services, Inc.,
3.50%, 4/15/2023	$150,000	$148,275
5.00%, 10/15/2025	350,000	364,078
3.00%, 8/15/2026	750,000	689,975
Fiserv, Inc.,
2.70%, 6/1/2020	750,000	744,425
4.75%, 6/15/2021	200,000	206,000
International Business Machines Corp.,
1.63%, 5/15/2020 (a)	500,000	490,124
2.90%, 11/1/2021	200,000	197,293
5.88%, 11/29/2032	433,000	504,190
4.00%, 6/20/2042 (a)	600,000	539,083
Mastercard, Inc.,
3.80%, 11/21/2046	250,000	241,464
Visa, Inc.,
2.20%, 12/14/2020	500,000	494,568
2.80%, 12/14/2022	250,000	246,864
3.15%, 12/14/2025	135,000	132,663
4.30%, 12/14/2045	750,000	775,112
Western Union Co. (The),
6.20%, 11/17/2036	300,000	289,769

		6,268,437

Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.,
3.88%, 7/15/2023	250,000	252,382
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/2020	150,000	153,805
PerkinElmer, Inc.,
5.00%, 11/15/2021 (a)	150,000	154,762
Thermo Fisher Scientific, Inc.,
3.60%, 8/15/2021	250,000	250,736
4.15%, 2/1/2024	1,000,000	1,012,976

		1,824,661

Machinery 0.2%
Caterpillar, Inc.,
3.90%, 5/27/2021	500,000	509,050
2.60%, 6/26/2022 (a)	350,000	341,259
6.05%, 8/15/2036	177,000	212,990
Deere & Co.,
8.10%, 5/15/2030	500,000	679,161
3.90%, 6/9/2042 (a)	250,000	242,357
Dover Corp.,
5.38%, 3/1/2041	100,000	108,420
Flowserve Corp.,
3.50%, 9/15/2022	100,000	97,980
IDEX Corp.,
4.20%, 12/15/2021	300,000	304,399
Illinois Tool Works, Inc.,
4.88%, 9/15/2041	200,000	217,835
Parker-Hannifin Corp.,
4.20%, 11/21/2034	500,000	494,599
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	500,000	491,046

		3,699,096

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media 0.7%
CBS Corp.,
5.50%, 5/15/2033	$118,000	$123,961
4.85%, 7/1/2042	100,000	91,771
4.60%, 1/15/2045 (a)	500,000	444,154
Charter Communications Operating LLC,
3.58%, 7/23/2020	1,000,000	998,922
4.46%, 7/23/2022	1,000,000	1,009,606
4.91%, 7/23/2025	1,410,000	1,402,047
6.38%, 10/23/2035	500,000	513,223
6.48%, 10/23/2045	250,000	256,985
5.38%, 5/1/2047	250,000	226,542
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/2022	118,000	143,363
Comcast Corp.,
2.85%, 1/15/2023	500,000	490,281
3.60%, 3/1/2024	500,000	501,199
3.15%, 2/15/2028	500,000	469,591
4.25%, 1/15/2033	250,000	248,294
7.05%, 3/15/2033 (a)	295,000	366,483
4.40%, 8/15/2035	500,000	483,698
6.50%, 11/15/2035	100,000	119,701
3.90%, 3/1/2038	250,000	231,426
3.40%, 7/15/2046	250,000	207,144
3.97%, 11/1/2047	743,000	664,133
4.00%, 11/1/2049	863,000	773,300
Discovery Communications LLC,
2.80%, 6/15/2020 (e)	500,000	494,699
3.30%, 5/15/2022	350,000	343,109
3.45%, 3/15/2025 (a)	270,000	252,323
4.90%, 3/11/2026 (a)	115,000	115,848
3.95%, 3/20/2028	500,000	463,619
5.00%, 9/20/2037	250,000	231,893
4.88%, 4/1/2043	200,000	176,955
Grupo Televisa SAB,
6.63%, 1/15/2040 (a)	250,000	267,857
5.00%, 5/13/2045	250,000	218,316
Omnicom Group, Inc.,
4.45%, 8/15/2020	150,000	152,561
3.63%, 5/1/2022	50,000	49,308
Time Warner Cable LLC,
6.75%, 6/15/2039	900,000	914,513
5.88%, 11/15/2040	250,000	238,764
WPP Finance 2010,
4.75%, 11/21/2021	400,000	407,357
3.75%, 9/19/2024 (a)	550,000	513,992

		14,606,938

Metals & Mining 0.2%
Barrick Gold Corp.,
5.25%, 4/1/2042	150,000	149,994
Barrick North America Finance LLC,
5.75%, 5/1/2043	250,000	262,586
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	80,000	92,911
5.00%, 9/30/2043	500,000	546,245
Newmont Mining Corp.,
5.88%, 4/1/2035	236,000	254,008
4.88%, 3/15/2042	150,000	141,837

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Nucor Corp.,
4.00%, 8/1/2023	$500,000	$507,674
Reliance Steel & Aluminum Co.,
4.50%, 4/15/2023	250,000	252,823
Rio Tinto Alcan, Inc.,
5.75%, 6/1/2035	206,000	236,641
Rio Tinto Finance USA plc,
4.13%, 8/21/2042 (a)	250,000	240,976
Southern Copper Corp.,
3.88%, 4/23/2025 (a)	750,000	723,588
6.75%, 4/16/2040	250,000	276,052
5.88%, 4/23/2045 (a)	230,000	234,980
Vale Overseas Ltd.,
4.38%, 1/11/2022	238,000	242,165
6.88%, 11/21/2036	944,000	1,079,464

		5,241,944

Multiline Retail 0.1%
Dollar General Corp.,
3.25%, 4/15/2023	250,000	244,268
Nordstrom, Inc.,
4.00%, 10/15/2021	500,000	503,402
5.00%, 1/15/2044(a)	250,000	215,493
Target Corp.,
2.50%, 4/15/2026 (a)	1,500,000	1,400,406
4.00%, 7/1/2042 (a)	350,000	330,067

		2,693,636

Multi-Utilities 0.4%
Ameren Illinois Co.,
2.70%, 9/1/2022	450,000	441,914
Berkshire Hathaway Energy Co.,
5.15%, 11/15/2043	500,000	533,604
CMS Energy Corp.,
4.70%, 3/31/2043	300,000	303,954
Consolidated Edison Co. of New York, Inc.,
3.95%, 3/1/2043	500,000	468,421
4.50%, 12/1/2045	500,000	504,296
Delmarva Power & Light Co.,
3.50%, 11/15/2023	1,000,000	1,005,398
Dominion Energy, Inc.,
Series E, 6.30%, 3/15/2033	10,000	11,799
Series B, 5.95%, 6/15/2035	251,000	280,179
Series C, 4.90%, 8/1/2041	700,000	694,816
NiSource, Inc.,
5.95%, 6/15/2041	450,000	498,622
4.80%, 2/15/2044	250,000	242,040
Puget Energy, Inc.,
3.65%, 5/15/2025	250,000	244,390
Puget Sound Energy, Inc.,
5.64%, 4/15/2041	500,000	586,000
San Diego Gas & Electric Co.,
4.15%, 5/15/2048	1,000,000	971,146
Sempra Energy,
4.05%, 12/1/2023	150,000	151,105
6.00%, 10/15/2039	220,000	244,587
Southern Co. Gas Capital Corp.,
4.40%, 6/1/2043	250,000	237,210

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.,
3.55%, 6/15/2025	$500,000	$494,856

		7,914,337

Oil, Gas & Consumable Fuels 2.6%
Anadarko Finance Co.,
Series B, 7.50%, 5/1/2031	298,000	352,399
Anadarko Petroleum Corp.,
5.55%, 3/15/2026	500,000	523,669
6.45%, 9/15/2036 (a)	281,000	303,479
Andeavor Logistics LP,
4.25%, 12/1/2027	750,000	708,004
Apache Corp.,
3.63%, 2/1/2021	307,000	306,475
5.10%, 9/1/2040	100,000	90,574
4.75%, 4/15/2043	500,000	428,880
BP Capital Markets America, Inc.,
4.50%, 10/1/2020	200,000	204,772
BP Capital Markets plc,
2.32%, 2/13/2020	500,000	495,727
3.56%, 11/1/2021	250,000	252,158
3.06%, 3/17/2022	420,000	416,178
3.54%, 11/4/2024	250,000	247,678
3.72%, 11/28/2028 (a)	500,000	492,281
Buckeye Partners LP,
4.88%, 2/1/2021	250,000	252,778
4.15%, 7/1/2023	250,000	243,174
Canadian Natural Resources Ltd.,
3.90%, 2/1/2025	500,000	485,505
6.25%, 3/15/2038	340,000	369,794
Cenovus Energy, Inc.,
4.25%, 4/15/2027	1,000,000	910,822
5.25%, 6/15/2037	250,000	220,248
Chevron Corp.,
1.96%, 3/3/2020	1,000,000	989,960
2.95%, 5/16/2026	500,000	481,338
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/2023	750,000	723,877
CNOOC Finance 2015 USA LLC,
3.50%, 5/5/2025	500,000	484,264
Columbia Pipeline Group, Inc.,
3.30%, 6/1/2020	500,000	498,280
Concho Resources, Inc.,
3.75%, 10/1/2027	500,000	470,682
ConocoPhillips,
5.90%, 10/15/2032	177,000	208,349
6.50%, 2/1/2039	400,000	495,036
ConocoPhillips Co.,
4.30%, 11/15/2044	155,000	152,462
ConocoPhillips Holding Co.,
6.95%, 4/15/2029	250,000	309,127
Devon Energy Corp.,
3.25%, 5/15/2022 (a)	500,000	487,225
4.75%, 5/15/2042	500,000	432,434
Ecopetrol SA,
5.88%, 5/28/2045 (a)	600,000	566,532
El Paso Natural Gas Co. LLC,
8.38%, 6/15/2032 (c)	250,000	301,805
Enable Midstream Partners LP,
5.00%, 5/15/2044 (c)	350,000	287,664

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge Energy Partners LP,
4.20%, 9/15/2021 (a)	$700,000	$709,502
5.88%, 10/15/2025	250,000	270,859
Enbridge, Inc.,
4.25%, 12/1/2026	500,000	494,412
3.70%, 7/15/2027 (a)	500,000	473,572
Encana Corp.,
6.50%, 2/1/2038	500,000	542,096
Energy Transfer Operating LP,
4.65%, 6/1/2021	200,000	203,479
5.20%, 2/1/2022	500,000	513,480
3.60%, 2/1/2023	500,000	481,713
4.90%, 2/1/2024 (a)	250,000	253,021
4.75%, 1/15/2026	250,000	242,915
6.05%, 6/1/2041	75,000	71,666
5.30%, 4/15/2047	500,000	440,688
Energy Transfer Partners LP,
5.88%, 3/1/2022	500,000	520,237
Enterprise Products Operating LLC,
4.05%, 2/15/2022 (a)	250,000	253,847
3.90%, 2/15/2024	750,000	756,356
6.13%, 10/15/2039	285,000	321,583
6.45%, 9/1/2040	250,000	293,408
4.45%, 2/15/2043	500,000	453,725
4.85%, 3/15/2044	200,000	193,926
4.25%, 2/15/2048	250,000	221,595
EOG Resources, Inc.,
2.45%, 4/1/2020	500,000	495,155
4.10%, 2/1/2021	400,000	405,821
EQT Corp.,
4.88%, 11/15/2021	250,000	254,779
Equinor ASA,
3.70%, 3/1/2024	500,000	509,324
3.25%, 11/10/2024	500,000	497,907
3.95%, 5/15/2043	400,000	381,727
Exxon Mobil Corp.,
1.91%, 3/6/2020 (a)	500,000	495,505
3.18%, 3/15/2024	500,000	500,684
2.71%, 3/6/2025	500,000	484,177
3.04%, 3/1/2026	235,000	229,258
4.11%, 3/1/2046	750,000	761,363
Hess Corp.,
4.30%, 4/1/2027 (a)	500,000	458,167
7.30%, 8/15/2031	164,000	177,455
5.60%, 2/15/2041	250,000	219,983
Husky Energy, Inc.,
3.95%, 4/15/2022	600,000	603,121
Kinder Morgan Energy Partners LP,
3.50%, 3/1/2021	625,000	623,078
5.80%, 3/1/2021	200,000	208,747
4.25%, 9/1/2024 (a)	250,000	248,502
5.80%, 3/15/2035 (a)	206,000	210,599
6.38%, 3/1/2041	250,000	265,328
5.00%, 8/15/2042	350,000	320,289
Kinder Morgan, Inc.,
4.30%, 6/1/2025	160,000	158,737
5.30%, 12/1/2034	900,000	882,145
5.05%, 2/15/2046	250,000	228,284

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners LP,
4.25%, 9/15/2046	$500,000	$454,940
Marathon Oil Corp.,
2.80%, 11/1/2022	250,000	234,808
3.85%, 6/1/2025	500,000	469,057
6.80%, 3/15/2032 (a)	118,000	129,283
Marathon Petroleum Corp.,
5.13%, 3/1/2021	600,000	617,319
3.63%, 9/15/2024	250,000	243,261
6.50%, 3/1/2041	250,000	269,685
MPLX LP,
4.50%, 7/15/2023	500,000	505,006
4.88%, 12/1/2024	250,000	254,483
4.88%, 6/1/2025	250,000	252,290
4.00%, 3/15/2028	500,000	468,625
4.50%, 4/15/2038	250,000	218,337
4.70%, 4/15/2048	250,000	217,126
Nexen Energy ULC,
5.88%, 3/10/2035 (a)	133,000	152,507
6.40%, 5/15/2037	350,000	425,982
Noble Energy, Inc.,
4.15%, 12/15/2021	600,000	602,818
3.85%, 1/15/2028	250,000	226,031
5.25%, 11/15/2043	150,000	133,145
4.95%, 8/15/2047	250,000	216,300
Occidental Petroleum Corp.,
3.13%, 2/15/2022	350,000	348,036
2.70%, 2/15/2023 (a)	200,000	193,846
3.40%, 4/15/2026	775,000	758,254
3.00%, 2/15/2027 (a)	250,000	237,280
ONEOK Partners LP,
3.38%, 10/1/2022	500,000	490,929
4.90%, 3/15/2025 (a)	500,000	506,578
6.13%, 2/1/2041	100,000	103,030
ONEOK, Inc.,
4.00%, 7/13/2027	500,000	476,915
Petro-Canada,
5.95%, 5/15/2035	271,000	303,927
Petroleos Mexicanos,
5.50%, 1/21/2021	275,000	273,892
4.88%, 1/24/2022	250,000	243,375
3.50%, 1/30/2023	500,000	452,500
4.50%, 1/23/2026	1,250,000	1,077,500
6.50%, 3/13/2027	750,000	705,000
6.63%, 6/15/2035	1,074,000	937,602
6.38%, 1/23/2045	500,000	402,500
5.63%, 1/23/2046 (a)	500,000	378,445
6.35%, 2/12/2048	500,000	400,000
Phillips 66,
4.65%, 11/15/2034	500,000	487,006
5.88%, 5/1/2042	382,000	417,033
Phillips 66 Partners LP,
3.61%, 2/15/2025	500,000	480,368
Pioneer Natural Resources Co.,
3.95%, 7/15/2022 (a)	450,000	451,336
Plains All American Pipeline LP,
4.65%, 10/15/2025	500,000	491,721
5.15%, 6/1/2042 (a)	450,000	404,587
Sabine Pass Liquefaction LLC,
5.00%, 3/15/2027	1,000,000	1,003,340

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Spectra Energy Partners LP,
3.50%, 3/15/2025 (a)	$500,000	$477,307
Suncor Energy, Inc.,
3.60%, 12/1/2024	235,000	229,854
6.50%, 6/15/2038	500,000	575,862
Sunoco Logistics Partners Operations LP,
3.45%, 1/15/2023	250,000	241,753
5.35%, 5/15/2045	500,000	442,568
Total Capital Canada Ltd.,
2.75%, 7/15/2023	750,000	733,482
Total Capital International SA,
2.88%, 2/17/2022	500,000	494,056
TransCanada PipeLines Ltd.,
3.80%, 10/1/2020	250,000	251,607
4.88%, 1/15/2026	285,000	294,983
4.63%, 3/1/2034	250,000	238,971
5.85%, 3/15/2036 (a)	750,000	797,495
Valero Energy Corp.,
7.50%, 4/15/2032	118,000	145,534
6.63%, 6/15/2037	455,000	498,515
Western Gas Partners LP,
4.65%, 7/1/2026	500,000	483,532
Williams Cos., Inc. (The),
5.25%, 3/15/2020	500,000	509,941
4.00%, 9/15/2025	500,000	482,781
6.30%, 4/15/2040	150,000	159,567
5.80%, 11/15/2043	250,000	251,145
4.90%, 1/15/2045	350,000	317,334

		57,268,135

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	250,000	365,660

Pharmaceuticals 0.9%
Allergan Finance LLC,
3.25%, 10/1/2022	200,000	195,544
Allergan Funding SCS,
3.00%, 3/12/2020 (a)	750,000	747,249
3.45%, 3/15/2022	1,060,000	1,043,085
3.85%, 6/15/2024	325,000	320,546
3.80%, 3/15/2025	250,000	244,056
4.55%, 3/15/2035	195,000	184,976
4.75%, 3/15/2045 (a)	168,000	159,479
AstraZeneca plc,
3.38%, 11/16/2025	1,000,000	966,314
6.45%, 9/15/2037	200,000	238,525
4.00%, 9/18/2042	250,000	222,756
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022	700,000	672,792
3.25%, 8/1/2042 (a)	250,000	217,360
Eli Lilly & Co.,
2.75%, 6/1/2025	95,000	91,505
3.70%, 3/1/2045	500,000	469,583
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	246,968
GlaxoSmithKline Capital, Inc.,
5.38%, 4/15/2034	201,000	230,048
4.20%, 3/18/2043 (a)	300,000	301,020

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Johnson & Johnson,
2.95%, 9/1/2020 (a)	$200,000	$200,499
2.45%, 12/5/2021	500,000	492,288
2.45%, 3/1/2026	650,000	610,490
4.95%, 5/15/2033	663,000	746,366
3.63%, 3/3/2037 (a)	1,000,000	961,902
Merck & Co., Inc.,
2.75%, 2/10/2025	220,000	212,825
3.60%, 9/15/2042	250,000	236,144
4.15%, 5/18/2043	500,000	507,639
Mylan NV,
3.95%, 6/15/2026	1,000,000	911,413
Novartis Capital Corp.,
1.80%, 2/14/2020 (a)	250,000	247,201
2.40%, 5/17/2022 (a)	500,000	487,645
2.40%, 9/21/2022	500,000	488,400
3.40%, 5/6/2024	1,000,000	1,005,701
3.00%, 11/20/2025	500,000	484,343
Pfizer, Inc.,
2.20%, 12/15/2021	1,000,000	983,054
3.40%, 5/15/2024 (a)	1,000,000	1,007,028
3.00%, 12/15/2026 (a)	500,000	482,770
7.20%, 3/15/2039	525,000	724,975
Pharmacia LLC,
6.60%, 12/1/2028 (c)	177,000	216,620
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	1,125,000	1,018,037
Wyeth LLC,
6.50%, 2/1/2034	206,000	262,043
Zoetis, Inc.,
3.25%, 2/1/2023	600,000	590,936
4.50%, 11/13/2025	230,000	236,058

		19,666,183

Professional Services 0.0%†
Thomson Reuters Corp.,
4.30%, 11/23/2023	500,000	509,454
3.35%, 5/15/2026	280,000	259,797
Verisk Analytics, Inc.,
4.00%, 6/15/2025	250,000	250,983

		1,020,234

Real Estate Management & Development 0.0%†
CBRE Services, Inc.,
4.88%, 3/1/2026	500,000	512,649

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.05%, 9/1/2022 (a)	350,000	347,440
3.00%, 3/15/2023	500,000	496,409
3.85%, 9/1/2023 (a)	150,000	154,044
3.75%, 4/1/2024	500,000	511,078
3.65%, 9/1/2025	750,000	756,711
3.25%, 6/15/2027 (a)	500,000	489,405
7.95%, 8/15/2030	206,000	281,183
4.55%, 9/1/2044	250,000	260,663
4.70%, 9/1/2045	250,000	261,407

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
Canadian National Railway Co.,
6.90%, 7/15/2028	$242,000	$302,772
6.20%, 6/1/2036	236,000	291,074
Canadian Pacific Railway Co.,
4.50%, 1/15/2022	350,000	360,621
2.90%, 2/1/2025	500,000	478,764
6.13%, 9/15/2115	250,000	290,759
CSX Corp.,
3.70%, 10/30/2020	300,000	303,141
5.50%, 4/15/2041	150,000	166,303
4.10%, 3/15/2044	250,000	231,833
4.30%, 3/1/2048 (a)	250,000	238,026
3.95%, 5/1/2050	350,000	307,117
Norfolk Southern Corp.,
3.25%, 12/1/2021	250,000	250,658
3.00%, 4/1/2022	500,000	496,626
5.59%, 5/17/2025	84,000	93,037
4.45%, 6/15/2045	500,000	489,768
Ryder System, Inc.,
2.50%, 5/11/2020	205,000	202,586
Union Pacific Corp.,
2.75%, 4/15/2023	750,000	732,579
3.25%, 8/15/2025	500,000	484,392
3.60%, 9/15/2037	500,000	446,863
4.05%, 11/15/2045	220,000	200,294
4.05%, 3/1/2046	340,000	313,810

		10,239,363

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.,
4.30%, 6/15/2021	400,000	411,786
5.10%, 10/1/2035	250,000	266,054
Broadcom Corp.,
3.00%, 1/15/2022	1,000,000	961,703
3.63%, 1/15/2024	1,000,000	946,101
Intel Corp.,
3.70%, 7/29/2025	500,000	504,367
4.10%, 5/11/2047 (a)	500,000	479,913
3.73%, 12/8/2047	743,000	687,958
KLA-Tencor Corp.,
4.65%, 11/1/2024	215,000	220,337
Lam Research Corp.,
3.80%, 3/15/2025	255,000	255,013
Maxim Integrated Products, Inc.,
3.38%, 3/15/2023 (a)	350,000	348,737
QUALCOMM, Inc.,
2.25%, 5/20/2020	1,000,000	986,100
2.60%, 1/30/2023	70,000	67,363
2.90%, 5/20/2024	1,000,000	952,197
3.25%, 5/20/2027	250,000	232,550
4.65%, 5/20/2035	500,000	482,675
Texas Instruments, Inc.,
1.75%, 5/1/2020 (a)	500,000	492,170

		8,295,024

Software 0.7%
Adobe, Inc.,
3.25%, 2/1/2025	135,000	132,490
CA, Inc.,
4.50%, 8/15/2023	410,000	414,004

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
Microsoft Corp.,
1.85%, 2/6/2020	$1,000,000	$992,743
3.00%, 10/1/2020	500,000	503,380
2.65%, 11/3/2022 (a)	500,000	495,861
2.00%, 8/8/2023 (a)	250,000	240,366
3.63%, 12/15/2023 (a)	400,000	411,905
2.88%, 2/6/2024	365,000	361,559
2.70%, 2/12/2025	500,000	484,949
3.13%, 11/3/2025	500,000	494,523
2.40%, 8/8/2026	465,000	433,541
3.50%, 2/12/2035	325,000	310,182
3.45%, 8/8/2036	500,000	470,930
4.10%, 2/6/2037	500,000	513,080
4.50%, 10/1/2040	300,000	322,196
3.75%, 2/12/2045	750,000	725,576
4.45%, 11/3/2045	350,000	371,224
3.70%, 8/8/2046	500,000	478,992
4.25%, 2/6/2047	750,000	787,325
Oracle Corp.,
2.80%, 7/8/2021	1,000,000	995,151
1.90%, 9/15/2021 (a)	1,500,000	1,455,311
2.50%, 10/15/2022	500,000	486,628
2.65%, 7/15/2026 (a)	490,000	454,113
3.25%, 5/15/2030	250,000	238,520
5.38%, 7/15/2040	350,000	386,736
4.50%, 7/8/2044 (a)	750,000	750,931
4.00%, 7/15/2046	750,000	699,814
4.00%, 11/15/2047	500,000	465,850

		14,877,880

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/2020	500,000	503,878
3.25%, 4/15/2025	325,000	309,427
Home Depot, Inc. (The),
2.70%, 4/1/2023 (a)	500,000	494,827
3.35%, 9/15/2025	85,000	83,920
2.80%, 9/14/2027 (a)	750,000	703,932
5.88%, 12/16/2036	300,000	360,436
5.95%, 4/1/2041	150,000	184,067
4.20%, 4/1/2043 (a)	250,000	245,732
4.40%, 3/15/2045	500,000	503,587
Lowe’s Cos., Inc.,
3.13%, 9/15/2024	400,000	387,385
3.10%, 5/3/2027	1,000,000	913,741
6.50%, 3/15/2029	236,000	271,240
5.80%, 10/15/2036	300,000	338,514
5.00%, 9/15/2043	250,000	256,220

		5,556,906

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
1.55%, 2/7/2020	750,000	740,919
2.00%, 5/6/2020	750,000	742,902
1.55%, 8/4/2021	1,000,000	969,594
2.50%, 2/9/2025 (a)	595,000	561,894
3.25%, 2/23/2026 (a)	1,130,000	1,103,024
2.45%, 8/4/2026	625,000	577,644
3.35%, 2/9/2027	1,000,000	974,391

Corporate Bonds (continued)

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc., (continued)
3.85%, 5/4/2043	$750,000	$710,234
4.38%, 5/13/2045	355,000	360,527
4.65%, 2/23/2046	460,000	486,928
4.25%, 2/9/2047	500,000	498,256
Dell International LLC,
4.42%, 6/15/2021 (e)	500,000	499,175
6.02%, 6/15/2026 (e)	975,000	979,409
8.35%, 7/15/2046 (a)(e)	500,000	541,395
Hewlett Packard Enterprise Co.,
3.60%, 10/15/2020	750,000	751,942
4.90%, 10/15/2025	500,000	503,931
6.35%, 10/15/2045 (c)	250,000	233,359
HP, Inc.,
3.75%, 12/1/2020	291,000	294,479
6.00%, 9/15/2041	500,000	495,623
NetApp, Inc.,
3.38%, 6/15/2021	210,000	209,205
Seagate HDD Cayman,
5.75%, 12/1/2034	175,000	136,168

		12,370,999

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 6/1/2021	125,000	128,263
NIKE, Inc.,
3.88%, 11/1/2045 (a)	250,000	239,089
VF Corp.,
3.50%, 9/1/2021	200,000	201,642

		568,994

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	475,000	476,860

Tobacco 0.3%
Altria Group, Inc.,
2.63%, 1/14/2020	350,000	346,798
4.25%, 8/9/2042 (a)	250,000	201,640
4.50%, 5/2/2043	450,000	374,520
5.38%, 1/31/2044	170,000	158,519
BAT Capital Corp.,
3.22%, 8/15/2024 (a)	500,000	460,547
3.56%, 8/15/2027	500,000	443,873
4.39%, 8/15/2037	500,000	409,234
4.54%, 8/15/2047	500,000	398,026
Philip Morris International, Inc.,
2.63%, 3/6/2023 (a)	1,000,000	961,561
6.38%, 5/16/2038	460,000	532,998
3.88%, 8/21/2042	250,000	215,064
Reynolds American, Inc.,
4.45%, 6/12/2025	1,500,000	1,446,352
5.70%, 8/15/2035	120,000	117,171

		6,066,303

Trading Companies & Distributors 0.1%
Air Lease Corp.,
3.25%, 3/1/2025 (a)	1,000,000	918,766

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Trading Companies & Distributors (continued)
Aircastle Ltd.,
5.00%, 4/1/2023	$100,000	$100,393
4.13%, 5/1/2024	300,000	283,095
GATX Corp.,
3.25%, 9/15/2026	500,000	458,390
WW Grainger, Inc.,
3.75%, 5/15/2046 (a)	250,000	226,038

		1,986,682

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	500,000	497,235

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 3/30/2020	500,000	508,678
3.13%, 7/16/2022	750,000	734,960
6.38%, 3/1/2035 (a)	177,000	207,959
6.13%, 3/30/2040 (a)	350,000	412,062
Rogers Communications, Inc.,
3.00%, 3/15/2023 (a)	600,000	588,806
5.00%, 3/15/2044	250,000	259,973
Vodafone Group plc,
2.95%, 2/19/2023	250,000	240,687
4.38%, 5/30/2028 (a)	1,000,000	970,069
7.88%, 2/15/2030	206,000	256,638
4.38%, 2/19/2043	500,000	425,478
5.25%, 5/30/2048	500,000	469,418

		5,074,728

Total Corporate Bonds (cost $592,145,585)		576,827,305

Foreign Government Securities 1.7%
CANADA 0.1%
Export Development Canada,
2.00%, 5/17/2022	1,000,000	979,120
Province of Ontario,
1.88%, 5/21/2020 (a)	1,000,000	988,642
Province of Quebec,
3.50%, 7/29/2020 (a)	400,000	405,092
7.50%, 9/15/2029	578,000	802,008

		3,174,862

CHILE 0.1%
Republic of Chile,
3.13%, 3/27/2025	1,250,000	1,214,425
3.63%, 10/30/2042 (a)	400,000	366,304

		1,580,729

COLOMBIA 0.2%
Republic of Colombia,
4.38%, 7/12/2021 (a)	1,150,000	1,167,250
4.50%, 1/28/2026	1,000,000	1,000,000
7.38%, 9/18/2037	225,000	272,138
5.63%, 2/26/2044	500,000	515,500
5.00%, 6/15/2045 (a)	500,000	476,000

		3,430,888

Foreign Government Securities (continued)

	Principal Amount	Value

GERMANY 0.1%
FMS Wertmanagement AoeR,
1.75%, 1/24/2020 (a)	$1,500,000	$1,486,844

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 3/25/2024	1,000,000	1,070,300
7.63%, 3/29/2041 (a)	250,000	349,956

		1,420,256

INDONESIA 0.0%†
Republic of Indonesia,
4.10%, 4/24/2028	1,000,000	972,914

ISRAEL 0.1%
Israel Government Bond,
3.15%, 6/30/2023	500,000	498,040
3.25%, 1/17/2028	1,000,000	979,480

		1,477,520

ITALY 0.0%†
Republic of Italy,
6.88%, 9/27/2023	251,000	272,807
5.38%, 6/15/2033	541,000	564,379

		837,186

JAPAN 0.1%
Japan Bank for International Cooperation,
1.75%, 5/28/2020	2,000,000	1,972,915
2.38%, 11/16/2022 (a)	1,000,000	981,612

		2,954,527

MEXICO 0.3%
United Mexican States,
3.50%, 1/21/2021	1,000,000	994,950
4.00%, 10/2/2023 (a)	500,000	497,670
3.75%, 1/11/2028	1,000,000	936,010
6.75%, 9/27/2034	1,246,000	1,419,319
4.75%, 3/8/2044 (a)	400,000	363,600
5.55%, 1/21/2045	500,000	505,250
4.60%, 1/23/2046	347,000	307,268
4.35%, 1/15/2047 (a)	500,000	428,500
5.75%, 10/12/2110	200,000	188,000

		5,640,567

PANAMA 0.0%†
Republic of Panama,
6.70%, 1/26/2036	250,000	305,000
4.30%, 4/29/2053	500,000	464,255

		769,255

PERU 0.1%
Republic of Peru,
4.13%, 8/25/2027 (a)	750,000	774,375
8.75%, 11/21/2033	500,000	736,250

		1,510,625

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

PHILIPPINES 0.2%
Republic of Philippines,
6.50%, 1/20/2020 (a)	$1,500,000	$1,554,741
4.20%, 1/21/2024 (a)	500,000	513,903
9.50%, 2/2/2030	500,000	735,326
7.75%, 1/14/2031	500,000	674,068
6.38%, 10/23/2034	500,000	626,900

		4,104,938

POLAND 0.0%†
Republic of Poland,
5.13%, 4/21/2021	200,000	208,527
5.00%, 3/23/2022	300,000	315,507
4.00%, 1/22/2024	500,000	511,502

		1,035,536

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	600,000	609,314
5.00%, 4/11/2022	500,000	525,650
2.38%, 4/21/2027 (a)	1,000,000	901,641
Republic of Korea,
5.63%, 11/3/2025	300,000	340,447
4.13%, 6/10/2044 (a)	250,000	263,003

		2,640,055

SWEDEN 0.1%
Svensk Exportkredit AB,
1.75%, 5/18/2020	1,500,000	1,481,294

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024	650,000	661,278
4.38%, 10/27/2027 (a)	1,250,000	1,250,450
5.10%, 6/18/2050 (a)	350,000	343,525

		2,255,253

Total Foreign Government Securities (cost $37,380,437)		36,773,249

Mortgage-Backed Securities 28.2%
FHLMC Gold Pool
Pool# G18007
6.00%, 7/1/2019	482	484
Pool# B16087
6.00%, 8/1/2019	2,987	2,990
Pool# J00935
5.00%, 12/1/2020	4,429	4,451
Pool# J00854
5.00%, 1/1/2021	5,327	5,354
Pool# J01279
5.50%, 2/1/2021	1,731	1,750
Pool# J01570
5.50%, 4/1/2021	2,733	2,766
Pool# J06015
5.00%, 5/1/2021	10,220	10,271
Pool# J01771
5.00%, 5/1/2021	4,908	4,933

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G18122
5.00%, 6/1/2021	$4,986	$5,034
Pool# J01980
6.00%, 6/1/2021	6,101	6,101
Pool# J03074
5.00%, 7/1/2021	3,246	3,276
Pool# J03028
5.50%, 7/1/2021	1,108	1,120
Pool# C90719
5.00%, 10/1/2023	205,921	215,616
Pool# J09912
4.00%, 6/1/2024	452,030	463,660
Pool# C00351
8.00%, 7/1/2024	316	339
Pool# G13900
5.00%, 12/1/2024	25,861	26,293
Pool# D60780
8.00%, 6/1/2025	1,543	1,648
Pool# G30267
5.00%, 8/1/2025	70,766	74,098
Pool# E02746
3.50%, 11/1/2025	265,203	268,627
Pool# J13883
3.50%, 12/1/2025	543,371	551,035
Pool# J14732
4.00%, 3/1/2026	261,109	267,926
Pool# E02896
3.50%, 5/1/2026	307,273	311,252
Pool# J18702
3.00%, 3/1/2027	281,653	282,761
Pool# J18127
3.00%, 3/1/2027	263,851	264,891
Pool# J19106
3.00%, 5/1/2027	116,184	116,641
Pool# J20471
3.00%, 9/1/2027	504,338	506,322
Pool# D82854
7.00%, 10/1/2027	1,128	1,190
Pool# G14609
3.00%, 11/1/2027	678,183	680,851
Pool# C00566
7.50%, 12/1/2027	1,082	1,206
Pool# G15100
2.50%, 7/1/2028	282,053	278,910
Pool# C18271
7.00%, 11/1/2028	2,294	2,466
Pool# C00678
7.00%, 11/1/2028	1,472	1,643
Pool# C00836
7.00%, 7/1/2029	679	760
Pool# C31285
7.00%, 9/1/2029	1,693	1,862
Pool# C31282
7.00%, 9/1/2029	68	69
Pool# C32914
8.00%, 11/1/2029	1,071	1,090
Pool# G18536
2.50%, 1/1/2030	4,272,554	4,192,046
Pool# C37436
8.00%, 1/1/2030	2,155	2,477

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C36429
7.00%, 2/1/2030	$673	$685
Pool# C36306
7.00%, 2/1/2030	671	686
Pool# C00921
7.50%, 2/1/2030	1,286	1,468
Pool# G01108
7.00%, 4/1/2030	522	584
Pool# C37703
7.50%, 4/1/2030	746	775
Pool# G18552
3.00%, 5/1/2030	1,535,222	1,534,074
Pool# U49055
3.00%, 6/1/2030	158,635	158,651
Pool# J32243
3.00%, 7/1/2030	955,798	954,715
Pool# J32257
3.00%, 7/1/2030	218,515	218,183
Pool# J32255
3.00%, 7/1/2030	199,315	199,243
Pool# C41561
8.00%, 8/1/2030	2,058	2,124
Pool# C01051
8.00%, 9/1/2030	2,300	2,652
Pool# C43550
7.00%, 10/1/2030	3,340	3,500
Pool# C44017
7.50%, 10/1/2030	483	488
Pool# C43967
8.00%, 10/1/2030	5,489	5,497
Pool# C44957
8.00%, 11/1/2030	1,753	1,835
Pool# J33361
3.00%, 12/1/2030	523,288	521,687
Pool# G18578
3.00%, 12/1/2030	507,504	505,805
Pool# J33315
3.00%, 12/1/2030	201,114	200,440
Pool# C01103
7.50%, 12/1/2030	1,129	1,326
Pool# C46932
7.50%, 1/1/2031	699	716
Pool# G18587
3.00%, 2/1/2031	388,311	387,010
Pool# C47287
7.50%, 2/1/2031	1,504	1,552
Pool# G18592
3.00%, 3/1/2031	426,467	425,038
Pool# C48206
7.50%, 3/1/2031	1,850	1,853
Pool# C91366
4.50%, 4/1/2031	113,741	118,867
Pool# G18601
3.00%, 5/1/2031	255,732	254,876
Pool# G18605
3.00%, 6/1/2031	150,596	150,091
Pool# J34627
3.00%, 6/1/2031	25,442	25,357
Pool# C91377
4.50%, 6/1/2031	58,719	61,365

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C53324
7.00%, 6/1/2031	$1,704	$1,768
Pool# C01209
8.00%, 6/1/2031	723	802
Pool# C55071
7.50%, 7/1/2031	660	672
Pool# J35107
2.50%, 8/1/2031	191,988	187,463
Pool# G01309
7.00%, 8/1/2031	1,766	1,992
Pool# G01311
7.00%, 9/1/2031	10,795	12,208
Pool# C01222
7.00%, 9/1/2031	1,219	1,385
Pool# G01315
7.00%, 9/1/2031	381	431
Pool# J35522
2.50%, 10/1/2031	799,984	781,130
Pool# C58647
7.00%, 10/1/2031	252	253
Pool# C60012
7.00%, 11/1/2031	801	818
Pool# C61298
8.00%, 11/1/2031	2,755	2,809
Pool# J35957
2.50%, 12/1/2031	1,097,638	1,071,769
Pool# C61105
7.00%, 12/1/2031	5,842	6,106
Pool# C01305
7.50%, 12/1/2031	969	1,060
Pool# C63171
7.00%, 1/1/2032	6,460	7,147
Pool# V61548
2.50%, 2/1/2032	995,300	971,843
Pool# C64121
7.50%, 2/1/2032	2,077	2,119
Pool# D99004
3.50%, 3/1/2032	175,734	178,933
Pool# G30577
3.50%, 4/1/2032	409,173	416,621
Pool# G01391
7.00%, 4/1/2032	18,413	20,904
Pool# C01345
7.00%, 4/1/2032	6,352	7,176
Pool# C01370
8.00%, 4/1/2032	2,345	2,636
Pool# C66916
7.00%, 5/1/2032	12,259	13,025
Pool# C01381
8.00%, 5/1/2032	15,421	17,621
Pool# C68300
7.00%, 6/1/2032	3,830	4,065
Pool# C68290
7.00%, 6/1/2032	2,504	2,641
Pool# D99266
3.50%, 7/1/2032	270,232	275,152
Pool# G01449
7.00%, 7/1/2032	11,896	13,464
Pool# C69908
7.00%, 8/1/2032	26,410	28,797
Pool# C91558
3.50%, 9/1/2032	63,841	65,003

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G16407
2.50%, 1/1/2033	$562,434	$549,178
Pool# G16408
2.50%, 1/1/2033	408,349	398,725
Pool# G01536
7.00%, 3/1/2033	14,598	16,381
Pool# C01528
5.00%, 4/1/2033	90,251	95,810
Pool# G30646
3.00%, 5/1/2033	369,888	367,887
Pool# G30642
3.00%, 5/1/2033	161,634	160,759
Pool# K90535
3.00%, 5/1/2033	67,909	67,542
Pool# G18693
4.00%, 5/1/2033	263,000	269,307
Pool# G18696
3.50%, 7/1/2033	82,466	83,581
Pool# A16419
6.50%, 11/1/2033	16,417	17,820
Pool# C01806
7.00%, 1/1/2034	12,922	13,370
Pool# A21356
6.50%, 4/1/2034	51,616	57,246
Pool# C01851
6.50%, 4/1/2034	28,730	32,237
Pool# A24301
6.50%, 5/1/2034	51,908	56,344
Pool# A22067
6.50%, 5/1/2034	35,715	39,395
Pool# A24988
6.50%, 7/1/2034	11,994	13,019
Pool# G01741
6.50%, 10/1/2034	13,244	14,961
Pool# G08023
6.50%, 11/1/2034	26,739	29,906
Pool# A33137
6.50%, 1/1/2035	4,023	4,366
Pool# G01947
7.00%, 5/1/2035	13,189	14,976
Pool# G08073
5.50%, 8/1/2035	143,942	155,298
Pool# A37135
5.50%, 9/1/2035	175,392	189,072
Pool# A47368
5.00%, 10/1/2035	174,008	184,728
Pool# A38531
5.50%, 10/1/2035	302,712	326,303
Pool# A38255
5.50%, 10/1/2035	186,617	201,159
Pool# G08088
6.50%, 10/1/2035	115,248	128,882
Pool# A39759
5.50%, 11/1/2035	11,319	12,201
Pool# A40376
5.50%, 12/1/2035	10,504	11,320
Pool# A42305
5.50%, 1/1/2036	27,779	29,649
Pool# A41548
7.00%, 1/1/2036	17,777	19,493

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G08111
5.50%, 2/1/2036	$190,522	$205,528
Pool# A43886
5.50%, 3/1/2036	491,773	531,955
Pool# A43885
5.50%, 3/1/2036	302,862	322,411
Pool# A43884
5.50%, 3/1/2036	212,729	225,397
Pool# A48378
5.50%, 3/1/2036	192,858	204,369
Pool# A43861
5.50%, 3/1/2036	70,010	73,926
Pool# G08116
5.50%, 3/1/2036	37,416	40,361
Pool# A48735
5.50%, 5/1/2036	13,933	14,713
Pool# A53039
6.50%, 10/1/2036	48,395	52,543
Pool# A53219
6.50%, 10/1/2036	1,348	1,463
Pool# G05254
5.00%, 1/1/2037	136,638	145,087
Pool# G04331
5.00%, 2/1/2037	126,036	133,827
Pool# G05941
6.00%, 2/1/2037	671,867	733,703
Pool# G03620
6.50%, 10/1/2037	3,400	3,753
Pool# G03721
6.00%, 12/1/2037	58,646	63,930
Pool# G03969
6.00%, 2/1/2038	69,091	75,442
Pool# G04913
5.00%, 3/1/2038	228,343	242,241
Pool# G05299
4.50%, 6/1/2038	223,045	231,897
Pool# G04581
6.50%, 8/1/2038	109,941	121,490
Pool# C92013
3.50%, 9/1/2038	1,570,660	1,590,579
Pool# A81674
6.00%, 9/1/2038	376,967	410,631
Pool# A85442
5.00%, 3/1/2039	209,948	219,833
Pool# G05459
5.50%, 5/1/2039	1,770,427	1,873,696
Pool# G05535
4.50%, 7/1/2039	750,333	784,433
Pool# A89500
4.50%, 10/1/2039	94,675	98,243
Pool# A91165
5.00%, 2/1/2040	3,086,224	3,268,881
Pool# G60342
4.50%, 5/1/2042	734,495	769,017
Pool# G60195
4.00%, 6/1/2042	907,737	933,989
Pool# Q08977
4.00%, 6/1/2042	176,339	181,442
Pool# Q11087
4.00%, 9/1/2042	223,378	229,152

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G07158
3.50%, 10/1/2042	$707,139	$712,364
Pool# G07163
3.50%, 10/1/2042	379,042	381,854
Pool# Q11532
3.50%, 10/1/2042	291,392	293,554
Pool# Q12051
3.50%, 10/1/2042	269,272	271,269
Pool# Q12052
3.50%, 10/1/2042	118,099	118,975
Pool# C09020
3.50%, 11/1/2042	767,899	773,596
Pool# G07264
3.50%, 12/1/2042	780,898	786,691
Pool# Q14292
3.50%, 1/1/2043	151,532	152,656
Pool# Q15884
3.00%, 2/1/2043	950,346	934,002
Pool# Q16470
3.00%, 3/1/2043	1,629,453	1,602,118
Pool# V80002
2.50%, 4/1/2043	622,932	588,580
Pool# Q16915
3.00%, 4/1/2043	563,222	553,535
Pool# Q17675
3.50%, 4/1/2043	657,745	662,620
Pool# Q18523
3.50%, 5/1/2043	1,184,523	1,193,029
Pool# Q18751
3.50%, 6/1/2043	1,432,534	1,443,087
Pool# G07410
3.50%, 7/1/2043	266,207	268,182
Pool# Q20332
3.50%, 7/1/2043	119,207	120,079
Pool# G07459
3.50%, 8/1/2043	1,032,968	1,040,630
Pool# G60038
3.50%, 1/1/2044	2,069,328	2,084,677
Pool# Q26869
4.00%, 6/1/2044	1,187,541	1,218,354
Pool# G07946
4.00%, 7/1/2044	32,554	33,455
Pool# Q28607
3.50%, 9/1/2044	443,428	446,465
Pool# G61231
3.50%, 9/1/2044	126,280	127,217
Pool# Q30833
4.00%, 1/1/2045	50,290	51,396
Pool# G60400
4.50%, 1/1/2045	349,280	365,136
Pool# Q34165
4.00%, 6/1/2045	547,637	559,587
Pool# V81873
4.00%, 8/1/2045	488,619	499,031
Pool# V82126
3.50%, 12/1/2045	269,343	270,257
Pool# Q38199
3.50%, 1/1/2046	28,614	28,702
Pool# Q38357
4.00%, 1/1/2046	198,637	202,789

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G61365
4.50%, 1/1/2046	$128,268	$132,944
Pool# Q39434
3.50%, 3/1/2046	299,428	300,739
Pool# Q39364
3.50%, 3/1/2046	193,391	194,027
Pool# Q39440
4.00%, 3/1/2046	190,325	194,303
Pool# G08704
4.50%, 4/1/2046	67,542	70,008
Pool# Q40097
4.50%, 4/1/2046	4,157	4,305
Pool# G60582
3.50%, 5/1/2046	594,943	596,839
Pool# Q40718
3.50%, 5/1/2046	298,256	299,114
Pool# G08707
4.00%, 5/1/2046	369,213	376,929
Pool# G08708
4.50%, 5/1/2046	48,680	50,458
Pool# Q40728
4.50%, 5/1/2046	6,787	7,030
Pool# Q41548
3.00%, 7/1/2046	225,700	220,243
Pool# Q41903
3.50%, 7/1/2046	363,752	364,723
Pool# Q41407
3.50%, 7/1/2046	51,153	51,274
Pool# Q41491
3.50%, 7/1/2046	51,021	51,147
Pool# Q41947
4.50%, 7/1/2046	33,577	34,802
Pool# G08715
3.00%, 8/1/2046	1,938,804	1,891,930
Pool# Q42596
3.50%, 8/1/2046	336,914	337,744
Pool# Q42203
3.50%, 8/1/2046	74,340	74,640
Pool# Q42393
3.50%, 8/1/2046	68,548	68,709
Pool# G61237
3.50%, 8/1/2046	50,562	50,937
Pool# Q42680
4.00%, 8/1/2046	17,887	18,261
Pool# G08720
4.50%, 8/1/2046	33,814	35,049
Pool# G61323
3.00%, 9/1/2046	1,293,799	1,271,011
Pool# G08721
3.00%, 9/1/2046	1,068,956	1,043,112
Pool# V82617
3.50%, 9/1/2046	628,074	629,622
Pool# G08722
3.50%, 9/1/2046	251,100	251,718
Pool# G60733
4.50%, 9/1/2046	276,765	289,686
Pool# G60722
3.00%, 10/1/2046	2,043,188	1,994,741
Pool# Q44035
3.00%, 10/1/2046	1,444,549	1,409,624

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G61257
3.00%, 11/1/2046	$2,729,245	$2,661,075
Pool# Q44452
3.00%, 11/1/2046	582,504	568,240
Pool# G08732
3.00%, 11/1/2046	186,946	182,368
Pool# Q44473
3.50%, 11/1/2046	84,621	84,770
Pool# Q44223
3.50%, 11/1/2046	76,942	77,039
Pool# G08734
4.00%, 11/1/2046	941,129	960,799
Pool# V82849
3.00%, 12/1/2046	4,074,277	3,981,458
Pool# G08737
3.00%, 12/1/2046	3,782,238	3,690,795
Pool# G60989
3.00%, 12/1/2046	762,639	744,193
Pool# Q45878
3.00%, 12/1/2046	236,239	230,506
Pool# G08738
3.50%, 12/1/2046	4,444,955	4,454,532
Pool# Q45024
3.50%, 12/1/2046	168,934	169,266
Pool# G08741
3.00%, 1/1/2047	1,548,318	1,509,536
Pool# G08747
3.00%, 2/1/2047	2,691,711	2,625,325
Pool# G08748
3.50%, 2/1/2047	989,535	991,285
Pool# G08749
4.00%, 2/1/2047	1,836,144	1,874,096
Pool# G08751
3.50%, 3/1/2047	1,584,003	1,586,497
Pool# G08754
4.50%, 3/1/2047	116,356	120,576
Pool# Q47592
3.50%, 4/1/2047	391,383	391,924
Pool# Q47484
3.50%, 4/1/2047	47,686	47,733
Pool# G60988
3.00%, 5/1/2047	2,486,477	2,427,491
Pool# Q48098
3.50%, 5/1/2047	177,278	177,626
Pool# Q48237
4.50%, 5/1/2047	331,358	343,276
Pool# G61390
3.00%, 6/1/2047	1,368,420	1,333,937
Pool# Q48414
4.50%, 6/1/2047	147,248	152,544
Pool# Q48365
4.50%, 6/1/2047	55,296	57,276
Pool# G08770
3.50%, 7/1/2047	3,547,352	3,547,854
Pool# V83270
3.50%, 7/1/2047	829,732	830,075
Pool# G61339
3.00%, 8/1/2047	459,630	448,085
Pool# G08774
3.50%, 8/1/2047	427,083	427,342

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q49917
3.50%, 8/1/2047	$267,364	$267,371
Pool# Q53085
3.00%, 9/1/2047	531,922	519,345
Pool# G61295
3.50%, 9/1/2047	797,126	799,834
Pool# G61622
3.00%, 10/1/2047	1,081,262	1,055,150
Pool# G08785
4.00%, 10/1/2047	120,183	122,593
Pool# Q52075
4.00%, 11/1/2047	771,638	789,181
Pool# V83598
3.50%, 12/1/2047	374,191	374,124
Pool# G67707
3.50%, 1/1/2048	950,848	955,258
Pool# V83909
4.00%, 1/1/2048	1,090,188	1,111,841
Pool# G61311
3.50%, 2/1/2048	1,789,371	1,789,053
Pool# T65458
3.50%, 2/1/2048	576,777	572,746
Pool# Q54460
4.00%, 2/1/2048	351,017	358,885
Pool# G61298
4.00%, 2/1/2048	168,121	172,241
Pool# Q54727
3.50%, 3/1/2048	614,654	614,521
Pool# Q55401
5.00%, 4/1/2048	188,477	197,902
Pool# V84237
3.50%, 5/1/2048	1,479,387	1,479,038
Pool# G08820
4.50%, 5/1/2048	1,810,831	1,875,197
Pool# G08821
5.00%, 5/1/2048	68,822	72,134
Pool# G67713
4.00%, 6/1/2048	341,048	349,405
Pool# G67712
4.00%, 6/1/2048	287,241	295,334
Pool# G08818
4.50%, 6/1/2048	1,006,508	1,042,312
Pool# Q56473
4.50%, 6/1/2048	190,689	198,288
Pool# Q56472
4.50%, 6/1/2048	140,068	145,654
Pool# G08824
4.00%, 7/1/2048	6,891,012	7,026,723
Pool# G08827
4.50%, 7/1/2048	645,299	668,237
Pool# Q57401
4.50%, 7/1/2048	192,251	199,908
Pool# Q57402
4.50%, 7/1/2048	50,268	52,277
Pool# G08833
5.00%, 7/1/2048	23,421	24,531
Pool# G08831
4.00%, 8/1/2048	928,745	947,051
Pool# Q57833
4.00%, 8/1/2048	49,370	50,592

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G08836
4.00%, 9/1/2048	$3,889,198	$3,965,755
Pool# G08843
4.50%, 10/1/2048	230,962	239,172
FHLMC Non Gold Pool
Pool# 1B8478
4.61%, 7/1/2041(b)	181,220	188,897
Pool# 2B0108
3.91%, 1/1/2042(b)	32,027	33,552
Pool# 2B1381
4.06%, 6/1/2043(b)	14,061	14,420
FHLMC TBA
4.50%, 7/15/2022	100,000	101,805
4.00%, 8/15/2024	65,000	66,506
3.50%, 7/15/2027	1,262,000	1,277,948
3.00%, 1/15/2029	4,274,000	4,258,875
2.50%, 1/15/2033	1,826,000	1,782,276
5.00%, 4/15/2037	67,000	70,165
3.50%, 6/15/2044	5,578,000	5,574,790
3.00%, 9/15/2044	21,000	20,464
4.00%, 1/15/2048	15,015,898	15,307,711
4.50%, 1/15/2048	4,646,000	4,809,038
FNMA Pool
Pool# 826869
5.50%, 8/1/2020	24,559	24,731
Pool# 835228
5.50%, 8/1/2020	668	671
Pool# 825811
5.50%, 9/1/2020	553	557
Pool# 838565
5.50%, 10/1/2020	24,599	24,776
Pool# 840102
5.50%, 10/1/2020	9,452	9,470
Pool# 841947
5.50%, 10/1/2020	2,111	2,121
Pool# 811505
5.50%, 10/1/2020	1,229	1,239
Pool# 843102
5.50%, 10/1/2020	892	898
Pool# 839100
5.50%, 11/1/2020	510	513
Pool# 830670
5.50%, 12/1/2020	803	809
Pool# 867183
5.50%, 2/1/2021	4,156	4,194
Pool# 811558
5.50%, 3/1/2021	17,314	17,321
Pool# 870296
5.50%, 3/1/2021	498	499
Pool# 878120
5.50%, 4/1/2021	1,199	1,211
Pool# 811559
5.50%, 5/1/2021	3,540	3,575
Pool# 879115
5.50%, 5/1/2021	3,306	3,341
Pool# 885440
5.50%, 5/1/2021	957	968
Pool# 845489
5.50%, 6/1/2021	210	213
Pool# 880950
5.50%, 7/1/2021	5,642	5,695
Pool# 870092
5.50%, 8/1/2021	506	508

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 896599
5.50%, 8/1/2021	$154	$155
Pool# 903350
5.00%, 10/1/2021	1,260	1,282
Pool# 894126
5.50%, 10/1/2021	149	150
Pool# 902789
5.50%, 11/1/2021	16,079	16,355
Pool# 906708
5.00%, 12/1/2021	15,681	15,954
Pool# 901509
5.00%, 12/1/2021	1,449	1,474
Pool# 928106
5.50%, 2/1/2022	23,370	23,864
Pool# 914385
5.50%, 3/1/2022	404	411
Pool# 913323
5.50%, 4/1/2022	1,002	1,017
Pool# 899438
5.50%, 6/1/2022	25,401	25,823
Pool# AA2549
4.00%, 4/1/2024	122,064	124,990
Pool# 934863
4.00%, 6/1/2024	230,320	235,847
Pool# AC1374
4.00%, 8/1/2024	136,936	140,357
Pool# AC1529
4.50%, 9/1/2024	369,941	380,957
Pool# AD0244
4.50%, 10/1/2024	52,571	54,146
Pool# AD4089
4.50%, 5/1/2025	346,436	356,824
Pool# 890216
4.50%, 7/1/2025	92,150	94,915
Pool# AB1609
4.00%, 10/1/2025	235,199	240,892
Pool# AH1361
3.50%, 12/1/2025	223,000	225,913
Pool# AH1518
3.50%, 12/1/2025	112,416	113,790
Pool# AH5616
3.50%, 2/1/2026	602,163	609,522
Pool# AL0298
4.00%, 5/1/2026	476,942	488,774
Pool# AB4277
3.00%, 1/1/2027	716,311	718,541
Pool# AL1391
3.50%, 1/1/2027	13,024	13,183
Pool# AP4746
3.00%, 8/1/2027	195,007	195,615
Pool# AP7855
3.00%, 9/1/2027	974,334	977,380
Pool# AP4640
3.00%, 9/1/2027	105,807	106,138
Pool# AQ5096
3.00%, 11/1/2027	267,267	268,102
Pool# AB6887
3.00%, 11/1/2027	206,223	206,866
Pool# AQ4532
3.00%, 11/1/2027	141,181	141,623

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AQ3758
3.00%, 11/1/2027	$109,943	$110,288
Pool# AQ7406
3.00%, 11/1/2027	106,531	106,865
Pool# AB6886
3.00%, 11/1/2027	104,006	104,330
Pool# AQ2884
3.00%, 12/1/2027	98,852	99,161
Pool# AS0487
2.50%, 9/1/2028	485,039	478,537
Pool# 930998
4.50%, 4/1/2029	48,701	50,545
Pool# BM1507
2.50%, 12/1/2029	300,066	295,691
Pool# AL8077
3.50%, 12/1/2029	33,912	34,382
Pool# AS4874
3.00%, 4/1/2030	612,189	612,598
Pool# AS5412
2.50%, 7/1/2030	257,383	252,019
Pool# AS5420
3.00%, 7/1/2030	535,900	536,258
Pool# AL7152
3.50%, 7/1/2030	667,631	676,387
Pool# AS5702
2.50%, 8/1/2030	1,008,200	987,191
Pool# AZ4898
2.50%, 8/1/2030	744,807	729,281
Pool# AY8448
3.00%, 8/1/2030	1,838,334	1,839,562
Pool# AZ2953
3.00%, 9/1/2030	1,762,347	1,763,523
Pool# AZ5718
3.00%, 9/1/2030	1,656,142	1,657,247
Pool# AS6060
3.00%, 10/1/2030	1,353,468	1,351,870
Pool# AZ9234
3.50%, 10/1/2030	90,073	91,190
Pool# BA2993
3.00%, 11/1/2030	342,947	343,176
Pool# AS6174
3.50%, 11/1/2030	48,428	49,101
Pool# AS6272
2.50%, 12/1/2030	376,172	368,333
Pool# AS6295
3.00%, 12/1/2030	553,086	552,093
Pool# BA3545
3.00%, 12/1/2030	273,236	273,418
Pool# AH1515
4.00%, 12/1/2030	500,759	514,233
Pool# AD0716
6.50%, 12/1/2030	1,432,414	1,592,753
Pool# BA6532
2.50%, 1/1/2031	318,346	311,711
Pool# AB2121
4.00%, 1/1/2031	72,681	74,637
Pool# AL8060
3.00%, 2/1/2031	534,999	535,356
Pool# MA0641
4.00%, 2/1/2031	368,812	378,741

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 560868
7.50%, 2/1/2031	$714	$721
Pool# AS6799
3.00%, 3/1/2031	498,323	497,428
Pool# BC0774
3.00%, 3/1/2031	226,204	226,217
Pool# AS6919
3.50%, 3/1/2031	39,431	39,979
Pool# BC4410
3.50%, 3/1/2031	39,355	39,902
Pool# BC0320
3.50%, 3/1/2031	23,526	23,854
Pool# BC4430
3.00%, 4/1/2031	94,474	94,289
Pool# AL8566
3.00%, 6/1/2031	242,698	242,262
Pool# AL8565
3.00%, 6/1/2031	239,878	239,447
Pool# AL8561
3.50%, 6/1/2031	263,698	267,358
Pool# AS8028
2.50%, 9/1/2031	1,029,734	1,006,031
Pool# AL9378
3.00%, 9/1/2031	118,840	118,627
Pool# MA2775
2.50%, 10/1/2031	2,083,958	2,035,989
Pool# BM1888
2.50%, 10/1/2031	2,032,531	2,005,020
Pool# AS8038
2.50%, 10/1/2031	979,723	957,171
Pool# BC4777
2.50%, 10/1/2031	692,535	676,594
Pool# AL9323
2.50%, 10/1/2031	43,099	42,107
Pool# AS8612
3.00%, 10/1/2031	404,504	403,777
Pool# 607212
7.50%, 10/1/2031	3,802	3,866
Pool# MA0895
3.50%, 11/1/2031	394,618	401,952
Pool# 607632
6.50%, 11/1/2031	114	123
Pool# MA2830
2.50%, 12/1/2031	779,178	761,243
Pool# BM3814
2.50%, 12/1/2031	534,928	523,364
Pool# AS8609
3.00%, 1/1/2032	342,401	341,786
Pool# AL9786
3.00%, 1/1/2032	333,749	333,971
Pool# AL9585
3.50%, 1/1/2032	125,466	127,214
Pool# BM1036
2.50%, 2/1/2032	2,481,985	2,424,854
Pool# BM4624
3.00%, 2/1/2032	391,162	390,697
Pool# AL9872
3.00%, 2/1/2032	282,352	281,845
Pool# AL9740
3.00%, 2/1/2032	239,402	238,972

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AL9871
3.00%, 2/1/2032	$168,021	$167,771
Pool# AS8767
3.00%, 2/1/2032	33,104	33,045
Pool# BM1007
2.50%, 3/1/2032	777,395	759,501
Pool# AL9899
3.00%, 3/1/2032	50,037	49,947
Pool# BM3269
2.50%, 4/1/2032	1,233,124	1,204,740
Pool# MA1029
3.50%, 4/1/2032	321,731	327,711
Pool# 545556
7.00%, 4/1/2032	4,978	5,660
Pool# AO2565
3.50%, 5/1/2032	104,844	106,793
Pool# AS9695
3.50%, 5/1/2032	65,523	66,390
Pool# 545605
7.00%, 5/1/2032	6,670	7,651
Pool# BM4088
3.00%, 6/1/2032	504,834	504,363
Pool# AO5103
3.50%, 6/1/2032	260,359	265,200
Pool# 890786
3.50%, 6/1/2032	48,737	49,406
Pool# MA1107
3.50%, 7/1/2032	43,878	44,694
Pool# 651361
7.00%, 7/1/2032	1,257	1,276
Pool# BM1669
3.00%, 8/1/2032	280,972	280,891
Pool# AP1990
3.50%, 8/1/2032	135,942	138,469
Pool# AP1997
3.50%, 8/1/2032	90,438	92,119
Pool# BH5355
3.50%, 8/1/2032	21,117	21,379
Pool# AO7202
3.50%, 9/1/2032	325,767	331,821
Pool# MA1166
3.50%, 9/1/2032	253,193	257,900
Pool# CA0586
2.50%, 10/1/2032	116,937	114,246
Pool# AP3673
3.50%, 10/1/2032	259,917	264,748
Pool# BH9391
3.50%, 10/1/2032	25,364	25,688
Pool# BM3389
3.00%, 11/1/2032	418,270	417,632
Pool# AB6962
3.50%, 11/1/2032	420,889	428,715
Pool# AQ3343
3.50%, 11/1/2032	210,897	214,818
Pool# BM3977
3.00%, 12/1/2032	802,196	800,756
Pool# CA0951
3.00%, 12/1/2032	429,249	428,395
Pool# BM4338
2.50%, 1/1/2033	791,589	773,368

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BM3919
3.00%, 2/1/2033	$416,224	$415,605
Pool# BM3750
3.50%, 3/1/2033	332,954	337,508
Pool# BM4129
3.50%, 4/1/2033	567,206	575,005
Pool# 555346
5.50%, 4/1/2033	62,657	67,530
Pool# 713560
5.50%, 4/1/2033	9,823	10,429
Pool# 694846
6.50%, 4/1/2033	11,597	12,465
Pool# 701261
7.00%, 4/1/2033	336	347
Pool# AB9402
3.00%, 5/1/2033	383,257	381,270
Pool# AB9403
3.00%, 5/1/2033	172,749	171,854
Pool# AB9300
3.00%, 5/1/2033	137,242	136,531
Pool# BM4132
3.50%, 5/1/2033	348,057	353,294
Pool# MA3372
4.00%, 5/1/2033	630,856	647,354
Pool# 555421
5.00%, 5/1/2033	1,515,423	1,609,440
Pool# MA3393
4.00%, 6/1/2033	297,482	304,612
Pool# MA3427
4.00%, 7/1/2033	262,789	269,235
Pool# 720087
5.50%, 7/1/2033	307,019	330,530
Pool# 728721
5.50%, 7/1/2033	43,970	47,328
Pool# 555684
5.50%, 7/1/2033	13,039	14,035
Pool# MA1527
3.00%, 8/1/2033	1,544,539	1,536,535
Pool# 743235
5.50%, 10/1/2033	23,400	25,155
Pool# 750229
6.50%, 10/1/2033	30,642	32,905
Pool# 755872
5.50%, 12/1/2033	268,211	287,739
Pool# 725221
5.50%, 1/1/2034	6,377	6,868
Pool# 725223
5.50%, 3/1/2034	705	759
Pool# 725228
6.00%, 3/1/2034	582,397	635,149
Pool# 725425
5.50%, 4/1/2034	363,029	390,954
Pool# 725423
5.50%, 5/1/2034	35,311	38,021
Pool# 725594
5.50%, 7/1/2034	150,800	162,415
Pool# 788027
6.50%, 9/1/2034	24,786	26,616
Pool# 807310
7.00%, 11/1/2034	2,241	2,492

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 735141
5.50%, 1/1/2035	$466,594	$502,373
Pool# 889852
5.50%, 5/1/2035	13,307	14,321
Pool# 256023
6.00%, 12/1/2035	446,128	486,405
Pool# 745418
5.50%, 4/1/2036	74,085	79,765
Pool# 745516
5.50%, 5/1/2036	41,416	44,582
Pool# 889745
5.50%, 6/1/2036	7,236	7,793
Pool# 995065
5.50%, 9/1/2036	263,956	282,746
Pool# 888635
5.50%, 9/1/2036	167,070	179,923
Pool# 995024
5.50%, 8/1/2037	97,116	104,565
Pool# 995050
6.00%, 9/1/2037	890,232	971,048
Pool# 955194
7.00%, 11/1/2037	98,174	112,513
Pool# 928940
7.00%, 12/1/2037	63,496	67,401
Pool# MA3389
4.00%, 6/1/2038	442,894	455,250
Pool# MA3464
3.50%, 9/1/2038	804,713	815,230
Pool# 990810
7.00%, 10/1/2038	120,011	131,850
Pool# AC9890
4.00%, 4/1/2040 (b)	1,157,766	1,206,398
Pool# AC9895
4.06%, 4/1/2040 (b)	641,063	672,718
Pool# AD8536
5.00%, 8/1/2040	352,565	374,253
Pool# AB1735
3.50%, 11/1/2040	8,470	8,471
Pool# AE9747
4.50%, 12/1/2040	1,017,603	1,065,875
Pool# AB2067
3.50%, 1/1/2041	419,873	423,149
Pool# 932888
3.50%, 1/1/2041	277,595	279,761
Pool# AB2068
3.50%, 1/1/2041	248,099	250,034
Pool# 932891
3.50%, 1/1/2041	53,911	54,332
Pool# AL3650
5.00%, 2/1/2041	25,313	26,850
Pool# AL6521
5.00%, 4/1/2041	1,641,088	1,746,027
Pool# AL0390
5.00%, 5/1/2041	657,005	697,446
Pool# AL5863
4.50%, 6/1/2041	3,415,309	3,556,760
Pool# AI9851
4.50%, 9/1/2041	57,611	60,238
Pool# AJ1249
4.57%, 9/1/2041 (b)	221,352	231,279

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AL0761
5.00%, 9/1/2041	$207,943	$220,744
Pool# BM3907
5.50%, 9/1/2041	415,715	447,144
Pool# AJ5431
4.50%, 10/1/2041	109,572	114,150
Pool# AJ4861
4.00%, 12/1/2041	228,209	234,658
Pool# AX5316
4.50%, 1/1/2042	107,063	112,138
Pool# AL2499
4.50%, 1/1/2042	48,532	50,744
Pool# AW8167
3.50%, 2/1/2042	1,499,396	1,511,091
Pool# AK0714
3.79%, 2/1/2042(b)	66,407	69,490
Pool# AB5185
3.50%, 5/1/2042	586,240	590,812
Pool# AO3575
4.50%, 5/1/2042	61,665	63,866
Pool# AO4647
3.50%, 6/1/2042	1,096,439	1,104,999
Pool# AO8036
4.50%, 7/1/2042	976,906	1,020,986
Pool# AP2092
4.50%, 8/1/2042	33,141	34,325
Pool# AP6579
3.50%, 9/1/2042	977,299	984,927
Pool# AL2782
4.50%, 9/1/2042	199,386	208,105
Pool# AB6524
3.50%, 10/1/2042	1,717,355	1,730,760
Pool# AB7074
3.00%, 11/1/2042	1,057,455	1,039,638
Pool# AL2677
3.50%, 11/1/2042	957,912	965,388
Pool# AB6786
3.50%, 11/1/2042	739,061	744,831
Pool# MA1273
3.50%, 12/1/2042	531,059	535,941
Pool# AR4210
3.50%, 1/1/2043	264,161	266,223
Pool# AR8213
3.50%, 4/1/2043	261,193	263,231
Pool# AT4982
3.90%, 4/1/2043 (b)	11,950	12,325
Pool# AB9238
3.00%, 5/1/2043	1,300,738	1,278,217
Pool# AB9237
3.00%, 5/1/2043	918,351	902,585
Pool# AB9236
3.00%, 5/1/2043	293,814	288,727
Pool# AB9362
3.50%, 5/1/2043	1,394,530	1,405,414
Pool# AT4250
2.05%, 6/1/2043 (b)	110,666	109,353
Pool# AT4145
3.00%, 6/1/2043	344,244	338,301
Pool# AB9814
3.00%, 7/1/2043	1,184,955	1,164,439

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AT6871
3.00%, 7/1/2043	$204,207	$200,673
Pool# AS0203
3.00%, 8/1/2043	842,023	827,411
Pool# AS0255
4.50%, 8/1/2043	392,815	408,874
Pool# AL4471
4.00%, 9/1/2043	547,590	562,978
Pool# AL6951
3.50%, 10/1/2043	892,535	899,501
Pool# AS2276
4.50%, 4/1/2044	745,046	775,776
Pool# AW1006
4.00%, 5/1/2044	233,632	240,933
Pool# AL7767
4.50%, 6/1/2044	69,960	73,275
Pool# AS3161
4.00%, 8/1/2044	1,702,999	1,739,649
Pool# CA0688
3.50%, 10/1/2044	651,415	657,786
Pool# BC5090
4.00%, 10/1/2044	228,182	233,334
Pool# AS3946
4.00%, 12/1/2044	1,819,940	1,870,964
Pool# BM4384
4.00%, 1/1/2045	700,250	716,366
Pool# BM3611
4.00%, 1/1/2045	678,237	697,384
Pool# BM3804
3.50%, 2/1/2045	220,069	221,821
Pool# AL9555
4.00%, 2/1/2045	3,866,381	3,975,549
Pool# AX9524
4.00%, 2/1/2045	1,685,189	1,737,845
Pool# AS4418
4.00%, 2/1/2045	1,167,462	1,203,937
Pool# AS4375
4.00%, 2/1/2045	813,348	838,762
Pool# AL6889
4.50%, 2/1/2045	224,223	235,051
Pool# BM3931
3.00%, 3/1/2045	945,758	929,090
Pool# AY1312
3.50%, 3/1/2045	3,059,668	3,074,080
Pool# AX9567
3.50%, 3/1/2045	154,033	154,615
Pool# AS4578
4.00%, 3/1/2045	221,507	228,428
Pool# BM3664
3.00%, 5/1/2045	1,047,792	1,029,650
Pool# AS4921
3.50%, 5/1/2045	1,616,136	1,622,163
Pool# AS5012
4.00%, 5/1/2045	2,237,540	2,307,454
Pool# AS5312
3.50%, 7/1/2045	309,499	310,589
Pool# AL7207
4.50%, 8/1/2045	277,634	291,041
Pool# AL9634
3.50%, 10/1/2045	214,006	215,675

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BA2164
3.00%, 11/1/2045	$254,322	$248,351
Pool# AS6311
3.50%, 12/1/2045	3,786,155	3,798,323
Pool# AS6282
3.50%, 12/1/2045	2,402,155	2,410,246
Pool# BC0326
3.50%, 12/1/2045	2,116,680	2,123,591
Pool# BC0092
3.50%, 12/1/2045	180,518	181,079
Pool# BC0475
3.50%, 12/1/2045	103,186	103,512
Pool# AS6362
4.50%, 12/1/2045	59,933	62,634
Pool# AS6474
3.50%, 1/1/2046	456,726	459,684
Pool# AS6539
3.50%, 1/1/2046	412,192	414,861
Pool# AS6527
4.00%, 1/1/2046	537,560	548,534
Pool# BC0178
4.50%, 1/1/2046	13,296	13,780
Pool# BC1158
3.50%, 2/1/2046	3,047,138	3,056,615
Pool# BC2667
4.00%, 2/1/2046	87,229	89,006
Pool# BC0605
4.00%, 2/1/2046	64,258	65,557
Pool# AL9781
4.50%, 2/1/2046	579,025	606,436
Pool# BC0300
3.50%, 3/1/2046	2,360,060	2,363,525
Pool# BM4621
3.50%, 3/1/2046	831,005	838,263
Pool# AS6833
3.50%, 3/1/2046	57,601	57,777
Pool# AS6795
4.00%, 3/1/2046	488,686	498,589
Pool# BA6972
4.00%, 3/1/2046	97,091	99,020
Pool# BC0311
4.50%, 3/1/2046	14,852	15,392
Pool# BC0823
3.50%, 4/1/2046	447,303	448,602
Pool# BA7692
3.50%, 4/1/2046	22,319	22,385
Pool# AS7026
4.00%, 4/1/2046	353,504	360,649
Pool# AS7171
3.50%, 5/1/2046	171,747	172,228
Pool# AS7251
4.00%, 5/1/2046	49,198	50,192
Pool# AS7387
3.50%, 6/1/2046	484,262	485,594
Pool# AL8833
4.00%, 6/1/2046	1,341,535	1,380,951
Pool# AS7593
3.50%, 7/1/2046	1,599,048	1,603,527
Pool# AS7594
3.50%, 7/1/2046	1,483,402	1,487,557

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS7545
3.50%, 7/1/2046	$643,647	$645,383
Pool# AL8824
3.50%, 7/1/2046	290,438	292,184
Pool# AS7490
3.50%, 7/1/2046	207,398	207,990
Pool# BC1452
4.00%, 7/1/2046	2,740,896	2,797,104
Pool# BD5180
4.50%, 7/1/2046	16,864	17,628
Pool# MA2705
3.00%, 8/1/2046	1,562,427	1,523,807
Pool# BC1489
3.00%, 8/1/2046	220,148	215,184
Pool# BD4890
3.50%, 8/1/2046	2,370,310	2,376,703
Pool# BC9501
3.50%, 8/1/2046	50,138	50,278
Pool# AS7648
4.00%, 8/1/2046	357,019	364,162
Pool# AS7760
4.00%, 8/1/2046	322,823	330,815
Pool# AS7795
4.00%, 8/1/2046	216,616	220,950
Pool# BD3911
4.00%, 8/1/2046	45,512	46,422
Pool# BD3923
4.00%, 8/1/2046	21,778	22,214
Pool# AS7770
4.50%, 8/1/2046	129,807	134,639
Pool# BD5232
4.50%, 8/1/2046	28,267	29,366
Pool# AL8947
3.50%, 9/1/2046	373,893	374,998
Pool# BD4944
3.50%, 9/1/2046	109,041	109,296
Pool# AL9263
3.00%, 10/1/2046	351,663	343,406
Pool# BM3932
3.50%, 10/1/2046	149,602	149,949
Pool# AL9234
3.50%, 10/1/2046	134,842	135,653
Pool# AS8125
3.50%, 10/1/2046	117,818	118,135
Pool# BC4766
4.50%, 10/1/2046	99,178	102,792
Pool# AS8154
4.50%, 10/1/2046	63,990	66,321
Pool# MA2806
3.00%, 11/1/2046	969,177	945,222
Pool# BC9003
3.00%, 11/1/2046	353,894	345,146
Pool# AS8369
3.50%, 11/1/2046	1,223,863	1,227,164
Pool# BE5067
3.50%, 11/1/2046	988,818	992,301
Pool# BE0065
3.50%, 11/1/2046	30,831	30,997
Pool# BE5038
4.00%, 11/1/2046	22,183	22,921

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# MA2833
3.00%, 12/1/2046	$7,670,447	$7,480,851
Pool# AS8483
3.00%, 12/1/2046	1,802,765	1,758,205
Pool# BC9067
3.00%, 12/1/2046	573,885	559,699
Pool# AS8488
3.00%, 12/1/2046	456,172	445,887
Pool# AS8509
3.00%, 12/1/2046	137,444	134,452
Pool# BM1121
3.50%, 12/1/2046	1,127,419	1,131,335
Pool# AS8572
3.50%, 12/1/2046	1,086,477	1,088,788
Pool# AS8417
3.50%, 12/1/2046	998,784	1,000,911
Pool# AS8492
3.50%, 12/1/2046	936,971	941,830
Pool# BE4224
3.50%, 12/1/2046	42,169	42,276
Pool# MA2863
3.00%, 1/1/2047	2,919,097	2,846,945
Pool# AS8650
3.00%, 1/1/2047	2,896,849	2,825,246
Pool# AL9697
3.00%, 1/1/2047	1,206,386	1,179,172
Pool# AS8647
3.00%, 1/1/2047	886,744	865,926
Pool# BE5775
3.00%, 1/1/2047	845,668	824,765
Pool# AS8692
3.50%, 1/1/2047	766,941	769,177
Pool# BD2440
3.50%, 1/1/2047	593,994	595,259
Pool# AL9774
3.50%, 1/1/2047	569,834	573,990
Pool# BM3204
3.50%, 1/1/2047	509,889	512,955
Pool# BD2450
3.50%, 1/1/2047	480,675	481,699
Pool# BE6548
3.50%, 1/1/2047	170,984	171,312
Pool# BE7115
4.50%, 1/1/2047	52,016	53,909
Pool# BE6503
4.50%, 1/1/2047	34,216	35,767
Pool# BE5856
4.50%, 1/1/2047	27,625	28,875
Pool# BM3908
5.50%, 1/1/2047	87,399	94,019
Pool# MA2895
3.00%, 2/1/2047	10,360,708	10,104,496
Pool# BM3688
3.50%, 2/1/2047	1,448,874	1,453,461
Pool# BD5046
3.50%, 2/1/2047	295,922	296,552
Pool# BE8495
4.50%, 2/1/2047	23,762	24,751
Pool# BE7869
4.50%, 2/1/2047	15,533	16,090
Pool# AL9859
3.00%, 3/1/2047	2,961,029	2,887,806
Pool# AL9848
3.00%, 3/1/2047	2,053,684	2,002,898

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS8966
4.00%, 3/1/2047	$240,218	$244,969
Pool# BE9247
4.50%, 3/1/2047	31,059	32,186
Pool# AS9451
3.50%, 4/1/2047	582,510	583,391
Pool# AS9463
3.50%, 4/1/2047	376,177	377,367
Pool# BD7122
4.00%, 4/1/2047	2,659,392	2,711,917
Pool# AS9467
4.00%, 4/1/2047	781,149	799,997
Pool# AS9562
3.00%, 5/1/2047	161,174	157,188
Pool# BM3237
3.50%, 5/1/2047	834,180	842,091
Pool# AS9577
3.50%, 5/1/2047	316,331	316,809
Pool# BM1268
4.00%, 5/1/2047	708,310	725,565
Pool# BE3670
3.50%, 6/1/2047	725,503	726,150
Pool# AS9794
3.50%, 6/1/2047	332,899	334,004
Pool# AS9747
4.00%, 6/1/2047	2,009,898	2,061,689
Pool# BM3549
4.00%, 6/1/2047	898,485	917,040
Pool# BE3702
4.00%, 6/1/2047	476,870	486,276
Pool# BM1295
4.50%, 6/1/2047	352,692	367,375
Pool# BE9624
4.50%, 6/1/2047	62,517	64,787
Pool# BM3801
3.00%, 7/1/2047	1,578,027	1,539,008
Pool# AS9938
3.50%, 7/1/2047	282,592	284,012
Pool# BM1551
3.50%, 7/1/2047	277,591	278,469
Pool# AS9909
3.50%, 7/1/2047	152,645	153,128
Pool# BM1492
4.00%, 7/1/2047	1,591,093	1,629,989
Pool# AS9973
4.00%, 7/1/2047	207,027	211,095
Pool# 890673
3.00%, 8/1/2047	776,529	757,468
Pool# MA3087
3.50%, 8/1/2047	1,174,780	1,175,828
Pool# BH7375
3.50%, 8/1/2047	332,962	333,259
Pool# BM1658
3.50%, 8/1/2047	264,167	264,716
Pool# BH2597
4.00%, 8/1/2047	1,202,298	1,225,920
Pool# CA0123
4.00%, 8/1/2047	1,017,041	1,043,248
Pool# BH5359
4.00%, 8/1/2047	606,220	619,276

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# CA0407
3.50%, 9/1/2047	$1,097,131	$1,097,429
Pool# BM3556
4.00%, 9/1/2047	244,675	251,912
Pool# CA0265
4.00%, 9/1/2047	196,806	200,668
Pool# CA0487
3.50%, 10/1/2047	2,636,823	2,636,994
Pool# BM1959
3.50%, 10/1/2047	705,464	709,008
Pool# CA0493
4.00%, 10/1/2047	1,364,762	1,391,508
Pool# CA0549
4.00%, 10/1/2047	1,057,969	1,078,702
Pool# BM3015
4.00%, 10/1/2047	307,223	315,741
Pool# CA0623
4.50%, 10/1/2047	181,322	187,898
Pool# CA0693
3.50%, 11/1/2047	1,590,396	1,590,505
Pool# CA0680
3.50%, 11/1/2047	366,221	368,061
Pool# BM3358
3.50%, 11/1/2047	317,016	320,696
Pool# CA0696
4.00%, 11/1/2047	2,456,948	2,505,097
Pool# BM3191
4.00%, 11/1/2047	432,753	441,440
Pool# CA0808
4.00%, 11/1/2047	398,331	406,137
Pool# BM3379
3.00%, 12/1/2047	1,089,609	1,066,095
Pool# BJ2492
3.50%, 12/1/2047	848,681	848,739
Pool# MA3211
4.00%, 12/1/2047	2,734,097	2,790,197
Pool# BJ1699
4.00%, 12/1/2047	485,917	497,381
Pool# BH7040
4.50%, 12/1/2047	133,212	138,044
Pool# CA0991
3.50%, 1/1/2048	669,126	672,487
Pool# CA1015
4.00%, 1/1/2048	989,298	1,008,686
Pool# CA1025
4.50%, 1/1/2048	1,830,167	1,896,550
Pool# CA1189
3.50%, 2/1/2048	5,312,546	5,312,983
Pool# BH9280
3.50%, 2/1/2048	1,533,262	1,538,117
Pool# CA1242
3.50%, 2/1/2048	303,341	305,242
Pool# MA3277
4.00%, 2/1/2048	64,767	66,035
Pool# BJ8271
4.50%, 2/1/2048	922,500	968,386
Pool# BJ8270
4.50%, 2/1/2048	519,456	544,103
Pool# BK1586
4.50%, 2/1/2048	417,812	436,734

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BJ8269
4.50%, 2/1/2048	$408,499	$427,877
Pool# BK1972
4.50%, 3/1/2048	165,827	172,608
Pool# BJ0640
5.00%, 3/1/2048	66,078	69,281
Pool# CA1510
3.50%, 4/1/2048	482,149	482,133
Pool# CA1531
3.50%, 4/1/2048	225,233	226,645
Pool# CA1551
4.00%, 4/1/2048	3,988,414	4,066,545
Pool# CA1560
4.50%, 4/1/2048	458,655	477,791
Pool# BJ2681
5.00%, 4/1/2048	228,046	238,913
Pool# MA3348
5.00%, 4/1/2048	40,165	42,131
Pool# BM4024
3.50%, 5/1/2048	150,870	151,800
Pool# MA3358
4.50%, 5/1/2048	1,165,539	1,207,598
Pool# MA3374
5.00%, 5/1/2048	94,283	98,884
Pool# CA1898
4.50%, 6/1/2048	446,549	468,021
Pool# CA1951
4.00%, 7/1/2048	976,035	995,156
Pool# CA1988
4.50%, 7/1/2048	263,904	273,387
Pool# BK6577
4.50%, 7/1/2048	130,414	135,140
Pool# CA2376
4.00%, 9/1/2048	1,339,133	1,365,369
Pool# MA3472
5.00%, 9/1/2048	102,275	107,252
Pool# BM4664
4.50%, 10/1/2048	286,000	299,010
Pool# BF0200
3.50%, 11/1/2051	455,102	455,853
FNMA TBA
5.00%, 12/25/2020	35,000	35,585
4.50%, 12/25/2022	115,000	117,084
3.00%, 2/25/2029	178,663	178,220
2.50%, 1/25/2033	2,200,000	2,148,480
3.50%, 1/25/2033	637,000	644,651
4.00%, 1/25/2033	614,000	628,487
4.00%, 9/25/2043	5,433,750	5,539,029
2.50%, 1/25/2048	30,000	28,324
3.00%, 1/25/2048	254,000	247,575
3.50%, 1/25/2048	8,050	8,049
4.50%, 1/25/2048	8,591,000	8,895,880
GNMA I Pool
Pool# 279461
9.00%, 11/15/2019	36	36
Pool# 376510
7.00%, 5/15/2024	916	954
Pool# 457801
7.00%, 8/15/2028	2,621	2,778
Pool# 486936
6.50%, 2/15/2029	1,369	1,533

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 502969
6.00%, 3/15/2029	$3,751	$4,024
Pool# 487053
7.00%, 3/15/2029	1,928	2,058
Pool# 781014
6.00%, 4/15/2029	3,234	3,516
Pool# 509099
7.00%, 6/15/2029	3,363	3,417
Pool# 470643
7.00%, 7/15/2029	13,154	13,658
Pool# 434505
7.50%, 8/15/2029	58	58
Pool# 416538
7.00%, 10/15/2029	169	169
Pool# 524269
8.00%, 11/15/2029	6,160	6,170
Pool# 781124
7.00%, 12/15/2029	9,755	11,122
Pool# 507396
7.50%, 9/15/2030	44,218	45,468
Pool# 531352
7.50%, 9/15/2030	2,722	2,778
Pool# 536334
7.50%, 10/15/2030	189	192
Pool# 540659
7.00%, 1/15/2031	866	874
Pool# 486019
7.50%, 1/15/2031	975	1,000
Pool# 535388
7.50%, 1/15/2031	596	605
Pool# 537406
7.50%, 2/15/2031	380	382
Pool# 528589
6.50%, 3/15/2031	34,930	37,617
Pool# 508473
7.50%, 4/15/2031	4,218	4,423
Pool# 544470
8.00%, 4/15/2031	2,719	2,724
Pool# 781287
7.00%, 5/15/2031	4,657	5,283
Pool# 781319
7.00%, 7/15/2031	1,397	1,618
Pool# 485879
7.00%, 8/15/2031	9,301	10,250
Pool# 572554
6.50%, 9/15/2031	46,974	50,587
Pool# 781328
7.00%, 9/15/2031	4,580	5,272
Pool# 555125
7.00%, 9/15/2031	687	691
Pool# 550991
6.50%, 10/15/2031	1,125	1,212
Pool# 571267
7.00%, 10/15/2031	1,148	1,267
Pool# 574837
7.50%, 11/15/2031	2,131	2,163
Pool# 555171
6.50%, 12/15/2031	1,354	1,458
Pool# 781380
7.50%, 12/15/2031	1,419	1,665

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 781481
7.50%, 1/15/2032	$6,737	$7,875
Pool# 580972
6.50%, 2/15/2032	197	212
Pool# 781401
7.50%, 2/15/2032	4,082	4,814
Pool# 781916
6.50%, 3/15/2032	70,521	78,611
Pool# 552474
7.00%, 3/15/2032	5,084	5,649
Pool# 781478
7.50%, 3/15/2032	2,626	3,085
Pool# 781429
8.00%, 3/15/2032	4,572	5,458
Pool# 781431
7.00%, 4/15/2032	16,762	19,480
Pool# 552616
7.00%, 6/15/2032	41,864	46,197
Pool# 570022
7.00%, 7/15/2032	15,554	17,551
Pool# 595077
6.00%, 10/15/2032	8,896	9,683
Pool# 596657
7.00%, 10/15/2032	4,289	4,360
Pool# 552903
6.50%, 11/15/2032	129,817	141,146
Pool# 552952
6.00%, 12/15/2032	5,844	6,270
Pool# 602102
6.00%, 2/15/2033	15,962	17,125
Pool# 588192
6.00%, 2/15/2033	5,659	6,071
Pool# 553144
5.50%, 4/15/2033	28,037	30,336
Pool# 604243
6.00%, 4/15/2033	12,611	13,721
Pool# 611526
6.00%, 5/15/2033	8,986	9,640
Pool# 553320
6.00%, 6/15/2033	34,045	37,042
Pool# 573916
6.00%, 11/15/2033	35,983	38,604
Pool# 604788
6.50%, 11/15/2033	82,092	89,714
Pool# 781688
6.00%, 12/15/2033	42,628	46,405
Pool# 604875
6.00%, 12/15/2033	33,710	36,647
Pool# 781690
6.00%, 12/15/2033	17,123	19,041
Pool# 781699
7.00%, 12/15/2033	6,513	7,287
Pool# 621856
6.00%, 1/15/2034	35,381	37,959
Pool# 564799
6.00%, 3/15/2034	59,394	63,735
Pool# 630038
6.50%, 8/15/2034	68,402	73,868
Pool# 781804
6.00%, 9/15/2034	49,107	53,453

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 781847
6.00%, 12/15/2034	$37,229	$40,528
Pool# 486921
5.50%, 2/15/2035	13,088	14,161
Pool# 781902
6.00%, 2/15/2035	39,906	43,427
Pool# 781933
6.00%, 6/15/2035	5,350	5,805
Pool# 649513
5.50%, 10/15/2035	310,031	332,485
Pool# 649510
5.50%, 10/15/2035	195,016	210,809
Pool# 652207
5.50%, 3/15/2036	45,946	48,786
Pool# 655519
5.00%, 5/15/2036	21,426	22,275
Pool# 652539
5.00%, 5/15/2036	18,157	18,931
Pool# 606308
5.50%, 5/15/2036	31,059	33,581
Pool# 606314
5.50%, 5/15/2036	7,560	8,028
Pool# 657912
6.50%, 8/15/2036	5,042	5,429
Pool# 697957
4.50%, 3/15/2039	1,372,831	1,434,249
Pool# 704630
5.50%, 7/15/2039	55,165	58,795
Pool# 710724
4.50%, 8/15/2039	517,909	540,744
Pool# 722292
5.00%, 9/15/2039	842,071	892,410
Pool# 782803
6.00%, 11/15/2039	412,059	442,146
Pool# 736666
4.50%, 4/15/2040	1,129,706	1,179,947
Pool# 733312
4.00%, 9/15/2040	82,601	85,420
Pool# 742235
4.00%, 12/15/2040	236,164	243,479
Pool# 755959
4.00%, 1/15/2041	192,282	199,295
Pool# 755958
4.00%, 1/15/2041	190,707	197,142
Pool# 742244
4.00%, 1/15/2041	188,098	194,499
Pool# 759075
4.00%, 1/15/2041	185,380	192,138
Pool# 753826
4.00%, 1/15/2041	79,411	82,120
Pool# 690662
4.00%, 1/15/2041	66,312	68,575
Pool# 719486
4.00%, 1/15/2041	31,118	32,083
Pool# 759207
4.00%, 2/15/2041	340,517	352,793
Pool# 757557
4.00%, 2/15/2041	43,308	44,761
Pool# 757555
4.00%, 2/15/2041	40,865	42,293

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 738107
4.00%, 3/15/2041	$524,093	$540,574
Pool# 778869
4.00%, 2/15/2042	308,525	318,070
Pool# 783745
3.50%, 3/15/2043	1,234,600	1,249,271
Pool# AD8789
3.50%, 3/15/2043	800,273	809,799
Pool# AD2254
3.50%, 3/15/2043	142,516	143,861
Pool# AA6403
3.00%, 5/15/2043	1,181,527	1,172,177
Pool# AD2411
3.50%, 5/15/2043	668,546	674,857
Pool# 783781
3.50%, 6/15/2043	467,313	472,889
Pool# 784015
3.00%, 7/15/2043	219,455	216,972
Pool# 784459
3.00%, 12/15/2046	653,951	644,663
Pool# 784355
4.00%, 12/15/2046	334,882	343,788
Pool# 784500
3.00%, 2/15/2047	848,132	836,430
Pool# 784458
3.50%, 12/15/2047	1,559,987	1,576,962
GNMA II Pool
Pool# 3851
5.50%, 5/20/2036	523,064	557,926
Pool# 4245
6.00%, 9/20/2038	207,911	224,217
Pool# 4559
5.00%, 10/20/2039	543,447	578,437
Pool# 4715
5.00%, 6/20/2040	137,402	147,770
Pool# 4747
5.00%, 7/20/2040	1,632,835	1,741,924
Pool# 4771
4.50%, 8/20/2040	1,447,617	1,519,004
Pool# 4802
5.00%, 9/20/2040	1,013,026	1,074,931
Pool# 4834
4.50%, 10/20/2040	348,095	365,267
Pool# 737727
4.00%, 12/20/2040	1,797,677	1,852,529
Pool# 737730
4.00%, 12/20/2040	562,010	579,235
Pool# 4923
4.50%, 1/20/2041	526,109	552,074
Pool# 4978
4.50%, 3/20/2041	79,679	83,611
Pool# 5017
4.50%, 4/20/2041	863,553	906,183
Pool# 5056
5.00%, 5/20/2041	259,473	275,196
Pool# 5082
4.50%, 6/20/2041	321,223	337,036
Pool# 5175
4.50%, 9/20/2041	347,989	365,091
Pool# 675523
3.50%, 3/20/2042	350,064	352,619

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# 5332
4.00%, 3/20/2042	$360,989	$372,838
Pool# MA0392
3.50%, 9/20/2042	1,758,913	1,778,954
Pool# MA0534
3.50%, 11/20/2042	2,541,150	2,570,083
Pool# MA0698
3.00%, 1/20/2043	1,299,784	1,290,723
Pool# MA0852
3.50%, 3/20/2043	1,304,288	1,324,765
Pool# MA0934
3.50%, 4/20/2043	1,205,762	1,219,485
Pool# AF1001
3.50%, 6/20/2043	850,509	857,504
Pool# MA1376
4.00%, 10/20/2043	635,291	655,339
Pool# AJ9335
3.50%, 10/20/2044	124,626	125,536
Pool# MA2754
3.50%, 4/20/2045	1,214,912	1,225,002
Pool# MA2824
2.50%, 5/20/2045	943,505	906,130
Pool# MA2825
3.00%, 5/20/2045	2,531,240	2,501,334
Pool# AM4381
3.50%, 5/20/2045	1,127,975	1,135,019
Pool# MA2891
3.00%, 6/20/2045	4,274,461	4,223,518
Pool# AO1103
3.50%, 9/20/2045	1,766,335	1,779,100
Pool# AO1099
3.50%, 9/20/2045	749,592	754,995
Pool# MA3106
4.00%, 9/20/2045	342,465	352,259
Pool# MA3172
3.00%, 10/20/2045	658,818	650,763
Pool# MA3173
3.50%, 10/20/2045	479,748	483,733
Pool# MA3174
4.00%, 10/20/2045	41,387	42,529
Pool# MA3243
3.00%, 11/20/2045	1,212,871	1,197,790
Pool# MA3244
3.50%, 11/20/2045	1,224,120	1,235,796
Pool# MA3309
3.00%, 12/20/2045	2,147,820	2,120,893
Pool# MA3310
3.50%, 12/20/2045	898,128	904,093
Pool# MA3377
4.00%, 1/20/2046	181,852	186,915
Pool# 784119
3.00%, 2/20/2046	2,285,993	2,262,633
Pool# MA3521
3.50%, 3/20/2046	3,404,533	3,431,763
Pool# MA3522
4.00%, 3/20/2046	1,258,307	1,294,824
Pool# MA3596
3.00%, 4/20/2046	777,237	767,012
Pool# MA3597
3.50%, 4/20/2046	974,125	981,766

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA3662
3.00%, 5/20/2046	$1,949,764	$1,924,410
Pool# MA3735
3.00%, 6/20/2046	2,231,800	2,201,065
Pool# MA3736
3.50%, 6/20/2046	5,819,238	5,862,196
Pool# MA3802
3.00%, 7/20/2046	3,249,984	3,205,721
Pool# MA3804
4.00%, 7/20/2046	203,721	209,393
Pool# MA3873
3.00%, 8/20/2046	4,748,128	4,682,728
Pool# MA3876
4.50%, 8/20/2046	186,584	194,635
Pool# MA3936
3.00%, 9/20/2046	3,717,688	3,668,186
Pool# MA3939
4.50%, 9/20/2046	29,498	30,918
Pool# MA4004
3.50%, 10/20/2046	2,675,442	2,693,545
Pool# MA4006
4.50%, 10/20/2046	575,185	603,121
Pool# MA4069
3.50%, 11/20/2046	73,064	73,549
Pool# MA4070
4.00%, 11/20/2046	129,453	133,449
Pool# MA4071
4.50%, 11/20/2046	42,622	44,850
Pool# MA4126
3.00%, 12/20/2046	6,968,587	6,868,287
Pool# MA4127
3.50%, 12/20/2046	1,608,855	1,619,540
Pool# MA4194
2.50%, 1/20/2047	1,327,007	1,271,113
Pool# MA4196
3.50%, 1/20/2047	465,259	468,349
Pool# MA4261
3.00%, 2/20/2047	1,689,678	1,665,251
Pool# MA4262
3.50%, 2/20/2047	7,478,847	7,528,517
Pool# MA4264
4.50%, 2/20/2047	55,074	57,670
Pool# MA4321
3.50%, 3/20/2047	6,554,708	6,598,241
Pool# MA4382
3.50%, 4/20/2047	697,242	701,872
Pool# AZ1974
3.50%, 4/20/2047	574,782	578,882
Pool# MA4384
4.50%, 4/20/2047	82,319	85,614
Pool# MA4512
4.50%, 6/20/2047	191,667	198,457
Pool# MA4585
3.00%, 7/20/2047	132,949	130,995
Pool# MA4587
4.00%, 7/20/2047	730,354	748,533
Pool# MA4652
3.50%, 8/20/2047	1,614,954	1,625,680
Pool# BC1888
3.50%, 8/20/2047	991,666	998,867

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# 784471
3.50%, 8/20/2047	$797,662	$802,785
Pool# MA4653
4.00%, 8/20/2047	264,971	271,492
Pool# 784408
3.50%, 10/20/2047	326,169	328,803
Pool# MA4780
4.50%, 10/20/2047	76,651	79,366
Pool# MA4836
3.00%, 11/20/2047	1,421,278	1,400,024
Pool# MA4837
3.50%, 11/20/2047	822,108	827,568
Pool# MA4838
4.00%, 11/20/2047	5,913,356	6,058,868
Pool# MA4900
3.50%, 12/20/2047	1,079,285	1,086,453
Pool# 784421
3.50%, 12/20/2047	453,776	458,241
Pool# MA4962
3.50%, 1/20/2048	5,328,936	5,364,328
Pool# MA5078
4.00%, 3/20/2048	5,373,724	5,505,958
Pool# 784480
3.50%, 4/20/2048	644,327	649,770
Pool# 784479
3.50%, 4/20/2048	404,463	408,486
Pool# 784481
3.50%, 4/20/2048	224,551	225,369
Pool# MA5137
4.00%, 4/20/2048	1,866,779	1,912,716
Pool# BD4034
4.00%, 4/20/2048	429,624	441,346
Pool# MA5138
4.50%, 4/20/2048	983,973	1,019,004
Pool# MA5192
4.00%, 5/20/2048	681,028	697,786
Pool# MA5331
4.50%, 7/20/2048	875,903	906,993
Pool# MA5399
4.50%, 8/20/2048	1,544,949	1,599,788
Pool# MA5529
4.50%, 10/20/2048	781,000	808,667
Pool# BJ2692
4.00%, 11/20/2048	350,470	359,004
Pool# MA5597
5.00%, 11/20/2048	99,820	104,053
Pool# MA5711
4.50%, 1/20/2049	648,000	670,933
GNMA TBA
4.50%, 9/15/2039	575,000	594,979
4.00%, 6/15/2041	1,000,000	1,024,562
4.50%, 10/20/2041	3,522,000	3,644,376
3.50%, 4/15/2042	818,000	823,464
3.00%, 11/15/2042	1,005,000	990,278
4.00%, 6/20/2044	13,079,000	13,391,670
3.50%, 12/20/2044	2,358,000	2,372,553
2.50%, 8/20/2045	73,000	69,915

Total Mortgage-Backed Securities (cost $628,887,843)		623,371,457

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Municipal Bonds 0.8%

	Principal Amount	Value

California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/1/2044	$100,000	$142,416
Bay Area Toll Authority, RB, Series F-2, 6.26%, 4/1/2049	250,000	340,245
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 6.00%, 11/1/2040	100,000	122,817
Los Angeles Community College District, GO, 6.75%, 8/1/2049	300,000	433,761
Los Angeles County Public Works Financing Authority, RB, Series B, 7.62%, 8/1/2040	75,000	109,541
Los Angeles Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	200,000	277,326
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	420,000	540,502
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	100,000	131,088
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	235,554
State of California, GO
7.55%, 4/1/2039	1,810,000	2,592,915
7.63%, 3/1/2040	425,000	605,111
University of California, RB
Series F, 5.95%, 5/15/2045	300,000	372,546
Series H, 6.55%, 5/15/2048	150,000	197,783
Series F, 6.58%, 5/15/2049	200,000	264,542
Series AQ, 4.77%, 5/15/2115	150,000	154,227

		6,520,374

Connecticut 0.1%
State of Connecticut, GO, Series A, 5.85%, 3/15/2032	500,000	572,050

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	499,000	547,682

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/1/2040	300,000	383,247
State of Illinois, GO
4.95%, 6/1/2023	160,000	162,455
5.10%, 6/1/2033	1,445,000	1,377,706

		1,923,408

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/1/2021	500,000	512,190

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 2/15/2020 (g)	650,000	624,000
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	125,000	151,409

Municipal Bonds (continued)

	Principal Amount	Value

New Jersey (continued)
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	$790,000	$1,113,110
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	294,740

		2,183,259

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	460,000	652,984
New York City Municipal Water Finance Authority, RB, Series AA, 5.44%, 6/15/2043	300,000	363,579
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/1/2038	500,000	586,280
New York State Dormitory Authority, State Personal Income Tax Revenue, Series F, 5.63%, 3/15/2039	250,000	296,790
Port Authority of New York & New Jersey, RB, 6.04%, 12/1/2029	620,000	752,785

		2,652,418

Ohio 0.0%†
American Municipal Power Inc., RB, Series E, 6.27%, 2/15/2050	165,000	204,765
JobsOhio Beverage System, RB, Series B, 4.53%, 1/1/2035	100,000	106,723
Ohio State University (The), RB, Series C, 4.91%, 6/1/2040	150,000	173,571

		485,059

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 1/1/2050	100,000	126,745

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/1/2044	200,000	259,418
State of Texas, GO, Series A, 4.63%, 4/1/2033	350,000	380,971
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	150,000	170,387
University of Texas System, RB
Series A, 5.26%, 7/1/2039	260,000	315,310
Series C, 4.79%, 8/15/2046	200,000	222,526

		1,348,612

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 8/1/2040	200,000	232,168

Total Municipal Bonds (cost $14,961,762)		17,103,965

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Supranational 1.3%

	Principal Amount	Value

Asian Development Bank
1.75%, 1/10/2020	$2,000,000	$1,983,102
1.63%, 5/5/2020	1,500,000	1,480,677
1.63%, 8/26/2020	500,000	492,111
1.88%, 2/18/2022	500,000	489,117
2.75%, 3/17/2023	1,000,000	1,003,257
Corp. Andina de Fomento, 4.38%, 6/15/2022	350,000	362,232
European Bank for Reconstruction & Development, 1.63%, 5/5/2020 (a)	2,000,000	1,973,238
European Investment Bank
1.38%, 6/15/2020 (a)	500,000	491,254
1.63%, 8/14/2020 (a)	500,000	492,227
4.00%, 2/16/2021 (a)	500,000	513,081
2.00%, 3/15/2021	1,000,000	987,670
2.38%, 5/13/2021	2,000,000	1,989,422
1.38%, 9/15/2021 (a)	2,000,000	1,936,370
2.25%, 3/15/2022	500,000	494,058
2.50%, 3/15/2023 (a)	500,000	496,360
2.38%, 5/24/2027 (a)	2,000,000	1,920,551
Inter-American Development Bank
1.38%, 7/15/2020 (a)	750,000	736,228
2.13%, 11/9/2020	750,000	743,000
1.88%, 3/15/2021	500,000	492,569
1.75%, 4/14/2022	500,000	486,319
2.50%, 1/18/2023 (a)	2,000,000	1,987,564
6.80%, 10/15/2025	413,000	505,441
International Bank for Reconstruction & Development
1.38%, 5/24/2021	1,000,000	972,474
2.13%, 12/13/2021	2,000,000	1,974,538
2.00%, 1/26/2022	750,000	736,826
1.63%, 2/10/2022 (a)	500,000	484,729
7.63%, 1/19/2023	973,000	1,154,001
International Finance Corp.
1.63%, 7/16/2020 (a)	500,000	492,680
1.13%, 7/20/2021 (a)	1,000,000	964,290

Total Supranational (cost $29,001,162)		28,835,386

U.S. Government Agency Securities 1.5%
FFCB, 2.85%, 09/20/2021	945,000	952,081
FHLB
2.38%, 3/30/2020	5,000,000	4,989,110
3.63%, 6/11/2021	3,500,000	3,585,235
2.75%, 12/13/2024	1,000,000	994,255
3.25%, 11/16/2028	480,000	488,098
5.50%, 7/15/2036	1,500,000	1,928,662
FHLMC
1.13%, 8/12/2021 (a)	4,169,000	4,026,450
2.38%, 1/13/2022 (a)	6,000,000	5,976,108
6.75%, 9/15/2029 (a)	557,000	743,353
6.25%, 7/15/2032	1,245,000	1,662,386
FNMA
1.25%, 8/17/2021	1,000,000	968,376
2.38%, 1/19/2023 (a)	2,000,000	1,985,032
6.25%, 5/15/2029	2,500,000	3,205,930
Tennessee Valley Authority, 4.88%, 01/15/2048	500,000	613,278

Total U.S. Government Agency Securities (cost $31,787,375)		32,118,354

U.S. Treasury Obligations 37.2%

	Principal Amount	Value

U.S. Treasury Bonds
7.63%, 11/15/2022	$2,000,000	$2,374,922
6.25%, 8/15/2023	6,000,000	6,969,375
6.88%, 8/15/2025	449,000	565,442
6.00%, 2/15/2026	4,042,000	4,931,240
6.50%, 11/15/2026	3,000,000	3,822,656
6.38%, 8/15/2027 (a)	1,000,000	1,284,922
6.13%, 11/15/2027	4,000,000	5,082,031
5.25%, 2/15/2029	200,000	244,461
5.38%, 2/15/2031 (a)	4,000,000	5,081,875
5.00%, 5/15/2037 (a)	305,000	400,312
4.38%, 2/15/2038 (a)	250,000	306,240
4.25%, 5/15/2039 (a)	1,500,000	1,809,551
4.50%, 8/15/2039	1,080,000	1,345,866
4.38%, 11/15/2039	300,000	367,805
4.63%, 2/15/2040	5,000,000	6,336,719
4.38%, 5/15/2040	1,600,000	1,964,125
3.88%, 8/15/2040	1,000,000	1,148,320
4.25%, 11/15/2040	1,400,000	1,691,812
4.75%, 2/15/2041	2,600,000	3,359,789
3.75%, 8/15/2041	8,000,000	9,025,000
3.13%, 11/15/2041	7,100,000	7,269,457
3.13%, 2/15/2042	1,000,000	1,023,672
3.00%, 5/15/2042	1,000,000	1,001,094
2.75%, 8/15/2042	4,800,000	4,594,875
2.75%, 11/15/2042	1,500,000	1,434,199
3.13%, 2/15/2043	2,750,000	2,805,107
2.88%, 5/15/2043	2,000,000	1,952,422
3.63%, 2/15/2044	2,000,000	2,215,469
3.38%, 5/15/2044	500,000	532,539
3.13%, 8/15/2044	5,700,000	5,818,676
3.00%, 11/15/2044	5,500,000	5,491,621
2.50%, 2/15/2045	15,800,000	14,318,750
3.00%, 5/15/2045	5,500,000	5,489,473
2.88%, 8/15/2045	7,300,000	7,110,086
3.00%, 11/15/2045	9,100,000	9,081,160
2.50%, 2/15/2046	7,000,000	6,319,687
2.88%, 11/15/2046	6,000,000	5,833,828
3.00%, 2/15/2047	5,000,000	4,985,938
3.00%, 5/15/2047	5,500,000	5,476,367
2.75%, 8/15/2047	4,500,000	4,261,816
2.75%, 11/15/2047	3,000,000	2,838,633
3.00%, 2/15/2048 (a)	1,500,000	1,491,973
3.00%, 8/15/2048 (a)	1,500,000	1,492,910
3.38%, 11/15/2048 (a)	6,500,000	6,950,938
U.S. Treasury Notes
1.38%, 2/29/2020	6,000,000	5,916,094
2.25%, 2/29/2020 (a)	9,700,000	9,660,973
1.13%, 3/31/2020 (a)	5,000,000	4,913,086
1.38%, 3/31/2020 (a)	15,000,000	14,779,687
1.38%, 4/30/2020	4,800,000	4,726,125
3.50%, 5/15/2020	14,400,000	14,579,438
1.88%, 6/30/2020	1,000,000	990,078
1.50%, 7/15/2020	8,000,000	7,874,688
1.63%, 7/31/2020	5,000,000	4,929,102
2.00%, 7/31/2020	7,000,000	6,942,305
2.63%, 8/15/2020	4,710,000	4,716,623
1.38%, 8/31/2020	5,000,000	4,905,664
2.00%, 9/30/2020	5,000,000	4,955,664
2.75%, 9/30/2020	20,000,000	20,075,000
1.38%, 10/31/2020	5,000,000	4,898,438

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (Continued)
1.75%, 10/31/2020	$6,000,000	$5,917,969
2.63%, 11/15/2020	15,300,000	15,328,090
2.00%, 11/30/2020	1,000,000	990,742
1.88%, 12/15/2020	12,000,000	11,857,031
1.75%, 12/31/2020	9,100,000	8,970,254
2.38%, 12/31/2020 (a)	1,000,000	997,773
1.38%, 1/31/2021	4,000,000	3,908,281
2.13%, 1/31/2021	5,000,000	4,961,523
2.25%, 2/15/2021 (a)	10,000,000	9,945,703
3.63%, 2/15/2021	9,000,000	9,208,125
1.25%, 3/31/2021	5,000,000	4,867,188
2.25%, 4/30/2021 (a)	12,000,000	11,943,750
3.13%, 5/15/2021	6,000,000	6,089,063
1.38%, 5/31/2021	3,000,000	2,922,891
2.25%, 7/31/2021	8,200,000	8,154,516
2.13%, 8/15/2021	1,500,000	1,486,348
1.13%, 9/30/2021	5,000,000	4,822,461
2.13%, 9/30/2021	5,000,000	4,952,539
1.25%, 10/31/2021	5,000,000	4,833,203
1.88%, 11/30/2021	4,000,000	3,934,375
2.00%, 12/31/2021 (a)	6,000,000	5,917,969
1.50%, 1/31/2022	3,000,000	2,914,336
1.75%, 2/28/2022	3,000,000	2,934,609
1.88%, 2/28/2022	13,000,000	12,763,867
1.75%, 3/31/2022	20,500,000	20,040,351
1.75%, 4/30/2022	7,000,000	6,837,852
1.88%, 4/30/2022	2,500,000	2,452,148
1.75%, 5/15/2022	4,000,000	3,906,094
1.75%, 5/31/2022	6,000,000	5,857,500
2.13%, 6/30/2022 (a)	11,500,000	11,363,437
2.00%, 7/31/2022 (a)	10,500,000	10,326,914
1.88%, 8/31/2022 (a)	10,000,000	9,785,938
1.75%, 9/30/2022 (a)	22,500,000	21,905,859
1.88%, 10/31/2022	6,000,000	5,865,938
2.00%, 10/31/2022	5,000,000	4,911,328
1.63%, 11/15/2022	1,300,000	1,258,512
2.00%, 11/30/2022	8,500,000	8,345,273
2.13%, 12/31/2022	15,500,000	15,281,426
1.75%, 1/31/2023	7,600,000	7,380,016
2.00%, 2/15/2023	6,000,000	5,883,047
1.50%, 2/28/2023	7,000,000	6,725,195
2.63%, 2/28/2023	5,000,000	5,025,391
1.50%, 3/31/2023	8,500,000	8,159,336
2.75%, 4/30/2023	5,000,000	5,051,367
1.75%, 5/15/2023	5,000,000	4,844,922
1.63%, 5/31/2023	2,000,000	1,926,797
2.75%, 8/31/2023	14,000,000	14,156,953
1.38%, 9/30/2023	3,500,000	3,322,949
1.63%, 10/31/2023	10,000,000	9,598,047
2.75%, 11/15/2023	5,000,000	5,054,688
2.13%, 11/30/2023 (a)	12,500,000	12,274,414
2.75%, 2/15/2024	2,500,000	2,526,758
2.50%, 5/15/2024	7,000,000	6,987,148
2.00%, 5/31/2024	3,800,000	3,697,281
2.13%, 7/31/2024	6,500,000	6,358,574
2.38%, 8/15/2024	24,353,000	24,129,447
2.13%, 9/30/2024	4,000,000	3,908,750
2.25%, 11/15/2024	550,000	540,525
2.13%, 11/30/2024	3,800,000	3,709,008

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (Continued)
2.00%, 2/15/2025	$4,200,000	$4,062,680
2.13%, 5/15/2025	8,300,000	8,076,937
2.00%, 8/15/2025 (a)	21,000,000	20,245,312
2.25%, 11/15/2025	8,500,000	8,312,402
1.63%, 2/15/2026	8,500,000	7,956,797
1.63%, 5/15/2026 (a)	3,000,000	2,801,484
1.50%, 8/15/2026	6,000,000	5,535,000
2.25%, 2/15/2027	11,200,000	10,875,375
2.38%, 5/15/2027	10,700,000	10,475,969
2.25%, 8/15/2027	10,000,000	9,677,734
2.25%, 11/15/2027	20,000,000	19,319,531
2.75%, 2/15/2028	4,000,000	4,020,625
2.88%, 8/15/2028	8,000,000	8,123,750

Total U.S. Treasury Obligations (cost $830,155,322)		822,271,503

Repurchase Agreements 2.5%
Bank of America NA 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,667, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $10,200,000. (h)(i)	10,000,000	10,000,000
Citigroup Global Markets Ltd. 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,681, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $5,100,000. (h)(i)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc. 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $18,872,726, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $19,246,973. (h)(i)	18,869,581	18,869,581
NatWest Markets Securities, Inc. 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $4,001,929, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $4,081,689. (h)(i)	4,000,000	4,000,000
NatWest Markets Securities, Inc. 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $6,002,940, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $6,121,566. (h)(i)	6,000,000	6,000,000

Statement of Investments (Continued)

December 31, 2018

NVIT Bond Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $11,001,834, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $11,220,003. (h)(i)	$11,000,000	$11,000,000

Total Repurchase Agreements (cost $54,869,581)		54,869,581

Total Investments (cost $2,275,496,326) — 101.8%		2,247,301,211

Liabilities in excess of other assets — (1.8)%		(39,670,680)

NET ASSETS — 100.0%		$2,207,630,531

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $234,187,274, which was collateralized by cash used to purchase repurchase agreements with a total value of $54,869,581 and by $185,660,809 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/15/2019 – 11/15/2048, a total value of $240,530,390.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of December 31, 2018.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.

(e)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $8,328,103 which represents 0.38% of net assets.

(f)	Investment in affiliate.
(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $54,869,581.

(i)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%. & Asset Types

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2018

NVIT Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value* (cost $65,477)	$106,050
Investment securities of unaffiliated issuers, at value** (cost $2,220,561,268)	2,192,325,580
Repurchase agreements, at value (cost $54,869,581)	54,869,581
Cash	73,072,161
Interest receivable	13,962,988
Security lending income receivable	19,640
Receivable for investments sold	19,786,722
Receivable for capital shares issued	129,886
Prepaid expenses	3,574

Total Assets	2,354,276,182

Liabilities:
Payable for investments purchased	86,897,519
Payable for capital shares redeemed	4,304,115
Payable upon return of securities loaned (Note 2)	54,869,581
Accrued expenses and other payables:
Investment advisory fees	342,988
Fund administration fees	96,808
Administrative servicing fees	28,887
Accounting and transfer agent fees	14,960
Trustee fees	813
Custodian fees	22,324
Compliance program costs (Note 3)	2,280
Professional fees	38,046
Printing fees	10,583
Other	16,747

Total Liabilities	146,645,651

Net Assets	$2,207,630,531

Represented by:
Capital	$2,246,126,170
Total distributable earnings (loss)	(38,495,639)

Net Assets	$2,207,630,531

Net Assets:
Class I Shares	$243,014,363
Class Y Shares	1,964,616,168

Total	$2,207,630,531

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	24,092,552
Class Y Shares	194,464,459

Total	218,557,011

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.09
Class Y Shares	$10.10

*	Includes value of affiliated securities on loan of $101,000 (Note 2).
**	Includes value of unaffiliated securities on loan of $234,086,274 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 2018

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$64,292,341
Dividend income from unaffiliated issuers	1,316,908
Income from securities lending (Note 2)	255,484
Interest income from affiliated issuers	7,088

Total Income	65,871,821

EXPENSES:
Investment advisory fees	4,198,678
Fund administration fees	675,511
Administrative servicing fees Class I Shares	376,088
Professional fees	149,503
Printing fees	20,207
Trustee fees	69,460
Custodian fees	90,578
Accounting and transfer agent fees	58,581
Compliance program costs (Note 3)	9,403
Other	47,515

Total Expenses	5,695,524

NET INVESTMENT INCOME	60,176,297

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	(12,735,856)
Closed short positions in securities (Note 2)	4,560

Net realized losses	(12,731,296)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(12,000)
Investment securities of unaffiliated issuers	(57,388,996)
TBA Sale Commitments	(236)

Net change in unrealized appreciation/depreciation	(57,401,232)

Net realized/unrealized losses	(70,132,528)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,956,231)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$60,176,297	$52,361,002
Net realized gains (losses)	(12,731,296)	4,423,085
Net change in unrealized appreciation/depreciation	(57,401,232)	17,656,420

Change in net assets resulting from operations	(9,956,231)	74,440,507

Distributions to Shareholders From:
Distributable earnings:
Class I	(6,559,517)	(5,955,594	)(a)
Class Y	(57,051,129)	(52,745,348	)(a)

Change in net assets from shareholder distributions	(63,610,646)	(58,700,942)

Change in net assets from capital transactions	(117,337,579)	127,566,103

Change in net assets	(190,904,456)	143,305,668

Net Assets:
Beginning of year	2,398,534,987	2,255,229,319

End of year	$2,207,630,531	$2,398,534,987	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$48,212,387	$117,950,818
Dividends reinvested	6,559,517	5,955,594
Cost of shares redeemed	(56,066,795)	(36,849,744)

Total Class I Shares	(1,294,891)	87,056,668

Class Y Shares
Proceeds from shares issued	86,858,699	142,874,305
Dividends reinvested	57,051,129	52,745,348
Cost of shares redeemed	(259,952,516)	(155,110,218)

Total Class Y Shares	(116,042,688)	40,509,435

Change in net assets from capital transactions	$(117,337,579)	$127,566,103

Statements of Changes in Net Assets (Continued)

	NVIT Bond Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	4,711,349	11,170,977
Reinvested	655,845	569,745
Redeemed	(5,488,835)	(3,518,976)

Total Class I Shares	(121,641)	8,221,746

Class Y Shares
Issued	8,509,741	13,587,818
Reinvested	5,692,495	5,034,718
Redeemed	(25,505,225)	(14,687,849)

Total Class Y Shares	(11,302,989)	3,934,687

Total change in shares	(11,424,630)	12,156,433

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $5,622,788 and $49,511,025 for Class I and Class Y, respectively and net realized gains of $332,806 and $3,234,323 for Class I and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $4,763,866.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$10.41	0.25	(0.29)	(0.04)	(0.27)	(0.01)	(0.28)	$10.09	(0.36%	)	$243,014,363	0.38%	2.46%	0.38%	155.75%
Year Ended December 31, 2017	$10.34	0.22	0.11	0.33	(0.24)	(0.02)	(0.26)	$10.41	3.12%		$252,173,721	0.38%	2.13%	0.38%	204.04%
Year Ended December 31, 2016	$10.37	0.22	0.01	0.23	(0.24)	(0.02)	(0.26)	$10.34	2.26%		$165,391,094	0.38%	2.03%	0.38%	167.32%
Year Ended December 31, 2015	$10.69	0.21	(0.20)	0.01	(0.21)	(0.12)	(0.33)	$10.37	0.14%		$138,704,554	0.38%	1.96%	0.38%	283.08%
Period Ended December 31, 2014 (f)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%		$58,120,434	0.37%	2.01%	0.37%	288.75%

Class Y Shares
Year Ended December 31, 2018	$10.43	0.27	(0.30)	(0.03)	(0.29)	(0.01)	(0.30)	$10.10	(0.31%	)	$1,964,616,168	0.23%	2.61%	0.23%	155.75%
Year Ended December 31, 2017	$10.35	0.24	0.11	0.35	(0.25)	(0.02)	(0.27)	$10.43	3.33%		$2,146,361,266	0.23%	2.28%	0.23%	204.04%
Year Ended December 31, 2016	$10.38	0.23	0.02	0.25	(0.26)	(0.02)	(0.28)	$10.35	2.40%		$2,089,838,225	0.23%	2.18%	0.23%	167.32%
Year Ended December 31, 2015	$10.69	0.23	(0.20)	0.03	(0.22)	(0.12)	(0.34)	$10.38	0.35%		$2,188,545,481	0.23%	2.11%	0.23%	283.08%
Year Ended December 31, 2014	$10.35	0.24	0.37	0.61	(0.27)	-	(0.27)	$10.69	5.88%		$1,931,010,828	0.23%	2.21%	0.23%	288.75%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA

Notes to Financial Statements (Continued)

December 31, 2018

and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 2 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $54,869,581, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

Notes to Financial Statements (Continued)

December 31, 2018

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
Citigroup Global Markets Ltd.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	18,869,581	—	18,869,581	(18,869,581)	—
NatWest Markets Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Pershing LLC	11,000,000	—	11,000,000	(11,000,000)	—
Total	$54,869,581	$—	$54,869,581	$(54,869,581)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the

Notes to Financial Statements (Continued)

December 31, 2018

Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $675,511 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs

Notes to Financial Statements (Continued)

December 31, 2018

related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $9,403.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the year ended December 31, 2018, the effective rate for administrative service fee was 0.15% for Class I shares, for a total amount of $376,088.

4. Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Amortization(a) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Financial Services, Inc.	$105,000	117,600	—	—	—	450	(12,000)	106,050	7,088	—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Amortization is included in Dividend/Interest Income.

5. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the

Notes to Financial Statements (Continued)

December 31, 2018

Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6. Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $3,568,042,133 and sales of $3,670,704,102 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2018, the Fund had purchases of $225,582,791 and sales of $273,348,820 of U.S. Government securities (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the

Notes to Financial Statements (Continued)

December 31, 2018

credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs

Notes to Financial Statements (Continued)

December 31, 2018

are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

TBA Commitments

TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management

Notes to Financial Statements (Continued)

December 31, 2018

program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$63,610,646	$—	$63,610,646	$—	$63,610,646

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,134,893	$3,566,049	$58,700,942	$—	$58,700,942

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,822,396	$—	$4,822,396	$(15,223,732)	$(28,094,303)	$(38,495,639)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,275,395,514	$20,922,351	$(49,016,654)	$(28,094,303)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(15,223,732)	Unlimited

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Bond Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

Annual Report

December 31, 2018

NVIT Government Bond Fund

AR-GB 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Government Bond Fund

For the annual period ended December 31, 2018, the NVIT Government Bond Fund (Class I) registered -0.05% versus 0.83% for its benchmark, the ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Intermediate Government (consisting of 35 funds as of December 31, 2018), was 0.45% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s annual reporting period began with optimism over the passage of U.S. tax reform, which initially drove credit spreads tighter and interest rates higher. The friendly tone was quickly dashed as the tax cut-related repatriation of overseas cash led to a negative technical in the credit markets resulting in very slack demand, which drove spreads wider. It also led to a violent correction in equities early in 2018 that was accompanied by an existential market event in equity index options and VIX-related ETFs. In addition, the Trump administration created a fair amount of market uncertainty with the imposition of tariffs on several countries, most notably China. While U.S. equities and credit markets recovered from the early year swoon, the rest of the world, especially emerging markets, did not fare so well.

Buoyed by tax cuts, the U.S. economy posted very strong numbers, with a 4.2% gross domestic product (GDP) print in the second quarter of 2018 and an unemployment rate that slipped to the lowest levels in almost 50 years. Consumer confidence and small-business optimism are at or near multi-decade highs, while inflation and wage growth are well contained. The economic strength led the Federal Reserve (Fed) to raise rates four times over the reporting period, in a year marked by rising rates and a flattening yield curve. Ultimately, risk assets ended the period on a bit of a soft note, as stocks gave back roughly half their gains, and interest rates and credit spreads ended near their highs for the year.

Ten-year Treasuries began the reporting period at 2.41%, reached 3.24% based on a more hawkish Fed tone after the September 2018 Federal Open Market Committee (FOMC) meeting, and settled at 2.69% to end 2018. This late rally in rates was sparked by the risk-off environment in the last quarter of 2018. However, credit spreads remained and finished year-to-date wider. Investment-grade credit spreads widened 54 basis points (bps) during 2018, from 0.89% to 1.43%, while 30-year agency mortgage-backed securities (MBS) widened 20 bps from 0.73% over comparable-duration Treasuries to 0.93%.

Detractors from Fund Performance

On a relative basis, the Fund underperformed the benchmark by 88 bps during the 12-month reporting period. The Fund was short duration in December in anticipation of higher yields, which detracted from performance as the risk-off environment led to another rally in rates. The Fund’s MBS portfolio, which has an up-in-coupon bias, also underperformed on the year, especially in December when higher coupons underperformed lower coupons. The Fund gave back some of the positive contribution from yield curve positioning in the fourth quarter of 2018 when the yield curve steepened as the Fed became much more dovish and future rate hikes were effectively priced out of the market.

Contributors to Fund Performance

The Fund’s positioning for a flatter yield curve throughout most of 2018 contributed positively to performance as the yield curve flattened significantly on the back of four Fed rate hikes. The Fund’s positioning for a flatter yield curve was based on the belief that the Fed would be more aggressive with its tightening campaign than what was priced into the market for 2018. In early January, we added a small position in short-maturity Treasury inflation-protected securities (TIPS) in anticipation of an increase in inflation (which materialized). This position was gradually sold in favor of agency debentures. The out-of-benchmark exposure to agency debentures was maintained on a view of better relative value.

3

Fund Commentary (cont.)	NVIT Government Bond Fund

During the 12-month reporting period, the Fund employed derivatives, specifically U.S. Treasury futures, to manage duration exposure. Futures are an efficient means by which the portfolio managers hedge the Fund’s exposure to changes in interest rates. As rates rose throughout the reporting period, the use of these derivatives contributed to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA; and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Government Bond Fund

Asset Allocation†

U.S. Government Agency Securities	29.2%
Mortgage-Backed Securities	29.2%
U.S. Treasury Obligations	14.4%
Collateralized Mortgage Obligations	10.6%
Corporate Bonds	5.9%
Repurchase Agreements	5.2%
Foreign Government Securities	4.2%
Asset-Backed Securities	1.9%
Futures	0.1%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Holdings††

Tennessee Valley Authority, 7.13%, 5/1/2030	6.8%
FHLMC, 4.00%, 2/1/2048	6.5%
FNMA, 2.50%, 9/25/2042	5.9%
FFCB, 2.43%, 9/13/2027	5.0%
FHLMC, 4.00%, 5/1/2048	4.4%
FHLMC, 4.00%, 1/1/2048	4.3%
FFCB, 2.54%, 4/5/2021	3.6%
FHLB, 1.63%, 6/14/2019	3.5%
Private Export Funding Corp., 3.25%, 6/15/2025	3.4%
U.S. Treasury Bonds, 2.50%, 2/15/2046	3.2%
Other Holdings*	53.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	(0.05)%	1.43%	2.05%
Class II	(0.25)%	1.19%	1.80%
Class IV	0.04%	1.45%	2.06%
Class Y	0.19%	N/A	1.24%	[2]
ICE BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index	0.83%	2.21%	2.17%
CPI	1.91%	1.51%	1.80%

N/A	— Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.71%	0.70%
Class II	0.96%	0.95%
Class IV	0.71%	0.70%
Class Y	0.56%	0.55%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the ICE BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,015.60	3.56	0.70
	Hypothetical	(b)(c)	1,000.00	1,021.68	3.57	0.70
Class II Shares	Actual	(b)	1,000.00	1,014.60	4.82	0.95
	Hypothetical	(b)(c)	1,000.00	1,020.42	4.84	0.95
Class IV Shares	Actual	(b)	1,000.00	1,016.60	3.56	0.70
	Hypothetical	(b)(c)	1,000.00	1,021.68	3.57	0.70
Class Y Shares	Actual	(b)	1,000.00	1,016.20	2.69	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Government Bond Fund

Asset-Backed Securities 1.9%

	Principal Amount	Value

Automobiles 1.9%
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	$3,055,556	$3,059,373
NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.69%, 10/16/2023 (a)	4,999,999	5,039,965

Total Asset-Backed Securities (cost $8,054,354)		8,099,338

Collateralized Mortgage Obligations 10.6%
FHLMC REMICS
Series 2985, Class JR, 4.50%, 6/15/2025	3,174,200	3,240,586
Series 2922, Class GA, 5.50%, 5/15/2034	369,959	374,481
FNMA REMICS
Series 2003-64, Class HQ, 5.00%, 7/25/2023	1,077,757	1,101,155
Series 1993-149, Class M, 7.00%, 8/25/2023	270,286	286,849
Series 2005-40, Class YG, 5.00%, 5/25/2025	3,106,005	3,185,254
Series 2015-92, Class PA, 2.50%, 12/25/2041	6,596,446	6,449,315
Series 2013-59, Class MX, 2.50%, 9/25/2042	25,279,613	24,723,016
Series 2015-88, Class JA, 2.50%, 12/25/2045	4,900,974	4,761,772

Total Collateralized Mortgage Obligations (cost $45,281,447)		44,122,428

Corporate Bonds 5.9%
Diversified Financial Services 5.9%
Private Export Funding Corp.,
Series II, 2.05%, 11/15/2022	5,000,000	4,880,065
Series GG, 2.45%, 7/15/2024	5,500,000	5,426,454
Series NN, 3.25%, 6/15/2025 (b)	14,000,000	14,279,538

Total Corporate Bonds (cost $24,381,238)		24,586,057

Foreign Government Securities 4.2%
JORDAN 0.5%
Hashemite Kingdom of Jordan, 2.58%, 6/30/2022	2,000,000	1,992,316

UNITED STATES 3.7%
Iraq Government AID Bond, 2.15%, 1/18/2022	10,000,000	9,819,200
Ukraine Government AID Bond, 1.47%, 9/29/2021	6,000,000	5,799,426

		15,618,626

Total Foreign Government Securities (cost $17,979,267)		17,610,942

Mortgage-Backed Securities 29.2%

	Principal Amount	Value

FHLMC Gold Pool
Pool# V83452 4.00%, 9/1/2047	$10,687,219	$10,900,419
Pool# V83909 4.00%, 1/1/2048	17,836,350	18,190,622
Pool# Q54414 4.00%, 2/1/2048	27,009,929	27,541,163
Pool# G08814 4.00%, 5/1/2048	18,180,978	18,538,544
FHLMC Non Gold Pool# 847558, 4.68%, 6/1/2035 (c)	1,437,341	1,531,940
FNMA Pool
Pool# 874142 5.56%, 12/1/2021	10,304,631	10,951,598
Pool# 745684 4.36%, 4/1/2034 (c)	2,781,225	2,902,433
Pool# 790760 4.42%, 9/1/2034 (c)	1,154,993	1,199,062
Pool# 799144 3.91%, 4/1/2035 (c)	316,629	334,343
Pool# 822705 4.02%, 4/1/2035 (c)	409,028	427,688
Pool# 815217 4.05%, 5/1/2035 (c)	766,128	794,447
Pool# 783609 4.14%, 5/1/2035 (c)	512,744	538,372
Pool# 821377 4.22%, 5/1/2035 (c)	862,632	894,850
Pool# 826181 4.37%, 7/1/2035 (c)	1,313,287	1,371,162
Pool# 873932 6.31%, 8/1/2036	6,821,099	7,278,849
Pool# 745866 4.34%, 9/1/2036 (c)	3,986,955	4,189,508
Pool# CA1564 4.50%, 4/1/2048	7,596,148	7,869,105
GNMA I Pool
Pool# 748484 3.50%, 8/15/2025	173,784	175,918
Pool# 682492 3.50%, 10/15/2025	529,283	535,768
Pool# 719433 3.50%, 10/15/2025	380,582	385,252
Pool# 682497 3.50%, 11/15/2025	652,717	660,909
Pool# 733504 3.50%, 11/15/2025	644,023	652,033
Pool# 749618 3.50%, 11/15/2025	482,660	488,578
Pool# 740930 3.50%, 11/15/2025	322,598	326,563
Pool# 742371 3.50%, 11/15/2025	142,213	143,960
Pool# 750403 3.50%, 11/15/2025	141,913	143,651
Pool# 705178 3.50%, 11/15/2025	99,248	100,471
Pool# 755650 3.50%, 12/15/2025	1,896,704	1,920,001
Pool# 682502 3.50%, 12/15/2025	741,656	750,751

Total Mortgage-Backed Securities (cost $120,195,480)		121,737,960

9

Statement of Investments (Continued)

December 31, 2018

NVIT Government Bond Fund (Continued)

U.S. Government Agency Securities 29.2%

	Principal Amount	Value

FFCB
2.54%, 4/5/2021	$15,000,000	$14,990,925
2.75%, 11/6/2026	2,000,000	1,968,536
2.43%, 9/13/2027	22,000,000	21,012,750
3.19%, 3/9/2033	2,475,000	2,442,793
FHLB
1.63%, 6/14/2019	15,000,000	14,934,975
1.88%, 3/13/2020	10,000,000	9,914,460
2.75%, 12/11/2026	11,500,000	11,249,679
3.00%, 12/11/2026	10,000,000	10,002,190
Tennessee Valley Authority
2.25%, 3/15/2020	7,000,000	6,976,221
7.13%, 5/1/2030 (b)	20,721,000	28,538,640

Total U.S. Government Agency Securities (cost $123,153,071)		122,031,169

U.S. Treasury Obligations 14.4%
U.S. Treasury Bonds
3.13%, 11/15/2041	7,100,000	7,269,457
2.50%, 2/15/2046	15,000,000	13,542,187
U.S. Treasury Notes
1.88%, 3/31/2022	3,250,000	3,189,062
1.88%, 4/30/2022	7,000,000	6,866,016
1.63%, 11/15/2022	3,500,000	3,388,301
2.00%, 11/30/2022	12,000,000	11,781,563
2.13%, 12/31/2022 (d)	10,750,000	10,598,408
2.38%, 8/15/2024	1,000,000	990,820
2.25%, 11/15/2024	2,500,000	2,456,934

Total U.S. Treasury Obligations (cost $61,042,487)		60,082,748

Repurchase Agreements 5.2%
Bank of America NA 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $12,002,000, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $12,240,000. (e)(f)	12,000,000	12,000,000
ML Pierce Fenner & Smith, Inc. 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $844,207, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $860,947. (e)(f)	844,066	844,066
NatWest Markets Securities, Inc. 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $2,000,965, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $2,040,845. (e)(f)	2,000,000	2,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc. 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $3,001,470, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $3,060,783. (e)(f)	$3,000,000	$3,000,000
Pershing LLC 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $4,000,667, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $4,080,001. (e)(f)	4,000,000	4,000,000

Total Repurchase Agreements (cost $21,844,066)		21,844,066

Total Investments (cost $421,931,410) — 100.6%		420,114,708

Liabilities in excess of other assets — (0.6)%		(2,336,646)

NET ASSETS — 100.0%		$417,778,062

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $8,099,338 which represents 1.94% of net assets.

(b)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $28,201,452, which was collateralized by cash used to purchase repurchase agreements with a total value of $21,844,066 and by $7,058,325 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 1.88% – 7.63%, and maturity dates ranging from 8/15/2021 – 11/15/2027, a total value of $28,902,391.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2018.

(d)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $21,844,066.

10

Statement of Investments (Continued)

December 31, 2018

NVIT Government Bond Fund (Continued)

(f)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury Ultra Bond	136	3/2019	USD	21,849,250	1,155,653

					1,155,653

Short Contracts
U.S. Treasury 10 Year Note	(130)	3/2019	USD	(15,862,031)	(254,003)
U.S. Treasury 10 Year Ultra Note	(151)	3/2019	USD	(19,641,797)	(620,486)

					(874,489)

					281,164

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2018

NVIT Government Bond Fund
Assets:
Investment securities, at value* (cost $400,087,344)	$398,270,642
Repurchase agreements, at value (cost $21,844,066)	21,844,066
Cash	18,259,993
Interest receivable	1,725,422
Security lending income receivable	4,331
Receivable for investments sold	8,332
Receivable for capital shares issued	242,968
Prepaid expenses	604

Total Assets	440,356,358

Liabilities:
Payable for capital shares redeemed	377,928
Payable for variation margin on futures contracts	40,812
Payable upon return of securities loaned (Note 2)	21,844,066
Accrued expenses and other payables:
Investment advisory fees	163,170
Fund administration fees	30,555
Distribution fees	1,079
Administrative servicing fees	69,139
Accounting and transfer agent fees	728
Trustee fees	124
Custodian fees	6,935
Compliance program costs (Note 3)	399
Professional fees	20,072
Printing fees	12,842
Other	10,447

Total Liabilities	22,578,296

Net Assets	$417,778,062

Represented by:
Capital	$435,014,254
Total distributable earnings (loss)	(17,236,192)

Net Assets	$417,778,062

Net Assets:
Class I Shares	$400,283,738
Class II Shares	5,399,181
Class IV Shares	12,086,580
Class Y Shares	8,563

Total	$417,778,062

12

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Government Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	38,221,629
Class II Shares	517,604
Class IV Shares	1,154,752
Class Y Shares	818

Total	39,894,803

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.47
Class II Shares	$10.43
Class IV Shares	$10.47
Class Y Shares	$10.47

*	Includes value of securities on loan of $28,201,452 (Note 2).

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2018

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$11,341,164
Income from securities lending (Note 2)	30,476

Total Income	11,371,640

EXPENSES:
Investment advisory fees	1,948,930
Fund administration fees	169,434
Distribution fees Class II Shares	8,117
Administrative servicing fees Class I Shares	571,967
Administrative servicing fees Class II Shares	4,870
Administrative servicing fees Class IV Shares	18,866
Professional fees	45,079
Printing fees	34,123
Trustee fees	11,862
Custodian fees	18,519
Accounting and transfer agent fees	2,782
Compliance program costs (Note 3)	1,597
Other	12,292

Total expenses before fees waived	2,848,438

Investment advisory fees waived (Note 3)	(59,577)

Net Expenses	2,788,861

NET INVESTMENT INCOME	8,582,779

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(3,131,865)
Expiration or closing of futures contracts (Note 2)	208,430

Net realized losses	(2,923,435)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(6,063,119)
Futures contracts (Note 2)	281,164

Net change in unrealized appreciation/depreciation	(5,781,955)

Net realized/unrealized losses	(8,705,390)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(122,611)

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Government Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$8,582,779	$8,383,413
Net realized losses	(2,923,435)	(1,129,290)
Net change in unrealized appreciation/depreciation	(5,781,955)	1,754,224

Change in net assets resulting from operations	(122,611)	9,008,347

Distributions to Shareholders From:
Distributable earnings:
Class I	(8,428,393)	(8,644,950	)(a)
Class II	(100,845)	(50,134	)(a)
Class IV	(267,931)	(283,171	)(a)
Class Y	(198)	(242	)(a)

Change in net assets from shareholder distributions	(8,797,367)	(8,978,497)

Change in net assets from capital transactions	11,836,312	(33,593,370)

Change in net assets	2,916,334	(33,563,520)

Net Assets:
Beginning of year	414,861,728	448,425,248

End of year	$417,778,062	$414,861,728	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$61,387,275	$49,053,466
Dividends reinvested	8,428,393	8,644,950
Cost of shares redeemed	(59,694,136)	(90,729,353)

Total Class I Shares	10,121,532	(33,030,937)

Class II Shares
Proceeds from shares issued	3,378,218	848,659
Dividends reinvested	100,845	50,134
Cost of shares redeemed	(747,396)	(764,176)

Total Class II Shares	2,731,667	134,617

Class IV Shares
Proceeds from shares issued	1,389,400	998,660
Dividends reinvested	267,931	283,171
Cost of shares redeemed	(2,672,416)	(1,979,123)

Total Class IV Shares	(1,015,085)	(697,292)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	198	242
Cost of shares redeemed	(2,000)	–

Total Class Y Shares	(1,802)	242

Change in net assets from capital transactions	$11,836,312	$(33,593,370)

15

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	5,844,077	4,525,802
Reinvested	812,602	804,108
Redeemed	(5,683,482)	(8,365,325)

Total Class I Shares	973,197	(3,035,415)

Class II Shares
Issued	325,083	78,559
Reinvested	9,765	4,671
Redeemed	(71,367)	(70,529)

Total Class II Shares	263,481	12,701

Class IV Shares
Issued	132,333	92,281
Reinvested	25,833	26,343
Redeemed	(254,920)	(182,870)

Total Class IV Shares	(96,754)	(64,246)

Class Y Shares
Issued	–	–
Reinvested	19	23
Redeemed	(189)	–

Total Class Y Shares	(170)	23

Total change in shares	1,139,754	(3,086,937)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $672,017.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$10.71	0.23	(0.24)	(0.01)	(0.23)	(0.23)	$10.47	(0.05%	)	$400,283,738	0.70%	2.16%	0.72%	40.81%
Year Ended December 31, 2017	$10.72	0.21	0.01	0.22	(0.23)	(0.23)	$10.71	2.08%		$398,748,423	0.69%	1.93%	0.71%	46.88%
Year Ended December 31, 2016	$10.86	0.20	(0.12)	0.08	(0.22)	(0.22)	$10.72	0.74%		$431,740,671	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.07	0.18	(0.19)	(0.01)	(0.20)	(0.20)	$10.86	(0.11%	)	$466,960,399	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.80	0.19	0.30	0.49	(0.22)	(0.22)	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%

Class II Shares
Year Ended December 31, 2018	$10.68	0.20	(0.23)	(0.03)	(0.22)	(0.22)	$10.43	(0.25%	)	$5,399,181	0.95%	1.94%	0.96%	40.81%
Year Ended December 31, 2017	$10.69	0.18	0.02	0.20	(0.21)	(0.21)	$10.68	1.83%		$2,713,275	0.94%	1.67%	0.96%	46.88%
Year Ended December 31, 2016	$10.83	0.17	(0.12)	0.05	(0.19)	(0.19)	$10.69	0.48%		$2,580,784	0.94%	1.55%	0.95%	32.76%
Year Ended December 31, 2015	$11.04	0.15	(0.19)	(0.04)	(0.17)	(0.17)	$10.83	(0.37%	)	$2,349,620	0.93%	1.36%	0.94%	18.76%
Year Ended December 31, 2014	$10.77	0.16	0.30	0.46	(0.19)	(0.19)	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%

Class IV Shares
Year Ended December 31, 2018	$10.70	0.23	(0.23)	–	(0.23)	(0.23)	$10.47	0.04%		$12,086,580	0.70%	2.16%	0.72%	40.81%
Year Ended December 31, 2017	$10.71	0.21	0.01	0.22	(0.23)	(0.23)	$10.70	2.08%		$13,389,452	0.69%	1.92%	0.71%	46.88%
Year Ended December 31, 2016	$10.85	0.20	(0.12)	0.08	(0.22)	(0.22)	$10.71	0.74%		$14,093,445	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.06	0.18	(0.19)	(0.01)	(0.20)	(0.20)	$10.85	(0.11%	)	$15,364,532	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.79	0.19	0.30	0.49	(0.22)	(0.22)	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%

Class Y Shares
Year Ended December 31, 2018	$10.70	0.24	(0.22)	0.02	(0.25)	(0.25)	$10.47	0.19%		$8,563	0.54%	2.30%	0.54%	40.81%
Year Ended December 31, 2017	$10.72	0.23	–	0.23	(0.25)	(0.25)	$10.70	2.15%		$10,578	0.52%	2.09%	0.52%	46.88%
Year Ended December 31, 2016	$10.86	0.22	(0.12)	0.10	(0.24)	(0.24)	$10.72	0.91%		$10,348	0.53%	1.95%	0.53%	32.76%
Year Ended December 31, 2015	$11.07	0.20	(0.19)	0.01	(0.22)	(0.22)	$10.86	0.05%		$10,258	0.53%	1.77%	0.53%	18.76%
Period Ended December 31, 2014 (g)	$10.94	0.13	0.15	0.28	(0.15)	(0.15)	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

18

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

19

Notes to Financial Statements (Continued)

December 31, 2018

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$8,099,338	$—	$8,099,338
Collateralized Mortgage Obligations	—	44,122,428	—	44,122,428
Corporate Bonds	—	24,586,057	—	24,586,057
Foreign Government Securities	—	17,610,942	—	17,610,942
Futures Contracts	1,155,653	—	—	1,155,653
Mortgage-Backed Securities	—	121,737,960	—	121,737,960
Repurchase Agreements	—	21,844,066	—	21,844,066
U.S. Government Agency Securities	—	122,031,169	—	122,031,169
U.S. Treasury Obligations	—	60,082,748	—	60,082,748
Total Assets	$1,155,653	$420,114,708	$—	$421,270,361
Liabilities:
Futures Contracts	$(874,489)	$—	$—	$(874,489)
Total Liabilities	$(874,489)	$—	$—	$(874,489)
Total	$281,164	$420,114,708	$—	$420,395,872

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

20

Notes to Financial Statements (Continued)

December 31, 2018

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Interest rate risk	Unrealized appreciation from futures contracts	$1,155,653
Total		$1,155,653
Liabilities:
Futures Contracts (a)
Interest rate risk	Unrealized depreciation from futures contracts	(874,489)
Total		$(874,489)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

21

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$208,430
Total	$208,430

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$281,164
Total	$281,164

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$18,455,933
Average Notional Balance Short	$23,592,991

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $21,844,066, which was comprised of cash.

22

Notes to Financial Statements (Continued)

December 31, 2018

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

23

Notes to Financial Statements (Continued)

December 31, 2018

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$12,000,000	$—	$12,000,000	$(12,000,000)	$—
ML Pierce Fenner & Smith, Inc.	844,066	—	844,066	(844,066)	—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Pershing LLC	4,000,000	—	4,000,000	(4,000,000)	—
Total	$21,844,066	$—	$21,844,066	$(21,844,066)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received

24

Notes to Financial Statements (Continued)

December 31, 2018

are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to paydown reclasses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and

25

Notes to Financial Statements (Continued)

December 31, 2018

procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $59,577, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.49%, and after contractual fee waivers was 0.48%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $558,930.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $169,434 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative

26

Notes to Financial Statements (Continued)

December 31, 2018

net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,597.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $595,703.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

27

Notes to Financial Statements (Continued)

December 31, 2018

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $160,050,457 and sales of $163,205,276 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2018, the Fund had purchases of $21,787,095 and sales of $87,789,365 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by

28

Notes to Financial Statements (Continued)

December 31, 2018

Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

29

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment

30

Notes to Financial Statements (Continued)

December 31, 2018

as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,797,367	$—	$8,797,367	$—	$8,797,367

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Ordinary Income*
$8,978,497	$—	$8,978,497	$—	$8,978,497

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$738,674	$—	$738,674	$(16,157,884)	$(1,816,982)	$(17,236,192)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$422,212,573	$3,832,475	$(5,649,176)	$(1,816,701)
As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

31

Notes to Financial Statements (Continued)

December 31, 2018

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(16,157,884)	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Government Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

34

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

35

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

36

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

37

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

39

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

40

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

42

Annual Report

December 31, 2018

NVIT Short Term Bond Fund

AR-STB 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Short Term Bond Fund

For the annual period ended December 31, 2018, the NVIT Short Term Bond Fund (Class Y) returned 1.10% versus 1.60% for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Short-Term Bond (consisting of 54 funds as of December 31, 2018), was 0.95% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s annual reporting period began with optimism over the passage of U.S. tax reform, which initially drove credit spreads tighter and interest rates higher. The friendly tone was quickly dashed as the tax cut-related repatriation of overseas cash led to a negative technical in the credit markets resulting in very slack demand, which drove spreads wider. It also led to a violent correction in equities early in 2018 that was accompanied by a sharp rise in equity volatility. In addition, the Trump administration created a fair amount of market uncertainty with the imposition of tariffs on several countries, most notably China. While U.S. equities and credit markets recovered from the early year swoon, the rest of the world, especially emerging markets, did not fare as well.

Buoyed by tax cuts, the U.S. economy posted very strong numbers, with a 4.2% gross domestic product (GDP) print in the second quarter of 2018 and an unemployment rate that slipped to the lowest levels in almost 50 years. Consumer confidence and small-business optimism reached multi-decade highs, while inflation and wage growth were well contained. The economic strength led the Federal Reserve (Fed) to raise rates four times over the Fund’s reporting period, in a year marked by rising rates and a flattening yield curve.

Ultimately, risk assets were routed in the fourth quarter of 2018 amid concerns about the United States/China trade war, rising corporate leverage, continued Fed rate hikes, and weakening global growth. The S&P 500® Index dropped more than 13% in the fourth quarter and ended the year down over 4%, while investment-grade credit spreads widened 43 basis points (bps) for the quarter and ended the year 54 bps wider. Two-year Treasuries began the period at 1.88%, reached 2.97% in early November based on hawkish comments by Fed Chairman Jerome Powell, and rallied sharply to 2.49% to end 2018 during the risk-off phase.

Detractors from Fund Performance

On a relative basis, the Fund underperformed the benchmark by 50 basis points during the 12-month reporting period. Government securities, the Fund’s largest underweight position, also constituted the Fund’s biggest detractor from performance. The risk-off environment late in the year caused the Fed to consider a pause in its rate-hiking cycle. This change in tone, continued geopolitical risk, and moderating U.S. economic growth saw the market go from pricing in more than two Fed rate hikes in 2019 to pricing in a possible ease. This had a negative impact on some of the Fund’s front-end rate positions. While investment-grade credit contributed to overall relative performance for the year, the overweight to credit also detracted from performance in the latter portion of 2018.

During the reporting period, the Fund employed derivatives, specifically Treasury and eurodollar futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. The use of these derivatives detracted from performance.

Contributors to Fund Performance

The Fund’s positioning for a flatter yield curve and being underweight to duration for a majority of 2018, contributed to performance. The Fund’s overweight positioning in corporate credit, taxable municipals, and securitized assets were positive contributors to performance. The overweight positions in asset-backed securities (ABS) (primarily collateralized loan obligations), non-agency mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) were based on the view that the

3

Fund Commentary (cont.)	NVIT Short Term Bond Fund

consumer was in solid shape in terms of employment, while household balance sheets remained strong.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation†

U.S. Treasury Obligations	32.8%
Corporate Bonds	32.8%
Asset-Backed Securities	23.9%
Collateralized Mortgage Obligations	4.8%
Commercial Mortgage-Backed Securities	2.4%
Mortgage-Backed Securities	0.8%
Loan Participations	0.7%
Repurchase Agreements	0.6%
Futures	(0.2)%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries††

Banks	10.0%
Oil, Gas & Consumable Fuels	4.6%
Automobiles	1.6%
Health Care Providers & Services	1.6%
Diversified Telecommunication Services	1.4%
Capital Markets	1.3%
Insurance	1.2%
Beverages	1.1%
Pharmaceuticals	0.8%
Food Products	0.8%
Other Industries*	75.6%
100.0%

Top Holdings††

U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	4.3%
U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026	4.3%
U.S. Treasury Notes, 1.75%, 11/30/2021	3.8%
U.S. Treasury Notes, 2.00%, 5/31/2024	2.7%
U.S. Treasury Notes, 2.38%, 8/15/2024	2.7%
U.S. Treasury Notes, 2.38%, 4/15/2021	1.4%
NRZ Advance Receivables Trust, 3.11%, 12/15/2050	1.4%
U.S. Treasury Notes, 2.63%, 7/31/2020	1.2%
Wells Fargo & Co., 2.93%, 4/22/2019	1.1%
Toronto-Dominion Bank (The), 2.86%, 1/18/2019	1.1%
Other Holdings*	76.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.98%	1.27%	2.18%
Class II	0.82%	1.00%	1.93%
Class Y	1.10%	1.41%	2.33%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	1.60%	1.03%	1.52%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.54%
Class II	0.79%
Class Y	0.39%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Short Term Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. 1-3 Year Government (Govt)/Credit Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,008.80	2.73	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class II Shares	Actual	(b)	1,000.00	1,008.20	4.00	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79
Class Y Shares	Actual	(b)	1,000.00	1,010.00	1.98	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Short Term Bond Fund

Asset-Backed Securities 23.9%

	Principal Amount	Value

Airlines 1.6%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$8,914,608	$8,631,124
American Airlines Pass-Through Trust
Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	3,157,768	3,181,451
Series 2015-1, Class B, 3.70%, 5/1/2023	2,722,824	2,625,347
Series 2015-2, Class B, 4.40%, 9/22/2023	3,691,934	3,620,680
Series 2016-3, Class B, 3.75%, 10/15/2025 (b)	3,190,658	3,062,664
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	9,143,519	8,938,332

		30,059,598

Automobiles 4.9%
Credit Acceptance Auto Loan Trust
Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	3,558,515	3,542,142
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	12,500,000	12,390,818
Drive Auto Receivables Trust, Series 2018-4, Class A1, 2.45%, 9/16/2019	2,506,207	2,505,530
First Investors Auto Owner Trust
Series 2016-2A, Class A2, 1.87%, 11/15/2021 (a)	1,660,595	1,651,518
Series 2017-1A, Class A2, 2.20%, 3/15/2022 (a)	6,746,000	6,707,752
Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	4,600,000	4,565,188
Flagship Credit Auto Trust, Series 2015-3, Class A, 2.38%, 10/15/2020 (a)	382,983	382,692
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31%, 4/15/2026 (a)	14,450,000	14,348,612
Foursight Capital Automobile Receivables Trust
Series 2018-1, Class A2, 2.85%, 8/16/2021 (a)	2,277,867	2,273,644
Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	2,444,444	2,447,498
NextGear Floorplan Master Owner Trust
Series 2016-1A, Class A2, 2.74%, 4/15/2021 (a)	11,037,000	11,024,230
Series 2017-1A, Class A2, 2.54%, 4/18/2022 (a)	4,666,667	4,635,413
Series 2018-2A, Class A2, 3.69%, 10/16/2023 (a)	1,666,667	1,679,989
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	14,000,000	14,027,121
Santander Drive Auto Receivables Trust, Series 2018-4, Class A1, 2.41%, 8/15/2019	922,045	921,709

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
United Auto Credit Securitization Trust, Series 2018-2, Class A, 2.89%, 3/10/2021 (a)	$4,516,243	$4,510,423
Westlake Automobile Receivables Trust, Series 2018-3A, Class A1, 2.53%, 9/16/2019 (a)	2,298,563	2,297,522

		89,911,801

Credit Card 1.5%
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 9/15/2022 (b)	2,000,000	1,976,346
Series 2017-3, Class A, 1.77%, 11/15/2022	14,000,000	13,799,695
Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.92%, 4/7/2022	11,000,000	10,859,699

		26,635,740

Home Equity 1.8%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 3.61%, 10/25/2034 (c)	234,000	234,071
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-10, Class AV1, 3.27%, 12/25/2033 (c)	4,829,224	4,776,015
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 3.41%, 12/25/2034 (c)	231,098	231,247
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 3.27%, 1/25/2035 (c)	7,392,536	7,414,926
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1, 4.00%, 4/25/2057 (a)(c)	3,901,217	3,924,750
New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/2057 (a)(c)	2,634,161	2,647,534
RASC Trust, Series 2005-KS12, Class M2, 2.97%, 1/25/2036 (c)	14,555,000	14,375,700

		33,604,243

Other 14.0%
A Voce CLO Ltd., Series 2014-1A, Class A1R, 3.60%, 7/15/2026 (a)(c)	8,677,561	8,673,144
ALM VII Ltd., Series 2012-7A, Class A1R, 3.92%, 10/15/2028 (a)(c)	19,775,000	19,823,548

9

Statement of Investments (Continued)

December 31, 2018

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Alterna Funding II LLC, Series 2015-1X, Class A, Reg. S, 2.50%, 2/15/2024 (d)	$1,268,820	$1,266,441
American Homes 4 Rent Trust
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	928,543	931,888
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	4,665,310	4,632,602
AMMC CLO 22 Ltd.
Series 2018-22A, Class A, 3.52%, 4/25/2031 (a)(c)	5,000,000	4,904,425
Series 2018-22A, Class B, 3.94%, 4/25/2031 (a)(c)	5,000,000	4,795,510
AMMC CLO XIII Ltd., Series 2013-13A, Class A2LR, 4.19%, 7/24/2029 (a)(c)	9,000,000	8,798,859
AMMC CLO XIV Ltd., Series 2014-14A, Class A2LR, 4.19%, 7/25/2029 (a)(c)	8,947,368	8,746,911
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(c)	5,001,315	5,017,497
Bayview Opportunity Master Fund IVb Trust
Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(c)	6,017,824	6,030,450
Series 2017-SPL4, Class A, 3.50%, 1/28/2055 (a)(c)	3,143,233	3,115,380
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A, 3.00%, 7/25/2035 (c)	1,735,238	1,730,846
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.00%, 12/10/2023 (a)	376,971	374,851
CCG Receivables Trust
Series 2018-2, Class A1, 2.47%, 8/14/2019 (a)	3,024,140	3,022,004
Series 2017-1, Class A2, 1.84%, 11/14/2023 (a)	3,589,363	3,559,109
Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	7,500,000	7,493,071
Cedar Funding II CLO Ltd.
Series 2013-1A, Class A1R, 4.00%, 6/9/2030 (a)(c)	10,000,000	9,932,540
Series 2013-1A, Class BR, 4.52%, 6/9/2030 (a)(c)	7,000,000	6,865,327
Cedar Funding VII Clo Ltd., Series 2018-7A, Class A1, 3.47%, 1/20/2031 (a)(c)	3,000,000	2,940,777
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 3.80%, 10/17/2030 (a)(c)	8,500,000	8,471,108
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class M1, 2.77%, 1/25/2037 (c)	8,672,000	8,538,892
CNH Equipment Trust, Series 2017-A, Class A2, 1.64%, 7/15/2020	1,573,785	1,572,200

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 4.15%, 7/18/2030 (a)(c)	$4,500,000	$4,405,441
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	1,550,629	1,542,736
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	589,172	595,372
HERO Funding Trust, Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	948,138	978,350
Invitation Homes Trust, Series 2018-SFR3, Class A, 3.46%, 7/17/2037 (a)(c)	4,981,088	4,952,295
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 3.24%, 8/25/2035 (c)	7,854,487	7,854,734
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3.73%, 7/20/2026 (a)(c)	2,560,715	2,559,114
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1, Class AT1, 3.21%, 2/15/2051 (a)	3,000,000	2,993,919
NRZ Advance Receivables Trust
Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (a)	25,000,000	24,819,775
Series 2016-T5, Class AT5, 3.33%, 12/15/2051 (a)	8,000,000	7,965,912
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 (a)(e)	5,845,155	5,727,069
Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 (a)(e)	5,219,626	5,103,996
Ocwen Master Advance Receivables Trust
Series 2018-T1, Class AT1, 3.30%, 8/15/2049 (a)	3,200,000	3,198,240
Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	14,750,000	14,689,525
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.75%, 1/25/2036 (c)	1,470,000	1,468,406
Renew
Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	4,753,828	4,831,286
Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	4,129,849	4,070,631
Soundview Home Loan Trust
Series 2005-CTX1, Class M3, 2.98%, 11/25/2035 (c)	6,750,000	6,714,648
Series 2006-WF2, Class M1, 2.73%, 12/25/2036 (c)	5,000,000	4,944,758
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (a)	8,400,000	8,384,367

10

Statement of Investments (Continued)

December 31, 2018

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Soundview Home Loan Trust
Structured Asset Investment Loan Trust, Series 2005-HE2, Class M1, 3.23%, 7/25/2035 (c)	$2,227,990	$2,232,992
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.13%, 6/15/2028 (a)	4,624,050	4,614,008
TLF National Tax Lien Trust, Series 2017-1A, Class A, 3.09%, 12/15/2029 (a)	1,394,502	1,390,758

		257,275,712

Road & Rail 0.1%
Federal Express Corp. Pass-Through Trust
Series 1998 6.85%, 1/15/2019	952,754	953,755
Series 1998 6.72%, 1/15/2022	399,303	417,652
Union Pacific Railroad Co. Pass-Through Trust, Series 2000 8.00%, 1/10/2021	1,209,679	1,231,294

		2,602,701

Total Asset-Backed Securities (cost $442,413,628)		440,089,795

Collateralized Mortgage Obligations 4.8%
Chase Mortgage Trust, Series 2016-1, Class M2, 3.75%, 4/25/2045 (a)(c)	1,942,944	1,945,688
Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class A1, 3.00%, 9/25/2064 (a)(c)	3,851,039	3,818,906
CSMC Trust, Series 2012-CIM1, Class A1, 3.38%, 2/25/2042 (a)(c)	37,080	37,004
FHLMC REMICS
Series 3640, Class EL, 4.00%, 3/15/2020	94,328	94,683
Series 3616, Class PA, 4.50%, 11/15/2039	97,573	98,930
GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/2033 (e)	14,937	15,225
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 2.84%, 10/25/2035 (c)	5,146,683	5,140,603
MFA Trust, Series 2017-RPL1, Class A1, 2.59%, 2/25/2057 (a)(c)	6,817,520	6,705,105
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75%, 11/26/2035 (a)(c)	11,773,838	11,783,388
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054 (a)(c)	4,983,682	4,981,332
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(c)	2,465,852	2,464,476

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(c)	$2,379,432	$2,376,116
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(c)	6,407,398	6,447,213
Series 2017-2A, Class A3, 4.00%, 3/25/2057 (a)(c)	8,782,719	8,863,774
Series 2018-5A, Class A1, 4.75%, 12/25/2057 (a)(c)	7,814,765	8,008,116
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(c)	2,641,760	2,693,095
RALI Trust, Series 2003-QS20, Class CB, 5.00%, 11/25/2018	54,496	54,351
RCO Trust
Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(c)	4,961,139	4,870,572
Series 2018-VFS1, Class A1, 4.27%, 12/26/2053 (a)(c)	2,994,640	3,010,004
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.50%, 8/25/2047 (a)(c)	1,849,885	1,837,725
Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(c)	3,394,744	3,461,220
Series 2018-8, Class A4, 4.00%, 11/25/2048 (a)(c)	9,208,810	9,245,452

Total Collateralized Mortgage Obligations (cost $89,134,469)		87,952,978

Commercial Mortgage-Backed Securities 2.4%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	4,000,000	3,982,068
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/5/2032 (a)(c)	5,000,000	5,051,532
COMM Mortgage Trust
Series 2014-TWC, Class B, 3.99%, 2/13/2032 (a)(c)	13,000,000	12,942,326
Series 2014-TWC, Class C, 4.24%, 2/13/2032 (a)(c)	6,000,000	5,955,889
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 0.99%, 12/15/2048 (c)	22,115,384	720,011
OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.65%, 7/15/2045 (a)	16,000,000	16,268,445

Total Commercial Mortgage-Backed Securities (cost $46,095,942)		44,920,271

Corporate Bonds 32.8%
Aerospace & Defense 0.5%
United Technologies Corp.,
3.65%, 8/16/2023	10,000,000	9,960,817

Automobiles 1.6%
Daimler Finance North America LLC, (ICE LIBOR USD 3 Month + 0.62%), 3.14%, 10/30/2019 (a)(b)(f)	10,000,000	10,010,425

11

Statement of Investments (Continued)

December 31, 2018

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Automobiles (continued)
Hyundai Capital America,
2.60%, 3/19/2020 (a)(b)	$10,000,000	$9,871,159
Nissan Motor Acceptance Corp., (ICE LIBOR USD 3 Month + 0.52%), 3.30%, 9/13/2019 (a)(f)	10,000,000	9,975,636

		29,857,220

Banks 9.8%
Bank of America Corp.,
Series L, 2.60%, 1/15/2019	1,443,000	1,442,719
(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (f)	2,500,000	2,451,202
(ICE LIBOR USD 3 Month + 1.16%), 3.63%, 1/20/2023 (f)	5,000,000	4,995,685
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (f)	8,623,000	8,381,628
Capital One NA, (ICE LIBOR USD 3 Month + 0.77%), 3.54%, 9/13/2019 (f)	15,000,000	15,016,057
Citibank NA,
2.10%, 6/12/2020	15,000,000	14,751,699
Citizens Financial Group, Inc.,
3.75%, 7/1/2024	10,000,000	9,736,308
Fifth Third Bancorp,
2.30%, 3/1/2019	7,000,000	6,992,896
ING Groep NV,
3.15%, 3/29/2022 (b)	5,000,000	4,916,198
JPMorgan Chase & Co.,
2.30%, 8/15/2021 (b)	10,000,000	9,756,427
Nordea Bank Abp, (ICE LIBOR USD 3 Month + 0.62%), 3.42%, 9/30/2019 (a)(f)	17,000,000	17,034,349
Skandinaviska Enskilda Banken AB, (ICE LIBOR USD 3 Month + 0.57%), 3.35%, 9/13/2019 (a)(f)	15,000,000	15,019,057
Svenska Handelsbanken AB, (ICE LIBOR USD 3 Month + 0.49%), 3.23%, 9/6/2019 (f)	15,000,000	15,010,112
Toronto-Dominion Bank (The), (ICE LIBOR USD 3 Month + 0.42%), 2.86%, 1/18/2019 (f)	20,000,000	20,000,993
UBS Group Funding Switzerland AG,
2.65%, 2/1/2022 (a)(b)	9,000,000	8,710,881
Wells Fargo & Co.,
(ICE LIBOR USD 3 Month + 0.46%), 2.93%, 4/22/2019 (b)(f)	20,000,000	20,002,744
4.13%, 8/15/2023	7,000,000	7,041,344

		181,260,299

Beverages 1.1%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021 (b)	4,884,000	4,802,906
PepsiCo, Inc., (ICE LIBOR USD 3 Month + 0.27%), 2.68%, 10/4/2019 (f)	15,000,000	15,001,863

		19,804,769

Biotechnology 0.7%
AbbVie, Inc.,
2.50%, 5/14/2020	8,000,000	7,924,073

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Celgene Corp.,
2.88%, 8/15/2020	$5,000,000	$4,965,067

		12,889,140

Capital Markets 1.3%
FMR LLC,
7.49%, 6/15/2019 (a)	2,000,000	2,037,523
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (f)	7,000,000	6,719,931
MSCI, Inc.,
5.25%, 11/15/2024 (a)(b)	10,000,000	9,950,000
UBS AG,
2.20%, 6/8/2020 (a)	5,000,000	4,918,745

		23,626,199

Chemicals 0.7%
CF Industries, Inc.,
7.13%, 5/1/2020	2,580,000	2,657,400
Solvay Finance America LLC,
3.40%, 12/3/2020 (a)(b)	10,000,000	9,994,591

		12,651,991

Communications Equipment 0.5%
Cisco Systems, Inc., (ICE LIBOR USD 3 Month + 0.34%), 3.13%, 9/20/2019 (f)	9,000,000	9,001,768

Consumer Finance 0.8%
Ford Motor Credit Co. LLC, (ICE LIBOR USD 3 Month + 1.00%), 3.41%, 1/9/2020 (f)	10,000,000	9,897,497
Toyota Motor Credit Corp., (ICE LIBOR USD 3 Month + 0.44%), 2.88%, 10/18/2019 (f)	5,000,000	5,003,482

		14,900,979

Diversified Financial Services 0.5%
National Rural Utilities Cooperative Finance Corp.,
2.00%, 1/27/2020	10,000,000	9,905,394

Diversified Telecommunication Services 1.3%
AT&T, Inc.,
4.10%, 2/15/2028 (b)	5,102,000	4,905,960
CCO Holdings LLC,
5.13%, 2/15/2023	10,000,000	9,750,000
Verizon Communications, Inc., (ICE LIBOR USD 3 Month + 0.77%), 3.56%, 6/17/2019 (b)(f)	10,000,000	10,019,157

		24,675,117

Electric Utilities 0.7%
Evergy, Inc.,
5.29%, 6/15/2022 (e)	11,510,000	12,001,747

Equity Real Estate Investment Trusts (REITs) 0.4%
WEA Finance LLC,
2.70%, 9/17/2019 (a)	7,000,000	6,969,005

12

Statement of Investments (Continued)

December 31, 2018

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 0.8%
Mondelez International Holdings Netherlands BV, (ICE LIBOR USD 3 Month + 0.61%), 3.12%, 10/28/2019 (a)(f)	$15,000,000	$14,989,871

Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.,
2.68%, 12/15/2019	6,098,000	6,040,014

Health Care Providers & Services 1.6%
Allergan Sales LLC,
4.88%, 2/15/2021 (a)	930,000	952,578
CVS Health Corp.,
3.70%, 3/9/2023	12,000,000	11,871,541
Dignity Health,
2.64%, 11/1/2019	6,000,000	5,964,957
Laboratory Corp. of America Holdings,
2.63%, 2/1/2020 (b)	10,000,000	9,930,507

		28,719,583

Hotels, Restaurants & Leisure 0.1%
1011778 BC ULC,
5.00%, 10/15/2025 (a)	1,000,000	920,000

Household Durables 0.6%
Newell Brands, Inc.,
2.60%, 3/29/2019	10,000,000	9,983,333

Industrial Conglomerates 0.8%
Honeywell International, Inc., (ICE LIBOR USD 3 Month + 0.28%), 2.80%, 10/30/2019 (f)	10,000,000	9,998,475
Ingersoll-Rand Luxembourg Finance SA,
2.63%, 5/1/2020	5,000,000	4,951,043

		14,949,518

Insurance 1.2%
Metropolitan Life Global Funding I,
2.30%, 4/10/2019 (a)	7,000,000	6,988,075
New York Life Global Funding, (ICE LIBOR USD 3 Month + 0.39%), 2.88%, 10/24/2019 (a)(f)	15,000,000	15,004,339

		21,992,414

Media 0.7%
Charter Communications Operating LLC,
3.58%, 7/23/2020	5,000,000	4,994,609
Comcast Corp.,
3.70%, 4/15/2024 (b)	7,500,000	7,545,787

		12,540,396

Oil, Gas & Consumable Fuels 4.5%
Anadarko Petroleum Corp.,
4.85%, 3/15/2021	14,531,000	14,878,000
BP Capital Markets America, Inc.,
3.79%, 2/6/2024	5,000,000	5,053,947

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets plc,
3.81%, 2/10/2024	$5,000,000	$5,046,498
Continental Resources, Inc.,
4.50%, 4/15/2023	6,000,000	5,905,063
3.80%, 6/1/2024 (b)	4,500,000	4,260,012
Energy Transfer LP,
4.25%, 3/15/2023	9,000,000	8,662,500
5.88%, 1/15/2024 (b)	3,500,000	3,561,250
Kinder Morgan Energy Partners LP,
5.00%, 10/1/2021	6,000,000	6,169,898
Marathon Oil Corp.,
3.85%, 6/1/2025 (b)	5,000,000	4,690,568
MPLX LP,
4.50%, 7/15/2023	5,000,000	5,050,057
NGPL PipeCo LLC,
4.38%, 8/15/2022 (a)	750,000	729,375
Noble Energy, Inc.,
3.90%, 11/15/2024 (b)	7,250,000	7,022,921
Sabine Pass Liquefaction LLC,
5.75%, 5/15/2024	6,000,000	6,260,143
Williams Cos., Inc. (The),
3.90%, 1/15/2025	6,500,000	6,315,162

		83,605,394

Pharmaceuticals 0.8%
Allergan Funding SCS,
3.45%, 3/15/2022 (b)	10,000,000	9,840,427
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/2021	6,000,000	5,515,272

		15,355,699

Semiconductors & Semiconductor Equipment 0.4%
QUALCOMM, Inc.,
2.60%, 1/30/2023	8,000,000	7,698,586

Thrifts & Mortgage Finance 0.6%
BPCE SA,
4.00%, 9/12/2023 (a)	3,000,000	2,947,266
5.70%, 10/22/2023 (a)(b)	8,000,000	8,283,392

		11,230,658

Trading Companies & Distributors 0.5%
GATX Corp.,
2.60%, 3/30/2020 (b)	9,000,000	8,912,516

Total Corporate Bonds (cost $612,101,698)		604,442,427

Loan Participations 0.7%
IT Services 0.2%
First Data Corp., 1st Lien New Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.50%, 7/8/2022 (f)	3,529,825	3,384,219

Software 0.5%
TIBCO Software, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 6.01%, 12/4/2020 (f)	9,628,063	9,467,563

Total Loan Participation (cost $12,980,001)		12,851,782

13

Statement of Investments (Continued)

December 31, 2018

NVIT Short Term Bond Fund (Continued)

Mortgage-Backed Securities 0.8%

	Principal Amount	Value

FHLMC Non Gold Pool
Pool# 1Q0648 3.66%, 6/1/2037 (c)	$582,540	$606,720
Pool# 1B3601 4.82%, 10/1/2037 (c)	136,779	143,451
FNMA Pool
Pool# 747271 4.64%, 7/1/2034 (c)	411,336	431,830
Pool# 886345 4.35%, 8/1/2036 (c)	67,760	68,802
Pool# 949691 4.48%, 9/1/2037 (c)	237,651	237,366
Pool# BN0906 4.00%, 11/1/2048	12,981,861	13,252,267

Total Mortgage-Backed Securities (cost $14,650,398)		14,740,436

U.S. Treasury Obligations 32.8%
U.S. Treasury Bonds, 7.13%, 2/15/2023	5,000,000	5,895,117
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2019 (g)	15,000,000	15,957,849
0.13%, 4/15/2022 (g)	15,000,000	15,088,647
0.13%, 7/15/2022 (g)	73,000,000	77,971,488
0.63%, 1/15/2026 (g)	75,000,000	77,695,558
U.S. Treasury Notes
1.13%, 1/31/2019 (b)	10,000,000	9,990,435
1.50%, 10/31/2019	1,000,000	990,664
1.75%, 11/30/2019	15,000,000	14,882,227
1.13%, 3/31/2020 (h)	3,000,000	2,947,852
1.38%, 3/31/2020 (h)	7,000,000	6,897,187
3.50%, 5/15/2020	16,500,000	16,705,606
2.50%, 5/31/2020	9,000,000	8,991,914
2.63%, 7/31/2020 (b)	22,500,000	22,527,246
1.50%, 8/15/2020 (b)	20,000,000	19,672,656
2.63%, 8/15/2020	10,000,000	10,014,063
1.63%, 10/15/2020	1,000,000	984,414
1.75%, 11/15/2020	8,000,000	7,888,125
2.38%, 12/31/2020 (b)	17,000,000	16,962,148
2.38%, 4/15/2021	26,000,000	25,935,000
1.38%, 4/30/2021 (b)	10,000,000	9,753,125
2.63%, 5/15/2021	4,000,000	4,012,812
2.13%, 8/15/2021	8,000,000	7,927,188
1.75%, 11/30/2021	70,000,000	68,589,063
2.00%, 11/30/2022	10,000,000	9,817,969
2.13%, 12/31/2022	5,135,000	5,062,588
2.00%, 5/31/2024	51,000,000	49,621,406
2.38%, 8/15/2024	50,000,000	49,541,015
2.25%, 10/31/2024	10,000,000	9,833,203
2.25%, 11/15/2024	15,000,000	14,741,602
2.00%, 8/15/2025	15,000,000	14,460,937
2.25%, 11/15/2025	4,000,000	3,911,719

Total U.S. Treasury Obligations (cost $613,074,341)		605,270,823

Repurchase Agreements 0.6%

	Principal Amount	Value

Bank of America NA 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $4,000,667, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $4,080,000. (i)(j)	$4,000,000	$4,000,000
ML Pierce Fenner & Smith, Inc. 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $1,586,952, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $1,618,421. (i)(j)	1,586,688	1,586,688
NatWest Markets Securities, Inc. 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $1,000,483, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $1,020,422. (i)(j)	1,000,000	1,000,000
NatWest Markets Securities, Inc. 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $2,000,980, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $2,040,522. (i)(j)	2,000,000	2,000,000
Pershing LLC 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $3,000,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $3,060,001. (i)(j)	3,000,000	3,000,000

Total Repurchase Agreements (cost $11,586,688)		11,586,688

Total Investments (cost $1,842,037,165) — 98.8%		1,821,855,200

Other assets in excess of liabilities — 1.2%		22,381,905

NET ASSETS — 100.0%		$1,844,237,105

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $607,876,929 which represents 32.96% of net assets.

14

Statement of Investments (Continued)

December 31, 2018

NVIT Short Term Bond Fund (Continued)

(b)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $81,897,828, which was collateralized by cash used to purchase repurchase agreements with a total value of $11,586,688 and by $72,392,068 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 1/15/2019 - 11/15/2048, a total value of $83,978,756.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2018.

(d)	Fair valued security.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(g)	Principal amounts are not adjusted for inflation.

(h)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $11,586,688.

(j)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
3 Month Eurodollar	1,500	3/2019	USD	364,837,500	521,175
U.S. Treasury 2 Year Note	1,410	3/2019	USD	299,360,625	2,023,979

					2,545,154

Short Contracts
U.S. Treasury 10 Year Note	(447)	3/2019	USD	(54,540,984)	(1,297,336)
U.S. Treasury 5 Year Note	(2,017)	3/2019	USD	(231,324,688)	(3,597,078)
3 Month Eurodollar	(1,500)	3/2020	USD	(365,418,750)	(1,953,825)

					(6,848,239)

					(4,303,085)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2018

NVIT Short Term Bond Fund
Assets:
Investment securities, at value* (cost $1,830,450,477)	$1,810,268,512
Repurchase agreements, at value (cost $11,586,688)	11,586,688
Cash	24,897,335
Interest receivable	8,853,238
Security lending income receivable	7,432
Receivable for investments sold	469,654
Receivable for capital shares issued	654,509
Receivable for variation margin on futures contracts	479,761
Prepaid expenses	2,867

Total Assets	1,857,219,996

Liabilities:
Payable for capital shares redeemed	626,114
Payable upon return of securities loaned (Note 2)	11,586,688
Accrued expenses and other payables:
Investment advisory fees	535,745
Fund administration fees	81,632
Distribution fees	37,899
Administrative servicing fees	35,804
Accounting and transfer agent fees	3,807
Trustee fees	517
Custodian fees	17,436
Compliance program costs (Note 3)	1,887
Professional fees	31,671
Printing fees	6,524
Other	17,167

Total Liabilities	12,982,891

Net Assets	$1,844,237,105

Represented by:
Capital	$1,903,139,686
Total distributable earnings (loss)	(58,902,581)

Net Assets	$1,844,237,105

Net Assets:
Class I Shares	$104,293,702
Class II Shares	187,622,045
Class Y Shares	1,552,321,358

Total	$1,844,237,105

16

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Short Term Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	10,291,928
Class II Shares	18,593,050
Class Y Shares	153,168,588

Total	182,053,566

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.13
Class II Shares	$10.09
Class Y Shares	$10.13

*	Includes value of securities on loan of $81,897,828 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2018

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$52,305,898
Income from securities lending (Note 2)	71,795
Dividend income	2,357

Total Income	52,380,050

EXPENSES:
Investment advisory fees	6,455,705
Fund administration fees	560,255
Distribution fees Class II Shares	416,762
Administrative servicing fees Class I Shares	122,190
Administrative servicing fees Class II Shares	250,058
Professional fees	122,166
Printing fees	22,757
Trustee fees	56,218
Custodian fees	74,313
Accounting and transfer agent fees	15,002
Compliance program costs (Note 3)	7,628
Other	40,362

Total Expenses	8,143,416

NET INVESTMENT INCOME	44,236,634

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(2,202,160)
Expiration or closing of futures contracts (Note 2)	2,993,455

Net realized gains	791,295

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(18,841,083)
Futures contracts (Note 2)	(4,877,456)

Net change in unrealized appreciation/depreciation	(23,718,539)

Net realized/unrealized losses	(22,927,244)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,309,390

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$44,236,634	$31,620,993
Net realized gains (losses)	791,295	(182,099)
Net change in unrealized appreciation/depreciation	(23,718,539)	6,010,063

Change in net assets resulting from operations	21,309,390	37,448,957

Distributions to Shareholders From:
Distributable earnings:
Class I	(2,503,430)	(1,166,713	)(a)
Class II	(3,811,617)	(2,732,533	)(a)
Class Y	(39,608,569)	(34,356,111	)(a)

Change in net assets from shareholder distributions	(45,923,616)	(38,255,357)

Change in net assets from capital transactions	(42,967,920)	72,431,429

Change in net assets	(67,582,146)	71,625,029

Net Assets:
Beginning of year	1,911,819,251	1,840,194,222

End of year	$1,844,237,105	$1,911,819,251	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$47,340,431	$18,695,640
Dividends reinvested	2,503,430	1,166,713
Cost of shares redeemed	(5,233,667)	(5,838,799)

Total Class I Shares	44,610,194	14,023,554

Class II Shares
Proceeds from shares issued	50,570,895	30,200,002
Dividends reinvested	3,811,617	2,732,533
Cost of shares redeemed	(28,070,735)	(30,848,506)

Total Class II Shares	26,311,777	2,084,029

Class Y Shares
Proceeds from shares issued	34,203,327	105,943,284
Dividends reinvested	39,608,569	34,356,111
Cost of shares redeemed	(187,701,787)	(83,975,549)

Total Class Y Shares	(113,889,891)	56,323,846

Change in net assets from capital transactions	$(42,967,920)	$72,431,429

19

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	4,602,926	1,788,719
Reinvested	247,383	113,316
Redeemed	(509,073)	(560,190)

Total Class I Shares	4,341,236	1,341,845

Class II Shares
Issued	4,958,381	2,920,175
Reinvested	378,111	266,425
Redeemed	(2,748,004)	(2,979,177)

Total Class II Shares	2,588,488	207,423

Class Y Shares
Issued	3,329,872	10,204,299
Reinvested	3,913,360	3,337,212
Redeemed	(18,245,689)	(8,070,589)

Total Class Y Shares	(11,002,457)	5,470,922

Total change in shares	(4,072,733)	7,020,190

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,992,943.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$10.28	0.23	(0.13)	0.10	(0.25)	(0.25)	$10.13	0.98%		$104,293,702	0.54%	2.26%	0.54%	33.03%
Year Ended December 31, 2017	$10.28	0.16	0.04	0.20	(0.20)	(0.20)	$10.28	1.95%		$61,164,119	0.54%	1.57%	0.54%	48.64%
Year Ended December 31, 2016	$10.20	0.17	0.11	0.28	(0.20)	(0.20)	$10.28	2.75%		$47,390,443	0.54%	1.67%	0.54%	40.85%
Year Ended December 31, 2015	$10.41	0.15	(0.16)	(0.01)	(0.20)	(0.20)	$10.20	(0.08%	)	$28,595,956	0.53%	1.45%	0.53%	26.53%
Year Ended December 31, 2014	$10.45	0.13	(0.05)	0.08	(0.12)	(0.12)	$10.41	0.77%		$25,748,537	0.53%	1.22%	0.53%	34.32%

Class II Shares
Year Ended December 31, 2018	$10.23	0.20	(0.12)	0.08	(0.22)	(0.22)	$10.09	0.82%		$187,622,045	0.79%	2.00%	0.79%	33.03%
Year Ended December 31, 2017	$10.24	0.14	0.02	0.16	(0.17)	(0.17)	$10.23	1.58%		$163,790,636	0.79%	1.31%	0.79%	48.64%
Year Ended December 31, 2016	$10.16	0.15	0.10	0.25	(0.17)	(0.17)	$10.24	2.49%		$161,717,209	0.79%	1.43%	0.79%	40.85%
Year Ended December 31, 2015	$10.37	0.12	(0.16)	(0.04)	(0.17)	(0.17)	$10.16	(0.34%	)	$146,160,520	0.79%	1.19%	0.79%	26.53%
Year Ended December 31, 2014	$10.42	0.10	(0.05)	0.05	(0.10)	(0.10)	$10.37	0.49%		$138,578,470	0.78%	0.96%	0.78%	34.32%

Class Y Shares
Year Ended December 31, 2018	$10.28	0.25	(0.14)	0.11	(0.26)	(0.26)	$10.13	1.10%		$1,552,321,358	0.39%	2.39%	0.39%	33.03%
Year Ended December 31, 2017	$10.28	0.18	0.03	0.21	(0.21)	(0.21)	$10.28	2.08%		$1,686,864,496	0.39%	1.71%	0.39%	48.64%
Year Ended December 31, 2016	$10.19	0.19	0.11	0.30	(0.21)	(0.21)	$10.28	2.97%		$1,631,086,570	0.39%	1.83%	0.39%	40.85%
Year Ended December 31, 2015	$10.40	0.16	(0.15)	0.01	(0.22)	(0.22)	$10.19	0.06%		$1,793,076,464	0.39%	1.57%	0.39%	26.53%
Year Ended December 31, 2014	$10.45	0.14	(0.05)	0.09	(0.14)	(0.14)	$10.40	0.87%		$2,898,288,910	0.38%	1.35%	0.38%	34.32%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds and NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

23

Notes to Financial Statements (Continued)

December 31, 2018

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$438,823,354	$1,266,441	$440,089,795
Collateralized Mortgage Obligations	—	87,952,978	—	87,952,978
Commercial Mortgage-Backed Securities	—	44,920,271	—	44,920,271
Corporate Bonds	—	604,442,427	—	604,442,427
Futures Contracts	2,545,154	—	—	2,545,154
Loan Participations	—	12,851,782	—	12,851,782
Mortgage-Backed Securities	—	14,740,436	—	14,740,436
Repurchase Agreements	—	11,586,688	—	11,586,688
U.S. Treasury Obligations	—	605,270,823	—	605,270,823
Total Assets	$2,545,154	$1,820,588,759	$1,266,441	$1,824,400,354

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Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Liabilities:
Futures Contracts	$(6,848,239)	$—	$—	$(6,848,239)
Total Liabilities	$(6,848,239)	$—	$—	$(6,848,239)
Total	$(4,303,085)	$1,820,588,759	$1,266,441	$1,817,552,115

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset-Backed Securities	Total
Balance as of 12/31/2017	$4,578,269	$4,578,269
Accrued Accretion/(Amortization)	977	977
Realized Gain (Loss)	8,484	8,484
Purchases	—	—
Change in Unrealized Appreciation/Depreciation	(3,239)	(3,239)
Sales	(3,318,050)	(3,318,050)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$1,266,441	$1,266,441
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2018	$(3,239)	$(3,239)

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

25

Notes to Financial Statements (Continued)

December 31, 2018

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$2,545,154
Total		$2,545,154
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	(6,848,239)
Total		$(6,848,239)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$2,993,455
Total	$2,993,455

26

Notes to Financial Statements (Continued)

December 31, 2018

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$(4,877,456)
Total	$(4,877,456)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$492,867,361
Average Notional Balance Short	$405,004,837

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $11,586,688, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating

27

Notes to Financial Statements (Continued)

December 31, 2018

the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

28

Notes to Financial Statements (Continued)

December 31, 2018

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$4,000,000	$—	$4,000,000	$(4,000,000)	$—
ML Pierce Fenner & Smith, Inc.	1,586,688	—	1,586,688	(1,586,688)	—
NatWest Markets Securities, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
Pershing LLC	3,000,000	—	3,000,000	(3,000,000)	—
Total	$11,586,688	$—	$11,586,688	$(11,586,688)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

29

Notes to Financial Statements (Continued)

December 31, 2018

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to paydown reclasses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

30

Notes to Financial Statements (Continued)

December 31, 2018

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.34%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,566,632.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $560,255 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

31

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $7,628.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $372,248.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available

32

Notes to Financial Statements (Continued)

December 31, 2018

through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $612,539,231 and sales of $672,447,401 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2018, the Fund had purchases of $370,372,697 and sales of $173,238,383 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not

33

Notes to Financial Statements (Continued)

December 31, 2018

benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while

34

Notes to Financial Statements (Continued)

December 31, 2018

the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

35

Notes to Financial Statements (Continued)

December 31, 2018

arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

36

Notes to Financial Statements (Continued)

December 31, 2018

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$45,923,616	$—	$45,923,616	$—	$45,923,616

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,255,357	$—	$38,255,357	$—	$38,255,357

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,607,396	$—	$5,607,396	$(40,254,116)	$(24,255,861)	$(58,902,581)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,841,306,923	$6,055,727	$(29,810,535)	$(23,754,808)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(40,254,116)	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Short Term Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

38

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

39

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

40

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

41

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

42

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

43

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

44

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

45

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

46

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

47

Annual Report

December 31, 2018

NVIT Nationwide Fund

AR-NAT 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Nationwide Fund

For the annual period ended December 31, 2018, the NVIT Nationwide Fund (Class I) returned 0.00% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was 5.00% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

After a broad-based upswing in global growth in 2017, trends in economic data favored the United States in 2018 as U.S. equity markets broadly gained. U.S. gross domestic product (GDP) expanded at a 3.2% annualized pace in the first half of 2018, the strongest two-quarter stretch since 2014. This contrasted with most major foreign economies, which saw weaker trends in growth over the same period. Strong U.S. economic data and robust corporate profit growth fueled healthy U.S. equity market returns throughout the first three quarters of 2018 despite several headwinds such as tighter Federal Reserve (Fed) policy, a strong dollar, and expensive valuations. The fourth quarter of 2018 began with U.S. equities trading near record highs. Starting in October 2018, however, these bearish factors began to win out as equity markets were weighed down by concerns around slowing global growth and peak earnings, trade and political uncertainty, and a steadfast Fed. The Fed’s decision to raise interest rates at the December Federal Open Market Committee (FOMC) meeting, as well the partial U.S. government shutdown, added to unease in the markets to end the year, though the markets bounced back modestly in the last few days of 2018. Despite the headwinds, the U.S. equities market outperformed other developed markets over the year on the back of better-than-expected earnings, employment rates, and retail sales data.

The Fund outperformed its benchmark by about 4.4% over the reporting period. Stock selection within Information Technology and Health Care added the most to returns. Key individual contributors within the Information Technology sector included Square and Adobe, while key individual contributors within the Health Care sector included Abiomed and Intuitive Surgical. Sector selection also contributed to excess returns, primarily due to an underweight in Energy and an overweight in Utilities.

Within sector selection, the main detractors were an underweight to Information Technology as well as overweight positions to Consumer Staples and Industrials. Key individual detractors included Microsoft and Amazon (the Fund was overweight to each), an off-benchmark position in Bank of Ozarks and an overweight to Clone Global Markets.

The Fund ended the reporting period with a highly diversified portfolio of 218 stocks. The Fund ended the period most overweight the Utilities and Consumer Staples sectors relative to the benchmark and most underweight the Energy and Information Technology sectors.

The Fund employs a diverse set of fundamental inputs and applies them in a disciplined and systematic manner. Importantly, AQR’s investment process is systematic in that our models and portfolio construction process drive the buying and selling of securities. The Fund seeks to identify companies with low overall macroeconomic risk, stable profitability and healthy balance sheets. We expect the Fund to deliver long-term returns similar to those of the S&P 500 Index with a significant reduction in volatility.

The Fund utilized equities and equity index futures (“futures”) during the reporting period. The futures performed as expected and allowed the Fund to gain exposure to the equity market.

Subadviser:

AQR Capital Management, LLC

Portfolio Managers:

Michele L. Aghassi, Ph.D.; Andrea Frazzini, Ph.D.; Jacques A. Friedman

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Overview	NVIT Nationwide Fund

Asset Allocation†

Common Stocks	97.3%
Repurchase Agreements	6.9%
Futures	(0.1)%
Liabilities in excess of other assets	(4.1)%
100.0%

Top Industries††

Insurance	6.5%
IT Services	6.4%
Electric Utilities	6.0%
Health Care Equipment & Supplies	4.4%
Pharmaceuticals	4.3%
Software	4.1%
Multi-Utilities	3.7%
Beverages	3.4%
Aerospace & Defense	3.4%
Health Care Providers & Services	3.3%
Other Industries*	54.5%
100.0%

Top Holdings††

NextEra Energy, Inc.	1.5%
Coca-Cola Co. (The)	1.4%
PepsiCo, Inc.	1.4%
Microsoft Corp.	1.4%
Visa, Inc., Class A	1.4%
UnitedHealth Group, Inc.	1.4%
CME Group, Inc.	1.4%
Home Depot, Inc. (The)	1.3%
Johnson & Johnson	1.3%
Ameren Corp.	1.3%
Other Holdings*	86.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

4

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.00%	8.73%	12.59%
Class II	(0.28)%	8.45%	12.29%
Class IV	0.00%	8.74%	12.58%
S&P 500® Index	(4.38)%	8.49%	13.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.79%
Class II	1.04%
Class IV	0.79%

^

Current effective prospectus dated September 24, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

5

Fund Performance (cont.)	NVIT Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	967.60	3.97	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(b)	1,000.00	966.30	5.20	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class IV Shares	Actual	(b)	1,000.00	967.60	3.97	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

7

Statement of Investments

December 31, 2018

NVIT Nationwide Fund

Common Stocks 97.3%

	Shares	Value

Aerospace & Defense 3.5%
Boeing Co. (The)	23,432	$7,556,820
Curtiss-Wright Corp.	18,310	1,869,817
General Dynamics Corp.	34,628	5,443,868
Lockheed Martin Corp.	7,798	2,041,828
Northrop Grumman Corp. (a)	5,657	1,385,399
Raytheon Co.	29,300	4,493,155
Teledyne Technologies, Inc.*	9,034	1,870,671

		24,661,558

Air Freight & Logistics 0.4%
Expeditors International of Washington, Inc.	38,692	2,634,538

Airlines 0.4%
Southwest Airlines Co.	59,783	2,778,714

Banks 3.4%
Bank OZK (a)	58,974	1,346,376
Huntington Bancshares, Inc. (a)	104,271	1,242,910
JPMorgan Chase & Co.	58,018	5,663,717
KeyCorp	54,436	804,564
M&T Bank Corp.	12,488	1,787,408
PNC Financial Services Group, Inc. (The)	2,127	248,668
SVB Financial Group*	3,358	637,751
US Bancorp	122,310	5,589,567
Wells Fargo & Co.	143,776	6,625,198

		23,946,159

Beverages 3.6%
Brown-Forman Corp., Class B (a)	2,653	126,230
Coca-Cola Co. (The)	220,528	10,442,001
Constellation Brands, Inc., Class A	5,726	920,855
Monster Beverage Corp.*	66,102	3,253,540
PepsiCo, Inc.	93,974	10,382,248

		25,124,874

Biotechnology 0.3%
Biogen, Inc.*	5,516	1,659,875
Vertex Pharmaceuticals, Inc.*	1,504	249,228

		1,909,103

Capital Markets 3.4%
Ameriprise Financial, Inc.	17,019	1,776,273
Cboe Global Markets, Inc.	21,387	2,092,290
CME Group, Inc.	52,503	9,876,864
MarketAxess Holdings, Inc. (a)	17,786	3,758,360
MSCI, Inc.	17,540	2,585,922
SEI Investments Co.	27,358	1,263,940
State Street Corp.	3,632	229,070
T. Rowe Price Group, Inc.	22,170	2,046,735

		23,629,454

Chemicals 1.8%
Air Products & Chemicals, Inc.	4,353	696,698
DowDuPont, Inc.	37,894	2,026,571
Ecolab, Inc. (a)	16,629	2,450,283
Linde plc	29,267	4,566,823
LyondellBasell Industries NV, Class A	1,424	118,420
NewMarket Corp. (a)	1,350	556,321

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	19,121	$1,954,740

		12,369,856

Commercial Services & Supplies 1.9%
Copart, Inc.*	15,158	724,249
Republic Services, Inc.	40,695	2,933,703
Rollins, Inc. (a)	69,252	2,499,997
Waste Management, Inc.	78,320	6,969,697

		13,127,646

Communications Equipment 1.9%
Cisco Systems, Inc.	189,503	8,211,165
F5 Networks, Inc.*	31,420	5,090,983

		13,302,148

Consumer Finance 0.6%
American Express Co. (a)	3,096	295,111
Discover Financial Services	72,035	4,248,624

		4,543,735

Distributors 0.4%
Pool Corp. (a)	18,071	2,686,254

Diversified Consumer Services 0.1%
Service Corp. International (a)	23,122	930,892

Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	59,316	3,334,745

Electric Utilities 6.3%
Alliant Energy Corp.	5,271	222,700
American Electric Power Co., Inc.	94,272	7,045,889
Duke Energy Corp.	43,285	3,735,495
Evergy, Inc.	81,714	4,638,904
Eversource Energy	52,192	3,394,568
NextEra Energy, Inc.	61,501	10,690,104
OGE Energy Corp. (a)	4,229	165,734
Pinnacle West Capital Corp.	94,573	8,057,620
Xcel Energy, Inc.	120,122	5,918,411

		43,869,425

Electrical Equipment 0.7%
Eaton Corp. plc	40,024	2,748,048
Emerson Electric Co.	8,211	490,607
Rockwell Automation, Inc.	9,586	1,442,501

		4,681,156

Electronic Equipment, Instruments & Components 0.9%
Amphenol Corp., Class A	4,613	373,745
Cognex Corp. (a)	6,626	256,227
Dolby Laboratories, Inc., Class A	12,627	780,854
FLIR Systems, Inc.	84,855	3,694,587
National Instruments Corp.	33,319	1,512,016

		6,617,429

Energy Equipment & Services 0.2%
Helmerich & Payne, Inc.	6,209	297,660
RPC, Inc. (a)	78,545	775,239

		1,072,899

8

Statement of Investments (Continued)

December 31, 2018

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 0.9%
Electronic Arts, Inc.*	3,138	$247,620
Live Nation Entertainment, Inc.* (a)	30,244	1,489,517
Netflix, Inc.*	6,731	1,801,619
Walt Disney Co. (The)	28,194	3,091,472

		6,630,228

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	14,410	2,935,461
Sysco Corp.	101,622	6,367,635
Walmart, Inc.	90,774	8,455,598

		17,758,694

Food Products 2.5%
Flowers Foods, Inc. (a)	124,451	2,298,610
Hershey Co. (The)	26,780	2,870,280
Hormel Foods Corp. (a)	83,947	3,582,858
Ingredion, Inc. (a)	16,763	1,532,138
Lamb Weston Holdings, Inc.	37,916	2,789,101
McCormick & Co., Inc. (Non-Voting)	2,209	307,581
Mondelez International, Inc., Class A	95,057	3,805,132

		17,185,700

Gas Utilities 1.0%
Atmos Energy Corp.	33,816	3,135,420
UGI Corp. (a)	68,903	3,675,975

		6,811,395

Health Care Equipment & Supplies 4.6%
Abbott Laboratories	86,237	6,237,522
ABIOMED, Inc.*	11,351	3,689,529
Align Technology, Inc.* (a)	16,971	3,554,237
Baxter International, Inc.	83,043	5,465,890
Edwards Lifesciences Corp.*	15,404	2,359,431
ICU Medical, Inc.* (a)	4,157	954,572
IDEXX Laboratories, Inc.*	6,903	1,284,096
Intuitive Surgical, Inc.*	13,983	6,696,738
ResMed, Inc.	8,023	913,579
Varian Medical Systems, Inc.*	11,219	1,271,225

		32,426,819

Health Care Providers & Services 3.4%
Anthem, Inc.	16,402	4,307,658
Chemed Corp. (a)	5,811	1,646,140
Cigna Corp.	7,036	1,336,277
Henry Schein, Inc.* (a)	22,498	1,766,543
Humana, Inc.	16,569	4,746,687
Premier, Inc., Class A* (a)	5,315	198,515
UnitedHealth Group, Inc.	40,583	10,110,037

		24,111,857

Hotels, Restaurants & Leisure 2.4%
Aramark (a)	17,444	505,353
Darden Restaurants, Inc.	14,275	1,425,501
Domino’s Pizza, Inc. (a)	3,770	934,922
Las Vegas Sands Corp.	27,439	1,428,200
McDonald’s Corp.	21,933	3,894,643
Royal Caribbean Cruises Ltd.	3,997	390,867
Starbucks Corp.	76,376	4,918,614
Yum! Brands, Inc.	32,660	3,002,107

		16,500,207

Common Stocks (continued)

	Shares	Value

Household Durables 0.2%
Garmin Ltd.	26,273	$1,663,606

Household Products 2.1%
Clorox Co. (The) (a)	21,036	3,242,489
Colgate-Palmolive Co.	32,212	1,917,258
Procter & Gamble Co. (The)	103,953	9,555,360

		14,715,107

Industrial Conglomerates 1.3%
3M Co.	25,461	4,851,339
Honeywell International, Inc.	33,390	4,411,487

		9,262,826

Insurance 6.8%
Allstate Corp. (The)	78,364	6,475,217
American Financial Group, Inc.	30,671	2,776,646
Aon plc	10,873	1,580,499
Arch Capital Group Ltd.*	28,401	758,875
Axis Capital Holdings Ltd.	31,533	1,628,364
Chubb Ltd.	55,174	7,127,377
Erie Indemnity Co., Class A	2,424	323,143
Everest Re Group Ltd.	10,813	2,354,639
Fidelity National Financial, Inc.	118,211	3,716,554
First American Financial Corp.	2,739	122,269
Markel Corp.*	1,291	1,340,123
Marsh & McLennan Cos., Inc.	28,019	2,234,515
Progressive Corp. (The)	151,005	9,110,132
RenaissanceRe Holdings Ltd.	13,240	1,770,188
Travelers Cos., Inc. (The) (a)	33,881	4,057,250
WR Berkley Corp. (a)	32,450	2,398,379

		47,774,170

Interactive Media & Services 2.3%
Alphabet, Inc., Class A*	9,218	9,632,441
Facebook, Inc., Class A*	45,266	5,933,920
IAC/InterActiveCorp*	1,605	293,779

		15,860,140

Internet & Direct Marketing Retail 0.8%
Amazon.com, Inc.*	1,755	2,635,957
Booking Holdings, Inc.*	1,732	2,983,232

		5,619,189

IT Services 6.7%
Accenture plc, Class A	52,156	7,354,518
Akamai Technologies, Inc.*	9,496	580,016
Amdocs Ltd.	32,379	1,896,762
Automatic Data Processing, Inc.	13,213	1,732,488
Broadridge Financial Solutions, Inc.	2,776	267,190
Cognizant Technology Solutions Corp., Class A	58,734	3,728,434
Fidelity National Information Services, Inc. (a)	42,930	4,402,471
Fiserv, Inc.*	10,282	755,624
Jack Henry & Associates, Inc.	14,105	1,784,565
Mastercard, Inc., Class A	43,092	8,129,306
Paychex, Inc.	55,526	3,617,519
VeriSign, Inc.*	15,618	2,315,993
Visa, Inc., Class A (a)	78,068	10,300,292

		46,865,178

9

Statement of Investments (Continued)

December 31, 2018

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services 3.2%
Agilent Technologies, Inc.	92,180	$6,218,463
Illumina, Inc.*	9,817	2,944,413
Mettler-Toledo International, Inc.* (a)	5,348	3,024,722
Thermo Fisher Scientific, Inc.	41,711	9,334,504
Waters Corp.*	6,198	1,169,253

		22,691,355

Machinery 1.0%
IDEX Corp.	7,454	941,142
Illinois Tool Works, Inc.	20,950	2,654,155
Ingersoll-Rand plc	18,629	1,699,524
Lincoln Electric Holdings, Inc. (a)	6,852	540,280
Oshkosh Corp.	2,415	148,064
Pentair plc	1,786	67,475
Toro Co. (The) (a)	2,994	167,305
Xylem, Inc. (a)	10,865	724,913

		6,942,858

Media 0.1%
Comcast Corp., Class A	11,921	405,910

Multi-Utilities 3.8%
Ameren Corp.	149,682	9,763,757
CMS Energy Corp.	56,974	2,828,759
Consolidated Edison, Inc.	55,377	4,234,125
Dominion Energy, Inc. (a)	2,364	168,931
Public Service Enterprise Group, Inc.	75,478	3,928,630
WEC Energy Group, Inc. (a)	82,875	5,739,923

		26,664,125

Oil, Gas & Consumable Fuels 1.5%
Chevron Corp.	12,784	1,390,771
ConocoPhillips	2,724	169,841
EOG Resources, Inc.	26,729	2,331,036
Exxon Mobil Corp.	45,718	3,117,511
Marathon Oil Corp.	111,984	1,605,851
Phillips 66	21,106	1,818,282
Valero Energy Corp.	2,872	215,314

		10,648,606

Personal Products 0.8%
Estee Lauder Cos., Inc. (The), Class A	25,660	3,338,366
Nu Skin Enterprises, Inc., Class A	32,396	1,986,847

		5,325,213

Pharmaceuticals 4.4%
Bristol-Myers Squibb Co.	23,230	1,207,496
Eli Lilly & Co.	37,345	4,321,563
Johnson & Johnson	75,707	9,769,988
Merck & Co., Inc.	92,218	7,046,377
Pfizer, Inc.	133,250	5,816,363
Zoetis, Inc.	34,937	2,988,511

		31,150,298

Professional Services 0.8%
CoStar Group, Inc.* (a)	5,938	2,003,125
Robert Half International, Inc.	58,767	3,361,472

		5,364,597

Common Stocks (continued)

	Shares	Value

Road & Rail 0.5%
CSX Corp.	9,261	$575,386
Kansas City Southern	2,547	243,111
Landstar System, Inc. (a)	21,958	2,100,722
Old Dominion Freight Line, Inc. (a)	7,190	887,893

		3,807,112

Semiconductors & Semiconductor Equipment 2.3%
Broadcom, Inc.	8,548	2,173,585
Intel Corp.	18,801	882,331
Maxim Integrated Products, Inc. (a)	7,493	381,019
NVIDIA Corp.	18,811	2,511,268
Skyworks Solutions, Inc.	22,903	1,534,959
Texas Instruments, Inc.	64,847	6,128,042
Xilinx, Inc.	30,503	2,597,941

		16,209,145

Software 4.3%
Adobe, Inc.*	41,804	9,457,737
ANSYS, Inc.* (a)	2,126	303,890
Cadence Design Systems, Inc.*	12,768	555,153
Fortinet, Inc.*	7,360	518,365
Intuit, Inc. (a)	30,201	5,945,067
Manhattan Associates, Inc.* (a)	7,051	298,751
Microsoft Corp.	101,700	10,329,669
Oracle Corp.	53,034	2,394,485

		29,803,117

Specialty Retail 2.5%
Best Buy Co., Inc.	40,380	2,138,525
Home Depot, Inc. (The)	57,145	9,818,654
Lowe’s Cos., Inc.	46,014	4,249,853
TJX Cos., Inc. (The)	27,462	1,228,650

		17,435,682

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	32,696	5,157,467

Textiles, Apparel & Luxury Goods 1.3%
Lululemon Athletica, Inc.* (a)	41,366	5,030,519
NIKE, Inc., Class B	53,015	3,930,532

		8,961,051

Tobacco 1.1%
Altria Group, Inc.	98,823	4,880,868
Philip Morris International, Inc.	43,365	2,895,047

		7,775,915

Water Utilities 1.2%
American Water Works Co., Inc.	76,145	6,911,681
Aqua America, Inc. (a)	54,141	1,851,081

		8,762,762

Total Common Stocks (cost $611,120,705)		681,510,914

10

Statement of Investments (Continued)

December 31, 2018

NVIT Nationwide Fund (Continued)

Repurchase Agreements 6.9%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,834, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $5,100,000. (b)(c)	$5,000,000	$5,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,362, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $10,200,000. (b)(c)	10,000,000	10,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,029,807, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $10,228,698. (b)(c)	10,028,135	10,028,135
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $5,002,412, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $5,102,112. (b)(c)	5,000,000	5,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $6,002,940, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $6,121,566. (b)(c)	6,000,000	6,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $12,002,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $12,240,003. (b)(c)	12,000,000	12,000,000

Total Repurchase Agreements (cost $48,028,135)		48,028,135

Total Investments (cost $659,148,840) — 104.2%		729,539,049

Liabilities in excess of other assets — (4.2)%		(29,235,750)

NET ASSETS — 100.0%		$700,303,299

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $65,616,814, which was collateralized by cash used to purchase repurchase agreements with a total value of $48,028,135 and by $18,455,814 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $66,483,949.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $48,028,135.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

11

Statement of Investments (Continued)

December 31, 2018

NVIT Nationwide Fund (Continued)

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	106	3/2019	USD	13,277,560	(613,700)

					(613,700)

At December 31, 2018 the Fund had $699,600 segregated as collateral with the broker for open future contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2018

NVIT Nationwide Fund
Assets:
Investment securities, at value* (cost $611,120,705)	$681,510,914
Repurchase agreements, at value (cost $48,028,135)	48,028,135
Cash	18,057,190
Deposits with broker for futures contracts	699,600
Interest and dividends receivable	903,427
Security lending income receivable	6,776
Receivable for capital shares issued	58,806
Reclaims receivable	2,785
Receivable for variation margin on futures contracts	101,962
Prepaid expenses	1,174

Total Assets	749,370,769

Liabilities:
Payable for capital shares redeemed	466,572
Payable upon return of securities loaned (Note 2)	48,028,135
Accrued expenses and other payables:
Investment advisory fees	358,376
Fund administration fees	41,259
Distribution fees	20,597
Administrative servicing fees	98,475
Accounting and transfer agent fees	444
Trustee fees	442
Custodian fees	6,949
Compliance program costs (Note 3)	785
Professional fees	17,965
Printing fees	18,249
Other	9,222

Total Liabilities	49,067,470

Net Assets	$700,303,299

Represented by:
Capital	$598,193,941
Total distributable earnings (loss)	102,109,358

Net Assets	$700,303,299

Net Assets:
Class I Shares	$491,745,543
Class II Shares	94,322,078
Class IV Shares	114,235,678

Total	$700,303,299

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	26,016,868
Class II Shares	5,008,726
Class IV Shares	6,046,801

Total	37,072,395

13

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Nationwide Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.90
Class II Shares	$18.83
Class IV Shares	$18.89

*	Includes value of securities on loan of $65,616,814 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2018

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$14,360,468
Interest income	251,936
Income from securities lending (Note 2)	72,233
Foreign tax withholding	(79)

Total Income	14,684,558

EXPENSES:
Investment advisory fees	4,504,457
Fund administration fees	262,080
Distribution fees Class II Shares	268,659
Administrative servicing fees Class I Shares	811,338
Administrative servicing fees Class II Shares	161,197
Administrative servicing fees Class IV Shares	185,947
Professional fees	57,939
Printing fees	87,905
Trustee fees	23,230
Custodian fees	29,481
Accounting and transfer agent fees	1,663
Compliance program costs (Note 3)	3,157
Other	17,720

Total Expenses	6,414,773

NET INVESTMENT INCOME	8,269,785

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	33,242,568
Expiration or closing of futures contracts (Note 2)	(994,950)

Net realized gains	32,247,618

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(36,304,336)
Futures contracts (Note 2)	(613,700)

Net change in unrealized appreciation/depreciation	(36,918,036)

Net realized/unrealized losses	(4,670,418)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,599,367

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Nationwide Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$8,269,785	$7,669,089
Net realized gains	32,247,618	127,413,784
Net change in unrealized appreciation/depreciation	(36,918,036)	4,242,249

Change in net assets resulting from operations	3,599,367	139,325,122

Distributions to Shareholders From:
Distributable earnings:
Class I	(5,747,405)	(5,202,031	)(a)
Class II	(834,595)	(831,896	)(a)
Class IV	(1,336,018)	(1,192,852	)(a)

Change in net assets from shareholder distributions	(7,918,018)	(7,226,779)

Change in net assets from capital transactions	(70,209,198)	(74,414,593)

Change in net assets	(74,527,849)	57,683,750

Net Assets:
Beginning of year	774,831,148	717,147,398

End of year	$700,303,299	$774,831,148	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$16,586,794	$13,836,313
Dividends reinvested	5,747,405	5,202,031
Cost of shares redeemed	(66,626,279)	(67,778,574)

Total Class I Shares	(44,292,080)	(48,740,230)

Class II Shares
Proceeds from shares issued	1,250,521	3,953,996
Dividends reinvested	834,595	831,896
Cost of shares redeemed	(20,384,438)	(23,631,756)

Total Class II Shares	(18,299,322)	(18,845,864)

Class IV Shares
Proceeds from shares issued	1,037,503	1,479,529
Dividends reinvested	1,336,018	1,192,852
Cost of shares redeemed	(9,991,317)	(9,500,880)

Total Class IV Shares	(7,617,796)	(6,828,499)

Change in net assets from capital transactions	$(70,209,198)	$(74,414,593)

SHARE TRANSACTIONS:
Class I Shares
Issued	828,283	792,236
Reinvested	287,596	272,500
Redeemed	(3,311,036)	(3,840,721)

Total Class I Shares	(2,195,157)	(2,775,985)

Class II Shares
Issued	62,070	218,728
Reinvested	41,867	43,738
Redeemed	(1,023,589)	(1,350,371)

Total Class II Shares	(919,652)	(1,087,905)

16

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class IV Shares
Issued	52,233	83,929
Reinvested	66,889	62,519
Redeemed	(501,444)	(538,294)

Total Class IV Shares	(382,322)	(391,846)

Total change in shares	(3,497,131)	(4,255,736)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $691,490.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$19.11	0.22	(0.21)	0.01	(0.22)	(0.22)	$18.90	–		$491,745,543	0.80%	1.11%	0.80%	16.67%
Year Ended December 31, 2017	$16.01	0.19	3.10	3.29	(0.19)	(0.19)	$19.11	20.52%		$539,162,094	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.57	0.21	1.45	1.66	(0.22)	(0.22)	$16.01	11.39%		$496,092,639	0.79%	1.42%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.04)	0.14	(0.19)	(0.19)	$14.57	0.94%		$494,724,121	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	$14.62	12.15%		$524,589,219	0.79%	1.13%	0.79%	47.32%

Class II Shares
Year Ended December 31, 2018	$19.04	0.17	(0.21)	(0.04)	(0.17)	(0.17)	$18.83	(0.28%	)	$94,322,078	1.05%	0.85%	1.05%	16.67%
Year Ended December 31, 2017	$15.95	0.14	3.09	3.23	(0.14)	(0.14)	$19.04	20.24%		$112,858,440	1.04%	0.81%	1.04%	119.12%
Year Ended December 31, 2016	$14.51	0.17	1.45	1.62	(0.18)	(0.18)	$15.95	11.16%		$111,902,598	1.04%	1.17%	1.04%	58.09%
Year Ended December 31, 2015	$14.56	0.14	(0.04)	0.10	(0.15)	(0.15)	$14.51	0.66%		$120,873,283	1.04%	0.95%	1.04%	67.90%
Year Ended December 31, 2014	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	$14.56	11.82%		$141,445,539	1.04%	0.88%	1.04%	47.32%

Class IV Shares
Year Ended December 31, 2018	$19.10	0.22	(0.21)	0.01	(0.22)	(0.22)	$18.89	–		$114,235,678	0.80%	1.11%	0.80%	16.67%
Year Ended December 31, 2017	$16.00	0.19	3.10	3.29	(0.19)	(0.19)	$19.10	20.54%		$122,810,614	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.56	0.21	1.45	1.66	(0.22)	(0.22)	$16.00	11.40%		$109,152,161	0.79%	1.41%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.05)	0.13	(0.19)	(0.19)	$14.56	0.87%		$107,620,391	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	$14.62	12.23%		$115,368,233	0.79%	1.13%	0.79%	47.32%

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

20

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$681,510,914	$—	$—	$681,510,914
Repurchase Agreements	—	48,028,135	—	48,028,135
Total Assets	$681,510,914	$48,028,135	$—	$729,539,049
Liabilities:
Futures Contracts	$(613,700)	$—	$—	$(613,700)
Total Liabilities	$(613,700)	$—	$—	$(613,700)
Total	$680,897,214	$48,028,135	$—	$728,925,349

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). In response to purchases and redemptions of the Fund’s shares, the Fund’s subadviser may use

21

Notes to Financial Statements (Continued)

December 31, 2018

equity index futures, which are derivatives, to obtain efficient investment exposure as a substitute for taking a position in equity securities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(613,700)
Total		$(613,700)

(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

22

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(994,950)
Total	$(994,950)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Six Months Ended December 31, 2018

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(613,700)
Total	$(613,700)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$9,410,080

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $48,028,135, which was comprised of cash.

23

Notes to Financial Statements (Continued)

December 31, 2018

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

24

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
Citigroup Global Markets Ltd.	10,000,000	—	10,000,000	(10,000,000)	—
ML Pierce Fenner & Smith, Inc.	10,028,135	—	10,028,135	(10,028,135)	—
NatWest Markets Securities, Inc.	11,000,000	—	11,000,000	(11,000,000)	—
Pershing LLC	12,000,000	—	12,000,000	(12,000,000)	—
Total	$48,028,135	$—	$48,028,135	$(48,028,135)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

25

Notes to Financial Statements (Continued)

December 31, 2018

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in partnerships. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2018 were as follows:

Capital	Total distributable earnings (loss)
$124,199	$(124,199)

26

Notes to Financial Statements (Continued)

December 31, 2018

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected AQR Capital Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

27

Notes to Financial Statements (Continued)

December 31, 2018

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $262,080 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $3,157.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $1,158,482.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”),

28

Notes to Financial Statements (Continued)

December 31, 2018

permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $125,824,125 and sales of $209,743,591 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

29

Notes to Financial Statements (Continued)

December 31, 2018

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to

30

Notes to Financial Statements (Continued)

December 31, 2018

shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,918,018	$—	$7,918,018	$—	$7,918,018

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,226,779	$—	$7,226,779	$—	$7,226,779

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,491,014	$26,464,764	$31,955,778	$—	$70,153,580	$102,109,358

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

31

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$658,771,769	$100,944,921	$(30,791,341)	$70,153,580

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Nationwide Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Nationwide Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 94.81%.

34

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

35

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

36

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

38

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

40

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

41

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

43

Annual Report

December 31, 2018

NVIT Real Estate Fund

AR-RE 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Real Estate Fund

For the annual period ended December 31, 2018, the NVIT Real Estate Fund (Class I) registered -3.92% versus -4.22% for its benchmark, the Dow Jones U.S. Select Real Estate Securities Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Real Estate (consisting of 48 funds as of December 31, 2018), was -5.64% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market commentary

U.S. equities, as measured by the S&P 500 Index®, posted negative results over the trailing 12-month reporting period ended December 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the United States and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious United States and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating in the first year of negative U.S. equity returns since 2008.

Portfolio Review

The Fund outperformed the benchmark during the 12-month reporting period ended December

31, 2018. The Fund’s relative outperformance was driven primarily by strong security selection in the Retail sector. Weak security selection in the Health Care Real Estate and Multifamily sectors partially offset positive results. Sector allocation also was a positive contributor to relative results, particularly the Fund’s overweight to Specialty Finance and underweight to Retail — shopping centers. The Fund’s underweight to Health Care Real Estate and overweight to Agriculture and Forest Products partially offset positive relative performance.

Top contributors to relative performance compared to the benchmark during the reporting period included American Tower (Real Estate Technology), HCP (Health Care Real Estate), and Agree Realty (Retail — shopping centers). The Fund’s overweight to American Tower, a U.S.-based leading owner and operator of wireless communications real estate, was the largest contributor to relative performance. Shares of American Tower have benefited from strong secular growth driven by increased data usage and the rollout of 5G technology. The Fund’s overweight to HCP also contributed to results. Shares of HCP increased as the management team executed well on its business plan of improving its balance sheet and asset quality. A large asset sale at favorable pricing in the fourth quarter of 2018 was a positive catalyst for HCP’s stock. The Fund’s overweight to Agree Realty contributed to relative results as the company reported favorable third-quarter 2018 financial results.

Top detractors from relative returns compared to the benchmark during the period included Welltower (Health Care Real Estate), Equinix (Real Estate Technology), and Equity Residential (Multifamily). Not having exposure to Welltower, a U.S.-based healthcare REIT, was the top detractor during the reporting period. Shares of Welltower benefited from reporting inline financial results and full-year guidance increases in the second half of the year. The Fund’s overweight to Equinix also detracted from results for the reporting period. The market remains skeptical about the near-term trajectory of cloud spending as well as the return profile of Equinix’s

3

Fund Commentary (cont.)	NVIT Real Estate Fund

entry into the wholesale data center market. Not having exposure to Equity Residential detracted from relative results as shares of Equity Residential increased at the beginning of the year; the company reported inline financial results and an annual dividend increase of 7.2%.

The Fund did not utilize derivatives during the reporting period.

Subadviser:

Wellington Management Company LLP

Portfolio Manager:

Bradford D. Stoesser

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. The Fund concentrates on investments in the real estate investment trust (REIT) sector, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Real Estate Fund

Asset Allocation†

Common Stocks	99.2%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Equity Real Estate Investment Trusts (REITs)	94.7%
Hotels, Restaurants & Leisure	3.9%
Health Care Providers & Services	0.8%
Real Estate Management & Development	0.6%
100.0%

Top Holdings††

Simon Property Group, Inc.	9.4%
HCP, Inc.	5.9%
Prologis, Inc.	5.7%
Public Storage	5.4%
Alexandria Real Estate Equities, Inc.	4.6%
American Tower Corp.	4.3%
UDR, Inc.	4.2%
Essex Property Trust, Inc.	4.2%
Boston Properties, Inc.	3.9%
Camden Property Trust	3.8%
Other Holdings	48.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(3.92)%	6.02%	11.23%
Class II	(4.06)%	5.78%	10.95%
Dow Jones U.S. Select Real Estate Securities Index (RESI)	(4.22)%	7.86%	12.07%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.92%
Class II	1.18%	1.17%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	NVIT Real Estate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Real Estate versus performance of the Dow Jones U.S. Select Real Estate Securities Index (RESI) and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	944.70	4.22	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86
Class II Shares	Actual	(b)	1,000.00	944.60	5.44	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.61	5.65	1.11

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Real Estate Fund

Common Stocks 99.2%

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 94.0%
Acadia Realty Trust	110,165	$2,617,520
Agree Realty Corp.	72,316	4,275,322
Alexandria Real Estate Equities, Inc.	92,154	10,619,827
American Assets Trust, Inc.	76,645	3,078,830
American Tower Corp.	62,120	9,826,763
Apartment Investment & Management Co., Class A	127,506	5,594,963
Boston Properties, Inc.	80,026	9,006,926
Camden Property Trust	98,484	8,671,516
Chesapeake Lodging Trust	95,857	2,334,118
Columbia Property Trust, Inc.	172,912	3,345,847
Community Healthcare Trust, Inc.	121,685	3,508,179
CoreSite Realty Corp.	18,595	1,622,042
Corporate Office Properties Trust	113,821	2,393,656
Crown Castle International Corp.	27,077	2,941,375
Douglas Emmett, Inc.	199,940	6,823,952
Equinix, Inc.	17,140	6,042,878
Equity LifeStyle Properties, Inc.	68,271	6,631,162
Essex Property Trust, Inc.	39,684	9,730,914
Extra Space Storage, Inc.	73,492	6,649,556
HCP, Inc.	488,393	13,640,816
Invitation Homes, Inc.	109,668	2,202,133
JBG SMITH Properties	73,770	2,567,934
Omega Healthcare Investors, Inc.	51,421	1,807,448
Physicians Realty Trust	148,921	2,387,204
Prologis, Inc.	225,355	13,232,846
PS Business Parks, Inc.	28,653	3,753,543
Public Storage	61,744	12,497,603
Regency Centers Corp.	108,783	6,383,386
Rexford Industrial Realty, Inc.	221,840	6,537,625
Simon Property Group, Inc.	129,055	21,679,949
STORE Capital Corp.	245,928	6,962,222
Sun Communities, Inc.	70,666	7,187,439
UDR, Inc.	246,230	9,755,633
Xenia Hotels & Resorts, Inc.	135,372	2,328,398

		218,639,525

Health Care Providers & Services 0.7%
Universal Health Services, Inc., Class B	15,139	1,764,602

Hotels, Restaurants & Leisure 3.9%
Hilton Worldwide Holdings, Inc.	26,526	1,904,567
Hyatt Hotels Corp., Class A	55,905	3,779,178
Vail Resorts, Inc.	15,976	3,368,060

		9,051,805

Real Estate Management & Development 0.6%
Kennedy-Wilson Holdings, Inc.	71,793	1,304,479

Total Investments (cost $236,332,586) — 99.2%		230,760,411

Other assets in excess of liabilities — 0.8%		1,936,707

NET ASSETS — 100.0%		$232,697,118

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT Real Estate Fund
Assets:
Investment securities, at value (cost $236,332,586)	$230,760,411
Cash	1,316,807
Interest and dividends receivable	934,789
Receivable for investments sold	1,299,153
Receivable for capital shares issued	1,650
Prepaid expenses	370

Total Assets	234,313,180

Liabilities:
Payable for investments purchased	1,045,531
Payable for capital shares redeemed	328,426
Accrued expenses and other payables:
Investment advisory fees	126,537
Fund administration fees	26,346
Distribution fees	18,430
Administrative servicing fees	31,913
Accounting and transfer agent fees	178
Trustee fees	137
Custodian fees	4,029
Compliance program costs (Note 3)	260
Professional fees	17,871
Printing fees	8,309
Other	8,095

Total Liabilities	1,616,062

Net Assets	$232,697,118

Represented by:
Capital	$244,754,221
Total distributable earnings (loss)	(12,057,103)

Net Assets	$232,697,118

Net Assets:
Class I Shares	$150,214,121
Class II Shares	82,482,997

Total	$232,697,118

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	24,659,118
Class II Shares	13,700,189

Total	38,359,307

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.09
Class II Shares	$6.02

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$6,801,895
Income from non-cash dividends	430,521
Interest income	23,782

Total Income	7,256,198

EXPENSES:
Investment advisory fees	1,793,446
Fund administration fees	136,530
Distribution fees Class II Shares	225,825
Administrative servicing fees Class I Shares	248,815
Administrative servicing fees Class II Shares	135,496
Professional fees	36,659
Printing fees	42,791
Trustee fees	7,654
Custodian fees	11,687
Accounting and transfer agent fees	666
Compliance program costs (Note 3)	1,044
Other	8,669

Total expenses before fees waived	2,649,282

Investment advisory fees waived (Note 3)	(33,311)
Investment advisory fees voluntarily waived (Note 3)	(198,724)

Net Expenses	2,417,247

NET INVESTMENT INCOME	4,838,951

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities (Note 9)	(3,718,696)
Net change in unrealized appreciation/depreciation in the value of investment securities	(10,922,778)

Net realized/unrealized losses	(14,641,474)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,802,523)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Real Estate Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$4,838,951	$4,692,186
Net realized losses	(3,718,696)	(719,778)
Net change in unrealized appreciation/depreciation	(10,922,778)	13,266,370

Change in net assets resulting from operations	(9,802,523)	17,238,778

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,023,683)	(6,787,293	)(a)
Class II	(1,457,069)	(3,519,636	)(a)
Class Y (b)	–	–	(a)

Change in net assets from shareholder distributions	(4,480,752)	(10,306,929)

Change in net assets from capital transactions	(28,461,631)	(20,962,037)

Change in net assets	(42,744,906)	(14,030,188)

Net Assets:
Beginning of year	275,442,024	289,472,212

End of year	$232,697,118	$275,442,024	(c)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,901,406	$5,860,693
Dividends reinvested	3,023,683	6,787,293
Cost of shares redeemed	(27,516,228)	(29,584,870)

Total Class I Shares	(19,591,139)	(16,936,884)

Class II Shares
Proceeds from shares issued	3,674,437	8,434,301
Dividends reinvested	1,457,069	3,519,636
Cost of shares redeemed	(14,001,998)	(15,343,052)

Total Class II Shares	(8,870,492)	(3,389,115)

Class Y Shares (b)
Proceeds from shares issued	–	18,454
Dividends reinvested	–	–
Cost of shares redeemed	–	(654,492)

Total Class Y Shares	–	(636,038)

Change in net assets from capital transactions	$(28,461,631)	$(20,962,037)

12

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	786,459	904,446
Reinvested	469,303	1,042,974
Redeemed	(4,324,796)	(4,566,176)

Total Class I Shares	(3,069,034)	(2,618,756)

Class II Shares
Issued	583,730	1,310,469
Reinvested	228,978	547,217
Redeemed	(2,214,990)	(2,399,238)

Total Class II Shares	(1,402,282)	(541,552)

Class Y Shares (b)
Issued	–	2,861
Reinvested	–	–
Redeemed	–	(101,217)

Total Class Y Shares	–	(98,356)

Total change in shares	(4,471,316)	(3,258,664)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $3,926,133, $1,906,988 and $0 for Class I, Class II and Class Y, respectively and net realized gains of $2,861,160, $1,612,648 and $0 for Class I, Class II and Class Y, respectively.

(b)	Effective April 10, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $477,916.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$6.46	0.13	(0.38)	(0.25)	(0.12)	–	(0.12)	$6.09	(3.92%	)	$150,214,121	0.86%	1.98%	0.95%	51.83%
Year Ended December 31, 2017	$6.30	0.11	0.29	0.40	(0.14)	(0.10)	(0.24)	$6.46	6.50%		$179,042,374	0.89%	1.74%	0.93%	157.57%
Year Ended December 31, 2016	$6.49	0.10	0.39	0.49	(0.13)	(0.55)	(0.68)	$6.30	7.35%		$191,314,926	0.92%	1.48%	0.93%	109.27%
Year Ended December 31, 2015	$8.47	0.21	(0.78)	(0.57)	(0.19)	(1.22)	(1.41)	$6.49	(5.36%	)	$203,155,482	0.91%	2.75%	0.93%	81.74%
Year Ended December 31, 2014	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%		$240,845,105	0.91%	3.05%	0.92%	88.98%

Class II Shares
Year Ended December 31, 2018	$6.38	0.11	(0.36)	(0.25)	(0.11)	–	(0.11)	$6.02	(4.06%	)	$82,482,997	1.11%	1.73%	1.20%	51.83%
Year Ended December 31, 2017	$6.23	0.10	0.28	0.38	(0.13)	(0.10)	(0.23)	$6.38	6.14%		$96,399,650	1.14%	1.49%	1.18%	157.57%
Year Ended December 31, 2016	$6.42	0.08	0.39	0.47	(0.11)	(0.55)	(0.66)	$6.23	7.18%		$97,537,254	1.17%	1.23%	1.18%	109.27%
Year Ended December 31, 2015	$8.40	0.19	(0.78)	(0.59)	(0.17)	(1.22)	(1.39)	$6.42	(5.66%	)	$96,962,239	1.16%	2.47%	1.18%	81.74%
Year Ended December 31, 2014	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%		$118,904,289	1.16%	2.95%	1.17%	88.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

16

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

17

Notes to Financial Statements (Continued)

December 31, 2018

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Wellington Management Company LLP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

18

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $33,311, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.70%, after contractual fee waivers was 0.69%, and after contractual and voluntary fee waivers was 0.61%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $198,724, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund.

NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $136,530 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s

19

Notes to Financial Statements (Continued)

December 31, 2018

Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,044.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $384,311.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is

20

Notes to Financial Statements (Continued)

December 31, 2018

consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $132,388,602 and sales of $158,587,528 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an

21

Notes to Financial Statements (Continued)

December 31, 2018

appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $2,341 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,480,752	$—	$4,480,752	$—	$4,480,752

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,306,929	$—	$10,306,929	$—	$10,306,929

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$810,533	$—	$810,533	$(6,055,457)	$(6,812,179)	$(12,057,103)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$237,572,590	$8,634,553	$(15,446,732)	$(6,812,179)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$(6,055,457)	Unlimited

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Real Estate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 5.67%.

25

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

26

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

27

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

29

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

31

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

32

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

34

Annual Report

December 31, 2018

NVIT International Equity Fund

AR-IE 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT International Equity Fund

For the annual period ended December 31, 2018, the NVIT International Equity Fund (Class I) registered -14.53% versus -14.20% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s Morningstar® peer category, Foreign Large Blend (consisting of 122 funds as of December 31, 2018), was -14.41% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Overview

Non-U.S. equity markets finished 2018 down over 14.2% in U.S. dollar terms, a year characterized by increased volatility as well as macroeconomic and geopolitical risks. The first quarter of 2018 was characterized by two sell-offs. The first, in late January to early February, was broad-based as the market sold off nearly 10%. The second sell-off, in March, was more discriminating: financials and information technology stocks carried the brunt of the investor selling. During the second quarter of 2018, Asian markets weakened as China’s economy showed signs of slowing, sending the developed Asian markets into negative territory. The U.S. economy remained strong with full employment and a tight labor market pushing inflation to the Federal Reserve’s (Fed) 2% target, sending interest rates higher. The third-quarter 2018 markets were up but lagged the United States, which was the strongest market throughout much of 2018. The United States led the major markets in the third quarter, overcoming an additional interest rate hike by the Fed to enjoy its best quarter since the fourth quarter of 2013. Despite ongoing monetary stimulus, European markets continued to lag as trade and political concerns continue to color investor sentiment. Brexit and the European Union-unfriendly Italian budget remain primary focal points for concern, and these factors caused a mixed third quarter in Europe. Oil prices marched steadily higher in the third quarter, reaching their highest level since the 2015 crash. Non-U.S. equities fell sharply in the fourth quarter of 2018 as tighter U.S. monetary policy, slowing global growth, collapsing oil prices and continued trade tensions combined to generate significant risk aversion. Oil prices plummeted during the last quarter as demand weakened and production cuts did little to support prices. Every developed market and most emerging markets lost ground in the fourth quarter, and many posted double-digit losses. Not surprisingly, in this environment, the defensive sectors held up best, led by utilities and health care. The weakest sectors were the most cyclical, with energy, industrials, consumer discretionary and financials stocks falling sharply.

Investor aversion to risk was the dominant factor and theme of 2018 as low-beta and lower-volatility stocks outperformed in every region. “Risk-off” measures characterized the year in general. Quality factors also were broadly rewarded across the equity markets. In the emerging markets and Japan, higher-levered companies outperformed, but other quality measures also were rewarded. Stocks with favorable investor sentiment delivered mixed results. Growth factors reversed and remained out of favor, while value measures rotated into positive territory with more-defensive value measures continuing to outperform.

Portfolio Review

The Fund benefited from its stock selection as it outperformed its benchmark in 6 out of 11 sectors for the year. Information technology, consumer staples and health care were among the best-performing sectors, while consumer discretionary and financials detracted the most. Regionally, stock selection was strongest in Asia ex-Japan and emerging Asia — notably China — and weakest in continental Europe and Japan.

Stocks that had the greatest positive impact on the Fund’s performance included Fund holding CSL Limited, a standout performer for the year. Its subsidiary, Seqirus, a global leader in influenza vaccine innovation, announced U.S. Food and Drug Administration (FDA) approval of its next-generation cell-based manufacturing process, which will enable Seqirus to more than double current production levels for supply in the 2019 - 2020 influenza season. Another name held by the Fund was Roche Holding, the large pharmaceutical company, which traded at multiples that were well below its peers with two of its major drugs coming off patent. The company reported solid revenue and was able to satisfy the reduced expectations of the

3

Fund Commentary (cont.)	NVIT International Equity Fund

street rerating to its peers. Fund holding Unilever held up well during the last market sell-off in the fourth quarter; it has recently benefited from its joint ventures with Starbucks and PepsiCo, and has been viewed favorably by analysts.

Detractors from Fund performance for the year included Fund holding Covestro AG, the German chemicals company, which struggled in the period with the uncertain global economic outlook. The company’s proprietary polyurethane precursor product, TDI, is facing new competition from two rival chemical firms, which will place pressure on prices. Covestro issued a profit warning in November that further depressed the stock. Fund holding Continental AG, the German tire manufacturer, issued a profit warning in August after the company’s second-quarter conference call warning of lower margins and revenues across all its divisions. The timing disappointed analysts, who downgraded the stock. With the outlook for auto sales remaining uncertain, the stock has continued to sell off. Fund holding Mitsubishi UFJ has continued to struggle in the low interest rate environment. Its new business plan included similar or reduced guidance on most metrics, disappointing investors who were looking for better return on equity and net interest income.

During the year, the Fund held no derivatives.

Subadviser:

Lazard Asset Management LLC

Portfolio Managers:

Taras Ivanenko, Ph.D.; Paul Moghtader and Susanne Willumsen

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT International Equity Fund

Asset Allocation†

Common Stocks	97.8%
Repurchase Agreements	0.4%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries††

Banks	12.4%
Oil, Gas & Consumable Fuels	7.9%
Pharmaceuticals	6.5%
Insurance	6.3%
Metals & Mining	3.7%
Real Estate Management & Development	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Food Products	3.1%
Personal Products	3.0%
Machinery	3.0%
Other Industries*	47.8%
100.0%

Top Holdings††

Roche Holding AG	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
Unilever NV, CVA	2.4%
CSL Ltd.	2.3%
Samsung Electronics Co. Ltd.	2.0%
NTT DOCOMO, Inc.	2.0%
Allianz SE (Registered)	1.7%
Imperial Brands plc	1.7%
CNOOC Ltd.	1.5%
Japan Post Holdings Co. Ltd.	1.4%
Other Holdings*	78.8%
100.0%

Top Countries††

Japan	16.6%
United Kingdom	13.2%
China	8.6%
France	7.3%
Canada	6.5%
Switzerland	5.3%
Germany	4.7%
Australia	4.7%
South Korea	3.8%
Taiwan	3.4%
Other Countries*	25.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(14.53)%	1.18%	6.72%
Class II2	(14.80)%	0.92%	6.44%
MSCI ACWI ex USA	(14.20)%	0.68%	6.57%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.11%	1.10%
Class II	1.36%	1.35%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	NVIT International Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	876.20	5.34	1.13
	Hypothetical	(b)(c)	1,000.00	1,019.51	5.75	1.13
Class II Shares	Actual	(b)	1,000.00	874.40	6.57	1.39
	Hypothetical	(b)(c)	1,000.00	1,018.20	7.07	1.39

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT International Equity Fund

Common Stocks 97.8%

	Shares	Value

AUSTRALIA 4.6%
Airlines 0.3%
Qantas Airways Ltd.	61,470	$250,935

Biotechnology 2.2%
CSL Ltd.	16,911	2,208,510

Commercial Services & Supplies 0.1%
SmartGroup Corp. Ltd.	13,598	85,043

Construction & Engineering 0.4%
CIMIC Group Ltd.	11,897	363,727

Food & Staples Retailing 0.2%
Coles Group Ltd.*	28,699	237,314

Food Products 0.3%
Inghams Group Ltd. (a)	93,608	272,294

Hotels, Restaurants & Leisure 0.6%
Aristocrat Leisure Ltd.	39,122	597,493

IT Services 0.1%
Link Administration Holdings Ltd.	19,399	92,496

Metals & Mining 0.4%
Evolution Mining Ltd.	45,930	119,930
Regis Resources Ltd.	83,184	284,054

		403,984

		4,511,796

BELGIUM 1.0%
Media 0.8%
Telenet Group Holding NV	18,090	839,788

Pharmaceuticals 0.2%
UCB SA	1,993	162,485

		1,002,273

BRAZIL 1.8%
Chemicals 0.5%
Braskem SA (Preference), Class A	39,600	484,271

Metals & Mining 0.6%
Vale SA, ADR	53,273	702,671

Oil, Gas & Consumable Fuels 0.5%
Cosan SA	32,800	284,011
Petroleo Brasileiro SA (Preference)*	28,600	166,039

		450,050

Paper & Forest Products 0.2%
Fibria Celulose SA	10,300	178,921

		1,815,913

CANADA 6.3%
Airlines 0.2%
Air Canada*	11,483	218,355

Auto Components 0.5%
Magna International, Inc.	11,125	504,993

Banks 1.7%
Bank of Montreal	2,843	185,736
Royal Bank of Canada	8,389	574,178
Toronto-Dominion Bank (The)	18,426	915,902

		1,675,816

Metals & Mining 1.1%
Kirkland Lake Gold Ltd.	9,449	246,399

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Metals & Mining (continued)
Teck Resources Ltd., Class B	36,822	$792,704

		1,039,103

Oil, Gas & Consumable Fuels 0.8%
Suncor Energy, Inc.	29,704	829,632

Paper & Forest Products 0.5%
Canfor Corp.*	5,046	61,098
Norbord, Inc.	4,615	122,711
West Fraser Timber Co. Ltd. (a)	5,658	279,501

		463,310

Software 1.1%
Constellation Software, Inc.	1,773	1,134,891

Thrifts & Mortgage Finance 0.2%
Genworth MI Canada, Inc. (a)	7,553	222,407

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	3,491	178,897

		6,267,404

CHILE 0.4%
Beverages 0.4%
Cia Cervecerias Unidas SA, ADR	14,450	363,129

CHINA 8.4%
Automobiles 0.1%
Geely Automobile Holdings Ltd.	62,000	109,741

Banks 0.7%
China Construction Bank Corp., Class H	372,000	304,997
China Merchants Bank Co. Ltd., Class H	114,500	416,440

		721,437

Construction Materials 0.6%
Anhui Conch Cement Co. Ltd., Class H	97,500	467,843
China Resources Cement Holdings Ltd.	98,000	87,112

		554,955

Diversified Telecommunication Services 0.8%
China Telecom Corp. Ltd., Class H	1,276,000	649,290
China Unicom Hong Kong Ltd.	92,000	97,716

		747,006

Electronic Equipment, Instruments & Components 0.2%
Sunny Optical Technology Group Co. Ltd.	20,800	182,493

Interactive Media & Services 0.5%
Autohome, Inc., ADR (a)	3,384	264,731
Momo, Inc., ADR* (a)	3,367	79,966
YY, Inc., ADR*	2,718	162,699

		507,396

Machinery 1.1%
Sinotruk Hong Kong Ltd.	385,500	583,156
Yangzijiang Shipbuilding Holdings Ltd.	589,200	535,673

		1,118,829

Metals & Mining 0.3%
Angang Steel Co. Ltd., Class H	240,000	164,147
China Oriental Group Co. Ltd. (a)	206,000	121,464

		285,611

9

Statement of Investments (Continued)

December 31, 2018

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Oil, Gas & Consumable Fuels 2.2%
China Shenhua Energy Co. Ltd., Class H	106,000	$230,878
CNOOC Ltd.	938,000	1,437,079
PetroChina Co. Ltd., Class H	1,008,000	623,203

		2,291,160

Pharmaceuticals 0.2%
CSPC Pharmaceutical Group Ltd.	108,000	154,383

Real Estate Management & Development 1.5%
Country Garden Holdings Co. Ltd.	674,000	811,899
Future Land Development Holdings Ltd.	328,000	222,191
Longfor Group Holdings Ltd.	97,500	291,887
Shimao Property Holdings Ltd.	54,000	142,842

		1,468,819

Specialty Retail 0.2%
Zhongsheng Group Holdings Ltd.	88,000	174,916

		8,316,746

COLOMBIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
Ecopetrol SA, ADR	11,985	190,322

DENMARK 1.2%
Pharmaceuticals 1.2%
Novo Nordisk A/S, Class B	25,561	1,174,981

FRANCE 7.1%
Aerospace & Defense 0.2%
Safran SA	1,436	172,521

Auto Components 0.3%
Faurecia SA	1,896	71,161
Valeo SA	6,957	201,731

		272,892

Automobiles 0.9%
Peugeot SA	48,150	1,023,538

Banks 0.6%
BNP Paribas SA	9,186	413,721
Societe Generale SA	4,079	129,504

		543,225

Commercial Services & Supplies 0.4%
Edenred	10,462	383,507

Electric Utilities 0.7%
Electricite de France SA	43,846	690,862

Health Care Providers & Services 0.3%
Korian SA	7,093	251,981

Insurance 0.3%
AXA SA	15,297	329,583

Multi-Utilities 0.3%
Engie SA	23,083	329,905

Oil, Gas & Consumable Fuels 0.8%
TOTAL SA	14,730	778,157

Personal Products 0.4%
L’Oreal SA	1,774	407,225

Pharmaceuticals 0.9%
Ipsen SA	6,995	902,172

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Real Estate Management & Development 0.2%
Nexity SA	3,915	$176,715

Textiles, Apparel & Luxury Goods 0.8%
Hermes International	1,085	600,056
Kering SA	350	163,805

		763,861

		7,026,144

GERMANY 4.6%
Aerospace & Defense 0.5%
MTU Aero Engines AG	2,572	467,156

Airlines 0.3%
Deutsche Lufthansa AG (Registered)	14,113	318,280

Auto Components 0.8%
Continental AG	5,008	692,498
Schaeffler AG (Preference)	11,251	95,933

		788,431

Chemicals 0.7%
Covestro AG Reg. S (b)	13,539	669,805

Insurance 1.6%
Allianz SE (Registered)	8,292	1,663,927

Semiconductors & Semiconductor Equipment 0.2%
Siltronic AG	1,894	156,649

Software 0.5%
SAP SE	5,134	511,396

		4,575,644

HONG KONG 2.1%
Auto Components 0.4%
Xinyi Glass Holdings Ltd.	396,000	434,864

Equity Real Estate Investment Trusts (REITs) 0.3%
Link REIT	27,500	276,942

Household Durables 0.4%
Techtronic Industries Co. Ltd.	80,500	424,311

Industrial Conglomerates 0.4%
Jardine Matheson Holdings Ltd.	5,200	366,496

Multiline Retail 0.2%
Lifestyle International Holdings Ltd.	98,500	148,530

Pharmaceuticals 0.1%
Sino Biopharmaceutical Ltd.	146,000	95,058

Real Estate Management & Development 0.3%
CK Asset Holdings Ltd.	20,500	149,071
Swire Pacific Ltd., Class A	15,500	162,832

		311,903

		2,058,104

INDIA 1.8%
Banks 0.7%
HDFC Bank Ltd., ADR	6,206	642,880

IT Services 1.1%
Infosys Ltd., ADR	96,534	919,003
Wipro Ltd., ADR	34,692	177,970

		1,096,973

		1,739,853

10

Statement of Investments (Continued)

December 31, 2018

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

INDONESIA 0.6%
Banks 0.3%
Bank Rakyat Indonesia Persero Tbk. PT	914,200	$233,360

Household Products 0.1%
Unilever Indonesia Tbk. PT	35,000	110,710

Oil, Gas & Consumable Fuels 0.1%
Bukit Asam Tbk. PT	412,400	123,287

Paper & Forest Products 0.1%
Indah Kiat Pulp & Paper Corp. Tbk. PT	137,000	109,996

		577,353

IRELAND 0.2%
Trading Companies & Distributors 0.2%
AerCap Holdings NV*	5,742	227,383

ISRAEL 0.2%
Banks 0.2%
Israel Discount Bank Ltd., Class A	78,174	240,918

ITALY 2.8%
Banks 1.2%
Intesa Sanpaolo SpA	545,409	1,208,777

Electric Utilities 1.1%
Enel SpA	181,169	1,045,177

Health Care Equipment & Supplies 0.1%
DiaSorin SpA	1,654	134,014
Insurance 0.4%
Poste Italiane SpA Reg. S (b)	45,427	364,586

		2,752,554

JAPAN 16.4%
Banks 2.4%
Chiba Bank Ltd. (The)	15,800	87,612
Fukuoka Financial Group, Inc.	7,000	141,157
Hokkoku Bank Ltd. (The)	7,400	236,976
Mitsubishi UFJ Financial Group, Inc.	263,500	1,299,354
Sumitomo Mitsui Trust Holdings, Inc.	16,400	596,942

		2,362,041

Building Products 0.4%
AGC, Inc.	11,700	363,042

Capital Markets 0.1%
Nomura Holdings, Inc.	36,900	140,692

Chemicals 0.8%
Daicel Corp.	13,300	136,675
Nitto Denko Corp.	5,700	284,590
Shin-Etsu Chemical Co. Ltd.	1,100	84,745
Teijin Ltd.	10,000	159,199
Tosoh Corp.	8,400	108,688

		773,897

Construction & Engineering 0.5%
Nishimatsu Construction Co. Ltd.	4,300	97,046
Taisei Corp.	8,200	348,624

		445,670

Diversified Financial Services 0.9%
ORIX Corp.	61,300	890,666

Entertainment 0.1%
Capcom Co. Ltd.	5,900	117,611

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Equity Real Estate Investment Trusts (REITs) 0.2%
Tokyu REIT, Inc.	149	$223,427
Food Products 0.1%
Nisshin Oillio Group Ltd. (The)	4,600	130,913

Gas Utilities 0.4%
Tokyo Gas Co. Ltd.	16,800	424,865

Insurance 3.9%
Dai-ichi Life Holdings, Inc.	19,200	297,510
Japan Post Holdings Co. Ltd.	121,600	1,398,087
MS&AD Insurance Group Holdings, Inc.	34,200	970,778
Sompo Holdings, Inc.	31,400	1,059,895

		3,726,270

Interactive Media & Services 0.2%
Kakaku.com, Inc.	13,000	228,629

Machinery 0.5%
DMG Mori Co. Ltd. (a)	21,800	243,310
Sumitomo Heavy Industries Ltd.	8,400	247,637

		490,947

Metals & Mining 0.1%
JFE Holdings, Inc.	5,700	90,692

Pharmaceuticals 0.5%
Shionogi & Co. Ltd.	8,000	453,629

Real Estate Management & Development 1.1%
Daito Trust Construction Co. Ltd.	2,100	286,827
Daiwa House Industry Co. Ltd.	26,300	835,277

		1,122,104

Road & Rail 1.4%
East Japan Railway Co.	14,100	1,253,258
West Japan Railway Co.	2,300	162,437

		1,415,695

Technology Hardware, Storage & Peripherals 0.7%
Canon, Inc. (a)	8,700	239,723
FUJIFILM Holdings Corp.	12,000	463,065

		702,788

Tobacco 0.1%
Japan Tobacco, Inc.	4,200	99,645

Wireless Telecommunication Services 2.0%
NTT DOCOMO, Inc.	86,100	1,933,374

		16,136,597

KAZAKHSTAN 0.1%
Metals & Mining 0.1%
KAZ Minerals plc	20,121	136,462

MACAU 0.6%
Hotels, Restaurants & Leisure 0.6%
Sands China Ltd.	93,600	405,337
Wynn Macau Ltd.	102,000	219,487

		624,824

MALAYSIA 0.2%
Food Products 0.2%
Nestle Malaysia Bhd.	4,700	167,483

11

Statement of Investments (Continued)

December 31, 2018

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

MEXICO 1.1%
Food & Staples Retailing 1.1%
Wal-Mart de Mexico SAB de CV	433,900	$1,103,311

NETHERLANDS 2.3%
Banks 0.7%
ING Groep NV	60,014	643,160

Capital Markets 0.2%
Euronext NV Reg. S (b)	4,238	243,392

Oil, Gas & Consumable Fuels 1.2%
Royal Dutch Shell plc, Class A	38,786	1,138,389

Professional Services 0.2%
Wolters Kluwer NV	3,767	222,454

		2,247,395

NEW ZEALAND 0.1%
Food Products 0.1%
a2 Milk Co. Ltd.*	15,119	111,806

NORWAY 1.6%
Diversified Telecommunication Services 0.4%
Telenor ASA	21,559	416,173

Food Products 0.5%
Salmar ASA	9,019	446,073

Oil, Gas & Consumable Fuels 0.7%
Equinor ASA	32,956	702,825

		1,565,071

POLAND 0.2%
Metals & Mining 0.1%
Jastrzebska Spolka Weglowa SA*	4,145	74,389

Textiles, Apparel & Luxury Goods 0.1%
LPP SA	65	136,274

		210,663

RUSSIA 1.9%
Banks 0.5%
Sberbank of Russia PJSC, ADR	49,267	540,051

Metals & Mining 0.6%
Alrosa PJSC	283,600	403,166
Evraz plc	38,432	235,405

		638,571

Oil, Gas & Consumable Fuels 0.8%
LUKOIL PJSC, ADR	7,114	507,513
LUKOIL PJSC, ADR	1,381	98,583
Transneft PJSC (Preference)	41	101,063

		707,159

		1,885,781

SINGAPORE 0.5%
Aerospace & Defense 0.2%
Singapore Technologies Engineering Ltd.	71,700	182,853

Personal Products 0.3%
Best World International Ltd.	138,400	267,329

		450,182

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA 1.6%
Banks 0.9%
Absa Group Ltd.	30,263	$337,823
Standard Bank Group Ltd.	41,814	519,585

		857,408

Diversified Financial Services 0.2%
FirstRand Ltd.	42,994	195,887

Food Products 0.1%
Astral Foods Ltd.	5,669	63,035

Metals & Mining 0.2%
Anglo American plc	10,190	225,261

Oil, Gas & Consumable Fuels 0.1%
Exxaro Resources Ltd.	12,539	120,110

Specialty Retail 0.1%
Mr Price Group Ltd.	6,675	113,834

		1,575,535

SOUTH KOREA 3.7%
Banks 0.2%
KB Financial Group, Inc.	5,598	233,672

Diversified Telecommunication Services 0.3%
LG Uplus Corp.*	15,917	251,380

Electric Utilities 0.7%
Korea Electric Power Corp.	22,701	673,137

IT Services 0.2%
Samsung SDS Co. Ltd.*	1,108	202,011

Semiconductors & Semiconductor Equipment 0.3%
SK Hynix, Inc.	5,756	311,133

Technology Hardware, Storage & Peripherals 2.0%
Samsung Electronics Co. Ltd.	56,900	1,968,778

		3,640,111

SPAIN 0.5%
IT Services 0.5%
Amadeus IT Group SA	7,004	487,683

SWEDEN 1.0%
Hotels, Restaurants & Leisure 0.2%
NetEnt AB*	44,310	182,525

Machinery 0.8%
Sandvik AB	21,685	310,279
Volvo AB, Class B	38,071	500,584

		810,863

		993,388

SWITZERLAND 5.2%
Capital Markets 0.7%
Partners Group Holding AG	1,077	654,635

Food Products 0.4%
Nestle SA (Registered)	5,045	410,163

Machinery 0.4%
Georg Fischer AG (Registered)	546	435,585

Pharmaceuticals 3.5%
Roche Holding AG	13,773	3,405,708

12

Statement of Investments (Continued)

December 31, 2018

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods 0.2%
Swatch Group AG (The) (Registered)	3,552	$205,894

		5,111,985

TAIWAN 3.3%
Capital Markets 0.2%
Yuanta Financial Holding Co. Ltd.	312,000	156,194

Electronic Equipment, Instruments & Components 0.2%
Yageo Corp.	16,367	167,141

Food & Staples Retailing 0.1%
President Chain Store Corp.	11,000	111,138

Food Products 0.3%
Uni-President Enterprises Corp.	122,000	276,111

Semiconductors & Semiconductor Equipment 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	354,000	2,569,785

		3,280,369

THAILAND 0.5%
Oil, Gas & Consumable Fuels 0.4%
PTT Exploration & Production PCL	97,400	338,762

Wireless Telecommunication Services 0.1%
Advanced Info Service PCL	22,500	119,651

		458,413

TURKEY 0.4%
Banks 0.1%
Turkiye Vakiflar Bankasi TAO, Class D	184,906	134,166

Food & Staples Retailing 0.3%
BIM Birlesik Magazalar A/S	18,296	300,816

		434,982

UNITED KINGDOM 13.0%
Airlines 0.9%
International Consolidated Airlines Group SA	111,834	887,521

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	9,230	134,193

Banks 2.0%
HSBC Holdings plc	36,968	303,373
Lloyds Banking Group plc	909,076	600,695
Royal Bank of Scotland Group plc	386,580	1,062,928

		1,966,996
Capital Markets 1.1%
Hargreaves Lansdown plc	44,884	1,057,536

Entertainment 0.9%
Cineworld Group plc	266,021	890,307

Food Products 1.1%
Associated British Foods plc	16,029	416,881
Tate & Lyle plc	82,213	690,212

		1,107,093

Hotels, Restaurants & Leisure 0.2%
Whitbread plc	2,901	168,873

Household Durables 0.4%
Persimmon plc	14,438	353,723

Internet & Direct Marketing Retail 0.2%
Moneysupermarket.com Group plc	49,867	174,603

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Leisure Products 0.1%
Games Workshop Group plc	2,727	$105,255

Media 0.3%
Pearson plc	23,567	280,954

Multi-Utilities 0.6%
National Grid plc	57,846	559,404

Personal Products 2.2%
Unilever NV, CVA	41,946	2,279,135

Specialty Retail 0.4%
WH Smith plc	17,963	392,375

Tobacco 1.7%
Imperial Brands plc	54,311	1,642,364

Trading Companies & Distributors 0.8%
Ashtead Group plc	14,567	301,805
Howden Joinery Group plc	88,120	487,356

		789,161

		12,789,493

UNITED STATES 0.3%
Leisure Products 0.2%
BRP, Inc.	7,026	181,877

Trading Companies & Distributors 0.1%
Ferguson plc	2,263	144,936

		326,813

Total Common Stocks (cost $101,303,020)		96,578,864

Repurchase Agreements 0.4%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $100,017, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $102,000. (c)(d)	$100,000	100,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $124,004, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $126,463. (c)(d)	123,983	123,983
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,049, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042. (c)(d)	100,000	100,000

13

Statement of Investments (Continued)

December 31, 2018

NVIT International Equity Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $80,014, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $81,600. (c)(d)	$80,000	$80,000

Total Repurchase Agreements (cost $403,983)		403,983

Total Investments (cost $101,707,003) — 98.2%		96,982,847

Other assets in excess of liabilities — 1.8%		1,750,340

NET ASSETS — 100.0%		$98,733,187

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $1,505,110, which was collateralized by cash used to purchase repurchase agreements with a total value of $403,983 and by $1,182,458 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 1/15/2019 - 2/15/2048, a total value of $1,586,441.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $1,277,783 which represents 1.29% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $403,983.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CVA	Dutch Certification

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2018

NVIT International Equity Fund
Assets:
Investment securities, at value* (cost $101,303,020)	$96,578,864
Repurchase agreements, at value (cost $403,983)	403,983
Cash	2,052,457
Foreign currencies, at value (cost $61)	61
Interest and dividends receivable	128,036
Security lending income receivable	2,140
Receivable for capital shares issued	11,634
Reclaims receivable	179,004
Prepaid expenses	186

Total Assets	99,356,365

Liabilities:
Payable for capital shares redeemed	55,392
Payable upon return of securities loaned (Note 2)	403,983
Accrued expenses and other payables:
Investment advisory fees	66,545
Fund administration fees	22,230
Distribution fees	9,494
Administrative servicing fees	14,548
Accounting and transfer agent fees	230
Trustee fees	51
Deferred capital gain country tax	946
Custodian fees	776
Compliance program costs (Note 3)	107
Professional fees	24,615
Printing fees	6,061
Other	18,200

Total Liabilities	623,178

Net Assets	$98,733,187

Represented by:
Capital	$98,202,458
Total distributable earnings (loss)	530,729

Net Assets	$98,733,187

Net Assets:
Class I Shares	$54,406,251
Class II Shares	44,326,936

Total	$98,733,187

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,542,186
Class II Shares	4,553,505

Total	10,095,691

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.82
Class II Shares	$9.73

*	Includes value of securities on loan of $1,505,110 (Note 2).

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2018

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$3,917,881
Income from securities lending (Note 2)	35,477
Interest income	19,349
Foreign tax withholding	(416,163)

Total Income	3,556,544

EXPENSES:
Investment advisory fees	927,192
Fund administration fees	103,595
Distribution fees Class II Shares	127,361
Administrative servicing fees Class I Shares	97,431
Administrative servicing fees Class II Shares	76,417
Professional fees	60,290
Printing fees	19,088
Trustee fees	3,444
Custodian fees	4,920
Accounting and transfer agent fees	4,932
Compliance program costs (Note 3)	464
Other	10,329

Total expenses before fees waived	1,435,463

Investment advisory fees waived (Note 3)	(11,591)

Net Expenses	1,423,872

NET INVESTMENT INCOME	2,132,672

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	4,721,538
Foreign currency transactions (Note 2)	(30,653)

Net realized gains	4,690,885

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(23,573,274)
Translation of assets and liabilities denominated in foreign currencies	(5,443)

Net change in unrealized appreciation/depreciation	(23,578,717)

Net realized/unrealized losses	(18,887,832)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,755,160)

†	Net of capital gain country taxes of $42,900.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $64,037.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT International Equity Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$2,132,672	$1,678,536
Net realized gains	4,690,885	8,271,908
Net change in unrealized appreciation/depreciation	(23,578,717)	16,441,853

Change in net assets resulting from operations	(16,755,160)	26,392,297

Distributions to Shareholders From:
Distributable earnings:
Class I	(1,611,871)	(1,107,466	)(a)
Class II	(1,174,660)	(740,915	)(a)

Change in net assets from shareholder distributions	(2,786,531)	(1,848,381)

Change in net assets from capital transactions	(6,103,619)	1,598,388

Change in net assets	(25,645,310)	26,142,304

Net Assets:
Beginning of year	124,378,497	98,236,193

End of year	$98,733,187	$124,378,497	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,122,367	$7,598,874
Dividends reinvested	1,611,871	1,107,466
Cost of shares redeemed	(13,016,476)	(12,159,464)

Total Class I Shares	(3,282,238)	(3,453,124)

Class II Shares
Proceeds from shares issued	6,878,616	9,929,140
Dividends reinvested	1,174,660	740,915
Cost of shares redeemed	(10,874,657)	(5,618,543)

Total Class II Shares	(2,821,381)	5,051,512

Change in net assets from capital transactions	$(6,103,619)	$1,598,388

SHARE TRANSACTIONS:
Class I Shares
Issued	711,380	691,277
Reinvested	152,987	96,780
Redeemed	(1,131,169)	(1,133,208)

Total Class I Shares	(266,802)	(345,151)

Class II Shares
Issued	604,313	911,930
Reinvested	112,125	65,460
Redeemed	(925,068)	(524,809)

Total Class II Shares	(208,630)	452,581

Total change in shares	(475,432)	107,430

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $809,843.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$11.81	0.23	(1.92)	(1.69)	(0.24)	(0.06)	(0.30)	$9.82	(14.53%	)	$54,406,251	1.12%	1.97%	1.13%	59.73%
Year Ended December 31, 2017	$9.42	0.17	2.41	2.58	(0.19)	–	(0.19)	$11.81	27.45%		$68,605,319	1.10%	1.61%	1.11%	77.86%
Year Ended December 31, 2016	$9.54	0.16	(0.08)	0.08	(0.20)	–	(0.20)	$9.42	0.87%		$57,962,512	1.14%	1.71%	1.15%	84.81%
Year Ended December 31, 2015	$10.30	0.17	(0.49)	(0.32)	(0.05)	(0.39)	(0.44)	$9.54	(3.06%	)	$63,037,658	1.12%	1.66%	1.14%	100.97%
Year Ended December 31, 2014	$10.75	0.19	(0.22)	(0.03)	(0.42)	–	(0.42)	$10.30	(0.45%	)	$67,502,706	1.13%	1.80%	1.15%	90.25%

Class II Shares(g)
Year Ended December 31, 2018	$11.71	0.19	(1.90)	(1.71)	(0.21)	(0.06)	(0.27)	$9.73	(14.80%	)	$44,326,936	1.37%	1.68%	1.38%	59.73%
Year Ended December 31, 2017	$9.35	0.15	2.37	2.52	(0.16)	–	(0.16)	$11.71	27.07%		$55,773,178	1.35%	1.35%	1.36%	77.86%
Year Ended December 31, 2016	$9.47	0.14	(0.08)	0.06	(0.18)	–	(0.18)	$9.35	0.63%		$40,273,681	1.39%	1.47%	1.40%	84.81%
Year Ended December 31, 2015	$10.22	0.14	(0.47)	(0.33)	(0.03)	(0.39)	(0.42)	$9.47	(3.22%	)	$41,330,513	1.38%	1.40%	1.39%	100.97%
Year Ended December 31, 2014	$10.69	0.16	(0.22)	(0.06)	(0.41)	–	(0.41)	$10.22	(0.72%	)	$39,240,044	1.39%	1.47%	1.40%	90.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

19

Notes to Financial Statements (Continued)

December 31, 2018

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

20

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$822,530	$—	$822,530
Airlines	218,355	1,456,736	—	1,675,091
Auto Components	504,993	1,496,187	—	2,001,180
Automobiles	—	1,267,472	—	1,267,472
Banks	2,318,696	9,685,211	—	12,003,907
Beverages	363,129	—	—	363,129
Biotechnology	—	2,208,510	—	2,208,510
Building Products	—	363,042	—	363,042
Capital Markets	—	2,252,449	—	2,252,449
Chemicals	—	1,927,973	—	1,927,973
Commercial Services & Supplies	—	468,550	—	468,550
Construction & Engineering	—	809,397	—	809,397
Construction Materials	—	554,955	—	554,955
Diversified Financial Services	—	1,086,553	—	1,086,553
Diversified Telecommunication Services	—	1,414,559	—	1,414,559
Electric Utilities	—	2,409,176	—	2,409,176
Electronic Equipment, Instruments & Components	—	349,634	—	349,634
Entertainment	—	1,007,918	—	1,007,918
Equity Real Estate Investment Trusts (REITs)	—	500,369	—	500,369
Food & Staples Retailing	1,340,625	411,954	—	1,752,579

21

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food Products	$—	$2,984,971	$—	$2,984,971
Gas Utilities	—	424,865	—	424,865
Health Care Equipment & Supplies	—	134,014	—	134,014
Health Care Providers & Services	—	251,981	—	251,981
Hotels, Restaurants & Leisure	—	1,573,715	—	1,573,715
Household Durables	—	778,034	—	778,034
Household Products	—	110,710	—	110,710
Industrial Conglomerates	366,496	—	—	366,496
Insurance	—	6,084,366	—	6,084,366
Interactive Media & Services	507,396	228,629	—	736,025
Internet & Direct Marketing Retail	—	174,603	—	174,603
IT Services	1,096,973	782,190	—	1,879,163
Leisure Products	181,877	105,255	—	287,132
Machinery	—	2,856,224	—	2,856,224
Media	—	1,120,742	—	1,120,742
Metals & Mining	1,741,774	1,854,970	—	3,596,744
Multiline Retail	—	148,530	—	148,530
Multi-Utilities	—	889,309	—	889,309
Oil, Gas & Consumable Fuels	1,527,467	6,142,386	—	7,669,853
Paper & Forest Products	463,310	288,917	—	752,227
Personal Products	—	2,953,689	—	2,953,689
Pharmaceuticals	—	6,348,416	—	6,348,416
Professional Services	—	222,454	—	222,454
Real Estate Management & Development	—	3,079,541	—	3,079,541
Road & Rail	—	1,415,695	—	1,415,695
Semiconductors & Semiconductor Equipment	—	3,037,567	—	3,037,567
Software	1,134,891	511,396	—	1,646,287
Specialty Retail	—	681,125	—	681,125
Technology Hardware, Storage & Peripherals	—	2,671,566	—	2,671,566
Textiles, Apparel & Luxury Goods	—	1,106,029	—	1,106,029
Thrifts & Mortgage Finance	222,407	—	—	222,407
Tobacco	—	1,742,009	—	1,742,009
Trading Companies & Distributors	227,383	934,097	—	1,161,480
Wireless Telecommunication Services	178,897	2,053,025	—	2,231,922
Total Common Stocks	$12,394,669	$84,184,195	$—	$96,578,864
Repurchase Agreements	$—	$403,983	$—	$403,983
Total	$12,394,669	$84,588,178	$—	$96,982,847

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency

22

Notes to Financial Statements (Continued)

December 31, 2018

and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $403,983, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities

23

Notes to Financial Statements (Continued)

December 31, 2018

received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

24

Notes to Financial Statements (Continued)

December 31, 2018

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$100,000	$—	$100,000	$(100,000)	$—
ML Pierce Fenner & Smith, Inc.	123,983	—	123,983	(123,983)	—
NatWest Markets Securities, Inc.	100,000	—	100,000	(100,000)	—
Pershing LLC	80,000	—	80,000	(80,000)	—
Total	$403,983	$—	$403,983	$(403,983)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize

25

Notes to Financial Statements (Continued)

December 31, 2018

the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss and investments in passive foreign investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

26

Notes to Financial Statements (Continued)

December 31, 2018

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $11,591, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.80%, and after contractual fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $103,595 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

27

Notes to Financial Statements (Continued)

December 31, 2018

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $464.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $173,848.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating

28

Notes to Financial Statements (Continued)

December 31, 2018

Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $68,370,274 and sales of $76,136,320 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open

29

Notes to Financial Statements (Continued)

December 31, 2018

end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

30

Notes to Financial Statements (Continued)

December 31, 2018

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,221,470	$565,061	$2,786,531	$—	$2,786,531

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Ordinary Income*
$1,848,381	$—	$1,848,381	$—	$1,848,381

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$858,574	$4,560,447	$5,419,021	$—	$(4,888,292)	$530,729

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$101,867,559	$7,043,988	$(11,928,700)	$(4,884,712)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT International Equity Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

32

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

The Fund designates $565,061, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $2,536,449 or $0.2512 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $368,604 or $0.0365 per outstanding share.

33

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

34

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

35

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

36

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

37

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

39

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

40

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

42

Annual Report

December 31, 2018

Templeton NVIT International Value Fund

AR-IV 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	Templeton NVIT International Value Fund

For the annual period ended December 31, 2018, the Templeton NVIT International Value Fund (Class I) registered -15.69% versus -14.20% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s Morningstar® peer category, Foreign Large Value (consisting of 50 funds as of December 31, 2018), was -16.13% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

International value lagged international growth for the 8th year out of the past 10, although this dynamic began to reverse toward period-end as the Federal Reserve’s moves to normalize monetary policy affected markets.

The Fund’s relative weakness during the reporting period was primarily attributable to stock-specific issues in Financials, offsetting a helpful underweight in the poorly performing sector. European lenders BNP Paribas (France), ING Groep (Netherlands) and Bank of Ireland Group (Ireland) detracted from relative Fund performance for the period. Europe’s banks recently traded at the same multiple relative to trailing earnings as they did in the depths of the sovereign debt crisis, despite significant restructuring and recapitalization to improve asset quality and returns. Depressed valuations combined with generous shareholder returns mean that dividend yields recently exceeded price-to-earnings ratios at several European banks.

Security selection in the Materials and Information Technology sectors also detracted from relative Fund results for the reporting period. In Materials, German chemicals firm LANXESS, German cement maker HeidelbergCement, and French cement maker Cie De St-Gobain were the largest detractors from relative Fund results. These stocks corrected sharply on concerns of a cyclical slowdown; we believe low multiples on reduced earnings expectations should offer downside support and long-term upside potential from recent levels. In the Information Technology sector, South Korean electronics firm Samsung

Electronics, Japanese automation technology company OMRON, and Chinese search engine provider Baidu hindered relative Fund performance.

Turning to contributors, strong stock selection and a favorable overweight in the Communication Services sector buoyed relative Fund returns for the reporting period. Luxembourg-based satellite specialist SES was one of the top contributors to relative Fund performance. Recent results have shown stabilization in the firm’s video business, as well as better-than-expected growth in other key segments. Though sentiment remains tepid, recent progress highlights some of the positive changes being delivered by a new management team working to repair the balance sheet and seize long-term growth opportunities. Chinese telecommunications companies China Telecom and China Mobile also contributed to relative Fund performance.

Overweight positions in the Health Care and Energy sectors also benefited relative Fund results for the reporting period. In Health Care, contributors included U.K. medical technology company LivaNova, Irish biopharmaceuticals firm Shire, and French pharmaceutical company Sanofi. We believe select healthcare stocks offer growth uncorrelated to the economy and defensiveness uncorrelated to bond yields. Investors might expect to pay a premium for such attributes, but the sector trades at a discount on price-to-free-cash flow, in our analysis. In Energy, integrated oil and gas company BP (U.K), steel pipe manufacturer Tenaris (Luxembourg) and integrated energy company Suncor Energy (Canada) contributed to relative Fund performance. We continued rotating into more-defensive integrated stocks over the course of the year, though with oil again trading near cash costs, we also are searching cyclical parts of the sector for bargains.

From a regional standpoint, the bulk of the Fund’s relative underperformance for the reporting period was concentrated in Europe, particularly in Germany and France. In Asia, the positive effects of positioning in China and Thailand helped to offset the negative effects of positioning in South Korea and Hong Kong.

3

Fund Commentary (cont.)	Templeton NVIT International Value Fund

During the reporting period, the U.S. dollar rose in value against most foreign currencies, which hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the value of the U.S. dollar rose.

The Fund did not invest in derivatives during the reporting period.

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Matthew R. Nagle, CFA; and Peter A. Nori, CFA

The Fund is subject to the risks of investing in equity securities (including small companies and preferred stock). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreements	1.2%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Banks	15.3%
Pharmaceuticals	13.4%
Oil, Gas & Consumable Fuels	10.2%
Diversified Telecommunication Services	4.4%
Semiconductors & Semiconductor Equipment	3.6%
Wireless Telecommunication Services	3.6%
Chemicals	3.3%
Multi-Utilities	3.2%
Metals & Mining	3.2%
Technology Hardware, Storage & Peripherals	2.9%
Other Industries*	36.9%
100.0%

Top Holdings††

BP plc	3.1%
Samsung Electronics Co. Ltd., GDR	2.9%
Standard Chartered plc	2.5%
Roche Holding AG	2.4%
Sanofi	2.4%
BNP Paribas SA	2.2%
UBS Group AG (Registered)	2.1%
China Mobile Ltd.	2.0%
Eni SpA	2.0%
Vestas Wind Systems A/S	1.9%
Other Holdings*	76.5%
100.0%

Top Countries††

Japan	12.8%
France	11.3%
United Kingdom	10.7%
Germany	10.2%
China	8.1%
Netherlands	7.7%
South Korea	5.8%
Switzerland	5.7%
Canada	3.2%
Denmark	3.1%
Other Countries*	21.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception[2]
Class I3	(15.69)%	(1.58)%	5.85%
MSCI ACWI ex USA	(14.20)%	0.68%	7.67%
CPI	1.91%	1.51%	1.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

Expense Ratios

Expense Ratio^
Class I	0.99%

^	Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	Templeton NVIT International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Templeton NVIT International Value Fund since inception through 12/31/18 versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	871.80	4.81	1.02
	Hypothetical	(b)(c)	1,000.00	1,020.06	5.19	1.02

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

Templeton NVIT International Value Fund

Common Stocks 98.2%

	Shares	Value

BELGIUM 0.5%
Pharmaceuticals 0.5%
UCB SA	11,433	$932,106

CANADA 3.2%
Metals & Mining 2.5%
Goldcorp, Inc.	199,700	1,955,749
Wheaton Precious Metals Corp.	126,700	2,473,304

		4,429,053

Oil, Gas & Consumable Fuels 0.7%
Husky Energy, Inc.	120,900	1,249,560

		5,678,613

CHINA 8.0%
Diversified Telecommunication Services 1.9%
China Telecom Corp. Ltd., Class H	6,606,000	3,361,451

Entertainment 0.8%
NetEase, Inc., ADR	6,400	1,506,368

Health Care Providers & Services 0.8%
Sinopharm Group Co. Ltd., Class H	355,200	1,487,297

Insurance 1.4%
China Life Insurance Co. Ltd., Class H	1,187,000	2,510,064

Interactive Media & Services 1.1%
Baidu, Inc., ADR*	12,520	1,985,672

Wireless Telecommunication Services 2.0%
China Mobile Ltd.	366,000	3,527,222

		14,378,074

DENMARK 3.0%
Electrical Equipment 1.9%
Vestas Wind Systems A/S	44,828	3,403,749

Marine 1.1%
AP Moller—Maersk A/S, Class B	1,595	2,012,928

		5,416,677

FRANCE 11.2%
Auto Components 1.2%
Cie Generale des Etablissements Michelin SCA	21,756	2,150,999

Banks 2.2%
BNP Paribas SA	86,967	3,916,837

Building Products 1.2%
Cie de Saint-Gobain	61,942	2,061,761

Insurance 1.3%
AXA SA	107,132	2,308,226

Multi-Utilities 1.5%
Veolia Environnement SA	134,254	2,753,815

Oil, Gas & Consumable Fuels 1.5%
TOTAL SA	50,719	2,679,385

Pharmaceuticals 2.3%
Sanofi	48,624	4,202,039

		20,073,062

Common Stocks (continued)

	Shares	Value

GERMANY 10.1%
Chemicals 0.8%
LANXESS AG	32,072	$1,477,227

Diversified Telecommunication Services 1.1%
Telefonica Deutschland Holding AG	519,707	2,033,498

Health Care Providers & Services 0.8%
Fresenius Medical Care AG & Co. KGaA	22,145	1,438,453

Industrial Conglomerates 1.4%
Siemens AG (Registered)	22,224	2,478,627

Multi-Utilities 1.7%
E.ON SE	299,053	2,956,593

Pharmaceuticals 3.2%
Bayer AG (Registered)	38,734	2,685,861
Merck KGaA	28,858	2,977,531

		5,663,392

Semiconductors & Semiconductor Equipment 1.1%
Infineon Technologies AG	102,295	2,035,539

		18,083,329

HONG KONG 2.6%
Industrial Conglomerates 1.4%
CK Hutchison Holdings Ltd.	259,512	2,479,972

Real Estate Management & Development 1.2%
CK Asset Holdings Ltd.	292,012	2,123,442

		4,603,414

IRELAND 2.7%
Banks 1.2%
Bank of Ireland Group plc	379,984	2,110,236

		2,110,236

Construction Materials 1.5%
CRH plc	101,327	2,659,169

		4,769,405

ISRAEL 1.7%
Pharmaceuticals 1.7%
Teva Pharmaceutical Industries Ltd., ADR *	201,444	3,106,266

ITALY 2.8%
Banks 0.9%
UniCredit SpA	137,198	1,556,364

Oil, Gas & Consumable Fuels 1.9%
Eni SpA	222,209	3,499,381

		5,055,745

JAPAN 12.7%
Auto Components 0.6%
Sumitomo Rubber Industries Ltd.	87,600	1,042,543

Banks 1.0%
Sumitomo Mitsui Financial Group, Inc.	53,900	1,777,451

Beverages 2.3%
Kirin Holdings Co. Ltd.	76,700	1,613,374
Suntory Beverage & Food Ltd. (a)	54,800	2,473,429

		4,086,803

9

Statement of Investments (Continued)

December 31, 2018

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Electronic Equipment, Instruments & Components 0.9%
Omron Corp.	46,200	$1,665,191

Food & Staples Retailing 1.2%
Seven & i Holdings Co. Ltd.	49,300	2,146,640

Food Products 1.2%
Ezaki Glico Co. Ltd. (a)	44,000	2,222,415

Household Durables 0.9%
Panasonic Corp.	181,000	1,624,055

Metals & Mining 0.7%
Sumitomo Metal Mining Co. Ltd.	45,100	1,199,523

Multiline Retail 0.6%
Ryohin Keikaku Co. Ltd.	4,500	1,095,163

Pharmaceuticals 1.6%
Astellas Pharma, Inc.	225,100	2,864,651

Real Estate Management & Development 1.2%
Mitsui Fudosan Co. Ltd.	98,800	2,189,149

Wireless Telecommunication Services 0.5%
SoftBank Group Corp.	12,200	804,160

		22,717,744

LUXEMBOURG 1.8%
Media 1.8%
SES SA, FDR	166,939	3,197,528

NETHERLANDS 7.7%
Banks 1.5%
ING Groep NV	250,940	2,689,281

Chemicals 1.1%
Akzo Nobel NV	25,115	2,018,809

Energy Equipment & Services 1.0%
SBM Offshore NV	121,271	1,795,376

Oil, Gas & Consumable Fuels 3.0%
Royal Dutch Shell plc, Class B	76,567	2,278,387
Royal Dutch Shell plc, Class B, ADR	50,238	3,011,265

		5,289,652

Semiconductors & Semiconductor Equipment 1.1%
NXP Semiconductors NV	26,800	1,963,904

		13,757,022

NORWAY 0.8%
Chemicals 0.8%
Yara International ASA	37,794	1,450,673

SINGAPORE 1.4%
Diversified Telecommunication Services 1.4%
Singapore Telecommunications Ltd.	1,145,900	2,457,936

SOUTH KOREA 5.7%
Banks 2.8%
Hana Financial Group, Inc.	68,890	2,235,531
KB Financial Group, Inc., ADR	68,726	2,885,117

		5,120,648

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Technology Hardware, Storage & Peripherals 2.9%
Samsung Electronics Co. Ltd., GDR Reg. S (b)	5,900	$5,104,200

		10,224,848

SWEDEN 0.4%
Health Care Equipment & Supplies 0.4%
Getinge AB, Class B (a)	71,580	649,222

SWITZERLAND 5.7%
Capital Markets 2.0%
UBS Group AG (Registered)*	292,201	3,647,534

Pharmaceuticals 3.7%
Novartis AG (Registered)	26,201	2,244,073
Roche Holding AG	17,346	4,289,219

		6,533,292

		10,180,826

TAIWAN 1.4%
Semiconductors & Semiconductor Equipment 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	340,214	2,469,708

THAILAND 1.5%
Banks 1.5%
Bangkok Bank PCL, NVDR	375,700	2,345,335
Bangkok Bank PCL	45,200	287,733

		2,633,068

UNITED KINGDOM 10.7%
Aerospace & Defense 0.6%
BAE Systems plc	193,260	1,127,966

Banks 4.2%
HSBC Holdings plc (a)	361,092	2,975,935
Standard Chartered plc	574,458	4,440,375

		7,416,310

Chemicals 0.5%
Johnson Matthey plc	24,621	878,451

Oil, Gas & Consumable Fuels 3.0%
BP plc	859,804	5,424,869

Specialty Retail 1.2%
Kingfisher plc	795,318	2,104,093

Wireless Telecommunication Services 1.2%
Vodafone Group plc	1,081,458	2,101,414

		19,053,103

UNITED STATES 2.6%
Biotechnology 1.9%
Shire plc	56,655	3,292,503

Life Sciences Tools & Services 0.4%
QIAGEN NV*	23,080	786,988

Pharmaceuticals 0.3%
Perrigo Co. plc	14,200	550,250

		4,629,741

Total Common Stocks (cost $175,792,983)		175,518,110

10

Statement of Investments (Continued)

December 31, 2018

Templeton NVIT International Value Fund (Continued)

Repurchase Agreements 1.2%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $1,000,167, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $1,020,000. (c)(d)	$1,000,000	$1,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $276,627, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 -5/1/2048; total market value $282,112. (c)(d)	276,581	276,581
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $500,245, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 -2/15/2044; total market value $510,131. (c)(d)	500,000	500,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $400,067, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% -9.50%, maturing 1/7/2019 -10/20/2068; total market value $408,000. (c)(d)	400,000	400,000

Total Repurchase Agreements (cost $2,176,581)		2,176,581

Total Investments (cost $177,969,564) — 99.4%		177,694,691

Other assets in excess of liabilities — 0.6%		987,017

NET ASSETS — 100.0%		$178,681,708

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $5,958,279, which was collateralized by cash used to purchase repurchase agreements with a total value of $2,176,581 and by $4,082,746 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from 1/10/2019 – 8/15/2045, a total value of $6,259,327.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $5,104,200 which represents 2.86% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $2,176,581.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2018

Templeton NVIT International Value Fund
Assets:
Investment securities, at value* (cost $175,792,983)	$175,518,110
Repurchase agreements, at value (cost $2,176,581)	2,176,581
Cash	2,776,998
Foreign currencies, at value (cost $601)	624
Interest and dividends receivable	429,392
Security lending income receivable	5,075
Receivable for investments sold	21,807
Receivable for capital shares issued	8,339
Reclaims receivable	191,296
Prepaid expenses	332

Total Assets	181,128,554

Liabilities:
Payable for investments purchased	338
Payable for capital shares redeemed	16,548
Payable upon return of securities loaned (Note 2)	2,176,581
Accrued expenses and other payables:
Investment advisory fees	116,539
Fund administration fees	23,843
Administrative servicing fees	23,598
Accounting and transfer agent fees	104
Trustee fees	83
Deferred capital gain country tax	47,874
Custodian fees	3,100
Compliance program costs (Note 3)	198
Professional fees	8,316
Printing fees	7,743
Other	21,981

Total Liabilities	2,446,846

Net Assets	$178,681,708

Represented by:
Capital	$161,412,866
Total distributable earnings (loss)	17,268,842

Net Assets	$178,681,708

Net Assets:
Class I Shares	$178,681,708

Total	$178,681,708

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,124,500

Total	17,124,500

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.43

*	Includes value of securities on loan of $5,958,279 (Note 2).

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2018

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$6,197,026
Interest income	69,355
Income from securities lending (Note 2)	61,717
Foreign tax withholding	(511,570)

Total Income	5,816,528

EXPENSES:
Investment advisory fees	1,578,804
Fund administration fees	122,396
Administrative servicing fees Class I Shares	315,762
Professional fees	51,189
Printing fees	25,151
Trustee fees	6,230
Custodian fees	10,019
Accounting and transfer agent fees	6,743
Compliance program costs (Note 3)	838
Other	12,209

Total Expenses	2,129,341

NET INVESTMENT INCOME	3,687,187

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 8)	17,700,264
Foreign currency transactions (Note 2)	(29,481)

Net realized gains	17,670,783

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(54,771,932)
Translation of assets and liabilities denominated in foreign currencies	(13,115)

Net change in unrealized appreciation/depreciation	(54,785,047)

Net realized/unrealized losses	(37,114,264)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,427,077)

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $4,051.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$3,687,187	$3,995,766
Net realized gains	17,670,783	7,058,454
Net change in unrealized appreciation/depreciation	(54,785,047)	33,692,961

Change in net assets resulting from operations	(33,427,077)	44,747,181

Distributions to Shareholders From:
Distributable earnings:
Class I	(6,310,076)	(4,295,346	)(a)

Change in net assets from shareholder distributions	(6,310,076)	(4,295,346)

Change in net assets from capital transactions	(4,930,831)	(24,602,405)

Change in net assets	(44,667,984)	15,849,430

Net Assets:
Beginning of year	223,349,692	207,500,262

End of year	$178,681,708	$223,349,692	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$13,404,544	$4,564,354
Dividends reinvested	6,310,076	4,295,346
Cost of shares redeemed	(24,645,451)	(33,462,105)

Total Class I Shares	(4,930,831)	(24,602,405)

Change in net assets from capital transactions	$(4,930,831)	$(24,602,405)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,094,817	392,409
Reinvested	556,547	343,037
Redeemed	(2,003,984)	(2,803,836)

Total Class I Shares	(352,620)	(2,068,390)

Total change in shares	(352,620)	(2,068,390)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $320,294.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)
Class I Shares (e)
Year Ended December 31, 2018	$12.78	0.22		(2.20)	(1.98)	(0.24)	(0.13)	(0.37)	$10.43	(15.69%	)	$178,681,708	1.01%	1.75%		1.01%	31.04%
Year Ended December 31, 2017	$10.62	0.22		2.19	2.41	(0.25)	–	(0.25)	$12.78	22.72%		$223,349,692	0.99%	1.82%		0.99%	16.76%
Year Ended December 31, 2016	$10.88	0.23		(0.10)	0.13	(0.23)	(0.16)	(0.39)	$10.62	1.12%		$207,500,262	1.02%	2.19%		1.02%	18.20%
Year Ended December 31, 2015	$12.13	0.22		(0.68)	(0.46)	(0.22)	(0.57)	(0.79)	$10.88	(3.90%	)	$215,574,978	1.02%	1.79%		1.02%	12.38%
Year Ended December 31, 2014	$14.27	0.47	(f)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	$12.13	(8.15%	)	$226,857,097	1.00%	3.40%	(f)	1.00%	18.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(f)

During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

16

Notes to Financial Statements (Continued)

December 31, 2018

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or

17

Notes to Financial Statements (Continued)

December 31, 2018

foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,127,966	$—	$1,127,966
Auto Components	—	3,193,542	—	3,193,542
Banks	2,885,117	24,335,078	—	27,220,195
Beverages	—	4,086,803	—	4,086,803
Biotechnology	—	3,292,503	—	3,292,503
Building Products	—	2,061,761	—	2,061,761
Capital Markets	—	3,647,534	—	3,647,534
Chemicals	—	5,825,160	—	5,825,160
Construction Materials	—	2,659,169	—	2,659,169
Diversified Telecommunication Services	—	7,852,885	—	7,852,885
Electrical Equipment	—	3,403,749	—	3,403,749
Electronic Equipment, Instruments & Components	—	1,665,191	—	1,665,191
Energy Equipment & Services	—	1,795,376	—	1,795,376
Entertainment	1,506,368	—	—	1,506,368
Food & Staples Retailing	—	2,146,640	—	2,146,640
Food Products	—	2,222,415	—	2,222,415
Health Care Equipment & Supplies	—	649,222	—	649,222
Health Care Providers & Services	—	2,925,750	—	2,925,750
Household Durables	—	1,624,055	—	1,624,055
Industrial Conglomerates	—	4,958,599	—	4,958,599
Insurance	—	4,818,290	—	4,818,290
Interactive Media & Services	1,985,672	—	—	1,985,672
Life Sciences Tools & Services	—	786,988	—	786,988
Marine	—	2,012,928	—	2,012,928
Media	—	3,197,528	—	3,197,528

18

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Metals & Mining	$4,429,053	$1,199,523	$—	$5,628,576
Multiline Retail	—	1,095,163	—	1,095,163
Multi-Utilities	—	5,710,408	—	5,710,408
Oil, Gas & Consumable Fuels	4,260,825	13,882,022	—	18,142,847
Pharmaceuticals	3,656,516	20,195,480	—	23,851,996
Real Estate Management & Development	—	4,312,591	—	4,312,591
Semiconductors & Semiconductor Equipment	1,963,904	4,505,247	—	6,469,151
Specialty Retail	—	2,104,093	—	2,104,093
Technology Hardware, Storage & Peripherals	—	5,104,200	—	5,104,200
Wireless Telecommunication Services	—	6,432,796	—	6,432,796
Total Common Stocks	$20,687,455	$154,830,655	$—	$175,518,110
Repurchase Agreements	$—	$2,176,581	$—	$2,176,581
Total	$20,687,455	$157,007,236	$—	$177,694,691

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

19

Notes to Financial Statements (Continued)

December 31, 2018

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $2,176,581, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

20

Notes to Financial Statements (Continued)

December 31, 2018

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

21

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
ML Pierce Fenner & Smith, Inc.	276,581	—	276,581	(276,581)	—
NatWest Markets Securities, Inc.	500,000	—	500,000	(500,000)	—
Pershing LLC	400,000	—	400,000	(400,000)	—
Total	$2,176,581	$—	$2,176,581	$(2,176,581)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

22

Notes to Financial Statements (Continued)

December 31, 2018

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in passive foreign investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

23

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

24

Notes to Financial Statements (Continued)

December 31, 2018

During the year ended December 31, 2018, NFM earned $122,396 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $838.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $315,762.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available

25

Notes to Financial Statements (Continued)

December 31, 2018

through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $63,673,574 and sales of $70,615,662 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $80 of brokerage commissions.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data

26

Notes to Financial Statements (Continued)

December 31, 2018

reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,154,348	$2,155,728	$6,310,076	$—	$6,310,076

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

27

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,295,346	$—	$4,295,346	$—	$4,295,346

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$503,054	$17,116,714	$17,619,768	$—	$(350,926)	$17,268,842

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$177,994,009	$23,013,266	$(23,312,584)	$(299,318)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Templeton NVIT International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton NVIT International Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

29

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

The Fund designates $2,155,728, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $4,067,549 or $0.2375 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $386,135 or $0.0225 per outstanding share.

30

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

31

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

32

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

33

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

34

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

36

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

37

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

38

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

39

Annual Report

December 31, 2018

American Century NVIT Multi Cap Value Fund

AR-MCV 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	American Century NVIT Multi Cap Value Fund

For the annual period ended December 31, 2018, the American Century NVIT Multi Cap Value Fund (Class I) registered -9.35% versus -8.27% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Value (consisting of 257 funds as of December 31, 2018), was -9.30% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Review

The U.S. equity market suffered heightened volatility in 2018 as concerns about slowing global economic and earnings growth, falling oil prices, less-accommodative monetary policy, trade tensions, and a partial U.S. government shutdown triggered a sharp fourth-quarter decline in stock prices. As a result, most market indexes ended the calendar year lower.

According to the FTSE Russell indexes, growth outperformed value by a meaningful margin. Additionally, large-capitalization stocks outperformed mid-cap stocks, and both categories outperformed small-cap stocks. Furthermore, higher-quality stocks (rated B+ or better) generally outperformed lower-quality stocks (rated B or worse).

Key Detractors

Several of the portfolio’s Energy stocks declined and weighed on relative performance. These included Schlumberger, the world’s largest oil field services company, as well as oil and gas exploration companies Cimarex Energy, Devon Energy, and Noble Energy. These stocks declined in the fourth quarter of 2018 as lower oil and gas prices reduced the market’s expectations for normalization in non-U.S. oil and gas markets. The portfolio’s overweight to the Energy sector also detracted from performance. The Fund’s underweight to Utilities and lack of exposure to several benchmark names detracted from the portfolio’s relative return. Additionally, the Fund held PG&E, which declined on liability concerns stemming from wildfires in California.

General Electric. The stock declined due to significant losses in the company’s power business, a dividend cut, and additional litigation risks. We remained invested given the higher-quality assets in aviation and health care, the potential GE Healthcare spin-off, and our belief that the new CEO can lead a faster-than-expected turnaround.

Schlumberger. The stock of this global oil field services company underperformed as investors became concerned that the company’s profitability could be pressured by softening in the North American hydraulic fracturing market and by a delayed recovery in margins in its non-U.S. operations. The stock fell further in the fourth quarter of 2018 as lower oil and gas prices reduced the market’s expectations for normalization to occur in non-U.S. oil and gas markets. The company also preannounced worse-than-expected fourth-quarter results due to weakness in the hydraulic fracturing market.

Invesco. Asset managers trailed the market during much of the year as relative valuations compressed. Disappointing flows (Invesco lost both a large sovereign wealth mandate and a large subadvisory role) and lower fee rates reduced Invesco’s earnings estimates and magnified its underperformance. News that Invesco is acquiring OppenheimerFunds also weighed on the stock price. We trimmed the Fund’s position.

Key Contributors

An overweight and stock selection in Health Care contributed to performance. Several of the Fund’s Health Care positions, including pharmaceutical company Merck & Company and hospital company LifePoint Health, added to relative performance. Within the Consumer Discretionary sector, holdings in the specialty retail industry outperformed. Advance Auto Parts was a top contributor, boosted by the company’s strong financial performance.

Advance Auto Parts. This retailer of after-market replacement parts is a market share leader in a higher-quality industry. It reported several quarters of strong results and raised its full-year

3

Fund Commentary (cont.)	American Century NVIT Multi Cap Value Fund

guidance due to margin improvement and stronger-than-expected same-store sales trends. This news indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

Merck & Company. The stock of this pharmaceutical company rose as Merck reported solid quarterly results, raised its dividend, and announced a share buyback. A competitor, AstraZeneca, announced a lung cancer trial failure, which cemented Merck’s dominance in the lung cancer space with its Keytruda drug. Earlier in the year, Merck presented positive results for its phase 3 trial of Keytruda, which gives Merck first-mover advantage into the $15 billion non-small cell lung cancer market. In the fourth quarter, we trimmed the position on strength in the stock price.

Philip Morris International. Lack of exposure to this tobacco company positively affected performance. The stock declined sharply in April due to news of slowing demand in Japan for Philip Morris’ IQOS product. We have avoided the stock due to longer-term concerns about the sustainability of the company’s core business.

Positioning for the Future

The portfolio continues to invest in companies where we believe the fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged. Within the Energy sector, our analysis shows that we hold well-managed, higher-quality companies with attractive risk/reward profiles. The Fund is overweight in the Financials sector, as our bottom-up investment process has led us to select stocks in the sector that we believe offer some of the most compelling risk/reward profiles. During the fourth quarter, our Financials weight increased as we initiated a new position and added to a few existing positions in the capital markets industry due to their attractive valuations. The Procter & Gamble Company’s stock outperformed during the period, leading us to trim the position as its valuation became less attractive. This was a large driver behind the decline in the portfolio’s

Consumer Staples weight. In Health Care, we exited our position in Express Scripts Holding in the fourth quarter as it was acquired by Cigna Holding. According to our metrics, many stocks in the Utilities and Real Estate sectors remain overvalued. Furthermore, we think rising interest rates pose a threat to stocks in these sectors.

The Fund invested in foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities. Exposure to derivatives did not have a material effect on performance in the reporting period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Dan Gruemmer, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation†

Common Stocks	97.6%
Repurchase Agreements	7.8%
Forward Currency Contracts††	(0.0)%
Liabilities in excess of other assets†††	(5.4)%
100.0%

Top Industries††††

Banks	14.3%
Pharmaceuticals	9.7%
Oil, Gas & Consumable Fuels	9.5%
Capital Markets	5.0%
Energy Equipment & Services	4.5%
Health Care Equipment & Supplies	4.2%
Diversified Telecommunication Services	4.1%
Food Products	3.7%
Semiconductors & Semiconductor Equipment	3.3%
Diversified Financial Services	2.9%
Other Industries*	38.8%
100.0%

Top Holdings††††

JPMorgan Chase & Co.	3.3%
US Bancorp	2.5%
Pfizer, Inc.	2.5%
Procter & Gamble Co. (The)	2.4%
Bank of America Corp.	2.4%
Wells Fargo & Co.	2.4%
Schlumberger Ltd.	2.2%
Johnson & Johnson	2.2%
AT&T, Inc.	2.2%
Merck & Co., Inc.	2.1%
Other Holdings*	75.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	Inception[2]
Class I	(9.35)%	5.14%	11.77%
Class II	(9.47)%	4.96%	11.57%
Russell 1000® Value Index	(8.27)%	5.95%	13.09%
CPI	1.91%	1.51%	1.72%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.88%	0.88%
Class II	1.13%	1.05%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	American Century NVIT Multi Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Multi Cap Value Fund since inception through 12/31/18 versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	909.80	4.33	0.90
	Hypothetical(b)(c)		1,000.00	1,020.67	4.58	0.90
Class II Shares	Actual	(b)	1,000.00	909.10	5.15	1.07
	Hypothetical(b)(c)		1,000.00	1,019.81	5.45	1.07

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

American Century NVIT Multi Cap Value Fund

Common Stocks 97.6%

	Shares	Value

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	9,050	$882,647

Airlines 0.3%
Southwest Airlines Co.	21,790	1,012,799

Auto Components 0.9%
BorgWarner, Inc.	34,450	1,196,793
Delphi Technologies plc	120,100	1,719,832

		2,916,625

Automobiles 1.3%
General Motors Co.	75,553	2,527,248
Honda Motor Co. Ltd.	69,400	1,813,502

		4,340,750

Banks 15.1%
Bank of America Corp.	348,450	8,585,808
BB&T Corp.	80,600	3,491,592
BOK Financial Corp.	8,834	647,797
Comerica, Inc.	17,401	1,195,275
JPMorgan Chase & Co.	120,646	11,777,462
M&T Bank Corp.	14,767	2,113,601
PNC Financial Services Group, Inc. (The)	40,856	4,776,475
UMB Financial Corp. (a)	16,613	1,012,895
US Bancorp	199,178	9,102,435
Wells Fargo & Co.	183,657	8,462,914

		51,166,254

Beverages 0.4%
PepsiCo, Inc.	13,240	1,462,755

Building Products 0.8%
Johnson Controls International plc	94,052	2,788,642

Capital Markets 5.3%
Ameriprise Financial, Inc.	17,600	1,836,912
Bank of New York Mellon Corp. (The)	41,280	1,943,049
BlackRock, Inc. (a)	6,890	2,706,530
Franklin Resources, Inc.	62,175	1,844,110
Goldman Sachs Group, Inc. (The)	12,272	2,050,038
Invesco Ltd.	150,123	2,513,059
Northern Trust Corp.	24,052	2,010,507
State Street Corp. (a)	48,023	3,028,811

		17,933,016

Communications Equipment 2.0%
Cisco Systems, Inc.	155,805	6,751,031

Containers & Packaging 0.8%
Sonoco Products Co. (a)	26,828	1,425,372
Westrock Co.	36,450	1,376,352

		2,801,724

Diversified Financial Services 3.0%
Berkshire Hathaway, Inc., Class A*	24	7,344,000
Berkshire Hathaway, Inc., Class B*	14,500	2,960,610

		10,304,610

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services 4.4%
AT&T, Inc. (a)	275,036	$7,849,527
Verizon Communications, Inc.	124,480	6,998,266

		14,847,793

Electric Utilities 0.7%
Edison International	23,805	1,351,410
PG&E Corp.*	41,459	984,651

		2,336,061

Electrical Equipment 1.4%
Hubbell, Inc. (a)	28,162	2,797,613
nVent Electric plc	90,846	2,040,401

		4,838,014

Electronic Equipment, Instruments & Components 1.3%
Keysight Technologies, Inc. *	25,027	1,553,676
TE Connectivity Ltd.	37,871	2,864,184

		4,417,860

Energy Equipment & Services 4.7%
Baker Hughes a GE Co.	171,457	3,686,325
Halliburton Co. (a)	109,860	2,920,079
National Oilwell Varco, Inc. (a)	54,164	1,392,015
Schlumberger Ltd.	221,089	7,976,891

		15,975,310

Equity Real Estate Investment Trusts (REITs) 0.4%
Weyerhaeuser Co.	68,880	1,505,717

Food & Staples Retailing 1.2%
Walmart, Inc.	42,333	3,943,319

Food Products 3.9%
Conagra Brands, Inc.	76,448	1,632,929
General Mills, Inc.	59,860	2,330,949
Kellogg Co. (a)	48,232	2,749,706
Mondelez International, Inc., Class A	134,466	5,382,674
Orkla ASA	165,140	1,298,573

		13,394,831

Health Care Equipment & Supplies 4.4%
Abbott Laboratories	30,460	2,203,172
Medtronic plc	64,016	5,822,895
Siemens Healthineers AGReg. S * (b)	50,922	2,132,081
Zimmer Biomet Holdings, Inc.	45,820	4,752,451

		14,910,599

Health Care Providers & Services 2.5%
Cardinal Health, Inc.	79,680	3,553,728
Cigna Corp.	6,361	1,208,081
McKesson Corp.	33,900	3,744,933

		8,506,742

Hotels, Restaurants & Leisure 0.7%
Carnival Corp.	25,135	1,239,156
Sodexo SA	11,750	1,201,718

		2,440,874

9

Statement of Investments (Continued)

December 31, 2018

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products 2.8%
Kimberly-Clark Corp.	7,270	$828,344
Procter & Gamble Co. (The)	94,217	8,660,426

		9,488,770

Industrial Conglomerates 3.0%
General Electric Co.	992,704	7,514,769
Siemens AG (Registered)	23,320	2,600,863

		10,115,632

Insurance 2.9%
Chubb Ltd.	35,612	4,600,358
MetLife, Inc.	52,595	2,159,551
Reinsurance Group of America, Inc.	16,540	2,319,404
Unum Group	25,530	750,071

		9,829,384

Leisure Products 0.4%
Mattel, Inc. * (a)	133,019	1,328,860

Machinery 1.7%
Atlas Copco AB, Class B	88,340	1,936,861
Cummins, Inc.	9,210	1,230,824
IMI plc	225,370	2,703,418

		5,871,103

Metals & Mining 0.5%
BHP Group Ltd.	76,550	1,846,883

Multiline Retail 0.6%
Target Corp.	28,509	1,884,160

Oil, Gas & Consumable Fuels 10.0%
Anadarko Petroleum Corp.	85,833	3,762,919
Apache Corp. (a)	41,388	1,086,435
Chevron Corp.	60,591	6,591,695
Cimarex Energy Co. (a)	50,435	3,109,318
ConocoPhillips	18,423	1,148,674
Devon Energy Corp.	165,356	3,727,124
EQT Corp. (a)	72,406	1,367,749
Equitrans Midstream Corp.* (a)	57,924	1,159,639
Noble Energy, Inc. (a)	206,916	3,881,744
Occidental Petroleum Corp.	41,430	2,542,973
Royal Dutch Shell plc, Class B	93,090	2,770,058
TOTAL SA	51,477	2,719,429

		33,867,757

Pharmaceuticals 10.2%
Allergan plc	29,250	3,909,555
Bristol-Myers Squibb Co.	42,480	2,208,111
Johnson & Johnson	61,741	7,967,676
Merck & Co., Inc.	100,105	7,649,023
Pfizer, Inc.	205,000	8,948,250
Roche Holding AG	8,280	2,047,431
Teva Pharmaceutical Industries Ltd., ADR-IL*	115,689	1,783,924

		34,513,970

Road & Rail 1.1%
Heartland Express, Inc.	207,695	3,800,818

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	28,257	$925,134
Intel Corp.	147,650	6,929,215
QUALCOMM, Inc.	48,628	2,767,419
Teradyne, Inc. (a)	39,327	1,234,081

		11,855,849

Software 1.9%
Microsoft Corp.	6,275	637,352
Oracle Corp.	125,117	5,649,032

		6,286,384

Specialty Retail 0.9%
Advance Auto Parts, Inc.	20,033	3,154,396

Technology Hardware, Storage & Peripherals 0.3%
HP, Inc.	52,681	1,077,853

Textiles, Apparel & Luxury Goods 1.1%
Ralph Lauren Corp.	14,500	1,500,170
Tapestry, Inc.	67,411	2,275,121

		3,775,291

Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A	39,181	3,013,803

Total Common Stocks (cost $339,940,193)		331,188,886

Repurchase Agreements 7.8%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,667, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $10,200,000. (c)(d)	$10,000,000	10,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $3,297,120, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $3,362,501. (c)(d)	3,296,570	3,296,570
Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $4,000,645, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $4,080,658. (c)(d)	4,000,000	4,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $2,000,965, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $2,040,845. (c)(d)	2,000,000	2,000,000

10

Statement of Investments (Continued)

December 31, 2018

American Century NVIT Multi Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $2,000,980, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $2,040,522. (c)(d)	$2,000,000	$2,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,834, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $5,100,001. (c)(d)	5,000,000	5,000,000

Total Repurchase Agreements (cost $26,296,570)		26,296,570

Total Investments (cost $366,236,763) — 105.4%		357,485,456

Liabilities in excess of other assets — (5.4)%		(18,252,876)

NET ASSETS — 100.0%		$339,232,580

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $26,626,991, which was collateralized by cash used to purchase repurchase agreements with a total value of $26,296,570 and by $908,993 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/15/2019 - 11/15/2047, a total value of $27,205,563.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $2,132,081 which represents 0.63% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $26,296,570.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
ADR	American Depositary Receipt
IL	Israel
Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

11

Statement of Investments (Continued)

December 31, 2018

American Century NVIT Multi Cap Value Fund (Continued)

Forward foreign currency contracts outstanding as of December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CHF	77,625	USD	79,470	UBS AG	3/29/2019	152
EUR	213,195	USD	244,447	Credit Suisse International	3/29/2019	1,596
JPY	15,302,700	USD	139,232	Bank of America NA	3/29/2019	1,370
NOK	983,127	USD	112,662	Goldman Sachs	3/29/2019	1,469
SEK	339,226	USD	37,748	Goldman Sachs	3/29/2019	791
USD	1,383,431	AUD	1,925,041	Bank of America NA	3/29/2019	25,577

Total unrealized appreciation						30,955

AUD	52,245	USD	36,964	Bank of America NA	3/29/2019	(112)
USD	61,856	AUD	87,841	Bank of America NA	3/29/2019	(104)
USD	1,615,854	CHF	1,589,139	UBS AG	3/29/2019	(14,157)
USD	6,628,652	EUR	5,761,215	Credit Suisse International	3/29/2019	(20,217)
USD	4,017,015	GBP	3,159,350	JPMorgan Chase Bank	3/29/2019	(26,681)
USD	1,488,206	JPY	166,065,525	Bank of America NA	3/29/2019	(37,615)
USD	1,067,026	NOK	9,293,797	Goldman Sachs	3/29/2019	(11,888)
USD	1,439,235	SEK	12,951,527	Goldman Sachs	3/29/2019	(32,194)

Total unrealized depreciation						(142,968)

Net unrealized depreciation						(112,013)

Currency:

AUD	Australian Dollar

CHF	Switzerland Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2018

American Century NVIT Multi Cap Value Fund
Assets:
Investment securities, at value* (cost $339,940,193)	$331,188,886
Repurchase agreements, at value (cost $26,296,570)	26,296,570
Cash	6,772,199
Foreign currencies, at value (cost $43,632)	43,632
Interest and dividends receivable	666,737
Security lending income receivable	4,494
Receivable for investments sold	1,263,094
Receivable for capital shares issued	28,003
Reclaims receivable	22,817
Unrealized appreciation on forward foreign currency contracts (Note 2)	30,955
Prepaid expenses	616

Total Assets	366,318,003

Liabilities:
Payable for investments purchased	111,979
Payable for capital shares redeemed	192,448
Unrealized depreciation on forward foreign currency contracts (Note 2)	142,968
Payable upon return of securities loaned (Note 2)	26,296,570
Accrued expenses and other payables:
Investment advisory fees	169,872
Fund administration fees	28,630
Distribution fees	22,831
Administrative servicing fees	73,964
Accounting and transfer agent fees	217
Trustee fees	205
Custodian fees	4,734
Compliance program costs (Note 3)	394
Professional fees	20,580
Printing fees	12,218
Other	7,813

Total Liabilities	27,085,423

Net Assets	$339,232,580

Represented by:
Capital	$310,814,986
Total distributable earnings (loss)	28,417,594

Net Assets	$339,232,580

Net Assets:
Class I Shares	$186,640,442
Class II Shares	152,592,138

Total	$339,232,580

13

Statement of Assets and Liabilities (Continued)

December 31, 2018

American Century NVIT Multi Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,285,683
Class II Shares	10,946,627

Total	24,232,310

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.05
Class II Shares	$13.94

*	Includes value of securities on loan of $26,626,991 (Note 2).

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2018

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$11,029,681
Interest income	144,738
Income from securities lending (Note 2)	27,045
Foreign tax withholding	(57,485)

Total Income	11,143,979

EXPENSES:
Investment advisory fees	2,281,470
Fund administration fees	166,154
Distribution fees Class II Shares	452,979
Administrative servicing fees Class I Shares	547,666
Administrative servicing fees Class II Shares	452,979
Professional fees	44,995
Printing fees	29,873
Trustee fees	11,988
Custodian fees	16,215
Accounting and transfer agent fees	6,449
Compliance program costs (Note 3)	1,619
Other	12,623

Total expenses before fees waived	4,025,010

Distribution fees waived — Class II (Note 3)	(144,955)

Net Expenses	3,880,055

NET INVESTMENT INCOME	7,263,924

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	39,149,271
Settlement of forward foreign currency contracts (Note 2)	1,104,558
Foreign currency transactions (Note 2)	(10,896)

Net realized gains	40,242,933

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(82,245,272)
Forward foreign currency contracts (Note 2)	69,095
Translation of assets and liabilities denominated in foreign currencies	(1,702)

Net change in unrealized appreciation/depreciation	(82,177,879)

Net realized/unrealized losses	(41,934,946)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,671,022)

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$7,263,924	$6,621,607
Net realized gains	40,242,933	24,092,904
Net change in unrealized appreciation/depreciation	(82,177,879)	3,741,624

Change in net assets resulting from operations	(34,671,022)	34,456,135

Distributions to Shareholders From:
Distributable earnings:
Class I	(17,315,628)	(12,306,002	)(a)
Class II	(14,150,126)	(9,902,506	)(a)

Change in net assets from shareholder distributions	(31,465,754)	(22,208,508)

Change in net assets from capital transactions	(17,351,584)	(22,952,845)

Change in net assets	(83,488,360)	(10,705,218)

Net Assets:
Beginning of year	422,720,940	433,426,158

End of year	$339,232,580	$422,720,940	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,552,887	$3,981,899
Dividends reinvested	17,315,628	12,306,002
Cost of shares redeemed	(28,705,784)	(35,476,588)

Total Class I Shares	(8,837,269)	(19,188,687)

Class II Shares
Proceeds from shares issued	5,571,740	15,115,626
Dividends reinvested	14,150,126	9,902,506
Cost of shares redeemed	(28,236,181)	(28,782,290)

Total Class II Shares	(8,514,315)	(3,764,158)

Change in net assets from capital transactions	$(17,351,584)	$(22,952,845)

SHARE TRANSACTIONS:
Class I Shares
Issued	152,598	240,437
Reinvested	1,073,057	779,218
Redeemed	(1,721,727)	(2,144,424)

Total Class I Shares	(496,072)	(1,124,769)

16

Statements of Changes in Net Assets (Continued)

	American Century NVIT Multi Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	342,388	919,097
Reinvested	882,459	633,069
Redeemed	(1,716,810)	(1,757,239)

Total Class II Shares	(491,963)	(205,073)

Total change in shares	(988,035)	(1,329,842)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $3,860,950 and $2,897,944 for Class I and Class II, respectively and net realized gains of $8,445,052 and $7,004,562 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,059,252.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$16.82	0.31	(1.72)	(1.41)	(0.23)	(1.13)	(1.36)	$14.05	(9.35%	)	$186,640,442	0.89%	1.89%	0.89%	48.35%
Year Ended December 31, 2017	$16.37	0.27	1.08	1.35	(0.28)	(0.62)	(0.90)	$16.82	8.67%		$231,762,341	0.88%	1.64%	0.88%	29.90%
Year Ended December 31, 2016	$15.41	0.26	2.73	2.99	(0.38)	(1.65)	(2.03)	$16.37	20.44%		$244,068,538	0.89%	1.66%	0.89%	45.89%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%	)	$224,787,908	0.89%	1.93%	0.89%	45.21%
Year Ended December 31, 2014	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%		$268,170,178	0.88%	1.68%	0.88%	40.85%

Class II Shares
Year Ended December 31, 2018	$16.69	0.28	(1.70)	(1.42)	(0.20)	(1.13)	(1.33)	$13.94	(9.47%	)	$152,592,138	1.06%	1.72%	1.14%	48.35%
Year Ended December 31, 2017	$16.26	0.24	1.07	1.31	(0.26)	(0.62)	(0.88)	$16.69	8.44%		$190,958,599	1.05%	1.47%	1.13%	29.90%
Year Ended December 31, 2016	$15.33	0.24	2.70	2.94	(0.36)	(1.65)	(2.01)	$16.26	20.21%		$189,357,620	1.06%	1.49%	1.14%	45.89%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%	)	$157,058,004	1.06%	1.76%	1.14%	45.21%
Year Ended December 31, 2014	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%		$180,377,214	1.05%	1.51%	1.13%	40.85%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

20

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$882,647	$—	$—	$882,647
Airlines	1,012,799	—	—	1,012,799
Auto Components	2,916,625	—	—	2,916,625
Automobiles	2,527,248	1,813,502	—	4,340,750
Banks	51,166,254	—	—	51,166,254
Beverages	1,462,755	—	—	1,462,755
Building Products	2,788,642	—	—	2,788,642
Capital Markets	17,933,016	—	—	17,933,016
Communications Equipment	6,751,031	—	—	6,751,031
Containers & Packaging	2,801,724	—	—	2,801,724
Diversified Financial Services	10,304,610	—	—	10,304,610
Diversified Telecommunication Services	14,847,793	—	—	14,847,793
Electric Utilities	2,336,061	—	—	2,336,061
Electrical Equipment	4,838,014	—	—	4,838,014
Electronic Equipment, Instruments & Components	4,417,860	—	—	4,417,860
Energy Equipment & Services	15,975,310	—	—	15,975,310
Equity Real Estate Investment Trusts (REITs)	1,505,717	—	—	1,505,717
Food & Staples Retailing	3,943,319	—	—	3,943,319

21

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food Products	$12,096,258	$1,298,573	$—	$13,394,831
Health Care Equipment & Supplies	12,778,518	2,132,081	—	14,910,599
Health Care Providers & Services	8,506,742	—	—	8,506,742
Hotels, Restaurants & Leisure	1,239,156	1,201,718	—	2,440,874
Household Products	9,488,770	—	—	9,488,770
Industrial Conglomerates	7,514,769	2,600,863	—	10,115,632
Insurance	9,829,384	—	—	9,829,384
Leisure Products	1,328,860	—	—	1,328,860
Machinery	1,230,824	4,640,279	—	5,871,103
Metals & Mining	—	1,846,883	—	1,846,883
Multiline Retail	1,884,160	—	—	1,884,160
Oil, Gas & Consumable Fuels	28,378,270	5,489,487	—	33,867,757
Pharmaceuticals	32,466,539	2,047,431	—	34,513,970
Road & Rail	3,800,818	—	—	3,800,818
Semiconductors & Semiconductor Equipment	11,855,849	—	—	11,855,849
Software	6,286,384	—	—	6,286,384
Specialty Retail	3,154,396	—	—	3,154,396
Technology Hardware, Storage & Peripherals	1,077,853	—	—	1,077,853
Textiles, Apparel & Luxury Goods	3,775,291	—	—	3,775,291
Trading Companies & Distributors	3,013,803	—	—	3,013,803
Total Common Stocks	$308,118,069	$23,070,817	$—	$331,188,886
Forward Foreign Currency Contracts	$—	$30,955	$—	$30,955
Repurchase Agreements	—	26,296,570	—	26,296,570
Total Assets	$308,118,069	$49,398,342	$—	$357,516,411
Liabilities:
Forward Foreign Currency Contracts	$—	$(142,968)	$—	$(142,968)
Total Liabilities	$—	$(142,968)	$—	$(142,968)
Total	$308,118,069	$49,255,374	$—	$357,373,443

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of

22

Notes to Financial Statements (Continued)

December 31, 2018

investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$30,955
Total		$30,955
Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	(142,968)
Total		$(142,968)

23

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts Currency risk	$1,104,558
Total	$1,104,558

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts Currency risk	$69,095
Total	$69,095

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,068,738
Average Settlement Value Sold	17,063,961

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” The following tables set forth the Fund’s net exposure by counterparty for forward foreign

24

Notes to Financial Statements (Continued)

December 31, 2018

currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Assets Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Assets Derivative
Bank of America NA	Forward Foreign Currency Contracts	$26,947	$(26,947)	$—	$—
Credit Suisse International	Forward Foreign Currency Contracts	1,596	(1,596)	—	—
Goldman Sachs International	Forward Foreign Currency Contracts	2,260	(2,260)	—	—
UBS AG	Forward Foreign Currency Contracts	152	(152)	—	—
Total		$30,955	$(30,955)	$—	$—

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
Bank of America NA	Forward Foreign Currency Contracts	$(37,831)	$26,947	$—	$(10,884)
Credit Suisse International	Forward Foreign Currency Contracts	(20,217)	1,596	—	(18,621)
Goldman Sachs International	Forward Foreign Currency Contracts	(44,082)	2,260	—	(41,822)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(26,681)	—	—	(26,681)
UBS AG	Forward Foreign Currency Contracts	(14,157)	152	—	(14,005)
Total		$(142,968)	$30,955	—	$(112,013)

Amounts designated as “—” are zero.

25

Notes to Financial Statements (Continued)

December 31, 2018

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $26,296,570, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

26

Notes to Financial Statements (Continued)

December 31, 2018

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

27

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
ML Pierce Fenner & Smith, Inc.	3,296,570	—	3,296,570	(3,296,570)	—
Natixis Financial Products LLC	4,000,000	—	4,000,000	(4,000,000)	—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Pershing LLC	5,000,000	—	5,000,000	(5,000,000)	—
Total	$26,296,570	$—	$26,296,570	$(26,296,570)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers

28

Notes to Financial Statements (Continued)

December 31, 2018

provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

29

Notes to Financial Statements (Continued)

December 31, 2018

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative service fees, from exceeding the amounts listed in the table below until April 30, 2019.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

30

Notes to Financial Statements (Continued)

December 31, 2018

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $166,154 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,619.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $144,955, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.25% and 0.25% for Class I and Class II shares, respectively, for a total amount of $1,000,645.

31

Notes to Financial Statements (Continued)

December 31, 2018

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $188,263,217 and sales of $226,404,152 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

32

Notes to Financial Statements (Continued)

December 31, 2018

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to

33

Notes to Financial Statements (Continued)

December 31, 2018

shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,040,993	$23,424,761	$31,465,754	$—	$31,465,754

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,156,342	$13,052,166	$22,208,508	$—	$22,208,508

Amounts designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,401,989	$35,620,467	$44,022,456	$—	$(15,604,862)	$28,417,594

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

34

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$372,977,753	$40,575,560	$(56,179,870)	$(15,604,310)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Century NVIT Multi Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of American Century NVIT Multi Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 77.80%.

The Fund designates $23,424,761, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

37

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

38

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

39

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

40

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

41

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

43

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

44

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

46

Annual Report

December 31, 2018

NVIT CardinalSM Aggressive Fund

AR-CD-AG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Aggressive Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Aggressive Fund (Class II) registered -10.74% versus -8.17% for its benchmark, the Morningstar® Aggressive Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 85%+ Equity (consisting of 58 funds as of December 31, 2018), was -9.16% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch

US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying Nationwide Bond Fund (Class R6), which returned 0.05%. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to U.S. large-capitalization stocks. Allocations between value and growth strategies also were changed during the reporting period to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

3

Fund Commentary (cont.)	NVIT CardinalSM Aggressive Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation†

Equity Funds	90.0%
Fixed Income Funds	10.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Multi-Manager Large Cap Growth Fund, Class Y	22.6%
NVIT Multi-Manager Large Cap Value Fund, Class Y	22.4%
NVIT Multi-Manager International Growth Fund, Class Y	12.0%
NVIT Multi-Manager International Value Fund, Class Y	12.0%
NVIT Emerging Markets Fund, Class Y	6.0%
Nationwide International Small Cap Fund, Class R6	6.0%
NVIT Core Plus Bond Fund, Class Y	5.0%
NVIT Core Bond Fund, Class Y	4.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.4%
Other Holdings	5.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(10.72)%	3.60%	9.63%
Class II	(10.74)%	3.53%	9.54%
Morningstar® Aggressive Target Risk Index	(8.17)%	5.01%	10.62%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.18%	1.07%
Class II	1.43%	1.16%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Aggressive Fund versus performance of the Morningstar® Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	893.70	1.58	0.33
	Hypothetical	(c)(d)	1,000.00	1,023.54	1.68	0.33
Class II Shares	Actual	(c)	1,000.00	894.30	2.01	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Aggressive Fund

Investment Companies 100.1%

	Shares	Value

Equity Funds 90.0%
Nationwide International Small Cap Fund, Class R6 (a)	721,652	$5,924,759
NVIT Emerging Markets Fund, Class Y (a)	529,596	5,931,481
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,294,081	11,840,840
NVIT Multi-Manager International Value Fund, Class Y (a)	1,299,788	11,815,072
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,950,177	22,271,023
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	2,573,874	22,058,101
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	245,849	2,382,272
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	304,503	2,472,568
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	113,368	1,859,234
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	178,886	1,901,561

Total Equity Funds (cost $104,974,485)		88,456,911

Fixed Income Funds 10.1%
Nationwide Bond Fund, Class R6 (a)	110,096	1,036,000
NVIT Core Bond Fund, Class Y (a)	381,968	3,972,465
NVIT Core Plus Bond Fund, Class Y (a)	456,404	4,951,986

Total Fixed Income Funds (cost $10,315,336)		9,960,451

Total Investment Companies (cost $115,289,821)		98,417,362

Total Investments (cost $115,289,821) — 100.1%		98,417,362

Liabilities in excess of other assets — (0.1)%		(60,848)

NET ASSETS — 100.0%		$98,356,514

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $115,289,821)	$98,417,362
Receivable for investments sold	1,920
Receivable for capital shares issued	23,876
Reimbursement from investment adviser (Note 3)	3,716
Prepaid expenses	183

Total Assets	98,447,057

Liabilities:
Payable for capital shares redeemed	25,796
Accrued expenses and other payables:
Investment advisory fees	8,723
Fund administration fees	12,860
Distribution fees	5,882
Administrative servicing fees	12,965
Accounting and transfer agent fees	84
Trustee fees	60
Custodian fees	769
Compliance program costs (Note 3)	112
Professional fees	10,129
Printing fees	6,445
Other	6,718

Total Liabilities	90,543

Net Assets	$98,356,514

Represented by:
Capital	$105,817,808
Total distributable earnings (loss)	(7,461,294)

Net Assets	$98,356,514

Net Assets:
Class I Shares	$25,223,927
Class II Shares	73,132,587

Total	$98,356,514

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,871,272
Class II Shares	8,340,288

Total	11,211,560

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.78
Class II Shares	$8.77

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,986,642

Total Income	1,986,642

EXPENSES:
Investment advisory fees	234,748
Fund administration fees	66,433
Distribution fees Class II Shares	223,969
Administrative servicing fees Class I Shares	41,678
Administrative servicing fees Class II Shares	134,382
Professional fees	19,792
Printing fees	14,489
Trustee fees	3,503
Custodian fees	4,415
Accounting and transfer agent fees	307
Compliance program costs (Note 3)	476
Other	5,200

Total expenses before fees waived and expenses reimbursed	749,392

Distribution fees waived — Class II (Note 3)	(143,342)
Investment advisory fees waived (Note 3)	(117,372)
Expenses reimbursed by adviser (Note 3)	(20,097)

Net Expenses	468,581

NET INVESTMENT INCOME	1,518,061

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	9,678,434
Net realized gains from transactions in investment securities of affiliated issuers	315,341

Net realized gains	9,993,775

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(23,548,213)

Net realized/unrealized losses	(13,554,438)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,036,377)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,518,061	$1,201,091
Net realized gains	9,993,775	2,507,384
Net change in unrealized appreciation/depreciation	(23,548,213)	15,828,506

Change in net assets resulting from operations	(12,036,377)	19,536,981

Distributions to Shareholders From:
Distributable earnings:
Class I	(1,089,742)	(2,038,082	)(a)
Class II	(3,352,252)	(6,885,994	)(a)

Change in net assets from shareholder distributions	(4,441,994)	(8,924,076)

Change in net assets from capital transactions	(322,718)	4,567,605

Change in net assets	(16,801,089)	15,180,510

Net Assets:
Beginning of year	115,157,603	99,977,093

End of year	$98,356,514	$115,157,603	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,007,265	$5,851,130
Dividends reinvested	1,089,742	2,038,082
Cost of shares redeemed	(4,396,116)	(2,764,932)

Total Class I Shares	1,700,891	5,124,280

Class II Shares
Proceeds from shares issued	15,384,944	6,857,421
Dividends reinvested	3,352,252	6,885,994
Cost of shares redeemed	(20,760,805)	(14,300,090)

Total Class II Shares	(2,023,609)	(556,675)

Change in net assets from capital transactions	$(322,718)	$4,567,605

SHARE TRANSACTIONS:
Class I Shares
Issued	490,658	588,274
Reinvested	112,891	208,366
Redeemed	(426,066)	(278,839)

Total Class I Shares	177,483	517,801

Class II Shares
Issued	1,496,946	695,536
Reinvested	346,471	706,590
Redeemed	(2,075,465)	(1,450,772)

Total Class II Shares	(232,048)	(48,646)

Total change in shares	(54,565)	469,155

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $345,492 and $1,049,271 for Class I and Class II, respectively and net realized gains of $1,692,590 and $5,836,723 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $827,355.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$10.24	0.15	(1.21)	(1.06)	(0.20)	(0.20)	(0.40)	$8.78	(10.72%	)	$25,223,927	0.33%	1.43%	0.45%	34.47%
Year Ended December 31, 2017	$9.27	0.13	1.67	1.80	(0.13)	(0.70)	(0.83)	$10.24	19.99%		$27,577,934	0.33%	1.27%	0.44%	21.86%
Year Ended December 31, 2016	$9.56	0.14	0.61	0.75	(0.23)	(0.81)	(1.04)	$9.27	8.33%		$20,179,899	0.33%	1.54%	0.43%	14.18%
Year Ended December 31, 2015	$10.90	0.09	(0.26)	(0.17)	(0.30)	(0.87)	(1.17)	$9.56	(1.58%	)	$17,196,528	0.33%	0.85%	0.36%	14.33%
Year Ended December 31, 2014	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%		$16,291,200	0.33%	1.47%	0.37%	20.16%

Class II Shares
Year Ended December 31, 2018	$10.22	0.13	(1.19)	(1.06)	(0.19)	(0.20)	(0.39)	$8.77	(10.74%	)	$73,132,587	0.42%	1.25%	0.70%	34.47%
Year Ended December 31, 2017	$9.26	0.11	1.67	1.78	(0.12)	(0.70)	(0.82)	$10.22	19.80%		$87,579,669	0.42%	1.06%	0.69%	21.86%
Year Ended December 31, 2016	$9.54	0.13	0.62	0.75	(0.22)	(0.81)	(1.03)	$9.26	8.36%		$79,797,194	0.42%	1.37%	0.68%	14.18%
Year Ended December 31, 2015	$10.89	0.09	(0.28)	(0.19)	(0.29)	(0.87)	(1.16)	$9.54	(1.75%	)	$78,009,524	0.42%	0.81%	0.61%	14.33%
Year Ended December 31, 2014	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%		$68,606,775	0.42%	1.41%	0.62%	20.16%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

14

Notes to Financial Statements (Continued)

December 31, 2018

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs. Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and

15

Notes to Financial Statements (Continued)

December 31, 2018

other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as

16

Notes to Financial Statements (Continued)

December 31, 2018

Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $117,372, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no

18

Notes to Financial Statements (Continued)

December 31, 2018

higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$29,849	$14,031	$20,097	$63,977

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $66,433 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $476.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the

19

Notes to Financial Statements (Continued)

December 31, 2018

year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $143,342, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $176,060.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20

Notes to Financial Statements (Continued)

December 31, 2018

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	721,652	6,970,751	1,894,356	711,399	87,984	(2,316,933)	5,924,759	181,572	636,290
NVIT Emerging Markets Fund, Class Y	529,596	—	8,308,630	1,141,403	(148,538)	(1,087,208)	5,931,481	62,468	—
NVIT Multi-Manager International Growth Fund, Class Y	1,294,081	13,904,527	3,769,094	2,141,837	(285,328)	(3,405,616)	11,840,840	158,834	1,125,286
NVIT Multi-Manager International Value Fund, Class Y	1,299,788	15,026,757	3,078,162	3,173,890	230,213	(3,346,170)	11,815,072	653,712	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	1,950,177	19,538,298	12,723,250	5,658,120	590,364	(4,922,769)	22,271,023	115,337	3,647,820
NVIT Multi-Manager Large Cap Value Fund, Class Y	2,573,874	21,842,659	10,308,852	4,326,318	(506,177)	(5,260,915)	22,058,101	412,722	2,600,522
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	245,849	7,469,071	953,705	5,645,512	357,764	(752,756)	2,382,272	—	507,437
NVIT Multi-Manager Mid Cap Value Fund, Class Y	304,503	8,631,815	1,259,008	6,387,766	(264,147)	(766,342)	2,472,568	38,475	518,166
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	113,368	4,596,979	501,398	3,030,164	247,187	(456,166)	1,859,234	—	249,983
NVIT Multi-Manager Small Cap Value Fund, Class Y	178,886	5,717,272	879,884	3,903,422	205,728	(997,901)	1,901,561	19,409	392,930
Nationwide Bond Fund, Class R6	110,096	1,142,576	252,721	322,390	(14,145)	(22,762)	1,036,000	36,851	—
NVIT Core Bond Fund, Class Y	381,968	4,611,808	1,144,717	1,615,985	(82,393)	(85,682)	3,972,465	148,435	—
NVIT Core Plus Bond Fund, Class Y	456,404	5,763,255	1,500,971	2,082,076	(103,171)	(126,993)	4,951,986	158,827	—
Total		115,215,768	46,574,748	40,140,282	315,341	(23,548,213)	98,417,362	1,986,642	9,678,434

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

21

Notes to Financial Statements (Continued)

December 31, 2018

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $46,574,748 and sales of $40,140,282 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

22

Notes to Financial Statements (Continued)

December 31, 2018

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

23

Notes to Financial Statements (Continued)

December 31, 2018

amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,313,760	$2,128,234	$4,441,994	$—	$4,441,994

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,395,299	$7,528,777	$8,924,076	$—	$8,924,076

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,423,991	$8,571,110	$10,995,101	$—	$(18,456,395)	$(7,461,294)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$116,873,757	$208,121	$(18,664,516)	$(18,456,395)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.07%.

The Fund designates $2,128,234, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $713,811 or $0.0637 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $89,058 or $0.0079 per outstanding share.

26

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

27

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

28

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

30

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

32

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

33

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

35

Annual Report

December 31, 2018

NVIT CardinalSM Balanced Fund

AR-CD-BAL 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Balanced Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Balanced Fund (Class II) registered -6.23% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 170 funds as of December 31, 2018), was -4.37% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%

for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Three of the Fund’s 15 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to Fund performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to U.S. large-capitalization stocks and international equity stocks. Allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

3

Fund Commentary (cont.)	NVIT CardinalSM Balanced Fund

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation†

Fixed Income Funds	53.1%
Equity Funds	46.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	17.8%
NVIT Core Bond Fund, Class Y	14.8%
NVIT Short Term Bond Fund, Class Y	14.8%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	11.2%
NVIT Multi-Manager International Growth Fund, Class Y	7.7%
NVIT Multi-Manager International Value Fund, Class Y	7.5%
Nationwide Bond Fund, Class R6	3.9%
NVIT Emerging Markets Fund, Class Y	2.4%
Nationwide International Small Cap Fund, Class R6	2.3%
Other Holdings	6.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr
Class I	(6.04)%	2.94%	6.79%
Class II	(6.23)%	2.84%	6.70%
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	7.97%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.98%	0.88%
Class II	1.23%	0.97%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Balanced Fund versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	946.20	1.42	0.29
	Hypothetical	(c)(d)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(c)	1,000.00	946.00	1.86	0.38
	Hypothetical	(c)(d)	1,000.00	1,023.29	1.94	0.38

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Balanced Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 46.9%
Nationwide International Small Cap Fund, Class R6 (a)	5,412,352	$44,435,411
NVIT Emerging Markets Fund, Class Y (a)	4,248,192	47,579,754
NVIT Multi-Manager International Growth Fund, Class Y (a)	16,689,217	152,706,340
NVIT Multi-Manager International Value Fund, Class Y (a)	16,212,877	147,375,053
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	19,454,845	222,174,330
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	25,923,823	222,167,166
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	2,808,998	27,219,186
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,510,215	28,502,945
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	1,089,210	17,863,036
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,726,390	18,351,524

Total Equity Funds (cost $1,072,732,784)		928,374,745

Fixed Income Funds 53.1%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	3,513,069	34,147,030
Nationwide Bond Fund, Class R6 (a)	8,193,283	77,098,790
NVIT Core Bond Fund, Class Y (a)	28,252,113	293,821,979
NVIT Core Plus Bond Fund, Class Y (a)	32,555,815	353,230,587
NVIT Short Term Bond Fund, Class Y (a)	28,976,480	293,531,746

Total Fixed Income Funds (cost $1,101,911,167)		1,051,830,132

Total Investment Companies (cost $2,174,643,951)		1,980,204,877

Total Investments (cost $2,174,643,951) — 100.0%		1,980,204,877

Liabilities in excess of other assets — 0.0%†		(708,342)

NET ASSETS — 100.0%		$1,979,496,535

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,174,643,951)	$1,980,204,877
Receivable for investments sold	1,477,267
Receivable for capital shares issued	9,477
Prepaid expenses	3,473

Total Assets	1,981,695,094

Liabilities:
Payable for capital shares redeemed	1,486,744
Accrued expenses and other payables:
Investment advisory fees	165,880
Fund administration fees	60,937
Distribution fees	151,782
Administrative servicing fees	258,235
Accounting and transfer agent fees	374
Trustee fees	878
Custodian fees	27,714
Compliance program costs (Note 3)	2,125
Professional fees	14,948
Printing fees	11,711
Other	17,231

Total Liabilities	2,198,559

Net Assets	$1,979,496,535

Represented by:
Capital	$2,019,384,810
Total distributable earnings (loss)	(39,888,275)

Net Assets	$1,979,496,535

Net Assets:
Class I Shares	$17,637,185
Class II Shares	1,961,859,350

Total	$1,979,496,535

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,781,663
Class II Shares	199,319,125

Total	201,100,788

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.90
Class II Shares	$9.84

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$48,816,430

Total Income	48,816,430

EXPENSES:
Investment advisory fees	4,342,610
Fund administration fees	528,243
Distribution fees Class II Shares	5,488,128
Administrative servicing fees Class I Shares	34,386
Administrative servicing fees Class II Shares	3,292,893
Professional fees	111,077
Printing fees	25,827
Trustee fees	66,185
Custodian fees	91,980
Accounting and transfer agent fees	1,430
Compliance program costs (Note 3)	8,932
Other	43,060

Total expenses before fees waived	14,034,751

Distribution fees waived — Class II (Note 3)	(3,512,440)
Investment advisory fees waived (Note 3)	(2,218,159)

Net Expenses	8,304,152

NET INVESTMENT INCOME	40,512,278

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	96,712,222
Net realized gains from transactions in investment securities of affiliated issuers	57,589,771

Net realized gains	154,301,993

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(326,016,471)

Net realized/unrealized losses	(171,714,478)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(131,202,200)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$40,512,278	$38,197,814
Net realized gains	154,301,993	119,239,918
Net change in unrealized appreciation/depreciation	(326,016,471)	113,486,943

Change in net assets resulting from operations	(131,202,200)	270,924,675

Distributions to Shareholders From:
Distributable earnings:
Class I	(1,529,394)	(5,553,139	)(a)
Class II	(158,586,242)	(147,526,924	)(a)

Change in net assets from shareholder distributions	(160,115,636)	(153,080,063)

Change in net assets from capital transactions	(88,403,700)	(154,479,604)

Change in net assets	(379,721,536)	(36,634,992)

Net Assets:
Beginning of year	2,359,218,071	2,395,853,063

End of year	$1,979,496,535	$2,359,218,071	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,418,320	$4,723,376
Dividends reinvested	1,529,394	5,553,139
Cost of shares redeemed	(33,109,450)	(161,538,516)

Total Class I Shares	(28,161,736)	(151,262,001)

Class II Shares
Proceeds from shares issued	12,588,484	20,279,126
Dividends reinvested	158,586,242	147,526,924
Cost of shares redeemed	(231,416,690)	(171,023,653)

Total Class II Shares	(60,241,964)	(3,217,603)

Change in net assets from capital transactions	$(88,403,700)	$(154,479,604)

SHARE TRANSACTIONS:
Class I Shares
Issued	306,605	419,119
Reinvested	144,760	497,549
Redeemed	(2,886,019)	(14,223,798)

Total Class I Shares	(2,434,654)	(13,307,130)

Class II Shares
Issued	1,104,709	1,790,496
Reinvested	15,099,481	13,235,590
Redeemed	(20,957,294)	(15,188,264)

Total Class II Shares	(4,753,104)	(162,178)

Total change in shares	(7,187,758)	(13,469,308)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $921,119 and $42,019,978 for Class I and Class II, respectively and net realized gains of $4,632,020 and $105,506,946 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $9,292,998.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.38	0.20	(0.85)	(0.65)	(0.25)	(0.58)	(0.83)	$9.90	(6.04%	)	$17,637,185	0.29%	1.83%	0.39%	16.15%
Year Ended December 31, 2017	$10.83	0.08	1.20	1.28	(0.19)	(0.54)	(0.73)	$11.38	12.01%		$47,999,769	0.28%	0.67%	0.38%	14.15%
Year Ended December 31, 2016	$10.99	0.22	0.46	0.68	(0.30)	(0.54)	(0.84)	$10.83	6.28%		$189,719,048	0.28%	2.00%	0.35%	6.93%
Year Ended December 31, 2015	$11.87	0.17	(0.29)	(0.12)	(0.32)	(0.44)	(0.76)	$10.99	(1.05%	)	$178,861,267	0.28%	1.40%	0.28%	10.92%
Year Ended December 31, 2014	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%	0.28%	2.25%

Class II Shares
Year Ended December 31, 2018	$11.33	0.20	(0.86)	(0.66)	(0.25)	(0.58)	(0.83)	$9.84	(6.23%	)	$1,961,859,350	0.38%	1.83%	0.64%	16.15%
Year Ended December 31, 2017	$10.80	0.19	1.09	1.28	(0.21)	(0.54)	(0.75)	$11.33	12.05%		$2,311,218,302	0.37%	1.65%	0.63%	14.15%
Year Ended December 31, 2016	$10.97	0.21	0.45	0.66	(0.29)	(0.54)	(0.83)	$10.80	6.11%		$2,206,134,015	0.37%	1.87%	0.60%	6.93%
Year Ended December 31, 2015	$11.84	0.15	(0.27)	(0.12)	(0.31)	(0.44)	(0.75)	$10.97	(1.06%	)	$2,149,827,662	0.37%	1.31%	0.53%	10.92%
Year Ended December 31, 2014	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%	0.53%	2.25%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

14

Notes to Financial Statements (Continued)

December 31, 2018

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on

15

Notes to Financial Statements (Continued)

December 31, 2018

quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair

16

Notes to Financial Statements (Continued)

December 31, 2018

valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $2,218,159, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

18

Notes to Financial Statements (Continued)

December 31, 2018

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $528,243 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $8,932.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $3,512,440, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

19

Notes to Financial Statements (Continued)

December 31, 2018

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $3,327,279.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	5,412,352	72,060,154	6,133,327	17,464,479	2,508,005	(18,801,596)	44,435,411	1,361,179	4,772,147
NVIT Emerging Markets Fund, Class Y	4,248,192	—	56,865,799	—	—	(9,286,045)	47,579,754	463,598	—
NVIT Multi-Manager International Growth Fund, Class Y	16,689,217	106,839,245	94,897,067	4,376,953	1,242,207	(45,895,226)	152,706,340	1,912,686	13,550,749
NVIT Multi-Manager International Value Fund, Class Y	16,212,877	178,265,742	18,351,590	11,239,672	2,983,457	(40,986,064)	147,375,053	7,837,383	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	19,454,845	225,125,188	90,522,954	52,483,687	17,873,591	(58,863,716)	222,174,330	1,141,328	35,431,384
NVIT Multi-Manager Large Cap Value Fund, Class Y	25,923,823	319,467,107	29,604,813	69,374,995	17,057,269	(74,587,028)	222,167,166	4,184,370	25,333,863
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	2,808,998	71,608,440	5,718,135	44,867,224	5,563,346	(10,803,511)	27,219,186	—	5,718,136
NVIT Multi-Manager Mid Cap Value Fund, Class Y	3,510,215	119,262,637	6,203,732	85,210,448	3,025,229	(14,778,205)	28,502,945	441,902	5,761,830
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	1,089,210	24,134,661	2,405,814	5,196,332	899,483	(4,380,590)	17,863,036	—	2,405,814
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,726,390	71,726,115	3,925,540	49,751,437	10,612,241	(18,160,935)	18,351,524	187,240	3,738,299

20

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
DoubleLine NVIT Total Return Tactical Fund, Class Y	3,513,069	35,119,250	1,281,185	1,429,867	(20,811)	(802,727)	34,147,030	990,620	—
Nationwide Bond Fund, Class R6	8,193,283	82,182,177	3,131,653	5,741,213	(211,519)	(2,262,308)	77,098,790	2,449,914	—
NVIT Core Bond Fund, Class Y	28,252,113	327,965,527	13,464,735	36,330,112	(1,145,172)	(10,132,999)	293,821,979	9,980,638	—
NVIT Core Plus Bond Fund, Class Y	32,555,815	398,965,244	15,133,515	45,990,162	(1,814,875)	(13,063,135)	353,230,587	10,354,648	—
NVIT Short Term Bond Fund, Class Y	28,976,480	327,252,090	10,465,069	39,990,347	(982,680)	(3,212,386)	293,531,746	7,510,924	—
Total		2,359,973,577	358,104,928	469,446,928	57,589,771	(326,016,471)	1,980,204,877	48,816,430	96,712,222

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order.

21

Notes to Financial Statements (Continued)

December 31, 2018

Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $358,104,928 and sales of $469,446,928 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’sannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash

22

Notes to Financial Statements (Continued)

December 31, 2018

equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$50,929,812	$109,185,824	$160,115,636	$—	$160,115,636

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$42,947,212	$110,132,851	$153,080,063	$—	$153,080,063

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$24,318,144	$132,118,024	$156,436,168	$—	$(196,324,443)	$(39,888,275)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,176,529,320	$7,325,151	$(203,649,594)	$(196,324,443)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Balanced Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.20%.

The Fund designates $109,185,824, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $7,701,982 or $0.0383 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $921,309 or $0.0046 per outstanding share.

26

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

27

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

28

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

30

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

32

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

33

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

35

Annual Report

December 31, 2018

NVIT CardinalSM Capital Appreciation Fund

AR-CD-CAP 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Capital Appreciation Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Capital Appreciation Fund (Class II) registered -8.16% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%

for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Three of the Fund’s 15 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance during the reporting period was the allocation to the underlying NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to Fund performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to U.S. large-capitalization stocks. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

3

Fund Commentary (cont.)	NVIT CardinalSM Capital Appreciation Fund

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation†

Equity Funds	67.9%
Fixed Income Funds	32.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Growth Fund, Class Y	18.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	18.7%
NVIT Core Plus Bond Fund, Class Y	12.5%
NVIT Core Bond Fund, Class Y	10.6%
NVIT Multi-Manager International Growth Fund, Class Y	9.0%
NVIT Multi-Manager International Value Fund, Class Y	8.6%
NVIT Short Term Bond Fund, Class Y	5.5%
NVIT Emerging Markets Fund, Class Y	4.0%
Nationwide International Small Cap Fund, Class R6	3.7%
Nationwide Bond Fund, Class R6	2.3%
Other Holdings	6.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(8.04)%	3.45%	8.25%
Class II	(8.16)%	3.35%	8.15%
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	7.97%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.04%	0.94%
Class II	1.29%	1.03%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Capital Appreciation Fund versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	922.90	1.36	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	921.80	1.79	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Capital Appreciation Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 67.9%
Nationwide International Small Cap Fund, Class R6 (a)	10,486,460	$86,093,839
NVIT Emerging Markets Fund, Class Y (a)	8,230,895	92,186,021
NVIT Multi-Manager International Growth Fund, Class Y (a)	22,741,122	208,081,264
NVIT Multi-Manager International Value Fund, Class Y (a)	22,005,236	200,027,595
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	38,362,131	438,095,542
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	50,610,075	433,728,340
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	3,505,902	33,972,190
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	4,332,521	35,180,073
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,384,102	22,699,268
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	2,116,460	22,497,966

Total Equity Funds (cost $1,773,815,071)		1,572,562,098

Fixed Income Funds 32.1%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	2,828,946	27,497,355
Nationwide Bond Fund, Class R6 (a)	5,604,950	52,742,579
NVIT Core Bond Fund, Class Y (a)	23,497,189	244,370,765
NVIT Core Plus Bond Fund, Class Y (a)	26,789,052	290,661,210
NVIT Short Term Bond Fund, Class Y (a)	12,507,958	126,705,617

Total Fixed Income Funds (cost $779,192,895)		741,977,526

Total Investment Companies (cost $2,553,007,966)		2,314,539,624

Total Investments (cost $2,553,007,966) — 100.0%		2,314,539,624

Liabilities in excess of other assets — 0.0%†		(818,131)

NET ASSETS — 100.0%		$2,313,721,493

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,553,007,966)	$2,314,539,624
Receivable for investments sold	725,749
Receivable for capital shares issued	27,326
Prepaid expenses	4,220

Total Assets	2,315,296,919

Liabilities:
Payable for capital shares redeemed	753,075
Accrued expenses and other payables:
Investment advisory fees	190,228
Fund administration fees	70,342
Distribution fees	178,345
Administrative servicing fees	303,305
Accounting and transfer agent fees	438
Trustee fees	1,153
Custodian fees	28,776
Compliance program costs (Note 3)	2,550
Professional fees	16,294
Printing fees	11,455
Other	19,465

Total Liabilities	1,575,426

Net Assets	$2,313,721,493

Represented by:
Capital	$2,288,934,437
Total distributable earnings (loss)	24,787,056

Net Assets	$2,313,721,493

Net Assets:
Class I Shares	$27,456,509
Class II Shares	2,286,264,984

Total	$2,313,721,493

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,913,042
Class II Shares	242,617,210

Total	245,530,252

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.43
Class II Shares	$9.42

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$50,812,896

Total Income	50,812,896

EXPENSES:
Investment advisory fees	5,166,010
Fund administration fees	628,854
Distribution fees Class II Shares	6,615,242
Administrative servicing fees Class I Shares	44,164
Administrative servicing fees Class II Shares	3,969,165
Professional fees	132,479
Printing fees	24,622
Trustee fees	79,972
Custodian fees	108,828
Accounting and transfer agent fees	1,697
Compliance program costs (Note 3)	10,762
Other	50,243

Total expenses before earnings credit and fees waived	16,832,038

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(4,233,801)
Investment advisory fees waived (Note 3)	(2,675,520)

Net Expenses	9,922,716

NET INVESTMENT INCOME	40,890,180

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	169,748,598
Net realized gains from transactions in investment securities of affiliated issuers	93,056,795

Net realized gains	262,805,393

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(510,127,003)

Net realized/unrealized losses	(247,321,610)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(206,431,430)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$40,890,180	$38,213,837
Net realized gains	262,805,393	138,011,518
Net change in unrealized appreciation/depreciation	(510,127,003)	230,937,856

Change in net assets resulting from operations	(206,431,430)	407,163,211

Distributions to Shareholders From:
Distributable earnings:
Class I	(2,082,621)	(2,316,181	)(a)
Class II	(176,573,968)	(222,178,135	)(a)

Change in net assets from shareholder distributions	(178,656,589)	(224,494,316)

Change in net assets from capital transactions	(130,185,248)	(31,607,406)

Change in net assets	(515,273,267)	151,061,489

Net Assets:
Beginning of year	2,828,994,760	2,677,933,271

End of year	$2,313,721,493	$2,828,994,760	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,560,853	$4,387,321
Dividends reinvested	2,082,621	2,316,181
Cost of shares redeemed	(4,367,835)	(4,612,056)

Total Class I Shares	2,275,639	2,091,446

Class II Shares
Proceeds from shares issued	5,967,273	3,247,250
Dividends reinvested	176,573,968	222,178,135
Cost of shares redeemed	(315,002,128)	(259,124,237)

Total Class II Shares	(132,460,887)	(33,698,852)

Change in net assets from capital transactions	$(130,185,248)	$(31,607,406)

SHARE TRANSACTIONS:
Class I Shares
Issued	421,152	402,898
Reinvested	202,513	216,691
Redeemed	(406,074)	(423,340)

Total Class I Shares	217,591	196,249

12

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Capital Appreciation Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	547,514	298,342
Reinvested	17,145,612	20,809,521
Redeemed	(29,255,991)	(23,758,543)

Total Class II Shares	(11,562,865)	(2,650,680)

Total change in shares	(11,345,274)	(2,454,431)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $490,186 and $44,305,589 for Class I and Class II, respectively and net realized gains of $1,825,995 and $177,872,546 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $14,468,147.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.02	0.19	(1.02)	(0.83)	(0.23)	(0.53)	(0.76)	$9.43	(8.04%	)	$27,456,509	0.28%	1.75%	0.38%	22.31%
Year Ended December 31, 2017	$10.33	0.17	1.45	1.62	(0.19)	(0.74)	(0.93)	$11.02	16.01%		$29,698,043	0.28%	1.52%	0.38%	14.53%
Year Ended December 31, 2016	$10.74	0.20	0.55	0.75	(0.30)	(0.86)	(1.16)	$10.33	7.32%		$25,818,194	0.28%	1.90%	0.35%	9.92%
Year Ended December 31, 2015	$12.08	0.14	(0.29)	(0.15)	(0.37)	(0.82)	(1.19)	$10.74	(1.15%	)	$20,417,971	0.28%	1.16%	0.28%	12.95%
Year Ended December 31, 2014	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%	0.28%	7.27%

Class II Shares
Year Ended December 31, 2018	$11.01	0.16	(1.00)	(0.84)	(0.22)	(0.53)	(0.75)	$9.42	(8.16%	)	$2,286,264,984	0.37%	1.53%	0.63%	22.31%
Year Ended December 31, 2017	$10.33	0.15	1.45	1.60	(0.18)	(0.74)	(0.92)	$11.01	15.80%		$2,799,296,717	0.37%	1.38%	0.63%	14.53%
Year Ended December 31, 2016	$10.73	0.18	0.57	0.75	(0.29)	(0.86)	(1.15)	$10.33	7.32%		$2,652,115,077	0.37%	1.66%	0.60%	9.92%
Year Ended December 31, 2015	$12.08	0.12	(0.29)	(0.17)	(0.36)	(0.82)	(1.18)	$10.73	(1.33%	)	$2,719,435,011	0.37%	1.02%	0.53%	12.95%
Year Ended December 31, 2014	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%	0.53%	7.27%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

15

Notes to Financial Statements (Continued)

December 31, 2018

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided

16

Notes to Financial Statements (Continued)

December 31, 2018

by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair

17

Notes to Financial Statements (Continued)

December 31, 2018

valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $2,675,520, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

19

Notes to Financial Statements (Continued)

December 31, 2018

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $628,854 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $10,762.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $4,233,801, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

20

Notes to Financial Statements (Continued)

December 31, 2018

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $4,013,329.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	10,486,460	114,969,107	11,883,351	8,388,186	1,299,816	(33,670,249)	86,093,839	2,637,292	9,246,059
NVIT Emerging Markets Fund, Class Y	8,230,895	—	110,180,117	—	—	(17,994,096)	92,186,021	898,223	—
NVIT Multi-Manager International Growth Fund, Class Y	22,741,122	241,354,753	36,152,285	7,849,792	1,587,070	(63,163,052)	208,081,264	2,606,271	18,464,571
NVIT Multi-Manager International Value Fund, Class Y	22,005,236	284,771,944	10,852,286	44,509,739	4,465,641	(55,552,537)	200,027,595	10,642,790	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	38,362,131	394,340,533	217,295,191	89,817,653	29,903,547	(113,626,076)	438,095,542	2,250,899	70,051,892
NVIT Multi-Manager Large Cap Value Fund, Class Y	50,610,075	452,837,545	150,949,209	57,465,609	13,854,989	(126,447,794)	433,728,340	8,171,912	49,915,134
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	3,505,902	128,364,518	7,257,563	96,742,363	13,161,057	(18,068,585)	33,972,190	—	7,257,563
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4,332,521	184,963,466	7,758,881	142,168,940	2,921,419	(18,294,753)	35,180,073	546,201	7,212,680
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	1,384,102	71,856,055	3,025,605	50,319,151	6,826,482	(8,689,723)	22,699,268	—	3,025,605
NVIT Multi-Manager Small Cap Value Fund, Class Y	2,116,460	114,076,424	4,804,630	87,149,989	20,649,112	(29,882,211)	22,497,966	229,537	4,575,094
DoubleLine NVIT Total Return Tactical Fund, Class Y	2,828,946	28,117,487	1,114,011	1,075,307	(13,200)	(645,636)	27,497,355	797,710	—

21

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Bond Fund, Class R6	5,604,950	56,407,200	2,336,631	4,274,696	(186,590)	(1,539,966)	52,742,579	1,701,439	—
NVIT Core Bond Fund, Class Y	23,497,189	280,543,001	12,492,861	39,068,899	(423,447)	(9,172,751)	244,370,765	8,433,158	—
NVIT Core Plus Bond Fund, Class Y	26,789,052	337,206,434	14,920,851	48,891,269	(927,589)	(11,647,217)	290,661,210	8,650,847	—
NVIT Short Term Bond Fund, Class Y	12,507,958	140,079,368	4,804,228	16,384,110	(61,512)	(1,732,357)	126,705,617	3,246,617	—
Total		2,829,887,835	595,827,700	694,105,703	93,056,795	(510,127,003)	2,314,539,624	50,812,896	169,748,598

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

22

Notes to Financial Statements (Continued)

December 31, 2018

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $595,827,700 and sales of $694,105,703 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

23

Notes to Financial Statements (Continued)

December 31, 2018

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,627,698	$123,028,891	$178,656,589	$—	$178,656,589

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,795,775	$179,698,541	$224,494,316	$—	$224,494,316

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$42,648,851	$222,781,869	$265,430,720	$—	$(240,643,664)	$24,787,056

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,555,183,288	$22,250,666	$(262,894,330)	$(240,643,664)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 18.37%.

The Fund designates $123,028,891, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $11,332,934 or $0.0462 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $1,393,490 or $0.0057 per outstanding share.

27

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

28

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

29

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

31

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

33

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

34

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

36

Annual Report

December 31, 2018

NVIT CardinalSM Conservative Fund

AR-CD-CON 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Conservative Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Conservative Fund (Class II) registered -2.60% versus -1.20% for its benchmark, the Morningstar® Conservative Target Risk Index*, and 0.01% for its former benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 15% to 30% Equity (consisting of 55 funds as of December 31, 2018), was -2.30% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%
for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Three of the Fund’s 13 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to Fund performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to international stocks and emerging market stocks. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

3

Fund Commentary (cont.)	NVIT CardinalSM Conservative Fund

*The Fund changed its benchmark on April 30, 2018, from the Bloomberg Barclays U.S. Aggregate Bond Index to the Morningstar Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation†

Fixed Income Funds	81.1%
Equity Funds	18.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	29.2%
NVIT Core Plus Bond Fund, Class Y	22.3%
NVIT Core Bond Fund, Class Y	17.2%
Nationwide Bond Fund, Class R6	5.7%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	5.2%
Nationwide Inflation-Protected Securities Fund, Class R6	4.1%
NVIT Multi-Manager International Growth Fund, Class Y	3.3%
NVIT Multi-Manager International Value Fund, Class Y	3.3%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.6%
Other Holdings	1.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(2.51)%	2.23%	4.48%
Class II	(2.60)%	2.14%	4.38%
Morningstar® Conservative Target Risk Index	(1.20)%	2.54%	4.37%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.88%	0.78%
Class II	1.13%	0.87%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Conservative Fund versus performance of the Morningstar® Conservative Target Risk Index (current benchmark), the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index (former benchmark), and the Consumer Proce Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	984.60	1.50	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	984.60	1.95	0.39
	Hypothetical	(c)(d)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 18.9%
NVIT Emerging Markets Fund, Class Y (a)	557,889	$6,248,354
NVIT Multi-Manager International Growth Fund, Class Y (a)	2,299,872	21,043,830
NVIT Multi-Manager International Value Fund, Class Y (a)	2,300,497	20,911,514
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,884,885	32,945,381
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	3,804,910	32,608,075
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	279,323	2,706,640
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	348,600	2,830,631

Total Equity Funds (cost $136,563,623)		119,294,425

Fixed Income Funds 81.1%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,686,591	16,393,668
Nationwide Bond Fund, Class R6 (a)	3,831,184	36,051,438
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,748,012	26,023,669
NVIT Core Bond Fund, Class Y (a)	10,464,281	108,828,526
NVIT Core Plus Bond Fund, Class Y (a)	12,940,019	140,399,205
NVIT Short Term Bond Fund, Class Y (a)	18,197,224	184,337,877

Total Fixed Income Funds (cost $537,819,771)		512,034,383

Total Investment Companies (cost $674,383,394)		631,328,808

Total Investments (cost $674,383,394) — 100.0%		631,328,808

Liabilities in excess of other assets — 0.0%†		(249,832)

NET ASSETS — 100.0%		$631,078,976

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $674,383,394)	$631,328,808
Receivable for investments sold	204,508
Receivable for capital shares issued	39,412
Prepaid expenses	1,083

Total Assets	631,573,811

Liabilities:
Payable for capital shares redeemed	243,920
Accrued expenses and other payables:
Investment advisory fees	54,034
Fund administration fees	26,053
Distribution fees	48,109
Administrative servicing fees	82,308
Accounting and transfer agent fees	162
Trustee fees	233
Custodian fees	8,913
Compliance program costs (Note 3)	659
Professional fees	11,232
Printing fees	9,058
Other	10,154

Total Liabilities	494,835

Net Assets	$631,078,976

Represented by:
Capital	$663,476,903
Total distributable earnings (loss)	(32,397,927)

Net Assets	$631,078,976

Net Assets:
Class I Shares	$6,383,879
Class II Shares	624,695,097

Total	$631,078,976

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	664,383
Class II Shares	65,022,518

Total	65,686,901

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.61
Class II Shares	$9.61

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$16,973,263

Total Income	16,973,263

EXPENSES:
Investment advisory fees	1,361,415
Fund administration fees	189,873
Distribution fees Class II Shares	1,685,060
Administrative servicing fees Class I Shares	10,014
Administrative servicing fees Class II Shares	1,011,041
Professional fees	43,962
Printing fees	17,938
Trustee fees	20,359
Custodian fees	28,490
Accounting and transfer agent fees	612
Compliance program costs (Note 3)	2,736
Other	16,080

Total expenses before fees waived	4,387,580

Distribution fees waived — Class II (Note 3)	(1,078,450)
Investment advisory fees waived (Note 3)	(680,695)

Net Expenses	2,628,435

NET INVESTMENT INCOME	14,344,828

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	11,401,226
Net realized gains from transactions in investment securities of affiliated issuers	1,515,736

Net realized gains	12,916,962

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(44,985,275)

Net realized/unrealized losses	(32,068,313)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,723,485)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$14,344,828	$13,915,418
Net realized gains	12,916,962	3,246,870
Net change in unrealized appreciation/depreciation	(44,985,275)	28,194,784

Change in net assets resulting from operations	(17,723,485)	45,357,072

Distributions to Shareholders From:
Distributable earnings:
Class I	(192,545)	(310,949	)(a)
Class II	(18,412,211)	(29,964,351	)(a)

Change in net assets from shareholder distributions	(18,604,756)	(30,275,300)

Change in net assets from capital transactions	(57,599,667)	(41,988,682)

Change in net assets	(93,927,908)	(26,906,910)

Net Assets:
Beginning of year	725,006,884	751,913,794

End of year	$631,078,976	$725,006,884	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,582,091	$2,285,994
Dividends reinvested	192,545	310,949
Cost of shares redeemed	(2,616,708)	(2,145,146)

Total Class I Shares	(842,072)	451,797

Class II Shares
Proceeds from shares issued	49,931,303	28,285,978
Dividends reinvested	18,412,211	29,964,351
Cost of shares redeemed	(125,101,109)	(100,690,808)

Total Class II Shares	(56,757,595)	(42,440,479)

Change in net assets from capital transactions	$(57,599,667)	$(41,988,682)

12

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Conservative Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017

SHARE TRANSACTIONS:
Class I Shares
Issued	157,733	223,853
Reinvested	19,847	30,557
Redeemed	(260,149)	(209,899)

Total Class I Shares	(82,569)	44,511

Class II Shares
Issued	4,949,691	2,776,963
Reinvested	1,897,101	2,946,845
Redeemed	(12,458,065)	(9,858,662)

Total Class II Shares	(5,611,273)	(4,134,854)

Total change in shares	(5,693,842)	(4,090,343)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $163,363 and $14,902,834 for Class I and Class II, respectively and net realized gains of $147,586 and $15,061,517 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 includes accumulated undistributed net investment income of $557,265.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$10.16	0.23	(0.48)	(0.25)	(0.24)	(0.06)	(0.30)	$9.61	(2.51%	)	$6,383,879	0.30%	2.31%	0.40%	15.61%
Year Ended December 31, 2017	$9.97	0.21	0.42	0.63	(0.22)	(0.22)	(0.44)	$10.16	6.35%		$7,588,982	0.29%	2.07%	0.39%	9.98%
Year Ended December 31, 2016	$10.03	0.22	0.26	0.48	(0.26)	(0.28)	(0.54)	$9.97	4.81%		$7,001,246	0.29%	2.12%	0.36%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.23)	(0.07)	(0.23)	(0.32)	(0.55)	$10.03	(0.65%	)	$7,033,308	0.29%	1.51%	0.29%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%		$8,446,590	0.29%	1.34%	0.29%	16.93%

Class II Shares
Year Ended December 31, 2018	$10.16	0.21	(0.47)	(0.26)	(0.23)	(0.06)	(0.29)	$9.61	(2.60%	)	$624,695,097	0.39%	2.11%	0.65%	15.61%
Year Ended December 31, 2017	$9.96	0.19	0.44	0.63	(0.21)	(0.22)	(0.43)	$10.16	6.36%		$717,417,902	0.38%	1.87%	0.64%	9.98%
Year Ended December 31, 2016	$10.03	0.20	0.26	0.46	(0.25)	(0.28)	(0.53)	$9.96	4.61%		$744,912,548	0.38%	1.98%	0.61%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.24)	(0.08)	(0.22)	(0.32)	(0.54)	$10.03	(0.73%	)	$730,384,814	0.38%	1.54%	0.54%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%		$761,730,734	0.38%	1.40%	0.54%	16.93%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

15

Notes to Financial Statements (Continued)

December 31, 2018

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided

16

Notes to Financial Statements (Continued)

December 31, 2018

by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair

17

Notes to Financial Statements (Continued)

December 31, 2018

valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

18

Notes to Financial Statements (Continued)

December 31, 2018

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $680,695, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no

19

Notes to Financial Statements (Continued)

December 31, 2018

higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $189,873 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $2,736.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $1,078,450, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

20

Notes to Financial Statements (Continued)

December 31, 2018

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,021,055.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Emerging Markets Fund, Class Y	557,889	—	7,475,713	50,331	(2,855)	(1,174,173)	6,248,354	60,810	—
NVIT Multi-Manager International Growth Fund, Class Y	2,299,872	14,573,558	14,801,224	2,319,682	191,695	(6,202,965)	21,043,830	259,674	1,839,704
NVIT Multi-Manager International Value Fund, Class Y	2,300,497	21,826,617	8,245,856	3,901,480	465,938	(5,725,417)	20,911,514	1,100,847	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	2,884,885	28,891,440	21,093,530	11,164,971	1,510,849	(7,385,467)	32,945,381	166,117	4,935,081
NVIT Multi-Manager Large Cap Value Fund, Class Y	3,804,910	50,596,659	11,876,210	21,814,258	1,053,202	(9,103,738)	32,608,075	605,010	3,511,237
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	279,323	7,237,735	842,935	4,878,690	586,762	(1,082,102)	2,706,640	—	551,410
NVIT Multi-Manager Mid Cap Value Fund, Class Y	348,600	14,513,453	1,486,677	11,987,165	430,405	(1,612,739)	2,830,631	43,821	563,794
NVIT Multi-Manager Small Cap Value Fund, Class Y **	—	7,226,808	393,412	7,646,600	136,726	(110,346)	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,686,591	18,157,906	935,278	2,292,252	(29,452)	(377,812)	16,393,668	475,587	—
Nationwide Bond Fund, Class R6	3,831,184	39,890,610	2,732,048	5,362,482	(256,158)	(952,580)	36,051,438	1,163,651	—
Nationwide Inflation-Protected Securities Fund, Class R6	2,748,012	29,079,675	1,731,279	3,824,550	74,795	(1,037,530)	26,023,669	528,296	—
NVIT Core Bond Fund, Class Y	10,464,281	123,369,439	9,310,332	19,617,539	(697,899)	(3,535,807)	108,828,526	3,704,922	—
NVIT Core Plus Bond Fund, Class Y	12,940,019	159,493,276	11,440,681	24,593,075	(1,009,585)	(4,932,092)	140,399,205	4,112,216	—
NVIT Short Term Bond Fund, Class Y	18,197,224	210,406,143	13,889,018	37,266,090	(938,687)	(1,752,507)	184,337,877	4,752,312	—
Total		725,263,319	106,254,193	156,719,165	1,515,736	(44,985,275)	631,328,808	16,973,263	11,401,226

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

21

Notes to Financial Statements (Continued)

December 31, 2018

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $106,254,193 and sales of $156,719,165 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in

22

Notes to Financial Statements (Continued)

December 31, 2018

such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments

23

Notes to Financial Statements (Continued)

December 31, 2018

became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,652,851	$3,951,905	$18,604,756	$—	$18,604,756

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,066,197	$15,209,103	$30,275,300	$—	$30,275,300

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,837,984	$12,045,452	$14,883,436	$—	$(47,281,363)	$(32,397,927)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$678,610,171	$778,250	$(48,059,613)	$(47,281,363)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 6.73%.

The Fund designates $3,951,905, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $917,840 or $0.0140 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $111,575 or $0.0017 per outstanding share.

27

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

28

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

29

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

31

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

33

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

34

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

36

Annual Report

December 31, 2018

NVIT CardinalSM Managed Growth & Income Fund

AR-CD-MGI 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Managed Growth & Income Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Managed Growth & Income Fund (Class II) registered -7.01% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 170 funds as of December 31, 2018), was -4.37% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%

for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Within the core sleeve, three of the Fund’s 15 underlying investments held during the reporting period posted a positive return. The leading contributor to the core sleeve’s performance was the allocation to the underlying NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to the core sleeve’s performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from the performance of the core sleeve for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks was reduced in the core sleeve, while exposure to U.S. large-capitalization stocks and international equity stocks was increased. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value. From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the core sleeve, which also detracted from performance.

Through the Fund’s volatility overlay sleeve, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index futures contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index as dictated by an

3

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth & Income Fund

algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the volatility overlay sleeve was a slight detractor from Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*

The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the

Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation†

Fixed Income Funds	50.9%
Equity Funds	43.4%
Futures	0.5%
Other assets in excess of liabilities††	5.2%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	18.3%
NVIT Core Bond Fund, Class Y	15.1%
NVIT Short Term Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	11.2%
NVIT Multi-Manager International Growth Fund, Class Y	7.4%
NVIT Multi-Manager International Value Fund, Class Y	7.3%
Nationwide Bond Fund, Class R6	3.8%
NVIT Emerging Markets Fund, Class Y	2.4%
Nationwide International Small Cap Fund, Class R6	2.2%
Other Holdings	6.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2018)

	1 Yr.	3 Yr.	5 Yr.	Inception
Class I	(6.81)%	4.25%	N/A	2.19%	[2]
Class II	(7.01)%	4.05%	1.97%	3.24%	[3]
Morningstar® Moderate Target Risk Index	(4.76)%	5.84%	4.08%	3.84%
Russell 3000® Index	(5.24)%	8.97%	7.91%	10.18%
CPI	1.91%	2.03%	1.51%	1.37%

N/A — Not	Applicable

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.82%
Class II	1.24%	1.02%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth & Income Fund versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	952.60	1.23	0.25
	Hypothetical	(c)(d)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(c)	1,000.00	951.40	2.21	0.45
	Hypothetical	(c)(d)	1,000.00	1,022.94	2.29	0.45

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Managed Growth & Income Fund

Investment Companies 94.3%

	Shares	Value

Equity Funds 43.4%
Nationwide International Small Cap Fund, Class R6 (a)	1,331,969	$10,935,462
NVIT Emerging Markets Fund, Class Y (a)	1,072,960	12,017,150
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,068,283	37,224,792
NVIT Multi-Manager International Value Fund, Class Y (a)	4,053,103	36,842,706
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	4,946,085	56,484,291
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	6,561,612	56,233,019
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	693,219	6,717,295
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	854,034	6,934,759
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	261,943	4,295,862
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	403,070	4,284,634

Total Equity Funds (cost $278,189,308)		231,969,970

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 50.9%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	841,061	$8,175,113
Nationwide Bond Fund, Class R6 (a)	2,033,465	19,134,907
NVIT Core Bond Fund, Class Y (a)	7,343,936	76,376,935
NVIT Core Plus Bond Fund, Class Y (a)	8,505,927	92,289,312
NVIT Short Term Bond Fund, Class Y (a)	7,522,551	76,203,446

Total Fixed Income Funds (cost $284,609,752)		272,179,713

Total Investment Companies (cost $562,799,060)		504,149,683

Total Investments (cost $562,799,060) — 94.3%		504,149,683

Other assets in excess of liabilities — 5.7%		30,679,075

NET ASSETS — 100.0%		$534,828,758

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Short Contracts
MSCI EAFE E-Mini Index	(568)	3/2019	USD	(48,734,400)	847,714
Russell 2000 E-Mini Index	(104)	3/2019	USD	(7,014,800)	275,720
S&P 500 E-Mini Index	(354)	3/2019	USD	(44,342,040)	1,117,616
S&P Midcap 400 E-Mini Index	(99)	3/2019	USD	(16,455,780)	554,227

					2,795,277

At December 31, 2018, the Fund had $6,447,100 segregated as collateral with the broker for open futures contracts

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $562,799,060)	$504,149,683
Cash	25,204,730
Deposits with broker for futures contracts	6,447,100
Interest receivable	44,819
Receivable for investments sold	280,489
Receivable for capital shares issued	324
Reimbursement from investment adviser (Note 3)	77,590
Prepaid expenses	889

Total Assets	536,205,624

Liabilities:
Payable for capital shares redeemed	295,576
Payable for variation margin on futures contracts	766,535
Accrued expenses and other payables:
Investment advisory fees	100,745
Fund administration fees	23,754
Distribution fees	91,223
Administrative servicing fees	67,852
Accounting and transfer agent fees	116
Trustee fees	220
Custodian fees	4,646
Compliance program costs (Note 3)	561
Professional fees	11,283
Printing fees	7,461
Other	6,894

Total Liabilities	1,376,866

Net Assets	$534,828,758

Represented by:
Capital	$581,933,278
Total distributable earnings (loss)	(47,104,520)

Net Assets	$534,828,758

Net Assets:
Class I Shares	$2,131,954
Class II Shares	532,696,804

Total	$534,828,758

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	220,397
Class II Shares	55,128,744

Total	55,349,141

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.67
Class II Shares	$9.66

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$12,387,408
Interest income from unaffiliated issuers	477,320

Total Income	12,864,728

EXPENSES:
Investment advisory fees	1,270,180
Fund administration fees	167,639
Distribution fees Class II Shares	1,438,115
Administrative servicing fees Class I Shares	3,160
Administrative servicing fees Class II Shares	862,874
Professional fees	40,261
Printing fees	17,287
Trustee fees	17,209
Custodian fees	21,469
Accounting and transfer agent fees	443
Compliance program costs (Note 3)	2,332
Other	12,134

Total expenses before fees waived and expenses reimbursed	3,853,103

Distribution fees waived — Class II (Note 3)	(287,631)
Expenses reimbursed by adviser (Note 3)	(968,095)

Net Expenses	2,597,377

NET INVESTMENT INCOME	10,267,351

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	24,056,985
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(2,406,351)
Expiration or closing of futures contracts (Note 2)	(7,650,089)

Net realized gains	14,000,545

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(65,406,350)
Futures contracts (Note 2)	904,693

Net change in unrealized appreciation/depreciation	(64,501,657)

Net realized/unrealized losses	(50,501,112)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,233,761)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$10,267,351	$8,672,686
Net realized gains	14,000,545	20,916,055
Net change in unrealized appreciation/depreciation	(64,501,657)	47,265,579

Change in net assets resulting from operations	(40,233,761)	76,854,320

Distributions to Shareholders From:
Distributable earnings:
Class I	(138,185)	(87,338	)(a)
Class II	(34,562,137)	(27,783,204	)(a)

Change in net assets from shareholder distributions	(34,700,322)	(27,870,542)

Change in net assets from capital transactions	12,679,875	20,974,892

Change in net assets	(62,254,208)	69,958,670

Net Assets:
Beginning of year	597,082,966	527,124,296

End of year	$534,828,758	$597,082,966	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$356,349	$591,388
Dividends reinvested	138,185	87,338
Cost of shares redeemed	(97,407)	(136,968)

Total Class I Shares	397,127	541,758

Class II Shares
Proceeds from shares issued	12,892,420	18,938,688
Dividends reinvested	34,562,137	27,783,204
Cost of shares redeemed	(35,171,809)	(26,288,758)

Total Class II Shares	12,282,748	20,433,134

Change in net assets from capital transactions	$12,679,875	$20,974,892

SHARE TRANSACTIONS:
Class I Shares
Issued	33,253	54,526
Reinvested	13,509	8,057
Redeemed	(9,127)	(12,597)

Total Class I Shares	37,635	49,986

12

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth & Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	1,208,150	1,764,772
Reinvested	3,375,344	2,571,080
Redeemed	(3,280,316)	(2,461,926)

Total Class II Shares	1,303,178	1,873,926

Total change in shares	1,340,813	1,923,912

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $35,323 and $9,543,519 for Class I and Class II, respectively and net realized gains of $52,015 and $18,239,685 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,160,736.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.07	0.23	(0.96)	(0.73)	(0.24)	(0.43)	(0.67)	$9.67	(6.81%	)	$2,131,954	0.25%	2.14%		0.42%	17.05%
Year Ended December 31, 2017	$10.13	0.22	1.28	1.50	(0.20)	(0.36)	(0.56)	$11.07	14.96%		$2,022,774	0.25%	2.01%		0.42%	15.23%
Year Ended December 31, 2016	$9.84	0.21	0.35	0.56	(0.25)	(0.02)	(0.27)	$10.13	5.74%		$1,344,914	0.25%	2.15%		0.42%	11.10%
Year Ended December 31, 2015	$10.40	0.39	(0.81)	(0.42)	(0.14)	–	(0.14)	$9.84	(4.03%	)	$700,662	0.25%	3.77%		0.42%	10.54%
Period Ended December 31, 2014 (h)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%		$110,317	0.25%	3.74%	(i)	0.43%	4.07%

Class II Shares
Year Ended December 31, 2018	$11.06	0.19	(0.94)	(0.75)	(0.22)	(0.43)	(0.65)	$9.66	(7.01%	)	$532,696,804	0.45%	1.78%		0.67%	17.05%
Year Ended December 31, 2017	$10.12	0.17	1.31	1.48	(0.18)	(0.36)	(0.54)	$11.06	14.77%		$595,060,192	0.45%	1.55%		0.67%	15.23%
Year Ended December 31, 2016	$9.83	0.17	0.37	0.54	(0.23)	(0.02)	(0.25)	$10.12	5.56%		$525,779,382	0.45%	1.72%		0.67%	11.10%
Year Ended December 31, 2015	$10.40	0.14	(0.59)	(0.45)	(0.12)	–	(0.12)	$9.83	(4.29%	)	$466,569,212	0.45%	1.31%		0.67%	10.54%
Year Ended December 31, 2014	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%		$377,802,834	0.45%	1.95%		0.69%	4.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2018

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

17

Notes to Financial Statements (Continued)

December 31, 2018

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments

18

Notes to Financial Statements (Continued)

December 31, 2018

and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$2,795,277
Total		$2,795,277
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(7,650,089)
Total	$(7,650,089)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$904,693
Total	$904,693

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$53,776,272
Average Notional Balance Short	$34,275,412

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

19

Notes to Financial Statements (Continued)

December 31, 2018

Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

20

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.05%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $27,039.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$846,814	$927,485	$968,095	$2,742,394

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2018

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $167,639 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $2,332.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $287,631, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $866,034.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a

22

Notes to Financial Statements (Continued)

December 31, 2018

portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,331,969	16,891,119	2,408,570	4,281,190	331,824	(4,414,861)	10,935,462	335,587	1,176,006
NVIT Emerging Markets Fund, Class Y	1,072,960	—	14,999,688	644,786	(59,396)	(2,278,356)	12,017,150	117,809	—
NVIT Multi-Manager International Growth Fund, Class Y	4,068,283	25,183,072	25,560,047	2,496,220	(17,057)	(11,005,050)	37,224,792	472,486	3,347,405
NVIT Multi-Manager International Value Fund, Class Y	4,053,103	42,038,183	7,209,106	2,781,058	(114,821)	(9,508,704)	36,842,706	1,977,164	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4,946,085	52,473,391	22,322,251	7,424,940	465,896	(11,352,307)	56,484,291	291,315	8,955,300
NVIT Multi-Manager Large Cap Value Fund, Class Y	6,561,612	75,855,933	8,935,510	13,840,499	(2,364,034)	(12,353,891)	56,233,019	1,062,566	6,346,374
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	693,219	16,630,772	1,650,870	10,194,820	210,907	(1,580,434)	6,717,295	—	1,386,536
NVIT Multi-Manager Mid Cap Value Fund, Class Y	854,034	28,032,589	1,883,961	20,121,104	(945,305)	(1,915,382)	6,934,759	107,863	1,399,016
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	261,943	5,561,087	683,170	1,110,355	200,832	(1,038,872)	4,295,862	—	563,118
NVIT Multi-Manager Small Cap Value Fund, Class Y	403,070	16,602,153	1,159,936	11,713,341	312,053	(2,076,167)	4,284,634	43,907	883,230
DoubleLine NVIT Total Return Tactical Fund, Class Y	841,061	8,254,835	678,360	563,453	(7,343)	(187,286)	8,175,113	237,962	—
Nationwide Bond Fund, Class R6	2,033,465	19,176,614	1,874,728	1,344,928	(44,166)	(527,341)	19,134,907	588,438	—
NVIT Core Bond Fund, Class Y	7,343,936	78,786,307	5,605,540	5,229,131	(115,342)	(2,670,439)	76,376,935	2,560,191	—
NVIT Core Plus Bond Fund, Class Y	8,505,927	95,317,935	6,651,196	6,017,698	(125,455)	(3,536,666)	92,289,312	2,657,359	—
NVIT Short Term Bond Fund, Class Y	7,522,551	78,120,076	4,277,173	5,098,265	(134,944)	(960,594)	76,203,446	1,934,761	—
Total		558,924,066	105,900,106	92,861,788	(2,406,351)	(65,406,350)	504,149,683	12,387,408	24,056,985

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

23

Notes to Financial Statements (Continued)

December 31, 2018

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $105,900,106 and sales of $92,861,788 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in

24

Notes to Financial Statements (Continued)

December 31, 2018

such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to

25

Notes to Financial Statements (Continued)

December 31, 2018

shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,633,261	$15,067,061	$34,700,322	$—	$34,700,322

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,578,842	$18,291,700	$27,870,542	$—	$27,870,542

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,862,542	$10,533,923	$16,396,465	$—	$(63,500,985)	$(47,104,520)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

26

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$570,445,945	$2,960,048	$(66,461,033)	$(63,500,985)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Managed Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Managed Growth & Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 10.49%.

The Fund designates $15,067,061, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $1,872,435 or $0.0338 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $230,353 or $0.0042 per outstanding share.

29

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

30

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

31

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

33

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

35

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

36

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

38

Annual Report

December 31, 2018

NVIT CardinalSM Managed Growth Fund

AR-CD-MGR 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Managed Growth Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Managed Growth Fund (Class II) registered -7.07% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%

for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Within the core sleeve, three of the Fund’s 15 underlying investments held during the reporting period posted a positive return. The leading contributor to the core sleeve’s performance was the allocation to the NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to the core sleeve’s performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from the performance of the core sleeve for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks was reduced in the core sleeve, while exposure to U.S. large-capitalization stocks and international equity stocks was increased. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value. From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the core sleeve, which also detracted from performance.

Through the Fund’s volatility overlay sleeve, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index futures contracts on the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index as dictated by an

3

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth Fund

algorithm that determines — based on numerous variables — whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, varied widely over the course of 2018. Broad market volatility (as measured by the S&P 500 Index) ranged between approximately 8% and 30%. The year began with relatively low volatility, which quickly spiked in the first quarter, followed by a reduced volatility period by the middle of the year. Renewed uncertainty in the fourth quarter of 2018 saw the highest level of volatility yet. The first bout of market volatility caused the algorithm to detract from Fund performance, in line with other periods of rapid, “v-shaped” market movement. Fourth-quarter 2018 volatility, which was accompanied by a sustained downturn in the market, provided an opportunity for the algorithm to contribute to Fund performance. Overall, the volatility overlay sleeve was a slight contributor to Fund performance during the reporting period.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

* The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the

Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation†

Equity Funds	52.2%
Fixed Income Funds	40.8%
Futures	1.2%
Other assets in excess of liabilities††	5.8%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	16.4%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	15.1%
NVIT Core Bond Fund, Class Y	13.2%
NVIT Short Term Bond Fund, Class Y	9.9%
NVIT Multi-Manager International Growth Fund, Class Y	7.5%
NVIT Multi-Manager International Value Fund, Class Y	7.4%
NVIT Emerging Markets Fund, Class Y	3.9%
Nationwide Bond Fund, Class R6	2.7%
Nationwide International Small Cap Fund, Class R6	2.6%
Other Holdings	6.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2018)

	1 Yr.	3 Yr.	5Yr.	Inception
Class I	(6.79)%	5.38%	N/A	2.60%	[2]
Class II	(7.07)%	5.15%	2.24%	3.69%	[3]
Morningstar® Moderate Target Risk Index	(4.76)%	5.84%	4.08%	4.92%
Russell 3000® Index	(5.24)%	8.97%	7.91%	10.18%
CPI	1.91%	2.03%	1.51%	1.37%

N/A — Not	Applicable

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.01%	0.82%
Class II	1.26%	1.02%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth Fund versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	954.10	1.08	0.22
	Hypothetical	(c)(d)	1,000.00	1,024.10	1.12	0.22
Class II Shares	Actual	(c)	1,000.00	952.90	2.07	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Managed Growth Fund

Investment Companies 93.0%

	Shares	Value

Equity Funds 52.2%
Nationwide International Small Cap Fund, Class R6 (a)	3,492,658	$28,674,725
NVIT Emerging Markets Fund, Class Y (a)	3,749,498	41,994,376
NVIT Multi-Manager International Growth Fund, Class Y (a)	8,884,817	81,296,075
NVIT Multi-Manager International Value Fund, Class Y (a)	8,854,019	80,483,032
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	14,399,130	164,438,069
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	19,105,639	163,735,324
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,513,584	14,666,633
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,864,788	15,142,080
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	572,174	9,383,650
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	880,526	9,359,990

Total Equity Funds (cost $735,264,013)		609,173,954

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 40.8%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,835,394	$17,840,033
Nationwide Bond Fund, Class R6 (a)	3,170,169	29,831,288
NVIT Core Bond Fund, Class Y (a)	13,738,324	142,878,569
NVIT Core Plus Bond Fund, Class Y (a)	16,380,764	177,731,290
NVIT Short Term Bond Fund, Class Y (a)	10,554,958	106,921,728

Total Fixed Income Funds (cost $496,532,068)		475,202,908

Total Investment Companies (cost $1,231,796,081)		1,084,376,862

Total Investments (cost $1,231,796,081) — 93.0%		1,084,376,862

Other assets in excess of liabilities — 7.0%		80,997,101

NET ASSETS — 100.0%		$1,165,373,963

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Short Contracts
MSCI EAFE E-Mini Index	(1,735)	3/2019	USD	(148,863,000)	3,460,475
Russell 2000 E-Mini Index	(409)	3/2019	USD	(27,587,050)	1,441,916
S&P 500 E-Mini Index	(1,259)	3/2019	USD	(157,702,340)	5,854,992
S&P Midcap 400 E-Mini Index	(357)	3/2019	USD	(59,340,540)	2,779,196

					13,536,579

At December 31, 2018, the Fund had $21,714,935 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,231,796,081)	$1,084,376,862
Cash	61,209,745
Deposits with broker for futures contracts	21,714,935
Interest receivable	98,104
Receivable for investments sold	97,854
Receivable for capital shares issued	89
Reimbursement from investment adviser (Note 3)	189,487
Prepaid expenses	1,911

Total Assets	1,167,688,987

Liabilities:
Payable for capital shares redeemed	103,094
Payable for variation margin on futures contracts	1,571,247
Accrued expenses and other payables:
Investment advisory fees	218,335
Fund administration fees	39,503
Distribution fees	197,917
Administrative servicing fees	146,375
Accounting and transfer agent fees	210
Trustee fees	456
Custodian fees	8,063
Compliance program costs (Note 3)	1,211
Professional fees	12,795
Printing fees	7,150
Other	8,668

Total Liabilities	2,315,024

Net Assets	$1,165,373,963

Represented by:
Capital	$1,261,223,654
Total distributable earnings (loss)	(95,849,691)

Net Assets	$1,165,373,963

Net Assets:
Class I Shares	$3,337,442
Class II Shares	1,162,036,521

Total	$1,165,373,963

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	341,022
Class II Shares	118,917,960

Total	119,258,982

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.79
Class II Shares	$9.77

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$24,793,083
Interest income from unaffiliated issuers	1,033,230

Total Income	25,826,313

EXPENSES:
Investment advisory fees	2,733,500
Fund administration fees	314,022
Distribution fees Class II Shares	3,098,236
Administrative servicing fees Class I Shares	4,804
Administrative servicing fees Class II Shares	1,858,951
Professional fees	69,731
Printing fees	19,345
Trustee fees	37,071
Custodian fees	44,569
Accounting and transfer agent fees	818
Compliance program costs (Note 3)	5,040
Other	22,101

Total expenses before fees waived and expenses reimbursed	8,208,188

Distribution fees waived — Class II (Note 3)	(619,665)
Expenses reimbursed by adviser (Note 3)	(2,368,691)

Net Expenses	5,219,832

NET INVESTMENT INCOME	20,606,481

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	63,947,660
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	322,774
Expiration or closing of futures contracts (Note 2)	(13,875,258)

Net realized gains	50,395,176

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(167,467,900)
Futures contracts (Note 2)	8,255,210

Net change in unrealized appreciation/depreciation	(159,212,690)

Net realized/unrealized losses	(108,817,514)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(88,211,033)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$20,606,481	$16,912,755
Net realized gains	50,395,176	56,971,043
Net change in unrealized appreciation/depreciation	(159,212,690)	113,157,224

Change in net assets resulting from operations	(88,211,033)	187,041,022

Distributions to Shareholders From:
Distributable earnings:
Class I	(237,246)	(164,803	)(a)
Class II	(86,435,948)	(65,051,721	)(a)

Change in net assets from shareholder distributions	(86,673,194)	(65,216,524)

Change in net assets from capital transactions	84,026,622	81,837,600

Change in net assets	(90,857,605)	203,662,098

Net Assets:
Beginning of year	1,256,231,568	1,052,569,470

End of year	$1,165,373,963	$1,256,231,568	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$616,914	$796,784
Dividends reinvested	237,246	164,803
Cost of shares redeemed	(146,148)	(350,732)

Total Class I Shares	708,012	610,855

Class II Shares
Proceeds from shares issued	46,405,470	53,097,580
Dividends reinvested	86,435,948	65,051,721
Cost of shares redeemed	(49,522,808)	(36,922,556)

Total Class II Shares	83,318,610	81,226,745

Change in net assets from capital transactions	$84,026,622	$81,837,600

SHARE TRANSACTIONS:
Class I Shares
Issued	57,552	73,468
Reinvested	22,864	15,018
Redeemed	(13,440)	(31,899)

Total Class I Shares	66,976	56,587

12

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	4,246,415	4,872,880
Reinvested	8,323,161	5,947,907
Redeemed	(4,591,744)	(3,438,788)

Total Class II Shares	7,977,832	7,381,999

Total change in shares	8,044,808	7,438,586

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $52,432 and $19,115,971 for Class I and Class II, respectively and net realized gains of $112,371 and $45,935,750 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $4,598,339.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.31	0.22	(0.95)	(0.73)	(0.23)	(0.56)	(0.79)	$9.79	(6.79%	)	$3,337,442	0.22%	2.03%		0.41%	16.69%
Year Ended December 31, 2017	$10.15	0.19	1.61	1.80	(0.20)	(0.44)	(0.64)	$11.31	17.98%		$3,099,954	0.22%	1.73%		0.41%	13.79%
Year Ended December 31, 2016	$9.78	0.20	0.42	0.62	(0.25)	–	(0.25)	$10.15	6.40%		$2,208,157	0.22%	1.99%		0.41%	9.66%
Year Ended December 31, 2015	$10.39	0.25	(0.73)	(0.48)	(0.13)	–	(0.13)	$9.78	(4.62%	)	$1,797,132	0.22%	2.40%		0.41%	9.41%
Period Ended December 31, 2014 (h)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%		$652,993	0.22%	3.93%	(i)	0.42%	2.22%

Class II Shares
Year Ended December 31, 2018	$11.30	0.18	(0.94)	(0.76)	(0.21)	(0.56)	(0.77)	$9.77	(7.07%	)	$1,162,036,521	0.42%	1.66%		0.66%	16.69%
Year Ended December 31, 2017	$10.14	0.16	1.62	1.78	(0.18)	(0.44)	(0.62)	$11.30	17.79%		$1,253,131,614	0.42%	1.47%		0.66%	13.79%
Year Ended December 31, 2016	$9.77	0.16	0.45	0.61	(0.24)	–	(0.24)	$10.14	6.21%		$1,050,361,313	0.42%	1.65%		0.66%	9.66%
Year Ended December 31, 2015	$10.39	0.13	(0.64)	(0.51)	(0.11)	–	(0.11)	$9.77	(4.88%	)	$937,913,927	0.42%	1.21%		0.67%	9.41%
Year Ended December 31, 2014	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%		$757,377,899	0.42%	1.86%		0.67%	2.22%

Amounts designated as “ - ” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2018

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided

16

Notes to Financial Statements (Continued)

December 31, 2018

by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair

17

Notes to Financial Statements (Continued)

December 31, 2018

valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

18

Notes to Financial Statements (Continued)

December 31, 2018

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$13,536,579
Total		$13,536,579
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(13,875,258)
Total	$(13,875,258)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$8,255,210
Total	$8,255,210

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$129,297,257
Average Notional Balance Short	$97,821,350

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

19

Notes to Financial Statements (Continued)

December 31, 2018

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management,

20

Notes to Financial Statements (Continued)

December 31, 2018

LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.03%. During the year ended December 31, 2018, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $58,187.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$1,915,787	$2,179,174	$2,368,691	$6,463,652

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

21

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $314,022 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $5,040.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $619,665, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,863,755.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

22

Notes to Financial Statements (Continued)

December 31, 2018

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	3,492,658	35,375,530	6,770,621	2,612,049	122,145	(10,981,522)	28,674,725	878,507	3,078,896
NVIT Emerging Markets Fund, Class Y	3,749,498	—	51,810,625	1,710,774	(177,351)	(7,928,124)	41,994,376	408,642	—
NVIT Multi-Manager International Growth Fund, Class Y	8,884,817	76,177,662	33,182,279	3,948,551	(518,886)	(23,596,429)	81,296,075	1,028,029	7,283,242
NVIT Multi-Manager International Value Fund, Class Y	8,854,019	105,648,605	13,826,804	18,418,440	215,486	(20,789,423)	80,483,032	4,291,551	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14,399,130	138,814,636	75,309,746	17,443,789	805,505	(33,048,029)	164,438,069	840,902	25,973,254
NVIT Multi-Manager Large Cap Value Fund, Class Y	19,105,639	176,496,451	39,264,217	9,508,303	(1,557,432)	(40,959,609)	163,735,324	3,068,142	18,407,440
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	1,513,584	40,634,568	4,146,308	27,356,945	998,717	(3,756,015)	14,666,633	—	3,015,591
NVIT Multi-Manager Mid Cap Value Fund, Class Y	1,864,788	64,580,048	4,905,139	48,043,633	(1,446,723)	(4,852,751)	15,142,080	233,614	3,043,197
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	572,174	23,293,259	1,901,328	14,759,615	1,548,376	(2,599,698)	9,383,650	—	1,224,812
NVIT Multi-Manager Small Cap Value Fund, Class Y	880,526	40,564,611	3,057,827	30,438,041	806,237	(4,630,644)	9,359,990	95,040	1,921,228
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,835,394	17,288,010	1,784,625	817,594	(9,826)	(405,182)	17,840,033	515,287	—
Nationwide Bond Fund, Class R6	3,170,169	28,687,865	3,403,897	1,396,948	(49,849)	(813,677)	29,831,288	904,106	—
NVIT Core Bond Fund, Class Y	13,738,324	141,410,222	13,008,975	6,447,064	(142,511)	(4,951,053)	142,878,569	4,754,100	—
NVIT Core Plus Bond Fund, Class Y	16,380,764	176,119,566	16,148,998	7,628,017	(156,080)	(6,753,178)	177,731,290	5,080,218	—
NVIT Short Term Bond Fund, Class Y	10,554,958	105,166,597	7,852,229	4,579,498	(115,034)	(1,402,566)	106,921,728	2,694,945	—
Total		1,170,257,630	276,373,618	195,109,261	322,774	(167,467,900)	1,084,376,862	24,793,083	63,947,660

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

23

Notes to Financial Statements (Continued)

December 31, 2018

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $276,373,618 and sales of $195,109,261 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

24

Notes to Financial Statements (Continued)

December 31, 2018

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt

25

Notes to Financial Statements (Continued)

December 31, 2018

and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,131,814	$42,541,380	$86,673,194	$—	$86,673,194

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,168,403	$46,048,121	$65,216,524	$—	$65,216,524

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$15,765,745	$45,257,355	$61,023,100	$—	$(156,872,791)	$(95,849,691)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,254,786,232	$12,769,486	$(169,642,277)	$(156,872,791)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Managed Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Managed Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 11.68%.

The Fund designates $42,541,380, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $4,364,095 or $0.0366 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $557,076 or $0.0047 per outstanding share.

28

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

29

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

30

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

32

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.
Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

34

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

35

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

37

Annual Report

December 31, 2018

NVIT CardinalSM Moderate Fund

AR-CD-MOD 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Moderate Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Moderate Fund (Class II) registered -7.09% versus -4.76% for its benchmark, the Morningstar® Moderate Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 50% to 70% Equity (consisting of 373 funds as of December 31, 2018), was -5.54% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%

for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Three of the Fund’s 15 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to Fund performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to U.S. large-capitalization stocks and international equity stocks. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

3

Fund Commentary (cont.)	NVIT CardinalSM Moderate Fund

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation†

Equity Funds	57.3%
Fixed Income Funds	42.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	15.7%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	15.2%
NVIT Core Bond Fund, Class Y	12.7%
NVIT Short Term Bond Fund, Class Y	9.7%
NVIT Multi-Manager International Growth Fund, Class Y	7.8%
NVIT Multi-Manager International Value Fund, Class Y	7.6%
NVIT Emerging Markets Fund, Class Y	4.0%
Nationwide Bond Fund, Class R6	2.8%
Nationwide International Small Cap Fund, Class R6	2.7%
Other Holdings	6.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(7.07)%	3.25%	7.54%
Class II	(7.09)%	3.18%	7.46%
Morningstar® Moderate Target Risk Index	(4.76)%	4.08%	7.97%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.01%	0.91%
Class II	1.26%	1.00%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderate Fund versus performance of the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	934.40	1.37	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	935.10	1.80	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Moderate Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 57.3%
Nationwide International Small Cap Fund, Class R6 (a)	7,804,820	$64,077,569
NVIT Emerging Markets Fund, Class Y (a)	8,305,059	93,016,663
NVIT Multi-Manager International Growth Fund, Class Y (a)	20,049,518	183,453,091
NVIT Multi-Manager International Value Fund, Class Y (a)	19,502,675	177,279,318
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	31,201,287	356,318,694
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	41,472,116	355,416,036
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	3,437,722	33,311,526
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	4,277,645	34,734,478
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,350,124	22,142,039
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	2,097,781	22,299,408

Total Equity Funds (cost $1,525,780,472)		1,342,048,822

Fixed Income Funds 42.7%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	4,176,276	40,593,405
Nationwide Bond Fund, Class R6 (a)	7,003,564	65,903,533
NVIT Core Bond Fund, Class Y (a)	28,711,906	298,603,825
NVIT Core Plus Bond Fund, Class Y (a)	33,999,803	368,897,862
NVIT Short Term Bond Fund, Class Y (a)	22,412,748	227,041,138

Total Fixed Income Funds (cost $1,051,197,149)		1,001,039,763

Total Investment Companies (cost $2,576,977,621)		2,343,088,585

Total Investments (cost $2,576,977,621) — 100.0%		2,343,088,585

Liabilities in excess of other assets — 0.0%†		(825,743)

NET ASSETS — 100.0%		$2,342,262,842

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,576,977,621)	$2,343,088,585
Receivable for investments sold	888,042
Receivable for capital shares issued	1,952
Prepaid expenses	4,190

Total Assets	2,343,982,769

Liabilities:
Payable for capital shares redeemed	889,994
Accrued expenses and other payables:
Investment advisory fees	191,531
Fund administration fees	70,571
Distribution fees	178,632
Administrative servicing fees	306,108
Accounting and transfer agent fees	444
Trustee fees	1,106
Custodian fees	30,063
Compliance program costs (Note 3)	2,548
Professional fees	16,038
Printing fees	12,968
Other	19,924

Total Liabilities	1,719,927

Net Assets	$2,342,262,842

Represented by:
Capital	$2,362,442,736
Total distributable earnings (loss)	(20,179,894)

Net Assets	$2,342,262,842

Net Assets:
Class I Shares	$43,050,927
Class II Shares	2,299,211,915

Total	$2,342,262,842

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,497,350
Class II Shares	240,611,694

Total	245,109,044

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.57
Class II Shares	$9.56

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$54,029,910

Total Income	54,029,910

EXPENSES:
Investment advisory fees	5,140,451
Fund administration fees	625,703
Distribution fees Class II Shares	6,542,243
Administrative servicing fees Class I Shares	66,665
Administrative servicing fees Class II Shares	3,925,365
Professional fees	131,293
Printing fees	26,198
Trustee fees	79,506
Custodian fees	108,935
Accounting and transfer agent fees	1,720
Compliance program costs (Note 3)	10,701
Other	50,575

Total expenses before earnings credit and fees waived	16,709,355

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(4,187,082)
Investment advisory fees waived (Note 3)	(2,661,321)

Net Expenses	9,860,951

NET INVESTMENT INCOME	44,168,959

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	141,974,904
Net realized gains from transactions in investment securities of affiliated issuers	70,968,140

Net realized gains	212,943,044

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(436,942,257)

Net realized/unrealized losses	(223,999,213)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(179,830,254)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$44,168,959	$41,994,025
Net realized gains	212,943,044	134,521,199
Net change in unrealized appreciation/depreciation	(436,942,257)	186,947,842

Change in net assets resulting from operations	(179,830,254)	363,463,066

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,243,844)	(3,252,264	)(a)
Class II	(175,529,752)	(213,528,156	)(a)

Change in net assets from shareholder distributions	(178,773,596)	(216,780,420)

Change in net assets from capital transactions	(123,994,095)	(59,546,826)

Change in net assets	(482,597,945)	87,135,820

Net Assets:
Beginning of year	2,824,860,787	2,737,724,967

End of year	$2,342,262,842	$2,824,860,787	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,289,726	$6,779,449
Dividends reinvested	3,243,844	3,252,264
Cost of shares redeemed	(4,514,162)	(4,218,810)

Total Class I Shares	6,019,408	5,812,903

Class II Shares
Proceeds from shares issued	5,385,266	5,848,376
Dividends reinvested	175,529,752	213,528,156
Cost of shares redeemed	(310,928,521)	(284,736,261)

Total Class II Shares	(130,013,503)	(65,359,729)

Change in net assets from capital transactions	$(123,994,095)	$(59,546,826)

SHARE TRANSACTIONS:
Class I Shares
Issued	659,220	614,688
Reinvested	314,643	300,749
Redeemed	(413,871)	(383,111)

Total Class I Shares	559,992	532,326

Class II Shares
Issued	498,284	536,694
Reinvested	17,040,674	19,789,366
Redeemed	(28,740,367)	(25,900,301)

Total Class II Shares	(11,201,409)	(5,574,241)

Total change in shares	(10,641,417)	(5,041,915)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $783,781 and $47,881,758 for Class I and Class II, respectively and net realized gains of $2,468,483 and $165,646,398 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $11,348,522.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.07	0.21	(0.95)	(0.74)	(0.23)	(0.53)	(0.76)	$9.57	(7.07%	)	$43,050,927	0.28%	1.92%	0.38%	18.42%
Year Ended December 31, 2017	$10.52	0.19	1.25	1.44	(0.20)	(0.69)	(0.89)	$11.07	14.05%		$43,569,268	0.28%	1.71%	0.38%	14.62%
Year Ended December 31, 2016	$10.87	0.21	0.51	0.72	(0.30)	(0.77)	(1.07)	$10.52	6.82%		$35,809,058	0.28%	1.93%	0.35%	9.38%
Year Ended December 31, 2015	$12.03	0.15	(0.27)	(0.12)	(0.35)	(0.69)	(1.04)	$10.87	(0.98%	)	$32,950,305	0.28%	1.25%	0.28%	14.69%
Year Ended December 31, 2014	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%		$33,626,104	0.28%	1.59%	0.28%	6.14%

Class II Shares
Year Ended December 31, 2018	$11.05	0.18	(0.92)	(0.74)	(0.22)	(0.53)	(0.75)	$9.56	(7.09%	)	$2,299,211,915	0.37%	1.66%	0.63%	18.42%
Year Ended December 31, 2017	$10.50	0.17	1.26	1.43	(0.19)	(0.69)	(0.88)	$11.05	13.97%		$2,781,291,519	0.37%	1.51%	0.63%	14.62%
Year Ended December 31, 2016	$10.85	0.19	0.52	0.71	(0.29)	(0.77)	(1.06)	$10.50	6.74%		$2,701,915,909	0.37%	1.75%	0.60%	9.38%
Year Ended December 31, 2015	$12.01	0.14	(0.27)	(0.13)	(0.34)	(0.69)	(1.03)	$10.85	(1.07%	)	$2,756,006,779	0.37%	1.15%	0.53%	14.69%
Year Ended December 31, 2014	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%		$2,953,429,683	0.37%	1.43%	0.53%	6.14%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

14

Notes to Financial Statements (Continued)

December 31, 2018

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31,2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on

15

Notes to Financial Statements (Continued)

December 31, 2018

quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the

16

Notes to Financial Statements (Continued)

December 31, 2018

securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $2,661,321, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

18

Notes to Financial Statements (Continued)

December 31, 2018

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $625,703 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $10,701.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $4,187,082, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

19

Notes to Financial Statements (Continued)

December 31, 2018

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $3,992,030.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	7,804,820	86,546,698	8,844,492	7,258,655	1,050,547	(25,105,513)	64,077,569	1,962,873	6,881,619
NVIT Emerging Markets Fund, Class Y	8,305,059	—	110,927,253	—	—	(17,910,590)	93,016,663	902,729	—
NVIT Multi-Manager International Growth Fund, Class Y	20,049,518	184,619,696	59,574,980	6,683,338	1,427,081	(55,485,328)	183,453,091	2,297,797	16,279,133
NVIT Multi-Manager International Value Fund, Class Y	19,502,675	256,103,877	10,578,404	44,330,814	9,656,988	(54,729,137)	177,279,318	9,432,431	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	31,201,287	337,676,035	163,567,174	77,824,965	26,751,431	(93,850,981)	356,318,694	1,830,737	56,805,520
NVIT Multi-Manager Large Cap Value Fund, Class Y	41,472,116	423,966,720	72,907,671	49,494,678	9,229,178	(101,192,855)	355,416,036	6,694,232	40,560,804
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	3,437,722	99,986,131	6,975,576	67,734,573	6,967,777	(12,883,385)	33,311,526	—	6,975,576
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4,277,645	156,518,638	7,525,767	114,747,640	4,116,844	(18,679,131)	34,734,478	538,252	6,987,515
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	1,350,124	57,720,443	2,950,021	35,951,325	5,019,803	(7,596,903)	22,142,039	—	2,950,021
NVIT Multi-Manager Small Cap Value Fund, Class Y	2,097,781	99,941,644	4,762,227	73,246,451	9,741,626	(18,899,638)	22,299,408	227,511	4,534,716
DoubleLine NVIT Total Return Tactical Fund, Class Y	4,176,276	42,128,870	1,539,003	2,095,715	(26,286)	(952,467)	40,593,405	1,177,632	—

20

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Bond Fund, Class R6	7,003,564	70,491,394	2,716,763	5,170,670	(163,700)	(1,970,254)	65,903,533	2,111,256	—
NVIT Core Bond Fund, Class Y	28,711,906	336,738,062	13,185,446	39,766,192	(1,055,579)	(10,497,912)	298,603,825	10,189,697	—
NVIT Core Plus Bond Fund, Class Y	33,999,803	421,437,291	15,668,384	52,501,994	(1,037,475)	(14,668,344)	368,897,862	10,865,450	—
NVIT Short Term Bond Fund, Class Y	22,412,748	251,878,130	7,971,336	29,578,416	(710,093)	(2,519,819)	227,041,138	5,799,313	—
Total		2,825,753,629	489,694,497	606,385,426	70,968,142	(436,942,257)	2,343,088,585	54,029,910	141,974,904

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

21

Notes to Financial Statements (Continued)

December 31, 2018

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $489,694,497 and sales of $606,385,426 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash

22

Notes to Financial Statements (Continued)

December 31, 2018

equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,829,781	$122,943,815	$178,773,596	$—	$178,773,596

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,665,539	$168,114,881	$216,780,420	$—	$216,780,420

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$35,251,299	$180,274,256	$215,525,555	$—	$(235,705,449)	$(20,179,894)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,578,794,034	$13,973,135	$(249,678,584)	$(235,705,449)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.97%.

The Fund designates $122,943,815, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $9,825,758 or $0.0401 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $1,234,772 or $0.0050 per outstanding share.

26

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

27

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

28

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

30

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

32

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

33

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

35

Annual Report

December 31, 2018

NVIT CardinalSM Moderately Aggressive Fund

AR-CD-MAG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Moderately Aggressive Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Moderately Aggressive Fund (Class II) registered -9.50% versus -6.74% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index*, and -5.24% for its former benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 70% to 85% Equity (consisting of 133 funds as of December 31, 2018), was -7.84% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35%

for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

The leading contributor to Fund performance during the reporting period was the allocation to the underlying Nationwide Bond Fund (Class R6), which returned 0.05%. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which returned -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to U.S. large-capitalization stocks. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*The Fund changed its benchmark on April 30, 2018, from the Russell 3000 Index to the Morningstar Moderately Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund,

3

Fund Commentary (cont.)	NVIT CardinalSM Moderately Aggressive Fund

each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.3%
Fixed Income Funds	20.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Growth Fund, Class Y	21.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	21.0%
NVIT Multi-Manager International Growth Fund, Class Y	11.2%
NVIT Multi-Manager International Value Fund, Class Y	11.0%
NVIT Core Plus Bond Fund, Class Y	10.2%
NVIT Core Bond Fund, Class Y	8.2%
Nationwide International Small Cap Fund, Class R6	4.8%
NVIT Emerging Markets Fund, Class Y	4.2%
Nationwide Bond Fund, Class R6	2.3%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	1.5%
Other Holdings	4.4%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(9.39)%	3.53%	8.81%
Class II	(9.50)%	3.43%	8.71%
Morningstar® Moderately Aggressive Target Risk Index	(6.74)%	4.60%	9.48%
Russell 3000® Index	(5.24)%	7.91%	13.18%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.09%	0.99%
Class II	1.34%	1.08%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Aggressive Fund versus performance of the Morningstar® Moderately Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	908.90	1.44	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	907.70	1.88	0.39
	Hypothetical	(c)(d)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Moderately Aggressive Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 79.3%
Nationwide International Small Cap Fund, Class R6 (a)	2,119,725	$17,402,944
NVIT Emerging Markets Fund, Class Y (a)	1,369,949	15,343,431
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,465,251	40,857,043
NVIT Multi-Manager International Value Fund, Class Y (a)	4,377,377	39,790,359
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,750,556	77,091,352
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,883,803	76,134,188
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	558,071	5,407,706
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	686,165	5,571,658
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	319,805	5,244,806
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	500,011	5,315,113

Total Equity Funds (cost $332,312,332)		288,158,600

Fixed Income Funds 20.7%
Nationwide Bond Fund, Class R6 (a)	868,061	8,168,456
NVIT Core Bond Fund, Class Y (a)	2,880,132	29,953,376
NVIT Core Plus Bond Fund, Class Y (a)	3,428,344	37,197,536

Total Fixed Income Funds (cost $79,044,315)		75,319,368

Total Investment Companies (cost $411,356,647)		363,477,968

Total Investments (cost $411,356,647) — 100.0%		363,477,968

Liabilities in excess of other assets — 0.0%†		(152,661)

NET ASSETS — 100.0%		$363,325,307

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $411,356,647)	$363,477,968
Receivable for investments sold	148,473
Receivable for capital shares issued	28,459
Reimbursement from investment adviser (Note 3)	2,669
Prepaid expenses	682

Total Assets	363,658,251

Liabilities:
Payable for capital shares redeemed	176,931
Accrued expenses and other payables:
Investment advisory fees	31,715
Fund administration fees	19,806
Distribution fees	23,726
Administrative servicing fees	47,918
Accounting and transfer agent fees	134
Trustee fees	197
Custodian fees	4,499
Compliance program costs (Note 3)	407
Professional fees	10,879
Printing fees	8,328
Other	8,404

Total Liabilities	332,944

Net Assets	$363,325,307

Represented by:
Capital	$365,690,318
Total distributable earnings (loss)	(2,365,011)

Net Assets	$363,325,307

Net Assets:
Class I Shares	$61,663,748
Class II Shares	301,661,559

Total	$363,325,307

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,521,686
Class II Shares	36,833,048

Total	44,354,734

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.20
Class II Shares	$8.19

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$7,741,986

Total Income	7,741,986

EXPENSES:
Investment advisory fees	858,846
Fund administration fees	135,105
Distribution fees Class II Shares	905,194
Administrative servicing fees Class I Shares	101,012
Administrative servicing fees Class II Shares	543,119
Professional fees	33,543
Printing fees	16,250
Trustee fees	12,841
Custodian fees	17,431
Accounting and transfer agent fees	499
Compliance program costs (Note 3)	1,730
Other	10,666

Total expenses before fees waived, and expenses reimbursed	2,636,236

Distribution fees waived — Class II (Note 3)	(579,331)
Investment advisory fees waived (Note 3)	(429,415)
Expenses reimbursed by adviser (Note 3)	(11,245)

Net Expenses	1,616,245

NET INVESTMENT INCOME	6,125,741

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	30,674,713
Net realized gains from transactions in investment securities of affiliated issuers	15,076,269

Net realized gains	45,750,982

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(90,340,225)

Net realized/unrealized losses	(44,589,243)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,463,502)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$6,125,741	$5,547,128
Net realized gains	45,750,982	26,418,737
Net change in unrealized appreciation/depreciation	(90,340,225)	41,315,280

Change in net assets resulting from operations	(38,463,502)	73,281,145

Distributions to Shareholders From:
Distributable earnings:
Class I	(5,332,577)	(5,763,668	)(a)
Class II	(27,145,440)	(34,966,903	)(a)

Change in net assets from shareholder distributions	(32,478,017)	(40,730,571)

Change in net assets from capital transactions	(21,050,216)	(4,663,075)

Change in net assets	(91,991,735)	27,887,499

Net Assets:
Beginning of year	455,317,042	427,429,543

End of year	$363,325,307	$455,317,042	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,135,755	$7,984,810
Dividends reinvested	5,332,577	5,763,668
Cost of shares redeemed	(5,936,588)	(5,283,867)

Total Class I Shares	6,531,744	8,464,611

Class II Shares
Proceeds from shares issued	4,246,954	9,288,488
Dividends reinvested	27,145,440	34,966,903
Cost of shares redeemed	(58,974,354)	(57,383,077)

Total Class II Shares	(27,581,960)	(13,127,686)

Change in net assets from capital transactions	$(21,050,216)	$(4,663,075)

SHARE TRANSACTIONS:
Class I Shares
Issued	745,364	822,409
Reinvested	585,548	609,726
Redeemed	(619,696)	(541,923)

Total Class I Shares	711,216	890,212

Class II Shares
Issued	431,255	959,407
Reinvested	2,978,649	3,708,361
Redeemed	(6,175,519)	(5,909,988)

Total Class II Shares	(2,765,615)	(1,242,220)

Total change in shares	(2,054,399)	(352,008)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $1,001,219 and $5,556,445 for Class I and Class II, respectively and net realized gains of $4,762,449 and $29,410,458 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,816,293.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)(h)
Class I Shares
Year Ended December 31, 2018	$9.82	0.15	(1.01)	(0.86)	(0.20)	(0.56)	(0.76)	$8.20	(9.39%	)	$61,663,748	0.30%	1.61%	0.40%	25.03%
Year Ended December 31, 2017	$9.15	0.14	1.47	1.61	(0.15)	(0.79)	(0.94)	$9.82	18.16%		$66,883,089	0.30%	1.43%	0.40%	16.62%
Year Ended December 31, 2016	$9.53	0.17	0.52	0.69	(0.25)	(0.82)	(1.07)	$9.15	7.69%		$54,164,767	0.30%	1.77%	0.37%	11.44%
Year Ended December 31, 2015	$11.12	0.11	(0.28)	(0.17)	(0.34)	(1.08)	(1.42)	$9.53	(1.43%	)	$46,956,263	0.30%	0.99%	0.30%	14.83%
Year Ended December 31, 2014	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%		$47,662,660	0.30%	1.52%	0.30%	16.21%

Class II Shares
Year Ended December 31, 2018	$9.81	0.13	(1.00)	(0.87)	(0.19)	(0.56)	(0.75)	$8.19	(9.50%	)	$301,661,559	0.39%	1.39%	0.65%	25.03%
Year Ended December 31, 2017	$9.14	0.12	1.48	1.60	(0.14)	(0.79)	(0.93)	$9.81	18.07%		$388,433,953	0.39%	1.23%	0.65%	16.62%
Year Ended December 31, 2016	$9.52	0.15	0.53	0.68	(0.24)	(0.82)	(1.06)	$9.14	7.59%		$373,264,776	0.39%	1.55%	0.62%	11.44%
Year Ended December 31, 2015	$11.11	0.10	(0.28)	(0.18)	(0.33)	(1.08)	(1.41)	$9.52	(1.51%	)	$391,184,141	0.39%	0.91%	0.55%	14.83%
Year Ended December 31, 2014	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%		$410,951,999	0.39%	1.37%	0.55%	16.21%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

14

Notes to Financial Statements (Continued)

December 31, 2018

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided

15

Notes to Financial Statements (Continued)

December 31, 2018

by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

16

Notes to Financial Statements (Continued)

December 31, 2018

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-US securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

17

Notes to Financial Statements (Continued)

December 31, 2018

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $429,415, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

18

Notes to Financial Statements (Continued)

December 31, 2018

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$4,578	$N/A	$11,245	$15,823

N/A — Not Applicable

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $135,105 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,730.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of

19

Notes to Financial Statements (Continued)

December 31, 2018

the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $579,331, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $644,131.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	2,119,725	23,323,632	2,446,398	1,829,696	265,141	(6,802,531)	17,402,944	533,100	1,868,991
NVIT Emerging Markets Fund, Class Y	1,369,949	—	18,281,190	—	—	(2,937,759)	15,343,431	148,526	—
NVIT Multi-Manager International Growth Fund, Class Y	4,465,251	45,636,361	9,282,448	1,900,687	355,276	(12,516,355)	40,857,043	514,852	3,647,555
NVIT Multi-Manager International Value Fund, Class Y	4,377,377	53,037,489	2,619,271	5,630,016	1,421,473	(11,657,858)	39,790,359	2,117,110	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	6,750,556	70,201,733	38,608,601	17,036,085	5,750,626	(20,433,523)	77,091,352	396,089	12,337,070
NVIT Multi-Manager Large Cap Value Fund, Class Y	8,883,803	82,082,242	25,324,931	11,459,256	2,066,423	(21,880,152)	76,134,188	1,434,523	8,773,087
NVIT Multi-Manager Mid Cap Growth Fund, Class Y**	558,071	25,276,146	1,136,855	20,495,691	2,380,206	(2,889,810)	5,407,706	—	1,136,855
NVIT Multi-Manager Mid Cap Value Fund, Class Y	686,165	32,266,254	1,258,123	25,474,280	810,211	(3,288,650)	5,571,658	86,448	1,134,923
NVIT Multi-Manager Small Cap Growth Fund, Class Y**	319,805	13,970,747	695,372	8,845,147	892,724	(1,468,890)	5,244,806	—	695,372
NVIT Multi-Manager Small Cap Value Fund, Class Y	500,011	20,749,861	1,135,088	14,387,469	2,206,634	(4,389,001)	5,315,113	54,228	1,080,860

20

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Bond Fund, Class R6	868,061	8,762,734	599,120	924,477	(48,769)	(220,152)	8,168,456	269,209	—
NVIT Core Bond Fund, Class Y	2,880,132	35,553,341	2,412,752	6,801,959	(397,365)	(813,393)	29,953,376	1,057,102	—
NVIT Core Plus Bond Fund, Class Y	3,428,344	44,623,867	3,441,946	9,199,815	(626,311)	(1,042,151)	37,197,536	1,130,799	—
Total		455,484,407	107,242,095	123,984,578	15,076,269	(90,340,225)	363,477,968	7,741,986	30,674,713

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

21

Notes to Financial Statements (Continued)

December 31, 2018

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $107,242,095 and sales of $123,984,578 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified

22

Notes to Financial Statements (Continued)

December 31, 2018

disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,205,353	$23,272,664	$32,478,017	$—	$32,478,017

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,557,664	$34,172,907	$40,730,571	$—	$40,730,571

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,850,417	$38,331,479	$46,181,896	$—	$(48,546,907)	$(2,365,011)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$412,024,875	$2,196,839	$(50,743,746)	$(48,546,907)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderately Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.12%.

The Fund designates $23,272,664, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $2,234,831 or $0.0504 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $268,415 or $0.0061 per outstanding share.

26

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

27

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

28

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

30

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

32

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

33

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

35

Annual Report

December 31, 2018

NVIT CardinalSM Moderately Conservative Fund

AR-CD-MCON 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT CardinalSM Moderately Conservative Fund

For the annual period ended December 31, 2018, the NVIT Cardinal Moderately Conservative Fund (Class II) registered -4.76% versus -2.87% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index*, and 0.01% for its former benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Allocation — 30% to 50% Equity (consisting of 170 funds as of December 31, 2018), was -4.37% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended December 31, 2018, was the product of a challenging environment across most asset classes and underlying investments. Throughout the reporting period, the market environment exhibited periods of increased volatility, dispersion of poor returns across and within asset classes, and geopolitical tensions.

During the reporting period, U.S. stocks posted negative results, with large-capitalization stocks falling the least as the S&P 500® Index registered -4.38% over the reporting period. U.S. mid-capitalization stocks, represented by the S&P MidCap 400® Index, registered -11.08%, and U.S. small-capitalization stocks also posted negative results during the reporting period, with the Russell 2000® Index registering -11.01%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus fared worse than the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -13.79%, and the MSCI Emerging Markets® Index was down even more during the reporting period, registering -14.58%.

U.S. and non-U.S. bonds also faced headwinds during the reporting period amid a flattening yield curve in the U.S. and credit spreads widening across the globe. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% as the Federal Reserve began increasing interest rates during the reporting period.

Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index registered -3.35% for the reporting period, as strong economic fundamentals and investor demand for yield began to give way to investors’ uncertainty about credit markets during the fourth quarter of 2018. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.26% for the reporting period.

Three of the Fund’s 13 underlying investments posted a positive return during the reporting period. The leading contributor to Fund performance during the reporting period was the allocation to the underlying NVIT Short Term Bond Fund (Class Y), which returned 1.10%. The two other contributors to Fund performance during the reporting period were allocations to the underlying DoubleLine NVIT Total Return Tactical Fund (Class Y) and the Nationwide Bond Fund (Class R6), which posted a return of 0.52% and 0.05%, respectively. The largest detractors from Fund performance for the reporting period were allocations to the underlying NVIT Multi-Manager Large Cap Value Fund (Class Y) and the underlying NVIT Multi-Manager International Value Fund (Class Y), which registered -11.50% and -17.13%, respectively.

During the reporting period, the Fund reduced exposure to U.S. small-capitalization stocks and U.S. mid-capitalization stocks, while increasing exposure to U.S. large-capitalization stocks and international equity stocks. The allocations between value and growth strategies also were changed to be more balanced across asset classes, shifting away from a tilt toward value.

From an underlying fund standpoint, a new allocation to the NVIT Emerging Markets Fund (Class Y) was made in May 2018 to gain exposure to emerging markets and to diversify the international equity exposure within the Fund, which also detracted from performance.

The Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

3

Fund Commentary (cont.)	NVIT CardinalSM Moderately Conservative Fund

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

*The Fund changed its benchmark on April 30, 2018, from the Bloomberg Barclays U.S. Aggregate Bond Index to the Morningstar Moderately Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	62.8%
Equity Funds	37.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	19.7%
NVIT Core Plus Bond Fund, Class Y	18.7%
NVIT Core Bond Fund, Class Y	15.7%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	10.7%
NVIT Multi-Manager Large Cap Value Fund, Class Y	10.6%
NVIT Multi-Manager International Growth Fund, Class Y	5.8%
NVIT Multi-Manager International Value Fund, Class Y	5.5%
Nationwide Bond Fund, Class R6	4.3%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.2%
Nationwide Inflation-Protected Securities Fund, Class R6	2.2%
Other Holdings	4.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	NVIT CardinalSM Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(4.68)%	2.81%	6.09%
Class II	(4.76)%	2.70%	5.99%
Morningstar® Moderately Conservative Target Risk Index	(2.87)%	3.46%	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.85%
Class II	1.20%	0.94%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT CardinalSM Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Conservative Fund versus performance of the Morningstar® Moderately Conservative Target Risk Index (current benchmark), the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index (former index), and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)(b)
Class I Shares	Actual	(c)	1,000.00	961.20	1.48	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	959.40	1.93	0.39
	Hypothetical	(c)(d)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT CardinalSM Moderately Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 37.2%
Nationwide International Small Cap Fund, Class R6 (a)	1,163,138	$9,549,363
NVIT Emerging Markets Fund, Class Y (a)	912,955	10,225,096
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,540,364	41,544,331
NVIT Multi-Manager International Value Fund, Class Y (a)	4,408,428	40,072,607
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,739,466	76,964,707
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,946,031	76,667,484
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	344,748	3,340,611
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	431,012	3,499,820
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	197,560	3,239,980
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	312,773	3,324,776

Total Equity Funds (cost $312,254,591)		268,428,775

Fixed Income Funds 62.8%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,656,095	16,097,243
Nationwide Bond Fund, Class R6 (a)	3,335,020	31,382,541
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,684,973	15,956,692
NVIT Core Bond Fund, Class Y (a)	10,896,649	113,325,146
NVIT Core Plus Bond Fund, Class Y (a)	12,441,907	134,994,693
NVIT Short Term Bond Fund, Class Y (a)	14,025,427	142,077,574

Total Fixed Income Funds (cost $476,039,830)		453,833,889

Total Investment Companies (cost $788,294,421)		722,262,664

Total Investments (cost $788,294,421) — 100.0%		722,262,664

Liabilities in excess of other assets — 0.0%†		(280,254)

NET ASSETS — 100.0%		$721,982,410

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2018

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $788,294,421)	$722,262,664
Receivable for investments sold	432,487
Receivable for capital shares issued	9,863
Prepaid expenses	1,251

Total Assets	722,706,265

Liabilities:
Payable for capital shares redeemed	442,350
Accrued expenses and other payables:
Investment advisory fees	62,078
Fund administration fees	28,540
Distribution fees	55,325
Administrative servicing fees	94,013
Accounting and transfer agent fees	186
Trustee fees	306
Custodian fees	9,408
Compliance program costs (Note 3)	771
Professional fees	11,614
Printing fees	8,632
Other	10,632

Total Liabilities	723,855

Net Assets	$721,982,410

Represented by:
Capital	$745,637,299
Total distributable earnings (loss)	(23,654,889)

Net Assets	$721,982,410

Net Assets:
Class I Shares	$6,378,048
Class II Shares	715,604,362

Total	$721,982,410

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	656,440
Class II Shares	73,679,161

Total	74,335,601

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.72
Class II Shares	$9.71

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2018

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$18,195,502

Total Income	18,195,502

EXPENSES:
Investment advisory fees	1,596,891
Fund administration fees	215,786
Distribution fees Class II Shares	1,977,466
Administrative servicing fees Class I Shares	11,176
Administrative servicing fees Class II Shares	1,186,485
Professional fees	49,378
Printing fees	18,049
Trustee fees	23,857
Custodian fees	32,852
Accounting and transfer agent fees	699
Compliance program costs (Note 3)	3,207
Other	17,841

Total expenses before fees waived	5,133,687

Distribution fees waived — Class II (Note 3)	(1,265,592)
Investment advisory fees waived (Note 3)	(798,431)

Net Expenses	3,069,664

NET INVESTMENT INCOME	15,125,838

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	28,163,100
Net realized gains from transactions in investment securities of affiliated issuers	14,321,656

Net realized gains	42,484,756

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(94,463,782)

Net realized/unrealized losses	(51,979,026)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,853,188)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$15,125,838	$14,315,475
Net realized gains	42,484,756	33,817,241
Net change in unrealized appreciation/depreciation	(94,463,782)	31,658,517

Change in net assets resulting from operations	(36,853,188)	79,791,233

Distributions to Shareholders From:
Distributable earnings:
Class I	(456,177)	(512,259	)(a)
Class II	(48,651,126)	(49,668,586	)(a)

Change in net assets from shareholder distributions	(49,107,303)	(50,180,845)

Change in net assets from capital transactions	(34,666,852)	(28,800,209)

Change in net assets	(120,627,343)	810,179

Net Assets:
Beginning of year	842,609,753	841,799,574

End of year	$721,982,410	$842,609,753	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,545,877	$3,308,513
Dividends reinvested	456,177	512,259
Cost of shares redeemed	(3,235,365)	(3,544,306)

Total Class I Shares	(1,233,311)	276,466

Class II Shares
Proceeds from shares issued	6,931,980	9,451,996
Dividends reinvested	48,651,126	49,668,586
Cost of shares redeemed	(89,016,647)	(88,197,257)

Total Class II Shares	(33,433,541)	(29,076,675)

Change in net assets from capital transactions	$(34,666,852)	$(28,800,209)

12

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Conservative Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	144,426	304,189
Reinvested	44,623	47,508
Redeemed	(304,235)	(324,837)

Total Class I Shares	(115,186)	26,860

Class II Shares
Issued	644,579	868,423
Reinvested	4,766,306	4,610,937
Redeemed	(8,381,440)	(8,098,105)

Total Class II Shares	(2,970,555)	(2,618,745)

Total change in shares	(3,085,741)	(2,591,885)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 9). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income of $166,147 and $15,755,826 for Class I and Class II, respectively and net realized gains of $346,112 and $33,912,760 for Class I and Class II, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 9). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,520,034.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)(g)	Portfolio Turnover (b)(h)
Class I Shares
Year Ended December 31, 2018	$10.89	0.22	(0.71)	(0.49)	(0.24)	(0.44)	(0.68)	$9.72	(4.68%	)	$6,378,048	0.30%	2.04%	0.40%	15.44%
Year Ended December 31, 2017	$10.52	0.19	0.86	1.05	(0.22)	(0.46)	(0.68)	$10.89	10.08%		$8,400,344	0.29%	1.76%	0.39%	13.62%
Year Ended December 31, 2016	$10.62	0.22	0.41	0.63	(0.29)	(0.44)	(0.73)	$10.52	5.99%		$7,837,467	0.29%	2.04%	0.36%	11.84%
Year Ended December 31, 2015	$11.46	0.17	(0.27)	(0.10)	(0.29)	(0.45)	(0.74)	$10.62	(0.88%	)	$8,393,854	0.29%	1.53%	0.29%	12.86%
Year Ended December 31, 2014	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%	0.29%	8.83%

Class II Shares
Year Ended December 31, 2018	$10.88	0.20	(0.69)	(0.49)	(0.24)	(0.44)	(0.68)	$9.71	(4.76%	)	$715,604,362	0.39%	1.89%	0.65%	15.44%
Year Ended December 31, 2017	$10.52	0.18	0.85	1.03	(0.21)	(0.46)	(0.67)	$10.88	9.88%		$834,209,409	0.38%	1.69%	0.64%	13.62%
Year Ended December 31, 2016	$10.61	0.20	0.43	0.63	(0.28)	(0.44)	(0.72)	$10.52	6.00%		$833,962,107	0.38%	1.86%	0.61%	11.84%
Year Ended December 31, 2015	$11.46	0.15	(0.27)	(0.12)	(0.28)	(0.45)	(0.73)	$10.61	(1.06%	)	$836,429,109	0.38%	1.35%	0.54%	12.86%
Year Ended December 31, 2014	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%	0.54%	8.83%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Expense ratios include expenses reimbursed to the Advisor.
(g)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

15

Notes to Financial Statements (Continued)

December 31, 2018

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2018, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided

16

Notes to Financial Statements (Continued)

December 31, 2018

by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair

17

Notes to Financial Statements (Continued)

December 31, 2018

valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $798,431 , for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

19

Notes to Financial Statements (Continued)

December 31, 2018

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $215,786 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $3,207.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2019. During the year ended December 31, 2018, the waiver of such distribution fees by NFD amounted to $1,265,592 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

20

Notes to Financial Statements (Continued)

December 31, 2018

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,197,661.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2018 were as follows:

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,163,138	17,113,797	1,318,078	5,402,221	830,973	(4,311,264)	9,549,363	292,523	1,025,554
NVIT Emerging Markets Fund, Class Y	912,955	—	12,220,464	—	—	(1,995,368)	10,225,096	99,629	—
NVIT Multi-Manager International Growth Fund, Class Y	4,540,364	25,555,984	29,129,395	1,089,592	210,905	(12,262,361)	41,544,331	513,655	3,639,074
NVIT Multi-Manager International Value Fund, Class Y	4,408,428	50,843,713	2,894,494	3,376,498	768,813	(11,057,915)	40,072,607	2,126,656	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	6,739,466	62,977,130	45,102,856	16,247,782	4,638,571	(19,506,068)	76,964,707	394,834	12,228,713
NVIT Multi-Manager Large Cap Value Fund, Class Y	8,946,031	96,695,177	11,015,575	11,232,987	2,393,691	(22,203,972)	76,667,484	1,443,786	8,712,013
NVIT Multi-Manager Mid Cap Growth Fund, Class Y **	344,748	21,162,929	723,889	18,498,154	2,452,069	(2,500,122)	3,340,611	—	723,890
NVIT Multi-Manager Mid Cap Value Fund, Class Y	431,012	37,956,435	766,803	33,375,135	1,435,941	(3,284,224)	3,499,820	54,299	712,504
NVIT Multi-Manager Small Cap Growth Fund, Class Y **	197,560	8,563,729	443,966	5,411,645	909,605	(1,265,675)	3,239,980	—	443,967
NVIT Multi-Manager Small Cap Value Fund, Class Y	312,773	16,882,923	711,309	12,909,308	1,774,339	(3,134,487)	3,324,776	33,923	677,385
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,656,095	16,854,490	560,292	927,859	(11,712)	(377,968)	16,097,243	466,988	—
Nationwide Bond Fund, Class R6	3,335,020	33,687,421	1,191,217	2,479,340	(127,540)	(889,217)	31,382,541	1,003,069	—

21

Notes to Financial Statements (Continued)

December 31, 2018

Security Description	Shares/ Principal at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Inflation-Protected Securities Fund, Class R6	1,684,973	16,910,992	445,946	827,307	19,068	(592,007)	15,956,692	319,105	—
NVIT Core Bond Fund, Class Y	10,896,649	126,198,469	5,047,146	13,574,408	(127,929)	(4,218,132)	113,325,146	3,845,022	—
NVIT Core Plus Bond Fund, Class Y	12,441,907	151,580,491	6,020,749	16,938,032	(302,949)	(5,365,566)	134,994,693	3,947,662	—
NVIT Short Term Bond Fund, Class Y	14,025,427	159,916,517	5,645,540	21,442,858	(542,189)	(1,499,436)	142,077,574	3,654,351	—
Total		842,900,197	123,237,719	163,733,126	14,321,656	(94,463,782)	722,262,664	18,195,502	28,163,100

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
**	Denotes a non-income producing security.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

22

Notes to Financial Statements (Continued)

December 31, 2018

6.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $123,237,719 and sales of $163,733,126 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure

23

Notes to Financial Statements (Continued)

December 31, 2018

requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,886,443	$31,220,860	$49,107,303	$—	$49,107,303

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,921,973	$34,258,872	$50,180,845	$—	$50,180,845

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,130,794	$36,199,744	$43,330,538	$—	$(66,985,427)	$(23,654,889)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$789,248,091	$1,408,437	$(68,393,864)	$(66,985,427)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderately Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 12.37%.

The Fund designates $31,220,860, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $1,991,427 or $0.0268 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $235,369 or $0.0032 per outstanding share.

27

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

28

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

29

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

31

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

33

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

34

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

36

Annual Report

December 31, 2018

NVIT Core Plus Bond Fund

AR-CPB 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Core Plus Bond Fund

For the annual period ended December 31, 2018, the NVIT Core Plus Bond Fund (Class Y) registered -1.05% versus 0.01% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Intermediate-Term Bond (consisting of 232 funds as of December 31, 2018), was -0.57% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. Treasury yields experienced significant fluctuations during the 12 months ended December 31, 2018, as the 10-year yield reached a low of 2.44% and a high of 3.24% throughout the year, ending at a level of 2.68%. The Treasury yield curve flattened and even inverted in spots along the curve in 2018 as the 2-year Treasury yield increased by a greater rate than the 30-year Treasury yield. In 2018, the Federal Reserve (Fed) raised interest rates four times by 25 basis points each time, generally in line with expectations at the beginning of the year, to a target range of 2.25% – 2.50%. The spread sectors were mixed for the year with Local Currency Emerging Markets, Pan-European Investment Grade, Commercial Mortgage-Backed Securities (CMBS) and Agency Mortgage-Backed Securities (MBS) generating positive returns, whereas Hard Currency Emerging Markets, Investment-Grade Credit, High-Yield, Treasury Inflation-Protected Securities (TIPS) and Pan-European High Yield were negative for the year. Non-Agency Residential Mortgage-Backed Securities (RMBS) and Agencies were relatively flat for the year.

The Fund’s duration positioning was the largest contributor to performance during the reporting period. Sector allocation to Investment-Grade Credit and CMBS contributed. The biggest detractor for the Fund was its allocation to Global Sovereigns. Additionally, the Fund experienced negative performance from allocations to Emerging Markets Debt, High-Yield and MBS.

The Fund used futures as a means of hedging risk and/or for investment purposes, including altering the Fund’s exposure to interest rates and currencies. The Fund used interest rate swaps as a mean of hedging risk and/or for investment purposes, including altering the Fund’s exposure to interest rates. The Fund’s aggregate use of futures and swaps contributed to performance during the reporting period.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Managers:

Thanos Bardas; David M. Brown, CFA; Andrew A. Johnson; Nathan Kush; Thomas J. Marthaler, CFA; Thomas A. Sontag; and Brad C. Tank

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also invests in high-yield securities, which are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

3

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	34.9%
Mortgage-Backed Securities	31.7%
U.S. Treasury Obligations	14.8%
Commercial Mortgage-Backed Securities	7.9%
Asset-Backed Securities	7.3%
Collateralized Mortgage Obligations	4.6%
Foreign Government Securities	2.2%
Repurchase Agreements	1.7%
U.S. Government Agency Securities	1.1%
Short-Term Investment	0.3%
Futures	0.1%
Liabilities in excess of other assets††	(6.6)%
100.0%

Top Industries†††

Banks	5.6%
Oil, Gas & Consumable Fuels	4.9%
Capital Markets	3.2%
Technology Hardware, Storage & Peripherals	2.6%
Health Care Providers & Services	2.2%
Semiconductors & Semiconductor Equipment	2.0%
Media	1.7%
Food & Staples Retailing	1.5%
Biotechnology	1.1%
Diversified Telecommunication Services	1.1%
Other Industries*	74.1%
100.0%

Top Holdings†††

U.S. Treasury Bonds, 2.75%, 8/15/2042	3.8%
U.S. Treasury Inflation Linked Bonds, 2.00%, 1/15/2026	2.5%
U.S. Treasury Inflation Linked Bonds, 2.38%, 1/15/2027	2.1%
Citibank Credit Card Issuance Trust, 1.75%, 11/19/2021	1.8%
U.S. Treasury Notes, 2.25%, 7/31/2021	1.5%
U.S. Treasury Notes, 2.38%, 8/15/2024	1.2%
FNMA, 4.00%, 9/25/2043	1.2%
Cigna Corp., 3.75%, 7/15/2023	1.1%
Citibank Credit Card Issuance Trust, 2.49%, 1/20/2023	1.1%
Chase Issuance Trust, 1.58%, 8/15/2021	1.0%
Other Holdings*	82.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

4

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(1.20)%	2.21%	4.69%
Class II	(1.45)%	1.97%	4.44%
Class Y	(1.05)%	2.37%	4.86%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
CPI	1.91%	1.51%	1.80%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.64%
Class II	0.89%
Class Y	0.49%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

5

Fund Performance (cont.)	NVIT Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	1,010.40	3.29	0.65
	Hypothetical	(b)(c)	1,000.00	1,021.93	3.31	0.65
Class II Shares	Actual	(b)	1,000.00	1,009.70	4.56	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.67	4.58	0.90
Class Y Shares	Actual	(b)	1,000.00	1,011.00	2.53	0.50
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.55	0.50

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

7

Statement of Investments

December 31, 2018

NVIT Core Plus Bond Fund

Asset-Backed Securities 7.3%

	Principal Amount	Value

Automobiles 0.1%
Ally Auto Receivables Trust, Series 2017-3, Class A2, 1.53%, 3/16/2020	$507,142	$506,703
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A, 1.46%, 1/15/2020	874,140	873,174

		1,379,877

Credit Card 5.0%
Chase Issuance Trust
Series 2016-A2, Class A, 1.37%, 6/15/2021	16,410,000	16,286,600
Series 2012-A4, Class A4, 1.58%, 8/15/2021	17,780,000	17,635,253
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/2021	32,530,000	32,184,814
Series 2018-A1, Class A1, 2.49%, 1/20/2023	18,890,000	18,737,673

		84,844,340

Home Equity 0.2%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A3, 2.71%, 1/25/2036 (a)	816,109	809,922
RASC Trust, Series 2005-KS9, Class M5, 3.14%, 10/25/2035 (a)	1,680,000	1,688,401
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-NC1, Class A4, 2.66%, 5/25/2036 (a)	466,499	464,929
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class 2A1, 2.81%, 4/25/2034 (a)	502,389	491,164

		3,454,416

Other 1.5%
AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, 12/15/2023 (b)	5,010,000	5,094,394
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH1, Class M2, 3.06%, 1/25/2036 (a)	248,371	248,394
Series 2006-WFH4, Class M1, 2.79%, 11/25/2036 (a)	4,968,000	4,909,899
JP Morgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1, 2.61%, 3/25/2047 (a)	847,112	588,806
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 2.77%, 4/25/2035 (a)	2,330,563	2,321,494

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-WF4, Class M4, 3.38%, 11/25/2035 (a)	$5,800,000	$5,806,760
Series 2006-AM1, Class A4, 2.67%, 4/25/2036 (a)	174,730	174,124
Verizon Owner Trust, Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	5,937,916	5,904,024

		25,047,895

Student Loan 0.5%
Navient Student Loan Trust
Series 2016-6A, Class A1, 2.99%, 3/25/2066 (a)(b)	206,711	206,759
Series 2017-3A, Class A1, 2.81%, 7/26/2066 (a)(b)	2,084,384	2,085,017
Series 2017-4A, Class A1, 2.75%, 9/27/2066 (a)(b)	3,627,477	3,627,487
Series 2018-2A, Class A1, 2.75%, 3/25/2067 (a)(b)	1,667,044	1,667,188

		7,586,451

Total Asset-Backed Securities (cost $120,967,067)		122,312,979

Collateralized Mortgage Obligations 4.6%
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 5.96%, 10/25/2029 (a)	8,600,000	9,100,462
Series 2017-HQA2, Class M2, 5.16%, 12/25/2029 (a)	3,100,000	3,138,600
Series 2017-HQA3, Class M2, 4.86%, 4/25/2030 (a)	7,360,000	7,305,106
Series 2018-DNA1, Class M2, 4.31%, 7/25/2030 (a)	6,030,000	5,791,445
Series 2018-HQA1, Class M2, 4.81%, 9/25/2030 (a)	9,910,000	9,667,932
FNMA
Series 2017-C03, Class 1M2, 5.51%, 10/25/2029 (a)	3,870,000	4,002,886
Series 2017-C04, Class 2M2, 5.36%, 11/25/2029 (a)	4,525,000	4,629,280
Series 2017-C05, Class 1M2, 4.71%, 1/25/2030 (a)	6,325,000	6,337,276
Series 2017-C06, Class 2M2, 5.31%, 2/25/2030 (a)	3,720,000	3,785,697
Series 2017-C07, Class 2M2, 5.01%, 5/25/2030 (a)	7,160,000	7,143,869
Series 2018-C01, Class 1M2, 4.76%, 7/25/2030 (a)	8,240,000	8,046,166
Series 2018-C02, Class 2M2, 4.71%, 8/25/2030 (a)	6,670,000	6,489,548
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 2.82%, 7/15/2058 (a)(b)	1,500,000	1,494,478

Total Collateralized Mortgage Obligations (cost $77,618,966)		76,932,745

8

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage-Backed Securities 7.9%

	Principal Amount	Value

Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class B, 5.10%, 11/10/2046 (a)	$1,455,000	$1,527,579
Series 2016-GC36, Class A5, 3.62%, 2/10/2049	2,340,000	2,344,795
Series 2017-C4, Class A1, 2.12%, 10/12/2050	3,569,461	3,509,809
Series 2017-C4, Class A4, 3.47%, 10/12/2050	3,771,000	3,719,680
Series 2018-C6, Class A1, 3.30%, 11/10/2051	5,145,000	5,189,386
COMM Mortgage Trust
Series 2013-LC6, Class XB, IO, 0.33%, 1/10/2046 (a)(b)	30,500,000	411,518
Series 2013-CR6, Class XB, IO, 0.55%, 3/10/2046 (a)	33,000,000	678,342
Series 2014-UBS2, Class ASB, 3.47%, 3/10/2047	5,700,000	5,759,154
Series 2014-CR16, Class XA, IO, 1.13%, 4/10/2047 (a)	43,329,005	1,571,049
Series 2014-CR17, Class XA, IO, 1.08%, 5/10/2047 (a)	31,783,847	1,215,262
Series 2014-UBS3, Class XA, IO, 1.27%, 6/10/2047 (a)	26,273,568	1,113,124
Series 2014-UBS6, Class XA, IO, 0.95%, 12/10/2047 (a)	19,367,499	770,784
Series 2015-LC21, Class A4, 3.71%, 7/10/2048	2,160,000	2,184,505
Series 2017-COR2, Class A1, 2.11%, 9/10/2050	2,358,107	2,315,607
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class B, 4.11%, 8/15/2048 (a)	3,551,688	3,536,743
Series 2016-C7, Class A5, 3.50%, 11/15/2049	1,800,000	1,776,216
Series 2015-C2, Class XA, IO, 0.80%, 6/15/2057 (a)	37,826,674	1,457,522
GS Mortgage Securities Corp. II, Series 2015-GC30, Class XA, IO, 0.86%, 5/10/2050 (a)	47,237,036	1,700,528
GS Mortgage Securities Trust
Series 2012-GCJ7, Class B, 4.74%, 5/10/2045	4,325,000	4,431,767
Series 2012-GCJ9, Class B, 3.75%, 11/10/2045 (b)	3,310,000	3,287,230
Series 2014-GC18, Class XA, IO, 1.04%, 1/10/2047 (a)	57,037,705	2,394,101
Series 2014-GC26, Class XA, IO, 1.01%, 11/10/2047 (a)	34,341,197	1,532,163
Series 2015-GC32, Class A4, 3.76%, 7/10/2048	2,250,000	2,282,856
Series 2015-GC34, Class AAB, 3.28%, 10/10/2048	2,605,000	2,618,815
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1, 2.08%, 10/15/2050	3,624,739	3,550,290

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class AAB, 2.66%, 5/15/2046	$5,283,646	$5,211,206
Series 2014-C16, Class XA, IO, 1.12%, 6/15/2047 (a)	32,775,140	1,229,799
Series 2015-C24, Class A4, 3.73%, 5/15/2048	4,795,000	4,848,150
Series 2017-C34, Class A1, 2.11%, 11/15/2052	5,111,835	5,030,262
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 5/15/2048 (a)	4,550,000	4,617,447
Series 2011-C3, Class C, 5.15%, 7/15/2049 (a)(b)	3,400,000	3,513,645
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	2,700,000	2,659,583
Series 2017-C4, Class A1, 2.13%, 10/15/2050	3,198,110	3,144,513
Series 2017-C4, Class A4, 3.56%, 10/15/2050	3,500,000	3,462,545
Series 2018-C15, Class A1, 3.32%, 12/15/2051	6,576,000	6,604,421
Series 2018-C14, Class A1, 3.38%, 12/15/2051	6,961,000	7,025,065
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB, 2.79%, 4/10/2046	3,949,609	3,932,032
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class B, 4.14%, 10/15/2045	3,110,000	3,173,922
Series 2015-C29, Class A4, 3.64%, 6/15/2048	2,890,000	2,916,218
Series 2016-LC24, Class A4, 2.94%, 10/15/2049	1,500,000	1,430,351
Series 2016-NXS6, Class A4, 2.92%, 11/15/2049	4,700,000	4,473,982
Series 2017-C39, Class A5, 3.42%, 9/15/2050	2,713,000	2,651,283
Series 2017-C40, Class A1, 2.11%, 10/15/2050	2,291,915	2,256,740
Series 2016-LC25, Class A4, 3.64%, 12/15/2059	2,225,000	2,216,898
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, IO, 1.30%, 3/15/2047 (a)	22,277,520	1,036,092

Total Commercial Mortgage-Backed Securities (cost $134,145,746)		132,312,979

Corporate Bonds 34.9%
Aerospace & Defense 0.0%†
Arconic, Inc.,
5.87%, 2/23/2022	40,000	40,591
5.13%, 10/1/2024 (c)	65,000	62,401

9

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
BBA US Holdings, Inc.,
5.38%, 5/1/2026 (b)	$120,000	$113,699

		216,691

Auto Components 0.0%†
Goodyear Tire & Rubber Co. (The),
5.13%, 11/15/2023 (c)	100,000	98,000
IHO Verwaltungs GmbH,
4.50%, 9/15/2023 (b)(d)	200,000	183,000
ZF North America Capital, Inc.,
4.00%, 4/29/2020 (b)	155,000	154,297

		435,297

Banks 6.0%
Banco de Credito e Inversiones SA,
3.50%, 10/12/2027 (b)	200,000	180,000
Banco Santander SA,
3.13%, 2/23/2023 (c)	5,000,000	4,727,229
3.85%, 4/12/2023 (c)	6,000,000	5,829,982
Bank of America Corp.,
4.45%, 3/3/2026	5,015,000	4,957,805
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	7,530,000	7,223,291
Banque Centrale de Tunisie International Bond,
Reg. S, 5.75%, 1/30/2025	200,000	167,768
BNP Paribas SA,
3.50%, 3/1/2023 (b)	8,225,000	7,974,240
Capital One NA,
2.35%, 1/31/2020	10,810,000	10,672,952
CIT Group, Inc.,
4.13%, 3/9/2021	300,000	295,500
5.00%, 8/15/2022 (c)	360,000	355,050
4.75%, 2/16/2024	145,000	139,563
Citigroup, Inc.,
2.70%, 3/30/2021	5,495,000	5,413,398
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (e)	2,630,000	2,537,710
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	2,300,000	2,144,959
Corp. Financiera de Desarrollo SA,
(ICE LIBOR USD 3 Month + 5.61%), 5.25%, 7/15/2029 (b)(e)	338,000	337,155
Huntington National Bank (The),
2.50%, 8/7/2022	6,145,000	5,936,682
JPMorgan Chase & Co.,
(ICE LIBOR USD 3 Month + 1.16%), 3.22%, 3/1/2025 (e)	8,895,000	8,592,410
(ICE LIBOR USD 3 Month + 1.22%), 3.90%, 1/23/2049 (e)	3,275,000	2,872,398
Kreditanstalt fuer Wiederaufbau,
2.38%, 12/29/2022	11,110,000	10,996,456
Royal Bank of Scotland Group plc,
(ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (e)	9,025,000	8,702,498
Santander UK plc,
2.13%, 11/3/2020	9,710,000	9,483,562

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
TC Ziraat Bankasi A/S,
Reg. S, 4.25%, 7/3/2019	$200,000	$197,548
5.13%, 5/3/2022 (b)	200,000	183,116
Vnesheconombank,
Reg. S, 6.90%, 7/9/2020	200,000	204,250

		100,125,522

Beverages 1.0%
Anheuser-Busch Cos. LLC,
3.65%, 2/1/2026 (b)	5,185,000	4,902,668
4.90%, 2/1/2046 (b)	4,990,000	4,627,653
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 4/13/2028	130,000	124,349
4.75%, 4/15/2058 (c)	8,465,000	7,366,486

		17,021,156

Biotechnology 1.2%
AbbVie, Inc.,
2.50%, 5/14/2020	5,910,000	5,853,909
4.88%, 11/14/2048 (c)	6,140,000	5,728,589
Celgene Corp.,
3.90%, 2/20/2028	6,010,000	5,637,240
Gilead Sciences, Inc.,
4.75%, 3/1/2046 (c)	3,130,000	3,105,248

		20,324,986

Building Products 0.0%†
JELD-WEN, Inc.,
4.88%, 12/15/2027 (b)(c)	30,000	25,350
USG Corp.,
5.50%, 3/1/2025 (b)	75,000	75,562

		100,912

Capital Markets 3.4%
Credit Suisse Group AG,
(ICE LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/2023 (b)(e)	8,530,000	8,117,041
4.28%, 1/9/2028 (b)	2,535,000	2,445,527
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (b)(e)	10,325,000	9,605,458
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	8,630,000	8,020,467
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (e)	6,340,000	6,101,542
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (e)	4,850,000	4,268,031
5.15%, 5/22/2045	5,495,000	5,138,592
Huarong Finance 2017 Co. Ltd.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%, 1/24/2022 (e)(f)	200,000	188,216
Lions Gate Capital Holdings LLC,
5.88%, 11/1/2024 (b)(c)	65,000	64,188
LPL Holdings, Inc.,
5.75%, 9/15/2025 (b)	375,000	351,563

10

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Morgan Stanley,
2.50%, 4/21/2021	$5,000,000	$4,893,978
3.88%, 1/27/2026	3,245,000	3,165,079
3.63%, 1/20/2027 (c)	4,600,000	4,371,830
MSCI, Inc.,
5.25%, 11/15/2024 (b)	240,000	238,800
5.75%, 8/15/2025 (b)(c)	185,000	186,387

		57,156,699

Chemicals 0.1%
CF Industries, Inc.,
5.38%, 3/15/2044	80,000	64,800
CNAC HK Finbridge Co. Ltd.,
Reg. S, 5.13%, 3/14/2028	200,000	203,549
Huntsman International LLC,
4.88%, 11/15/2020 (c)	190,000	190,475
5.13%, 11/15/2022	160,000	161,200
NOVA Chemicals Corp.,
5.25%, 8/1/2023 (b)	150,000	141,750
4.88%, 6/1/2024 (b)(c)	230,000	207,575
5.00%, 5/1/2025 (b)	205,000	184,500
5.25%, 6/1/2027 (b)	140,000	123,900
PQ Corp.,
6.75%, 11/15/2022 (b)	160,000	164,800
SASOL Financing USA LLC,
5.88%, 3/27/2024	200,000	199,578
6.50%, 9/27/2028	200,000	200,031
WR Grace & Co.-Conn.,
5.13%, 10/1/2021 (b)(c)	160,000	158,400

		2,000,558

Commercial Services & Supplies 0.1%
ADT Security Corp. (The),
4.88%, 7/15/2032 (b)	180,000	133,200
Aramark Services, Inc.,
5.13%, 1/15/2024	265,000	262,350
5.00%, 2/1/2028 (b)(c)	75,000	69,937
Harland Clarke Holdings Corp.,
8.38%, 8/15/2022 (b)	135,000	123,019
Nielsen Co. Luxembourg SARL (The),
5.50%, 10/1/2021 (b)(c)	125,000	123,750
5.00%, 2/1/2025 (b)(c)	180,000	168,300
Nielsen Finance LLC,
4.50%, 10/1/2020	285,000	281,438
5.00%, 4/15/2022 (b)	305,000	291,275
Prime Security Services Borrower LLC,
9.25%, 5/15/2023 (b)	280,000	288,750
Ritchie Bros Auctioneers, Inc.,
5.38%, 1/15/2025 (b)	170,000	164,900
RR Donnelley & Sons Co.,
7.88%, 3/15/2021	60,000	60,000
West Corp.,
8.50%, 10/15/2025 (b)(c)	320,000	251,200

		2,218,119

Communications Equipment 0.0%†
CommScope Technologies LLC,
6.00%, 6/15/2025 (b)(c)	330,000	300,300

Corporate Bonds (continued)

	Principal Amount	Value

Communications Equipment (continued)
CommScope Technologies LLC, (continued)
5.00%, 3/15/2027 (b)(c)	$105,000	$85,050
Riverbed Technology, Inc.,
8.88%, 3/1/2023 (b)	100,000	73,625

		458,975

Construction & Engineering 0.0%†
Mexico City Airport Trust,
5.50%, 7/31/2047 (b)	200,000	175,752

Consumer Finance 0.9%
Ally Financial, Inc.,
8.00%, 3/15/2020	730,000	755,550
7.50%, 9/15/2020	310,000	321,625
4.25%, 4/15/2021	335,000	328,772
American Express Co.,
3.70%, 11/5/2021 (c)	4,125,000	4,162,058
Capital One Financial Corp.,
3.20%, 1/30/2023	2,295,000	2,233,313
Ford Motor Credit Co. LLC,
3.10%, 5/4/2023	4,985,000	4,506,340
Navient Corp.,
4.88%, 6/17/2019	345,000	343,706
8.00%, 3/25/2020	235,000	238,783
5.88%, 3/25/2021	130,000	124,475
6.63%, 7/26/2021	65,000	62,725
6.13%, 3/25/2024 (c)	115,000	98,613
5.88%, 10/25/2024 (c)	121,000	101,035
6.75%, 6/15/2026	120,000	99,600
Springleaf Finance Corp.,
8.25%, 12/15/2020 (c)	120,000	124,200
7.75%, 10/1/2021	155,000	155,581
6.13%, 5/15/2022	235,000	227,882
6.88%, 3/15/2025	235,000	210,325
7.13%, 3/15/2026	190,000	169,575

		14,264,158

Containers & Packaging 0.1%
Ardagh Packaging Finance plc,
4.25%, 9/15/2022 (b)	205,000	195,262
6.00%, 2/15/2025 (b)(c)	215,000	198,471
Ball Corp.,
4.38%, 12/15/2020	125,000	125,469
5.00%, 3/15/2022	150,000	150,750
Berry Global, Inc.,
5.13%, 7/15/2023 (c)	195,000	192,865
BWAY Holding Co.,
5.50%, 4/15/2024 (b)	160,000	150,400
7.25%, 4/15/2025 (b)	55,000	49,362
Crown Americas LLC,
4.50%, 1/15/2023	195,000	190,369
4.75%, 2/1/2026 (b)(c)	120,000	113,100
Owens-Brockway Glass Container, Inc.,
5.00%, 1/15/2022 (b)	200,000	198,000
Reynolds Group Issuer, Inc.,
5.75%, 10/15/2020 (c)	339,188	338,340
6.87%, 2/15/2021	55,446	55,446
5.13%, 7/15/2023 (b)	390,000	371,475

		2,329,309

11

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Consumer Services 0.0%†
Service Corp. International,
5.38%, 1/15/2022 (c)	$120,000	$120,300
5.38%, 5/15/2024	270,000	267,300
ServiceMaster Co. LLC (The),
5.13%, 11/15/2024 (b)	100,000	94,500

		482,100

Diversified Financial Services 0.2%
AXA Equitable Holdings, Inc.,
3.90%, 4/20/2023 (b)	3,565,000	3,520,824
Charming Light Investments Ltd.,
Reg. S, 4.38%, 12/21/2027	200,000	188,381

		3,709,205

Diversified Telecommunication Services 1.2%
Altice France SA,
6.25%, 5/15/2024 (b)(c)	270,000	251,775
7.38%, 5/1/2026 (b)(c)	405,000	371,587
8.13%, 2/1/2027 (b)	340,000	320,450
AT&T, Inc.,
5.25%, 3/1/2037	8,050,000	7,906,932
5.35%, 9/1/2040	2,434,000	2,364,559
4.75%, 5/15/2046	2,915,000	2,588,211
5.45%, 3/1/2047	2,065,000	2,016,880
CCO Holdings LLC,
5.25%, 9/30/2022	210,000	208,162
5.13%, 5/1/2023 (b)	365,000	354,963
5.75%, 2/15/2026 (b)	335,000	328,300
5.00%, 2/1/2028 (b)	330,000	303,600
Embarq Corp.,
8.00%, 6/1/2036	265,000	239,825
Frontier Communications Corp.,
7.13%, 1/15/2023	70,000	39,550
7.63%, 4/15/2024	100,000	51,500
11.00%, 9/15/2025 (c)	870,000	541,531
9.00%, 8/15/2031 (c)	450,000	240,750
Intelsat Jackson Holdings SA,
5.50%, 8/1/2023	685,000	595,950
8.50%, 10/15/2024 (b)(c)	160,000	155,200
Intelsat Luxembourg SA,
8.13%, 6/1/2023 (c)	101,000	78,275
Level 3 Financing, Inc.,
5.38%, 8/15/2022	225,000	220,608
5.13%, 5/1/2023	145,000	139,925
5.38%, 1/15/2024	195,000	185,738
Qwest Corp.,
6.88%, 9/15/2033	267,000	238,523
Telecom Italia Capital SA,
6.00%, 9/30/2034	100,000	86,500
Virgin Media Finance plc,
6.00%, 10/15/2024 (b)(c)	200,000	192,100
Virgin Media Secured Finance plc,
5.50%, 8/15/2026 (b)(c)	200,000	184,970

		20,206,364

Electric Utilities 0.5%
ABY Transmision Sur SA,
6.88%, 4/30/2043 (b)	197,520	217,272
Duke Energy Corp.,
1.80%, 9/1/2021 (c)	7,320,000	7,006,376

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Eskom Holdings SOC Ltd.,
Reg. S, 6.75%, 8/6/2023	$200,000	$182,296
7.13%, 2/11/2025 (b)	200,000	182,390
Vistra Operations Co. LLC,
5.50%, 9/1/2026 (b)	135,000	129,938

		7,718,272

Electronic Equipment, Instruments & Components 0.0%†
CDW LLC,
5.00%, 9/1/2023	165,000	162,112
5.00%, 9/1/2025 (c)	75,000	71,813
Resideo Funding, Inc.,
6.13%, 11/1/2026 (b)	110,000	108,350
Tsinghua Unic Ltd.,
Reg. S, 5.38%, 1/31/2023	200,000	184,387

		526,662

Energy Equipment & Services 0.0%†
Precision Drilling Corp.,
6.50%, 12/15/2021	102,810	95,613
7.75%, 12/15/2023	95,000	87,519
5.25%, 11/15/2024 (c)	245,000	203,350
Weatherford International Ltd.,
4.50%, 4/15/2022 (c)	150,000	87,750

		474,232

Entertainment 0.1%
AMC Entertainment Holdings, Inc.,
5.75%, 6/15/2025 (c)	375,000	330,000
6.13%, 5/15/2027 (c)	170,000	145,350
Live Nation Entertainment, Inc.,
4.88%, 11/1/2024 (b)	135,000	128,250
Netflix, Inc.,
5.38%, 2/1/2021	65,000	65,812
5.50%, 2/15/2022	145,000	146,269
4.38%, 11/15/2026 (c)	75,000	68,063
4.88%, 4/15/2028 (c)	50,000	45,625
6.38%, 5/15/2029 (b)	60,000	59,175
WMG Acquisition Corp.,
5.00%, 8/1/2023 (b)	100,000	97,250

		1,085,794

Equity Real Estate Investment Trusts (REITs) 0.5%
Corporate Office Properties LP,
3.60%, 5/15/2023	5,645,000	5,477,688
Equinix, Inc.,
5.75%, 1/1/2025 (c)	65,000	65,487
5.88%, 1/15/2026 (c)	115,000	115,863
ESH Hospitality, Inc.,
5.25%, 5/1/2025 (b)	170,000	158,100
GLP Capital LP,
4.88%, 11/1/2020	420,000	423,570
Iron Mountain US Holdings, Inc.,
5.38%, 6/1/2026 (b)	75,000	68,250
Iron Mountain, Inc.,
6.00%, 8/15/2023	385,000	389,812
5.75%, 8/15/2024	255,000	242,250
5.25%, 3/15/2028 (b)	90,000	79,425
MPT Operating Partnership LP,
6.38%, 3/1/2024	235,000	240,875

12

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP, (continued)
5.50%, 5/1/2024	$250,000	$248,750
5.25%, 8/1/2026	200,000	188,500
Sabra Health Care LP,
5.50%, 2/1/2021	310,000	310,775
VICI Properties 1 LLC,
8.00%, 10/15/2023	190,000	204,250

		8,213,595

Food & Staples Retailing 1.6%
Albertsons Cos. LLC,
5.75%, 3/15/2025	145,000	126,875
Cencosud SA,
4.38%, 7/17/2027 (b)	260,000	225,550
Kroger Co. (The),
3.88%, 10/15/2046	2,585,000	2,102,606
Walmart, Inc.,
3.40%, 6/26/2023 (c)	11,195,000	11,310,359
3.70%, 6/26/2028	7,740,000	7,855,585
4.05%, 6/29/2048	4,910,000	4,885,542

		26,506,517

Food Products 0.1%
JBS Investments GmbH,
Reg. S, 7.25%, 4/3/2024	200,000	201,602
Marfrig Holdings Europe BV,
Reg. S, 8.00%, 6/8/2023	200,000	200,500
Post Holdings, Inc.,
5.50%, 3/1/2025 (b)	180,000	172,766
5.75%, 3/1/2027 (b)(c)	95,000	89,062
5.63%, 1/15/2028 (b)	140,000	128,800

		792,730

Health Care Equipment & Supplies 0.0%†
Hologic, Inc.,
4.38%, 10/15/2025 (b)(c)	135,000	125,550
4.63%, 2/1/2028 (b)	25,000	22,500
Mallinckrodt International Finance SA,
5.50%, 4/15/2025 (b)(c)	45,000	31,050

		179,100

Health Care Providers & Services 2.3%
Acadia Healthcare Co., Inc.,
6.50%, 3/1/2024	10,000	9,650
Centene Corp.,
4.75%, 5/15/2022	275,000	271,562
6.13%, 2/15/2024	180,000	184,275
5.38%, 6/1/2026 (b)	110,000	106,975
Cigna Corp.,
3.75%, 7/15/2023 (b)	19,835,000	19,768,950
CVS Health Corp.,
5.05%, 3/25/2048	9,215,000	8,962,600
DaVita, Inc.,
5.75%, 8/15/2022 (c)	130,000	129,350
5.13%, 7/15/2024	140,000	131,250
HCA, Inc.,
6.50%, 2/15/2020	225,000	230,625
5.88%, 3/15/2022	375,000	384,375
4.75%, 5/1/2023	325,000	320,125

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
HCA, Inc., (continued)
5.00%, 3/15/2024 (c)	$325,000	$321,750
5.25%, 4/15/2025 (c)	195,000	194,025
7.69%, 6/15/2025 (c)	155,000	165,075
5.38%, 9/1/2026 (c)	330,000	320,925
MEDNAX, Inc.,
6.25%, 1/15/2027 (b)(c)	220,000	212,300
MPH Acquisition Holdings LLC,
7.13%, 6/1/2024 (b)(c)	175,000	163,187
Tenet Healthcare Corp.,
4.50%, 4/1/2021	55,000	53,488
7.50%, 1/1/2022 (b)(c)	135,000	137,025
8.13%, 4/1/2022	70,000	70,175
6.75%, 6/15/2023 (c)	100,000	93,875
4.63%, 7/15/2024 (c)	135,000	125,550
7.00%, 8/1/2025 (c)	100,000	92,500
6.88%, 11/15/2031	75,000	63,000
UnitedHealth Group, Inc.,
3.88%, 12/15/2028	5,920,000	5,996,609
Vizient, Inc.,
10.38%, 3/1/2024 (b)	150,000	159,000
WellCare Health Plans, Inc.,
5.25%, 4/1/2025	60,000	57,750
5.38%, 8/15/2026 (b)(c)	250,000	241,250

		38,967,221

Health Care Technology 0.0%†
IQVIA, Inc.,
5.00%, 10/15/2026 (b)	200,000	191,000

Hotels, Restaurants & Leisure 0.2%
1011778 BC ULC,
4.63%, 1/15/2022 (b)	300,000	290,250
4.25%, 5/15/2024 (b)	340,000	312,800
5.00%, 10/15/2025 (b)	95,000	87,400
Boyd Gaming Corp.,
6.88%, 5/15/2023 (c)	270,000	272,700
6.38%, 4/1/2026	185,000	178,987
Cedar Fair LP,
5.38%, 4/15/2027	40,000	37,800
Eldorado Resorts, Inc.,
7.00%, 8/1/2023	100,000	102,750
6.00%, 9/15/2026 (b)(c)	235,000	222,075
Hilton Domestic Operating Co., Inc.,
5.13%, 5/1/2026 (b)	90,000	86,400
Hilton Worldwide Finance LLC,
4.63%, 4/1/2025	160,000	151,600
International Game Technology plc,
6.25%, 1/15/2027 (b)	200,000	192,000
Jack Ohio Finance LLC,
6.75%, 11/15/2021 (b)	251,000	253,510
KFC Holding Co.,
5.25%, 6/1/2026 (b)	265,000	256,387
MGM Resorts International,
8.63%, 2/1/2019	300,000	300,375
5.25%, 3/31/2020 (c)	235,000	235,587
6.63%, 12/15/2021	145,000	148,625
5.75%, 6/15/2025 (c)	135,000	130,275
NCL Corp. Ltd.,
4.75%, 12/15/2021 (b)	321,000	318,593

13

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.,
10.00%, 12/1/2022 (c)	$125,000	$126,875
Six Flags Entertainment Corp.,
4.88%, 7/31/2024 (b)(c)	115,000	108,388
Wynn Las Vegas LLC,
5.50%, 3/1/2025 (b)(c)	275,000	256,438

		4,069,815

Household Durables 0.1%
Lennar Corp.,
8.38%, 1/15/2021	45,000	47,812
5.38%, 10/1/2022 (c)	200,000	199,500
4.75%, 11/15/2022	195,000	189,150
4.88%, 12/15/2023	145,000	139,200
5.25%, 6/1/2026	110,000	103,675
PulteGroup, Inc.,
4.25%, 3/1/2021	190,000	188,575
Taylor Morrison Communities, Inc.,
5.25%, 4/15/2021 (b)	95,000	94,050
5.63%, 3/1/2024 (b)(c)	125,000	118,750
Toll Brothers Finance Corp.,
4.38%, 4/15/2023 (c)	105,000	98,438
5.63%, 1/15/2024 (c)	20,000	19,600
4.88%, 3/15/2027	105,000	95,025
4.35%, 2/15/2028 (c)	150,000	128,250

		1,422,025

Household Products 0.0%†
Spectrum Brands Holdings, Inc.,
7.75%, 1/15/2022	45,000	45,562
Spectrum Brands, Inc.,
5.75%, 7/15/2025	175,000	166,198

		211,760

Independent Power and Renewable Electricity Producers 0.2%
Calpine Corp.,
6.00%, 1/15/2022 (b)	445,000	441,662
5.38%, 1/15/2023	175,000	164,063
5.75%, 1/15/2025 (c)	75,000	68,625
NRG Energy, Inc.,
7.25%, 5/15/2026	390,000	404,625
6.63%, 1/15/2027	420,000	423,150
Talen Energy Supply LLC,
9.50%, 7/15/2022 (b)(c)	460,000	462,300
10.50%, 1/15/2026 (b)	255,000	216,750
Vistra Energy Corp.,
7.38%, 11/1/2022	90,000	92,925
5.88%, 6/1/2023 (c)	250,000	250,000
7.63%, 11/1/2024	521,000	549,655

		3,073,755

Insurance 0.3%
Berkshire Hathaway Finance Corp.,
4.20%, 8/15/2048 (c)	5,640,000	5,592,268

Corporate Bonds (continued)

	Principal Amount	Value

Interactive Media & Services 0.0%†
Rackspace Hosting, Inc.,
8.63%, 11/15/2024 (b)	$375,000	$292,500

Internet & Direct Marketing Retail 0.0%†
QVC, Inc.,
3.13%, 4/1/2019 (c)	105,000	104,761
4.85%, 4/1/2024 (c)	25,000	24,159
5.45%, 8/15/2034 (c)	85,000	74,248

		203,168

IT Services 0.1%
First Data Corp.,
5.00%, 1/15/2024 (b)(c)	550,000	529,375
Zayo Group LLC,
6.00%, 4/1/2023	95,000	90,023
6.38%, 5/15/2025 (c)	115,000	106,950
5.75%, 1/15/2027 (b)	225,000	200,812

		927,160

Machinery 0.1%
CNH Industrial Capital LLC,
3.38%, 7/15/2019	65,000	64,513
4.88%, 4/1/2021	100,000	101,610
4.38%, 4/5/2022	95,000	95,408
Novelis Corp.,
6.25%, 8/15/2024 (b)(c)	65,000	61,100
5.88%, 9/30/2026 (b)(c)	285,000	252,225
RBS Global, Inc.,
4.88%, 12/15/2025 (b)	175,000	158,812
Welbilt, Inc.,
9.50%, 2/15/2024	85,000	90,950

		824,618

Media 1.8%
Acosta, Inc.,
7.75%, 10/1/2022 (b)	380,000	70,300
Altice Luxembourg SA,
7.75%, 5/15/2022 (b)	705,000	641,550
7.63%, 2/15/2025 (b)	200,000	149,500
AMC Networks, Inc.,
5.00%, 4/1/2024 (c)	105,000	99,487
4.75%, 8/1/2025 (c)	95,000	86,213
Charter Communications Operating LLC,
4.46%, 7/23/2022	3,975,000	4,013,182
Comcast Corp.,
2.35%, 1/15/2027	10,145,000	9,068,526
3.30%, 2/1/2027	3,555,000	3,388,102
4.00%, 8/15/2047	3,620,000	3,257,999
4.95%, 10/15/2058	5,350,000	5,439,084
CSC Holdings LLC,
5.13%, 12/15/2021 (b)	250,000	245,000
7.75%, 7/15/2025 (b)(c)	290,000	294,350
6.63%, 10/15/2025 (b)	200,000	202,500
10.88%, 10/15/2025 (b)(c)	266,000	298,918
5.50%, 5/15/2026 (b)	245,000	230,912
5.50%, 4/15/2027 (b)	210,000	195,300
DISH DBS Corp.,
6.75%, 6/1/2021	65,000	64,331

14

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
DISH DBS Corp., (continued)
5.88%, 11/15/2024 (c)	$275,000	$221,375
Gray Escrow, Inc.,
7.00%, 5/15/2027 (b)	125,000	121,646
Lamar Media Corp.,
5.00%, 5/1/2023	55,000	54,725
5.75%, 2/1/2026	70,000	70,875
Liberty Interactive LLC,
8.50%, 7/15/2029	65,000	65,325
MDC Partners, Inc.,
6.50%, 5/1/2024 (b)	90,000	81,900
Outfront Media Capital LLC,
5.25%, 2/15/2022	65,000	64,675
5.63%, 2/15/2024	65,000	64,025
5.88%, 3/15/2025	185,000	181,762
Sinclair Television Group, Inc.,
5.38%, 4/1/2021	155,000	154,613
5.13%, 2/15/2027 (b)	120,000	105,900
Sirius XM Radio, Inc.,
4.63%, 5/15/2023 (b)(c)	120,000	114,900
6.00%, 7/15/2024 (b)(c)	425,000	426,062
5.38%, 7/15/2026 (b)	220,000	205,700
5.00%, 8/1/2027 (b)	130,000	118,788
TEGNA, Inc.,
5.13%, 10/15/2019	139,000	138,935
5.13%, 7/15/2020	351,000	350,638
Unitymedia Hessen GmbH & Co. KG,
5.00%, 1/15/2025 (b)(c)	205,000	200,285
Univision Communications, Inc.,
6.75%, 9/15/2022 (b)	66,000	65,670
5.13%, 5/15/2023 (b)	105,000	94,238

		30,647,291

Metals & Mining 0.8%
Big River Steel LLC,
7.25%, 9/1/2025 (b)	286,000	283,855
China Minmetals Corp.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (e)(f)	244,000	220,404
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022 (e)(f)	200,000	180,659
Chinalco Capital Holdings Ltd.,
Reg. S, 4.25%, 4/21/2022	200,000	190,973
Corp. Nacional del Cobre de Chile,
Reg. S, 5.63%, 9/21/2035	100,000	108,947
CSN Resources SA,
Reg. S, 6.50%, 7/21/2020	100,000	96,450
FMG Resources August 2006 Pty. Ltd.,
4.75%, 5/15/2022 (b)(c)	95,000	90,250
5.13%, 5/15/2024 (b)(c)	50,000	46,000
Freeport-McMoRan, Inc.,
3.10%, 3/15/2020 (c)	220,000	215,050

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Freeport-McMoRan, Inc., (continued)
4.00%, 11/14/2021	$190,000	$184,775
3.88%, 3/15/2023	225,000	208,125
5.40%, 11/14/2034	300,000	236,250
5.45%, 3/15/2043 (c)	200,000	152,250
Hudbay Minerals, Inc.,
7.63%, 1/15/2025 (b)	150,000	146,625
Nexa Resources SA,
5.38%, 5/4/2027 (b)	318,000	307,665
Steel Dynamics, Inc.,
5.25%, 4/15/2023	30,000	29,588
5.50%, 10/1/2024	85,000	84,150
Teck Resources Ltd.,
4.75%, 1/15/2022	65,000	64,675
8.50%, 6/1/2024 (b)	60,000	64,275
Vale Overseas Ltd.,
6.25%, 8/10/2026	10,410,000	11,242,800

		14,153,766

Mortgage Real Estate Investment Trusts (REITs) 0.0%†
Starwood Property Trust, Inc.,
3.63%, 2/1/2021 (c)	205,000	197,313

Oil, Gas & Consumable Fuels 5.2%
Abu Dhabi Crude Oil Pipeline LLC,
3.65%, 11/2/2029 (b)	200,000	189,600
4.60%, 11/2/2047 (b)	200,000	195,266
Antero Midstream Partners LP,
5.38%, 9/15/2024	210,000	195,825
Antero Resources Corp.,
5.38%, 11/1/2021	280,000	270,200
5.13%, 12/1/2022	270,000	253,800
Apache Corp.,
4.38%, 10/15/2028 (c)	9,490,000	8,863,711
Ascent Resources Utica Holdings LLC,
10.00%, 4/1/2022 (b)	110,000	112,508
7.00%, 11/1/2026 (b)(c)	310,000	280,550
Canadian Natural Resources Ltd.,
4.95%, 6/1/2047 (c)	2,875,000	2,771,049
Cheniere Corpus Christi Holdings LLC,
5.88%, 3/31/2025	135,000	134,325
Cheniere Energy Partners LP,
5.25%, 10/1/2025	390,000	363,675
5.63%, 10/1/2026 (b)	135,000	126,225
Chesapeake Energy Corp.,
6.13%, 2/15/2021 (c)	105,000	98,700
8.00%, 1/15/2025 (c)	280,000	247,100
8.00%, 6/15/2027 (c)	185,000	155,400
Concho Resources, Inc.,
4.30%, 8/15/2028	8,220,000	8,040,814
Crestwood Midstream Partners LP,
6.25%, 4/1/2023	70,000	67,375
5.75%, 4/1/2025	65,000	60,287
DCP Midstream Operating LP,
2.70%, 4/1/2019	70,000	69,431
(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (b)(e)	85,000	68,000

15

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP, (continued)
5.60%, 4/1/2044	$70,000	$60,550
Energy Transfer LP,
7.50%, 10/15/2020 (c)	405,000	421,200
5.88%, 1/15/2024	50,000	50,875
Energy Transfer Operating LP,
4.15%, 10/1/2020	4,500,000	4,527,158
4.95%, 6/15/2028 (c)	6,330,000	6,193,356
5.80%, 6/15/2038	3,155,000	3,070,968
Energy Transfer Partners LP,
4.50%, 11/1/2023	4,100,000	4,101,331
Enterprise Products Operating LLC,
4.25%, 2/15/2048	6,440,000	5,708,289
EP Energy LLC,
7.75%, 9/1/2022	50,000	20,000
6.38%, 6/15/2023 (c)	410,000	129,150
9.38%, 5/1/2024 (b)	300,000	133,500
KazMunayGas National Co. JSC,
5.38%, 4/24/2030 (b)	499,000	489,780
5.75%, 4/19/2047 (b)	200,000	190,400
Reg. S, 5.75%, 4/19/2047	200,000	190,400
Kinder Morgan, Inc.,
4.30%, 3/1/2028 (c)	6,970,000	6,821,799
5.55%, 6/1/2045	3,405,000	3,372,207
Marathon Oil Corp.,
4.40%, 7/15/2027	5,530,000	5,254,616
MPLX LP,
4.50%, 4/15/2038	7,965,000	6,956,210
NuStar Logistics LP,
4.80%, 9/1/2020	260,000	254,800
6.75%, 2/1/2021	20,000	20,150
4.75%, 2/1/2022	15,000	14,175
5.63%, 4/28/2027	75,000	69,937
Oasis Petroleum, Inc.,
6.88%, 3/15/2022	125,000	117,812
6.25%, 5/1/2026 (b)(c)	135,000	113,400
PDC Energy, Inc.,
5.75%, 5/15/2026	105,000	93,450
Peru LNG Srl,
5.38%, 3/22/2030 (b)	200,000	193,510
Petrobras Global Finance BV,
7.38%, 1/17/2027	173,000	177,758
Petroleos de Venezuela SA,
Reg. S, 6.00%, 5/16/2024 (g)	322,820	47,616
Reg. S, 6.00%, 11/15/2026 (g)	830,693	122,527
Reg. S, 5.38%, 4/12/2027 (g)	789,800	114,442
Petroleos del Peru SA,
4.75%, 6/19/2032 (b)	200,000	192,000
Petroleos Mexicanos,
(ICE LIBOR USD 3 Month + 3.65%), 6.42%, 3/11/2022 (e)	83,000	83,208
3.50%, 1/30/2023	5,000,000	4,525,000
4.63%, 9/21/2023 (c)	89,000	83,526
5.35%, 2/12/2028	190,000	165,775
6.50%, 1/23/2029	52,000	48,490
6.75%, 9/21/2047	382,000	315,872
6.35%, 2/12/2048	207,000	165,600
Range Resources Corp.,
5.00%, 8/15/2022	60,000	53,700
5.00%, 3/15/2023 (c)	275,000	242,000

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Rio Energy SA,
6.88%, 2/1/2025 (b)	$150,000	$111,000
Rockies Express Pipeline LLC,
6.00%, 1/15/2019 (b)	170,000	170,000
5.63%, 4/15/2020 (b)	240,000	240,000
Sanchez Energy Corp.,
6.13%, 1/15/2023	350,000	63,000
SemGroup Corp.,
5.63%, 11/15/2023	140,000	127,400
Sinopec Group Overseas Development 2015 Ltd.,
Reg. S, 3.25%, 4/28/2025	200,000	191,250
SM Energy Co.,
6.13%, 11/15/2022	105,000	99,225
5.00%, 1/15/2024	175,000	152,250
6.63%, 1/15/2027	80,000	70,800
Southern Gas Corridor CJSC,
Reg. S, 6.88%, 3/24/2026 (c)	600,000	648,024
6.88%, 3/24/2026 (b)	206,000	222,488
State Oil Co. of the Azerbaijan Republic,
Reg. S, 4.75%, 3/13/2023	500,000	497,630
Summit Midstream Holdings LLC,
5.75%, 4/15/2025	275,000	253,000
Targa Resources Partners LP,
4.13%, 11/15/2019 (c)	135,000	133,819
4.25%, 11/15/2023	95,000	87,994
6.75%, 3/15/2024	195,000	197,925
5.13%, 2/1/2025	125,000	117,187
5.00%, 1/15/2028 (c)	185,000	167,425
Tullow Oil plc,
7.00%, 3/1/2025 (b)	200,000	185,500
Whiting Petroleum Corp.,
5.75%, 3/15/2021	190,000	180,500
6.25%, 4/1/2023 (c)	155,000	141,050
6.63%, 1/15/2026 (c)	165,000	141,487
Williams Cos., Inc. (The),
4.50%, 11/15/2023	5,000,000	5,026,337
WPX Energy, Inc.,
6.00%, 1/15/2022 (c)	25,000	24,313
5.25%, 9/15/2024 (c)	125,000	113,125
5.75%, 6/1/2026	60,000	54,300

		86,887,407

Paper & Forest Products 0.0%†
Suzano Austria GmbH,
6.00%, 1/15/2029 (b)	200,000	204,100

Personal Products 0.0%†
Edgewell Personal Care Co.,
4.70%, 5/19/2021	15,000	14,775
4.70%, 5/24/2022 (c)	165,000	158,812
Prestige Brands, Inc.,
6.38%, 3/1/2024 (b)(c)	80,000	77,200

		250,787

Pharmaceuticals 1.1%
AstraZeneca plc,
2.38%, 6/12/2022	7,205,000	6,911,254

16

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc.,
6.50%, 3/15/2022 (b)	$105,000	$105,525
5.50%, 3/1/2023 (b)(c)	20,000	18,300
5.88%, 5/15/2023 (b)	190,000	175,750
7.00%, 3/15/2024 (b)	120,000	121,200
5.50%, 11/1/2025 (b)	220,000	205,150
Endo Dac,
6.00%, 7/15/2023 (b)	200,000	152,500
6.00%, 2/1/2025 (b)(h)	40,000	28,700
Endo Finance LLC,
5.38%, 1/15/2023 (b)	125,000	95,000
Shire Acquisitions Investments Ireland DAC,
1.90%, 9/23/2019	7,730,000	7,621,670
2.88%, 9/23/2023	2,330,000	2,202,589

		17,637,638

Professional Services 0.0%†
IHS Markit Ltd.,
5.00%, 11/1/2022 (b)	300,000	303,000

Real Estate Management & Development 0.0%†
Realogy Group LLC,
4.50%, 4/15/2019 (b)(c)	210,000	209,212
5.25%, 12/1/2021 (b)	10,000	9,500

		218,712

Road & Rail 0.1%
Avis Budget Car Rental LLC,
5.50%, 4/1/2023 (c)	45,000	43,425
5.25%, 3/15/2025 (b)(c)	90,000	77,850
Avolon Holdings Funding Ltd.,
5.13%, 10/1/2023 (b)	120,000	114,600
Hertz Corp. (The),
5.88%, 10/15/2020	95,000	92,150
7.63%, 6/1/2022 (b)	55,000	51,837
5.50%, 10/15/2024 (b)(c)	525,000	383,250
Park Aerospace Holdings Ltd.,
5.25%, 8/15/2022 (b)	555,000	536,963
5.50%, 2/15/2024 (b)	315,000	303,975

		1,604,050

Semiconductors & Semiconductor Equipment 2.1%
Amkor Technology, Inc.,
6.38%, 10/1/2022 (c)	205,000	205,574
Broadcom Corp.,
2.38%, 1/15/2020	7,420,000	7,327,333
2.65%, 1/15/2023	12,445,000	11,581,845
Microchip Technology, Inc.,
3.92%, 6/1/2021 (b)	7,425,000	7,365,508
4.33%, 6/1/2023 (b)	8,300,000	8,095,945
Micron Technology, Inc.,
5.50%, 2/1/2025 (c)	85,000	83,194
NXP BV,
4.13%, 6/1/2021 (b)	200,000	197,500
Sensata Technologies UK Financing Co. plc,
6.25%, 2/15/2026 (b)	200,000	201,000

		35,057,899

Corporate Bonds (continued)

	Principal Amount	Value

Software 0.1%
CDK Global, Inc.,
3.80%, 10/15/2019	$80,000	$79,600
5.00%, 10/15/2024	50,000	49,000
5.88%, 6/15/2026	75,000	75,304
4.88%, 6/1/2027	41,000	38,027
Infor Software Parent LLC,
7.13%, 5/1/2021 (b)(c)(d)	175,000	170,188
j2 Cloud Services LLC,
6.00%, 7/15/2025 (b)	125,000	122,187
Nuance Communications, Inc.,
5.38%, 8/15/2020 (b)	65,000	64,919
6.00%, 7/1/2024 (c)	325,000	323,375
Open Text Corp.,
5.88%, 6/1/2026 (b)	245,000	240,100

		1,162,700

Specialty Retail 0.0%†
Penske Automotive Group, Inc.,
3.75%, 8/15/2020 (c)	220,000	214,500
5.75%, 10/1/2022	65,000	64,837

		279,337

Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.,
4.65%, 2/23/2046	7,015,000	7,425,646
Dell International LLC,
4.42%, 6/15/2021 (b)	12,010,000	11,990,187
5.88%, 6/15/2021 (b)	260,000	259,720
5.45%, 6/15/2023 (b)	6,000,000	6,105,841
6.02%, 6/15/2026 (b)	14,110,000	14,173,802
Hewlett Packard Enterprise Co.,
4.90%, 10/15/2025	6,200,000	6,248,749
Western Digital Corp.,
4.75%, 2/15/2026	180,000	156,150

		46,360,095

Trading Companies & Distributors 0.5%
Air Lease Corp.,
3.63%, 12/1/2027	4,535,000	4,005,904
4.63%, 10/1/2028 (c)	3,725,000	3,518,387
Aircastle Ltd.,
6.25%, 12/1/2019 (c)	205,000	209,883
5.13%, 3/15/2021	130,000	132,117
HD Supply, Inc.,
5.38%, 10/15/2026 (b)(c)	135,000	130,950
United Rentals North America, Inc.,
4.63%, 7/15/2023 (c)	50,000	49,062
5.75%, 11/15/2024 (c)	150,000	144,375

		8,190,678

Water Utilities 0.0%†
Agua y Saneamientos Argentinos SA,
Reg. S, 6.63%, 2/1/2023	150,000	107,250

Wireless Telecommunication Services 0.1%
Hughes Satellite Systems Corp.,
6.50%, 6/15/2019	162,000	163,417
Sprint Corp.,
7.88%, 9/15/2023	185,000	189,856

17

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Wireless Telecommunication Services (continued)
Sprint Corp., (continued)
7.13%, 6/15/2024	$695,000	$688,287
7.63%, 3/1/2026	270,000	266,625
T-Mobile USA, Inc.,
6.00%, 3/1/2023 (c)	355,000	356,679
6.00%, 4/15/2024	70,000	70,000
6.50%, 1/15/2026	70,000	71,400
4.50%, 2/1/2026	95,000	87,163
Wind Tre SpA,
5.00%, 1/20/2026 (b)	280,000	230,216

		2,123,643

Total Corporate Bonds (cost $608,444,187)		587,883,661

Foreign Government Securities 2.2%
ANGOLA 0.0%†
Republic of Angola,
Reg. S, 9.38%, 5/8/2048	200,000	187,016

ARGENTINA 0.1%
Republic of Argentina,
8.28%, 12/31/2033	729,060	568,667
2.50%, 12/31/2038 (c)(h)	1,140,000	624,731
6.88%, 1/11/2048	287,000	199,824

		1,393,222

BELARUS 0.0%†
Belarus Government Bond,
Reg. S, 7.63%, 6/29/2027	200,000	204,543

BELIZE 0.0%†
Belize Government Bond,
Reg. S, 4.94%, 2/20/2034 (h)	218,000	123,170

BERMUDA 0.0%†
Bermuda Government Bond,
Reg. S, 3.72%, 1/25/2027	200,000	190,234
Reg. S, 4.75%, 2/15/2029	272,000	276,420

		466,654

BRAZIL 0.0%†
Brazil Minas SPE via State of Minas Gerais,
Reg. S, 5.33%, 2/15/2028	200,000	198,500
Federative Republic of Brazil,
5.00%, 1/27/2045	200,000	174,702

		373,202

CANADA 0.3%
Province of Ontario,
2.00%, 1/30/2019	4,000,000	3,998,280

COLOMBIA 0.1%
Republic of Colombia,
7.38%, 9/18/2037	132,000	159,654
6.13%, 1/18/2041	290,000	313,200
5.00%, 6/15/2045	200,000	190,400

		663,254

Foreign Government Securities (continued)

	Principal Amount	Value

COSTA RICA 0.0%†
Republic of Costa Rica,
7.16%, 3/12/2045 (b)	$438,000	$377,227
Reg. S, 7.16%, 3/12/2045	200,000	172,250

		549,477

CROATIA 0.1%
Republic of Croatia,
Reg. S, 5.50%, 4/4/2023	440,000	461,440
Reg. S, 6.00%, 1/26/2024	250,000	269,788

		731,228

DOMINICAN REPUBLIC 0.0%†
Dominican Republic Bond,
Reg. S, 6.00%, 7/19/2028	150,000	149,625
Reg. S, 7.45%, 4/30/2044	100,000	104,000
Reg. S, 6.85%, 1/27/2045	200,000	197,000

		450,625

ECUADOR 0.0%†
Republic of Ecuador,
Reg. S, 9.63%, 6/2/2027	200,000	181,000
Reg. S, 7.88%, 1/23/2028	200,000	162,500

		343,500

EGYPT 0.0%†
Arab Republic of Egypt,
Reg. S, 8.50%, 1/31/2047	200,000	180,261
Reg. S, 7.90%, 2/21/2048	430,000	369,920

		550,181

EL SALVADOR 0.0%†
Republic of El Salvador,
Reg. S, 7.75%, 1/24/2023	80,000	82,300
Reg. S, 8.63%, 2/28/2029 (c)	62,000	64,712

		147,012

GHANA 0.1%
Republic of Ghana,
Reg. S, 7.63%, 5/16/2029	366,000	327,834
Reg. S, 10.75%, 10/14/2030	330,000	372,966

		700,800

HUNGARY 0.0%†
Hungary Government Bond,
7.63%, 3/29/2041	280,000	391,951

INDONESIA 0.1%
Republic of Indonesia,
4.75%, 2/11/2029	200,000	203,036
Reg. S, 7.75%, 1/17/2038	185,000	237,644
Reg. S, 5.25%, 1/17/2042	540,000	541,978

		982,658

IVORY COAST 0.1%
Republic of Cote d’Ivoire,
Reg. S, 5.75%, 12/31/2032 (h)	1,295,000	1,141,050

18

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

JAPAN 0.5%
Japan Bank for International Cooperation,
3.50%, 10/31/2028 (c)	$8,330,000	$8,518,289

KENYA 0.0%†
Republic of Kenya,
Reg. S, 8.25%, 2/28/2048	210,000	178,507

LEBANON 0.0%†
Lebanon Government Bond,
Reg. S, 6.85%, 3/23/2027	45,000	35,626
Reg. S, 6.65%, 2/26/2030	145,000	109,679

		145,305

MEXICO 0.0%†
United Mexican States,
5.75%, 10/12/2110	652,000	612,880

MONGOLIA 0.1%
Development Bank of Mongolia LLC,
7.25%, 10/23/2023 (b)	200,000	196,308
Mongolia Government Bond,
Reg. S, 10.88%, 4/6/2021	200,000	219,481
Reg. S, 8.75%, 3/9/2024	200,000	213,829

		629,618

NIGERIA 0.1%
Federal Republic of Nigeria,
5.63%, 6/27/2022	200,000	193,544
Reg. S, 7.63%, 11/21/2025	200,000	192,800
Reg. S, 6.50%, 11/28/2027	200,000	176,548
Reg. S, 7.14%, 2/23/2030	200,000	176,620
Reg. S, 7.88%, 2/16/2032	400,000	362,489

		1,102,001

OMAN 0.0%†
Oman Government Bond,
Reg. S, 6.50%, 3/8/2047	200,000	161,032
Reg. S, 6.75%, 1/17/2048	249,000	205,425

		366,457

PANAMA 0.0%†
Republic of Panama,
8.88%, 9/30/2027	400,000	530,000

PARAGUAY 0.0%†
Republic of Paraguay,
Reg. S, 6.10%, 8/11/2044	200,000	206,250

QATAR 0.0%†
Qatar Government Bond,
Reg. S, 4.50%, 4/23/2028	205,000	213,969

RUSSIA 0.0%†
Russian Federal Bond —OFZ,Reg S
Reg. S, 7.50%, 3/31/2030 (h)	16,106	17,573
Reg. S, 5.88%, 9/16/2043	200,000	210,520

Foreign Government Securities (continued)

	Principal Amount	Value

RUSSIA (continued)
Reg. S, 5.25%, 6/23/2047	$200,000	$186,517

		414,610

SAUDI ARABIA 0.0%†
Kingdom of Saudi Arabia,
Reg. S, 2.88%, 3/4/2023	200,000	192,249
Reg. S, 4.50%, 4/17/2030	200,000	198,705

		390,954

SERBIA 0.0%†
Republic of Serbia,
Reg. S, 4.88%, 2/25/2020	200,000	201,710
Reg. S, 7.25%, 9/28/2021 (c)	350,000	376,708

		578,418

SOUTH AFRICA 0.3%
Republic of South Africa,
4.67%, 1/17/2024	100,000	97,590
5.88%, 6/22/2030 (c)	200,000	195,008
6.50%, 2/28/2041	ZAR 108,720,000	5,270,685

		5,563,283

SRI LANKA 0.1%
Democratic Socialist Republic of Sri Lanka,
Reg. S, 5.88%, 7/25/2022	$267,000	249,691
Reg. S, 6.85%, 11/3/2025	217,000	202,974
Reg. S, 6.20%, 5/11/2027	200,000	176,029
Reg. S, 6.75%, 4/18/2028 (c)	477,000	433,810

		1,062,504

TURKEY 0.1%
Export Credit Bank of Turkey,
Reg. S, 5.38%, 2/8/2021	200,000	192,940
5.38%, 10/24/2023 (b)	200,000	181,788
Republic of Turkey,
7.50%, 11/7/2019	210,000	213,938
6.25%, 9/26/2022	200,000	201,148
7.25%, 12/23/2023	200,000	205,306
6.00%, 3/25/2027	750,000	705,228
5.13%, 2/17/2028 (c)	222,000	194,343
6.13%, 10/24/2028	200,000	186,235
6.00%, 1/14/2041	200,000	168,500

		2,249,426

UKRAINE 0.1%
Ukraine Government Bond,
Reg. S, 7.75%, 9/1/2025	230,000	199,180
Reg. S, 7.75%, 9/1/2026	260,000	221,403
Reg. S, 7.75%, 9/1/2027 (c)	410,000	346,172
0.00%, 5/31/2040 (b)(e)	228,000	131,100
Ukreximbank Via Biz Finance plc,
9.63%, 4/27/2022 (b)	240,000	234,768

		1,132,623

URUGUAY 0.0%†
Oriental Republic of Uruguay,
5.10%, 6/18/2050	116,000	113,854

19

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Bolivarian Republic of Venezuela,
Reg. S, 8.25%, 10/13/2024 (g)	$372,300	$85,629

ZAMBIA 0.0%†
Republic of Zambia,
Reg. S, 8.50%, 4/14/2024	200,000	148,986

Total Foreign Government Securities (cost $40,633,435)		37,641,386

Mortgage-Backed Securities 31.7%
FHLMC Gold Pool
Pool# G13072 5.00%, 4/1/2023	3,067	3,183
Pool# G13122 5.00%, 4/1/2023	1,291	1,340
Pool# G13225 5.00%, 6/1/2023	28,490	29,452
Pool# J08443 5.00%, 7/1/2023	13,013	13,139
Pool# C90699 5.00%, 8/1/2023	99,390	104,070
Pool# Z60021 5.00%, 9/1/2023	287,987	301,546
Pool# Z60045 5.00%, 1/1/2025	383,242	401,285
Pool# Z60024 5.00%, 1/1/2025	184,059	192,725
Pool# G30372 5.00%, 9/1/2027	28,247	29,577
Pool# C91175 5.00%, 5/1/2028	1,177,905	1,233,363
Pool# C91317 5.00%, 7/1/2030	162,156	170,208
Pool# G30698 5.00%, 7/1/2031	67,552	70,733
Pool# G16093 3.00%, 2/1/2032	1,721,092	1,715,329
Pool# J37203 3.00%, 7/1/2032	1,914,866	1,908,454
Pool# G30795 5.00%, 7/1/2032	446,733	468,135
Pool# G16505 3.50%, 2/1/2033	2,821,300	2,858,319
Pool# A24611 4.50%, 6/1/2034	2,621	2,725
Pool# G08084 4.50%, 10/1/2035	27,518	28,602
Pool# A39572 5.00%, 11/1/2035	26,322	27,941
Pool# G02379 6.00%, 10/1/2036	4,697	5,130
Pool# G02976 5.50%, 6/1/2037	15,807	17,047
Pool# G08204 5.50%, 6/1/2037	2,929	3,148
Pool# G08210 6.00%, 7/1/2037	35,496	38,764

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A65518 6.00%, 9/1/2037	$21,096	$23,018
Pool# G03432 5.50%, 11/1/2037	19,447	20,973
Pool# A68546 5.50%, 11/1/2037	11,277	12,088
Pool# G03616 6.00%, 12/1/2037	8,167	8,923
Pool# G03927 5.50%, 1/1/2038	4,856	5,237
Pool# G03964 5.50%, 2/1/2038	29,477	31,587
Pool# A72499 6.00%, 2/1/2038	4,238	4,617
Pool# A75432 5.50%, 3/1/2038	63,555	67,110
Pool# G08256 5.50%, 3/1/2038	4,016	4,300
Pool# G04156 6.00%, 3/1/2038	8,027	8,769
Pool# A76483 5.50%, 4/1/2038	75,585	80,859
Pool# G08263 5.50%, 4/1/2038	4,982	5,333
Pool# A76211 6.00%, 4/1/2038	1,157	1,252
Pool# G04287 5.00%, 5/1/2038	39,667	41,762
Pool# A77057 5.50%, 5/1/2038	3,476	3,694
Pool# G04359 5.50%, 6/1/2038	99,002	105,779
Pool# A78624 5.50%, 6/1/2038	49,592	53,056
Pool# G04458 5.50%, 6/1/2038	24,392	26,058
Pool# A77648 5.50%, 6/1/2038	1,568	1,656
Pool# A78076 6.00%, 6/1/2038	22,296	23,987
Pool# A78454 6.00%, 6/1/2038	8,856	9,657
Pool# A79018 5.50%, 7/1/2038	28,075	30,145
Pool# G04471 5.50%, 7/1/2038	27,973	29,855
Pool# G04817 5.00%, 9/1/2038	76,606	81,091
Pool# A82609 5.50%, 9/1/2038	14,480	15,290
Pool# A82093 5.50%, 9/1/2038	10,196	10,767
Pool# A81743 5.50%, 9/1/2038	7,623	8,049
Pool# G04847 5.50%, 10/1/2038	34,188	36,570
Pool# G05979 5.50%, 10/1/2038	7,622	8,154
Pool# A82703 5.50%, 10/1/2038	3,319	3,505
Pool# A82656 5.50%, 10/1/2038	3,167	3,362

20

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A82787 5.50%, 11/1/2038	$491,275	$522,137
Pool# A82757 5.50%, 11/1/2038	92,113	97,266
Pool# A83032 5.50%, 11/1/2038	4,566	4,822
Pool# A83071 5.50%, 11/1/2038	2,256	2,382
Pool# A83066 5.50%, 11/1/2038	1,048	1,114
Pool# G05337 5.50%, 12/1/2038	141,207	150,913
Pool# A83596 5.50%, 12/1/2038	22,496	23,754
Pool# G08314 5.50%, 1/1/2039	15,533	16,530
Pool# G08331 4.50%, 2/1/2039	3,408	3,552
Pool# G08323 5.00%, 2/1/2039	83,680	88,561
Pool# A84417 5.50%, 2/1/2039	18,202	19,220
Pool# G05300 5.50%, 2/1/2039	4,789	5,103
Pool# A84655 4.50%, 3/1/2039	217,556	225,723
Pool# G05841 5.50%, 4/1/2039	10,027	10,671
Pool# A86968 4.50%, 6/1/2039	15,421	16,087
Pool# G05472 4.50%, 6/1/2039	5,924	6,199
Pool# A87250 5.00%, 6/1/2039	145,527	154,166
Pool# A87679 5.00%, 8/1/2039	96,823	102,367
Pool# G07021 5.00%, 9/1/2039	187,269	198,236
Pool# A89385 4.50%, 10/1/2039	7,571	7,921
Pool# G05684 5.50%, 10/1/2039	60,224	64,302
Pool# V80890 5.50%, 12/1/2039	248,459	264,878
Pool# G05813 6.00%, 12/1/2039	16,421	17,906
Pool# G05923 5.50%, 2/1/2040	37,519	40,121
Pool# G06031 5.50%, 3/1/2040	13,040	13,958
Pool# A91997 5.00%, 4/1/2040	58,479	61,501
Pool# G05849 4.50%, 5/1/2040	426,479	446,547
Pool# G08402 5.00%, 6/1/2040	85,646	90,715
Pool# A92458 5.00%, 6/1/2040	37,460	39,677
Pool# A92764 5.50%, 6/1/2040	32,406	34,463
Pool# C03486 4.50%, 7/1/2040	4,962	5,196

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G06412 5.50%, 7/1/2040	$685,324	$731,759
Pool# C03531 4.00%, 10/1/2040	896,036	921,958
Pool# A94833 4.00%, 11/1/2040	2,725,207	2,803,985
Pool# A95230 4.00%, 12/1/2040	1,012,286	1,041,545
Pool# A96634 4.50%, 2/1/2041	184,920	193,405
Pool# G08443 4.50%, 4/1/2041	618,985	648,114
Pool# A97942 4.50%, 4/1/2041	185,284	194,004
Pool# Q00876 4.50%, 5/1/2041	878,180	919,507
Pool# Q00950 5.00%, 5/1/2041	374,969	395,943
Pool# Q01198 5.50%, 6/1/2041	30,004	31,692
Pool# G06956 4.50%, 8/1/2041	797,327	834,842
Pool# Z40047 4.00%, 10/1/2041	230,352	237,012
Pool# Q06344 4.00%, 2/1/2042	2,197,965	2,261,568
Pool# G08479 3.50%, 3/1/2042	349,391	351,982
Pool# C03795 3.50%, 4/1/2042	2,416,798	2,434,671
Pool# Q08997 3.50%, 6/1/2042	691,236	696,363
Pool# Q09004 3.50%, 6/1/2042	521,137	525,003
Pool# C04008 4.00%, 6/1/2042	740,665	762,097
Pool# C09004 3.50%, 7/1/2042	805,233	811,207
Pool# G08500 3.50%, 7/1/2042	481,733	485,307
Pool# G07083 4.00%, 7/1/2042	354,452	364,709
Pool# Z40054 4.00%, 7/1/2042	300,898	309,601
Pool# Q09896 3.50%, 8/1/2042	418,060	421,161
Pool# Q11348 3.50%, 9/1/2042	1,384,907	1,395,182
Pool# Q11095 3.50%, 9/1/2042	350,238	352,836
Pool# Q12143 3.50%, 10/1/2042	229,256	230,951
Pool# G07155 4.00%, 10/1/2042	548,539	564,131
Pool# Q13765 4.00%, 12/1/2042	305,249	314,081
Pool# Q17389 3.50%, 4/1/2043	881,369	887,907
Pool# Q16893 3.50%, 4/1/2043	378,464	381,226
Pool# Q18305 3.50%, 5/1/2043	290,301	292,419

21

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q19476 3.50%, 6/1/2043	$385,745	$388,587
Pool# Q19480 4.00%, 6/1/2043	2,423,854	2,485,114
Pool# G07459 3.50%, 8/1/2043	873,601	880,081
Pool# G08541 3.50%, 8/1/2043	782,338	787,980
Pool# Q20857 3.50%, 8/1/2043	594,870	599,282
Pool# Q20860 3.50%, 8/1/2043	273,488	275,446
Pool# V80509 4.00%, 10/1/2043	347,118	355,637
Pool# G08558 4.00%, 11/1/2043	163,642	167,511
Pool# G08559 4.50%, 11/1/2043	836,065	867,382
Pool# G08582 4.00%, 4/1/2044	245,748	251,184
Pool# G08583 4.50%, 4/1/2044	333,581	345,771
Pool# Q26367 4.00%, 5/1/2044	167,688	171,926
Pool# G08596 4.50%, 7/1/2044	1,036,571	1,074,450
Pool# G07943 4.50%, 8/1/2044	9,162	9,497
Pool# G07964 5.00%, 8/1/2044	316,479	336,025
Pool# Q45219 3.50%, 1/1/2045	1,301,029	1,306,920
Pool# G07961 3.50%, 3/1/2045	867,570	871,992
Pool# G08633 4.00%, 3/1/2045	2,755,077	2,815,767
Pool# Q32070 4.00%, 3/1/2045	777,107	794,305
Pool# G08636 3.50%, 4/1/2045	2,565,138	2,573,843
Pool# Q35164 4.00%, 5/1/2045	835,041	853,493
Pool# Q33869 4.00%, 6/1/2045	509,917	521,042
Pool# G08659 3.50%, 8/1/2045	2,467,326	2,475,699
Pool# V81992 4.00%, 10/1/2045	2,238,892	2,285,853
Pool# Q36814 4.00%, 10/1/2045	1,509,529	1,541,228
Pool# G08672 4.00%, 10/1/2045	1,189,809	1,214,916
Pool# G08676 3.50%, 11/1/2045	2,096,125	2,103,239
Pool# G08681 3.50%, 12/1/2045	924,616	927,754
Pool# G08686 3.00%, 1/1/2046	449,312	438,693
Pool# Q38473 4.00%, 1/1/2046	1,645,635	1,680,027
Pool# Q38470 4.00%, 1/1/2046	889,028	907,608

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# V82196 4.50%, 1/1/2046	$312,952	$325,810
Pool# Q39644 3.50%, 3/1/2046	4,059,955	4,073,312
Pool# G08693 3.50%, 3/1/2046	1,207,720	1,211,693
Pool# Q39438 4.00%, 3/1/2046	1,371,574	1,400,239
Pool# G08699 4.00%, 3/1/2046	1,296,345	1,323,437
Pool# G08700 4.50%, 3/1/2046	474,282	491,598
Pool# G08702 3.50%, 4/1/2046	1,752,030	1,757,252
Pool# Q40718 3.50%, 5/1/2046	1,470,744	1,474,976
Pool# G08706 3.50%, 5/1/2046	628,642	630,451
Pool# G08708 4.50%, 5/1/2046	113,263	117,399
Pool# Q40728 4.50%, 5/1/2046	27,345	28,321
Pool# Q45458 4.00%, 8/1/2046	2,295,601	2,343,574
Pool# G60724 3.00%, 10/1/2046	2,698,770	2,634,778
Pool# G08735 4.50%, 10/1/2046	392,596	406,934
Pool# Q44452 3.00%, 11/1/2046	3,081,676	3,006,215
Pool# G08744 4.50%, 12/1/2046	1,342,424	1,391,438
Pool# G08741 3.00%, 1/1/2047	2,139,726	2,086,131
Pool# G08747 3.00%, 2/1/2047	3,500,120	3,413,797
Pool# V82942 3.00%, 2/1/2047	1,350,859	1,318,080
Pool# Q46279 3.50%, 2/1/2047	2,670,456	2,674,661
Pool# Q46283 4.00%, 2/1/2047	2,478,016	2,526,767
Pool# Q46251 4.00%, 2/1/2047	1,077,067	1,099,162
Pool# Q46236 4.50%, 2/1/2047	634,757	657,589
Pool# G08753 4.50%, 2/1/2047	363,546	376,678
Pool# Q46310 4.50%, 2/1/2047	16,606	17,206
Pool# G08762 4.00%, 5/1/2047	3,823,058	3,901,192
Pool# V83204 4.50%, 5/1/2047	909,994	942,653
Pool# G08767 4.00%, 6/1/2047	4,181,105	4,266,233
Pool# G08768 4.50%, 6/1/2047	926,156	959,466
Pool# G08770 3.50%, 7/1/2047	1,330,257	1,330,445
Pool# G08772 4.50%, 7/1/2047	36,343	37,648

22

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q50035 3.50%, 8/1/2047	$2,581,294	$2,582,184
Pool# G08774 3.50%, 8/1/2047	1,483,551	1,484,450
Pool# G08775 4.00%, 8/1/2047	3,553,916	3,625,727
Pool# G61228 4.00%, 8/1/2047	2,515,345	2,570,023
Pool# G08779 3.50%, 9/1/2047	2,089,100	2,089,558
Pool# Q51268 3.50%, 10/1/2047	3,256,140	3,256,222
Pool# G08784 3.50%, 10/1/2047	1,498,534	1,498,572
Pool# G08785 4.00%, 10/1/2047	3,894,816	3,972,914
Pool# G61631 3.50%, 11/1/2047	4,186,093	4,197,286
Pool# G61467 4.00%, 11/1/2047	3,919,128	3,996,218
Pool# G08789 4.00%, 11/1/2047	2,407,009	2,458,066
Pool# G61281 3.50%, 1/1/2048	2,728,386	2,727,902
Pool# Q53535 3.50%, 1/1/2048	2,559,588	2,558,810
Pool# G08801 4.00%, 2/1/2048	2,629,189	2,681,415
Pool# G67710 3.50%, 3/1/2048	2,673,236	2,675,264
Pool# G08805 4.00%, 3/1/2048	1,020,308	1,040,375
Pool# G08814 4.00%, 5/1/2048	1,770,253	1,805,069
Pool# V84282 4.50%, 6/1/2048	101,159	104,755
Pool# G08827 4.50%, 7/1/2048	1,805,262	1,869,433
Pool# G08832 4.50%, 8/1/2048	2,392,177	2,476,498
FHLMC TBA
5.00%, 4/15/2037	2,180,000	2,282,991
3.50%, 6/15/2044	2,140,000	2,138,768
4.00%, 1/15/2048	13,005,000	13,257,734
4.50%, 1/15/2048	10,695,000	11,070,310
FNMA Pool
Pool# 969941 5.00%, 3/1/2023	8,415	8,562
Pool# 982885 5.00%, 5/1/2023	3,721	3,868
Pool# 254797 5.00%, 6/1/2023	118,597	124,235
Pool# 975884 5.00%, 6/1/2023	1,287	1,310
Pool# 987214 5.00%, 7/1/2023	536	547
Pool# 987456 5.00%, 8/1/2023	7,737	7,873
Pool# 976243 5.00%, 8/1/2023	2,646	2,712
Pool# 965102 5.00%, 9/1/2023	501	509

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 254911 5.00%, 10/1/2023	$22,829	$23,914
Pool# 254985 5.00%, 11/1/2023	302,500	316,879
Pool# 255582 5.00%, 1/1/2025	1,672	1,752
Pool# 255627 5.00%, 2/1/2025	166,667	174,590
Pool# 255667 5.00%, 3/1/2025	2,256	2,363
Pool# 255892 5.00%, 9/1/2025	301,996	316,351
Pool# 256170 5.00%, 3/1/2026	208,983	218,916
Pool# 256294 5.00%, 5/1/2026	1,000	1,051
Pool# 256639 5.00%, 2/1/2027	209,138	219,079
Pool# 256820 5.00%, 7/1/2027	138,644	145,234
Pool# 256896 5.50%, 9/1/2027	188,161	199,073
Pool# 257075 5.50%, 2/1/2028	283,113	301,959
Pool# 889278 5.50%, 4/1/2028	310,577	328,589
Pool# 257282 5.50%, 7/1/2028	74,307	78,616
Pool# 995477 5.50%, 1/1/2029	16,061	16,993
Pool# MA0082 5.00%, 5/1/2029	248,724	262,377
Pool# MA0097 5.00%, 6/1/2029	49,957	52,332
Pool# MA0295 5.00%, 1/1/2030	295,181	309,366
Pool# 932716 5.00%, 4/1/2030	10,898	11,416
Pool# MA0436 5.50%, 4/1/2030	25,665	27,156
Pool# AL6317 5.00%, 9/1/2030	306,535	321,105
Pool# AS9520 3.50%, 4/1/2032	2,269,490	2,298,205
Pool# AS9882 3.50%, 7/1/2032	1,424,591	1,442,000
Pool# 676643 5.00%, 1/1/2033	64,761	68,216
Pool# MA3313 3.50%, 3/1/2033	1,279,051	1,294,682
Pool# 720679 5.00%, 6/1/2033	7,670	8,142
Pool# 310100 5.00%, 8/1/2033	144,729	153,669
Pool# 738166 5.00%, 9/1/2033	2,041	2,138
Pool# 725027 5.00%, 11/1/2033	190,987	203,418
Pool# 745944 5.00%, 12/1/2033	55,706	59,148
Pool# 725422 5.00%, 4/1/2034	41,289	43,843

23

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AC2387 5.00%, 1/1/2035	$5,073	$5,386
Pool# AD0308 5.00%, 3/1/2035	402,042	426,912
Pool# 735403 5.00%, 4/1/2035	294,089	312,253
Pool# 735382 5.00%, 4/1/2035	88,761	94,240
Pool# 735581 5.00%, 6/1/2035	839,887	891,727
Pool# 735795 5.00%, 6/1/2035	562,384	597,121
Pool# 735578 5.00%, 6/1/2035	152,915	162,352
Pool# 826201 5.00%, 7/1/2035	28,728	30,487
Pool# 735667 5.00%, 7/1/2035	4,281	4,546
Pool# 310099 5.00%, 8/1/2035	1,033,949	1,097,754
Pool# 190360 5.00%, 8/1/2035	326,055	346,207
Pool# 735893 5.00%, 10/1/2035	156,650	166,352
Pool# 745275 5.00%, 2/1/2036	144,726	153,685
Pool# 885367 5.00%, 7/1/2036	1,361	1,436
Pool# 745826 6.00%, 7/1/2036	4,468	4,867
Pool# AI6495 5.00%, 9/1/2036	377,751	400,404
Pool# 899215 6.00%, 10/1/2036	16,879	18,303
Pool# 310107 5.00%, 11/1/2036	60,375	64,106
Pool# 906869 6.00%, 12/1/2036	65,014	69,761
Pool# 888222 6.00%, 2/1/2037	12,074	13,170
Pool# 910242 5.00%, 3/1/2037	1,436	1,514
Pool# 914049 6.00%, 3/1/2037	67,873	73,960
Pool# 918011 5.00%, 5/1/2037	58,916	62,106
Pool# 917988 6.00%, 5/1/2037	19,369	20,792
Pool# 937788 5.00%, 6/1/2037	732	771
Pool# 939984 6.00%, 6/1/2037	24,715	26,645
Pool# 915639 6.00%, 6/1/2037	20,497	21,994
Pool# 256822 5.00%, 7/1/2037	1,411	1,487
Pool# 928483 6.00%, 7/1/2037	12,840	13,838
Pool# 942052 6.00%, 7/1/2037	10,427	11,358

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 944526 6.00%, 7/1/2037	$5,076	$5,447
Pool# 899598 6.00%, 7/1/2037	3,689	4,020
Pool# 936895 6.00%, 8/1/2037	860	922
Pool# 888638 5.50%, 9/1/2037	22,706	24,445
Pool# 952276 6.00%, 9/1/2037	60,984	66,306
Pool# 946923 6.00%, 10/1/2037	30,804	33,531
Pool# 955770 6.00%, 10/1/2037	3,800	4,137
Pool# 933166 6.00%, 11/1/2037	36,686	39,530
Pool# 959983 6.00%, 11/1/2037	27,657	30,105
Pool# 956411 6.00%, 11/1/2037	8,801	9,444
Pool# 966419 6.00%, 12/1/2037	13,347	14,395
Pool# 929018 6.00%, 12/1/2037	8,284	9,024
Pool# 961348 6.00%, 1/1/2038	44,831	48,687
Pool# 965719 6.00%, 1/1/2038	5,047	5,463
Pool# 961992 6.00%, 3/1/2038	57,824	62,980
Pool# 979504 5.00%, 4/1/2038	16,669	17,570
Pool# 974532 5.00%, 4/1/2038	10,248	10,801
Pool# 973726 6.00%, 4/1/2038	42,929	46,630
Pool# 983284 5.50%, 5/1/2038	181,214	192,991
Pool# 975127 5.50%, 5/1/2038	152,947	162,903
Pool# 975049 5.50%, 5/1/2038	90,087	95,316
Pool# 995048 5.50%, 5/1/2038	48,572	52,293
Pool# 970232 5.50%, 5/1/2038	3,365	3,560
Pool# 969268 5.50%, 5/1/2038	1,894	2,003
Pool# 889579 6.00%, 5/1/2038	33,412	36,179
Pool# 889509 6.00%, 5/1/2038	21,860	23,852
Pool# 984000 5.00%, 6/1/2038	23,799	25,295
Pool# 889561 5.50%, 6/1/2038	314,632	335,607
Pool# 995018 5.50%, 6/1/2038	41,055	44,187
Pool# 985559 5.50%, 6/1/2038	27,519	29,311

24

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 985731 5.50%, 6/1/2038	$11,222	$12,066
Pool# 929714 5.50%, 7/1/2038	151,632	160,694
Pool# 934333 5.50%, 7/1/2038	51,584	55,066
Pool# 963975 5.50%, 7/1/2038	36,963	39,377
Pool# 986999 5.50%, 7/1/2038	26,409	28,212
Pool# 929737 5.50%, 7/1/2038	1,050	1,121
Pool# 889962 5.50%, 8/1/2038	114,652	122,125
Pool# 929824 5.50%, 8/1/2038	22,371	23,847
Pool# 986062 5.50%, 8/1/2038	4,311	4,593
Pool# 983378 6.00%, 8/1/2038	17,349	18,893
Pool# 925973 6.00%, 8/1/2038	5,628	6,039
Pool# 889995 5.50%, 9/1/2038	157,412	168,516
Pool# 970650 5.50%, 10/1/2038	32,410	34,508
Pool# 930071 6.00%, 10/1/2038	166,020	178,142
Pool# 992035 6.00%, 10/1/2038	5,426	5,822
Pool# 991002 6.00%, 10/1/2038	1,621	1,739
Pool# 995759 5.50%, 11/1/2038	195,322	208,271
Pool# 994637 5.50%, 11/1/2038	147,087	156,797
Pool# 985805 5.50%, 11/1/2038	64,594	69,438
Pool# 987994 5.50%, 11/1/2038	20,805	22,011
Pool# 970809 5.50%, 11/1/2038	9,381	10,067
Pool# AB0131 5.00%, 12/1/2038	8,264	8,739
Pool# 930253 5.50%, 12/1/2038	55,165	58,756
Pool# 970929 5.50%, 12/1/2038	37,943	40,413
Pool# 993055 5.50%, 12/1/2038	19,082	20,503
Pool# AD0385 5.50%, 12/1/2038	16,729	17,917
Pool# 991434 5.50%, 12/1/2038	14,756	15,723
Pool# 992944 5.50%, 12/1/2038	14,279	15,107
Pool# 992676 5.50%, 12/1/2038	10,562	11,175
Pool# 934249 5.50%, 12/1/2038	10,271	10,938

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AA0694 5.50%, 12/1/2038	$9,315	$9,856
Pool# 934231 5.00%, 1/1/2039	1,559	1,649
Pool# 993100 5.50%, 1/1/2039	12,743	13,643
Pool# AA0187 5.50%, 1/1/2039	12,003	12,699
Pool# AA0729 5.50%, 2/1/2039	241,762	257,543
Pool# AA1638 5.50%, 2/1/2039	12,100	12,801
Pool# AD0306 5.50%, 3/1/2039	6,100	6,548
Pool# AA4463 4.50%, 4/1/2039	76,999	80,624
Pool# 935063 5.50%, 4/1/2039	48,364	51,582
Pool# 995845 5.50%, 4/1/2039	841	904
Pool# 995894 6.00%, 4/1/2039	130,884	142,727
Pool# 935075 6.00%, 4/1/2039	9,508	10,206
Pool# AB0733 4.50%, 6/1/2039	86,061	90,106
Pool# 995862 5.00%, 7/1/2039	41,345	43,604
Pool# AL0070 5.00%, 7/1/2039	34,863	36,733
Pool# AC0017 5.50%, 9/1/2039	8,388	8,905
Pool# AD0638 6.00%, 9/1/2039	45,623	49,780
Pool# AL2875 5.00%, 11/1/2039	161,279	170,595
Pool# 190399 5.50%, 11/1/2039	5,529	5,894
Pool# AD1656 4.50%, 3/1/2040	226,284	237,017
Pool# MA0389 5.50%, 4/1/2040	24,189	25,766
Pool# 190404 4.50%, 5/1/2040	104,056	108,992
Pool# AL0071 5.00%, 5/1/2040	84,994	89,556
Pool# AL0015 5.50%, 5/1/2040	330,839	352,666
Pool# AB1316 5.50%, 5/1/2040	57,728	61,076
Pool# AB1149 5.00%, 6/1/2040	118,242	125,516
Pool# AD6438 5.00%, 6/1/2040	7,161	7,601
Pool# AD7128 4.50%, 7/1/2040	7,690	8,055
Pool# AB1259 5.00%, 7/1/2040	381,346	404,735
Pool# AD6856 5.00%, 7/1/2040	4,079	4,322

25

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AC9032 5.00%, 7/1/2040	$999	$1,046
Pool# AD8529 4.50%, 8/1/2040	788,550	825,958
Pool# AB1389 4.50%, 8/1/2040	491,884	515,218
Pool# AB1335 4.50%, 8/1/2040	189,113	198,084
Pool# AD5283 4.50%, 9/1/2040	31,508	33,002
Pool# AE0691 4.50%, 10/1/2040	68,459	71,571
Pool# AE5471 4.50%, 10/1/2040	6,347	6,648
Pool# AE2691 4.50%, 12/1/2040	1,777,856	1,862,194
Pool# AH3952 4.00%, 1/1/2041	2,550,137	2,622,191
Pool# AH1560 4.00%, 1/1/2041	371,862	382,367
Pool# AE0725 4.50%, 1/1/2041	96,305	100,874
Pool# AL0791 4.00%, 2/1/2041	487,035	500,794
Pool# AE0984 4.50%, 2/1/2041	19,983	20,931
Pool# AL0065 4.50%, 4/1/2041	744,281	779,590
Pool# AH9471 4.50%, 4/1/2041	526,690	548,628
Pool# AH4038 4.50%, 4/1/2041	525,079	549,990
Pool# AI0213 4.50%, 4/1/2041	210,838	220,841
Pool# AI1193 4.50%, 4/1/2041	84,821	88,844
Pool# AI0706 5.00%, 4/1/2041	54,013	56,587
Pool# AI2468 4.50%, 5/1/2041	763,959	800,191
Pool# AI4211 4.50%, 6/1/2041	423,765	443,477
Pool# AI3506 4.50%, 6/1/2041	31,152	32,630
Pool# AI8194 4.50%, 8/1/2041	515,475	539,692
Pool# 890603 5.00%, 8/1/2041	12,335	12,978
Pool# AB3505 4.00%, 9/1/2041	1,531,575	1,574,856
Pool# AJ1416 4.50%, 9/1/2041	592,193	620,288
Pool# AJ1414 4.50%, 9/1/2041	249,767	260,807
Pool# AL1319 4.50%, 10/1/2041	134,589	140,753
Pool# AJ5269 4.00%, 11/1/2041	2,334,094	2,400,053
Pool# AL1547 4.50%, 11/1/2041	95,885	100,211

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AJ9278 3.50%, 12/1/2041	$792,750	$798,933
Pool# AB4102 3.50%, 12/1/2041	303,420	305,789
Pool# AJ7686 4.00%, 12/1/2041	3,042,545	3,128,515
Pool# AX5302 4.00%, 1/1/2042	658,204	676,791
Pool# AL1354 4.50%, 1/1/2042	1,018,837	1,063,864
Pool# AL4300 4.50%, 1/1/2042	325,084	340,503
Pool# AK2818 4.50%, 1/1/2042	291,674	304,294
Pool# AK2415 4.00%, 2/1/2042	752,236	773,488
Pool# AK4520 4.00%, 3/1/2042	341,287	350,929
Pool# AK6743 4.00%, 3/1/2042	137,197	141,073
Pool# AK6568 3.50%, 4/1/2042	1,234,808	1,244,423
Pool# AK6846 3.50%, 4/1/2042	786,059	792,195
Pool# AK9393 3.50%, 4/1/2042	728,748	734,424
Pool# AL4029 4.50%, 4/1/2042	303,896	318,312
Pool# AP7363 4.00%, 10/1/2042	2,624,465	2,698,420
Pool# AB7733 3.00%, 1/1/2043	868,048	853,423
Pool# AL3714 3.50%, 1/1/2043	1,212,158	1,221,619
Pool# AQ9328 3.50%, 1/1/2043	215,570	217,248
Pool# AB8931 3.00%, 4/1/2043	1,288,917	1,266,601
Pool# AB9046 3.50%, 4/1/2043	1,284,156	1,294,179
Pool# AT2021 3.50%, 4/1/2043	988,574	996,281
Pool# AT1001 3.50%, 4/1/2043	616,227	621,037
Pool# AB9374 3.50%, 5/1/2043	614,156	618,744
Pool# AT7207 3.50%, 6/1/2043	1,686,087	1,696,985
Pool# AB9864 3.50%, 7/1/2043	455,533	459,081
Pool# AU3735 3.00%, 8/1/2043	1,549,722	1,522,789
Pool# AU3195 3.00%, 8/1/2043	326,735	321,065
Pool# AS0331 3.00%, 8/1/2043	308,805	303,446
Pool# AS0212 3.50%, 8/1/2043	2,005,808	2,018,773
Pool# AS0210 3.50%, 8/1/2043	1,357,579	1,366,806

26

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AU0949 3.50%, 8/1/2043	$1,023,062	$1,032,630
Pool# AU3742 3.50%, 8/1/2043	791,684	797,851
Pool# AS0225 4.00%, 8/1/2043	2,673,037	2,742,572
Pool# AU0993 4.50%, 8/1/2043	124,300	128,739
Pool# AS0516 3.00%, 9/1/2043	724,604	712,067
Pool# AU6857
4.00%, 9/1/2043	887,290	912,517
Pool# AS0531
4.00%, 9/1/2043	597,342	613,938
Pool# AS0358
4.00%, 9/1/2043	475,394	488,721
Pool# MA1600
3.50%, 10/1/2043	1,332,990	1,341,606
Pool# AS0657
4.00%, 10/1/2043	772,046	791,869
Pool# AU4386
4.00%, 10/1/2043	336,367	345,189
Pool# AU6939
4.50%, 10/1/2043	217,784	226,737
Pool# AU9522
4.50%, 10/1/2043	212,155	220,902
Pool# AU5057
4.00%, 11/1/2043	691,323	707,293
Pool# AS1042
4.00%, 11/1/2043	226,381	232,312
Pool# AV0691
4.00%, 12/1/2043	251,379	258,390
Pool# AV0664
4.50%, 12/1/2043	967,441	1,007,369
Pool# AS1559
4.00%, 1/1/2044	1,520,628	1,563,991
Pool# AL5946
5.00%, 1/1/2044	884,423	931,960
Pool# AS1764
4.00%, 2/1/2044	313,805	321,699
Pool# AW1847
4.50%, 4/1/2044	133,536	139,044
Pool# AS2322
4.50%, 4/1/2044	24,752	25,773
Pool# AS2276
4.50%, 4/1/2044	16,304	16,977
Pool# MA1926
4.50%, 6/1/2044	687,849	718,944
Pool# AW2478
4.50%, 6/1/2044	378,182	395,501
Pool# AW9189
4.50%, 7/1/2044	341,939	354,138
Pool# AL6223
4.50%, 8/1/2044	2,562,102	2,667,773
Pool# AX2491
4.00%, 10/1/2044	754,426	770,549
Pool# AS3656
4.50%, 10/1/2044	53,015	55,201
Pool# AL6432
4.00%, 1/1/2045	1,738,884	1,775,904

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# MA2145
4.00%, 1/1/2045	$988,278	$1,010,149
Pool# AL6520
4.00%, 2/1/2045	4,291,170	4,382,199
Pool# AY4205
3.00%, 5/1/2045	639,606	626,970
Pool# AS5175
3.50%, 6/1/2045	1,499,429	1,504,866
Pool# AL9578
4.00%, 6/1/2045	1,148,593	1,181,834
Pool# AZ0862
3.50%, 7/1/2045	1,032,960	1,036,599
Pool# AZ7108
3.50%, 7/1/2045	429,170	430,183
Pool# AZ0869
4.00%, 7/1/2045	1,126,166	1,149,620
Pool# MA2415
4.00%, 10/1/2045	1,423,978	1,453,344
Pool# AL7620
3.00%, 11/1/2045	220,708	215,982
Pool# AS6400
4.00%, 12/1/2045	1,090,286	1,112,543
Pool# AS6464
3.50%, 1/1/2046	1,303,717	1,307,907
Pool# BA4782
4.00%, 1/1/2046	2,144,938	2,195,102
Pool# BC1105
3.50%, 2/1/2046	1,601,424	1,606,487
Pool# BC0300
3.50%, 3/1/2046	329,282	329,765
Pool# BC2495
4.00%, 3/1/2046	4,092,227	4,197,078
Pool# AS6795
4.00%, 3/1/2046	1,697,885	1,732,292
Pool# BC2733
3.00%, 5/1/2046	1,957,955	1,909,559
Pool# AS7248
4.00%, 5/1/2046	1,019,402	1,040,006
Pool# BC9420
4.50%, 5/1/2046	55,693	57,978
Pool# AS7401
4.00%, 6/1/2046	2,223,358	2,268,184
Pool# AS7558
4.00%, 7/1/2046	1,305,612	1,332,834
Pool# AS7801
3.50%, 8/1/2046	847,803	850,042
Pool# BM3932
3.50%, 10/1/2046	2,422,993	2,428,616
Pool# AS8143
4.00%, 10/1/2046	2,204,699	2,248,581
Pool# AS8144
4.00%, 10/1/2046	819,624	835,938
Pool# AS8157
4.50%, 10/1/2046	180,755	187,339
Pool# BE5069
3.00%, 11/1/2046	2,045,277	2,004,028
Pool# BM3803
3.50%, 11/1/2046	1,611,019	1,616,164
Pool# MA2836
4.50%, 12/1/2046	724,576	750,978

27

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS8659
4.00%, 1/1/2047	$2,974,284	$3,033,181
Pool# AS8661
4.00%, 1/1/2047	2,102,964	2,144,567
Pool# AS8699
4.00%, 1/1/2047	752,351	767,249
Pool# MA2872
4.50%, 1/1/2047	659,803	683,828
Pool# BE5475
3.50%, 2/1/2047	2,019,213	2,022,678
Pool# BM3688
3.50%, 2/1/2047	1,652,622	1,657,854
Pool# AS8807
3.50%, 2/1/2047	249,455	249,883
Pool# MA2959
3.50%, 4/1/2047	4,636,546	4,645,469
Pool# BE3619
4.00%, 5/1/2047	4,523,566	4,612,909
Pool# MA2995
4.00%, 5/1/2047	441,293	450,020
Pool# AS9829
3.50%, 6/1/2047	1,591,826	1,593,574
Pool# AS9831
4.00%, 6/1/2047	7,552,776	7,701,755
Pool# BE3702
4.00%, 6/1/2047	2,124,239	2,166,140
Pool# MA3057
3.50%, 7/1/2047	5,192,572	5,198,274
Pool# BE3767
3.50%, 7/1/2047	2,176,279	2,178,668
Pool# BM1538
4.00%, 7/1/2047	3,720,736	3,802,443
Pool# CA0062
4.00%, 7/1/2047	1,879,578	1,916,508
Pool# AS9975
4.00%, 7/1/2047	1,762,857	1,797,519
Pool# MA3058
4.00%, 7/1/2047	1,650,009	1,682,556
Pool# MA3087
3.50%, 8/1/2047	3,623,511	3,626,741
Pool# CA0237
4.00%, 8/1/2047	4,166,631	4,248,500
Pool# MA3088
4.00%, 8/1/2047	3,842,301	3,917,895
Pool# MA3120
3.50%, 9/1/2047	707,915	708,400
Pool# BH4019
4.00%, 9/1/2047	4,144,955	4,226,289
Pool# MA3121
4.00%, 9/1/2047	1,963,053	2,001,624
Pool# MA3149
4.00%, 10/1/2047	2,471,736	2,520,241
Pool# BH9360
4.00%, 10/1/2047	1,319,619	1,346,965
Pool# BJ0276
4.50%, 10/1/2047	686,327	711,224
Pool# MA3183
4.00%, 11/1/2047	3,175,288	3,237,515

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# MA3210
3.50%, 12/1/2047	$4,041,110	$4,041,400
Pool# MA3211
4.00%, 12/1/2047	519,704	530,368
Pool# BM3392
4.00%, 1/1/2048	3,609,055	3,678,447
Pool# BM3590
3.50%, 3/1/2048	1,552,707	1,555,698
Pool# BM3900
4.00%, 4/1/2048	1,653,670	1,687,577
Pool# CA1551
4.00%, 4/1/2048	1,160,266	1,182,995
Pool# CA1710
4.50%, 5/1/2048	2,462,847	2,551,349
Pool# MA3384
4.00%, 6/1/2048	2,047,385	2,087,493
Pool# MA3415
4.00%, 7/1/2048	2,567,067	2,617,357
Pool# CA2056
4.50%, 7/1/2048	2,564,885	2,657,820
Pool# CA2057
4.50%, 7/1/2048	2,017,817	2,090,930
Pool# BK4764
4.00%, 8/1/2048	3,182,042	3,244,381
Pool# MA3443
4.00%, 8/1/2048	2,313,557	2,358,882
Pool# BM2007
4.00%, 9/1/2048	3,369,262	3,435,267
Pool# BM4991
4.00%, 9/1/2048	3,063,006	3,123,009
FNMA TBA
4.00%, 1/25/2033	3,175,000	3,249,910
5.00%, 4/25/2037	400,000	418,969
4.00%, 9/25/2043	20,325,000	20,718,797
4.50%, 1/25/2048	12,040,000	12,467,279
GNMA I Pool
Pool# 618988
6.00%, 6/15/2034	11,146	11,958
Pool# 689575
6.50%, 7/15/2038	9,859	10,698
GNMA II Pool
Pool# MA0699
3.50%, 1/20/2043	1,264,324	1,278,727
Pool# MA0783
3.50%, 2/20/2043	1,551,333	1,575,686
Pool# MA2679
4.00%, 3/20/2045	28,329	29,223
Pool# MA2892
3.50%, 6/20/2045	115,528	116,487
Pool# MA3035
4.00%, 8/20/2045	61,130	62,907
Pool# MA3106
4.00%, 9/20/2045	1,664,705	1,712,313

28

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA3245
4.00%, 11/20/2045	$1,710,396	$1,764,309
Pool# MA3803
3.50%, 7/20/2046	707,669	712,676
Pool# MA4510
3.50%, 6/20/2047	2,621,118	2,638,525
Pool# MA4511
4.00%, 6/20/2047	1,398,792	1,433,213
Pool# MA4586
3.50%, 7/20/2047	3,822,176	3,847,560
Pool# MA4587
4.00%, 7/20/2047	2,839,451	2,910,125
Pool# MA4652
3.50%, 8/20/2047	2,692,094	2,709,973
Pool# MA4778
3.50%, 10/20/2047	2,000,514	2,013,801
Pool# MA5079
4.50%, 3/20/2048	2,473,288	2,560,906
Pool# MA5398
4.00%, 8/20/2048	1,783,473	1,827,359
Pool# MA5399
4.50%, 8/20/2048	3,441,607	3,563,769
Pool# MA5467
4.50%, 9/20/2048	1,266,379	1,311,320
GNMA TBA
4.50%, 10/20/2041	10,730,000	11,102,826
4.00%, 1/15/2047	11,540,000	11,815,878
5.00%, 1/15/2048	5,570,000	5,796,934

Total Mortgage-Backed Securities (cost $539,133,061)		533,837,994

U.S. Government Agency Securities 1.1%
FHLB, 5.50%, 07/15/2036	7,955,000	10,228,340
FNMA, 5.63%, 07/15/2037	3,060,000	4,032,722
Tennessee Valley Authority, 5.25%, 09/15/2039	3,000,000	3,757,107

Total U.S. Government Agency Securities (cost $18,593,549)		18,018,169

U.S. Treasury Obligations 14.8%
U.S. Treasury Bonds
5.38%, 2/15/2031	7,065,000	8,975,862
2.75%, 8/15/2042	70,935,000	67,903,638
2.25%, 8/15/2046	10,975,000	9,379,766
U.S. Treasury Inflation Linked Bonds
2.00%, 1/15/2026 (i)	32,835,000	44,649,752
2.38%, 1/15/2027 (i)	26,455,000	36,622,144
3.63%, 4/15/2028 (i)	3,185,000	6,110,877
3.88%, 4/15/2029 (i)	4,915,000	9,617,736
2.13%, 2/15/2040 (i)	3,575,000	4,915,754

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Inflation Linked Notes, 0.25%, 1/15/2025 (i)	$9,945,000	$10,167,703
U.S. Treasury Notes
2.25%, 7/31/2021	26,965,000	26,815,428
2.38%, 8/15/2024	21,015,000	20,822,089
2.25%, 11/15/2027	2,395,000	2,313,514

Total U.S. Treasury Obligations (cost $245,442,859)		248,294,263

Short-Term Investment 0.3%
U.S. Treasury Obligation 0.3%
U.S. Treasury Bills, 0.00%, 2/28/2019 (j)(k)(l)	5,500,000	5,479,263

Total Short-Term Investment (cost $5,479,398)		5,479,263

Repurchase Agreements 1.7%
Bank of America NA 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $7,001,167, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $7,140,000. (l)(m)	7,000,000	7,000,000
ML Pierce Fenner & Smith, Inc. 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $7,954,209, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $8,111,940. (l)(m)	7,952,883	7,952,883
Natixis Financial Products LLC 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $3,000,484, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $3,060,493. (l)(m)	3,000,000	3,000,000
NatWest Markets Securities, Inc. 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $2,000,965, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 -2/15/2048; total market value $2,040,845. (l)(m)	2,000,000	2,000,000

29

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc. 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $3,001,470, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $3,060,783. (l)(m)	$3,000,000	$3,000,000
Pershing LLC 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $6,001,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $6,120,001. (l)(m)	6,000,000	6,000,000

Total Repurchase Agreements (cost $28,952,883)		28,952,883

Total Investments (cost $1,819,411,151) — 106.5%		1,791,666,322

Liabilities in excess of other assets — (6.5)%		(108,819,273)

NET ASSETS — 100.0%		$1,682,847,049

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2018.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $167,516,390 which represents 9.95% of net assets.

(c)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $38,244,239, which was collateralized by cash used to purchase repurchase agreements with a total value of $28,952,883 and by $10,676,176 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 1/15/2019 - 11/15/2046, a total value of $39,629,059.

(d)	PIK - Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.

(f)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2018. The maturity date reflects the next call date.

(g)	Security in default.

(h)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(i)	Principal amounts are not adjusted for inflation.

(j)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(k)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(l)

Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $28,952,883.

(m)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

ZAR	South Africa Rand

30

Statement of Investments (Continued)

December 31, 2018

NVIT Core Plus Bond Fund (Continued)

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Foreign Exchange AUD/USD	14	3/2019	USD	987,280	(22,761)
Foreign Exchange EUR/USD	20	3/2019	USD	2,880,625	24,340
U.S. Treasury 10 Year Note	896	3/2019	USD	109,326,000	2,579,980
U.S. Treasury 2 Year Note	244	3/2019	USD	51,804,250	52,614
U.S. Treasury 5 Year Note	1,738	3/2019	USD	199,326,875	3,086,761

					5,720,934

Short Contracts
Euro-Bund	(27)	3/2019	EUR	(5,059,151)	(31,017)
Euro-Buxl	(80)	3/2019	EUR	(16,555,629)	(318,372)
Euro-OAT	(141)	3/2019	EUR	(24,361,853)	10,375
Foreign Exchange ZAR/USD	(159)	3/2019	USD	(5,475,562)	19,231
U.S. Treasury 10 Year Ultra Note	(303)	3/2019	USD	(39,413,672)	(778,303)
U.S. Treasury Long Bond	(237)	3/2019	USD	(34,602,000)	(1,555,839)
U.S. Treasury Ultra Bond	(119)	3/2019	USD	(19,118,094)	(996,590)

					(3,650,515)

					2,070,419

Currency:

AUD	Australian Dollar

EUR	Euro

USD	United States Dollar

ZAR	South Africa Rand

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

December 31, 2018

NVIT Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,790,458,268)	$1,762,713,439
Repurchase agreements, at value (cost $28,952,883)	28,952,883
Cash	7,579,988
Foreign currencies, at value (cost $1)	1
Interest receivable	12,034,605
Security lending income receivable	7,586
Receivable for investments sold	20,963,683
Receivable for capital shares issued	3,846
Receivable for variation margin on futures contracts	473,102
Prepaid expenses	2,799

Total Assets	1,832,731,932

Liabilities:
Payable for investments purchased	118,822,567
Payable for capital shares redeemed	1,273,393
Payable upon return of securities loaned (Note 2)	28,952,883
Accrued expenses and other payables:
Investment advisory fees	640,638
Fund administration fees	78,046
Distribution fees	16,123
Administrative servicing fees	10,693
Accounting and transfer agent fees	10,322
Trustee fees	591
Custodian fees	20,030
Compliance program costs (Note 3)	1,757
Professional fees	35,790
Printing fees	7,621
Other	14,429

Total Liabilities	149,884,883

Net Assets	$1,682,847,049

Represented by:
Capital	$1,749,174,812
Total distributable earnings (loss)	(66,327,763)

Net Assets	$1,682,847,049

32

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$6,599,863
Class II Shares	75,781,777
Class Y Shares	1,600,465,409

Total	$1,682,847,049

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	610,001
Class II Shares	7,011,688
Class Y Shares	147,498,035

Total	155,119,724

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.82
Class II Shares	$10.81
Class Y Shares	$10.85

*	Includes value of securities on loan of $38,244,239 (Note 2).

The accompanying notes are an integral part of these financial statements.

33

Statement of Operations

For the Year Ended December 31, 2018

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$61,422,065
Income from securities lending (Note 2)	148,627
Dividend income	8,750
Foreign tax withholding	(306)

Total Income	61,579,136

EXPENSES:
Investment advisory fees	7,992,918
Fund administration fees	537,358
Distribution fees Class II Shares	194,608
Administrative servicing fees Class I Shares	10,466
Administrative servicing fees Class II Shares	116,765
Professional fees	125,017
Printing fees	20,154
Trustee fees	55,305
Custodian fees	77,675
Accounting and transfer agent fees	41,170
Compliance program costs (Note 3)	7,275
Other	38,217

Total Expenses	9,216,928

NET INVESTMENT INCOME	52,362,208

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(25,610,223)
Expiration or closing of futures contracts (Note 2)	987,403
Foreign currency transactions (Note 2)	(335,422)

Net realized losses	(24,958,242)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(52,689,174)
Futures contracts (Note 2)	3,127,649
Translation of assets and liabilities denominated in foreign currencies	13,859

Net change in unrealized appreciation/depreciation	(49,547,666)

Net realized/unrealized losses	(74,505,908)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,143,700)

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$52,362,208	$44,382,024
Net realized losses	(24,958,242)	(10,468,664)
Net change in unrealized appreciation/depreciation	(49,547,666)	40,582,844

Change in net assets resulting from operations	(22,143,700)	74,496,204

Distributions to Shareholders From:
Distributable earnings:
Class I	(183,554)	(180,680	)(a)
Class II	(1,901,236)	(1,873,838	)(a)
Class Y	(46,958,027)	(48,468,114	)(a)

Change in net assets from shareholder distributions	(49,042,817)	(50,522,632)

Change in net assets from capital transactions	(124,359,845)	77,933,483

Change in net assets	(195,546,362)	101,907,055

Net Assets:
Beginning of year	1,878,393,411	1,776,486,356

End of year	$1,682,847,049	$1,878,393,411	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,300,337	$2,322,209
Dividends reinvested	183,554	180,680
Cost of shares redeemed	(2,703,943)	(1,681,258)

Total Class I Shares	(220,052)	821,631

Class II Shares
Proceeds from shares issued	8,421,151	12,574,574
Dividends reinvested	1,901,236	1,873,838
Cost of shares redeemed	(11,547,333)	(16,996,191)

Total Class II Shares	(1,224,946)	(2,547,779)

Class Y Shares
Proceeds from shares issued	43,969,265	143,598,071
Dividends reinvested	46,958,027	48,468,114
Cost of shares redeemed	(213,842,139)	(112,406,554)

Total Class Y Shares	(122,914,847)	79,659,631

Change in net assets from capital transactions	$(124,359,845)	$77,933,483

35

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	207,834	204,130
Reinvested	17,044	16,003
Redeemed	(245,142)	(147,756)

Total Class I Shares	(20,264)	72,377

Class II Shares
Issued	763,074	1,111,789
Reinvested	176,693	166,070
Redeemed	(1,049,999)	(1,502,788)

Total Class II Shares	(110,232)	(224,929)

Class Y Shares
Issued	3,964,540	12,670,814
Reinvested	4,347,995	4,281,287
Redeemed	(19,406,826)	(9,852,439)

Total Class Y Shares	(11,094,291)	7,099,662

Total change in shares	(11,224,787)	6,947,110

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $3,842,565.

The accompanying notes are an integral part of these financial statements.

36

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$11.26	0.31	(0.45)	(0.14)	(0.30)	–	(0.30)	$10.82	(1.20%	)	$6,599,863	0.64%	2.78%	0.64%	214.05%
Year Ended December 31, 2017	$11.12	0.26	0.18	0.44	(0.30)	–	(0.30)	$11.26	3.94%		$7,097,850	0.64%	2.27%	0.64%	230.72%
Year Ended December 31, 2016	$11.11	0.26	0.16	0.42	(0.36)	(0.05)	(0.41)	$11.12	3.70%		$6,202,205	0.64%	2.26%	0.64%	217.66%
Year Ended December 31, 2015	$11.45	0.25	(0.29)	(0.04)	(0.21)	(0.09)	(0.30)	$11.11	(0.32%	)	$5,892,000	0.64%	2.19%	0.64%	219.93%
Year Ended December 31, 2014	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%

Class II Shares
Year Ended December 31, 2018	$11.25	0.28	(0.45)	(0.17)	(0.27)	–	(0.27)	$10.81	(1.45%	)	$75,781,777	0.89%	2.53%	0.89%	214.05%
Year Ended December 31, 2017	$11.10	0.23	0.19	0.42	(0.27)	–	(0.27)	$11.25	3.77%		$80,120,548	0.89%	2.02%	0.89%	230.72%
Year Ended December 31, 2016	$11.10	0.23	0.15	0.38	(0.33)	(0.05)	(0.38)	$11.10	3.34%		$81,580,753	0.89%	2.02%	0.89%	217.66%
Year Ended December 31, 2015	$11.43	0.22	(0.28)	(0.06)	(0.18)	(0.09)	(0.27)	$11.10	(0.52%	)	$79,751,703	0.89%	1.94%	0.89%	219.93%
Year Ended December 31, 2014	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%

Class Y Shares
Year Ended December 31, 2018	$11.29	0.32	(0.44)	(0.12)	(0.32)	–	(0.32)	$10.85	(1.05%	)	$1,600,465,409	0.49%	2.93%	0.49%	214.05%
Year Ended December 31, 2017	$11.15	0.28	0.17	0.45	(0.31)	–	(0.31)	$11.29	4.08%		$1,791,175,013	0.49%	2.42%	0.49%	230.72%
Year Ended December 31, 2016	$11.14	0.28	0.15	0.43	(0.37)	(0.05)	(0.42)	$11.15	3.84%		$1,688,703,398	0.49%	2.42%	0.49%	217.66%
Year Ended December 31, 2015	$11.48	0.27	(0.29)	(0.02)	(0.23)	(0.09)	(0.32)	$11.14	(0.19%	)	$1,728,693,574	0.49%	2.34%	0.49%	219.93%
Year Ended December 31, 2014	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

37

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

38

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the

39

Notes to Financial Statements (Continued)

December 31, 2018

judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$122,312,979	$—	$122,312,979
Collateralized Mortgage Obligations	—	76,932,745	—	76,932,745
Commercial Mortgage-Backed Securities	—	132,312,979	—	132,312,979
Corporate Bonds	—	587,883,661	—	587,883,661
Foreign Government Securities	—	37,641,386	—	37,641,386
Futures Contracts	5,773,301	—	—	5,773,301
Mortgage-Backed Securities	—	533,837,994	—	533,837,994
Repurchase Agreements	—	28,952,883	—	28,952,883
Short-Term Investment	—	5,479,263	—	5,479,263
U.S. Government Agency Securities	—	18,018,169	—	18,018,169
U.S. Treasury Obligations	—	248,294,263	—	248,294,263
Total Assets	$5,773,301	$1,791,666,322	$—	$1,797,439,623
Liabilities:
Futures Contracts	$(3,702,882)	$—	$—	$(3,702,882)
Total Liabilities	$(3,702,882)	$—	$—	$(3,702,882)
Total	$2,070,419	$1,791,666,322	$—	$1,793,736,741

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

40

Notes to Financial Statements (Continued)

December 31, 2018

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates and to manage currency risk. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

41

Notes to Financial Statements (Continued)

December 31, 2018

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Currency risk	Unrealized appreciation from futures contracts	$43,571
Interest rate risk	Unrealized appreciation from futures contracts	5,729,730
Total		$5,773,301
Liabilities:
Futures Contracts (a)
Currency risk	Unrealized depreciation from futures contracts	$(22,761)
Interest rate risk	Unrealized depreciation from futures contracts	(3,680,121)
Total		$(3,702,882)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Currency risk	$3,027,524
Interest rate risk	(2,040,121)
Total	$987,403

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Currency risk	$487,263
Interest rate risk	2,640,386
Total	$3,127,649

42

Notes to Financial Statements (Continued)

December 31, 2018

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018.

Futures Contracts:
Average Notional Balance Long	$242,018,164
Average Notional Balance Short	$282,578,575

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $28,952,883, which was comprised of cash.

43

Notes to Financial Statements (Continued)

December 31, 2018

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

44

Notes to Financial Statements (Continued)

December 31, 2018

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$7,000,000	$—	$7,000,000	$(7,000,000)	$—
ML Pierce Fenner & Smith, Inc.	7,952,883	—	7,952,883	(7,952,883)	—
Natixis Financial Products LLC	3,000,000	—	3,000,000	(3,000,000)	—
NatWest Markets Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Pershing LLC	6,000,000	—	6,000,000	(6,000,000)	—
Total	$28,952,883	$—	$28,952,883	$(28,952,883)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the

45

Notes to Financial Statements (Continued)

December 31, 2018

accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss, paydown reclasses and investment in interest only securities. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

46

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.44%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for all share classes until April 30, 2019.

47

Notes to Financial Statements (Continued)

December 31, 2018

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $537,358 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $7,275.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide

48

Notes to Financial Statements (Continued)

December 31, 2018

administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15 % and 0.15% for Class I and Class II shares, respectively, for a total amount of $127,231.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $4,010,186,463 and sales of $4,062,390,191 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2018, the Fund had purchases of $1,134,276,375 and sales of $1,280,792,288 of U.S. Government securities (excluding short-term securities).

49

Notes to Financial Statements (Continued)

December 31, 2018

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

50

Notes to Financial Statements (Continued)

December 31, 2018

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

51

Notes to Financial Statements (Continued)

December 31, 2018

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure

52

Notes to Financial Statements (Continued)

December 31, 2018

requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$49,042,817	$—	$49,042,817	$—	$49,042,817

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$50,522,632	$—	$50,522,632	$—	$50,522,632

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

53

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,954,989	$—	$5,954,989	$(35,907,669)	$(36,375,083)	$(66,327,763)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,826,078,204	$15,264,194	$(47,605,657)	$(32,341,463)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Amount	Expires
$(35,907,669)	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

54

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Core Plus Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

55

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

56

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

57

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

58

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

59

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

60

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

61

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

62

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

63

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

64

Annual Report

December 31, 2018

Federated NVIT High Income Bond Fund

AR-FHI 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	Federated NVIT High Income Bond Fund

For the annual period ended December 31, 2018, the Federated NVIT High Income Bond Fund (Class I) registered -3.00% versus -2.08% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, High Yield Bond (consisting of 90 funds as of December 31, 2018), was -3.20% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, the most significant factors affecting the Fund’s performance relative to its benchmark were: (1) the allocation among industry sectors and (2) the selection of individual securities. Also, the Fund used credit default swap contracts (derivatives) to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. These derivative securities modestly underperformed the benchmark, while the cash the Fund held against the derivatives outperformed the benchmark, offsetting the negative impact of the derivatives.

Market Overview

The returns for the high-yield market for the reporting period were disappointing on both an absolute and relative basis. For example, the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index, which registered -2.08% for the period, substantially underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (a measure of high-quality bond performance), which returned 0.01% for the period. For most of the period, the high-yield market performed well compared to most fixed-income assets, benefiting from a strong economy and strong corporate earnings with credit spreads touching cycle lows in early October. However, the fourth quarter of 2018 proved difficult for the high-yield market as a number of factors took the market lower. These factors included the ongoing trade dispute between the U.S. and China, concerns about Federal Reserve policy, slowing economies in China and Europe, continuing political rancor between President Trump and Democrats, and a steep drop in oil prices. These factors along with rich valuations led equity markets to approach bear market territory and negatively affected the high-yield market. In the fourth-quarter decline, the high-yield market seemed to ignore continuing strong earnings from corporations, very low levels of unemployment in the United States, good high-yield issuers’ credit profiles and low default rates. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index, began the reporting period at 394 basis points and made yearly lows of 353 basis points on October 3, 2018, before rising substantially to close the year at 575 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index during the reporting period included: Pharmaceuticals, Electric Utilities, Media & Entertainment, Cable & Satellite and Health Care. Major industry sectors that substantially underperformed the overall Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index during the reporting period included: Oil Field Services, Independent Energy, Automotive, Home Construction and Banking. From a credit quality perspective, the CCC-rated sector was the worst performer with a -3.84% total return followed by the BB-rated sector with a -2.42% return. The B-rated sector was the strongest-performing quality sector, although it was also in negative territory, registering a -1.31% total return during the reporting period.*

Sector Allocation

The Fund was positively affected by its sector allocation during the reporting period. The Fund benefited from its underweight to the poorly performing Oil Field Services, Independent Energy, Banking and Home Construction industry sectors. The Fund was overweight the strong-performing Pharmaceutical, Health Care, Cable & Satellite and Media & Entertainment sectors, but much of the benefit from this sector positioning was offset by the Fund’s specific holdings in these sectors, which underperformed the overall segment.

3

Fund Commentary (cont.)	Federated NVIT High Income Bond Fund

Security Selection

The Fund was negatively affected by its security selection during the reporting period. This was especially true in the Health Care, Food & Beverage, Media & Entertainment, Packaging, Cable & Satellite, Technology and Wireless Telecommunications industry sectors. Specific high-yield issuers held by the Fund that negatively affected performance relative to the benchmark included: Anna Merger, Sesi LLC, Raxspace Hosting, Ultra Resources and Altice Luxembourg SA.

The Fund was positively affected by security selection in the Retail industry sector during the reporting period. Specific high-yield issuers held by the Fund that positively affected performance relative to the benchmark included: Radio One, Platform Specialty Products, Petsmart, Seminole Hard Rock Entertainment and Cequel Communications.

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

*Ratings by Standard & Poor’s Ratings Services (Standard & Poor’s) to indicate the issuer’s creditworthiness. Standard & Poor’s bond credit ratings typically range from AAA (highest) to D (lowest). These ratings are not absolute standards of quality and do not provide assurance against default or other loss of principal value. Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may also invest in high-yield bonds, which are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation†

Corporate Bonds	94.2%
Credit Default Swaps	(0.1)%
Other assets in excess of liabilities††	5.9%
100.0%

Top Industries†††

Healthcare	11.9%
Cable Satellite	9.7%
Technology	7.8%
Midstream	6.6%
Independent Energy	6.1%
Packaging	6.0%
Media Entertainment	5.2%
Pharmaceuticals	4.7%
Gaming	4.3%
Wireless Communications	4.3%
Other Industries	33.4%
100.0%

Top Holdings†††

Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/2022	1.1%
Jaguar Holding Co. II, 6.38%, 8/1/2023	1.0%
Bausch Health Cos., Inc., 6.13%, 4/15/2025	1.0%
Altice France SA, 7.38%, 5/1/2026	0.9%
Platform Specialty Products Corp., 6.50%, 2/1/2022	0.9%
Park Aerospace Holdings Ltd., 5.50%, 2/15/2024	0.9%
Ardagh Packaging Finance plc, 7.25%, 5/15/2024	0.8%
HUB International Ltd., 7.00%, 5/1/2026	0.8%
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024	0.8%
BWAY Holding Co., 7.25%, 4/15/2025	0.8%
Other Holdings	91.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

5

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(3.00)%	3.38%	9.52%
Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index	(2.08)%	3.84%	11.14%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.91%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Federated NVIT High Income Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Corporate High Yield (HY) 2% Issuer Capped Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

7

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	975.90	4.53	0.91
	Hypothetical	(b)(c)	1,000.00	1,020.62	4.63	0.91

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

Federated NVIT High Income Bond Fund

Corporate Bonds 94.2%

	Principal Amount	Value

Aerospace & Defense 1.2%
Engility Corp.,
8.88%, 9/1/2024	$200,000	$213,500
TransDigm UK Holdings plc,
6.88%, 5/15/2026 (a)	200,000	190,500
TransDigm, Inc.,
6.00%, 7/15/2022	625,000	615,625
6.50%, 7/15/2024	125,000	121,563
6.50%, 5/15/2025	425,000	405,875

		1,547,063

Automotive 2.2%
Adient Global Holdings Ltd.,
4.88%, 8/15/2026(a)	575,000	439,875
American Axle & Manufacturing, Inc.,
6.50%, 4/1/2027	575,000	514,625
BCD Acquisition, Inc.,
9.63%, 9/15/2023 (a)	125,000	128,437
Dana Financing Luxembourg Sarl,
5.75%, 4/15/2025 (a)	150,000	139,875
6.50%, 6/1/2026 (a)	425,000	407,469
Goodyear Tire & Rubber Co. (The),
5.00%, 5/31/2026	275,000	247,500
4.88%, 3/15/2027	100,000	87,750
IHO Verwaltungs GmbH,
4.75%, 9/15/2026 (a)(b)	575,000	498,813
JB Poindexter & Co., Inc.,
7.13%, 4/15/2026 (a)	250,000	233,750
Motors Liquidation Co.,
7.40%, 9/1/2025 (c)(d)(e)(f)(g)	2,500,000	0

		2,698,094

Banking 0.4%
Ally Financial, Inc.,
5.75%, 11/20/2025	550,000	547,250

Building Materials 1.7%
American Builders & Contractors Supply Co., Inc.,
5.75%, 12/15/2023 (a)	50,000	49,500
5.88%, 5/15/2026 (a)	500,000	473,750
Core & Main LP,
6.13%, 8/15/2025 (a)	300,000	264,000
Masonite International Corp.,
5.75%, 9/15/2026 (a)	250,000	235,625
NCI Building Systems, Inc.,
8.00%, 4/15/2026 (a)	375,000	343,125
Standard Industries, Inc.,
6.00%, 10/15/2025 (a)	275,000	263,752
5.00%, 2/15/2027 (a)	600,000	525,000

		2,154,752

Cable Satellite 9.2%
Cablevision Systems Corp.,
5.88%, 9/15/2022	250,000	245,625
CCO Holdings LLC,
5.75%, 9/1/2023	150,000	149,250
5.75%, 1/15/2024	775,000	767,250
5.88%, 4/1/2024 (a)	75,000	74,625
5.75%, 2/15/2026 (a)	625,000	612,500

Corporate Bonds (continued)

	Principal Amount	Value

Cable Satellite (continued)
CCO Holdings LLC, (continued)
5.50%, 5/1/2026 (a)	$175,000	$168,219
5.13%, 5/1/2027 (a)	125,000	116,425
5.88%, 5/1/2027 (a)	75,000	72,750
5.00%, 2/1/2028 (a)	525,000	483,000
CSC Holdings LLC,
5.13%, 12/15/2021 (a)	275,000	269,500
5.25%, 6/1/2024	600,000	549,750
7.75%, 7/15/2025 (a)	475,000	482,125
5.50%, 5/15/2026 (a)	250,000	235,625
5.50%, 4/15/2027 (a)	725,000	674,250
7.50%, 4/1/2028 (a)	250,000	249,375
DISH DBS Corp.,
5.88%, 7/15/2022	150,000	138,000
5.00%, 3/15/2023	75,000	62,437
5.88%, 11/15/2024	575,000	462,875
7.75%, 7/1/2026	400,000	331,000
Intelsat Jackson Holdings SA,
5.50%, 8/1/2023	300,000	261,000
8.00%, 2/15/2024 (a)	125,000	128,750
8.50%, 10/15/2024 (a)	400,000	388,000
9.75%, 7/15/2025 (a)	175,000	175,490
Sirius XM Radio, Inc.,
6.00%, 7/15/2024 (a)	575,000	576,438
5.38%, 7/15/2026 (a)	550,000	514,250
Telenet Finance Luxembourg Notes Sarl,
5.50%, 3/1/2028 (a)	1,000,000	905,000
Unitymedia GmbH,
6.13%, 1/15/2025 (a)	600,000	602,940
Virgin Media Secured Finance plc,
5.25%, 1/15/2026 (a)	825,000	755,906
5.50%, 8/15/2026 (a)	375,000	346,819
Ziggo Bond Co. BV,
5.88%, 1/15/2025 (a)	200,000	180,500
6.00%, 1/15/2027 (a)	200,000	175,000
Ziggo BV,
5.50%, 1/15/2027 (a)	425,000	380,375

		11,535,049

Chemicals 2.4%
Alpha 2 BV,
8.75%, 6/1/2023 (a)(b)	200,000	191,500
Alpha 3 BV,
6.25%, 2/1/2025 (a)	475,000	446,500
Compass Minerals International, Inc.,
4.88%, 7/15/2024 (d)(h)	425,000	384,625
Hexion, Inc.,
6.63%, 4/15/2020	550,000	438,625
Koppers, Inc.,
6.00%, 2/15/2025 (a)	325,000	286,000
Platform Specialty Products Corp.,
6.50%, 2/1/2022 (a)	1,025,000	1,025,000
PQ Corp.,
5.75%, 12/15/2025 (a)	50,000	46,250
Starfruit Finco BV,
8.00%, 10/1/2026 (a)	275,000	254,375

		3,072,875

9

Statement of Investments (Continued)

December 31, 2018

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Construction Machinery 0.6%
United Rentals North America, Inc.,
5.88%, 9/15/2026	$175,000	$164,937
6.50%, 12/15/2026	125,000	123,125
5.50%, 5/15/2027	275,000	255,063
4.88%, 1/15/2028	225,000	197,438

		740,563

Consumer Cyclical Services 0.4%
Garda World Security Corp.,
8.75%, 5/15/2025 (a)	500,000	455,000

Consumer Products 1.2%
Energizer Gamma Acquisition, Inc.,
6.38%, 7/15/2026 (a)	50,000	45,875
Energizer Holdings, Inc.,
5.50%, 6/15/2025 (a)	75,000	67,688
First Quality Finance Co., Inc.,
5.00%, 7/1/2025 (a)	50,000	44,750
Prestige Brands, Inc.,
5.38%, 12/15/2021 (a)	700,000	684,250
6.38%, 3/1/2024 (a)	625,000	603,125

		1,445,688

Diversified Manufacturing 0.9%
Gates Global LLC,
6.00%, 7/15/2022 (a)	405,000	396,900
Titan Acquisition Ltd.,
7.75%, 4/15/2026 (a)	375,000	320,625
WESCO Distribution, Inc.,
5.38%, 12/15/2021	450,000	444,375

		1,161,900

Environmental 0.3%
Tervita Escrow Corp.,
7.63%, 12/1/2021 (a)	450,000	428,625

Finance Companies 2.6%
Navient Corp.,
5.50%, 1/25/2023	125,000	109,375
7.25%, 9/25/2023	125,000	114,688
5.88%, 10/25/2024	975,000	814,125
6.75%, 6/15/2026	75,000	62,250
Park Aerospace Holdings Ltd.,
5.25%, 8/15/2022 (a)	100,000	96,750
4.50%, 3/15/2023 (a)	125,000	116,875
5.50%, 2/15/2024 (a)	1,050,000	1,013,250
Quicken Loans, Inc.,
5.75%, 5/1/2025 (a)	900,000	841,500
5.25%, 1/15/2028 (a)	150,000	132,750

		3,301,563

Food & Beverage 2.6%
Acosta, Inc.,
7.75%, 10/1/2022 (a)	525,000	97,125
Aramark Services, Inc.,
5.13%, 1/15/2024	450,000	445,500
5.00%, 4/1/2025 (a)	200,000	195,500
5.00%, 2/1/2028 (a)	250,000	233,125

Corporate Bonds (continued)

	Principal Amount	Value

Food & Beverage (continued)
B&G Foods, Inc.,
5.25%, 4/1/2025	$675,000	$627,750
Post Holdings, Inc.,
5.00%, 8/15/2026 (a)	700,000	637,000
5.75%, 3/1/2027 (a)	725,000	679,687
US Foods, Inc.,
5.88%, 6/15/2024 (a)	400,000	389,000

		3,304,687

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc.,
10.38%, 9/15/2007 (c)(d)(e)(f)	100,000	0

Gaming 4.1%
Boyd Gaming Corp.,
6.88%, 5/15/2023	250,000	252,500
6.38%, 4/1/2026	175,000	169,312
6.00%, 8/15/2026	100,000	93,500
Caesars Resort Collection LLC,
5.25%, 10/15/2025 (a)	825,000	709,500
Eldorado Resorts, Inc.,
6.00%, 4/1/2025	300,000	289,392
6.00%, 9/15/2026 (a)	75,000	70,875
MGM Growth Properties Operating Partnership LP,
5.63%, 5/1/2024	225,000	222,750
MGM Resorts International,
6.00%, 3/15/2023	425,000	427,125
5.75%, 6/15/2025	200,000	193,000
4.63%, 9/1/2026	100,000	89,750
Mohegan Gaming & Entertainment,
7.88%, 10/15/2024 (a)	350,000	326,813
Penn National Gaming, Inc.,
5.63%, 1/15/2027 (a)	100,000	89,500
Rivers Pittsburgh Borrower LP,
6.13%, 8/15/2021 (a)	450,000	436,500
Seminole Hard Rock Entertainment, Inc.,
5.88%, 5/15/2021 (a)	725,000	723,188
Stars Group Holdings BV,
7.00%, 7/15/2026 (a)	350,000	340,375
Station Casinos LLC,
5.00%, 10/1/2025 (a)	425,000	384,625
Sugarhouse HSP Gaming Prop Mezz LP,
5.88%, 5/15/2025 (a)	325,000	303,875

		5,122,580

Health Insurance 0.3%
Centene Corp.,
5.38%, 6/1/2026 (a)	250,000	243,125
WellCare Health Plans, Inc.,
5.38%, 8/15/2026 (a)	100,000	96,500

		339,625

Healthcare 11.2%
Acadia Healthcare Co., Inc.,
5.63%, 2/15/2023	75,000	71,062
6.50%, 3/1/2024	600,000	579,000
Air Medical Group Holdings, Inc.,
6.38%, 5/15/2023 (a)	700,000	591,500

10

Statement of Investments (Continued)

December 31, 2018

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Healthcare (continued)
Avantor, Inc.,
6.00%, 10/1/2024 (a)	$175,000	$171,937
9.00%, 10/1/2025 (a)	500,000	500,000
Charles River Laboratories International, Inc.,
5.50%, 4/1/2026 (a)	100,000	98,500
Community Health Systems, Inc.,
6.88%, 2/1/2022	450,000	204,750
6.25%, 3/31/2023	275,000	249,920
8.63%, 1/15/2024 (a)	150,000	148,125
Envision Healthcare Corp.,
8.75%, 10/15/2026 (a)	350,000	302,750
HCA, Inc.,
5.00%, 3/15/2024	425,000	420,750
5.38%, 2/1/2025	175,000	170,625
5.25%, 4/15/2025	825,000	820,875
5.88%, 2/15/2026	900,000	895,500
5.25%, 6/15/2026	275,000	272,937
5.38%, 9/1/2026	100,000	97,250
IQVIA, Inc.,
5.00%, 10/15/2026 (a)	275,000	262,625
MEDNAX, Inc.,
6.25%, 1/15/2027 (a)	325,000	313,625
MPH Acquisition Holdings LLC,
7.13%, 6/1/2024 (a)	1,000,000	932,500
Ortho-Clinical Diagnostics, Inc.,
6.63%, 5/15/2022 (a)	1,475,000	1,327,500
Polaris Intermediate Corp.,
8.50%, 12/1/2022 (a)(b)	375,000	342,045
RegionalCare Hospital Partners Holdings, Inc.,
9.75%, 12/1/2026 (a)	275,000	260,562
Sotera Health Holdings LLC,
6.50%, 5/15/2023 (a)	900,000	861,750
Sotera Health Topco, Inc.,
8.12%, 11/1/2021 (a)(b)	475,000	446,500
Surgery Center Holdings, Inc.,
6.75%, 7/1/2025 (a)	550,000	467,500
Team Health Holdings, Inc.,
6.38%, 2/1/2025 (a)	1,050,000	857,063
Teleflex, Inc.,
4.88%, 6/1/2026	50,000	47,750
4.63%, 11/15/2027	75,000	69,563
Tenet Healthcare Corp.,
4.38%, 10/1/2021	125,000	120,937
7.50%, 1/1/2022 (a)	50,000	50,750
6.75%, 6/15/2023	650,000	610,188
4.63%, 7/15/2024	175,000	162,750
5.13%, 5/1/2025	375,000	349,688
Vizient, Inc.,
10.38%, 3/1/2024 (a)	525,000	556,500
West Street Merger Sub, Inc.,
6.38%, 9/1/2025 (a)	500,000	442,500

		14,077,777

Hotels, Restaurants & Leisure 0.5%
Hilton Domestic Operating Co., Inc.,
5.13%, 5/1/2026 (a)	325,000	312,000
Wyndham Hotels & Resorts, Inc.,
5.38%, 4/15/2026 (a)	350,000	336,000

		648,000

Corporate Bonds (continued)

	Principal Amount	Value

Independent Energy 5.7%
Antero Resources Corp.,
5.63%, 6/1/2023	$75,000	$71,250
5.00%, 3/1/2025	250,000	226,250
Berry Petroleum Co. LLC,
7.00%, 2/15/2026 (a)	225,000	202,500
Callon Petroleum Co.,
6.13%, 10/1/2024	320,000	297,600
6.38%, 7/1/2026	150,000	139,500
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/2023	225,000	208,125
8.25%, 7/15/2025	125,000	122,500
Chesapeake Energy Corp.,
5.75%, 3/15/2023	125,000	107,812
7.00%, 10/1/2024	225,000	194,625
8.00%, 1/15/2025	75,000	66,188
8.00%, 6/15/2027	400,000	336,000
CrownRock LP,
5.63%, 10/15/2025 (a)	600,000	540,000
Endeavor Energy Resources LP,
5.50%, 1/30/2026 (a)	75,000	76,875
5.75%, 1/30/2028 (a)	175,000	178,535
EP Energy LLC,
8.00%, 11/29/2024 (a)	325,000	242,125
Gulfport Energy Corp.,
6.63%, 5/1/2023	200,000	189,000
6.00%, 10/15/2024	100,000	88,500
6.38%, 5/15/2025	150,000	132,750
6.38%, 1/15/2026	75,000	64,875
Jagged Peak Energy LLC,
5.88%, 5/1/2026 (a)	125,000	116,250
Laredo Petroleum, Inc.,
5.63%, 1/15/2022	150,000	134,625
6.25%, 3/15/2023	125,000	112,187
Oasis Petroleum, Inc.,
6.88%, 3/15/2022	403,000	379,827
Parsley Energy LLC,
5.38%, 1/15/2025 (a)	100,000	92,000
5.25%, 8/15/2025 (a)	75,000	67,875
5.63%, 10/15/2027 (a)	200,000	181,750
PDC Energy, Inc.,
6.13%, 9/15/2024	225,000	208,125
5.75%, 5/15/2026	150,000	133,500
QEP Resources, Inc.,
5.25%, 5/1/2023	75,000	66,375
5.63%, 3/1/2026	150,000	124,500
Range Resources Corp.,
4.88%, 5/15/2025	448,000	367,360
SM Energy Co.,
5.00%, 1/15/2024	325,000	282,750
5.63%, 6/1/2025	100,000	87,000
6.75%, 9/15/2026	100,000	89,500
Southwestern Energy Co.,
7.75%, 10/1/2027	250,000	237,500
SRC Energy, Inc.,
6.25%, 12/1/2025	350,000	290,500
Ultra Resources, Inc.,
6.88%, 4/15/2022 (a)	100,000	35,000
7.13%, 4/15/2025 (a)	225,000	67,500
Whiting Petroleum Corp.,
6.25%, 4/1/2023	300,000	273,000
6.63%, 1/15/2026	175,000	150,063

11

Statement of Investments (Continued)

December 31, 2018

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Energy (continued)
WPX Energy, Inc.,
5.25%, 9/15/2024	$125,000	$113,125
5.75%, 6/1/2026	75,000	67,875

		7,163,197

Industrial — Other 0.7%
Anixter, Inc.,
6.00%, 12/1/2025 (a)	75,000	74,437
Hillman Group, Inc. (The),
6.38%, 7/15/2022(d)(h)	525,000	425,250
KAR Auction Services, Inc.,
5.13%, 6/1/2025 (a)	225,000	203,063
Resideo Funding, Inc.,
6.13%, 11/1/2026 (a)	125,000	123,125
Stevens Holding Co., Inc.,
6.13%, 10/1/2026 (a)	75,000	73,875

		899,750

Insurance — P&C 3.0%
Acrisure LLC,
7.00%, 11/15/2025 (a)	500,000	426,250
AmWINS Group, Inc.,
7.75%, 7/1/2026 (a)	350,000	330,750
Ardonagh Midco 3 plc,
8.63%, 7/15/2023 (a)	450,000	382,500
8.63%, 7/15/2023(c)	200,000	171,000
AssuredPartners, Inc.,
7.00%, 8/15/2025 (a)	500,000	451,100
HUB International Ltd.,
7.00%, 5/1/2026 (a)	1,050,000	947,625
NFP Corp.,
6.88%, 7/15/2025 (a)	600,000	537,000
USIS Merger Sub, Inc.,
6.88%, 5/1/2025 (a)	575,000	527,907

		3,774,132

Leisure 0.7%
Six Flags Entertainment Corp.,
5.50%, 4/15/2027 (a)	725,000	683,312
VOC Escrow Ltd.,
5.00%, 2/15/2028 (a)	175,000	161,438

		844,750

Media Entertainment 4.9%
AMC Networks, Inc.,
5.00%, 4/1/2024	375,000	355,312
4.75%, 8/1/2025	175,000	158,813
CBS Radio, Inc.,
7.25%, 11/1/2024 (a)	350,000	325,500
Clear Channel Worldwide Holdings, Inc.,
Series B, 6.50%, 11/15/2022	375,000	375,000
EMI Music Publishing Group North America Holdings, Inc.,
7.63%, 6/15/2024 (a)	350,000	368,375
Gray Escrow, Inc.,
7.00%, 5/15/2027 (a)	125,000	121,646
Gray Television, Inc.,
5.13%, 10/15/2024 (a)	150,000	138,300
5.88%, 7/15/2026 (a)	350,000	326,305

Corporate Bonds (continued)

	Principal Amount	Value

Media Entertainment (continued)
iHeartCommunications, Inc.,
9.00%, 3/1/2021(f)	$425,000	$284,750
Match Group, Inc.,
5.00%, 12/15/2027 (a)	325,000	298,188
Nexstar Broadcasting, Inc.,
5.88%, 11/15/2022	525,000	523,688
5.63%, 8/1/2024 (a)	425,000	397,375
Nielsen Co. Luxembourg SARL (The),
5.00%, 2/1/2025 (a)	275,000	257,125
Nielsen Finance LLC,
5.00%, 4/15/2022 (a)	275,000	262,625
Sinclair Television Group, Inc.,
5.63%, 8/1/2024 (a)	350,000	328,125
5.88%, 3/15/2026 (a)	450,000	419,625
5.13%, 2/15/2027 (a)	100,000	88,250
TEGNA, Inc.,
6.38%, 10/15/2023	425,000	426,062
Tribune Media Co.,
5.88%, 7/15/2022	475,000	477,375
Urban One, Inc.,
7.38%, 4/15/2022 (a)	275,000	259,875

		6,192,314

Metals & Mining 1.8%
Coeur Mining, Inc.,
5.88%, 6/1/2024	350,000	308,000
Freeport-McMoRan, Inc.,
3.88%, 3/15/2023	500,000	462,500
5.40%, 11/14/2034	525,000	413,437
Hudbay Minerals, Inc.,
7.25%, 1/15/2023 (a)	150,000	148,125
7.63%, 1/15/2025 (a)	200,000	195,500
Steel Dynamics, Inc.,
5.25%, 4/15/2023	75,000	73,969
5.50%, 10/1/2024	125,000	123,750
Teck Resources Ltd.,
6.13%, 10/1/2035	275,000	262,625
6.00%, 8/15/2040	125,000	116,250
5.20%, 3/1/2042	125,000	105,000

		2,209,156

Midstream 6.2%
AmeriGas Partners LP,
5.63%, 5/20/2024	25,000	23,625
5.50%, 5/20/2025	225,000	205,875
5.88%, 8/20/2026	400,000	365,000
5.75%, 5/20/2027	100,000	88,500
Andeavor Logistics LP,
6.25%, 10/15/2022	232,000	236,640
Antero Midstream Partners LP,
5.38%, 9/15/2024	425,000	396,312
Cheniere Corpus Christi Holdings LLC,
7.00%, 6/30/2024	225,000	237,375
5.88%, 3/31/2025	225,000	223,875
5.13%, 6/30/2027	100,000	94,405
Cheniere Energy Partners LP,
5.25%, 10/1/2025	425,000	396,312
5.63%, 10/1/2026 (a)	225,000	210,375

12

Statement of Investments (Continued)

December 31, 2018

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Midstream (continued)
CNX Midstream Partners LP,
6.50%, 3/15/2026 (a)	$475,000	$451,250
Energy Transfer LP,
5.88%, 1/15/2024	175,000	178,062
Ferrellgas LP,
6.75%, 1/15/2022	700,000	570,500
6.75%, 6/15/2023	150,000	120,750
Holly Energy Partners LP,
6.00%, 8/1/2024 (a)	650,000	637,000
NuStar Logistics LP,
5.63%, 4/28/2027	450,000	419,625
Suburban Propane Partners LP,
5.50%, 6/1/2024	600,000	558,000
5.88%, 3/1/2027	150,000	132,750
Summit Midstream Holdings LLC,
5.50%, 8/15/2022	575,000	546,250
5.75%, 4/15/2025	325,000	299,000
Sunoco LP,
4.88%, 1/15/2023	50,000	48,750
5.50%, 2/15/2026	100,000	94,750
5.88%, 3/15/2028	175,000	163,692
Targa Pipeline Partners LP,
5.88%, 8/1/2023 (d)	175,000	168,000
Targa Resources Partners LP,
5.13%, 2/1/2025	150,000	140,625
5.88%, 4/15/2026 (a)	275,000	267,438
5.38%, 2/1/2027	350,000	328,125
TransMontaigne Partners LP,
6.13%, 2/15/2026	175,000	156,625

		7,759,486

Oil Field Services 1.7%
Apergy Corp.,
6.38%, 5/1/2026	50,000	48,500
Nine Energy Service, Inc.,
8.75%, 11/1/2023 (a)	200,000	190,000
Precision Drilling Corp.,
6.50%, 12/15/2021	34,495	32,080
7.75%, 12/15/2023	275,000	253,344
7.13%, 1/15/2026 (a)	100,000	86,000
SESI LLC,
7.13%, 12/15/2021	275,000	233,750
7.75%, 9/15/2024	425,000	337,875
Shelf Drilling Holdings Ltd.,
8.25%, 2/15/2025 (a)	325,000	277,875
USA Compression Partners LP,
6.88%, 4/1/2026 (a)	425,000	408,000
Weatherford International LLC,
6.80%, 6/15/2037	75,000	39,375
Weatherford International Ltd.,
8.25%, 6/15/2023	200,000	120,000
7.00%, 3/15/2038	300,000	155,250

		2,182,049

Packaging 5.7%
ARD Finance SA,
7.13%, 9/15/2023(b)	450,000	403,875
Ardagh Packaging Finance plc,
7.25%, 5/15/2024 (a)	950,000	947,625

Corporate Bonds (continued)

	Principal Amount	Value

Packaging (continued)
Berry Global, Inc.,
5.50%, 5/15/2022	$325,000	$323,375
6.00%, 10/15/2022	75,000	75,750
BWAY Holding Co.,
5.50%, 4/15/2024 (a)	325,000	305,500
7.25%, 4/15/2025 (a)	1,025,000	919,937
Crown Americas LLC,
4.75%, 2/1/2026 (a)	250,000	235,625
4.25%, 9/30/2026	25,000	22,437
Flex Acquisition Co., Inc.,
6.88%, 1/15/2025 (a)	975,000	867,750
7.88%, 7/15/2026 (a)	275,000	247,500
Multi-Color Corp.,
6.13%, 12/1/2022 (a)	575,000	570,688
4.88%, 9/30/2025 (a)	150,000	129,000
Owens-Brockway Glass Container, Inc.,
5.88%, 8/15/2023 (a)	200,000	200,500
5.38%, 1/15/2025 (a)	400,000	380,000
6.38%, 8/15/2025 (a)	50,000	49,500
Reynolds Group Issuer, Inc.,
5.75%, 10/15/2020	557,237	555,844
7.00%, 7/15/2024 (a)	500,000	476,250
Trident Merger Sub, Inc.,
6.63%, 11/1/2025 (a)	425,000	380,375

		7,091,531

Paper 0.5%
Clearwater Paper Corp.,
5.38%, 2/1/2025 (a)	675,000	609,188

Pharmaceuticals 4.4%
Bausch Health Cos., Inc.,
6.50%, 3/15/2022 (a)	75,000	75,375
5.50%, 3/1/2023 (a)	225,000	205,875
5.88%, 5/15/2023 (a)	675,000	624,375
7.00%, 3/15/2024 (a)	100,000	101,000
6.13%, 4/15/2025 (a)	1,375,000	1,199,688
9.00%, 12/15/2025 (a)	125,000	124,375
Eagle Holding Co. II LLC,
7.63%, 5/15/2022 (a)(b)	175,000	167,125
Endo Dac,
6.00%, 7/15/2023 (a)	475,000	362,188
6.00%, 2/1/2025 (a)(i)	525,000	376,687
Jaguar Holding Co. II,
6.38%, 8/1/2023 (a)	1,300,000	1,244,100
Mallinckrodt International Finance SA,
5.63%, 10/15/2023 (a)	450,000	342,000
5.50%, 4/15/2025 (a)	775,000	534,750
Valeant Pharmaceuticals International,
9.25%, 4/1/2026 (a)	225,000	225,000

		5,582,538

Refining 0.4%
CVR Refining LLC,
6.50%, 11/1/2022	550,000	541,750

Restaurants 1.1%
1011778 BC ULC,
5.00%, 10/15/2025 (a)	975,000	897,000

13

Statement of Investments (Continued)

December 31, 2018

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Restaurants (continued)
KFC Holding Co.,
5.25%, 6/1/2026 (a)	$275,000	$266,062
4.75%, 6/1/2027 (a)	150,000	139,500
Performance Food Group, Inc.,
5.50%, 6/1/2024 (a)	75,000	72,563

		1,375,125

Retailers 1.2%
Party City Holdings, Inc.,
6.13%, 8/15/2023 (a)	500,000	491,250
6.63%, 8/1/2026 (a)	150,000	136,500
PetSmart, Inc.,
7.13%, 3/15/2023 (a)	275,000	160,188
Rite Aid Corp.,
6.13%, 4/1/2023 (a)	375,000	296,250
Sally Holdings LLC,
5.63%, 12/1/2025	400,000	368,000

		1,452,188

Supermarkets 0.7%
Albertsons Cos. LLC,
6.63%, 6/15/2024	350,000	324,625
5.75%, 3/15/2025	625,000	546,875

		871,500

Technology 7.4%
Banff Merger Sub, Inc.,
9.75%, 9/1/2026 (a)	500,000	457,500
CDW LLC,
5.50%, 12/1/2024	200,000	197,500
CommScope Technologies LLC,
6.00%, 6/15/2025 (a)	300,000	273,000
Dell International LLC,
7.13%, 6/15/2024 (a)	500,000	508,750
First Data Corp.,
5.75%, 1/15/2024 (a)	775,000	755,625
Infor Software Parent LLC,
7.13%, 5/1/2021 (a)(b)	650,000	632,125
Infor US, Inc.,
6.50%, 5/15/2022	750,000	725,362
Informatica LLC,
7.13%, 7/15/2023 (a)	575,000	559,987
NCR Corp.,
4.63%, 2/15/2021	200,000	195,000
5.00%, 7/15/2022	250,000	235,625
6.38%, 12/15/2023	150,000	145,350
Nuance Communications, Inc.,
5.63%, 12/15/2026	450,000	427,500
Rackspace Hosting, Inc.,
8.63%, 11/15/2024 (a)	775,000	604,500
Refinitiv US Holdings, Inc.,
6.25%, 5/15/2026 (a)	100,000	96,500
8.25%, 11/15/2026 (a)	225,000	205,594
Riverbed Technology, Inc.,
8.88%, 3/1/2023 (a)	475,000	349,719
RP Crown Parent LLC,
7.38%, 10/15/2024 (a)	675,000	680,062
Sensata Technologies UK Financing Co. plc,
6.25%, 2/15/2026 (a)	200,000	201,000

Corporate Bonds (continued)

	Principal Amount	Value

Technology (continued)
Solera LLC,
10.50%, 3/1/2024 (a)	$275,000	$292,875
Sophia LP,
9.00%, 9/30/2023 (a)	325,000	325,000
Tempo Acquisition LLC,
6.75%, 6/1/2025 (a)	950,000	878,750
TTM Technologies, Inc.,
5.63%, 10/1/2025 (a)	350,000	325,500
Vantiv LLC,
4.38%, 11/15/2025 (a)	200,000	183,000

		9,255,824

Utility — Electric 2.2%
Calpine Corp.,
5.75%, 1/15/2025	600,000	549,000
5.25%, 6/1/2026 (a)	50,000	45,625
Enviva Partners LP,
8.50%, 11/1/2021	550,000	563,750
NRG Energy, Inc.,
6.25%, 5/1/2024	600,000	609,000
6.63%, 1/15/2027	250,000	251,875
TerraForm Power Operating LLC,
6.63%, 6/15/2025 (a)(i)	200,000	202,000
5.00%, 1/31/2028 (a)	475,000	418,000
Vistra Operations Co. LLC,
5.50%, 9/1/2026 (a)	150,000	144,375

		2,783,625

Wireless Communications 4.1%
Altice France SA,
7.38%, 5/1/2026 (a)	1,225,000	1,123,937
Altice Luxembourg SA,
7.63%, 2/15/2025 (a)	750,000	560,625
Sprint Capital Corp.,
6.88%, 11/15/2028	425,000	401,625
Sprint Corp.,
7.88%, 9/15/2023	775,000	795,344
7.13%, 6/15/2024	650,000	643,721
7.63%, 2/15/2025	200,000	200,000
7.63%, 3/1/2026	150,000	148,125
T-Mobile USA, Inc.,
6.38%, 3/1/2025	500,000	505,000
6.50%, 1/15/2026	125,000	127,500
4.50%, 2/1/2026	250,000	229,375
4.75%, 2/1/2028	400,000	362,000

		5,097,252

Total Corporate Bonds (cost $128,089,381)		118,266,446

Total Investments (cost $128,089,381) — 94.2%		118,266,446

Other assets in excess of liabilities — 5.8%		7,307,197

NET ASSETS — 100.0%		$125,573,643

14

Statement of Investments (Continued)

December 31, 2018

Federated NVIT High Income Bond Fund (Continued)

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $73,168,473 which represents 58.27% of net assets.

(b)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Value determined using significant unobservable inputs.

(f)	Security in default.

(g)	Restricted security.

(h)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $809,875 which represents 0.64% of net assets.

(i)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

†	Amount rounds to less than 0.1%.

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 20181:

Reference Obligation/ Index	Financing Rate Paid/ (Received) by the Fund (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)[2]	Notional Amount[3]	Upfront Payments (Receipts)[4] ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America High Yield Index Series 29	(5.00)	Quarterly	12/20/2022	4.02	USD 2,500,000	144,317	(57,790)	86,527
Markit CDX North America High Yield Index Series 30	(5.00)	Quarterly	6/20/2023	4.17	USD 1,500,000	83,185	(34,813)	48,372

						227,502	(92,603)	134,899

Currency:

USD	United States Dollar

1

The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2018

Federated NVIT High Income Bond Fund
Assets:
Investment securities, at value (cost $128,089,381)	$118,266,446
Cash	5,326,235
Cash pledged for centrally cleared credit default swap contracts	194,453
Interest receivable	2,173,348
Receivable for capital shares issued	11,295
Receivable for variation margin on centrally cleared credit default swap contracts	6,224
Reimbursement from investment adviser (Note 3)	7,096
Prepaid expenses	229

Total Assets	125,985,326

Liabilities:
Payable for capital shares redeemed	248,962
Accrued expenses and other payables:
Investment advisory fees	72,430
Fund administration fees	23,115
Administrative servicing fees	20,349
Accounting and transfer agent fees	2,586
Trustee fees	52
Custodian fees	1,956
Compliance program costs (Note 3)	141
Professional fees	29,258
Printing fees	5,448
Other	7,386

Total Liabilities	411,683

Net Assets	$125,573,643

Represented by:
Capital	$138,582,957
Total distributable earnings (loss)	(13,009,314)

Net Assets	$125,573,643

Net Assets:
Class I Shares	$125,573,643

Total	$125,573,643

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	20,910,074

Total	20,910,074

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.01

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2018

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$9,092,562
Dividend income	70,757

Total Income	9,163,319

EXPENSES:
Investment advisory fees	974,078
Fund administration fees	111,553
Administrative servicing fees Class I Shares	224,771
Professional fees	49,993
Printing fees	18,709
Trustee fees	4,469
Custodian fees	6,206
Accounting and transfer agent fees	10,652
Compliance program costs (Note 3)	585
Other	6,609

Total expenses before expenses reimbursed	1,407,625

Expenses reimbursed by adviser (Note 3)	(43,784)

Net Expenses	1,363,841

NET INVESTMENT INCOME	7,799,478

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	303,737
Expiration or closing of swap contracts (Note 2)	156,104

Net realized gains	459,841

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(12,206,159)
Swap contracts (Note 2)	(132,642)

Net change in unrealized appreciation/depreciation	(12,338,801)

Net realized/unrealized losses	(11,878,960)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,079,482)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$7,799,478	$8,639,345
Net realized gains	459,841	1,038,576
Net change in unrealized appreciation/depreciation	(12,338,801)	1,220,132

Change in net assets resulting from operations	(4,079,482)	10,898,053

Distributions to Shareholders From:
Distributable earnings:
Class I	(8,003,891)	(8,816,181	)(a)
Class Y (b)	–	–	(a)

Change in net assets from shareholder distributions	(8,003,891)	(8,816,181)

Change in net assets from capital transactions	(21,556,009)	(11,526,061)

Change in net assets	(33,639,382)	(9,444,189)

Net Assets:
Beginning of year	159,213,025	168,657,214

End of year	$125,573,643	$159,213,025	(c)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$27,037,524	$30,383,126
Dividends reinvested	8,003,891	8,816,181
Cost of shares redeemed	(56,597,424)	(49,557,107)

Total Class I Shares	(21,556,009)	(10,357,800)

Class Y Shares (b)
Proceeds from shares issued	–	23,336
Dividends reinvested	–	–
Cost of shares redeemed	–	(1,191,597)

Total Class Y Shares	–	(1,168,261)

Change in net assets from capital transactions	$(21,556,009)	$(11,526,061)

18

Statements of Changes in Net Assets (Continued)

	Federated NVIT High Income Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	4,110,105	4,461,169
Reinvested	1,289,871	1,334,690
Redeemed	(8,651,068)	(7,285,452)

Total Class I Shares	(3,251,092)	(1,489,593)

Class Y Shares (b)
Issued	–	3,513
Reinvested	–	–
Redeemed	–	(177,926)

Total Class Y Shares	–	(174,413)

Total change in shares	(3,251,092)	(1,664,006)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distribution to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)	Effective April 10, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $601,063.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2018	$6.59	0.34	(0.53)	(0.19)	(0.39)	–	(0.39)	$6.01	(3.00%	)	$125,573,643	0.91%	5.21%	0.94%	18.29%
Year Ended December 31, 2017	$6.53	0.35	0.09	0.44	(0.38)	–	(0.38)	$6.59	6.76%		$159,213,025	0.91%	5.14%	0.92%	29.50%
Year Ended December 31, 2016	$6.05	0.35	0.51	0.86	(0.38)	–	(0.38)	$6.53	14.16%		$167,518,400	0.91%	5.42%	0.92%	44.05%
Year Ended December 31, 2015	$6.65	0.36	(0.54)	(0.18)	(0.36)	(0.06)	(0.42)	$6.05	(2.61%	)	$150,010,604	0.93%	5.44%	0.94%	47.97%
Year Ended December 31, 2014	$6.91	0.39	(0.22)	0.17	(0.43)	–	(0.43)	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

21

Notes to Financial Statements (Continued)

December 31, 2018

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

22

Notes to Financial Statements (Continued)

December 31, 2018

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds
Aerospace & Defense	$—	$1,547,063	$—	$1,547,063
Automotive	—	2,698,094	—	2,698,094
Banking	—	547,250	—	547,250
Building Materials	—	2,154,752	—	2,154,752
Cable Satellite	—	11,535,049	—	11,535,049
Chemicals	—	3,072,875	—	3,072,875
Construction Machinery	—	740,563	—	740,563
Consumer Cyclical Services	—	455,000	—	455,000
Consumer Products	—	1,445,688	—	1,445,688
Diversified Manufacturing	—	1,161,900	—	1,161,900
Environmental	—	428,625	—	428,625
Finance Companies	—	3,301,563	—	3,301,563
Food & Beverage	—	3,304,687	—	3,304,687
Food & Staples Retailing	—	—	—	—
Gaming	—	5,122,580	—	5,122,580
Health Insurance	—	339,625	—	339,625
Healthcare	—	14,077,777	—	14,077,777
Hotels, Restaurants & Leisure	—	648,000	—	648,000
Independent Energy	—	7,163,197	—	7,163,197
Industrial — Other	—	899,750	—	899,750
Insurance — P&C	—	3,774,132	—	3,774,132
Leisure	—	844,750	—	844,750
Media Entertainment	—	6,192,314	—	6,192,314
Metals & Mining	—	2,209,156	—	2,209,156
Midstream	—	7,759,486	—	7,759,486
Oil Field Services	—	2,182,049	—	2,182,049
Packaging	—	7,091,531	—	7,091,531
Paper	—	609,188	—	609,188
Pharmaceuticals	—	5,582,538	—	5,582,538
Refining	—	541,750	—	541,750

23

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Restaurants	$—	$1,375,125	$—	$1,375,125
Retailers	—	1,452,188	—	1,452,188
Supermarkets	—	871,500	—	871,500
Technology	—	9,255,824	—	9,255,824
Utility — Electric	—	2,783,625	—	2,783,625
Wireless Communications	—	5,097,252	—	5,097,252
Total Corporate Bonds	$—	$118,266,446	$—	$118,266,446
Total Assets	$—	$118,266,446	$—	$118,266,446
Liabilities:
Swap Contracts*	$—	$(92,603)	$—	$(92,603)
Total Liabilities	$—	$(92,603)	$—	$(92,603)
Total	$—	$118,173,843	$—	$118,173,843

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts, which are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2018, the Fund held two corporate bond investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Swap Contracts

Credit Default Swap Contracts. The Fund entered into credit default swap contracts during the year ended December 31, 2018. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund uses credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Receivable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par

24

Notes to Financial Statements (Continued)

December 31, 2018

(or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swap contracts with standardized terms including a fixed spread and standard maturity dates. An index credit default swap contract references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swap contracts on indices is often less expensive than it would be to buy many issuer-specific credit default swap contracts to achieve a similar effect.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of December 31, 2018 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular

25

Notes to Financial Statements (Continued)

December 31, 2018

swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Receivable for variation margin on centrally cleared default swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets and Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Unrealized depreciation on centrally cleared credit default swap contracts	$(92,603)
Total		$(92,603)
(a)

Includes cumulative appreciation/(depreciation) of centrally cleared credit default swap contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$156,104
Total	$156,104

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(132,642)
Total	$(132,642)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Credit Default Swaps:
Average Notional Balance Long	$5,230,769

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative

26

Notes to Financial Statements (Continued)

December 31, 2018

assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2018, the centrally cleared credit default swaps agreement does not provide for a netting arrangement.

(c)	Restricted Securities

At December 31, 2018, the Fund owned restricted private placement instrument. This investment is valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition date of the investment, its cost, and its value at December 31, 2018 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	$2,500,000	4/21/2011	$—	$—	0.00%
Total					$—	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to treatment of notional principal contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

27

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before expense reimbursements was 0.65%, and after expense reimbursements, stemming from the expense limitation agreement described below, was 0.63%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% until April 30, 2019.

28

Notes to Financial Statements (Continued)

December 31, 2018

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$22,594	$8,904	$43,784	$75,282

During the year ended December 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $111,553 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $585.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

29

Notes to Financial Statements (Continued)

December 31, 2018

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $224,771.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., (“JPMorgan”) The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $25,197,343 and sales of $45,186,302 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to

30

Notes to Financial Statements (Continued)

December 31, 2018

interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring

31

Notes to Financial Statements (Continued)

December 31, 2018

disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,003,891	$—	$8,003,891	$—	$8,003,891

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,816,181	$—	$8,816,181	$—	$8,816,181

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

32

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$517,722	$—	$517,722	$(3,680,024)	$(9,847,012)	$(13,009,314)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$127,995,592	$809,507	$(10,631,256)	$(9,821,749)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$3,680,024	Unlimited

During the year ended December 31, 2018, the Fund had capital loss carryforwards that were utilized of $258,368, and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Federated NVIT High Income Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Federated NVIT High Income Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

34

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

35

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

36

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

38

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.
Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

40

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

41

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

43

Annual Report

December 31, 2018

NVIT Emerging Markets Fund

AR-EM 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Emerging Markets Fund

For the annual period ended December 31, 2018, the NVIT Emerging Markets Fund (Class I) registered -17.42% versus -14.58% for its benchmark, the MSCI Emerging Markets® Index (MSCI EM). For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Diversified Emerging Markets (consisting of 71 funds as of December 31, 2018), was -16.58% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Aberdeen Standard Investments and Lazard Asset Management LLC

The following commentary is provided by Aberdeen Standard Investments

Market conditions

Emerging markets (EM) declined 14% in U.S. dollars (USD) during 2018, with trading conditions deteriorating as the year progressed. Higher U.S. interest rates and balance sheet tightening, the strong U.S. dollar, a weakening Chinese economy and concerns around U.S./China trade drove negative sentiment. Oil prices also were volatile.

The period started well, as China’s economy remained in good shape and data elsewhere were encouraging. In early 2018, Chinese leader Xi Jinping announced an end to presidential term limits. This paved the way for him to remain in office indefinitely. In India, the decision to recapitalize the country’s public sector banks was well received by market participants. However, a huge scandal at Punjab National Bank in February took the shine off this move. The U.S. introduced tariffs on steel, aluminum and a number of other goods, such as solar panels, and the U.S./China trade spat started in earnest. China retaliated by drawing up a list of 128 U.S. products that it might target.

Conditions became more challenging throughout the summer and into autumn. Tensions between the United States and China intensified, with each side announcing additional tit-for-tat tariffs. This had a knock-on impact for the wider EM. Technology and telecommunications stocks bore the brunt of the selling.

Policy tightening in the United States further weighed on sentiment. The Federal Reserve (Fed) raised interest rates four times during 2018. This included in December, at a time when the U.S. economy was exhibiting areas of weakness. The consequent strength of the U.S. dollar throughout 2018 hurt many EM nations with high dollar-denominated debt piles, including Argentina and Turkey.

Meanwhile, China’s economy expanded 6.5% year-over-year in the third quarter of 2018. This was the weakest quarter since the financial crisis of 2008. Up until then, China had been balancing its debt, de-leveraging well. However, this worsened in the fourth quarter of 2018 as a squeeze on private sector credit availability became more apparent. With economic growth slowing, investors debated the likelihood and shape of a possible central stimulus. It was therefore encouraging to see a swift policy response designed to incentivize banks to lend. That said, we have yet to see evidence of this in the lending data.

Elsewhere, Indian equities sold off after the rupee hit a record low against the U.S. dollar. The outcome of the December state elections was worse than expected for the incumbent Bharatiya Janata party (BJP). The BJP lost all three of its key heartland agricultural states to the opposition Indian National Congress party. This heaped further pressure on Prime Minister Narendra Damodardas Modi ahead of the 2019 general election. The abrupt resignation of the head of the Reserve Bank of India did little to help Modi’s cause.

The price of oil slid below $60 (USD) a barrel in November, its lowest level in a year. Traders

3

Fund Commentary (cont.)	NVIT Emerging Markets Fund

questioned Saudi Arabia’s ability to cut supply, given political pressure from the United States. The declining price of oil is a double-edged sword for EM. Energy exporters such as Saudi Arabia, Russia and Malaysia suffer when prices decline. By contrast, oil importers, including Turkey and India, benefit from cheaper energy.

Turning to politics, Mexico’s president Andrés Manuel López Obrador took office in December 2018. He then pulled the plug on the partially built Mexico City airport after a controversial public referendum on the issue. Investors are concerned that his administration might adopt an interventionist and populist approach to economic policy and might also unwind key reforms, especially in the energy sector. In Brazil, right-wing candidate Jair Bolsonaro won the country’s general election. His party, meanwhile, had a surprisingly strong showing in congress. Brazilian markets hit an all-time high on the prospect of a more business-friendly environment. At the close of the reporting period, President Trump and Chinese leader Xi Jinping agreed to defer planned tariff hikes. This gave markets hope, but it didn’t last; the mood soon soured on skepticism that both sides would be able to resolve their differences within 90 days. The arrest of telecommunications giant Huawei’s chief financial officer in Canada further stoked tensions.

Performance

The Fund sleeve’s holding in Brazilian stock Banco Bradesco climbed after President Bolsonaro won the general election. Investors are hoping he will push through business-friendly policies, including supply-side reforms. Fund sleeve holding state-owned China Resources performed well, thanks to robust results and an earnings upgrade. Expectations that government stimulus would benefit the property sector further lifted the stock. Our decision to sell the Fund sleeve’s holding in Chinese internet giant Baidu, Inc. proved beneficial to the Fund sleeve’s performance, as Baidu’s shares tumbled with the wider rout in the technology sector.

By contrast, the Fund sleeve’s holding in Hong Kong stock Goodbaby International Holdings

Limited underperformed. The liquidation of Toys R Us hit the stock, with the subsequent inventory clearance hurting U.S. earnings. Trade tensions and tariffs weighed on the Fund sleeve’s holding in Chinese auto parts manufacturer Minth Group Limited. Nonetheless, we expect depreciation in Chinese renminbi and the government’s plan for higher value-added tax rebates to mitigate the impact. The Fund sleeve held Australia-based Syrah Resources, which faced a series of headwinds during the year as it struggled to meet its production targets. This led to a shortage in cash requirements, which triggered a fund-raising exercise. Our analysis concluded that production was affected by a series of one-off events including a fire, theft of equipment, and evacuation issues. The company has adopted various actions to mitigate these risks, and this has become more evident through a rise in output levels.

The Fund sleeve does not invest in derivatives.

Subadviser:

Aberdeen Standard Investments

Portfolio Manager:

Matthew Williams

The following commentary is provided by Lazard Asset Management LLC

Market Overview

Qatar was the best-performing market over the period, rising nearly 30%. The worst-performing markets included Turkey, which was down more than 40%, followed by Greece, Pakistan, South Africa and South Korea.

Energy was the best-performing sector, and the only one to finish in positive territory over the period. Utilities, financials, materials, and industrials also outperformed the broader index, while consumer discretionary, communication services, health care, information technology and real estate underperformed over the period.

Fund Sleeve Review

Over the period, the Fund’s sleeve underperformed the MSCI Emerging Markets

4

Fund Commentary (cont.)	NVIT Emerging Markets Fund

Index. Stock selection in the information technology and consumer discretionary sectors detracted from returns, as did security selection in China, India and Taiwan. In addition, off-benchmark exposure to Argentina hampered returns as it was one of the worst-performing equity and currency markets.

Following newly imposed sanctions on Russia, Fund sleeve holding Sberbank, the leading bank in the country with access to a large deposit base, was a detractor from sleeve performance over the period. Another sleeve holding, Tofas, a Turkish manufacturer and exporter of passenger and commercial vehicles, declined as potentially lower demand in key export markets, including Italy and Spain, weighed on the company’s share price. Grupo Superveille, an Argentine private sector bank, hurt sleeve performance as the Argentine peso was one of the worst-performing currencies over the year due to external debt concerns and U.S. dollar strength. New Oriental Education, a Chinese private education business, underperformed due to rising trade tensions with the United States and weaker economic data. CNBM, a Chinese building materials company, pulled back on Chinese gross domestic product (GDP) growth concerns.

Stock selection in the industrials sector helped performance during the period, as did stock selection in Brazil and Colombia. In addition, an overweight to Brazil and Russia, along with an underweight to China, further added to returns.

Russian integrated oil company Lukoil outperformed as the company announced a share cancellation and provided clarity over its planned share buyback program. Brazil was one of the best-performing equity markets over the year following the election victory of president-elect Jair Bolsonaro, the more market-friendly candidate. As a result, Brazilian securities Banco do Brasil, a state-owned bank, and Azul, an airline company, were among the best-performing securities in the Fund’s sleeve. HDFC Bank, a private sector Indian bank, ended higher on a pick-up in loan growth for private sector banks quarter-over-quarter. Ecopetrol, a Colombian integrated oil company, benefited from higher energy prices over the period.

The Fund sleeve does not invest in derivatives.

Subadviser:

Lazard Asset Management LLC

Portfolio Manager:

Thomas Boyle; Paul Rogers, CFA; and Stephen Russell, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Some of the Fund’s investments may subject the Fund to liquidity risk, making the Fund more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation†

Common Stocks	97.7%
Warrant	0.2%
Repurchase Agreements	0.1%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries††

Banks	18.1%
Semiconductors & Semiconductor Equipment	8.5%
Interactive Media & Services	8.2%
Technology Hardware, Storage & Peripherals	5.8%
Oil, Gas & Consumable Fuels	5.4%
Internet & Direct Marketing Retail	4.8%
Metals & Mining	4.5%
Insurance	4.4%
Chemicals	3.2%
Wireless Telecommunication Services	2.4%
Other Industries*	34.7%
100.0%

Top Holdings††

Tencent Holdings Ltd.	6.2%
Samsung Electronics Co. Ltd.	4.8%
Alibaba Group Holding Ltd., ADR	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
Ping An Insurance Group Co. of China Ltd., Class H	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.5%
Industrial & Commercial Bank of China Ltd., Class H	2.2%
SK Hynix, Inc.	1.9%
HDFC Bank Ltd., ADR	1.8%
China Construction Bank Corp., Class H	1.7%
Other Holdings*	69.2%
100.0%

Top Countries††

China	27.8%
South Korea	13.3%
Taiwan	9.8%
India	9.4%
Brazil	8.2%
Russia	6.7%
South Africa	5.0%
Mexico	3.4%
Thailand	2.7%
Indonesia	1.6%
Other Countries*	12.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	(17.42)%	(0.02)%	5.68%
Class II	(17.65)%	(0.26)%	5.43%
Class D	(17.71)%	N/A	5.58%	[2]
Class Y	(17.34)%	N/A	0.72%	[3]
MSCI Emerging Markets® Index	(14.58)%	1.65%	8.02%
CPI	1.91%	1.51%	1.80%

N/A	— Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 29, 2016.

[3]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.24%	1.19%
Class II	1.49%	1.44%
Class D	1.56%	1.51%
Class Y	1.09%	1.04%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Emerging Markets Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	902.40	5.37	1.12
	Hypothetical	(b)(c)	1,000.00	1,019.56	5.70	1.12
Class II Shares	Actual	(b)	1,000.00	900.80	6.56	1.37
	Hypothetical	(b)(c)	1,000.00	1,018.30	6.97	1.37
Class D Shares	Actual	(b)	1,000.00	900.40	6.99	1.46
	Hypothetical	(b)(c)	1,000.00	1,017.85	7.43	1.46
Class Y Shares	Actual	(b)	1,000.00	902.40	4.65	0.97
	Hypothetical	(b)(c)	1,000.00	1,020.32	4.94	0.97

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

NVIT Emerging Markets Fund

Common Stocks 97.7%

	Shares	Value

ARGENTINA 0.4%
Banks 0.2%
Grupo Supervielle SA, ADR	141,043	$1,224,253

Construction Materials 0.2%
Loma Negra Cia Industrial Argentina SA, ADR*	159,649	1,776,894

		3,001,147

AUSTRALIA 0.1%
Metals & Mining 0.1%
Syrah Resources Ltd.*	471,479	500,766

BRAZIL 8.0%
Airlines 0.6%
Azul SA, ADR*	157,013	4,347,690

Banks 3.1%
Banco Bradesco SA (Preference)*	974,904	9,712,579
Banco do Brasil SA*	833,300	10,027,871
Itau Unibanco Holding SA, ADR	430,428	3,934,112

		23,674,562

Beverages 0.3%
Ambev SA	598,764	2,373,642

Chemicals 0.7%
Braskem SA (Preference), Class A	418,558	5,118,575

Diversified Telecommunication Services 1.0%
Telefonica Brasil SA, ADR	375,948	4,485,059
Telefonica Brasil SA (Preference)	277,454	3,322,922

		7,807,981

Hotels, Restaurants & Leisure 0.5%
CVC Brasil Operadora e Agencia de Viagens SA	249,034	3,957,383

Household Durables 0.3%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	493,946	1,979,528

Metals & Mining 0.7%
Vale SA	412,655	5,453,338

Road & Rail 0.5%
Rumo SA*	917,600	4,014,159

Transportation Infrastructure 0.3%
CCR SA	815,400	2,368,377

		61,095,235

CANADA 0.4%
Oil, Gas & Consumable Fuels 0.4%
Parex Resources, Inc.*	268,300	3,213,232

CHILE 0.7%
Electric Utilities 0.7%
Enel Americas SA	30,161,277	5,329,727

CHINA 27.3%
Auto Components 0.3%
Minth Group Ltd.	754,413	2,407,689

Banks 3.9%
China Construction Bank Corp., Class H	15,615,706	12,803,070
Industrial & Commercial Bank of China Ltd., Class H	22,851,000	16,217,186

		29,020,256

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Construction Materials 0.6%
China National Building Material Co. Ltd., Class H	7,096,000	$4,807,057

Diversified Consumer Services 0.5%
New Oriental Education & Technology Group, Inc., ADR*	68,754	3,768,407

Entertainment 0.6%
NetEase, Inc., ADR	18,964	4,463,557

Health Care Providers & Services 0.3%
Sinopharm Group Co. Ltd., Class H	598,800	2,507,301

Hotels, Restaurants & Leisure 1.2%
Huazhu Group Ltd., ADR	159,128	4,555,835
Xiabuxiabu Catering Management China Holdings Co. Ltd. Reg. S (a)	2,987,056	4,672,898

		9,228,733

Insurance 3.3%
PICC Property & Casualty Co. Ltd., Class H	4,107,000	4,181,287
Ping An Insurance Group Co. of China Ltd., Class H (b)	2,292,713	20,131,369

		24,312,656

Interactive Media & Services 7.4%
58.com, Inc., ADR*	73,725	3,996,632
Baidu, Inc., ADR*	35,020	5,554,172
Tencent Holdings Ltd.	1,170,554	46,399,621

		55,950,425

Internet & Direct Marketing Retail 4.7%
Alibaba Group Holding Ltd., ADR*	231,091	31,675,643
Ctrip.com International Ltd., ADR*	126,727	3,429,233

		35,104,876

Leisure Products 0.2%
Goodbaby International Holdings Ltd.	5,700,000	1,785,213

Life Sciences Tools & Services 0.1%
Wuxi Biologics Cayman, Inc. Reg. S* (a)(b)	180,000	1,138,834

Machinery 1.1%
Haitian International Holdings Ltd.	2,619,233	5,016,032
Weichai Power Co. Ltd., Class H	3,100,010	3,515,358

		8,531,390

Marine 0.4%
SITC International Holdings Co. Ltd.	3,442,000	3,225,065

Real Estate Management & Development 0.7%
China Resources Land Ltd.	1,489,777	5,688,061

Textiles, Apparel & Luxury Goods 1.4%
ANTA Sports Products Ltd.	1,251,930	5,953,160
Shenzhou International Group Holdings Ltd.	421,186	4,738,850

		10,692,010

Wireless Telecommunication Services 0.6%
China Mobile Ltd.	489,585	4,718,237

		207,349,767

COLOMBIA 0.5%
Banks 0.5%
Bancolombia SA, ADR	94,029	3,582,505

10

Statement of Investments (Continued)

December 31, 2018

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

GEORGIA 0.5%
Banks 0.3%
Bank of Georgia Group plc	121,184	$2,120,410

Capital Markets 0.2%
Georgia Capital plc*	121,184	1,577,151

		3,697,561

HONG KONG 1.0%
Household Durables 0.6%
Techtronic Industries Co. Ltd.	830,000	4,374,886

Pharmaceuticals 0.2%
United Laboratories International Holdings Ltd. (The)	3,033,226	1,614,225

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	165,300	1,583,981

		7,573,092

HUNGARY 0.5%
Oil, Gas & Consumable Fuels 0.5%
MOL Hungarian Oil & Gas plc	362,315	3,976,966

INDIA 9.2%
Auto Components 0.4%
Motherson Sumi Systems Ltd.	1,307,449	3,124,100

Automobiles 0.6%
Maruti Suzuki India Ltd.	45,790	4,883,248

Banks 2.2%
HDFC Bank Ltd., ADR	126,040	13,056,483
Kotak Mahindra Bank Ltd.	148,153	2,661,092

		15,717,575

Chemicals 0.7%
UPL Ltd.	499,982	5,421,968

Communications Equipment 0.1%
Tejas Networks Ltd. Reg. S* (a)	302,966	901,549

Construction & Engineering 1.4%
Larsen & Toubro Ltd.	339,719	6,983,267
Voltas Ltd.	410,324	3,242,990

		10,226,257

Health Care Providers & Services 0.4%
Apollo Hospitals Enterprise Ltd.	187,222	3,375,012

IT Services 0.5%
Infosys Ltd., ADR	420,865	4,006,635

Metals & Mining 1.3%
Hindalco Industries Ltd.	1,864,660	6,018,404
Hindustan Zinc Ltd.	1,049,026	4,186,649

		10,205,053

Road & Rail 0.3%
Container Corp. of India Ltd.	225,608	2,223,060

Thrifts & Mortgage Finance 0.6%
Housing Development Finance Corp. Ltd.	162,685	4,588,034

Tobacco 0.7%
ITC Ltd.	1,313,362	5,300,231

		69,972,722

Common Stocks (continued)

	Shares	Value

INDONESIA 1.6%
Banks 0.8%
Bank Mandiri Persero Tbk. PT	10,492,100	$5,378,804

Diversified Telecommunication Services 0.4%
Telekomunikasi Indonesia Persero Tbk. PT, ADR	128,018	3,355,352

Trading Companies & Distributors 0.4%
AKR Corporindo Tbk. PT	11,334,139	3,380,696

		12,114,852

LUXEMBOURG 1.1%
Energy Equipment & Services 0.4%
Tenaris SA, ADR	128,739	2,744,715

Metals & Mining 0.7%
Ternium SA, ADR	206,663	5,600,568

		8,345,283

MACAU 0.6%
Hotels, Restaurants & Leisure 0.6%
Sands China Ltd.	1,062,400	4,600,746

MALAYSIA 0.3%
Beverages 0.3%
Heineken Malaysia Bhd.	438,300	2,170,682

MEXICO 3.4%
Banks 0.9%
Grupo Financiero Banorte SAB de CV, Class O (b)	1,467,404	7,151,931

Beverages 1.1%
Arca Continental SAB de CV	515,225	2,877,924
Fomento Economico Mexicano SAB de CV	641,720	5,509,810

		8,387,734

Consumer Finance 0.2%
Unifin Financiera SAB de CV SOFOM ENR	648,268	1,386,477

Equity Real Estate Investment Trusts (REITs) 0.4%
PLA Administradora Industrial S de RL de CV	2,326,624	2,765,654

Food Products 0.5%
Gruma SAB de CV, Class B	328,110	3,718,249

Transportation Infrastructure 0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	28,000	2,283,400

		25,693,445

PANAMA 0.6%
Airlines 0.6%
Copa Holdings SA, Class A	62,281	4,902,138

PERU 1.5%
Banks 1.5%
Credicorp Ltd.	52,173	11,565,189

PHILIPPINES 0.8%
Banks 0.5%
BDO Unibank, Inc.	1,630,835	4,065,450

11

Statement of Investments (Continued)

December 31, 2018

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

PHILIPPINES (continued)
Diversified Financial Services 0.3%
GT Capital Holdings, Inc.	120,668	$2,237,059

		6,302,509

PORTUGAL 0.5%
Oil, Gas & Consumable Fuels 0.5%
Galp Energia SGPS SA (b)	252,033	3,991,003

RUSSIA 6.6%
Banks 1.6%
Sberbank of Russia PJSC, ADR	604,896	6,630,701
Sberbank of Russia PJSC, ADR	514,471	5,638,602

		12,269,303

Interactive Media & Services 0.6%
Mail.Ru Group Ltd., GDR Reg. S*	189,007	4,423,041

Metals & Mining 1.1%
MMC Norilsk Nickel PJSC, ADR	224,493	4,229,448
Severstal PJSC, GDR Reg. S	296,793	4,051,350

		8,280,798

Oil, Gas & Consumable Fuels 2.6%
LUKOIL PJSC, ADR	142,569	10,170,873
LUKOIL PJSC, ADR	138,086	9,857,299

		20,028,172

Road & Rail 0.7%
Globaltrans Investment plc, GDR Reg. S	558,445	5,060,418

		50,061,732

SOUTH AFRICA 4.9%
Diversified Financial Services 1.4%
FirstRand Ltd.	2,261,241	10,302,522

Food & Staples Retailing 0.3%
Massmart Holdings Ltd.	269,502	1,939,066

Industrial Conglomerates 0.5%
Bidvest Group Ltd. (The)	276,999	3,987,434

Insurance 0.3%
Sanlam Ltd.	438,749	2,433,151

Media 1.4%
Naspers Ltd., Class N	57,876	11,496,337

Trading Companies & Distributors 0.3%
Barloworld Ltd.	261,654	2,081,538

Wireless Telecommunication Services 0.7%
Vodacom Group Ltd.	574,678	5,276,603

		37,516,651

SOUTH KOREA 13.0%
Auto Components 0.4%
Nexen Tire Corp.*	204,346	1,677,797
Woory Industrial Co. Ltd.*	42,989	1,393,770

		3,071,567

Banks 1.4%
KB Financial Group, Inc.	165,279	6,899,073
Shinhan Financial Group Co. Ltd.	104,727	3,716,373

		10,615,446

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Chemicals 0.9%
LG Chem Ltd. (Preference)*	25,290	$4,420,668
Lotte Chemical Corp.*	9,216	2,282,380

		6,703,048

Electronic Equipment, Instruments & Components 0.3%
Samsung Electro-Mechanics Co. Ltd.*	23,579	2,204,065

Entertainment 0.6%
NCSoft Corp.*	11,275	4,723,919

Household Durables 0.4%
Coway Co. Ltd.	40,657	2,697,394

Insurance 0.8%
DB Insurance Co. Ltd.*	65,501	4,131,910
Orange Life Insurance Ltd. Reg. S (a)	87,985	2,205,339

		6,337,249

Metals & Mining 0.5%
POSCO	16,079	3,519,653

Oil, Gas & Consumable Fuels 0.4%
S-Oil Corp.	34,949	3,049,395

Semiconductors & Semiconductor Equipment 1.8%
SK Hynix, Inc.	256,305	13,854,247

Technology Hardware, Storage & Peripherals 5.5%
Samsung Electronics Co. Ltd.	1,026,404	35,514,268
Samsung Electronics Co. Ltd. (Preference)	236,960	6,759,285

		42,273,553

		99,049,536

TAIWAN 9.6%
Chemicals 0.8%
Formosa Plastics Corp.	1,964,000	6,401,219

Communications Equipment 0.0%†
Wistron NeWeb Corp.	714	1,858

Electronic Equipment, Instruments & Components 1.5%
Chroma ATE, Inc.	854,000	3,291,842
Hon Hai Precision Industry Co. Ltd.	1,322,220	3,051,844
Largan Precision Co. Ltd.	47,000	4,925,997

		11,269,683

Food & Staples Retailing 0.5%
President Chain Store Corp.	386,957	3,909,619

Semiconductors & Semiconductor Equipment 6.3%
ASE Technology Holding Co. Ltd., ADR	673,733	2,526,499
Globalwafers Co. Ltd.	290,000	2,592,245
Silicon Motion Technology Corp., ADR	80,755	2,786,048
Taiwan Semiconductor Manufacturing Co. Ltd.	2,893,639	21,005,728
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	507,080	18,716,323

		47,626,843

Wireless Telecommunication Services 0.5%
Far EasTone Telecommunications Co. Ltd.	1,594,000	3,954,663

		73,163,885

12

Statement of Investments (Continued)

December 31, 2018

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

THAILAND 2.6%
Banks 0.9%
Bangkok Bank PCL	414,600	$2,639,249
Kasikornbank PCL	647,847	3,676,176
Kasikornbank PCL, NVDR	156,031	887,839

		7,203,264

Construction Materials 0.4%
Siam Cement PCL (The)	220,200	2,945,808

Oil, Gas & Consumable Fuels 0.7%
PTT PCL	3,665,650	5,178,744

Wireless Telecommunication Services 0.6%
Advanced Info Service PCL	901,156	4,792,201

		20,120,017

TURKEY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Tupras Turkiye Petrol Rafinerileri A/S	80,948	1,784,707

UNITED ARAB EMIRATES 0.2%
Real Estate Management & Development 0.2%
Emaar Properties PJSC	1,294,378	1,456,087

UNITED KINGDOM 1.4%
Paper & Forest Products 0.6%
Mondi plc	210,061	4,346,648

Personal Products 0.8%
Unilever NV, NYRS	114,628	6,166,987

		10,513,635

UNITED STATES 0.2%
IT Services 0.2%
Luxoft Holding, Inc.*	50,486	1,535,784

Total Common Stocks (cost $843,518,054)		744,180,601

Warrants 0.2%

	Number of Warrants

NETHERLANDS ANTILLES 0.2%
Capital Markets 0.2%
Merrill Lynch International & Co. CV, expiring at an exercise price of $0.00 on 06/13/19*	8,374,407	1,800,498

Total Warrants (cost $2,404,735)		1,800,498

Repurchase Agreements 0.1%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $298,097, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $304,008. (c)(d)	$298,047	$298,047
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $200,097, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $204,084. (c)(d)	200,000	200,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $400,067, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $408,000. (c)(d)	400,000	400,000

Total Repurchase Agreements (cost $898,047)		898,047

Total Investments (cost $846,820,836) — 98.0%		746,879,146

Other assets in excess of liabilities — 2.0%		15,332,508

NET ASSETS — 100.0%		$762,211,654

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $8,918,620 which represents 1.17% of net assets.

(b)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $8,949,993, which was collateralized by cash used to purchase repurchase agreements with a total value of $898,047 and by $8,555,169 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/3/2019 - 8/15/2045, a total value of $9,453,216.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $898,047.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

13

Statement of Investments (Continued)

December 31, 2018

NVIT Emerging Markets Fund (Continued)

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NYRS	New York Registry Shares

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2018

NVIT Emerging Markets Fund
Assets:
Investment securities, at value* (cost $845,922,789)	$745,981,099
Repurchase agreements, at value (cost $898,047)	898,047
Cash	13,814,738
Foreign currencies, at value (cost $282,911)	284,686
Interest and dividends receivable	2,960,634
Security lending income receivable	2,021
Receivable for investments sold	47,097
Receivable for capital shares issued	444,704
Reclaims receivable	22,635
Prepaid expenses	318

Total Assets	764,455,979

Liabilities:
Payable for capital shares redeemed	249,680
Payable upon return of securities loaned (Note 2)	898,047
Accrued expenses and other payables:
Investment advisory fees	586,582
Fund administration fees	45,606
Distribution fees	18,998
Administrative servicing fees	35,733
Accounting and transfer agent fees	550
Trustee fees	400
Deferred capital gain country tax	47,825
Compliance program costs (Note 3)	789
Professional fees	18,872
Printing fees	8,808
Other	332,435

Total Liabilities	2,244,325

Net Assets	$762,211,654

Represented by:
Capital	$894,938,792
Total distributable earnings (loss)	(132,727,138)

Net Assets	$762,211,654

15

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Emerging Markets Fund
Net Assets:
Class I Shares	$61,380,876
Class II Shares	51,754,476
Class D Shares	36,774,959
Class Y Shares	612,301,343

Total	$762,211,654

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,477,062
Class II Shares	4,677,054
Class D Shares	3,328,336
Class Y Shares	54,675,078

Total	68,157,530

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.21
Class II Shares	$11.07
Class D Shares	$11.05
Class Y Shares	$11.20

*	Includes value of securities on loan of $8,949,993 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2018

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$18,722,656
Interest income	246,006
Income from securities lending (Note 2)	16,735
Foreign tax withholding	(1,470,116)

Total Income	17,515,281

EXPENSES:
Investment advisory fees	5,707,194
Fund administration fees	231,342
Distribution fees Class D Shares	114,180
Distribution fees Class II Shares	155,870
Administrative servicing fees Class D Shares	105,939
Administrative servicing fees Class I Shares	110,942
Administrative servicing fees Class II Shares	93,523
Professional fees	79,346
Printing fees	29,669
Trustee fees	19,976
Custodian fees	28,701
Accounting and transfer agent fees	12,438
Compliance program costs (Note 3)	2,685
Other	12,004

Total expenses before fees waived	6,703,809

Investment advisory fees waived (Note 3)	(300,296)

Net Expenses	6,403,513

NET INVESTMENT INCOME	11,111,768

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	495,914
Foreign currency transactions (Note 2)	(307,834)

Net realized gains	188,080

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(157,737,011)
Translation of assets and liabilities denominated in foreign currencies	5,706

Net change in unrealized appreciation/depreciation	(157,731,305)

Net realized/unrealized losses	(157,543,225)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(146,431,457)

†	Net of capital gain country taxes of $21,206.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $127,490.

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$11,111,768	$1,586,201
Net realized gains	188,080	8,125,345
Net change in unrealized appreciation/depreciation	(157,731,305)	48,877,333

Change in net assets resulting from operations	(146,431,457)	58,588,879

Distributions to Shareholders From:
Distributable earnings:
Class I	(490,727)	(971,598	)(a)
Class II	(265,933)	(562,802	)(a)
Class D	(153,982)	(455,605	)(a)
Class Y	(5,969,629)	(177	)(a)

Change in net assets from shareholder distributions	(6,880,271)	(1,990,182)

Change in net assets from capital transactions	709,511,599	3,717,396

Change in net assets	556,199,871	60,316,093

Net Assets:
Beginning of year	206,011,783	145,695,690

End of year	$762,211,654	$206,011,783	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,856,933	$25,031,473
Dividends reinvested	490,727	971,598
Cost of shares redeemed	(23,630,240)	(21,260,232)

Total Class I Shares	(7,282,580)	4,742,839

Class II Shares
Proceeds from shares issued	10,900,559	14,639,836
Dividends reinvested	265,933	562,802
Cost of shares redeemed	(19,336,249)	(9,345,406)

Total Class II Shares	(8,169,757)	5,857,232

Class D Shares
Proceeds from shares issued	4,734,108	4,398,752
Dividends reinvested	153,982	455,605
Cost of shares redeemed	(11,031,314)	(11,320,725)

Total Class D Shares	(6,143,224)	(6,466,368)

Class Y Shares
Proceeds from shares issued	731,992,626	662
Dividends reinvested	5,969,629	177
Cost of shares redeemed	(6,855,095)	(417,146)

Total Class Y Shares	731,107,160	(416,307)

Change in net assets from capital transactions	$709,511,599	$3,717,396

18

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	1,209,421	2,063,155
Reinvested	42,690	74,394
Redeemed	(1,818,053)	(1,803,026)

Total Class I Shares	(565,942)	334,523

Class II Shares
Issued	825,077	1,197,550
Reinvested	23,318	43,776
Redeemed	(1,475,440)	(805,450)

Total Class II Shares	(627,045)	435,876

Class D Shares
Issued	356,670	375,582
Reinvested	13,456	35,669
Redeemed	(873,842)	(982,970)

Total Class D Shares	(503,716)	(571,719)

Class Y Shares
Issued	54,725,201	62
Reinvested	520,802	14
Redeemed	(571,840)	(38,185)

Total Class Y Shares	54,674,163	(38,109)

Total change in shares	52,977,460	160,571

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $928,048.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$13.68	0.18	(2.56)	(2.38)	(0.09)	(0.09)	$11.21	(17.42%	)	$61,380,876	1.14%	1.40%	1.19%	18.09%
Year Ended December 31, 2017	$9.79	0.13	3.92	4.05	(0.16)	(0.16)	$13.68	41.50%		$82,690,857	1.23%	1.09%	1.28%	32.35%
Period Ended December 31, 2016	$9.16	0.10	0.61	0.71	(0.08)	(0.08)	$9.79	7.72%		$55,881,069	1.26%	1.02%	1.31%	126.86%	(h)
Period Ended December 31, 2015	$11.01	0.15	(1.91)	(1.76)	(0.09)	(0.09)	$9.16	15.99%		$53,435,999	1.20%	1.45%	1.25%	109.50%
Period Ended December 31, 2014	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.50%
Period Ended December 31, 2013	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	$11.80	0.66%	(i)	$15,391,041	1.19%	1.37%	1.25%	78.72%

Class II Shares
Year Ended December 31, 2018	$13.51	0.15	(2.53)	(2.38)	(0.06)	(0.06)	$11.07	(17.65%	)	$51,754,476	1.39%	1.16%	1.44%	18.09%
Year Ended December 31, 2017	$9.65	0.10	3.87	3.97	(0.11)	(0.11)	$13.51	41.22%		$71,642,987	1.48%	0.82%	1.53%	32.35%
Period Ended December 31, 2016	$9.05	0.07	0.61	0.68	(0.08)	(0.08)	$9.65	7.48%		$46,972,982	1.51%	0.75%	1.56%	126.86%	(h)
Period Ended December 31, 2015	$10.86	0.12	(1.88)	(1.76)	(0.05)	(0.05)	$9.05	(16.23%	)	$52,596,042	1.49%	1.21%	1.54%	109.50%
Period Ended December 31, 2014	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.50%
Period Ended December 31, 2013	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%

Class D Shares
Year Ended December 31, 2018	$13.48	0.14	(2.53)	(2.39)	(0.04)	(0.04)	$11.05	(17.71%	)	$36,774,959	1.47%	1.07%	1.52%	18.09%
Year Ended December 31, 2017	$9.64	0.09	3.86	3.95	(0.11)	(0.11)	$13.48	41.09%		$51,665,424	1.56%	0.75%	1.61%	32.35%
Period Ended December 31, 2016 (j)	$9.89	0.01	(0.18)	(0.17)	(0.08)	(0.08)	$9.64	(1.75%	)	$42,459,338	1.57%	0.24%	1.62%	126.86%	(h)

Class Y Shares
Year Ended December 31, 2018	$13.68	0.26	(2.63)	(2.37)	(0.11)	(0.11)	$11.20	(17.34%	)	$612,301,343	0.96%	2.11%	1.01%	18.09%
Year Ended December 31, 2017	$9.80	0.02	4.06	4.08	(0.20)	(0.20)	$13.68	41.69%		$12,515	1.08%	0.21%	1.13%	32.35%
Period Ended December 31, 2016	$9.15	0.12	0.61	0.73	(0.08)	(0.08)	$9.80	7.94%		$382,301	1.11%	1.25%	1.16%	126.86%	(h)
Period Ended December 31, 2015	$11.02	0.16	(1.91)	(1.75)	(0.12)	(0.12)	$9.15	(15.90%	)	$151,401	1.08%	1.58%	1.13%	109.50%
Period Ended December 31, 2014 (k)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	$11.02	(2.72%	)	$85,126	1.06%	1.62%	1.11%	83.05%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Excludes merger activity.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of July 29, 2016 through December 31, 2016.
(k)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds and NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class D and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

22

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available , such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Airlines	$9,249,828	$—	$—	$9,249,828
Auto Components	—	8,603,356	—	8,603,356
Automobiles	—	4,883,248	—	4,883,248
Banks	46,153,075	87,435,873	—	133,588,948
Beverages	8,387,734	4,544,324	—	12,932,058
Capital Markets	—	1,577,151	—	1,577,151
Chemicals	—	23,644,810	—	23,644,810
Communications Equipment	—	903,407	—	903,407
Construction & Engineering	—	10,226,257	—	10,226,257
Construction Materials	1,776,894	7,752,865	—	9,529,759
Consumer Finance	1,386,477	—	—	1,386,477
Diversified Consumer Services	3,768,407	—	—	3,768,407
Diversified Financial Services	—	12,539,581	—	12,539,581
Diversified Telecommunication Services	7,840,411	3,322,922	—	11,163,333
Electric Utilities	—	5,329,727	—	5,329,727
Electronic Equipment, Instruments & Components	—	13,473,748	—	13,473,748
Energy Equipment & Services	2,744,715	—	—	2,744,715
Entertainment	4,463,557	4,723,919	—	9,187,476

23

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1(a)	Level 2(a)	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs)	$2,765,654	$—	$—	$2,765,654
Food & Staples Retailing	—	5,848,685	—	5,848,685
Food Products	3,718,249	—	—	3,718,249
Health Care Providers & Services	—	5,882,313	—	5,882,313
Hotels, Restaurants & Leisure	4,555,835	13,231,027	—	17,786,862
Household Durables	—	9,051,808	—	9,051,808
Industrial Conglomerates	—	3,987,434	—	3,987,434
Insurance	—	33,083,056	—	33,083,056
Interactive Media & Services	9,550,804	50,822,662	—	60,373,466
Internet & Direct Marketing Retail	35,104,876	—	—	35,104,876
IT Services	5,542,419	—	—	5,542,419
Leisure Products	—	1,785,213	—	1,785,213
Life Sciences Tools & Services	—	1,138,834	—	1,138,834
Machinery	—	8,531,390	—	8,531,390
Marine	—	3,225,065	—	3,225,065
Media	—	11,496,337	—	11,496,337
Metals & Mining	9,830,016	23,730,160	—	33,560,176
Oil, Gas & Consumable Fuels	13,384,105	27,838,114	—	41,222,219
Paper & Forest Products	—	4,346,648	—	4,346,648
Personal Products	6,166,987	—	—	6,166,987
Pharmaceuticals	—	1,614,225	—	1,614,225
Real Estate Management & Development	—	7,144,148	—	7,144,148
Road & Rail	—	11,297,637	—	11,297,637
Semiconductors & Semiconductor Equipment	24,028,870	39,036,201	—	63,065,071
Technology Hardware, Storage & Peripherals	—	42,273,553	—	42,273,553
Textiles, Apparel & Luxury Goods	—	10,692,010	—	10,692,010
Thrifts & Mortgage Finance	—	4,588,034	—	4,588,034
Tobacco	—	5,300,231	—	5,300,231
Trading Companies & Distributors	—	5,462,234	—	5,462,234
Transportation Infrastructure	2,283,400	2,368,377	—	4,651,777
Wireless Telecommunication Services	—	18,741,704	—	18,741,704
Total Common Stocks	$202,702,313	$541,478,288	$—	$744,180,601
Repurchase Agreements	$—	$898,047	$—	$898,047
Warrants	1,800,498	—	—	1,800,498
Total	$204,502,811	$542,376,335	$—	$746,879,146

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

(a)

During the year ended December 31, 2018 there were ten transfers of international common stocks from Level 1 to Level 2. The market value at the time of the transfer was $12,058,118. The investments were previously valued using the last quoted sales price from the local exchange on which they traded, resulting in the Level 1 classification. At December 31, 2018, the Fund valued these securities using the last quoted sales price and applied a fair value factor received from an independent fair value pricing service, resulting in the Level 2 classification.

24

Notes to Financial Statements (Continued)

December 31, 2018

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $898,047, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities

25

Notes to Financial Statements (Continued)

December 31, 2018

loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

26

Notes to Financial Statements (Continued)

December 31, 2018

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$298,047	$—	$298,047	$(298,047)	$—
NatWest Markets Securities, Inc.	200,000	—	200,000	(200,000)	—
Pershing LLC	400,000	—	400,000	(400,000)	—
Total	$898,047	$—	$898,047	$(898,047)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers

27

Notes to Financial Statements (Continued)

December 31, 2018

provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in passive foreign investment companies (PFICs). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

28

Notes to Financial Statements (Continued)

December 31, 2018

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Lazard Asset Management LLC
Standard Life Investments (Corporate Funds) Limited (“Aberdeen Standard Investments”)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $300,296, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.94%, and after contractual fee waivers was 0.89%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to

29

Notes to Financial Statements (Continued)

December 31, 2018

exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

During the year ended December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $231,342 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $2,685.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class D, shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

30

Notes to Financial Statements (Continued)

December 31, 2018

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class D shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15% and 0.22% for Class I, Class II and Class D shares, respectively, for a total amount of $310,404.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $804,399,158 and sales of $103,445,962 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls

31

Notes to Financial Statements (Continued)

December 31, 2018

or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash

32

Notes to Financial Statements (Continued)

December 31, 2018

equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,880,271	$—	$6,880,271	$—	$6,880,271

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,990,182	$—	$1,990,182	$—	$1,990,182

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

33

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,442,746	$—	$5,442,746	$(37,604,054)	$(100,565,830)	$(132,727,138)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$847,408,608	$37,330,562	$(137,860,024)	$(100,529,462)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount		Expires
$37,604,054	*	Unlimited
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended December 31, 2018, the Fund had capital loss carryforwards that were utilized of $1,402 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Emerging Markets Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

35

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.01%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $12,268,214 or $0.1800 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $2,017,671 or $0.0296 per outstanding share.

36

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

37

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

38

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

40

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

42

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

43

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

45

Annual Report

December 31, 2018

NVIT Multi Sector Bond Fund

AR-MSB 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi Sector Bond Fund

For the annual period ended December 31, 2018, the NVIT Multi Sector Bond Fund (Class I) registered -2.34% versus 0.01% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Multisector Bond (consisting of 40 funds as of December 31, 2018), was -2.52% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Credit spreads, like most risk assets, performed quite poorly in 2018, as fears over slowing global growth, tightening monetary policy and political uncertainty reached a fever pitch among investors. The Federal Reserve (“Fed”) played a heavy hand in the extreme volatility witnessed especially over the last quarter of 2018, beginning on October 3rd when Fed Chairman Powell, during an interview, offered that the interest rates were “a long way from neutral.” The Fed, over the course of 2018, raised the federal funds rate target to 2.25% - 2.50%, with its last hike at its December Federal Open Market Committee (FOMC) meeting, as was widely expected. The U.S. political picture failed to show much improvement, however, with the Republicans losing the House of Representatives in the mid-terms, which ultimately contributed to the government’s inability to reach a budget agreement. This ultimately resulted in a government shutdown and provided further evidence that political harmony will be nearly impossible to achieve. This perfect storm of negative events in the market resulted in widespread weakness across risk assets.

Contributors

Given the Fund’s bias to spread-sensitive assets such as investment-grade credit, high yield, emerging markets and securitized assets, the Fund generally does not perform well when there is widespread sector volatility. The few areas wherein the Fund’s longer-term strategic positioning paid off during the reporting period were in mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund’s overweight to ABS and CMBS, especially in the front end of the yield curve, outperformed. The outperformance was predominantly due to increased yield advantage with very little spread volatility, unlike other riskier assets. From a security selection standpoint, the Fund’s overweight in both agency CMBS and private-label AAA paper outperformed the CMBS index. Within investment-grade credit, despite wider credit spreads across the board, names in the Basics sector were a slight boost to returns for the period, as well as the Fund’s underweight to the poorly performing Metals & Mining sector.

Detractors

The Fund’s underweight to U.S. Treasuries was the largest detractor from returns during the reporting period as Treasury yields collapsed at the end of the fourth quarter of 2018 and credit spreads widened. Credit spreads, like most risk assets, performed quite poorly in the fourth quarter, as fears over slowing global growth, tightening monetary policy and political uncertainty took over markets, weighing on both investment-grade and high-yield corporate names, particularly in the Financials and Energy sectors.

High-yield exposure was a negative contributor to Fund performance during the reporting period, with all of it coming in the fourth quarter of 2018. Fund holding Freeport-McMoRan was the largest underperformer for the period, declining 15% as trade wars and broader macroeconomic weakness overshadowed the company’s strong balance sheet and continued deleveraging. Fund holding CF Industries experienced a similar fate, dropping 11% despite solid earnings, with investors seemingly focused more on the lack of near-term catalysts and a capital allocation policy that has shifted toward rewarding shareholders.

Within the Fund’s emerging markets exposure, the two largest detractors from returns during the reporting period were the Fund’s U.S. dollar-denominated Argentina sovereign exposure, which suffered due to increased funding stress and a large reliance on external capital, and the Fund’s local currency exposure in South Africa.

3

Fund Commentary (cont.)	NVIT Multi Sector Bond Fund

FX forwards were used by the Fund to tactically hedge non-U.S. dollar assets and/or express outright currency views, both long and short. FX positions were a positive contributor to Fund performance during the reporting period.

Subadviser:

Logan Circle Partners, L.P.

Portfolio Managers:

Todd Howard, CFA; Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; and Timothy L. Rabe, CFA

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may also invest in high-yield bonds, which are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Multi Sector Bond Fund

Asset Allocation†

Corporate Bonds	46.0%
Mortgage-Backed Securities	14.3%
Foreign Government Securities	13.7%
U.S. Treasury Obligations	7.4%
Asset-Backed Securities	5.3%
Commercial Mortgage-Backed Securities	4.6%
Short-Term Investments	3.7%
Collateralized Mortgage Obligations	3.3%
Supranational	1.3%
Repurchase Agreements	0.9%
Loan Participations	0.4%
Municipal Bonds	0.4%
Common Stocks	0.3%
Preferred Stock††	0.0%
Forward Currency Contracts††	(0.0)%
Liabilities in excess of other assets	(1.6)%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	5.6%
Banks	3.8%
Capital Markets	2.5%
Health Care Providers & Services	2.5%
Media	2.4%
Wireless Telecommunication Services	2.3%
Chemicals	2.1%
Hotels, Restaurants & Leisure	1.8%
Pharmaceuticals	1.7%
Metals & Mining	1.5%
Other Industries*	73.8%
100.0%

Top Holdings†††

FHLB, 2.31%, 1/9/2019	3.6%
U.S. Treasury Bonds, 3.00%, 8/15/2048	1.6%
U.S. Treasury Notes, 2.88%, 11/30/2025	1.5%
U.S. Treasury Notes, 3.13%, 11/15/2028	1.5%
U.S. Treasury Notes, 2.25%, 11/15/2027	1.3%
FNMA, 3.50%, 1/25/2048	1.1%
U.S. Treasury Bonds, 3.13%, 5/15/2048	1.1%
FNMA, 3.00%, 12/1/2046	1.0%
FNMA, 4.50%, 1/25/2048	0.8%
FNMA, 4.00%, 9/25/2043	0.8%
Other Holdings*	85.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(2.34)%	2.62%	6.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
Blended Index	(0.97)%	2.64%	4.74%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.81%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Multi Sector Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*

The Blended Index comprises 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Market Bond Index.

7

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	999.20	4.13	0.82
	Hypothetical	(b)(c)	1,000.00	1,021.07	4.18	0.82

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Multi Sector Bond Fund

Asset-Backed Securities 5.3%

	Principal Amount	Value

Automobiles 0.5%
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class A3, 3.24%, 9/15/2022 (a)	$670,000	$670,318
Hertz Fleet Lease Funding LP
Series 2017-1, Class A2, 2.13%, 4/10/2031 (a)	434,479	431,233
Series 2018-1, Class C, 3.77%, 5/10/2032 (a)	315,000	317,950

		1,419,501

Home Equity 0.8%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2002-HE1, Class M1, 4.11%, 3/15/2032 (b)	555,175	561,889
Finance of America Structured Securities Trust
Series 2017-HB1, Class A, 2.32%, 11/25/2027 (a)(b)	820,052	818,158
Series 2018-HB1, Class M2, 4.09%, 9/25/2028 (a)(b)	615,000	622,384
NovaStar Mortgage Funding Trust, Series 2003-3, Class A1, 3.22%, 12/25/2033 (b)	523,528	517,442
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 3.05%, 8/25/2031 (b)	32,381	27,844

		2,547,717

Other 2.6%
Ascentium Equipment Receivables Trust, Series 2018-1A, Class A3, 3.21%, 9/11/2023 (a)	370,000	369,517
BSPRT Issuer Ltd., Series 2018-FL4, Class A, 3.51%, 9/15/2035 (a)(b)	480,000	478,851
Dryden 61 Clo Ltd., Series 2018-61A, Class A1, 3.60%, 1/17/2032 (a)(b)	615,000	611,243
FNMA, Series 2003-T4, Class 2A5, 4.66%, 9/26/2033 (d)	41,558	45,195
Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	247,198	244,669
Nationstar HECM Loan Trust
Series 2017-2A, Class A1, 2.04%, 9/25/2027 (a)(b)	206,247	205,602
Series 2018-1A, Class M2, 3.47%, 2/25/2028 (a)(b)	445,000	444,999
Orange Lake Timeshare Trust, Series 2018-A, Class A, 3.10%, 11/8/2030 (a)	264,411	263,042
SBA Small Business Investment Cos., Series 2018-10B, Class 1, 3.55%, 9/11/2028	600,000	617,040

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Sofi Consumer Loan Program LLC
Series 2017-3, Class A, 2.77%, 5/25/2026 (a)	$462,157	$458,045
Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	370,000	366,949
Sofi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	1,060,000	1,057,073
Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	1,120,000	1,118,437
SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.54%, 11/26/2027 (a)	993,798	994,860
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/2058 (a)(b)	371,075	365,592
United States Small Business Administration, Series 2018-20K, Class 1, 3.87%, 11/1/2038	320,000	329,535

		7,970,649

Student Loan 1.4%
AccessLex Institute
Series 2006-1, Class B, 3.14%, 8/25/2037 (b)	115,915	111,190
Series 2003-A, Class A2, 3.65%, 7/1/2038 (b)	39,458	39,349
Commonbond Student Loan Trust
Series 2018-BGS, Class A1, 3.56%, 9/25/2045 (a)	1,887,324	1,889,169
Series 2018-CGS, Class A1, 3.87%, 2/25/2046 (a)	700,000	701,324
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 3.20%, 1/25/2040 (a)	370,981	371,105
SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 3.08%, 6/15/2039 (b)	296,946	288,032
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 5.71%, 5/16/2044 (a)(b)	115,891	117,449
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 8/27/2029 (a)	129,195	128,364
South Carolina Student Loan Corp., Series 2015-A, Class A, 4.01%, 1/25/2036 (b)	462,879	466,365

		4,112,347

Total Asset-Backed Securities (cost $15,929,063)		16,050,214

Collateralized Mortgage Obligations 3.3%
BCAP LLC Trust, Series 2011-R11, Class 20A5, 4.57%, 3/26/2035 (a)(b)	26,766	26,800

9

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

CHL Mortgage Pass-Through Trust, Series 2005-11, Class 5A1, 3.11%, 3/25/2035 (b)	$60,639	$32,249
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 4.29%, 8/25/2034 (b)	107,212	105,821
CSMC Mortgage-Backed Trust, Series 2007-5, Class 8A2, 6.00%, 10/25/2024	57,744	52,621
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 3.65%, 6/27/2037 (a)(b)	220,556	222,315
FDIC Trust
Series 2011-R1, Class A, 2.67%, 7/25/2026 (a)	53,736	53,484
Series 2010-R1, Class A, 2.18%, 5/25/2050 (a)	40,133	40,121
FHLMC STRIPS REMICS
Series 3558, Class G, 4.00%, 8/15/2024	432,168	439,825
Series 3123, Class HT, 5.00%, 3/15/2026	27,702	28,794
Series 3150, Class EQ, 5.00%, 5/15/2026	38,445	39,755
Series 2129, Class SG, IO, 4.54%, 6/17/2027 (b)	194,950	21,791
Series 3599, Class DY, 4.50%, 11/15/2029	420,000	444,794
Series 3653, Class B, 4.50%, 4/15/2030	151,541	159,609
Series 2649, Class IM, IO, 7.00%, 7/15/2033	314,386	73,712
Series 2725, Class TA, 4.50%, 12/15/2033	20,000	21,519
Series R006, Class ZA, 6.00%, 4/15/2036	203,707	227,412
Series R007, Class ZA, 6.00%, 5/15/2036	168,165	187,247
Series 3704, Class DC, 4.00%, 11/15/2036	64,167	65,177
Series 3632, Class PK, 5.00%, 2/15/2040	111,587	118,566
Series 271, Class 30, 3.00%, 8/15/2042	680,182	669,815
Series 4793, Class CM, 3.00%, 5/15/2048	1,165,663	1,134,447
FHLMC Whole Loan Securities Trust, Series 2016-SC01, Class 2A, 3.50%, 7/25/2046	179,815	177,483
FNMA STRIPS, Series 267, Class 2, IO, 8.50%, 10/25/2024	75,502	11,444
FNMA REMICS
Series 207, Class 2, IO, 8.00%, 2/25/2023	21,484	2,501
Series 2006-22, Class CE, 4.50%, 8/25/2023	36,243	36,765

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FNMA REMICS (continued)
Series 264, Class 2, IO, 8.00%, 7/25/2024	$63,363	$10,178
Series 2009-71, Class MB, 4.50%, 9/25/2024	29,551	30,361
Series 2004-70, Class EB, 5.00%, 10/25/2024	20,107	20,578
Series 274, Class 2, IO, 8.50%, 10/25/2025	71,963	12,966
Series 277, Class 2, IO, 7.50%, 4/25/2027	35,409	6,842
Series 1997-61, Class PK, IO, 8.00%, 8/18/2027	53,447	11,742
Series 2009-39, Class LB, 4.50%, 6/25/2029	45,201	46,853
Series 2009-96, Class DB, 4.00%, 11/25/2029	160,868	167,373
Series 2003-32, Class UI, IO, 6.00%, 5/25/2033	70,568	16,623
Series 2003-35, Class UI, IO, 6.50%, 5/25/2033	23,938	5,707
Series 2003-41, Class IB, IO, 7.00%, 5/25/2033	80,189	16,352
Series 2003-44, Class IB, IO, 6.00%, 6/25/2033	15,637	2,852
Series 2001-T4, Class A1, 7.50%, 7/25/2041	183,709	209,924
Series 2013-111, Class PL, 2.00%, 12/25/2042	425,000	397,662
Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, 11/25/2057 (a)(b)	418,191	416,859
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.80%, 5/25/2035 (b)	22,616	21,479
GNMA REMICS
Series 2010-14, Class A, 4.50%, 6/16/2039	35,121	36,281
Series 2010-H12, Class PT, 5.47%, 11/20/2059	4,666	4,662
Series 2017-H16, Class PT, 4.62%, 5/20/2066 (b)	260,796	263,561
Series 2016-H24, Class KF, 3.17%, 11/20/2066 (b)	624,579	626,911
Series 2018-H04, Class FJ, 2.60%, 3/20/2068 (b)	646,805	642,920
Series 2018-H13, Class DF, 2.85%, 7/20/2068 (b)	409,795	407,040
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 1/25/2036 (a)	101,623	104,290
Series 2006-RP1, Class 1A3, 8.00%, 1/25/2036 (a)	39,230	41,068
JP Morgan Mortgage Trust
Series 2005-A6, Class 1A2, 4.44%, 9/25/2035 (b)	46,759	47,229
Series 2005-A8, Class 1A1, 4.39%, 11/25/2035(b)	23,688	22,942
Series 2006-A6, Class 1A2, 4.20%, 10/25/2036 (b)	3,995	3,444
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.40%, 12/8/2020	40,147	40,012

10

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

OBX Trust, Series 2018-1, Class A2, 3.16%, 6/25/2057 (a)(b)	$511,506	$507,085
Seasoned Loans Structured Transaction
Series 2018-1, Class A1, 3.50%, 6/25/2028	518,007	517,775
Series 2018-2, Class A1, 3.50%, 11/25/2028	610,673	602,571
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-34A, Class 6A, 4.65%, 11/25/2033 (b)	123,494	122,976
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR1, Class A, 3.77%, 3/25/2034 (b)	33,503	34,114
Series 2006-AR14, Class 1A4, 3.67%, 11/25/2036 (b)	77,953	73,209
Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 4.64%, 9/25/2034 (b)	18,069	18,538
Series 2005-AR2, Class 2A1, 4.09%, 3/25/2035 (b)	32,675	33,038
Series 2006-AR6, Class 7A1, 4.77%, 3/25/2036 (b)	16,181	16,393
Series 2006-AR10, Class 5A1, 4.43%, 7/25/2036 (b)	54,987	54,828

Total Collateralized Mortgage Obligations (cost $9,807,300)		10,009,305

Commercial Mortgage-Backed Securities 4.6%
1345 Avenue of the Americas & Park Avenue Plaza Trust, Series 2005-1, Class A3, 5.28%, 8/10/2035 (a)	655,000	705,736
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/2035 (a)	560,000	550,216
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR5, Class L, 4.69%, 7/11/2042 (a)(b)	225,000	224,760
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.23%, 1/15/2052	290,000	301,835
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 3.53%, 10/15/2034 (a)	505,000	508,210
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 4.31%, 11/15/2031 (a)(b)	112,189	112,202
COMM Mortgage Trust
Series 2013-CR12, Class A2, 2.90%, 10/10/2046	165,919	165,728
Series 2015-CR26, Class C, 4.48%, 10/10/2048 (b)	545,000	538,519

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3, 3.45%, 8/15/2048	$105,000	$104,555
CSMC OA LLC, Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	465,000	470,201
DBCCRE Mortgage Trust
Series 2014-ARCP, Class A, 4.24%, 1/10/2034 (a)	440,000	452,157
Series 2014-ARCP, Class C, 4.93%, 1/10/2034 (a)(b)	425,000	427,802
FHLMC REMICS, Series X3FX, Class A2FX, 3.00%, 6/25/2027	220,000	216,873
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series KF12, Class A, 3.05%, 9/25/2022 (b)	132,672	132,754
Series K032, Class X1, IO, 0.10%, 5/25/2023 (b)	16,678,000	77,751
Series KJ17, Class A2, 2.98%, 11/25/2025	410,000	405,760
Series KJ21, Class A2, 3.70%, 9/25/2026	430,000	446,091
Series KF27, Class A, 2.77%, 12/25/2026 (b)	108,691	108,147
Series KF52, Class A, 2.77%, 9/25/2028 (b)	685,000	683,877
FNMA ACES REMICS
Series 2016-M7, Class FA, 2.97%, 7/25/2023 (b)	324,426	326,686
Series 2018-M12, Class A1, 3.55%, 2/25/2030	496,113	511,416
FRESB Mortgage Trust REMICS, Series 2018-SB50, Class A10F, 3.35%, 4/25/2028 (b)	469,472	466,463
GNMA REMICS
Series 2012-89, Class C, 2.74%, 9/16/2044	585,000	563,018
Series 2017-135, Class AG, 2.60%, 8/16/2058	279,604	266,120
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 7/10/2051 (b)	260,000	268,446
GS Mortgage Securities Trust
Series 2010-C1, Class A2, 4.59%, 8/10/2043 (a)	375,000	382,296
Series 2012-GC6, Class C, 5.65%, 1/10/2045 (a)(b)	285,000	297,507
Series 2015-GC34, Class A4, 3.51%, 10/10/2048	385,000	383,867
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2005-CB12, Class AJ, 4.99%, 9/12/2037 (b)	63,421	64,285
Series 2004-LN2, Class B, 5.50%, 7/15/2041 (b)	135,137	135,364

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A2, 2.88%, 2/15/2047	$8,337	$8,326
Series 2015-C27, Class ASB, 3.02%, 2/15/2048	320,000	316,410
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class F, 5.35%, 11/15/2040 (b)	132,827	133,683
LMREC, Inc., Series 2016-CRE2, Class A, 4.20%, 11/24/2031 (a)(b)	310,033	310,033
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2, 2.94%, 11/15/2046	5,028	5,003
Series 2014-C14, Class C, 4.86%, 2/15/2047 (b)	230,000	235,911
Series 2015-C24, Class C, 4.35%, 5/15/2048 (b)	45,000	43,320
Morgan Stanley Capital I Trust
Series 2007-T27, Class AJ, 5.95%, 6/11/2042 (b)	847,827	904,681
Series 2006-T21, Class B, 5.15%, 10/12/2052 (a)(b)	100,000	99,819
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP3, Class E, 7.61%, 7/15/2033 (a)(b)	396,702	416,872
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, 10/15/2030 (a)	110,000	107,642
MSCG Trust, Series 2015-ALDR, Class A2, 3.46%, 6/7/2035 (a)(b)	330,000	319,313
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class AS, 3.54%, 10/15/2045	240,000	241,452
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.04%, 5/15/2047	228,525	228,172

Total Commercial Mortgage-Backed Securities (cost $13,688,005)		13,669,279

Corporate Bonds 46.0%
Aerospace & Defense 0.2%
United Technologies Corp.,
3.65%, 8/16/2023	190,000	189,256
3.95%, 8/16/2025	350,000	347,289

		536,545

Airlines 0.2%
American Airlines Group, Inc.,
5.50%, 10/1/2019 (a)(e)	250,000	250,625
United Continental Holdings, Inc.,
4.25%, 10/1/2022 (e)	310,000	299,150

		549,775

Corporate Bonds (continued)

	Principal Amount	Value

Auto Components 0.4%
Allison Transmission, Inc.,
5.00%, 10/1/2024 (a)	$285,000	$273,600
American Axle & Manufacturing, Inc.,
6.25%, 4/1/2025	275,000	250,250
Icahn Enterprises LP,
6.38%, 12/15/2025	395,000	380,187
JB Poindexter & Co., Inc.,
7.13%, 4/15/2026 (a)	310,000	289,850

		1,193,887

Automobiles 0.5%
BMW US Capital LLC,
3.45%, 4/12/2023 (a)	540,000	536,075
General Motors Co.,
4.88%, 10/2/2023	610,000	611,380
Volkswagen Group of America Finance LLC,
2.45%, 11/20/2019 (a)	420,000	415,995

		1,563,450

Banks 3.8%
Banco Mercantil del Norte SA,
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 1/10/2028 (a)(f)(g)	65,000	62,887
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/4/2031 (a)(g)	405,000	364,087
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (g)	500,000	490,240
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (g)	530,000	506,729
Bank of Montreal,
2.10%, 12/12/2019	375,000	371,442
Barclays plc,
(ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (g)	615,000	597,932
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (g)	295,000	284,432
Canadian Imperial Bank of Commerce,
3.50%, 9/13/2023	600,000	600,440
Citigroup, Inc.,
3.88%, 10/25/2023	300,000	300,872
8.13%, 7/15/2039	300,000	416,205
4.65%, 7/23/2048	295,000	288,308
Discover Bank,
4.65%, 9/13/2028	445,000	436,683
Fifth Third Bank,
2.88%, 10/1/2021	400,000	395,277
HSBC Bank plc,
7.65%, 5/1/2025	180,000	207,458
HSBC Bank USA NA,
5.88%, 11/1/2034	300,000	336,120
ING Groep NV,
4.63%, 1/6/2026 (a)	345,000	347,335

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Banks (continued)
JPMorgan Chase & Co.,
3.88%, 9/10/2024		$465,000	$457,549
(ICE LIBOR USD 3 Month + 1.33%), 4.45%, 12/5/2029 (g)		220,000	223,772
8.75%, 9/1/2030		275,000	369,873
Kreditanstalt fuer Wiederaufbau,
6.25%, 12/4/2019	AUD	205,000	149,703
Lloyds Bank plc,
3.50%, 5/14/2025		$734,000	707,423
QNB Finansbank A/S,
4.88%, 5/19/2022 (a)		505,000	471,956
Royal Bank of Canada,
2.13%, 3/2/2020		290,000	287,008
Royal Bank of Scotland Group plc,
3.88%, 9/12/2023		285,000	273,226
Santander Holdings USA, Inc.,
4.45%, 12/3/2021		325,000	330,631
Sumitomo Mitsui Financial Group, Inc.,
3.66%, 3/29/2022	AUD	780,000	557,737
SunTrust Bank,
4.05%, 11/3/2025		$265,000	269,476
Toronto-Dominion Bank (The),
2.13%, 4/7/2021		450,000	440,344
Turkiye Is Bankasi A/S,
6.13%, 4/25/2024 (a)		350,000	295,208
Turkiye Vakiflar Bankasi TAO,
5.75%, 1/30/2023 (a)		250,000	219,437
Wells Fargo & Co.,
3.07%, 1/24/2023		295,000	287,308
4.75%, 12/7/2046		185,000	178,127

			11,525,225

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021		191,000	187,829
Coca-Cola European Partners plc,
3.25%, 8/19/2021		465,000	461,567
Constellation Brands, Inc.,
4.40%, 11/15/2025		205,000	205,406
Cott Holdings, Inc.,
5.50%, 4/1/2025 (a)		570,000	537,225
Keurig Dr Pepper, Inc.,
4.06%, 5/25/2023 (a)		430,000	428,511
4.42%, 5/25/2025 (a)		480,000	477,779

			2,298,317

Biotechnology 0.6%
AbbVie, Inc.,
2.50%, 5/14/2020		640,000	633,926
4.25%, 11/14/2028		295,000	286,385
Celgene Corp.,
3.90%, 2/20/2028		255,000	239,184
Gilead Sciences, Inc.,
2.55%, 9/1/2020		775,000	768,732

			1,928,227

Corporate Bonds (continued)

	Principal Amount		Value

Building Products 0.3%
JELD-WEN, Inc.,
4.63%, 12/15/2025 (a)		$300,000	$262,500
PGT Escrow Issuer, Inc.,
6.75%, 8/1/2026 (a)		305,000	300,425
Standard Industries, Inc.,
4.75%, 1/15/2028 (a)		270,000	226,800

			789,725

Capital Markets 2.5%
Apollo Management Holdings LP,
4.00%, 5/30/2024 (a)		85,000	85,024
4.40%, 5/27/2026 (a)		300,000	302,895
5.00%, 3/15/2048 (a)		445,000	426,885
BGC Partners, Inc.,
5.38%, 7/24/2023		175,000	177,549
Carlyle Holdings II Finance LLC,
5.63%, 3/30/2043 (a)		130,000	128,645
CDP Financial, Inc.,
5.60%, 11/25/2039 (a)		290,000	363,462
Goldman Sachs Group, Inc. (The),
5.20%, 12/17/2019	NZD	975,000	668,387
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (g)		$335,000	314,020
(ICE LIBOR USD 3 Month + 1.17%), 3.79%, 5/15/2026 (g)		240,000	230,346
(ICE LIBOR USD 3 Month + 1.75%), 4.26%, 10/28/2027 (g)		680,000	653,248
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (g)		560,000	538,937
ING Bank NV,
5.80%, 9/25/2023 (a)		375,000	391,698
Intercontinental Exchange, Inc.,
3.45%, 9/21/2023		230,000	231,155
3.75%, 9/21/2028		150,000	150,095
KKR Group Finance Co. III LLC,
5.13%, 6/1/2044 (a)		430,000	423,545
Lions Gate Capital Holdings LLC,
5.88%, 11/1/2024 (a)(e)		550,000	543,125
Morgan Stanley,
3.75%, 2/25/2023		965,000	963,299
(ICE LIBOR USD 3 Month + 1.40%), 3.89%, 10/24/2023 (g)		425,000	422,934
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (g)		150,000	143,516
UBS AG,
2.45%, 12/1/2020 (a)		370,000	363,086

			7,521,851

Chemicals 2.1%
Blue Cube Spinco LLC,
10.00%, 10/15/2025		200,000	226,000
Braskem America Finance Co.,
7.13%, 7/22/2041 (a)		715,000	775,417
Braskem Netherlands Finance BV,
4.50%, 1/10/2028 (a)		745,000	688,574
CF Industries, Inc.,
5.38%, 3/15/2044		365,000	295,650
Dow Chemical Co. (The),
4.80%, 11/30/2028 (a)(e)		210,000	213,667

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
DowDuPont, Inc.,
3.77%, 11/15/2020	$565,000	$570,417
4.21%, 11/15/2023	530,000	541,739
4.73%, 11/15/2028	535,000	552,335
EI du Pont de Nemours & Co.,
(ICE LIBOR USD 3 Month + 0.53%), 3.07%, 5/1/2020 (g)	415,000	415,210
Huntsman International LLC,
5.13%, 11/15/2022	300,000	302,250
Israel Chemicals Ltd.,
Reg. S, 6.38%, 5/31/2038 (a)	150,000	149,895
NOVA Chemicals Corp.,
5.25%, 6/1/2027 (a)	640,000	566,400
Nufarm Australia Ltd.,
5.75%, 4/30/2026 (a)	270,000	246,105
SASOL Financing USA LLC,
5.88%, 3/27/2024	225,000	224,525
6.50%, 9/27/2028	355,000	355,055
Tronox, Inc.,
6.50%, 4/15/2026 (a)	270,000	224,100

		6,347,339

Commercial Services & Supplies 0.6%
ACCO Brands Corp.,
5.25%, 12/15/2024 (a)	345,000	308,775
Atento Luxco 1 SA,
6.13%, 8/10/2022 (a)	335,000	324,950
Covanta Holding Corp.,
6.00%, 1/1/2027	650,000	581,750
Quad/Graphics, Inc.,
7.00%, 5/1/2022	350,000	332,500
Waste Pro USA, Inc.,
5.50%, 2/15/2026 (a)	405,000	372,600

		1,920,575

Communications Equipment 0.6%
Avaya, Inc.,
9.00%, 4/1/2019 (a)(c)(h)(i)	625,000	0
Gogo Intermediate Holdings LLC,
12.50%, 7/1/2022 (a)	575,000	613,094
IHS Netherlands Holdco BV,
9.50%, 10/27/2021 (a)	500,000	502,782
Nokia OYJ,
6.63%, 5/15/2039	650,000	659,750

		1,775,626

Construction & Engineering 0.2%
Aeropuerto Internacional de Tocumen SA,
6.00%, 11/18/2048 (a)	340,000	337,858
Aeropuertos Dominicanos Siglo XXI SA,
6.75%, 3/30/2029 (a)	200,000	192,125
Mexico City Airport Trust,
5.50%, 7/31/2047 (a)	200,000	175,752

		705,735

Corporate Bonds (continued)

	Principal Amount	Value

Construction Materials 0.1%
US Concrete, Inc.,
6.38%, 6/1/2024	$408,000	$375,360

Consumer Finance 0.9%
AerCap Ireland Capital DAC,
5.00%, 10/1/2021	575,000	584,041
Ally Financial, Inc.,
4.13%, 2/13/2022	325,000	315,656
American Express Co.,
3.70%, 8/3/2023	310,000	310,896
Caterpillar Financial Services Corp.,
1.35%, 5/18/2019	355,000	352,893
Ford Motor Credit Co. LLC,
3.81%, 10/12/2021	400,000	388,478
General Motors Financial Co., Inc.,
3.45%, 4/10/2022	340,000	328,801
Springleaf Finance Corp.,
6.88%, 3/15/2025	275,000	246,125
TMX Finance LLC,
11.13%, 4/1/2023 (a)	300,000	241,410

		2,768,300

Containers & Packaging 0.6%
Graphic Packaging International LLC,
4.13%, 8/15/2024(e)	180,000	169,200
Smurfit Kappa Treasury Funding DAC,
7.50%, 11/20/2025	555,000	633,255
Westrock Co.,
4.90%, 3/15/2029 (a)	545,000	560,168
WestRock MWV LLC,
7.38%, 9/1/2019	305,000	312,011

		1,674,634

Diversified Consumer Services 0.4%
Service Corp. International,
7.50%, 4/1/2027	650,000	702,000
Weight Watchers International, Inc.,
8.63%, 12/1/2025 (a)	375,000	382,500

		1,084,500

Diversified Financial Services 0.5%
AXA Equitable Holdings, Inc.,
3.90%, 4/20/2023 (a)	325,000	320,973
GE Capital International Funding Co. Unlimited Co.,
4.42%, 11/15/2035	630,000	527,667
Refinitiv US Holdings, Inc.,
8.25%, 11/15/2026 (a)	290,000	264,987
VFH Parent LLC,
6.75%, 6/15/2022 (a)	250,000	242,993

		1,356,620

Diversified Telecommunication Services 1.0%
Altice France SA,
7.38%, 5/1/2026 (a)	480,000	440,400
AT&T, Inc.,
4.30%, 2/15/2030	555,000	524,467

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Avanti Communications Group plc,
9.00%, 10/1/2022 (a)(k)	$281,246	$184,779
CCO Holdings LLC,
5.88%, 4/1/2024 (a)	275,000	273,625
CenturyLink, Inc.,
Series Y, 7.50%, 4/1/2024	220,000	212,300
Frontier Communications Corp.,
11.00%, 9/15/2025	240,000	149,388
Oi SA,
4.00%, 7/27/2025 (k)	220,000	213,885
Sprint Capital Corp.,
8.75%, 3/15/2032	400,000	422,000
Verizon Communications, Inc.,
3.50%, 11/1/2024	330,000	325,471
4.67%, 3/15/2055	240,000	220,392

		2,966,707

Electric Utilities 1.4%
Acwa Power Management And Investments One Ltd.,
5.95%, 12/15/2039 (a)	265,000	248,920
Enel Finance International NV,
4.63%, 9/14/2025 (a)	630,000	604,471
Eskom Holdings SOC Ltd.,
6.35%, 8/10/2028 (a)	250,000	240,525
Evergy, Inc.,
5.29%, 6/15/2022(d)	380,000	396,235
Exelon Corp.,
2.85%, 6/15/2020	580,000	575,404
Minejesa Capital BV,
4.63%, 8/10/2030 (a)	250,000	222,834
Pampa Energia SA,
7.38%, 7/21/2023 (a)	200,000	179,640
7.50%, 1/24/2027 (a)	270,000	226,179
Public Service Co. of Colorado,
2.25%, 9/15/2022	450,000	433,504
South Carolina Electric & Gas Co.,
3.50%, 8/15/2021	230,000	230,646
4.25%, 8/15/2028	230,000	238,446
Vistra Operations Co. LLC,
5.50%, 9/1/2026 (a)	255,000	245,438
Xcel Energy, Inc.,
2.60%, 3/15/2022	355,000	346,566

		4,188,808

Electronic Equipment, Instruments & Components 0.1%
Avnet, Inc.,
4.88%, 12/1/2022	420,000	428,978

Energy Equipment & Services 0.7%
FTS International, Inc.,
6.25%, 5/1/2022	285,000	252,225
National Oilwell Varco, Inc.,
2.60%, 12/1/2022	515,000	486,146
Odebrecht Drilling Norbe VIII/IX Ltd.,
Reg. S, 6.35%, 12/1/2021	151,900	145,900
Oil and Gas Holding Co. BSCC (The),
7.63%, 11/7/2024 (a)	265,000	271,757

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services (continued)
Transocean Pontus Ltd.,
6.13%, 8/1/2025 (a)	$275,000	$265,375
Transocean, Inc.,
7.25%, 11/1/2025 (a)	460,000	401,350
7.50%, 1/15/2026 (a)	365,000	320,288
Weatherford International Ltd.,
5.95%, 4/15/2042	150,000	76,313

		2,219,354

Entertainment 0.8%
21st Century Fox America, Inc.,
6.15%, 3/1/2037	550,000	674,624
National CineMedia LLC,
5.75%, 8/15/2026	475,000	426,446
NBCUniversal Media LLC,
5.95%, 4/1/2041	250,000	286,941
Viacom, Inc.,
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	325,000	302,948
Warner Media LLC,
4.75%, 3/29/2021	350,000	358,826
WMG Acquisition Corp.,
5.00%, 8/1/2023 (a)	250,000	243,125

		2,292,910

Equity Real Estate Investment Trusts (REITs) 0.8%
American Tower Trust #1,
3.07%, 3/15/2023 (a)	275,000	270,831
CoreCivic, Inc.,
4.75%, 10/15/2027	575,000	475,812
ERP Operating LP,
4.15%, 12/1/2028	310,000	315,885
GEO Group, Inc. (The),
6.00%, 4/15/2026	400,000	351,000
GLP Capital LP,
5.75%, 6/1/2028	325,000	328,250
MPT Operating Partnership LP,
5.50%, 5/1/2024	300,000	298,500
5.00%, 10/15/2027	300,000	274,312
Select Income REIT,
4.25%, 5/15/2024	215,000	207,180

		2,521,770

Food & Staples Retailing 0.1%
Cencosud SA,
4.38%, 7/17/2027 (a)	200,000	173,500

Food Products 1.5%
Dean Foods Co.,
6.50%, 3/15/2023 (a)	650,000	520,000
FAGE International SA,
5.63%, 8/15/2026 (a)	515,000	440,325
Grupo Bimbo SAB de CV,
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%, 4/17/2023 (a)(f)(g)	235,000	228,044

15

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
JBS Investments GmbH,
6.25%, 2/5/2023 (a)	$285,000	$282,153
JBS USA LUX SA,
6.75%, 2/15/2028 (a)	325,000	316,875
Kraft Heinz Foods Co.,
4.88%, 2/15/2025 (a)	1,095,000	1,099,578
Lamb Weston Holdings, Inc.,
4.88%, 11/1/2026 (a)	250,000	240,000
Land O’ Lakes, Inc.,
6.00%, 11/15/2022 (a)	470,000	490,515
MARB BondCo plc,
6.88%, 1/19/2025 (a)	225,000	208,521
Minerva Luxembourg SA,
5.88%, 1/19/2028 (a)(e)	655,000	569,850

		4,395,861

Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.,
2.89%, 6/6/2022	540,000	523,001
Hill-Rom Holdings, Inc.,
5.00%, 2/15/2025 (a)	250,000	237,500
Hologic, Inc.,
4.38%, 10/15/2025 (a)	270,000	251,100

		1,011,601

Health Care Providers & Services 2.5%
Anthem, Inc.,
2.50%, 11/21/2020	460,000	453,682
Centene Corp.,
4.75%, 1/15/2025	300,000	286,500
Cigna Corp.,
3.20%, 9/17/2020 (a)	145,000	144,404
4.38%, 10/15/2028 (a)	435,000	437,428
Cigna Holding Co.,
3.05%, 10/15/2027	180,000	164,652
Community Health Systems, Inc.,
5.13%, 8/1/2021	250,000	231,875
CVS Health Corp.,
3.70%, 3/9/2023	480,000	474,862
4.10%, 3/25/2025	1,035,000	1,024,673
4.30%, 3/25/2028	145,000	141,753
4.78%, 3/25/2038	275,000	263,520
5.05%, 3/25/2048	395,000	384,181
Envision Healthcare Corp.,
8.75%, 10/15/2026 (a)(e)	550,000	475,750
HCA, Inc.,
5.25%, 4/15/2025	200,000	199,000
7.50%, 11/6/2033	1,075,000	1,128,750
MEDNAX, Inc.,
6.25%, 1/15/2027 (a)(e)	280,000	270,200
Tenet Healthcare Corp.,
4.63%, 7/15/2024(e)	275,000	255,750
6.88%, 11/15/2031	745,000	625,800
Universal Health Services, Inc.,
5.00%, 6/1/2026 (a)	175,000	169,750
WellCare Health Plans, Inc.,
5.25%, 4/1/2025	385,000	370,562

		7,503,092

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure 1.8%
Boyne USA, Inc.,
7.25%, 5/1/2025 (a)	$330,000	$340,725
Carrols Restaurant Group, Inc.,
8.00%, 5/1/2022	375,000	375,937
Eldorado Resorts, Inc.,
6.00%, 9/15/2026 (a)	415,000	392,175
Enterprise Development Authority (The),
12.00%, 7/15/2024 (a)	500,000	455,000
Golden Nugget, Inc.,
6.75%, 10/15/2024 (a)(e)	650,000	612,625
Hilton Domestic Operating Co., Inc.,
4.25%, 9/1/2024	335,000	316,575
International Game Technology plc,
6.25%, 1/15/2027 (a)	425,000	408,000
Jack Ohio Finance LLC,
6.75%, 11/15/2021 (a)	375,000	378,750
McDonald’s Corp.,
3.35%, 4/1/2023	480,000	477,573
Sands China Ltd.,
5.40%, 8/8/2028 (a)	200,000	193,011
Scientific Games International, Inc.,
5.00%, 10/15/2025 (a)	525,000	468,562
Stars Group Holdings BV,
7.00%, 7/15/2026 (a)	275,000	267,438
Sugarhouse HSP Gaming Prop Mezz LP,
5.88%, 5/15/2025 (a)(e)	450,000	420,750
Viking Cruises Ltd.,
5.88%, 9/15/2027 (a)	350,000	326,375

		5,433,496

Household Durables 0.5%
Newell Brands, Inc.,
5.00%, 11/15/2023	650,000	661,361
NVR, Inc.,
3.95%, 9/15/2022	330,000	324,463
Shea Homes LP,
5.88%, 4/1/2023 (a)	335,000	302,337
Williams Scotsman International, Inc.,
7.88%, 12/15/2022 (a)	120,000	117,300
6.88%, 8/15/2023 (a)	130,000	124,800

		1,530,261

Household Products 0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/2025	335,000	318,150

Independent Power and Renewable Electricity Producers 0.4%
Clearway Energy Operating LLC,
5.75%, 10/15/2025 (a)	360,000	343,800
Cometa Energia SA de CV,
6.38%, 4/24/2035 (a)	320,775	296,717
NRG Energy, Inc.,
7.25%, 5/15/2026	235,000	243,812
Vistra Energy Corp.,
7.63%, 11/1/2024	429,000	452,595

		1,336,924

16

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance 0.9%
Ardonagh Midco 3 plc,
8.63%, 7/15/2023 (a)(e)	$525,000	$446,250
Athene Global Funding,
2.75%, 4/20/2020 (a)	540,000	535,029
Athene Holding Ltd.,
4.13%, 1/12/2028	350,000	317,926
Brighthouse Financial, Inc.,
3.70%, 6/22/2027	285,000	240,817
Mercury General Corp.,
4.40%, 3/15/2027	155,000	149,905
Mutual of Omaha Insurance Co.,
(ICE LIBOR USD 3 Month + 2.64%), 4.30%, 7/15/2054 (a)(g)	170,000	171,488
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 2.67%), 5.70%, 9/15/2048 (g)	425,000	395,250
Validus Holdings Ltd.,
8.88%, 1/26/2040	340,000	492,347

		2,749,012

Interactive Media & Services 0.1%
Baidu, Inc.,
4.88%, 11/14/2028	250,000	254,013

Internet & Direct Marketing Retail 0.3%
Alibaba Group Holding Ltd.,
3.40%, 12/6/2027	255,000	235,788
Amazon.com, Inc.,
5.20%, 12/3/2025	260,000	285,607
QVC, Inc.,
4.38%, 3/15/2023	310,000	297,455

		818,850

IT Services 0.1%
VeriSign, Inc.,
4.63%, 5/1/2023	300,000	295,500

Machinery 0.2%
Novelis Corp.,
5.88%, 9/30/2026 (a)	270,000	238,950
Park-Ohio Industries, Inc.,
6.63%, 4/15/2027	240,000	228,000

		466,950

Marine 0.1%
Pelabuhan Indonesia II PT,
5.38%, 5/5/2045 (a)	200,000	177,750

Media 2.5%
Altice Luxembourg SA,
7.63%, 2/15/2025 (a)	930,000	695,175
CBS Corp.,
3.70%, 8/15/2024	395,000	383,848
Charter Communications Operating LLC,
4.91%, 7/23/2025	690,000	686,108
6.38%, 10/23/2035	360,000	369,521

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc.,
Series A, 6.50%, 11/15/2022	$475,000	$470,250
Comcast Corp.,
(ICE LIBOR USD 3 Month + 0.63%), 3.04%, 4/15/2024 (g)	420,000	410,367
Cox Communications, Inc.,
3.25%, 12/15/2022 (a)	270,000	263,766
CSC Holdings LLC,
10.88%, 10/15/2025 (a)	275,000	309,031
5.50%, 4/15/2027 (a)	300,000	279,000
Discovery Communications LLC,
5.63%, 8/15/2019	258,000	261,364
6.35%, 6/1/2040	400,000	419,111
DISH DBS Corp.,
7.75%, 7/1/2026	775,000	641,312
Liberty Interactive LLC,
8.25%, 2/1/2030	415,000	404,625
Meredith Corp.,
6.88%, 2/1/2026 (a)	275,000	268,813
Nexstar Broadcasting, Inc.,
5.63%, 8/1/2024 (a)(e)	250,000	233,750
Sirius XM Radio, Inc.,
5.00%, 8/1/2027 (a)	400,000	365,500
SiTV LLC,
10.38%, 7/1/2019 (a)	325,000	121,875
Sky Ltd.,
3.75%, 9/16/2024 (a)	525,000	523,075
Videotron Ltd.,
5.00%, 7/15/2022	300,000	298,500

		7,404,991

Metals & Mining 1.6%
Alcoa Nederland Holding BV,
6.13%, 5/15/2028 (a)	325,000	311,187
Cleveland-Cliffs, Inc.,
4.88%, 1/15/2024 (a)(e)	275,000	255,750
CSN Resources SA,
Reg. S, 6.50%, 7/21/2020 (e)	675,000	651,038
6.50%, 7/21/2020 (a)	200,000	192,900
First Quantum Minerals Ltd.,
7.50%, 4/1/2025 (a)	655,000	540,375
6.88%, 3/1/2026 (a)(e)	370,000	296,925
Freeport-McMoRan, Inc.,
5.40%, 11/14/2034	210,000	165,375
5.45%, 3/15/2043	880,000	669,900
GTL Trade Finance, Inc.,
7.25%, 4/16/2044 (a)	315,000	327,600
Indonesia Asahan Aluminium Persero PT,
5.71%, 11/15/2023 (a)	200,000	203,508
New Gold, Inc.,
6.38%, 5/15/2025 (a)	350,000	266,000
Samarco Mineracao SA,
4.13%, 11/1/2022 (a)(j)	50,000	37,750
5.75%, 10/24/2023 (a)(j)	205,000	160,925
Vale Canada Ltd.,
7.20%, 9/15/2032	145,000	158,891
Vale Overseas Ltd.,
6.88%, 11/10/2039	175,000	202,125
Vedanta Resources plc,
6.13%, 8/9/2024 (a)	250,000	207,247

		4,647,496

17

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multiline Retail 0.1%
Kohl’s Corp.,
5.55%, 7/17/2045	$465,000	$434,846

Multi-Utilities 0.1%
CenterPoint Energy, Inc.,
3.60%, 11/1/2021	295,000	295,617

Oil, Gas & Consumable Fuels 5.6%
AI Candelaria Spain SLU,
7.50%, 12/15/2028 (a)	300,000	288,426
BP Capital Markets America, Inc.,
3.80%, 9/21/2025	430,000	432,070
Cenovus Energy, Inc.,
4.25%, 4/15/2027	560,000	510,060
Cheniere Corpus Christi Holdings LLC,
5.13%, 6/30/2027	295,000	278,495
Cheniere Energy Partners LP,
5.25%, 10/1/2025	325,000	303,062
5.63%, 10/1/2026 (a)	275,000	257,125
Chesapeake Energy Corp.,
8.00%, 6/15/2027	270,000	226,800
Cimarex Energy Co.,
4.38%, 6/1/2024	260,000	258,552
Covey Park Energy LLC,
7.50%, 5/15/2025 (a)	375,000	322,500
DCP Midstream Operating LP,
3.88%, 3/15/2023	250,000	234,375
5.38%, 7/15/2025 (e)	235,000	229,713
Devon Financing Co. LLC,
7.88%, 9/30/2031	285,000	345,147
Ecopetrol SA,
5.88%, 5/28/2045	130,000	122,749
Eni SpA,
Series X-R, 4.00%, 9/12/2023 (a)	920,000	905,929
EnLink Midstream Partners LP,
5.05%, 4/1/2045	420,000	328,132
5.45%, 6/1/2047	160,000	129,396
EP Energy LLC,
7.75%, 5/15/2026 (a)	375,000	331,875
EQM Midstream Partners LP,
5.50%, 7/15/2028	385,000	377,069
EQT Midstream Partners LP,
6.50%, 7/15/2048	295,000	290,453
Frontera Energy Corp.,
9.70%, 6/25/2023 (a)	145,000	143,006
Hess Corp.,
6.00%, 1/15/2040	210,000	192,489
Holly Energy Partners LP,
6.00%, 8/1/2024 (a)	260,000	254,800
Jagged Peak Energy LLC,
5.88%, 5/1/2026 (a)	270,000	251,100
Jonah Energy LLC,
7.25%, 10/15/2025 (a)	295,000	188,800
KazMunayGas National Co. JSC,
5.38%, 4/24/2030 (a)	180,000	176,674
6.38%, 10/24/2048 (a)	420,000	422,520
Medco Platinum Road Pte. Ltd.,
6.75%, 1/30/2025 (a)	200,000	170,790

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels (continued)
MPLX LP,
4.50%, 4/15/2038		$410,000	$358,072
5.50%, 2/15/2049		345,000	335,586
Murphy Oil Corp.,
5.75%, 8/15/2025		265,000	247,533
Pertamina Persero PT,
6.00%, 5/3/2042 (a)		195,000	194,059
Petroamazonas EP,
4.63%, 2/16/2020 (a)		200,000	192,700
4.63%, 11/6/2020 (a)		400,000	371,534
Petrobras Global Finance BV,
5.75%, 2/1/2029		230,000	212,750
Petroleos de Venezuela SA,
Reg. S, 8.50%, 10/27/2020 (j)		60,000	55,950
Reg. S, 5.50%, 4/12/2037 (j)		310,000	46,500
Petroleos Mexicanos,
(ICE LIBOR USD 3 Month + 3.65%), 6.42%, 3/11/2022 (g)		200,000	200,500
4.63%, 9/21/2023		310,000	290,935
6.88%, 8/4/2026		120,000	116,640
5.35%, 2/12/2028		130,000	113,425
6.50%, 1/23/2029		440,000	410,300
6.75%, 9/21/2047		640,000	529,210
6.35%, 2/12/2048		85,000	68,000
Sabine Pass Liquefaction LLC,
5.75%, 5/15/2024		450,000	469,511
5.00%, 3/15/2027		160,000	160,534
Sanchez Energy Corp.,
7.75%, 6/15/2021		485,000	113,975
SEPLAT Petroleum Development Co. plc,
9.25%, 4/1/2023 (a)		350,000	346,500
Sunoco Logistics Partners Operations LP,
5.40%, 10/1/2047		520,000	471,227
Sunoco LP,
4.88%, 1/15/2023		245,000	238,875
Tallgrass Energy Partners LP,
5.50%, 9/15/2024 (a)		345,000	338,963
Tennessee Gas Pipeline Co. LLC,
8.38%, 6/15/2032		555,000	668,872
Total Capital International SA,
4.25%, 11/26/2021	AUD	780,000	573,279
Tullow Oil plc,
7.00%, 3/1/2025 (a)		$225,000	208,688
Williams Cos., Inc. (The),
4.55%, 6/24/2024		510,000	514,952
5.80%, 11/15/2043		285,000	286,305
WPX Energy, Inc.,
5.75%, 6/1/2026		270,000	244,350
YPF SA,
8.50%, 3/23/2021 (a)		210,000	207,375
8.50%, 7/28/2025 (a)		240,000	215,400

			16,774,607

Paper & Forest Products 0.3%
Georgia-Pacific LLC,
8.88%, 5/15/2031		155,000	226,709

18

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Paper & Forest Products (continued)
Suzano Austria GmbH,
6.00%, 1/15/2029 (a)	$260,000	$265,330
7.00%, 3/16/2047 (a)	510,000	523,260

		1,015,299

Pharmaceuticals 1.7%
AstraZeneca plc,
2.38%, 11/16/2020	625,000	614,106
2.38%, 6/12/2022	315,000	302,158
Bausch Health Cos., Inc.,
5.50%, 3/1/2023 (a)	375,000	343,125
7.00%, 3/15/2024 (a)	225,000	227,250
Bayer US Finance II LLC,
3.50%, 6/25/2021 (a)	615,000	610,647
4.38%, 12/15/2028 (a)	350,000	334,163
Bayer US Finance LLC,
3.38%, 10/8/2024 (a)	550,000	518,646
Shire Acquisitions Investments Ireland DAC,
1.90%, 9/23/2019	575,000	566,942
Takeda Pharmaceutical Co. Ltd.,
4.40%, 11/26/2023 (a)	765,000	773,379
5.00%, 11/26/2028 (a)	395,000	403,437
Valeant Pharmaceuticals International,
9.25%, 4/1/2026 (a)	400,000	400,000

		5,093,853

Professional Services 0.2%
Equifax, Inc.,
3.95%, 6/15/2023	735,000	728,596

Real Estate Management & Development 0.2%
Avison Young Canada, Inc.,
9.50%, 12/15/2021 (a)	300,000	328,500
Newmark Group, Inc.,
6.13%, 11/15/2023 (a)	275,000	270,787

		599,287

Semiconductors & Semiconductor Equipment 0.4%
Advanced Micro Devices, Inc.,
7.50%, 8/15/2022	225,000	241,313
Marvell Technology Group Ltd.,
4.20%, 6/22/2023	470,000	468,639
QUALCOMM, Inc.,
2.60%, 1/30/2023	400,000	384,929

		1,094,881

Specialty Retail 0.3%
AutoNation, Inc.,
3.80%, 11/15/2027	90,000	80,234
L Brands, Inc.,
5.63%, 2/15/2022	210,000	209,213
Penske Automotive Group, Inc.,
5.50%, 5/15/2026 (e)	245,000	227,850
Staples, Inc.,
8.50%, 9/15/2025 (a)	320,000	288,704

		806,001

Corporate Bonds (continued)

	Principal Amount	Value

Technology Hardware, Storage & Peripherals 0.3%
Dell International LLC,
8.35%, 7/15/2046 (a)	$715,000	$774,195
EMC Corp.,
3.38%, 6/1/2023	300,000	260,287

		1,034,482

Thrifts & Mortgage Finance 0.1%
Quicken Loans, Inc.,
5.25%, 1/15/2028 (a)	475,000	420,375

Tobacco 0.9%
Altria Group, Inc.,
9.25%, 8/6/2019	434,000	448,552
9.95%, 11/10/2038	55,000	80,244
10.20%, 2/6/2039 (e)	272,000	405,537
BAT Capital Corp.,
(ICE LIBOR USD 3 Month + 0.59%), 3.20%, 8/14/2020 (g)	805,000	797,067
3.56%, 8/15/2027	335,000	297,395
Reynolds American, Inc.,
6.88%, 5/1/2020	315,000	327,780
8.13%, 5/1/2040	245,000	292,237

		2,648,812

Trading Companies & Distributors 0.2%
H&E Equipment Services, Inc.,
5.63%, 9/1/2025	260,000	238,550
United Rentals North America, Inc.,
6.50%, 12/15/2026	330,000	325,050

		563,600

Transportation Infrastructure 0.1%
DP World Ltd.,
5.63%, 9/25/2048 (a)	270,000	253,800

Wireless Telecommunication Services 2.4%
America Movil SAB de CV,
5.00%, 10/16/2019	460,000	466,026
Bharti Airtel Ltd.,
4.38%, 6/10/2025 (a)(e)	200,000	181,945
C&W Senior Financing DAC,
7.50%, 10/15/2026 (a)	535,000	514,269
6.88%, 9/15/2027 (a)	545,000	500,037
Comunicaciones Celulares SA,
6.88%, 2/6/2024 (a)	205,000	208,739
Digicel Group Ltd.,
8.25%, 9/30/2020 (a)	250,000	168,750
7.13%, 4/1/2022 (a)	295,000	137,175
Digicel Ltd.,
6.75%, 3/1/2023 (a)(e)	725,000	573,656
Inmarsat Finance plc,
4.88%, 5/15/2022 (a)	400,000	377,160
Millicom International Cellular SA,
6.63%, 10/15/2026 (a)	530,000	536,678
MTN Mauritius Investments Ltd.,
6.50%, 10/13/2026 (a)	290,000	282,134
Oztel Holdings SPC Ltd.,
6.63%, 4/24/2028 (a)	395,000	363,400

19

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Wireless Telecommunication Services (continued)
Sprint Communications, Inc.,
7.00%, 8/15/2020		$275,000	$281,545
Sprint Corp.,
7.88%, 9/15/2023		355,000	364,319
Sprint Spectrum Co. LLC,
3.36%, 9/20/2021 (a)		354,063	349,637
4.74%, 3/20/2025 (a)		415,000	407,219
Telefonica Celular del Paraguay SA,
6.75%, 12/13/2022 (a)		180,000	181,530
T-Mobile USA, Inc.,
6.50%, 1/15/2026		610,000	622,200
Turkcell Iletisim Hizmetleri A/S,
5.80%, 4/11/2028 (a)		380,000	327,131
Vodafone Group plc,
6.15%, 2/27/2037		230,000	241,068

			7,084,618

Total Corporate Bonds (cost $144,162,184)			137,900,339

Foreign Government Securities 13.7%
ANGOLA 0.2%
Republic of Angola,
Reg. S, 7.00%, 8/17/2019		46,875	47,001
8.25%, 5/9/2028 (a)		275,000	258,731
9.38%, 5/8/2048 (a)		305,000	285,199

			590,931

ARGENTINA 0.9%
Provincia de Buenos Aires,
Reg. S, 5.75%, 6/15/2019		150,000	150,000
6.50%, 2/15/2023 (a)		495,000	398,475
7.88%, 6/15/2027 (a)		150,000	108,002
Republic of Argentina,
5.63%, 1/26/2022		260,000	219,375
4.63%, 1/11/2023		650,000	513,500
6.63%, 7/6/2028		700,000	515,900
0.00%, 12/15/2035 (b)		890,000	36,579
7.13%, 7/6/2036		400,000	286,500
2.50%, 12/31/2038 (d)		800,000	438,408
6.25%, 11/9/2047	EUR	240,000	194,405

			2,861,144

BAHRAIN 0.1%
Kingdom of Bahrain,
5.88%, 1/26/2021 (a)		$230,000	231,679

BRAZIL 0.8%
Brazil Notas do Tesouro Nacional,
10.00%, 1/1/2025	BRL	3,294,000	886,651
10.00%, 1/1/2027		3,880,000	1,046,548
10.00%, 1/1/2029		1,818,000	493,388

			2,426,587

CANADA 0.6%
Canada Government Bond,
2.25%, 6/1/2025	CAD	1,660,000	1,240,307
Province of British Columbia,
6.60%, 1/9/2020 (a)	INR	8,800,000	124,938

Foreign Government Securities (continued)

	Principal Amount		Value

CANADA (continued)
Province of Quebec,
4.50%, 12/1/2020	CAD	650,000	$497,570

			1,862,815

CHILE 0.4%
Bonos de la Tesoreria de la Republica en pesos,
4.50%, 3/1/2021	CLP	385,000,000	566,327
4.50%, 3/1/2026		490,000,000	719,861

			1,286,188

COLOMBIA 0.3%
Titulos de Tesoreria,
7.00%, 5/4/2022	COP	1,374,000,000	439,866
6.25%, 11/26/2025		753,100,000	229,088
7.50%, 8/26/2026		1,140,000,000	369,864

			1,038,818

CROATIA 0.2%
Republic of Croatia,
6.75%, 11/5/2019 (a)		$245,000	251,349
Reg. S, 3.88%, 5/30/2022	EUR	225,000	284,862
6.00%, 1/26/2024 (a)		$95,000	102,520

			638,731

DOMINICAN REPUBLIC 0.1%
Dominican Republic Bond,
6.88%, 1/29/2026 (a)		195,000	204,506
6.85%, 1/27/2045 (a)		250,000	246,250

			450,756

ECUADOR 0.2%
Republic of Ecuador,
8.88%, 10/23/2027 (a)		200,000	172,000
7.88%, 1/23/2028 (a)		400,000	325,000

			497,000

EL SALVADOR 0.1%
Republic of El Salvador,
Reg. S, 7.38%, 12/1/2019		235,000	235,881

GABON 0.1%
Gabon Government Bond,
6.38%, 12/12/2024 (a)		455,000	408,344

GERMANY 0.0%†
Federal Republic of Germany,
Reg. S, 2.50%, 8/15/2046	EUR	61,328	98,919

GHANA 0.1%
Republic of Ghana,
7.63%, 5/16/2029 (a)		$300,000	268,716

HUNGARY 0.7%
Hungary Government Bond,
6.00%, 11/24/2023	HUF	57,700,000	246,757
3.00%, 6/26/2024		197,400,000	731,420
2.50%, 10/24/2024		278,260,000	1,001,373

			1,979,550

20

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

INDONESIA 0.7%
Perusahaan Penerbit SBSN Indonesia III,
4.40%, 3/1/2028 (a)		$255,000	$248,872
Republic of Indonesia,
3.38%, 4/15/2023 (a)		130,000	125,689
4.35%, 1/8/2027 (a)		210,000	207,650
3.75%, 6/14/2028 (a)	EUR	200,000	248,542
4.75%, 2/11/2029		$220,000	223,339
8.75%, 5/15/2031	IDR	3,975,000,000	287,964
7.50%, 8/15/2032		5,638,000,000	368,058
8.38%, 3/15/2034		2,528,000,000	177,027
8.25%, 5/15/2036		1,465,000,000	100,961
5.25%, 1/8/2047 (a)		$250,000	250,284

			2,238,386

IRELAND 0.2%
Republic of Ireland,
Reg. S, 1.00%, 5/15/2026	EUR	455,000	536,580

ITALY 0.3%
Italy Buoni Poliennali Del Tesoro,
2.00%, 2/1/2028		700,000	767,098

IVORY COAST 0.1%
Republic of Cote d’Ivoire,
5.75%, 12/31/2032 (a)(d)		$254,375	224,135

KENYA 0.1%
Republic of Kenya,
7.25%, 2/28/2028 (a)(e)		225,000	200,889

MEXICO 0.8%
Mexican Bonos,
6.50%, 6/9/2022	MXN	15,060,000	$719,198
8.00%, 12/7/2023		16,870,000	837,811
10.00%, 11/20/2036		6,500,000	364,020
8.00%, 11/7/2047		9,000,000	413,620

			2,334,649

MONGOLIA 0.1%
Mongolia Government Bond,
5.13%, 12/5/2022 (a)		$265,000	248,482

NETHERLANDS 0.6%
Netherlands Government Bond,
Reg. S, 2.50%, 1/15/2033 (a)	EUR	1,255,000	1,797,467

NIGERIA 0.2%
Federal Republic of Nigeria,
7.63%, 11/21/2025 (a)		$210,000	202,440
9.25%, 1/21/2049 (a)		425,000	412,184

			614,624

OMAN 0.1%
Oman Government Bond,
6.75%, 1/17/2048 (a)		515,000	424,875

PANAMA 0.0%†
Republic of Panama,
4.50%, 4/16/2050		155,000	148,413

Foreign Government Securities (continued)

	Principal Amount		Value

PERU 0.3%
Republic of Peru,
5.70%, 8/12/2024 (a)	PEN	1,403,000	$431,417
8.20%, 8/12/2026 (a)		955,000	333,151

			764,568

POLAND 0.6%
Republic of Poland,
4.00%, 10/25/2023	PLN	2,180,000	631,220
3.25%, 7/25/2025		1,825,000	510,143
2.50%, 7/25/2026		2,403,000	635,368

			1,776,731

PORTUGAL 0.5%
Portugal Obrigacoes do Tesouro OT,
Reg. S, 4.95%, 10/25/2023 (a)	EUR	425,000	590,698
Reg. S, 5.65%, 2/15/2024 (a)		550,000	788,693

			1,379,391

QATAR 0.1%
Qatar Government Bond,
5.10%, 4/23/2048 (a)		$240,000	252,060

ROMANIA 0.6%
Romania Government Bond,
5.80%, 7/26/2027	RON	6,710,000	1,780,017
5.00%, 2/12/2029		390,000	96,842

			1,876,859

RUSSIA 0.3%
Russian Federal Bond — OFZ,
7.00%, 8/16/2023	RUB	32,464,000	443,556
7.10%, 10/16/2024		24,700,000	334,934

			778,490

SAUDI ARABIA 0.2%
Kingdom of Saudi Arabia,
5.00%, 4/17/2049 (a)		$515,000	$495,746
KSA Sukuk Ltd.,
4.30%, 1/19/2029 (a)		150,000	149,250

			644,996

SLOVENIA 0.1%
Republic of Slovenia,
Reg. S, 4.63%, 9/9/2024	EUR	157,000	223,330

SOUTH AFRICA 0.6%
Republic of South Africa,
10.50%, 12/21/2026	ZAR	9,413,700	711,761
7.00%, 2/28/2031		2,595,035	148,158
8.88%, 2/28/2035		9,061,000	584,567
8.75%, 1/31/2044		3,705,007	229,009

			1,673,495

SOUTH KOREA 0.0%†
Export-Import Bank of Korea,
6.90%, 1/8/2021 (a)	IDR	2,100,000,000	139,318

21

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

SPAIN 0.4%
Kingdom of Spain,
Reg. S, 1.30%, 10/31/2026 (a)	EUR	320,000	$372,512
Reg. S, 5.15%, 10/31/2028 (a)		610,000	937,031

			1,309,543

SRI LANKA 0.2%
Democratic Socialist Republic of Sri Lanka,
5.13%, 4/11/2019 (a)		$250,000	247,500
5.75%, 4/18/2023 (a)		130,000	119,625
Reg. S, 6.20%, 5/11/2027		150,000	132,022

			499,147

SWEDEN 0.3%
Sweden Government Bond,
Reg. S, 1.00%, 11/12/2026	SEK	6,800,000	808,594

TURKEY 0.3%
Export Credit Bank of Turkey,
6.13%, 5/3/2024 (a)		$400,000	365,801
Republic of Turkey,
7.25%, 12/23/2023		430,000	441,409

			807,210

UKRAINE 0.7%
Ukraine Government Bond,
7.75%, 9/1/2019 (a)		825,000	815,593
Reg. S, 7.75%, 9/1/2020		515,000	496,095
7.75%, 9/1/2027 (a)		160,000	135,092
9.75%, 11/1/2028 (a)(e)		330,000	309,237
Ukreximbank Via Biz Finance plc,
9.63%, 4/27/2022 (a)		195,000	190,749
Reg. S, 9.75%, 1/22/2025		200,000	187,500

			2,134,266

UNITED KINGDOM 0.3%
U.K. Treasury Bonds,
Reg. S, 4.75%, 12/7/2030	GBP	133,000	231,642
Reg. S, 4.25%, 6/7/2032		435,000	737,778

			969,420

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.1%
Bolivarian Republic of Venezuela,
Reg. S, 9.00%, 5/7/2023 (j)		$460,000	102,350
Reg. S, 8.25%, 10/13/2024 (j)		270,000	62,100
9.25%, 9/15/2027 (j)		690,000	160,425

			324,875

ZAMBIA 0.1%
Republic of Zambia,
5.38%, 9/20/2022 (a)		480,000	343,181

Total Foreign Government Securities (cost $43,741,247)			41,117,131

Loan Participations 0.4%

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) 0.2%
Communications Sales & Leasing, Inc., 1st Lien Term Loan, 5.52%, 10/24/2022	$474,112	$427,886

Paper & Forest Products 0.0%†
Catalyst Paper Corp., Term Loan, 12.00%, 1/1/2100 (c)	149,830	121,325

Specialty Retail 0.2%
J. Crew Group, Inc. Term Loan, (ICE LIBOR USD 1 Month + 3.22%), 5.98%, 3/5/2021 (g)	133,550	104,762
Petco Animal Supplies, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 5.78%, 1/26/2023 (g)	779,950	568,061

		672,823

Total Loan Participation (cost $1,518,384)		1,222,034

Mortgage-Backed Securities 14.3%
FHLMC Gold Pool
Pool# C90381 7.50%, 11/1/2020	31	32
Pool# C00712 6.50%, 2/1/2029	2,703	2,981
Pool# J32653 3.50%, 8/1/2030	61,031	61,923
Pool# C41531 8.00%, 8/1/2030	1,234	1,276
Pool# J32749 3.50%, 9/1/2030	60,143	61,018
Pool# C42327 8.00%, 9/1/2030	675	748
Pool# C01104 8.00%, 12/1/2030	4,008	4,556
Pool# C49587 8.00%, 3/1/2031	4,483	4,490
Pool# C50477 8.00%, 4/1/2031	11,106	11,508
Pool# C53381 8.00%, 6/1/2031	1,011	1,012
Pool# C69951 6.50%, 8/1/2032	16,478	17,886
Pool# G60085 5.50%, 6/1/2041	156,078	167,884
Pool# Q20545 3.50%, 7/1/2043	254,157	255,990
Pool# G07787 4.00%, 8/1/2044	381,412	391,628
Pool# G60847 4.00%, 1/1/2045	598,858	616,178
Pool# Q37249 3.50%, 11/1/2045	280,141	281,418
Pool# Q38896 4.00%, 2/1/2046	735,023	753,602
Pool# Q39379 4.50%, 3/1/2046	106,146	109,995

22

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q50962 3.50%, 9/1/2047	$867,758	$868,116
Pool# Q52093 3.50%, 11/1/2047	1,429,987	1,429,747
Pool# G08791 3.00%, 12/1/2047	291,922	284,590
FNMA Pool
Pool# AM9378 3.13%, 7/1/2025	305,356	308,658
Pool# AN2259 2.55%, 7/1/2026	287,285	277,423
Pool# 540017 8.00%, 5/1/2030	872	872
Pool# AZ4471 3.50%, 7/1/2030	82,927	84,081
Pool# AZ6158 3.50%, 9/1/2030	42,539	43,131
Pool# AL6344 5.00%, 2/1/2031	18,540	19,476
Pool# 564993 7.50%, 3/1/2031	6,635	6,721
Pool# 606566 7.50%, 10/1/2031	2,908	2,975
Pool# 642656 7.00%, 7/1/2032	4,641	4,656
Pool# AB0047 4.50%, 4/1/2035	346,580	363,112
Pool# 886574 4.73%, 8/1/2036 (b)	37,358	39,152
Pool# 888817 5.50%, 8/1/2037	74,406	80,131
Pool# AL1104 5.50%, 2/1/2038	129,439	139,392
Pool# 995049 5.50%, 2/1/2038	115,814	124,723
Pool# 257231 5.50%, 6/1/2038	104,052	111,065
Pool# AE0811 6.00%, 9/1/2039	28,629	31,237
Pool# AC9581 5.50%, 1/1/2040	36,650	39,331
Pool# AL5814 5.50%, 7/1/2040	368,615	397,113
Pool# AB5692 4.00%, 6/1/2042	185,204	189,947
Pool# AB5617 4.00%, 7/1/2042	156,881	160,909
Pool# AL5760 4.00%, 9/1/2043	249,656	256,680
Pool# AS4991 3.50%, 5/1/2045	925,317	928,673
Pool# AY4204 3.50%, 5/1/2045	436,944	438,552
Pool# AZ9821 3.50%, 9/1/2045	333,252	334,409
Pool# AL7441 3.50%, 10/1/2045	220,605	221,359
Pool# BC0302 4.50%, 3/1/2046	318,317	334,254

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS6938 4.00%, 4/1/2046	$1,116,332	$1,144,430
Pool# AS8204 3.50%, 10/1/2046	1,380,283	1,384,006
Pool# MA2833 3.00%, 12/1/2046	3,074,082	2,998,098
Pool# BE4223 3.50%, 12/1/2046	236,825	237,280
Pool# MA2956 3.00%, 4/1/2047	1,903,507	1,856,434
Pool# AS9535 4.00%, 5/1/2047	415,188	425,293
Pool# CA0079 4.00%, 7/1/2047	515,275	527,835
Pool# BH6534 4.00%, 7/1/2047	282,763	288,318
Pool# BH2594 3.50%, 8/1/2047	1,314,705	1,315,334
Pool# BH6565 4.00%, 8/1/2047	181,430	184,985
Pool# BH2682 3.50%, 9/1/2047	1,147,382	1,147,944
Pool# MA3210 3.50%, 12/1/2047	376,241	376,268
Pool# MA3306 4.00%, 3/1/2048	1,881,355	1,918,208
Pool# CA1662 4.00%, 5/1/2048	780,321	799,419
Pool# BK8101 5.00%, 7/1/2048	1,292,167	1,355,069
Pool# 890848 4.00%, 8/1/2048	966,275	991,106
Pool# BE8368 4.50%, 8/1/2048	1,472,704	1,536,973
Pool# CA2172 4.50%, 8/1/2048	238,548	252,796
FNMA TBA
3.00%, 2/25/2029	350,000	349,132
3.50%, 1/25/2033	1,495,000	1,512,957
5.00%, 4/25/2037	330,000	345,649
4.00%, 9/25/2043	2,245,000	2,288,497
3.00%, 1/25/2048	905,000	882,107
3.50%, 1/25/2048	3,435,000	3,434,396
4.50%, 1/25/2048	2,265,000	2,345,381
GNMA I Pool
Pool# AC3663, 2.49%, 6/15/2035	241,696	225,823
GNMA II Pool
Pool# 82468 3.50%, 1/20/2040 (b)	102,603	106,488
Pool# 82483 3.50%, 2/20/2040 (b)	32,982	34,224
Pool# 82520 3.62%, 4/20/2040 (b)	63,361	65,654
Pool# 82570 4.25%, 6/20/2040 (b)	1,434	1,484
Pool# MA1161 5.50%, 7/20/2043	52,213	55,689
Pool# MA1289 5.50%, 9/20/2043	113,076	121,398

23

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount		Value

GNMA II Pool (continued)
Pool# 725640 5.29%, 5/20/2060 (b)		$43,065	$43,415
Pool# 710065 4.81%, 2/20/2061 (b)		11,654	11,958
Pool# 773443 5.15%, 4/20/2062 (b)		48,641	49,087
Pool# 766552 4.78%, 5/20/2062 (b)		27,660	27,860
Pool# 765227 4.55%, 11/20/2062 (b)		464,692	469,189
Pool# AC0942 4.66%, 1/20/2063 (b)		27,828	29,013
Pool# AC0934 4.70%, 1/20/2063 (b)		72,413	75,807
Pool# AJ4785 4.70%, 8/20/2064 (b)		22,600	22,707
Pool# AS6007 4.55%, 12/20/2066 (b)		435,425	465,703
Pool# AY2220 4.51%, 1/20/2067 (b)		905,533	969,548

Total Mortgage-Backed Securities (cost $43,465,420)			42,937,572

Municipal Bonds 0.4%
Georgia 0.4%
Municipal Electric Authority of Georgia, RB
Series A, 6.64%, 4/1/2057		540,000	570,910
Series A, 7.06%, 4/1/2057		440,000	494,234

Total Municipal Bonds (cost $981,295)			1,065,144

Supranational 1.3%
Africa Finance Corp., 3.88%, 4/13/2024 (a)		205,000	195,121
Asian Development Bank, 6.45%, 8/8/2021	INR	38,450,000	536,862
Banque Ouest Africaine de Developpement
5.50%, 5/6/2021 (a)		$200,000	203,086
5.00%, 7/27/2027 (a)		290,000	271,359
Eastern and Southern African Trade and Development Bank, 5.38%, 3/14/2022		215,000	213,000
European Bank for Reconstruction & Development, 7.38%, 4/15/2019	IDR	12,990,000,000	899,725
European Investment Bank, 7.20%, 7/9/2019		6,210,000,000	429,518
Inter-American Development Bank
7.00%, 2/4/2019		1,000,000,000	69,239
9.50%, 4/15/2019		800,000,000	55,729
7.88%, 3/14/2023		3,430,000,000	237,643

Supranational (continued)

	Principal Amount		Value

International Bank for Reconstruction & Development
3.50%, 1/22/2021	NZD	488,000	335,723
3.00%, 10/19/2026	AUD	461,000	330,527

Total Supranational (cost $3,922,183)			3,777,532

U.S. Treasury Obligations 7.4%
U.S. Treasury Bonds
3.13%, 5/15/2048		$3,303,000	3,365,705
3.00%, 8/15/2048 (e)		4,850,000	4,827,076
U.S. Treasury Inflation Linked Notes 0.38%, 1/15/2027 (l)		500,000	497,184
U.S. Treasury Notes
2.63%, 12/31/2023		185,000	185,968
2.88%, 11/30/2025		4,575,000	4,657,028
2.25%, 11/15/2027		3,985,000	3,849,417
2.88%, 8/15/2028		200,000	203,094
3.13%, 11/15/2028 (e)		4,475,000	4,641,764

Total U.S. Treasury Obligations (cost $21,814,391)			22,227,236

Common Stocks 0.3%

	Shares		Value

Diversified Telecommunication Services 0.0%†
Avanti Communications Group plc*		1,560,186	49,763

IT Services 0.1%
iPayment Holdings, Inc.* (c)(i)		265,038	225,282
iPayment, Inc.* (c)		1,697	169,700

			394,982

Oil, Gas & Consumable Fuels 0.1%
Chaparral Energy, Inc., Class A*		15,180	74,686
Frontera Energy Corp.*		10,324	100,574
Templar Energy LLC* (c)(h)(i)		6,672	0

			175,260

Paper & Forest Products 0.0%†
Catalyst Paper Corp.* (c)(h)(i)		344,368	0

Software 0.1%
Avaya Holdings Corp.*		10,858	158,093

Wireless Telecommunication Services 0.0%†
NII Holdings, Inc.* (e)		20,137	88,804

Total Common Stocks (cost $1,561,962)			866,902

24

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Preferred Stock 0.0%†

	Shares	Value

Oil, Gas & Consumable Fuels 0.0%†
Templar Energy LLC, 0.00%* (c)(i)(m)	4,172	$25,032

Total Preferred Stock (cost $41,720)		25,032

Short-Term Investments 3.7%

	Principal Amount

Foreign Government Treasury Bill 0.1%
Argentina Treasury Bill, 0.00%, 5/31/2019	$6,204,000	182,258

U.S. Government Agency Security 3.6%
FHLB, 2.31%, 1/9/2019	10,975,000	10,969,919

Total Short-Term Investments (cost $11,134,857)		11,152,177

Repurchase Agreements 0.9%
Bank of America NA 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $250,042, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $255,000. (n)(o)	250,000	250,000
ML Pierce Fenner & Smith, Inc. 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $841,360, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $858,044. (n)(o)	841,220	841,220
NatWest Markets Securities, Inc. 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $500,242, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $510,211. (n)(o)	500,000	500,000
NatWest Markets Securities, Inc. 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $500,245, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $510,131. (n)(o)	500,000	500,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $600,100, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $612,000. (n)(o)	$600,000	$600,000

Total Repurchase Agreements (cost $2,691,220)		2,691,220

Total Investments (cost $314,459,231) — 101.6%		304,711,117

Liabilities in excess of other assets — (1.6)%		(4,864,564)

NET ASSETS — 100.0%		$299,846,553

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $93,707,180 which represents 31.25% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2018.

(c)	Fair valued security.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2018.

(e)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $4,215,385, which was collateralized by cash used to purchase repurchase agreements with a total value of $2,691,220 and by $1,719,315 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/15/2019 – 11/15/2048, a total value of $4,410,535.

(f)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2018. The maturity date reflects the next call date.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.

25

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

(h)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(i)	Value determined using significant unobservable inputs.

(j)	Security in default.

(k)	PIK— Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the PIK rate.

(l)	Principal amounts are not adjusted for inflation.

(m)

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2018.

(n)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $2,691,220.

(o)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

FDIC	Federal Deposit Insurance Corp.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

RB	Revenue Bond

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery
Currency:

ARS	Argentina Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Poland New Zloty

RON	Romanian Leu

RUB	Russia Ruble

SEK	Swedish Krona

USD	United States Dollar

ZAR	South Africa Rand

26

Statement of Investments (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund (Continued)

Forward foreign currency contracts outstanding as of December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CZK	15,031,695	USD	664,805	Barclays Bank plc	1/31/2019	5,011
GBP	86,810	USD	110,342	Barclays Bank plc	1/31/2019	469
JPY	539,443,438	USD	4,893,812	TD Bank	1/31/2019	39,249
PLN	3,443,766	USD	916,107	TD Bank	1/31/2019	4,607
TRY	2,300,605	USD	426,670	JPMorgan Chase Bank	1/31/2019	743
USD	1,138,960	AUD	1,612,961	TD Bank	1/31/2019	2,186
USD	654,457	CAD	888,752	Standard Chartered Bank	1/31/2019	2,947
USD	1,164,872	NZD	1,729,913	TD Bank	1/31/2019	3,148
BRL	1,245,292	USD	316,840	Standard Chartered Bank**	2/4/2019	3,826

Total unrealized appreciation						62,186

BRL	1,197,276	USD	309,862	Standard Chartered Bank**	1/3/2019	(947)
USD	307,946	BRL	1,208,996	Standard Chartered Bank**	1/3/2019	(3,993)
COP	1,199,044,000	USD	374,000	Standard Chartered Bank**	1/8/2019	(4,879)
CLP	563,517,800	USD	827,000	Standard Chartered Bank**	1/22/2019	(14,607)
RUB	13,470,310	USD	199,000	JPMorgan Chase Bank**	1/22/2019	(6,216)
THB	7,982,400	USD	245,711	Standard Chartered Bank	1/31/2019	(459)
USD	4,496,490	EUR	3,936,182	Barclays Bank plc	1/31/2019	(24,594)
USD	93,501	MXN	1,869,000	Standard Chartered Bank	1/31/2019	(1,160)
USD	162,149	MXN	3,244,066	TD Bank	1/31/2019	(2,157)
USD	1,148,312	ZAR	16,824,494	JPMorgan Chase Bank	1/31/2019	(16,914)

Total unrealized depreciation						(75,926)

Net unrealized depreciation						(13,740)

**	Non-deliverable forward.

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Poland New Zloty

RUB	Russia Ruble

THB	Thai Bhat

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi Sector Bond Fund
Assets:
Investment securities, at value* (cost $311,768,011)	$302,019,897
Repurchase agreements, at value (cost $2,691,220)	2,691,220
Cash	4,582,256
Foreign currencies, at value (cost $306,405)	306,686
Interest receivable	3,096,787
Security lending income receivable	4,529
Receivable for investments sold	2,963,887
Receivable for capital shares issued	3,183,263
Reclaims receivable	3,040
Restricted cash, collateral for forward foreign currency contracts	70,000
Unrealized appreciation on forward foreign currency contracts (Note 2)	62,186
Receivable for capital gain country tax	792
Prepaid expenses	491

Total Assets	318,985,034

Liabilities:
Payable for investments purchased	15,988,672
Payable for capital shares redeemed	108,948
Unrealized depreciation on forward foreign currency contracts (Note 2)	75,926
Payable upon return of securities loaned (Note 2)	2,691,220
Accrued expenses and other payables:
Investment advisory fees	143,497
Fund administration fees	27,073
Administrative servicing fees	37,879
Accounting and transfer agent fees	7,509
Trustee fees	107
Deferred capital gain country tax	311
Custodian fees	2,158
Compliance program costs (Note 3)	307
Professional fees	33,990
Printing fees	12,603
Other	8,281

Total Liabilities	19,138,481

Net Assets	$299,846,553

Represented by:
Capital	$312,182,450
Total distributable earnings (loss)	(12,335,897)

Net Assets	$299,846,553

28

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$299,846,553

Total	$299,846,553

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	34,111,166

Total	34,111,166

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.79

*	Includes value of securities on loan of $4,215,385 (Note 2).

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$13,904,901
Income from securities lending (Note 2)	105,913
Dividend income	89,276
Foreign tax withholding	(20,415)

Total Income	14,079,675

EXPENSES:
Investment advisory fees	1,754,746
Fund administration fees	148,960
Administrative servicing fees Class I Shares	464,932
Professional fees	62,519
Printing fees	28,451
Trustee fees	9,268
Custodian fees	12,094
Accounting and transfer agent fees	31,820
Compliance program costs (Note 3)	1,253
Other	13,416

Total Expenses	2,527,459

NET INVESTMENT INCOME	11,552,216

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(7,055,558)
Settlement of forward foreign currency contracts (Note 2)	680,691
Foreign currency transactions (Note 2)	(13,546)

Net realized losses	(6,388,413)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(12,379,939)
Forward foreign currency contracts (Note 2)	(72,369)
Translation of assets and liabilities denominated in foreign currencies	(6,630)

Net change in unrealized appreciation/depreciation	(12,458,938)

Net realized/unrealized losses	(18,847,351)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,295,135)

†	Net of capital gain country taxes of $58.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $475.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$11,552,216	$10,605,099
Net realized gains (losses)	(6,388,413)	4,128,331
Net change in unrealized appreciation/depreciation	(12,458,938)	3,768,414

Change in net assets resulting from operations	(7,295,135)	18,501,844

Distributions to Shareholders From:
Distributable earnings:
Class I	(8,541,860)	(14,620,629	)(a)
Class Y (b)	–	–	(a)

Change in net assets from shareholder distributions	(8,541,860)	(14,620,629)

Change in net assets from capital transactions	962,982	24,796,275

Change in net assets	(14,874,013)	28,677,490

Net Assets:
Beginning of year	314,720,566	286,043,076

End of year	$299,846,553	$314,720,566	(c)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$41,591,603	$40,849,531
Dividends reinvested	8,541,860	14,620,629
Cost of shares redeemed	(49,170,481)	(30,315,297)

Total Class I Shares	962,982	25,154,863

Class Y Shares (b)
Proceeds from shares issued	–	11,168
Dividends reinvested	–	–
Cost of shares redeemed	–	(369,756)

Total Class Y Shares	–	(358,588)

Change in net assets from capital transactions	$962,982	$24,796,275

SHARE TRANSACTIONS:
Class I Shares
Issued	4,573,600	4,370,282
Reinvested	966,327	1,564,677
Redeemed	(5,429,205)	(3,227,310)

Total Class I Shares	110,722	2,707,649

31

Statements of Changes in Net Assets (Continued)

	NVIT Multi Sector Bond Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class Y Shares (b)
Issued	–	1,218
Reinvested	–	–
Redeemed	–	(39,733)

Total Class Y Shares	–	(38,515)

Total change in shares	110,722	2,669,134

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)	Effective April 10, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $4,473,364.

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$9.26	0.34	(0.56)	(0.22)	(0.25)	(0.25)	$8.79	(2.34%	)	$299,846,553	0.82%	3.73%	0.82%	234.11%
Year Ended December 31, 2017	$9.13	0.33	0.25	0.58	(0.45)	(0.45)	$9.26	6.33%		$314,720,566	0.82%	3.47%	0.82%	218.04%
Year Ended December 31, 2016	$8.68	0.36	0.39	0.75	(0.30)	(0.30)	$9.13	8.65%		$285,691,722	0.88%	3.90%	0.88%	333.79%
Year Ended December 31, 2015	$9.12	0.34	(0.60)	(0.26)	(0.18)	(0.18)	$8.68	(2.89%	)	$268,928,575	0.89%	3.75%	0.89%	390.73%
Year Ended December 31, 2014	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77%	(g)	$286,558,897	0.91%	3.46%	0.91%	395.27%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

33

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34

Notes to Financial Statements (Continued)

December 31, 2018

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances,

35

Notes to Financial Statements (Continued)

December 31, 2018

as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$16,050,214	$—	$16,050,214
Collateralized Mortgage Obligations	—	10,009,305	—	10,009,305
Commercial Mortgage-Backed Securities	—	13,669,279	—	13,669,279
Common Stocks
Diversified Telecommunication Services	—	49,763	—	49,763
IT Services	—	169,700	225,282	394,982
Oil, Gas & Consumable Fuels	175,260	—	—	175,260
Paper & Forest Products	—	—	—	—
Software	158,093	—	—	158,093
Wireless Telecommunication Services	88,804	—	—	88,804
Total Common Stocks	$422,157	$219,463	$225,282	$866,902

36

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds
Aerospace & Defense	$—	$536,545	$—	$536,545
Airlines	—	549,775	—	549,775
Auto Components	—	1,193,887	—	1,193,887
Automobiles	—	1,563,450	—	1,563,450
Banks	—	11,525,225	—	11,525,225
Beverages	—	2,298,317	—	2,298,317
Biotechnology	—	1,928,227	—	1,928,227
Building Products	—	789,725	—	789,725
Capital Markets	—	7,521,851	—	7,521,851
Chemicals	—	6,347,339	—	6,347,339
Commercial Services & Supplies	—	1,920,575	—	1,920,575
Communications Equipment	—	1,775,626	—	1,775,626
Construction & Engineering	—	705,735	—	705,735
Construction Materials	—	375,360	—	375,360
Consumer Finance	—	2,768,300	—	2,768,300
Containers & Packaging	—	1,674,634	—	1,674,634
Diversified Consumer Services	—	1,084,500	—	1,084,500
Diversified Financial Services	—	1,356,620	—	1,356,620
Diversified Telecommunication Services	—	2,966,707	—	2,966,707
Electric Utilities	—	4,188,808	—	4,188,808
Electronic Equipment, Instruments & Components	—	428,978	—	428,978
Energy Equipment & Services	—	2,219,354	—	2,219,354
Entertainment	—	2,292,910	—	2,292,910
Equity Real Estate Investment Trusts (REITs)	—	2,521,770	—	2,521,770
Food & Staples Retailing	—	173,500	—	173,500
Food Products	—	4,395,861	—	4,395,861
Health Care Equipment & Supplies	—	1,011,601	—	1,011,601
Health Care Providers & Services	—	7,503,092	—	7,503,092
Hotels, Restaurants & Leisure	—	5,433,496	—	5,433,496
Household Durables	—	1,530,261	—	1,530,261
Household Products	—	318,150	—	318,150
Independent Power and Renewable Electricity Producers	—	1,336,924	—	1,336,924
Insurance	—	2,749,012	—	2,749,012
Interactive Media & Services	—	254,013	—	254,013
Internet & Direct Marketing Retail	—	818,850	—	818,850
IT Services	—	295,500	—	295,500
Machinery	—	466,950	—	466,950
Marine	—	177,750	—	177,750
Media	—	7,404,991	—	7,404,991
Metals & Mining	—	4,647,496	—	4,647,496
Multiline Retail	—	434,846	—	434,846
Multi-Utilities	—	295,617	—	295,617
Oil, Gas & Consumable Fuels	—	16,774,607	—	16,774,607
Paper & Forest Products	—	1,015,299	—	1,015,299
Pharmaceuticals	—	5,093,853	—	5,093,853
Professional Services	—	728,596	—	728,596
Real Estate Management & Development	—	599,287	—	599,287
Semiconductors & Semiconductor Equipment	—	1,094,881	—	1,094,881
Specialty Retail	—	806,001	—	806,001
Technology Hardware, Storage & Peripherals	—	1,034,482	—	1,034,482
Thrifts & Mortgage Finance	—	420,375	—	420,375

37

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Tobacco	$—	$2,648,812	$—	$2,648,812
Trading Companies & Distributors	—	563,600	—	563,600
Transportation Infrastructure	—	253,800	—	253,800
Wireless Telecommunication Services	—	7,084,618	—	7,084,618
Total Corporate Bonds	$—	$137,900,339	$—	$137,900,339
Foreign Government Securities	—	41,117,131	—	41,117,131
Forward Foreign Currency Contracts	—	62,186	—	62,186
Loan Participations	—	1,222,034	—	1,222,034
Mortgage-Backed Securities	—	42,937,572	—	42,937,572
Municipal Bonds	—	1,065,144	—	1,065,144
Preferred Stock	—	—	25,032	25,032
Repurchase Agreements	—	2,691,220	—	2,691,220
Short-Term Investments	—	11,152,177	—	11,152,177
Supranational	—	3,777,532	—	3,777,532
U.S. Treasury Obligations	—	22,227,236	—	22,227,236
Total Assets	$422,157	$304,100,832	$250,314	$304,773,303
Liabilities:
Forward Foreign Currency Contracts	$—	$(75,926)	$—	$(75,926)
Total Liabilities	$—	$(75,926)	$—	$(75,926)
Total	$422,157	$304,024,906	$250,314	$304,697,377

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2018, the Fund held one corporate bond and two international common stock investments that were categorized as Level 3 investments which were valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/2017	$2,454	$88,291	$—	$38,591	$129,336
Accrued Accretion/(Amortization)	—	—	—	—	—
Realized Gain (Loss)	1,933	—	42	—	1,975
Purchases	—	—	—	—	—
Change in Unrealized Appreciation/Depreciation	(2,454)	87,629	(1)	(13,559)	71,615
Sales	(1,933)	—	(42)	—	(1,975)
Transfers Into Level 3	—	120,306	1	—	120,307
Transfers Out of Level 3	—	(70,944)	—	—	(70,944)
Balance as of 12/31/2018	$—	$225,282	$—	$25,032	$250,314
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2018*	$—	$87,629	$(1)	$(13,559)	$74,069

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

38

Notes to Financial Statements (Continued)

December 31, 2018

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract. The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

39

Notes to Financial Statements (Continued)

December 31, 2018

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$62,186
Total		$62,186
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(75,926)
Total		$(75,926)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$680,691
Total	$680,691

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(72,369)
Total	$(72,369)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$10,848,549
Average Settlement Value Sold	$8,950,057

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of

40

Notes to Financial Statements (Continued)

December 31, 2018

default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Assets Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Assets Derivative
Barclays Bank plc	Forward Foreign Currency Contracts	$5,480	$(5,480)	$—	$—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	743	(743)	—	—
Standard Chartered Bank	Forward Foreign Currency Contracts	6,773	(6,773)	—	—
TD Bank	Forward Foreign Currency Contracts	49,190	(2,157)	—	47,033
Total		$62,186	$(15,153)	$—	$47,033

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
Barclays Bank plc	Forward Foreign Currency Contracts	$(24,594)	$5,480	$—	$(19,114)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(23,130)	743	—	(22,387)
Standard Chartered Bank	Forward Foreign Currency Contracts	(26,045)	6,773	19,272	—
TD Bank	Forward Foreign Currency Contracts	(2,157)	2,157	—	—
Total		$(75,926)	$15,153	$19,272	$(41,501)

Amounts designated as “—” are zero.

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at

41

Notes to Financial Statements (Continued)

December 31, 2018

a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $2,691,220, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan

42

Notes to Financial Statements (Continued)

December 31, 2018

and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest.

In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

43

Notes to Financial Statements (Continued)

December 31, 2018

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$250,000	$—	$250,000	$(250,000)	$—
ML Pierce Fenner & Smith, Inc.	841,220	—	841,220	(841,220)	—
NatWest Markets Securities, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Pershing LLC	600,000	—	600,000	(600,000)	—
Total	$2,691,220	$—	$2,691,220	$(2,691,220)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital

44

Notes to Financial Statements (Continued)

December 31, 2018

gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss and paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2018 were as follows:

Capital	Total Distributable Earnings (Loss)
$(1)	$1

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

45

Notes to Financial Statements (Continued)

December 31, 2018

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.575%
$200 million up to $500 million	0.550%
$500 million and more	0.525%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

46

Notes to Financial Statements (Continued)

December 31, 2018

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $148,960 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,253.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $464,932.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of

47

Notes to Financial Statements (Continued)

December 31, 2018

(a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019.

During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $705,629,091 and sales of $695,924,558 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2018, the Fund had purchases of $272,651,361 and sales of $282,780,375 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

48

Notes to Financial Statements (Continued)

December 31, 2018

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

49

Notes to Financial Statements (Continued)

December 31, 2018

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

50

Notes to Financial Statements (Continued)

December 31, 2018

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

51

Notes to Financial Statements (Continued)

December 31, 2018

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,541,860	$—	$8,541,860	$—	$8,541,860

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

52

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,620,629	$—	$14,620,629	$—	$14,620,629

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Other Gains and Losses	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,232,327	$—	$7,232,327	$7,373	$(9,533,825)	$(10,041,772)	$(12,335,897)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$314,419,830	$2,518,200	$(12,240,653)	$(9,722,453)

As of December 31, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount		Expires
$9,533,825	*	Unlimited
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

10.  Subsequent Events

On December 5, 2018, the Board of Trustees approved the termination of Logan Circle Partners, LP as subadviser of the Fund and approved the appointment of Amundi Smith Breeden, LLC to subadvise the Fund. The change was effective February 6, 2019. As of January 22, 2019, the Fund was renamed “Amundi NVIT Multi Sector Bond Fund”.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

53

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Amundi NVIT Multi Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi Sector Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

54

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

55

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

56

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

57

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

58

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

59

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

60

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

61

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

62

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

63

Annual Report

December 31, 2018

NVIT International Index Fund

AR-INTX 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT International Index Fund

For the annual period ended December 31, 2018, the NVIT International Index Fund (Class Y) registered -13.63% versus -13.79% for its benchmark, the MSCI EAFE® Index* (Index). For broader comparison, the median return for the Fund’s Morningstar® peer category, Foreign Large Blend (consisting of 122 funds as of December 31, 2018), was -14.41% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the first quarter of 2018, European equity markets fell in line with the broader market amid increased market volatility and trade protectionism worries. From a single-country standpoint, the United Kingdom (UK) detracted the most from the Index’s total return. Rising gilt yields (the interest paid on British government bonds) diminished the attractiveness of defensive sectors, while ongoing political uncertainty weighed on broader market sentiment. In the eurozone, Italy contributed the highest amount to the Index’s total return out of other eurozone members, after the Italian elections did not meaningfully impact risk sentiment. Separately, sovereign bonds in the region sold off. Germany’s 10-year bund yield increased 0.07%, while the same tenor of gilts increased 0.16%. On the economic front, gross domestic product (GDP) growth stabilized while Institute for Supply Management® Purchasing Managers Index indicators were slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards, as the unemployment rate continued its downward trajectory across the region.

In the Asia-Pacific region (APAC), Japan contributed the most to the Index’s total return (in U.S. dollar terms) during the first quarter of 2018. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar (USD) amid a flurry of safe-haven bids, and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export-sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

Throughout the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market (DM) equity markets. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of tariffs on steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the second quarter. The formation of Italy’s populist coalition government intensified European political risk. Momentum for eurozone reform also showed signs of weakness, as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger USD — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged DM equity returns in the quarter.

From a sector standpoint, Energy shares outperformed, as Brent crude (a trading classification of sweet light crude oil that serves as a benchmark price for worldwide oil purchases) remained in a high trading range throughout the quarter. Commodities rallied approximately 13% in the quarter, as the U.S. announcement of its departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the Financials sector underperformed amid subdued European rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns that weighed on sentiment.

From a single-country standpoint, Australia contributed the most to the Index’s total return over the second quarter. Shares of the firms in the Materials and Energy sectors outperformed, as the country was spared from the U.S. steel and

3

Fund Commentary (cont.)	NVIT International Index Fund

aluminum tariffs. The UK also contributed significantly to the Index’s total return over the second quarter, with the Energy sector in the lead. Relatively strong UK growth also was supportive, apparent from the country’s reaching its lowest unemployment rate since 1975. From a pure performance perspective, Israeli equities outperformed, as a large jump in shares of an Israeli multinational pharmaceutical company contributed meaningfully to the country’s equity market. Less positively, Japanese equities weighed the most on the Index’s total return, as cyclicals and export-sensitive names were particularly hit by U.S. protectionism headlines.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported DM generally in the face of rising U.S. protectionism. In Japan, equities rallied 3.7% in the quarter, as a -2.5% depreciation in the yen helped export names. The September release of the country’s second-quarter 2018 GDP number indicated growth had reached an annualized 3%, which was the fastest growth rate since the first quarter of 2016. Inflation data also exceeded expectations. Switzerland provided the second-largest boost to the Index, as the country rallied 6.2% and contributed 0.5% to the Index’s total return. The impressive price action was the result of strength in Swiss biotech names.

Elsewhere, the UK detracted the most from the Index’s total return in the third quarter of 2018, with the country down 1.7%, equating to a loss of 0.3% for the Index. Continued Brexit uncertainty weighed on the market, influencing a 1.5% decline in sterling. Italy also weighed on the overall Index, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, DM had faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. The Index fell 13.8% in 2018.

The Western European region fell 12.8% in the fourth quarter and contributed to 63% of the

Index’s quarterly decline. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the region. The euro and sterling both moved lower against the dollar, down 4.8% and 5.9% on the year, respectively.

Within Europe, the UK fell 11% in the fourth quarter and contributed to a 1.6% drop in the Index. Continued Brexit turbulence weighed on both consumer and investor sentiment. Elsewhere, French equities dropped 15% as the “Yellow Vest” political movement raised domestic uncertainty. German manufacturing orders declined throughout the quarter, catalyzing a 16% drop in Germany’s component of the Index. The safe-haven 10-year German Bund yield ended the year at 0.23%, 34 basis points (bps) lower from intra-quarter highs.

In APAC, Japan fell 14.3% in the fourth quarter. A roughly 3.5% jump in the yen against the dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell 9.7% as the slowdown in China weighed on the country’s domestic growth prospects.

From a sector perspective, Financials, with -19.64%, had the lowest return in the Index (in USD) in 2018. Decreases were seen across almost all sectors for the year (except for Utilities, which returned 1.60%), with notable detraction in Materials, with -17.17%, and Consumer Discretionary, with -16.21%.

The Fund entered into futures contracts (“futures”) during the reporting period to gain exposure to the value of equities and foreign currencies. These futures did not have any meaningful impact on performance for the period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

4

Fund Commentary (cont.)	NVIT International Index Fund

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Index Fund

Asset Allocation†

Common Stocks	98.5%
Repurchase Agreements	1.1%
Rights††	0.0%
Futures††	(0.0)%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries†††

Banks	10.7%
Pharmaceuticals	8.0%
Oil, Gas & Consumable Fuels	5.7%
Insurance	5.5%
Chemicals	3.4%
Food Products	3.3%
Automobiles	3.3%
Metals & Mining	3.0%
Machinery	2.4%
Diversified Telecommunication Services	2.4%
Other Industries*	52.3%
100.0%

Top Holdings†††

Nestle SA (Registered)	2.0%
Novartis AG (Registered)	1.5%
Roche Holding AG	1.4%
HSBC Holdings plc	1.3%
Royal Dutch Shell plc	1.1%
Toyota Motor Corp.	1.1%
TOTAL SA	1.0%
BP plc	1.0%
Royal Dutch Shell plc	0.9%
AIA Group Ltd.	0.8%
Other Holdings*	87.9%
100.0%

Top Countries†††

Japan	24.0%
United Kingdom	14.1%
France	10.7%
Switzerland	9.1%
Germany	8.7%
Australia	7.6%
Netherlands	4.6%
Hong Kong	3.4%
Spain	3.0%
Sweden	2.5%
Other Countries*	12.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	(13.81)%	N/A	(0.18)%	[2]
Class II	(13.90)%	0.03%	5.66%
Class VIII	(14.13)%	(0.12)%	5.52%
Class Y	(13.63)%	0.42%	6.09%
MSCI EAFE® Index	(13.79)%	0.53%	6.32%
CPI	1.91%	1.51%	1.80%

N/A - Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.43%
Class II	0.66%
Class VIII	0.83%
Class Y	0.28%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund versus performance of the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18(a)	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	884.90	2.09	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.99	2.24	0.44
Class II Shares	Actual	(b)	1,000.00	884.90	3.04	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class VIII Shares	Actual	(b)	1,000.00	883.50	3.99	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(b)	1,000.00	885.80	1.38	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.74	1.48	0.29

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

NVIT International Index Fund

Common Stocks 98.5%

	Shares	Value

AUSTRALIA 7.6%
Banks 2.0%
Australia & New Zealand Banking Group Ltd.	441,097	$7,600,612
Bank of Queensland Ltd.	61,328	417,417
Bendigo & Adelaide Bank Ltd.	77,307	587,992
Commonwealth Bank of Australia	268,841	13,721,029
National Australia Bank Ltd.	415,969	7,058,548
Westpac Banking Corp.	528,277	9,317,414

		38,703,012

Beverages 0.1%
Coca-Cola Amatil Ltd.	79,428	458,157
Treasury Wine Estates Ltd.	107,874	1,124,377

		1,582,534

Biotechnology 0.5%
CSL Ltd.	69,144	9,029,938

Capital Markets 0.3%
ASX Ltd.	31,017	1,310,759
Macquarie Group Ltd.	49,187	3,763,792

		5,074,551

Chemicals 0.1%
Incitec Pivot Ltd.	250,602	578,919
Orica Ltd.	62,331	757,267

		1,336,186

Commercial Services & Supplies 0.1%
Brambles Ltd.	244,163	1,745,475

Construction & Engineering 0.0%†
CIMIC Group Ltd.	15,066	460,613

Construction Materials 0.0%†
Boral Ltd.	178,567	621,275

Containers & Packaging 0.1%
Amcor Ltd.	182,283	1,701,133

Diversified Financial Services 0.1%
AMP Ltd.	433,259	747,861
Challenger Ltd.	90,432	604,462

		1,352,323

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	646,868	1,298,463
TPG Telecom Ltd. (a)	56,512	256,324

		1,554,787

Electric Utilities 0.0%†
AusNet Services	308,293	337,845

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	49,171	395,465

Equity Real Estate Investment Trusts (REITs) 0.5%
Dexus	152,229	1,138,477
Goodman Group	249,576	1,868,069
GPT Group (The)	281,376	1,058,297
Mirvac Group	558,681	881,427
Scentre Group	824,226	2,263,916
Stockland	361,407	896,606
Vicinity Centres	506,970	928,256

		9,035,048

Food & Staples Retailing 0.3%
Coles Group Ltd.*	173,210	1,432,285

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Food & Staples Retailing (continued)
Woolworths Group Ltd.	201,526	$4,175,825

		5,608,110

Gas Utilities 0.0%†
APA Group	175,154	1,048,586

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	8,634	1,049,141

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	21,153	860,071
Sonic Healthcare Ltd.	62,008	965,612

		1,825,683

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	89,152	1,361,580
Crown Resorts Ltd.	58,491	488,586
Domino’s Pizza Enterprises Ltd. (a)	9,192	263,165
Flight Centre Travel Group Ltd.	9,186	277,684
Tabcorp Holdings Ltd.	298,664	902,396

		3,293,411

Insurance 0.3%
Insurance Australia Group Ltd.	355,134	1,750,844
Medibank Pvt Ltd.	416,523	753,942
QBE Insurance Group Ltd.	202,958	1,443,756
Suncorp Group Ltd.	202,498	1,801,297

		5,749,839

Interactive Media & Services 0.0%†
REA Group Ltd.	8,346	434,855

IT Services 0.0%†
Computershare Ltd.	73,245	886,774

Metals & Mining 1.8%
Alumina Ltd.	388,658	623,948
BHP Group Ltd.	449,908	10,854,699
BHP Group plc	322,648	6,745,312
BlueScope Steel Ltd.	82,983	640,511
Fortescue Metals Group Ltd.	238,170	697,982
Newcrest Mining Ltd.	117,852	1,815,658
Rio Tinto Ltd.	56,791	3,141,077
Rio Tinto plc	179,710	8,568,731
South32 Ltd.	770,328	1,817,436

		34,905,354

Multiline Retail 0.2%
Harvey Norman Holdings Ltd. (a)	77,058	171,655
Wesfarmers Ltd.	173,210	3,933,504

		4,105,159

Multi-Utilities 0.1%
AGL Energy Ltd.	97,360	1,408,774

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	37,905	680,247
Oil Search Ltd.	206,577	1,041,714
Origin Energy Ltd.*	260,968	1,189,155
Santos Ltd.	278,318	1,074,166
Washington H Soul Pattinson & Co. Ltd.	16,497	287,754
Woodside Petroleum Ltd.	143,010	3,158,586

		7,431,622

Professional Services 0.0%†
SEEK Ltd.	50,652	603,601

10

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Real Estate Management & Development 0.0%†
LendLease Group	90,280	$736,447

Road & Rail 0.0%†
Aurizon Holdings Ltd.	300,629	906,232

Transportation Infrastructure 0.2%
Sydney Airport	167,475	793,846
Transurban Group	402,252	3,302,374

		4,096,220

		147,019,993

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	44,664	1,488,219
Raiffeisen Bank International AG	21,628	550,853

		2,039,072

Electric Utilities 0.0%†
Verbund AG	10,428	444,996

Machinery 0.0%†
ANDRITZ AG (a)	11,845	544,876

Metals & Mining 0.0%†
voestalpine AG	18,545	554,639

Oil, Gas & Consumable Fuels 0.1%
OMV AG	21,863	956,229

		4,539,812

BELGIUM 0.9%
Banks 0.1%
KBC Group NV	38,679	2,502,799

Beverages 0.4%
Anheuser-Busch InBev SA/NV	116,400	7,703,619

Chemicals 0.1%
Solvay SA	11,529	1,148,222
Umicore SA	31,092	1,236,624

		2,384,846

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	11,977	1,040,192

Diversified Telecommunication Services 0.0%†
Proximus SADP	23,992	647,534

Food & Staples Retailing 0.0%†
Colruyt SA	8,754	623,613

Insurance 0.1%
Ageas	27,978	1,256,916

Media 0.0%†
Telenet Group Holding NV	8,120	376,953

Pharmaceuticals 0.1%
UCB SA	19,507	1,590,361

		18,126,833

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	58,847	583,203

CHINA 0.2%
Auto Components 0.0%†
Minth Group Ltd.	122,000	389,360

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Banks 0.1%
BOC Hong Kong Holdings Ltd.	565,500	$2,088,665

Biotechnology 0.1%
BeiGene Ltd., ADR*	4,996	700,739

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	378,600	344,205

		3,522,969

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	10,934	693,825

DENMARK 1.7%
Banks 0.1%
Danske Bank A/S	108,543	2,150,659

Beverages 0.1%
Carlsberg A/S, Class B	16,424	1,747,325

Biotechnology 0.1%
Genmab A/S*	9,870	1,617,463

Chemicals 0.2%
Chr Hansen Holding A/S	14,840	1,314,286
Novozymes A/S, Class B	33,570	1,500,531

		2,814,817

Commercial Services & Supplies 0.0%†
ISS A/S	25,431	709,862

Electric Utilities 0.1%
Orsted A/S Reg. S (b)	29,022	1,942,686

Electrical Equipment 0.1%
Vestas Wind Systems A/S	29,587	2,246,513

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	18,267	1,696,891
William Demant Holding A/S*	15,431	437,438

		2,134,329

Insurance 0.0%†
Tryg A/S	18,041	454,126

Marine 0.1%
AP Moller — Maersk A/S, Class A	611	721,184
AP Moller — Maersk A/S, Class B	971	1,225,425

		1,946,609

Pharmaceuticals 0.7%
H Lundbeck A/S	11,314	496,139
Novo Nordisk A/S, Class B	277,562	12,758,890

		13,255,029

Road & Rail 0.1%
DSV A/S	28,206	1,859,897

Textiles, Apparel & Luxury Goods 0.0%†
Pandora A/S	17,225	700,648

		33,579,963

FINLAND 1.2%
Auto Components 0.0%†
Nokian Renkaat OYJ	18,075	556,990

Banks 0.2%
Nordea Bank Abp	461,939	3,896,024

11

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Communications Equipment 0.3%
Nokia OYJ	857,139	$4,952,473

Diversified Telecommunication Services 0.0%†
Elisa OYJ	21,509	890,703

Electric Utilities 0.1%
Fortum OYJ	65,969	1,446,840

Insurance 0.1%
Sampo OYJ, Class A	67,724	2,977,226

Machinery 0.2%
Kone OYJ, Class B	52,162	2,484,858
Metso OYJ	16,981	447,882
Wartsila OYJ Abp	65,883	1,045,561

		3,978,301

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	19,241	1,485,608

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	82,177	951,466
UPM-Kymmene OYJ	82,293	2,092,497

		3,043,963

Pharmaceuticals 0.0%†
Orion OYJ, Class B	17,909	622,129

		23,850,257

FRANCE 10.6%
Aerospace & Defense 0.9%
Airbus SE	88,942	8,506,498
Dassault Aviation SA	375	519,264
Safran SA	50,966	6,123,062
Thales SA	16,243	1,889,492

		17,038,316

Air Freight & Logistics 0.0%†
Bollore SA	136,233	544,257

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA	26,297	2,599,964
Faurecia SA	11,402	427,940
Valeo SA	37,328	1,082,394

		4,110,298

Automobiles 0.2%
Peugeot SA	89,885	1,910,708
Renault SA (a)	29,364	1,827,978

		3,738,686

Banks 0.7%
BNP Paribas SA	171,704	7,733,240
Credit Agricole SA	177,227	1,906,270
Societe Generale SA	116,419	3,696,182

		13,335,692

Beverages 0.3%
Pernod Ricard SA	32,831	5,390,767
Remy Cointreau SA	3,681	416,200

		5,806,967

Building Products 0.1%
Cie de Saint-Gobain	76,725	2,553,818

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Capital Markets 0.1%
Amundi SA Reg. S (b)	9,324	$490,204
Natixis SA	139,726	659,276

		1,149,480

Chemicals 0.5%
Air Liquide SA	65,263	8,079,913
Arkema SA	10,746	917,028

		8,996,941

Commercial Services & Supplies 0.1%
Edenred	36,710	1,345,685
Societe BIC SA	3,785	385,597

		1,731,282

Construction & Engineering 0.4%
Bouygues SA	33,998	1,215,713
Eiffage SA	11,886	994,391
Vinci SA	77,430	6,363,031

		8,573,135

Construction Materials 0.0%†
Imerys SA	4,898	234,340

Diversified Financial Services 0.1%
Eurazeo SE	7,508	530,050
Wendel SA	4,339	520,451

		1,050,501

Diversified Telecommunication Services 0.3%
Iliad SA (a)	4,075	569,513
Orange SA	306,140	4,954,074

		5,523,587

Electric Utilities 0.1%
Electricite de France SA	89,980	1,417,776

Electrical Equipment 0.4%
Legrand SA	40,758	2,294,007
Schneider Electric SE	84,966	5,782,533

		8,076,540

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	10,031	567,345

Entertainment 0.3%
Ubisoft Entertainment SA*	12,947	1,038,673
Vivendi SA	158,103	3,841,479

		4,880,152

Equity Real Estate Investment Trusts (REITs) 0.3%
Covivio	5,725	551,167
Gecina SA	6,736	869,562
ICADE	5,451	414,386
Klepierre SA	32,667	1,005,756
Unibail-Rodamco-Westfield	21,125	3,263,151

		6,104,022

Food & Staples Retailing 0.1%
Carrefour SA	91,562	1,560,604
Casino Guichard Perrachon SA (a)	9,052	375,774

		1,936,378

Food Products 0.4%
Danone SA	94,076	6,630,425

12

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Health Care Equipment & Supplies 0.0%†
BioMerieux	6,702	$441,780

Hotels, Restaurants & Leisure 0.1%
Accor SA	28,480	1,207,774
Sodexo SA	13,668	1,397,880

		2,605,654

Household Durables 0.0%†
SEB SA	3,521	453,131

Insurance 0.4%
AXA SA	296,484	6,387,932
CNP Assurances	28,512	603,099
SCOR SE	25,650	1,155,218

		8,146,249

IT Services 0.2%
Atos SE	14,056	1,143,651
Capgemini SE	24,500	2,418,763

		3,562,414

Life Sciences Tools & Services 0.0%†
Sartorius Stedim Biotech	4,235	422,568

Machinery 0.1%
Alstom SA	23,052	928,482

Media 0.1%
Eutelsat Communications SA	27,238	538,655
JCDecaux SA (a)	11,976	335,160
Publicis Groupe SA	32,387	1,853,559

		2,727,374

Multi-Utilities 0.3%
Engie SA	277,919	3,972,057
Suez	58,103	765,821
Veolia Environnement SA	82,776	1,697,899

		6,435,777

Oil, Gas & Consumable Fuels 1.0%
TOTAL SA	367,365	19,407,171

Personal Products 0.5%
L’Oreal SA	38,620	8,865,301

Pharmaceuticals 0.8%
Ipsen SA	5,828	751,660
Sanofi	172,492	14,906,596

		15,658,256

Professional Services 0.1%
Bureau Veritas SA	41,507	843,035
Teleperformance	8,578	1,373,137

		2,216,172

Software 0.1%
Dassault Systemes SE	19,959	2,356,498

Textiles, Apparel & Luxury Goods 1.3%
EssilorLuxottica SA	31,590	3,988,939
EssilorLuxottica SA	11,628	1,447,520
Hermes International	4,876	2,696,656
Kering SA	11,580	5,419,609
LVMH Moet Hennessy Louis Vuitton SE	42,493	12,486,391

		26,039,115

Trading Companies & Distributors 0.0%†
Rexel SA	47,007	501,219

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Transportation Infrastructure 0.1%
Aeroports de Paris	4,466	$844,422
Getlink SE	71,608	960,982

		1,805,404

		206,572,503

GERMANY 8.7%
Aerospace & Defense 0.1%
MTU Aero Engines AG	8,001	1,453,233

Air Freight & Logistics 0.2%
Deutsche Post AG (Registered)	150,200	4,113,814

Airlines 0.0%†
Deutsche Lufthansa AG (Registered)	37,879	854,257

Auto Components 0.1%
Continental AG	16,795	2,322,385

Automobiles 1.0%
Bayerische Motoren Werke AG	50,318	4,075,109
Bayerische Motoren Werke AG (Preference)	8,279	589,216
Daimler AG (Registered)	138,918	7,303,844
Porsche Automobil Holding SE (Preference)	24,276	1,437,171
Volkswagen AG	5,177	824,857
Volkswagen AG (Preference)	28,174	4,483,428

		18,713,625

Banks 0.1%
Commerzbank AG*	158,030	1,046,745

Capital Markets 0.3%
Deutsche Bank AG (Registered)	301,577	2,406,634
Deutsche Boerse AG	29,510	3,548,793

		5,955,427

Chemicals 0.7%
BASF SE	140,310	9,709,536
Covestro AG Reg. S (b)	29,528	1,460,818
Evonik Industries AG	23,746	593,087
Fuchs Petrolub SE (Preference)	11,731	483,584
LANXESS AG	13,587	625,813
Symrise AG	18,722	1,383,536

		14,256,374

Construction & Engineering 0.0%†
Hochtief AG	3,189	429,817

Construction Materials 0.1%
HeidelbergCement AG	23,004	1,406,878

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG (Registered)	509,165	8,649,010
Telefonica Deutschland Holding AG	115,730	452,826
United Internet AG (Registered)	18,260	798,787

		9,900,623

Electrical Equipment 0.0%†
OSRAM Licht AG	14,984	650,550

Food & Staples Retailing 0.0%†
METRO AG	30,105	462,882

Health Care Equipment & Supplies 0.1%
Sartorius AG (Preference)	5,298	661,597
Siemens Healthineers AG Reg. S* (b)	22,502	942,148

		1,603,745

13

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Health Care Providers & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	33,103	$2,150,241
Fresenius SE & Co. KGaA	64,901	3,137,162

		5,287,403

Hotels, Restaurants & Leisure 0.0%†
TUI AG	65,400	938,587

Household Products 0.2%
Henkel AG & Co. KGaA	16,037	1,577,143
Henkel AG & Co. KGaA (Preference)	27,296	2,980,707

		4,557,850

Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	30,122	779,868

Industrial Conglomerates 0.7%
Siemens AG (Registered)	117,741	13,131,570

Insurance 1.0%
Allianz SE (Registered)	65,830	13,209,873
Hannover Rueck SE	8,952	1,206,725
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	22,930	5,004,046

		19,420,644

Internet & Direct Marketing Retail 0.0%†
Delivery Hero SE Reg. S* (b)	13,702	508,869
Zalando SE Reg. S* (b)	16,168	415,500

		924,369

IT Services 0.1%
Wirecard AG	17,933	2,729,979

Machinery 0.1%
GEA Group AG	27,204	701,514
KION Group AG	10,525	534,191

		1,235,705

Media 0.1%
Axel Springer SE	6,905	390,420
ProSiebenSat.1 Media SE	34,590	615,211

		1,005,631

Metals & Mining 0.1%
thyssenkrupp AG	64,692	1,110,342

Multi-Utilities 0.3%
E.ON SE	336,395	3,325,776
Innogy SE*	21,092	897,204
RWE AG	79,878	1,736,514

		5,959,494

Personal Products 0.1%
Beiersdorf AG	15,518	1,619,500

Pharmaceuticals 0.6%
Bayer AG (Registered)	142,460	9,878,343
Merck KGaA	19,780	2,040,875

		11,919,218

Real Estate Management & Development 0.4%
Aroundtown SA	118,402	982,658
Deutsche Wohnen SE	54,180	2,483,427
Vonovia SE	76,426	3,468,664

		6,934,749

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	172,952	3,441,522

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Software 0.8%
SAP SE	150,137	$14,955,103

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	28,765	6,011,051
HUGO BOSS AG	10,215	630,001
Puma SE	1,236	605,410

		7,246,462

Trading Companies & Distributors 0.1%
Brenntag AG	24,080	1,039,273

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	6,793	485,550

Wireless Telecommunication Services 0.0%†
1&1 Drillisch AG	8,518	433,304

		168,326,478

HONG KONG 3.4%
Banks 0.2%
Bank of East Asia Ltd. (The)	193,340	611,937
Hang Seng Bank Ltd.	117,900	2,633,353

		3,245,290

Capital Markets 0.3%
Hong Kong Exchanges & Clearing Ltd.	179,900	5,162,577

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	592,220	852,675
PCCW Ltd.	681,000	391,777

		1,244,452

Electric Utilities 0.3%
CK Infrastructure Holdings Ltd.	108,000	815,220
CLP Holdings Ltd.	254,000	2,863,283
HK Electric Investments & HK Electric Investments Ltd. Reg. S	394,500	397,530
Power Assets Holdings Ltd.	206,000	1,430,171

		5,506,204

Equity Real Estate Investment Trusts (REITs) 0.2%
Link REIT	326,500	3,288,054

Food & Staples Retailing 0.0%†
Dairy Farm International Holdings Ltd.	50,400	455,183

Food Products 0.0%†
WH Group Ltd. Reg. S (b)	1,330,500	1,014,541

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,425,297	2,941,563

Hotels, Restaurants & Leisure 0.0%†
Melco Resorts & Entertainment Ltd., ADR	36,580	644,540
Shangri-La Asia Ltd.	222,833	328,321

		972,861

Household Durables 0.1%
Techtronic Industries Co. Ltd.	204,500	1,077,909

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	411,516	3,932,567
Jardine Matheson Holdings Ltd.	28,900	2,036,872
Jardine Matheson Holdings Ltd.	4,800	334,214
Jardine Strategic Holdings Ltd.	29,500	1,076,455
Jardine Strategic Holdings Ltd.	3,400	124,218

14

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Industrial Conglomerates (continued)
NWS Holdings Ltd.	256,836	$527,085

		8,031,411

Insurance 0.8%
AIA Group Ltd.	1,844,800	15,175,801

Real Estate Management & Development 0.8%
CK Asset Holdings Ltd.	395,516	2,876,098
Hang Lung Group Ltd.	146,000	370,928
Hang Lung Properties Ltd.	321,000	611,849
Henderson Land Development Co. Ltd.	196,069	971,990
Hongkong Land Holdings Ltd.	156,800	964,320
Hongkong Land Holdings Ltd.	17,800	112,210
Hysan Development Co. Ltd.	101,000	478,896
Kerry Properties Ltd.	104,500	355,037
New World Development Co. Ltd.	948,926	1,246,559
Sino Land Co. Ltd.	541,000	920,694
Sun Hung Kai Properties Ltd.	243,500	3,452,585
Swire Pacific Ltd., Class A	73,500	772,140
Swire Properties Ltd.	170,800	596,844
Wharf Holdings Ltd. (The)	196,500	509,772
Wharf Real Estate Investment Co. Ltd.	180,500	1,072,940
Wheelock & Co. Ltd.	135,000	766,715

		16,079,577

Road & Rail 0.1%
MTR Corp. Ltd.	229,500	1,207,846

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	44,200	423,545

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	104,500	333,469

		66,160,283

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings plc*	5,286	65,140

Banks 0.1%
AIB Group plc	126,726	532,713
Bank of Ireland Group plc	145,817	809,284

		1,341,997

Building Products 0.1%
Kingspan Group plc	23,453	1,004,504

Construction Materials 0.2%
CRH plc	129,710	3,419,218
James Hardie Industries plc CHDI	65,509	697,617

		4,116,835

Containers & Packaging 0.0%†
Smurfit Kappa Group plc	36,240	962,402

Food Products 0.1%
Kerry Group plc, Class A	24,527	2,422,923

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	12,869	1,054,307

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	19,939	789,584

		11,757,692

Common Stocks (continued)

	Shares	Value

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,890	$447,016

Banks 0.2%
Bank Hapoalim BM	158,319	1,004,009
Bank Leumi Le-Israel BM	230,174	1,393,581
Mizrahi Tefahot Bank Ltd.	24,085	407,638

		2,805,228

Chemicals 0.0%†
Israel Chemicals Ltd.	96,158	546,761

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	316,495	309,539

IT Services 0.0%†
Wix.com Ltd.*	6,664	602,026

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR* (a)	148,564	2,290,857

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	7,744	369,744

Software 0.2%
Check Point Software Technologies Ltd.*	19,411	1,992,539
Nice Ltd.*	9,168	992,830

		2,985,369

		10,356,540

ITALY 2.0%
Aerospace & Defense 0.0%†
Leonardo SpA	55,288	486,654

Auto Components 0.0%†
Pirelli & C SpA Reg. S* (b)	59,587	383,194

Automobiles 0.1%
Ferrari NV	18,750	1,865,138

Banks 0.5%
Intesa Sanpaolo SpA	2,280,068	5,053,260
Mediobanca Banca di Credito Finanziario SpA	98,988	837,022
UniCredit SpA	303,637	3,444,436

		9,334,718

Beverages 0.1%
Davide Campari-Milano SpA	92,040	779,007

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	2,569,684	1,356,911

Electric Utilities 0.4%
Enel SpA	1,242,482	7,167,968
Terna Rete Elettrica Nazionale SpA	220,274	1,250,413

		8,418,381

Electrical Equipment 0.0%†
Prysmian SpA	34,641	671,685

Insurance 0.2%
Assicurazioni Generali SpA	180,908	3,027,215
Poste Italiane SpA Reg. S (b)	87,594	703,009

		3,730,224

15

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Oil, Gas & Consumable Fuels 0.4%
Eni SpA	388,621	$6,120,061
Snam SpA	363,515	1,591,182

		7,711,243

Pharmaceuticals 0.0%†
Recordati SpA	16,137	560,124

Textiles, Apparel & Luxury Goods 0.1%
Moncler SpA	26,653	890,631

Transportation Infrastructure 0.1%
Atlantia SpA (a)	73,809	1,528,439

		37,716,349

JAPAN 23.9%
Air Freight & Logistics 0.1%
SG Holdings Co. Ltd.	14,300	375,040
Yamato Holdings Co. Ltd.	46,000	1,253,558

		1,628,598

Airlines 0.1%
ANA Holdings, Inc.	17,500	630,834
Japan Airlines Co. Ltd.	18,686	661,841

		1,292,675

Auto Components 0.6%
Aisin Seiki Co. Ltd.	24,100	831,588
Bridgestone Corp.	93,100	3,573,023
Denso Corp.	67,400	2,991,217
Koito Manufacturing Co. Ltd.	15,200	775,392
NGK Spark Plug Co. Ltd.	22,800	449,765
Stanley Electric Co. Ltd.	20,500	571,698
Sumitomo Electric Industries Ltd.	116,500	1,537,939
Sumitomo Rubber Industries Ltd.	26,300	313,001
Toyoda Gosei Co. Ltd.	8,700	173,454
Toyota Industries Corp.	21,800	1,003,139
Yokohama Rubber Co. Ltd. (The) (a)	19,100	356,283

		12,576,499

Automobiles 2.0%
Honda Motor Co. Ltd.	249,000	6,506,657
Isuzu Motors Ltd.	84,500	1,179,810
Mazda Motor Corp.	84,480	869,008
Mitsubishi Motors Corp.	107,599	594,056
Nissan Motor Co. Ltd.	356,500	2,873,327
Subaru Corp.	94,000	2,006,686
Suzuki Motor Corp.	52,900	2,676,767
Toyota Motor Corp.	350,594	20,362,771
Yamaha Motor Co. Ltd. (a)	41,600	809,635

		37,878,717

Banks 1.5%
Aozora Bank Ltd.	19,900	590,109
Bank of Kyoto Ltd. (The)	8,800	360,904
Chiba Bank Ltd. (The)	97,700	541,753
Concordia Financial Group Ltd.	163,000	621,517
Fukuoka Financial Group, Inc.	21,400	431,538
Japan Post Bank Co. Ltd.	63,200	693,893
Mebuki Financial Group, Inc.	118,700	313,343
Mitsubishi UFJ Financial Group, Inc.	1,804,867	8,900,052
Mizuho Financial Group, Inc.	3,684,724	5,742,901
Resona Holdings, Inc.	320,100	1,531,206
Seven Bank Ltd.	98,500	280,933

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks (continued)
Shinsei Bank Ltd.	24,400	$288,796
Shizuoka Bank Ltd. (The)	67,300	523,831
Sumitomo Mitsui Financial Group, Inc.	205,253	6,768,594
Sumitomo Mitsui Trust Holdings, Inc.	50,840	1,850,520
Yamaguchi Financial Group, Inc.	26,000	248,513

		29,688,403

Beverages 0.3%
Asahi Group Holdings Ltd.	55,500	2,167,799
Coca-Cola Bottlers Japan Holdings, Inc.	19,000	567,198
Kirin Holdings Co. Ltd.	126,700	2,665,118
Suntory Beverage & Food Ltd. (a)	21,000	947,847

		6,347,962

Building Products 0.3%
AGC, Inc.	29,700	921,568
Daikin Industries Ltd.	38,000	3,998,782
LIXIL Group Corp.	40,900	510,634
TOTO Ltd.	21,100	725,305

		6,156,289

Capital Markets 0.3%
Daiwa Securities Group, Inc.	239,400	1,220,676
Japan Exchange Group, Inc.	77,400	1,243,027
Nomura Holdings, Inc.	528,800	2,016,201
SBI Holdings, Inc.	35,490	692,751

		5,172,655

Chemicals 1.0%
Air Water, Inc.	22,500	338,044
Asahi Kasei Corp.	192,800	1,967,161
Daicel Corp.	38,100	391,529
Hitachi Chemical Co. Ltd.	14,100	210,585
JSR Corp.	31,000	463,237
Kaneka Corp.	8,600	307,328
Kansai Paint Co. Ltd. (a)	25,900	497,076
Kuraray Co. Ltd.	52,700	739,345
Mitsubishi Chemical Holdings Corp.	190,700	1,434,667
Mitsubishi Gas Chemical Co., Inc.	23,500	351,078
Mitsui Chemicals, Inc.	28,500	639,439
Nippon Paint Holdings Co. Ltd. (a)	23,300	790,050
Nissan Chemical Corp.	18,700	973,446
Nitto Denko Corp.	25,500	1,273,167
Shin-Etsu Chemical Co. Ltd.	55,900	4,306,582
Showa Denko KK (a)	20,400	598,372
Sumitomo Chemical Co. Ltd.	233,000	1,139,452
Taiyo Nippon Sanso Corp.	20,000	329,295
Teijin Ltd.	27,000	429,837
Toray Industries, Inc.	204,900	1,431,606
Tosoh Corp.	38,100	492,978

		19,104,274

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co. Ltd.	39,800	828,123
Park24 Co. Ltd. (a)	17,700	391,246
Secom Co. Ltd.	32,100	2,650,283
Sohgo Security Services Co. Ltd.	11,100	522,595
Toppan Printing Co. Ltd.	35,500	519,534

		4,911,781

Construction & Engineering 0.2%
JGC Corp.	32,100	448,095
Kajima Corp.	69,000	924,933

16

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Construction & Engineering (continued)
Obayashi Corp.	96,500	$866,500
Shimizu Corp.	84,900	697,732
Taisei Corp.	32,000	1,360,485

		4,297,745

Construction Materials 0.0%†
Taiheiyo Cement Corp.	19,200	590,930

Consumer Finance 0.0%†
Acom Co. Ltd.	59,900	197,098
AEON Financial Service Co. Ltd.	14,600	262,271
Credit Saison Co. Ltd.	24,800	289,200

		748,569

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	23,400	533,791

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	11,600	294,962

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	67,000	321,039
ORIX Corp.	203,400	2,955,326
Tokyo Century Corp.	6,400	278,454

		3,554,819

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	105,128	4,280,397

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	96,500	1,372,232
Chugoku Electric Power Co., Inc. (The) (a)	43,300	561,417
Kansai Electric Power Co., Inc. (The)	108,500	1,629,220
Kyushu Electric Power Co., Inc.	59,600	708,688
Tohoku Electric Power Co., Inc.	67,200	883,279
Tokyo Electric Power Co. Holdings, Inc.*	215,200	1,272,637

		6,427,473

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	18,000	524,870
Mitsubishi Electric Corp.	278,800	3,056,458
Nidec Corp. (a)	34,100	3,908,022

		7,489,350

Electronic Equipment, Instruments & Components 1.3%
Alps Alpine Co. Ltd.	29,900	577,477
Hamamatsu Photonics KK	21,400	724,071
Hirose Electric Co. Ltd.	5,194	514,043
Hitachi High-Technologies Corp.	11,000	343,119
Hitachi Ltd.	146,800	3,902,209
Keyence Corp.	14,922	7,520,398
Kyocera Corp.	49,000	2,436,726
Murata Manufacturing Co. Ltd.	27,500	3,789,157
Nippon Electric Glass Co. Ltd.	11,100	269,894
Omron Corp.	28,600	1,030,833
Shimadzu Corp.	33,100	647,700
TDK Corp. (a)	19,200	1,366,184
Yaskawa Electric Corp.	37,900	917,819
Yokogawa Electric Corp.	35,200	603,774

		24,643,404

Entertainment 0.4%
DeNA Co. Ltd.	17,700	294,543
Konami Holdings Corp.	14,500	638,490
Nexon Co. Ltd.*	68,800	878,893

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Entertainment (continued)
Nintendo Co. Ltd.	17,200	$4,544,426
Toho Co. Ltd.	18,200	657,721

		7,014,073

Equity Real Estate Investment Trusts (REITs) 0.3%
Daiwa House REIT Investment Corp.	251	561,861
Japan Prime Realty Investment Corp.	133	505,057
Japan Real Estate Investment Corp.	197	1,106,294
Japan Retail Fund Investment Corp.	411	822,946
Nippon Building Fund, Inc.	210	1,322,533
Nippon Prologis REIT, Inc.	249	525,639
Nomura Real Estate Master Fund, Inc.	605	796,184
United Urban Investment Corp.	457	708,625

		6,349,139

Food & Staples Retailing 0.5%
Aeon Co. Ltd.	93,300	1,836,172
FamilyMart UNY Holdings Co. Ltd.	9,600	1,212,826
Lawson, Inc.	8,000	507,969
Seven & i Holdings Co. Ltd.	114,600	4,989,957
Sundrug Co. Ltd.	10,800	321,251
Tsuruha Holdings, Inc.	5,500	471,784
Welcia Holdings Co. Ltd. (a)	7,200	327,009

		9,666,968

Food Products 0.4%
Ajinomoto Co., Inc.	68,200	1,209,906
Calbee, Inc. (a)	13,000	406,263
Kikkoman Corp.	22,100	1,186,006
MEIJI Holdings Co. Ltd.	18,580	1,514,001
NH Foods Ltd.	14,200	533,802
Nisshin Seifun Group, Inc.	31,323	646,642
Nissin Foods Holdings Co. Ltd.	9,700	608,695
Toyo Suisan Kaisha Ltd.	15,000	523,469
Yakult Honsha Co. Ltd.	18,300	1,283,057
Yamazaki Baking Co. Ltd.	17,300	362,404

		8,274,245

Gas Utilities 0.2%
Osaka Gas Co. Ltd.	55,700	1,017,780
Toho Gas Co. Ltd.	12,600	530,937
Tokyo Gas Co. Ltd.	57,800	1,461,737

		3,010,454

Health Care Equipment & Supplies 0.5%
Asahi Intecc Co. Ltd.	14,900	634,216
Hoya Corp.	58,500	3,575,654
Olympus Corp.	43,200	1,320,977
Sysmex Corp. (a)	25,800	1,244,775
Terumo Corp.	46,500	2,612,344

		9,387,966

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	28,200	729,570
Medipal Holdings Corp.	25,500	551,608
Suzuken Co. Ltd.	12,020	616,915

		1,898,093

Health Care Technology 0.0%†
M3, Inc.	64,400	872,666

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd. (a)	9,326	397,333

17

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Hotels, Restaurants & Leisure (continued)
Oriental Land Co. Ltd.	30,600	$3,106,846

		3,504,179

Household Durables 0.9%
Casio Computer Co. Ltd.	29,300	350,993
Iida Group Holdings Co. Ltd.	23,100	403,604
Nikon Corp.	50,800	752,781
Panasonic Corp.	336,300	3,017,513
Rinnai Corp.	5,300	347,078
Sekisui Chemical Co. Ltd.	59,400	878,900
Sekisui House Ltd.	93,600	1,372,346
Sharp Corp. (a)	35,000	355,663
Sony Corp.	193,700	9,327,990

		16,806,868

Household Products 0.2%
Lion Corp.	34,600	713,685
Pigeon Corp.	17,700	764,279
Unicharm Corp.	59,900	1,935,194

		3,413,158

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	23,500	556,615

Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	14,000	569,488
Seibu Holdings, Inc.	31,900	553,342
Toshiba Corp.	100,400	2,850,070

		3,972,900

Insurance 0.8%
Dai-ichi Life Holdings, Inc.	164,700	2,552,075
Japan Post Holdings Co. Ltd.	240,600	2,766,283
MS&AD Insurance Group Holdings, Inc.	72,541	2,059,099
Sompo Holdings, Inc.	50,950	1,719,799
Sony Financial Holdings, Inc.	29,600	549,417
T&D Holdings, Inc.	84,400	973,672
Tokio Marine Holdings, Inc.	102,200	4,858,133

		15,478,478

Interactive Media & Services 0.1%
Kakaku.com, Inc.	21,600	379,875
LINE Corp.* (a)	10,700	365,772
Yahoo Japan Corp.	445,200	1,118,434

		1,864,081

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc. (a)	139,200	925,576
ZOZO, Inc.	30,600	552,330

		1,477,906

IT Services 0.3%
Fujitsu Ltd.	30,900	1,937,146
Nomura Research Institute Ltd.	16,805	617,748
NTT Data Corp.	98,600	1,077,252
Obic Co. Ltd.	10,400	795,921
Otsuka Corp.	16,600	454,467

		4,882,534

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	31,100	1,387,587
Sankyo Co. Ltd.	6,700	253,710
Sega Sammy Holdings, Inc.	29,000	408,947

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Leisure Products (continued)
Shimano, Inc.	11,000	$1,563,805
Yamaha Corp.	20,600	874,603

		4,488,652

Machinery 1.2%
Amada Holdings Co. Ltd.	49,900	445,058
Daifuku Co. Ltd. (a)	15,200	685,183
FANUC Corp.	29,400	4,419,928
Hino Motors Ltd.	42,100	395,345
Hitachi Construction Machinery Co. Ltd.	16,900	391,443
Hoshizaki Corp.	8,800	539,063
IHI Corp.	22,399	614,829
JTEKT Corp.	28,700	317,605
Kawasaki Heavy Industries Ltd.	22,899	486,952
Komatsu Ltd.	141,000	3,003,539
Kubota Corp. (a)	151,000	2,126,205
Kurita Water Industries Ltd.	15,800	379,566
Makita Corp.	33,300	1,179,205
MINEBEA MITSUMI, Inc.	59,400	852,984
MISUMI Group, Inc.	42,200	880,708
Mitsubishi Heavy Industries Ltd.	46,400	1,666,681
Nabtesco Corp. (a)	15,300	329,194
NGK Insulators Ltd.	39,700	535,175
NSK Ltd.	55,900	479,214
SMC Corp. (a)	8,900	2,658,432
Sumitomo Heavy Industries Ltd.	17,500	515,910
THK Co. Ltd.	18,700	347,500

		23,249,719

Marine 0.0%†
Mitsui OSK Lines Ltd.	18,000	391,094
Nippon Yusen KK	26,300	407,510

		798,604

Media 0.1%
CyberAgent, Inc.	15,100	589,628
Dentsu, Inc.	32,101	1,427,043
Hakuhodo DY Holdings, Inc.	33,400	473,943

		2,490,614

Metals & Mining 0.3%
Hitachi Metals Ltd.	30,000	311,538
JFE Holdings, Inc.	77,500	1,233,088
Kobe Steel Ltd.	45,300	313,743
Maruichi Steel Tube Ltd.	10,400	327,315
Mitsubishi Materials Corp.	16,700	437,825
Nippon Steel & Sumitomo Metal Corp.	116,144	1,986,042
Sumitomo Metal Mining Co. Ltd.	36,700	976,108

		5,585,659

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	18,000	1,116,651
Isetan Mitsukoshi Holdings Ltd.	53,460	590,188
J Front Retailing Co. Ltd.	36,000	416,110
Marui Group Co. Ltd.	30,000	580,138
Ryohin Keikaku Co. Ltd.	3,700	900,467
Takashimaya Co. Ltd. (a)	24,999	317,667

		3,921,221

Oil, Gas & Consumable Fuels 0.3%
Idemitsu Kosan Co. Ltd.	21,000	692,144
Inpex Corp.	152,500	1,360,938
JXTG Holdings, Inc.	497,339	2,606,735

18

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Oil, Gas & Consumable Fuels (continued)
Showa Shell Sekiyu KK	31,600	$442,523

		5,102,340

Paper & Forest Products 0.0%†
Oji Holdings Corp.	138,000	706,327

Personal Products 0.6%
Kao Corp.	76,400	5,632,659
Kobayashi Pharmaceutical Co. Ltd.	7,300	499,948
Kose Corp. (a)	4,800	761,252
Pola Orbis Holdings, Inc. (a)	13,200	353,620
Shiseido Co. Ltd.	57,900	3,597,618

		10,845,097

Pharmaceuticals 1.3%
Astellas Pharma, Inc.	291,500	3,709,666
Chugai Pharmaceutical Co. Ltd.	34,300	1,981,420
Daiichi Sankyo Co. Ltd.	86,900	2,793,585
Eisai Co. Ltd.	38,500	2,997,775
Hisamitsu Pharmaceutical Co., Inc.	8,700	474,771
Kyowa Hakko Kirin Co. Ltd.	39,100	734,729
Mitsubishi Tanabe Pharma Corp.	37,600	540,203
Ono Pharmaceutical Co. Ltd.	60,500	1,224,405
Otsuka Holdings Co. Ltd.	59,700	2,436,249
Santen Pharmaceutical Co. Ltd.	55,100	788,534
Shionogi & Co. Ltd.	41,700	2,364,543
Sumitomo Dainippon Pharma Co. Ltd.	24,400	785,841
Taisho Pharmaceutical Holdings Co. Ltd.	6,000	596,524
Takeda Pharmaceutical Co. Ltd. (a)	108,300	3,674,699

		25,102,944

Professional Services 0.2%
Persol Holdings Co. Ltd.	28,200	414,148
Recruit Holdings Co. Ltd.	167,700	4,014,865

		4,429,013

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	14,830	237,256
Daito Trust Construction Co. Ltd.	11,000	1,502,429
Daiwa House Industry Co. Ltd.	87,200	2,769,434
Hulic Co. Ltd. (a)	41,700	373,154
Mitsubishi Estate Co. Ltd.	180,600	2,830,174
Mitsui Fudosan Co. Ltd.	137,000	3,035,561
Nomura Real Estate Holdings, Inc.	18,100	330,238
Sumitomo Realty & Development Co. Ltd.	54,800	2,001,499
Tokyu Fudosan Holdings Corp.	93,400	463,646

		13,543,391

Road & Rail 1.0%
Central Japan Railway Co.	22,000	4,674,735
East Japan Railway Co.	47,176	4,193,172
Hankyu Hanshin Holdings, Inc.	35,000	1,172,154
Keikyu Corp.	37,199	612,843
Keio Corp.	15,299	895,401
Keisei Electric Railway Co. Ltd.	20,100	625,728
Kintetsu Group Holdings Co. Ltd.	26,900	1,164,076
Kyushu Railway Co.	23,200	781,589
Nagoya Railroad Co. Ltd.	28,999	769,118
Nippon Express Co. Ltd.	12,100	672,208
Odakyu Electric Railway Co. Ltd.	43,800	959,906
Tobu Railway Co. Ltd.	30,300	812,730
Tokyu Corp.	76,400	1,241,670

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Road & Rail (continued)
West Japan Railway Co.	24,400	$1,723,243

		20,298,573

Semiconductors & Semiconductor Equipment 0.3%
Disco Corp.	4,300	496,286
Renesas Electronics Corp.*	123,800	567,829
Rohm Co. Ltd.	14,000	884,487
SUMCO Corp. (a)	35,400	399,164
Tokyo Electron Ltd.	24,000	2,753,507

		5,101,273

Software 0.1%
Oracle Corp. Japan	5,200	329,008
Trend Micro, Inc.	18,600	1,006,650

		1,335,658

Specialty Retail 0.4%
ABC-Mart, Inc.	5,000	276,923
Fast Retailing Co. Ltd.	9,000	4,603,833
Hikari Tsushin, Inc.	3,400	534,849
Nitori Holdings Co. Ltd.	11,900	1,478,171
Shimamura Co. Ltd.	3,600	276,702
USS Co. Ltd.	34,500	575,799
Yamada Denki Co. Ltd. (a)	94,500	452,768

		8,199,045

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	32,500	477,044
Canon, Inc. (a)	152,500	4,202,048
FUJIFILM Holdings Corp.	59,000	2,276,734
Konica Minolta, Inc.	72,700	652,513
NEC Corp.	40,500	1,212,478
Ricoh Co. Ltd.	105,100	1,027,903
Seiko Epson Corp.	42,700	599,141

		10,447,861

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	26,100	330,816

Tobacco 0.2%
Japan Tobacco, Inc.	167,600	3,976,296

Trading Companies & Distributors 1.0%
ITOCHU Corp.	216,900	3,658,223
Marubeni Corp.	238,900	1,662,466
Mitsubishi Corp.	205,300	5,603,235
Mitsui & Co. Ltd.	257,000	3,983,030
MonotaRO Co. Ltd.	19,200	468,217
Sumitomo Corp.	171,900	2,424,995
Toyota Tsusho Corp.	31,500	926,440

		18,726,606

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd. (a)	5,900	203,751
Kamigumi Co. Ltd.	17,000	346,883

		550,634

Wireless Telecommunication Services 1.0%
KDDI Corp.	270,900	6,455,568
NTT DOCOMO, Inc.	200,500	4,502,224
SoftBank Group Corp.	126,100	8,311,850

		19,269,642

		464,549,601

19

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA (a)	72,034	$772,152

Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE (a)	1,646	611,257

Media 0.1%
RTL Group SA	5,891	315,316
SES SA, FDR	55,673	1,066,353

		1,381,669

Metals & Mining 0.1%
ArcelorMittal (a)	102,162	2,107,920

		4,872,998

MACAU 0.3%
Hotels, Restaurants & Leisure 0.3%
Galaxy Entertainment Group Ltd.	363,000	2,278,447
MGM China Holdings Ltd. (a)	164,000	276,055
Sands China Ltd.	359,500	1,556,822
SJM Holdings Ltd.	357,000	329,133
Wynn Macau Ltd.	240,800	518,163

		4,958,620

MALTA 0.0%†
Capital Markets 0.0%†
BGP Holdings plc* (c)(d)(e)	848,508	0

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	35,850	391,823

NETHERLANDS 4.6%
Banks 0.4%
ABN AMRO Group NV, CVA Reg. S (b)	65,336	1,530,387
ING Groep NV	600,013	6,430,236

		7,960,623

Beverages 0.2%
Heineken Holding NV	17,794	1,497,609
Heineken NV	39,530	3,484,070

		4,981,679

Chemicals 0.3%
Akzo Nobel NV	38,632	3,105,341
Koninklijke DSM NV	27,969	2,275,735

		5,381,076

Diversified Financial Services 0.0%†
EXOR NV	16,100	870,001

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	504,969	1,475,884

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	190,213	4,798,614

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	146,446	5,161,206

Insurance 0.2%
Aegon NV	274,345	1,275,359
NN Group NV	45,527	1,808,546

		3,083,905

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels 2.0%
Koninklijke Vopak NV	10,702	$484,805
Royal Dutch Shell plc, Class A	705,671	20,711,806
Royal Dutch Shell plc, Class B	572,175	17,026,081

		38,222,692

Professional Services 0.2%
Randstad NV	17,684	808,806
Wolters Kluwer NV	44,350	2,619,014

		3,427,820

Semiconductors & Semiconductor Equipment 0.7%
ASML Holding NV	62,617	9,769,941
NXP Semiconductors NV	53,552	3,924,290

		13,694,231

		89,057,731

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.*	137,656	450,703

Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	289,536	804,156

Food Products 0.1%
a2 Milk Co. Ltd.*	108,976	805,886

Health Care Equipment & Supplies 0.0%†
Fisher & Paykel Healthcare Corp. Ltd.	88,272	765,391

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	66,549	478,215

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	167,614	381,515

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	146,968	705,454

		4,391,320

NORWAY 0.7%
Banks 0.1%
DNB ASA	149,293	2,394,651

Chemicals 0.1%
Yara International ASA	27,473	1,054,515

Diversified Telecommunication Services 0.1%
Telenor ASA	114,684	2,213,847

Food Products 0.1%
Marine Harvest ASA	61,852	1,302,049
Orkla ASA	127,199	1,000,225

		2,302,274

Insurance 0.0%†
Gjensidige Forsikring ASA	30,593	476,485

Media 0.0%†
Schibsted ASA, Class B	17,268	523,872

Metals & Mining 0.1%
Norsk Hydro ASA	199,648	903,628

Oil, Gas & Consumable Fuels 0.2%
Aker BP ASA	16,094	407,558
Equinor ASA	178,509	3,806,918

		4,214,476

		14,083,748

20

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	381,294	$1,330,122

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	38,870	460,196

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	80,006	1,266,914

		3,057,232

SINGAPORE 1.3%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	261,600	667,146

Airlines 0.0%†
Singapore Airlines Ltd.	85,566	589,123

Banks 0.7%
DBS Group Holdings Ltd.	274,100	4,735,761
Oversea-Chinese Banking Corp. Ltd.	480,500	3,946,674
United Overseas Bank Ltd.	205,800	3,688,717

		12,371,152

Capital Markets 0.0%†
Singapore Exchange Ltd.	134,500	702,808

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	13,966	360,523

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,258,250	2,698,924

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp. Ltd.	40,700	412,462

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	408,827	768,697
CapitaLand Commercial Trust	374,644	480,038
CapitaLand Mall Trust	366,100	605,729
Suntec REIT	308,400	401,831

		2,256,295

Food Products 0.1%
Golden Agri-Resources Ltd.	1,279,912	229,427
Wilmar International Ltd.	286,194	655,688

		885,115

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore Ltd.	883,496	632,459

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	218,700	950,182
Sembcorp Industries Ltd.	191,000	356,681

		1,306,863

Media 0.0%†
Singapore Press Holdings Ltd.	208,000	357,394

Real Estate Management & Development 0.1%
CapitaLand Ltd.	382,797	870,604
City Developments Ltd.	61,200	363,187
UOL Group Ltd.	80,500	364,237

		1,598,028

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	372,600	585,125

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Transportation Infrastructure 0.0%†
SATS Ltd.	100,700	$345,091

		25,768,508

SOUTH AFRICA 0.2%
Capital Markets 0.0%†
Investec plc	105,255	587,266

Metals & Mining 0.2%
Anglo American plc	161,897	3,578,904

		4,166,170

SPAIN 3.0%
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA	1,018,613	5,373,197
Banco de Sabadell SA	851,341	968,655
Banco Santander SA	2,485,062	11,214,698
Bankia SA	187,282	545,362
Bankinter SA	102,945	822,767
CaixaBank SA	557,931	2,008,053

		20,932,732

Biotechnology 0.1%
Grifols SA	46,627	1,217,911

Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	39,051	1,501,250
Ferrovial SA	75,857	1,529,931

		3,031,181

Diversified Telecommunication Services 0.3%
Telefonica SA	713,854	6,025,107

Electric Utilities 0.5%
Endesa SA	47,153	1,085,254
Iberdrola SA	930,728	7,447,165
Red Electrica Corp. SA	64,260	1,431,368

		9,963,787

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA* (a)	40,322	488,562

Gas Utilities 0.1%
Naturgy Energy Group SA	54,372	1,379,406

Insurance 0.0%†
Mapfre SA	162,399	430,463

IT Services 0.2%
Amadeus IT Group SA	67,216	4,680,193

Oil, Gas & Consumable Fuels 0.2%
Enagas SA	28,047	757,342
Repsol SA	208,495	3,351,635

		4,108,977

Specialty Retail 0.2%
Industria de Diseno Textil SA	167,149	4,261,142

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (b)	10,620	1,646,599

		58,166,060

21

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN 2.5%
Banks 0.4%
Skandinaviska Enskilda Banken AB, Class A	248,626	$2,420,193
Svenska Handelsbanken AB, Class A	236,552	2,620,451
Swedbank AB, Class A	139,529	3,110,379

		8,151,023

Building Products 0.1%
Assa Abloy AB, Class B	153,115	2,737,585

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	49,987	803,669

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	470,082	4,143,304

Construction & Engineering 0.1%
Skanska AB, Class B	50,792	810,979

Diversified Financial Services 0.2%
Industrivarden AB, Class C	25,347	514,207
Investor AB, Class B	70,186	2,983,137
Kinnevik AB, Class B	35,344	855,174
L E Lundbergforetagen AB, Class B	10,809	319,496

		4,672,014

Diversified Telecommunication Services 0.1%
Telia Co. AB	431,179	2,046,089

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	39,606	1,828,095

Food & Staples Retailing 0.0%†
ICA Gruppen AB	12,291	439,753

Household Durables 0.1%
Electrolux AB Series B	35,715	756,706
Husqvarna AB, Class B	67,649	502,972

		1,259,678

Household Products 0.1%
Essity AB, Class B	94,472	2,321,570

Machinery 0.7%
Alfa Laval AB	43,589	930,555
Atlas Copco AB, Class A	103,488	2,472,387
Atlas Copco AB, Class B	62,586	1,372,202
Epiroc AB, Class A*	99,689	946,741
Epiroc AB, Class B*	57,930	518,554
Sandvik AB	173,869	2,487,796
SKF AB, Class B	58,453	890,079
Volvo AB, Class B	238,713	3,138,768

		12,757,082

Metals & Mining 0.1%
Boliden AB	40,604	883,122

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB	27,792	694,836

Specialty Retail 0.1%
Hennes & Mauritz AB, Class B (a)	136,003	1,931,728

Tobacco 0.1%
Swedish Match AB	26,989	1,064,036

Wireless Telecommunication Services 0.1%
Tele2 AB, Class B	73,777	942,713

		47,487,276

Common Stocks (continued)

	Shares	Value

SWITZERLAND 9.0%
Beverages 0.0%†
Coca-Cola HBC AG*	31,233	$971,839

Building Products 0.1%
Geberit AG (Registered)	5,659	2,204,737

Capital Markets 0.7%
Credit Suisse Group AG (Registered)*	396,345	4,367,778
Julius Baer Group Ltd.*	33,225	1,187,255
Partners Group Holding AG	2,721	1,653,911
UBS Group AG (Registered)*	588,816	7,350,168

		14,559,112

Chemicals 0.4%
Clariant AG (Registered)*	29,669	547,427
EMS-Chemie Holding AG (Registered)	1,227	584,258
Givaudan SA (Registered)	1,418	3,288,937
Sika AG (Registered)	19,919	2,531,573

		6,952,195

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	74,622	3,083,548

Diversified Financial Services 0.0%†
Pargesa Holding SA	6,483	468,328

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	3,979	1,904,183

Electrical Equipment 0.3%
ABB Ltd. (Registered)	281,601	5,368,884

Food Products 2.1%
Barry Callebaut AG (Registered)	337	524,058
Chocoladefabriken Lindt &Spruengli AG	164	1,018,768
Chocoladefabriken Lindt &Spruengli AG (Registered)	16	1,192,471
Nestle SA (Registered)	469,058	38,134,813

		40,870,110

Health Care Equipment & Supplies 0.1%
Sonova Holding AG (Registered)	8,440	1,376,154
Straumann Holding AG (Registered)	1,533	969,636

		2,345,790

Insurance 0.7%
Baloise Holding AG (Registered)	7,350	1,014,498
Swiss Life Holding AG (Registered)*	5,140	1,983,928
Swiss Re AG	46,670	4,288,131
Zurich Insurance Group AG	23,120	6,908,017

		14,194,574

Life Sciences Tools & Services 0.1%
Lonza Group AG (Registered)*	11,436	2,973,096

Machinery 0.1%
Schindler Holding AG	6,343	1,260,178
Schindler Holding AG (Registered)	2,904	564,757

		1,824,935

Marine 0.1%
Kuehne + Nagel International AG (Registered)	8,017	1,033,490

Metals & Mining 0.3%
Glencore plc*	1,762,864	6,502,081

Pharmaceuticals 2.9%
Novartis AG (Registered)	332,331	28,463,612

22

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Pharmaceuticals (continued)
Roche Holding AG	107,727	$26,638,112
Vifor Pharma AG	6,778	735,670

		55,837,394

Professional Services 0.2%
Adecco Group AG (Registered)	25,407	1,189,834
SGS SA (Registered)	793	1,786,632

		2,976,466

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	11,491	930,993

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	106,055	1,513,469

Software 0.1%
Temenos AG (Registered)*	9,431	1,136,549

Specialty Retail 0.0%†
Dufry AG (Registered)* (a)	5,330	506,210

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	79,743	5,124,878
Swatch Group AG (The)	4,763	1,393,393
Swatch Group AG (The) (Registered)	8,353	484,187

		7,002,458

		175,160,441

UNITED ARAB EMIRATES 0.0%†
Health Care Providers & Services 0.0%†
NMC Health plc	15,489	541,443

UNITED KINGDOM 14.0%
Aerospace & Defense 0.3%
BAE Systems plc	485,412	2,833,118
Meggitt plc	118,344	707,959
Rolls-Royce Holdings plc*	263,799	2,776,098
Rolls-Royce Holdings plc (Preference) (c)*	11,692,694	14,903

		6,332,078

Air Freight & Logistics 0.0%†
Royal Mail plc	133,609	463,846

Airlines 0.1%
easyJet plc	24,296	341,077
International Consolidated Airlines Group SA	100,037	793,900

		1,134,977

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	165,180	2,401,512

Banks 2.2%
Barclays plc	2,613,286	5,012,866
HSBC Holdings plc	3,048,455	25,016,751
Lloyds Banking Group plc	10,893,020	7,197,841
Royal Bank of Scotland Group plc	734,936	2,020,759
Standard Chartered plc	429,832	3,322,462

		42,570,679

Beverages 0.8%
Coca-Cola European Partners plc (a)	32,909	1,508,878

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Beverages (continued)
Diageo plc	375,927	$13,361,770

		14,870,648

Capital Markets 0.3%
3i Group plc	149,892	1,471,710
Hargreaves Lansdown plc	43,185	1,017,505
London Stock Exchange Group plc	48,179	2,486,280
Schroders plc	18,455	572,353
St James’s Place plc	80,885	969,120

		6,516,968

Chemicals 0.1%
Croda International plc	20,488	1,216,984
Johnson Matthey plc	31,284	1,116,180

		2,333,164

Commercial Services & Supplies 0.0%†
Babcock International Group plc (a)	40,206	250,770
G4S plc (a)	232,820	582,671

		833,441

Diversified Financial Services 0.1%
Standard Life Aberdeen plc	348,077	1,138,920

Diversified Telecommunication Services 0.2%
BT Group plc	1,289,868	3,904,469

Electric Utilities 0.1%
SSE plc	156,941	2,157,818

Electrical Equipment 0.1%
Melrose Industries plc (a)	762,002	1,577,912

Energy Equipment & Services 0.0%†
John Wood Group plc (a)	103,942	665,512

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	147,106	999,590
Hammerson plc	117,758	493,141
Land Securities Group plc	115,581	1,184,833
Segro plc	156,293	1,172,349

		3,849,913

Food & Staples Retailing 0.3%
J Sainsbury plc	271,961	917,062
Tesco plc	1,497,214	3,627,960
Wm Morrison Supermarkets plc	338,348	917,062

		5,462,084

Food Products 0.1%
Associated British Foods plc	54,863	1,426,872

Health Care Equipment & Supplies 0.2%
ConvaTec Group plc Reg. S (b)	205,424	362,847
Smith & Nephew plc	136,157	2,532,307

		2,895,154

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	243,149	5,104,836
GVC Holdings plc	80,741	693,976
InterContinental Hotels Group plc	26,795	1,442,078
Merlin Entertainments plc Reg. S (b)	117,697	476,339
Whitbread plc	28,292	1,646,938

		9,364,167

23

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Household Durables 0.2%
Barratt Developments plc	150,297	$887,154
Berkeley Group Holdings plc	19,281	855,211
Persimmon plc	47,922	1,174,061
Taylor Wimpey plc	485,740	840,192

		3,756,618

Household Products 0.4%
Reckitt Benckiser Group plc	102,975	7,863,790

Industrial Conglomerates 0.1%
DCC plc	15,005	1,140,645
Smiths Group plc	58,748	1,017,148

		2,157,793

Insurance 0.8%
Admiral Group plc	32,692	849,826
Aviva plc	612,418	2,920,896
Direct Line Insurance Group plc	209,963	850,413
Legal & General Group plc	915,553	2,686,488
Prudential plc	396,037	7,076,020
RSA Insurance Group plc	155,039	1,011,587

		15,395,230

Interactive Media & Services 0.0%†
Auto Trader Group plc Reg. S (b)	145,224	838,156

Machinery 0.1%
CNH Industrial NV	157,757	1,419,260
Weir Group plc (The)	36,127	593,992

		2,013,252

Media 0.3%
Informa plc	192,658	1,544,868
ITV plc	537,830	853,528
Pearson plc	119,801	1,428,205
WPP plc	194,322	2,087,076

		5,913,677

Multiline Retail 0.1%
Marks & Spencer Group plc	248,371	782,810
Next plc	21,700	1,104,322

		1,887,132

Multi-Utilities 0.3%
Centrica plc	867,111	1,491,041
National Grid plc	522,097	5,048,973

		6,540,014

Oil, Gas & Consumable Fuels 1.0%
BP plc	3,062,850	19,324,823

Paper & Forest Products 0.1%
Mondi plc	54,518	1,128,104

Personal Products 1.1%
Unilever NV, CVA	235,754	12,809,692
Unilever plc	173,197	9,064,727

		21,874,419

Pharmaceuticals 1.5%
AstraZeneca plc	193,496	14,470,689
GlaxoSmithKline plc	757,603	14,379,044

		28,849,733

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Professional Services 0.6%
Experian plc	141,536	$3,439,994
Intertek Group plc	25,651	1,561,632
RELX plc	302,749	6,225,172

		11,226,798

Software 0.1%
Micro Focus International plc	64,976	1,135,650
Sage Group plc (The)	169,250	1,295,808

		2,431,458

Specialty Retail 0.0%†
Kingfisher plc (a)	321,663	850,991

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	63,347	1,393,705

Tobacco 0.8%
British American Tobacco plc	350,387	11,173,556
Imperial Brands plc	146,151	4,419,603

		15,593,159

Trading Companies & Distributors 0.2%
Ashtead Group plc	74,112	1,535,482
Bunzl plc	51,244	1,541,869

		3,077,351

Water Utilities 0.1%
Severn Trent plc	35,546	821,239
United Utilities Group plc	101,456	950,052

		1,771,291

Wireless Telecommunication Services 0.4%
Vodafone Group plc	4,084,101	7,935,940

		271,723,568

UNITED STATES 0.7%
Biotechnology 0.4%
Shire plc	139,749	8,121,507

Hotels, Restaurants & Leisure 0.1%
Carnival plc	27,459	1,317,118

Life Sciences Tools & Services 0.1%
QIAGEN NV*	35,655	1,215,774

Trading Companies & Distributors 0.1%
Ferguson plc	35,170	2,252,495

		12,906,894

Total Common Stocks (cost $1,839,142,032)		1,914,090,133

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $1.00 on 1/9/2019*	208,495	95,553

Total Rights (cost $95,852)		95,553

24

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Repurchase Agreements 1.1%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,834, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $5,100,000. (f)(g)	$5,000,000	$5,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $3,000,409, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $3,060,000. (f)(g)	3,000,000	3,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $5,106,688, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $5,207,953. (f)(g)	5,105,837	5,105,837
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $2,000,965, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $2,040,845. (f)(g)	2,000,000	2,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $2,000,980, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $2,040,522. (f)(g)	2,000,000	2,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $4,000,667, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $4,080,001. (f)(g)	4,000,000	4,000,000

Total Repurchase Agreements (cost $21,105,837)		21,105,837

Total Investments (cost $1,860,343,721) — 99.6%		1,935,291,523

Other assets in excess of liabilities — 0.4%		7,697,485

NET ASSETS — 100.0%		$1,942,989,008

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $32,819,425, which was collateralized by cash used to purchase repurchase agreements with a total value of $21,105,837 and by $13,374,170 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 7.25%, and maturity dates ranging from 1/3/2019 — 2/15/2048, a total value of $34,480,007.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $12,715,297 which represents 0.65% of net assets.

(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Value determined using significant unobservable inputs.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $21,105,837.

(g)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CN	China

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

25

Statement of Investments (Continued)

December 31, 2018

NVIT International Index Fund (Continued)

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
EURO STOXX 50 Index	397	3/2019	EUR	13,527,618	(413,415)
FTSE 100 Index	96	3/2019	GBP	8,148,059	(127,151)
SGX Nikkei 225 Index	95	3/2019	JPY	8,639,318	(294,392)
SPI 200 Index	42	3/2019	AUD	4,112,735	(9,317)

					(844,275)

At December 31, 2018 the Fund had $1,890,333 segregated in foreign currency as collateral with the broker for open futures contracts.

Currency:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

December 31, 2018

NVIT International Index Fund
Assets:
Investment securities, at value* (cost $1,839,237,884)	$1,914,185,686
Repurchase agreements, at value (cost $21,105,837)	21,105,837
Cash	1,076,257
Deposits with broker for futures contracts	1,890,333
Foreign currencies, at value (cost $22,626,520)	22,818,334
Interest and dividends receivable	2,240,793
Security lending income receivable	50,884
Receivable for investments sold	2,677,125
Receivable for capital shares issued	148,168
Reclaims receivable	2,182,500
Receivable for variation margin on futures contracts	192,540
Prepaid expenses	3,008

Total Assets	1,968,571,465

Liabilities:
Payable for investments purchased	1,511,000
Payable for capital shares redeemed	2,373,378
Payable upon return of securities loaned (Note 2)	21,105,837
Accrued expenses and other payables:
Investment advisory fees	393,665
Fund administration fees	90,325
Distribution fees	32,299
Administrative servicing fees	31,359
Accounting and transfer agent fees	485
Trustee fees	970
Custodian fees	20,090
Compliance program costs (Note 3)	2,107
Professional fees	12,870
Printing fees	8,072

Total Liabilities	25,582,457

Net Assets	$1,942,989,008

Represented by:
Capital	$1,935,886,245
Total distributable earnings (loss)	7,102,763

Net Assets	$1,942,989,008

Net Assets:
Class I Shares	$128,761,485
Class II Shares	16,365,648
Class VIII Shares	83,675,329
Class Y Shares	1,714,186,546

Total	$1,942,989,008

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,811,768
Class II Shares	1,884,312
Class VIII Shares	9,678,813
Class Y Shares	196,896,025

Total	223,270,918

27

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT International Index Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.69
Class II Shares	$8.69
Class VIII Shares	$8.65
Class Y Shares	$8.71

*	Includes value of securities on loan of $32,819,425 (Note 2).

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Year Ended December 31, 2018

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$68,493,309
Income from securities lending (Note 2)	924,464
Interest income	40,208
Foreign tax withholding	(5,890,847)

Total Income	63,567,134

EXPENSES:
Investment advisory fees	4,888,508
Fund administration fees	617,485
Distribution fees Class II Shares	44,887
Distribution fees Class VIII Shares	361,911
Administrative servicing fees Class I Shares	225,099
Administrative servicing fees Class II Shares	18,396
Administrative servicing fees Class VIII Shares	135,717
Professional fees	134,921
Printing fees	18,846
Trustee fees	63,096
Custodian fees	86,715
Accounting and transfer agent fees	13,103
Compliance program costs (Note 3)	8,588
Other	187,951

Total Expenses	6,805,223

NET INVESTMENT INCOME	56,761,911

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	16,974,010
Expiration or closing of futures contracts (Note 2)	(909,096)
Foreign currency transactions (Note 2)	(994,168)

Net realized gains	15,070,746

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(381,808,131)
Futures contracts (Note 2)	(894,938)
Translation of assets and liabilities denominated in foreign currencies	(130,208)

Net change in unrealized appreciation/depreciation	(382,833,277)

Net realized/unrealized losses	(367,762,531)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(311,000,620)

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	NVIT International Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$56,761,911	$53,467,643
Net realized gains	15,070,746	77,917,055
Net change in unrealized appreciation/depreciation	(382,833,277)	317,384,660

Change in net assets resulting from operations	(311,000,620)	448,769,358

Distributions to Shareholders From:
Distributable earnings:
Class I	(3,891,898)	(3,914,564	)(a)
Class II	(460,525)	(422,182	)(a)
Class VIII	(2,186,097)	(1,988,614	)(a)
Class Y	(54,290,924)	(49,291,411	)(a)

Change in net assets from shareholder distributions	(60,829,444)	(55,616,771)

Change in net assets from capital transactions	297,329,773	(265,356,830)

Change in net assets	(74,500,291)	127,795,757

Net Assets:
Beginning of year	2,017,489,299	1,889,693,542

End of year	$1,942,989,008	$2,017,489,299	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$46,379,252	$63,408,433
Dividends reinvested	3,891,898	3,914,564
Cost of shares redeemed	(46,635,814)	(25,777,113)

Total Class I Shares	3,635,336	41,545,884

Class II Shares
Proceeds from shares issued	2,492,769	7,902,109
Dividends reinvested	460,525	422,182
Cost of shares redeemed	(1,309,908)	(1,960,304)

Total Class II Shares	1,643,386	6,363,987

Class VIII Shares
Proceeds from shares issued	16,389,871	18,792,460
Dividends reinvested	2,186,097	1,988,614
Cost of shares redeemed	(5,103,725)	(6,437,560)

Total Class VIII Shares	13,472,243	14,343,514

Class Y Shares
Proceeds from shares issued	342,067,513	49,595,823
Dividends reinvested	54,290,924	49,291,411
Cost of shares redeemed	(117,779,629)	(426,497,449)

Total Class Y Shares	278,578,808	(327,610,215)

Change in net assets from capital transactions	$297,329,773	$(265,356,830)

30

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	4,599,257	6,624,412
Reinvested	427,476	381,472
Redeemed	(4,630,382)	(2,638,191)

Total Class I Shares	396,351	4,367,693

Class II Shares
Issued	245,316	798,113
Reinvested	50,586	41,175
Redeemed	(130,364)	(199,843)

Total Class II Shares	165,538	639,445

Class VIII Shares
Issued	1,612,703	1,949,723
Reinvested	240,919	194,873
Redeemed	(511,517)	(663,526)

Total Class VIII Shares	1,342,105	1,481,070

Class Y Shares
Issued	32,682,513	5,081,445
Reinvested	5,959,543	4,794,972
Redeemed	(11,326,626)	(43,425,081)

Total Class Y Shares	27,315,430	(33,548,664)

Total change in shares	29,219,424	(27,060,456)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated distributions in excess of net investment income of $24,328.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$10.38	0.27	(1.69)	(1.42)	(0.27)	(0.27)	$8.69	(13.81%	)	$128,761,485	0.44%	2.67%	0.44%	4.26%
Year Ended December 31, 2017	$8.54	0.24	1.88	2.12	(0.28)	(0.28)	$10.38	24.88%		$149,692,499	0.44%	2.48%	0.44%	4.72%
Year Ended December 31, 2016	$8.70	0.24	(0.16)	0.08	(0.24)	(0.24)	$8.54	0.92%		$85,775,861	0.45%	2.76%	0.45%	4.88%
Year Ended December 31, 2015	$9.02	0.22	(0.31)	(0.09)	(0.23)	(0.23)	$8.70	(0.96%	)	$57,974,996	0.45%	2.40%	0.45%	4.35%
Period Ended December 31, 2014 (f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	$9.02	(7.83%	)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Year Ended December 31, 2018	$10.37	0.24	(1.67)	(1.43)	(0.25)	(0.25)	$8.69	(13.90%	)	$16,365,648	0.64%	2.43%	0.64%	4.26%
Year Ended December 31, 2017	$8.54	0.21	1.88	2.09	(0.26)	(0.26)	$10.37	24.56%		$17,831,979	0.69%	2.18%	0.69%	4.72%
Year Ended December 31, 2016	$8.69	0.23	(0.16)	0.07	(0.22)	(0.22)	$8.54	0.75%		$9,213,339	0.70%	2.66%	0.70%	4.88%
Year Ended December 31, 2015	$9.00	0.23	(0.35)	(0.12)	(0.19)	(0.19)	$8.69	(1.26%	)	$11,918,143	0.67%	2.47%	0.67%	4.35%
Year Ended December 31, 2014	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	$9.00	(6.12%	)	$11,995,318	0.70%	3.46%	0.70%	3.98%

Class VIII Shares
Year Ended December 31, 2018	$10.33	0.22	(1.67)	(1.45)	(0.23)	(0.23)	$8.65	(14.13%	)	$83,675,329	0.84%	2.22%	0.84%	4.26%
Year Ended December 31, 2017	$8.50	0.20	1.87	2.07	(0.24)	(0.24)	$10.33	24.46%		$86,101,860	0.84%	2.08%	0.84%	4.72%
Year Ended December 31, 2016	$8.66	0.21	(0.16)	0.05	(0.21)	(0.21)	$8.50	0.52%		$58,248,441	0.85%	2.44%	0.85%	4.88%
Year Ended December 31, 2015	$8.97	0.21	(0.34)	(0.13)	(0.18)	(0.18)	$8.66	(1.39%	)	$54,681,371	0.84%	2.24%	0.84%	4.35%
Year Ended December 31, 2014	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	$8.97	(6.19%	)	$43,497,497	0.85%	2.83%	0.85%	3.98%

Class Y Shares
Year Ended December 31, 2018	$10.40	0.28	(1.69)	(1.41)	(0.28)	(0.28)	$8.71	(13.63%	)	$1,714,186,546	0.29%	2.74%	0.29%	4.26%
Year Ended December 31, 2017	$8.55	0.26	1.88	2.14	(0.29)	(0.29)	$10.40	25.13%		$1,763,862,961	0.29%	2.71%	0.29%	4.72%
Year Ended December 31, 2016	$8.71	0.26	(0.17)	0.09	(0.25)	(0.25)	$8.55	1.03%		$1,736,455,901	0.30%	3.00%	0.30%	4.88%
Year Ended December 31, 2015	$9.01	0.26	(0.33)	(0.07)	(0.23)	(0.23)	$8.71	(0.74%	)	$1,699,931,064	0.30%	2.79%	0.30%	4.35%
Year Ended December 31, 2014	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	$9.01	(5.76%	)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

32

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

33

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

34

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$26,424,443	$—	$26,424,443
Air Freight & Logistics	—	6,750,515	—	6,750,515
Airlines	—	3,936,172	—	3,936,172
Auto Components	—	20,338,726	—	20,338,726
Automobiles	—	64,597,678	—	64,597,678
Banks	—	206,559,164	—	206,559,164
Beverages	1,508,878	43,282,702	—	44,791,580
Biotechnology	700,739	19,986,819	—	20,687,558
Building Products	—	14,656,933	—	14,656,933
Capital Markets	—	44,880,844	—	44,880,844
Chemicals	—	65,161,149	—	65,161,149
Commercial Services & Supplies	—	10,735,510	—	10,735,510
Communications Equipment	—	9,095,777	—	9,095,777
Construction & Engineering	—	17,603,470	—	17,603,470
Construction Materials	—	10,504,509	—	10,504,509
Consumer Finance	—	748,569	—	748,569
Containers & Packaging	—	3,197,326	—	3,197,326
Distributors	—	360,523	—	360,523
Diversified Consumer Services	—	294,962	—	294,962
Diversified Financial Services	—	14,147,098	—	14,147,098

35

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$—	$46,781,192	$—	$46,781,192
Electric Utilities	—	39,393,928	—	39,393,928
Electrical Equipment	—	26,569,996	—	26,569,996
Electronic Equipment, Instruments & Components	—	27,451,306	—	27,451,306
Energy Equipment & Services	—	1,833,129	—	1,833,129
Entertainment	—	11,894,225	—	11,894,225
Equity Real Estate Investment Trusts (REITs)	—	30,882,471	—	30,882,471
Food & Staples Retailing	1,432,285	28,481,496	—	29,913,781
Food Products	—	64,632,391	—	64,632,391
Gas Utilities	—	8,380,009	—	8,380,009
Health Care Equipment & Supplies	—	25,784,502	—	25,784,502
Health Care Providers & Services	—	10,030,837	—	10,030,837
Health Care Technology	—	872,666	—	872,666
Hotels, Restaurants & Leisure	644,540	27,996,823	—	28,641,363
Household Durables	—	23,354,204	—	23,354,204
Household Products	—	18,156,368	—	18,156,368
Independent Power and Renewable Electricity Producers	—	1,717,998	—	1,717,998
Industrial Conglomerates	3,113,327	25,487,210	—	28,600,537
Insurance	—	105,970,160	—	105,970,160
Interactive Media & Services	—	3,137,092	—	3,137,092
Internet & Direct Marketing Retail	—	2,402,275	—	2,402,275
IT Services	602,026	16,741,894	—	17,343,920
Leisure Products	—	4,488,652	—	4,488,652
Life Sciences Tools & Services	—	5,222,695	—	5,222,695
Machinery	—	46,876,557	—	46,876,557
Marine	—	3,778,703	—	3,778,703
Media	—	14,777,184	—	14,777,184
Metals & Mining	—	57,106,675	—	57,106,675
Multiline Retail	—	9,913,512	—	9,913,512
Multi-Utilities	—	20,344,059	—	20,344,059
Oil, Gas & Consumable Fuels	—	109,926,931	—	109,926,931
Paper & Forest Products	—	4,878,394	—	4,878,394
Personal Products	—	43,204,317	—	43,204,317
Pharmaceuticals	2,290,857	153,395,188	—	155,686,045
Professional Services	—	24,879,870	—	24,879,870
Real Estate Management & Development	964,320	39,228,609	—	40,192,929
Road & Rail	—	24,857,673	—	24,857,673
Semiconductors & Semiconductor Equipment	3,924,290	20,249,750	—	24,174,040
Software	1,992,539	23,208,096	—	25,200,635
Specialty Retail	—	15,749,116	—	15,749,116
Technology Hardware, Storage & Peripherals	—	10,447,861	—	10,447,861
Textiles, Apparel & Luxury Goods	1,447,520	42,489,784	—	43,937,304
Tobacco	—	20,633,491	—	20,633,491
Trading Companies & Distributors	789,584	25,596,944	—	26,386,528
Transportation Infrastructure	—	11,163,391	—	11,163,391
Water Utilities	—	1,771,291	—	1,771,291

36

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Wireless Telecommunication Services	$—	$29,275,424	$—	$29,275,424
Total Common Stocks	$19,410,905	$1,894,679,228	$—	$1,914,090,133
Repurchase Agreements	—	21,105,837	—	21,105,837
Rights	95,553	—	—	95,553
Total Assets	$19,506,458	$1,915,785,065	$—	$1,935,291,523
Liabilities:
Futures Contracts	$(844,275)	$—	$—	$(844,275)
Total Liabilities	$(844,275)	$—	$—	$(844,275)
Total	$18,662,183	$1,915,785,065	$—	$1,934,447,248

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2018, the Fund held one common stock investment that was categorized as Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

37

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(844,275)
Total		$(844,275)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(909,096)
Total	$(909,096)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(894,938)
Total	$(894,938)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$26,230,113

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $21,105,837, which was comprised of cash.

39

Notes to Financial Statements (Continued)

December 31, 2018

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

40

Notes to Financial Statements (Continued)

December 31, 2018

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
Citigroup Global Markets Ltd.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	5,105,837	—	5,105,837	(5,105,837)	—
NatWest Markets Securities, Inc.	4,000,000	—	4,000,000	(4,000,000)	—
Pershing LLC	4,000,000	—	4,000,000	(4,000,000)	—
Total	$21,105,837	$—	$21,105,837	$(21,105,837)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the

41

Notes to Financial Statements (Continued)

December 31, 2018

accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss and investments in passive foreign investment companies (PFICs). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and

42

Notes to Financial Statements (Continued)

December 31, 2018

net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.23%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are

43

Notes to Financial Statements (Continued)

December 31, 2018

capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $617,485 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $8,588.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

44

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.10%, and 0.15% for Class I, Class II and Class VIII shares, respectively, for a total amount of $379,212.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5. Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $373,364,458 and sales of $87,678,035 (excluding short-term securities).

45

Notes to Financial Statements (Continued)

December 31, 2018

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

46

Notes to Financial Statements (Continued)

December 31, 2018

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.

Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$60,829,444	$—	$60,829,444	$—	$60,829,444

Amounts designated as “—” are zero or have been rounded to zero.

* Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,616,771	$—	$55,616,771	$—	$55,616,771

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

47

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$11,972,018	$3,917,009	$15,889,027	$—	$(8,786,264)	$7,102,763

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,943,413,967	$304,824,472	$(313,791,191)	$(8,966,719)

During the year ended December 31, 2018, the Fund had capital loss carryforwards that were utilized of $11,998,651 and are no longer eligible to offset future capital gains, if any.

10. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT International Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

49

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $62,259,937 or $0.2789 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $3,764,701 or $0.0169 per outstanding share.

50

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

51

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

52

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

53

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

54

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

55

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

56

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

57

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

58

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

59

Annual Report

December 31, 2018

NVIT Mid Cap Index Fund

AR-MCX 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Mid Cap Index Fund

For the annual period ended December 31, 2018, the NVIT Mid Cap Index Fund (Class I) registered -11.38% versus -11.08% for its benchmark, the S&P MidCap 400® Index (S&P 400). For broader comparison, the median return for the Fund’s Morningstar® peer category, Mid-Cap Blend (consisting of 84 funds as of December 31, 2018), was -11.60% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the beginning of the first quarter of 2018, the low-volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and Information Technology names. However, as the quarter progressed, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. The annualized realized volatility of the S&P 500® Index (S&P 500) was 19% in the quarter, meaningfully higher than the 6.6% witnessed in 2017. From a sector standpoint, Technology and Consumer Discretionary stocks outperformed, thanks to their impressive early quarter runs. Later in the quarter, negative headlines regarding FAANG* and Microsoft regulation, artificial intelligence, and Facebook’s usage of user data weighed on the sector. Although the quarter was plagued with volatility, the defensive sectors of Telecommunications and Consumer Staples were the worst-performing in the S&P 500.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management (ISM) manufacturing and non-manufacturing components accelerated. This supported the Federal Reserve’s (Fed) decision to increase interest rates in March and to revise its rate hike expectations higher for 2019. The combination of increased interest rate expectations, a strong economic backdrop, and technical issues regarding the deficit drove selling in U.S. Treasuries. The 10-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%. Additionally, the health of the U.S. economy also was apparent in strong corporate earnings results from the fourth quarter of 2017. The aggregate earnings surprise of S&P 500 constituents was 3.8% and aggregate earnings growth reached 14.18%, with particular strength in Energy and Materials.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic prints throughout the second quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure hit the Fed’s target rate of 2%, supporting its decision to raise rates in June, and signaling two additional hikes later in the year. On the earnings front, the aggregate earnings growth of S&P 500 constituents was 26.6%, based on Thomson Reuters Institutional Brokers’ Estimate System. Both of these factors were supportive for the S&P 500 and pushed volatility lower in the quarter. The average level of the CBOE Volatility Index (VIX) was 15.3 in the quarter, lower than the 17.4 experienced in the first quarter of 2018. From a sector standpoint, Energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the quarter and reached $77 a barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure in first-quarter 2018 earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans. Elsewhere, Financials underperformed all other sectors, led lower by shares of Diversified Financial Services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury

3

Fund Commentary (cont.)	NVIT Mid Cap Index Fund

curve, uncertainty ahead of the Fed’s Comprehensive Capital Analysis and Review of bank stress tests, and global protectionism.

In the third quarter of 2018, U.S. large-capitalization equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. The average level of the CBOE Volatility Index (VIX) in the third quarter was 12.9, lower than the level seen in both the first and second quarters. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive, and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. Survey indicators also signaled improvement, as U.S. consumer confidence increased to the highest level since 2000 and the ISM manufacturing and non-manufacturing indexes reached multi-year highs. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2.00% to 2.25%. Additionally, the Federal Open Market Committee (FOMC) removed its description of monetary policy as “accommodative.” The increase in benchmark rates and positive interpretation of growth, coupled with high levels of U.S. government debt issuance, pushed the yield on the 10-year U.S. Treasury up 20 basis points (bps) from the start of the quarter to 3.06% at the quarter’s end.

In the fourth quarter of 2018, 10 out of the 11 GICS** equity sectors moved lower. The Utilities sector, with 1.36%, was the only sector to advance, as lower interest rates and a flight to safety throughout the quarter benefited the traditionally defensive sector.

Conversely, the Energy sector, which registered -23.78%, trailed the market, as a decline in crude oil provided a headwind. West Texas Intermediate crude fell from $75.96 a barrel on October 3, 2018, to $45.41 a barrel by the end of the year. However, it was the Information Technology sector, which registered -17.34%, that deducted the most from the Index’s overall total return, as lowered corporate earnings guidance weighed on investor sentiment.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the ISM Manufacturing Index fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter at 2.68%, which was 57 bps lower than intra-quarter highs.

Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in December, in the wake of the FOMC announcement. Though the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

The largest negative returns for the S&P 400 in 2018 came from these sectors: Energy, with -29.25%; Materials, with -20.37%; and Consumer Discretionary, with -19.00%. However, Health Care, with 6.52%, and Utilities, with 6.74%, contributed positively to overall return.

The Fund entered into financial futures contracts (“futures”) during the reporting period to gain exposure to the value of equities. These futures did not have any meaningful impact on Fund performance for the period.

Subadviser:

BlackRock Investment Management, LLC

4

Fund Commentary (cont.)	NVIT Mid Cap Index Fund

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*FAANG is an acronym for the market’s five most popular and best-performing tech stocks, namely Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

**Sector classifications for public companies are determined by the Global Industry Classification Standard (GICS), which is maintained by Standard & Poor’s Financial Services LLC (S&P) and MSCI Inc. (MSCI). S&P and MSCI assign each company to a sector, according to the definition of the company’s principal business activity. Nationwide Fund Distributors LLC is not affiliated with S&P or MSCI.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation†

Common Stocks	97.1%
Repurchase Agreements	18.5%
Futures	(0.1)%
Liabilities in excess of other assets††	(15.5)%
100.0%

Top Industries†††

Equity Real Estate Investment Trusts (REITs)	7.7%
Banks	6.2%
Insurance	4.3%
Machinery	4.3%
Health Care Equipment & Supplies	3.9%
Electronic Equipment, Instruments & Components	3.4%
Hotels, Restaurants & Leisure	3.3%
Software	3.3%
Semiconductors & Semiconductor Equipment	2.6%
Capital Markets	2.5%
Other Industries*	58.5%
100.0%

Top Holdings†††

Teleflex, Inc.	0.7%
Atmos Energy Corp.	0.6%
Domino’s Pizza, Inc.	0.6%
IDEX Corp.	0.5%
UGI Corp.	0.5%
Alleghany Corp.	0.5%
STERIS plc	0.5%
PTC, Inc.	0.5%
Reinsurance Group of America, Inc.	0.5%
Zebra Technologies Corp., Class A	0.5%
Other Holdings*	94.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(11.38)%	5.65%	13.22%
Class II	(11.57)%	5.42%	12.99%
Class Y	(11.29)%	5.79%	13.38%
S&P MidCap 400® Index	(11.08)%	6.03%	13.68%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.40%
Class II	0.60%
Class Y	0.25%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Mid Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	857.80	1.92	0.41
	Hypothetical	(b)(c)	1,000.00	1,023.14	2.09	0.41
Class II Shares	Actual	(b)	1,000.00	856.80	2.95	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class Y Shares	Actual	(b)	1,000.00	858.10	1.22	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.89	1.33	0.26

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

NVIT Mid Cap Index Fund

Common Stocks 97.1%

	Shares	Value

Aerospace & Defense 1.0%
Curtiss-Wright Corp.	33,413	$3,412,136
Esterline Technologies Corp.*	20,238	2,457,905
Teledyne Technologies, Inc.*	27,488	5,691,940

		11,561,981

Airlines 0.3%
JetBlue Airways Corp.*	232,200	3,729,132

Auto Components 0.8%
Adient plc (a)	65,970	993,508
Dana, Inc.	110,051	1,499,995
Delphi Technologies plc	67,588	967,860
Gentex Corp. (a)	199,605	4,034,017
Visteon Corp.* (a)	22,041	1,328,632

		8,824,012

Automobiles 0.2%
Thor Industries, Inc. (a)	38,031	1,977,612

Banks 7.2%
Associated Banc-Corp. (a)	126,316	2,499,794
BancorpSouth Bank (a)	69,082	1,805,804
Bank of Hawaii Corp. (a)	31,931	2,149,595
Bank OZK (a)	91,838	2,096,662
Cathay General Bancorp (a)	58,645	1,966,367
Chemical Financial Corp. (a)	54,243	1,985,836
Commerce Bancshares, Inc.	75,692	4,266,758
Cullen/Frost Bankers, Inc. (a)	48,695	4,282,238
East West Bancorp, Inc.	110,201	4,797,050
First Horizon National Corp.	246,909	3,249,322
FNB Corp. (a)	247,116	2,431,621
Fulton Financial Corp. (a)	133,612	2,068,314
Hancock Whitney Corp. (a)	64,923	2,249,582
Home BancShares, Inc. (a)	121,172	1,979,950
International Bancshares Corp. (a)	41,703	1,434,583
MB Financial, Inc. (a)	63,969	2,535,091
PacWest Bancorp (a)	93,011	3,095,406
Pinnacle Financial Partners, Inc. (a)	55,615	2,563,852
Prosperity Bancshares, Inc. (a)	50,404	3,140,169
Signature Bank	40,688	4,183,133
Sterling Bancorp (a)	171,660	2,834,107
Synovus Financial Corp.	126,100	4,033,939
TCF Financial Corp.	127,398	2,482,987
Texas Capital Bancshares, Inc.*	38,106	1,946,836
Trustmark Corp. (a)	51,372	1,460,506
UMB Financial Corp. (a)	34,253	2,088,405
Umpqua Holdings Corp.	167,292	2,659,943
United Bankshares, Inc. (a)	78,874	2,453,770
Valley National Bancorp (a)	251,822	2,236,179
Webster Financial Corp. (a)	70,313	3,465,728
Wintrust Financial Corp.	42,821	2,847,168

		83,290,695

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	6,560	1,579,910

Biotechnology 0.9%
Exelixis, Inc. * (a)	227,692	4,478,702
Ligand Pharmaceuticals, Inc.* (a)	16,204	2,198,883

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
United Therapeutics Corp.*	33,167	$3,611,886

		10,289,471

Building Products 0.7%
Lennox International, Inc. (a)	27,611	6,042,943
Resideo Technologies, Inc.*	93,890	1,929,440

		7,972,383

Capital Markets 2.9%
Eaton Vance Corp. (a)	88,838	3,125,321
Evercore, Inc., Class A	30,822	2,205,622
FactSet Research Systems, Inc. (a)	28,970	5,797,766
Federated Investors, Inc., Class B (a)	72,723	1,930,796
Interactive Brokers Group, Inc., Class A (a)	57,145	3,122,974
Janus Henderson Group plc (a)	127,124	2,634,009
Legg Mason, Inc.	65,091	1,660,472
MarketAxess Holdings, Inc. (a)	28,642	6,052,341
SEI Investments Co.	99,568	4,600,042
Stifel Financial Corp. (a)	54,874	2,272,881

		33,402,224

Chemicals 2.6%
Ashland Global Holdings, Inc.	47,589	3,376,915
Cabot Corp.	45,736	1,963,904
Chemours Co. (The) (a)	130,401	3,679,916
Minerals Technologies, Inc. (a)	26,913	1,381,713
NewMarket Corp. (a)	6,787	2,796,855
Olin Corp. (a)	127,071	2,555,398
PolyOne Corp. (a)	60,732	1,736,935
RPM International, Inc. (a)	101,125	5,944,128
Scotts Miracle-Gro Co. (The) (a)	29,901	1,837,715
Sensient Technologies Corp. (a)	32,221	1,799,543
Valvoline, Inc. (a)	143,308	2,773,010

		29,846,032

Commercial Services & Supplies 1.4%
Brink’s Co. (The) (a)	38,549	2,492,193
Clean Harbors, Inc.*	38,776	1,913,596
Deluxe Corp.	35,257	1,355,279
Healthcare Services Group, Inc. (a)	56,021	2,250,924
Herman Miller, Inc.	45,201	1,367,330
HNI Corp.	33,206	1,176,488
MSA Safety, Inc. (a)	26,572	2,504,942
Pitney Bowes, Inc. (a)	142,843	844,202
Stericycle, Inc.* (a)	64,982	2,384,190

		16,289,144

Communications Equipment 1.4%
ARRIS International plc*	124,545	3,807,340
Ciena Corp.* (a)	108,336	3,673,674
InterDigital, Inc. (a)	25,795	1,713,562
Lumentum Holdings, Inc.* (a)	55,983	2,351,846
NetScout Systems, Inc.* (a)	53,283	1,259,077
Plantronics, Inc. (a)	25,048	829,089
ViaSat, Inc.* (a)	42,740	2,519,523

		16,154,111

10

Statement of Investments (Continued)

December 31, 2018

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction & Engineering 1.2%
AECOM* (a)	119,184	$3,158,376
Dycom Industries, Inc.* (a)	23,818	1,287,125
EMCOR Group, Inc. (a)	43,873	2,618,779
Granite Construction, Inc. (a)	35,751	1,440,050
KBR, Inc. (a)	106,891	1,622,605
MasTec, Inc.* (a)	48,533	1,968,499
Valmont Industries, Inc. (a)	16,829	1,867,178

		13,962,612

Construction Materials 0.2%
Eagle Materials, Inc.	35,748	2,181,700

Consumer Finance 0.4%
Navient Corp.	174,984	1,541,609
SLM Corp.* (a)	331,528	2,754,998

		4,296,607

Containers & Packaging 1.4%
AptarGroup, Inc. (a)	47,854	4,501,626
Bemis Co., Inc. (a)	69,304	3,181,053
Greif, Inc., Class A	19,861	737,042
Owens-Illinois, Inc.*	120,865	2,083,713
Silgan Holdings, Inc. (a)	58,826	1,389,470
Sonoco Products Co. (a)	75,848	4,029,804

		15,922,708

Distributors 0.4%
Pool Corp. (a)	30,673	4,559,541

Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.* (a)	44,788	2,119,368
Graham Holdings Co., Class B	3,304	2,116,476
Service Corp. International	137,940	5,553,464
Sotheby’s*	26,532	1,054,382
Weight Watchers International, Inc.* (a)	29,356	1,131,674

		11,975,364

Electric Utilities 1.5%
ALLETE, Inc.	39,065	2,977,534
Hawaiian Electric Industries, Inc. (a)	82,872	3,034,773
IDACORP, Inc. (a)	38,407	3,574,155
OGE Energy Corp. (a)	152,206	5,964,953
PNM Resources, Inc.	60,677	2,493,218

		18,044,633

Electrical Equipment 1.3%
Acuity Brands, Inc. (a)	30,526	3,508,964
EnerSys (a)	32,001	2,483,597
Hubbell, Inc. (a)	41,612	4,133,736
nVent Electric plc	124,396	2,793,934
Regal Beloit Corp.	33,013	2,312,561

		15,232,792

Electronic Equipment, Instruments & Components 3.9%
Arrow Electronics, Inc.*	66,390	4,577,590
Avnet, Inc.	84,775	3,060,378
Belden, Inc. (a)	30,704	1,282,506
Cognex Corp.	131,143	5,071,300
Coherent, Inc.* (a)	18,460	1,951,407

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Jabil, Inc.	109,485	$2,714,133
Littelfuse, Inc. (a)	19,153	3,284,356
National Instruments Corp.	85,820	3,894,512
SYNNEX Corp.	31,626	2,556,646
Tech Data Corp.*	28,432	2,326,022
Trimble, Inc.*	191,452	6,300,685
Vishay Intertechnology, Inc.	100,510	1,810,185
Zebra Technologies Corp., Class A*	41,013	6,530,500

		45,360,220

Energy Equipment & Services 1.1%
Apergy Corp.*	58,756	1,591,113
Core Laboratories NV (a)	33,602	2,004,695
Diamond Offshore Drilling, Inc.* (a)	48,967	462,249
Dril-Quip, Inc.* (a)	27,271	818,948
Ensco plc, Class A (a)	332,515	1,183,753
McDermott International, Inc.*	137,724	900,715
Oceaneering International, Inc.* (a)	74,823	905,358
Patterson-UTI Energy, Inc. (a)	165,643	1,714,405
Rowan Cos. plc, Class A* (a)	96,524	809,836
Transocean Ltd.*	384,438	2,668,000

		13,059,072

Entertainment 0.9%
Cinemark Holdings, Inc. (a)	80,768	2,891,495
Live Nation Entertainment, Inc.* (a)	105,320	5,187,010
World Wrestling Entertainment, Inc., Class A	32,949	2,461,949

		10,540,454

Equity Real Estate Investment Trusts (REITs) 8.9%
Alexander & Baldwin, Inc.*	51,646	949,253
American Campus Communities, Inc.	104,108	4,309,030
Camden Property Trust	70,952	6,247,324
CoreCivic, Inc.	90,077	1,606,073
CoreSite Realty Corp.	27,885	2,432,409
Corporate Office Properties Trust	82,928	1,743,976
Cousins Properties, Inc.	319,236	2,521,964
CyrusOne, Inc.	80,600	4,262,128
Douglas Emmett, Inc.	122,634	4,185,498
EPR Properties	56,484	3,616,671
First Industrial Realty Trust, Inc.	95,896	2,767,559
GEO Group, Inc. (The)	92,518	1,822,605
Healthcare Realty Trust, Inc.	95,357	2,711,953
Highwoods Properties, Inc.	78,786	3,048,230
Hospitality Properties Trust	125,358	2,993,549
JBG SMITH Properties	82,945	2,887,315
Kilroy Realty Corp.	76,754	4,826,292
Lamar Advertising Co., Class A	64,865	4,487,361
Liberty Property Trust	112,577	4,714,725
Life Storage, Inc.	35,527	3,303,656
Mack-Cali Realty Corp.	68,985	1,351,416
Medical Properties Trust, Inc.	277,917	4,468,905
National Retail Properties, Inc.	121,290	5,883,778
Omega Healthcare Investors, Inc.	152,979	5,377,212
Pebblebrook Hotel Trust	97,559	2,761,895
PotlatchDeltic Corp.	51,509	1,629,745
Rayonier, Inc.	98,588	2,729,902
Sabra Health Care REIT, Inc.	135,677	2,235,957
Senior Housing Properties Trust	180,810	2,119,093

11

Statement of Investments (Continued)

December 31, 2018

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Tanger Factory Outlet Centers, Inc.	71,928	$1,454,384
Taubman Centers, Inc.	46,337	2,107,870
Uniti Group, Inc.	136,295	2,122,113
Urban Edge Properties	86,625	1,439,707
Weingarten Realty Investors	90,659	2,249,250

		103,368,798

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc. (a)	27,903	3,575,490
Sprouts Farmers Market, Inc.* (a)	97,278	2,287,006

		5,862,496

Food Products 1.7%
Flowers Foods, Inc. (a)	139,629	2,578,948
Hain Celestial Group, Inc. (The)* (a)	67,917	1,077,163
Ingredion, Inc.	53,960	4,931,944
Lancaster Colony Corp. (a)	14,828	2,622,480
Post Holdings, Inc.* (a)	50,802	4,527,982
Sanderson Farms, Inc. (a)	15,268	1,515,960
Tootsie Roll Industries, Inc. (a)	14,361	479,657
TreeHouse Foods, Inc.* (a)	42,732	2,166,940

		19,901,074

Gas Utilities 2.4%
Atmos Energy Corp.	88,967	8,249,020
National Fuel Gas Co.	65,298	3,341,952
New Jersey Resources Corp. (a)	67,401	3,078,204
ONE Gas, Inc. (a)	39,899	3,175,960
Southwest Gas Holdings, Inc.	40,364	3,087,846
UGI Corp.	132,399	7,063,487

		27,996,469

Health Care Equipment & Supplies 4.5%
Avanos Medical, Inc.* (a)	35,975	1,611,320
Cantel Medical Corp. (a)	27,568	2,052,438
Globus Medical, Inc., Class A* (a)	57,953	2,508,206
Haemonetics Corp.*	39,271	3,929,064
Hill-Rom Holdings, Inc.	51,242	4,537,479
ICU Medical, Inc.* (a)	12,650	2,904,820
Inogen, Inc.* (a)	13,437	1,668,472
Integra LifeSciences Holdings Corp.* (a)	53,754	2,424,305
LivaNova plc*	37,115	3,394,909
Masimo Corp.*	37,155	3,989,332
NuVasive, Inc.* (a)	39,066	1,936,111
STERIS plc (a)	64,341	6,874,836
Teleflex, Inc.	35,032	9,055,071
West Pharmaceutical Services, Inc.	56,439	5,532,715

		52,419,078

Health Care Providers & Services 1.9%
Acadia Healthcare Co., Inc.* (a)	67,063	1,724,190
Chemed Corp.	12,223	3,462,531
Encompass Health Corp. (a)	75,400	4,652,180
HealthEquity, Inc. * (a)	41,338	2,465,812
MEDNAX, Inc.*	68,086	2,246,838
Molina Healthcare, Inc.*	47,532	5,524,169
Patterson Cos., Inc. (a)	62,696	1,232,603

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.*	63,012	$1,080,026

		22,388,349

Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.* (a)	132,653	1,278,775
Medidata Solutions, Inc.* (a)	46,615	3,142,783

		4,421,558

Hotels, Restaurants & Leisure 3.8%
Boyd Gaming Corp.	61,413	1,276,162
Brinker International, Inc. (a)	29,422	1,293,980
Cheesecake Factory, Inc. (The) (a)	32,032	1,393,712
Churchill Downs, Inc. (a)	9,067	2,211,804
Cracker Barrel Old Country Store, Inc. (a)	18,291	2,923,999
Domino’s Pizza, Inc. (a)	31,690	7,858,803
Dunkin’ Brands Group, Inc. (a)	62,904	4,033,405
Eldorado Resorts, Inc.*	49,353	1,787,072
International Speedway Corp., Class A	18,567	814,349
Jack in the Box, Inc. (a)	19,609	1,522,247
Marriott Vacations Worldwide Corp.	31,128	2,194,835
Papa John’s International, Inc. (a)	17,056	678,999
Penn National Gaming, Inc.* (a)	82,458	1,552,684
Scientific Games Corp.* (a)	41,674	745,131
Six Flags Entertainment Corp.	54,699	3,042,905
Texas Roadhouse, Inc. (a)	50,696	3,026,551
Wendy’s Co. (The) (a)	142,236	2,220,304
Wyndham Destinations, Inc. (a)	74,243	2,660,869
Wyndham Hotels & Resorts, Inc.	75,569	3,428,566

		44,666,377

Household Durables 1.5%
Helen of Troy Ltd.*	20,107	2,637,636
KB Home (a)	65,681	1,254,507
NVR, Inc.*	2,590	6,311,804
Tempur Sealy International, Inc.* (a)	34,862	1,443,287
Toll Brothers, Inc.	103,361	3,403,678
TRI Pointe Group, Inc.* (a)	108,358	1,184,353
Tupperware Brands Corp.	37,012	1,168,469

		17,403,734

Household Products 0.2%
Energizer Holdings, Inc. (a)	45,408	2,050,171

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	45,383	4,561,899

Insurance 5.0%
Alleghany Corp.	11,298	7,042,269
American Financial Group, Inc.	53,468	4,840,458
Aspen Insurance Holdings Ltd.	45,537	1,912,099
Brown & Brown, Inc.	178,673	4,924,228
CNO Financial Group, Inc.	125,023	1,860,342
First American Financial Corp.	83,261	3,716,771
Genworth Financial, Inc., Class A*	380,373	1,772,538
Hanover Insurance Group, Inc. (The)	32,315	3,773,423
Kemper Corp. (a)	46,236	3,069,146
Mercury General Corp. (a)	20,598	1,065,123
Old Republic International Corp.	216,836	4,460,316
Primerica, Inc. (a)	32,763	3,201,273

12

Statement of Investments (Continued)

December 31, 2018

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	47,796	$6,702,433
RenaissanceRe Holdings Ltd.	30,697	4,104,189
WR Berkley Corp. (a)	73,453	5,428,911

		57,873,519

Interactive Media & Services 0.3%
Cars.com, Inc.* (a)	48,092	1,033,978
Yelp, Inc.* (a)	58,456	2,045,375

		3,079,353

IT Services 2.5%
CACI International, Inc., Class A* (a)	18,923	2,725,480
CoreLogic, Inc.* (a)	61,494	2,055,129
Leidos Holdings, Inc.	114,325	6,027,214
LiveRamp Holdings, Inc.* (a)	51,849	2,002,927
MAXIMUS, Inc.	48,802	3,176,522
Perspecta, Inc.	108,281	1,864,599
Sabre Corp.	209,726	4,538,471
Science Applications International Corp. (a)	32,246	2,054,070
WEX, Inc.*	32,823	4,597,189

		29,041,601

Leisure Products 0.6%
Brunswick Corp.	65,885	3,060,358
Polaris Industries, Inc.	44,273	3,394,854

		6,455,212

Life Sciences Tools & Services 1.5%
Bio-Rad Laboratories, Inc., Class A*	15,341	3,562,487
Bio-Techne Corp. (a)	28,759	4,162,003
Charles River Laboratories International, Inc.*	36,668	4,150,084
PRA Health Sciences, Inc.* (a)	44,566	4,098,289
Syneos Health, Inc.* (a)	46,144	1,815,767

		17,788,630

Machinery 5.0%
AGCO Corp.	50,101	2,789,123
Crane Co.	38,486	2,777,919
Donaldson Co., Inc. (a)	97,438	4,227,835
Graco, Inc. (a)	126,986	5,314,364
IDEX Corp.	58,482	7,383,937
ITT, Inc. (a)	66,609	3,215,216
Kennametal, Inc. (a)	62,594	2,083,128
Lincoln Electric Holdings, Inc. (a)	49,094	3,871,062
Nordson Corp.	39,759	4,745,237
Oshkosh Corp.	54,755	3,357,029
Terex Corp. (a)	49,272	1,358,429
Timken Co. (The) (a)	52,721	1,967,548
Toro Co. (The) (a)	80,166	4,479,676
Trinity Industries, Inc. (a)	111,489	2,295,559
Wabtec Corp.	65,538	4,604,045
Woodward, Inc. (a)	42,374	3,147,964

		57,618,071

Marine 0.2%
Kirby Corp.* (a)	40,973	2,759,941

Common Stocks (continued)

	Shares	Value

Media 1.1%
AMC Networks, Inc., Class A* (a)	34,524	$1,894,677
Cable One, Inc. (a)	3,783	3,102,438
John Wiley & Sons, Inc., Class A	34,565	1,623,518
Meredith Corp. (a)	30,252	1,571,289
New York Times Co. (The), Class A (a)	107,206	2,389,622
TEGNA, Inc. (a)	164,355	1,786,539

		12,368,083

Metals & Mining 2.0%
Allegheny Technologies, Inc.* (a)	95,484	2,078,687
Carpenter Technology Corp. (a)	35,904	1,278,542
Commercial Metals Co.	89,662	1,436,385
Compass Minerals International, Inc. (a)	25,717	1,072,142
Reliance Steel & Aluminum Co.	53,643	3,817,772
Royal Gold, Inc. (a)	49,914	4,275,134
Steel Dynamics, Inc.	174,869	5,253,065
United States Steel Corp. (a)	134,638	2,455,797
Worthington Industries, Inc. (a)	30,691	1,069,274

		22,736,798

Multiline Retail 0.4%
Big Lots, Inc.	30,648	886,340
Dillard’s, Inc., Class A (a)	14,086	849,527
Ollie’s Bargain Outlet Holdings, Inc.* (a)	39,284	2,612,779

		4,348,646

Multi-Utilities 1.1%
Black Hills Corp.	41,109	2,580,823
MDU Resources Group, Inc. (a)	149,238	3,557,834
NorthWestern Corp. (a)	38,226	2,272,153
Vectren Corp.	63,312	4,557,198

		12,968,008

Oil, Gas & Consumable Fuels 2.5%
Callon Petroleum Co.* (a)	172,886	1,122,030
Chesapeake Energy Corp.* (a)	694,527	1,458,507
CNX Resources Corp.*	155,112	1,771,379
EQT Corp. (a)	193,855	3,661,921
Equitrans Midstream Corp.*	154,607	3,095,232
Matador Resources Co.* (a)	78,679	1,221,885
Murphy Oil Corp. (a)	123,578	2,890,489
Oasis Petroleum, Inc.* (a)	202,932	1,122,214
PBF Energy, Inc., Class A (a)	91,049	2,974,571
QEP Resources, Inc.* (a)	181,120	1,019,706
Range Resources Corp. (a)	157,297	1,505,332
SM Energy Co. (a)	78,724	1,218,648
Southwestern Energy Co.* (a)	445,421	1,518,886
World Fuel Services Corp.	51,571	1,104,135
WPX Energy, Inc.*	299,944	3,404,364

		29,089,299

Paper & Forest Products 0.3%
Domtar Corp. (a)	47,782	1,678,582
Louisiana-Pacific Corp.	107,509	2,388,850

		4,067,432

13

Statement of Investments (Continued)

December 31, 2018

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Personal Products 0.3%
Edgewell Personal Care Co.* (a)	41,013	$1,531,836
Nu Skin Enterprises, Inc., Class A	42,270	2,592,419

		4,124,255

Pharmaceuticals 0.5%
Catalent, Inc.* (a)	110,704	3,451,751
Mallinckrodt plc* (a)	63,303	1,000,187
Prestige Consumer Healthcare, Inc.* (a)	39,303	1,213,677

		5,665,615

Professional Services 1.0%
ASGN, Inc.* (a)	39,975	2,178,637
Dun & Bradstreet Corp. (The)	28,246	4,031,834
Insperity, Inc.	28,975	2,705,106
ManpowerGroup, Inc.	47,137	3,054,478

		11,970,055

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	34,654	4,387,197
Realogy Holdings Corp. (a)	89,984	1,320,965

		5,708,162

Road & Rail 1.6%
Avis Budget Group, Inc.*	49,532	1,113,479
Genesee & Wyoming, Inc., Class A* (a)	44,487	3,292,928
Knight-Swift Transportation Holdings, Inc. (a)	95,713	2,399,525
Landstar System, Inc. (a)	31,219	2,986,722
Old Dominion Freight Line, Inc.	49,835	6,154,124
Ryder System, Inc. (a)	40,337	1,942,227
Werner Enterprises, Inc. (a)	33,743	996,768

		18,885,773

Semiconductors & Semiconductor Equipment 3.0%
Cirrus Logic, Inc.* (a)	45,580	1,512,344
Cree, Inc.* (a)	78,154	3,343,037
Cypress Semiconductor Corp. (a)	275,906	3,509,524
First Solar, Inc.* (a)	57,326	2,433,775
Integrated Device Technology, Inc.*	98,267	4,759,071
MKS Instruments, Inc.	41,132	2,657,539
Monolithic Power Systems, Inc. (a)	29,738	3,457,043
Silicon Laboratories, Inc.* (a)	32,922	2,594,583
Synaptics, Inc.* (a)	26,393	982,084
Teradyne, Inc.	136,522	4,284,060
Universal Display Corp.	32,297	3,022,030
Versum Materials, Inc.	82,936	2,298,986

		34,854,076

Software 3.8%
ACI Worldwide, Inc.* (a)	88,369	2,445,170
Blackbaud, Inc. (a)	36,948	2,324,029
CDK Global, Inc.	98,338	4,708,424
CommVault Systems, Inc.*	29,611	1,749,714
Fair Isaac Corp.*	22,073	4,127,651
j2 Global, Inc. (a)	35,540	2,465,765
LogMeIn, Inc. (a)	38,963	3,178,212
Manhattan Associates, Inc.* (a)	49,959	2,116,763
PTC, Inc.*	81,402	6,748,226

Common Stocks (continued)

	Shares	Value

Software (continued)
Teradata Corp.* (a)	90,050	$3,454,318
Tyler Technologies, Inc.* (a)	29,588	5,498,042
Ultimate Software Group, Inc. (The)* (a)	23,807	5,829,620

		44,645,934

Specialty Retail 2.1%
Aaron’s, Inc.	52,554	2,209,896
American Eagle Outfitters, Inc.	128,131	2,476,772
AutoNation, Inc.* (a)	43,694	1,559,876
Bed Bath & Beyond, Inc. (a)	105,131	1,190,083
Dick’s Sporting Goods, Inc. (a)	56,197	1,753,346
Five Below, Inc.*	42,368	4,335,094
Michaels Cos., Inc. (The)* (a)	68,505	927,558
Murphy USA, Inc.* (a)	22,733	1,742,257
Sally Beauty Holdings, Inc.* (a)	91,273	1,556,205
Signet Jewelers Ltd.	39,437	1,252,913
Urban Outfitters, Inc.* (a)	57,447	1,907,240
Williams-Sonoma, Inc.	61,199	3,087,490

		23,998,730

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.* (a)	89,658	2,069,307

Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc. (a)	34,942	$2,851,966
Deckers Outdoor Corp.* (a)	22,202	2,840,746
Skechers U.S.A., Inc., Class A*	101,995	2,334,666

		8,027,378

Thrifts & Mortgage Finance 0.5%
LendingTree, Inc.* (a)	5,648	1,240,131
New York Community Bancorp, Inc. (a)	373,303	3,512,781
Washington Federal, Inc. (a)	62,133	1,659,573

		6,412,485

Trading Companies & Distributors 0.8%
GATX Corp. (a)	28,727	2,034,159
MSC Industrial Direct Co., Inc., Class A	34,583	2,660,124
NOW, Inc.* (a)	82,654	962,092
Watsco, Inc. (a)	24,476	3,405,591

		9,061,966

Water Utilities 0.4%
Aqua America, Inc. (a)	135,497	4,632,642

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	70,843	2,305,231

Total Common Stocks (cost $992,282,671)		1,127,648,615

14

Statement of Investments (Continued)

December 31, 2018

NVIT Mid Cap Index Fund (Continued)

Repurchase Agreements 18.5%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $18,502,984, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $18,869,898. (b)(c)	$18,499,900	$18,499,900
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $25,003,403, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $25,499,999. (b)(c)	25,000,000	25,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $19,298,352, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $19,681,039. (b)(c)	19,295,136	19,295,136
Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $55,008,862, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $56,109,042. (b)(c)	55,000,000	55,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $20,709,982, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $21,122,742. (b)(c)	20,700,000	20,700,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $35,017,150, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $35,709,136. (b)(c)	35,000,000	35,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $42,007,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $42,840,010. (b)(c)	$42,000,000	$42,000,000

Total Repurchase Agreements (cost $215,495,036)		215,495,036

Total Investments (cost $1,207,777,707) — 115.6%		1,343,143,651

Liabilities in excess of other assets — (15.6)%		(181,242,039)

NET ASSETS — 100.0%		$1,161,901,612

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $323,323,477, which was collateralized by cash used to purchase repurchase agreements with a total value of $215,495,036 and by $113,530,856 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $329,025,892.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $215,495,036.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

15

Statement of Investments (Continued)

December 31, 2018

NVIT Mid Cap Index Fund (Continued)

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P Midcap 400 E-Mini Index	211	3/2019	USD	35,072,420	(938,106)

					(938,106)

At December 31, 2018, the Fund had $1,789,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT Mid Cap Index Fund
Assets:
Investment securities, at value* (cost $992,282,671)	$1,127,648,615
Repurchase agreements, at value (cost $215,495,036)	215,495,036
Cash	33,032,121
Deposits with broker for futures contracts	1,789,000
Interest and dividends receivable	1,390,673
Security lending income receivable	51,900
Receivable for investments sold	283,519
Receivable for capital shares issued	379,187
Receivable for variation margin on futures contracts	352,250
Prepaid expenses	2,523

Total Assets	1,380,424,824

Liabilities:
Payable for investments purchased	1,196,878
Payable for capital shares redeemed	1,423,594
Payable upon return of securities loaned (Note 2)	215,495,036
Accrued expenses and other payables:
Investment advisory fees	208,704
Fund administration fees	61,220
Distribution fees	4,793
Administrative servicing fees	72,946
Accounting and transfer agent fees	761
Trustee fees	854
Custodian fees	17,457
Compliance program costs (Note 3)	1,337
Professional fees	20,957
Printing fees	9,865
Other	8,810

Total Liabilities	218,523,212

Net Assets	$1,161,901,612

Represented by:
Capital	$826,955,405
Total distributable earnings (loss)	334,946,207

Net Assets	$1,161,901,612

17

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Mid Cap Index Fund
Net Assets:
Class I Shares	$532,759,354
Class II Shares	21,725,560
Class Y Shares	607,416,698

Total	$1,161,901,612

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	25,705,440
Class II Shares	1,057,918
Class Y Shares	29,280,563

Total	56,043,921

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$20.73
Class II Shares	$20.54
Class Y Shares	$20.74

*	Includes value of securities on loan of $323,323,477 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2018

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$23,341,301
Income from securities lending (Note 2)	561,739
Interest income	372,815
Foreign tax withholding	(12,393)

Total Income	24,263,462

EXPENSES:
Investment advisory fees	2,999,936
Fund administration fees	449,348
Distribution fees Class II Shares	64,342
Administrative servicing fees Class I Shares	907,930
Administrative servicing fees Class II Shares	29,240
Professional fees	91,363
Printing fees	27,230
Trustee fees	43,145
Custodian fees	62,740
Accounting and transfer agent fees	2,961
Compliance program costs (Note 3)	5,858
Other	31,418

Total Expenses	4,715,511

NET INVESTMENT INCOME	19,547,951

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	213,153,080
Expiration or closing of futures contracts (Note 2)	(3,108,025)

Net realized gains	210,045,055

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(369,492,722)
Futures contracts (Note 2)	(1,070,487)

Net change in unrealized appreciation/depreciation	(370,563,209)

Net realized/unrealized losses	(160,518,154)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,970,203)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$19,547,951	$17,638,821
Net realized gains	210,045,055	126,999,431
Net change in unrealized appreciation/depreciation	(370,563,209)	92,941,327

Change in net assets resulting from operations	(140,970,203)	237,579,579

Distributions to Shareholders From:
Distributable earnings:
Class I	(64,075,998)	(39,679,700	)(a)
Class II	(2,710,352)	(1,746,585	)(a)
Class Y	(75,316,965)	(77,141,837	)(a)

Change in net assets from shareholder distributions	(142,103,315)	(118,568,122)

Change in net assets from capital transactions	(259,048,928)	93,620,246

Change in net assets	(542,122,446)	212,631,703

Net Assets:
Beginning of year	1,704,024,058	1,491,392,355

End of year	$1,161,901,612	$1,704,024,058	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$76,267,063	$90,659,717
Dividends reinvested	64,075,998	39,679,700
Cost of shares redeemed	(77,127,008)	(80,853,367)

Total Class I Shares	63,216,053	49,486,050

Class II Shares
Proceeds from shares issued	3,103,621	4,441,257
Dividends reinvested	2,710,352	1,746,585
Cost of shares redeemed	(5,178,430)	(5,109,080)

Total Class II Shares	635,543	1,078,762

Class Y Shares
Proceeds from shares issued	20,653,054	104,988,006
Dividends reinvested	75,316,965	77,141,837
Cost of shares redeemed	(418,870,543)	(139,074,409)

Total Class Y Shares	(322,900,524)	43,055,434

Change in net assets from capital transactions	$(259,048,928)	$93,620,246

20

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	3,022,882	3,598,778
Reinvested	2,559,407	1,657,084
Redeemed	(3,022,085)	(3,196,301)

Total Class I Shares	2,560,204	2,059,561

Class II Shares
Issued	119,792	176,931
Reinvested	109,015	73,791
Redeemed	(205,223)	(204,629)

Total Class II Shares	23,584	46,093

Class Y Shares
Issued	804,263	4,124,674
Reinvested	3,006,284	3,213,889
Redeemed	(15,807,626)	(5,503,719)

Total Class Y Shares	(11,997,079)	1,834,844

Total change in shares	(9,413,291)	3,940,498

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $6,133,249, $227,937 and $12,682,113 for Class I, Class II and Class Y, respectively and net realized gains of $33,546,451, $1,518,649 and $64,459,723 for Class I, Class II and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $1,791,319.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$26.02	0.33	(2.84)	(2.51)	(0.32)	(2.46)	(2.78)	$20.73	(11.38%	)	$532,759,354	0.40%	1.28%	0.40%	14.81%
Year Ended December 31, 2017	$24.24	0.26	3.38	3.64	(0.27)	(1.59)	(1.86)	$26.02	15.78%		$602,298,980	0.40%	1.01%	0.40%	20.12%
Year Ended December 31, 2016	$22.45	0.31	4.04	4.35	(0.28)	(2.28)	(2.56)	$24.24	20.29%		$511,054,118	0.40%	1.34%	0.40%	18.74%
Year Ended December 31, 2015	$25.09	0.28	(0.92)	(0.64)	(0.26)	(1.74)	(2.00)	$22.45	(2.53%	)	$409,272,000	0.40%	1.13%	0.40%	17.89%
Year Ended December 31, 2014	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%

Class II Shares
Year Ended December 31, 2018	$25.80	0.27	(2.80)	(2.53)	(0.27)	(2.46)	(2.73)	$20.54	(11.57%	)	$21,725,560	0.62%	1.06%	0.62%	14.81%
Year Ended December 31, 2017	$24.05	0.20	3.36	3.56	(0.22)	(1.59)	(1.81)	$25.80	15.57%		$26,690,581	0.60%	0.81%	0.60%	20.12%
Year Ended December 31, 2016	$22.31	0.26	4.00	4.26	(0.24)	(2.28)	(2.52)	$24.05	20.01%		$23,771,694	0.61%	1.13%	0.61%	18.74%
Year Ended December 31, 2015	$24.95	0.23	(0.92)	(0.69)	(0.21)	(1.74)	(1.95)	$22.31	(2.77%	)	$17,683,011	0.61%	0.91%	0.61%	17.89%
Year Ended December 31, 2014	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%

Class Y Shares
Year Ended December 31, 2018	$26.04	0.36	(2.84)	(2.48)	(0.36)	(2.46)	(2.82)	$20.74	(11.29%	)	$607,416,698	0.25%	1.38%	0.25%	14.81%
Year Ended December 31, 2017	$24.25	0.29	3.40	3.69	(0.31)	(1.59)	(1.90)	$26.04	15.97%		$1,075,034,497	0.25%	1.16%	0.25%	20.12%
Year Ended December 31, 2016	$22.45	0.34	4.05	4.39	(0.31)	(2.28)	(2.59)	$24.25	20.47%		$956,566,543	0.25%	1.48%	0.25%	18.74%
Year Ended December 31, 2015	$25.10	0.32	(0.93)	(0.61)	(0.30)	(1.74)	(2.04)	$22.45	(2.43%	)	$879,389,084	0.25%	1.27%	0.25%	17.89%
Year Ended December 31, 2014	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the

24

Notes to Financial Statements (Continued)

December 31, 2018

yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,127,648,615	$—	$—	$1,127,648,615
Repurchase Agreements	—	215,495,036	—	215,495,036
Total Assets	$1,127,648,615	$215,495,036	$—	$1,343,143,651
Liabilities:
Futures Contracts	$(938,106)	$—	$—	$ (938,106)
Total Liabilities	$(938,106)	$—	$—	$(938,106)
Total	$1,126,710,509	$215,495,036	$—	$1,342,205,545

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign

25

Notes to Financial Statements (Continued)

December 31, 2018

currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from

26

Notes to Financial Statements (Continued)

December 31, 2018

expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(938,106)
Total		$(938,106)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(3,108,025)
Total	$(3,108,025)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(1,070,487)
Total	$(1,070,487)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$23,729,543

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also

27

Notes to Financial Statements (Continued)

December 31, 2018

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $215,495,036, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other

28

Notes to Financial Statements (Continued)

December 31, 2018

disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

29

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$18,499,900	$—	$18,499,900	$(18,499,900)	$—
Citigroup Global Markets Ltd.	25,000,000	—	25,000,000	(25,000,000)	—
ML Pierce Fenner & Smith, Inc.	19,295,136	—	19,295,136	(19,295,136)	—
Natixis Financial Products LLC,	55,000,000	—	55,000,000	(55,000,000)	—
NatWest Markets Securities, Inc.	55,700,000	—	55,700,000	(55,700,000)	—
Pershing LLC	42,000,000	—	42,000,000	(42,000,000)	—
Total	$215,495,036	$—	$215,495,036	$(215,495,036)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

30

Notes to Financial Statements (Continued)

December 31, 2018

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each

31

Notes to Financial Statements (Continued)

December 31, 2018

class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.20%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer

32

Notes to Financial Statements (Continued)

December 31, 2018

and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $449,348 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $5,858.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.11% for Class I and Class II shares, respectively, for a total amount of $937,170.

Cross trades for the year ended December 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

33

Notes to Financial Statements (Continued)

December 31, 2018

Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $801,608. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $213,940,487 and sales of $606,117,140 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

34

Notes to Financial Statements (Continued)

December 31, 2018

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

35

Notes to Financial Statements (Continued)

December 31, 2018

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,730,252	$121,373,063	$142,103,315	$—	$142,103,315

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,795,406	$98,772,716	$118,568,122	$—	$118,568,122

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,136,144	$201,278,842	$209,414,986	$—	$125,531,221	$334,946,207

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

36

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,216,674,324	$283,512,894	$(157,981,673)	$125,531,221

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Mid Cap Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

38

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 58.48%.

The Fund designates $121,373,063, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

39

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

40

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

41

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

42

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

43

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

44

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

45

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

46

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

47

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

48

Annual Report

December 31, 2018

NVIT S&P 500 Index Fund

AR-SPX 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT S&P 500 Index Fund

For the annual period ended December 31, 2018, the NVIT S&P 500 Index Fund (Class IV) registered -4.64% versus -4.38% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Blend (consisting of 288 funds as of December 31, 2018), was -5.00% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the beginning of the first quarter of 2018, the low-volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and Information Technology names. However, as the quarter progressed, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. The annualized realized volatility of the S&P 500 was 19% in the quarter, meaningfully higher than the 6.6% witnessed in 2017. From a sector standpoint, Technology and Consumer Discretionary stocks outperformed, thanks to their impressive early quarter runs. Later in the quarter, negative headlines regarding FAANG* and Microsoft regulation, artificial intelligence, and Facebook’s usage of user data weighed on the sector. Although the quarter was plagued with volatility, the defensive sectors of Telecommunications and Consumer Staples were the worst-performing in the S&P 500.

Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management (ISM) manufacturing and non-manufacturing components accelerated. This supported the Federal Reserve’s (Fed) decision to increase interest rates in March and to revise its rate hike expectations higher for 2019. The combination of increased interest rate expectations, a strong economic backdrop, and technical issues regarding the deficit drove selling in U.S. Treasuries. The 10-year U.S. Treasury yield increased by 0.33% in the first quarter of 2018 to 2.75%. Additionally, the health of the U.S. economy also was apparent in strong corporate earnings results from the fourth quarter of 2017. The aggregate earnings surprise of S&P 500 constituents was 3.8% and aggregate earnings growth reached 14.18%, with particular strength in Energy and Materials.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic prints throughout the second quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure hit the Fed’s target rate of 2%, supporting its decision to raise rates in June, and signaling two additional hikes later in the year. On the earnings front, the aggregate earnings growth of S&P 500 constituents was 26.6%, based on Thomson Reuters Institutional Brokers’ Estimate System. Both of these factors were supportive for the S&P 500 and pushed volatility lower in the quarter. The average level of the CBOE Volatility Index (VIX) was 15.3 in the quarter, lower than the 17.4 experienced in the first quarter of 2018. From a sector standpoint, Energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the quarter and reached $77 a barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure in first-quarter 2018 earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans. Elsewhere, Financials underperformed all other sectors, led lower by shares of Diversified Financial Services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Fed’s

3

Fund Commentary (cont.)	NVIT S&P 500 Index Fund

Comprehensive Capital Analysis and Review of bank stress tests, and global protectionism.

In the third quarter of 2018, U.S. large-capitalization equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. The average level of the CBOE Volatility Index (VIX) in the third quarter was 12.9, lower than the level seen in both the first and second quarters. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive, and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. Survey indicators also signaled improvement, as U.S. consumer confidence increased to the highest level since 2000 and the ISM manufacturing and non-manufacturing indexes reached multi-year highs. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2.00% to 2.25%. Additionally, the Federal Open Market Committee (FOMC) removed its description of monetary policy as “accommodative.” The increase in benchmark rates and positive interpretation of growth, coupled with high levels of U.S. government debt issuance, pushed the yield on the 10-year U.S. Treasury up 20 basis points (bps) from the start of the quarter to 3.06% at the quarter’s end.

In the fourth quarter of 2018, 10 out of the 11 GICS** equity sectors moved lower. The Utilities sector, with 1.36%, was the only sector to advance, as lower interest rates and a flight to safety throughout the quarter benefited the traditionally defensive sector.

Conversely, the Energy sector, which registered -23.78%, trailed the market, as a decline in crude oil provided a headwind. West Texas Intermediate crude fell from $75.96 a barrel on October 3, 2018, to $45.41 a barrel by the end of the year. However, it was the Information Technology sector, which registered -17.34%, that deducted the most from the Index’s overall total return, as lowered corporate earnings guidance weighed on investor sentiment.

More broadly, concerns over Fed policy, Sino- American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the ISM Manufacturing Index fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter at 2.68%, which was 57 bps lower than intra-quarter highs.

Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in December, in the wake of the FOMC announcement. Though the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

The largest negative returns for the S&P 500 in 2018 came from these sectors: Energy, with -18.08%; Materials, with 14.70%; and Industrials, with -13.29%. However, Health Care, with 6.41%; Utilities, with 4.11%; and Information Technology, with 3.37%; contributed positively to overall return.

The Fund entered into financial futures contracts (“futures”) during the reporting period to gain exposure to the value of equities. These futures did not have any meaningful impact on Fund performance for the period.

Subadviser:

BlackRock Investment Management, LLC

4

Fund Commentary (cont.)	NVIT S&P 500 Index Fund

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*FAANG is an acronym for the market’s five most popular and best-performing tech stocks, namely Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

**Sector classifications for public companies are determined by the Global Industry Classification Standard (GICS), which is maintained by Standard & Poor’s Financial Services LLC (S&P) and MSCI Inc. (MSCI). S&P and MSCI assign each company to a sector, according to the definition of the company’s principal business activity. Nationwide Fund Distributors LLC is not affiliated with S&P or MSCI.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation†

Common Stocks	98.7%
Repurchase Agreements	10.5%
Futures††	0.0%
Liabilities in excess of other assets†††	(9.2)%
100.0%

Top Industries††††

Software	5.6%
Banks	5.1%
Pharmaceuticals	4.7%
Oil, Gas & Consumable Fuels	4.3%
IT Services	4.3%
Interactive Media & Services	4.2%
Technology Hardware, Storage & Peripherals	3.4%
Semiconductors & Semiconductor Equipment	3.4%
Internet & Direct Marketing Retail	3.2%
Health Care Equipment & Supplies	3.1%
Other Industries*	58.7%
100.0%

Top Holdings††††

Microsoft Corp.	3.4%
Apple, Inc.	3.1%
Amazon.com, Inc.	2.7%
Berkshire Hathaway, Inc., Class B	1.7%
Johnson & Johnson	1.5%
JPMorgan Chase & Co.	1.4%
Alphabet, Inc., Class C	1.4%
Facebook, Inc., Class A	1.4%
Alphabet, Inc., Class A	1.3%
Exxon Mobil Corp.	1.2%
Other Holdings*	80.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	(4.62)%	8.22%	10.45%	[2]
Class II	(4.87)%	7.95%	10.16%	[2]
Class IV	(4.64)%	8.19%	12.81%
Class Y	(4.54)%	8.30%	12.92%
S&P 500® Index	(4.38)%	8.49%	13.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.31%	0.24%
Class II	0.56%	0.49%
Class IV	0.26%	0.26%
Class Y	0.16%	0.16%

^

Current effective prospectus dated April 30, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	930.50	1.22	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(b)	1,000.00	928.90	2.43	0.50
	Hypothetical	(b)(c)	1,000.00	1,022.68	2.55	0.50
Class IV Shares	Actual	(b)	1,000.00	930.30	1.31	0.27
	Hypothetical	(b)(c)	1,000.00	1,023.84	1.38	0.27
Class Y Shares	Actual	(b)	1,000.00	930.70	0.83	0.17
	Hypothetical	(b)(c)	1,000.00	1,024.35	0.87	0.17

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

NVIT S&P 500 Index Fund

Common Stocks 98.7%

	Shares	Value

Aerospace & Defense 2.5%
Arconic, Inc.	60,751	$1,024,262
Boeing Co. (The)	75,827	24,454,208
General Dynamics Corp. (a)	39,969	6,283,526
Harris Corp.	16,724	2,251,887
Huntington Ingalls Industries, Inc.	6,165	1,173,261
L3 Technologies, Inc. (a)	11,185	1,942,387
Lockheed Martin Corp. (a)	35,528	9,302,652
Northrop Grumman Corp. (a)	24,928	6,104,867
Raytheon Co.	40,858	6,265,574
Textron, Inc. (a)	34,883	1,604,269
TransDigm Group, Inc.* (a)	6,967	2,369,198
United Technologies Corp.	116,523	12,407,369

		75,183,460

Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc. (a)	19,718	1,658,086
Expeditors International of Washington, Inc.	24,931	1,697,552
FedEx Corp. (a)	34,808	5,615,575
United Parcel Service, Inc., Class B (a)	99,815	9,734,957

		18,706,170

Airlines 0.4%
Alaska Air Group, Inc.	17,758	1,080,574
American Airlines Group, Inc. (a)	58,142	1,866,940
Delta Air Lines, Inc.	89,537	4,467,896
Southwest Airlines Co.	72,660	3,377,237
United Continental Holdings, Inc.* (a)	32,536	2,724,239

		13,516,886

Auto Components 0.1%
Aptiv plc	37,789	2,326,669
BorgWarner, Inc. (a)	29,903	1,038,830
Goodyear Tire & Rubber Co. (The)	34,204	698,104

		4,063,603

Automobiles 0.4%
Ford Motor Co. (a)	558,634	4,273,550
General Motors Co. (a)	188,458	6,303,920
Harley-Davidson, Inc. (a)	23,365	797,214

		11,374,684

Banks 5.6%
Bank of America Corp.	1,310,443	32,289,315
BB&T Corp. (a)	110,222	4,774,817
Citigroup, Inc.	350,631	18,253,850
Citizens Financial Group, Inc.	67,181	1,997,291
Comerica, Inc. (a)	23,216	1,594,707
Fifth Third Bancorp (a)	94,363	2,220,361
First Republic Bank	23,485	2,040,846
Huntington Bancshares, Inc. (a)	152,410	1,816,727
JPMorgan Chase & Co.	477,448	46,608,474
KeyCorp (a)	149,729	2,212,995
M&T Bank Corp.	20,152	2,884,356
People’s United Financial, Inc. (a)	54,192	781,991
PNC Financial Services Group, Inc. (The)	66,081	7,725,530
Regions Financial Corp. (a)	148,438	1,986,100
SunTrust Banks, Inc. (a)	64,506	3,253,683
SVB Financial Group* (a)	7,574	1,438,454

Common Stocks (continued)

	Shares	Value

Banks (continued)
US Bancorp (a)	217,939	$9,959,812
Wells Fargo & Co.	608,260	28,028,621
Zions Bancorp NA (a)	27,593	1,124,139

		170,992,069

Beverages 1.9%
Brown-Forman Corp., Class B (a)	24,172	1,150,104
Coca-Cola Co. (The)	550,018	26,043,352
Constellation Brands, Inc., Class A	23,979	3,856,303
Molson Coors Brewing Co., Class B (a)	26,815	1,505,930
Monster Beverage Corp.* (a)	57,162	2,813,514
PepsiCo, Inc.	202,667	22,390,650

		57,759,853

Biotechnology 2.6%
AbbVie, Inc.	215,969	19,910,182
Alexion Pharmaceuticals, Inc.*	32,031	3,118,538
Amgen, Inc.	91,489	17,810,164
Biogen, Inc.*	28,928	8,705,014
Celgene Corp.*	100,105	6,415,729
Gilead Sciences, Inc. (a)	185,732	11,617,537
Incyte Corp.*	24,958	1,587,079
Regeneron Pharmaceuticals, Inc.*	11,144	4,162,284
Vertex Pharmaceuticals, Inc.*	36,692	6,080,231

		79,406,758

Building Products 0.3%
Allegion plc	13,655	1,088,440
AO Smith Corp.	20,448	873,130
Fortune Brands Home & Security, Inc. (a)	20,270	770,057
Johnson Controls International plc	132,672	3,933,725
Masco Corp.	42,887	1,254,016

		7,919,368

Capital Markets 2.7%
Affiliated Managers Group, Inc. (a)	7,605	741,031
Ameriprise Financial, Inc.	20,111	2,098,985
Bank of New York Mellon Corp. (The) (a)	130,930	6,162,875
BlackRock, Inc. (a)	17,489	6,870,029
Cboe Global Markets, Inc.	15,914	1,556,867
Charles Schwab Corp. (The)	172,564	7,166,583
CME Group, Inc. (a)	51,368	9,663,348
E*TRADE Financial Corp.	36,958	1,621,717
Franklin Resources, Inc. (a)	42,727	1,267,283
Goldman Sachs Group, Inc. (The) (a)	49,668	8,297,039
Intercontinental Exchange, Inc.	81,613	6,147,907
Invesco Ltd.	58,926	986,421
Moody’s Corp.	23,828	3,336,873
Morgan Stanley (a)	187,699	7,442,265
MSCI, Inc. (a)	12,706	1,873,246
Nasdaq, Inc. (a)	16,596	1,353,736
Northern Trust Corp.	31,691	2,649,051
Raymond James Financial, Inc.	18,408	1,369,739
S&P Global, Inc. (a)	35,866	6,095,068
State Street Corp. (a)	54,492	3,436,811
T. Rowe Price Group, Inc. (a)	34,559	3,190,487

		83,327,361

10

Statement of Investments (Continued)

December 31, 2018

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals 2.1%
Air Products & Chemicals, Inc. (a)	31,520	$5,044,776
Albemarle Corp. (a)	15,435	1,189,575
Celanese Corp. (a)	19,183	1,725,894
CF Industries Holdings, Inc. (a)	33,403	1,453,365
DowDuPont, Inc.	329,397	17,616,152
Eastman Chemical Co.	19,905	1,455,255
Ecolab, Inc. (a)	36,498	5,377,980
FMC Corp. (a)	19,313	1,428,389
International Flavors & Fragrances, Inc. (a)	14,403	1,933,891
Linde plc	79,118	12,345,573
LyondellBasell Industries NV, Class A	45,436	3,778,458
Mosaic Co. (The)	50,428	1,473,002
PPG Industries, Inc. (a)	34,401	3,516,814
Sherwin-Williams Co. (The) (a)	11,829	4,654,238

		62,993,362

Commercial Services & Supplies 0.4%
Cintas Corp. (a)	12,431	2,088,284
Copart, Inc.*	29,567	1,412,711
Republic Services, Inc. (a)	31,025	2,236,592
Rollins, Inc. (a)	20,953	756,403
Waste Management, Inc.	56,135	4,995,454

		11,489,444

Communications Equipment 1.1%
Arista Networks, Inc.*	7,405	1,560,233
Cisco Systems, Inc.	645,510	27,969,948
F5 Networks, Inc.*	8,723	1,413,388
Juniper Networks, Inc.	48,650	1,309,172
Motorola Solutions, Inc.	23,479	2,701,024

		34,953,765

Construction & Engineering 0.1%
Fluor Corp. (a)	20,065	646,093
Jacobs Engineering Group, Inc. (a)	17,153	1,002,764
Quanta Services, Inc. (a)	21,708	653,411

		2,302,268

Construction Materials 0.1%
Martin Marietta Materials, Inc. (a)	9,064	1,557,830
Vulcan Materials Co. (a)	18,866	1,863,961

		3,421,791

Consumer Finance 0.6%
American Express Co. (a)	100,489	9,578,612
Capital One Financial Corp.	68,091	5,146,999
Discover Financial Services (a)	48,236	2,844,959
Synchrony Financial	94,937	2,227,222

		19,797,792

Containers & Packaging 0.3%
Avery Dennison Corp.	12,442	1,117,665
Ball Corp. (a)	48,946	2,250,537
International Paper Co. (a)	58,193	2,348,670
Packaging Corp. of America	13,553	1,131,133
Sealed Air Corp. (a)	22,467	782,750
Westrock Co.	36,308	1,370,990

		9,001,745

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co. (a)	20,869	$2,003,841
LKQ Corp.* (a)	44,593	1,058,192

		3,062,033

Diversified Consumer Services 0.0%†
H&R Block, Inc. (a)	29,858	757,497

Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B* (a)	279,311	57,029,720
Jefferies Financial Group, Inc. (a)	41,273	716,499

		57,746,219

Diversified Telecommunication Services 2.1%
AT&T, Inc.	1,044,942	29,822,645
CenturyLink, Inc. (a)	134,796	2,042,159
Verizon Communications, Inc. (a)	593,256	33,352,852

		65,217,656

Electric Utilities 2.0%
Alliant Energy Corp.	33,588	1,419,093
American Electric Power Co., Inc. (a)	70,798	5,291,443
Duke Energy Corp. (a)	102,352	8,832,978
Edison International	46,370	2,632,425
Entergy Corp.	25,740	2,215,442
Evergy, Inc.	37,826	2,147,382
Eversource Energy (a)	45,497	2,959,125
Exelon Corp.	138,839	6,261,639
FirstEnergy Corp. (a)	69,759	2,619,450
NextEra Energy, Inc. (a)	68,621	11,927,702
PG&E Corp.*	73,706	1,750,517
Pinnacle West Capital Corp. (a)	16,060	1,368,312
PPL Corp.	103,403	2,929,407
Southern Co. (The)	147,723	6,487,994
Xcel Energy, Inc. (a)	73,801	3,636,175

		62,479,084

Electrical Equipment 0.5%
AMETEK, Inc.	33,326	2,256,170
Eaton Corp. plc	62,226	4,272,437
Emerson Electric Co. (a)	89,445	5,344,339
Rockwell Automation, Inc.	17,483	2,630,842

		14,503,788

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A (a)	43,263	3,505,168
Corning, Inc.	115,284	3,482,730
FLIR Systems, Inc. (a)	19,910	866,881
IPG Photonics Corp.* (a)	5,126	580,725
Keysight Technologies, Inc.*	26,677	1,656,108
TE Connectivity Ltd.	49,251	3,724,853

		13,816,465

Energy Equipment & Services 0.5%
Baker Hughes a GE Co. (a)	72,349	1,555,503
Halliburton Co. (a)	125,022	3,323,085
Helmerich & Payne, Inc.	15,540	744,988
National Oilwell Varco, Inc. (a)	54,356	1,396,949
Schlumberger Ltd.	198,824	7,173,570
TechnipFMC plc	60,805	1,190,562

		15,384,657

11

Statement of Investments (Continued)

December 31, 2018

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 2.0%
Activision Blizzard, Inc.	109,555	$5,101,976
Electronic Arts, Inc.*	43,383	3,423,353
Netflix, Inc.*	62,611	16,758,460
Take-Two Interactive Software, Inc.* (a)	16,325	1,680,496
Twenty-First Century Fox, Inc., Class A	151,755	7,302,451
Twenty-First Century Fox, Inc., Class B	69,935	3,341,494
Viacom, Inc., Class B	50,302	1,292,761
Walt Disney Co. (The)	213,737	23,436,262

		62,337,253

Equity Real Estate Investment Trusts (REITs) 2.9%
Alexandria Real Estate Equities, Inc.	15,438	1,779,075
American Tower Corp.	63,243	10,004,410
Apartment Investment & Management Co., Class A	22,619	992,522
AvalonBay Communities, Inc.	19,845	3,454,022
Boston Properties, Inc.	21,977	2,473,511
Crown Castle International Corp.	59,562	6,470,220
Digital Realty Trust, Inc.	29,394	3,131,931
Duke Realty Corp.	51,417	1,331,700
Equinix, Inc.	11,542	4,069,248
Equity Residential	52,899	3,491,863
Essex Property Trust, Inc.	9,473	2,322,874
Extra Space Storage, Inc.	17,895	1,619,140
Federal Realty Investment Trust	10,395	1,227,026
HCP, Inc.	68,555	1,914,741
Host Hotels & Resorts, Inc.	105,484	1,758,418
Iron Mountain, Inc.	40,228	1,303,789
Kimco Realty Corp.	59,972	878,590
Macerich Co. (The)	15,369	665,170
Mid-America Apartment Communities, Inc.	16,162	1,546,703
Prologis, Inc.	90,385	5,307,407
Public Storage	21,385	4,328,538
Realty Income Corp.	42,371	2,671,068
Regency Centers Corp.	24,301	1,425,983
SBA Communications Corp.*	16,270	2,633,950
Simon Property Group, Inc.	44,407	7,459,932
SL Green Realty Corp.	12,321	974,345
UDR, Inc.	39,561	1,567,407
Ventas, Inc.	50,729	2,972,212
Vornado Realty Trust	24,633	1,527,985
Welltower, Inc.	53,933	3,743,490
Weyerhaeuser Co.	108,044	2,361,842

		87,409,112

Food & Staples Retailing 1.5%
Costco Wholesale Corp. (a)	62,916	12,816,618
Kroger Co. (The) (a)	114,573	3,150,757
Sysco Corp. (a)	68,659	4,302,173
Walgreens Boots Alliance, Inc.	115,423	7,886,854
Walmart, Inc.	204,245	19,025,422

		47,181,824

Food Products 1.1%
Archer-Daniels-Midland Co. (a)	80,495	3,297,880
Campbell Soup Co. (a)	27,038	891,983
Conagra Brands, Inc. (a)	69,722	1,489,262
General Mills, Inc.	85,604	3,333,420
Hershey Co. (The) (a)	20,047	2,148,637

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Hormel Foods Corp. (a)	39,186	$1,672,458
JM Smucker Co. (The) (a)	16,134	1,508,368
Kellogg Co.	36,371	2,073,511
Kraft Heinz Co. (The) (a)	89,291	3,843,085
Lamb Weston Holdings, Inc.	20,893	1,536,889
McCormick & Co., Inc. (Non-Voting) (a)	17,483	2,434,333
Mondelez International, Inc., Class A	208,725	8,355,262
Tyson Foods, Inc., Class A	41,900	2,237,460

		34,822,548

Health Care Equipment & Supplies 3.4%
Abbott Laboratories (a)	252,166	18,239,167
ABIOMED, Inc.* (a)	6,467	2,102,034
Align Technology, Inc.* (a)	10,392	2,176,397
Baxter International, Inc.	70,716	4,654,527
Becton Dickinson and Co.	38,515	8,678,200
Boston Scientific Corp.*	198,680	7,021,351
Cooper Cos., Inc. (The)	6,976	1,775,392
Danaher Corp. (a)	88,557	9,131,998
DENTSPLY SIRONA, Inc.	31,645	1,177,510
Edwards Lifesciences Corp.*	30,014	4,597,244
Hologic, Inc.*	38,708	1,590,899
IDEXX Laboratories, Inc.* (a)	12,397	2,306,090
Intuitive Surgical, Inc.*	16,396	7,852,372
Medtronic plc	192,828	17,539,635
ResMed, Inc.	20,231	2,303,704
Stryker Corp. (a)	44,591	6,989,639
Varian Medical Systems, Inc.*	12,962	1,468,724
Zimmer Biomet Holdings, Inc.	29,012	3,009,125

		102,614,008

Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	22,786	1,695,278
Anthem, Inc. (a)	37,135	9,752,765
Cardinal Health, Inc. (a)	42,777	1,907,854
Centene Corp.*	29,484	3,399,505
Cigna Corp. (a)	54,479	10,346,652
CVS Health Corp.	185,672	12,165,230
DaVita, Inc.*	18,193	936,212
HCA Healthcare, Inc.	38,415	4,780,747
Henry Schein, Inc.* (a)	21,983	1,726,105
Humana, Inc. (a)	19,656	5,631,051
Laboratory Corp. of America Holdings*	14,296	1,806,443
McKesson Corp.	28,051	3,098,794
Quest Diagnostics, Inc. (a)	19,416	1,616,770
UnitedHealth Group, Inc.	138,125	34,409,700
Universal Health Services, Inc., Class B (a)	12,252	1,428,093
WellCare Health Plans, Inc.* (a)	7,178	1,694,654

		96,395,853

Health Care Technology 0.1%
Cerner Corp.* (a)	47,306	2,480,727

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	57,394	2,829,524
Chipotle Mexican Grill, Inc.* (a)	3,488	1,506,084
Darden Restaurants, Inc.	17,819	1,779,405
Hilton Worldwide Holdings, Inc. (a)	42,330	3,039,294
Marriott International, Inc., Class A	40,652	4,413,181

12

Statement of Investments (Continued)

December 31, 2018

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp. (a)	110,684	$19,654,158
MGM Resorts International (a)	71,457	1,733,547
Norwegian Cruise Line Holdings Ltd.*	31,583	1,338,803
Royal Caribbean Cruises Ltd.	24,484	2,394,290
Starbucks Corp.	178,120	11,470,928
Wynn Resorts Ltd.	14,024	1,387,114
Yum! Brands, Inc.	44,839	4,121,601

		55,667,929

Household Durables 0.3%
DR Horton, Inc.	48,732	1,689,051
Garmin Ltd.	17,330	1,097,336
Leggett & Platt, Inc. (a)	18,641	668,093
Lennar Corp., Class A	41,841	1,638,075
Mohawk Industries, Inc.* (a)	9,007	1,053,459
Newell Brands, Inc.	62,347	1,159,031
PulteGroup, Inc. (a)	36,750	955,133
Whirlpool Corp.	9,205	983,738

		9,243,916

Household Products 1.7%
Church & Dwight Co., Inc. (a)	34,925	2,296,668
Clorox Co. (The) (a)	18,230	2,809,972
Colgate-Palmolive Co. (a)	124,526	7,411,787
Kimberly-Clark Corp.	49,481	5,637,865
Procter & Gamble Co. (The)	357,705	32,880,244

		51,036,536

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	93,422	1,350,882
NRG Energy, Inc.	41,627	1,648,429

		2,999,311

Industrial Conglomerates 1.4%
3M Co.	83,488	15,907,804
General Electric Co.	1,248,836	9,453,689
Honeywell International, Inc.	106,287	14,042,638
Roper Technologies, Inc. (a)	14,850	3,957,822

		43,361,953

Insurance 2.3%
Aflac, Inc. (a)	109,275	4,978,569
Allstate Corp. (The)	49,277	4,071,759
American International Group, Inc. (a)	126,446	4,983,237
Aon plc	34,535	5,020,008
Arthur J Gallagher & Co. (a)	26,368	1,943,322
Assurant, Inc.	7,478	668,832
Brighthouse Financial, Inc.* (a)	17,180	523,646
Chubb Ltd.	65,932	8,517,096
Cincinnati Financial Corp. (a)	21,674	1,678,001
Everest Re Group Ltd.	5,815	1,266,274
Hartford Financial Services Group, Inc. (The) (a)	51,011	2,267,439
Lincoln National Corp.	30,391	1,559,362
Loews Corp.	39,882	1,815,429
Marsh & McLennan Cos., Inc. (a)	72,320	5,767,520
MetLife, Inc.	141,588	5,813,603
Principal Financial Group, Inc. (a)	37,327	1,648,734
Progressive Corp. (The)	83,719	5,050,767
Prudential Financial, Inc.	59,349	4,839,911

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Torchmark Corp. (a)	14,756	$1,099,765
Travelers Cos., Inc. (The) (a)	38,097	4,562,116
Unum Group (a)	31,127	914,511
Willis Towers Watson plc	18,575	2,820,799

		71,810,700

Interactive Media & Services 4.6%
Alphabet, Inc., Class A*	42,925	44,854,908
Alphabet, Inc., Class C*	44,173	45,746,001
Facebook, Inc., Class A*	344,935	45,217,529
TripAdvisor, Inc.*	14,559	785,312
Twitter, Inc.* (a)	103,832	2,984,132

		139,587,882

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.*	58,971	88,572,673
Booking Holdings, Inc.*	6,652	11,457,538
eBay, Inc.*	129,944	3,647,528
Expedia Group, Inc. (a)	16,920	1,906,038

		105,583,777

IT Services 4.7%
Accenture plc, Class A	91,522	12,905,517
Akamai Technologies, Inc.*	23,384	1,428,295
Alliance Data Systems Corp. (a)	6,725	1,009,288
Automatic Data Processing, Inc.	62,848	8,240,630
Broadridge Financial Solutions, Inc.	16,460	1,584,275
Cognizant Technology Solutions Corp., Class A	83,134	5,277,346
DXC Technology Co.	40,016	2,127,651
Fidelity National Information Services, Inc. (a)	46,799	4,799,238
Fiserv, Inc.*	57,211	4,204,436
FleetCor Technologies, Inc.* (a)	12,661	2,351,401
Gartner, Inc.* (a)	13,008	1,662,943
Global Payments, Inc.	22,716	2,342,701
International Business Machines Corp.	130,481	14,831,775
Jack Henry & Associates, Inc. (a)	10,979	1,389,063
Mastercard, Inc., Class A	130,457	24,610,713
Paychex, Inc. (a)	45,443	2,960,611
PayPal Holdings, Inc.*	169,183	14,226,599
Total System Services, Inc.	24,070	1,956,650
VeriSign, Inc.* (a)	15,388	2,281,887
Visa, Inc., Class A (a)	252,297	33,288,066
Western Union Co. (The)	63,654	1,085,937

		144,565,022

Leisure Products 0.1%
Hasbro, Inc. (a)	16,710	1,357,688
Mattel, Inc.* (a)	48,700	486,513

		1,844,201

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	45,368	3,060,525
Illumina, Inc.*	21,106	6,330,323
IQVIA Holdings, Inc.* (a)	22,748	2,642,635
Mettler-Toledo International, Inc.* (a)	3,616	2,045,137
PerkinElmer, Inc. (a)	15,689	1,232,371
Thermo Fisher Scientific, Inc.	57,800	12,935,062
Waters Corp.* (a)	10,831	2,043,268

		30,289,321

13

Statement of Investments (Continued)

December 31, 2018

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 1.5%
Caterpillar, Inc. (a)	84,586	$10,748,343
Cummins, Inc.	21,313	2,848,269
Deere & Co.	46,185	6,889,417
Dover Corp.	20,994	1,489,524
Flowserve Corp. (a)	18,623	708,047
Fortive Corp. (a)	42,195	2,854,914
Illinois Tool Works, Inc.	43,910	5,562,958
Ingersoll-Rand plc	35,270	3,217,682
PACCAR, Inc. (a)	50,170	2,866,714
Parker-Hannifin Corp. (a)	19,002	2,833,958
Pentair plc	22,754	859,646
Snap-on, Inc. (a)	8,115	1,179,028
Stanley Black & Decker, Inc.	21,777	2,607,578
Xylem, Inc. (a)	25,564	1,705,630

		46,371,708

Media 1.3%
CBS Corp. (Non-Voting), Class B	48,342	2,113,512
Charter Communications, Inc., Class A* (a)	25,308	7,212,021
Comcast Corp., Class A (a)	651,841	22,195,186
Discovery, Inc., Class A* (a)	22,585	558,753
Discovery, Inc., Class C*	51,722	1,193,744
DISH Network Corp., Class A* (a)	32,856	820,414
Interpublic Group of Cos., Inc. (The) (a)	54,416	1,122,602
News Corp., Class A	56,715	643,715
News Corp., Class B (a)	16,457	190,079
Omnicom Group, Inc. (a)	31,933	2,338,773

		38,388,799

Metals & Mining 0.2%
Freeport-McMoRan, Inc. (a)	205,363	2,117,292
Newmont Mining Corp. (a)	76,503	2,650,829
Nucor Corp. (a)	44,849	2,323,627

		7,091,748

Multiline Retail 0.5%
Dollar General Corp. (a)	37,757	4,080,777
Dollar Tree, Inc.* (a)	33,936	3,065,099
Kohl’s Corp. (a)	23,983	1,591,032
Macy’s, Inc.	43,446	1,293,822
Nordstrom, Inc. (a)	16,179	754,103
Target Corp. (a)	74,912	4,950,934

		15,735,767

Multi-Utilities 1.1%
Ameren Corp. (a)	35,075	2,287,942
CenterPoint Energy, Inc. (a)	71,959	2,031,403
CMS Energy Corp. (a)	40,598	2,015,691
Consolidated Edison, Inc. (a)	44,720	3,419,291
Dominion Energy, Inc. (a)	94,253	6,735,319
DTE Energy Co.	26,120	2,881,036
NiSource, Inc. (a)	52,069	1,319,949
Public Service Enterprise Group, Inc.	72,570	3,777,268
SCANA Corp. (a)	20,456	977,388
Sempra Energy (a)	39,291	4,250,893
WEC Energy Group, Inc. (a)	45,302	3,137,617

		32,833,797

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp. (a)	72,880	$3,195,059
Apache Corp. (a)	54,395	1,427,869
Cabot Oil & Gas Corp. (a)	61,731	1,379,688
Chevron Corp.	274,340	29,845,449
Cimarex Energy Co. (a)	13,767	848,736
Concho Resources, Inc.* (a)	28,484	2,927,870
ConocoPhillips (a)	165,393	10,312,254
Devon Energy Corp.	67,222	1,515,184
Diamondback Energy, Inc.	22,145	2,052,842
EOG Resources, Inc. (a)	83,260	7,261,105
Exxon Mobil Corp.	607,871	41,450,723
Hess Corp. (a)	35,619	1,442,570
HollyFrontier Corp.	23,068	1,179,236
Kinder Morgan, Inc. (a)	272,511	4,191,219
Marathon Oil Corp.	119,351	1,711,493
Marathon Petroleum Corp.	99,190	5,853,202
Newfield Exploration Co.*	28,247	414,101
Noble Energy, Inc. (a)	69,090	1,296,128
Occidental Petroleum Corp. (a)	108,403	6,653,776
ONEOK, Inc.	59,061	3,186,341
Phillips 66 (a)	60,789	5,236,972
Pioneer Natural Resources Co.	24,324	3,199,092
Valero Energy Corp.	60,829	4,560,350
Williams Cos., Inc. (The) (a)	173,804	3,832,378

		144,973,637

Personal Products 0.1%
Coty, Inc., Class A (a)	64,113	420,582
Estee Lauder Cos., Inc. (The), Class A	31,572	4,107,517

		4,528,099

Pharmaceuticals 5.2%
Allergan plc	45,412	6,069,768
Bristol-Myers Squibb Co.	234,344	12,181,201
Eli Lilly & Co.	135,362	15,664,091
Johnson & Johnson (a)	385,066	49,692,767
Merck & Co., Inc.	373,350	28,527,673
Mylan NV*	73,570	2,015,818
Nektar Therapeutics* (a)	24,736	813,072
Perrigo Co. plc (a)	17,894	693,393
Pfizer, Inc.	829,935	36,226,663
Zoetis, Inc. (a)	68,981	5,900,635

		157,785,081

Professional Services 0.3%
Equifax, Inc.	17,137	1,595,969
IHS Markit Ltd.*	51,499	2,470,407
Nielsen Holdings plc	51,092	1,191,976
Robert Half International, Inc. (a)	17,427	996,825
Verisk Analytics, Inc.* (a)	23,635	2,577,160

		8,832,337

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	45,324	1,814,773

Road & Rail 1.0%
CSX Corp.	115,176	7,155,885
JB Hunt Transport Services, Inc.	12,411	1,154,719
Kansas City Southern (a)	14,540	1,387,843
Norfolk Southern Corp.	39,102	5,847,313

14

Statement of Investments (Continued)

December 31, 2018

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail (continued)
Union Pacific Corp.	105,785	$14,622,661

		30,168,421

Semiconductors & Semiconductor Equipment 3.7%
Advanced Micro Devices, Inc. * (a)	126,272	2,330,981
Analog Devices, Inc.	52,897	4,540,150
Applied Materials, Inc.	141,133	4,620,694
Broadcom, Inc.	59,361	15,094,315
Intel Corp.	655,279	30,752,243
KLA-Tencor Corp.	22,247	1,990,884
Lam Research Corp.	22,374	3,046,668
Maxim Integrated Products, Inc. (a)	39,623	2,014,830
Microchip Technology, Inc. (a)	33,957	2,442,187
Micron Technology, Inc. *	160,818	5,102,755
NVIDIA Corp.	87,581	11,692,064
Qorvo, Inc. * (a)	18,053	1,096,359
QUALCOMM, Inc.	174,037	9,904,446
Skyworks Solutions, Inc. (a)	25,671	1,720,470
Texas Instruments, Inc.	137,910	13,032,495
Xilinx, Inc.	36,167	3,080,343

		112,461,884

Software 6.1%
Adobe, Inc. *	70,084	15,855,804
ANSYS, Inc. *	11,991	1,713,994
Autodesk, Inc. *	31,444	4,044,013
Cadence Design Systems, Inc. *	40,109	1,743,939
Citrix Systems, Inc. (a)	18,342	1,879,321
Fortinet, Inc. *	20,455	1,440,646
Intuit, Inc. (a)	37,263	7,335,222
Microsoft Corp.	1,109,683	112,710,502
Oracle Corp.	365,854	16,518,308
Red Hat, Inc. *	25,358	4,453,879
salesforce.com, Inc. *	109,835	15,044,100
Symantec Corp. (a)	91,729	1,733,219
Synopsys, Inc. *	21,311	1,795,239

		186,268,186

Specialty Retail 2.3%
Advance Auto Parts, Inc.	10,466	1,647,976
AutoZone, Inc. * (a)	3,620	3,034,791
Best Buy Co., Inc.	33,614	1,780,197
CarMax, Inc. * (a)	25,346	1,589,955
Foot Locker, Inc. (a)	16,570	881,524
Gap, Inc. (The) (a)	31,261	805,283
Home Depot, Inc. (The) (a)	162,173	27,864,565
L Brands, Inc. (a)	32,493	834,095
Lowe’s Cos., Inc.	115,424	10,660,561
O’Reilly Automotive, Inc. *	11,466	3,948,088
Ross Stores, Inc. (a)	53,441	4,446,291
Tiffany & Co. (a)	15,626	1,258,049
TJX Cos., Inc. (The)	177,679	7,949,359
Tractor Supply Co.	17,419	1,453,441
Ulta Beauty, Inc. * (a)	8,081	1,978,552

		70,132,727

Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	647,257	102,098,319
Hewlett Packard Enterprise Co.	204,308	2,698,909
HP, Inc.	227,195	4,648,410

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc. (a)	36,165	$2,157,965
Seagate Technology plc	37,483	1,446,469
Western Digital Corp.	41,788	1,544,902
Xerox Corp. (a)	30,800	608,608

		115,203,582

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc. (a)	52,248	654,668
Michael Kors Holdings Ltd. *	21,252	805,876
NIKE, Inc., Class B (a)	182,781	13,551,383
PVH Corp.	10,918	1,014,828
Ralph Lauren Corp.	7,942	821,679
Tapestry, Inc.	41,312	1,394,280
Under Armour, Inc., Class A * (a)	26,687	471,559
Under Armour, Inc., Class C *	26,457	427,810
VF Corp.	46,717	3,332,791

		22,474,874

Tobacco 0.9%
Altria Group, Inc.	269,785	13,324,681
Philip Morris International, Inc.	223,192	14,900,298

		28,224,979

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	41,054	2,146,714
United Rentals, Inc. * (a)	11,777	1,207,496
WW Grainger, Inc.	6,521	1,841,269

		5,195,479

Water Utilities 0.1%
American Water Works Co., Inc. (a)	25,930	2,353,666

Total Common Stocks (cost $1,668,561,487)		3,019,249,195

Repurchase Agreements 10.5%

	Principal Amount

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $25,003,403, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $25,499,999. (b)(c)	$25,000,000	25,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,965,003, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $11,182,438. (b)(c)	10,963,175	10,963,175

15

Statement of Investments (Continued)

December 31, 2018

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $160,025,778, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $163,226,304. (b)(c)	$160,000,000	$160,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $17,008,198, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $17,347,179. (b)(c)	17,000,000	17,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $46,022,540, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $46,932,007. (b)(c)	46,000,000	46,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $62,010,334, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $63,240,015. (b)(c)	62,000,000	62,000,000

Total Repurchase Agreements (cost $320,963,175)		320,963,175

Value

Total Investments (cost $1,989,524,662) — 109.2%	$3,340,212,370

Liabilities in excess of other assets — (9.2)%	(280,765,533)

NET ASSETS — 100.0%	$3,059,446,837

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $395,744,435, which was collateralized by cash used to purchase repurchase agreements with a total value of $320,963,175 and by $80,868,642 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 1/3/2019 - 2/15/2048, a total value of $401,831,817.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $320,963,175.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.
†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
S&P 500 E-Mini Index	331	3/2019	USD	41,461,060	(979,308)

					(979,308)

At December 31, 2018, the Fund had $2,079,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $1,668,561,487)	$3,019,249,195
Repurchase agreements, at value (cost $320,963,175)	320,963,175
Cash	37,544,422
Deposits with broker for futures contracts	2,079,000
Interest and dividends receivable	3,569,276
Security lending income receivable	27,709
Receivable for investments sold	912,153
Receivable for capital shares issued	330,618
Receivable for variation margin on futures contracts	323,299
Prepaid expenses	5,305

Total Assets	3,385,004,152

Liabilities:
Payable for investments purchased	2,040,929
Payable for capital shares redeemed	1,801,409
Payable upon return of securities loaned (Note 2)	320,963,175
Accrued expenses and other payables:
Investment advisory fees	304,046
Fund administration fees	134,634
Distribution fees	141,614
Administrative servicing fees	52,418
Accounting and transfer agent fees	1,064
Trustee fees	1,946
Custodian fees	28,001
Compliance program costs (Note 3)	3,446
Professional fees	25,402
Printing fees	6,455
Other	52,776

Total Liabilities	325,557,315

Net Assets	$3,059,446,837

Represented by:
Capital	$1,582,920,554
Total distributable earnings (loss)	1,476,526,283

Net Assets	$3,059,446,837

17

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT S&P 500 Index Fund
Net Assets:
Class I Shares	$214,388,337
Class II Shares	648,796,869
Class IV Shares	164,483,964
Class Y Shares	2,031,777,667

Total	$3,059,446,837

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,459,794
Class II Shares	40,936,636
Class IV Shares	10,305,843
Class Y Shares	127,374,276

Total	192,076,549

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.93
Class II Shares	$15.85
Class IV Shares	$15.96
Class Y Shares	$15.95

*	Includes value of securities on loan of $395,744,435 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2018

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$76,721,241
Interest income	612,504
Income from securities lending (Note 2)	261,561

Total Income	77,595,306

EXPENSES:
Investment advisory fees	3,868,526
Fund administration fees	978,684
Distribution fees Class II Shares	1,702,166
Administrative servicing fees Class I Shares	322,300
Administrative servicing fees Class II Shares	1,021,304
Administrative servicing fees Class IV Shares	186,278
Professional fees	183,011
Printing fees	25,542
Trustee fees	103,526
Custodian fees	131,011
Accounting and transfer agent fees	4,050
Compliance program costs (Note 3)	13,986
Other	400,084

Total expenses before fees waived	8,940,468

Administrative servicing fees waived — Class I (Note 3)	(150,406)
Administrative servicing fees waived — Class II (Note 3)	(476,605)

Net Expenses	8,313,457

NET INVESTMENT INCOME	69,281,849

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	162,720,404
Expiration or closing of futures contracts (Note 2)	(1,158,526)

Net realized gains	161,561,878

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(361,485,516)
Futures contracts (Note 2)	(1,021,567)

Net change in unrealized appreciation/depreciation	(362,507,083)

Net realized/unrealized losses	(200,945,205)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(131,663,356)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$69,281,849	$59,223,282
Net realized gains	161,561,878	113,774,604
Net change in unrealized appreciation/depreciation	(362,507,083)	480,746,654

Change in net assets resulting from operations	(131,663,356)	653,744,540

Distributions to Shareholders From:
Distributable earnings:
Class I	(11,100,055)	(6,951,473	)(a)
Class II	(33,009,846)	(23,154,626	)(a)
Class IV	(8,944,660)	(7,408,233	)(a)
Class Y	(111,862,933)	(105,230,164	)(a)

Change in net assets from shareholder distributions	(164,917,494)	(142,744,496)

Change in net assets from capital transactions	(145,797,475)	(132,376,971)

Change in net assets	(442,378,325)	378,623,073

Net Assets:
Beginning of year	3,501,825,162	3,123,202,089

End of year	$3,059,446,837	$3,501,825,162	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$63,962,487	$72,759,610
Dividends reinvested	11,100,055	6,951,473
Cost of shares redeemed	(29,671,364)	(23,247,354)

Total Class I Shares	45,391,178	56,463,729

Class II Shares
Proceeds from shares issued	95,521,800	125,354,596
Dividends reinvested	33,009,846	23,154,626
Cost of shares redeemed	(52,179,870)	(27,507,265)

Total Class II Shares	76,351,776	121,001,957

Class IV Shares
Proceeds from shares issued	2,951,123	3,653,212
Dividends reinvested	8,944,660	7,408,233
Cost of shares redeemed	(17,927,288)	(18,123,678)

Total Class IV Shares	(6,031,505)	(7,062,233)

Class Y Shares
Proceeds from shares issued	93,116,434	88,837,843
Dividends reinvested	111,862,933	105,230,164
Cost of shares redeemed	(466,488,291)	(496,848,431)

Total Class Y Shares	(261,508,924)	(302,780,424)

Change in net assets from capital transactions	$(145,797,475)	$(132,376,971)

20

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	3,560,226	4,421,194
Reinvested	621,518	413,749
Redeemed	(1,665,329)	(1,402,889)

Total Class I Shares	2,516,415	3,432,054

Class II Shares
Issued	5,356,364	7,709,901
Reinvested	1,852,263	1,390,667
Redeemed	(2,956,390)	(1,672,525)

Total Class II Shares	4,252,237	7,428,043

Class IV Shares
Issued	164,319	222,098
Reinvested	498,839	441,350
Redeemed	(998,634)	(1,098,914)

Total Class IV Shares	(335,476)	(435,466)

Class Y Shares
Issued	5,243,095	5,464,189
Reinvested	6,248,475	6,269,887
Redeemed	(25,452,975)	(30,006,223)

Total Class Y Shares	(13,961,405)	(18,272,147)

Total change in shares	(7,528,229)	(7,847,516)

(a)

Class II, Class IV and Class Y, respectively. Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $3,115,288, $9,201,926, $3,064,773 and $43,101,677 for Class I, Class II, Class IV and Class Y, respectively and net realized gains of $3,836,185, $13,952,700, $4,343,460 and $62,128,487 for Class I,

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $3,444,788.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$17.54	0.36	(1.08)	(0.72)	(0.31)	(0.58)	(0.89)	$15.93	(4.62%	)	$214,388,337	0.25%	2.02%	0.32%	3.87%
Year Ended December 31, 2017	$15.05	0.29	2.91	3.20	(0.30)	(0.41)	(0.71)	$17.54	21.53%		$191,953,126	0.24%	1.75%	0.31%	2.66%
Year Ended December 31, 2016	$13.98	0.28	1.34	1.62	(0.28)	(0.27)	(0.55)	$15.05	11.66%		$113,040,951	0.25%	1.94%	0.32%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.14)	0.15	(0.27)	(0.21)	(0.48)	$13.98	1.16%		$48,560,784	0.25%	2.04%	0.32%	4.27%
Year Ended December 31, 2014	$12.86	0.24	1.47	1.71	(0.26)	–	(0.26)	$14.31	13.36%		$10,130,621	0.25%	1.79%	0.32%	3.49%

Class II Shares
Year Ended December 31, 2018	$17.46	0.31	(1.08)	(0.77)	(0.26)	(0.58)	(0.84)	$15.85	(4.87%	)	$648,796,869	0.50%	1.76%	0.57%	3.87%
Year Ended December 31, 2017	$14.99	0.25	2.89	3.14	(0.26)	(0.41)	(0.67)	$17.46	21.22%		$640,450,407	0.49%	1.50%	0.56%	2.66%
Year Ended December 31, 2016	$13.93	0.24	1.33	1.57	(0.24)	(0.27)	(0.51)	$14.99	11.40%		$438,477,876	0.50%	1.69%	0.57%	3.70%
Year Ended December 31, 2015	$14.26	0.25	(0.13)	0.12	(0.24)	(0.21)	(0.45)	$13.93	0.94%		$300,494,037	0.50%	1.73%	0.57%	4.27%
Year Ended December 31, 2014	$12.83	0.21	1.46	1.67	(0.24)	–	(0.24)	$14.26	13.08%		$176,013,159	0.50%	1.54%	0.57%	3.49%

Class IV Shares
Year Ended December 31, 2018	$17.57	0.36	(1.09)	(0.73)	(0.30)	(0.58)	(0.88)	$15.96	(4.64%	)	$164,483,964	0.27%	1.99%	0.27%	3.87%
Year Ended December 31, 2017	$15.07	0.28	2.92	3.20	(0.29)	(0.41)	(0.70)	$17.57	21.53%		$186,993,685	0.26%	1.73%	0.26%	2.66%
Year Ended December 31, 2016	$14.00	0.28	1.33	1.61	(0.27)	(0.27)	(0.54)	$15.07	11.59%		$166,977,207	0.27%	1.92%	0.27%	3.70%
Year Ended December 31, 2015	$14.32	0.28	(0.13)	0.15	(0.26)	(0.21)	(0.47)	$14.00	1.17%		$164,510,877	0.26%	1.92%	0.26%	4.27%
Year Ended December 31, 2014	$12.87	0.24	1.46	1.70	(0.25)	–	(0.25)	$14.32	13.29%		$177,018,522	0.27%	1.75%	0.27%	3.49%

Class Y Shares
Year Ended December 31, 2018	$17.56	0.38	(1.09)	(0.71)	(0.32)	(0.58)	(0.90)	$15.95	(4.54%	)	$2,031,777,667	0.17%	2.09%	0.17%	3.87%
Year Ended December 31, 2017	$15.07	0.30	2.91	3.21	(0.31)	(0.41)	(0.72)	$17.56	21.57%		$2,482,427,944	0.16%	1.83%	0.16%	2.66%
Year Ended December 31, 2016	$13.99	0.29	1.34	1.63	(0.28)	(0.27)	(0.55)	$15.07	11.78%		$2,404,706,055	0.17%	2.02%	0.17%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.12)	0.17	(0.28)	(0.21)	(0.49)	$13.99	1.28%		$2,490,275,545	0.17%	2.01%	0.17%	4.27%
Year Ended December 31, 2014	$12.86	0.25	1.47	1.72	(0.27)	–	(0.27)	$14.31	13.41%		$2,611,190,861	0.17%	1.85%	0.17%	3.49%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the

24

Notes to Financial Statements (Continued)

December 31, 2018

yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$3,019,249,195	$—	$—	$3,019,249,195
Repurchase Agreements	—	320,963,175	—	320,963,175
Total Assets	$3,019,249,195	$320,963,175	$—	$3,340,212,370
Liabilities:
Futures Contracts	$(979,308)	$—	$—	$(979,308)
Total Liabilities	$(979,308)	$—	$—	$(979,308)
Total	$3,018,269,887	$320,963,175	$—	$3,339,233,062

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value

25

Notes to Financial Statements (Continued)

December 31, 2018

of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(979,308)
Total		$(979,308)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26

Notes to Financial Statements (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,158,526)
Total	$(1,158,526)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(1,021,567)
Total	$(1,021,567)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$45,660,514

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $320,963,175, which was comprised of cash.

27

Notes to Financial Statements (Continued)

December 31, 2018

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2019, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

28

Notes to Financial Statements (Continued)

December 31, 2018

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Citigroup Global Markets Ltd.	$25,000,000	$—	$25,000,000	$(25,000,000)	$—
ML Pierce Fenner & Smith, Inc.	10,963,175	—	10,963,175	(10,963,175)	—
Natixis Financial Products LLC	160,000,000	—	160,000,000	(160,000,000)	—
NatWest Markets Securities, Inc.	63,000,000	—	63,000,000	(63,000,000)	—
Pershing LLC	62,000,000	—	62,000,000	(62,000,000)	—
Total	$320,963,175	$—	$320,963,175	$(320,963,175)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

29

Notes to Financial Statements (Continued)

December 31, 2018

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

30

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.11%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any

31

Notes to Financial Statements (Continued)

December 31, 2018

merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $978,684 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $13,986.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

32

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2019.

For the year ended December 31, 2018, the effective rate for administrative service fees before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the year ended December 31, 2018, the effective rate for administrative service fees was 0.10% for Class IV shares.

For the year ended December 31, 2018, the Fund’s total administrative service fees were $1,529,882. During the year ended December 31, 2018, the waiver of such administrative service fees by NFS amounted to $627,011 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $2,252,580 and securities sales of $1,044,960 which resulted in net realized gains of $58,877. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

33

Notes to Financial Statements (Continued)

December 31, 2018

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $130,787,151 and sales of $344,011,011 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

34

Notes to Financial Statements (Continued)

December 31, 2018

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized

35

Notes to Financial Statements (Continued)

December 31, 2018

appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$64,797,483	$100,120,011	$164,917,494	$—	$164,917,494

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$64,784,718	$77,959,778	$142,744,496	$—	$142,744,496

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$14,058,913	$159,319,506	$173,378,419	$—	$1,303,147,864	$1,476,526,283

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,036,085,198	$1,462,591,822	$(159,443,958)	$1,303,147,864

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT

S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT S&P 500 Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

37

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 81.42%.

The Fund designates $100,120,011, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

38

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

39

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

40

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

41

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

42

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

43

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

44

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

45

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

46

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

47

Annual Report

December 31, 2018

NVIT Small Cap Index Fund

AR-SCX 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Small Cap Index Fund

For the annual period ended December 31, 2018, the NVIT Small Cap Index Fund (Class Y) registered -11.09% versus -11.01% for its benchmark, the Russell 2000® Index (Russell 2000). For broader comparison, the median return for the Fund’s Morningstar® peer category, Small Blend (consisting of 135 funds as of December 31, 2018), was -11.76% for the same period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the beginning of the first quarter of 2018, the low-volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and Information Technology names. However, as the quarter progressed, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management (ISM) manufacturing and non-manufacturing components accelerated.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth; the Fund performed in line with domestic markets. The Russell 2000 returned 7.75% for the quarter, a result of strong economic conditions in the domestic market. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic prints throughout the second quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure hit the Federal Reserve’s target rate of 2%, supporting its decision to raise rates in June, and signaling two additional hikes later in the year.

In the third quarter of 2018, the Russell 2000 returned 3.58%. U.S. large-capitalization equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. The average level of the CBOE Volatility Index (VIX) in the third quarter was 12.9, lower than the level seen in both the first and second quarters. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive, and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. Survey indicators also signaled improvement, as U.S. consumer confidence increased to the highest level since 2000 and the ISM manufacturing and non-manufacturing indexes reached multi-year highs. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2.00% to 2.25%.

In the fourth quarter of 2018, the Russell 2000 registered -20.20%. Ten out of the 11 GICS* equity sectors moved lower. The Utilities sector, with 1.36%, was the only sector to advance, as lower interest rates and a flight to safety throughout the quarter benefited the traditionally defensive sector.

Conversely, the Energy sector, which registered -23.78%, trailed the market, as a decline in crude oil provided a headwind. West Texas Intermediate crude fell from $75.96 a barrel on October 3, 2018, to $45.41 a barrel by the end of the year. However, it was the Information Technology sector, which registered -17.34%, that deducted the most from the Index’s overall total return, as lowered corporate earnings guidance weighed on investor sentiment.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. The quarter began with Fed Chairman Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment

3

Fund Commentary (cont.)	NVIT Small Cap Index Fund

drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy (the ISM Manufacturing Index fell from 59.8 in September to 54.1 in December) contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter at 2.68%, which was 57 basis points (bps) lower than intra-quarter highs.

Even though the United States and China were able to broker a 90-day trade war “truce” on December 1, 2018, volatility abounded in December, in the wake of the Federal Open Market Committee (FOMC) announcement. Though the Fed’s December rate hike and lowering of interest rate projections was largely expected, the Fed’s relatively hawkish tone and Powell’s affirmation that the balance sheet run-off was to run on autopilot was punished by the market.

The largest negative returns for the Russell 2000 in 2018 came from these sectors: Energy, with -40.87%; Materials, with -25.14%; and Industrials, with -16.81%. The only positive contributor to overall return was the Utilities sector, with 2.89%.

The Fund entered into financial futures contracts (“futures”) during the reporting period to gain exposure to the value of equities. These futures did not have any meaningful impact on Fund performance for the period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*Sector classifications for public companies are determined by the Global Industry Classification Standard (GICS), which is maintained by Standard & Poor’s Financial Services LLC (S&P) and MSCI Inc. (MSCI). S&P and MSCI assign each company to a sector, according to the definition of the company’s principal business activity. Nationwide Fund Distributors LLC is not affiliated with S&P or MSCI.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation†

Common Stocks	97.8%
Repurchase Agreements	18.8%
Rights††	0.0%
Futures	(0.1)%
Liabilities in excess of other assets†††	(16.5)%
100.0%

Top Industries††††

Banks	8.1%
Equity Real Estate Investment Trusts (REITs)	5.6%
Biotechnology	5.2%
Software	4.6%
Health Care Equipment & Supplies	3.1%
Machinery	3.1%
Specialty Retail	2.5%
Hotels, Restaurants & Leisure	2.5%
Insurance	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Other Industries*	60.6%
100.0%

Top Holdings††††

Integrated Device Technology, Inc.	0.3%
Etsy, Inc.	0.3%
Five Below, Inc.	0.3%
Haemonetics Corp.	0.3%
Ciena Corp.	0.2%
Planet Fitness, Inc., Class A	0.2%
IDACORP, Inc.	0.2%
HubSpot, Inc.	0.2%
LivaNova plc	0.2%
Cree, Inc.	0.2%
Other Holdings*	97.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	(11.34%)	4.00%	7.95%	[2]
Class Y	(11.09%)	4.34%	11.91%
Russell 2000® Index	(11.01%)	4.41%	11.97%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	0.66%	0.59%
Class Y	0.26%	0.26%

^

Current effective prospectus dated April 30, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund versus performance of the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definition page at the back of this book.

7

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class II Shares	Actual	(b)	1,000.00	825.60	2.81	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class Y Shares	Actual	(b)	1,000.00	826.00	1.38	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Small Cap Index Fund

Common Stocks 97.8%

	Shares	Value

Aerospace & Defense 1.2%
AAR Corp.	5,031	$187,857
Aerojet Rocketdyne Holdings, Inc.* (a)	10,960	386,121
Aerovironment, Inc.* (a)	3,227	219,275
Astronics Corp.*	3,195	97,288
Axon Enterprise, Inc.*	8,714	381,237
Cubic Corp.	3,836	206,147
Ducommun, Inc.*	1,679	60,981
Engility Holdings, Inc.*	2,849	81,082
Esterline Technologies Corp.*	3,934	477,784
KeyW Holding Corp. (The)* (a)	7,649	51,172
Kratos Defense & Security Solutions, Inc.* (a)	13,397	188,764
Maxar Technologies Ltd.	8,655	103,514
Mercury Systems, Inc.*	7,144	337,840
Moog, Inc., Class A	4,844	375,313
National Presto Industries, Inc.	763	89,210
Sparton Corp.*	1,389	25,266
Triumph Group, Inc. (a)	7,352	84,548
Vectrus, Inc.*	1,607	34,679
Wesco Aircraft Holdings, Inc.*	8,050	63,595

		3,451,673

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	8,812	201,002
Atlas Air Worldwide Holdings, Inc.*	3,712	156,609
Echo Global Logistics, Inc.*	4,139	84,146
Forward Air Corp. (a)	4,391	240,846
Hub Group, Inc., Class A*	4,903	181,754
Radiant Logistics, Inc.*	5,523	23,473

		887,830

Airlines 0.5%
Allegiant Travel Co.	1,977	198,135
Hawaiian Holdings, Inc. (a)	7,566	199,818
Mesa Air Group, Inc.*	1,375	10,601
SkyWest, Inc.	7,724	343,486
Spirit Airlines, Inc.* (a)	10,343	599,067

		1,351,107

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.* (a)	16,756	185,992
Cooper Tire & Rubber Co. (a)	7,642	247,066
Cooper-Standard Holdings, Inc.*	2,682	166,606
Dana, Inc.	22,183	302,354
Dorman Products, Inc.* (a)	4,032	362,961
Fox Factory Holding Corp.* (a)	5,490	323,196
Gentherm, Inc.* (a)	5,298	211,814
LCI Industries	3,665	244,822
Modine Manufacturing Co.*	7,513	81,216
Motorcar Parts of America, Inc.* (a)	2,765	46,010
Shiloh Industries, Inc.*	2,111	12,307
Standard Motor Products, Inc.	3,228	156,332
Stoneridge, Inc.*	4,102	101,114
Superior Industries International, Inc.	3,567	17,157
Tenneco, Inc., Class A	7,878	215,778
Tower International, Inc.	3,118	74,208

		2,748,933

Common Stocks (continued)

	Shares	Value

Automobiles 0.0%†
Winnebago Industries, Inc.	4,556	$110,301

Banks 9.4%
1st Constitution Bancorp	1,027	20,468
1st Source Corp.	2,321	93,629
Access National Corp.	2,548	54,349
ACNB Corp.	1,014	39,799
Allegiance Bancshares, Inc.*	1,943	62,895
Amalgamated Bank, Class A	1,933	37,693
American National Bankshares, Inc.	1,205	35,319
Ameris Bancorp	6,581	208,420
Ames National Corp.	1,270	32,283
Arrow Financial Corp.	1,788	57,252
Atlantic Capital Bancshares, Inc.*	3,739	61,207
Auburn National Bancorporation, Inc. (a)	340	10,764
Banc of California, Inc.	6,930	92,238
BancFirst Corp.	2,739	136,676
Bancorp, Inc. (The)*	8,246	65,638
BancorpSouth Bank (a)	14,427	377,122
Bank of Commerce Holdings	2,320	25,427
Bank of Marin Bancorp	2,106	86,851
Bank of NT Butterfield & Son Ltd. (The)	8,200	257,070
Bank of Princeton (The)	883	24,636
Bankwell Financial Group, Inc.	868	24,920
Banner Corp.	4,693	250,982
Bar Harbor Bankshares	2,189	49,099
Baycom Corp.*	1,490	34,404
BCB Bancorp, Inc.	1,835	19,212
Berkshire Hills Bancorp, Inc.	6,158	166,081
Blue Hills Bancorp, Inc.	3,441	73,431
Boston Private Financial Holdings, Inc.	12,064	127,516
Bridge Bancorp, Inc.	2,549	64,974
Brookline Bancorp, Inc.	11,654	161,058
Bryn Mawr Bank Corp.	2,945	101,308
Business First Bancshares, Inc.	1,785	43,251
Byline Bancorp, Inc.*	2,425	40,400
C&F Financial Corp.	473	25,168
Cadence Bancorp (a)	10,846	181,996
Cambridge Bancorp	533	44,372
Camden National Corp.	2,479	89,170
Capital Bancorp, Inc.*	1,105	12,608
Capital City Bank Group, Inc.	1,606	37,275
Capstar Financial Holdings, Inc.	1,318	19,414
Carolina Financial Corp.	3,175	93,948
Cathay General Bancorp (a)	11,806	395,855
CB Financial Services, Inc. (a)	669	16,578
CBTX, Inc.	2,769	81,409
CenterState Bank Corp.	13,795	290,247
Central Pacific Financial Corp. (a)	4,215	102,635
Central Valley Community Bancorp	1,781	33,607
Century Bancorp, Inc., Class A	418	28,311
Chemical Financial Corp.	10,930	400,147
Chemung Financial Corp.	471	19,457
Citizens & Northern Corp.	1,745	46,120
City Holding Co. (a)	2,396	161,946
Civista Bancshares, Inc.	2,148	37,418
CNB Financial Corp.	2,150	49,342
Coastal Financial Corp.*	1,054	16,052
Codorus Valley Bancorp, Inc.	1,302	27,668
Columbia Banking System, Inc. (a)	10,888	395,126
Community Bank System, Inc. (a)	7,552	440,282

9

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Community Bankers Trust Corp.*	3,186	$23,003
Community Financial Corp. (The)	755	22,076
Community Trust Bancorp, Inc.	2,362	93,559
ConnectOne Bancorp, Inc.	4,868	89,912
County Bancorp, Inc.	688	11,951
Customers Bancorp, Inc.*	4,389	79,880
CVB Financial Corp. (a)	17,101	345,953
Eagle Bancorp, Inc.*	4,802	233,905
Enterprise Bancorp, Inc.	1,387	44,606
Enterprise Financial Services Corp.	3,583	134,828
Equity Bancshares, Inc., Class A*	1,952	68,808
Esquire Financial Holdings, Inc.*	776	16,839
Evans Bancorp, Inc.	666	21,652
Farmers & Merchants Bancorp, Inc. (a)	1,290	49,652
Farmers National Banc Corp.	3,795	48,348
FB Financial Corp.	2,457	86,044
Fidelity D&D Bancorp, Inc. (a)	328	21,051
Fidelity Southern Corp.	3,442	89,561
Financial Institutions, Inc.	2,362	60,703
First Bancorp, Inc.	1,508	39,660
First Bancorp/NC	4,592	149,975
First Bancorp/PR	32,328	278,021
First Bancshares, Inc. (The)	1,792	54,208
First Bank	2,389	28,955
First Busey Corp.	6,660	163,436
First Business Financial Services, Inc.	1,192	23,256
First Choice Bancorp (a)	1,299	29,357
First Commonwealth Financial Corp. (a)	14,809	178,893
First Community Bancshares, Inc.	2,411	75,898
First Community Corp.	1,028	19,974
First Financial Bancorp (a)	14,210	337,061
First Financial Bankshares, Inc. (a)	9,712	560,285
First Financial Corp.	1,766	70,905
First Financial Northwest, Inc.	1,187	18,363
First Foundation, Inc.* (a)	5,753	73,984
First Guaranty Bancshares, Inc.	660	15,319
First Internet Bancorp	1,536	31,396
First Interstate BancSystem, Inc., Class A	4,940	180,606
First Merchants Corp.	7,622	261,206
First Mid-Illinois Bancshares, Inc.	2,073	66,170
First Midwest Bancorp, Inc.	15,113	299,389
First Northwest Bancorp	1,455	21,578
First of Long Island Corp. (The)	3,702	73,855
First Savings Financial Group, Inc.	317	16,465
First United Corp.	990	15,761
Flushing Financial Corp.	4,013	86,400
Franklin Financial Network, Inc.*	1,920	50,630
Fulton Financial Corp.	26,281	406,830
FVCBankcorp, Inc.* (a)	342	6,023
German American Bancorp, Inc. (a)	3,086	85,698
Glacier Bancorp, Inc. (a)	12,768	505,868
Great Southern Bancorp, Inc.	1,834	84,419
Great Western Bancorp, Inc.	8,778	274,313
Green Bancorp, Inc.	4,070	69,760
Guaranty Bancorp	3,764	78,103
Guaranty Bancshares, Inc.	1,140	33,995
Hancock Whitney Corp.	12,863	445,703
Hanmi Financial Corp.	4,548	89,596
HarborOne Bancorp, Inc.*	2,252	35,784
Heartland Financial USA, Inc.	4,448	195,490
Heritage Commerce Corp.	5,901	66,917

Common Stocks (continued)

	Shares	Value

Banks (continued)
Heritage Financial Corp. (a)	5,532	$164,411
Hilltop Holdings, Inc.	11,095	197,824
Home BancShares, Inc.	24,424	399,088
HomeTrust Bancshares, Inc.	2,790	73,042
Hope Bancorp, Inc. (a)	18,992	225,245
Horizon Bancorp, Inc.	5,421	85,543
Howard Bancorp, Inc.*	1,920	27,456
IBERIABANK Corp.	8,434	542,138
Independent Bank Corp./MA	4,114	289,255
Independent Bank Corp./MI	3,268	68,693
Independent Bank Group, Inc. (a)	3,258	149,119
International Bancshares Corp.	8,347	287,137
Investar Holding Corp.	1,416	35,117
Investors Bancorp, Inc. (a)	36,584	380,474
Lakeland Bancorp, Inc.	7,465	110,557
Lakeland Financial Corp.	3,662	147,066
LCNB Corp.	1,330	20,150
LegacyTexas Financial Group, Inc.	7,131	228,834
Level One Bancorp, Inc. (a)	959	21,510
Live Oak Bancshares, Inc. (a)	3,772	55,863
Macatawa Bank Corp.	3,916	37,672
MB Financial, Inc.	12,610	499,734
MBT Financial Corp.	2,611	24,282
Mercantile Bank Corp.	2,650	74,889
Metropolitan Bank Holding Corp.*	971	29,955
Mid Penn Bancorp, Inc.	883	20,327
Middlefield Banc Corp.	517	21,936
Midland States Bancorp, Inc.	3,128	69,880
MidSouth Bancorp, Inc. (a)	2,114	22,408
MidWestOne Financial Group, Inc.	1,630	40,473
MutualFirst Financial, Inc.	887	23,568
MVB Financial Corp.	1,163	20,981
National Bank Holdings Corp., Class A	4,386	135,396
National Bankshares, Inc.	988	35,993
National Commerce Corp.*	2,732	98,352
NBT Bancorp, Inc.	6,377	220,580
Nicolet Bankshares, Inc.* (a)	1,279	62,415
Northeast Bancorp (a)	1,084	18,135
Northrim BanCorp, Inc.	980	32,213
Norwood Financial Corp.	842	27,786
Oak Valley Bancorp (a)	1,106	20,240
OFG Bancorp	6,620	108,965
Ohio Valley Banc Corp. (a)	594	21,022
Old Line Bancshares, Inc.	2,271	59,773
Old National Bancorp (a)	22,539	347,101
Old Second Bancorp, Inc. (a)	4,208	54,704
Opus Bank	2,878	56,380
Origin Bancorp, Inc.	2,705	92,186
Orrstown Financial Services, Inc.	1,073	19,539
Pacific City Financial Corp. (a)	1,786	27,951
Pacific Mercantile Bancorp*	2,316	16,559
Pacific Premier Bancorp, Inc.*	6,883	175,654
Park National Corp. (a)	2,076	176,356
Parke Bancorp, Inc.	930	17,405
Peapack Gladstone Financial Corp.	2,756	69,396
Penns Woods Bancorp, Inc.	678	27,283
Peoples Bancorp of North Carolina, Inc.	689	16,853
Peoples Bancorp, Inc.	2,612	78,621
Peoples Financial Services Corp.	1,009	44,457
People’s Utah Bancorp	2,238	67,476
Preferred Bank (a)	2,070	89,735

10

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Premier Financial Bancorp, Inc.	1,727	$25,750
QCR Holdings, Inc.	1,931	61,966
RBB Bancorp (a)	2,036	35,773
Reliant Bancorp, Inc. (a)	1,461	33,661
Renasant Corp.	7,257	219,016
Republic Bancorp, Inc., Class A	1,405	54,402
Republic First Bancorp, Inc.*	7,061	42,154
S&T Bancorp, Inc. (a)	5,120	193,741
Sandy Spring Bancorp, Inc.	5,232	163,971
SB One Bancorp	1,019	20,828
Seacoast Banking Corp. of Florida* (a)	6,726	175,011
Select Bancorp, Inc.*	2,342	28,994
ServisFirst Bancshares, Inc. (a)	7,069	225,289
Shore Bancshares, Inc.	1,824	26,521
Sierra Bancorp	2,274	54,644
Simmons First National Corp., Class A	13,524	326,334
SmartFinancial, Inc.*	1,650	30,146
South State Corp. (a)	5,617	336,739
Southern First Bancshares, Inc.*	952	30,531
Southern National Bancorp of Virginia, Inc.	3,119	41,233
Southside Bancshares, Inc. (a)	5,198	165,037
Spirit of Texas Bancshares, Inc.* (a)	1,486	33,851
State Bank Financial Corp.	5,652	122,027
Stock Yards Bancorp, Inc.	3,164	103,779
Summit Financial Group, Inc.	1,587	30,645
Tompkins Financial Corp. (a)	2,296	172,223
Towne Bank	9,954	238,398
TriCo Bancshares	3,907	132,018
TriState Capital Holdings, Inc.* (a)	3,761	73,189
Triumph Bancorp, Inc.* (a)	3,718	110,425
Trustmark Corp. (a)	10,177	289,332
UMB Financial Corp.	6,917	421,729
Union Bankshares Corp.	10,092	284,897
Union Bankshares, Inc.	574	27,409
United Bankshares, Inc. (a)	15,252	474,490
United Community Banks, Inc.	11,548	247,820
United Security Bancshares	1,958	18,758
Unity Bancorp, Inc.	1,156	23,999
Univest Corp. of Pennsylvania	4,357	93,980
Valley National Bancorp (a)	49,184	436,754
Veritex Holdings, Inc.* (a)	3,376	72,179
Washington Trust Bancorp, Inc.	2,279	108,321
WesBanco, Inc.	7,845	287,833
West Bancorporation, Inc.	2,320	44,289
Westamerica Bancorp (a)	3,874	215,704

		26,093,302

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A* (a)	1,247	300,328
Castle Brands, Inc.*	13,108	11,148
Celsius Holdings, Inc.* (a)	3,368	11,687
Coca-Cola Bottling Co. Consolidated	712	126,295
Craft Brew Alliance, Inc.*	1,827	26,144
MGP Ingredients, Inc. (a)	2,043	116,553
National Beverage Corp. (a)	1,759	126,243
Primo Water Corp.*	4,990	69,910

		788,308

Biotechnology 6.1%
Abeona Therapeutics, Inc.* (a)	4,556	32,530
ACADIA Pharmaceuticals, Inc.* (a)	14,951	241,758

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Acceleron Pharma, Inc.* (a)	5,797	$252,459
Achaogen, Inc.* (a)	4,381	5,389
Achillion Pharmaceuticals, Inc.*	19,551	31,086
Acorda Therapeutics, Inc.*	6,672	103,950
Adamas Pharmaceuticals, Inc.* (a)	3,245	27,712
ADMA Biologics, Inc.* (a)	2,813	6,723
Aduro Biotech, Inc.*	9,505	25,093
Adverum Biotechnologies, Inc.*	8,057	25,380
Aeglea BioTherapeutics, Inc.*	2,407	18,028
Agenus, Inc.* (a)	13,730	32,677
AgeX Therapeutics, Inc.* (a)	1,237	3,699
Aimmune Therapeutics, Inc.* (a)	6,698	160,216
Akebia Therapeutics, Inc.* (a)	12,802	70,795
Albireo Pharma, Inc.* (a)	1,347	33,042
Alder Biopharmaceuticals, Inc.*	8,609	88,242
Aldeyra Therapeutics, Inc.*	3,288	27,290
Allakos, Inc.* (a)	1,246	65,128
Allena Pharmaceuticals, Inc.*	1,722	9,385
Allogene Therapeutics, Inc.* (a)	3,266	87,953
AMAG Pharmaceuticals, Inc.*	5,058	76,831
Amicus Therapeutics, Inc.* (a)	28,457	272,618
AnaptysBio, Inc.*	3,210	204,766
Apellis Pharmaceuticals, Inc.*	5,324	70,224
Aptinyx, Inc.*	2,004	33,146
Arbutus Biopharma Corp.*	5,232	20,039
Arcus Biosciences, Inc.* (a)	4,887	52,633
Ardelyx, Inc.*	6,791	12,156
Arena Pharmaceuticals, Inc.* (a)	7,575	295,046
ArQule, Inc.*	16,299	45,148
Array BioPharma, Inc.* (a)	31,230	445,027
Arrowhead Pharmaceuticals, Inc.* (a)	13,223	164,230
Arsanis, Inc.*	667	1,547
Atara Biotherapeutics, Inc.*	6,399	222,301
Athenex, Inc.* (a)	6,805	86,355
Athersys, Inc.* (a)	17,939	25,832
Audentes Therapeutics, Inc.*	5,680	121,098
AVEO Pharmaceuticals, Inc.* (a)	15,044	24,070
Avid Bioservices, Inc.*	7,481	30,672
Avrobio, Inc.* (a)	926	15,418
Bellicum Pharmaceuticals, Inc.*	5,911	17,260
BioCryst Pharmaceuticals, Inc.* (a)	16,616	134,091
Biohaven Pharmaceutical Holding Co. Ltd.*	4,260	157,535
BioSpecifics Technologies Corp.*	887	53,752
BioTime, Inc.* (a)	12,374	11,297
Blueprint Medicines Corp.* (a)	6,184	333,379
Calithera Biosciences, Inc.*	4,412	17,692
Calyxt, Inc.* (a)	684	7,086
Cara Therapeutics, Inc.*	4,896	63,648
CareDx, Inc.*	5,315	133,619
CASI Pharmaceuticals, Inc.* (a)	7,360	29,587
Catalyst Biosciences, Inc.*	1,764	13,918
Catalyst Pharmaceuticals, Inc.* (a)	14,571	27,976
Celcuity, Inc.*	864	20,727
Cellular Biomedicine Group, Inc.*	1,813	32,018
ChemoCentryx, Inc.*	3,569	38,938
Chimerix, Inc.*	6,701	17,222
Clovis Oncology, Inc.* (a)	7,149	128,396
Cohbar, Inc.Reg. S*	3,276	10,188
Coherus Biosciences, Inc.*	7,801	70,599
Concert Pharmaceuticals, Inc.*	3,165	39,721
Constellation Pharmaceuticals, Inc.*	932	3,737

11

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Corbus Pharmaceuticals Holdings, Inc.* (a)	7,064	$41,254
Corvus Pharmaceuticals, Inc.*	2,051	7,527
Crinetics Pharmaceuticals, Inc.* (a)	1,057	31,699
CTI BioPharma Corp.* (a)	7,557	5,544
Cue Biopharma, Inc.*	2,617	12,300
Cytokinetics, Inc.*	6,844	43,254
CytomX Therapeutics, Inc.*	6,717	101,427
Deciphera Pharmaceuticals, Inc.* (a)	1,420	29,806
Denali Therapeutics, Inc.* (a)	6,830	141,108
Dicerna Pharmaceuticals, Inc.*	8,190	87,551
Dynavax Technologies Corp.* (a)	9,205	84,226
Eagle Pharmaceuticals, Inc.* (a)	1,541	62,087
Editas Medicine, Inc.* (a)	7,066	160,752
Eidos Therapeutics, Inc.* (a)	1,138	15,659
Emergent BioSolutions, Inc.*	6,878	407,728
Enanta Pharmaceuticals, Inc.* (a)	2,508	177,642
Epizyme, Inc.*	9,425	58,058
Equillium, Inc.*	908	7,409
Esperion Therapeutics, Inc.* (a)	3,378	155,388
Evelo Biosciences, Inc.* (a)	2,164	28,154
Fate Therapeutics, Inc.* (a)	9,190	117,908
Fennec Pharmaceuticals, Inc.*	1,656	10,565
FibroGen, Inc.* (a)	11,548	534,441
Five Prime Therapeutics, Inc.* (a)	5,357	49,820
Flexion Therapeutics, Inc.* (a)	4,969	56,249
Fortress Biotech, Inc.* (a)	4,726	4,064
Forty Seven, Inc.* (a)	1,255	19,729
G1 Therapeutics, Inc.*	3,478	66,604
Genomic Health, Inc.*	3,177	204,631
Geron Corp.* (a)	25,329	25,329
Global Blood Therapeutics, Inc.* (a)	7,610	312,391
GlycoMimetics, Inc.*	4,965	47,019
Gritstone Oncology, Inc.* (a)	1,068	16,501
GTx, Inc.* (a)	681	531
Halozyme Therapeutics, Inc.* (a)	18,754	274,371
Heron Therapeutics, Inc.* (a)	10,310	267,441
Homology Medicines, Inc.*	2,631	58,829
Idera Pharmaceuticals, Inc.* (a)	2,541	7,039
Immune Design Corp.*	4,616	6,001
ImmunoGen, Inc.*	21,514	103,267
Immunomedics, Inc.* (a)	22,265	317,722
Inovio Pharmaceuticals, Inc.*	12,936	51,744
Insmed, Inc.* (a)	11,494	150,801
Insys Therapeutics, Inc.* (a)	4,358	15,253
Intellia Therapeutics, Inc.*	4,899	66,871
Intercept Pharmaceuticals, Inc.*	3,329	335,530
Intrexon Corp.*	11,077	72,444
Invitae Corp.*	9,991	110,500
Iovance Biotherapeutics, Inc.*	16,092	142,414
Ironwood Pharmaceuticals, Inc.* (a)	21,436	222,077
Jounce Therapeutics, Inc.*	2,083	7,020
Kadmon Holdings, Inc.* (a)	15,108	31,425
Karyopharm Therapeutics, Inc.* (a)	7,155	67,042
Kezar Life Sciences, Inc.* (a)	791	18,668
Kindred Biosciences, Inc.*	4,788	52,429
Kiniksa Pharmaceuticals Ltd., Class A*	1,035	29,073
Kodiak Sciences, Inc.* (a)	1,545	10,970
Kura Oncology, Inc.*	4,268	59,923
La Jolla Pharmaceutical Co.* (a)	3,164	29,837
Lexicon Pharmaceuticals, Inc.* (a)	6,188	41,088
Ligand Pharmaceuticals, Inc.* (a)	3,172	430,440

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
LogicBio Therapeutics, Inc.*	1,397	$14,529
Loxo Oncology, Inc.*	4,046	566,723
MacroGenics, Inc.*	5,805	73,724
Madrigal Pharmaceuticals, Inc.* (a)	1,037	116,891
Magenta Therapeutics, Inc.* (a)	655	3,734
MannKind Corp.* (a)	20,797	22,045
MediciNova, Inc.* (a)	6,197	50,629
MeiraGTx Holdings plc*	652	6,285
Mersana Therapeutics, Inc.* (a)	1,970	8,038
Minerva Neurosciences, Inc.*	4,566	30,775
Miragen Therapeutics, Inc.*	3,834	11,617
Mirati Therapeutics, Inc.*	3,021	128,151
Molecular Templates, Inc.* (a)	1,387	5,603
Momenta Pharmaceuticals, Inc.*	11,985	132,314
Mustang Bio, Inc.* (a)	2,269	6,671
Myriad Genetics, Inc.* (a)	10,622	308,782
NantKwest, Inc.* (a)	4,270	4,953
Natera, Inc.*	4,946	69,046
Neon Therapeutics, Inc.* (a)	1,022	5,141
NewLink Genetics Corp.*	4,179	6,352
Novavax, Inc.* (a)	58,860	108,302
Nymox Pharmaceutical Corp.*	4,501	5,896
OPKO Health, Inc.* (a)	47,791	143,851
Organovo Holdings, Inc.* (a)	15,089	14,442
Ovid therapeutics, Inc.*	1,773	4,291
Palatin Technologies, Inc.* (a)	34,121	24,171
PDL BioPharma, Inc.* (a)	21,942	63,632
Pfenex, Inc.*	4,697	14,983
Pieris Pharmaceuticals, Inc.*	7,684	20,439
PolarityTE, Inc.* (a)	1,683	22,704
Portola Pharmaceuticals, Inc.* (a)	9,752	190,359
Principia Biopharma, Inc.* (a)	893	24,459
Progenics Pharmaceuticals, Inc.*	12,893	54,151
Proteostasis Therapeutics, Inc.*	5,451	17,661
Prothena Corp. plc*	6,046	62,274
PTC Therapeutics, Inc.*	6,777	232,587
Puma Biotechnology, Inc.* (a)	4,332	88,156
Ra Pharmaceuticals, Inc.*	2,147	39,075
Radius Health, Inc.*	5,982	98,643
Recro Pharma, Inc.*	2,787	19,788
REGENXBIO, Inc.* (a)	4,867	204,171
Repligen Corp.* (a)	5,864	309,267
Replimune Group, Inc.* (a)	1,139	11,390
Retrophin, Inc.*	6,353	143,768
Rhythm Pharmaceuticals, Inc.*	2,299	61,797
Rigel Pharmaceuticals, Inc.* (a)	24,419	56,164
Rocket Pharmaceuticals, Inc.* (a)	3,075	45,572
Rubius Therapeutics, Inc.* (a)	1,851	29,764
Sangamo Therapeutics, Inc.* (a)	15,203	174,530
Savara, Inc.*	4,348	32,914
Scholar Rock Holding Corp.* (a)	974	22,373
Selecta Biosciences, Inc.*	2,663	7,084
Seres Therapeutics, Inc.*	2,943	13,302
Solid Biosciences, Inc.*	1,823	48,856
Sorrento Therapeutics, Inc.* (a)	16,506	39,614
Spark Therapeutics, Inc.* (a)	4,712	184,428
Spectrum Pharmaceuticals, Inc.*	15,150	132,563
Spero Therapeutics, Inc.*	861	5,295
Spring Bank Pharmaceuticals, Inc.*	2,174	22,588
Stemline Therapeutics, Inc.*	4,205	39,948
Surface Oncology, Inc.*	1,838	7,793

12

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Sutro Biopharma, Inc.*	1,070	$9,651
Syndax Pharmaceuticals, Inc.*	2,487	11,067
Synergy Pharmaceuticals, Inc.* (a)	35,863	4,085
Synlogic, Inc.* (a)	2,288	16,039
Syros Pharmaceuticals, Inc.*	3,629	20,214
T2 Biosystems, Inc.*	5,308	15,977
TG Therapeutics, Inc.* (a)	10,038	41,156
Tocagen, Inc.* (a)	2,563	21,042
Translate Bio, Inc.* (a)	1,589	11,918
Twist Bioscience Corp.* (a)	796	18,380
Tyme Technologies, Inc.* (a)	15,962	58,900
Ultragenyx Pharmaceutical, Inc.* (a)	7,277	316,404
UNITY Biotechnology, Inc.* (a)	3,817	62,064
Unum Therapeutics, Inc.* (a)	3,144	13,834
Vanda Pharmaceuticals, Inc.*	7,818	204,284
Veracyte, Inc.*	4,387	55,188
Verastem, Inc.* (a)	10,332	34,716
Vericel Corp.* (a)	6,468	112,543
Viking Therapeutics, Inc.* (a)	9,174	70,181
Vital Therapies, Inc.* (a)	4,514	841
Voyager Therapeutics, Inc.*	3,168	29,779
Xencor, Inc.* (a)	7,097	256,628
XOMA Corp.* (a)	963	12,182
Y-mAbs Therapeutics, Inc.* (a)	1,104	22,455
Zafgen, Inc.*	4,591	22,725
ZIOPHARM Oncology, Inc.* (a)	18,929	35,397

		16,927,350

Building Products 1.2%
AAON, Inc. (a)	6,301	220,913
Advanced Drainage Systems, Inc. (a)	5,468	132,599
American Woodmark Corp.*	2,187	121,772
Apogee Enterprises, Inc. (a)	4,166	124,355
Armstrong Flooring, Inc.*	3,128	37,036
Builders FirstSource, Inc.*	17,080	186,343
Caesarstone Ltd. (a)	3,280	44,542
Continental Building Products, Inc.*	5,730	145,828
CSW Industrials, Inc.*	2,328	112,559
Gibraltar Industries, Inc.* (a)	4,759	169,373
Griffon Corp.	5,288	55,260
Insteel Industries, Inc.	2,859	69,417
JELD-WEN Holding, Inc.* (a)	10,402	147,812
Masonite International Corp.*	4,077	182,772
NCI Building Systems, Inc.*	6,181	44,812
Patrick Industries, Inc.*	3,601	106,626
PGT Innovations, Inc.*	8,653	137,150
Quanex Building Products Corp. (a)	5,069	68,888
Simpson Manufacturing Co., Inc.	6,240	337,771
Trex Co., Inc.* (a)	8,939	530,619
Universal Forest Products, Inc.	9,014	234,003

		3,210,450

Capital Markets 1.3%
Arlington Asset Investment Corp., Class A (a)	4,591	33,239
Artisan Partners Asset Management, Inc., Class A	7,452	164,764
Ashford, Inc.	121	6,280
Associated Capital Group, Inc., Class A	391	13,775
B. Riley Financial, Inc. (a)	3,017	42,841

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Blucora, Inc.*	7,200	$191,808
BrightSphere Investment Group plc	12,589	134,451
Cohen & Steers, Inc. (a)	3,432	117,786
Cowen, Inc.* (a)	4,318	57,602
Diamond Hill Investment Group, Inc.	515	76,967
Donnelley Financial Solutions, Inc.*	5,319	74,626
Federated Investors, Inc., Class B (a)	14,646	388,851
Focus Financial Partners, Inc., Class A*	2,819	74,224
GAIN Capital Holdings, Inc. (a)	4,075	25,102
GAMCO Investors, Inc., Class A	861	14,542
Greenhill & Co., Inc. (a)	2,718	66,319
Hamilton Lane, Inc., Class A	2,555	94,535
Houlihan Lokey, Inc. (a)	5,102	187,754
INTL. FCStone, Inc.*	2,317	84,756
Investment Technology Group, Inc.	4,936	149,265
Ladenburg Thalmann Financial Services, Inc.	14,999	34,948
Moelis & Co., Class A	6,666	229,177
Oppenheimer Holdings, Inc., Class A	1,396	35,668
Piper Jaffray Cos.	2,196	144,585
PJT Partners, Inc., Class A	2,974	115,272
Pzena Investment Management, Inc., Class A	2,445	21,149
Safeguard Scientifics, Inc.*	2,896	24,963
Siebert Financial Corp.* (a)	996	14,402
Silvercrest Asset Management Group, Inc., Class A	1,463	19,355
Stifel Financial Corp.	10,617	439,756
Value Line, Inc.	289	7,517
Virtus Investment Partners, Inc.	1,057	83,957
Waddell & Reed Financial, Inc., Class A (a)	11,698	211,500
Westwood Holdings Group, Inc.	1,185	40,290
WisdomTree Investments, Inc.	17,798	118,357

		3,540,383

Chemicals 1.8%
Advanced Emissions Solutions, Inc. (a)	1,134	11,964
AdvanSix, Inc.* (a)	4,541	110,528
AgroFresh Solutions, Inc.*	4,682	17,745
American Vanguard Corp.	4,564	69,327
Amyris, Inc.* (a)	4,750	15,865
Balchem Corp. (a)	4,914	385,012
Chase Corp.	1,092	109,255
Ferro Corp.*	12,670	198,666
Flotek Industries, Inc.* (a)	7,980	8,698
FutureFuel Corp.	4,080	64,709
GCP Applied Technologies, Inc.* (a)	11,047	271,204
Hawkins, Inc.	1,402	57,412
HB Fuller Co. (a)	7,796	332,655
Ingevity Corp.*	6,443	539,215
Innophos Holdings, Inc.	2,941	72,143
Innospec, Inc.	3,685	227,586
Intrepid Potash, Inc.*	13,875	36,075
Koppers Holdings, Inc.*	2,981	50,796
Kraton Corp.*	4,676	102,124
Kronos Worldwide, Inc.	3,286	37,855
LSB Industries, Inc.*	3,153	17,404
Marrone Bio Innovations, Inc.*	7,916	11,636
Minerals Technologies, Inc. (a)	5,382	276,312
OMNOVA Solutions, Inc.*	6,238	45,724
PolyOne Corp.	12,018	343,715
PQ Group Holdings, Inc.*	5,416	80,211

13

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Quaker Chemical Corp. (a)	1,967	$349,555
Rayonier Advanced Materials, Inc.	7,612	81,068
Sensient Technologies Corp. (a)	6,424	358,780
Stepan Co.	3,039	224,886
Trecora Resources* (a)	2,850	22,230
Tredegar Corp.	3,755	59,554
Trinseo SA	6,451	295,327
Tronox Ltd., Class A (a)	14,001	108,928
Valhi, Inc.	3,667	7,077

		5,001,241

Commercial Services & Supplies 2.6%
ABM Industries, Inc. (a)	9,935	319,013
ACCO Brands Corp.	15,719	106,575
Advanced Disposal Services, Inc.*	11,152	266,979
Brady Corp., Class A (a)	7,231	314,259
BrightView Holdings, Inc.*	3,760	38,390
Brink’s Co. (The) (a)	7,628	493,150
Casella Waste Systems, Inc., Class A*	5,915	168,518
CECO Environmental Corp.*	4,347	29,342
Charah Solutions, Inc.* (a)	1,374	11,473
Cimpress NV*	3,344	345,836
Covanta Holding Corp. (a)	17,777	238,567
Deluxe Corp.	7,155	275,038
Ennis, Inc. (a)	4,114	79,195
Essendant, Inc.	5,421	68,196
Healthcare Services Group, Inc. (a)	11,215	450,619
Heritage-Crystal Clean, Inc.*	2,088	48,045
Herman Miller, Inc.	8,956	270,919
HNI Corp.	6,557	232,315
Interface, Inc.	9,134	130,160
Kimball International, Inc., Class B	5,342	75,803
Knoll, Inc.	7,334	120,864
LSC Communications, Inc. (a)	4,966	34,762
Matthews International Corp., Class A	4,848	196,926
McGrath RentCorp	3,621	186,409
Mobile Mini, Inc.	6,660	211,455
MSA Safety, Inc.	5,165	486,905
Multi-Color Corp. (a)	2,070	72,636
NL Industries, Inc.*	1,098	3,854
PICO Holdings, Inc.*	3,189	29,147
Pitney Bowes, Inc.	28,234	166,863
Quad/Graphics, Inc.	4,535	55,871
RR Donnelley & Sons Co. (a)	10,153	40,206
SP Plus Corp.*	3,343	98,752
Steelcase, Inc., Class A	12,675	187,970
Team, Inc.* (a)	4,662	68,298
Tetra Tech, Inc.	8,355	432,538
UniFirst Corp.	2,339	334,641
US Ecology, Inc.	3,397	213,943
Viad Corp.	3,030	151,773
VSE Corp.	1,247	37,298

		7,093,503

Communications Equipment 1.6%
Acacia Communications, Inc.* (a)	4,180	158,840
ADTRAN, Inc.	7,021	75,406
Aerohive Networks, Inc.*	4,650	15,159
Applied Optoelectronics, Inc.* (a)	2,957	45,627
CalAmp Corp.*	5,396	70,202

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Calix, Inc.*	6,872	$67,002
Casa Systems, Inc.*	4,162	54,647
Ciena Corp.*	21,632	733,541
Clearfield, Inc.*	1,689	16,755
Comtech Telecommunications Corp.	3,423	83,316
DASAN Zhone Solutions, Inc.*	858	11,935
Digi International, Inc.*	3,925	39,603
Extreme Networks, Inc.* (a)	17,269	105,341
Finisar Corp.*	17,661	381,478
Harmonic, Inc.*	12,914	60,954
Infinera Corp.* (a)	23,429	93,482
InterDigital, Inc.	5,243	348,292
KVH Industries, Inc.*	2,271	23,369
Lumentum Holdings, Inc.*	11,234	471,940
NETGEAR, Inc.* (a)	4,670	242,980
NetScout Systems, Inc.* (a)	11,429	270,067
Plantronics, Inc. (a)	4,962	164,242
Quantenna Communications, Inc.*	5,358	76,887
Ribbon Communications, Inc.*	7,889	38,025
ViaSat, Inc.* (a)	8,392	494,708
Viavi Solutions, Inc.*	34,334	345,057

		4,488,855

Construction & Engineering 1.0%
Aegion Corp.*	5,083	82,954
Ameresco, Inc., Class A*	2,705	38,140
Argan, Inc. (a)	2,244	84,913
Comfort Systems USA, Inc.	5,470	238,930
Dycom Industries, Inc.* (a)	4,522	244,369
EMCOR Group, Inc.	8,681	518,169
Granite Construction, Inc. (a)	6,620	266,654
Great Lakes Dredge & Dock Corp.*	8,250	54,615
HC2 Holdings, Inc.* (a)	6,027	15,911
IES Holdings, Inc.*	1,269	19,733
Infrastructure and Energy Alternatives, Inc.*	2,512	20,573
KBR, Inc.	21,461	325,778
MasTec, Inc.* (a)	9,585	388,768
MYR Group, Inc.*	2,509	70,678
Northwest Pipe Co.*	1,386	32,280
NV5 Global, Inc.*	1,422	86,102
Orion Group Holdings, Inc.*	4,033	17,302
Primoris Services Corp.	6,195	118,510
Sterling Construction Co., Inc.*	4,306	46,892
Tutor Perini Corp.* (a)	5,937	94,814
Willscot Corp.*	5,380	50,680

		2,816,765

Construction Materials 0.1%
Forterra, Inc.* (a)	2,705	10,171
Summit Materials, Inc., Class A* (a)	16,822	208,593
United States Lime & Minerals, Inc.	290	20,590
US Concrete, Inc.* (a)	2,396	84,531

		323,885

Consumer Finance 0.7%
Curo Group Holdings Corp.*	1,764	16,740
Elevate Credit, Inc.*	3,319	14,869
Encore Capital Group, Inc.* (a)	3,903	91,721
Enova International, Inc.*	4,966	96,638
EZCORP, Inc., Class A* (a)	7,214	55,764
FirstCash, Inc. (a)	6,569	475,267

14

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
Green Dot Corp., Class A*	7,253	$576,759
LendingClub Corp.* (a)	49,371	129,846
Nelnet, Inc., Class A	2,894	151,472
PRA Group, Inc.* (a)	6,919	168,616
Regional Management Corp.*	1,473	35,426
World Acceptance Corp.*	935	95,613

		1,908,731

Containers & Packaging 0.1%
Greif, Inc., Class A	3,948	146,510
Greif, Inc., Class B	825	36,630
Myers Industries, Inc.	5,302	80,113
UFP Technologies, Inc.*	941	28,268

		291,521

Distributors 0.1%
Core-Mark Holding Co., Inc.	6,962	161,866
Funko, Inc., Class A* (a)	1,440	18,936
Weyco Group, Inc.	905	26,399

		207,201

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	8,842	418,403
American Public Education, Inc.*	2,477	70,495
Career Education Corp.*	10,189	116,358
Carriage Services, Inc. (a)	2,897	44,904
Chegg, Inc.* (a)	16,444	467,339
Houghton Mifflin Harcourt Co.*	15,761	139,643
K12, Inc.*	5,576	138,229
Laureate Education, Inc., Class A*	14,401	219,471
Regis Corp.*	5,143	87,174
Sotheby’s*	5,454	216,742
Strategic Education, Inc. (a)	3,136	355,685
Weight Watchers International, Inc.*	5,857	225,787

		2,500,230

Diversified Financial Services 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	4,686	81,068
Cannae Holdings, Inc.*	10,562	180,821
FGL Holdings*	22,994	153,140
Marlin Business Services Corp.	1,273	28,426
On Deck Capital, Inc.*	8,123	47,926

		491,381

Diversified Telecommunication Services 0.5%
ATN International, Inc.	1,607	114,949
Cincinnati Bell, Inc.* (a)	6,618	51,488
Cogent Communications Holdings, Inc.	6,307	285,139
Consolidated Communications Holdings, Inc. (a)	10,448	103,226
Frontier Communications Corp.* (a)	15,719	37,411
Intelsat SA*	8,318	177,922
Iridium Communications, Inc.*	14,395	265,588
Ooma, Inc.*	2,962	41,113
ORBCOMM, Inc.* (a)	10,800	89,208
pdvWireless, Inc.*	1,370	51,224
Vonage Holdings Corp.*	33,208	289,906
Windstream Holdings, Inc.* (a)	6,223	13,006

		1,520,180

Common Stocks (continued)

	Shares	Value

Electric Utilities 1.2%
ALLETE, Inc.	7,691	$586,208
El Paso Electric Co.	6,219	311,758
IDACORP, Inc.	7,596	706,884
MGE Energy, Inc.	5,262	315,510
Otter Tail Corp.	6,008	298,237
PNM Resources, Inc.	12,070	495,956
Portland General Electric Co.	13,522	619,984
Spark Energy, Inc., Class A (a)	1,698	12,616

		3,347,153

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,096	48,980
Atkore International Group, Inc.*	5,846	115,985
AZZ, Inc. (a)	4,018	162,166
Babcock & Wilcox Enterprises, Inc.* (a)	4,943	1,930
Encore Wire Corp.	3,063	153,701
Energous Corp.* (a)	3,434	19,883
EnerSys	6,350	492,823
Enphase Energy, Inc.* (a)	12,665	59,905
FuelCell Energy, Inc.* (a)	11,942	6,574
Generac Holdings, Inc.*	9,161	455,302
Plug Power, Inc.* (a)	33,038	40,967
Powell Industries, Inc.	1,279	31,988
Preformed Line Products Co.	444	24,087
Sunrun, Inc.* (a)	14,714	160,235
Thermon Group Holdings, Inc.*	5,088	103,185
TPI Composites, Inc.* (a)	2,151	52,872
Vicor Corp.* (a)	2,564	96,894
Vivint Solar, Inc.*	5,153	19,633

		2,047,110

Electronic Equipment, Instruments & Components 2.4%
Anixter International, Inc.*	4,496	244,178
Arlo Technologies, Inc.* (a)	1,868	18,643
AVX Corp.	7,083	108,016
Badger Meter, Inc. (a)	4,268	210,028
Bel Fuse, Inc., Class B	1,401	25,806
Belden, Inc. (a)	6,084	254,129
Benchmark Electronics, Inc.	6,753	143,029
Control4 Corp.* (a)	3,857	67,883
CTS Corp.	5,021	129,994
Daktronics, Inc.	5,196	38,450
Electro Scientific Industries, Inc.*	4,903	146,894
ePlus, Inc.*	2,024	144,048
Fabrinet*	5,457	279,999
FARO Technologies, Inc.*	2,645	107,493
Fitbit, Inc., Class A* (a)	31,795	158,021
II-VI, Inc.* (a)	9,583	311,064
Insight Enterprises, Inc.*	5,362	218,501
Iteris, Inc.*	3,704	13,816
Itron, Inc.* (a)	5,208	246,286
KEMET Corp.	8,590	150,669
Kimball Electronics, Inc.*	3,816	59,110
Knowles Corp.*	13,199	175,679
Maxwell Technologies, Inc.* (a)	5,280	10,930
Mesa Laboratories, Inc.	521	108,571
Methode Electronics, Inc.	5,497	128,025
MTS Systems Corp.	2,785	111,762
Napco Security Technologies, Inc.*	1,749	27,547
nLight, Inc.*	3,485	61,963
Novanta, Inc.*	4,977	313,551

15

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
OSI Systems, Inc.* (a)	2,536	$185,889
PAR Technology Corp.*	1,652	35,931
Park Electrochemical Corp. (a)	2,802	50,632
PC Connection, Inc.	1,672	49,709
Plexus Corp.*	4,840	247,227
Rogers Corp.* (a)	2,791	276,476
Sanmina Corp.*	10,335	248,660
ScanSource, Inc.*	3,774	129,750
SYNNEX Corp.	6,306	509,777
Tech Data Corp.*	5,778	472,698
TTM Technologies, Inc.*	13,986	136,084
Vishay Intertechnology, Inc.	20,033	360,794
Vishay Precision Group, Inc.*	1,469	44,408

		6,762,120

Energy Equipment & Services 1.2%
Archrock, Inc.	19,321	144,714
Basic Energy Services, Inc.*	3,056	11,735
Bristow Group, Inc.* (a)	4,679	11,370
C&J Energy Services, Inc.* (a)	9,816	132,516
Cactus, Inc., Class A*	5,726	156,950
CARBO Ceramics, Inc.* (a)	3,321	11,557
Covia Holdings Corp.*	4,488	15,349
Dawson Geophysical Co.*	3,023	10,218
Diamond Offshore Drilling, Inc.* (a)	9,717	91,729
Dril-Quip, Inc.*	5,657	169,880
Era Group, Inc.*	2,867	25,058
Exterran Corp.*	4,892	86,588
Forum Energy Technologies, Inc.*	12,178	50,295
Frank’s International NV*	10,758	56,157
FTS International, Inc.*	5,014	35,650
Helix Energy Solutions Group, Inc.* (a)	21,148	114,411
Independence Contract Drilling, Inc.* (a)	9,112	28,429
ION Geophysical Corp.* (a)	1,557	8,065
Keane Group, Inc.* (a)	8,188	66,978
Key Energy Services, Inc.* (a)	1,491	3,086
KLX Energy Services Holdings, Inc.* (a)	3,054	71,616
Liberty Oilfield Services, Inc., Class A (a)	6,628	85,833
Mammoth Energy Services, Inc.	1,890	33,982
Matrix Service Co.*	4,311	77,339
McDermott International, Inc.*	26,780	175,141
Natural Gas Services Group, Inc.*	1,796	29,526
NCS Multistage Holdings, Inc.*	1,536	7,818
Newpark Resources, Inc.*	14,281	98,111
Nine Energy Service, Inc.*	2,277	51,324
Noble Corp. plc* (a)	36,556	95,777
Oceaneering International, Inc.* (a)	14,827	179,407
Oil States International, Inc.* (a)	9,052	129,263
PHI, Inc. (Non-Voting)* (a)	1,691	3,128
Pioneer Energy Services Corp.*	11,015	13,548
Profire Energy, Inc.*	3,381	4,902
ProPetro Holding Corp.* (a)	11,106	136,826
Quintana Energy Services, Inc.*	746	2,581
RigNet, Inc.*	1,939	24,509
Rowan Cos. plc, Class A* (a)	19,139	160,576
SEACOR Holdings, Inc.*	2,516	93,092
SEACOR Marine Holdings, Inc.*	2,349	27,624
Select Energy Services, Inc., Class A* (a)	6,647	42,009
Smart Sand, Inc.* (a)	3,181	7,062
Solaris Oilfield Infrastructure, Inc., Class A (a)	3,813	46,099

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Superior Energy Services, Inc.* (a)	22,693	$76,022
TETRA Technologies, Inc.*	18,055	30,332
Tidewater, Inc.*	4,531	86,678
Unit Corp.* (a)	7,771	110,970
US Silica Holdings, Inc. (a)	11,706	119,167

		3,250,997

Entertainment 0.6%
AMC Entertainment Holdings, Inc., Class A (a)	7,704	94,605
Eros International plc*	5,419	44,924
Glu Mobile, Inc.*	17,019	137,343
IMAX Corp.*	8,107	152,493
Liberty Media Corp.-Liberty Braves, Class C*	5,568	138,588
Liberty Media Corp-Liberty Braves, Class A*	1,426	35,564
LiveXLive Media, Inc.* (a)	4,730	23,413
Marcus Corp. (The)	2,909	114,905
Pandora Media, Inc.*	39,436	319,037
Reading International, Inc., Class A*	2,427	35,289
Rosetta Stone, Inc.*	2,880	47,232
World Wrestling Entertainment, Inc., Class A	6,511	486,502

		1,629,895

Equity Real Estate Investment Trusts (REITs) 6.5%
Acadia Realty Trust	12,132	288,256
Agree Realty Corp.	5,041	298,024
Alexander & Baldwin, Inc.*	10,214	187,733
Alexander’s, Inc.	324	98,736
American Assets Trust, Inc.	5,811	233,428
Americold Realty Trust	12,884	329,057
Armada Hoffler Properties, Inc.	7,657	107,657
Ashford Hospitality Trust, Inc.	12,727	50,908
Bluerock Residential Growth REIT, Inc.	3,340	30,127
Braemar Hotels & Resorts, Inc.	4,559	40,712
BRT Apartments Corp.	1,211	13,854
CareTrust REIT, Inc.	10,927	201,712
CatchMark Timber Trust, Inc., Class A	7,202	51,134
CBL & Associates Properties, Inc.	25,168	48,323
Cedar Realty Trust, Inc.	12,820	40,255
Chatham Lodging Trust	6,804	120,295
Chesapeake Lodging Trust	9,070	220,855
City Office REIT, Inc.	6,372	65,313
Clipper Realty, Inc.	2,339	30,571
Community Healthcare Trust, Inc.	2,763	79,657
CoreCivic, Inc.	18,089	322,527
CorEnergy Infrastructure Trust, Inc.	1,869	61,827
CorePoint Lodging, Inc.	6,147	75,301
Cousins Properties, Inc.	63,586	502,329
DiamondRock Hospitality Co.	31,928	289,906
Easterly Government Properties, Inc.	9,238	144,852
EastGroup Properties, Inc.	5,228	479,564
Farmland Partners, Inc.	4,621	20,979
First Industrial Realty Trust, Inc.	18,814	542,972
Four Corners Property Trust, Inc.	10,192	267,030
Franklin Street Properties Corp.	16,580	103,293
Front Yard Residential Corp.	7,172	62,612
GEO Group, Inc. (The)	18,282	360,155
Getty Realty Corp.	4,987	146,668
Gladstone Commercial Corp.	4,644	83,221
Gladstone Land Corp.	1,931	22,168
Global Medical REIT, Inc.	2,681	23,834

16

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Global Net Lease, Inc.	11,111	$195,776
Government Properties Income Trust	14,108	96,922
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,688	146,456
Healthcare Realty Trust, Inc.	18,610	529,268
Hersha Hospitality Trust	5,296	92,892
Independence Realty Trust, Inc.	13,063	119,918
Industrial Logistics Properties Trust	9,575	188,344
InfraREIT, Inc.	6,556	137,807
Innovative Industrial Properties, Inc.	937	42,530
Investors Real Estate Trust	1,753	86,030
iStar, Inc.	9,512	87,225
Jernigan Capital, Inc.	2,837	56,229
Kite Realty Group Trust	12,407	174,815
Lexington Realty Trust	32,879	269,937
LTC Properties, Inc.	5,952	248,079
Mack-Cali Realty Corp.	13,542	265,288
MedEquities Realty Trust, Inc.	4,208	28,783
Monmouth Real Estate Investment Corp.	13,576	168,342
National Health Investors, Inc.	6,177	466,611
National Storage Affiliates Trust	8,587	227,212
New Senior Investment Group, Inc.	10,983	45,250
NexPoint Residential Trust, Inc.	2,792	97,860
NorthStar Realty Europe Corp.	6,954	101,111
One Liberty Properties, Inc.	2,150	52,073
Pebblebrook Hotel Trust	20,710	586,300
Pennsylvania REIT	11,236	66,742
Physicians Realty Trust	27,728	444,480
Piedmont Office Realty Trust, Inc., Class A	19,351	329,741
PotlatchDeltic Corp.	10,140	320,830
Preferred Apartment Communities, Inc., Class A	6,019	84,627
PS Business Parks, Inc.	2,951	386,581
QTS Realty Trust, Inc., Class A	7,782	288,323
Retail Opportunity Investments Corp.	16,948	269,134
Rexford Industrial Realty, Inc.	13,940	410,812
RLJ Lodging Trust	26,483	434,321
RPT Realty	11,941	142,695
Ryman Hospitality Properties, Inc.	6,705	447,157
Sabra Health Care REIT, Inc.	27,086	446,377
Safety Income & Growth, Inc.	1,151	21,650
Saul Centers, Inc.	1,823	86,082
Select Income REIT	13,234	97,402
Seritage Growth Properties, Class A	5,043	163,040
Spirit MTA REIT	6,369	45,411
STAG Industrial, Inc.	15,013	373,523
Summit Hotel Properties, Inc.	15,476	150,582
Sunstone Hotel Investors, Inc.	34,728	451,811
Tanger Factory Outlet Centers, Inc.	13,895	280,957
Terreno Realty Corp.	8,848	311,184
Tier REIT, Inc.	8,368	172,632
UMH Properties, Inc.	4,974	58,892
Universal Health Realty Income Trust	1,945	119,365
Urban Edge Properties	16,545	274,978
Urstadt Biddle Properties, Inc., Class A	4,743	91,161
Washington Prime Group, Inc.	27,979	135,978
Washington REIT	12,090	278,070
Whitestone REIT	6,013	73,719
Xenia Hotels & Resorts, Inc.	16,905	290,766

		18,105,926

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	4,093	$122,340
BJ’s Wholesale Club Holdings, Inc.* (a)	11,055	244,979
Chefs’ Warehouse, Inc. (The)* (a)	3,293	105,310
Ingles Markets, Inc., Class A (a)	2,038	55,474
Natural Grocers by Vitamin Cottage, Inc.*	1,316	20,174
Performance Food Group Co.*	15,453	498,668
PriceSmart, Inc.	3,320	196,212
Rite Aid Corp.* (a)	157,392	111,481
Smart & Final Stores, Inc.* (a)	3,274	15,519
SpartanNash Co.	5,306	91,157
United Natural Foods, Inc.* (a)	7,495	79,372
Village Super Market, Inc., Class A	1,159	30,992
Weis Markets, Inc. (a)	1,388	66,319

		1,637,997

Food Products 1.2%
Alico, Inc.	445	13,128
B&G Foods, Inc. (a)	10,013	289,476
Calavo Growers, Inc. (a)	2,414	176,126
Cal-Maine Foods, Inc. (a)	4,777	202,067
Darling Ingredients, Inc.*	24,797	477,094
Dean Foods Co. (a)	13,163	50,151
Farmer Brothers Co.*	1,486	34,668
Fresh Del Monte Produce, Inc.	4,514	127,611
Freshpet, Inc.*	4,015	129,122
Hostess Brands, Inc.* (a)	15,060	164,756
J&J Snack Foods Corp.	2,247	324,894
John B Sanfilippo & Son, Inc. (a)	1,338	74,473
Lancaster Colony Corp.	2,829	500,337
Landec Corp.*	3,904	46,223
Limoneira Co.	2,345	45,845
Sanderson Farms, Inc. (a)	3,113	309,090
Seneca Foods Corp., Class A*	1,005	28,361
Simply Good Foods Co. (The)*	9,160	173,124
Tootsie Roll Industries, Inc. (a)	2,472	82,565

		3,249,111

Gas Utilities 1.1%
Chesapeake Utilities Corp.	2,367	192,437
New Jersey Resources Corp.	13,192	602,479
Northwest Natural Holding Co.	4,415	266,931
ONE Gas, Inc.	7,797	620,641
RGC Resources, Inc.	1,192	35,712
South Jersey Industries, Inc. (a)	13,076	363,513
Southwest Gas Holdings, Inc.	7,422	567,783
Spire, Inc. (a)	7,402	548,340

		3,197,836

Health Care Equipment & Supplies 3.6%
Accuray, Inc.*	12,089	41,224
AngioDynamics, Inc.*	5,640	113,533
Anika Therapeutics, Inc.* (a)	2,063	69,337
Antares Pharma, Inc.*	22,707	61,763
AtriCure, Inc.*	5,679	173,777
Atrion Corp.	213	157,850
Avanos Medical, Inc.* (a)	7,135	319,577
AxoGen, Inc.* (a)	5,149	105,194
Axonics Modulation Technologies, Inc.* (a)	1,117	16,878
Cardiovascular Systems, Inc.*	5,212	148,490
Cerus Corp.*	20,332	103,083

17

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
CONMED Corp.	3,796	$243,703
CryoLife, Inc.*	5,476	155,409
CryoPort, Inc.* (a)	3,662	40,392
Cutera, Inc.*	1,910	32,508
CytoSorbents Corp.*	4,784	38,655
ElectroCore, Inc.* (a)	992	6,210
Endologix, Inc.*	11,900	8,520
FONAR Corp.*	897	18,155
GenMark Diagnostics, Inc.* (a)	7,385	35,891
Glaukos Corp.* (a)	5,154	289,500
Globus Medical, Inc., Class A* (a)	11,005	476,296
Haemonetics Corp.*	7,847	785,092
Helius Medical Technologies, Inc.* (a)	2,779	25,456
Heska Corp.*	1,013	87,219
Inogen, Inc.* (a)	2,710	336,501
Integer Holdings Corp.*	4,735	361,091
IntriCon Corp.*	1,088	28,701
Invacare Corp. (a)	4,699	20,206
iRadimed Corp.*	526	12,866
iRhythm Technologies, Inc.*	3,677	255,478
Lantheus Holdings, Inc.*	5,503	86,122
LeMaitre Vascular, Inc. (a)	2,380	56,263
LivaNova plc*	7,370	674,134
Meridian Bioscience, Inc.	6,350	110,236
Merit Medical Systems, Inc.*	8,072	450,498
Natus Medical, Inc.* (a)	5,000	170,150
Neogen Corp.*	7,615	434,055
Neuronetics, Inc.*	991	19,176
Nevro Corp.*	4,330	168,394
Novocure Ltd.*	11,054	370,088
NuVasive, Inc.* (a)	7,789	386,023
Nuvectra Corp.*	2,640	43,138
NxStage Medical, Inc.*	10,027	286,973
OraSure Technologies, Inc.*	8,885	103,777
Orthofix Medical, Inc.*	2,620	137,524
OrthoPediatrics Corp.*	1,019	35,543
Oxford Immunotec Global plc*	3,661	46,788
Pulse Biosciences, Inc.* (a)	1,727	19,791
Quidel Corp.*	5,119	249,910
Rockwell Medical, Inc.* (a)	6,905	15,605
RTI Surgical, Inc.*	7,941	29,382
SeaSpine Holdings Corp.*	2,335	42,590
Senseonics Holdings, Inc.* (a)	12,867	33,326
SI-BONE, Inc.*	1,341	28,014
Sientra, Inc.*	3,410	43,341
STAAR Surgical Co.* (a)	6,578	209,904
Surmodics, Inc.*	1,946	91,968
Tactile Systems Technology, Inc.*	2,681	122,120
Tandem Diabetes Care, Inc.* (a)	7,621	289,369
TransEnterix, Inc.* (a)	22,968	51,908
Utah Medical Products, Inc. (a)	493	40,958
Varex Imaging Corp.*	5,680	134,502
ViewRay, Inc.* (a)	9,076	55,091
Wright Medical Group NV*	18,847	513,015

		10,118,231

Health Care Providers & Services 1.9%
AAC Holdings, Inc.* (a)	1,659	2,323
Addus HomeCare Corp.*	1,433	97,272
Amedisys, Inc.* (a)	3,997	468,089

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
American Renal Associates Holdings, Inc.*	1,974	$22,740
AMN Healthcare Services, Inc.* (a)	7,023	397,923
Apollo Medical Holdings, Inc.*	556	11,037
BioScrip, Inc.*	19,224	68,630
BioTelemetry, Inc.* (a)	5,005	298,899
Brookdale Senior Living, Inc.* (a)	28,109	188,330
Capital Senior Living Corp.* (a)	3,553	24,160
Civitas Solutions, Inc.*	2,321	40,641
Community Health Systems, Inc.* (a)	12,284	34,641
CorVel Corp.* (a)	1,351	83,384
Cross Country Healthcare, Inc.*	5,144	37,706
Diplomat Pharmacy, Inc.* (a)	8,371	112,674
Ensign Group, Inc. (The)	7,589	294,377
Genesis Healthcare, Inc.*	8,300	9,794
Guardant Health, Inc.*	2,204	82,848
HealthEquity, Inc.*	8,210	489,726
LHC Group, Inc.* (a)	4,410	414,011
Magellan Health, Inc.*	3,629	206,454
National HealthCare Corp.	1,834	143,877
National Research Corp.	1,689	64,418
Owens & Minor, Inc. (a)	9,188	58,160
Patterson Cos., Inc. (a)	12,284	241,503
PetIQ, Inc.*	2,415	56,680
Providence Service Corp. (The)*	1,745	104,735
Quorum Health Corp.*	4,229	12,222
R1 RCM, Inc.*	15,262	121,333
RadNet, Inc.* (a)	5,856	59,556
Select Medical Holdings Corp.*	16,577	254,457
Surgery Partners, Inc.*	2,727	26,697
Tenet Healthcare Corp.*	12,685	217,421
Tivity Health, Inc.*	6,131	152,110
Triple-S Management Corp., Class B*	3,303	57,439
US Physical Therapy, Inc. (a)	1,925	197,024
Vapotherm, Inc.*	771	15,381

		5,168,672

Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc.* (a)	26,181	252,385
Castlight Health, Inc., Class B*	11,594	25,159
Computer Programs & Systems, Inc.	1,638	41,114
Evolent Health, Inc., Class A*	10,455	208,577
HealthStream, Inc.	4,044	97,663
HMS Holdings Corp.*	12,426	349,543
Inovalon Holdings, Inc., Class A* (a)	10,235	145,132
Inspire Medical Systems, Inc.*	1,813	76,599
Medidata Solutions, Inc.* (a)	8,737	589,048
NantHealth, Inc.* (a)	2,346	1,277
NextGen Healthcare Information Systems LLC*	7,934	120,200
Omnicell, Inc.* (a)	5,849	358,193
Simulations Plus, Inc.	1,594	31,721
Tabula Rasa HealthCare, Inc.* (a)	2,679	170,813
Teladoc Health, Inc.*	10,167	503,978
Vocera Communications, Inc.* (a)	4,551	179,082

		3,150,484

Hotels, Restaurants & Leisure 2.9%
BBX Capital Corp.	9,629	55,174
Belmond Ltd., Class A*	13,549	339,131
Biglari Holdings, Inc., Class A*	14	8,227
BJ’s Restaurants, Inc. (a)	3,152	159,397

18

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Bloomin’ Brands, Inc.	12,584	$225,128
Bluegreen Vacations Corp. (a)	1,093	14,132
Bojangles’, Inc.*	2,541	40,859
Boyd Gaming Corp.	12,406	257,797
Brinker International, Inc. (a)	5,855	257,503
Carrols Restaurant Group, Inc.*	4,988	49,082
Century Casinos, Inc.*	3,736	27,609
Cheesecake Factory, Inc. (The)	6,414	279,073
Churchill Downs, Inc. (a)	1,778	433,725
Chuy’s Holdings, Inc.*	2,403	42,629
Cracker Barrel Old Country Store, Inc. (a)	2,859	457,040
Dave & Buster’s Entertainment, Inc. (a)	5,974	266,201
Del Frisco’s Restaurant Group, Inc.* (a)	5,267	37,659
Del Taco Restaurants, Inc.*	4,778	47,732
Denny’s Corp.*	9,237	149,732
Dine Brands Global, Inc.	2,487	167,475
Drive Shack, Inc.* (a)	8,998	35,272
El Pollo Loco Holdings, Inc.*	3,390	51,426
Eldorado Resorts, Inc.*	9,962	360,724
Empire Resorts, Inc.* (a)	444	4,498
Fiesta Restaurant Group, Inc.* (a)	3,484	54,037
Golden Entertainment, Inc.* (a)	2,792	44,728
Habit Restaurants, Inc. (The), Class A*	2,927	30,734
International Speedway Corp., Class A	3,640	159,650
J Alexander’s Holdings, Inc.*	1,877	15,448
Jack in the Box, Inc.	4,096	317,972
Lindblad Expeditions Holdings, Inc.* (a)	3,327	44,781
Marriott Vacations Worldwide Corp.	5,865	413,541
Monarch Casino & Resort, Inc.*	1,741	66,402
Nathan’s Famous, Inc.	411	27,311
Noodles & Co.* (a)	2,504	17,503
OBH, Inc.*	149	16,923
Papa John’s International, Inc. (a)	3,356	133,602
Penn National Gaming, Inc.* (a)	16,643	313,388
Planet Fitness, Inc., Class A*	13,305	713,414
PlayAGS, Inc.*	3,373	77,579
Potbelly Corp.* (a)	3,312	26,662
RCI Hospitality Holdings, Inc.	1,313	29,319
Red Lion Hotels Corp.*	2,434	19,959
Red Robin Gourmet Burgers, Inc.* (a)	2,037	54,429
Red Rock Resorts, Inc., Class A	10,634	215,977
Ruth’s Hospitality Group, Inc.	4,469	101,580
Scientific Games Corp.* (a)	8,443	150,961
SeaWorld Entertainment, Inc.*	8,233	181,867
Shake Shack, Inc., Class A* (a)	3,816	173,323
Speedway Motorsports, Inc.	1,696	27,594
Texas Roadhouse, Inc. (a)	10,221	610,194
Town Sports International Holdings, Inc.*	2,108	13,491
Wingstop, Inc.	4,420	283,720

		8,103,314

Household Durables 1.5%
Bassett Furniture Industries, Inc.	1,476	29,579
Beazer Homes USA, Inc.*	4,524	42,887
Cavco Industries, Inc.*	1,278	166,626
Century Communities, Inc.* (a)	4,086	70,524
Ethan Allen Interiors, Inc.	3,610	63,500
Flexsteel Industries, Inc.	1,117	24,663
GoPro, Inc., Class A* (a)	16,843	71,414
Green Brick Partners, Inc.*	3,532	25,572
Hamilton Beach Brands Holding Co., Class A	961	22,545

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
Helen of Troy Ltd.*	3,966	$520,260
Hooker Furniture Corp.	1,670	43,988
Hovnanian Enterprises, Inc., Class A* (a)	17,877	12,226
Installed Building Products, Inc.*	3,410	114,883
iRobot Corp.* (a)	4,084	341,994
KB Home (a)	13,122	250,630
La-Z-Boy, Inc. (a)	6,969	193,111
LGI Homes, Inc.* (a)	2,720	122,998
Lifetime Brands, Inc.	1,965	19,709
Lovesac Co. (The)* (a)	904	20,738
M/I Homes, Inc.*	4,082	85,804
MDC Holdings, Inc.	6,814	191,542
Meritage Homes Corp.*	5,859	215,142
New Home Co., Inc. (The)*	1,805	9,440
Purple Innovation, Inc.* (a)	809	4,765
Roku, Inc.*	6,467	198,149
Skyline Champion Corp.	4,308	63,284
Sonos, Inc.* (a)	2,574	25,277
Taylor Morrison Home Corp., Class A*	17,773	282,591
TopBuild Corp.*	5,418	243,810
TRI Pointe Group, Inc.* (a)	21,611	236,208
Tupperware Brands Corp.	7,440	234,881
Turtle Beach Corp.* (a)	1,155	16,482
Universal Electronics, Inc.*	2,042	51,622
Vuzix Corp.* (a)	3,448	16,585
William Lyon Homes, Class A*	4,636	49,559
ZAGG, Inc.*	3,936	38,494

		4,121,482

Household Products 0.2%
Central Garden & Pet Co.*	1,491	51,365
Central Garden & Pet Co., Class A*	6,179	193,094
Oil-Dri Corp. of America	733	19,424
WD-40 Co. (a)	2,061	377,699

		641,582

Independent Power and Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	16,718	36,278
Clearway Energy, Inc., Class A	5,446	92,146
Clearway Energy, Inc., Class C	11,248	194,028
Ormat Technologies, Inc. (a)	6,058	316,833
Pattern Energy Group, Inc., Class A	12,256	228,207
TerraForm Power, Inc., Class A	10,816	121,356

		988,848

Industrial Conglomerates 0.1%
Raven Industries, Inc.	5,391	195,100

Insurance 2.8%
Ambac Financial Group, Inc.*	7,148	123,231
American Equity Investment Life Holding Co.	13,356	373,167
AMERISAFE, Inc.	2,763	156,634
Argo Group International Holdings Ltd.	4,924	331,139
Citizens, Inc.* (a)	7,626	57,347
CNO Financial Group, Inc.	25,202	375,006
Crawford & Co., Class B	1,796	16,164
Donegal Group, Inc., Class A	1,265	17,261
eHealth, Inc.*	2,761	106,078
EMC Insurance Group, Inc.	1,449	46,151
Employers Holdings, Inc.	4,749	199,316

19

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Enstar Group Ltd.*	1,812	$303,637
FBL Financial Group, Inc., Class A	1,512	99,263
FedNat Holding Co.	1,723	34,322
Genworth Financial, Inc., Class A*	76,753	357,669
Global Indemnity Ltd.	1,184	42,896
Goosehead Insurance, Inc., Class A* (a)	1,401	36,832
Greenlight Capital Re Ltd., Class A* (a)	4,316	37,204
Hallmark Financial Services, Inc.*	1,950	20,845
HCI Group, Inc. (a)	1,136	57,720
Health Insurance Innovations, Inc., Class A* (a)	1,911	51,081
Heritage Insurance Holdings, Inc.	3,127	46,029
Horace Mann Educators Corp. (a)	6,062	227,022
Independence Holding Co.	682	24,006
Investors Title Co.	213	37,633
James River Group Holdings Ltd.	3,851	140,716
Kemper Corp. (a)	7,828	519,623
Kingstone Cos., Inc.	1,322	23,386
Kinsale Capital Group, Inc.	2,979	165,513
Maiden Holdings Ltd.	10,147	16,743
MBIA, Inc.*	13,199	117,735
National General Holdings Corp. (a)	9,881	239,219
National Western Life Group, Inc., Class A	351	105,546
Navigators Group, Inc. (The)	3,067	213,126
NI Holdings, Inc.*	1,490	23,438
Primerica, Inc.	6,404	625,735
ProAssurance Corp.	7,822	317,260
Protective Insurance Corp., Class B	1,338	22,278
RLI Corp. (a)	5,879	405,592
Safety Insurance Group, Inc.	2,224	181,945
Selective Insurance Group, Inc. (a)	8,697	529,995
State Auto Financial Corp.	2,491	84,794
Stewart Information Services Corp.	3,466	143,492
Third Point Reinsurance Ltd.*	11,560	111,438
Tiptree, Inc.	3,691	20,633
Trupanion, Inc.* (a)	3,788	96,442
United Fire Group, Inc. (a)	3,224	178,771
United Insurance Holdings Corp.	2,985	49,611
Universal Insurance Holdings, Inc.	4,728	179,286

		7,689,970

Interactive Media & Services 0.5%
Care.com, Inc.*	2,873	55,478
Cargurus, Inc.*	7,447	251,187
Cars.com, Inc.* (a)	10,561	227,062
Liberty TripAdvisor Holdings, Inc., Class A*	11,078	176,029
Meet Group, Inc. (The)* (a)	11,088	51,337
QuinStreet, Inc.* (a)	6,798	110,332
Travelzoo*	719	7,068
TrueCar, Inc.*	14,166	128,344
Yelp, Inc.* (a)	12,284	429,817

		1,436,654

Internet & Direct Marketing Retail 1.0%
1-800-Flowers.com, Inc., Class A*	3,886	47,526
Duluth Holdings, Inc., Class B* (a)	1,299	32,774
Etsy, Inc.* (a)	18,053	858,781
Gaia, Inc.* (a)	1,635	16,939
Groupon, Inc.* (a)	68,330	218,656
Lands’ End, Inc.*	1,555	22,096

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail (continued)
Leaf Group Ltd.*	2,839	$19,447
Liberty Expedia Holdings, Inc., Class A*	8,313	325,121
Liquidity Services, Inc.*	3,759	23,193
Nutrisystem, Inc.	4,578	200,883
Overstock.com, Inc.* (a)	3,583	48,657
PetMed Express, Inc. (a)	3,005	69,896
Quotient Technology, Inc.*	12,413	132,571
Remark Holdings, Inc.* (a)	4,060	4,913
Shutterfly, Inc.*	5,028	202,427
Shutterstock, Inc.	2,817	101,440
Stamps.com, Inc.*	2,659	413,847

		2,739,167

IT Services 2.0%
Brightcove, Inc.*	5,732	40,353
CACI International, Inc., Class A*	3,710	534,351
Carbonite, Inc.* (a)	4,955	125,163
Cardtronics plc, Class A* (a)	6,070	157,820
Cass Information Systems, Inc.	2,212	117,059
ConvergeOne Holdings, Inc.	4,084	50,560
CSG Systems International, Inc. (a)	4,969	157,865
Endurance International Group Holdings, Inc.* (a)	10,405	69,193
Everi Holdings, Inc.*	9,403	48,425
EVERTEC, Inc.	9,241	265,217
Evo Payments, Inc., Class A* (a)	3,716	91,674
Exela Technologies, Inc.* (a)	6,956	27,059
ExlService Holdings, Inc.* (a)	5,077	267,152
GTT Communications, Inc.* (a)	6,357	150,407
Hackett Group, Inc. (The)	3,780	60,518
I3 Verticals, Inc., Class A*	1,252	30,173
Information Services Group, Inc.*	4,839	20,517
Internap Corp.* (a)	4,314	17,903
Limelight Networks, Inc.*	15,825	37,030
LiveRamp Holdings, Inc.* (a)	11,841	457,418
ManTech International Corp., Class A	3,950	206,565
MAXIMUS, Inc.	9,637	627,272
MoneyGram International, Inc.* (a)	4,205	8,410
NIC, Inc.	9,702	121,081
Perficient, Inc.*	5,245	116,754
Perspecta, Inc.	21,826	375,844
PFSweb, Inc.*	2,251	11,548
Presidio, Inc.	5,727	74,737
PRGX Global, Inc.*	3,011	28,514
Science Applications International Corp. (a)	6,411	408,381
ServiceSource International, Inc.*	11,169	12,063
Sykes Enterprises, Inc.*	5,890	145,660
Travelport Worldwide Ltd.	19,047	297,514
TTEC Holdings, Inc.	2,184	62,397
Tucows, Inc., Class A* (a)	1,418	85,165
Unisys Corp.* (a)	7,598	88,365
Virtusa Corp.*	4,362	185,778

		5,581,905

Leisure Products 0.4%
Acushnet Holdings Corp.	5,175	109,037
American Outdoor Brands Corp.*	8,226	105,786
Callaway Golf Co.	14,099	215,715
Clarus Corp.	2,997	30,330
Escalade, Inc.	1,601	18,331

20

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Leisure Products (continued)
Johnson Outdoors, Inc., Class A	702	$41,236
Malibu Boats, Inc., Class A*	3,079	107,149
Marine Products Corp.	1,164	19,683
MasterCraft Boat Holdings, Inc.*	2,667	49,873
Nautilus, Inc.* (a)	4,377	47,709
Sturm Ruger & Co., Inc.	2,545	135,445
Vista Outdoor, Inc.* (a)	8,451	95,919
YETI Holdings, Inc.*	2,734	40,573

		1,016,786

Life Sciences Tools & Services 0.5%
Accelerate Diagnostics, Inc.* (a)	3,805	43,757
Cambrex Corp.* (a)	5,126	193,558
ChromaDex Corp.* (a)	5,713	19,595
Codexis, Inc.* (a)	7,498	125,217
Enzo Biochem, Inc.*	6,392	17,770
Fluidigm Corp.*	3,981	34,316
Harvard Bioscience, Inc.*	4,745	15,089
Luminex Corp. (a)	6,371	147,234
Medpace Holdings, Inc.*	3,246	171,811
NanoString Technologies, Inc.*	3,805	56,428
NeoGenomics, Inc.*	9,626	121,384
Pacific Biosciences of California, Inc.*	20,776	153,742
Quanterix Corp.*	1,315	24,078
Syneos Health, Inc.* (a)	9,400	369,890

		1,493,869

Machinery 3.6%
Actuant Corp., Class A	9,445	198,251
Alamo Group, Inc. (a)	1,440	111,341
Albany International Corp., Class A	4,308	268,948
Altra Industrial Motion Corp.	9,294	233,744
Astec Industries, Inc. (a)	3,400	102,646
Barnes Group, Inc.	7,156	383,705
Blue Bird Corp.*	2,159	39,272
Briggs & Stratton Corp.	6,470	84,628
Chart Industries, Inc.* (a)	4,625	300,764
CIRCOR International, Inc.* (a)	2,388	50,864
Columbus McKinnon Corp. (a)	3,342	100,728
Commercial Vehicle Group, Inc.*	4,548	25,924
DMC Global, Inc.	2,197	77,159
Douglas Dynamics, Inc.	3,334	119,657
Eastern Co. (The)	820	19,828
Energy Recovery, Inc.* (a)	5,271	35,474
EnPro Industries, Inc. (a)	3,125	187,812
ESCO Technologies, Inc. (a)	3,792	250,082
Evoqua Water Technologies Corp.* (a)	11,319	108,662
Federal Signal Corp.	9,132	181,727
Franklin Electric Co., Inc.	7,079	303,548
FreightCar America, Inc.*	1,762	11,788
Gencor Industries, Inc.*	1,310	14,371
Global Brass & Copper Holdings, Inc.	3,228	81,184
Gorman-Rupp Co. (The)	2,739	88,771
Graham Corp.	1,391	31,770
Greenbrier Cos., Inc. (The)	4,869	192,520
Harsco Corp.*	12,269	243,662
Hillenbrand, Inc.	9,524	361,245
Hurco Cos., Inc.	900	32,130
Hyster-Yale Materials Handling, Inc.	1,618	100,251
John Bean Technologies Corp.	4,753	341,313

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Kadant, Inc.	1,635	$133,187
Kennametal, Inc.	12,248	407,613
LB Foster Co., Class A*	1,468	23,341
Lindsay Corp.	1,638	157,657
Lydall, Inc.*	2,577	52,339
Manitex International, Inc.*	2,125	12,070
Manitowoc Co., Inc. (The)*	5,237	77,350
Meritor, Inc.*	12,500	211,375
Milacron Holdings Corp.*	10,263	122,027
Miller Industries, Inc.	1,610	43,470
Mueller Industries, Inc.	8,461	197,649
Mueller Water Products, Inc., Class A (a)	23,388	212,831
Navistar International Corp.*	7,568	196,390
NN, Inc. (a)	6,593	44,239
Omega Flex, Inc.	425	22,980
Park-Ohio Holdings Corp.	1,282	39,345
Proto Labs, Inc.*	4,112	463,792
RBC Bearings, Inc.*	3,606	472,747
REV Group, Inc. (a)	4,408	33,104
Rexnord Corp.* (a)	15,722	360,820
Spartan Motors, Inc.	4,941	35,723
SPX Corp.*	6,715	188,087
SPX FLOW, Inc.*	6,381	194,110
Standex International Corp.	1,924	129,254
Sun Hydraulics Corp. (a)	4,445	147,530
Tennant Co.	2,763	143,980
Titan International, Inc.	7,207	33,585
TriMas Corp.*	7,020	191,576
Twin Disc, Inc.*	1,240	18,290
Wabash National Corp.	8,446	110,474
Watts Water Technologies, Inc., Class A	4,206	271,413
Woodward, Inc.	8,086	600,709

		10,032,826

Marine 0.1%
Costamare, Inc.	7,377	32,385
Eagle Bulk Shipping, Inc.*	7,115	32,800
Genco Shipping & Trading Ltd.*	1,113	8,782
Matson, Inc.	6,459	206,817
Safe Bulkers, Inc.*	7,148	12,724
Scorpio Bulkers, Inc.	8,714	48,188

		341,696

Media 1.4%
Beasley Broadcast Group, Inc., Class A	672	2,520
Boston Omaha Corp., Class A* (a)	736	17,222
Cardlytics, Inc.* (a)	793	8,588
Central European Media Enterprises Ltd., Class A*	14,989	41,669
Clear Channel Outdoor Holdings, Inc., Class A	5,343	27,730
Daily Journal Corp.* (a)	163	38,142
Emerald Expositions Events, Inc.	3,660	45,164
Entercom Communications Corp., Class A (a)	19,206	109,666
Entravision Communications Corp., Class A	9,619	27,991
EW Scripps Co. (The), Class A (a)	6,879	108,207
Fluent, Inc.*	5,585	20,106
Gannett Co., Inc. (a)	16,902	144,174
Gray Television, Inc.* (a)	11,937	175,951

21

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Hemisphere Media Group, Inc.*	2,604	$31,613
Liberty Latin America Ltd., Class A*	6,440	93,251
Liberty Latin America Ltd., Class C*	17,093	249,045
Loral Space & Communications, Inc.*	2,002	74,575
MDC Partners, Inc., Class A*	8,253	21,540
Meredith Corp. (a)	5,921	307,537
MSG Networks, Inc., Class A* (a)	8,957	211,027
National CineMedia, Inc.	11,397	73,853
New Media Investment Group, Inc.	8,840	102,279
New York Times Co. (The), Class A (a)	19,927	444,173
Nexstar Media Group, Inc., Class A (a)	6,805	535,145
Saga Communications, Inc., Class A	572	19,008
Scholastic Corp.	4,298	173,038
Sinclair Broadcast Group, Inc., Class A	10,356	272,777
TechTarget, Inc.* (a)	3,064	37,411
TEGNA, Inc.	32,580	354,145
Tribune Publishing Co.*	2,532	28,713
WideOpenWest, Inc.*	4,636	33,055

		3,829,315

Metals & Mining 1.2%
AK Steel Holding Corp.* (a)	47,056	105,876
Allegheny Technologies, Inc.*	19,207	418,136
Carpenter Technology Corp.	6,991	248,949
Century Aluminum Co.*	7,207	52,683
Cleveland-Cliffs, Inc.* (a)	45,297	348,334
Coeur Mining, Inc.*	27,656	123,622
Commercial Metals Co.	17,526	280,766
Compass Minerals International, Inc.	5,281	220,165
Gold Resource Corp.	7,640	30,560
Haynes International, Inc.	1,795	47,388
Hecla Mining Co. (a)	68,199	160,950
Kaiser Aluminum Corp.	2,426	216,618
Livent Corp.* (a)	3,813	52,619
Materion Corp.	3,001	135,015
Olympic Steel, Inc.	1,332	19,008
Ramaco Resources, Inc.* (a)	724	3,584
Ryerson Holding Corp.*	2,323	14,728
Schnitzer Steel Industries, Inc., Class A (a)	4,045	87,170
SunCoke Energy, Inc.*	9,874	84,423
Synalloy Corp.	1,236	20,505
Tahoe Resources, Inc.*	47,434	173,134
TimkenSteel Corp.* (a)	6,640	58,034
Universal Stainless & Alloy Products, Inc.*	1,471	23,845
Warrior Met Coal, Inc.	6,474	156,088
Worthington Industries, Inc. (a)	6,294	219,283

		3,301,483

Mortgage Real Estate Investment Trusts (REITs) 1.1%
AG Mortgage Investment Trust, Inc.	4,078	64,963
Anworth Mortgage Asset Corp.	14,111	57,008
Apollo Commercial Real Estate Finance, Inc.	18,703	311,592
Arbor Realty Trust, Inc.	8,568	86,280
Ares Commercial Real Estate Corp.	3,875	50,530
ARMOUR Residential REIT, Inc.	6,669	136,715
Blackstone Mortgage Trust, Inc., Class A	16,742	533,400
Capstead Mortgage Corp.	13,779	91,906
Cherry Hill Mortgage Investment Corp.	2,567	45,025
Colony Credit Real Estate, Inc.	12,693	200,422
Dynex Capital, Inc.	9,679	55,364
Exantas Capital Corp.	4,355	43,637

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Granite Point Mortgage Trust, Inc.	6,216	$112,075
Great Ajax Corp.	2,292	27,619
Invesco Mortgage Capital, Inc.	16,904	244,770
KKR Real Estate Finance Trust, Inc.	3,512	67,255
Ladder Capital Corp.	13,952	215,837
New York Mortgage Trust, Inc.	24,355	143,451
Orchid Island Capital, Inc.	8,208	52,449
PennyMac Mortgage Investment Trust	8,778	163,446
Ready Capital Corp.	2,536	35,073
Redwood Trust, Inc.	12,492	188,254
TPG RE Finance Trust, Inc.	5,319	97,231
Western Asset Mortgage Capital Corp.	7,680	64,051

		3,088,353

Multiline Retail 0.3%
Big Lots, Inc.	6,048	174,908
Dillard’s, Inc., Class A (a)	1,740	104,939
JC Penney Co., Inc.* (a)	47,238	49,128
Ollie’s Bargain Outlet Holdings, Inc.*	7,524	500,421

		829,396

Multi-Utilities 0.5%
Avista Corp.	9,849	418,386
Black Hills Corp.	7,971	500,419
NorthWestern Corp.	7,650	454,716
Unitil Corp.	2,270	114,953

		1,488,474

Oil, Gas & Consumable Fuels 2.3%
Abraxas Petroleum Corp.*	22,223	24,223
Adams Resources & Energy, Inc.	314	12,155
Alta Mesa Resources, Inc., Class A* (a)	14,129	14,129
Approach Resources, Inc.* (a)	6,233	5,435
Arch Coal, Inc., Class A (a)	2,736	227,061
Ardmore Shipping Corp.*	4,651	21,720
Berry Petroleum Corp.	1,902	16,642
Bonanza Creek Energy, Inc.*	2,729	56,408
California Resources Corp.* (a)	6,765	115,276
Callon Petroleum Co.* (a)	34,174	221,789
Carrizo Oil & Gas, Inc.* (a)	13,104	147,944
Clean Energy Fuels Corp.*	19,741	33,955
Cloud Peak Energy, Inc.* (a)	10,714	3,925
CONSOL Energy, Inc.*	4,414	139,968
CVR Energy, Inc.	2,868	98,889
Delek US Holdings, Inc.	12,495	406,212
Denbury Resources, Inc.* (a)	68,804	117,655
DHT Holdings, Inc.	13,875	54,390
Dorian LPG Ltd.*	4,119	24,014
Earthstone Energy, Inc., Class A*	2,672	12,077
Eclipse Resources Corp.* (a)	12,712	13,348
Energy Fuels, Inc.*	14,091	40,159
EP Energy Corp., Class A* (a)	5,583	3,908
Evolution Petroleum Corp.	3,685	25,132
Frontline Ltd.* (a)	12,104	66,935
GasLog Ltd.	6,478	106,628
Golar LNG Ltd.	14,202	309,036
Goodrich Petroleum Corp.*	1,267	17,104
Green Plains, Inc. (a)	5,950	78,004
Gulfport Energy Corp.* (a)	26,302	172,278
Halcon Resources Corp.* (a)	19,895	33,821

22

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Hallador Energy Co.	2,389	$12,112
HighPoint Resources Corp.* (a)	16,014	39,875
International Seaways, Inc.*	3,221	54,242
Isramco, Inc.*	112	13,272
Jagged Peak Energy, Inc.* (a)	9,440	86,093
Laredo Petroleum, Inc.*	23,582	85,367
Lilis Energy, Inc.* (a)	6,203	8,498
Matador Resources Co.* (a)	15,782	245,094
Midstates Petroleum Co., Inc.*	2,252	16,913
NACCO Industries, Inc., Class A	590	20,001
NextDecade Corp.* (a)	1,145	6,183
Nordic American Tankers Ltd.	20,156	40,312
Northern Oil and Gas, Inc.* (a)	29,279	66,171
Oasis Petroleum, Inc.* (a)	40,430	223,578
Overseas Shipholding Group, Inc., Class A*	8,475	14,069
Panhandle Oil and Gas, Inc., Class A	2,292	35,526
Par Pacific Holdings, Inc.*	4,579	64,930
PDC Energy, Inc.* (a)	9,965	296,558
Peabody Energy Corp. (a)	12,021	366,400
Penn Virginia Corp.*	1,830	98,930
Renewable Energy Group, Inc.* (a)	5,487	141,016
Resolute Energy Corp.*	3,489	101,111
REX American Resources Corp.*	840	57,212
Ring Energy, Inc.*	8,442	42,885
Rosehill Resources, Inc.* (a)	249	555
Sanchez Energy Corp.* (a)	10,482	2,830
SandRidge Energy, Inc.*	4,659	35,455
Scorpio Tankers, Inc.	71,272	125,439
SemGroup Corp., Class A (a)	12,027	165,732
Ship Finance International Ltd. (a)	12,421	130,793
SilverBow Resources, Inc.*	1,010	23,876
Southwestern Energy Co.* (a)	88,430	301,546
SRC Energy, Inc.* (a)	36,440	171,268
Talos Energy, Inc.* (a)	3,002	48,993
Teekay Corp.	10,178	33,995
Teekay Tankers Ltd., Class A	29,517	27,392
Tellurian, Inc.* (a)	12,801	88,967
Ultra Petroleum Corp.*	23,776	18,072
Uranium Energy Corp.* (a)	24,044	30,055
W&T Offshore, Inc.*	13,563	55,880
WildHorse Resource Development Corp.*	4,005	56,511
World Fuel Services Corp. (a)	10,029	214,721
Zion Oil & Gas, Inc.* (a)	7,780	3,247

		6,291,895

Paper & Forest Products 0.4%
Boise Cascade Co.	5,931	141,455
Clearwater Paper Corp.*	2,340	57,026
Louisiana-Pacific Corp. (a)	21,437	476,330
Neenah, Inc.	2,487	146,534
PH Glatfelter Co. (a)	6,491	63,352
Schweitzer-Mauduit International, Inc.	4,562	114,278
Verso Corp., Class A*	5,323	119,235

		1,118,210

Personal Products 0.4%
Edgewell Personal Care Co.* (a)	8,294	309,781
elf Beauty, Inc.* (a)	3,383	29,297
Inter Parfums, Inc.	2,620	171,793
Medifast, Inc. (a)	1,767	220,910

Common Stocks (continued)

	Shares	Value

Personal Products (continued)
Natural Health Trends Corp. (a)	1,072	$19,821
Nature’s Sunshine Products, Inc.*	1,586	12,926
Revlon, Inc., Class A* (a)	1,213	30,556
USANA Health Sciences, Inc.*	1,944	228,867

		1,023,951

Pharmaceuticals 1.9%
Aclaris Therapeutics, Inc.* (a)	5,954	44,000
Aerie Pharmaceuticals, Inc.*	5,338	192,702
Akcea Therapeutics, Inc.* (a)	1,882	56,723
Akorn, Inc.*	13,777	46,704
Amneal Pharmaceuticals, Inc.* (a)	13,314	180,138
Amphastar Pharmaceuticals, Inc.* (a)	5,493	109,311
Ampio Pharmaceuticals, Inc.* (a)	11,707	4,622
ANI Pharmaceuticals, Inc.* (a)	1,276	57,446
Aquestive Therapeutics, Inc.*	863	5,437
Aratana Therapeutics, Inc.*	7,273	44,583
Arvinas, Inc.* (a)	1,271	16,332
Assembly Biosciences, Inc.*	3,169	71,683
Assertio Therapeutics, Inc.*	8,289	29,923
Clearside Biomedical, Inc.*	4,139	4,429
Collegium Pharmaceutical, Inc.* (a)	4,324	74,243
Corcept Therapeutics, Inc.* (a)	14,788	197,568
Cymabay Therapeutics, Inc.*	8,678	68,296
Dermira, Inc.*	5,469	39,322
Dova Pharmaceuticals, Inc.* (a)	1,740	13,189
Durect Corp.*	23,821	11,508
Eloxx Pharmaceuticals, Inc.* (a)	3,166	38,024
Endo International plc*	34,090	248,857
Evolus, Inc.* (a)	1,381	16,434
Horizon Pharma plc*	25,471	497,703
Innovate Biopharmaceuticals, Inc.* (a)	2,736	6,320
Innoviva, Inc.* (a)	10,286	179,491
Intersect ENT, Inc.*	4,571	128,811
Intra-Cellular Therapies, Inc.*	6,610	75,288
Kala Pharmaceuticals, Inc.*	2,808	13,731
Lannett Co., Inc.*	4,091	20,291
Liquidia Technologies, Inc.*	776	16,808
Mallinckrodt plc* (a)	12,577	198,717
Marinus Pharmaceuticals, Inc.*	5,359	15,380
Medicines Co. (The)* (a)	10,336	197,831
Melinta Therapeutics, Inc.*	5,464	4,331
Menlo Therapeutics, Inc.*	920	3,790
MyoKardia, Inc.*	5,192	253,681
Neos Therapeutics, Inc.*	8,060	13,299
Ocular Therapeutix, Inc.*	5,005	19,920
Odonate Therapeutics, Inc.* (a)	965	13,587
Omeros Corp.* (a)	6,921	77,100
Optinose, Inc.* (a)	2,919	18,098
Osmotica Pharmaceuticals plc* (a)	1,598	12,385
Pacira Pharmaceuticals, Inc.*	5,980	257,260
Paratek Pharmaceuticals, Inc.* (a)	4,717	24,198
Phibro Animal Health Corp., Class A	3,134	100,789
Prestige Consumer Healthcare, Inc.* (a)	7,808	241,111
Reata Pharmaceuticals, Inc., Class A*	2,795	156,799
resTORbio, Inc.* (a)	930	8,017
Revance Therapeutics, Inc.*	4,851	97,651
scPharmaceuticals, Inc.*	1,069	4,019
Sienna Biopharmaceuticals, Inc.*	2,174	5,044
SIGA Technologies, Inc.*	7,633	60,301
Supernus Pharmaceuticals, Inc.* (a)	7,473	248,253

23

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Teligent, Inc.* (a)	5,884	$8,061
Tetraphase Pharmaceuticals, Inc.*	7,379	8,338
TherapeuticsMD, Inc.* (a)	27,386	104,341
Theravance Biopharma, Inc.* (a)	6,592	168,689
Tricida, Inc.* (a)	1,754	41,359
Verrica Pharmaceuticals, Inc.*	946	7,710
WaVe Life Sciences Ltd.* (a)	2,717	114,223
Xeris Pharmaceuticals, Inc.* (a)	1,006	17,102
Zogenix, Inc.* (a)	6,362	231,959
Zomedica Pharmaceuticals Corp.*	4,325	5,320

		5,248,580

Professional Services 1.5%
Acacia Research Corp.*	7,232	21,551
ASGN, Inc.*	7,697	419,486
Barrett Business Services, Inc.	1,122	64,235
BG Staffing, Inc. (a)	1,304	26,928
CBIZ, Inc.*	7,692	151,532
CRA International, Inc.	1,146	48,762
Exponent, Inc. (a)	7,772	394,118
Forrester Research, Inc.	1,653	73,889
Franklin Covey Co.*	1,401	31,284
FTI Consulting, Inc.*	5,715	380,848
GP Strategies Corp.*	1,812	22,849
Heidrick & Struggles International, Inc.	2,838	88,517
Huron Consulting Group, Inc.*	3,328	170,760
ICF International, Inc.	2,766	179,181
InnerWorkings, Inc.*	6,701	25,062
Insperity, Inc.	5,749	536,727
Kelly Services, Inc., Class A	4,714	96,543
Kforce, Inc.	3,469	107,261
Korn/Ferry International	8,707	344,275
Mistras Group, Inc.*	2,516	36,180
Navigant Consulting, Inc.	6,638	159,644
Resources Connection, Inc.	4,406	62,565
TriNet Group, Inc.*	6,625	277,919
TrueBlue, Inc.* (a)	6,154	136,927
Upwork, Inc.*	2,065	37,397
WageWorks, Inc.*	6,024	163,612
Willdan Group, Inc.* (a)	1,502	52,540

		4,110,592

Real Estate Management & Development 0.6%
Altisource Portfolio Solutions SA*	1,580	35,534
American Realty Investors, Inc.* (a)	423	5,106
Consolidated-Tomoka Land Co.	563	29,557
Cushman & Wakefield plc*	7,301	105,645
Essential Properties Realty Trust, Inc.	5,562	76,978
Forestar Group, Inc.*	1,518	21,024
FRP Holdings, Inc.*	1,055	48,541
Griffin Industrial Realty, Inc. (a)	155	4,944
HFF, Inc., Class A	5,615	186,193
Kennedy-Wilson Holdings, Inc. (a)	19,142	347,810
Marcus & Millichap, Inc.*	2,885	99,042
Maui Land & Pineapple Co., Inc.* (a)	983	9,751
Newmark Group, Inc., Class A	22,290	178,766
RE/MAX Holdings, Inc., Class A	2,666	81,980
Redfin Corp.* (a)	11,857	170,741
RMR Group, Inc. (The), Class A (a)	1,109	58,866
St Joe Co. (The)* (a)	5,150	67,826
Stratus Properties, Inc.*	863	20,695

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development (continued)
Tejon Ranch Co.*	3,098	$51,365
Transcontinental Realty Investors, Inc.*	231	6,542
Trinity Place Holdings, Inc.*	2,746	11,918

		1,618,824

Road & Rail 0.5%
ArcBest Corp.	3,819	130,839
Avis Budget Group, Inc.*	9,991	224,598
Covenant Transportation Group, Inc., Class A*	1,718	32,986
Daseke, Inc.*	6,107	22,474
Heartland Express, Inc.	7,197	131,705
Hertz Global Holdings, Inc.* (a)	8,081	110,306
Marten Transport Ltd.	5,922	95,877
PAM Transportation Services, Inc.*	334	13,163
Saia, Inc.*	3,858	215,353
Universal Logistics Holdings, Inc.	1,216	21,997
US Xpress Enterprises, Inc., Class A*	3,228	18,109
USA Truck, Inc.*	1,171	17,530
Werner Enterprises, Inc. (a)	7,159	211,477
YRC Worldwide, Inc.*	4,786	15,076

		1,261,490

Semiconductors & Semiconductor Equipment 2.7%
ACM Research, Inc., Class A*	1,173	12,762
Adesto Technologies Corp.* (a)	3,881	17,076
Advanced Energy Industries, Inc.*	5,970	256,292
Alpha & Omega Semiconductor Ltd.*	2,899	29,541
Ambarella, Inc.*	4,848	169,583
Amkor Technology, Inc.*	15,471	101,490
Aquantia Corp.*	3,101	27,196
Axcelis Technologies, Inc.*	4,771	84,924
AXT, Inc.*	5,390	23,446
Brooks Automation, Inc. (a)	10,403	272,351
Cabot Microelectronics Corp.	4,308	410,768
CEVA, Inc.*	3,415	75,437
Cirrus Logic, Inc.* (a)	9,253	307,015
Cohu, Inc. (a)	5,947	95,568
Cree, Inc.* (a)	15,223	651,164
Diodes, Inc.*	6,153	198,496
Entegris, Inc. (a)	21,507	599,938
FormFactor, Inc.*	11,310	159,358
Ichor Holdings Ltd.* (a)	3,755	61,207
Impinj, Inc.* (a)	2,358	34,309
Inphi Corp.*	6,567	211,129
Integrated Device Technology, Inc.*	19,568	947,678
Kopin Corp.*	8,949	8,940
Lattice Semiconductor Corp.*	17,749	122,823
MACOM Technology Solutions Holdings, Inc.*	6,679	96,912
MaxLinear, Inc.* (a)	9,648	169,805
Nanometrics, Inc.*	3,516	96,092
NeoPhotonics Corp.* (a)	5,606	36,327
NVE Corp.	694	60,753
PDF Solutions, Inc.*	4,046	34,108
Photronics, Inc.* (a)	10,005	96,848
Power Integrations, Inc. (a)	4,402	268,434
Rambus, Inc.*	16,826	129,055
Rudolph Technologies, Inc.*	4,728	96,782
Semtech Corp.*	9,846	451,636

24

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Silicon Laboratories, Inc.*	6,441	$507,615
SMART Global Holdings, Inc.* (a)	1,537	45,649
SunPower Corp.* (a)	9,459	47,011
Synaptics, Inc.* (a)	5,366	199,669
Ultra Clean Holdings, Inc.* (a)	5,860	49,634
Veeco Instruments, Inc.* (a)	7,247	53,700
Xperi Corp. (a)	7,297	134,192

		7,452,713

Software 5.4%
8x8, Inc.*	14,430	260,317
A10 Networks, Inc.* (a)	8,383	52,310
ACI Worldwide, Inc.* (a)	17,280	478,138
Agilysys, Inc.*	2,249	32,251
Alarm.com Holdings, Inc.* (a)	4,609	239,069
Altair Engineering, Inc., Class A*	3,815	105,218
Alteryx, Inc., Class A* (a)	4,409	262,203
Amber Road, Inc.*	3,587	29,521
American Software, Inc., Class A	4,595	48,018
Anaplan, Inc.*	2,715	72,056
Appfolio, Inc., Class A*	2,390	141,536
Apptio, Inc., Class A*	5,249	199,252
Asure Software, Inc.* (a)	1,451	7,371
Avalara, Inc.*	1,346	41,928
Avaya Holdings Corp.*	15,633	227,616
Benefitfocus, Inc.*	3,405	155,677
Blackbaud, Inc. (a)	7,323	460,617
Blackline, Inc.* (a)	5,588	228,829
Bottomline Technologies DE, Inc.*	6,404	307,392
Box, Inc., Class A*	18,809	317,496
Carbon Black, Inc.*	5,970	80,117
ChannelAdvisor Corp.*	3,709	42,097
Cision Ltd.*	10,291	120,405
Cloudera, Inc.*	16,144	178,553
CommVault Systems, Inc.*	6,060	358,085
Cornerstone OnDemand, Inc.*	8,257	416,400
Coupa Software, Inc.* (a)	8,220	516,709
Digimarc Corp.* (a)	1,703	24,693
Domo, Inc., Class B*	1,215	23,850
Ebix, Inc. (a)	3,692	157,131
eGain Corp.*	2,585	16,983
Ellie Mae, Inc.* (a)	5,272	331,240
Envestnet, Inc.*	6,756	332,328
Everbridge, Inc.*	4,060	230,446
Five9, Inc.*	8,600	375,992
ForeScout Technologies, Inc.*	4,517	117,397
Fusion Connect, Inc.*	3,119	5,240
Hortonworks, Inc.*	11,070	159,629
HubSpot, Inc.* (a)	5,594	703,334
Imperva, Inc.*	5,294	294,823
Instructure, Inc.* (a)	4,792	179,748
j2 Global, Inc.	7,031	487,811
LivePerson, Inc.*	9,034	170,381
Majesco*	423	2,999
MicroStrategy, Inc., Class A*	1,423	181,788
MINDBODY, Inc., Class A* (a)	6,570	239,148
Mitek Systems, Inc.*	4,713	50,948
MobileIron, Inc.* (a)	11,755	53,955
Model N, Inc.*	3,818	50,512
Monotype Imaging Holdings, Inc. (a)	6,436	99,887
New Relic, Inc.* (a)	6,812	551,568

Common Stocks (continued)

	Shares	Value

Software (continued)
OneSpan, Inc.*	4,706	$60,943
Park City Group, Inc.* (a)	1,959	11,695
Paylocity Holding Corp.*	4,412	265,646
Progress Software Corp. (a)	6,954	246,797
PROS Holdings, Inc.* (a)	4,724	148,334
Q2 Holdings, Inc.* (a)	5,678	281,345
QAD, Inc., Class A	1,558	61,276
Qualys, Inc.* (a)	5,116	382,370
Rapid7, Inc.*	5,521	172,034
Rimini Street, Inc.*	1,291	6,649
SailPoint Technologies Holding, Inc.* (a)	10,563	248,125
SecureWorks Corp., Class A*	1,131	19,103
SendGrid, Inc.*	4,477	193,272
ShotSpotter, Inc.*	1,058	32,988
SPS Commerce, Inc.*	2,614	215,341
SVMK, Inc.* (a)	2,972	36,466
Telaria, Inc.*	6,442	17,587
Telenav, Inc.*	4,230	17,174
Tenable Holdings, Inc.*	1,924	42,694
TiVo Corp.	18,280	172,015
Trade Desk, Inc. (The), Class A* (a)	5,034	584,246
Upland Software, Inc.*	2,296	62,405
Varonis Systems, Inc.*	4,290	226,941
Verint Systems, Inc.*	9,762	413,030
Veritone, Inc.* (a)	1,056	4,013
VirnetX Holding Corp.* (a)	7,430	17,832
Workiva, Inc.*	4,289	153,932
Yext, Inc.*	12,665	188,075
Zix Corp.*	7,935	45,468
Zscaler, Inc.* (a)	9,183	360,065

		14,908,873

Specialty Retail 3.0%
Aaron’s, Inc.	10,497	441,399
Abercrombie & Fitch Co., Class A (a)	10,134	203,187
American Eagle Outfitters, Inc.	24,432	472,271
America’s Car-Mart, Inc.*	881	63,828
Asbury Automotive Group, Inc.* (a)	3,023	201,513
Ascena Retail Group, Inc.* (a)	25,576	64,196
At Home Group, Inc.* (a)	6,637	123,846
Barnes & Noble Education, Inc.*	5,590	22,416
Barnes & Noble, Inc. (a)	8,615	61,080
Bed Bath & Beyond, Inc. (a)	20,175	228,381
Big 5 Sporting Goods Corp. (a)	2,949	7,638
Boot Barn Holdings, Inc.*	4,169	70,998
Buckle, Inc. (The) (a)	4,568	88,345
Caleres, Inc. (a)	6,282	174,828
Camping World Holdings, Inc., Class A (a)	4,859	55,733
Carvana Co.* (a)	4,835	158,153
Cato Corp. (The), Class A (a)	3,299	47,077
Chico’s FAS, Inc. (a)	19,159	107,674
Children’s Place, Inc. (The)	2,448	220,540
Citi Trends, Inc.	1,925	39,251
Conn’s, Inc.* (a)	2,904	54,769
Container Store Group, Inc. (The)* (a)	2,328	11,105
DSW, Inc., Class A (a)	10,280	253,916
Express, Inc.* (a)	11,162	57,038
Five Below, Inc.*	8,264	845,572
Francesca’s Holdings Corp.* (a)	5,297	5,142
GameStop Corp., Class A (a)	15,405	194,411
Genesco, Inc.* (a)	2,957	130,995

25

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
GNC Holdings, Inc., Class A* (a)	12,137	$28,765
Group 1 Automotive, Inc. (a)	2,890	152,361
Guess?, Inc.	8,831	183,420
Haverty Furniture Cos., Inc.	2,730	51,269
Hibbett Sports, Inc.* (a)	2,767	39,568
Hudson Ltd., Class A*	6,200	106,330
J. Jill, Inc.*	2,702	14,402
Kirkland’s, Inc.* (a)	2,226	21,214
Lithia Motors, Inc., Class A (a)	3,477	265,399
Lumber Liquidators Holdings, Inc.* (a)	4,065	38,699
MarineMax, Inc.*	3,151	57,695
Monro, Inc.	4,792	329,450
Murphy USA, Inc.*	4,578	350,858
National Vision Holdings, Inc.*	9,580	269,869
Office Depot, Inc.	83,308	214,935
Party City Holdco, Inc.* (a)	8,674	86,566
Pier 1 Imports, Inc. (a)	11,578	3,540
Rent-A-Center, Inc.*	6,641	107,518
RH* (a)	3,015	361,257
RTW RetailWinds, Inc.*	4,242	12,005
Sally Beauty Holdings, Inc.* (a)	18,351	312,885
Shoe Carnival, Inc. (a)	1,667	55,861
Signet Jewelers Ltd.	7,894	250,792
Sleep Number Corp.*	4,997	158,555
Sonic Automotive, Inc., Class A (a)	3,651	50,238
Sportsman’s Warehouse Holdings, Inc.* (a)	5,239	22,947
Tailored Brands, Inc. (a)	7,347	100,213
Tile Shop Holdings, Inc. (a)	5,830	31,948
Tilly’s, Inc., Class A	3,220	34,969
Winmark Corp.	372	59,148
Zumiez, Inc.* (a)	2,664	51,069

		8,229,047

Technology Hardware, Storage & Peripherals 0.3%
3D Systems Corp.*	16,257	165,334
Avid Technology, Inc.*	4,446	21,118
Cray, Inc.* (a)	6,049	130,598
Diebold Nixdorf, Inc. (a)	11,428	28,456
Eastman Kodak Co.* (a)	2,405	6,133
Electronics For Imaging, Inc.* (a)	6,697	166,086
Immersion Corp.*	3,974	35,607
Stratasys Ltd.*	7,728	139,181
USA Technologies, Inc.* (a)	8,588	33,407

		725,920

Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc.*	10,055	261,229
Culp, Inc.	1,609	30,410
Deckers Outdoor Corp.*	4,418	565,283
Fossil Group, Inc.* (a)	7,059	111,038
G-III Apparel Group Ltd.* (a)	6,505	181,424
Movado Group, Inc. (a)	2,329	73,643
Oxford Industries, Inc. (a)	2,497	177,387
Rocky Brands, Inc.	1,019	26,494
Steven Madden Ltd.	13,234	400,461
Superior Group of Cos., Inc.	1,247	22,009
Unifi, Inc.*	2,599	59,361
Vera Bradley, Inc.* (a)	3,373	28,907
Wolverine World Wide, Inc. (a)	14,038	447,672

		2,385,318

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance 2.3%
Axos Financial, Inc.* (a)	9,075	$228,509
Bank7 Corp.*	641	8,557
BankFinancial Corp.	2,023	30,244
Beneficial Bancorp, Inc.	10,189	145,601
Bridgewater Bancshares, Inc.*	3,935	41,514
BSB Bancorp, Inc.*	1,203	33,756
Capitol Federal Financial, Inc.	19,722	251,850
Columbia Financial, Inc.*	7,367	112,641
Dime Community Bancshares, Inc.	4,911	83,389
Entegra Financial Corp.*	970	20,128
ESSA Bancorp, Inc.	1,301	20,309
Essent Group Ltd.*	14,573	498,105
Federal Agricultural Mortgage Corp., Class C (a)	1,367	82,621
First Defiance Financial Corp.	3,235	79,290
Flagstar Bancorp, Inc.*	4,434	117,058
FS Bancorp, Inc.	664	28,472
Greene County Bancorp, Inc.	449	13,973
Hingham Institution for Savings	187	36,977
Home Bancorp, Inc.	1,146	40,568
HomeStreet, Inc.*	3,659	77,681
Impac Mortgage Holdings, Inc.*	1,363	5,152
Kearny Financial Corp. (a)	14,541	186,416
LendingTree, Inc.* (a)	1,195	262,386
Luther Burbank Corp. (a)	3,310	29,856
Malvern Bancorp, Inc.*	1,288	25,412
Merchants Bancorp	2,381	47,525
Meridian Bancorp, Inc.	7,227	103,491
Meta Financial Group, Inc. (a)	4,209	81,613
MGIC Investment Corp.* (a)	54,844	573,668
Mr Cooper Group, Inc.*	11,286	131,708
NMI Holdings, Inc., Class A* (a)	9,645	172,163
Northfield Bancorp, Inc.	6,316	85,582
Northwest Bancshares, Inc. (a)	14,160	239,870
OceanFirst Financial Corp.	7,196	161,982
Oconee Federal Financial Corp.	313	7,794
Ocwen Financial Corp.*	17,336	23,230
OP Bancorp* (a)	1,695	15,035
Oritani Financial Corp. (a)	6,100	89,975
PCSB Financial Corp.	2,603	50,915
PDL Community Bancorp*	1,297	16,524
PennyMac Financial Services, Inc.	3,057	64,992
Provident Bancorp, Inc.*	647	14,027
Provident Financial Services, Inc. (a)	9,404	226,919
Prudential Bancorp, Inc.	1,200	21,120
Radian Group, Inc. (a)	32,812	536,804
Riverview Bancorp, Inc.	3,123	22,735
SI Financial Group, Inc.	1,633	20,788
Southern Missouri Bancorp, Inc.	997	33,798
Sterling Bancorp, Inc.	3,352	23,296
Territorial Bancorp, Inc.	1,106	28,734
Timberland Bancorp, Inc.	904	20,159
TrustCo Bank Corp. (a)	14,164	97,165
United Community Financial Corp.	7,160	63,366
United Financial Bancorp, Inc.	7,936	116,659
Walker & Dunlop, Inc. (a)	4,121	178,233
Washington Federal, Inc.	12,523	334,489
Waterstone Financial, Inc.	3,689	61,828
Western New England Bancorp, Inc.	4,014	40,301
WSFS Financial Corp.	4,663	176,774

		6,343,727

26

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Tobacco 0.2%
22nd Century Group, Inc.* (a)	17,151	$42,706
Pyxus International, Inc.* (a)	1,248	14,801
Turning Point Brands, Inc.	1,141	31,058
Universal Corp.	3,769	204,091
Vector Group Ltd. (a)	15,424	150,076

		442,732

Trading Companies & Distributors 1.2%
Aircastle Ltd.	8,527	147,005
Applied Industrial Technologies, Inc.	5,760	310,694
Beacon Roofing Supply, Inc.*	10,353	328,397
BlueLinx Holdings, Inc.* (a)	1,310	32,370
BMC Stock Holdings, Inc.*	10,479	162,215
CAI International, Inc.*	2,717	63,116
DXP Enterprises, Inc.*	2,358	65,647
EVI Industries, Inc. (a)	531	17,709
Foundation Building Materials, Inc.*	2,154	17,900
GATX Corp. (a)	5,691	402,980
General Finance Corp.*	1,404	14,194
GMS, Inc.*	5,159	76,663
H&E Equipment Services, Inc.	4,731	96,607
Herc Holdings, Inc.*	3,624	94,188
Kaman Corp. (a)	4,261	238,999
Lawson Products, Inc.*	947	29,925
MRC Global, Inc.* (a)	13,115	160,396
Nexeo Solutions, Inc.*	4,847	41,636
NOW, Inc.* (a)	16,173	188,254
Rush Enterprises, Inc., Class A	4,608	158,884
Rush Enterprises, Inc., Class B	785	27,946
SiteOne Landscape Supply, Inc.* (a)	6,184	341,790
Systemax, Inc.	1,851	44,220
Textainer Group Holdings Ltd.*	3,923	39,073
Titan Machinery, Inc.*	2,717	35,729
Triton International Ltd. (a)	7,830	243,278
Veritiv Corp.*	1,660	41,450
Willis Lease Finance Corp.*	498	17,231

		3,438,496

Water Utilities 0.5%
American States Water Co. (a)	5,482	367,513
AquaVenture Holdings Ltd.*	1,684	31,811
Artesian Resources Corp., Class A	1,150	40,101
Cadiz, Inc.* (a)	3,087	31,796
California Water Service Group	7,250	345,535
Connecticut Water Service, Inc.	1,810	121,035
Consolidated Water Co. Ltd.	2,140	24,952
Global Water Resources, Inc.	1,466	14,865
Middlesex Water Co.	2,440	130,174
Pure Cycle Corp.*	2,519	25,014
SJW Group	2,644	147,059
York Water Co. (The)	1,871	59,984

		1,339,839

Wireless Telecommunication Services 0.2%
Boingo Wireless, Inc.*	6,266	128,891
Gogo, Inc.* (a)	8,234	24,620
NII Holdings, Inc.* (a)	13,070	57,639

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Co. (a)	7,024	$310,812
Spok Holdings, Inc.	2,885	38,255

		560,217

Total Common Stocks (cost $262,817,777)		270,839,306

Rights 0.0%†

	Number of Rights

Food Products 0.0%†
Schuman, Inc., CVR* (b)	3,948	7,541

Pharmaceuticals 0.0%†
Corium International, Inc., CVR* (a)(b)	3,946	0

Total Rights (cost $—)		7,541

Repurchase Agreements 18.8%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $2,000,334, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $2,040,000. (c)(d)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,681, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $5,100,000. (c)(d)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $23,129,496, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $23,588,154. (c)(d)	23,125,642	23,125,642
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $4,001,929, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $4,081,689. (c)(d)	4,000,000	4,000,000

27

Statement of Investments (Continued)

December 31, 2018

NVIT Small Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $7,003,430, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $7,141,827. (c)(d)	$7,000,000	$7,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $11,001,834, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% -9.50%, maturing 1/7/2019 -10/20/2068; total market value $11,220,003. (c)(d)	11,000,000	11,000,000

Total Repurchase Agreements (cost $52,125,642)		52,125,642

Total Investments (cost $314,943,419) — 116.6%		322,972,489

Liabilities in excess of other assets — (16.6)%		(46,031,923)

NET ASSETS — 100.0%		$276,940,566

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $75,018,929, which was collateralized by cash used to purchase repurchase agreements with a total value of $52,125,642 and by $24,427,593 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 1/3/2019 - 2/15/2048, a total value of $76,553,235.

(b)	Fair valued security.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $52,125,642.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Russell 2000 E-Mini Index	109	3/2019	USD	7,352,050	(169,966)

					(169,966)

At December 31, 2018 the Fund had $377,400 segregated as collateral with the broker for open future contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities

December 31, 2018

NVIT Small Cap Index Fund
Assets:
Investment securities, at value* (cost $262,817,777)	$270,846,847
Repurchase agreements, at value (cost $52,125,642)	52,125,642
Cash	6,411,862
Deposits with broker for futures contracts	377,400
Interest and dividends receivable	412,347
Security lending income receivable	31,195
Receivable for investments sold	214,038
Receivable for capital shares issued	28,958
Receivable for variation margin on futures contracts	43,160
Reimbursement from investment adviser (Note 3)	9,344
Prepaid expenses	874

Total Assets	330,501,667

Liabilities:
Payable for investments purchased	17,146
Payable for capital shares redeemed	1,211,577
Payable upon return of securities loaned (Note 2)	52,125,642
Accrued expenses and other payables:
Investment advisory fees	46,786
Fund administration fees	27,118
Distribution fees	26,888
Administrative servicing fees	5,127
Accounting and transfer agent fees	2,346
Trustee fees	195
Custodian fees	7,866
Compliance program costs (Note 3)	329
Professional fees	21,501
Printing fees	8,964
Other	59,616

Total Liabilities	53,561,101

Net Assets	$276,940,566

Represented by:
Capital	$148,593,494
Total distributable earnings (loss)	128,347,072

Net Assets	$276,940,566

Net Assets:
Class II Shares	$119,577,417
Class Y Shares	157,363,149

Total	$276,940,566

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	11,359,748
Class Y Shares	14,842,319

Total	26,202,067

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.53
Class Y Shares	$10.60

*	Includes value of securities on loan of $75,018,929 (Note 2).

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Year Ended December 31, 2018

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$4,828,322
Income from securities lending (Note 2)	714,174
Interest income from non-cash dividends	294,963
Interest income	198,202
Foreign tax withholding	(1,370)

Total Income	6,034,291

EXPENSES:
Investment advisory fees	803,919
Fund administration fees	172,075
Distribution fees Class II Shares	338,322
Administrative servicing fees Class II Shares	202,995
Professional fees	49,592
Printing fees	20,265
Trustee fees	11,915
Custodian fees	21,174
Accounting and transfer agent fees	9,485
Compliance program costs (Note 3)	1,619
Index licensing fee	110,015
Other	12,845

Total expenses before fees waived and expenses reimbursed	1,754,221

Administrative servicing fees waived — Class II (Note 3)	(94,730)
Expenses reimbursed by adviser (Note 3)	(28,464)

Net Expenses	1,631,027

NET INVESTMENT INCOME	4,403,264

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	126,958,826
Expiration or closing of futures contracts (Note 2)	(1,892,729)

Net realized gains	125,066,097

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(154,811,370)
Futures contracts (Note 2)	(311,543)

Net change in unrealized appreciation/depreciation	(155,122,913)

Net realized/unrealized losses	(30,056,816)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,653,552)

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$4,403,264	$6,239,937
Net realized gains	125,066,097	39,270,683
Net change in unrealized appreciation/depreciation	(155,122,913)	30,533,037

Change in net assets resulting from operations	(25,653,552)	76,043,657

Distributions to Shareholders From:
Distributable earnings:
Class II	(18,558,698)	(4,916,057	)(a)
Class Y	(24,851,439)	(22,549,245	)(a)

Change in net assets from shareholder distributions	(43,410,137)	(27,465,302)

Change in net assets from capital transactions	(246,306,905)	2,894,020

Change in net assets	(315,370,594)	51,472,375

Net Assets:
Beginning of year	592,311,160	540,838,785

End of year	$276,940,566	$592,311,160	(b)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$37,045,824	$46,756,234
Dividends reinvested	18,558,698	4,916,057
Cost of shares redeemed	(26,394,873)	(11,744,317)

Total Class II Shares	29,209,649	39,927,974

Class Y Shares
Proceeds from shares issued	18,531,757	22,005,490
Dividends reinvested	24,851,439	22,549,245
Cost of shares redeemed	(318,899,750)	(81,588,689)

Total Class Y Shares	(275,516,554)	(37,033,954)

Change in net assets from capital transactions	$(246,306,905)	$2,894,020

SHARE TRANSACTIONS:
Class II Shares
Issued	2,716,192	3,597,126
Reinvested	1,398,139	390,610
Redeemed	(2,059,045)	(915,031)

Total Class II Shares	2,055,286	3,072,705

31

Statements of Changes in Net Assets (Continued)

	NVIT Small Cap Index Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	1,333,212	1,693,805
Reinvested	1,861,169	1,775,428
Redeemed	(22,615,501)	(6,248,226)

Total Class Y Shares	(19,421,120)	(2,778,993)

Total change in shares	(17,365,834)	293,712

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $1,013,963 and $5,084,603 for Class II and Class Y, respectively and net realized gains of $3,902,094 and $17,464,642 for Class II and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $615,772.

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2018	$13.53	0.12	(1.29)	(1.17)	(0.14)	(1.69)	(1.83)	$10.53	(11.34%	)	$119,577,417	0.61%	0.87%	0.69%	16.54%
Year Ended December 31, 2017	$12.45	0.11	1.60	1.71	(0.11)	(0.52)	(0.63)	$13.53	14.18%		$125,904,270	0.59%	0.88%	0.66%	18.00%
Year Ended December 31, 2016	$11.95	0.13	2.17	2.30	(0.12)	(1.68)	(1.80)	$12.45	20.87%		$77,556,189	0.60%	1.12%	0.67%	17.32%
Year Ended December 31, 2015	$13.86	0.14	(0.81)	(0.67)	(0.14)	(1.10)	(1.24)	$11.95	(4.88%	)	$46,201,177	0.60%	1.03%	0.67%	21.66%
Year Ended December 31, 2014	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%

Class Y Shares
Year Ended December 31, 2018	$13.61	0.15	(1.29)	(1.14)	(0.18)	(1.69)	(1.87)	$10.60	(11.09%	)	$157,363,149	0.28%	1.12%	0.28%	16.54%
Year Ended December 31, 2017	$12.51	0.15	1.62	1.77	(0.15)	(0.52)	(0.67)	$13.61	14.56%		$466,406,890	0.26%	1.19%	0.26%	18.00%
Year Ended December 31, 2016	$11.99	0.17	2.18	2.35	(0.15)	(1.68)	(1.83)	$12.51	21.22%		$463,282,596	0.28%	1.43%	0.28%	17.32%
Year Ended December 31, 2015	$13.89	0.18	(0.81)	(0.63)	(0.17)	(1.10)	(1.27)	$11.99	(4.54%	)	$411,899,977	0.27%	1.32%	0.27%	21.66%
Year Ended December 31, 2014	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

33

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

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Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

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Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$270,839,306	$—	$—	$270,839,306
Repurchase Agreements	—	52,125,642	—	52,125,642
Rights	—	7,541	—	7,541
Total Assets	$270,839,306	$52,133,183	$—	$322,972,489
Liabilities:
Futures Contracts	$(169,966)	$—	$—	$(169,966)
Total Liabilities	$(169,966)	$—	$—	$(169,966)
Total	$270,669,340	$52,133,183	$—	$322,802,523

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

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Notes to Financial Statements (Continued)

December 31, 2018

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2017	$56,834	$56,834
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	152,313	152,313
Purchases	—	—
Change in Unrealized Appreciation/Depreciation	(56,834)	(56,834)
Sales	(152,313)	(152,313)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day,

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Notes to Financial Statements (Continued)

December 31, 2018

depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under ”Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(169,966)
Total		$(169,966)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(1,892,729)
Total	$(1,892,729)

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Notes to Financial Statements (Continued)

December 31, 2018

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(311,543)
Total	$(311,543)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six months ended year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$12,532,346

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1 /3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $52,125,642, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of

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Notes to Financial Statements (Continued)

December 31, 2018

Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

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Notes to Financial Statements (Continued)

December 31, 2018

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$2,000,000	$—	$2,000,000	$(2,000,000)	$—
Citigroup Global Markets Ltd.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	23,125,642	—	23,125,642	(23,125,642)	—
NatWest Markets Securities, Inc.	11,000,000	—	11,000,000	(11,000,000)	—
Pershing LLC	11,000,000	—	11,000,000	(11,000,000)	—
Total	$52,125,642	$—	$52,125,642	$(52,125,642)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed

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Notes to Financial Statements (Continued)

December 31, 2018

on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in real estate investment trusts and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

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Notes to Financial Statements (Continued)

December 31, 2018

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no

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Notes to Financial Statements (Continued)

December 31, 2018

higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$—	$—	$28,464	$28,464

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $172,075 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,619.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

44

Notes to Financial Statements (Continued)

December 31, 2018

services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2019.

For the year ended December 31, 2018, the effective rate for administrative service fees before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

For the year ended December 31, 2018, the Fund’s total administrative service fees were $202,995. During the year ended December 31, 2018, the waiver of such administrative service fees by NFS amounted to $94,730 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $7,898 and securities sales of $67,452 which resulted in net realized gains of $29,071. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one

45

Notes to Financial Statements (Continued)

December 31, 2018

business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $68,425,126 and sales of $338,922,314 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

46

Notes to Financial Statements (Continued)

December 31, 2018

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,268,101	$35,142,036	$43,410,137	$—	$43,410,137

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

47

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,112,046	$20,353,256	$27,465,302	$—	$27,465,302

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,850,365	$116,456,466	$122,306,831	$—	$6,040,241	$128,347,072

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$316,762,282	$60,564,220	$(54,523,979)	$6,040,241

10.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Small Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Small Cap Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

49

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 36.69%.

The Fund designates $35,142,036, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

50

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

51

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

52

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

53

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

54

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

55

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

56

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

57

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

58

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

59

Annual Report

December 31, 2018

NVIT Multi-Manager International  Growth Fund

AR-MM-IG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager International Growth Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager International Growth Fund (Class Y) registered -16.37% versus -14.43% for its benchmark, the MSCI ACWI ex USA Growth Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Foreign Large Growth (consisting of 88 funds as of December 31, 2018), was -13.53% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Allianz Global Investors U.S. LLC and WCM Investment Management, LLC

On October 18, 2018, Allianz Global Investors U.S. LLC and WCM Investment Management, LLC replaced the existing subadvisers to the Fund. Nationwide Fund Advisors, the investment adviser to the Fund, has provided commentary for the period from January 1, 2018, through October 17, 2018. Commentary from Allianz Global Investors U.S. LLC and WCM Investment Management, LLC covers the period from October 18, 2018, through December 31, 2018.

The following commentary is provided by Nationwide Fund Advisors

The following are the top three contributors to and top three detractors from Fund performance for the Fund sleeve managed by American Century Investment Management, Inc. for the period from January 1, 2018, through October 17, 2018.

Top Three Contributors:

•

Communication Services: The Fund sleeve’s stock selection contributed positively to relative return. Overall, the sector registered -9.7% within the benchmark. Stock selection contributed 0.8% to relative return.

•

Consumer Staples: The Fund sleeve’s stock selection contributed positively to relative return. Overall, the sector registered -3.7% within the benchmark. Stock selection contributed 0.7% to relative return.

•

Materials: The Fund sleeve’s stock selection and sector allocation contributed positively to relative return. Overall, the sector registered -7.0% within the benchmark. Stock selection and an underweight to the sector contributed 0.6% to relative return.

Top Three Detractors:

•	Industrials: The Fund sleeve’s stock selection detracted from relative return. Overall, the sector registered -5.1% within the benchmark. Stock selection detracted 1.2% from relative return.

•

Health Care: The Fund sleeve’s stock selection and sector allocation detracted from relative return. Overall, the sector returned 4.4% within the benchmark. Stock selection and the underweight to the sector detracted 1.1% from relative return.

•

Consumer Discretionary: The Fund sleeve’s stock selection detracted from relative return. Overall, the sector registered -11.3% within the benchmark. Stock selection detracted 0.4% from relative return.

The Fund’s sleeve did not utilize derivatives during the period.

The following are the top three contributors to and top three detractors from Fund performance for the Fund sleeve managed by Invesco Advisers, Inc. for the period from January 1, 2018, through October 17, 2018.

3

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

Top Three Contributors:

•

Information Technology: The Fund sleeve’s stock selection contributed positively to relative return. Overall, the sector registered -1.9% within the benchmark. Stock selection contributed 1.4% to relative return.

•

Communication Services: The Fund sleeve’s stock selection and sector allocation contributed positively to relative return. Overall, the sector registered -15.1% within the benchmark. Stock selection and an underweight to the sector contributed 0.3% to relative return.

•	Cash: The Fund sleeve’s allocation to cash provided a contribution to relative return of 0.2%.

Top Three Detractors:

•	Industrials: The Fund sleeve’s stock selection detracted from relative return. Overall, the sector registered -4.1% within the benchmark. Stock selection detracted 0.7% from relative return.

•

Financials: The Fund sleeve’s stock selection and sector allocation detracted from relative return. Overall, the sector registered -7.1% within the benchmark. Stock selection and an overweight to the sector detracted 0.7% from relative return.

•	Energy: The Fund sleeve’s stock selection detracted from relative return. Overall, the sector returned 3.4% within the benchmark. Stock selection detracted 0.2% from relative return.

The Fund’s sleeve did not utilize derivatives during the reporting period.

The following commentary is provided by Allianz Global Investors U.S. LLC

Market Commentary

International equity markets were hit by the global sell-off during the fourth quarter of 2018. Investors feared a decline in global growth, with the Federal Reserve (Fed) hiking rates again, and relatively weak Chinese gross domestic product (GDP) data creating a link to the higher tariffs. In

Europe, the vote for Prime Minister Theresa May’s Brexit deal was postponed until January 15, 2019, initially seen as raising the chances of a crash out on the 29th of March, while France was unsettled by the Yellow Vest unrest, and Italian growth stagnated due to the budget standoff with Brussels.

From a relative perspective, the Fund’s investment style has also been under pressure, as investors questioned the sustainability of the cycle and rotated out of higher-growth stocks into low-beta defensives. This led to a contraction in the multiple premium that our structural growth stocks typically enjoy versus the wider market. Investors sought shelter in the cheapest areas of the market, such as Utilities, where the portfolio has no exposure, while cutting back on Information Technology, given high valuations, where the portfolio is overweight.

Portfolio Performance

Since October 18, 2018, the Fund sleeve has registered -6.54% versus -4.92% for the benchmark. The Fund benefited from being underweight the Energy and Materials sectors, and overweight Financials. The sectors that detracted most from the sleeve’s performance were an underweight to both Real Estate and Utilities and an overweight to Information Technology. With respect to specific securities that detracted, among them were ASOS, Baidu, and Fresenius Helios.

ASOS, United Kingdom, Consumer Discretionary: ASOS is a leader in the structurally growing online fashion market, which cut its fiscal-year revenue outlook after a significant deterioration in trading in November 2018, from 20% to 15%, and also lowered gross margin. The online fashion and beauty retailer did not match the very extreme (up to 70% in some instances) Black Friday discounts offered by peers. This resulted in a loss of sales, and a high level of catch-up promotional activity. The resulting sell-off was particularly severe. After in-depth discussion with company management and our Analyst team, we believe the stock is now inexpensive, considering it maintains its ability to grow 15% - 20%, and guidance could be conservative.

4

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

Baidu, China, Communication Services: Baidu’s advertising sales are expected to suffer headwinds due to the China slowdown and increased regulation. The online search giant and leader in the Chinese artificial intelligence (AI) market is currently investing for growth, shifting to curate its medical ads (which are 30% of sales), broadening its content offering, and promoting its suite of mobile apps to users, while AI investment continues.

Fresenius Helios, Germany, Health Care: Diversified health care group Fresenius Helios fell on increasing headwinds due to German hospital reforms (such as minimum nursing requirements), as well as deal consummation risks associated with its failed merger with Akorn (ultimately considered positive for the firm). Fresenius Helios remained adamant that it rightfully terminated the deal, based on Akorn’s violations of U.S. Food and Drug Administration (FDA) rules regarding data integrity. In December the U.S. Supreme Court ruled in Fresenius’s favor; however, Akorn is challenging the case further. Valuations have become highly attractive.

From a relative return perspective, the securities that have provided the most significant positive returns include HDFC Bank, Ambu, and PSG Group.

HDFC Bank, India, Financials: The deposit leader among India’s private banks, HDFC looks to benefit from rising loan demand and cost efficiency gains, delivering return on equity of around 18% during the reporting period. Results for the second quarter of 2018 released in October supported this outlook, with net profit growth of 21% year-on-year driven by loan growth and improved operating leverage. HDFC benefits from having sustainably lower funding costs.

Ambu, Denmark, Healthcare: As the leading supplier of single-use endoscopy equipment, Ambu has a significant opportunity in the global transition from multi-use products, eliminating cross-contamination risk, which is a focus of the FDA. During the quarter, Ambu delivered on its 15% organic growth target, also upholding its 16% - 18% compound annual growth rate targets for the next two years. Four new product launches this year include an ear-nose-throat scope and colonoscope. FDA approval for Ambu’s duodenoscope is also expected shortly, and could lead to an unexpectedly fast uptake, given the multi-use alternative is strongly associated with bacterial contamination.

PSG Group, South Africa, Financials: Diversified financial services firm PSG delivered very strong results for the first half of the year across its various assets, with earnings-per-share growth of 22% year-on-year. The firm has a five-year compound annual growth rate target of 20%, which looks to be sustained through its innovation, scale, lowest funding costs, and first-mover advantages in underpenetrated banking and financial advisory solutions where it still has low market shares.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Allianz Global Investors U.S. LLC

Portfolio Managers:

Robert Hofmann, CFA and Tobias Kohls, CFA, FRM

The following commentary is provided by WCM Investment Management, LLC

The MSCI ACWI ex USA Growth Index experienced volatility on the downside of the fourth quarter of 2018. Quarterly market factors were a headwind. In the equity markets, value outperformed growth, and in the bond markets low quality outperformed high quality. As a result, both sector allocation and stock selection detracted modestly. Among our overweights, Technology (the second-from-bottom benchmark performer) was the primary headwind. Our underweight to Energy (the worst-performing sector in the benchmark) was the only meaningful contributor. The Fund sleeve’s lack of exposure to Utilities and Real Estate, which were the top-performing sectors in the benchmark, hurt the most. The Fund sleeve’s underweight to Energy (the worst-performing sector in the benchmark) was the only meaningful contributor.

5

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

Despite good stock selection in Financials (led by HDFC) and Communication Services (Tencent), weak stock selection in Energy (Core Labs) and Health Care (Sysmex) offset it. Geographically, allocation helped slightly while stock selection detracted less than 1%.

As for regional selection, our strongest picks came from Asia/Pacific (mostly HDFC, Tencent). The detractors in regional selection were The Americas (CP, Shopify, Walmex) and Europe (Core Labs, Accenture, Hexagon).

The Fund’s sleeve did not invest in derivatives.

Subadviser:

WCM Investment Management, LLC

Portfolio Managers:

Paul Black; Kurt Winrich, CFA; Peter Hunkel; and Michael Trigg

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation†

Common Stocks	97.8%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries††

IT Services	7.9%
Interactive Media & Services	7.1%
Textiles, Apparel & Luxury Goods	5.9%
Insurance	5.9%
Semiconductors & Semiconductor Equipment	5.4%
Electronic Equipment, Instruments & Components	5.2%
Banks	4.5%
Food & Staples Retailing	3.9%
Chemicals	3.8%
Road & Rail	3.7%
Other Industries	46.7%
100.0%

Top Holdings††

Tencent Holdings Ltd.	4.4%
AIA Group Ltd.	4.0%
Keyence Corp.	3.2%
HDFC Bank Ltd., ADR	3.1%
CSL Ltd.	2.9%
Shopify, Inc., Class A	2.5%
Alibaba Group Holding Ltd., ADR	2.3%
Experian plc	2.1%
Canadian Pacific Railway Ltd.	2.1%
Accenture plc, Class A	2.0%
Other Holdings	71.4%
100.0%

Top Countries††

Canada	9.7%
United States	9.1%
China	8.8%
United Kingdom	8.2%
Germany	7.2%
Denmark	6.5%
Switzerland	6.3%
Sweden	6.0%
France	5.7%
Japan	4.9%
Other Countries	27.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.
††	Percentages indicated are based upon total investments as of December 31, 2018.

7

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(16.46)%	0.26%	7.25%
Class II2	(16.67)%	0.00%	6.95%
Class Y	(16.37)%	0.41%	7.38%
MSCI ACWI ex USA Growth	(14.43)%	1.69%	7.15%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

Expense Ratio^
Class I	1.06%
Class II	1.31%
Class Y	0.91%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT Multi-Manager International Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund versus performance of the MSCI ACWI ex USA Growth and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/2018 - 12/31/18	Expense Ratio During Period (%) 7/1/2018 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	876.20	4.73	1.00
	Hypothetical	(b)(c)	1,000.00	1,020.16	5.09	1.00
Class II Shares	Actual	(b)	1,000.00	874.90	5.91	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.90	6.36	1.25
Class Y Shares	Actual	(b)	1,000.00	877.20	3.97	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2018

NVIT Multi-Manager International Growth Fund

Common Stocks 97.8%

	Shares	Value

AUSTRALIA 2.8%
Biotechnology 2.8%
CSL Ltd.	204,630	$26,723,883

BRAZIL 1.6%
Food & Staples Retailing 0.5%
Raia Drogasil SA*	366,303	5,392,150

Health Care Providers & Services 0.3%
Odontoprev SA	787,436	2,795,515

Machinery 0.4%
WEG SA	727,050	3,286,668

Multiline Retail 0.4%
Lojas Renner SA	333,249	3,658,148

		15,132,481

CANADA 9.5%
Food & Staples Retailing 1.5%
Alimentation Couche-Tard, Inc., Class B	278,945	13,875,736

Hotels, Restaurants & Leisure 1.3%
Restaurant Brands International, Inc.	231,027	12,069,181

IT Services 2.5%
Shopify, Inc., Class A*	168,448	23,321,626

Multiline Retail 0.6%
Dollarama, Inc.	250,816	5,965,423

Road & Rail 2.6%
Canadian National Railway Co.	73,679	5,456,844
Canadian Pacific Railway Ltd.	106,070	18,840,153

		24,296,997

Software 1.0%
Constellation Software, Inc.	15,144	9,693,624

		89,222,587

CHINA 8.6%
Interactive Media & Services 6.4%
Baidu, Inc., ADR*	63,186	10,021,300
Tencent Holdings Ltd.	1,028,500	40,768,739
Weibo Corp., ADR*	163,775	9,569,373

		60,359,412

Internet & Direct Marketing Retail 2.2%
Alibaba Group Holding Ltd., ADR*	150,678	20,653,433

		81,012,845

DENMARK 6.4%
Chemicals 1.5%
Chr Hansen Holding A/S	160,936	14,253,100

Health Care Equipment & Supplies 2.5%
Ambu A/S, Class B	688,232	16,575,582
Coloplast A/S, Class B	65,798	6,112,226

		22,687,808

Pharmaceuticals 1.4%
Novo Nordisk A/S, Class B	286,001	13,146,811

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Road & Rail 1.0%
DSV A/S	145,702	$9,607,558

		59,695,277

FRANCE 5.6%
Beverages 1.7%
Pernod Ricard SA	95,598	15,696,949

Textiles, Apparel & Luxury Goods 3.9%
EssilorLuxottica SA	86,454	10,916,738
EssilorLuxottica SA	69,811	8,690,474
LVMH Moet Hennessy Louis Vuitton SE	59,153	17,381,862

		36,989,074

		52,686,023

GERMANY 7.0%
Health Care Providers & Services 0.7%
Fresenius SE & Co. KGaA	142,568	6,891,402

Interactive Media & Services 0.5%
Scout24 AG Reg. S (a)	109,665	5,047,347

Internet & Direct Marketing Retail 0.3%
Zalando SE Reg. S* (a)	106,116	2,727,068

IT Services 0.6%
Bechtle AG	72,601	5,644,255

Semiconductors & Semiconductor Equipment 1.6%
Infineon Technologies AG	756,305	15,049,497

Software 1.6%
SAP SE	152,893	15,229,627

Textiles, Apparel & Luxury Goods 1.7%
adidas AG	74,027	15,469,497

		66,058,693

HONG KONG 3.9%
Insurance 3.9%
AIA Group Ltd.	4,433,800	36,473,584

INDIA 3.9%
Banks 3.9%
HDFC Bank Ltd., ADR	275,622	28,551,683
HDFC Bank Ltd.	270,431	8,225,215

		36,776,898

INDONESIA 1.0%
Banks 0.5%
Bank Central Asia Tbk. PT	2,587,142	4,676,926

Specialty Retail 0.5%
Ace Hardware Indonesia Tbk. PT	43,955,873	4,553,918

		9,230,844

IRELAND 2.2%
Airlines 1.5%
Ryanair Holdings plc, ADR*	191,961	13,694,498

Building Products 0.7%
Kingspan Group plc	168,064	7,022,954

		20,717,452

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

ISRAEL 1.2%
IT Services 1.2%
Wix.com Ltd.*	123,021	$11,113,717

ITALY 0.0%†
Textiles, Apparel & Luxury Goods 0.0%†
Luxottica Group SpA	2,020	119,518

JAPAN 4.8%
Electronic Equipment, Instruments & Components 3.2%
Keyence Corp.	58,582	29,524,191

Food & Staples Retailing 0.4%
Sundrug Co. Ltd.	128,755	3,829,882

Machinery 0.5%
Hoshizaki Corp.	71,076	4,353,916

Trading Companies & Distributors 0.7%
MonotaRO Co. Ltd.	280,800	6,847,678

		44,555,667

MEXICO 1.6%
Beverages 0.2%
Fomento Economico Mexicano SAB de CV	238,415	2,047,032

Food & Staples Retailing 1.4%
Wal-Mart de Mexico SAB de CV	4,950,631	12,588,346

		14,635,378

NETHERLANDS 1.9%
Semiconductors & Semiconductor Equipment 1.9%
ASML Holding NV	58,710	9,160,343
ASML Holding NV (Registered), NYRS	57,260	8,910,801

		18,071,144

NEW ZEALAND 0.7%
Air Freight & Logistics 0.7%
Mainfreight Ltd.	312,632	6,451,059

PHILIPPINES 0.6%
Food Products 0.2%
Universal Robina Corp.	753,584	1,819,918

Hotels, Restaurants & Leisure 0.4%
Jollibee Foods Corp.	619,544	3,437,513

		5,257,431

SOUTH AFRICA 1.2%
Diversified Financial Services 1.2%
PSG Group Ltd.	675,544	11,493,605

SOUTH KOREA 0.6%
Personal Products 0.6%
LG Household & Health Care Ltd.*	5,404	5,335,547

SPAIN 1.9%
IT Services 1.4%
Amadeus IT Group SA	193,932	13,503,320

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Specialty Retail 0.5%
Industria de Diseno Textil SA	169,408	$4,318,730

		17,822,050

SWEDEN 5.9%
Building Products 0.5%
Assa Abloy AB, Class B	263,033	4,702,840

Chemicals 0.6%
Hexpol AB	735,338	5,824,413

Electronic Equipment, Instruments & Components 2.0%
Hexagon AB, Class B	403,779	18,637,234

Machinery 2.1%
Atlas Copco AB, Class A	624,282	14,914,451
Trelleborg AB, Class B	311,624	4,916,031

		19,830,482

Trading Companies & Distributors 0.7%
AddTech AB, Class B	360,475	6,428,082

		55,423,051

SWITZERLAND 6.2%
Building Products 1.1%
Geberit AG (Registered)	26,275	10,236,695

Capital Markets 0.7%
Partners Group Holding AG	10,658	6,478,274

Chemicals 1.6%
Sika AG (Registered)	118,098	15,009,476

Food Products 1.8%
Nestle SA (Registered)	212,373	17,266,105

Machinery 0.4%
VAT Group AG Reg. S* (a)	38,629	3,401,584

Software 0.4%
Temenos AG (Registered)*	28,536	3,438,932

Textiles, Apparel & Luxury Goods 0.2%
Cie Financiere Richemont SA (Registered)	29,721	1,910,092

		57,741,158

TAIWAN 1.8%
Semiconductors & Semiconductor Equipment 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	449,454	16,589,347

UNITED KINGDOM 8.0%
Hotels, Restaurants & Leisure 1.8%
Compass Group plc	814,438	17,098,869

Household Products 1.2%
Reckitt Benckiser Group plc	148,055	11,306,370

Industrial Conglomerates 1.0%
DCC plc	128,544	9,771,614

Internet & Direct Marketing Retail 0.4%
ASOS plc*	144,049	4,157,208

Personal Products 0.7%
Unilever plc	120,934	6,329,403

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Professional Services 2.2%
Experian plc	805,616	$19,580,280

Tobacco 0.7%
British American Tobacco plc	219,973	7,014,760

		75,258,504

UNITED STATES 8.9%
Energy Equipment & Services 0.7%
Core Laboratories NV	108,099	6,449,186

Health Care Equipment & Supplies 1.2%
ResMed, Inc.	96,865	11,030,018

Insurance 1.9%
Chubb Ltd.	135,081	17,449,764

IT Services 2.0%
Accenture plc, Class A	132,833	18,730,781

Life Sciences Tools & Services 3.1%
ICON plc*	107,101	13,838,520
Mettler-Toledo International, Inc.*	28,530	16,135,997

		29,974,517

		83,634,266

Total Common Stocks (cost $988,393,378)		917,232,009

Total Investments (cost $988,393,378) — 97.8%		917,232,009

Other assets in excess of liabilities — 2.2%		20,584,349

NET ASSETS — 100.0%		$937,816,358

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $11,175,999 which represents 1.19% of net assets.

ADR	American Depositary Receipt

NYRS	New York Registry Shares

Reg.S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager International Growth Fund
Assets:
Investment securities, at value (cost $988,393,378)	$917,232,009
Cash	18,229,601
Foreign currencies, at value (cost $1,296,567)	1,312,879
Interest and dividends receivable	594,505
Receivable for investments sold	678,206
Receivable for capital shares issued	67,298
Reclaims receivable	1,143,910
Prepaid expenses	1,405

Total Assets	939,259,813

Liabilities:
Payable for investments purchased	410
Payable for capital shares redeemed	187,725
Accrued expenses and other payables:
Investment advisory fees	537,024
Fund administration fees	52,649
Distribution fees	19,685
Administrative servicing fees	23,550
Accounting and transfer agent fees	393
Trustee fees	489
Due to custodian	462,952
Deferred capital gain country tax	110,592
Custodian fees	6,192
Compliance program costs (Note 3)	1,012
Professional fees	6,329
Printing fees	13,762
Other	20,691

Total Liabilities	1,443,455

Net Assets	$937,816,358

Represented by:
Capital	$939,017,673
Total distributable earnings (loss)	(1,201,315)

Net Assets	$937,816,358

14

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager International Growth Fund
Net Assets:
Class I Shares	$68,915,306
Class II Shares	90,676,629
Class Y Shares	778,224,423

Total	$937,816,358

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,537,883
Class II Shares	9,970,081
Class Y Shares	85,032,525

Total	102,540,489

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.14
Class II Shares	$9.09
Class Y Shares	$9.15

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$23,006,268
Interest income	452,956
Income from securities lending (Note 2)	33,938
Foreign tax withholding	(1,620,869)

Total Income	21,872,293

EXPENSES:
Investment advisory fees	8,247,743
Fund administration fees	332,067
Distribution fees Class II Shares	275,152
Administrative servicing fees Class I Shares	123,999
Administrative servicing fees Class II Shares	165,092
Professional fees	141,004
Printing fees	30,556
Trustee fees	30,637
Custodian fees	34,879
Accounting and transfer agent fees	13,562
Compliance program costs (Note 3)	4,133
Other	27,065

Total expenses before fees waived	9,425,889

Investment advisory fees voluntarily waived (Note 3)	(74,922)

Net Expenses	9,350,967

NET INVESTMENT INCOME	12,521,326

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)†	68,511,862
Foreign currency transactions (Note 2)	(677,725)

Net realized gains	67,834,137

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(262,990,265)
Translation of assets and liabilities denominated in foreign currencies	(22,348)

Net change in unrealized appreciation/depreciation	(263,012,613)

Net realized/unrealized losses	(195,178,476)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(182,657,150)

†	Net of capital gain country taxes of $377,030.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $787,358.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$12,521,326	$10,440,049
Net realized gains	67,834,137	90,418,131
Net change in unrealized appreciation/depreciation	(263,012,613)	122,938,056

Change in net assets resulting from operations	(182,657,150)	223,796,236

Distributions to Shareholders From:
Distributable earnings:
Class I	(7,187,082)	(1,066,870	)(a)
Class II	(9,693,980)	(1,131,057	)(a)
Class Y	(78,941,001)	(9,688,582	)(a)

Change in net assets from shareholder distributions	(95,822,063)	(11,886,509)

Change in net assets from capital transactions	272,392,935	(302,250,770)

Change in net assets	(6,086,278)	(90,341,043)

Net Assets:
Beginning of year	943,902,636	1,034,243,679

End of year	$937,816,358	$943,902,636	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,784,319	$1,752,042
Dividends reinvested	7,187,082	1,066,870
Cost of shares redeemed	(9,781,420)	(10,624,324)

Total Class I Shares	(810,019)	(7,805,412)

Class II Shares
Proceeds from shares issued	10,570,265	7,332,559
Dividends reinvested	9,693,980	1,131,057
Cost of shares redeemed	(20,603,458)	(24,736,964)

Total Class II Shares	(339,213)	(16,273,348)

Class Y Shares
Proceeds from shares issued	227,407,816	19,359,417
Dividends reinvested	78,941,001	9,688,582
Cost of shares redeemed	(32,806,650)	(307,220,009)

Total Class Y Shares	273,542,167	(278,172,010)

Change in net assets from capital transactions	$272,392,935	$(302,250,770)

17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	159,815	158,844
Reinvested	702,550	91,910
Redeemed	(868,871)	(957,156)

Total Class I Shares	(6,506)	(706,402)

Class II Shares
Issued	918,534	712,714
Reinvested	952,257	98,369
Redeemed	(1,860,523)	(2,260,217)

Total Class II Shares	10,268	(1,449,134)

Class Y Shares
Issued	19,094,472	1,781,225
Reinvested	7,716,618	832,687
Redeemed	(2,779,800)	(28,890,764)

Total Class Y Shares	24,031,290	(26,276,852)

Total change in shares	24,035,052	(28,432,388)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $4,701,783.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions						Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2018	$12.03	0.13	(2.00)	(1.87)	(0.13)	(0.89)	(1.02)	$9.14	(16.46%	)	$68,915,306	1.03%	1.20%	1.03%	154.64%
Year Ended December 31, 2017	$9.68	0.11	2.38	2.49	(0.14)	–	(0.14)	$12.03	25.77%		$90,762,754	1.05%	1.02%	1.05%	47.09%
Year Ended December 31, 2016	$10.26	0.12	(0.33)	(0.21)	(0.15)	(0.22)	(0.37)	$9.68	(2.12%	)	$79,841,390	1.06%	1.21%	1.06%	47.81%
Year Ended December 31, 2015	$11.09	0.13	(0.21)	(0.08)	(0.08)	(0.67)	(0.75)	$10.26	(0.49%	)	$91,842,445	1.05%	1.17%	1.05%	53.94%
Year Ended December 31, 2014	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%

Class II Shares(f)
Year Ended December 31, 2018	$12.00	0.10	(1.99)	(1.89)	(0.13)	(0.89)	(1.02)	$9.09	(16.67%	)	$90,676,629	1.28%	0.94%	1.28%	154.64%
Year Ended December 31, 2017	$9.65	0.08	2.38	2.46	(0.11)	–	(0.11)	$12.00	25.53%		$119,547,807	1.30%	0.77%	1.30%	47.09%
Year Ended December 31, 2016	$10.24	0.09	(0.34)	(0.25)	(0.12)	(0.22)	(0.34)	$9.65	(2.47%	)	$110,148,490	1.31%	0.95%	1.31%	47.81%
Year Ended December 31, 2015	$11.02	0.10	(0.20)	(0.10)	(0.01)	(0.67)	(0.68)	$10.24	(0.65%	)	$125,215,417	1.30%	0.91%	1.30%	53.94%
Year Ended December 31, 2014	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%

Class Y Shares
Year Ended December 31, 2018	$12.03	0.14	(2.00)	(1.86)	(0.13)	(0.89)	(1.02)	$9.15	(16.37%	)	$778,224,423	0.87%	1.29%	0.88%	154.64%
Year Ended December 31, 2017	$9.67	0.13	2.39	2.52	(0.16)	–	(0.16)	$12.03	26.09%		$733,592,075	0.90%	1.15%	0.90%	47.09%
Year Ended December 31, 2016	$10.26	0.13	(0.34)	(0.21)	(0.16)	(0.22)	(0.38)	$9.67	(2.07%	)	$844,253,799	0.91%	1.34%	0.91%	47.81%
Year Ended December 31, 2015	$11.10	0.15	(0.21)	(0.06)	(0.11)	(0.67)	(0.78)	$10.26	(0.30%	)	$876,058,321	0.90%	1.31%	0.90%	53.94%
Year Ended December 31, 2014	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

20

Notes to Financial Statements (Continued)

December 31, 2018

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

21

Notes to Financial Statements (Continued)

December 31, 2018

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$6,451,059	$—	$6,451,059
Airlines	13,694,498	—	—	13,694,498
Banks	28,551,683	12,902,141	—	41,453,824
Beverages	2,047,032	15,696,949	—	17,743,981
Biotechnology	—	26,723,883	—	26,723,883
Building Products	—	21,962,489	—	21,962,489
Capital Markets	—	6,478,274	—	6,478,274
Chemicals	—	35,086,989	—	35,086,989
Diversified Financial Services	—	11,493,605	—	11,493,605
Electronic Equipment, Instruments & Components	—	48,161,425	—	48,161,425
Energy Equipment & Services	6,449,186	—	—	6,449,186
Food & Staples Retailing	26,464,082	9,222,032	—	35,686,114
Food Products	—	19,086,023	—	19,086,023
Health Care Equipment & Supplies	11,030,018	22,687,808	—	33,717,826
Health Care Providers & Services	—	9,686,917	—	9,686,917

22

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Hotels, Restaurants & Leisure	$12,069,181	$20,536,382	$—	$32,605,563
Household Products	—	11,306,370	—	11,306,370
Industrial Conglomerates	—	9,771,614	—	9,771,614
Insurance	17,449,764	36,473,584	—	53,923,348
Interactive Media & Services	19,590,673	45,816,086	—	65,406,759
Internet & Direct Marketing Retail	20,653,433	6,884,276	—	27,537,709
IT Services	53,166,124	19,147,575	—	72,313,699
Life Sciences Tools & Services	29,974,517	—	—	29,974,517
Machinery	—	30,872,650	—	30,872,650
Multiline Retail	5,965,423	3,658,148	—	9,623,571
Personal Products	—	11,664,950	—	11,664,950
Pharmaceuticals	—	13,146,811	—	13,146,811
Professional Services	—	19,580,280	—	19,580,280
Road & Rail	24,296,997	9,607,558	—	33,904,555
Semiconductors & Semiconductor Equipment	25,500,148	24,209,840	—	49,709,988
Software	9,693,624	18,668,559	—	28,362,183
Specialty Retail	—	8,872,648	—	8,872,648
Textiles, Apparel & Luxury Goods	8,690,474	45,797,707	—	54,488,181
Tobacco	—	7,014,760	—	7,014,760
Trading Companies & Distributors	—	13,275,760	—	13,275,760
Total Common Stocks	$315,286,857	$601,945,152	$—	$917,232,009
Total Assets	$315,286,857	$601,945,152	$—	$917,232,009

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

23

Notes to Financial Statements (Continued)

December 31, 2018

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Fund did not have any portfolio securities on loan.

24

Notes to Financial Statements (Continued)

December 31, 2018

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the Fund did not invest in any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of

25

Notes to Financial Statements (Continued)

December 31, 2018

investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss and investments in passive foreign investment companies (PFICs). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

26

Notes to Financial Statements (Continued)

December 31, 2018

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Allianz Global Investors U.S. LLC
WCM Investment Management LLC

Effective October 8, 2018, Invesco Advisors, Inc. and American Century Investment Management, Inc. were terminated and ceased serving as subadvisers to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.82%, and after voluntary fee waivers was 0.81%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

27

Notes to Financial Statements (Continued)

December 31, 2018

Effective October 8, 2018, due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $74,922, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $332,067 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $4,133.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $289,091.

28

Notes to Financial Statements (Continued)

December 31, 2018

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $1,716,077,095 and sales of $1,495,803,834 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

29

Notes to Financial Statements (Continued)

December 31, 2018

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

30

Notes to Financial Statements (Continued)

December 31, 2018

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $16,592 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,038,508	$67,783,555	$95,822,063	$—	$95,822,063

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,886,509	$—	$11,886,509	$—	$11,886,509

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

31

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$13,794,308	$63,457,905	$77,252,213	$—	$(78,453,528)	$(1,201,315)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$995,577,555	$25,512,090	$(103,857,636)	$(78,345,546)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager International Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2018 (Unaudited)

NVIT Multi-Manager International Growth Fund – Initial Approval of Allianz and WCM Sub-advisory Agreements

Summary of Factors Considered by the Board

At the September 12, 2018 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, on behalf of the NVIT Multi-Manager International Growth Fund (the “Fund”), the appointment of Allianz Global Investors U.S. LLC (“Allianz”) and WCM Investment Management, LLC (“WCM”) as sub-advisers to the Fund pursuant to new sub-advisory agreements (the “Sub-advisory Agreements”). Allianz and WCM replaced Invesco Advisers, Inc. (“Invesco”) and American Century Investment Management, Inc. (“ACI”), the previous sub-advisers to the Fund. The Board was provided with detailed materials relating to Allianz and WCM in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Sub-advisory Agreements.

In making its determinations, the Board considered the information provided regarding Allianz and WCM, including, among other things, information relating to Allianz’s and WCM’s investment strategies and processes for the Fund. The Board also considered the experience of the investment personnel of Allianz and WCM who would be managing the Fund. The Board considered information concerning the past performance records of Allianz and WCM in managing investment strategies comparable to the strategies they would use in managing the Fund’s assets, the correlations of the performance of those strategies under different market conditions, and the allocations of the portions of the assets of the Fund that each subadvisor was expected to manage.

The Board considered that the rates at which Nationwide Fund Advisors (“NFA”) would pay sub-advisory fees to Allianz and WCM would be lower than the rates at which NFA previously paid sub-advisory fees to Invesco and ACI, and that NFA had agreed to share 50% of those savings with the Fund’s shareholders by entering into a voluntary fee waiver agreement. The Board also considered that the non-compensatory terms of the Sub-advisory Agreements are substantially similar in all material respects to the terms of the sub-advisory agreements that the Trust currently has in place for other Nationwide Funds.

No information was presented to the Board regarding the expected profitability of the Sub-advisory Agreements.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board members, and all of the Independent Trustees voting separately, unanimously approved the Sub-advisory Agreements for a two-year period commencing from the execution of the Sub-advisory Agreements.

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.26%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $13,815,507 or $0.1347 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $2,006,007 or $0.0196 per outstanding share.

The Fund designates $67,783,555, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

35

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

36

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

38

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

40

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

41

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

43

Annual Report

December 31, 2018

NVIT Multi-Manager International Value Fund

AR-MM-IV 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager International Value Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager International Value Fund (Class IV) registered -17.15% versus -14.78% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Foreign Large Value (consisting of 50 funds as of December 31, 2018), was -16.13% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Dimensional Fund Advisors LP and Thompson, Siegel & Walmsley LLC

The following commentary is provided by Dimensional Fund Advisors LP

Environment

In U.S. dollar terms, Europe, Australasia and Far East (EAFE) markets had negative performance for the one-year reporting period, trailing the U.S. market but outperforming emerging markets. The MSCI EAFE® Index registered -13.8%, as compared to -5.2% for the Russell 3000® Index and -14.6% for the MSCI Emerging Markets® Index. Most EAFE market currencies, particularly the Swedish krona and the Australian dollar, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the EAFE market.

Theoretical and empirical research suggests that investors systematically can pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market capitalization dimension, small caps (MSCI EAFE® Small Cap Index) underperformed large caps (MSCI EAFE Index) by 4.1% for the year. Mid-caps (MSCI EAFE® Mid Cap Index), a subset of the large-cap universe, underperformed large caps by 2.4% but outperformed small caps by 1.7%. Along the relative price dimension, large-cap value stocks (MSCI EAFE Value Index) underperformed large-cap growth stocks (MSCI EAFE® Growth Index) by 2.0%, and small-cap value stocks (MSCI EAFE® Small Cap Value Index) underperformed small-cap growth stocks (MSCI EAFE® Small Cap Growth Index) by 0.6%.

It is important to consider the interactions between size, value and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with higher relative prices and higher profitability outperformed stocks with lower relative prices and lower profitability among both large and small caps. Performance of the premiums may vary depending on the segment of the market under analysis.

Fund Commentary

Dimensional’s investment strategy is process-driven with a consistent focus on value securities in the large-cap segment of developed ex-U.S. markets and increased exposure to securities with smaller market capitalizations, higher profitability, and lower relative price within the large-cap value universe. As of December 31, 2018, the Fund sleeve held over 450 names and invested in 22 eligible developed market countries. With the Fund sleeve’s diversified approach, performance generally was determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities.

The Fund sleeve’s greater emphasis on low relative price (value) stocks detracted from relative performance, as these stocks underperformed high relative price (growth) stocks for the year. Conversely, higher-profitability stocks outperformed lower-profitability stocks in the low relative price (value) segment of the market, and the Fund

3

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

sleeve’s emphasis on these stocks contributed positively to performance relative to the benchmark. At the sector level, the Fund sleeve’s general exclusions of real estate investment trusts (REITs) and highly regulated utilities had a negative impact on relative performance, as REITs and Utilities outperformed the overall index.

During the annual period ended December 31, 2018, holding weight differences between the Fund sleeve and the benchmark in Bayer AG, Koninklijke Ahold Delhaize NV, and British American Tobacco PLC contributed slightly to relative performance. In the cases of Bayer AG and British American Tobacco PLC, the Fund sleeve held these securities at lower weights than did the benchmark, and the securities underperformed the overall benchmark. In the case of Koninklijke Ahold Delhaize NV, the Fund sleeve held the security at a weight greater than that of the benchmark, and the security outperformed the overall benchmark.

Holding weight differences in Vodafone Group PLC, GlaxoSmithKline PLC, and Daimler AG detracted slightly from relative performance. In the cases of Vodafone Group PLC and Daimler AG, the Fund sleeve held these securities at greater weights than did the benchmark, and the securities underperformed the overall benchmark. In the case of GlaxoSmithKline PLC, the benchmark held this security while the Fund sleeve did not, and the security outperformed the overall benchmark.

Security allocations are driven by the Fund sleeve’s continuous focus on value securities in the large-cap segment of developed ex-U.S. markets, with an emphasis on stocks with smaller market capitalizations, lower relative prices, and higher profitability within the large-cap value market segment.

The Fund’s sleeve did not hold derivatives during the reporting period.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; Mary T. Phillips, CFA; and Bhanu P. Singh

The following commentary is provided by Thompson, Siegel & Walmsley LLC

The Fund’s sleeve underperformed its benchmark over the annual reporting period ended December 31, 2018. On a sector basis, Information Technology stocks were the biggest drag on relative performance, with Flex Ltd. as a notable detractor. The contract manufacturer reported a disappointing fourth quarter of 2018 as the company announced the breakup of its Nike relationship and continued headwinds from its India factory capacity constraints. We believe the shares are undervalued and reflect a worst-case scenario. The company has potential to increase margins, improve execution under new management, accelerate free cash flow, and grow its higher-margin business. The Materials sector also was a source of underperformance. HeidelbergCement AG lagged as the company cut guidance. Steep cost inflation and a late start to the construction season caused operating profits to lag topline growth. Coupled with a risk-off environment in the market, the company is at one of its lowest valuations since 2009.

The largest relative detractor on a regional basis during the reporting period was the United Kingdom, with Micro Focus International Plc as the worst-performing position. The company has struggled to integrate software assets acquired from Hewlett Packard Enterprises in 2017. Management forecast a decline in revenue for the 2018 fiscal year. We have sold the Fund sleeve’s position, believing the risk-reward trade-off has gotten worse. Standard Life Aberdeen Plc was another notable detractor. The asset management company lagged as outflows in certain asset classes weighed on shares. We believe the company is undervalued, given the share buyback and capital return following the sale of its insurance business. The company is trading at a significant discount to the sum of its parts.

The Financials and Consumer Staples sectors were top contributors to portfolio relative return during the reporting period, thanks to stock selection. German securities exchange operator Deutsche Boerse AG was a notable contributor in Financials. The company reported strong revenue

4

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

growth with effective cost control, continuing to deliver on management’s plan. DBS Group Holdings Ltd. was another positive contributor. The Singapore-based bank holding company reported solid financial results and an improving net interest margin. The Consumer Staples sector was paced by a pair of Japanese convenience store operators, Seven & I Holdings and FamilyMart UNY Holdings. We sold the Fund sleeve’s position in FamilyMart after ITOCHU Corporation, FamilyMart’s parent company, made an attractive tender offer for a portion of the shares.

The largest relative contributor to the Fund sleeve’s results on a regional basis during the reporting period was Emerging Markets. The portfolio holds some Emerging Market stocks not included in the MSCI EAFE Value Index; this group of stocks, led by Guangdong Investment Limited and China Mobile Limited, positively contributed to portfolio relative return. Guangdong Investment Limited benefited from market volatility as investors sought more defensive names with stable earnings. Guangdong exhibits this characteristic as most of its operating profit stems from the water business, a majority of which is contracted with the Hong Kong government. China Mobile outperformed due to shifting investor sentiment. The company’s dominant market share and stable earnings make it a defensive option in a risk-off market environment.

The Fund’s sleeve did not hold derivatives during the reporting period.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

Brandon H. Harrell, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreements	1.0%
Rights††	0.0%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries†††

Banks	13.2%
Oil, Gas & Consumable Fuels	8.4%
Insurance	6.0%
Pharmaceuticals	5.9%
Automobiles	5.5%
Metals & Mining	4.4%
Industrial Conglomerates	3.4%
Chemicals	3.3%
Capital Markets	3.3%
Food & Staples Retailing	2.7%
Other Industries*	43.9%
100.0%

Top Holdings†††

Novartis AG (Registered)	2.1%
TOTAL SA	2.0%
Sumitomo Mitsui Financial Group, Inc.	1.4%
Vodafone Group plc	1.4%
Nestle SA (Registered)	1.2%
Toyota Motor Corp.	1.2%
CK Hutchison Holdings Ltd.	1.1%
Sanofi	1.1%
UBS Group AG (Registered)	1.1%
ORIX Corp.	1.1%
Other Holdings*	86.3%
100.0%

Top Countries†††

Japan	23.1%
United Kingdom	13.9%
France	10.1%
Germany	9.7%
Switzerland	8.4%
Netherlands	5.7%
Australia	4.2%
Canada	3.7%
Hong Kong	2.9%
Spain	2.0%
Other Countries*	16.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(17.16)%	(1.64)%	4.23%
Class II	(17.33)%	(1.89)%	3.97%
Class IV	(17.15)%	(1.65)%	4.24%
Class Y	(17.13)%	(1.51)%	4.38%
MSCI EAFE® Value Index	(14.78)%	(0.61)%	5.50%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.91%
Class II	1.18%	1.16%
Class IV	0.93%	0.91%
Class Y	0.78%	0.76%

^

Current effective prospectus dated April 30, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	NVIT Multi-Manager International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the MSCI EAFE® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	862.80	4.37	0.93
	Hypothetical	(b)(c)	1,000.00	1,020.52	4.74	0.93
Class II Shares	Actual	(b)	1,000.00	861.20	5.54	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class IV Shares	Actual	(b)	1,000.00	862.10	4.36	0.93
	Hypothetical	(b)(c)	1,000.00	1,020.52	4.74	0.93
Class Y Shares	Actual	(b)	1,000.00	862.40	3.66	0.78
	Hypothetical	(b)(c)	1,000.00	1,021.27	3.97	0.78

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

NVIT Multi-Manager International Value Fund

Common Stocks 98.8%

	Shares	Value

AUSTRALIA 4.2%
Airlines 0.5%
Qantas Airways Ltd.	1,020,000	$4,163,877

Banks 1.1%
Australia & New Zealand Banking Group Ltd.	342,554	5,902,603
Bank of Queensland Ltd.	52,604	358,039
Bendigo & Adelaide Bank Ltd.	60,018	456,493
National Australia Bank Ltd.	100,046	1,697,673
Westpac Banking Corp.	55,613	980,867

		9,395,675

Capital Markets 0.5%
Macquarie Group Ltd.	49,700	3,803,046

Chemicals 0.1%
Incitec Pivot Ltd.	223,262	515,760

Commercial Services & Supplies 0.0%†
Downer EDI Ltd.	66,432	316,285

Construction Materials 0.0%†
Boral Ltd.	76,823	267,284

Diversified Financial Services 0.2%
AMP Ltd.	151,063	260,754
Challenger Ltd.	227,282	1,519,190

		1,779,944

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	6,604	53,114

Health Care Providers & Services 0.0%†
Healthscope Ltd.	147,549	231,755

Hotels, Restaurants & Leisure 0.1%
Star Entertainment Grp Ltd. (The)	145,651	467,776
Tabcorp Holdings Ltd.	130,215	393,437

		861,213

Insurance 0.2%
QBE Insurance Group Ltd.	92,659	659,136
Suncorp Group Ltd.	77,117	685,985

		1,345,121

Metals & Mining 0.8%
BHP Group plc, ADR	58,765	2,461,667
BlueScope Steel Ltd.	116,801	901,538
Fortescue Metals Group Ltd.	398,628	1,168,220
Newcrest Mining Ltd.	43,762	674,208
South32 Ltd.	642,860	1,516,700

		6,722,333

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	51,231	114,123

Oil, Gas & Consumable Fuels 0.7%
Oil Search Ltd.	33,693	169,905
Origin Energy Ltd.* (a)	131,446	598,961
Santos Ltd.	675,513	2,607,136
Whitehaven Coal Ltd.	131,410	400,527
Woodside Petroleum Ltd.	84,500	1,866,307

		5,642,836

Real Estate Management & Development 0.0%†
LendLease Group	44,459	362,668

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Road & Rail 0.0%†
Aurizon Holdings Ltd.	11,035	$33,264

		35,608,298

AUSTRIA 0.1%
Banks 0.1%
Raiffeisen Bank International AG	13,694	348,778

Electric Utilities 0.0%†
Verbund AG	2,922	124,691

Metals & Mining 0.0%†
voestalpine AG	513	15,343

		488,812

BELGIUM 1.5%
Banks 0.6%
KBC Group NV	80,865	5,232,526

Chemicals 0.2%
Solvay SA	14,530	1,447,105

Diversified Financial Services 0.5%
Groupe Bruxelles Lambert SA	45,225	3,927,751

Insurance 0.1%
Ageas	22,714	1,020,430

Pharmaceuticals 0.1%
UCB SA	10,503	856,285

		12,484,097

BRAZIL 0.7%
Aerospace & Defense 0.7%
Embraer SA, ADR (a)	262,600	5,811,338

CANADA 3.7%
Auto Components 0.2%
Linamar Corp. (a)	6,121	203,107
Magna International, Inc.	39,675	1,803,228

		2,006,335

Banks 0.6%
Bank of Montreal	50,026	3,269,200
Bank of Nova Scotia (The)	27,859	1,389,328
Canadian Imperial Bank of Commerce (a)	1,184	88,255

		4,746,783

Capital Markets 0.0%†
TMX Group Ltd.	3,527	182,731

Chemicals 0.1%
Nutrien Ltd.	19,157	900,006

		900,006

Food & Staples Retailing 0.1%
Empire Co. Ltd., Class A	14,720	310,854
Metro, Inc. (a)	5,225	181,183

		492,037

Gas Utilities 0.0%†
AltaGas Ltd. (a)	16,093	163,853

Insurance 0.7%
Fairfax Financial Holdings Ltd.	3,616	1,591,813
Great-West Lifeco, Inc.	10,582	218,430

10

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Insurance (continued)
Industrial Alliance Insurance & Financial Services, Inc.	25,256	$806,039
Manulife Financial Corp.	129,653	1,839,589
Sun Life Financial, Inc.	42,671	1,416,250

		5,872,121

Metals & Mining 0.8%
Agnico Eagle Mines Ltd.	11,930	481,972
Barrick Gold Corp. (a)	109,600	1,479,584
Goldcorp, Inc.	101,843	998,061
IAMGOLD Corp.*	14,411	52,885
Kinross Gold Corp.*	279,967	902,326
Teck Resources Ltd., Class B	112,568	2,423,483
Wheaton Precious Metals Corp.	16,234	316,903

		6,655,214

Oil, Gas & Consumable Fuels 1.2%
ARC Resources Ltd.	24,859	147,493
Cameco Corp.	53,272	604,051
Canadian Natural Resources Ltd.	106,527	2,570,497
Cenovus Energy, Inc. (a)	71,205	500,591
Crescent Point Energy Corp. (a)	69,011	209,277
Enbridge, Inc.	5,994	186,204
Encana Corp.	96,989	560,333
Husky Energy, Inc.	51,936	536,784
Imperial Oil Ltd.	19,406	491,360
Seven Generations Energy Ltd., Class A*	18,233	148,781
Suncor Energy, Inc.	127,971	3,574,408
Tourmaline Oil Corp.	43,705	543,591
Whitecap Resources, Inc.	12,913	41,145

		10,114,515

		31,133,595

CHILE 0.1%
Metals & Mining 0.1%
Antofagasta plc	22,054	218,566
Lundin Mining Corp.	108,900	449,895

		668,461

CHINA 1.0%
Interactive Media & Services 0.3%
Baidu, Inc., ADR*	16,000	2,537,600

Water Utilities 0.0%†
Guangdong Investment Ltd.	214,400	412,904

Wireless Telecommunication Services 0.7%
China Mobile Ltd.	590,000	5,685,958

		8,636,462

COLOMBIA 0.1%
Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	9,483	601,750

DENMARK 1.3%
Banks 0.1%
Danske Bank A/S	34,243	678,487

Beverages 0.1%
Carlsberg A/S, Class B	11,186	1,190,062

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Building Products 0.0%†
Rockwool International A/S, Class B	1,036	$270,609

Commercial Services & Supplies 0.1%
ISS A/S	28,895	806,553

Electrical Equipment 0.2%
Vestas Wind Systems A/S	23,109	1,754,645

Health Care Equipment & Supplies 0.0%†
William Demant Holding A/S*	3,643	103,272

Insurance 0.0%†
Tryg A/S	2,732	68,770

Marine 0.7%
AP Moller — Maersk A/S, Class A	244	288,001
AP Moller — Maersk A/S, Class B	3,897	4,918,107

		5,206,108

Pharmaceuticals 0.0%†
H Lundbeck A/S	7,213	316,303

Road & Rail 0.1%
DSV A/S	8,578	565,631

		10,960,440

FINLAND 0.6%
Banks 0.2%
Nordea Bank Abp	220,204	1,857,215

Communications Equipment 0.1%
Nokia OYJ	94,088	543,632

Electric Utilities 0.1%
Fortum OYJ	37,366	819,516

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	22,450	259,932
UPM-Kymmene OYJ	47,230	1,200,936

		1,460,868

		4,681,231

FRANCE 10.0%
Aerospace & Defense 0.1%
Airbus SE	10,020	958,322

Air Freight & Logistics 0.0%†
Bollore SA	91,199	364,344

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA	19,027	1,881,185

Automobiles 0.8%
Peugeot SA	180,190	3,830,345
Renault SA (a)	40,244	2,505,283

		6,335,628

Banks 0.6%
BNP Paribas SA	72,752	3,276,619
Credit Agricole SA	58,221	626,231
Societe Generale SA	44,884	1,425,020

		5,327,870

Building Products 0.2%
Cie de Saint-Gobain	60,203	2,003,878

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Capital Markets 0.1%
Amundi SA Reg. S (b)	1,772	$93,162
Natixis SA	97,924	462,040

		555,202

Chemicals 0.4%
Arkema SA	40,832	3,484,468

Construction & Engineering 0.1%
Bouygues SA	29,980	1,072,036

Diversified Telecommunication Services 0.4%
Orange SA	230,501	3,730,055

Electric Utilities 0.1%
Electricite de France SA (a)	72,294	1,139,105

Entertainment 0.9%
Vivendi SA	316,162	7,681,890

Food & Staples Retailing 0.2%
Carrefour SA	85,977	1,465,412

Insurance 0.4%
AXA SA	98,074	2,113,065
CNP Assurances	21,250	449,490
SCOR SE	10,743	483,840

		3,046,395

Media 0.4%
Publicis Groupe SA	59,775	3,421,018

Multi-Utilities 1.8%
Engie SA	599,937	8,574,383
Veolia Environnement SA	335,911	6,890,198

		15,464,581

Oil, Gas & Consumable Fuels 2.0%
TOTAL SA	310,800	16,418,952

Pharmaceuticals 1.1%
Sanofi	103,073	8,907,472

Trading Companies & Distributors 0.2%
Rexel SA	134,200	1,430,929

		84,688,742

GERMANY 9.7%
Airlines 0.1%
Deutsche Lufthansa AG (Registered)	56,134	1,265,948

Auto Components 0.0%†
Continental AG	1,970	272,408

Automobiles 2.3%
Bayerische Motoren Werke AG	56,842	4,603,469
Bayerische Motoren Werke AG (Preference)	8,321	592,205
Daimler AG (Registered)	131,517	6,914,725
Porsche Automobil Holding SE (Preference)	12,604	746,173
Volkswagen AG	5,531	881,259
Volkswagen AG (Preference)	28,020	4,458,921

		18,196,752

Banks 0.1%
Commerzbank AG*	136,276	902,653

Capital Markets 0.5%
Deutsche Bank AG (Registered)	101,204	807,625
Deutsche Bank AG (Registered)	24,588	200,392

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Capital Markets (continued)
Deutsche Boerse AG	29,682	$3,569,476

		4,577,493

Chemicals 0.3%
BASF SE	5,260	363,995
Evonik Industries AG	20,867	521,180
LANXESS AG	29,636	1,365,026
Wacker Chemie AG	1,635	148,173

		2,398,374

Construction Materials 0.8%
HeidelbergCement AG	111,080	6,793,430

Diversified Telecommunication Services 0.2%
Deutsche Telekom AG (Registered)	67,407	1,145,020
Telefonica Deutschland Holding AG	155,633	608,957

		1,753,977

Food & Staples Retailing 0.0%†
METRO AG	14,033	215,766

Health Care Providers & Services 0.5%
Fresenius SE & Co. KGaA	90,200	4,360,056

Hotels, Restaurants & Leisure 0.2%
TUI AG	128,296	1,804,603

Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	12,631	327,020

Industrial Conglomerates 0.7%
Siemens AG (Registered)	55,591	6,200,025

Insurance 1.2%
Allianz SE (Registered)	31,347	6,290,291
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	4,179	911,989
Talanx AG	77,106	2,630,683

		9,832,963

Multi-Utilities 0.3%
Innogy SE*	12,240	520,661
RWE AG	87,209	1,895,887

		2,416,548

Pharmaceuticals 1.3%
Bayer AG (Registered)	79,787	5,532,524
Merck KGaA	50,885	5,250,249

		10,782,773

Semiconductors & Semiconductor Equipment 0.6%
Infineon Technologies AG	241,259	4,800,744

Software 0.6%
SAP SE	47,454	4,726,879

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,451	318,149

		81,946,561

HONG KONG 2.9%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	118,000	167,358

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Food Products 0.0%†
WH Group Ltd. Reg. S (b)	411,000	$313,398

Hotels, Restaurants & Leisure 0.0%†
Melco International Development Ltd.	49,000	98,788
Shangri-La Asia Ltd.	94,000	138,499

		237,287

Industrial Conglomerates 1.2%
CK Hutchison Holdings Ltd.	970,072	9,270,292
Guoco Group Ltd.	4,000	50,767
Hopewell Holdings Ltd.	54,000	237,412
NWS Holdings Ltd.	173,307	355,665

		9,914,136

Real Estate Management & Development 1.6%
CK Asset Holdings Ltd.	757,000	5,504,725
Hang Lung Group Ltd.	164,000	416,659
Hang Lung Properties Ltd.	217,000	413,617
Henderson Land Development Co. Ltd.	73,141	362,588
Hongkong Land Holdings Ltd.	70,800	446,318
Kerry Properties Ltd.	114,000	387,313
New World Development Co. Ltd.	625,202	821,298
Sino Land Co. Ltd. (a)	364,078	619,601
Sun Hung Kai Properties Ltd.	130,221	1,846,404
Swire Pacific Ltd., Class A	94,500	992,751
Swire Pacific Ltd., Class B	180,000	298,874
Wharf Holdings Ltd. (The)	120,000	311,311
Wheelock & Co. Ltd.	111,000	630,410

		13,051,869

Road & Rail 0.1%
MTR Corp. Ltd.	107,000	563,135

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	101,000	322,300

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust	914,000	223,336
Hutchison Port Holdings Trust	220,600	52,062

		275,398

		24,844,881

IRELAND 1.2%
Airlines 0.2%
Ryanair Holdings plc, ADR* (a)	19,474	1,389,275

Banks 0.4%
AIB Group plc	735,557	3,092,032
Bank of Ireland Group plc	90,243	500,848

		3,592,880

Construction Materials 0.1%
CRH plc, ADR (a)	23,320	614,482

Containers & Packaging 0.5%
Smurfit Kappa Group plc	163,345	4,337,845

Hotels, Restaurants & Leisure 0.0%†
Paddy Power Betfair plc (c)	3,790	310,500

		10,244,982

ISRAEL 0.2%
Banks 0.2%
Bank Hapoalim BM	102,936	652,787
Bank Leumi Le-Israel BM	94,330	571,118

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Banks (continued)

First International Bank of Israel Ltd.	3,337	$69,925
Israel Discount Bank Ltd., Class A	29,268	90,199

		1,384,029

ITALY 2.0%
Banks 0.8%
Intesa Sanpaolo SpA	658,894	1,460,291
Mediobanca Banca di Credito Finanziario SpA	401,000	3,390,773
UniCredit SpA	139,225	1,579,358

		6,430,422

Diversified Telecommunication Services 0.2%
Telecom Italia SpA*	2,537,747	1,405,865

Electrical Equipment 0.3%
Prysmian SpA	128,717	2,495,807

Insurance 0.1%
Assicurazioni Generali SpA	44,973	752,554

Oil, Gas & Consumable Fuels 0.6%
Eni SpA	343,571	5,410,607

		16,495,255

JAPAN 23.0%
Airlines 0.7%
Japan Airlines Co. Ltd.	172,300	6,102,709

Auto Components 1.3%
Aisin Seiki Co. Ltd.	14,800	510,685
Bridgestone Corp.	35,300	1,354,755
Denso Corp.	22,000	976,362
NGK Spark Plug Co. Ltd.	5,700	112,441
NHK Spring Co. Ltd.	29,800	260,952
NOK Corp.	17,000	236,896
Sumitomo Electric Industries Ltd.	130,500	1,722,755
Sumitomo Rubber Industries Ltd.	35,500	422,492
Tokai Rika Co. Ltd.	6,900	113,597
Toyoda Gosei Co. Ltd.	12,700	253,204
Toyota Industries Corp.	106,800	4,914,459
TS Tech Co. Ltd.	3,000	83,732
Yokohama Rubber Co. Ltd. (The) (a)	17,100	318,976

		11,281,306

Automobiles 2.3%
Honda Motor Co. Ltd.	210,400	5,497,994
Mazda Motor Corp.	125,600	1,291,991
Nissan Motor Co. Ltd.	347,500	2,800,788
Toyota Motor Corp.	170,714	9,915,201

		19,505,974

Banks 2.9%
Bank of Kyoto Ltd. (The)	5,000	205,059
Chiba Bank Ltd. (The)	73,000	404,790
Chugoku Bank Ltd. (The)	8,800	73,915
Concordia Financial Group Ltd.	120,000	457,558
Fukuoka Financial Group, Inc.	14,200	286,347
Gunma Bank Ltd. (The)	36,000	149,542
Hachijuni Bank Ltd. (The)	46,000	187,687
Hiroshima Bank Ltd. (The)	14,000	73,882
Hokuhoku Financial Group, Inc.	15,600	174,783
Iyo Bank Ltd. (The)	31,000	162,635
Kyushu Financial Group, Inc.	7,000	26,420

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks (continued)
Mebuki Financial Group, Inc.	56,160	$148,250
Mitsubishi UFJ Financial Group, Inc.	540,500	2,665,281
Mizuho Financial Group, Inc.	1,079,200	1,682,009
Resona Holdings, Inc.	805,500	3,853,128
Shinsei Bank Ltd.	18,600	220,148
Shizuoka Bank Ltd. (The)	36,000	280,207
Sumitomo Mitsui Financial Group, Inc.	355,300	11,716,669
Sumitomo Mitsui Trust Holdings, Inc.	17,100	622,421
Yamaguchi Financial Group, Inc.	21,000	200,722

		23,591,453

Beverages 0.1%
Coca-Cola Bottlers Japan Holdings, Inc.	19,800	591,080

Building Products 0.2%
AGC, Inc.	38,600	1,197,728
LIXIL Group Corp.	35,100	438,222

		1,635,950

Capital Markets 0.8%
Daiwa Securities Group, Inc.	1,070,000	5,455,821
Nomura Holdings, Inc.	279,600	1,066,055

		6,521,876

Chemicals 1.7%
Asahi Kasei Corp.	9,900	101,011
Daicel Corp.	28,600	293,904
Denka Co. Ltd.	105,799	2,977,716
DIC Corp. (a)	13,000	395,159
Hitachi Chemical Co. Ltd.	14,300	213,572
JSR Corp.	17,200	257,022
Kaneka Corp.	10,200	364,506
Kuraray Co. Ltd.	353,400	4,957,961
Mitsubishi Chemical Holdings Corp.	84,000	631,946
Mitsubishi Gas Chemical Co., Inc.	19,300	288,332
Mitsui Chemicals, Inc.	27,000	605,784
Nippon Shokubai Co. Ltd.	4,400	279,404
Sumitomo Chemical Co. Ltd.	258,000	1,261,711
Teijin Ltd.	24,800	394,813
Toray Industries, Inc.	15,700	109,694
Tosoh Corp.	35,400	458,043
Ube Industries Ltd.	17,000	342,610
Zeon Corp.	14,000	127,059

		14,060,247

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co. Ltd.	25,200	524,339
Kokuyo Co. Ltd.	5,200	75,803
Toppan Printing Co. Ltd.	28,500	417,091

		1,017,233

Construction & Engineering 0.2%
Kajima Corp.	22,800	305,630
Kandenko Co. Ltd.	10,200	98,350
Kinden Corp.	9,000	144,773
Maeda Corp.	7,700	71,500
Nippo Corp. (a)	11,000	210,408
Obayashi Corp.	39,600	355,579
Shimizu Corp.	35,500	291,749

		1,477,989

Construction Materials 0.0%†
Taiheiyo Cement Corp.	12,300	378,565

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Consumer Finance 0.0%†
Credit Saison Co. Ltd.	10,000	$116,613
Hitachi Capital Corp.	7,000	146,171

		262,784

Containers & Packaging 0.1%
Rengo Co. Ltd.	9,800	77,199
Toyo Seikan Group Holdings Ltd.	26,400	602,227

		679,426

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	134,379

Diversified Financial Services 1.1%
Fuyo General Lease Co. Ltd.	1,400	70,736
Mitsubishi UFJ Lease & Finance Co. Ltd.	98,800	473,412
ORIX Corp.	610,900	8,876,148

		9,420,296

Diversified Telecommunication Services 0.5%
Nippon Telegraph & Telephone Corp.	106,000	4,315,901

Electrical Equipment 0.0%†
Furukawa Electric Co. Ltd.	9,100	226,434

Electronic Equipment, Instruments & Components 1.0%
Citizen Watch Co. Ltd.	36,900	183,088
Hitachi Ltd.	249,740	6,638,539
Ibiden Co. Ltd.	16,900	236,209
Kyocera Corp.	14,600	726,045
Nippon Electric Glass Co. Ltd.	8,400	204,244
TDK Corp.	3,300	234,813

		8,222,938

Entertainment 0.3%
DeNA Co. Ltd.	10,900	181,385
Square Enix Holdings Co. Ltd.	97,000	2,613,192

		2,794,577

Food & Staples Retailing 0.8%
Seven & i Holdings Co. Ltd.	158,800	6,914,531

Food Products 0.1%
House Foods Group, Inc.	2,300	79,511
Itoham Yonekyu Holdings, Inc.	11,500	69,778
NH Foods Ltd.	12,500	469,896

		619,185

Health Care Equipment & Supplies 0.0%†
Nipro Corp.	7,000	85,469

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	7,300	188,860
Medipal Holdings Corp.	8,200	177,380
Suzuken Co. Ltd.	3,880	199,138
Toho Holdings Co. Ltd.	4,800	116,864

		682,242

Household Durables 1.0%
Iida Group Holdings Co. Ltd.	26,600	464,756
Sekisui House Ltd.	48,600	712,564
Sony Corp.	139,800	6,732,335
Sumitomo Forestry Co. Ltd.	20,300	263,896

		8,173,551

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Industrial Conglomerates 0.9%
Nisshinbo Holdings, Inc. (a)	18,000	$137,105
Toshiba Corp.	252,370	7,164,065

		7,301,170

Insurance 0.9%
Dai-ichi Life Holdings, Inc.	52,200	808,854
MS&AD Insurance Group Holdings, Inc.	205,700	5,838,859
Sompo Holdings, Inc.	7,800	263,286
T&D Holdings, Inc.	19,500	224,960
Tokio Marine Holdings, Inc.	4,000	190,142

		7,326,101

IT Services 0.1%
Fujitsu Ltd.	20,000	1,253,816

Leisure Products 0.5%
Sankyo Co. Ltd.	1,500	56,801
Sega Sammy Holdings, Inc.	288,900	4,073,957

		4,130,758

Machinery 0.9%
Amada Holdings Co. Ltd.	24,700	220,299
Ebara Corp.	11,400	253,691
FANUC Corp.	23,300	3,502,868
Glory Ltd.	6,900	154,605
JTEKT Corp.	39,200	433,802
Kawasaki Heavy Industries Ltd.	17,699	376,373
Kurita Water Industries Ltd.	8,900	213,806
Mitsubishi Heavy Industries Ltd.	39,200	1,408,058
NGK Insulators Ltd.	3,000	40,441
NSK Ltd.	46,500	398,630
NTN Corp.	56,000	160,733
Sumitomo Heavy Industries Ltd.	12,100	356,715
THK Co. Ltd.	2,800	52,032

		7,572,053

Marine 0.1%
Mitsui OSK Lines Ltd.	15,300	332,429
Nippon Yusen KK	30,600	474,138

		806,567

Media 0.0%†
Fuji Media Holdings, Inc.	6,200	84,905
Tokyo Broadcasting System Holdings, Inc.	3,800	60,063

		144,968

Metals & Mining 0.6%
Daido Steel Co. Ltd.	3,600	140,377
Dowa Holdings Co. Ltd.	4,100	122,371
Hitachi Metals Ltd.	29,000	301,154
JFE Holdings, Inc.	61,500	978,515
Kobe Steel Ltd.	54,200	375,384
Mitsubishi Materials Corp.	22,000	576,775
Nippon Steel & Sumitomo Metal Corp.	83,999	1,436,367
Sumitomo Metal Mining Co. Ltd.	27,699	736,709

		4,667,652

Multiline Retail 0.1%
H2O Retailing Corp.	14,400	203,089
Isetan Mitsukoshi Holdings Ltd.	24,900	274,891
J Front Retailing Co. Ltd.	34,800	402,240

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Multiline Retail (continued)
Takashimaya Co. Ltd.	20,499	$260,485

		1,140,705

Oil, Gas & Consumable Fuels 1.1%
Cosmo Energy Holdings Co. Ltd.	2,600	52,924
Idemitsu Kosan Co. Ltd.	18,000	593,266
Inpex Corp.	120,900	1,078,934
JXTG Holdings, Inc.	1,426,800	7,478,378

		9,203,502

Paper & Forest Products 0.1%
Nippon Paper Industries Co. Ltd. (a)	17,000	303,550
Oji Holdings Corp.	129,400	662,310

		965,860

Pharmaceuticals 0.5%
Astellas Pharma, Inc.	339,700	4,323,065
Mitsubishi Tanabe Pharma Corp.	10,200	146,544
Sawai Pharmaceutical Co. Ltd.	1,100	52,136

		4,521,745

Real Estate Management & Development 0.1%
Nomura Real Estate Holdings, Inc.	16,300	297,397
Tokyo Tatemono Co. Ltd.	24,200	249,387
Tokyu Fudosan Holdings Corp.	94,000	466,624

		1,013,408

Road & Rail 0.2%
Fukuyama Transporting Co. Ltd.	1,500	57,623
Hankyu Hanshin Holdings, Inc.	26,200	877,441
Hitachi Transport System Ltd.	6,400	182,870
Nippon Express Co. Ltd.	11,300	627,765
Seino Holdings Co. Ltd.	13,600	177,335

		1,923,034

Semiconductors & Semiconductor Equipment 0.0%†
Rohm Co. Ltd.	4,200	265,346

Specialty Retail 0.1%
Aoyama Trading Co. Ltd.	3,300	78,796
K’s Holdings Corp.	21,600	211,716
Shimamura Co. Ltd.	1,600	122,979
Yamada Denki Co. Ltd. (a)	84,100	402,939

		816,430

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	3,600	52,842
FUJIFILM Holdings Corp.	10,900	420,617
Konica Minolta, Inc.	95,800	859,845
NEC Corp.	57,500	1,721,419
Ricoh Co. Ltd.	82,500	806,870

		3,861,593

Trading Companies & Distributors 0.7%
ITOCHU Corp.	10,100	170,346
Marubeni Corp.	91,200	634,646
Mitsubishi Corp.	69,500	1,896,858
Mitsui & Co. Ltd.	81,000	1,255,352
Nagase & Co. Ltd.	1,000	13,723
Sojitz Corp.	150,800	520,195
Sumitomo Corp.	55,900	788,582
Toyota Tsusho Corp.	11,800	347,047

		5,626,749

15

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	13,000	$265,263
Mitsubishi Logistics Corp.	2,999	67,925

		333,188

Wireless Telecommunication Services 0.3%
SoftBank Group Corp.	39,500	2,603,633

		194,174,373

LUXEMBOURG 0.9%
Media 0.0%†
SES SA, FDR	19,456	372,658

Metals & Mining 0.9%
ArcelorMittal	332,681	6,864,246

		7,236,904

MACAU 0.0%†
Hotels, Restaurants & Leisure 0.0%†
SJM Holdings Ltd.	290,000	267,363

MONGOLIA 0.0%†
Metals & Mining 0.0%†
Turquoise Hill Resources Ltd.*	70,880	116,818

NETHERLANDS 5.7%
Banks 0.4%
ABN AMRO Group NV, CVA Reg. S (b)	33,790	791,474
ING Groep NV	263,440	2,823,242

		3,614,716

Beverages 0.7%
Heineken Holding NV	72,606	6,110,788

Chemicals 0.1%
Koninklijke DSM NV	14,907	1,212,928

Diversified Financial Services 0.1%
EXOR NV	18,500	999,691

Food & Staples Retailing 0.7%
Koninklijke Ahold Delhaize NV	226,371	5,710,793

Health Care Equipment & Supplies 0.9%
Koninklijke Philips NV	204,598	7,210,661

Insurance 0.3%
Aegon NV	200,492	932,035
ASR Nederland NV	1,182	46,655
NN Group NV	32,900	1,306,942

		2,285,632

Oil, Gas & Consumable Fuels 1.6%
Koninklijke Vopak NV	7,799	353,298
Royal Dutch Shell plc, Class A, ADR	110,345	6,429,804
Royal Dutch Shell plc, Class B, ADR	105,595	6,329,364

		13,112,466

Professional Services 0.0%†
Randstad NV	3,381	154,635

Semiconductors & Semiconductor Equipment 0.9%
ASML Holding NV	19,400	3,026,923
NXP Semiconductors NV	59,900	4,389,472

		7,416,395

		47,828,705

Common Stocks (continued)

	Shares	Value

NEW ZEALAND 0.1%
Airlines 0.0%†
Air New Zealand Ltd.	92,376	$192,374

Construction Materials 0.0%†
Fletcher Building Ltd.*	90,660	296,832

Food Products 0.0%†
Fonterra Co-operative Group Ltd.	5,807	18,078

Health Care Providers & Services 0.0%†
EBOS Group Ltd.	4,636	62,517

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd.	8,727	20,762

Transportation Infrastructure 0.1%
Auckland International Airport Ltd.	72,562	348,302

		938,865

NORWAY 0.7%
Banks 0.2%
DNB ASA	76,929	1,233,936
SpareBank 1 SR-Bank ASA	16,245	167,424

		1,401,360

Chemicals 0.1%
Yara International ASA	12,220	469,049

Food Products 0.3%
Austevoll Seafood ASA	4,387	54,130
Marine Harvest ASA	129,500	2,726,110

		2,780,240

Insurance 0.0%†
Storebrand ASA	36,062	255,883

Metals & Mining 0.1%
Norsk Hydro ASA	182,999	828,273

		5,734,805

PORTUGAL 0.0%†
Banks 0.0%†
Banco Espirito Santo SA (Registered)* (c)(d)(e)	146,163	0

SINGAPORE 1.3%
Airlines 0.1%
Singapore Airlines Ltd.	115,300	793,841

Banks 0.9%
DBS Group Holdings Ltd.	395,800	6,838,432

Food & Staples Retailing 0.0%†
Olam International Ltd.	52,400	63,468

Food Products 0.1%
Golden Agri-Resources Ltd.	773,000	138,562
Wilmar International Ltd.	149,400	342,284

		480,846

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	201,700	876,322
Sembcorp Industries Ltd.	172,200	321,573

		1,197,895

Media 0.0%†
Singapore Press Holdings Ltd.	65,600	112,717

16

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Real Estate Management & Development 0.1%
CapitaLand Ltd.	239,200	$544,018
City Developments Ltd.	59,800	354,879
Frasers Property Ltd.	26,400	31,936
UOL Group Ltd.	54,910	248,450

		1,179,283

Trading Companies & Distributors 0.0%†
BOC Aviation Ltd. Reg. S (b)	23,300	171,424

		10,837,906

SOUTH AFRICA 0.5%
Capital Markets 0.0%†
Investec plc	40,941	228,429

Insurance 0.0%†
Old Mutual Ltd.	53,707	79,822

Metals & Mining 0.5%
Anglo American plc	176,493	3,901,564

		4,209,815

SOUTH KOREA 0.3%
Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co. Ltd.	82,950	2,870,126

SPAIN 2.0%
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA	182,796	964,251
Banco de Sabadell SA	787,113	895,576
Banco Santander SA	1,496,904	6,755,295
Bankia SA	59,524	173,333

		8,788,455

Electrical Equipment 0.4%
Siemens Gamesa Renewable Energy SA* (a)	297,389	3,603,318

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA (a)	32,575	290,371

Media 0.2%
Mediaset Espana Comunicacion SA	311,200	1,963,212

Oil, Gas & Consumable Fuels 0.3%
Repsol SA	155,830	2,505,026

		17,150,382

SWEDEN 1.5%
Auto Components 0.0%†
Dometic Group AB (a)(b)	19,068	118,720

Banks 0.5%
Skandinaviska Enskilda Banken AB, Class A	174,385	1,697,510
Svenska Handelsbanken AB, Class A	83,492	924,899
Swedbank AB, Class A	42,947	957,374

		3,579,783

Commercial Services & Supplies 0.0%†
Intrum AB (a)	11,081	257,999

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class A	2,737	23,961
Telefonaktiebolaget LM Ericsson, Class B	104,120	917,714

		941,675

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Containers & Packaging 0.0%†
BillerudKorsnas AB (a)	16,771	$200,124

Diversified Financial Services 0.4%
Investor AB, Class B	74,361	3,160,588

Diversified Telecommunication Services 0.2%
Telia Co. AB	309,697	1,469,616

Food & Staples Retailing 0.0%†
ICA Gruppen AB	9,693	346,800

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B (a)	23,850	216,317

Hotels, Restaurants & Leisure 0.0%†
Pandox AB	568	9,440

Machinery 0.1%
SKF AB, Class B	22,270	339,111
Trelleborg AB, Class B	24,132	380,695

		719,806

Metals & Mining 0.1%
Boliden AB	45,582	991,392
SSAB AB, Class A	17,357	59,955
SSAB AB, Class B	36,887	103,464

		1,154,811

Paper & Forest Products 0.1%
Holmen AB, Class B	17,966	355,659
Svenska Cellulosa AB SCA, Class A	3,365	27,120
Svenska Cellulosa AB SCA, Class B (a)	52,157	403,297

		786,076

		12,961,755

SWITZERLAND 8.4%
Banks 0.0%†
Banque Cantonale Vaudoise (Registered) REG	100	75,484

Capital Markets 1.3%
Credit Suisse Group AG (Registered)*	114,364	1,260,308
Julius Baer Group Ltd.*	26,281	939,119
UBS Group AG (Registered)*	712,035	8,888,306

		11,087,733

Chemicals 0.1%
Clariant AG (Registered)*	48,014	885,913

Construction Materials 0.3%
LafargeHolcim Ltd. (Registered)*	51,870	2,143,384

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	2,159	1,033,207

Electrical Equipment 0.7%
ABB Ltd. (Registered)	294,054	5,606,308

Food Products 1.2%
Nestle SA (Registered)	125,781	10,226,102

Insurance 1.2%
Baloise Holding AG (Registered)	6,996	965,637
Helvetia Holding AG (Registered)	391	228,868
Swiss Life Holding AG (Registered)*	4,147	1,600,652
Swiss Re AG	16,391	1,506,037
Zurich Insurance Group AG	19,531	5,835,661

		10,136,855

17

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Metals & Mining 0.6%
Glencore plc*	1,356,249	$5,002,338

Pharmaceuticals 2.1%
Novartis AG (Registered)	209,032	17,903,252
Vifor Pharma AG (c)	1,904	206,656

		18,109,908

Professional Services 0.1%
Adecco Group AG (Registered)	21,624	1,012,672

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	2,862	231,877

Specialty Retail 0.1%
Dufry AG (Registered)* (a)	7,153	679,347

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA (Registered)	25,185	1,618,575
Swatch Group AG (The)	6,832	1,998,669
Swatch Group AG (The) (Registered)	8,054	466,855

		4,084,099

Transportation Infrastructure 0.1%
Flughafen Zurich AG (Registered)	2,883	476,140

		70,791,367

UNITED KINGDOM 13.9%
Air Freight & Logistics 0.0%†
Royal Mail plc	85,585	297,123

Automobiles 0.2%
Fiat Chrysler Automobiles NV*	127,368	1,851,772

Banks 2.8%
Barclays plc, ADR (a)	239,113	1,802,912
HSBC Holdings plc (a)	758,100	6,247,871
HSBC Holdings plc, ADR	207,660	8,536,902
Lloyds Banking Group plc	6,603,821	4,363,644
Lloyds Banking Group plc, ADR	124,609	318,999
Royal Bank of Scotland Group plc, ADR (a)	110,436	617,337
Standard Chartered plc	156,649	1,210,846

		23,098,511

Capital Markets 0.1%
3i Group plc	74,826	734,677
IG Group Holdings plc	15,000	108,761

		843,438

Chemicals 0.3%
Linde plc	15,701	2,493,115

Distributors 0.3%
Inchcape plc	388,377	2,718,096

Diversified Financial Services 0.3%
Standard Life Aberdeen plc	881,317	2,883,700

Diversified Telecommunication Services 0.4%
Inmarsat plc	653,811	3,143,967

Electrical Equipment 0.0%†
Melrose Industries plc	23,045	47,720

Energy Equipment & Services 0.5%
John Wood Group plc	28,835	184,623
Subsea 7 SA	36,247	354,597

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Energy Equipment & Services (continued)
TechnipFMC plc (a)	166,919	$3,268,274

		3,807,494

Equity Real Estate Investment Trusts (REITs) 0.5%
British Land Co. plc (The)	621,248	4,221,400

Food & Staples Retailing 0.9%
J Sainsbury plc	380,657	1,283,589
Tesco plc	2,118,209	5,132,719
Wm Morrison Supermarkets plc	318,856	864,230

		7,280,538

Hotels, Restaurants & Leisure 0.4%
Whitbread plc	56,000	3,259,879

Household Durables 0.6%
Barratt Developments plc	492,602	2,907,667
Persimmon plc	90,900	2,226,997

		5,134,664

Industrial Conglomerates 0.4%
DCC plc	49,264	3,744,934

Insurance 1.0%
Aviva plc	1,752,677	8,359,303
Phoenix Group Holdings plc	8,368	60,091

		8,419,394

Media 0.6%
Informa plc	458,485	3,676,455
Pearson plc	44,352	528,742
Pearson plc, ADR (a)	8,021	95,771
WPP plc	51,188	549,774
WPP plc, ADR	1,182	64,774

		4,915,516

Multi-Utilities 0.3%
National Grid plc	266,870	2,580,784

Oil, Gas & Consumable Fuels 1.0%
BP plc, ADR	223,317	8,468,181

Personal Products 0.5%
Unilever plc	75,978	3,976,511

Real Estate Management & Development 0.1%
Savills plc (a)	129,596	1,164,498

Software 0.0%†
Micro Focus International plc, ADR (a)	14,702	253,021

Specialty Retail 0.1%
Kingfisher plc	359,190	950,273

Tobacco 1.0%
British American Tobacco plc	59,804	1,907,101
Imperial Brands plc	220,832	6,677,955

		8,585,056

Wireless Telecommunication Services 1.6%
Vodafone Group plc	6,016,667	11,691,168
Vodafone Group plc, ADR	79,766	1,537,888

		13,229,056

		117,368,641

18

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES 1.1%
Biotechnology 0.1%
Shire plc	15,517	$901,770

Electronic Equipment, Instruments & Components 0.3%
Flex Ltd.*	299,771	2,281,257

Pharmaceuticals 0.7%
Allergan plc	42,000	5,613,720
Bausch Health Cos., Inc.*	39,344	727,597

		6,341,317

		9,524,344

ZAMBIA 0.1%
Metals & Mining 0.1%
First Quantum Minerals Ltd.	86,792	701,863

Total Common Stocks (cost $941,810,649)		833,392,966

Right 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $1.00 on 1/9/2019	155,830	71,417

Total Right (cost $71,641)		71,417

Repurchase Agreements 1.0%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $1,000,167, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $1,020,000.(f)(g)	$1,000,000	1,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $6,180,032, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $6,302,582. (f)(g)	6,179,002	6,179,002
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $500,245, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $510,131. (f)(g)	500,000	500,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $1,000,167, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $1,020,000. (f)(g)	$1,000,000	$1,000,000

Total Repurchase Agreements (cost $8,679,002)		8,679,002

Total Investments (cost $950,561,292) — 99.8%		842,143,385

Other assets in excess of liabilities — 0.2%		2,005,482

NET ASSETS — 100.0%		$844,148,867

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $21,218,752, which was collateralized by cash used to purchase repurchase agreements with a total value of $8,679,002 and by $13,394,619 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/3/2019 - 11/15/2047, a total value of $22,073,621.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $1,488,178 which represents 0.18% of net assets.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Fair valued security.

(e)	Value determined using significant unobservable inputs.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $8,679,002.

(g)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

19

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund (Continued)

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

The accompanying notes are an integral part of these financial statements.

20

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager International Value Fund
Assets:
Investment securities, at value* (cost $941,882,290)	$833,464,383
Repurchase agreements, at value (cost $8,679,002)	8,679,002
Cash	6,637,088
Foreign currencies, at value (cost $1,189,701)	1,187,948
Interest and dividends receivable	1,063,056
Security lending income receivable	32,444
Receivable for investments sold	1,877,093
Receivable for capital shares issued	303,093
Reclaims receivable	1,694,135
Due from custodian	274,955
Prepaid expenses	1,667

Total Assets	855,214,864

Liabilities:
Payable for investments purchased	1,540,379
Payable for capital shares redeemed	115,481
Payable upon return of securities loaned (Note 2)	8,679,002
Accrued expenses and other payables:
Investment advisory fees	520,267
Fund administration fees	49,571
Distribution fees	11,305
Administrative servicing fees	14,065
Accounting and transfer agent fees	468
Trustee fees	421
Due to custodian	42,869
Custodian fees	22,927
Compliance program costs (Note 3)	935
Professional fees	41,910
Printing fees	9,893
Other	16,504

Total Liabilities	11,065,997

Net Assets	$844,148,867

Represented by:
Capital	$919,416,705
Total distributable earnings (loss)	(75,267,838)

Net Assets	$844,148,867

21

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$29,524,689
Class II Shares	52,084,051
Class IV Shares	7,537,383
Class Y Shares	755,002,744

Total	$844,148,867

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,242,223
Class II Shares	5,750,857
Class IV Shares	826,653
Class Y Shares	83,013,999

Total	92,833,732

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.11
Class II Shares	$9.06
Class IV Shares	$9.12
Class Y Shares	$9.09

*	Includes value of securities on loan of $21,218,752 (Note 2).

The accompanying notes are an integral part of these financial statements.

22

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$35,885,480
Income from securities lending (Note 2)	464,247
Interest income	106,654
Foreign tax withholding	(3,066,840)

Total Income	33,389,541

EXPENSES:
Investment advisory fees	7,332,671
Fund administration fees	334,339
Distribution fees Class II Shares	158,538
Administrative servicing fees Class I Shares	52,502
Administrative servicing fees Class II Shares	95,124
Administrative servicing fees Class IV Shares	13,682
Professional fees	117,406
Printing fees	39,161
Trustee fees	29,824
Custodian fees	53,793
Accounting and transfer agent fees	13,599
Compliance program costs (Note 3)	4,041
Other	28,185

Total expenses before fees waived	8,272,865

Investment advisory fees waived (Note 3)	(161,889)

Net Expenses	8,110,976

NET INVESTMENT INCOME	25,278,565

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	39,840,617
Foreign currency transactions (Note 2)	(219,591)

Net realized gains	39,621,026

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(236,079,241)
Translation of assets and liabilities denominated in foreign currencies	(83,804)

Net change in unrealized appreciation/depreciation	(236,163,045)

Net realized/unrealized losses	(196,542,019)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(171,263,454)

The accompanying notes are an integral part of these financial statements.

23

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$25,278,565	$26,668,484
Net realized gains	39,621,026	74,339,171
Net change in unrealized appreciation/depreciation	(236,163,045)	127,777,093

Change in net assets resulting from operations	(171,263,454)	228,784,748

Distributions to Shareholders From:
Distributable earnings:
Class I	(1,526,178)	(938,473	)(a)
Class II	(2,598,337)	(1,562,726	)(a)
Class IV	(391,138)	(258,901	)(a)
Class Y	(40,179,643)	(27,462,353	)(a)

Change in net assets from shareholder distributions	(44,695,296)	(30,222,453)

Change in net assets from capital transactions	(61,220,513)	(214,228,248)

Change in net assets	(277,179,263)	(15,665,953)

Net Assets:
Beginning of year	1,121,328,130	1,136,994,083

End of year	$844,148,867	$1,121,328,130	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,437,452	$3,246,463
Dividends reinvested	1,526,178	938,473
Cost of shares redeemed	(4,759,841)	(5,051,500)

Total Class I Shares	203,789	(866,564)

Class II Shares
Proceeds from shares issued	6,964,634	3,928,257
Dividends reinvested	2,598,337	1,562,726
Cost of shares redeemed	(10,822,805)	(13,078,499)

Total Class II Shares	(1,259,834)	(7,587,516)

Class IV Shares
Proceeds from shares issued	422,817	272,855
Dividends reinvested	391,138	258,901
Cost of shares redeemed	(1,272,791)	(1,405,151)

Total Class IV Shares	(458,836)	(873,395)

Class Y Shares
Proceeds from shares issued	37,476,331	54,480,498
Dividends reinvested	40,179,643	27,462,353
Cost of shares redeemed	(137,361,606)	(286,843,624)

Total Class Y Shares	(59,705,632)	(204,900,773)

Change in net assets from capital transactions	$(61,220,513)	$(214,228,248)

24

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	315,121	305,890
Reinvested	153,231	85,680
Redeemed	(430,651)	(473,021)

Total Class I Shares	37,701	(81,451)

Class II Shares
Issued	631,926	372,563
Reinvested	261,402	144,231
Redeemed	(996,206)	(1,249,369)

Total Class II Shares	(102,878)	(732,575)

Class IV Shares
Issued	39,823	25,369
Reinvested	39,209	23,603
Redeemed	(114,431)	(130,736)

Total Class IV Shares	(35,399)	(81,764)

Class Y Shares
Issued	3,299,879	5,217,930
Reinvested	4,044,015	2,503,453
Redeemed	(11,716,099)	(27,563,742)

Total Class Y Shares	(4,372,205)	(19,842,359)

Total change in shares	(4,472,781)	(20,738,149)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $19,019,394.

The accompanying notes are an integral part of these financial statements.

25

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions					Ratios/Supplemental data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$11.54	0.26	(2.20)	(1.94)	(0.49)	(0.49)	$9.11	(17.16%	)	$29,524,689	0.92%	2.38%	0.94%	21.71%
Year Ended December 31, 2017	$9.64	0.25	1.94	2.19	(0.29)	(0.29)	$11.54	22.92%		$36,973,171	0.91%	2.33%	0.93%	61.67%
Year Ended December 31, 2016	$9.44	0.26	0.23	0.49	(0.29)	(0.29)	$9.64	5.23%		$31,690,459	0.92%	2.80%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.13)	(0.13)	$9.44	(5.12%	)	$32,030,091	0.91%	2.18%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%

Class II Shares
Year Ended December 31, 2018	$11.47	0.23	(2.18)	(1.95)	(0.46)	(0.46)	$9.06	(17.33%	)	$52,084,051	1.17%	2.12%	1.19%	21.71%
Year Ended December 31, 2017	$9.59	0.22	1.92	2.14	(0.26)	(0.26)	$11.47	22.53%		$67,160,638	1.16%	2.10%	1.18%	61.67%
Year Ended December 31, 2016	$9.37	0.23	0.23	0.46	(0.24)	(0.24)	$9.59	4.98%		$63,178,209	1.17%	2.59%	1.18%	40.58%
Year Ended December 31, 2015	$10.01	0.20	(0.73)	(0.53)	(0.11)	(0.11)	$9.37	(5.34%	)	$59,983,984	1.16%	1.92%	1.18%	47.51%
Year Ended December 31, 2014	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%

Class IV Shares
Year Ended December 31, 2018	$11.55	0.26	(2.20)	(1.94)	(0.49)	(0.49)	$9.12	(17.15%	)	$7,537,383	0.92%	2.38%	0.94%	21.71%
Year Ended December 31, 2017	$9.65	0.25	1.94	2.19	(0.29)	(0.29)	$11.55	22.89%		$9,957,973	0.91%	2.34%	0.93%	61.67%
Year Ended December 31, 2016	$9.45	0.26	0.22	0.48	(0.28)	(0.28)	$9.65	5.20%		$9,112,334	0.92%	2.81%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.12)	(0.12)	$9.45	(5.09%	)	$10,164,408	0.91%	2.19%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%

Class Y Shares
Year Ended December 31, 2018	$11.53	0.28	(2.22)	(1.94)	(0.50)	(0.50)	$9.09	(17.13%	)	$755,002,744	0.77%	2.53%	0.79%	21.71%
Year Ended December 31, 2017	$9.63	0.26	1.95	2.21	(0.31)	(0.31)	$11.53	23.12%		$1,007,236,348	0.76%	2.47%	0.78%	61.67%
Year Ended December 31, 2016	$9.44	0.27	0.24	0.51	(0.32)	(0.32)	$9.63	5.45%		$1,033,013,081	0.77%	2.94%	0.78%	40.58%
Year Ended December 31, 2015	$10.08	0.24	(0.74)	(0.50)	(0.14)	(0.14)	$9.44	(5.01%	)	$977,195,198	0.76%	2.31%	0.78%	47.51%
Year Ended December 31, 2014	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

26

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

27

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

28

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,811,338	$958,322	$—	$6,769,660
Air Freight & Logistics	—	661,467	—	661,467
Airlines	1,389,275	12,686,107	—	14,075,382
Auto Components	2,006,335	13,553,619	—	15,559,954
Automobiles	—	45,890,126	—	45,890,126
Banks	16,022,933	94,862,579	—	110,885,512
Beverages	—	7,891,930	—	7,891,930
Biotechnology	—	901,770	—	901,770
Building Products	—	3,910,437	—	3,910,437
Capital Markets	383,123	27,416,825	—	27,799,948
Chemicals	900,006	26,966,959	—	27,866,965
Commercial Services & Supplies	—	2,398,070	—	2,398,070
Communications Equipment	—	1,485,307	—	1,485,307
Construction & Engineering	—	2,550,025	—	2,550,025
Construction Materials	614,482	9,879,495	—	10,493,977
Consumer Finance	—	262,784	—	262,784
Containers & Packaging	—	5,217,395	—	5,217,395
Distributors	—	2,852,475	—	2,852,475
Diversified Financial Services	—	22,171,970	—	22,171,970

29

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$—	$16,852,588	$—	$16,852,588
Electric Utilities	—	2,083,312	—	2,083,312
Electrical Equipment	—	13,734,232	—	13,734,232
Electronic Equipment, Instruments & Components	2,281,257	8,222,938	—	10,504,195
Energy Equipment & Services	3,268,274	592,334	—	3,860,608
Entertainment	—	10,476,467	—	10,476,467
Equity Real Estate Investment Trusts (REITs)	—	4,221,400	—	4,221,400
Food & Staples Retailing	492,037	21,997,308	—	22,489,345
Food Products	—	14,437,849	—	14,437,849
Gas Utilities	163,853	—	—	163,853
Health Care Equipment & Supplies	—	7,615,719	—	7,615,719
Health Care Providers & Services	231,755	5,104,815	—	5,336,570
Hotels, Restaurants & Leisure	—	6,771,047	—	6,771,047
Household Durables	—	13,308,215	—	13,308,215
Independent Power and Renewable Electricity Producers	—	617,391	—	617,391
Industrial Conglomerates	—	28,358,160	—	28,358,160
Insurance	5,932,212	44,509,829	—	50,442,041
Interactive Media & Services	2,537,600	—	—	2,537,600
IT Services	—	1,253,816	—	1,253,816
Leisure Products	—	4,130,758	—	4,130,758
Machinery	—	8,291,859	—	8,291,859
Marine	—	6,012,675	—	6,012,675
Media	160,545	10,769,544	—	10,930,089
Metals & Mining	10,385,457	26,913,459	—	37,298,916
Multiline Retail	—	1,254,828	—	1,254,828
Multi-Utilities	—	20,461,913	—	20,461,913
Oil, Gas & Consumable Fuels	31,341,864	39,534,221	—	70,876,085
Paper & Forest Products	—	3,212,804	—	3,212,804
Personal Products	—	3,976,511	—	3,976,511
Pharmaceuticals	6,341,317	43,494,486	—	49,835,803
Professional Services	—	1,167,307	—	1,167,307
Real Estate Management & Development	—	17,003,603	—	17,003,603
Road & Rail	—	3,085,064	—	3,085,064
Semiconductors & Semiconductor Equipment	4,389,472	8,093,013	—	12,482,485
Software	253,021	4,726,879	—	4,979,900
Specialty Retail	—	2,446,050	—	2,446,050
Technology Hardware, Storage & Peripherals	—	6,731,719	—	6,731,719
Textiles, Apparel & Luxury Goods	—	4,406,399	—	4,406,399
Tobacco	—	8,585,056	—	8,585,056
Trading Companies & Distributors	—	7,229,102	—	7,229,102
Transportation Infrastructure	52,062	1,699,115	—	1,751,177
Water Utilities	—	412,904	—	412,904
Wireless Telecommunication Services	1,537,888	20,582,509	—	22,120,397
Total Common Stocks	$96,496,106	$736,896,860	$—	$833,392,966
Repurchase Agreements	—	8,679,002	—	8,679,002
Rights	71,417	—	—	71,417
Total Assets	$96,567,523	$745,575,862	$—	$842,143,385

30

Notes to Financial Statements (Continued)

December 31, 2018

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2018, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or

31

Notes to Financial Statements (Continued)

December 31, 2018

restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $8,679,002, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the

32

Notes to Financial Statements (Continued)

December 31, 2018

repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
ML Pierce Fenner & Smith, Inc.	6,179,002	—	6,179,002	(6,179,002)	—
NatWest Markets Securities, Inc.	500,000	—	500,000	(500,000)	—
Pershing LLC	1,000,000	—	1,000,000	(1,000,000)	—
Total	$8,679,002	$—	$8,679,002	$(8,679,002)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

33

Notes to Financial Statements (Continued)

December 31, 2018

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in passive foreign investment companies (PFICs). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

34

Notes to Financial Statements (Continued)

December 31, 2018

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Thompson, Siegel & Walmsley LLC
Dimensional Fund Advisors LP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

35

Notes to Financial Statements (Continued)

December 31, 2018

The Trust and NFA have entered into a written contract waiving 0.016% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $161,889, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.72%, and after contractual fee waivers was 0.71%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $334,339in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $4,041.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

36

Notes to Financial Statements (Continued)

December 31, 2018

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $161,308.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $217,111,158 and sales of $306,617,132 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain

37

Notes to Financial Statements (Continued)

December 31, 2018

countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.

38

Notes to Financial Statements (Continued)

December 31, 2018

Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $6,999 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,695,296	$—	$44,695,296	$—	$44,695,296

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Ordinary Income*
$30,222,453	$—	$30,222,453	$—	$30,222,453

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

39

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$20,079,619	$21,038,972	$41,118,591	$—	$(116,386,429)	$(75,267,838)

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$958,516,414	$42,502,731	$(158,875,760)	$(116,373,029)

During the year ended December 31, 2018, the Fund had capital loss carryforwards that were utilized of $138,087 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager International Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

41

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2018, the foreign source income for the Fund was $30,429,278 or $0.3278 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2018, the foreign tax credit for the Fund was $2,021,619 or $0.0218 per outstanding share.

42

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

43

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

44

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

45

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

46

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

47

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

48

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

49

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

50

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

51

Annual Report

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund

AR-MM-LCG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Large Cap Growth Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Large Cap Growth Fund (Class Y) registered -2.92% versus -1.51% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Growth (consisting of 303 funds as of December 31, 2018), was -1.14% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Loomis, Sayles & Company, L.P.; Massachusetts Financial Services Company; and Smith Asset Management Group, L.P.

The following commentary is provided by Loomis, Sayles & Company, L.P.

Market Environment

Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Top Contributors

Stock selection in the Consumer Discretionary and Industrials sectors as well as the Fund sleeve’s allocations to the Industrials, Materials, Information Technology and Communication Services sectors contributed positively to relative return during the reporting period. Amazon, Autodesk, Visa, Under Armour and Cisco Systems were among the top contributors to performance for the period. We highlight Amazon, Autodesk and Visa, below.

Online retailer Amazon offers millions of products with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise information technology (IT) business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. Amazon reported healthy fundamentals and strong revenue growth during the period. AWS also posted strong revenue growth that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. With an increasing shift to higher-margin product categories such as third-party sales and advertising, gross margins expanded during the period. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail and e-commerce spending is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages.

Autodesk, a global leader in 3D-design software and services, is synonymous with computer-aided design. The company’s broad suite of products is viewed as mission critical among its clients in the architecture, engineering, construction, and manufacturing industries, and creates high switching costs for its global installed user base. In early 2016, the company began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer

3

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

relationship. Although the transition causes near-term income statement and cash flow metrics to remain depressed, we believe the subscription model will result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability and free cash flow. The company reported solid results during the period with annualized recurring revenue and earnings per share that exceeded consensus expectations.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the reporting period, Visa reported revenue and earnings that were strong and in line with or better than market expectations.

Largest Detractors

Stock selection in the Information Technology, Consumer Staples, Health Care, Financials, Energy and Materials sectors as well as the Fund’s allocations to the Energy, Consumer Staples, Consumer Discretionary and Financials sectors detracted from relative performance during the reporting period. Facebook, Monster Beverage, SEI Investments, Schlumberger and Alibaba were among the largest detractors from performance. We highlight Facebook, Monster Beverage and SEI Investments, below.

Facebook reported solid overall growth and market share gains versus the prior-year period. However, shares reacted negatively to management’s mid-year guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company noted that revenue in the second half of 2018 would be negatively affected by its decisions to provide users more choices around privacy and to increase focus on Instagram and Facebook (FB) Stories — “experience” products that the company believes will drive improved engagement but where monetization is currently lower. Facebook announced a substantial increase in investments for 2018 and 2019, targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, expenses will increase faster than revenue over the near term, pressuring margins. We believe Facebook is a unique, high-quality company, benefiting from the secular shift from traditional advertising to online advertising, and positioned for strong and sustainable growth over our investment horizon.

Monster Beverage is a leading marketer and distributor of energy drinks, globally. During the reporting period, Monster reported uneven financial results that were generally below consensus expectations due to temporary inventory reductions outside the United States, higher raw material costs, and continued investments in advance of scale in China and India. The company announced it would raise prices on its Monster brands beginning November 1, 2018, to cover higher input and shipping costs, which it did successfully in 2015 without sacrificing market share. Sales outside the United States have grown from approximately 20% of total revenues in 2013, to approximately 30% today, and we believe they can grow to exceed 50% over the next decade. The company continues to take share in most markets, including the United States, where the Monster brand continues to reach record highs in market share as reported by Nielsen. We believe energy drinks are here to stay, and their continued penetration around the world is the primary long-term business driver for the company. Monster’s large presence in North America and its expansion into international markets make it well positioned to benefit from this long-term secular growth driver.

SEI Investments is a leading wealth management and business process outsourcing provider to global financial institutions. The company reported revenue growth of approximately 10% year-over-year and faster growth in earnings per share (EPS) that was better than consensus expectations. The company also reported solid new sales, which reflect a growing portion of

4

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

recurring revenue business. Shares reacted negatively to the company’s announcement that its anticipated conversion of existing client Wells Fargo to its SEI Wealth Platform (SWP) would be delayed, despite SEI’s having met its agreed development milestones. SEI has invested significantly over the past few years in the development and rollout of SWP in the private banking channel, its largest business segment, which continues to depress near-term margins. Over time, we believe it will expand SEI’s addressable market, improve already strong client retention, drive higher total and recurring revenue growth, and generate faster earnings and cash flow growth as it reaches scale. SEI ended the period with $906 billion in assets under management and assets under administration, up 9% year-over-year. Over our investment time horizon, we believe SEI will grow margins faster than revenue and generate double-digit free cash flow growth that is not currently reflected in the share price.

The Fund’s sleeve does not use derivative instruments.

Portfolio Manager:

Aziz V. Hamzaogullari, CFA

Subadviser:

Loomis, Sayles & Company, L.P.

The following commentary is provided by Massachusetts Financial Services Company

Market Environment

During the reporting period, the U.S. Federal Reserve (Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the United States, eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the United States. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the United States during most of the period but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the United States. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Security selection in the Information Technology sector detracted from performance relative to the Russell 1000® Growth Index during the reporting period. Within this sector, the portfolio’s

5

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

overweight positions in computer hard drive maker Western Digital and information technology company DXC Technology held back relative performance.

Stock selection in the Consumer Discretionary sector also held back relative results for the period. Here, overweight holdings of arts and crafts specialty retailer Michaels Companies(b) and automotive seats manufacturer Lear hindered relative performance.

Stocks in other sectors that weighed on relative results for the period included the Fund sleeve’s holdings of food producer Tyson Foods(b) and asset management company Affiliated Managers Group(a)(b). The sleeve’s overweight positions in tobacco company Philip Morris International, biopharmaceutical company Celgene, cable services provider Comcast(b) and consumer financial services firm Synchrony Financial further detracted from relative performance.

Contributors to Performance

Security selection in the Industrials sector contributed to relative results during the reporting period. Here, avoiding shares of poorly performing diversified technology company 3M and transportation services provider FedEx contributed to relative performance.

An overweight allocation to the Utilities sector further bolstered relative returns for the period. Within the sector, the Fund sleeve’s holdings of integrated electric power company AES(a) benefited relative results.

Elsewhere, the Fund sleeve’s overweight positions in hospital operator HCA Healthcare, medical equipment manufacturer Edwards Lifesciences, software company Adobe Systems, pharmaceutical company Eli Lilly and consumer product manufacturer Kimberly-Clark positively affected relative returns for the period.

The Fund’s sleeve did not use derivatives.

(a)	Security is not a benchmark constituent.
(b)	Security was not held in the portfolio at period end.

Subadviser:

Massachusetts Financial Services Company

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

The following commentary is provided by Smith Asset Management Group, L.P.

Market Environment

The year 2018 started with a marked improvement in aggregate earnings trends, especially in the United States. Positive estimate revisions in the early months outpaced negatives by a wide margin, resulting in one of the best periods for U.S. earnings revision momentum since the financial crisis. Granted, much of the initial burst in earnings expectations was due to U.S. tax reform but solid economic data across all regions of the globe also suggested the long awaited synchronized global expansion was firmly in place. Market returns in the United States were dominated by large technology and internet stocks with value stocks bringing up the rear. As focus shifted from the certainty of the tax cut to the uncertainty of a trade war, equal-weighted benchmarks regained most of their losses and value stocks regained some of their initial losses.

By the end of the second quarter of 2018, it was becoming clear that nearly every corner of the global economy was decelerating except for the U.S. and oil-rich countries (the beneficiaries of surging crude prices). Despite the specter of a multi-front trade war, U.S. markets continued to march higher with more U.S.-oriented small-capitalization stocks performing better than stocks of larger companies (which typically source more of their revenues from abroad). Exuberance in the U.S. stock market was not surprising, considering that the highest percentage of people since 2005 were “satisfied with the way things are going in the United States,” according to the Gallup organization.

Economic growth outside the United States, particularly in China, continued to slow during the third quarter of 2018, but within the United States, economic strength and confidence continued to burn brightly. Unemployment

6

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

dipped to levels not seen since the late 1960s (and briefly in 2000) while sales growth and profit margins expanded to levels not seen since before The Great Recession. Strength in income and jobs led the Federal Reserve (Fed) to raise rates and declare that “further gradual increases in the target range for the federal funds rate will likely be appropriate” to slow a booming U.S. economy. The quarter closed with oil prices days away from the high of the year but only weeks away from a savage sell-off.

As the final quarter of the year began, it appeared that trade policy would be the dominant headline for the remainder of 2018 – and for most of the quarter, it was. The narrative shifted on December 19th, however, following a unanimous vote by the Fed to raise interest rates and comments by Fed Chairman Jerome Powell stating that a slowing global economy and increased market volatility had “not fundamentally altered the outlook” for additional interest rate hikes. Throwing more fuel on the fire amid the maelstrom of volatility was President Donald Trump’s tweet berating the economists at the Fed and admonishing them to “Feel the market, don’t just go by meaningless numbers” as well as his private inquiry into his ability to remove the head of the Fed. Fears of an interest rate policy mistake by a Fed that might not be as independent as was previously thought, coupled with a lingering trade war(s) by a “shut down” government were enough to push an already nervous market into bear territory. The quarter ended with a true “December to Remember” as the market posted its worst final month since 1931.

Fund Sleeve Performance

The year started flat for the Fund sleeve with first-quarter 2018 performance slightly trailing that of the Fund’s benchmark, the Russell 1000 Growth Index. Much of the difference was attributable to the strategy’s underweight to the mega-cap technology and internet stocks that were dominating headlines. As the earnings recovery unfolded into the middle part of the year, the sleeve meaningfully outperformed the benchmark as companies across the spectrum were rewarded for producing unexpected and accelerating growth. The ineffable volatility of the fourth quarter of 2018 dominated fundamentals, contributing to the sleeve’s final-quarter underperformance. In 30 years of monthly observations, October and December’s return to Beta were the 15th- and 11th-worst on record, respectively, while Relative Strength logged its 42nd-worst return during November. While the Fund sleeve is always mindful of its risk positioning, de minimis exposures can hurt performance when the market knuckles under to macroeconomic worries.

The Fund sleeve gained performance from the Information Technology sector during the reporting period. Portfolio holding Fortinet benefited from increased spending on cyber security solutions, while Adobe and Intuit (position sold in October 2018) successfully moved more of their clients to a cloud-based subscription model resulting in greater stability and visibility into future revenue. Stock selection was strong in the Health Care sector for the period, led by drug maker Eli Lilly, animal veterinary provider Idexx Labs (position sold in September 2018) and managed care companies Molina, WellCare and Centene (position sold in June 2018). Conversely, performance in the Consumer Discretionary sector was hurt during the period due to slight underweights to Amazon and Netflix (position sold in August 2018) while Wynn Resorts (position sold in August 2018) struggled due to weaker growth in Macau. Stock selection within the Financials sector also detracted for the period as overweight positions in Ameriprise Financial, Virtu Financial, Synovus Financial and SVB Financial Group all underperformed.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Smith Asset Management Group, L.P.

Portfolio Managers:

John D. Brim, CFA; and Stephen S. Smith, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing

7

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreements	6.1%
Liabilities in excess of other assets	(4.7)%
100.0%

Top Industries††

Software	12.2%
Interactive Media & Services	8.6%
Internet & Direct Marketing Retail	8.0%
IT Services	7.0%
Technology Hardware, Storage & Peripherals	4.4%
Pharmaceuticals	4.1%
Biotechnology	4.1%
Hotels, Restaurants & Leisure	4.0%
Health Care Providers & Services	3.7%
Machinery	2.8%
Other Industries*	41.1%
100.0%

Top Holdings††

Amazon.com, Inc.	5.7%
Microsoft Corp.	5.6%
Apple, Inc.	3.7%
Facebook, Inc., Class A	2.9%
Alphabet, Inc., Class C	2.7%
Alphabet, Inc., Class A	2.4%
Visa, Inc., Class A	2.2%
Boeing Co. (The)	1.7%
Adobe, Inc.	1.7%
Oracle Corp.	1.5%
Other Holdings*	69.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(3.08)%	8.06%	12.89%
Class II	(3.35)%	7.78%	12.61%
Class Y	(2.92)%	8.22%	13.07%
Russell 1000® Growth Index	(1.51)%	10.40%	15.29%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.83%
Class II	1.08%
Class Y	0.68%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

10

Fund Performance (cont.)	NVIT Multi-Manager Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	912.30	4.00	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(b)	1,000.00	911.10	5.20	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.76	5.50	1.08
Class Y Shares	Actual	(b)	1,000.00	913.30	3.28	0.68
	Hypothetical	(b)(c)	1,000.00	1,021.78	3.47	0.68

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 2.3%
Boeing Co. (The)	91,570	$29,531,325
Lockheed Martin Corp. (a)	8,120	2,126,141
Textron, Inc. (a)	120,548	5,544,002

		37,201,468

Air Freight & Logistics 1.7%
Expeditors International of Washington, Inc.	362,863	24,707,342
United Parcel Service, Inc., Class B	32,044	3,125,251

		27,832,593

Airlines 0.5%
Delta Air Lines, Inc.	153,313	7,650,319

Auto Components 0.4%
Lear Corp. (a)	49,897	6,130,345

Banks 0.6%
Bank of America Corp.	182,275	4,491,256
East West Bancorp, Inc.	109,960	4,786,559

		9,277,815

Beverages 2.6%
Coca-Cola Co. (The)	182,020	8,618,647
Monster Beverage Corp.*	446,984	22,000,552
PepsiCo, Inc. (a)	100,849	11,141,798

		41,760,997

Biotechnology 4.3%
Amgen, Inc.	62,020	12,073,433
Biogen, Inc.*	45,576	13,714,730
BioMarin Pharmaceutical, Inc.*	124,186	10,574,438
Celgene Corp.*	96,648	6,194,170
Incyte Corp.* (a)	10,874	691,478
Regeneron Pharmaceuticals, Inc.*	48,822	18,235,017
Vertex Pharmaceuticals, Inc.*	44,997	7,456,453

		68,939,719

Capital Markets 2.1%
E*TRADE Financial Corp.	69,700	3,058,436
FactSet Research Systems, Inc. (a)	46,094	9,224,792
MSCI, Inc.	63,905	9,421,514
SEI Investments Co.	253,270	11,701,074

		33,405,816

Chemicals 1.1%
CF Industries Holdings, Inc. (a)	192,932	8,394,471
Eastman Chemical Co.	77,716	5,681,817
Linde plc	19,850	3,097,394
LyondellBasell Industries NV, Class A	15,560	1,293,970

		18,467,652

Communications Equipment 2.1%
Arista Networks, Inc.* (a)	8,990	1,894,193
Cisco Systems, Inc.	479,478	20,775,781
F5 Networks, Inc.*	29,960	4,854,419
Motorola Solutions, Inc.	39,020	4,488,861
Palo Alto Networks, Inc.*	10,760	2,026,646

		34,039,900

Common Stocks (continued)

	Shares	Value

Consumer Finance 1.1%
American Express Co.	57,740	$5,503,777
Capital One Financial Corp.	31,500	2,381,085
Discover Financial Services (a)	112,686	6,646,220
Synchrony Financial	155,486	3,647,702

		18,178,784

Diversified Financial Services 0.1%
Voya Financial, Inc.	51,500	2,067,210

Electrical Equipment 0.1%
Eaton Corp. plc (a)	21,469	1,474,062

Electronic Equipment, Instruments & Components 0.3%
CDW Corp.	26,400	2,139,720
Zebra Technologies Corp., Class A*	16,750	2,667,102

		4,806,822

Energy Equipment & Services 0.5%
Schlumberger Ltd.	220,437	7,953,367

Entertainment 0.7%
Electronic Arts, Inc.*	90,982	7,179,389
Netflix, Inc.*	5,829	1,560,190
Take-Two Interactive Software, Inc.* (a)	29,788	3,066,377

		11,805,956

Equity Real Estate Investment Trusts (REITs) 1.4%
American Tower Corp.	14,670	2,320,647
Crown Castle International Corp.	10,270	1,115,630
Life Storage, Inc.	58,409	5,431,453
Public Storage	4,850	981,689
Simon Property Group, Inc.	72,656	12,205,481

		22,054,900

Food & Staples Retailing 1.7%
Costco Wholesale Corp. (a)	78,431	15,977,179
Sysco Corp.	34,200	2,142,972
Walgreens Boots Alliance, Inc.	128,076	8,751,433

		26,871,584

Food Products 1.4%
Danone SA, ADR-FR	752,038	10,513,491
General Mills, Inc. (a)	134,048	5,219,829
Tyson Foods, Inc., Class A	115,806	6,184,041

		21,917,361

Health Care Equipment & Supplies 1.5%
ABIOMED, Inc.*	23,456	7,624,138
Align Technology, Inc.* (a)	28,841	6,040,171
DexCom, Inc.* (a)	10,192	1,221,002
Edwards Lifesciences Corp.*	8,972	1,374,241
Varian Medical Systems, Inc.*	71,994	8,157,640

		24,417,192

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 3.9%
Cigna Corp.	19,200	$3,646,464
HCA Healthcare, Inc.	76,961	9,577,796
Humana, Inc. (a)	40,773	11,680,649
McKesson Corp.	21,077	2,328,376
Molina Healthcare, Inc.* (a)	67,900	7,891,338
UnitedHealth Group, Inc.	51,998	12,953,742
WellCare Health Plans, Inc.* (a)	62,198	14,684,326

		62,762,691

Health Care Technology 0.7%
Cerner Corp.*	218,872	11,477,648

Hotels, Restaurants & Leisure 4.2%
Chipotle Mexican Grill, Inc.* (a)	8,644	3,732,393
Domino’s Pizza, Inc. (a)	31,421	7,792,094
Marriott International, Inc., Class A	85,317	9,262,013
Starbucks Corp.	370,734	23,875,270
Yum China Holdings, Inc.	462,412	15,504,674
Yum! Brands, Inc.	89,014	8,182,167

		68,348,611

Household Durables 0.1%
Toll Brothers, Inc.	66,578	2,192,414

Household Products 1.5%
Colgate-Palmolive Co.	130,147	7,746,350
Kimberly-Clark Corp.	76,444	8,710,029
Procter & Gamble Co. (The)	92,711	8,521,995

		24,978,374

Independent Power and Renewable Electricity Producers 0.6%
AES Corp.	367,783	5,318,142
NRG Energy, Inc.	106,691	4,224,964

		9,543,106

Insurance 0.9%
MetLife, Inc.	133,020	5,461,801
Progressive Corp. (The)	151,050	9,112,847

		14,574,648

Interactive Media & Services 9.0%
Alphabet, Inc., Class A*	39,243	41,007,365
Alphabet, Inc., Class C*	43,447	44,994,148
Facebook, Inc., Class A*	371,517	48,702,163
TripAdvisor, Inc.*	152,000	8,198,880
Twitter, Inc.* (a)	113,600	3,264,864

		146,167,420

Internet & Direct Marketing Retail 8.4%
Alibaba Group Holding Ltd., ADR-CN* (a)	186,561	25,571,916
Amazon.com, Inc.*	64,570	96,982,203
Booking Holdings, Inc.* (a)	7,274	12,528,883

		135,083,002

IT Services 7.4%
Accenture plc, Class A	58,862	8,300,131
Automatic Data Processing, Inc.	54,328	7,123,487

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corp., Class A	136,269	$8,650,356
DXC Technology Co.	121,816	6,476,957
Euronet Worldwide, Inc.* (a)	44,000	4,504,720
Fidelity National Information Services, Inc. (a)	52,186	5,351,674
First Data Corp., Class A* (a)	236,822	4,004,660
GoDaddy, Inc., Class A*	91,733	6,019,519
Mastercard, Inc., Class A	78,724	14,851,283
Okta, Inc.* (a)	36,003	2,296,991
PayPal Holdings, Inc.*	41,800	3,514,962
Total System Services, Inc.	56,900	4,625,401
Visa, Inc., Class A (a)	277,842	36,658,474
WEX, Inc.*	46,711	6,542,343

		118,920,958

Leisure Products 0.1%
Brunswick Corp.	52,295	2,429,103

Life Sciences Tools & Services 0.2%
Illumina, Inc.*	13,247	3,973,173

Machinery 2.9%
Allison Transmission Holdings, Inc.	286,206	12,567,305
Caterpillar, Inc.	57,240	7,273,487
Deere & Co.	85,035	12,684,671
Illinois Tool Works, Inc. (a)	49,506	6,271,915
Ingersoll-Rand plc	96,917	8,841,738

		47,639,116

Metals & Mining 0.1%
Compass Minerals International, Inc. (a)	36,524	1,522,686

Multiline Retail 0.4%
Nordstrom, Inc. (a)	134,200	6,255,062

Oil, Gas & Consumable Fuels 0.3%
Marathon Petroleum Corp.	80,932	4,775,797

Personal Products 0.5%
Estee Lauder Cos., Inc. (The), Class A	58,700	7,636,870

Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	392,079	20,380,266
Eli Lilly & Co.	159,272	18,430,956
Merck & Co., Inc.	89,880	6,867,731
Novartis AG, ADR-CH	86,031	7,382,320
Novo Nordisk A/S, ADR-DK	296,903	13,678,321
Zoetis, Inc.	26,890	2,300,171

		69,039,765

Professional Services 0.2%
Robert Half International, Inc. (a)	70,600	4,038,320

Road & Rail 1.0%
CSX Corp.	32,100	1,994,373
Union Pacific Corp.	104,063	14,384,628

		16,379,001

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 2.0%
Broadcom, Inc.	13,256	$3,370,736
Lam Research Corp. (a)	18,765	2,555,230
NVIDIA Corp.	67,322	8,987,487
QUALCOMM, Inc.	225,748	12,847,319
Texas Instruments, Inc.	44,473	4,202,698

		31,963,470

Software 12.8%
Adobe, Inc.*	127,822	28,918,449
Atlassian Corp. plc, Class A*	28,100	2,500,338
Autodesk, Inc.*	163,113	20,977,963
Cadence Design Systems, Inc.*	51,600	2,243,568
Fortinet, Inc.*	124,670	8,780,508
Manhattan Associates, Inc.* (a)	48,600	2,059,182
Microsoft Corp.	925,160	93,968,501
Oracle Corp.	568,313	25,659,332
salesforce.com, Inc.* (a)	159,738	21,879,314

		206,987,155

Specialty Retail 2.8%
Advance Auto Parts, Inc.	69,988	11,020,310
Best Buy Co., Inc.	15,607	826,547
Home Depot, Inc. (The)	28,802	4,948,760
O’Reilly Automotive, Inc.*	24,200	8,332,786
Ross Stores, Inc.	12,394	1,031,181
TJX Cos., Inc. (The)	184,973	8,275,692
Urban Outfitters, Inc.* (a)	332,786	11,048,495

		45,483,771

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	400,095	63,110,985
NetApp, Inc.	146,770	8,757,766
Western Digital Corp.	85,012	3,142,894

		75,011,645

Textiles, Apparel & Luxury Goods 1.6%
Columbia Sportswear Co.	25,200	2,119,068
Lululemon Athletica, Inc.* (a)	27,972	3,401,675
Under Armour, Inc., Class A* (a)	682,591	12,061,383
VF Corp.	109,850	7,836,699

		25,418,825

Tobacco 0.7%
Altria Group, Inc.	80,810	3,991,206
Philip Morris International, Inc.	102,589	6,848,841

		10,840,047

Trading Companies & Distributors 0.9%
HD Supply Holdings, Inc.*	173,360	6,504,467
United Rentals, Inc.*	52,480	5,380,775
WW Grainger, Inc.	10,242	2,891,931

		14,777,173

Total Common Stocks (cost $1,521,198,609)		1,594,473,713

Repurchase Agreements 6.1%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $15,002,500, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $15,300,000. (b)(c)	$15,000,000	$15,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $22,325,642, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $22,768,359. (b)(c)	22,321,921	22,321,921
Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $30,004,834, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $30,604,932. (b)(c)	30,000,000	30,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $5,002,412, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $5,102,112. (b)(c)	5,000,000	5,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $10,004,900, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $10,202,610. (b)(c)	10,000,000	10,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $16,002,667, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $16,320,004. (b)(c)	16,000,000	16,000,000

Total Repurchase Agreements (cost $98,321,921)		98,321,921

Total Investments (cost $1,619,520,530) — 104.7%		1,692,795,634

Liabilities in excess of other assets — (4.7)%		(75,906,312)

NET ASSETS — 100.0%		$1,616,889,322

15

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $139,881,194, which was collateralized by cash used to purchase repurchase agreements with a total value of $98,321,921 and by $43,921,009 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $142,242,930.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $98,321,921.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investment securities, at value* (cost $1,521,198,609)	$1,594,473,713
Repurchase agreements, at value (cost $98,321,921)	98,321,921
Cash	22,871,892
Interest and dividends receivable	987,005
Security lending income receivable	16,723
Receivable for capital shares issued	82,137
Prepaid expenses	2,306

Total Assets	1,716,755,697

Liabilities:
Payable for investments purchased	13,393
Payable for capital shares redeemed	448,918
Payable upon return of securities loaned (Note 2)	98,321,921
Accrued expenses and other payables:
Investment advisory fees	888,853
Fund administration fees	82,857
Distribution fees	24,928
Administrative servicing fees	23,049
Accounting and transfer agent fees	568
Trustee fees	966
Custodian fees	10,315
Compliance program costs (Note 3)	1,824
Professional fees	21,847
Printing fees	11,966
Other	14,970

Total Liabilities	99,866,375

Net Assets	$1,616,889,322

Represented by:
Capital	$1,309,132,052
Total distributable earnings (loss)	307,757,270

Net Assets	$1,616,889,322

Net Assets:
Class I Shares	$57,513,558
Class II Shares	112,724,534
Class Y Shares	1,446,651,230

Total	$1,616,889,322

17

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,057,689
Class II Shares	10,016,281
Class Y Shares	126,688,563

Total	141,762,533

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.37
Class II Shares	$11.25
Class Y Shares	$11.42

*	Includes value of securities on loan of $139,881,194 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$20,066,740
Interest income	352,481
Income from securities lending (Note 2)	299,523
Foreign tax withholding	(18,090)

Total Income	20,700,654

EXPENSES:
Investment advisory fees	10,960,798
Fund administration fees	537,049
Distribution fees Class II Shares	336,626
Administrative servicing fees Class I Shares	99,396
Administrative servicing fees Class II Shares	201,977
Professional fees	100,787
Printing fees	25,628
Trustee fees	53,932
Custodian fees	60,097
Accounting and transfer agent fees	2,038
Compliance program costs (Note 3)	7,214
Other	33,947

Total Expenses	12,419,489

NET INVESTMENT INCOME	8,281,165

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	236,428,166
Net change in unrealized appreciation/depreciation in the value of investment securities	(284,993,351)

Net realized/unrealized losses	(48,565,185)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,284,020)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$8,281,165	$6,744,940
Net realized gains	236,428,166	258,491,430
Net change in unrealized appreciation/depreciation	(284,993,351)	148,102,821

Change in net assets resulting from operations	(40,284,020)	413,339,191

Distributions to Shareholders From:
Distributable earnings:
Class I	(9,619,232)	(2,724,030	)(a)
Class II	(18,433,771)	(5,366,064	)(a)
Class Y	(237,793,597)	(60,506,644	)(a)

Change in net assets from shareholder distributions	(265,846,600)	(68,596,738)

Change in net assets from capital transactions	399,139,856	(424,519,769)

Change in net assets	93,009,236	(79,777,316)

Net Assets:
Beginning of year	1,523,880,086	1,603,657,402

End of year	$1,616,889,322	$1,523,880,086	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,456,382	$5,449,440
Dividends reinvested	9,619,232	2,724,030
Cost of shares redeemed	(9,752,537)	(11,894,257)

Total Class I Shares	4,323,077	(3,720,787)

Class II Shares
Proceeds from shares issued	32,462,572	11,041,537
Dividends reinvested	18,433,771	5,366,064
Cost of shares redeemed	(47,523,126)	(26,858,890)

Total Class II Shares	3,373,217	(10,451,289)

Class Y Shares
Proceeds from shares issued	448,751,956	16,379,746
Dividends reinvested	237,793,597	60,506,644
Cost of shares redeemed	(295,101,991)	(487,234,083)

Total Class Y Shares	391,443,562	(410,347,693)

Change in net assets from capital transactions	$399,139,856	$(424,519,769)

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	324,634	437,368
Reinvested	726,357	216,604
Redeemed	(721,616)	(955,176)

Total Class I Shares	329,375	(301,204)

Class II Shares
Issued	2,388,077	880,943
Reinvested	1,406,557	433,019
Redeemed	(3,398,435)	(2,186,528)

Total Class II Shares	396,199	(872,566)

Class Y Shares
Issued	31,587,147	1,317,033
Reinvested	17,880,644	4,782,528
Redeemed	(20,146,606)	(39,395,768)

Total Class Y Shares	29,321,185	(33,296,207)

Total change in shares	30,046,759	(34,469,977)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $210,754, $120,910 and $6,238,969 for Class I, Class II and Class Y, respectively and net realized gains of $2,513,276, $5,245,154 and $54,267,675 for Class I, Class II and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $67,318.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$13.61	0.05	(0.17)	(0.12)	(0.04)	(2.08)	(2.12)	$11.37	(3.08%	)	$57,513,558	0.83%	0.36%	0.83%	62.60%
Year Ended December 31, 2017	$10.94	0.04	3.21	3.25	(0.04)	(0.54)	(0.58)	$13.61	30.20%		$64,347,625	0.82%	0.33%	0.83%	79.13%
Year Ended December 31, 2016	$12.62	0.10	0.14	0.24	(0.09)	(1.83)	(1.92)	$10.94	2.19%		$55,044,039	0.80%	0.87%	0.83%	74.16%
Year Ended December 31, 2015	$13.43	0.07	0.34	0.41	(0.06)	(1.16)	(1.22)	$12.62	3.43%		$59,738,879	0.80%	0.50%	0.83%	74.44%
Year Ended December 31, 2014	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	(1.05)	$13.43	10.44%		$65,263,005	0.80%	0.53%	0.83%	43.01%

Class II Shares
Year Ended December 31, 2018	$13.49	0.01	(0.16)	(0.15)	(0.01)	(2.08)	(2.09)	$11.25	(3.35%	)	$112,724,534	1.08%	0.11%	1.08%	62.60%
Year Ended December 31, 2017	$10.85	0.01	3.18	3.19	(0.01)	(0.54)	(0.55)	$13.49	29.88%		$129,756,873	1.07%	0.08%	1.08%	79.13%
Year Ended December 31, 2016	$12.53	0.07	0.15	0.22	(0.07)	(1.83)	(1.90)	$10.85	1.99%		$113,882,417	1.05%	0.62%	1.08%	74.16%
Year Ended December 31, 2015	$13.35	0.03	0.34	0.37	(0.03)	(1.16)	(1.19)	$12.53	3.13%		$122,963,385	1.05%	0.24%	1.08%	74.44%
Year Ended December 31, 2014	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	(1.02)	$13.35	10.15%		$129,123,556	1.05%	0.28%	1.08%	43.01%

Class Y Shares
Year Ended December 31, 2018	$13.66	0.07	(0.17)	(0.10)	(0.06)	(2.08)	(2.14)	$11.42	(2.92%	)	$1,446,651,230	0.68%	0.51%	0.68%	62.60%
Year Ended December 31, 2017	$10.98	0.06	3.22	3.28	(0.06)	(0.54)	(0.60)	$13.66	30.36%		$1,329,775,588	0.67%	0.47%	0.68%	79.13%
Year Ended December 31, 2016	$12.65	0.12	0.15	0.27	(0.11)	(1.83)	(1.94)	$10.98	2.41%		$1,434,730,946	0.65%	1.01%	0.68%	74.16%
Year Ended December 31, 2015	$13.46	0.09	0.34	0.43	(0.08)	(1.16)	(1.24)	$12.65	3.57%		$1,442,402,176	0.65%	0.65%	0.68%	74.44%
Year Ended December 31, 2014	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	(1.07)	$13.46	10.56%		$1,456,464,879	0.65%	0.68%	0.68%	43.01%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the

24

Notes to Financial Statements (Continued)

December 31, 2018

yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,594,473,713	$—	$—	$1,594,473,713
Repurchase Agreements	—	98,321,921	—	98,321,921
Total	$1,594,473,713	$98,321,921	$—	$1,692,795,634

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting

25

Notes to Financial Statements (Continued)

December 31, 2018

records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $98,321,921, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

26

Notes to Financial Statements (Continued)

December 31, 2018

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

27

Notes to Financial Statements (Continued)

December 31, 2018

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$15,000,000	$—	$15,000,000	$(15,000,000)	$—
ML Pierce Fenner & Smith, Inc.	22,321,921	—	22,321,921	(22,321,921)	—
Natixis Financial Products LLC,	30,000,000	—	30,000,000	(30,000,000)	—
NatWest Markets Securities, Inc.	15,000,000	—	15,000,000	(15,000,000)	—
Pershing LLC	16,000,000	—	16,000,000	(16,000,000)	—
Total	$98,321,921	$—	$98,321,921	$(98,321,921)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

28

Notes to Financial Statements (Continued)

December 31, 2018

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

29

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Smith Asset Management Group L.P.
Loomis, Sayles & Company, L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.63%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

30

Notes to Financial Statements (Continued)

December 31, 2018

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $537,049 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $7,214.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

31

Notes to Financial Statements (Continued)

December 31, 2018

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $301,373.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $1,202,319,953 and sales of $1,068,305,719 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls

32

Notes to Financial Statements (Continued)

December 31, 2018

or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an

33

Notes to Financial Statements (Continued)

December 31, 2018

appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions and Investment Research Reimbursement

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $6,166 of brokerage commissions.

Effective January 3, 2018, Massachusetts Financial Services Company, a subadviser to the Fund (the “Subadviser”), has voluntarily undertaken to reimburse the Fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the Fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to December 31, 2018, this reimbursement amounted to $34,137, which is included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,232,272	$210,614,328	$265,846,600	$—	$265,846,600

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

34

Notes to Financial Statements (Continued)

December 31, 2018

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,570,633	$62,026,105	$68,596,738	$—	$68,596,738

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$28,479,299	$207,725,427	$236,204,726	$—	$71,552,544	$307,757,270

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,621,243,090	$194,682,698	$(123,130,154)	$71,552,544

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Large Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 29.94%.

The Fund designates $210,614,328, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

37

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

38

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

39

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

40

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

41

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

43

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

44

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

46

Annual Report

December 31, 2018

NVIT Multi-Manager Large Cap Value Fund

AR-MM-LCV 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Large Cap Value Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Large Cap Value Fund (Class Y) registered -11.50% versus -8.27% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Large Value (consisting of 257 funds as of December 31, 2018), was -9.30% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: BNY Mellon Asset Management North America Corp. (formerly, The Boston Company Asset Management, LLC), Massachusetts Financial Services Company, and Wellington Capital Management LLP

The following commentary is provided by BNY Mellon Asset Management North America Corp.

Investment Environment

Markets declined overall in 2018 as the ongoing China-United States trade dispute, a Federal Reserve (Fed) focused on unwinding its easing policy, weakening corporate profit growth, uncertainty related to Brexit and Italian budget negotiations, and a partial U.S. government shutdown all weighed on equity markets. In the United States, the Fed voted to raise short-term interest rates four times during the period. Fed Chair Jerome Powell struck a dovish tone at the most recent Federal Open Market Committee (FOMC) meeting, revising down 2019’s growth forecasts and triggering a sell-off in U.S. equity markets. Unemployment ended the period at the lowest level in nearly 50 years, and consumer confidence was consistently strong. The U.S.

dollar trended higher against a basket of major currencies.

In developed markets, Italy spurred volatility amid a brief political snafu. Investor sentiment eventually stabilized as cooler heads prevailed. In the UK, the Bank of England voted to increase interest rates. A fast-approaching Brexit deadline sent the manufacturing Purchasing Managers’ Index (PMI) above expectations and halted growth in the services sector in the final month in anticipation of a potential no-deal scenario. So far, Prime Minister Theresa May has been unable to pass agreeable terms through Parliament. Elsewhere, the European Central Bank (ECB) officially ended its bond-buying stimulus program. Meanwhile, the Bank of Japan (BOJ) cut its inflation and economic growth forecasts, citing protectionist trade policies as one of the headwinds.

Performance Review

The final quarter of 2018 was characterized by a classic “risk-off” market environment that erased the year’s gain for large-capitalization stocks. In this environment, the Fund’s sleeve fell 9.8%, underperforming the Russell 1000 Value Index, which declined 8.3%. On a sector basis, the Financials, Energy and Utilities sectors detracted from relative returns while Information Technology, Communication Services, and Consumer Discretionary contributed positively to the sleeve’s relative performance.

In Information Technology, the Fund sleeve’s overweight exposure to communications equipment companies as well as stock selection in the Software and Semiconductor segments drove positive results. Relative outperformance in Communication Services was fueled by stock selection and the Fund’s overweight exposure to Diversified Telecommunication Services as well as selection among entertainment companies. In Consumer Discretionary, solid security selection in the Specialty Retail segment contributed positively to relative returns.

In Financials, challenging selection among insurance and capital markets companies detracted from relative returns. The Fund sleeve’s overweight exposure to and stock selection

3

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

among Energy companies weighed on performance as investor sentiment was negatively affected by falling oil prices. The sleeve’s lack of exposure to multi-utilities hindered relative performance in the Utilities sector. Among individual securities, shares of Cisco Systems, Inc. rose as investors have been encouraged by the company’s robust quarterly results and guidance raises, which have highlighted strength across segments and regions. Additionally, the company has a compelling dividend yield and a large share repurchase program fueled by the repatriation of overseas cash balances. Positive sentiment due to improving wireless industry fundamentals as well as company 5G initiatives buoyed shares of Verizon Communications Inc. Our lack of exposure to Philip Morris International Inc. benefited the portfolio as the company has been facing challenges, including an acceleration in cigarette volume declines.

Conversely, shares of Conagra Brands, Inc. sold off on a softer outlook due to weaker-than-expected sales in the recently acquired Pinnacle Foods business. Positively, management believes it will still hit its fiscal-year 2022 accretion target and believes cost synergies will be higher than expected. We believe the Pinnacle Foods challenges are temporary and view the deal positively over the long term, as it should lead to better-than-expected accretion. Elsewhere, falling oil prices overshadowed Anadarko Petroleum Corporation’s solid quarterly results and positive 2019 capital budget and production guidance. We believe the company has an attractive portfolio with solid earnings, cash flow and capital return potential. Despite better-than-expected 2019 earnings before interest, tax, depreciation and amortization (EBITDA) guidance and raised synergy guidance, shares of Marathon Petroleum Corporation fell in tandem with oil prices. We continue to see upside in the name and believe the company’s Andeavor acquisition will be accretive and improve the company’s geographic diversification, enhancing earnings potential across its businesses.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

BNY Mellon Asset Management North America Corp.

Portfolio Managers:

John Bailer, CFA and Brian Ferguson

The following commentary is provided by Massachusetts Financial Services Company

Summary of Results

For the 12 months ended December 31, 2018, the Fund’s sleeve provided a total return of -8.06%. This compares with a return of -8.27% for the benchmark, the Russell 1000® Value Index.

Market Environment

During the reporting period, the U.S. Federal Reserve (Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the United States, eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the United States. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the United States during most of the period but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage

4

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the United States. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to performance

Security selection in the Utilities sector contributed to performance relative to the Russell 1000® Value Index during the reporting period. Within this sector, overweight positions in power generation company NRG Energy and utility services provider Exelon boosted relative returns.

Stock selection in the Real Estate sector also helped relative results. Within this sector, overweight positions in real estate investment trusts Store Capital and Medical Properties Trust aided relative performance.

A combination of stock selection and an underweight position in the Materials sector supported relative returns. The Fund sleeve’s overweight position in shares of nitrogen fertilizer producer CF Industries benefited relative returns.

Security selection in the Industrials sector further helped in relative terms. Here, not owning shares of diversified industrial conglomerate General Electric contributed to relative performance.

Other top relative contributors included overweight positions in pharmaceutical company Eli Lilly(b) and network equipment company Cisco Systems. Additionally, the timing of the Fund sleeve’s ownership in shares of oil and gas exploration and production company Anadarko Petroleum(b), and not owning oil field services company Schlumberger, also aided relative performance.

Detractors from performance

Stock selection in the Health Care sector detracted from relative performance during the reporting period. Within this sector, not holding shares of pharmaceutical company Merck and pharmaceutical and medical products maker Abbott Laboratories, and an overweight position in health services and information technology company McKesson, held back relative results.

Security selection within the Financials sector also weakened relative returns, led by overweight positions in consumer financial services firm Synchrony Financial and diversified financial services firm Citigroup.

Stock selection and, to a lesser extent, an underweight position in the Communication Services sector hindered relative performance. However, there were no individual stocks within this sector that were among the Fund sleeve’s largest relative detractors during the period.

Other top relative detractors included overweight positions in residential and commercial building materials manufacturer Owens Corning(b), oilfield services provider Halliburton, automotive seats manufacturer Lear and airline services provider Copa(b). Additionally, holdings of materials engineering solutions provider for semiconductor chips and electronics Applied Materials(a)(b) further weakened relative returns.

The Fund’s sleeve did not hold derivatives.

(a)	Security is not a benchmark constituent.
(b)	Security was not held in the portfolio at period end.

5

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

Subadviser:

Massachusetts Financial Services Company

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

The following commentary is provided by Wellington Capital Management LLP

Market Commentary

U.S. equities, as measured by the S&P 500 Index®, posted negative results over the trailing 12-month period ended December 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the United States and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious United States and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating in the first year of negative U.S. equity returns since 2008.

Portfolio Review

The Wellington-managed sleeve of the Fund underperformed the benchmark during the reporting period by 648 bps. The sleeve’s underperformance was driven by weak stock selection, particularly in the Health Care, Information Technology, and Energy sectors.

Strong stock selection in the Communication Services, Consumer Discretionary, and Utilities sectors modestly contributed to relative returns. Sector allocation, a residual of our bottom-up stock selection process, also weighed on results during the period. The sleeve was underweighted in defensive sectors Health Care and Utilities, which outperformed. The sleeve was overweighted in cyclical sectors Materials and Energy, which faced performance challenges.

Top detractors from relative returns during the period included British American Tobacco (Consumer Staples), Western Digital (Information Technology), and Cimarex (Energy). British American Tobacco, a multinational tobacco company, struggled as the U.S. Food and Drug Administration (FDA) began promoting an aggressive campaign to curtail underage tobacco usage in addition to its recent ban on menthol cigarettes. We continue to hold the stock as of the end of the reporting period as we believe the company is well positioned to offset volume declines with pricing and stands to capture increasing share in the next-generation products segment. Shares of Western Digital, a developer and manufacturing company that sells data storage devices and solutions worldwide, suffered over mounting concerns on the supply/demand environment at this point in the cycle. We continue to hold the position as of the end of the period as we believe the valuation is overly discounting near-term negative sentiment without considering longer-term secular tailwinds from emerging end markets. Shares of Cimarex, a U.S. oil and gas exploration and production company, declined as uncertainty with OPEC and the oil industry remains an issue. We continue to hold this stock as of the end of the period.

Top contributors to relative returns compared to the benchmark during the reporting period included XL Group (Financials) and Under Armour (Consumer Discretionary), and not holding benchmark constituent General Electric (Industrials). Shares of XL Group, a global insurance and reinsurance company, rose sharply after the company agreed to be acquired by France-based insurer AXA. Over the period, the Fund’s lack of exposure to General Electric, a

6

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

U.S.-based global industrials conglomerate, contributed to relative returns as the stock struggled on a host of execution and legacy issues that ultimately saw the dividend cut and the CEO terminated. Finally, shares of Under Armour, an athletic apparel and footwear company, rose over 50% during the period after the company announced two solid quarterly reports, new product developments, and changes to the company’s management. We eliminated the position on strength.

The Fund’s sleeve utilized currency forwards during the reporting period in an effort to hedge against adverse currency movement. The currency forwards did not have a material impact on Fund performance during the period.

Subadviser:

Wellington Capital Management LLP

Portfolio Manager:

David W. Palmer, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation†

Common Stocks	99.2%
Repurchase Agreements	5.2%
Forward Currency Contracts††	(0.0)%
Liabilities in excess of other assets	(4.4)%
100.0%

Top Industries†††

Banks	10.8%
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	5.9%
Insurance	5.2%
Equity Real Estate Investment Trusts (REITs)	4.6%
Diversified Telecommunication Services	4.3%
Health Care Providers & Services	4.2%
Chemicals	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Diversified Financial Services	2.8%
Other Industries*	46.2%
100.0%

Top Holdings†††

Verizon Communications, Inc.	2.9%
Citigroup, Inc.	2.3%
Wells Fargo & Co.	2.3%
JPMorgan Chase & Co.	2.2%
Comcast Corp., Class A	2.2%
Berkshire Hathaway, Inc., Class B	2.1%
Cisco Systems, Inc.	2.0%
Bank of America Corp.	1.9%
MetLife, Inc.	1.6%
Medtronic plc	1.3%
Other Holdings*	79.2%
100.0%

Top Countries†††

United States	90.1%
Canada	1.4%
United Kingdom	0.8%
Netherlands	0.5%
Spain	0.4%
Bermuda	0.4%
Japan	0.4%
Ireland	0.4%
South Korea	0.3%
Luxembourg	0.3%
Other Countries*	5.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(11.58)%	4.75%	10.58%
Class II	(11.79)%	4.50%	10.32%
Class Y	(11.50)%	4.90%	10.75%
Russell 1000® Value Index	(8.27)%	5.95%	11.18%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.83%	0.79%
Class II	1.08%	1.04%
Class Y	0.68%	0.64%

^

Current effective prospectus dated April 30, 2018. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	890.70	3.76	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79
Class II Shares	Actual	(b)	1,000.00	890.30	4.96	1.04
	Hypothetical	(b)(c)	1,000.00	1,019.96	5.30	1.04
Class Y Shares	Actual	(b)	1,000.00	890.70	3.05	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2018

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 99.2%

	Shares	Value

BERMUDA 0.4%
Insurance 0.4%
RenaissanceRe Holdings Ltd.	50,906	$6,806,132

CANADA 1.4%
Chemicals 0.2%
Nutrien Ltd.	78,605	3,691,879

Oil, Gas & Consumable Fuels 1.2%
Canadian Natural Resources Ltd.	410,120	9,896,195
Enbridge, Inc.	274,500	8,531,460

		18,427,655

		22,119,534

IRELAND 0.4%
Construction Materials 0.4%
CRH plc	218,511	5,734,481

JAPAN 0.4%
Building Products 0.4%
Sanwa Holdings Corp.	587,500	6,629,829

LUXEMBOURG 0.3%
Energy Equipment & Services 0.3%
Tenaris SA, ADR	204,069	4,350,751

NETHERLANDS 0.6%
Health Care Equipment & Supplies 0.6%
Koninklijke Philips NV, NYRS REG	243,155	8,537,172

SOUTH KOREA 0.3%
Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co. Ltd.	138,690	4,798,767

SPAIN 0.4%
Electric Utilities 0.4%
Iberdrola SA	852,276	6,819,436

UNITED KINGDOM 0.9%
Beverages 0.2%
Coca-Cola European Partners plc	56,862	2,607,123

Pharmaceuticals 0.3%
AstraZeneca plc, ADR (a)	108,992	4,139,516

Tobacco 0.4%
British American Tobacco plc	210,213	6,703,521

		13,450,160

UNITED STATES 94.1%
Aerospace & Defense 1.6%
Boeing Co. (The)	19,200	6,192,000
Harris Corp.	37,769	5,085,596
Raytheon Co.	24,314	3,728,552
United Technologies Corp.	86,219	9,180,599

		24,186,747

Airlines 1.5%
Delta Air Lines, Inc.	266,098	13,278,290
Southwest Airlines Co.	203,908	9,477,644

		22,755,934

Auto Components 0.4%
Lear Corp.	47,777	5,869,882

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Automobiles 0.7%
General Motors Co.	334,197	$11,178,890

Banks 11.3%
Bank of America Corp.	1,276,718	31,458,332
Bank OZK (a)	213,288	4,869,365
Citigroup, Inc.	716,402	37,295,889
JPMorgan Chase & Co.	371,097	36,226,489
PNC Financial Services Group, Inc. (The)	143,641	16,793,069
US Bancorp	223,354	10,207,278
Wells Fargo & Co.	803,972	37,047,030
Zions Bancorp NA	67,962	2,768,772

		176,666,224

Beverages 0.6%
Molson Coors Brewing Co., Class B	61,760	3,468,442
PepsiCo, Inc.	55,671	6,150,532

		9,618,974

Biotechnology 1.5%
Biogen, Inc.*	45,827	13,790,260
Incyte Corp.*	76,296	4,851,663
Seattle Genetics, Inc.* (a)	88,192	4,996,959

		23,638,882

Building Products 0.8%
Fortune Brands Home & Security, Inc. (a)	142,700	5,421,173
JELD-WEN Holding, Inc.* (a)	79,151	1,124,736
Johnson Controls International plc	204,595	6,066,241

		12,612,150

Capital Markets 1.8%
Ameriprise Financial, Inc.	47,607	4,968,743
Goldman Sachs Group, Inc. (The)	45,131	7,539,134
LPL Financial Holdings, Inc. (a)	65,723	4,014,361
Morgan Stanley	212,582	8,428,875
Raymond James Financial, Inc.	43,120	3,208,559

		28,159,672

Chemicals 3.4%
Cabot Corp.	78,620	3,375,943
Celanese Corp.	108,897	9,797,463
CF Industries Holdings, Inc. (a)	413,672	17,998,869
DowDuPont, Inc.	144,568	7,731,497
Eastman Chemical Co.	65,985	4,824,163
LyondellBasell Industries NV, Class A	28,920	2,404,987
Mosaic Co. (The)	233,925	6,832,949

		52,965,871

Commercial Services & Supplies 0.6%
Herman Miller, Inc. (a)	302,549	9,152,107

Communications Equipment 2.3%
Cisco Systems, Inc.	751,991	32,583,770
Palo Alto Networks, Inc.*	14,654	2,760,081

		35,343,851

Construction & Engineering 0.2%
Quanta Services, Inc. (a)	80,627	2,426,873

Construction Materials 1.0%
Martin Marietta Materials, Inc. (a)	44,876	7,712,838
Vulcan Materials Co.	81,440	8,046,272

		15,759,110

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Consumer Finance 1.5%
American Express Co. (a)	39,732	$3,787,254
Capital One Financial Corp.	44,678	3,377,210
Discover Financial Services	93,519	5,515,751
SLM Corp.* (a)	723,852	6,015,210
Synchrony Financial	192,888	4,525,152

		23,220,577

Diversified Financial Services 3.0%
Berkshire Hathaway, Inc., Class B*	169,909	34,692,020
Voya Financial, Inc.	284,235	11,409,193

		46,101,213

Diversified Telecommunication Services 4.5%
AT&T, Inc.	693,884	19,803,449
CenturyLink, Inc. (a)	97,560	1,478,034
Verizon Communications, Inc.	850,798	47,831,864

		69,113,347

Electric Utilities 2.2%
American Electric Power Co., Inc.	44,210	3,304,255
Edison International	73,273	4,159,708
Exelon Corp.	209,214	9,435,552
NextEra Energy, Inc.	14,943	2,597,392
OGE Energy Corp. (a)	193,280	7,574,644
PPL Corp.	229,446	6,500,205

		33,571,756

Electrical Equipment 0.7%
Eaton Corp. plc	102,701	7,051,451
Regal Beloit Corp.	50,318	3,524,776

		10,576,227

Electronic Equipment, Instruments & Components 0.6%
Coherent, Inc.* (a)	38,600	4,080,406
Corning, Inc.	185,837	5,614,136

		9,694,542

Energy Equipment & Services 0.9%
Apergy Corp.*	112,225	3,039,053
Halliburton Co. (a)	344,294	9,151,334
Schlumberger Ltd.	61,212	2,208,529

		14,398,916

Equity Real Estate Investment Trusts (REITs) 4.8%
Acadia Realty Trust	195,500	4,645,080
American Tower Corp.	33,647	5,322,619
Brixmor Property Group, Inc.	390,057	5,729,937
Columbia Property Trust, Inc.	303,844	5,879,381
CubeSmart	142,831	4,097,821
EPR Properties	24,220	1,550,807
Equinix, Inc.	23,100	8,144,136
Extra Space Storage, Inc.	13,712	1,240,662
Gaming and Leisure Properties, Inc.	50,580	1,634,240
Host Hotels & Resorts, Inc.	595,491	9,926,835
Life Storage, Inc.	69,230	6,437,698
Medical Properties Trust, Inc.	366,406	5,891,808
Simon Property Group, Inc.	40,616	6,823,082
STORE Capital Corp.	237,541	6,724,786

		74,048,892

Food & Staples Retailing 2.0%
Kroger Co. (The) (a)	167,294	4,600,585
US Foods Holding Corp.*	188,021	5,948,984
Walgreens Boots Alliance, Inc.	300,672	20,544,918

		31,094,487

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Food Products 1.4%
Archer-Daniels-Midland Co.	143,989	$5,899,229
Conagra Brands, Inc. (a)	271,566	5,800,650
JM Smucker Co. (The) (a)	45,448	4,248,934
Kraft Heinz Co. (The)	54,194	2,332,510
Mondelez International, Inc., Class A	63,249	2,531,857
Tyson Foods, Inc., Class A	24,685	1,318,179

		22,131,359

Health Care Equipment & Supplies 2.2%
Abbott Laboratories	111,290	8,049,606
Boston Scientific Corp.*	74,759	2,641,983
Danaher Corp.	19,514	2,012,284
Medtronic plc	229,383	20,864,677

		33,568,550

Health Care Providers & Services 4.3%
Centene Corp.*	20,287	2,339,091
Cigna Corp.	21,220	4,030,102
CVS Health Corp.	291,417	19,093,641
DaVita, Inc.*	47,224	2,430,147
HCA Healthcare, Inc.	73,274	9,118,949
Humana, Inc.	24,566	7,037,668
McKesson Corp.	147,074	16,247,265
Premier, Inc., Class A* (a)	55,290	2,065,082
Quest Diagnostics, Inc. (a)	30,939	2,576,291
UnitedHealth Group, Inc.	10,189	2,538,284

		67,476,520

Hotels, Restaurants & Leisure 0.8%
Aramark (a)	138,642	4,016,458
Las Vegas Sands Corp.	76,312	3,972,040
Marriott International, Inc., Class A (a)	19,962	2,167,075
Royal Caribbean Cruises Ltd.	25,289	2,473,011

		12,628,584

Household Durables 0.6%
Newell Brands, Inc. (a)	313,402	5,826,143
Toll Brothers, Inc.	123,440	4,064,879

		9,891,022

Household Products 0.8%
Colgate-Palmolive Co.	67,977	4,045,991
Kimberly-Clark Corp. (a)	17,510	1,995,089
Procter & Gamble Co. (The)	73,419	6,748,675

		12,789,755

Independent Power and Renewable Electricity Producers 0.7%
AES Corp.	221,061	3,196,542
NRG Energy, Inc.	179,312	7,100,755

		10,297,297

Industrial Conglomerates 1.1%
General Electric Co.	366,544	2,774,738
Honeywell International, Inc.	106,645	14,089,937

		16,864,675

Insurance 5.0%
Allstate Corp. (The)	35,718	2,951,378
American International Group, Inc.	391,099	15,413,212
Assurant, Inc.	40,523	3,624,377
Chubb Ltd.	44,767	5,783,001
CNO Financial Group, Inc. (a)	295,662	4,399,451
Hartford Financial Services Group, Inc. (The)	109,675	4,875,054

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance (continued)
MetLife, Inc.	647,226	$26,575,100
Prudential Financial, Inc.	61,666	5,028,862
Unum Group	283,764	8,336,986

		76,987,421

Interactive Media & Services 0.3%
Alphabet, Inc., Class A*	3,716	3,883,071

Internet & Direct Marketing Retail 0.4%
Booking Holdings, Inc.*	610	1,050,676
Expedia Group, Inc.	39,938	4,499,016

		5,549,692

IT Services 1.9%
Amdocs Ltd.	105,607	6,186,458
Cognizant Technology Solutions Corp., Class A	51,120	3,245,098
DXC Technology Co.	71,550	3,804,314
First Data Corp., Class A*	106,010	1,792,629
Genpact Ltd.	275,191	7,427,404
International Business Machines Corp.	61,004	6,934,325

		29,390,228

Machinery 0.5%
AGCO Corp.	34,282	1,908,479
Ingersoll-Rand plc	28,084	2,562,103
Middleby Corp. (The)* (a)	26,600	2,732,618

		7,203,200

Media 2.6%
Comcast Corp., Class A	1,048,353	35,696,420
Omnicom Group, Inc. (a)	70,842	5,188,468

		40,884,888

Metals & Mining 1.3%
Alcoa Corp.* (a)	122,000	3,242,760
Freeport-McMoRan, Inc. (a)	306,240	3,157,334
Newmont Mining Corp. (a)	121,892	4,223,558
Reliance Steel & Aluminum Co. (a)	143,266	10,196,241

		20,819,893

Multiline Retail 0.2%
Target Corp.	54,721	3,616,511

Multi-Utilities 0.4%
Sempra Energy (a)	53,600	5,798,984

Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.	278,348	12,202,776
Chevron Corp.	141,887	15,435,887
Cimarex Energy Co. (a)	111,102	6,849,438
Concho Resources, Inc.*	46,900	4,820,851
Diamondback Energy, Inc.	51,121	4,738,917
EOG Resources, Inc.	68,703	5,991,589
Exxon Mobil Corp.	117,142	7,987,913
Hess Corp. (a)	153,173	6,203,507
Laredo Petroleum, Inc.*	451,684	1,635,096
Marathon Oil Corp.	299,385	4,293,181
Marathon Petroleum Corp.	274,839	16,218,249
Noble Energy, Inc. (a)	131,469	2,466,358

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	244,290	$14,994,520
ONEOK, Inc. (a)	43,790	2,362,471
Phillips 66 (a)	202,894	17,479,319
Valero Energy Corp.	94,035	7,049,804

		130,729,876

Personal Products 0.2%
Coty, Inc., Class A (a)	405,554	2,660,434

Pharmaceuticals 5.9%
Allergan plc	39,268	5,248,561
Bristol-Myers Squibb Co.	378,096	19,653,430
Eli Lilly & Co.	65,822	7,616,922
Johnson & Johnson	126,598	16,337,472
Merck & Co., Inc.	208,160	15,905,506
Mylan NV*	296,658	8,128,429
Pfizer, Inc.	415,091	18,118,722

		91,009,042

Road & Rail 0.4%
Union Pacific Corp.	44,020	6,084,885

Semiconductors & Semiconductor Equipment 3.4%
Broadcom, Inc.	51,830	13,179,332
Intel Corp.	242,752	11,392,351
KLA-Tencor Corp.	91,443	8,183,234
Marvell Technology Group Ltd.	256,942	4,159,891
QUALCOMM, Inc.	236,689	13,469,971
Texas Instruments, Inc.	27,917	2,638,157

		53,022,936

Software 1.2%
Microsoft Corp.	81,132	8,240,577
Oracle Corp.	167,705	7,571,881
Teradata Corp.* (a)	72,237	2,771,011

		18,583,469

Specialty Retail 0.2%
Urban Outfitters, Inc.* (a)	115,631	3,838,949

Technology Hardware, Storage & Peripherals 0.8%
Hewlett Packard Enterprise Co.	358,626	4,737,449
Western Digital Corp. (a)	203,008	7,505,206

		12,242,655

Textiles, Apparel & Luxury Goods 0.4%
Skechers U.S.A., Inc., Class A* (a)	283,200	6,482,448

Tobacco 0.9%
Altria Group, Inc.	37,182	1,836,419
Philip Morris International, Inc.	176,989	11,815,786

		13,652,205

		1,460,243,673

Total Common Stocks (cost $1,647,971,104)		1,539,489,935

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Value Fund (Continued)

Repurchase Agreement 5.2%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $20,003,334, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $20,400,000. (b)(c)	$20,000,000	$20,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,362, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $10,200,000. (b)(c)	10,000,000	10,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $2,063,121, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $2,104,032. (b)(c)	2,062,777	2,062,777
Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,612, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $10,201,644. (b)(c)	10,000,000	10,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $8,003,858, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $8,163,379. (b)(c)	8,000,000	8,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $15,007,350, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $15,303,915. (b)(c)	15,000,000	15,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $16,002,667, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $16,320,004. (b)(c)	16,000,000	16,000,000

Total Repurchase Agreements (cost $81,062,777)		81,062,777

Total Investments (cost $1,729,033,881) — 104.4%		1,620,552,712

Liabilities in excess of other assets — (4.4)%		(68,372,969)

NET ASSETS — 100.0%		$1,552,179,743

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $114,516,431, which was collateralized by cash used to purchase repurchase agreements with a total value of $81,062,777 and by $35,722,514 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 11/15/2047, a total value of $116,785,291.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $81,062,777.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

15

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Large Cap Value Fund (Continued)

Forward foreign currency contracts outstanding as of December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	3,359,269	EUR	2,941,000	JPMorgan Chase Bank	3/20/2019	(32,132)
USD	5,426,908	JPY	609,114,000	JPMorgan Chase Bank	3/20/2019	(164,873)

Net unrealized depreciation						(197,005)

Currency:

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi- Manager Large Cap Value Fund
Assets:
Investment securities, at value* (cost $1,647,971,104)	$1,539,489,935
Repurchase agreements, at value (cost $81,062,777)	81,062,777
Cash	10,942,255
Foreign currencies, at value (cost $3,715)	3,743
Interest and dividends receivable	2,769,631
Security lending income receivable	16,912
Receivable for capital shares issued	53,941
Reclaims receivable	153,301
Prepaid expenses	2,723

Total Assets	1,634,495,218

Liabilities:
Payable for capital shares redeemed	54,321
Unrealized depreciation on forward foreign currency contracts (Note 2)	197,005
Payable upon return of securities loaned (Note 2)	81,062,777
Accrued expenses and other payables:
Investment advisory fees	805,775
Fund administration fees	80,433
Distribution fees	17,483
Administrative servicing fees	15,916
Accounting and transfer agent fees	592
Trustee fees	1,048
Custodian fees	22,651
Compliance program costs (Note 3)	1,786
Professional fees	21,628
Printing fees	9,935
Other	24,125

Total Liabilities	82,315,475

Net Assets	$1,552,179,743

Represented by:
Capital	$1,539,762,591
Total distributable earnings (loss)	12,417,152

Net Assets	$1,552,179,743

Net Assets:
Class I Shares	$33,787,691
Class II Shares	78,848,845
Class Y Shares	1,439,543,207

Total	$1,552,179,743

17

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi- Manager Large Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,955,854
Class II Shares	9,302,741
Class Y Shares	167,881,882

Total	181,140,477

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.54
Class II Shares	$8.48
Class Y Shares	$8.57

*	Includes value of securities on loan of $114,516,431 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi- Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$42,486,644
Income from securities lending (Note 2)	404,672
Interest income	196,397
Foreign tax withholding	(165,921)

Total Income	42,921,792

EXPENSES:
Investment advisory fees	11,350,618
Fund administration fees	553,003
Distribution fees Class II Shares	237,593
Administrative servicing fees Class I Shares	58,002
Administrative servicing fees Class II Shares	142,557
Professional fees	107,418
Printing fees	19,314
Trustee fees	54,449
Custodian fees	70,947
Accounting and transfer agent fees	8,097
Compliance program costs (Note 3)	7,354
Other	39,865

Total expenses before fees waived	12,649,217

Investment advisory fees waived (Note 3)	(669,088)
Investment advisory fees voluntarily waived (Note 3)	(50,001)

Net Expenses	11,930,128

NET INVESTMENT INCOME	30,991,664

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	129,036,097
Settlement of forward foreign currency contracts (Note 2)	339,109
Foreign currency transactions (Note 2)	19,132

Net realized gains	129,394,338

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(355,844,549)
Forward foreign currency contracts (Note 2)	(140,381)
Translation of assets and liabilities denominated in foreign currencies	4,381

Net change in unrealized appreciation/depreciation	(355,980,549)

Net realized/unrealized losses	(226,586,211)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(195,594,547)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$30,991,664	$28,308,939
Net realized gains	129,394,338	174,657,147
Net change in unrealized appreciation/depreciation	(355,980,549)	51,603,351

Change in net assets resulting from operations	(195,594,547)	254,569,437

Distributions to Shareholders From:
Distributable earnings:
Class I	(4,352,331)	(2,649,322	)(a)
Class II	(10,359,379)	(6,171,824	)(a)
Class Y	(191,237,737)	(116,625,573	)(a)

Change in net assets from shareholder distributions	(205,949,447)	(125,446,719)

Change in net assets from capital transactions	107,822,562	(183,364,604)

Change in net assets	(293,721,432)	(54,241,886)

Net Assets:
Beginning of year	1,845,901,175	1,900,143,061

End of year	$1,552,179,743	$1,845,901,175	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,348,969	$5,058,695
Dividends reinvested	4,352,331	2,649,322
Cost of shares redeemed	(6,412,611)	(7,212,170)

Total Class I Shares	1,288,689	495,847

Class II Shares
Proceeds from shares issued	8,552,157	14,639,939
Dividends reinvested	10,359,379	6,171,824
Cost of shares redeemed	(24,047,747)	(37,427,687)

Total Class II Shares	(5,136,211)	(16,615,924)

Class Y Shares
Proceeds from shares issued	168,949,254	35,010,087
Dividends reinvested	191,237,737	116,625,573
Cost of shares redeemed	(248,516,907)	(318,880,187)

Total Class Y Shares	111,670,084	(167,244,527)

Change in net assets from capital transactions	$107,822,562	$(183,364,604)

SHARE TRANSACTIONS:
Class I Shares
Issued	320,976	480,774
Reinvested	436,507	261,809
Redeemed	(601,642)	(685,337)

Total Class I Shares	155,841	57,246

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	811,660	1,379,916
Reinvested	1,046,310	616,704
Redeemed	(2,280,632)	(3,556,043)

Total Class II Shares	(422,662)	(1,559,423)

Class Y Shares
Issued	15,669,332	3,319,733
Reinvested	19,108,143	11,470,473
Redeemed	(22,844,262)	(30,080,992)

Total Class Y Shares	11,933,213	(15,290,786)

Total change in shares	11,666,392	(16,792,963)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $584,131, $1,160,187 and $26,975,650 for Class I, Class II and Class Y, respectively and net realized gains of $2,065,191, $5,011,637 and $89,649,923 for Class I, Class II and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,560,400.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$10.86	0.17	(1.27)	(1.10)	(0.15)	(1.07)	(1.22)	$8.54	(11.58%	)	$33,787,691	0.79%	1.59%	0.83%	69.34%
Year Ended December 31, 2017	$10.18	0.15	1.27	1.42	(0.16)	(0.58)	(0.74)	$10.86	14.54%		$41,271,945	0.78%	1.42%	0.82%	57.60%
Year Ended December 31, 2016	$9.96	0.15	1.37	1.52	(0.18)	(1.12)	(1.30)	$10.18	16.35%		$38,084,583	0.79%	1.51%	0.82%	60.75%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$9.96	(3.15%	)	$35,512,881	0.78%	1.40%	0.82%	64.53%
Year Ended December 31, 2014	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%

Class II Shares
Year Ended December 31, 2018	$10.79	0.14	(1.26)	(1.12)	(0.12)	(1.07)	(1.19)	$8.48	(11.79%	)	$78,848,845	1.04%	1.33%	1.08%	69.34%
Year Ended December 31, 2017	$10.11	0.12	1.27	1.39	(0.13)	(0.58)	(0.71)	$10.79	14.36%		$104,898,610	1.03%	1.16%	1.07%	57.60%
Year Ended December 31, 2016	$9.91	0.12	1.36	1.48	(0.16)	(1.12)	(1.28)	$10.11	16.05%		$114,092,250	1.04%	1.26%	1.07%	60.75%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$9.91	(3.44%	)	$88,360,406	1.03%	1.13%	1.07%	64.53%
Year Ended December 31, 2014	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%

Class Y Shares
Year Ended December 31, 2018	$10.90	0.18	(1.28)	(1.10)	(0.16)	(1.07)	(1.23)	$8.57	(11.50%	)	$1,439,543,207	0.64%	1.74%	0.68%	69.34%
Year Ended December 31, 2017	$10.21	0.17	1.27	1.44	(0.17)	(0.58)	(0.75)	$10.90	14.75%		$1,699,730,620	0.63%	1.57%	0.67%	57.60%
Year Ended December 31, 2016	$9.98	0.17	1.37	1.54	(0.19)	(1.12)	(1.31)	$10.21	16.55%		$1,747,966,228	0.64%	1.66%	0.67%	60.75%
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$9.98	(3.04%	)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%
Year Ended December 31, 2014	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

24

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$24,186,747	$—	$—	$24,186,747
Airlines	22,755,934	—	—	22,755,934
Auto Components	5,869,882	—	—	5,869,882
Automobiles	11,178,890	—	—	11,178,890
Banks	176,666,224	—	—	176,666,224
Beverages	12,226,097	—	—	12,226,097
Biotechnology	23,638,882	—	—	23,638,882
Building Products	12,612,150	6,629,829	—	19,241,979
Capital Markets	28,159,672	—	—	28,159,672
Chemicals	56,657,750	—	—	56,657,750
Commercial Services & Supplies	9,152,107	—	—	9,152,107
Communications Equipment	35,343,851	—	—	35,343,851
Construction & Engineering	2,426,873	—	—	2,426,873
Construction Materials	15,759,110	5,734,481	—	21,493,591
Consumer Finance	23,220,577	—	—	23,220,577
Diversified Financial Services	46,101,213	—	—	46,101,213
Diversified Telecommunication Services	69,113,347	—	—	69,113,347

25

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electric Utilities	$33,571,756	$6,819,436	$—	$40,391,192
Electrical Equipment	10,576,227	—	—	10,576,227
Electronic Equipment, Instruments & Components	9,694,542	—	—	9,694,542
Energy Equipment & Services	18,749,667	—	—	18,749,667
Equity Real Estate Investment Trusts (REITs)	74,048,892	—	—	74,048,892
Food & Staples Retailing	31,094,487	—	—	31,094,487
Food Products	22,131,359	—	—	22,131,359
Health Care Equipment & Supplies	42,105,722	—	—	42,105,722
Health Care Providers & Services	67,476,520	—	—	67,476,520
Hotels, Restaurants & Leisure	12,628,584	—	—	12,628,584
Household Durables	9,891,022	—	—	9,891,022
Household Products	12,789,755	—	—	12,789,755
Independent Power and Renewable Electricity Producers	10,297,297	—	—	10,297,297
Industrial Conglomerates	16,864,675	—	—	16,864,675
Insurance	83,793,553	—	—	83,793,553
Interactive Media & Services	3,883,071	—	—	3,883,071
Internet & Direct Marketing Retail	5,549,692	—	—	5,549,692
IT Services	29,390,228	—	—	29,390,228
Machinery	7,203,200	—	—	7,203,200
Media	40,884,888	—	—	40,884,888
Metals & Mining	20,819,893	—	—	20,819,893
Multiline Retail	3,616,511	—	—	3,616,511
Multi-Utilities	5,798,984	—	—	5,798,984
Oil, Gas & Consumable Fuels	149,157,531	—	—	149,157,531
Personal Products	2,660,434	—	—	2,660,434
Pharmaceuticals	95,148,558	—	—	95,148,558
Road & Rail	6,084,885	—	—	6,084,885
Semiconductors & Semiconductor Equipment	53,022,936	—	—	53,022,936
Software	18,583,469	—	—	18,583,469
Specialty Retail	3,838,949	—	—	3,838,949
Technology Hardware, Storage & Peripherals	12,242,655	4,798,767	—	17,041,422
Textiles, Apparel & Luxury Goods	6,482,448	—	—	6,482,448
Tobacco	13,652,205	6,703,521	—	20,355,726
Total Common Stocks	$1,508,803,901	$30,686,034	$—	$1,539,489,935
Repurchase Agreements	$—	$81,062,777	$—	$81,062,777
Total Assets	$1,508,803,901	$111,748,811	$—	$1,620,552,712
Liabilities:
Forward Foreign Currency Contracts	$—	$(197,005)	$—	$(197,005)
Total Liabilities	$—	$(197,005)	$—	$(197,005)
Total	$1,508,803,901	$111,551,806	$—	$1,620,355,707

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

26

Notes to Financial Statements (Continued)

December 31, 2018

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

27

Notes to Financial Statements (Continued)

December 31, 2018

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(197,005)
Total		$(197,005)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$339,109
Total	$339,109

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(140,381)
Total	$(140,381)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$695,092
Average Settlement Value Sold	$9,747,751

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

28

Notes to Financial Statements (Continued)

December 31, 2018

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2018:

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(197,005)	$—	$—	$(197,005)
Total		$(197,005)	$—	$—	$(197,005)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $81,062,777, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral

29

Notes to Financial Statements (Continued)

December 31, 2018

received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

30

Notes to Financial Statements (Continued)

December 31, 2018

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$20,000,000	$—	$20,000,000	$(20,000,000)	$—
Citigroup Global Markets Ltd.	10,000,000	—	10,000,000	(10,000,000)	—
ML Pierce Fenner & Smith, Inc.	2,062,777	—	2,062,777	(2,062,777)	—
NatWest Markets Securities, Inc.	23,000,000	—	23,000,000	(23,000,000)	—
Natixis Financial Products LLC	10,000,000	—	10,000,000	(10,000,000)	—
Pershing LLC	16,000,000	—	16,000,000	(16,000,000)	—
Total	$81,062,777	$—	$81,062,777	$(81,062,777)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the

31

Notes to Financial Statements (Continued)

December 31, 2018

accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and

32

Notes to Financial Statements (Continued)

December 31, 2018

net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
BNY Mellon Asset Management North America Corp. (formerly, The Boston Company Asset Management, LLC)
Massachusetts Financial Services Company
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.037% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $669,088, for which NFA shall not be entitled to later seek recoupment.

33

Notes to Financial Statements (Continued)

December 31, 2018

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.63%, and after contractual fee waivers was 0.59% and after contractual and voluntary fee waivers was 0.59%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers. The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFA and the Trust have entered into a new agreement for subadvisory services to the Fund, which has the effect of reducing the fee NFA must pay for these subadvisory services, resulting in financial savings to NFA. NFA desires to share a portion of such financial savings resulting from the New Subadvisory Fee Rate with shareholders of the Fund. For the year ended December 31, 2018, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $50,001, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

34

Notes to Financial Statements (Continued)

December 31, 2018

During the year ended December 31, 2018, NFM earned $553,003 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $7,354.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $200,559.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

35

Notes to Financial Statements (Continued)

December 31, 2018

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $1,238,719,561 and sales of $1,305,085,752 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open

36

Notes to Financial Statements (Continued)

December 31, 2018

end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions and Investment Research Reimbursement

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $18,931 of brokerage commissions.

37

Notes to Financial Statements (Continued)

December 31, 2018

Effective January 3, 2018, Massachusetts Financial Services Company, a subadviser to the Fund (the “Subadviser”), has voluntarily undertaken to reimburse the Fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the Fund’s securities trades. This agreement may be rescinded at any time. For the period January 3, 2018 to December 31, 2018, this reimbursement amounted to $25,026, which is included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$85,069,619	$120,879,828	$205,949,447	$—	$205,949,447

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,076,788	$92,369,931	$125,446,719	$—	$125,446,719

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$32,773,173	$101,805,363	$134,578,536	$—	$(122,161,384)	$12,417,152

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,742,517,340	$105,278,379	$(227,440,012)	$(122,161,633)

38

Notes to Financial Statements (Continued)

December 31, 2018

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Large Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

40

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 42.37%.

The Fund designates $120,879,828, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

41

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

42

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

43

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

44

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

45

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

46

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

47

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

48

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

49

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

50

Annual Report

December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund

AR-MM-MCG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Mid Cap Growth Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Mid Cap Growth Fund (Class I) registered -6.85% versus -4.75% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Mid-Cap Growth (consisting of 132 funds as of December 31, 2018), was -4.34% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Neuberger Berman Investment Advisers LLC and Wells Capital Management, Inc.

The following commentary is provided by Neuberger Berman Advisers LLC

Overview

Looking back at the full year, 2018 ultimately proved to be a tale of two markets as another broadly strong year for equities, particularly growth, gave way to a nearly “bear” market-level decline. Setting aside the period-ending volatility, the year generally represented a positive environment for active management as fairly strong earnings, further boosted by the reduction in the corporate tax rate, combined with strengthening gross domestic product (GDP) growth, nearly full employment and the absence of inflationary pressures outside of positive wage growth to continue to buttress a market that remained willing to pay up for positive differentiation. Despite those positives, however, a rising level of uncertainty – fueled by concerns around the current U.S. Administration’s approach to trade, the pace of the Federal Reserve’s (Fed) efforts to both unwind its post-financial crisis balance sheet and tighten liquidity through interest rate increases, and the potential for a slowdown in global growth (China, in particular) — reached a tipping point at the start of the fourth quarter of 2018.

The fourth quarter’s performance was probably not the ending that most market observers were expecting for 2018 as the bull market’s trademark resiliency largely faded in the face of three months of meaningful volatility, tempering what had been another promising year for equities. In evaluating the carnage, the puzzling question is what, if anything, changed to trigger this correction? While there are legitimate reasons to be both mindful and uncertain about global growth, ongoing tariff gamesmanship, the pace of Fed tightening and the reality that we are likely in the later innings of a bull market run, current economic data and corporate fundamentals don’t support recessionary warning signals, in our view. From our vantage point, this downturn lacked a true fundamental basis as investor sentiment, which quickly turned dour, and the day-to-day (and even intraday) potentially ETF- and algorithmic-trading-exaggerated swings didn’t align with the current overall state of the U.S. economy or corporate results. In evaluating such a market environment, we view the year-end volatility as more of a beneficial reset of both valuations and expectations than a harbinger of recessionary doom.

While significant volatility is not an enjoyable experience, we believe it can serve as a healthy antidote to stretched valuations. As an active manager, we view the year-end pull back as both healthy and an opportunity as we head into 2019.

Stylistically, growth dominated value in 2018, and, except for the very volatile fourth quarter, active management generally fared well. The market environment was a largely constructive one for higher qualitative approaches, such as ours, which benefited from an increased relevancy for underlying fundamentals and the beginnings of a sustainable rotation that favors more forward-thinking strategic capital reinvestment strategies over the dominant post-financial crisis trend of financial reallocations back to shareholders.

3

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

Portfolio Performance, Positioning and Attribution

The Neuberger Berman sleeve of the Fund posted a negative return for 2018, trailing its benchmark, the Russell Midcap Growth Index (which also was negative) by 104 bps.

During the reporting period, the Fund was materially overweight Health Care and Industrials and underweight Information Technology (IT), Materials, Consumer Discretionary, Consumer Staples and Real Estate. Our allocation decisions reflect the compelling catalysts and underlying fundamentals that we continue to discover in Health Care and IT (both of which still represent the biggest allocations in the Fund), our persistent wariness around retail and consumer spending, and our view that neither GDP-growth-dependent commodities nor income-yielding real estate investment trusts (REITs) are an ideal fit with our earnings-centric philosophy. The Fund’s underweight to IT was a combination of the Russell Midcap Growth Index’s annual reconstitution, with over 3% added to IT at the end of June 2018, the reclassification of several holdings into other sectors, and our decision to harvest gains and slightly reduce the Fund’s software exposure toward the end of the third quarter of 2018.

For the full year, positive stock selection within Health Care, Consumer Staples and Communication Services was ultimately unable to overcome weakness within the Fund’s IT, Financials, Industrials and Consumer Discretionary positioning. Breaking down performance to the industry level, strong stock selection within the Fund’s overweight allocation to the Health Care sector’s biotechnology segment resulted in that area’s being the leading contributor to performance, while stock-specific issues and a broader market aversion to more-leveraged business models resulted in the Consumer Discretionary sector’s hotels, restaurants & leisure segment’s being the leading detractor.

Top Contributors

ABIOMED, Inc. is a provider of temporary mechanical circulatory support devices for heart failure patients during various surgical procedures. The company consistently exceeded expectations throughout the reporting period.

Bioverativ, a spin-out from Biogen, Inc., is engaged in the research, development and commercialization of therapies for the treatment of hemophilia and other blood disorders. The company received and accepted an offer to be acquired by Sanofi, and we exited the Fund’s position to realize the buyout premium.

Five Below, Inc. is a specialty retailer, with over 400 locations across 30 states, offering a range of select brand and licensed merchandise, across a range of categories, for teen and pre-teen customers. The company continued to deliver strong numbers throughout the year as they consistently exceeded the expectations of a retail-wary market.

ServiceNow, Inc. is a provider of cloud-based applications and services (Software-as-a-Service) to automate and integrate enterprise workflow and related IT business processes for Fortune 1000 companies. The company delivered strong results throughout the year as it continued to gain new market share as well as improve its adoption rates and overall penetration with existing customers.

Burlington Stores is a national off-price retailer of branded apparel. The company offers its selection of fashionable branded merchandise using an “Every Day Low Price” model with savings up to 60%–70% off department and specialty store regular prices. Similar to Five Below, Burlington continued to execute and exceed top- and bottom-line expectations despite the headwinds plaguing other retailers.

Leading Detractors

Universal Display Corp. is engaged in the research, development and commercialization of organic light-emitting diode (OLED), technologies and materials for use in display and solid-state lighting applications, which continue to gain momentum in televisions, smart phones and other devices. The company was negatively affected by Apple iPhone X supply chain cuts and increased uncertainty around the pace of

4

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

adoption for this next-gen screen technology. Given the decreased visibility, we exited the Fund’s position in the second quarter of 2018.

United Rentals is an equipment rental company operating across North America. The company supplies construction and light equipment, tools and specialty equipment related to trench, power and pumping applications. With the Fed leaning hawkish for most of the reporting period, the market adopted a broad negative view toward companies that employ leverage. In addition, the energy-related component of United Rentals’ business was pressured by the ongoing volatility in oil prices.

Affiliated Managers Group is a global asset management company with equity investments in a diverse group of boutique investment management firms across a broad range of asset classes and investment styles. Increased equity market volatility, a negative impact from a key client rebalance and the retirement of the company’s CEO combined to depress the stock. Due to an increasing lack of visibility, we elected to exit the Fund’s position in the third quarter of 2018.

Aerie Pharmaceuticals is a clinical-stage pharmaceutical company focused on the discovery, development, and commercialization of therapies for the treatment of glaucoma. The company’s lead drug, Rhopressa, which was approved by the U.S. Food and Drug Administration (FDA) in late 2017, is off to a strong start following its launch with positive doctor feedback, adoption rates and new prescription growth. Unfortunately, the market tends to “sell” new drug product launch stories and take a more wait-and-see approach to long-term prescription growth and any corresponding top-line success. We typically don’t agree with this type of “hesitance,” and that is especially true in the case of an impressive treatment such as Rhopressa. We remain strong holders of Aerie.

Aramark provides food, hospitality, facility maintenance and uniform services. Margin pressure within the company’s food business and increased leverage (which was not favorably viewed by a market increasingly concerned with a hawkish Fed) resulting from two acquisitions ultimately weighed on the stock.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Neuberger Berman Advisers LLC

Portfolio Manager:

Kenneth J. Turek, CFA

The following commentary is provided by Wells Capital Management, Inc.

The Wells Capital Management sleeve of the Fund underperformed the Russell Midcap Growth Index in 2018 by 128 bps.

As global economic and political conditions weakened throughout 2018, the United States was viewed as an oasis in an otherwise uncertain world. The fourth quarter of 2018 brought a dramatic change to this narrative as several macroeconomic factors weighed on U.S. stocks. While none of these issues were terribly surprising, when taken together, these macroeconomic events triggered fears of a global slowdown and dramatically altered investor sentiment. Investors began to appreciate that the United States was no longer immune from the slowdown.

Within the U.S. equity market, not long after benchmarks had hit all-time highs, risk premiums quickly adjusted to the spike in uncertainty. Even though earnings estimates generally held steady, a classic “risk off” environment took hold as price-earnings ratio multiples compressed to reflect rising risks. The VIX index spiked, long-term interest rates fell, and correlations among stocks rose. Higher-beta, momentum, and cyclical assets, including small-capitalization stocks, notably underperformed. The late-year change in sentiment was swift, severe, and dramatically altered the outlook for 2019.

Portfolio Highlights

The Fund was not immune to the extreme volatility that marked U.S. equity performance in the fourth quarter of 2018. For the year, strong security selection within the Health Care, Communication Services, and Consumer

5

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

Discretionary sectors was overshadowed by weakness among Industrial and Technology holdings.

Within the Health Care sector, Veeva Systems Inc.’s growth is at the intersection of Health Care and Technology. While classified as a healthcare company, Veeva is benefiting from innovation in both the life-sciences and software industries. The company provides cloud-based customer relationship management (CRM) software with a specific emphasis on the life-sciences industry. Veeva’s products facilitate sales and marketing compliance within the pharmaceutical and biotechnology industries. The company has a dominant market share position within the pharmaceutical industry, where roughly half of the largest companies use Veeva’s platform. In addition to Veeva’s legacy CRM business, the company’s “Vault” product has provided a new vector for growth. Vault provides a software solution to manage clinical trial data and documents. Recently, strong growth in sales and adoption of the Vault product were largely responsible for the company’s reporting better-than-expected earnings that helped the holding contribute to returns over the reporting period. Additionally, Veeva is beginning to show growth outside the healthcare industry. We view the company as a core holding with a very strong management team and impressive margins.

Among communication services holdings, Match Group Inc. proved to be a significant contributor to annual results. The company is the largest owner of online dating apps, including the flagship “Tinder” app. These apps have attracted a large number of users; however, most of those individuals are utilizing only the free version. Match is in the early stages of converting free users to a subscription-based model by offering increased functionality and premium features. Demand for the premium/subscription service has been improving and should increase as new products, such as “Tinder Pics,” which launched in the third quarter of 2018, are introduced. Recent financial results were confirmatory as dating revenue grew 34% year-over-year, margins expanded, and management raised guidance. These factors combined to send shares up sharply during the reporting period and confirm Match Group as a business on the right side of change.

Within the Consumer Discretionary sector, Etsy, Inc. is benefiting from the ongoing strength of e-commerce vis-a-vis traditional, “brick and mortar” retailers. Etsy operates a global online marketplace for unique and creative goods. Over the past year, the company reported better-than-expected revenue and earnings growth, which helped propel shares sharply higher. The company is benefiting from two vectors of growth: its current customer base has increased its activity, and this activity has at the same time attracted new customers to the company’s platform. Finally, Etsy’s unique platform has afforded it a benefit that has become increasingly rare among retailers: pricing power. During the reporting period, Etsy was able to raise its transaction fees without a material impact to its business trends. Given the significant appreciation in Etsy shares, we exited the position in favor of holdings with more attractive risk/return profiles.

Stock selection within the Industrials and Information Technology sectors weighed on relative performance during the reporting period. Within the Industrials sector, water treatment/technology company Evoqua Water Technologies, Inc. saw its shares decline after reporting disappointing quarterly results, reducing its future earnings guidance and announcing a restructuring plan. A main tenet of our original thesis on Evoqua was that much of the company’s revenue historically has been recurring service revenue. That has not been the case as of late. Evoqua has undertaken longer, capital-intensive projects that have affected the stable revenue stream we expected. Additionally, rising raw material costs have negatively affected margins. These factors combined to result in disappointing financial results.

Additionally, within the Industrials sector, macroeconomic fears and “one-off” issues weighed on shares of Univar, Inc. Univar is a chemical distribution company that should, over time, benefit from a reorganization plan that

6

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

includes a new corporate structure and new sales incentive system. During 2018, however, a combination of macroeconomic concerns and company-specific issues affected the firm’s results. In general, concern over slowing economic growth both overseas and in the U.S. has resulted in sluggish order trends throughout the industrial sector. These concerns were enhanced by ongoing trade-war fears. Specific to Univar, inclement weather in Canada affected the company’s agricultural business in that key market. Transportation costs also proved to be an issue for the company. Univar sells its products on a freight-delivered basis, so it must absorb the difference if actual transportation costs are higher than expected. These issues combined to result in Univar’s reporting financial results that were below consensus estimates and reduced its revenue projection.

Competition weighed on LogMeIn Inc. within the Technology sector. The provider of cloud-based communication and connectivity software saw its shares come under pressure due to issues within its key Collaboration division. The division that includes the “GoTo” applications such as “GoTo Meeting” and “GoTo Training” represents over half of LogMeIn’s revenue. Recently, customer churn increased as the company’s sales team did not execute as expected. Product quality issues also were apparent as customers reported problems with new features and functionality. The most glaring issue, however, was a heightened competitive landscape. Private competitor Zoom was particularly aggressive in attempting to win business from current LogMeIn customers. These issues forced management to reduce revenue and earnings guidance, sending shares lower during the 12-month reporting period. Our thesis on the holding became compromised, given that organic growth will be harder to achieve in this competitive environment. Therefore, we sold the Fund’s position in favor of higher-conviction ideas.

The Fund’s sleeve did not invest in derivatives.

Subadviser:

Wells Capital Management, Inc.

Portfolio Managers:

Michael T. Smith, CFA and Christopher J. Warner, CFA

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation†

Common Stocks	98.0%
Repurchase Agreements	18.9%
Master Limited Partnership	0.5%
Liabilities in excess of other assets††	(17.4)%
100.0%

Top Industries†††

IT Services	9.5%
Health Care Equipment & Supplies	6.7%
Software	6.1%
Hotels, Restaurants & Leisure	5.3%
Electronic Equipment, Instruments & Components	4.8%
Biotechnology	4.8%
Commercial Services & Supplies	4.1%
Specialty Retail	3.6%
Diversified Consumer Services	2.8%
Aerospace & Defense	2.8%
Other Industries*	49.5%
100.0%

Top Holdings†††

Waste Connections, Inc.	2.1%
Bright Horizons Family Solutions, Inc.	1.6%
Burlington Stores, Inc.	1.6%
Veeva Systems, Inc., Class A	1.5%
Vail Resorts, Inc.	1.5%
WellCare Health Plans, Inc.	1.5%
Motorola Solutions, Inc.	1.4%
Cintas Corp.	1.3%
Take-Two Interactive Software, Inc.	1.3%
Insulet Corp.	1.2%
Other Holdings*	85.0%
100.0%

Top Countries†††

United States	81.1%
Argentina	1.4%
Canada	0.9%
United Kingdom	0.3%
Switzerland	0.2%
Other Countries*	16.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(6.85)%	5.64%	12.48%
Class II	(7.05)%	5.38%	12.20%
Class Y	(6.77)%	5.71%	12.55%
Russell Midcap® Growth Index	(4.75)%	7.42%	15.12%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.87%	0.84%
Class II	1.12%	1.09%
Class Y	0.80%	0.77%

^

Current effective prospectus dated April 30, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Mid Cap Growth Fund versus performance of the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	868.60	4.05	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86
Class II Shares	Actual	(b)	1,000.00	867.90	5.23	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.61	5.65	1.11
Class Y Shares	Actual	(b)	1,000.00	868.80	3.72	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 98.0%

	Shares	Value

ARGENTINA 1.7%
Internet & Direct Marketing Retail 0.8%
MercadoLibre, Inc.* (a)	16,352	$4,788,683

Software 0.9%
Globant SA*	86,700	4,882,944

		9,671,627

CANADA 1.0%
IT Services 1.0%
Shopify, Inc., Class A* (a)	41,800	5,787,210

SWITZERLAND 0.2%
Biotechnology 0.2%
CRISPR Therapeutics AG* (a)	43,525	1,243,509

UNITED KINGDOM 0.3%
Pharmaceuticals 0.3%
GW Pharmaceuticals plc, ADR*	20,200	1,967,278

UNITED STATES 94.8%
Aerospace & Defense 3.3%
Curtiss-Wright Corp.	42,667	4,357,154
Harris Corp.	25,000	3,366,250
HEICO Corp.	22,500	1,743,300
Mercury Systems, Inc.* (a)	88,964	4,207,108
Teledyne Technologies, Inc.*	25,000	5,176,750

		18,850,562

Auto Components 0.4%
Aptiv plc	35,500	2,185,735

Banks 0.8%
East West Bancorp, Inc.	41,000	1,784,730
SVB Financial Group*	13,500	2,563,920

		4,348,650

Beverages 0.5%
National Beverage Corp. (a)	43,559	3,126,229

Biotechnology 5.4%
Agios Pharmaceuticals, Inc.* (a)	27,500	1,268,025
AnaptysBio, Inc.*	24,583	1,568,150
Array BioPharma, Inc.* (a)	282,556	4,026,423
Avrobio, Inc.* (a)	34,000	566,100
BioMarin Pharmaceutical, Inc.*	34,000	2,895,100
Exact Sciences Corp.* (a)	69,600	4,391,760
Exelixis, Inc.*	100,000	1,967,000
Flexion Therapeutics, Inc.* (a)	183,698	2,079,461
Immunomedics, Inc.* (a)	109,700	1,565,419
Incyte Corp.*	49,000	3,115,910
Mirati Therapeutics, Inc.* (a)	30,500	1,293,810
Neurocrine Biosciences, Inc.* (a)	20,000	1,428,200
Sarepta Therapeutics, Inc.* (a)	31,277	3,413,259
Seattle Genetics, Inc.* (a)	22,500	1,274,850

		30,853,467

Building Products 0.9%
AO Smith Corp.	93,300	3,983,910
Resideo Technologies, Inc.*	50,000	1,027,500

		5,011,410

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Capital Markets 2.1%
Cboe Global Markets, Inc.	26,500	$2,592,495
MarketAxess Holdings, Inc. (a)	8,800	1,859,528
Raymond James Financial, Inc.	104,100	7,746,081

		12,198,104

Chemicals 1.0%
Ingevity Corp.*	67,400	5,640,706

Commercial Services & Supplies 4.8%
Brink’s Co. (The) (a)	65,355	4,225,201
Cintas Corp. (a)	53,700	9,021,063
Waste Connections, Inc.	191,041	14,184,793

		27,431,057

Communications Equipment 2.1%
Motorola Solutions, Inc.	83,800	9,640,352
Palo Alto Networks, Inc.*	12,500	2,354,375

		11,994,727

Construction & Engineering 0.9%
MasTec, Inc.* (a)	55,000	2,230,800
Willscot Corp.*	325,756	3,068,622

		5,299,422

Construction Materials 0.6%
Vulcan Materials Co.	35,600	3,517,280

Consumer Finance 0.9%
Green Dot Corp., Class A* (a)	20,000	1,590,400
SLM Corp.* (a)	401,300	3,334,803

		4,925,203

Containers & Packaging 0.6%
Ball Corp. (a)	25,000	1,149,500
Packaging Corp. of America	27,000	2,253,420

		3,402,920

Diversified Consumer Services 3.3%
Adtalem Global Education, Inc.*	98,500	4,661,020
Bright Horizons Family Solutions, Inc.*	98,900	11,022,405
Service Corp. International (a)	87,000	3,502,620

		19,186,045

Electrical Equipment 0.9%
AMETEK, Inc.	54,500	3,689,650
Rockwell Automation, Inc.	9,500	1,429,560

		5,119,210

Electronic Equipment, Instruments & Components 5.7%
Amphenol Corp., Class A	57,500	4,658,650
CDW Corp.	60,000	4,863,000
Cognex Corp. (a)	20,000	773,400
Keysight Technologies, Inc.*	48,000	2,979,840
Littelfuse, Inc. (a)	20,429	3,503,165
Novanta, Inc.*	48,550	3,058,650
Rogers Corp.* (a)	25,644	2,540,295
Trimble, Inc.*	108,000	3,554,280
Zebra Technologies Corp., Class A*	41,648	6,631,611

		32,562,891

Entertainment 2.8%
Take-Two Interactive Software, Inc.* (a)	83,200	8,564,608
World Wrestling Entertainment, Inc., Class A	100,200	7,486,944

		16,051,552

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Equity Real Estate Investment Trusts (REITs) 0.3%
CyrusOne, Inc.	37,500	$1,983,000

Food Products 1.1%
Lamb Weston Holdings, Inc.	86,000	6,326,160

Health Care Equipment & Supplies 7.9%
ABIOMED, Inc.*	7,500	2,437,800
Avanos Medical, Inc.* (a)	85,000	3,807,150
AxoGen, Inc.* (a)	35,000	715,050
DexCom, Inc.* (a)	34,400	4,121,120
Edwards Lifesciences Corp.*	19,500	2,986,815
Haemonetics Corp.*	49,700	4,972,485
Hill-Rom Holdings, Inc.	34,000	3,010,700
ICU Medical, Inc.* (a)	23,400	5,373,342
IDEXX Laboratories, Inc.*	7,500	1,395,150
Insulet Corp.* (a)	99,089	7,859,739
iRhythm Technologies, Inc.*	56,000	3,890,880
Merit Medical Systems, Inc.* (a)	40,000	2,232,400
Penumbra, Inc.* (a)	17,500	2,138,500

		44,941,131

Health Care Providers & Services 2.5%
Centene Corp.*	10,000	1,153,000
Encompass Health Corp. (a)	37,500	2,313,750
Guardant Health, Inc.*	33,590	1,262,648
WellCare Health Plans, Inc.*	41,700	9,844,953

		14,574,351

Health Care Technology 1.9%
Teladoc Health, Inc.* (a)	22,500	1,115,325
Veeva Systems, Inc., Class A*	112,000	10,003,840

		11,119,165

Hotels, Restaurants & Leisure 6.2%
Aramark (a)	77,000	2,230,690
Chipotle Mexican Grill, Inc.* (a)	10,400	4,490,616
Eldorado Resorts, Inc.* (a)	199,200	7,213,032
Hilton Grand Vacations, Inc.* (a)	149,800	3,953,222
Norwegian Cruise Line Holdings Ltd.*	65,000	2,755,350
Red Rock Resorts, Inc., Class A (a)	75,000	1,523,250
Six Flags Entertainment Corp. (a)	64,750	3,602,043
Vail Resorts, Inc. (a)	46,900	9,887,458

		35,655,661

Household Durables 0.4%
Skyline Champion Corp. (a)	150,300	2,207,907

Household Products 0.5%
Church & Dwight Co., Inc.	45,000	2,959,200

Independent Power and Renewable Electricity Producers 0.5%
Vistra Energy Corp.*	125,000	2,861,250

Industrial Conglomerates 0.7%
Roper Technologies, Inc.	14,500	3,864,540

Interactive Media & Services 1.5%
IAC/InterActiveCorp*	17,000	3,111,680
Match Group, Inc. (a)	123,200	5,269,264

		8,380,944

Internet & Direct Marketing Retail 0.4%
Wayfair, Inc., Class A* (a)	28,259	2,545,571

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
IT Services 10.2%
Black Knight, Inc.*	146,000	$6,578,760
EPAM Systems, Inc.* (a)	46,956	5,447,366
Euronet Worldwide, Inc.* (a)	50,934	5,214,623
First Data Corp., Class A*	286,880	4,851,141
Fiserv, Inc.*	25,000	1,837,250
Gartner, Inc.* (a)	42,200	5,394,848
Global Payments, Inc.	44,000	4,537,720
Okta, Inc.* (a)	45,000	2,871,000
Square, Inc., Class A* (a)	50,000	2,804,500
Total System Services, Inc.	84,000	6,828,359
Twilio, Inc., Class A*	63,000	5,625,900
WEX, Inc.*	44,900	6,288,694

		58,280,161

Life Sciences Tools & Services 2.0%
Bio-Rad Laboratories, Inc., Class A*	33,500	7,779,370
PRA Health Sciences, Inc.* (a)	40,000	3,678,400

		11,457,770

Machinery 2.6%
Altra Industrial Motion Corp.	45,000	1,131,750
Evoqua Water Technologies Corp.* (a)	213,441	2,049,034
Fortive Corp. (a)	48,172	3,259,318
IDEX Corp.	32,500	4,103,449
Stanley Black & Decker, Inc.	25,500	3,053,370
Xylem, Inc.	21,000	1,401,120

		14,998,041

Media 0.4%
Altice USA, Inc., Class A (a)	137,000	2,263,240

Oil, Gas & Consumable Fuels 0.4%
Concho Resources, Inc.*	17,500	1,798,825
WPX Energy, Inc.* (a)	50,000	567,500

		2,366,325

Pharmaceuticals 1.2%
Aerie Pharmaceuticals, Inc.* (a)	50,000	1,805,000
Elanco Animal Health, Inc.* (a)	84,610	2,667,753
MyoKardia, Inc.* (a)	22,280	1,088,601
WaVe Life Sciences Ltd.* (a)	32,900	1,383,116

		6,944,470

Professional Services 0.8%
CoStar Group, Inc.*	14,000	4,722,760

Road & Rail 1.4%
JB Hunt Transport Services, Inc.	19,500	1,814,280
Old Dominion Freight Line, Inc. (a)	17,000	2,099,330
Saia, Inc.*	73,300	4,091,606

		8,005,216

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	125,000	2,307,500
Monolithic Power Systems, Inc. (a)	30,000	3,487,500
Universal Display Corp. (a)	47,300	4,425,861
Xilinx, Inc.	35,000	2,980,950

		13,201,811

Software 6.2%
2U, Inc.* (a)	75,800	3,768,776
Autodesk, Inc.*	25,000	3,215,250
Envestnet, Inc.* (a)	69,400	3,413,786

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Software (continued)
Nutanix, Inc., Class A* (a)	70,000	$2,911,300
Proofpoint, Inc.* (a)	17,500	1,466,675
RingCentral, Inc., Class A* (a)	47,500	3,915,900
ServiceNow, Inc.* (a)	27,500	4,896,375
Splunk, Inc.*	35,000	3,669,750
Tyler Technologies, Inc.* (a)	7,000	1,300,740
Ultimate Software Group, Inc. (The)* (a)	29,900	7,321,613

		35,880,165

Specialty Retail 4.2%
Burlington Stores, Inc.* (a)	67,159	10,924,755
Five Below, Inc.* (a)	32,500	3,325,400
Hudson Ltd., Class A*	69,600	1,193,640
O’Reilly Automotive, Inc.*	8,500	2,926,805
Ross Stores, Inc.	46,000	3,827,200
Ulta Beauty, Inc.* (a)	8,000	1,958,720

		24,156,520

Technology Hardware, Storage & Peripherals 0.5%
NCR Corp.* (a)	122,900	2,836,532

Trading Companies & Distributors 1.7%
SiteOne Landscape Supply, Inc.* (a)	80,960	4,474,659
United Rentals, Inc.*	17,500	1,794,275
Univar, Inc.*	211,797	3,757,279

		10,026,213

		544,263,274

Total Common Stocks (cost $517,984,043)		562,932,898

Master Limited Partnership 0.5%
Oil, Gas & Consumable Fuels 0.5%
Viper Energy Partners LP	104,600	2,723,784

Total Master Limited Partnership (cost $4,036,512)		2,723,784

Repurchase Agreements 18.9%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,834, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $5,100,000. (b)(c)	$5,000,000	5,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $4,000,545, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $4,080,000. (b)(c)	4,000,000	4,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,572,876, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $10,782,536. (b)(c)	$10,571,113	$10,571,113
Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $40,006,445, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $40,806,576. (b)(c)	40,000,000	40,000,000
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $7,003,376, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $7,142,956. (b)(c)	7,000,000	7,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $20,009,800, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $20,405,220. (b)(c)	20,000,000	20,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $22,003,667, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $22,440,005. (b)(c)	22,000,000	22,000,000

Total Repurchase Agreements (cost $108,571,113)		108,571,113

Total Investments (cost $630,591,668) — 117.4%		674,227,795

Liabilities in excess of other assets — (17.4)%		(99,924,325)

NET ASSETS — 100.0%		$574,303,470

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $149,765,951, which was collateralized by cash used to purchase repurchase agreements with a total value of $108,571,113 and by $43,144,333 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $151,715,446.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $108,571,113.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $522,020,555)	$565,656,682
Repurchase agreements, at value (cost $108,571,113)	108,571,113
Cash	8,753,281
Interest and dividends receivable	358,117
Security lending income receivable	24,280
Receivable for capital shares issued	217,539
Prepaid expenses	1,472

Total Assets	683,582,484

Liabilities:
Payable for capital shares redeemed	191,494
Payable upon return of securities loaned (Note 2)	108,571,113
Accrued expenses and other payables:
Investment advisory fees	362,720
Fund administration fees	39,341
Distribution fees	23,623
Administrative servicing fees	29,947
Accounting and transfer agent fees	467
Trustee fees	312
Custodian fees	6,459
Compliance program costs (Note 3)	664
Professional fees	20,614
Printing fees	22,694
Other	9,566

Total Liabilities	109,279,014

Net Assets	$574,303,470

Represented by:
Capital	$359,975,419
Total distributable earnings (loss)	214,328,051

Net Assets	$574,303,470

Net Assets:
Class I Shares	$336,981,446
Class II Shares	107,546,186
Class Y Shares	129,775,838

Total	$574,303,470

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	35,272,094
Class II Shares	11,845,820
Class Y Shares	13,387,416

Total	60,505,330

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.55
Class II Shares	$9.08
Class Y Shares	$9.69

*	Includes value of securities on loan of $149,765,951 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$3,818,683
Income from securities lending (Note 2)	448,645
Interest income	178,448
Foreign tax withholding	(21,081)

Total Income	4,424,695

EXPENSES:
Investment advisory fees	5,918,022
Fund administration fees	272,923
Distribution fees Class II Shares	335,845
Administrative servicing fees Class I Shares	284,089
Administrative servicing fees Class II Shares	94,036
Professional fees	62,856
Printing fees	43,396
Trustee fees	22,998
Custodian fees	35,771
Accounting and transfer agent fees	1,802
Compliance program costs (Note 3)	3,099
Other	20,493

Total expenses before fees waived	7,095,330

Investment advisory fees waived (Note 3)	(228,928)

Net Expenses	6,866,402

NET INVESTMENT LOSS	(2,441,707)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	173,767,542
Net change in unrealized appreciation/depreciation in the value of investment securities	(194,721,043)

Net realized/unrealized losses	(20,953,501)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,395,208)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(2,441,707)	$(2,651,531)
Net realized gains	173,767,542	126,970,418
Net change in unrealized appreciation/depreciation	(194,721,043)	97,923,229

Change in net assets resulting from operations	(23,395,208)	222,242,116

Distributions to Shareholders From:
Distributable earnings:
Class I	(72,224,712)	(19,083,022	)(a)
Class II	(24,414,735)	(6,717,634	)(a)
Class Y	(27,272,994)	(20,351,651	)(a)

Change in net assets from shareholder distributions	(123,912,441)	(46,152,307)

Change in net assets from capital transactions	(241,094,623)	(56,255,308)

Change in net assets	(388,402,272)	119,834,501

Net Assets:
Beginning of year	962,705,742	842,871,241

End of year	$574,303,470	$962,705,742

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,854,649	$7,536,558
Dividends reinvested	72,224,712	19,083,022
Cost of shares redeemed	(49,109,147)	(60,332,632)

Total Class I Shares	27,970,214	(33,713,052)

Class II Shares
Proceeds from shares issued	17,051,388	21,902,817
Dividends reinvested	24,414,735	6,717,634
Cost of shares redeemed	(43,522,827)	(25,685,142)

Total Class II Shares	(2,056,704)	2,935,309

Class Y Shares
Proceeds from shares issued	2,132,845	34,865,919
Dividends reinvested	27,272,994	20,351,651
Cost of shares redeemed	(296,413,972)	(80,695,135)

Total Class Y Shares	(267,008,133)	(25,477,565)

Change in net assets from capital transactions	$(241,094,623)	$(56,255,308)

18

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	395,754	653,379
Reinvested	6,105,217	1,713,018
Redeemed	(4,018,971)	(5,277,541)

Total Class I Shares	2,482,000	(2,911,144)

Class II Shares
Issued	1,380,802	1,981,141
Reinvested	2,170,199	626,645
Redeemed	(3,622,770)	(2,356,502)

Total Class II Shares	(71,769)	251,284

Class Y Shares
Issued	169,585	3,046,776
Reinvested	2,272,749	1,805,825
Redeemed	(22,685,972)	(7,038,454)

Total Class Y Shares	(20,243,638)	(2,185,853)

Total change in shares	(17,833,407)	(4,845,713)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net realized gains.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$12.30	(0.03)	(0.36)	(0.39)	(2.36)	(2.36)	$9.55	(6.85%	)	$336,981,446	0.85%	(0.28%	)	0.88%	51.56%
Year Ended December 31, 2017	$10.14	(0.03)	2.78	2.75	(0.59)	(0.59)	$12.30	27.74%		$403,331,203	0.84%	(0.29%	)	0.87%	63.12%
Year Ended December 31, 2016	$10.75	(0.01)	0.65	0.64	(1.25)	(1.25)	$10.14	6.47%		$361,892,264	0.85%	(0.12%	)	0.88%	64.33%
Year Ended December 31, 2015	$12.58	(0.05)	0.12	0.07	(1.90)	(1.90)	$10.75	(0.18%	)	$381,468,595	0.85%	(0.40%	)	0.88%	71.39%
Year Ended December 31, 2014	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%

Class II Shares
Year Ended December 31, 2018	$11.82	(0.06)	(0.32)	(0.38)	(2.36)	(2.36)	$9.08	(7.05%	)	$107,546,186	1.10%	(0.53%	)	1.13%	51.56%
Year Ended December 31, 2017	$9.78	(0.06)	2.69	2.63	(0.59)	(0.59)	$11.82	27.52%		$140,853,847	1.09%	(0.54%	)	1.12%	63.12%
Year Ended December 31, 2016	$10.45	(0.04)	0.62	0.58	(1.25)	(1.25)	$9.78	6.06%		$114,138,973	1.10%	(0.37%	)	1.13%	64.33%
Year Ended December 31, 2015	$12.30	(0.08)	0.13	0.05	(1.90)	(1.90)	$10.45	(0.35%	)	$134,154,427	1.09%	(0.64%	)	1.12%	71.39%
Year Ended December 31, 2014	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%

Class Y Shares
Year Ended December 31, 2018	$12.44	(0.03)	(0.36)	(0.39)	(2.36)	(2.36)	$9.69	(6.77%	)	$129,775,838	0.78%	(0.25%	)	0.81%	51.56%
Year Ended December 31, 2017	$10.24	(0.03)	2.82	2.79	(0.59)	(0.59)	$12.44	27.85%		$418,520,692	0.77%	(0.22%	)	0.80%	63.12%
Year Ended December 31, 2016	$10.84	—	0.65	0.65	(1.25)	(1.25)	$10.24	6.40%	(h)	$366,840,004	0.78%	(0.05%	)	0.81%	64.33%
Year Ended December 31, 2015	$12.66	(0.04)	0.12	0.08	(1.90)	(1.90)	$10.84	(0.10%	)(h)	$347,111,761	0.77%	(0.33%	)	0.80%	71.39%
Year Ended December 31, 2014	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

22

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$562,932,898	$—	$—	$562,932,898
Master Limited Partnership	2,723,784	—	—	2,723,784
Repurchase Agreements	—	108,571,113	—	108,571,113
Total	$565,656,682	$108,571,113	$—	$674,227,795

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

23

Notes to Financial Statements (Continued)

December 31, 2018

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $108,571,113, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York

24

Notes to Financial Statements (Continued)

December 31, 2018

Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

25

Notes to Financial Statements (Continued)

December 31, 2018

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos were subject to an enforceable netting arrangement. The Fund’s proportionate in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
Citigroup Global Markets Ltd.	4,000,000	—	4,000,000	(4,000,000)	—
ML Pierce Fenner & Smith, Inc.	10,571,113	—	10,571,113	(10,571,113)	—
Natixis Financial Products LLC	40,000,000	—	40,000,000	(40,000,000)	—
NatWest Markets Securities, Inc.	27,000,000	—	27,000,000	(27,000,000)	—
Pershing LLC	22,000,000	—	22,000,000	(22,000,000)	—
Total	$108,571,113	$—	$108,571,113	$(108,571,113)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for

26

Notes to Financial Statements (Continued)

December 31, 2018

certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to net operating loss netting to short term gains and investments in passive foreign investment companies (PFICs). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

27

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Investment Advisers LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.029% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $228,928, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.72%.

28

Notes to Financial Statements (Continued)

December 31, 2018

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $272,923 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s

29

Notes to Financial Statements (Continued)

December 31, 2018

Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $3,099.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.07% and 0.07% for Class I and Class II shares, respectively, for a total amount of $378,125.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one

30

Notes to Financial Statements (Continued)

December 31, 2018

business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.   Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $402,719,241 and sales of $771,033,759 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

31

Notes to Financial Statements (Continued)

December 31, 2018

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $78,110 of brokerage commissions.

32

Notes to Financial Statements (Continued)

December 31, 2018

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,643,397	$107,269,044	$123,912,441	$—	$123,912,441

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$46,152,307	$46,152,307	$—	$46,152,307

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$24,588,821	$147,558,293	$172,147,114	$—	$42,180,937	$214,328,051

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$632,046,858	$97,470,936	$(55,289,999)	$42,180,937

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Mid Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

34

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.87%.

The Fund designates $107,269,044, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

36

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

37

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

38

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

39

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

41

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

42

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

44

Annual Report

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund

AR-MM-MCV 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Mid Cap Value Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Mid Cap Value Fund (Class II*) registered -13.15% versus -12.29% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Mid-Cap Value (consisting of 86 funds as of December 31, 2018), was -13.06% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; and WEDGE Capital Management, L.L.P.

The following commentary is provided by American Century Investment Management, Inc.

Market Review

The U.S. equity market suffered heightened volatility in 2018 as concerns about slowing global economic and earnings growth, falling oil prices, less-accommodative monetary policy, trade tensions, and a partial U.S. government shutdown triggered a sharp fourth-quarter decline in stock prices. As a result, most market indexes ended the calendar year lower.

The Fund’s sleeve returned -12.52% for the 12 months ended December 31, 2018, underperforming its benchmark, the Russell Midcap Value Index by 23 basis points. According to the FTSE Russell indexes, growth outperformed value by a meaningful margin. Additionally, large-capitalization stocks outperformed mid-cap stocks, and both categories outperformed small-cap stocks.

Furthermore, higher-quality stocks (rated B+ or better) generally outperformed lower-quality stocks (rated B or worse).

Key Detractors

The Fund sleeve’s underweight to Real Estate detracted during the reporting period. Stock selection also hurt relative performance. Weyerhaeuser was a notable detractor. During the fourth quarter, this timber real estate investment trust (REIT) fell considerably due to declines in timber pricing, driven in part by a lower construction outlook and worries regarding export trade. We increased the Fund’s position in the stock as its price fell and its risk/reward profile became more attractive. Stock selection in Energy also weighed on relative performance as several of the Fund sleeve’s energy stocks declined along with crude oil prices. Detractors included EQT, a natural gas and pipeline company, and Cimarex Energy, an oil and gas exploration company.

Invesco. Asset managers trailed the market during much of the year as relative valuations compressed. Disappointing flows and lower fee rates reduced Invesco’s earnings estimates and magnified its underperformance. News that Invesco is acquiring OppenheimerFunds also weighed on the stock price. We trimmed the Fund sleeve’s position.

WestRock. Paper and packaging company WestRock was a prominent detractor. The stock underperformed due to worries that containerboard pricing and demand have peaked. The company’s decision to acquire a smaller competitor also raised worries over its debt load. The stock was downgraded in the fourth quarter, due in part to broader cyclical concerns for the overall containerboard market.

EQT. The natural gas exploration and pipeline company was challenged to integrate assets from acquired company Rice Energy. Additionally, EQT communicated disappointing guidance for cash flows in 2019, and activist investors are seeking to take over and replace executives managing the business.

3

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

Key Contributors

Stock selection and an underweight in consumer discretionary aided relative performance during the reporting period. Stock selection was especially favorable in specialty retail, where Advance Auto Parts was a top contributor (see below). Several of the Fund sleeve’s Health Care positions assisted relative performance, especially in the healthcare providers and services industry, where LifePoint Health was a notable contributor (see below). An overweight to the more defensive Health Care sector was beneficial.

Advance Auto Parts. This retailer of after-market replacement parts is a market share leader in a higher-quality industry. It reported several quarters of strong results and raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This news indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

Keysight Technologies. The stock of this electronic test and measurement company rose throughout the first three quarters of 2018, lifted by the company’s success in serving growth markets such as 5G, next-generation wireless, aerospace, and automotive. We sold the stock as its valuation became less attractive.

LifePoint Health. The stock of this hospital company outperformed on news that it would be acquired for a significant premium by Apollo Global Management, a private equity firm. This was a cash offer, and our expectation was that there would not be any other buyers. We took our profits on the stock and exited the position in October.

The Fund sleeve invested in foreign exchange forward hedge contracts (derivatives) to offset the inherent currency risk of holding foreign securities in the portfolio. Exposure to derivatives did not have a material effect on performance in the period.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

Subadviser:

American Century Investment Management, Inc.

The following commentary is provided by Thompson, Siegel & Walmsley LLC

The Fund’s sleeve outperformed the benchmark over the 12-month reporting period, registering -8.51% versus -12.29% for the Russell Midcap® Value Index. Despite facing stylistic headwinds for value investing, we had generally strong execution throughout the volatile market, protecting capital in the sell-off and adding alpha in eight of nine Russell sectors. We believe the market remains expensive and the sell-off, while painful for investors, should help draw investors’ attention to the benefits of valuation and fundamentals.

From a traditional attribution perspective, the leading economic sectors, in terms of contribution to the Fund sleeve’s relative return, were Financial Services, Materials & Processing, and Consumer Staples. Health Care was fortunately the only one of the nine Russell sectors that was a relative detractor for the 12-month reporting period.

Contributors

FirstEnergy Corp. (Utilities): FirstEnergy, an Ohio-based utility holding company, benefited as the company took steps toward exiting its money-losing unregulated power generation business. Our thesis remains that as the company moves away from its unregulated business, its regulated business will be appraised upward toward a fair valuation multiple.

AES Corporation (Utilities): AES Corporation, a global owner-operator of power plants and utilities, moved higher as the company’s cost cuts and asset sale proceeds have been successfully used to pay down debt and improve its chances of receiving an investment grade credit rating. We sold the stock into strength during the fourth quarter of 2018.

Casey’s General Stores, Inc. (Consumer Staples): Casey’s General Stores, an operator of convenience stores and gasoline stations,

4

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

exceeded earnings expectations, as it continues to execute on its three-year value creation plan.

Detractors

DISH Network Corporation Class A (Consumer Discretionary): DISH Network Corporation, a holding company engaged in the pay TV business, has been under pressure due to declining subscriber growth in the pay TV market, and uncertainty over how management will monetize the wireless spectrum rights acquired over the years. We ultimately believe the spectrum rights carry significant value that is not being fully reflected in the stock price.

Antero Resources Corporation (Energy): Antero Resources Corporation, a company focused on production of natural gas and natural gas liquids, was affected by the decline in oil pricing. We continue to hold the stock as the company is a low-cost producer, has a diversified revenue stream, and is paying down debt with free cash flow.

Stericycle, Inc. (Producer Durables): Stericycle, Inc. also was a detractor from portfolio relative return. It was affected by pricing pressure in the industry. We continue to hold the position and believe that the stock is attractive on a “sum of the parts” basis, and we believe that growth potential in the medical waste segment combined with debt reduction will move shares higher.

The Fund’s sleeve did not invest in derivatives.

Portfolio Manager:

Brett P. Hawkins, CFA

Subadviser:

Thompson, Siegel & Walmsley LLC

The following commentary is provided by WEDGE Capital Management, L.L.P.

Market Environment

Share price volatility increased significantly in 2018 as the equity markets assimilated potential slower global growth, trade tensions, and the possibility of future rate increases. The Russell Midcap Value Index benchmark registered -12.3% during the annual reporting period as the more defensive segments performed better than the broad market. The Utilities sector, for example, was one of only two positive performers, with 4.3%. According to the Russell style indexes, large-cap growth outperformed large-cap value by 676 basis points and mid-cap value stocks trailed mid-cap growth stocks by 754 basis points for the reporting period. In general, investors demanded defensive growth over more-cyclical value.

Fund Sleeve Performance

In 2018, the Fund’s sleeve registered -15.8% versus the Russell Midcap Value Index posting of -12.3%. The sleeve’s underperformance was driven mainly by negative stock selection in both the Energy and Utilities sectors. Weatherford International, which provides mechanical solutions and services to the oil and gas industry, was a significant laggard during the reporting period due to both a lack of energy capital expenditures as well as management’s inability to sell non-productive assets. Weatherford was sold from the portfolio in the fourth quarter of 2018. EQT Corporation, a natural gas exploration and production company, also performed poorly, as the spin-off of its mid-stream business was delayed beyond investors’ patience. Other notable weakness included PG&E Corporation, the regulated California utility, which traded down on news of potential liabilities associated with the 2018 wildfires.

Within the Capital Goods sector, strong performance from Transdigm Group contributed significantly during the reporting period as the stock surged 23.8%. Financials stock selection was additive as Cullen/Frost Bankers and EPR Properties each contributed positively.

With the exception of Cullen/Frost Bankers and Weatherford International, which were sold on May 2 and November 7, respectively, all stocks mentioned above were held in the portfolio as of December 31, 2018.

The Fund’s sleeve did not invest in derivatives.

5

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

Portfolio Managers:

John Carr, John Norman and Brian Pratt, CFA

Subadviser:

WEDGE Capital Management, L.L.P.

*	Performance is shown for the Fund’s Class II shares because that share class now has more assets than the Fund’s Class Y (which was previously shown for performance reporting).

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation†

Common Stocks	95.7%
Repurchase Agreements	12.3%
Exchange Traded Fund	0.5%
Forward Currency Contracts††	(0.0)%
Liabilities in excess of other assets†††	(8.5)%
100.0%

Top Industries††††

Equity Real Estate Investment Trusts (REITs)	7.3%
Insurance	6.9%
Electric Utilities	6.3%
Oil, Gas & Consumable Fuels	5.3%
Banks	5.0%
Health Care Providers & Services	4.4%
Health Care Equipment & Supplies	3.4%
Food Products	3.0%
Containers & Packaging	2.7%
Media	2.7%
Other Industries*	53.0%
100.0%

Top Holdings††††

Zimmer Biomet Holdings, Inc.	2.6%
PG&E Corp.	1.8%
Ally Financial, Inc.	1.6%
Fidelity National Financial, Inc.	1.5%
FirstEnergy Corp.	1.5%
Universal Health Services, Inc., Class B	1.5%
TransDigm Group, Inc.	1.4%
EQT Corp.	1.4%
Republic Services, Inc.	1.3%
AerCap Holdings NV	1.3%
Other Holdings*	84.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10Yr.
Class I	(13.12)%	5.83%	12.42%
Class II	(13.15)%	5.73%	12.26%
Class Y	(12.91)%	6.01%	12.56%
Russell Midcap® Value Index	(12.29)%	5.44%	13.03%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.94%
Class II	1.06%	1.05%
Class Y	0.80%	0.79%

^

Current effective prospectus dated April 30, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

8

Fund Performance (cont.)	NVIT Multi-Manager Mid Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Mid Cap Value Fund versus performance of the Russell Midcap® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	872.70	4.48	0.95
	Hypothetical	(b)(c)	1,000.00	1,020.42	4.84	0.95
Class II Shares	Actual	(b)	1,000.00	872.30	5.00	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.86	5.40	1.06
Class Y Shares	Actual	(b)	1,000.00	873.20	3.82	0.81
	Hypothetical	(b)(c)	1,000.00	1,021.12	4.13	0.81

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 95.7%

	Shares	Value

Aerospace & Defense 1.7%
Textron, Inc.	11,538	$530,632
TransDigm Group, Inc.*	21,695	7,377,602

		7,908,234

Airlines 1.5%
Alaska Air Group, Inc.	85,516	5,203,649
Southwest Airlines Co.	37,849	1,759,221

		6,962,870

Auto Components 1.1%
Aptiv plc	4,729	291,165
BorgWarner, Inc.	34,047	1,182,793
Dana, Inc.	282,653	3,852,560

		5,326,518

Automobiles 0.4%
Honda Motor Co. Ltd., ADR-JP	45,943	1,215,192
Thor Industries, Inc. (a)	16,521	859,092

		2,074,284

Banks 5.5%
Bank of Hawaii Corp. (a)	5,408	364,067
BB&T Corp.	69,034	2,990,553
CIT Group, Inc. (a)	92,900	3,555,283
Comerica, Inc.	6,266	430,411
Commerce Bancshares, Inc.	26,440	1,490,423
Fifth Third Bancorp (a)	108,901	2,562,440
First Hawaiian, Inc.	69,272	1,559,313
M&T Bank Corp.	13,024	1,864,125
Pinnacle Financial Partners, Inc. (a)	36,012	1,660,153
Prosperity Bancshares, Inc. (a)	11,863	739,065
Signature Bank	35,379	3,637,315
SunTrust Banks, Inc. (a)	29,312	1,478,497
UMB Financial Corp. (a)	31,131	1,898,057
Westamerica Bancorp (a)	28,345	1,578,250

		25,807,952

Beverages 0.8%
Molson Coors Brewing Co., Class B	69,732	3,916,149

Biotechnology 0.3%
United Therapeutics Corp.*	14,800	1,611,720

Building Products 0.5%
Johnson Controls International plc	72,513	2,150,010

Capital Markets 2.2%
Ameriprise Financial, Inc.	18,118	1,890,976
E*TRADE Financial Corp.	36,400	1,597,232
Invesco Ltd.	130,329	2,181,707
Northern Trust Corp.	44,582	3,726,609
State Street Corp.	17,239	1,087,264

		10,483,788

Chemicals 2.3%
Ashland Global Holdings, Inc. (a)	71,742	5,090,812
Eastman Chemical Co.	41,123	3,006,503
PPG Industries, Inc.	25,500	2,606,865

		10,704,180

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies 1.9%
Republic Services, Inc.	94,112	$6,784,534
Stericycle, Inc.* (a)	54,700	2,006,943

		8,791,477

Consumer Finance 1.7%
Ally Financial, Inc.	353,569	8,011,874

Containers & Packaging 2.9%
Graphic Packaging Holding Co. (a)	177,590	1,889,558
Owens-Illinois, Inc.* (a)	252,131	4,346,738
Packaging Corp. of America	44,955	3,751,944
Sonoco Products Co. (a)	36,309	1,929,097
Westrock Co.	51,493	1,944,376

		13,861,713

Distributors 0.9%
Genuine Parts Co.	12,106	1,162,418
LKQ Corp.* (a)	122,800	2,914,044

		4,076,462

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.* (a)	94,311	4,462,796

Diversified Financial Services 0.6%
Jefferies Financial Group, Inc.	177,200	3,076,192

Diversified Telecommunication Services 0.5%
Zayo Group Holdings, Inc.*	96,000	2,192,640

Electric Utilities 6.8%
Alliant Energy Corp.	57,100	2,412,475
Edison International	16,811	954,360
Evergy, Inc.	51,540	2,925,926
Eversource Energy	13,688	890,267
FirstEnergy Corp. (a)	205,881	7,730,832
PG&E Corp.*	379,757	9,019,229
Pinnacle West Capital Corp.	20,378	1,736,206
PPL Corp.	132,800	3,762,224
Xcel Energy, Inc.	53,209	2,621,607

		32,053,126

Electrical Equipment 1.7%
Eaton Corp. plc	19,645	1,348,826
Emerson Electric Co.	20,173	1,205,337
Hubbell, Inc.	34,231	3,400,507
nVent Electric plc	44,812	1,006,477
Schneider Electric SE	16,654	1,133,422

		8,094,569

Electronic Equipment, Instruments & Components 0.3%
TE Connectivity Ltd.	18,970	1,434,701

Energy Equipment & Services 0.7%
Baker Hughes a GE Co. (a)	70,462	1,514,933
Halliburton Co. (a)	37,556	998,238
National Oilwell Varco, Inc. (a)	30,254	777,528

		3,290,699

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 0.5%
Viacom, Inc., Class B	91,900	$2,361,830

Equity Real Estate Investment Trusts (REITs) 7.9%
American Tower Corp.	3,458	547,021
AvalonBay Communities, Inc.	25,194	4,385,016
Colony Capital, Inc.	495,900	2,320,812
Empire State Realty Trust, Inc., Class A	39,271	558,826
EPR Properties	81,995	5,250,140
Gaming and Leisure Properties, Inc.	50,800	1,641,348
Iron Mountain, Inc.	71,500	2,317,315
JBG SMITH Properties	78,100	2,718,661
Lamar Advertising Co., Class A	77,348	5,350,934
MGM Growth Properties LLC, Class A	164,814	4,352,738
Piedmont Office Realty Trust, Inc., Class A	66,317	1,130,042
Uniti Group, Inc.	73,600	1,145,952
VEREIT, Inc.	425,100	3,039,465
Weyerhaeuser Co.	111,071	2,428,012

		37,186,282

Food & Staples Retailing 1.4%
Casey’s General Stores, Inc.	18,800	2,409,032
Sysco Corp.	21,797	1,365,800
US Foods Holding Corp.*	92,500	2,926,700

		6,701,532

Food Products 3.3%
Conagra Brands, Inc.	66,554	1,421,593
General Mills, Inc.	67,600	2,632,344
JM Smucker Co. (The)	29,431	2,751,504
Kellogg Co.	48,156	2,745,374
Mondelez International, Inc., Class A	42,383	1,696,592
Orkla ASA	254,279	1,999,515
Post Holdings, Inc.* (a)	23,600	2,103,468

		15,350,390

Gas Utilities 1.3%
Atmos Energy Corp.	10,673	989,601
Spire, Inc.	14,489	1,073,345
UGI Corp.	79,335	4,232,522

		6,295,468

Health Care Equipment & Supplies 3.6%
DENTSPLY SIRONA, Inc.	63,386	2,358,593
Hologic, Inc.*	22,226	913,489
Siemens Healthineers AG Reg. S* (b)	16,280	681,636
Zimmer Biomet Holdings, Inc.	128,001	13,276,264

		17,229,982

Health Care Providers & Services 4.8%
AmerisourceBergen Corp.	38,200	2,842,080
Cardinal Health, Inc.	91,339	4,073,719
Laboratory Corp. of America Holdings*	25,600	3,234,816
McKesson Corp.	13,716	1,515,207
MEDNAX, Inc.*	54,715	1,805,595
Quest Diagnostics, Inc. (a)	19,416	1,616,770
Universal Health Services, Inc., Class B (a)	64,910	7,565,910

		22,654,097

Common Stocks (continued)

	Shares	Value

Health Care Technology 0.2%
Cerner Corp.*	20,535	$1,076,855

Hotels, Restaurants & Leisure 2.0%
Caesars Entertainment Corp.* (a)	296,000	2,009,840
Carnival Corp.	18,822	927,925
Sodexo SA	12,300	1,257,969
Star Group, Inc. (The)*	72,800	1,202,656
Wyndham Destinations, Inc. (a)	111,572	3,998,740

		9,397,130

Household Durables 1.4%
DR Horton, Inc.	92,109	3,192,498
Mohawk Industries, Inc.*	13,800	1,614,048
PulteGroup, Inc. (a)	62,097	1,613,901

		6,420,447

Household Products 1.2%
Kimberly-Clark Corp.	13,115	1,494,323
Spectrum Brands Holdings, Inc.	93,455	3,948,474

		5,442,797

Insurance 7.5%
Aflac, Inc.	19,563	891,290
Alleghany Corp.	5,704	3,555,417
Allstate Corp. (The)	24,100	1,991,383
Arch Capital Group Ltd.*	111,400	2,976,608
Arthur J Gallagher & Co.	7,965	587,021
Assurant, Inc.	33,076	2,958,318
Brown & Brown, Inc.	28,712	791,303
Chubb Ltd.	16,067	2,075,535
Fidelity National Financial, Inc.	249,406	7,841,325
Loews Corp.	67,800	3,086,256
Markel Corp.*	2,100	2,179,905
ProAssurance Corp.	17,182	696,902
Reinsurance Group of America, Inc.	9,627	1,349,994
Torchmark Corp.	6,223	463,800
Travelers Cos., Inc. (The)	3,471	415,652
Willis Towers Watson plc	22,227	3,375,392

		35,236,101

Internet & Direct Marketing Retail 0.9%
Liberty Expedia Holdings, Inc., Class A*	61,880	2,420,127
Qurate Retail, Inc.*	96,114	1,876,145

		4,296,272

IT Services 2.0%
Alliance Data Systems Corp. (a)	19,686	2,954,475
First Data Corp., Class A*	75,500	1,276,705
Leidos Holdings, Inc. (a)	61,400	3,237,008
MAXIMUS, Inc.	30,700	1,998,263

		9,466,451

Machinery 2.6%
Atlas Copco AB, Class B	50,392	1,104,848
Cummins, Inc.	13,002	1,737,587
Dover Corp.	64,424	4,570,883
IMI plc	123,511	1,481,572
Ingersoll-Rand plc	3,940	359,446
PACCAR, Inc.	15,199	868,471

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Trinity Industries, Inc. (a)	100,700	$2,073,413

		12,196,220

Media 2.9%
Altice USA, Inc., Class A (a)	187,311	3,094,378
Discovery, Inc., Class C*	104,800	2,418,784
DISH Network Corp., Class A*	113,900	2,844,083
GCI Liberty, Inc., Class A* (a)	38,800	1,597,008
Liberty Media Corp-Liberty SiriusXM, Class C*	34,000	1,257,320
News Corp., Class A	212,400	2,410,740

		13,622,313

Mortgage Real Estate Investment Trusts (REITs) 1.2%
Annaly Capital Management, Inc.	350,200	3,438,964
MFA Financial, Inc.	332,886	2,223,678

		5,662,642

Multiline Retail 0.2%
Target Corp.	13,785	911,051

Multi-Utilities 0.8%
Ameren Corp.	22,957	1,497,485
NorthWestern Corp.	36,608	2,175,980

		3,673,465

Oil, Gas & Consumable Fuels 5.7%
Anadarko Petroleum Corp.	22,561	989,074
Antero Resources Corp.*	302,800	2,843,292
Cimarex Energy Co.	18,227	1,123,695
Devon Energy Corp.	55,687	1,255,185
EQT Corp. (a)	380,448	7,186,663
Equitrans Midstream Corp.* (a)	211,370	4,231,627
Imperial Oil Ltd. (a)	23,732	601,297
Murphy Oil Corp. (a)	198,751	4,648,786
Noble Energy, Inc. (a)	72,057	1,351,789
Williams Cos., Inc. (The)	130,800	2,884,140

		27,115,548

Personal Products 0.4%
Coty, Inc., Class A (a)	255,900	1,678,704

Professional Services 0.8%
ManpowerGroup, Inc.	24,300	1,574,640
Nielsen Holdings plc	86,100	2,008,713

		3,583,353

Road & Rail 0.3%
Heartland Express, Inc.	79,619	1,457,028

Semiconductors & Semiconductor Equipment 2.5%
Applied Materials, Inc.	52,738	1,726,642
Lam Research Corp.	8,125	1,106,381
Marvell Technology Group Ltd.	295,099	4,777,653
Maxim Integrated Products, Inc. (a)	37,085	1,885,772
Microchip Technology, Inc.	19,684	1,415,674
Teradyne, Inc. (a)	22,250	698,205

		11,610,327

Common Stocks (continued)

	Shares	Value

Software 0.8%
CDK Global, Inc.	81,800	$3,916,584

Specialty Retail 1.6%
Aaron’s, Inc. (a)	94,519	3,974,524
Advance Auto Parts, Inc.	8,939	1,407,535
Foot Locker, Inc.	39,900	2,122,680

		7,504,739

Technology Hardware, Storage & Peripherals 0.6%
HP, Inc.	47,169	965,078
NCR Corp.* (a)	87,200	2,012,576

		2,977,654

Thrifts & Mortgage Finance 0.3%
Capitol Federal Financial, Inc.	114,909	1,467,388

Trading Companies & Distributors 1.8%
AerCap Holdings NV*	163,713	6,483,035
MSC Industrial Direct Co., Inc., Class A	24,714	1,901,001

		8,384,036

Total Common Stocks (cost $496,949,942)		451,168,640

Exchange Traded Fund 0.5%
Exchange Traded Fund 0.5%
iShares Russell Mid-Cap Value ETF	32,254	2,462,593

Total Exchange Traded Fund (cost $2,817,904)		2,462,593

Repurchase Agreements 12.3%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $15,002,500, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $15,300,000. (c)(d)	$15,000,000	15,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $13,978,021, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $14,255,205. (c)(d)	13,975,691	13,975,691
Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,806, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $5,100,822. (c)(d)	5,000,000	5,000,000

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $5,002,412, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $5,102,112. (c)(d)	$5,000,000	$5,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $7,003,430, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $7,141,827. (c)(d)	7,000,000	7,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $12,002,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $12,240,003. (c)(d)	12,000,000	12,000,000

Total Repurchase Agreements (cost $57,975,691)		57,975,691

Total Investments (cost $557,743,537) — 108.5%		511,606,924

Liabilities in excess of other assets — (8.5)%		(39,987,761)

NET ASSETS — 100.0%		$471,619,163

*	Denotes a non-income producing security.
(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $68,392,047, which was collateralized by cash used to purchase repurchase agreements with a total value of $57,975,691 and by $11,833,130 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from 1/3/2019 - 2/15/2048, a total value of $69,808,821.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2018 was $681,636 which represents 0.14% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $57,975,691.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Forward foreign currency contracts outstanding as of December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	3,020,901	USD	27,556	Bank of America NA	3/29/2019	200
NOK	420,240	USD	48,381	Goldman Sachs	3/29/2019	404
SEK	219,306	USD	24,404	Goldman Sachs	3/29/2019	511
USD	546,289	CAD	732,251	Morgan Stanley Co., Inc.	3/29/2019	8,866

Total unrealized appreciation						9,981

CAD	31,469	USD	23,178	Morgan Stanley Co., Inc.	3/29/2019	(82)
USD	2,557,834	EUR	2,223,007	Credit Suisse International	3/29/2019	(7,681)
USD	1,260,389	GBP	991,052	JPMorgan Chase Bank	3/29/2019	(8,073)
USD	738,679	JPY	82,491,145	Bank of America NA	3/29/2019	(19,255)
USD	1,707,973	NOK	14,876,445	Goldman Sachs	3/29/2019	(19,028)
USD	930,451	SEK	8,373,034	Goldman Sachs	3/29/2019	(20,814)

Total unrealized depreciation						(74,933)

Net unrealized depreciation						(64,952)

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Currency:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krone

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund
Assets:
Investment securities, at value* (cost $499,767,846)	$453,631,233
Repurchase agreements, at value (cost $57,975,691)	57,975,691
Cash	18,656,373
Interest and dividends receivable	1,163,405
Security lending income receivable	10,603
Receivable for investments sold	493,646
Receivable for capital shares issued	73,485
Unrealized appreciation on forward foreign currency contracts (Note 2)	9,981
Reimbursement from investment adviser (Note 3)	3,092
Prepaid expenses	1,584

Total Assets	532,019,093

Liabilities:
Payable for investments purchased	1,635,758
Payable for capital shares redeemed	219,581
Unrealized depreciation on forward foreign currency contracts (Note 2)	74,933
Payable upon return of securities loaned (Note 2)	57,975,691
Accrued expenses and other payables:
Investment advisory fees	307,443
Fund administration fees	36,408
Distribution fees	71,496
Administrative servicing fees	3,841
Accounting and transfer agent fees	478
Trustee fees	313
Custodian fees	17,985
Compliance program costs (Note 3)	549
Professional fees	21,840
Printing fees	21,541
Other	12,073

Total Liabilities	60,399,930

Net Assets	$471,619,163

Represented by:
Capital	$438,310,902
Total distributable earnings (loss)	33,308,261

Net Assets	$471,619,163

16

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$13,956,158
Class II Shares	322,782,547
Class Y Shares	134,880,458

Total	$471,619,163

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,735,570
Class II Shares	39,907,666
Class Y Shares	16,609,484

Total	58,252,720

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.04
Class II Shares	$8.09
Class Y Shares	$8.12

*	Includes value of securities on loan of $68,392,047 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$12,843,073
Interest income	389,890
Income from securities lending (Note 2)	80,810
Foreign tax withholding	(32,906)

Total Income	13,280,867

EXPENSES:
Investment advisory fees	5,519,229
Fund administration fees	263,403
Distribution fees Class II Shares	979,141
Administrative servicing fees Class I Shares	22,069
Administrative servicing fees Class II Shares	39,170
Professional fees	62,585
Printing fees	42,992
Trustee fees	20,529
Custodian fees	39,411
Accounting and transfer agent fees	7,668
Compliance program costs (Note 3)	2,773
Other	25,249

Total expenses before fees waived and expenses reimbursed	7,024,219

Investment advisory fees waived (Note 3)	(95,735)
Expenses reimbursed by adviser (Note 3)	(29,759)

Net Expenses	6,898,725

NET INVESTMENT INCOME	6,382,142

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	102,886,069
Expiration or closing of futures contracts (Note 2)	349,485
Settlement of forward foreign currency contracts (Note 2)	306,438
Foreign currency transactions (Note 2)	(356)

Net realized gains	103,541,636

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(189,596,302)
Forward foreign currency contracts (Note 2)	98,678
Translation of assets and liabilities denominated in foreign currencies	(544)

Net change in unrealized appreciation/depreciation	(189,498,168)

Net realized/unrealized losses	(85,956,532)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(79,574,390)

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$6,382,142	$13,601,062
Net realized gains	103,541,636	94,569,934
Net change in unrealized appreciation/depreciation	(189,498,168)	33,934,250

Change in net assets resulting from operations	(79,574,390)	142,105,246

Distributions to Shareholders From:
Distributable earnings:
Class I	(2,908,771)	(814,940	)(a)
Class II	(71,114,649)	(26,085,185	)(a)
Class Y	(29,424,498)	(41,356,682	)(a)

Change in net assets from shareholder distributions	(103,447,918)	(68,256,807)

Change in net assets from capital transactions	(429,458,341)	(87,280,724)

Change in net assets	(612,480,649)	(13,432,285)

Net Assets:
Beginning of year	1,084,099,812	1,097,532,097

End of year	$471,619,163	$1,084,099,812	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,581,577	$10,125,103
Dividends reinvested	2,908,771	814,940
Cost of shares redeemed	(5,040,887)	(4,000,915)

Total Class I Shares	4,449,461	6,939,128

Class II Shares
Proceeds from shares issued	5,041,137	10,512,324
Dividends reinvested	71,114,649	26,085,185
Cost of shares redeemed	(55,595,566)	(63,959,044)

Total Class II Shares	20,560,220	(27,361,535)

Class Y Shares
Proceeds from shares issued	3,623,593	12,528,785
Dividends reinvested	29,424,498	41,356,682
Cost of shares redeemed	(487,516,113)	(120,743,784)

Total Class Y Shares	(454,468,022)	(66,858,317)

Change in net assets from capital transactions	$(429,458,341)	$(87,280,724)

SHARE TRANSACTIONS:
Class I Shares
Issued	598,526	907,806
Reinvested	304,515	76,640
Redeemed	(453,782)	(356,048)

Total Class I Shares	449,259	628,398

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS: (Continued)
Class II Shares
Issued	514,720	953,245
Reinvested	7,404,652	2,449,155
Redeemed	(5,248,889)	(5,747,180)

Total Class II Shares	2,670,483	(2,344,780)

Class Y Shares
Issued	326,007	1,117,415
Reinvested	3,050,389	3,858,120
Redeemed	(43,596,906)	(10,781,781)

Total Class Y Shares	(40,220,510)	(5,806,246)

Total change in shares	(37,100,768)	(7,522,628)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $163,683, $4,615,434 and $8,706,587 for Class I, Class II and Class Y, respectively and net realized gains of $651,257, $21,469,751 and $32,650,095 for Class I, Class II and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $2,615,181.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2018	$11.30	0.10	(1.27)	(1.17)	(0.12)	(1.97)	(2.09)	$8.04	(13.12%	)	$13,956,158	0.95%	0.95%	0.97%	57.62%
Year Ended December 31, 2017	$10.61	0.15	1.28	1.43	(0.14)	(0.60)	(0.74)	$11.30	13.95%		$14,532,915	0.94%	1.33%	0.95%	52.09%
Year Ended December 31, 2016	$10.03	0.15	1.55	1.70	(0.16)	(0.96)	(1.12)	$10.61	17.72%		$6,979,976	0.94%	1.42%	0.95%	58.02%
Year Ended December 31, 2015	$11.81	0.18	(0.52)	(0.34)	(0.15)	(1.29)	(1.44)	$10.03	(2.75%	)	$2,872,948	0.94%	1.55%	0.95%	52.50%
Year Ended December 31, 2014	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%		$1,740,819	0.94%	1.45%	0.95%	60.07%

Class II Shares
Year Ended December 31, 2018	$11.35	0.09	(1.28)	(1.19)	(0.10)	(1.97)	(2.07)	$8.09	(13.15%	)	$322,782,547	1.06%	0.82%	1.08%	57.62%
Year Ended December 31, 2017	$10.65	0.12	1.31	1.43	(0.13)	(0.60)	(0.73)	$11.35	13.84%		$422,678,972	1.05%	1.11%	1.06%	52.09%
Year Ended December 31, 2016	$10.06	0.12	1.57	1.69	(0.14)	(0.96)	(1.10)	$10.65	17.59%		$421,646,285	1.05%	1.19%	1.06%	58.02%
Year Ended December 31, 2015	$11.84	0.15	(0.51)	(0.36)	(0.13)	(1.29)	(1.42)	$10.06	(2.89%	)	$405,754,649	1.04%	1.31%	1.06%	52.50%
Year Ended December 31, 2014	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%		$471,930,537	1.05%	1.38%	1.06%	60.07%

Class Y Shares
Year Ended December 31, 2018	$11.38	0.10	(1.26)	(1.16)	(0.13)	(1.97)	(2.10)	$8.12	(12.91%	)	$134,880,458	0.80%	0.92%	0.81%	57.62%
Year Ended December 31, 2017	$10.68	0.15	1.30	1.45	(0.15)	(0.60)	(0.75)	$11.38	14.08%		$646,887,925	0.79%	1.37%	0.80%	52.09%
Year Ended December 31, 2016	$10.08	0.15	1.58	1.73	(0.17)	(0.96)	(1.13)	$10.68	17.93%		$668,905,836	0.79%	1.46%	0.80%	58.02%
Year Ended December 31, 2015	$11.86	0.18	(0.51)	(0.33)	(0.16)	(1.29)	(1.45)	$10.08	(2.63%	)	$638,497,493	0.79%	1.58%	0.80%	52.50%
Year Ended December 31, 2014	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%		$681,364,201	0.79%	1.63%	0.80%	60.07%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios include expenses reimbursed to the Advisor.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value according to fair value methodologies. Information utilized by the

23

Notes to Financial Statements (Continued)

December 31, 2018

FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$7,908,234	$—	$—	$7,908,234
Airlines	6,962,870	—	—	6,962,870
Auto Components	5,326,518	—	—	5,326,518
Automobiles	2,074,284	—	—	2,074,284
Banks	25,807,952	—	—	25,807,952
Beverages	3,916,149	—	—	3,916,149
Biotechnology	1,611,720	—	—	1,611,720
Building Products	2,150,010	—	—	2,150,010
Capital Markets	10,483,788	—	—	10,483,788
Chemicals	10,704,180	—	—	10,704,180
Commercial Services & Supplies	8,791,477	—	—	8,791,477
Consumer Finance	8,011,874	—	—	8,011,874
Containers & Packaging	13,861,713	—	—	13,861,713
Distributors	4,076,462	—	—	4,076,462
Diversified Consumer Services	4,462,796	—	—	4,462,796
Diversified Financial Services	3,076,192	—	—	3,076,192
Diversified Telecommunication Services	2,192,640	—	—	2,192,640
Electric Utilities	32,053,126	—	—	32,053,126
Electrical Equipment	6,961,147	1,133,422	—	8,094,569

24

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electronic Equipment, Instruments & Components	$1,434,701	$—	$—	$1,434,701
Energy Equipment & Services	3,290,699	—	—	3,290,699
Entertainment	2,361,830	—	—	2,361,830
Equity Real Estate Investment Trusts (REITs)	37,186,282	—	—	37,186,282
Food & Staples Retailing	6,701,532	—	—	6,701,532
Food Products	13,350,875	1,999,515	—	15,350,390
Gas Utilities	6,295,468	—	—	6,295,468
Health Care Equipment & Supplies	16,548,346	681,636	—	17,229,982
Health Care Providers & Services	22,654,097	—	—	22,654,097
Health Care Technology	1,076,855	—	—	1,076,855
Hotels, Restaurants & Leisure	8,139,161	1,257,969	—	9,397,130
Household Durables	6,420,447	—	—	6,420,447
Household Products	5,442,797	—	—	5,442,797
Insurance	35,236,101	—	—	35,236,101
Internet & Direct Marketing Retail	4,296,272	—	—	4,296,272
IT Services	9,466,451	—	—	9,466,451
Machinery	9,609,800	2,586,420	—	12,196,220
Media	13,622,313	—	—	13,622,313
Mortgage Real Estate Investment Trusts (REITs)	5,662,642	—	—	5,662,642
Multiline Retail	911,051	—	—	911,051
Multi-Utilities	3,673,465	—	—	3,673,465
Oil, Gas & Consumable Fuels	27,115,548	—	—	27,115,548
Personal Products	1,678,704	—	—	1,678,704
Professional Services	3,583,353	—	—	3,583,353
Road & Rail	1,457,028	—	—	1,457,028
Semiconductors & Semiconductor Equipment	11,610,327	—	—	11,610,327
Software	3,916,584	—	—	3,916,584
Specialty Retail	7,504,739	—	—	7,504,739
Technology Hardware, Storage & Peripherals	2,977,654	—	—	2,977,654
Thrifts & Mortgage Finance	1,467,388	—	—	1,467,388
Trading Companies & Distributors	8,384,036	—	—	8,384,036
Total Common Stocks	$443,509,678	$7,658,962	$—	$451,168,640
Exchange Traded Fund	2,462,593	—	—	2,462,593
Forward Foreign Currency Contracts	—	9,981	—	9,981
Repurchase Agreements	—	57,975,691	—	57,975,691
Total Assets	$445,972,271	$65,644,634	$—	$511,616,905
Liabilities:
Forward Foreign Currency Contracts	$—	$(74,933)	$—	$(74,933)
Total Liabilities	$—	$(74,933)	$—	$(74,933)
Total	$445,972,271	$65,569,701	$—	$511,541,972

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

25

Notes to Financial Statements (Continued)

December 31, 2018

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” if applicable.

26

Notes to Financial Statements (Continued)

December 31, 2018

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$9,981
Total		$9,981
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(74,933)
Total		$(74,933)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$306,438
Futures Contracts
Equity risk	349,485
Total	$655,923

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$98,678
Total	$98,678

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,291,442
Average Settlement Value Sold	$9,416,821
Futures Contracts:
Average Notional Balance Long(a)	$48,502,675
(a)	Daily average for the period May 4, 2018 through May 14, 2018. There were no other futures held throughout the period.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a

27

Notes to Financial Statements (Continued)

December 31, 2018

bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2018:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Assets Derivative	Derivatives Available for Offset	Collateral Received	Net Amount of Assets Derivative
Bank of America NA	Forward Foreign Currency Contracts	$200	$(200)	$—	$—
Goldman Sachs International	Forward Foreign Currency Contracts	915	(915)	—	—
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	8,866	(82)	—	8,784
Total		$9,981	$(1,197)	$—	$8,784

Amounts designated as “—” are zero.

28

Notes to Financial Statements (Continued)

December 31, 2018

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liabilities Derivative	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities Derivative
Bank of America NA	Forward Foreign Currency Contracts	$(19,255)	$200	$—	$(19,055)
Credit Suisse International	Forward Foreign Currency Contracts	(7,681)	—	—	(7,681)
Goldman Sachs International	Forward Foreign Currency Contracts	(39,842)	915	—	(38,927)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(8,073)	—	—	(8,073)
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	(82)	82	—	—
Total		$(74,933)	$1,197	$—	$(73,736)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $57,975,691, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new

29

Notes to Financial Statements (Continued)

December 31, 2018

loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

30

Notes to Financial Statements (Continued)

December 31, 2018

Natixis Financial Products LLC, 2.90%, dated 12/31/2018, due 1/2/2019, repurchase price $362,058,322, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 7.88%, maturing 9/30/2019 - 11/15/2046; total market value $369,299,513.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$15,000,000	$—	$15,000,000	$(15,000,000)	$—
ML Pierce Fenner & Smith, Inc.	13,975,691	—	13,975,691	(13,975,691)	—
Natixis Financial Products LLC	5,000,000	—	5,000,000	(5,000,000)	—
NatWest Markets Securities, Inc.	12,000,000	—	12,000,000	(12,000,000)	—
Pershing LLC	12,000,000	—	12,000,000	(12,000,000)	—
Total	$57,975,691	$—	$57,975,691	$(57,975,691)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

31

Notes to Financial Statements (Continued)

December 31, 2018

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to foreign currency gain/loss, investments in real estate investment trusts, investments in passive foreign investment companies (PFICs), investment in partnerships and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2018 were as follows:

Capital	Total Distributable Earnings (Loss)
$(727)	$727

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

32

Notes to Financial Statements (Continued)

December 31, 2018

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2019. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $95,735, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.75%, and after contractual fee waivers was 0.74% and after contractual fee waivers and expense reimbursements stemming from the expense limitation agreement described below was 0.74%.

33

Notes to Financial Statements (Continued)

December 31, 2018

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
$—	$—	$29,759	$29,759

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $263,403 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

34

Notes to Financial Statements (Continued)

December 31, 2018

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $2,773.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.01% for Class I and Class II shares, respectively, for a total amount of $61,239.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available

35

Notes to Financial Statements (Continued)

December 31, 2018

through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $414,223,143 and sales of $921,594,201 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program

36

Notes to Financial Statements (Continued)

December 31, 2018

requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $129,625 of brokerage commissions.

37

Notes to Financial Statements (Continued)

December 31, 2018

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,962,948	$76,484,970	$103,447,918	$—	$103,447,918

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,490,967	$41,765,840	$68,256,807	$—	$68,256,807

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,064,008	$88,357,868	$94,421,876	$—	$(61,113,615)	$33,308,261

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$572,655,576	$20,531,464	$(81,645,068)	$(61,113,604)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT

Multi-Manager Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Mid Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 52.56%.

The Fund designates $76,484,970, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

41

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

42

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

44

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

46

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

47

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

49

Annual Report

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund

AR-MM-SCG 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Small Cap Growth Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Small Cap Growth Fund (Class I) registered -7.94% versus -9.31% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Small Growth (consisting of 103 funds as of December 31, 2018), was -6.70% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by OppenheimerFunds, Inc. and Wellington Management Company LLP.

The following commentary is provided by OppenheimerFunds, Inc.

Overview

The Fund sleeve’s performance was driven by stock selection in the Information Technology, Health Care, Consumer Discretionary, and Industrials sectors. Underperforming sectors included underweight positions in Communication Services and Consumer Staples, and stock selection in Energy.

Global Market and Economic Environment

After markets closed in 2017 with strong performance, volatility made a comeback in 2018 due to a combination of the U.S. Administration’s trade wars with other nations, a slowing of global economic activity, and the prospect of rising interest rates interrupting the upward march of the equity markets. Over the fourth quarter of 2018, equity market volatility spiked and all major equity indexes across the world had substantially negative performance.

Top Individual Contributors

Top individual contributors to the Fund sleeve’s performance this reporting period included holdings in ABIOMED, Inc. (Health Care), RingCentral, Inc. (Information Technology), and MongoDB, Inc. (Information Technology).

ABIOMED is a manufacturer of medical devices used to support heart function during cardiac procedures. During the reporting period, the company received two new approvals from the U.S. Food and Drug Administration (FDA) for its heart pump that could meaningfully increase the company’s market opportunity. We sold ABIOMED solely as a result of its tremendous success driving the market capitalization well above the high end of our small-cap universe.

RingCentral is a global provider of cloud enterprise unified communications and collaboration solutions. The company reported strong results throughout the reporting period.

MongoDB, Inc. operates a general-purpose database platform worldwide. The company reported better-than-expected results over the third quarter of 2018.

Top Individual Detractors

Top detractors from the Fund sleeve’s performance for the reporting period included holdings in Matador Resources Company (Energy), Coherent, Inc. (Information Technology), and Boyd Gaming Corporation (Consumer Discretionary).

Matador Resources engages in the exploration, development, production, and acquisition of oil and natural gas resources. The collapse in oil prices negatively affected the shares of exploration and production companies over the fourth quarter of 2018.

Coherent is an applied technologies company that designs and manufactures photonic solutions, primarily lasers, for global commercial and scientific applications markets. Coherent experienced declines due partly to lower-than-expected guidance for second-quarter profits. We exited the Fund’s position.

3

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Growth Fund

Boyd Gaming engages in the management and operation of gaming and entertainment properties. Its shares underperformed during the reporting period due to poor price trends in the broader gaming group.

Fund Sleeve Positioning

At period end, the Fund sleeve had its largest overweight positions relative to the Index in the Consumer Discretionary and Information Technology sectors, and its largest underweight positions in the Industrials, Real Estate, and Communication Services sectors. The Fund sleeve had no investments in the Real Estate and Utilities sectors.

The Fund sleeve did not hold derivatives during the reporting period.

Subadviser:

OppenheimerFunds, Inc.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The following commentary is provided by Wellington Management Company LLP

Market Commentary

U.S. equities, as measured by the S&P 500® Index, posted negative results over the reporting period. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the United States and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world.

This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating in the first year of negative U.S. equity returns since 2008.

Returns during the reporting period varied by market capitalization. Small- to mid-cap stocks, as measured by the Russell 2000® Index and the S&P MidCap® 400 Index, underperformed large-cap stocks, as measured by the S&P 500 Index.

Portfolio Review

The Fund sleeve underperformed the Russell 2000 Growth Index during the reporting period, driven by weak security selection. Selection within Health Care, Consumer Discretionary, and Consumer Staples detracted from Fund performance and was only partially offset by stronger selection in the Information Technology and Energy sectors. Sector allocation, a residual of our bottom-up stock selection process, contributed to relative Fund performance, particularly a modest overweight in Information Technology and Consumer Staples and an underweight in Industrials and Materials.

Among the top detractors from relative Fund performance during the reporting period were Fund holdings JELD-WEN (Industrials), Floor & Décor (Consumer Discretionary) and Altra (Industrials). JELD-WEN is a designer, manufacturer and distributor of doors and aluminum windows. Shares fell after the company’s earnings came in lower than estimates due to headwinds in the housing market. Floor & Décor, a surface and flooring company, declined during the reporting period over concerns around rising interest rates and slowing housing starts. Shares of Altra, a manufacturer of motion control and transmission products, fell during the reporting period on concerns that tariffs on aluminum and steel could diminish margins. We continued to hold all three names as of the end of the reporting period.

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Growth Fund

The top relative contributors to Fund performance during the reporting period were Fund holdings Wingstop (Consumer Discretionary), MongoDB (Information Technology), and Etsy (Consumer Discretionary). Shares of Wingstop, an owner and operator of restaurants and franchises, rose on the back of high same-store sales growth and optimism about the rollout of delivery services in 2019. Shares of MongoDB, a database platform company, rose as a result of strong subscription growth and optimism about its rollout of a mobile database platform. Shares of Etsy, an e-commerce company, rose during the reporting period on the back of strong revenue growth. In addition, the company raised its revenue guidance for the year. We continued to hold all three names as of the end of the reporting period.

The Fund sleeve utilized exchange-traded funds (ETFs) during the reporting period to equitize cash. The positions did not have a material impact on the Fund sleeve’s performance during the period. The Fund sleeve did not hold derivatives during the reporting period.

Subadviser:

Wellington Management Company LLP

Portfolio Manager:

Mammen Chally, CFA; Douglas McLane,

CFA; and David Siegle, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation†

Common Stocks	96.8%
Repurchase Agreements	16.9%
Exchange Traded Fund	0.7%
Liabilities in excess of other assets††	(14.4)%
100.0%

Top Industries†††

Software	10.8%
Health Care Equipment & Supplies	8.8%
Biotechnology	6.0%
Hotels, Restaurants & Leisure	3.8%
Machinery	3.7%
IT Services	3.1%
Aerospace & Defense	3.0%
Banks	2.6%
Life Sciences Tools & Services	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Other Industries*	53.5%
100.0%

Top Holdings†††

Insulet Corp.	1.4%
New Relic, Inc.	1.2%
ICU Medical, Inc.	1.2%
Etsy, Inc.	1.1%
Bright Horizons Family Solutions, Inc.	1.1%
HEICO Corp.	1.1%
HubSpot, Inc.	1.1%
RingCentral, Inc., Class A	1.0%
Ingevity Corp.	1.0%
Merit Medical Systems, Inc.	1.0%
Other Holdings*	88.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(7.94)%	5.23%	12.87%
Class II	(8.22)%	4.97%	12.59%
Class Y	(7.85)%	5.38%	13.04%
Russell 2000® Growth Index	(9.31)%	5.13%	13.52%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	1.06%
Class II	1.31%
Class Y	0.91%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Multi-Manager Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	836.60	5.05	1.09
	Hypothetical	(b)(c)	1,000.00	1,019.71	5.55	1.09
Class II Shares	Actual	(b)	1,000.00	835.10	6.20	1.34
	Hypothetical	(b)(c)	1,000.00	1,018.45	6.82	1.34
Class Y Shares	Actual	(b)	1,000.00	836.90	4.35	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.47	4.79	0.94

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 96.8%

	Shares	Value

Aerospace & Defense 3.4%
Aerojet Rocketdyne Holdings, Inc.* (a)	40,235	$1,417,479
Axon Enterprise, Inc.*	12,374	541,362
HEICO Corp. (a)	28,149	2,180,985
Mercury Systems, Inc.*	40,765	1,927,777

		6,067,603

Auto Components 0.8%
Cooper Tire & Rubber Co. (a)	13,440	434,515
Tenneco, Inc., Class A	19,479	533,530
Visteon Corp.* (a)	6,962	419,669

		1,387,714

Banks 2.9%
First Busey Corp.	18,081	443,708
First Hawaiian, Inc.	22,463	505,642
Great Western Bancorp, Inc.	13,977	436,781
IBERIABANK Corp.	9,397	604,039
Seacoast Banking Corp. of Florida* (a)	19,001	494,406
Sterling Bancorp	36,353	600,188
Triumph Bancorp, Inc.* (a)	11,123	330,353
Western Alliance Bancorp*	18,010	711,215
Wintrust Financial Corp.	17,090	1,136,314

		5,262,646

Biotechnology 6.9%
Abeona Therapeutics, Inc.*	18,617	132,925
Agios Pharmaceuticals, Inc.* (a)	15,558	717,379
Amicus Therapeutics, Inc.* (a)	52,663	504,512
Aptinyx, Inc.*	3,341	55,260
Arena Pharmaceuticals, Inc.* (a)	15,233	593,325
Audentes Therapeutics, Inc.*	12,215	260,424
Avrobio, Inc.* (a)	3,883	64,652
Biohaven Pharmaceutical Holding Co. Ltd.*	9,648	356,783
Blueprint Medicines Corp.* (a)	10,972	591,501
Five Prime Therapeutics, Inc.* (a)	21,146	196,658
Flexion Therapeutics, Inc.*	13,025	147,443
G1 Therapeutics, Inc.*	10,584	202,684
Genomic Health, Inc.*	13,220	851,500
GlycoMimetics, Inc.*	15,118	143,167
Heron Therapeutics, Inc.* (a)	39,273	1,018,742
Karyopharm Therapeutics, Inc.* (a)	11,493	107,689
Ligand Pharmaceuticals, Inc.* (a)	12,110	1,643,327
Loxo Oncology, Inc.*	9,228	1,292,566
Madrigal Pharmaceuticals, Inc.* (a)	1,357	152,961
Minerva Neurosciences, Inc.*	10,363	69,847
Natera, Inc.*	15,490	216,240
Portola Pharmaceuticals, Inc.* (a)	13,634	266,136
REGENXBIO, Inc.* (a)	7,878	330,482
Repligen Corp.* (a)	25,400	1,339,596
Rigel Pharmaceuticals, Inc.*	85,166	195,882
Spark Therapeutics, Inc.* (a)	8,766	343,101
Ultragenyx Pharmaceutical, Inc.* (a)	11,999	521,717

		12,316,499

Building Products 1.8%
American Woodmark Corp.* (a)	5,599	311,752
Armstrong World Industries, Inc.	7,382	429,706
JELD-WEN Holding, Inc.* (a)	19,747	280,605
Lennox International, Inc. (a)	4,990	1,092,112
Trex Co., Inc.* (a)	17,700	1,050,672

		3,164,847

Common Stocks (continued)

	Shares	Value

Capital Markets 1.6%
Blucora, Inc.* (a)	21,103	$562,184
Evercore, Inc., Class A	8,946	640,176
Hamilton Lane, Inc., Class A	20,160	745,920
LPL Financial Holdings, Inc.	16,540	1,010,263

		2,958,543

Chemicals 2.1%
Ashland Global Holdings, Inc.	9,240	655,671
Ingevity Corp.*	24,770	2,073,001
OMNOVA Solutions, Inc.*	43,089	315,842
PolyOne Corp.	24,548	702,073

		3,746,587

Commercial Services & Supplies 1.5%
Advanced Disposal Services, Inc.*	29,999	718,176
Casella Waste Systems, Inc., Class A*	23,750	676,637
Clean Harbors, Inc.*	12,837	633,506
MSA Safety, Inc.	7,518	708,722

		2,737,041

Communications Equipment 0.1%
Lumentum Holdings, Inc.*	6,195	260,252

Construction Materials 0.2%
Summit Materials, Inc., Class A* (a)	30,033	372,409

Consumer Finance 1.5%
Green Dot Corp., Class A*	22,630	1,799,537
OneMain Holdings, Inc.*	12,969	315,017
SLM Corp.* (a)	69,731	579,465

		2,694,019

Containers & Packaging 0.3%
Graphic Packaging Holding Co. (a)	48,301	513,923

Distributors 1.2%
Core-Mark Holding Co., Inc.	18,429	428,474
Pool Corp.	12,040	1,789,746

		2,218,220

Diversified Consumer Services 1.7%
Bright Horizons Family Solutions, Inc.*	20,295	2,261,878
Strategic Education, Inc. (a)	7,060	800,745

		3,062,623

Diversified Telecommunication Services 0.4%
ORBCOMM, Inc.* (a)	35,474	293,015
Vonage Holdings Corp.*	56,755	495,471

		788,486

Electrical Equipment 0.7%
AZZ, Inc. (a)	11,766	474,876
Generac Holdings, Inc.* (a)	14,095	700,521

		1,175,397

Electronic Equipment, Instruments & Components 1.8%
CTS Corp.	20,248	524,221
ePlus, Inc.*	9,107	648,145
Novanta, Inc.*	24,040	1,514,520

10

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Rogers Corp.*	5,311	$526,108

		3,212,994

Energy Equipment & Services 0.2%
ProPetro Holding Corp.* (a)	29,433	362,615

Equity Real Estate Investment Trusts (REITs) 1.4%
Columbia Property Trust, Inc.	24,637	476,726
CoreSite Realty Corp.	5,067	441,994
Corporate Office Properties Trust	18,776	394,859
Pebblebrook Hotel Trust	19,809	560,793
PS Business Parks, Inc.	5,110	669,410

		2,543,782

Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	4,233	542,417
Performance Food Group Co.*	27,447	885,715
PriceSmart, Inc. (a)	9,436	557,667

		1,985,799

Food Products 1.6%
Freshpet, Inc.*	16,850	541,896
Hostess Brands, Inc.* (a)	48,747	533,292
Nomad Foods Ltd.*	30,490	509,793
Post Holdings, Inc.*	6,984	622,484
Simply Good Foods Co. (The)*	32,771	619,372

		2,826,837

Health Care Equipment & Supplies 10.1%
AtriCure, Inc.*	20,090	614,754
Cardiovascular Systems, Inc.*	20,220	576,068
Globus Medical, Inc., Class A* (a)	22,269	963,802
Haemonetics Corp.*	17,307	1,731,565
ICU Medical, Inc.* (a)	10,425	2,393,893
Inogen, Inc.*	9,130	1,133,672
Insulet Corp.* (a)	36,918	2,928,336
Integra LifeSciences Holdings Corp.* (a)	27,221	1,227,667
iRhythm Technologies, Inc.*	20,040	1,392,379
LivaNova plc*	4,521	413,536
Masimo Corp.*	6,420	689,316
Merit Medical Systems, Inc.* (a)	36,440	2,033,716
OraSure Technologies, Inc.*	31,192	364,323
Orthofix Medical, Inc.*	6,378	334,781
Penumbra, Inc.* (a)	10,490	1,281,878

		18,079,686

Health Care Providers & Services 2.6%
Amedisys, Inc.* (a)	6,000	702,660
AMN Healthcare Services, Inc.* (a)	12,760	722,982
HealthEquity, Inc.* (a)	19,830	1,182,860
LHC Group, Inc.* (a)	6,530	613,036
Providence Service Corp. (The)*	7,309	438,686
R1 RCM, Inc.*	57,191	454,668
US Physical Therapy, Inc. (a)	4,623	473,164

		4,588,056

Health Care Technology 2.2%
HMS Holdings Corp.*	28,477	801,058
Medidata Solutions, Inc.* (a)	7,697	518,932

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Omnicell, Inc.*	27,932	$1,710,555
Teladoc Health, Inc.* (a)	17,649	874,861

		3,905,406

Hotels, Restaurants & Leisure 4.4%
BJ’s Restaurants, Inc. (a)	14,570	736,805
Boyd Gaming Corp.	22,170	460,693
Choice Hotels International, Inc. (a)	11,330	811,001
Dunkin’ Brands Group, Inc.	11,961	766,939
Marriott Vacations Worldwide Corp.	9,452	666,461
Planet Fitness, Inc., Class A* (a)	30,240	1,621,469
Shake Shack, Inc., Class A* (a)	9,620	436,940
Texas Roadhouse, Inc. (a)	8,420	502,674
Wingstop, Inc.	29,478	1,892,193

		7,895,175

Household Durables 0.8%
Roku, Inc.*	20,100	615,864
Skyline Champion Corp.	7,600	111,644
TopBuild Corp.*	15,822	711,990

		1,439,498

Household Products 0.3%
WD-40 Co. (a)	3,110	569,939

Insurance 1.7%
James River Group Holdings Ltd.	21,544	787,218
Kemper Corp.	5,920	392,969
Kinsale Capital Group, Inc. (a)	12,736	707,612
Primerica, Inc. (a)	11,580	1,131,482

		3,019,281

Interactive Media & Services 0.5%
Cargurus, Inc.*	15,320	516,744
TrueCar, Inc.*	45,788	414,839

		931,583

Internet & Direct Marketing Retail 1.3%
Etsy, Inc.* (a)	49,289	2,344,678

IT Services 3.6%
CACI International, Inc., Class A*	4,317	621,777
Carbonite, Inc.* (a)	18,983	479,511
EPAM Systems, Inc.*	4,127	478,773
Euronet Worldwide, Inc.* (a)	7,110	727,922
LiveRamp Holdings, Inc.* (a)	11,003	425,046
ManTech International Corp., Class A	24,670	1,290,118
MongoDB, Inc.* (a)	18,413	1,541,905
Okta, Inc.* (a)	7,938	506,444
Science Applications International Corp.	5,785	368,504

		6,440,000

Life Sciences Tools & Services 2.7%
Bio-Techne Corp. (a)	9,910	1,434,175
Medpace Holdings, Inc.*	13,170	697,088
NanoString Technologies, Inc.* (a)	30,732	455,756
PRA Health Sciences, Inc.*	19,040	1,750,918
Syneos Health, Inc.* (a)	14,950	588,283

		4,926,220

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 4.2%
Altra Industrial Motion Corp.	21,594	$543,089
Astec Industries, Inc. (a)	8,897	268,600
Chart Industries, Inc.* (a)	16,270	1,058,038
ITT, Inc.	34,175	1,649,627
John Bean Technologies Corp. (a)	12,377	888,792
Milacron Holdings Corp.*	33,549	398,898
RBC Bearings, Inc.*	14,540	1,906,194
Rexnord Corp.* (a)	26,790	614,831
Welbilt, Inc.*	20,050	222,756

		7,550,825

Media 0.4%
Cable One, Inc.	820	672,482

Metals & Mining 0.5%
Allegheny Technologies, Inc.*	40,850	889,304

Multiline Retail 0.9%
Ollie’s Bargain Outlet Holdings, Inc.*	23,690	1,575,622

Oil, Gas & Consumable Fuels 0.9%
Matador Resources Co.* (a)	43,600	677,108
Newfield Exploration Co.*	16,043	235,190
PDC Energy, Inc.* (a)	11,344	337,597
WildHorse Resource Development Corp.*	32,233	454,808

		1,704,703

Paper & Forest Products 0.4%
Boise Cascade Co.	11,902	283,863
Louisiana-Pacific Corp.	18,396	408,759

		692,622

Personal Products 0.4%
Edgewell Personal Care Co.* (a)	17,120	639,432

Pharmaceuticals 2.0%
Aerie Pharmaceuticals, Inc.* (a)	18,212	657,453
Amneal Pharmaceuticals, Inc.* (a)	36,221	490,070
Assembly Biosciences, Inc.*	8,320	188,199
Catalent, Inc.*	15,114	471,255
Dermira, Inc.*	18,052	129,794
Intersect ENT, Inc.*	28,266	796,536
MyoKardia, Inc.*	12,269	599,463
Revance Therapeutics, Inc.* (a)	16,341	328,944

		3,661,714

Professional Services 1.6%
ASGN, Inc.*	13,603	741,363
Exponent, Inc. (a)	16,839	853,906
Huron Consulting Group, Inc.*	7,496	384,620
Insperity, Inc.	9,540	890,654

		2,870,543

Road & Rail 1.1%
Genesee & Wyoming, Inc., Class A*	18,562	1,373,959
Knight-Swift Transportation Holdings, Inc. (a)	7,880	197,552
Marten Transport Ltd.	26,795	433,811

		2,005,322

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 2.7%
Cirrus Logic, Inc.* (a)	10,632	$352,770
Cohu, Inc. (a)	36,743	590,460
Diodes, Inc.*	13,304	429,187
Entegris, Inc.	29,838	832,331
FormFactor, Inc.*	42,252	595,331
Monolithic Power Systems, Inc.	16,970	1,972,762

		4,772,841

Software 12.3%
2U, Inc.* (a)	9,025	448,723
8x8, Inc.*	26,001	469,058
Alteryx, Inc., Class A*	6,870	408,559
Blackbaud, Inc.	7,463	469,423
Bottomline Technologies DE, Inc.*	12,510	600,480
Cloudera, Inc.*	39,963	441,991
Coupa Software, Inc.* (a)	17,630	1,108,222
Everbridge, Inc.* (a)	25,362	1,439,547
Fair Isaac Corp.*	3,999	747,813
Five9, Inc.*	19,866	868,542
ForeScout Technologies, Inc.* (a)	22,169	576,172
HubSpot, Inc.* (a)	17,192	2,161,550
Instructure, Inc.* (a)	9,902	371,424
MINDBODY, Inc., Class A* (a)	19,148	696,987
New Relic, Inc.* (a)	30,479	2,467,885
Paylocity Holding Corp.* (a)	20,745	1,249,056
Pegasystems, Inc. (a)	12,717	608,254
Pivotal Software, Inc., Class A*	25,218	412,314
Q2 Holdings, Inc.* (a)	20,013	991,644
RealPage, Inc.* (a)	19,130	921,875
RingCentral, Inc., Class A*	25,190	2,076,664
SailPoint Technologies Holding, Inc.*	16,190	380,303
SendGrid, Inc.*	9,284	400,790
Trade Desk, Inc. (The), Class A* (a)	15,081	1,750,301

		22,067,577

Specialty Retail 2.1%
Boot Barn Holdings, Inc.*	30,850	525,375
Burlington Stores, Inc.*	6,640	1,080,129
Caleres, Inc. (a)	22,992	639,867
Five Below, Inc.*	7,131	729,644
Floor & Decor Holdings, Inc., Class A* (a)	13,178	341,310
Michaels Cos., Inc. (The)* (a)	30,231	409,328
		3,725,653

Textiles, Apparel & Luxury Goods 2.6%
Canada Goose Holdings, Inc.* (a)	18,200	795,704
Carter’s, Inc. (a)	10,272	838,401
Oxford Industries, Inc. (a)	11,332	805,025
Steven Madden Ltd. (a)	36,652	1,109,089
Wolverine World Wide, Inc. (a)	36,447	1,162,295

		4,710,514

Thrifts & Mortgage Finance 0.4%
MGIC Investment Corp.*	69,712	729,188

Trading Companies & Distributors 0.9%
Applied Industrial Technologies, Inc.	11,995	647,010
SiteOne Landscape Supply, Inc.* (a)	19,000	1,050,130

		1,697,140

Total Common Stocks (cost $183,007,952)		173,763,840

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Exchange Traded Fund 0.7%

	Shares	Value

Exchange Traded Fund 0.7%
iShares Russell 2000 Growth ETF (a)	7,796	$1,309,729

Total Exchange Traded Fund (cost $1,568,964)		1,309,729

Repurchase Agreements 16.9%

	Principal Amount

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $3,000,500, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $3,060,000. (b)(c)	$3,000,000	3,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $3,000,409, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $3,060,000. (b)(c)	3,000,000	3,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,260,880, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $10,464,353. (b)(c)	10,259,170	10,259,170
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $3,001,447, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $3,061,267. (b)(c)	3,000,000	3,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $5,002,450, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $5,101,305. (b)(c)	5,000,000	5,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $6,001,000, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $6,120,001. (b)(c)	$6,000,000	$6,000,000

Total Repurchase Agreements (cost $30,259,170)		30,259,170

Total Investments (cost $214,836,086) — 114.4%		205,332,739

Liabilities in excess of other assets — (14.4)%		(25,896,195)

NET ASSETS — 100.0%		$179,436,544

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $49,120,600, which was collateralized by cash used to purchase repurchase agreements with a total value of $30,259,170 and by $19,587,165 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $49,846,335.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $30,259,170.

(c)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $184,576,916)	$175,073,569
Repurchase agreements, at value (cost $30,259,170)	30,259,170
Cash	5,297,882
Interest and dividends receivable	77,009
Security lending income receivable	8,056
Receivable for investments sold	196,463
Receivable for capital shares issued	124,472
Prepaid expenses	491

Total Assets	211,037,112

Liabilities:
Payable for investments purchased	964,979
Payable for capital shares redeemed	31,143
Payable upon return of securities loaned (Note 2)	30,259,170
Accrued expenses and other payables:
Investment advisory fees	132,850
Fund administration fees	26,557
Distribution fees	7,292
Administrative servicing fees	15,366
Accounting and transfer agent fees	422
Trustee fees	109
Due to custodian	129,776
Custodian fees	2,616
Compliance program costs (Note 3)	215
Professional fees	18,090
Printing fees	6,461
Other	5,522

Total Liabilities	31,600,568

Net Assets	$179,436,544

Represented by:
Capital	$133,229,577
Total distributable earnings (loss)	46,206,967

Net Assets	$179,436,544

14

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund
Net Assets:
Class I Shares	$59,353,624
Class II Shares	33,338,170
Class Y Shares	86,744,750

Total	$179,436,544

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,721,053
Class II Shares	2,258,188
Class Y Shares	5,288,285

Total	11,267,526

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.95
Class II Shares	$14.76
Class Y Shares	$16.40

*	Includes value of securities on loan of $49,120,600 (Note 2).

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$976,346
Income from securities lending (Note 2)	115,601
Interest income	79,951

Total Income	1,171,898

EXPENSES:
Investment advisory fees	2,122,999
Fund administration fees	142,245
Distribution fees Class II Shares	98,273
Administrative servicing fees Class I Shares	110,579
Administrative servicing fees Class II Shares	58,964
Professional fees	37,260
Printing fees	18,462
Trustee fees	7,447
Custodian fees	12,286
Accounting and transfer agent fees	1,651
Compliance program costs (Note 3)	1,004
Other	7,576

Total Expenses	2,618,746

NET INVESTMENT LOSS	(1,446,848)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 9)	57,672,357
Net change in unrealized appreciation/depreciation in the value of investment securities	(64,873,402)

Net realized/unrealized losses	(7,201,045)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,647,893)

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(1,446,848)	$(1,078,654)
Net realized gains	57,672,357	25,506,248
Net change in unrealized appreciation/depreciation	(64,873,402)	30,644,990

Change in net assets resulting from operations	(8,647,893)	55,072,584

Distributions to Shareholders From:
Distributable earnings:
Class I	(8,369,466)	(499,474	)(a)
Class II	(4,674,856)	(272,426	)(a)
Class Y	(11,558,692)	(1,556,359	)(a)

Change in net assets from shareholder distributions	(24,603,014)	(2,328,259)

Change in net assets from capital transactions	(104,044,293)	100,203,134

Change in net assets	(137,295,200)	152,947,459

Net Assets:
Beginning of year	316,731,744	163,784,285

End of year	$179,436,544	$316,731,744

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$18,143,649	$17,402,255
Dividends reinvested	8,369,466	499,474
Cost of shares redeemed	(23,913,471)	(15,691,709)

Total Class I Shares	2,599,644	2,210,020

Class II Shares
Proceeds from shares issued	13,021,006	4,961,661
Dividends reinvested	4,674,856	272,426
Cost of shares redeemed	(12,322,738)	(6,092,888)

Total Class II Shares	5,373,124	(858,801)

Class Y Shares
Proceeds from shares issued	1,047,983	120,374,577
Dividends reinvested	11,558,692	1,556,359
Cost of shares redeemed	(124,623,736)	(23,079,021)

Total Class Y Shares	(112,017,061)	98,851,915

Change in net assets from capital transactions	$(104,044,293)	$100,203,134

17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	893,656	990,839
Reinvested	406,680	28,541
Redeemed	(1,229,196)	(896,665)

Total Class I Shares	71,140	122,715

Class II Shares
Issued	695,771	304,538
Reinvested	245,271	16,632
Redeemed	(707,435)	(379,663)

Total Class II Shares	233,607	(58,493)

Class Y Shares
Issued	52,093	6,853,441
Reinvested	546,510	86,899
Redeemed	(5,911,782)	(1,260,741)

Total Class Y Shares	(5,313,179)	5,679,599

Total change in shares	(5,008,432)	5,743,821

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net realized gains.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$19.31	(0.12)	(0.88)	(1.00)	(2.36)	(2.36)	$15.95	(7.94%	)	$59,353,624	1.07%	(0.61%	)	1.07%	71.16%
Year Ended December 31, 2017	$15.58	(0.09)	3.96	3.87	(0.14)	(0.14)	$19.31	24.92%		$70,486,445	1.06%	(0.49%	)	1.06%	79.84%
Year Ended December 31, 2016	$18.36	(0.09)	1.45	1.36	(4.14)	(4.14)	$15.58	8.30%		$54,945,124	1.11%	(0.51%	)	1.11%	72.15%
Year Ended December 31, 2015	$20.98	(0.08)	0.31	0.23	(2.85)	(2.85)	$18.36	0.76%		$56,614,269	1.09%	(0.40%	)	1.12%	69.99%
Year Ended December 31, 2014	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	$20.98	2.81%		$56,243,955	1.08%	(0.46%	)	1.19%	68.80%

Class II Shares
Year Ended December 31, 2018	$18.07	(0.16)	(0.79)	(0.95)	(2.36)	(2.36)	$14.76	(8.22%	)	$33,338,170	1.32%	(0.86%	)	1.32%	71.16%
Year Ended December 31, 2017	$14.62	(0.12)	3.71	3.59	(0.14)	(0.14)	$18.07	24.65%		$36,574,872	1.31%	(0.74%	)	1.31%	79.84%
Year Ended December 31, 2016	$17.51	(0.12)	1.37	1.25	(4.14)	(4.14)	$14.62	8.06%		$30,447,030	1.36%	(0.76%	)	1.36%	72.15%
Year Ended December 31, 2015	$20.18	(0.13)	0.31	0.18	(2.85)	(2.85)	$17.51	0.53%		$31,340,169	1.34%	(0.67%	)	1.38%	69.99%
Year Ended December 31, 2014	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	$20.18	2.54%		$26,617,418	1.33%	(0.71%	)	1.44%	68.80%

Class Y Shares
Year Ended December 31, 2018	$19.78	(0.09)	(0.93)	(1.02)	(2.36)	(2.36)	$16.40	(7.85%	)	$86,744,750	0.92%	(0.46%	)	0.92%	71.16%
Year Ended December 31, 2017	$15.93	(0.06)	4.05	3.99	(0.14)	(0.14)	$19.78	25.13%		$209,670,427	0.90%	(0.32%	)	0.90%	79.84%
Year Ended December 31, 2016	$18.66	(0.06)	1.47	1.41	(4.14)	(4.14)	$15.93	8.45%		$78,392,131	0.96%	(0.36%	)	0.96%	72.15%
Year Ended December 31, 2015	$21.24	(0.04)	0.31	0.27	(2.85)	(2.85)	$18.66	0.95%		$76,353,387	0.94%	(0.19%	)	0.99%	69.99%
Year Ended December 31, 2014	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	$21.24	2.96%		$148,923,499	0.93%	(0.31%	)	1.04%	68.80%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

20

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain fair value may include, among others, the following: (i) a multiple of earnings;

21

Notes to Financial Statements (Continued)

December 31, 2018

(ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$173,763,840	$—	$—	$173,763,840
Exchange Traded Fund	1,309,729	—	—	1,309,729
Repurchase Agreements	—	30,259,170	—	30,259,170
Total	$175,073,569	$30,259,170	$—	$205,332,739

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2017	$12,630	$12,630
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	33,680	33,680
Purchases	—	—
Change in Unrealized Appreciation/Depreciation	(12,630)	(12,630)

22

Notes to Financial Statements (Continued)

December 31, 2018

	Rights	Total
Sales	$(33,680)	$(33,680)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2018	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2018	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $30,259,170, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

23

Notes to Financial Statements (Continued)

December 31, 2018

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

24

Notes to Financial Statements (Continued)

December 31, 2018

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$3,000,000	$—	$3,000,000	$(3,000,000)	$—
Citigroup Global Markets Ltd.	3,000,000	—	3,000,000	(3,000,000)	—
ML Pierce Fenner & Smith, Inc.	10,259,170	—	10,259,170	(10,259,170)	—
NatWest Markets Securities, Inc.	8,000,000	—	8,000,000	(8,000,000)	—
Pershing LLC	6,000,000	—	6,000,000	(6,000,000)	—
Total	$30,259,170	$—	$30,259,170	$(30,259,170)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of

25

Notes to Financial Statements (Continued)

December 31, 2018

investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to net operating loss netting to short term gains. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

26

Notes to Financial Statements (Continued)

December 31, 2018

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

27

Notes to Financial Statements (Continued)

December 31, 2018

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $142,245 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,004.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $169,543.

28

Notes to Financial Statements (Continued)

December 31, 2018

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $178,621,807 and sales of $308,203,153 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

29

Notes to Financial Statements (Continued)

December 31, 2018

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments

30

Notes to Financial Statements (Continued)

December 31, 2018

became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $355 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,276,039	$21,326,975	$24,603,014	$—	$24,603,014

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$2,328,259	$2,328,259	$—	$2,328,259

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

31

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,415,539	$45,783,494	$56,199,033	$—	$(9,992,066)	$46,206,967

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$215,324,805	$15,519,886	$(25,511,952)	$(9,992,066)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.30%.

The Fund designates $21,326,975, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

35

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

36

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

38

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

40

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

41

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

43

Annual Report

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund

AR-MM-SCV 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Small Cap Value Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Small Cap Value Fund (Class I) registered -16.95% versus -12.86% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s Morningstar® insurance funds peer category, Small Value (consisting of 58 funds as of December 31, 2018), was -15.23% for the same period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diverse investment strategies. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc.

The following commentary is provided by Epoch Investment Partners, Inc.

Market Review

Equity markets had a choppy year, hitting all-time highs in the third quarter of 2018 only to end the year with losses. Stocks enjoyed solid gains from mid-March through mid-September, helped by supportive economic data and strong corporate results. Tax expenses declined for many companies even as pretax income grew, resulting in exceptionally strong profit growth. Information Technology stocks were especially strong over the first three quarters of 2018, despite calls for increased regulation after revelations about the handling of user data. Some economically sensitive stocks fared well. Oil prices and interest rates also steadily advanced over the period.

The fourth quarter of 2018 saw the reversal of several trends. Investors grew concerned about a slowing global economy, higher costs pressuring profit margins, a hawkish Federal Reserve (Fed)

and the escalating trade dispute between the United States and China. The “FANG” stocks (Facebook, Apple, Netflix and Google) that had led the market in 2017 and during most of 2018 fell sharply. Energy stocks tumbled, with crude oil falling into a bear market on fears of weakening demand combined with oversupply. Long-term bond yields also dropped; the yield on the 10-year Treasury fell by 54 basis points from early November through December. On the short end, the Fed raised interest rates in December for the fourth time in 2018, with additional increases indicated as likely in 2019, albeit at a more moderate pace.

The U.S. economy exhibited strong growth throughout the year, helped by robust consumer confidence and spending. Unemployment touched a 49-year low and wage growth picked up. The housing market was a soft spot, affected by higher mortgage rates, less-favorable tax treatment and a drop in foreign purchases.

Fund Sleeve Review

For the reporting period, the Fund’s sleeve underperformed the benchmark. While security selection was positive in the Consumer Discretionary, Consumer Staples, Energy, and Health Care sectors, selection in other sectors more than offset that advantage. Certain holdings within the Financials, Information Technology, and Materials sectors, among others, detracted from Fund sleeve results. Ten of 11 sectors posted positive returns for the reporting period. Against this backdrop, the Fund sleeve’s less-than-index weight in Energy was a positive factor.

Top contributors to the Fund sleeve’s results included CyberArk Software, which consistently reported quarterly results that came in ahead of expectations. The company also raised its guidance for full-year 2018 revenue and earnings. CyberArk is a leader in the small but fast-growing privileged access management security market. The company’s products seek to block hacker attempts to infiltrate corporate networks via human error (phishing, spear phishing, stolen credentials, etc.). Unlike many smaller security vendors, the company is both profitable and free-cash-flow positive due to a focus on managing operating expenses. We believe that the

3

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

company should gain market share over time due to its best-in-breed technology.

In Health Care, the Fund sleeve’s holding of Molina Healthcare’s shares also moved higher after the company reported profits that exceeded expectations. Molina is well positioned for long-term growth in the Medicaid Insurance market. According to the latest Centers for Medicare & Medicaid Services projections, Medicaid membership is expected to grow from 65 million in 2013 to 82 million in 2020. In addition, the company has an opportunity to increase its operating margin by leveraging its fixed cost over a larger membership base.

In Information Technology, the Fund sleeve’s holding of PTC Inc. shares continued to perform well during the reporting period on increasing revenue, profits, and cash flow growth. The company is in the process of transitioning to a subscription software business, which will result in a highly recurring, high-renewal business with healthy cash flows. In addition, the company has a solid position in the emerging Internet of Things (IoT) market, which we believe should grow dramatically over the next 10 years.

Some of the detractors from the return of the Fund’s sleeve are as follows. In Information Technology, shares of Universal Display and Coherent Corp continued to decline despite generally positive results due to fears about slowing adoption of organic light-emitting diode (OLED) phones driven by lower-than-expected sales of the iPhone X. While this has resulted in some excess inventory in 2018, we expect OLED adoption to continue to increase over time, driving strong free cash flow growth.

In Financials, Bank OZRK’s shares came under pressure due to investor concerns relative to the company’s real estate lending portfolio, which is much larger than that of the typical mid-sized bank. In addition, the company reported disappointing third-quarter results. The main issue in the third quarter was one of credit, though, as the company had $45.4 million of net charge-offs (NCO’s) on two commercial real estate loans totaling $66 million. We view these two credit issues as anomalies in an otherwise excellent 20-year credit track record by the current management team. We believe the decline in the stock price was a significant over-reaction. In stress testing our assumptions, we could not come up with a scenario, outside of a financial crisis much greater than that of 2008–2009, in which the company would have to raise additional capital.

Securities that are no longer held in the portfolio include BankUnited Inc., Bank of Hawaii Corp., Black Hills Corp., CONMED Corp., Gibraltar Industries, John Bean Technologies, LivaNova Plc., Oil States International, Pacira Pharmaceuticals, and Red Rock Resorts Inc.

The Fund’s sleeve did not hold derivatives during the reporting period.

Subadviser:

Epoch Investment Partners, Inc.

Portfolio Managers:

Michael Caputo; Justin Howell, CFA; David N. Pearl; and Michael A. Welhoelter, CFA

The following commentary is provided by J.P. Morgan Investment Management Inc.

Market Review

The S&P 500® Index (S&P 500) ended 2018 down 4.38% after a fourth-quarter drawdown that saw a more prolonged increase in market volatility. The forward price/earnings ratio for the S&P 500 ended the year at 14.4 times, falling meaningfully below its 25-year average of 16.1 times. Only three of the 11 sectors ended the year in positive territory, namely Health Care, Utilities, and Consumer Discretionary. The weakest-performing sectors were Energy and Materials. Large-capitalization stocks, as represented by the S&P 500, greatly outperformed small-cap stocks, which were down 11.01% as measured by the Russell 2000® Index. Growth also outperformed value, as the Russell 2000® Growth Index was down 9.31% compared to the 12.86% decrease in the Russell 2000® Value Index.

The year started off with a short-lived uptick in volatility, partially driven by concerns over interest rate movements, trade policy, and the

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

long-term implications of the Tax Cuts and Jobs Act. Day-to-day price movements saw a significant departure from 2017. In the first quarter of 2018, the S&P 500 saw six trading days of plus or minus 2% moves, compared to 2017, in which there were zero days with that level of price change. The overall economic environment was strong during the first half of 2018. Economic growth remained stable, with first-quarter real gross domestic product (GDP) growth up 2.8% year over year. Monthly data on retail sales, homebuilding, durable goods and other economic indicators all came in with healthy figures. The second half of the year started off strong as earnings growth was driven by record margins, with 80% of companies exceeding earnings estimates and 62% beating revenue estimates for the second quarter. Robust corporate profits partially tempered the effects of a flattening yield curve and trade uncertainty over the third quarter. The last three months of the year, however, witnessed a significant drawdown characterized by heightened volatility. Even so, economic indicators remain mainly positive, with the exception of the yield curve. While good signs, such as consumer and small business confidence, are still at high levels, wages are rising across income levels, and December 2018 same-store retail sales are robust, we remain mindful of the pressure that rising rates, tariffs and the partial government shutdown could put on stocks.

Fund Sleeve Review

The Fund’s sleeve underperformed its benchmark for the reporting period.

From a traditional attribution perspective, stock selection in the Consumer Cyclical, Media and Industrial Cyclical sectors hurt performance. Fund sleeve holdings Dana, LSC Communications and YRC Worldwide were the top individual detractors. Within the Consumer Cyclicals sector, the Fund sleeve’s overweight position in Dana detracted from performance. The stock fell after Dana reported fourth-quarter 2017 results that did not meet Wall Street’s expectations. Margins were below consensus, affected by increased new vehicle launch costs and higher-compensation expenses. Shares further declined despite the fact that the company exceeded earnings estimates for the first quarter of 2018. Margins modestly missed expectations again due to continued higher launch costs, which weighed on the stock.

Within the Media sector, the Fund sleeve’s overweight position in LSC Communications detracted from performance. Despite beating consensus estimates for its second-quarter 2018 earnings report, LSC Communications stock declined after the company lowered its 2018 sales guidance due to closing a retail property and selling its European operations. Within the Industrial Cyclical sector, the Fund sleeve’s overweight position in YRC Worldwide held back results. YRC Worldwide stock trended down after the company delivered its fourth-quarter 2017 report. Earnings came in below consensus estimates due to cost pressures from outsourced transportation and increased legal expenses. Shares continued to fall after the company reported mixed third-quarter 2018 earnings, beating revenue expectations while falling short of earnings-per-share estimates.

Alternatively, stock selection in the Energy, Materials and Real Estate sectors aided returns. First Bancorp, Renewable Energy and Verso were the top individual contributors. Within the Finance sector, the Fund sleeve’s overweight position in First Bancorp contributed to returns as shares rose after the company exceeded earnings estimates for the fourth quarter of 2017. Lower expenses were a primary driver, although credit trends also were favorable. Subsequently, the company reported first-quarter 2018 results that came in above expectations and highlighted net interest margin expansion. In addition, within the Energy sector, the Fund sleeve’s overweight position in Renewable Energy contributed to performance. Shares began to rally halfway through the year when S&P Dow Jones announced that Renewable Energy would join the S&P SmallCap 600. Large purchase volumes ahead of its inclusion proved to be a tailwind. The company’s shares rose higher after the company announced better-than-expected second-quarter 2018 results driven by good execution across all aspects of the business. In addition, fuel sales volumes rose and the average selling price per gallon increased. Within the Materials sector, the Fund sleeve’s overweight position in Verso

5

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

contributed to performance. Shares rose after the company posted better-than-expected second-quarter 2018 earnings on strong sales from continued upward pricing momentum in all graphic paper markets.

From our proprietary attribution framework, during the year, stock-specific picks and our alpha model detracted from performance. From a factor perspective, valuation factors detracted, while momentum was modestly additive over the year.

Derivatives

The Fund’s sleeve held a minor position in futures to equitize an excess cash position to stay fully invested. These futures positions did not have a significant impact on the Fund sleeve’s performance.

Subadviser:

J.P. Morgan Investment Management Inc.

Portfolio Managers:

Phillip Hart, CFA and Dennis S. Ruhl, CFA

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund may invest in real estate investment trusts (REITs), which are subject to abrupt or erratic price movements and generally lack liquidity. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation†

Common Stocks	96.8%
Repurchase Agreements	14.6%
Master Limited Partnership	0.4%
Futures	(0.1)%
Liabilities in excess of other assets††	(11.7)%
100.0%

Top Industries†††

Banks	13.4%
Equity Real Estate Investment Trusts (REITs)	8.1%
Machinery	4.1%
Electronic Equipment, Instruments & Components	3.8%
Health Care Providers & Services	2.8%
Thrifts & Mortgage Finance	2.6%
Insurance	2.6%
Commercial Services & Supplies	2.5%
Auto Components	2.4%
Oil, Gas & Consumable Fuels	2.3%
Other Industries*	55.4%
100.0%

Top Holdings†††

GEO Group, Inc. (The)	1.0%
Tech Data Corp.	0.9%
Helen of Troy Ltd.	0.8%
Fabrinet	0.8%
IBERIABANK Corp.	0.8%
First Bancorp/PR	0.7%
Cousins Properties, Inc.	0.7%
Hancock Whitney Corp.	0.7%
Xenia Hotels & Resorts, Inc.	0.7%
CoreCivic, Inc.	0.7%
Other Holdings*	92.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(16.95)%	2.78%	11.40%
Class II	(17.12)%	2.52%	11.13%
Class IV	(16.95)%	2.79%	11.42%
Class Y	(16.85)%	2.94%	11.58%
Russell 2000® Value Index	(12.86)%	3.61%	10.40%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	1.05%
Class II	1.30%
Class IV	1.05%
Class Y	0.90%

^	Current effective prospectus dated April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT Multi-Manager Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	810.90	4.88	1.07
	Hypothetical	(b)(c)	1,000.00	1,019.81	5.45	1.07
Class II Shares	Actual	(b)	1,000.00	809.80	6.02	1.32
	Hypothetical	(b)(c)	1,000.00	1,018.55	6.72	1.32
Class IV Shares	Actual	(b)	1,000.00	810.90	4.88	1.07
	Hypothetical	(b)(c)	1,000.00	1,019.81	5.45	1.07
Class Y Shares	Actual	(b)	1,000.00	811.00	4.20	0.92
	Hypothetical	(b)(c)	1,000.00	1,020.57	4.69	0.92

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 96.8%

	Shares	Value

Aerospace & Defense 1.5%
Engility Holdings, Inc.*	14,600	$415,516
Hexcel Corp.	30,028	1,721,806
Moog, Inc., Class A	15,075	1,168,011
Vectrus, Inc.*	44,000	949,520

		4,254,853

Air Freight & Logistics 0.6%
XPO Logistics, Inc.* (a)	29,855	1,702,929

Airlines 0.6%
SkyWest, Inc.	34,500	1,534,215

Auto Components 2.7%
American Axle & Manufacturing Holdings, Inc.* (a)	37,700	418,470
Cooper-Standard Holdings, Inc.*	18,800	1,167,856
Dana, Inc.	73,900	1,007,257
Dorman Products, Inc.* (a)	21,583	1,942,902
LCI Industries (a)	21,870	1,460,916
Modine Manufacturing Co.*	6,700	72,427
Stoneridge, Inc.* (a)	8,600	211,990
Tenneco, Inc., Class A	31,800	871,002
Tower International, Inc.	7,900	188,020

		7,340,840

Banks 15.0%
1st Source Corp.	1,840	74,225
Allegiance Bancshares, Inc.*	5,400	174,798
Bancorp, Inc. (The)*	103,400	823,064
Bank of Commerce Holdings	4,100	44,936
Bank of Marin Bancorp	1,400	57,736
Bank of NT Butterfield & Son Ltd. (The)	55,700	1,746,195
Bank OZK (a)	70,605	1,611,912
Banner Corp.	6,800	363,664
Berkshire Hills Bancorp, Inc.	3,700	99,789
Boston Private Financial Holdings, Inc.	82,300	869,911
Cathay General Bancorp (a)	9,100	305,123
CenterState Bank Corp.	9,846	207,160
Central Valley Community Bancorp	4,300	81,141
Chemung Financial Corp. (a)	1,000	41,310
Community Trust Bancorp, Inc.	7,057	279,528
Customers Bancorp, Inc.* (a)	12,740	231,868
Eagle Bancorp, Inc.* (a)	35,969	1,752,050
East West Bancorp, Inc.	6,722	292,609
Enterprise Financial Services Corp.	31,200	1,174,056
Farmers National Banc Corp.	15,300	194,922
Fidelity Southern Corp.	41,984	1,092,424
Financial Institutions, Inc.	24,000	616,800
First Bancorp/NC	6,600	215,556
First Bancorp/PR	259,400	2,230,840
First Bancshares, Inc. (The)	4,000	121,000
First Business Financial Services, Inc.	9,300	181,443
First Citizens BancShares, Inc., Class A	1,000	377,050
First Commonwealth Financial Corp.	16,500	199,320
First Community Bancshares, Inc.	11,000	346,280
First Financial Bancorp (a)	11,300	268,036
First Financial Corp.	2,300	92,345
First Hawaiian, Inc.	8,500	191,335
First Merchants Corp.	29,100	997,257
First Midwest Bancorp, Inc.	15,200	301,112

Common Stocks (continued)

	Shares	Value

Banks (continued)
Flushing Financial Corp.	7,100	$152,863
Franklin Financial Network, Inc.*	6,000	158,220
Fulton Financial Corp. (a)	55,400	857,592
Great Southern Bancorp, Inc.	10,000	460,300
Green Bancorp, Inc.	39,500	677,030
Hancock Whitney Corp. (a)	62,700	2,172,555
Hanmi Financial Corp.	71,590	1,410,323
Heartland Financial USA, Inc.	13,900	610,905
Heritage Commerce Corp.	9,200	104,328
Hilltop Holdings, Inc. (a)	68,000	1,212,440
HomeTrust Bancshares, Inc.	5,200	136,136
Horizon Bancorp, Inc.	52,777	832,821
IBERIABANK Corp.	36,000	2,314,080
Independent Bank Corp./MI	23,600	496,072
MB Financial, Inc.	2,881	114,174
Midland States Bancorp, Inc.	5,000	111,700
Northrim BanCorp, Inc.	4,200	138,054
OFG Bancorp	39,600	651,816
Old Second Bancorp, Inc. (a)	17,000	221,000
Pacific Mercantile Bancorp*	16,100	115,115
PacWest Bancorp (a)	8,046	267,771
Peoples Bancorp, Inc.	13,300	400,330
Preferred Bank (a)	19,500	845,325
Premier Financial Bancorp, Inc.	3,173	47,309
Republic Bancorp, Inc., Class A	3,655	141,522
Shore Bancshares, Inc.	4,000	58,160
Sierra Bancorp	5,700	136,971
Simmons First National Corp., Class A	6,242	150,619
South State Corp. (a)	1,674	100,356
Texas Capital Bancshares, Inc.*	28,135	1,437,417
Towne Bank	3,427	82,077
TriCo Bancshares	36,800	1,243,472
TriState Capital Holdings, Inc.* (a)	4,100	79,786
Trustmark Corp. (a)	5,300	150,679
Umpqua Holdings Corp. (a)	52,800	839,520
United Community Banks, Inc.	76,300	1,637,398
West Bancorporation, Inc.	4,400	83,996
Western Alliance Bancorp*	25,806	1,019,079
Wintrust Financial Corp.	27,200	1,808,528

		41,134,634

Biotechnology 1.0%
Abeona Therapeutics, Inc.* (a)	20,300	144,942
Acceleron Pharma, Inc.* (a)	5,200	226,460
Acorda Therapeutics, Inc.*	7,600	118,408
AMAG Pharmaceuticals, Inc.*	9,800	148,862
BioCryst Pharmaceuticals, Inc.* (a)	72,000	581,040
Corvus Pharmaceuticals, Inc.*	22,900	84,043
Immune Design Corp.*	80,400	104,520
Karyopharm Therapeutics, Inc.* (a)	22,800	213,636
Minerva Neurosciences, Inc.*	52,500	353,850
Momenta Pharmaceuticals, Inc.*	14,200	156,768
Scholar Rock Holding Corp.* (a)	18,400	422,648
Spero Therapeutics, Inc.*	32,200	198,030
Vanda Pharmaceuticals, Inc.*	4,400	114,972

		2,868,179

Building Products 0.5%
American Woodmark Corp.* (a)	16,913	941,716

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Building Products (continued)
Armstrong Flooring, Inc.*	3,900	$46,176
Universal Forest Products, Inc.	14,300	371,228

		1,359,120

Capital Markets 2.0%
Artisan Partners Asset Management, Inc., Class A	32,544	719,548
BGC Partners, Inc., Class A (a)	41,600	215,072
BrightSphere Investment Group plc	22,300	238,164
Diamond Hill Investment Group, Inc.	6,752	1,009,086
Donnelley Financial Solutions, Inc.*	25,600	359,168
GAIN Capital Holdings, Inc. (a)	33,100	203,896
Houlihan Lokey, Inc. (a)	5,300	195,040
Investment Technology Group, Inc.	30,900	934,416
Morningstar, Inc.	7,833	860,377
Piper Jaffray Cos.	3,100	204,104
Pzena Investment Management, Inc., Class A	64,974	562,025
Stifel Financial Corp.	2,800	115,976

		5,616,872

Chemicals 1.5%
AdvanSix, Inc.* (a)	8,000	194,720
FutureFuel Corp.	17,900	283,894
Platform Specialty Products Corp.* (a)	38,223	394,843
Rayonier Advanced Materials, Inc. (a)	4,600	48,990
Stepan Co.	3,200	236,800
Trinseo SA	34,900	1,597,722
Valvoline, Inc. (a)	75,014	1,451,521

		4,208,490

Commercial Services & Supplies 2.8%
ABM Industries, Inc. (a)	26,100	838,071
ACCO Brands Corp.	176,900	1,199,382
Casella Waste Systems, Inc., Class A*	40,179	1,144,700
Essendant, Inc.	27,500	345,950
Kimball International, Inc., Class B	9,500	134,805
LSC Communications, Inc. (a)	101,462	710,234
Quad/Graphics, Inc. (a)	77,250	951,720
UniFirst Corp.	3,600	515,052
US Ecology, Inc. (a)	23,595	1,486,013
VSE Corp.	12,800	382,848

		7,708,775

Communications Equipment 0.7%
ADTRAN, Inc.	11,600	124,584
Ciena Corp.* (a)	21,000	712,110
Comtech Telecommunications Corp.	9,000	219,060
InterDigital, Inc.	7,700	511,511
Ribbon Communications, Inc.*	99,867	481,359

		2,048,624

Construction & Engineering 1.3%
EMCOR Group, Inc.	19,700	1,175,893
HC2 Holdings, Inc.* (a)	48,900	129,096
KBR, Inc.	119,100	1,807,938
Sterling Construction Co., Inc.*	3,400	37,026
Tutor Perini Corp.* (a)	25,908	413,751

		3,563,704

Common Stocks (continued)

	Shares	Value

Construction Materials 0.4%
Summit Materials, Inc., Class A* (a)	82,599	$1,024,228

Consumer Finance 0.7%
Credit Acceptance Corp.*	3,537	1,350,285
FirstCash, Inc. (a)	4,728	342,071
Green Dot Corp., Class A*	3,200	254,464

		1,946,820

Containers & Packaging 0.3%
Berry Global Group, Inc.*	16,706	794,036

Distributors 0.3%
Core-Mark Holding Co., Inc.	18,300	425,475
Pool Corp. (a)	3,163	470,180

		895,655

Diversified Consumer Services 0.7%
K12, Inc.*	30,000	743,700
Service Corp. International (a)	27,711	1,115,645

		1,859,345

Diversified Financial Services 0.2%
Cannae Holdings, Inc.*	23,700	405,744
Marlin Business Services Corp.	7,000	156,310

		562,054

Diversified Telecommunication Services 0.0%†
Frontier Communications Corp.* (a)	20,000	47,600

Electric Utilities 1.7%
El Paso Electric Co.	11,600	581,508
IDACORP, Inc.	16,700	1,554,102
MGE Energy, Inc.	5,350	320,786
PNM Resources, Inc.	1,600	65,744
Portland General Electric Co.	43,800	2,008,230
Spark Energy, Inc., Class A (a)	36,800	273,424

		4,803,794

Electronic Equipment, Instruments & Components 4.2%
Anixter International, Inc.*	4,600	249,826
Benchmark Electronics, Inc.	16,975	359,530
Coherent, Inc.*	10,885	1,150,653
Fabrinet*	46,800	2,401,308
Insight Enterprises, Inc.* (a)	23,664	964,308
KEMET Corp.	53,500	938,390
Kimball Electronics, Inc.*	26,650	412,808
Methode Electronics, Inc. (a)	12,800	298,112
Sanmina Corp.*	70,611	1,698,901
Tech Data Corp.*	32,850	2,687,459
Vishay Intertechnology, Inc.	14,300	257,543
Vishay Precision Group, Inc.*	3,300	99,759

		11,518,597

Energy Equipment & Services 1.5%
Core Laboratories NV (a)	18,470	1,101,920
Diamond Offshore Drilling, Inc.* (a)	21,700	204,848
Exterran Corp.*	25,200	446,040
FTS International, Inc.*	28,724	204,227
Matrix Service Co.*	46,600	836,004

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
McDermott International, Inc.*	67,666	$442,536
Nine Energy Service, Inc.*	34,350	774,249

		4,009,824

Equity Real Estate Investment Trusts (REITs) 9.1%
American Assets Trust, Inc.	45,600	1,831,752
Armada Hoffler Properties, Inc.	73,900	1,039,034
Ashford Hospitality Trust, Inc.	53,900	215,600
Braemar Hotels & Resorts, Inc.	55,200	492,936
Cedar Realty Trust, Inc.	18,800	59,032
City Office REIT, Inc.	6,100	62,525
CoreCivic, Inc.	120,100	2,141,383
CorEnergy Infrastructure Trust, Inc.	2,200	72,776
CorePoint Lodging, Inc.	71,000	869,750
CoreSite Realty Corp.	4,800	418,704
Cousins Properties, Inc.	277,870	2,195,173
DiamondRock Hospitality Co.	138,800	1,260,304
First Industrial Realty Trust, Inc.	38,900	1,122,654
GEO Group, Inc. (The)	148,329	2,922,081
Getty Realty Corp.	24,400	717,604
Global Medical REIT, Inc.	21,200	188,468
Highwoods Properties, Inc.	11,800	456,542
Hudson Pacific Properties, Inc.	7,900	229,574
InfraREIT, Inc.	27,400	575,948
Jernigan Capital, Inc.	24,000	475,680
Kite Realty Group Trust	25,950	365,636
Preferred Apartment Communities, Inc., Class A	41,900	589,114
RLJ Lodging Trust	20,817	341,399
Ryman Hospitality Properties, Inc.	14,796	986,745
STAG Industrial, Inc.	2,800	69,664
Sun Communities, Inc.	5,300	539,063
Sunstone Hotel Investors, Inc.	75,974	988,422
Tier REIT, Inc.	63,300	1,305,879
Urstadt Biddle Properties, Inc., Class A	12,100	232,562
Xenia Hotels & Resorts, Inc.	125,700	2,162,040

		24,928,044

Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.*	39,100	866,456
Casey’s General Stores, Inc.	12,341	1,581,376
SpartanNash Co.	55,500	953,490

		3,401,322

Food Products 1.1%
B&G Foods, Inc. (a)	51,363	1,484,904
Dean Foods Co. (a)	39,200	149,352
Fresh Del Monte Produce, Inc.	14,200	401,434
J&J Snack Foods Corp.	5,305	767,050
Sanderson Farms, Inc. (a)	1,400	139,006

		2,941,746

Gas Utilities 1.5%
New Jersey Resources Corp. (a)	40,100	1,831,367
Southwest Gas Holdings, Inc.	20,500	1,568,250
Spire, Inc. (a)	8,700	644,496

		4,044,113

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies 0.5%
CONMED Corp. (a)	3,500	$224,700
FONAR Corp.*	5,000	101,200
Lantheus Holdings, Inc.*	5,700	89,205
LeMaitre Vascular, Inc. (a)	15,784	373,134
SI-BONE, Inc.* (a)	24,200	505,538

		1,293,777

Health Care Providers & Services 3.2%
American Renal Associates Holdings, Inc.* (a)	17,600	202,752
Civitas Solutions, Inc.*	7,700	134,827
Cross Country Healthcare, Inc.*	21,700	159,061
Diplomat Pharmacy, Inc.* (a)	5,900	79,414
Encompass Health Corp. (a)	28,957	1,786,647
Magellan Health, Inc.* (a)	5,600	318,584
Molina Healthcare, Inc.* (a)	16,914	1,965,745
Owens & Minor, Inc. (a)	155,800	986,214
Patterson Cos., Inc. (a)	72,100	1,417,486
Triple-S Management Corp., Class B*	55,697	968,571
WellCare Health Plans, Inc.* (a)	2,900	684,661

		8,703,962

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.* (a)	38,900	374,996

Hotels, Restaurants & Leisure 1.0%
Choice Hotels International, Inc. (a)	15,792	1,130,392
Eldorado Resorts, Inc.*	22,181	803,174
Lindblad Expeditions Holdings, Inc.* (a)	40,596	546,422
Penn National Gaming, Inc.* (a)	8,400	158,172

		2,638,160

Household Durables 2.4%
Hamilton Beach Brands Holding Co., Class A	4,100	96,186
Helen of Troy Ltd.*	19,300	2,531,774
Hooker Furniture Corp.	11,600	305,544
KB Home	66,900	1,277,790
LGI Homes, Inc.* (a)	45,795	2,070,850
Lifetime Brands, Inc.	24,000	240,720

		6,522,864

Household Products 0.7%
Central Garden & Pet Co., Class A*	59,400	1,856,250

Independent Power and Renewable Electricity Producers 1.1%
Atlantic Power Corp.*	56,500	122,605
Clearway Energy, Inc., Class A	22,057	373,204
Clearway Energy, Inc., Class C	52,000	897,000
Vistra Energy Corp.*	72,275	1,654,375

		3,047,184

Insurance 2.9%
American Equity Investment Life Holding Co.	75,400	2,106,676
CNO Financial Group, Inc.	71,000	1,056,480
FedNat Holding Co.	16,600	330,672
First American Financial Corp.	19,100	852,624
HCI Group, Inc. (a)	5,500	279,455
Heritage Insurance Holdings, Inc.	8,600	126,592
National General Holdings Corp. (a)	4,800	116,208

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Selective Insurance Group, Inc.	5,800	$353,452
Stewart Information Services Corp.	20,100	832,140
Third Point Reinsurance Ltd.*	58,200	561,048
Universal Insurance Holdings, Inc. (a)	32,232	1,222,237

		7,837,584

Internet & Direct Marketing Retail 1.6%
Liberty Expedia Holdings, Inc., Class A*	45,150	1,765,817
PetMed Express, Inc. (a)	47,365	1,101,710
Stamps.com, Inc.*	9,938	1,546,750

		4,414,277

IT Services 2.3%
EVERTEC, Inc.	20,200	579,740
Limelight Networks, Inc.*	196,600	460,044
ManTech International Corp., Class A	5,800	303,311
MAXIMUS, Inc.	19,566	1,273,551
Perspecta, Inc.	33,100	569,982
Travelport Worldwide Ltd.	86,100	1,344,882
Unisys Corp.* (a)	122,350	1,422,930
Virtusa Corp.*	10,000	425,900

		6,380,340

Leisure Products 0.0%†
YETI Holdings, Inc.*	9,300	138,012

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc., Class A*	5,330	1,237,733
Bruker Corp.	47,203	1,405,233
Cambrex Corp.*	10,066	380,092
Charles River Laboratories International, Inc.*	13,849	1,567,430

		4,590,488

Machinery 4.6%
Alamo Group, Inc. (a)	12,878	995,727
Douglas Dynamics, Inc. (a)	23,377	839,001
FreightCar America, Inc.*	4,005	26,793
Global Brass & Copper Holdings, Inc.	66,400	1,669,960
Hurco Cos., Inc.	1,900	67,830
Hyster-Yale Materials Handling, Inc.	5,500	340,780
Kadant, Inc.	3,894	317,205
LB Foster Co., Class A*	4,400	69,960
Meritor, Inc.*	98,700	1,669,017
Middleby Corp. (The)* (a)	13,749	1,412,435
Milacron Holdings Corp.*	27,500	326,975
SPX FLOW, Inc.*	16,500	501,930
Timken Co. (The) (a)	26,553	990,958
Toro Co. (The) (a)	32,880	1,837,334
Wabash National Corp.	33,100	432,948
Woodward, Inc.	15,244	1,132,477

		12,631,330

Marine 0.0%†
Costamare, Inc.	11,633	51,069

Media 1.0%
Beasley Broadcast Group, Inc., Class A	8,502	31,882
Entravision Communications Corp., Class A	172,900	503,139
Gannett Co., Inc. (a)	57,000	486,210

Common Stocks (continued)

	Shares	Value

Media (continued)
Gray Television, Inc.* (a)	19,800	$291,852
Liberty Latin America Ltd., Class A*	10,000	144,800
National CineMedia, Inc.	17,700	114,696
Sinclair Broadcast Group, Inc., Class A	34,900	919,266
TEGNA, Inc.	26,800	291,316

		2,783,161

Metals & Mining 0.8%
Cleveland-Cliffs, Inc.* (a)	54,400	418,336
Commercial Metals Co.	43,800	701,676
Compass Minerals International, Inc. (a)	16,602	692,137
Ramaco Resources, Inc.* (a)	26,900	133,155
Warrior Met Coal, Inc.	5,400	130,194

		2,075,498

Mortgage Real Estate Investment Trusts (REITs) 1.2%
AG Mortgage Investment Trust, Inc.	52,600	837,918
Cherry Hill Mortgage Investment Corp.	16,600	291,164
Dynex Capital, Inc.	30,000	171,600
Invesco Mortgage Capital, Inc.	50,200	726,896
KKR Real Estate Finance Trust, Inc.	14,500	277,675
Redwood Trust, Inc.	69,000	1,039,830

		3,345,083

Multi-Utilities 0.2%
NorthWestern Corp.	6,900	410,136
Unitil Corp. (a)	4,400	222,816

		632,952

Oil, Gas & Consumable Fuels 2.6%
Abraxas Petroleum Corp.*	269,700	293,973
Arch Coal, Inc., Class A (a)	15,700	1,302,943
CVR Energy, Inc.	8,300	286,184
Delek US Holdings, Inc. (a)	50,700	1,648,257
Denbury Resources, Inc.* (a)	228,800	391,248
Gulfport Energy Corp.* (a)	12,800	83,840
Infinity Bio-energy Ltd.Reg. S* (b)(c)(d)	155,500	0
Magnolia Oil & Gas Corp.* (a)	33,303	373,327
Midstates Petroleum Co., Inc.*	14,500	108,895
NACCO Industries, Inc., Class A	1,800	61,020
Peabody Energy Corp. (a)	24,000	731,520
Renewable Energy Group, Inc.* (a)	34,778	893,794
REX American Resources Corp.*	1,200	81,732
Southwestern Energy Co.* (a)	90,600	308,946
W&T Offshore, Inc.* (a)	123,700	509,644

		7,075,323

Paper & Forest Products 0.8%
Boise Cascade Co.	8,700	207,495
Louisiana-Pacific Corp. (a)	11,500	255,530
Schweitzer-Mauduit International, Inc.	45,300	1,134,765
Verso Corp., Class A*	24,400	546,560

		2,144,350

Pharmaceuticals 0.7%
Amphastar Pharmaceuticals, Inc.* (a)	21,400	425,860
Endo International plc*	60,300	440,190
Kala Pharmaceuticals, Inc.*	17,200	84,108
Lannett Co., Inc.*	37,700	186,992

14

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Mallinckrodt plc* (a)	19,800	$312,840
Zogenix, Inc.* (a)	13,600	495,856

		1,945,846

Professional Services 1.2%
Acacia Research Corp.*	66,800	199,064
CBIZ, Inc.*	31,200	614,640
CRA International, Inc.	5,700	242,535
Heidrick & Struggles International, Inc.	9,000	280,710
ICF International, Inc.	1,080	69,962
Kelly Services, Inc., Class A	35,200	720,896
Korn/Ferry International	5,200	205,608
TrueBlue, Inc.* (a)	44,200	983,450

		3,316,865

Real Estate Management & Development 1.1%
Colliers International Group, Inc.	22,044	1,213,302
Cushman & Wakefield plc*	54,200	784,274
Howard Hughes Corp. (The)* (a)	7,983	779,300
Newmark Group, Inc., Class A	19,698	157,978

		2,934,854

Road & Rail 1.1%
ArcBest Corp.	47,600	1,630,776
Covenant Transportation Group, Inc., Class A*	5,200	99,840
Genesee & Wyoming, Inc., Class A* (a)	13,401	991,942
YRC Worldwide, Inc.*	86,800	273,420

		2,995,978

Semiconductors & Semiconductor Equipment 2.1%
Advanced Energy Industries, Inc.* (a)	15,543	667,261
Alpha & Omega Semiconductor Ltd.*	65,853	671,042
Amkor Technology, Inc.*	87,800	575,968
Ichor Holdings Ltd.* (a)	36,716	598,471
Photronics, Inc.* (a)	49,600	480,128
Rambus, Inc.*	77,200	592,124
Synaptics, Inc.* (a)	4,200	156,282
Ultra Clean Holdings, Inc.* (a)	53,500	453,145
Universal Display Corp. (a)	18,134	1,696,798

		5,891,219

Software 1.6%
Avaya Holdings Corp.*	46,200	672,672
CyberArk Software Ltd.*	11,935	884,861
LogMeIn, Inc.	23,252	1,896,666
PTC, Inc.*	7,398	613,294
QAD, Inc., Class A	1,849	72,721
Verint Systems, Inc.*	9,100	385,021

		4,525,235

Specialty Retail 1.8%
American Eagle Outfitters, Inc.	14,400	278,352
America’s Car-Mart, Inc.*	1,500	108,675
Caleres, Inc. (a)	19,100	531,553
Cato Corp. (The), Class A (a)	12,800	182,656
Citi Trends, Inc.	14,500	295,655
Conn’s, Inc.* (a)	26,000	490,360
DSW, Inc., Class A (a)	3,700	91,390

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Office Depot, Inc.	654,900	$1,689,642
Signet Jewelers Ltd.	13,500	428,895
Tilly’s, Inc., Class A	36,700	398,562
Zumiez, Inc.* (a)	16,100	308,637

		4,804,377

Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc. (a)	16,066	1,311,307
Deckers Outdoor Corp.* (a)	8,100	1,036,395

		2,347,702

Thrifts & Mortgage Finance 2.9%
Axos Financial, Inc.* (a)	60,044	1,511,908
Dime Community Bancshares, Inc. (a)	24,800	421,104
First Defiance Financial Corp.	10,200	250,002
Hingham Institution for Savings	5,972	1,180,903
HomeStreet, Inc.*	11,000	233,530
MGIC Investment Corp.* (a)	130,200	1,361,892
Mr Cooper Group, Inc.*	—	3
PennyMac Financial Services, Inc. (a)	57,600	1,224,576
Radian Group, Inc. (a)	42,600	696,936
Riverview Bancorp, Inc.	13,900	101,192
Territorial Bancorp, Inc.	1,600	41,568
TrustCo Bank Corp. (a)	39,900	273,714
United Community Financial Corp.	13,200	116,820
Walker & Dunlop, Inc. (a)	9,000	389,250
WSFS Financial Corp.	1,500	56,865

		7,860,263

Trading Companies & Distributors 1.5%
Applied Industrial Technologies, Inc.	1,300	70,122
DXP Enterprises, Inc.*	12,400	345,216
MRC Global, Inc.* (a)	74,490	911,013
NOW, Inc.* (a)	33,300	387,612
Rush Enterprises, Inc., Class A	26,400	910,272
Veritiv Corp.*	11,200	279,664
Watsco, Inc.	8,680	1,207,735

		4,111,634

Water Utilities 0.1%
Artesian Resources Corp., Class A	1,900	66,253
Consolidated Water Co. Ltd.	18,100	211,046

		277,299

Wireless Telecommunication Services 0.0%†
Spok Holdings, Inc.	3,700	49,062

Total Common Stocks (cost $302,235,112)		265,715,407

Master Limited Partnership 0.4%
Hotels, Restaurants & Leisure 0.4%
Cedar Fair LP	23,389	1,106,300

Total Master Limited Partnership (cost $1,422,520)		1,106,300

15

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund (Continued)

Repurchase Agreements 14.6%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $10,001,667, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $10,200,000. (e)(f)	$10,000,000	$10,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,681, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $5,100,000. (e)(f)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $6,957,223, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $7,095,185. (e)(f)	6,956,064	6,956,064
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $3,001,447, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $3,061,267. (e)(f)	3,000,000	3,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $6,002,940, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $6,121,566. (e)(f)	6,000,000	6,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $9,001,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $9,180,002. (e)(f)	9,000,000	9,000,000

Repurchase Agreements (continued)

Value

Total Repurchase Agreements (cost $39,956,064)	$39,956,064

Total Investments (cost $343,613,696) — 111.8%	306,777,771

Liabilities in excess of other assets — (11.8)%	(32,457,709)

NET ASSETS — 100.0%	$274,320,062

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $62,160,383, which was collateralized by cash used to purchase repurchase agreements with a total value of $39,956,064 and by $23,511,557 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $63,467,621.

(b)	Fair valued security.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $39,956,064.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
Russell 2000 E-Mini Index	77	3/2019	USD	5,193,650	(181,779)

					(181,779)

At December 31, 2018, the Fund had $475,000 segregated as collateral with the broker for open futures contract.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investment securities, at value* (cost $303,657,632)	$266,821,707
Repurchase agreements, at value (cost $39,956,064)	39,956,064
Cash	5,955,924
Deposits with broker for futures contracts	475,000
Interest and dividends receivable	528,147
Security lending income receivable	17,218
Receivable for investments sold	1,472,649
Receivable for capital shares issued	411,213
Receivable for variation margin on futures contracts	27,272
Prepaid expenses	936

Total Assets	315,666,130

Liabilities:
Payable for investments purchased	993,349
Payable for capital shares redeemed	63,511
Payable upon return of securities loaned (Note 2)	39,956,064
Accrued expenses and other payables:
Investment advisory fees	206,219
Fund administration fees	29,673
Distribution fees	7,803
Administrative servicing fees	32,441
Accounting and transfer agent fees	605
Trustee fees	154
Custodian fees	8,897
Compliance program costs (Note 3)	321
Professional fees	31,792
Printing fees	8,848
Other	6,391

Total Liabilities	41,346,068

Net Assets	$274,320,062

Represented by:
Capital	$218,303,548
Total distributable earnings (loss)	56,016,514

Net Assets	$274,320,062

Net Assets:
Class I Shares	$132,855,497
Class II Shares	35,300,561
Class IV Shares	18,808,929
Class Y Shares	87,355,075

Total	$274,320,062

17

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,532,796
Class II Shares	3,431,073
Class IV Shares	1,774,718
Class Y Shares	8,215,896

Total	25,954,483

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.60
Class II Shares	$10.29
Class IV Shares	$10.60
Class Y Shares	$10.63

*	Includes value of securities on loan of $62,160,383 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$6,417,040
Income from securities lending (Note 2)	273,747
Interest income	168,618
Foreign tax withholding	(12,275)

Total Income	6,847,130

EXPENSES:
Investment advisory fees	3,725,472
Fund administration fees	186,569
Distribution fees Class II Shares	110,258
Administrative servicing fees Class I Shares	252,266
Administrative servicing fees Class II Shares	66,156
Administrative servicing fees Class IV Shares	34,269
Professional fees	59,829
Printing fees	25,892
Trustee fees	12,334
Custodian fees	24,098
Accounting and transfer agent fees	2,362
Compliance program costs (Note 3)	1,666
Other	13,031

Total expenses before fees waived	4,514,202

Investment advisory fees voluntarily waived (Note 3)	(58,848)

Net Expenses	4,455,354

NET INVESTMENT INCOME	2,391,776

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	93,768,112
Expiration or closing of futures contracts (Note 2)	(921,989)

Net realized gains	92,846,123

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(150,465,168)
Futures contracts (Note 2)	(205,971)

Net change in unrealized appreciation/depreciation	(150,671,139)

Net realized/unrealized losses	(57,825,016)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,433,240)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$2,391,776	$3,778,406
Net realized gains	92,846,123	57,908,082
Net change in unrealized appreciation/depreciation	(150,671,139)	(9,264,285)

Change in net assets resulting from operations	(55,433,240)	52,422,203

Distributions to Shareholders From:
Distributable earnings:
Class I	(29,274,648)	(9,302,249	)(a)
Class II	(7,975,630)	(2,251,909	)(a)
Class IV	(3,995,084)	(1,218,257	)(a)
Class Y	(18,694,535)	(20,954,262	)(a)

Change in net assets from shareholder distributions	(59,939,897)	(33,726,677)

Change in net assets from capital transactions	(253,423,493)	95,605,880

Change in net assets	(368,796,630)	114,301,406

Net Assets:
Beginning of year	643,116,692	528,815,286

End of year	$274,320,062	$643,116,692	(b)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,301,197	$5,823,101
Dividends reinvested	29,274,648	9,302,249
Cost of shares redeemed	(24,153,104)	(32,268,202)

Total Class I Shares	9,422,741	(17,142,852)

Class II Shares
Proceeds from shares issued	4,144,410	3,695,756
Dividends reinvested	7,975,630	2,251,909
Cost of shares redeemed	(7,280,913)	(7,799,437)

Total Class II Shares	4,839,127	(1,851,772)

Class IV Shares
Proceeds from shares issued	822,289	764,291
Dividends reinvested	3,995,084	1,218,257
Cost of shares redeemed	(2,186,530)	(2,551,566)

Total Class IV Shares	2,630,843	(569,018)

Class Y Shares
Proceeds from shares issued	2,135,315	136,654,073
Dividends reinvested	18,694,535	20,954,262
Cost of shares redeemed	(291,146,054)	(42,438,813)

Total Class Y Shares	(270,316,204)	115,169,522

Change in net assets from capital transactions	$(253,423,493)	$95,605,880

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	309,040	389,541
Reinvested	2,182,268	663,436
Redeemed	(1,689,242)	(2,156,908)

Total Class I Shares	802,066	(1,103,931)

Class II Shares
Issued	284,062	254,263
Reinvested	612,011	165,460
Redeemed	(526,582)	(535,729)

Total Class II Shares	369,491	(116,006)

Class IV Shares
Issued	65,422	50,638
Reinvested	297,858	86,880
Redeemed	(150,253)	(171,278)

Total Class IV Shares	213,027	(33,760)

Class Y Shares
Issued	142,315	8,969,068
Reinvested	1,390,024	1,485,952
Redeemed	(18,900,826)	(2,828,761)

Total Class Y Shares	(17,368,487)	7,626,259

Total change in shares	(15,983,903)	6,372,562

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net investment income of $891,262, $125,954, $117,692 and $2,518,594 for Class I, Class II, Class IV and Class Y, respectively and net realized gains of $8,410,987, $2,125,955, $1,100,565 and $18,435,668 for Class I, Class II, Class IV and Class Y, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $830,557.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$15.34	0.08	(2.13)	(2.05)	(0.09)	(2.60)	(2.69)	$10.60	(16.95%	)	$132,855,497	1.06%	0.54%	1.07%	56.54%
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.06%		$179,948,753	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.18	0.09	3.11	3.20	(0.08)	(1.42)	(1.50)	$14.88	25.93%		$191,007,874	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.07)	(0.96)	(0.10)	(1.62)	(1.72)	$13.18	(6.02%	)	$166,896,737	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%

Class II Shares
Year Ended December 31, 2018	$14.96	0.04	(2.05)	(2.01)	(0.06)	(2.60)	(2.66)	$10.29	(17.12%	)	$35,300,561	1.31%	0.29%	1.32%	56.54%
Year Ended December 31, 2017	$14.54	0.05	1.14	1.19	(0.04)	(0.73)	(0.77)	$14.96	8.75%		$45,811,865	1.29%	0.32%	1.30%	51.07%
Year Ended December 31, 2016	$12.92	0.06	3.04	3.10	(0.06)	(1.42)	(1.48)	$14.54	25.61%		$46,205,478	1.31%	0.47%	1.31%	52.39%
Year Ended December 31, 2015	$15.59	0.07	(1.05)	(0.98)	(0.07)	(1.62)	(1.69)	$12.92	(6.29%	)	$36,287,147	1.30%	0.50%	1.31%	40.80%
Year Ended December 31, 2014	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%

Class IV Shares
Year Ended December 31, 2018	$15.34	0.08	(2.13)	(2.05)	(0.09)	(2.60)	(2.69)	$10.60	(16.95%	)	$18,808,929	1.06%	0.54%	1.07%	56.54%
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.07%		$23,951,637	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.17	0.09	3.12	3.21	(0.08)	(1.42)	(1.50)	$14.88	26.03%		$23,739,941	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.08)	(0.97)	(0.10)	(1.62)	(1.72)	$13.17	(6.10%	)	$21,125,484	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%

Class Y Shares
Year Ended December 31, 2018	$15.38	0.09	(2.13)	(2.04)	(0.11)	(2.60)	(2.71)	$10.63	(16.85%	)	$87,355,075	0.90%	0.60%	0.91%	56.54%
Year Ended December 31, 2017	$14.92	0.11	1.18	1.29	(0.10)	(0.73)	(0.83)	$15.38	9.19%		$393,404,437	0.89%	0.73%	0.90%	51.07%
Year Ended December 31, 2016	$13.20	0.11	3.13	3.24	(0.10)	(1.42)	(1.52)	$14.92	26.20%		$267,861,993	0.91%	0.85%	0.91%	52.39%
Year Ended December 31, 2015	$15.89	0.13	(1.08)	(0.95)	(0.12)	(1.62)	(1.74)	$13.20	(5.94%	)	$237,744,129	0.90%	0.89%	0.91%	40.80%
Year Ended December 31, 2014	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but Contents not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

24

Notes to Financial Statements (Continued)

December 31, 2018

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$4,254,853	$—	$—	$4,254,853
Air Freight & Logistics	1,702,929	—	—	1,702,929
Airlines	1,534,215	—	—	1,534,215
Auto Components	7,340,840	—	—	7,340,840
Banks	41,134,634	—	—	41,134,634
Biotechnology	2,868,179	—	—	2,868,179
Building Products	1,359,120	—	—	1,359,120
Capital Markets	5,616,872	—	—	5,616,872
Chemicals	4,208,490	—	—	4,208,490
Commercial Services & Supplies	7,708,775	—	—	7,708,775
Communications Equipment	2,048,624	—	—	2,048,624
Construction & Engineering	3,563,704	—	—	3,563,704
Construction Materials	1,024,228	—	—	1,024,228
Consumer Finance	1,946,820	—	—	1,946,820
Containers & Packaging	794,036	—	—	794,036
Distributors	895,655	—	—	895,655
Diversified Consumer Services	1,859,345	—	—	1,859,345
Diversified Financial Services	562,054	—	—	562,054
Diversified Telecommunication Services	47,600	—	—	47,600
Electric Utilities	4,803,794	—	—	4,803,794

25

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electronic Equipment, Instruments & Components	$11,518,597	$—	$—	$11,518,597
Energy Equipment & Services	4,009,824	—	—	4,009,824
Equity Real Estate Investment Trusts (REITs)	24,928,044	—	—	24,928,044
Food & Staples Retailing	3,401,322	—	—	3,401,322
Food Products	2,941,746	—	—	2,941,746
Gas Utilities	4,044,113	—	—	4,044,113
Health Care Equipment & Supplies	1,293,777	—	—	1,293,777
Health Care Providers & Services	8,703,962	—	—	8,703,962
Health Care Technology	374,996	—	—	374,996
Hotels, Restaurants & Leisure	2,638,160	—	—	2,638,160
Household Durables	6,522,864	—	—	6,522,864
Household Products	1,856,250	—	—	1,856,250
Independent Power and Renewable Electricity Producers	3,047,184	—	—	3,047,184
Insurance	7,837,584	—	—	7,837,584
Internet & Direct Marketing Retail	4,414,277	—	—	4,414,277
IT Services	6,380,340	—	—	6,380,340
Leisure Products	138,012	—	—	138,012
Life Sciences Tools & Services	4,590,488	—	—	4,590,488
Machinery	12,631,330	—	—	12,631,330
Marine	51,069	—	—	51,069
Media	2,783,161	—	—	2,783,161
Metals & Mining	2,075,498	—	—	2,075,498
Mortgage Real Estate Investment Trusts (REITs)	3,345,083	—	—	3,345,083
Multi-Utilities	632,952	—	—	632,952
Oil, Gas & Consumable Fuels	7,075,323	—	—	7,075,323
Paper & Forest Products	2,144,350	—	—	2,144,350
Pharmaceuticals	1,945,846	—	—	1,945,846
Professional Services	3,316,865	—	—	3,316,865
Real Estate Management & Development	2,934,854	—	—	2,934,854
Road & Rail	2,995,978	—	—	2,995,978
Semiconductors & Semiconductor Equipment	5,891,219	—	—	5,891,219
Software	4,525,235	—	—	4,525,235
Specialty Retail	4,804,377	—	—	4,804,377
Textiles, Apparel & Luxury Goods	2,347,702	—	—	2,347,702
Thrifts & Mortgage Finance	7,860,263	—	—	7,860,263
Trading Companies & Distributors	4,111,634	—	—	4,111,634
Water Utilities	277,299	—	—	277,299
Wireless Telecommunication Services	49,062	—	—	49,062
Total Common Stocks	$265,715,407	$—	$—	$265,715,407
Master Limited Partnership	$1,106,300	$—	$—	$1,106,300
Repurchase Agreements	—	39,956,064	—	39,956,064
Total Assets	$266,821,707	$39,956,064	$—	$306,777,771
Liabilities:
Futures Contracts	$(181,779)	$—	$—	$(181,779)
Total Liabilities	$(181,779)	$—	$—	$(181,779)
Total	$266,639,928	$39,956,064	$—	$306,595,992

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2018

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2018, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain or reduce exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or

27

Notes to Financial Statements (Continued)

December 31, 2018

foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2018

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(181,779)
Total		$(181,779)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(921,989)
Total	$(921,989)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2018

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(205,971)
Total	$(205,971)

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2018:

Futures Contracts:
Average Notional Balance Long	$7,068,975

28

Notes to Financial Statements (Continued)

December 31, 2018

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2018, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $39,956,064, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by

29

Notes to Financial Statements (Continued)

December 31, 2018

purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

30

Notes to Financial Statements (Continued)

December 31, 2018

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
Citigroup Global Markets Ltd.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	6,956,064	—	6,956,064	(6,956,064)	—
NatWest Markets Securities, Inc.	9,000,000	—	9,000,000	(9,000,000)	—
Pershing LLC	9,000,000	—	9,000,000	(9,000,000)	—
Total	$39,956,064	$—	$39,956,064	$(39,956,064)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

31

Notes to Financial Statements (Continued)

December 31, 2018

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to investments in real estate investment trusts, investment in partnerships and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2018 were as follows:

Capital	Total Distributable Earnings (Loss)
$(4,639)	$4,639

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

32

Notes to Financial Statements (Continued)

December 31, 2018

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.84%, and after voluntary fee waivers was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

During the period June 9, 2017 through October 22, 2018, The Trust and NFA had entered into a written contract (the “Fee Waiver Agreement”) waiving an amount of investment advisory fees of the Fund equal to the amount of subadvisory fees waived by J.P. Morgan Investment Management Inc. (the “Subadviser”) pursuant a letter agreement entered into by NFA and the Subadviser dated July 7, 2017 (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subadviser waived a portion of its subadvisory fee in an amount equal to the subadvisory fees attributable to the value of the Fund’s assets invested by retirement plan and IRA customers of financial intermediaries that are affiliated with the Subadviser. Pursuant to the Fee Waiver Agreement, the waiver of such investment advisory fees by NFA began as of June 9, 2017, and continued through October 22, 2018, the termination of the July 7, 2017 Letter Agreement. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $58,848, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator

33

Notes to Financial Statements (Continued)

December 31, 2018

and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $186,569 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,666.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $352,691.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date.

34

Notes to Financial Statements (Continued)

December 31, 2018

Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $246,164,173 and sales of $555,758,494 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

35

Notes to Financial Statements (Continued)

December 31, 2018

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be

36

Notes to Financial Statements (Continued)

December 31, 2018

amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $29,497 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,104,166	$51,835,731	$59,939,897	$—	$59,939,897
Amounts	designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,526,521	$29,200,156	$33,726,677	$—	$33,726,677
Amount	designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,069,951	$85,732,198	$93,802,149	$—	$(37,785,635)	$56,016,514
Amounts	designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

37

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$344,381,627	$19,953,027	$(57,738,662)	$(37,785,635)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT

Multi-Manager Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 54.71%.

The Fund designates $51,835,731, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

41

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

42

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

44

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

46

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

47

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

49

Annual Report

December 31, 2018

NVIT Multi-Manager Small Company Fund

AR-MM-SCO 2/19

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2019

Message to Investors

Dear Investor

The U.S. market kept rising throughout most of 2018 with the S&P 500® Index (S&P 500), a broad-based economic indicator, reaching a new high in September before facing significant volatility and ending the year with a negative return for the first time since the global financial crisis. Yet the underlying U.S. economy continued humming along at a strong pace with very few disruptions to slow it down.

Business conditions should remain favorable moving into 2019, driving both earnings and sales growth to help stocks advance during the year, but market volatility is likely to persist. Growth may slow as some risks to the business outlook remain, including increasing margin pressures on U.S. businesses from rising interest rates, a stronger U.S. dollar and a tight labor market. Plus, the impact of higher tariffs for select companies and sectors is likely to prove challenging.

In international markets, growth remains sluggish but there is potential for international stocks to recover, as valuations currently appear more attractive on a relative basis. Still substantial uncertainty remains regarding the Brexit negotiations which could create additional market disruptions.

We may be closer to the end of the expansion, but opportunities still exist for growth and return for prudent investors.

Economic Review

During the annual period ended December 31, 2018, equity returns turned negative as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including news of rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mixed as increasing inflation concerns caused investors to adjust their expectations higher for Federal Reserve action. Domestic equities fell, with the S&P 500 registering -4.38% for the reporting period. The MSCI EAFE® Index (MSCI EAFE) registered -13.79% for the period, while the MSCI Emerging

Markets® Index was weaker, registering -14.58% for the period.

Four distinctly different environments for domestic equities were seen during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer months saw a stable move up to record levels before another sharp move lower in the fourth quarter of the year. Economic growth was strong throughout the reporting period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated during the year, with the S&P 500 delivering 25% growth in the first three quarters before the rate moderated in the fourth quarter. While economic and profit growth are expected to moderate, GDP is forecasted to grow at a rate of 2.4%, with earnings growth for S&P 500 firms of about 9% and estimated annual sales growth of around 5% providing a healthy backdrop for equities.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates four times during the annual reporting period. Inflation is moving toward the Fed’s 2% target rate, though with global economic growth increasingly uncertain, the Federal Open Market Committee (FOMC) has moderated its outlook for interest rate hikes in 2019 to two. The FOMC has indicated its willingness to be flexible if the economic environment deteriorates. Interest rates rose initially but moderated toward the end of the reporting period, with the 10-year U.S. Treasury yield rising from 2.43% to 2.68%. Short-term rates rose faster, with the 2-year yield ending at 2.50%.

The S&P 500 was higher in eight of the 12 months during the reporting period, though December’s -9.03% posting reflected the weakest month since the financial crisis.

Initially in 2018, the S&P 500 continued the strong performance seen in 2017, with January’s return ending near a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and the first of

1

Message to Investors (cont.)

two 10% corrections between February and April. Steady improvement throughout the summer months drove a return to record highs by September before fears on trade, a global slowdown and FOMC policy renewed the sell-off in the fourth quarter.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since February 2008). The best-performing sectors in the S&P 500 were Utilities, Real Estate and Health Care, while Materials and Energy lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks beat small-capitalization stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks fell sharply for the reporting period, reversing a trend from the previous year when developed market and emerging market indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions. Brexit negotiations will likely continue to be a disruptor.

The performance of fixed-income markets was mixed for the reporting period as rising rates and widening credit spreads detracted from returns. The 10-year Treasury yield rose by 0.25% during the reporting period, while the 2-year yield gained 0.59%. These gains resulted in a narrowing of the spreads between the two rates to 0.18%, the lowest spread since 2007. Credit spreads were modestly wider during the reporting period, led by sharply wider high-yield spreads.

Index	Annual Total Return (as of December 31, 2018)
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-2.46%
Bloomberg Barclays Municipal Bond	1.28%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.60%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-0.02%
Bloomberg Barclays U.S. Aggregate Bond	0.01%
Bloomberg Barclays U.S. Corporate High Yield	-2.08%
MSCI EAFE®	-13.79%
MSCI Emerging Markets®	-14.58%
MSCI World ex USA	-14.09%
Russell 1000® Growth	-1.51%
Russell 1000® Value	-8.27%
Russell 2000®	-11.01%
S&P 500®	-4.38%

Source: Morningstar

As always, Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

We appreciate your continued trust and thank you for investing in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2

Fund Commentary	NVIT Multi-Manager Small Company Fund

For the annual period ended December 31, 2018, the NVIT Multi-Manager Small Company Fund (Class I) registered -12.63% versus -11.01% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s Morningstar® peer category, Small Blend (consisting of 135 funds as of December 31, 2018), was -11.76% for the same period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Jacobs Levy Equity Management, Inc. and OppenheimerFunds, Inc.

The following commentary is provided by Jacobs Levy Equity Management, Inc.

Market Conditions

Economic data released throughout 2018 generally was positive and a continuation of previous trends, and changes in factor opportunities throughout the first three quarters of the year were modest. U.S. equities posted solid gains through the third quarter, as investors cheered strong earnings growth, corporate buybacks, and rising dividend payouts — all driven, to some degree, by the corporate tax cut. Encouraging economic news further bolstered investor confidence. Then, in the fourth quarter of 2018, market sentiment abruptly reversed, volatility ratcheted higher, and investors panicked. U.S. equities were hammered, first in October and then even more dramatically toward year-end, as December 2018 earned the dubious distinction of the worst December for stocks since the Great Depression.

Attribution Summary

During the annual reporting period, security selection in Industrials, Health Care, and Consumer Discretionary detracted from the Fund sleeve’s performance, while security selection in Financials, Energy, and Communication Services benefited the sleeve. An overweight of Energy and underweight of Utilities also detracted from the Fund sleeve’s performance.

Investment Process

Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing. Based on the fundamental valuations and opportunities discovered by our factor models, we forecast expected returns for every security in our investment universe. Portfolios are diversified across individual stocks, industries, and sectors.

The Fund sleeve did not invest in derivatives.

Subadviser:

Jacobs Levy Equity Management, Inc.

Portfolio Managers:

Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA

The following commentary is provided by OppenheimerFunds, Inc.

Global Market and Economic Environment

After markets closed 2017 with strong performance, volatility made a comeback in 2018 due to a combination of the U.S. Administration’s trade wars with other nations, a slowing of global economic activity, and the prospect of rising interest rates’ interrupting the upward march of the equity markets. Over the fourth quarter of 2018, equity market volatility spiked and all major equity indexes across the world posted substantially negative performance.

3

Fund Commentary (cont.)	NVIT Multi-Manager Small Company Fund

Top Individual Contributors

Top individual contributors to Fund sleeve performance during the reporting period included ABIOMED, Inc. (Health Care), RingCentral, Inc. (Information Technology), and MongoDB, Inc. (Information Technology).

ABIOMED is a manufacturer of medical devices used to support heart function during cardiac procedures. During the reporting period, the company received two new approvals from the U.S. Food and Drug Administration (FDA) for its heart pump that could meaningfully increase the company’s market opportunity. We sold ABIOMED solely as a result of its tremendous success in driving the market cap well above the high end of our small-cap universe.

RingCentral is a global provider of cloud enterprise unified communications and collaboration solutions. The company reported strong results throughout the reporting period.

MongoDB, Inc. operates a general-purpose database platform worldwide. The company reported better-than-expected results over the third quarter of 2018.

Top Individual Detractors

Top detractors from Fund sleeve performance during the reporting period included Matador Resources Company (Energy), Coherent, Inc. (Information Technology), and Boyd Gaming Corporation (Consumer Discretionary).

Matador Resources engages in the exploration, development, production, and acquisition of oil and natural gas resources. The collapse in oil prices negatively affected the shares of exploration and production companies over the fourth quarter of 2018.

Coherent is an applied technologies company that designs and manufactures photonic solutions, primarily lasers, for global commercial and scientific applications markets. Coherent experienced declines due partly to lower-than-expected guidance for second-quarter profits. We exited the Fund’s position.

Boyd Gaming engages in the management and operation of gaming and entertainment properties. Its shares underperformed due to very poor price trends in the broader gaming group.

Portfolio Positioning

At the end of the reporting period, the largest overweight positions in the Fund sleeve relative to the benchmark were in the Consumer Discretionary and Information Technology sectors, and the largest underweight positions were in the Industrials, Real Estate, and Communication Services sectors. The Fund sleeve had no investments in the Real Estate and Utilities sectors.

The Fund sleeve did not invest in derivatives.

Subadviser:

OppenheimerFunds, Inc.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation†

Common Stocks	97.1%
Repurchase Agreements	14.7%
Exchange Traded Fund	0.7%
Corporate Bonds††	0.0%
Preferred Stock††	0.0%
Rights††	0.0%
Liabilities in excess of other assets†††	(12.5)%
100.0%

Top Industries††††

Banks	11.0%
Software	5.2%
Equity Real Estate Investment Trusts (REITs)	4.8%
Insurance	3.8%
Health Care Equipment & Supplies	3.7%
Specialty Retail	3.5%
Machinery	3.3%
Oil, Gas & Consumable Fuels	3.1%
Electronic Equipment, Instruments & Components	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Other Industries*	56.2%
100.0%

Top Holdings††††

First Bancorp/PR	0.9%
Aaron’s, Inc.	0.8%
Arch Coal, Inc., Class A	0.8%
Cirrus Logic, Inc.	0.8%
Wintrust Financial Corp.	0.7%
Synaptics, Inc.	0.7%
Bright Horizons Family Solutions, Inc.	0.7%
Viavi Solutions, Inc.	0.7%
KBR, Inc.	0.7%
HEICO Corp.	0.7%
Other Holdings*	92.5%
100.0%

Top Countries††††

United States	85.2%
Puerto Rico	1.2%
Canada	0.2%
Bermuda	0.2%
United Kingdom	0.2%
Ireland††	0.0%
Australia††	0.0%
Other Countries*	13.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class I	(12.63)%	3.85%	12.10%
Class II	(12.83)%	3.59%	11.82%
Class IV	(12.64)%	3.84%	12.09%
Russell 2000® Index	(11.01)%	4.41%	11.97%
CPI	1.91%	1.51%	1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.17%	1.15%
Class II	1.42%	1.40%
Class IV	1.17%	1.15%

^

Current effective prospectus dated April 30, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Multi-Manager Small Company Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2018) and continued to hold your shares at the end of the reporting period (December 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2018 through December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2018 through December 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund December 31, 2018			Beginning Account Value ($) 7/1/18	Ending Account Value ($) 12/31/18	Expenses Paid During Period ($) 7/1/18 - 12/31/18	Expense Ratio During Period (%) 7/1/18 - 12/31/18(a)
Class I Shares	Actual	(b)	1,000.00	830.70	4.89	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.86	5.40	1.06
Class II Shares	Actual	(b)	1,000.00	829.90	6.04	1.31
	Hypothetical	(b)(c)	1,000.00	1,018.60	6.67	1.31
Class IV Shares	Actual	(b)	1,000.00	830.60	4.89	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.86	5.40	1.06

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2018 through December 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2018

NVIT Multi-Manager Small Company Fund

Common Stocks 97.1%

	Shares	Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Aet and D Holdings No. 1 Ltd.* (a)(b)(c)	106,305	$0

BERMUDA 0.2%
Insurance 0.2%
Third Point Reinsurance Ltd.*	64,516	621,934

Oil, Gas & Consumable Fuels 0.0%†
Infinity Bio-energy Ltd. Reg. S* (a)(b)(c)	94,500	0

		621,934

CANADA 0.3%
Textiles, Apparel & Luxury Goods 0.3%
Canada Goose Holdings, Inc.* (d)	17,640	771,221

IRELAND 0.0%†
Biotechnology 0.0%†
Prothena Corp. plc*	1,175	12,103

PUERTO RICO 1.3%
Banks 1.3%
First Bancorp/PR	312,516	2,687,637
OFG Bancorp	36,787	605,514
Popular, Inc.	8,590	405,620

		3,698,771

UNITED KINGDOM 0.2%
Food Products 0.2%
Nomad Foods Ltd.*	30,000	501,600

UNITED STATES 95.1%
Aerospace & Defense 2.4%
Aerojet Rocketdyne Holdings, Inc.* (d)	18,200	641,186
Ducommun, Inc.*	21,454	779,209
HEICO Corp. (d)	26,893	2,083,669
Mercury Systems, Inc.*	29,030	1,372,829
Moog, Inc., Class A	15,383	1,191,875
Triumph Group, Inc.	12,300	141,450
Vectrus, Inc.*	23,070	497,851

		6,708,069

Air Freight & Logistics 0.2%
Echo Global Logistics, Inc.*	9,172	186,467
Radiant Logistics, Inc.*	72,280	307,190

		493,657

Auto Components 0.9%
Cooper-Standard Holdings, Inc.*	11,625	722,145
Modine Manufacturing Co.*	90,951	983,180
Shiloh Industries, Inc.*	7,925	46,203
Tower International, Inc.	28,787	685,131

		2,436,659

Banks 11.0%
American National Bankshares, Inc.	1,500	43,965
Atlantic Capital Bancshares, Inc.*	26,400	432,168
BancFirst Corp.	22,760	1,135,724
Bancorp, Inc. (The)*	92,572	736,873
Bank of Commerce Holdings	6,315	69,212
Bank of Marin Bancorp	12,758	526,140
Bankwell Financial Group, Inc.	100	2,871
Banner Corp.	32,805	1,754,411
Capital City Bank Group, Inc.	9,043	209,888

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Banks (continued)
Central Pacific Financial Corp. (d)	76,268	$1,857,127
Central Valley Community Bancorp	11,576	218,439
Commerce Bancshares, Inc.	13,449	758,120
Community Trust Bancorp, Inc.	12,640	500,670
East West Bancorp, Inc.	28,304	1,232,073
Enterprise Financial Services Corp.	29,719	1,118,326
Financial Institutions, Inc.	11,604	298,223
First Bancorp/NC	28,196	920,881
First Bancshares, Inc. (The)	3,542	107,146
First Business Financial Services, Inc.	9,403	183,453
First Financial Corp.	7,800	313,170
First Midwest Bancorp, Inc.	77,828	1,541,773
Great Southern Bancorp, Inc.	8,010	368,700
Hancock Whitney Corp.	48,196	1,669,991
Heartland Financial USA, Inc. (d)	6,600	290,070
Heritage Commerce Corp.	25,272	286,584
Heritage Financial Corp. (d)	4,232	125,775
HomeTrust Bancshares, Inc.	16,324	427,362
IBERIABANK Corp.	25,258	1,623,584
Independent Bank Corp./MI	21,300	447,726
Independent Bank Group, Inc. (d)	4,500	205,965
Lakeland Bancorp, Inc.	28,580	423,270
Mercantile Bank Corp.	3,000	84,780
Metropolitan Bank Holding Corp.*	6,246	192,689
MidSouth Bancorp, Inc.	3,760	39,856
MidWestOne Financial Group, Inc.	4,500	111,735
Northeast Bancorp	3,443	57,601
Northrim BanCorp, Inc.	4,100	134,767
Old Line Bancshares, Inc.	1,100	28,952
Old Second Bancorp, Inc. (d)	2,700	35,100
Orrstown Financial Services, Inc.	1,748	31,831
Park National Corp. (d)	4,556	387,032
Peapack Gladstone Financial Corp.	8,650	217,807
Peoples Bancorp, Inc.	3,900	117,390
Prosperity Bancshares, Inc. (d)	11,615	723,615
QCR Holdings, Inc.	14,167	454,619
RBB Bancorp (d)	6,737	118,369
Shore Bancshares, Inc.	6,786	98,668
Sierra Bancorp	13,562	325,895
Synovus Financial Corp.	12,100	387,079
TriCo Bancshares	57,585	1,945,798
TriState Capital Holdings, Inc.* (d)	3,067	59,684
UMB Financial Corp. (d)	25,622	1,562,173
WesBanco, Inc. (d)	32,554	1,194,406
Western Alliance Bancorp*	17,531	692,299
Wintrust Financial Corp.	35,080	2,332,470

		31,164,295

Biotechnology 2.9%
Achillion Pharmaceuticals, Inc.*	66,200	105,258
Acorda Therapeutics, Inc.* (d)	74,116	1,154,727
Adverum Biotechnologies, Inc.*	18,033	56,804
Agios Pharmaceuticals, Inc.* (d)	10,610	489,227
Akebia Therapeutics, Inc.* (d)	49,999	276,494
Alder Biopharmaceuticals, Inc.* (d)	10,900	111,725
AMAG Pharmaceuticals, Inc.* (d)	18,633	283,035
Applied Genetic Technologies Corp.* (d)	10,500	26,145
Ardelyx, Inc.*	20,100	35,979
Calithera Biosciences, Inc.*	11,151	44,716
Chimerix, Inc.*	85,679	220,195

9

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Biotechnology (continued)
Cidara Therapeutics, Inc.* (d)	30,700	$72,145
Epizyme, Inc.*	12,100	74,536
Five Prime Therapeutics, Inc.* (d)	11,600	107,880
Genomic Health, Inc.*	13,040	839,906
Heron Therapeutics, Inc.* (d)	16,648	431,849
Ligand Pharmaceuticals, Inc.* (d)	12,100	1,641,971
Loxo Oncology, Inc.*	3,370	472,036
Merrimack Pharmaceuticals, Inc.* (d)	11,605	44,795
Minerva Neurosciences, Inc.*	6,071	40,919
NantKwest, Inc.* (d)	11,816	13,707
Natera, Inc.*	15,050	210,098
Ovid therapeutics, Inc.*	1,100	2,662
Ra Pharmaceuticals, Inc.*	2,636	47,975
Repligen Corp.* (d)	24,345	1,283,955
Spero Therapeutics, Inc.*	16	98
Syndax Pharmaceuticals, Inc.*	4,346	19,340
Zafgen, Inc.*	1,500	7,425

		8,115,602

Building Products 0.9%
Armstrong Flooring, Inc.*	41,100	486,624
Lennox International, Inc. (d)	4,863	1,064,316
Trex Co., Inc.* (d)	17,420	1,034,051

		2,584,991

Capital Markets 1.2%
Hamilton Lane, Inc., Class A	19,230	711,510
Ladenburg Thalmann Financial Services, Inc.	46,629	108,646
LPL Financial Holdings, Inc. (d)	16,130	985,220
Waddell & Reed Financial, Inc., Class A (d)	89,578	1,619,570

		3,424,946

Chemicals 2.7%
Ashland Global Holdings, Inc.	21,570	1,530,607
Flotek Industries, Inc.* (d)	227,843	248,349
Huntsman Corp.	15,000	289,350
Ingevity Corp.*	23,770	1,989,311
Kraton Corp.*	46,300	1,011,192
Stepan Co.	11,376	841,824
Trinseo SA	40,000	1,831,200

		7,741,833

Commercial Services & Supplies 0.3%
ARC Document Solutions, Inc.*	78,363	160,644
Casella Waste Systems, Inc., Class A*	23,240	662,108
CECO Environmental Corp.*	1,600	10,800

		833,552

Communications Equipment 2.8%
ADTRAN, Inc.	105,881	1,137,162
Calix, Inc.*	110,121	1,073,680
Comtech Telecommunications Corp.	4,781	116,370
Digi International, Inc.*	50,606	510,615
EMCORE Corp.*	20,919	87,860
Harmonic, Inc.* (d)	244,638	1,154,691
Infinera Corp.* (d)	269,200	1,074,108
NetScout Systems, Inc.* (d)	20,720	489,614
Viavi Solutions, Inc.*	213,649	2,147,171

		7,791,271

Construction & Engineering 1.2%
Fluor Corp.	25,100	808,220

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Construction & Engineering (continued)
KBR, Inc.	140,549	$2,133,534
Orion Group Holdings, Inc.*	16,316	69,996
Sterling Construction Co., Inc.*	46,371	504,980

		3,516,730

Consumer Finance 0.6%
Green Dot Corp., Class A*	21,670	1,723,198

Distributors 1.1%
Core-Mark Holding Co., Inc.	59,669	1,387,304
Pool Corp. (d)	11,690	1,737,719

		3,125,023

Diversified Consumer Services 2.0%
Adtalem Global Education, Inc.*	7,900	373,828
American Public Education, Inc *	9,871	280,929
Bright Horizons Family Solutions, Inc.*	19,506	2,173,943
K12, Inc.*	80,501	1,995,620
Strategic Education, Inc. (d)	6,890	781,464

		5,605,784

Diversified Financial Services 0.2%
Marlin Business Services Corp.	3,807	85,010
Voya Financial, Inc.	11,800	473,652

		558,662

Electric Utilities 1.6%
ALLETE, Inc.	15,060	1,147,873
PNM Resources, Inc.	39,460	1,621,412
Portland General Electric Co.	35,300	1,618,505

		4,387,790

Electrical Equipment 0.2%
Encore Wire Corp.	4,700	235,846
Powell Industries, Inc. (d)	16,389	409,889

		645,735

Electronic Equipment, Instruments & Components 3.2%
Anixter International, Inc.* (d)	16,087	873,685
Bel Fuse, Inc., Class B	16,903	311,353
Benchmark Electronics, Inc. (d)	88,241	1,868,944
Daktronics, Inc.	65,477	484,530
Fitbit, Inc., Class A* (d)	179,200	890,624
Jabil, Inc.	23,400	580,086
Novanta, Inc.*	23,430	1,476,090
ScanSource, Inc.*	11,485	394,854
SYNNEX Corp.	4,059	328,130
Tech Data Corp.*	20,600	1,685,286

		8,893,582

Energy Equipment & Services 1.6%
Aspen Aerogels, Inc.*	4,153	8,846
C&J Energy Services, Inc.* (d)	41,271	557,159
Dawson Geophysical Co.*	23,556	79,619
Exterran Corp.*	35,481	628,014
Matrix Service Co.*	56,821	1,019,368
Newpark Resources, Inc.* (d)	141,737	973,733
Nine Energy Service, Inc.*	14,425	325,140
SEACOR Holdings, Inc.*	26,524	981,388

		4,573,267

Entertainment 0.8%
Madison Square Garden Co. (The), Class A*	2,910	779,007

10

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Entertainment (continued)
Rosetta Stone, Inc.*	81,648	$1,339,027
Zynga, Inc., Class A* (d)	65,100	255,843

		2,373,877

Equity Real Estate Investment Trusts (REITs) 5.4%
Alexander & Baldwin, Inc.*	24,221	445,182
Ashford Hospitality Trust, Inc.	201,372	805,488
Camden Property Trust	1,900	167,295
Chatham Lodging Trust	64,135	1,133,907
Chesapeake Lodging Trust	69,935	1,702,917
CoreCivic, Inc.	66,355	1,183,110
DiamondRock Hospitality Co.	190,491	1,729,657
Equity Commonwealth	11,200	336,112
Franklin Street Properties Corp.	40,500	252,315
Getty Realty Corp.	11,624	341,862
Hersha Hospitality Trust	66,627	1,168,638
Industrial Logistics Properties Trust	24,844	488,681
iStar, Inc.	35,923	329,414
NexPoint Residential Trust, Inc.	29,959	1,050,063
Rayonier, Inc.	9,300	257,517
Sunstone Hotel Investors, Inc.	113,858	1,481,293
Tier REIT, Inc.	52,680	1,086,788
VICI Properties, Inc.	46,178	867,223
Xenia Hotels & Resorts, Inc.	29,234	502,825

		15,330,287

Food & Staples Retailing 0.3%
Andersons, Inc. (The)	27,233	813,994

Food Products 0.8%
Fresh Del Monte Produce, Inc.	42,804	1,210,069
Freshpet, Inc.*	16,430	528,389
Simply Good Foods Co. (The)*	31,857	602,097

		2,340,555

Gas Utilities 1.6%
Northwest Natural Holding Co. (d)	30,731	1,857,996
ONE Gas, Inc.	19,355	1,540,658
Southwest Gas Holdings, Inc. (d)	16,324	1,248,786

		4,647,440

Health Care Equipment & Supplies 4.2%
Conformis, Inc.* (d)	42,200	15,108
Haemonetics Corp.*	10,070	1,007,504
ICU Medical, Inc.* (d)	6,990	1,605,113
Inogen, Inc.*	8,906	1,105,858
Insulet Corp.* (d)	24,780	1,965,549
Integra LifeSciences Holdings Corp.* (d)	14,148	638,075
iRhythm Technologies, Inc.*	19,270	1,338,880
Masimo Corp.* (d)	6,340	680,726
Merit Medical Systems, Inc.* (d)	18,000	1,004,580
Orthofix Medical, Inc.*	15,451	811,023
Penumbra, Inc.* (d)	10,160	1,241,552
RTI Surgical, Inc.*	55,786	206,408
SeaSpine Holdings Corp.*	5,300	96,672

		11,717,048

Health Care Providers & Services 1.6%
Amedisys, Inc.* (d)	5,830	682,751
AMN Healthcare Services, Inc.* (d)	12,440	704,850
HealthEquity, Inc.* (d)	19,040	1,135,736
WellCare Health Plans, Inc.*	7,940	1,874,555

		4,397,892

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc.* (d)	164,400	$1,584,817
NextGen Healthcare Information Systems LLC*	28,349	429,487
Omnicell, Inc.*	11,060	677,314
Teladoc Health, Inc.* (d)	9,690	480,333

		3,171,951

Hotels, Restaurants & Leisure 2.3%
BJ’s Restaurants, Inc. (d)	14,230	719,611
Boyd Gaming Corp.	21,340	443,445
Choice Hotels International, Inc. (d)	11,110	795,254
Habit Restaurants, Inc. (The), Class A*	83,489	876,635
J Alexander’s Holdings, Inc.*	14,916	122,759
Planet Fitness, Inc., Class A* (d)	29,450	1,579,108
Shake Shack, Inc., Class A* (d)	9,416	427,675
Texas Roadhouse, Inc. (d)	8,270	493,719
Town Sports International Holdings, Inc.*	7,000	44,800
Wingstop, Inc.	16,900	1,084,811

		6,587,817

Household Durables 0.2%
Bassett Furniture Industries, Inc.	232	4,649
CSS Industries, Inc.	10,167	91,198
Roku, Inc.*	19,680	602,995

		698,842

Household Products 0.2%
WD-40 Co. (d)	3,010	551,613

Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc.	5,000	198,000

Insurance 4.0%
American Equity Investment Life Holding Co.	61,067	1,706,212
Argo Group International Holdings Ltd.	22,203	1,493,152
CNO Financial Group, Inc.	81,626	1,214,595
Donegal Group, Inc., Class A	4,400	60,038
Employers Holdings, Inc.	39,424	1,654,625
FedNat Holding Co.	15,379	306,350
Hallmark Financial Services, Inc.*	9,661	103,276
Heritage Insurance Holdings, Inc.	102,373	1,506,931
Kemper Corp. (d)	5,770	383,013
Kinsale Capital Group, Inc. (d)	12,215	678,665
Primerica, Inc. (d)	11,230	1,097,283
ProAssurance Corp.	4,024	163,213
Reinsurance Group of America, Inc.	7,060	990,024

		11,357,377

Interactive Media & Services 0.4%
Cargurus, Inc.*	14,810	499,541
Meet Group, Inc. (The)* (d)	126,022	583,482

		1,083,023

Internet & Direct Marketing Retail 0.6%
Etsy, Inc.* (d)	32,970	1,568,383
Leaf Group Ltd.*	8,400	57,540

		1,625,923

IT Services 1.6%
Euronet Worldwide, Inc.* (d)	6,930	709,493
ManTech International Corp., Class A	24,120	1,261,356
MongoDB, Inc.* (d)	13,100	1,096,994

11

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
IT Services (continued)
Okta, Inc.* (d)	7,749	$494,386
Unisys Corp.* (d)	88,367	1,027,708

		4,589,937

Leisure Products 0.7%
Clarus Corp.	41,310	418,057
Vista Outdoor, Inc.* (d)	126,081	1,431,020

		1,849,077

Life Sciences Tools & Services 1.3%
Bio-Techne Corp. (d)	9,700	1,403,784
Medpace Holdings, Inc.*	12,800	677,504
PRA Health Sciences, Inc.*	18,500	1,701,260

		3,782,548

Machinery 3.7%
AGCO Corp.	23,400	1,302,678
Briggs & Stratton Corp.	74,962	980,503
Chart Industries, Inc.* (d)	15,880	1,032,676
Hyster-Yale Materials Handling, Inc.	14,313	886,833
ITT, Inc.	17,050	823,004
Manitowoc Co., Inc. (The)* (d)	68,985	1,018,908
Navistar International Corp.*	34,800	903,060
Park-Ohio Holdings Corp.	7,500	230,175
RBC Bearings, Inc.* (d)	14,150	1,855,066
SPX FLOW, Inc.*	33,108	1,007,145
Terex Corp. (d)	15,200	419,064
Titan International, Inc.	9,900	46,134

		10,505,246

Media 0.9%
Cable One, Inc.	810	664,281
Gannett Co., Inc. (d)	65,900	562,127
Marchex, Inc., Class B	9,807	25,989
Mode Media M-1 Escrow* (a)(b)(c)	2,754	0
Scholastic Corp.	17,576	707,609
WideOpenWest, Inc.*	89,245	636,317

		2,596,323

Metals & Mining 0.8%
Allegheny Technologies, Inc.* (d)	39,530	860,568
Materion Corp.	24,941	1,122,096
SunCoke Energy, Inc.*	26,800	229,140

		2,211,804

Mortgage Real Estate Investment Trusts (REITs) 0.3%
Cherry Hill Mortgage Investment Corp.	41,500	727,910

Multiline Retail 0.5%
Ollie’s Bargain Outlet Holdings, Inc.*	22,967	1,527,535

Oil, Gas & Consumable Fuels 3.5%
Arch Coal, Inc., Class A (d)	29,700	2,464,803
Bonanza Creek Energy, Inc.*	33,424	690,874
CONSOL Energy, Inc.*	6,500	206,115
Matador Resources Co.* (d)	42,330	657,385
Midstates Petroleum Co., Inc.*	27,751	208,410
Par Pacific Holdings, Inc.*	71,529	1,014,281
PBF Energy, Inc., Class A (d)	7,400	241,758
Peabody Energy Corp. (d)	53,180	1,620,926
Renewable Energy Group, Inc.* (d)	75,956	1,952,069
SilverBow Resources, Inc.*	1,318	31,158
Talos Energy, Inc.*	6,200	101,184

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
W&T Offshore, Inc.* (d)	38,700	$159,444
World Fuel Services Corp. (d)	22,836	488,919

		9,837,326

Paper & Forest Products 0.4%
Boise Cascade Co.	7,800	186,030
Clearwater Paper Corp.*	15,678	382,073
Domtar Corp.	6,800	238,884
Verso Corp., Class A*	12,200	273,280

		1,080,267

Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A	3,200	196,256

Pharmaceuticals 1.1%
Aerie Pharmaceuticals, Inc.* (d)	6,270	226,347
Amphastar Pharmaceuticals, Inc.* (d)	2,200	43,780
Assertio Therapeutics, Inc.*	25,869	93,387
Endo International plc*	137,486	1,003,648
Intra-Cellular Therapies, Inc.*	7,769	88,489
Lannett Co., Inc.* (d)	45,506	225,710
Mallinckrodt plc* (d)	85,530	1,351,373
Menlo Therapeutics, Inc.*	19,588	80,703
Otonomy, Inc.*	4,630	8,566
Tetraphase Pharmaceuticals, Inc.*	22,500	25,425

		3,147,428

Professional Services 1.2%
CRA International, Inc.	14,729	626,719
Insperity, Inc.	9,250	863,580
Kelly Services, Inc., Class A	67,611	1,384,673
TrueBlue, Inc.* (d)	18,219	405,373

		3,280,345

Real Estate Management & Development 0.4%
Howard Hughes Corp. (The)*	11,011	1,074,894
RE/MAX Holdings, Inc., Class A	1,048	32,226

		1,107,120

Road & Rail 0.8%
ArcBest Corp. (d)	38,700	1,325,862
Genesee & Wyoming, Inc., Class A* (d)	8,590	635,832
Ryder System, Inc.	3,000	144,450
US Xpress Enterprises, Inc., Class A*	17,900	100,419
USA Truck, Inc.*	4,240	63,473

		2,270,036

Semiconductors & Semiconductor Equipment 2.9%
Alpha & Omega Semiconductor Ltd.*	21,632	220,430
Amkor Technology, Inc.*	116,752	765,893
Cirrus Logic, Inc.* (d)	71,823	2,383,087
DSP Group, Inc.*	24,645	276,024
Monolithic Power Systems, Inc.	16,461	1,913,591
NeoPhotonics Corp.*	29,800	193,104
Pixelworks, Inc.*	52,132	151,183
Synaptics, Inc.* (d)	62,171	2,313,383

		8,216,695

Software 5.9%
Aspen Technology, Inc.*	7,500	616,350
Avaya Holdings Corp.*	141,348	2,058,026
Bottomline Technologies DE, Inc.*	12,220	586,560
ChannelAdvisor Corp.*	20,630	234,151

12

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Software (continued)
Coupa Software, Inc.* (d)	16,900	$1,062,334
eGain Corp.*	6,342	41,667
Everbridge, Inc.* (d)	12,549	712,281
FireEye, Inc.* (d)	16,600	269,086
HubSpot, Inc.* (d)	11,480	1,443,380
MicroStrategy, Inc., Class A* (d)	5,645	721,149
New Relic, Inc.* (d)	21,310	1,725,471
Paylocity Holding Corp.*	9,580	576,812
Q2 Holdings, Inc.* (d)	11,770	583,204
RealPage, Inc.* (d)	18,590	895,852
RingCentral, Inc., Class A*	24,610	2,028,848
Rubicon Project, Inc. (The)*	119,884	447,167
SailPoint Technologies Holding, Inc.* (d)	15,730	369,498
Seachange International, Inc.*	72,390	91,211
SendGrid, Inc.*	8,976	387,494
Synchronoss Technologies, Inc.*	73,444	450,946
Telaria, Inc.*	59,716	163,025
Telenav, Inc.*	18,487	75,057
Trade Desk, Inc. (The), Class A* (d)	9,833	1,141,218

		16,680,787

Specialty Retail 4.0%
Aaron’s, Inc.	58,803	2,472,667
Boot Barn Holdings, Inc.*	30,030	511,411
Build-A-Bear Workshop, Inc.*	4,491	17,739
Burlington Stores, Inc.*	6,439	1,047,432
Genesco, Inc.* (d)	37,149	1,645,702
Group 1 Automotive, Inc. (d)	26,831	1,414,530
Haverty Furniture Cos., Inc. (d)	33,398	627,214
Office Depot, Inc.	558,099	1,439,895
RTW RetailWinds, Inc.*	34,871	98,685
Signet Jewelers Ltd. (d)	43,531	1,382,980
Tile Shop Holdings, Inc. (d)	300	1,644
Tilly’s, Inc., Class A	55,162	599,059

		11,258,958

Technology Hardware, Storage & Peripherals 1.4%
Avid Technology, Inc.*	149,644	710,809
Cray, Inc.* (d)	46,838	1,011,232
Electronics For Imaging, Inc.* (d)	17,512	434,298
Intevac, Inc.*	31,685	165,713
Quantum Corp.* (d)	108,487	216,974
Stratasys Ltd.* (d)	82,400	1,484,024

		4,023,050

Thrifts & Mortgage Finance 1.8%
BankFinancial Corp.	6,300	94,185
Bridgewater Bancshares, Inc.*	2,013	21,237
First Defiance Financial Corp.	13,820	338,728
Flagstar Bancorp, Inc.* (d)	59,332	1,566,364
Home Bancorp, Inc.	1,500	53,100
Meridian Bancorp, Inc.	29,600	423,872
Provident Financial Services, Inc. (d)	15,129	365,063
Riverview Bancorp, Inc.	5,600	40,768
Territorial Bancorp, Inc.	2,625	68,198
TrustCo Bank Corp. (d)	113,689	779,907
Washington Federal, Inc.	44,836	1,197,570

		4,948,992

Trading Companies & Distributors 1.2%
Foundation Building Materials, Inc.*	33,771	280,637

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Trading Companies & Distributors (continued)
MRC Global, Inc.* (d)	21,336	$260,939
Rush Enterprises, Inc., Class A	43,979	1,516,396
SiteOne Landscape Supply, Inc.* (d)	12,110	669,320
Veritiv Corp.*	20,160	503,395
WESCO International, Inc.*	5,300	254,400

		3,485,087

		268,543,012

Total Common Stocks (cost $301,756,939)		274,148,641

Preferred Stock 0.0%†
UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., Series M-1* (a)(b)(c)	19,276	0

Total Preferred Stock (cost $100,042)		0

Corporate Bonds 0.0%†

	Principal Amount

UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., 9.00%, 12/02/14 (a)(b)(c)	$42,256	0
Mode Media, Inc., 9.00%, 12/02/14 (a)(b)(c)	1,544	0

Total Corporate Bonds (cost $43,259)		0

Exchange Traded Fund 0.7%

	Shares

UNITED STATES 0.7%
iShares Russell 2000 Value ETF (d)	18,200	1,957,228

Total Exchange Traded Fund (cost $2,229,225)		1,957,228

Rights 0.0%†

	Number of Rights

UNITED STATES 0.0%†
IT Services 0.0%†
BancTec, Inc., CVR* (a)(b)(c)	36,134	0

Total Rights (cost $—)		0

13

Statement of Investments (Continued)

December 31, 2018

NVIT Multi-Manager Small Company Fund (Continued)

Repurchase Agreements 14.7%

	Principal Amount	Value

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $7,001,167, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $7,140,000. (e)(f)	$7,000,000	$7,000,000
Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $5,000,681, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $5,100,000. (e)(f)	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $11,433,440, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $11,660,165. (e)(f)	11,431,535	11,431,535
NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $3,001,447, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $3,061,267. (e)(f)	3,000,000	3,000,000
NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $6,002,940, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $6,121,566. (e)(f)	6,000,000	6,000,000
Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $9,001,500, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $9,180,002. (e)(f)	9,000,000	9,000,000

Total Repurchase Agreements (cost $41,431,535)		41,431,535

Total Investments (cost $345,561,000) — 112.5%		317,537,404

Liabilities in excess of other assets — (12.5)%		(35,343,704)

NET ASSETS — 100.0%		$282,193,700

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)

The security or a portion of this security is on loan at December 31, 2018. The total value of securities on loan at December 31, 2018 was $70,340,990, which was collateralized by cash used to purchase repurchase agreements with a total value of $41,431,535 and by $30,059,527 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from 1/3/2019 – 2/15/2048, a total value of $71,491,062.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2018 was $41,431,535.

(f)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2018

NVIT Multi-Manager Small Company Fund
Assets:
Investment securities, at value* (cost $304,129,465)	$276,105,869
Repurchase agreements, at value (cost $41,431,535)	41,431,535
Cash	6,921,610
Foreign currencies, at value (cost $408)	393
Interest and dividends receivable	383,522
Security lending income receivable	11,234
Receivable for investments sold	550,907
Receivable for capital shares issued	262,407
Reclaims receivable	3,692
Prepaid expenses	517

Total Assets	325,671,686

Liabilities:
Payable for investments purchased	1,381,528
Payable for capital shares redeemed	162,628
Payable upon return of securities loaned (Note 2)	41,431,535
Accrued expenses and other payables:
Investment advisory fees	205,542
Fund administration fees	29,829
Distribution fees	8,622
Administrative servicing fees	43,426
Accounting and transfer agent fees	735
Trustee fees	176
Due to custodian	167,410
Custodian fees	4,913
Compliance program costs (Note 3)	337
Professional fees	19,014
Printing fees	13,379
Other	8,912

Total Liabilities	43,477,986

Net Assets	$282,193,700

Represented by:
Capital	$275,619,245
Total distributable earnings (loss)	6,574,455

Net Assets	$282,193,700

Net Assets:
Class I Shares	$225,095,575
Class II Shares	38,773,553
Class IV Shares	18,324,572

Total	$282,193,700

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,687,649
Class II Shares	2,717,997
Class IV Shares	1,196,973

Total	18,602,619

15

Statement of Assets and Liabilities (Continued)

December 31, 2018

NVIT Multi-Manager Small Company Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.33
Class II Shares	$14.27
Class IV Shares	$15.31

*	Includes value of securities on loan of $70,340,990 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2018

NVIT Multi-Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$3,477,577
Income from securities lending (Note 2)	136,742
Interest income	103,050
Foreign tax withholding	(3,278)

Total Income	3,714,091

EXPENSES:
Investment advisory fees	2,968,154
Fund administration fees	167,309
Distribution fees Class II Shares	120,720
Administrative servicing fees Class I Shares	413,772
Administrative servicing fees Class II Shares	72,432
Administrative servicing fees Class IV Shares	33,098
Professional fees	42,154
Printing fees	28,102
Trustee fees	10,454
Custodian fees	13,258
Accounting and transfer agent fees	6,984
Compliance program costs (Note 3)	1,419
Other	12,086

Total expenses before fees waived	3,889,942

Investment advisory fees waived (Note 3)	(73,064)

Net Expenses	3,816,878

NET INVESTMENT LOSS	(102,787)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9)	36,284,384
Foreign currency transactions (Note 2)	(3,918)

Net realized gains	36,280,466

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(76,205,063)
Translation of assets and liabilities denominated in foreign currencies	(175)

Net change in unrealized appreciation/depreciation	(76,205,238)

Net realized/unrealized losses	(39,924,772)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,027,559)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(102,787)	$(200,939)
Net realized gains	36,280,466	81,458,354
Net change in unrealized appreciation/depreciation	(76,205,238)	(34,578,248)

Change in net assets resulting from operations	(40,027,559)	46,679,167

Distributions to Shareholders From:
Distributable earnings:
Class I	(65,055,161)	(18,886,482	)(a)
Class II	(12,051,042)	(3,448,601	)(a)
Class IV	(5,278,909)	(1,461,444	)(a)
Class Y (b)	–	–	(a)

Change in net assets from shareholder distributions	(82,385,112)	(23,796,527)

Change in net assets from capital transactions	48,055,374	(140,838,119)

Change in net assets	(74,357,297)	(117,955,479)

Net Assets:
Beginning of year	356,550,997	474,506,476

End of year	$282,193,700	$356,550,997	(c)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$13,405,313	$12,891,795
Dividends reinvested	65,055,161	18,886,482
Cost of shares redeemed	(40,590,791)	(44,885,426)

Total Class I Shares	37,869,683	(13,107,149)

Class II Shares
Proceeds from shares issued	2,157,183	3,791,633
Dividends reinvested	12,051,042	3,448,601
Cost of shares redeemed	(7,685,988)	(7,112,157)

Total Class II Shares	6,522,237	128,077

Class IV Shares
Proceeds from shares issued	614,001	660,257
Dividends reinvested	5,278,909	1,461,444
Cost of shares redeemed	(2,229,456)	(2,272,746)

Total Class IV Shares	3,663,454	(151,045)

Class Y Shares (b)
Proceeds from shares issued	–	234,609
Dividends reinvested	–	–
Cost of shares redeemed	–	(127,942,611)

Total Class Y Shares	–	(127,708,002)

Change in net assets from capital transactions	$48,055,374	$(140,838,119)

18

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
SHARE TRANSACTIONS:
Class I Shares
Issued	662,606	590,352
Reinvested	3,353,359	925,808
Redeemed	(1,879,368)	(2,043,215)

Total Class I Shares	2,136,597	(527,055)

Class II Shares
Issued	111,932	182,905
Reinvested	666,909	178,130
Redeemed	(385,272)	(341,141)

Total Class II Shares	393,569	19,894

Class IV Shares
Issued	33,680	29,889
Reinvested	272,390	71,710
Redeemed	(104,445)	(103,738)

Total Class IV Shares	201,625	(2,139)

Class Y Shares (b)
Issued	–	10,778
Reinvested	–	–
Redeemed	–	(5,824,296)

Total Class Y Shares	–	(5,813,518)

Total change in shares	2,731,791	(6,322,818)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required (See Note 8). Distributions to shareholders for the year ended December 31, 2017 consisted of net realized gains.

(b)	Effective April 27, 2017 all shares of Class Y were redeemed and Class Y shares are no longer offered.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required (See Note 8). End of period net assets for the year ended December 31, 2017 include accumulated undistributed net investment income of $226,701.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions						Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2018	$22.64	–	(1.68)	(1.68)	–	(5.63)	(5.63)	$15.33	(12.63%	)	$225,095,575	1.07%	0.01%		1.09%	128.18%
Year Ended December 31, 2017	$21.47	–	2.72	2.72	–	(1.55)	(1.55)	$22.64	13.49%		$284,126,029	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.59	0.07	4.21	4.28	(0.06)	(3.34)	(3.40)	$21.47	22.83%		$280,764,253	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.45	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.59	(1.63%	)	$256,333,386	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%

Class II Shares
Year Ended December 31, 2018	$21.47	(0.05)	(1.52)	(1.57)	–	(5.63)	(5.63)	$14.27	(12.83%	)	$38,773,553	1.32%	(0.25%	)	1.34%	128.18%
Year Ended December 31, 2017	$20.49	(0.05)	2.58	2.53	–	(1.55)	(1.55)	$21.47	13.20%		$49,909,734	1.31%	(0.26%	)	1.33%	161.14%
Year Ended December 31, 2016	$19.80	0.02	4.03	4.05	(0.02)	(3.34)	(3.36)	$20.49	22.54%		$47,222,837	1.33%	0.11%		1.35%	83.36%
Year Ended December 31, 2015	$22.66	0.02	(0.43)	(0.41)	(0.03)	(2.42)	(2.45)	$19.80	(1.94%	)(g)	$43,335,739	1.33%	0.11%		1.34%	90.36%
Year Ended December 31, 2014	$26.77	–	0.06	0.06	–	(4.17)	(4.17)	$22.66	0.60%	(g)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%

Class IV Shares
Year Ended December 31, 2018	$22.62	–	(1.68)	(1.68)	–	(5.63)	(5.63)	$15.31	(12.64%	)	$18,324,572	1.07%	0.01%		1.09%	128.18%
Year Ended December 31, 2017	$21.45	–	2.72	2.72	–	(1.55)	(1.55)	$22.62	13.50%		$22,515,234	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.58	0.07	4.20	4.27	(0.06)	(3.34)	(3.40)	$21.45	22.79%		$21,399,542	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.44	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.58	(1.63%	)	$19,423,985	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2018

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2018, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2018

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates market value and are generally categorized as Level 2 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

22

Notes to Financial Statements (Continued)

December 31, 2018

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,708,069	$—	$—	$6,708,069
Air Freight & Logistics	493,657	—	—	493,657
Auto Components	2,436,659	—	—	2,436,659
Banks	34,863,066	—	—	34,863,066
Biotechnology	8,127,705	—	—	8,127,705
Building Products	2,584,991	—	—	2,584,991
Capital Markets	3,424,946	—	—	3,424,946
Chemicals	7,741,833	—	—	7,741,833

23

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Commercial Services & Supplies	$833,552	$—	$—	$833,552
Communications Equipment	7,791,271	—	—	7,791,271
Construction & Engineering	3,516,730	—	—	3,516,730
Consumer Finance	1,723,198	—	—	1,723,198
Distributors	3,125,023	—	—	3,125,023
Diversified Consumer Services	5,605,784	—	—	5,605,784
Diversified Financial Services	558,662	—	—	558,662
Electric Utilities	4,387,790	—	—	4,387,790
Electrical Equipment	645,735	—	—	645,735
Electronic Equipment, Instruments & Components	8,893,582	—	—	8,893,582
Energy Equipment & Services	4,573,267	—	—	4,573,267
Entertainment	2,373,877	—	—	2,373,877
Equity Real Estate Investment Trusts (REITs)	15,330,287	—	—	15,330,287
Food & Staples Retailing	813,994	—	—	813,994
Food Products	2,842,155	—	—	2,842,155
Gas Utilities	4,647,440	—	—	4,647,440
Health Care Equipment & Supplies	11,717,048	—	—	11,717,048
Health Care Providers & Services	4,397,892	—	—	4,397,892
Health Care Technology	3,171,951	—	—	3,171,951
Hotels, Restaurants & Leisure	6,587,817	—	—	6,587,817
Household Durables	698,842	—	—	698,842
Household Products	551,613	—	—	551,613
Independent Power and Renewable Electricity Producers	198,000	—	—	198,000
Insurance	11,979,311	—	—	11,979,311
Interactive Media & Services	1,083,023	—	—	1,083,023
Internet & Direct Marketing Retail	1,625,923	—	—	1,625,923
IT Services	4,589,937	—	—	4,589,937
Leisure Products	1,849,077	—	—	1,849,077
Life Sciences Tools & Services	3,782,548	—	—	3,782,548
Machinery	10,505,246	—	—	10,505,246
Media	2,596,323	—	—	2,596,323
Metals & Mining	2,211,804	—	—	2,211,804
Mortgage Real Estate Investment Trusts (REITs)	727,910	—	—	727,910
Multiline Retail	1,527,535	—	—	1,527,535
Oil, Gas & Consumable Fuels	9,837,326	—	—	9,837,326
Paper & Forest Products	1,080,267	—	—	1,080,267
Personal Products	196,256	—	—	196,256
Pharmaceuticals	3,147,428	—	—	3,147,428
Professional Services	3,280,345	—	—	3,280,345
Real Estate Management & Development	1,107,120	—	—	1,107,120
Road & Rail	2,270,036	—	—	2,270,036
Semiconductors & Semiconductor Equipment	8,216,695	—	—	8,216,695
Software	16,680,787	—	—	16,680,787
Specialty Retail	11,258,958	—	—	11,258,958
Technology Hardware, Storage & Peripherals	4,023,050	—	—	4,023,050
Textiles, Apparel & Luxury Goods	771,221	—	—	771,221
Thrifts & Mortgage Finance	4,948,992	—	—	4,948,992
Trading Companies & Distributors	3,485,087	—	—	3,485,087
Total Common Stocks	$274,148,641	$—	$—	$274,148,641

24

Notes to Financial Statements (Continued)

December 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds	$—	$—	$—	$—
Exchange Traded Fund	1,957,228	—	—	1,957,228
Preferred Stock	—	—	—	—
Repurchase Agreements	—	41,431,535	—	41,431,535
Rights	—	—	—	—
Total	$276,105,869	$41,431,535	$—	$317,537,404

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2018, the Fund held two corporate bond, three international common stock, one preferred stock and one rights investment that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Rights	Total
Balance as of 12/31/2017	$—	$—	$—	$20,541	$20,541
Accrued Accretion/(Amortization)	—	—	—	—	—
Realized Gain(Loss)	—	—	—	54,776	54,776
Purchases	—	—	—	—	—
Change in Unrealized Appreciation/Depreciation	—	—	—	(20,541)	(20,541)
Sales	—	—	—	(54,776)	(54,776)
Transfers Into Level 3	—	—	—	—	—
Transfers Out of Level 3	—	—	—	—	—
Balance as of 12/31/2018	$—	$—	$—	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2018	$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting

25

Notes to Financial Statements (Continued)

December 31, 2018

records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2018, were $41,431,535, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the noncash collateral received, please refer to the Statement of Investments.

26

Notes to Financial Statements (Continued)

December 31, 2018

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. For repos, the Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2018, the joint repos on a gross basis were as follows:

Bank of America NA, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $161,876,875, collateralized by U.S. Government Agency Securities, 3.00%, maturing 4/20/2043; total market value $165,086,898.

Citigroup Global Markets Ltd., 2.45%, dated 12/31/2018, due 1/2/2019, repurchase price $100,013,611, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 6/20/2019 - 2/15/2041; total market value $101,999,998.

ML Pierce Fenner & Smith, Inc., 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $207,278,582, collateralized by U.S. Government Agency Securities, ranging from 2.91% - 5.00%, maturing 9/1/2028 - 5/1/2048; total market value $211,388,922.

NatWest Markets Securities, Inc., 2.48%, dated 12/27/2018, due 1/3/2019, repurchase price $100,048,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% - 2.63%, maturing 6/15/2021 - 2/15/2048; total market value $102,042,232.

27

Notes to Financial Statements (Continued)

December 31, 2018

NatWest Markets Securities, Inc., 2.52%, dated 12/28/2018, due 1/4/2019, repurchase price $200,098,000, collateralized by U.S. Government Treasury Securities, ranging from 0.88% - 3.63%, maturing 8/15/2019 - 2/15/2044; total market value $204,052,204.

Pershing LLC, 3.00%, dated 12/31/2018, due 1/2/2019, repurchase price $277,928,314, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 9.50%, maturing 1/7/2019 - 10/20/2068; total market value $283,439,706.

At December 31, 2018, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bank of America NA	$7,000,000	$—	$7,000,000	$(7,000,000)	$—
Citigroup Global Markets Ltd.	5,000,000	—	5,000,000	(5,000,000)	—
ML Pierce Fenner & Smith, Inc.	11,431,535	—	11,431,535	(11,431,535)	—
NatWest Markets Securities, Inc.	9,000,000	—	9,000,000	(9,000,000)	—
Pershing LLC	9,000,000	—	9,000,000	(9,000,000)	—
Total	$41,431,535	$—	$41,431,535	$(41,431,535)	$—

Amounts designated as “—” are zero.

*	At December 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes, a portion of which may be reclaimable, at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

28

Notes to Financial Statements (Continued)

December 31, 2018

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2018 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended December 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

29

Notes to Financial Statements (Continued)

December 31, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Jacobs Levy Equity Management, Inc.

Effective March 23, 2018, Putnam Investment Management, LLC was terminated and ceased serving as subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

Effective April 30, 2018, the Trust and NFA have entered into a written contract waiving 0.023% of investment advisory fees of the Fund until April 30, 2019. Prior to April 30, 2018, the Trust and NFA had entered into a written contract waiving 0.015% of investment advisory fees of the Fund. During the year ended December 31, 2018, the waiver of such investment advisory fees by NFA amounted to $73,064, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2018, the Fund’s effective advisory fee rate before contractual fee waivers was 0.86%, and after contractual fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party

30

Notes to Financial Statements (Continued)

December 31, 2018

service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2018, NFM earned $167,309, in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2018, the Fund’s portion of such costs amounted to $1,419.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% for the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2018, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $519,302.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund

31

Notes to Financial Statements (Continued)

December 31, 2018

under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended December 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2018, the Fund had purchases of $432,365,365 and sales of $464,191,613 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible

32

Notes to Financial Statements (Continued)

December 31, 2018

declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds were required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Fund’s financial statements for the year ended December 31, 2018.

33

Notes to Financial Statements (Continued)

December 31, 2018

In March 2017, FASB issued ASU 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Fund will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for Funds with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2018, the Fund recaptured $55,028 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,984,368	$53,400,744	$82,385,112	$—	$82,385,112

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,293,029	$19,503,498	$23,796,527	$—	$23,796,527

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,407,354	$32,631,667	$35,039,021	$—	$(28,464,566)	$6,574,455

Amounts designated as “—” are zero or have been rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

34

Notes to Financial Statements (Continued)

December 31, 2018

As of December 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$346,001,475	$20,309,689	$(48,773,760)	$(28,464,071)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

December 31, 2018

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Company Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2019

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2018 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2018, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 8.06%.

The Fund designates $53,400,744, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

37

Management Information

December 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	110

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	110

38

Management Information (Continued)

December 31, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	110

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

39

Management Information (Continued)

December 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	110

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	110

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

40

Management Information (Continued)

December 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	110
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

41

Management Information (Continued)

December 31, 2018

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Note about Citigroup Indexes

©2019 Citigroup Index LLC. All rights reserved

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Dow Jones U.S. Select Real Estate Securities IndexSM (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

43

Market Index Definitions (cont.)

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

ICE Bank of America/Merrill Lynch US High Yield Master II Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or eurobond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2019).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.

44

Market Index Definitions (cont.)

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar Category™

The Morningstar Category™ is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (cont.)

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P/Citi International Treasury Bond ex-US Index: An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

46

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)  (1)  Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

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3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Carol A. Kosel, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d):    The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2017, and December 31, 2018.

	2017	2018

Audit Fees	$1,059,365	$1,129,075
Audit-Related Fees	$18,867(a)	$46,600
Tax Fees	$374,755(b)	$406,240
All Other Fees	$0	$0

Total	$1,452,987	$1,581,915

(a)	Audit-related fee amount represents fees for FORM N-17f-2 and FORM N-14.
(b)	Tax fee amount represents tax compliance for federal, state and international matters, general advice as well as advice as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2017, and December 31, 2018.

	2017	2018

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

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	2017	2018
Total	None	None

(e)          (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2017, and December 31, 2018:

	2017	2018

Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2017, and December 31, 2018:

	2017	2018

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2018, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2017, and December 31, 2018, were $832,382 and $2,306,522, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered PwC’s provision of non-audit services to NFA and Covered Services Providers, that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditor’s provision of these services is compatible with maintaining the auditor’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Variable Insurance Trust by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Variable Trust investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury

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function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. On September 22, 2017, the SEC issued a letter extending the assurances provided in the June 20, 2016 letter with no expiration noted (see Fidelity Management & Research Company et al., No-Action Letter (Sept. 22, 2017).

Item 5.    Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6.    Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

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(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

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The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of June 13, 2018, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(a)(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by

9

reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	February 21, 2019

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 21, 2019

* Print the name and title of each signing officer under his or her signature.

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